UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-21114

ProShares Trust

(Exact name of registrant as specified in charter)

7272 Wisconsin Avenue, 21st Floor

Bethesda, MD 20814

(Address of principal executive offices) (Zip code)

Michael L. Sapir, CEO

ProShare Advisors LLC

7272 Wisconsin Avenue, 21st Floor

Bethesda, MD 20814

(Name and Address of Agent for Service)

Registrant’s telephone number, including area code: (240) 497-6400

Date of fiscal year end: May 31

Date of reporting period: May 31, 2023

Item 1. Reports to Stockholders.

(a)	The following is a copy of the report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).

ANNUAL REPORT

MAY 31, 2023

Bitcoin Strategy ETF*  BITO

Short Bitcoin Strategy ETF*  BITI

*  The Bitcoin Strategy ETF and Short Bitcoin Strategy ETF funds are consolidated with Cayman Bitcoin Strategy Portfolio and Cayman Bitcoin Inverse Strategy Portfolio, respectively. A claim of exemption pursuant to the Commodity Futures Trading Commission ("CFTC") Rule 4.7 has been made by the Investment Adviser with respect to these funds. The exemption relieves these funds of certain disclosure and reporting obligations under the commodity pool rules of the CFTC.

PROSHARES TRUST  Distributor: SEI Investments Distribution Co.

I	Shareholder Letter
II	Management Discussion of Fund Performance
VII	Expense Examples
1	Consolidated Schedule of Portfolio Investments
4	Consolidated Statements of Assets and Liabilities
6	Consolidated Statements of Operations
8	Consolidated Statements of Changes in Net Assets
10	Consolidated Financial Highlights
12	Notes to Financial Statements
24	Report of Independent Registered Public Accounting Firm
25	Miscellaneous Information
26	Trustees and Executive Officers of ProShares Trust

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DEAR SHAREHOLDER:

Given the promise and potential of innovations like bitcoin, ProShares is committed to providing you, our investors, with an array of products and services designed to help you meet your investment objectives. The following is the ProShares Bitcoin Strategies Annual Report for the 12 months ended May 31, 2023.

A Tale of Two Market Cycles

Over the 12-month period covered in this report, the price of bitcoin fell 14.6%, as measured by the Bloomberg Galaxy Bitcoin Index (BTC). However, its performance was essentially bifurcated. There was a sharp downturn in the price of bitcoin through the end of 2022 followed by a significant rebound in 2023. These price swings were mirrored by the broader cryptocurrency market over the same yearlong period.

The wide-ranging effects of inflation and the Federal Reserve's campaign of interest rate hikes weighed on most sectors and asset classes in 2022, and cryptocurrencies like bitcoin fell in a parallel fashion. By the end of 2022, the price of bitcoin had declined 47.5% from the beginning of the reporting period, according to the BTC Index.

As 2023 began, however, the picture changed. Even with lingering inflation, cryptocurrencies rallied alongside equities. From the beginning of 2023 to the end of the reporting period, bitcoin rose 62.9%, according to the BTC Index. Strikingly, this rally persisted despite further turmoil in the category, including the regulatory scrutiny on certain exchanges and heightened concerns over the financial health of regional U.S. banks.

Signs of Crypto Market Maturity Despite Significant Challenges

Underscoring the bifurcated performance of bitcoin during the reporting period have been at least two competing forces. On the one hand, cryptocurrencies are increasingly becoming integrated into the financial services industry and our day-to-day lives. They are part of a broader transformation of the infrastructure supporting our financial system that includes the growing use of the blockchain and other emerging technologies.

The use of digital assets as investments appears to be growing, too. Recent research suggests that the share of people owning any cryptocurrency has increased dramatically since 2018, and that share continued to increase to 12% of the population even as bitcoin prices fell sharply in late 2022.

On the other hand, the challenges of spot cryptocurrency markets over the past year must not be overlooked. In particular, there has been heightened concern over the practices of several largely unregulated cryptocurrency exchanges and other third-party service providers. Lingering questions over whether cryptocurrency brokerage accounts are segregated in the event of bankruptcy, among other issues, suggest that the financial infrastructure supporting the spot cryptocurrency market is still maturing.

ProShares Provides Regulated Solutions to Investors Looking to Capture Bitcoin-Linked Returns

No matter whether bitcoin prices go up or down, ProShares' Bitcoin Strategy ETFs enable investors to express their views about the price of bitcoin through a regulated investment product. ProShares Bitcoin Strategy ETF (BITO) provides a convenient way for investors to gain exposure to bitcoin-linked returns, and it has very closely tracked spot bitcoin since its inception in October 2021. It is now the world's largest bitcoin-linked ETF. With the June 2022 launch of ProShares Short Bitcoin Strategy ETF (BITI), investors have a way to hedge their bitcoin exposure and/or potentially profit on days when the price of bitcoin falls. BITI seeks daily inverse (-1x) exposure to the S&P CME Bitcoin Futures Index.

ProShares investors may also benefit from the inherent advantages arising from the ETF structure of both funds. Both BITO and BITI invest in regulated futures that trade on regulated exchanges, and the ETF vehicle, by its very nature, trades on a regulated exchange as well. As ETFs, both BITO and BITI have stringent safekeeping protocols, which require these funds' assets to be held at qualified custodian. Both also have an independent board with a fiduciary duty to look out for the best interests of their shareholders. These multiple layers of regulation should provide ProShares investors with confidence as they navigate the uncertainties and other challenges of the cryptocurrency space.

ProShares has a long and successful history of pioneering some of the ETF industry's most innovative ETFs. BITO and BITI build on this tradition, and we look forward to continuing to provide our investors with a breadth of choices, across diverse market segments, that allow them to adapt their investments to their latest market views. We thank you for the trust and confidence you have placed in us by choosing ProShares, and we appreciate the opportunity to continue serving your investment needs.

Sincerely,

Michael L. Sapir
Chairman of the Board of Trustees

PROSHARES.COM :: I

MANAGEMENT DISCUSSION
OF FUND PERFORMANCE

II :: MAY 31, 2023 :: MANAGEMENT DISCUSSION OF FUND PERFORMANCE PROSHARES TRUST

Investment Strategies and Techniques — Bitcoin Strategies Funds (the "Funds")

ProShares Bitcoin Strategy ETF (BITO) was in existence for the entire period covered by this annual report. BITO seeks to provide capital appreciation primarily through managed exposure to bitcoin futures contracts. BITO does not invest directly in bitcoin and is actively managed. Its performance reflects the investment decisions that ProShare Advisors LLC ("PSA"), the investment adviser to the funds, makes for the fund. PSAs' judgments about the fund's investments may prove to be incorrect. If the investments selected and strategies employed by the fund fail to produce the intended results, the fund could underperform other market segments and funds with a similar investment objective and/or strategies.

ProShares Short Bitcoin Strategy ETF (BITI) was launched during this period. BITI seeks daily investment results, before fees and expenses, that correspond to the inverse (-1x) of the daily performance of the S&P CME Bitcoin Futures Index. The fund does not seek to achieve its stated investment objective over a period of time greater than a single day. A "single day" is measured from the time the Fund calculates its net asset value ("NAV") to the time of the Fund's next NAV calculation. The return of BITI for a period longer than a single day will be the result of each day's returns compounded over the period, which will very likely differ from the inverse (-1x) of the return of the Fund's index for that period. During periods of higher market volatility, the volatility of BITI's index may affect the Fund's return as much as or more than the return of the index. PSA uses a passive approach in seeking to achieve BITI's investment objective. Using this approach, PSA determines the type, quantity and mix of investment positions that each Fund should hold to approximate the daily performance of its index. PSA does not invest the assets of the BITI in securities or financial instruments based on its view of investment merit nor does PSA conduct conventional investment research or analysis; forecast market movements, trends or market conditions; or take defensive positions in managing assets of BITI. BITI does not invest directly in bitcoin.

The Funds seek to invest primarily in bitcoin futures contracts and do not invest directly in bitcoin. Bitcoin and bitcoin futures are relatively new investments. They are subject to unique and substantial risks, and historically, have been subject to significant price volatility. The value of an investment in the Fund could decline significantly and without warning, including to zero. You may lose the full value of your investment within a single day.

The Funds make significant use of investment techniques that may be considered aggressive, including the use of, futures contracts ("derivatives"). Funds using derivatives are exposed to risks different from, or possibly greater than, the risks associated with investing directly in securities, including one or more of the following: counterparty risk (i.e., the risk that a counterparty is unable or unwilling to make timely payments to meet its contractual obligations) on the amount a Fund expects to receive from a derivatives counterparty, liquidity risk (i.e., the risk that a Fund might not be able to acquire or dispose of certain holdings quickly or at prices that represent true market value in the judgment of PSA), and increased correlation risk (i.e., the risk that a Fund may not be able to achieve a high degree of correlation with its index or the inverse thereof). If a counterparty becomes bankrupt, or fails to perform its obligations, the value of an investment in a Fund may decline. The counterparty to a listed futures contract is the clearing organization for the listed future, which is held through a futures commission merchant ("FCM") acting on behalf of the Fund. Consequently, the counterparty risk on a listed futures contract is the creditworthiness of the FCM and the exchange's clearing corporation.

Factors that Materially Affected the Performance of BITO during the Year Ended May 31, 20231:

The primary factors affecting BITO's performance were the return of spot bitcoin, which is the reference asset for the bitcoin futures held by the fund, and in turn, the factors and market conditions affecting bitcoin and bitcoin futures. Other significant factors affecting performance included the cost associated with PSA's management of holding and replacement of futures contracts as they approach maturity (often referred to as the cost of "rolling," which includes the impact of the futures implied financing costs) as well as fund fees, expenses and transaction costs (which are not reflected in the fund's expense ratio and may be higher than for more traditional funds) and the offsetting impact of interest earned on cash investments.

Factors that Materially Affected the Performance of BITI during the Period Ended May 31, 20231:

The primary factors affecting BITI's performance were the daily return of spot bitcoin, which is the reference asset for the bitcoin futures held by the fund and referenced by BITI's index, and in turn, the factors and market conditions affecting bitcoin and bitcoin futures combined with the volatility of bitcoin and bitcoin futures and the compounded impact over time of repositioning BITI daily to -100% investment exposure. Other significant factors affecting performance included the cost associated with the replacement of futures contracts as they approach maturity (often referred to as "rolling", and generally guided by BITI's index construction) as well as fund fees, expenses and transaction costs and the beneficial impact of interest earned on cash investments.

During the period PSA waived fees or reimbursed the amount of interest expense incurred in connection with use of reverse repurchase agreements and net fees charged by futures commission merchants. After September 30, 2023 this expense limitation may be terminated or revised by ProShare Advisors.

•  Index Performance: The performance of BITI's index and, in turn, the factors and market conditions affecting that index are a principal factor driving Fund performance.2

•  Compounding of Daily Returns and Volatility: BITI seeks daily investment results, before fees and expenses, that correspond to the performance of a daily benchmark that is the inverse (-1x) of its

1  Past performance is not a guarantee of future results.

2  Indexes do not actually hold a portfolio of securities and/or financial instruments. Indexes do not incur fees, expenses and transaction costs. Fees, expenses and transaction costs incurred by the Funds negatively impact the performance of those Funds relative to their respective indexes. Performance of the Funds will generally differ from the performance of the Fund's index.

PROSHARES TRUST MANAGEMENT DISCUSSION OF FUND PERFORMANCE :: MAY 31, 2023 :: III

underlying index for a single day only. The fund does not seek to achieve its stated investment objective over a period of time greater than a single day. The return of BITI for a period longer than a single day will be the result of each day's returns compounded over the period, which will very likely differ from the inverse (-1x) of the return of the Fund's index for that period. During periods of higher market volatility, the volatility of BITI's index may affect the Fund's return as much as or more than the return of the index. In general, during periods of higher index volatility, compounding will cause the Fund's performance for periods longer than a single day to be less than the inverse (-1x) of the return of the index. This effect becomes more pronounced as volatility increases. Conversely, in periods of lower index volatility (particularly when combined with higher index returns), the Fund's returns over longer periods can be higher than the inverse (-1x) of the return of the index. Longer holding periods and higher index volatility each exacerbates the negative impact of compounding on the Fund's performance.

•  Financing Rates Associated with Derivatives and Interest earned on Cash Positions: The performance of BITI was impacted by the financing costs implied in the price of bitcoin futures contracts. Because BITI holds short positions in futures contracts, it benefits from these implied financing costs and also earns interest on its cash investments.

•  Fees, Expenses, and Transaction Costs: Fees and expenses are listed in BITI's financial statements and may generally be higher and thus have a more negative impact on fund performance compared to many traditional index-based funds. Transaction costs are not reflected in the funds' expense ratio and are generally higher for BITI than many more traditional funds. Repositioning of BITI's portfolio to maintain consistent -100% investment exposure may lead to commensurate increases in portfolio transaction costs, which negatively impact BITI's daily NAV.

•  Miscellaneous factors: BITI holds a mix of securities and/or derivatives that is designed to provide returns that seek to achieve its investment objective. BITI may hold futures contracts or other investments not represented in its index or may have weightings that are different from that of its index.

IV :: MAY 31, 2023 :: MANAGEMENT DISCUSSION OF FUND PERFORMANCE PROSHARES TRUST

ProShares Bitcoin Strategy ETF (the "Fund") seeks capital appreciation. There can be no assurance that the Fund will achieve its investment objective. For the year ended May 31, 2023, the Fund had a total return of –15.27%1. For the same period, the Bloomberg Galaxy Bitcoin Index had a total return of –14.55%2 and a volatility of 60.34%. For the period, the Fund had an average daily volume of 8,840,397 shares.

The Fund does not invest directly in bitcoin. The Fund seeks to provide capital appreciation primarily through managed exposure to bitcoin futures contracts. The Fund expects to gain exposure to these investments by investing a portion of its assets in the ProShares Cayman Bitcoin Strategy Portfolio, a wholly-owned subsidiary of the Fund organized under the laws of the Cayman Islands (the "Subsidiary"). Unlike the Fund, the Subsidiary is not an investment company registered under the Investment Company Act of 1940. The Fund's investment in the Subsidiary is intended to provide the Fund with exposure to commodity markets in accordance with applicable rules and regulations. The Fund will generally limit investments in the Subsidiary to 25% but it may exceed that amount if the Advisor believes doing so is in the best interest of the Fund, such as to help achieve the Fund's investment objective or increase the tax efficiency of the Fund.

Value of a $10,000 Investment Since Inception at Net Asset Value*

*The line graph represents historical performance of a hypothetical investment of $10,000 in the ProShares Bitcoin Strategy ETF from October 18, 2021 to May 31, 2023, assuming the reinvestment of distributions.

Cumulative Total Return as of 05/31/23

	One Year	Since Inception (10/18/21)
ProShares Bitcoin Strategy ETF	-15.27%	-41.84%
Bloomberg Galaxy Bitcoin Index	-14.55%	-39.78%

Expense Ratios**

Fund	Gross	Net
ProShares Bitcoin Strategy ETF	0.95%	0.95%

**Reflects the expense ratio as reported in the Prospectus dated October 1, 2022. See Financial Highlights for effective expense ratios.

Allocation of Portfolio Holdings & Index Composition as of 5/31/23

Market Exposure

Investment Type	% of Net Assets
Futures Contracts	97%
Total Exposure	97%

"Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents.

Bloomberg Galaxy Bitcoin Index – Composition

% of Index
Bitcoin Futures	100%

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value ("NAV") will fluctuate so that an investor's shares, when redeemed, may be more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. To obtain performance current to the most recent month please visit www.ProShares.com.

1  Fund returns are based on the NAV of the Fund. This calculation reflects the theoretical reinvestment of distributions, if any, in the Fund as of the ex-date. The impact of transaction costs and the inability of investors to reinvest fractional shares are not reflected in the calculations.

2  The Index is a price return index. The total return and any graph or table reflect the theoretical reinvestment of dividends on securities in the Index. The impact of transaction costs and the deduction of expenses associated with an exchange traded fund such as investment management and accounting fees, are not reflected in the Index calculation. It is not possible to invest directly in the Index.

The above information is not covered by the Report of the Independent Registered Public Accounting Firm.

PROSHARES TRUST MANAGEMENT DISCUSSION OF FUND PERFORMANCE :: BITCOIN STRATEGY ETF BITO :: V

ProShares Short Bitcoin Strategy ETF (the "Fund") seeks daily investment results, before fees and expenses, that correspond to the inverse (–1X) of the return of the S&P CME Bitcoin Futures Index (the "Index") for a single day, not for any other period. There can be no assurance that the Fund will achieve its investment objective. From inception on June 19, 2022 to May 31, 2023, the Fund had a total return of –46.52%1. For the same period, the S&P CME Bitcoin Futures Index had a total return of 29.79%2 and a volatility of 64.50%. For the period, the Fund had an average daily volume of 1,001,850 shares.

The Fund does not invest directly in bitcoin nor does it directly short bitcoin. Instead, the Fund seeks to benefit from decreases in the price of bitcoin futures contracts for a single day. The Fund expects to gain exposure to these investments by investing a portion of its assets in the ProShares Cayman Bitcoin Inverse Strategy Portfolio, a wholly-owned subsidiary of the Fund organized under the laws of the Cayman Islands (the "Subsidiary"). Unlike the Fund, the Subsidiary is not an investment company registered under the Investment Company Act of 1940. The Fund's investment in the Subsidiary is intended to provide the Fund with exposure to commodity markets in accordance with applicable rules and regulations. The Fund will generally limit investments in the Subsidiary to 25% but it may exceed that amount if the Advisor believes doing so is in the best interest of the Fund, such as to help achieve the Fund's investment objective or increase the tax efficiency of the Fund.

The Index is constructed and maintained by S&P Dow Jones Indices LLC. The Index measures the performance of the front-month bitcoin futures contract trading on the Chicago Mercantile Exchange. The Index is constructed from futures contracts and includes a provision for the replacement of the Index futures contracts as the contracts approach maturity, often referred to as "rolling" a futures contract.

Value of a $10,000 Investment Since Inception at Net Asset Value*

*The line graph represents historical performance of a hypothetical investment of $10,000 in the ProShares Bitcoin Strategy ETF from June 19, 2022 to May 31, 2023, assuming the reinvestment of distributions.

Cumulative Total Return as of 05/31/23

Since Inception (6/19/22)
ProShares Short Bitcoin Strategy ETF	-46.52%
S&P CME Bitcoin Futures Index	29.79%

Expense Ratios**

Fund	Gross	Net
ProShares Short Bitcoin Strategy ETF	1.33%	0.95%

**Reflects the expense ratio as reported in the Prospectus dated June 20, 2023. Contractual fee waivers are in effect through September 30, 2023. See Financial Highlights for effective expense ratios.

Allocation of Portfolio Holdings & Index Composition as of 5/31/23

Market Exposure

Investment Type	% of Net Assets
Futures Contracts	(100%)
Total Exposure	(100%)

"Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents.

S&P CME Bitcoin Futures Index – Composition

% of Index
Bitcoin Futures	100%

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value ("NAV") will fluctuate so that an investor's shares, when redeemed, may be more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. To obtain performance current to the most recent month please visit www.ProShares.com.

1  Fund returns are based on the NAV of the Fund. This calculation reflects the theoretical reinvestment of distributions, if any, in the Fund as of the ex-date. The impact of transaction costs and the inability of investors to reinvest fractional shares are not reflected in the calculations.

2  The Index is a price return index. The total return and any graph or table reflect the theoretical reinvestment of dividends on securities in the Index. The impact of transaction costs and the deduction of expenses associated with an exchange traded fund such as investment management and accounting fees, are not reflected in the Index calculation. It is not possible to invest directly in the Index.

The above information is not covered by the Report of the Independent Registered Public Accounting Firm.

VI :: BITI SHORT BITCOIN STRATEGY ETF :: MANAGEMENT DISCUSSION OF FUND PERFORMANCE PROSHARES TRUST

EXPENSE EXAMPLES

PROSHARES TRUST EXPENSE EXAMPLES (UNAUDITED) :: VII

As a shareholder, you incur two types of costs: (1) transaction costs for purchasing and selling shares and (2) ongoing costs, including advisory fees and other Fund expenses. The expense examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other funds.

Actual Expenses

The actual expense examples are based on an investment of $1,000 invested at the beginning of a six-month period and held through the period ended, May 31, 2023.

The first line in the following tables provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 =8.6), then multiply the result by the number in the first line under the heading "Expenses Paid During the Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The hypothetical expense examples are based on an investment of $1,000 invested at the beginning of a six month period and held through the period ended, May 31, 2023.

The second line in the following tables provides information about hypothetical account values and hypothetical expenses based on the Funds' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Funds' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as brokerage charges. Therefore, the second line for each Fund in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if transaction costs were included, your costs would have been higher.

	Beginning Account Value 12/1/2022	Ending Account Value 05/31/23	Expenses Paid During the Period*	Annualized Expense Ratio During Period
Bitcoin Strategy ETF
Actual	$1,000.00	$1,559.50	$6.06	0.95%
Hypothetical	$1,000.00	$1,020.19	$4.78	0.95%
Short Bitcoin Strategy ETF
Actual	$1,000.00	$554.00	$3.72	0.96%
Hypothetical	$1,000.00	$1,020.14	$4.84	0.96%

*  Expenses are equal to the average account value multiplied by the Fund's annualized expense ratio multiplied by 182/365 (the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year).

VIII :: EXPENSE EXAMPLES (UNAUDITED) PROSHARES TRUST

CONSOLIDATED SCHEDULE OF PORTFOLIO INVESTMENTS

PROSHARES TRUST CONSOLIDATED SCHEDULE OF PORTFOLIO INVESTMENTS :: MAY 31, 2023 :: 1

Investments	Principal Amount	Value
Short-Term Investments — 65.2%
Repurchase Agreements (a) — 9.7%
Repurchase Agreements with various counterparties, rates 4.95% - 5.05%, dated 5/31/2023, due 6/1/2023, total to be received $86,155,309 (Cost $86,143,249)	$86,143,249	$86,143,249
U.S. Treasury Obligations — 55.5%
U.S. Treasury Bills 5.19%, 8/17/2023 (b) (Cost $494,513,750)	500,000,000	494,576,580
Total Short-Term Investments (Cost $580,656,999)		580,719,829
Total Investments — 65.2% (Cost $580,656,999)		580,719,829
Other assets less liabilities — 34.8%		310,523,188
Net Assets — 100.0%		$891,243,017

(a)  The Fund invests in Repurchase Agreements jointly with other funds in the Trust. See "Repurchase Agreements" in the Notes to Financial Statements to view the details of each individual agreement and counterparty as well as a description of the securities subject to repurchase.

(b)  The rate shown was the current yield as of May 31, 2023.

As of May 31, 2023, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investment securities and derivative instruments, if applicable, for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$4,646,688
Aggregate gross unrealized depreciation	(28,486,151)
Net unrealized depreciation	$(23,839,463)
Federal income tax cost	$580,656,999

Futures Contracts Purchased

Bitcoin Strategy ETF had the following open long futures contracts as of May 31, 2023:

	Number of Contracts	Expiration Date	Trading Currency	Notional Amount	Value and Unrealized Appreciation/ (Depreciation)
CME Bitcoin Futures	4,160	6/30/2023	U.S. Dollar	$563,160,000	$(28,486,151)
CME Bitcoin Futures	2,227	7/28/2023	U.S. Dollar	303,484,425	4,583,858
					$(23,902,293)

See accompanying notes to the financial statements.

2 :: BITO BITCOIN STRATEGY ETF :: MAY 31, 2023 :: CONSOLIDATED SCHEDULE OF PORTFOLIO INVESTMENTS PROSHARES TRUST

Investments	Principal Amount	Value
Short-Term Investments — 69.7%
Repurchase Agreements (a) — 15.2%
Repurchase Agreements with various counterparties, rates 4.95% - 5.05%, dated 5/31/2023, due 6/1/2023, total to be received $15,223,049 (Cost $15,220,919)	$15,220,919	$15,220,919
U.S. Treasury Obligations — 54.5%
U.S. Treasury Bills 5.19%, 8/17/2023 (b) (Cost $54,396,513)	55,000,000	54,403,424
Total Short-Term Investments (Cost $69,617,432)		69,624,343
Total Investments — 69.7% (Cost $69,617,432)		69,624,343
Other assets less liabilities — 30.3%		30,242,393
Net Assets — 100.0%		$99,866,736

(a)  The Fund invests in Repurchase Agreements jointly with other funds in the Trust. See "Repurchase Agreements" in the Notes to Financial Statements to view the details of each individual agreement and counterparty as well as a description of the securities subject to repurchase.

(b)  The rate shown was the current yield as of May 31, 2023.

As of May 31, 2023, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investment securities and derivative instruments, if applicable, for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$6,911
Aggregate gross unrealized depreciation	(1,029,295)
Net unrealized depreciation	$(1,022,384)
Federal income tax cost	$69,617,432

Futures Contracts Sold

Short Bitcoin Strategy ETF had the following open short futures contracts as of May 31, 2023:

	Number of Contracts	Expiration Date	Trading Currency	Notional Amount	Value and Unrealized Depreciation
CME Bitcoin Futures	735	6/30/2023	U.S. Dollar	$99,500,625	$(1,029,295)

See accompanying notes to the financial statements.

PROSHARES TRUST CONSOLIDATED SCHEDULE OF PORTFOLIO INVESTMENTS :: MAY 31, 2023 :: SHORT BITCOIN STRATEGY ETF BITI :: 3

CONSOLIDATED STATEMENTS OF ASSETS AND LIABILITIES

4 :: MAY 31, 2023 :: CONSOLIDATED STATEMENTS OF ASSETS AND LIABILITIES PROSHARES TRUST

	Bitcoin Strategy ETF	Short Bitcoin Strategy ETF
ASSETS:
Securities and Repurchase Agreements, at cost	$580,656,999	$69,617,432
Securities, at value	494,576,580	54,403,424
Repurchase Agreements, at value	86,143,249	15,220,919
Cash	35,125,375	1,397,469
Segregated cash balances with brokers for futures contracts	304,063,602	32,340,000
Interest receivable	11,938	2,109
Receivable for capital shares issued	340	501
Receivable from Advisor	—	221
Receivable for variation margin on futures contracts	3,365,369	1,768,092
Total Assets	923,286,453	105,132,735
LIABILITIES:
Payable for capital shares redeemed	3,542,307	4,801,111
Payable to Advisor	331,118	—
Trustee fees payable	7,367	1,021
Compliance services fees payable	3,075	386
Payable for variation margin on futures contracts	28,159,569	463,481
Total Liabilities	32,043,436	5,265,999
NET ASSETS	$891,243,017	$99,866,736
NET ASSETS CONSIST OF:
Paid in Capital	$1,955,292,100	$170,726,997
Distributable earnings (loss)	(1,064,049,083)	(70,860,261)
NET ASSETS	$891,243,017	$99,866,736
Shares (unlimited number of shares authorized, no par value)	57,380,001	4,620,000
Net Asset Value	$15.53	$21.62

See accompanying notes to the financial statements.

PROSHARES TRUST CONSOLIDATED STATEMENTS OF ASSETS AND LIABILITIES :: MAY 31, 2023 :: 5

CONSOLIDATED STATEMENTS OF OPERATIONS

6 :: FOR THE PERIODS ENDED MAY 31, 2023 :: CONSOLIDATED STATEMENTS OF OPERATIONS PROSHARES TRUST

	Bitcoin Strategy ETF	Short Bitcoin Strategy ETF
	Year Ended May 31, 2023	June 19, 2022* through May 31, 2023
INVESTMENT INCOME:
Interest	$15,727,705	$1,829,355
Total Investment Income	15,727,705	1,829,355
EXPENSES:
Advisory fees (Note 4)	6,935,393	882,647
Trustees fees (Note 5)	17,240	1,943
Compliance services fees (Note 4)	2,673	386
Interest expense	—	75,309
Futures Commission Merchant fees	—	275,793
Total Gross Expenses before fees waived and/or reimbursed	6,955,306	1,236,078
LESS:
Expenses waived and/or reimbursed by Advisor (Note 4)	—	(351,102)
Total Net Expenses	6,955,306	884,976
Net Investment Income (Loss)	8,772,399	944,379
NET REALIZED GAIN (LOSS) FROM:
Transactions in investment securities	(171,076)	(5,404)
Expiration or closing of futures contracts	(105,333,754)	(70,361,125)
Net realized gain (loss)	(105,504,830)	(70,366,529)
CHANGE IN NET UNREALIZED APPRECIATION/DEPRECIATION FROM:
Investments	87,368	6,911
Futures contracts	(21,996,521)	(1,029,295)
Change in net unrealized appreciation/depreciation	(21,909,153)	(1,022,384)
Net realized and unrealized gain (loss)	(127,413,983)	(71,388,913)
Change in Net Assets Resulting from Operations	$(118,641,584)	$(70,444,534)

*  Commencement of investment operations.

See accompanying notes to the financial statements.

PROSHARES TRUST CONSOLIDATED STATEMENTS OF OPERATIONS :: FOR THE PERIODS ENDED MAY 31, 2023 :: 7

CONSOLIDATED STATEMENTS OF CHANGES IN NET ASSETS

8 :: FOR THE PERIODS INDICATED :: CONSOLIDATED STATEMENTS OF CHANGES IN NET ASSETS PROSHARES TRUST

	Bitcoin Strategy ETF		Short Bitcoin Strategy ETF
	Year Ended May 31, 2023	October 18, 2021* through May 31, 2022	June 19, 2022* through May 31, 2023
FROM INVESTMENT ACTIVITIES:
OPERATIONS:
Net investment income (loss)	$8,772,399	$(6,042,371)	$944,379
Net realized gain (loss)	(105,504,830)	(876,876,301)	(70,366,529)
Change in net unrealized appreciation/depreciation	(21,909,153)	(1,930,310)	(1,022,384)
Change in net assets resulting from operations	(118,641,584)	(884,848,982)	(70,444,534)
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Distributable earnings	(62,858,434)	—	(415,727)
Total distributions	(62,858,434)	—	(415,727)
CAPITAL TRANSACTIONS (a):
Proceeds from shares issued	1,042,452,625	2,376,696,826	384,618,160
Cost of shares redeemed	(793,632,666)	(667,924,768)	(214,296,663)
Change in net assets resulting from capital transactions	248,819,959	1,708,772,058	170,321,497
Change in net assets	67,319,941	823,923,076	99,461,236
NET ASSETS:
Beginning of period	$823,923,076	$—	$405,500
End of period	$891,243,017	$823,923,076	$99,866,736
SHARE TRANSACTIONS:
Beginning of period	41,910,001	—	10,000
Issued	73,000,000	68,940,001	12,230,000
Redeemed	(57,530,000)	(27,030,000)	(7,620,000)
Shares outstanding, end of period	57,380,001	41,910,001	4,620,000

*  Commencement of investment operations.

(a)  Capital share transactions may include transaction fees associated with Creation and Redemption transactions which occurred during the period. See Note 7 to the Financial Statements.

See accompanying notes to the financial statements.

PROSHARES TRUST CONSOLIDATED STATEMENTS OF CHANGES IN NET ASSETS :: FOR THE PERIODS INDICATED :: 9

CONSOLIDATED FINANCIAL HIGHLIGHTS

10 :: CONSOLIDATED FINANCIAL HIGHLIGHTS PROSHARES TRUST

ProShares Trust Consolidated Financial Highlights FOR THE PERIODS INDICATED

	SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIODS INDICATED
	PER SHARE OPERATING PERFORMANCE													RATIOS/SUPPLEMENTAL DATA
	INVESTMENT OPERATIONS						DISTRIBUTIONS					TOTAL RETURN (c)		RATIOS TO AVERAGE NET ASSETS (f)				SUPPLEMENTAL DATA
	Net asset value, beginning of period	Net investment income (loss) (a)	Net realized and unrealized gains (losses) on investments	Transaction fees (b)		Total from investment operations	Net investment income	Net realized gains	Tax return of capital	Total distributions	Net asset value, end of period	Net asset value (d)	Market value (e)	Expenses before expense reductions	Expenses net of waivers, if any	Net investment income (loss) before expense reductions	Net investment income (loss) net of waivers, if any	Net assets, end of period (000)	Portfolio turnover rate (g)
Bitcoin Strategy ETF
Year ended May 31, 2023	$19.66	$0.16	$(3.16)	$—	(h)	$(3.00)	$(1.13)	$—	$—	$(1.13)	$15.53	(15.27)%	(15.21)%	0.95%	0.95%	1.20%	1.20%	$891,243	N/A
October 18, 2021* through May 31, 2022	40.00	(0.15)	(20.20)	0.01		(20.34)	—	—	—	—	19.66	(50.85)	(50.93)	0.96	0.96	(0.88)	(0.88)	823,923	N/A
Short Bitcoin Strategy ETF
June 19, 2022* through May 31, 2023	40.55	0.28	(19.14)	0.02		(18.84)	(0.09)	—	—	(0.09)	21.62	(46.52)	(46.53)	1.33	0.95	0.64	1.02	99,867	N/A

*  Commencement of investment operations.

(a)  Per share net investment income (loss) has been calculated using the average daily shares method.

(b)  Includes transaction fees associated with the issuance and redemption of Creation Units.

(c)  Not annualized for periods less than one year.

(d)  Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, if any, and redemption on the last day of the period at net asset value. This percentage is not an indication of the performance of a shareholder's investment in the Fund based on market value due to differences between the market price of the shares and the net asset value per share of the Fund.

(e)  Market value total return is calculated assuming an initial investment made at the market value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, if any, and redemption on the last day of the period at market value. Market value is determined by the composite closing price. Composite closing security price is defined as the last reported sale price from any primary listing market (e.g., NYSE and Nasdaq) or participating regional exchanges or markets. The composite closing price is the last reported sale price from any of the eligible sources, regardless of volume and not an average price and may have occurred on a date prior to the close of the reporting period. Market value may be greater or less than net asset value, depending on the Fund's closing price on the listing market.

(f)  Annualized for periods less than one year.

(g)  Portfolio turnover rate is calculated without regard to instruments having a maturity of less than one year from acquisition or derivative instruments (including futures contracts), therefore the portfolio turnover rate is not applicable to these funds.

(h)  Per share amount is less than $0.005.

See accompanying notes to the financial statements.

PROSHARES TRUST CONSOLIDATED FINANCIAL HIGHLIGHTS :: 11

NOTES TO FINANCIAL STATEMENTS

12 :: MAY 31, 2023 :: NOTES TO FINANCIAL STATEMENTS PROSHARES TRUST

1. Organization

ProShares Trust (the "Trust") is registered as an open-end management investment company under the Investment Company Act of 1940 ("1940 Act"). The Trust was formed as a Delaware statutory trust on May 29, 2002, has authorized capital of an unlimited number of shares at no par value and is comprised of 121 operational funds. These accompanying Notes to Financial Statements relate to the ProShares Bitcoin Strategy ETF and the ProShares Short Bitcoin Strategy ETF, the portfolios of the Trust included in this report (collectively, the "Funds" and individually, a "Fund"). Each Fund qualifies as an investment company as defined in the Financial Accounting Standards Codification Topic 946 — Financial Services — Investment Companies. Each Fund is considered to be "non-diversified" under the 1940 Act.

2. Significant Accounting Policies

The net asset value per share ("NAV") of each Fund is generally determined as of the close of the regular trading session of the exchange on which it is listed (is typically calculated as of 4:00 p.m. Eastern Time) on each business day.

The following is a summary of significant accounting policies followed by each Fund in preparation of its financial statements. These policies are in conformity with U.S. generally accepted accounting principles ("GAAP"). The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts. The actual results could differ from those estimates.

Investment Valuation

The Funds record their investments at fair value. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The securities in the portfolio of a Fund that are listed or traded on a stock exchange or the Nasdaq Stock Market, except as otherwise noted, are generally valued at the closing price, if available, or the last sale price on the exchange or system where the security is principally traded, generally using information provided by a third party pricing service, or market quotations. These valuations are typically categorized as Level 1 in the fair value hierarchy described below. If there have been no sales for that day on the exchange or system where the security is principally traded, then fair value may be determined with reference to the mean of the latest bid and asked quotes, if applicable, on the exchange or system. If there have been no sales or quotes of the security for that day on the exchange or system, the security will be valued in accordance with procedures approved by the Trust's Board of Trustees (the "Board").

Securities regularly traded in the over-the-counter ("OTC") markets, including securities listed on an exchange but that are primarily traded OTC, other than those traded on the Nasdaq Stock Market, are valued on the basis of the mean between the bid and asked quotes furnished by primary market makers for those instruments. Fixed-income securities are valued according to prices as furnished by an independent pricing service, generally at the mean of the bid and asked quotes for

U.S. Treasury securities and at the bid or evaluated bid price for corporate bonds. In each of these situations, valuations are typically categorized as Level 2 in the fair value hierarchy.

Commodity futures contracts are generally valued at the official futures settlement price. These valuations are typically categorized as Level 1 in the fair value hierarchy. If there was no sale on that day, fair valuation procedures as described below may be applied.

When ProShare Advisors LLC (the "Advisor") determines that the price of a security is not readily available or deemed unreliable (e.g., an approved pricing service does not provide a price, a furnished price is in error, certain prices become stale, or an event occurs that materially affects the furnished price), the Advisor may, in good faith, establish a fair value for that security in accordance with procedures established by and under the general supervision and responsibility of the Board. Fair value pricing may require subjective determinations about the value of a security. While the Trust's policy is intended to result in a calculation of a Fund's NAV that fairly reflects security values as of the time of pricing, the Trust cannot ensure that fair values determined by the Advisor or persons acting at their direction would accurately reflect the price that a Fund could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by a Fund may differ from the value that would be realized if the securities were sold and the differences could be material to the financial statements. Depending on the source and relevant significance of valuation inputs, these instruments may be classified as Level 2 or Level 3 in the fair value hierarchy.

The Funds disclose the fair value of their investments in a hierarchy that distinguishes between: (1) market participant assumptions which are developed based on market data obtained from sources independent of the Funds (observable inputs) and (2) the Funds' own assumptions about market participant assumptions which are developed based on the best information available under the circumstances (unobservable inputs). The three levels defined by the hierarchy are as follows:

•  Level 1 — Quoted prices in active markets for identical assets.

•  Level 2 — Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

•  Level 3 — Significant unobservable inputs (including assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For example, short-term debt securities maturing in sixty days or less may be valued at amortized cost. Generally, amortized cost approximates the current fair value of a security, but since the valuation is not obtained from a quoted price in an active market, such securities are typically reflected as Level 2. Fair value measurements may also require additional disclosure when the volume and level of activity for the asset or liability have significantly decreased, as well as when circumstances indicate that a transaction is not orderly.

PROSHARES TRUST NOTES TO FINANCIAL STATEMENTS :: MAY 31, 2023 :: 13

The following is a summary of the valuations as of May 31, 2023, for each Fund based upon the three levels defined above:

	LEVEL 1 - Quoted Prices		LEVEL 2 - Other Significant Observable Inputs		Total
	Futures Contracts*	U.S. Treasury Obligations	Repurchase Agreements	Investment Securities, including Repurchase Agreements	Other Financial Instruments, including Futures Contracts*
Bitcoin Strategy ETF	$(23,902,293)	$494,576,580	$86,143,249	$580,719,829	$(23,902,293)
Short Bitcoin Strategy ETF	(1,029,295)	54,403,424	15,220,919	69,624,343	(1,029,295)

*  These investments are recorded in the financial statements at the unrealized gain or loss on the investment.

Please refer to the Consolidated Schedules of Portfolio Investments to view securities segregated by industry type. There were no Level 3 securities held at period end.

Repurchase Agreements

The Funds may enter into repurchase agreements. Repurchase agreements are primarily used by the Funds as short-term investments for cash positions. Under a repurchase agreement, a Fund purchases one or more debt securities and simultaneously agrees to sell those securities back to the seller at a mutually agreed-upon future price and date, normally one day or a few days later. The resale price is greater than the purchase price, reflecting an agreed-upon market interest rate during the purchaser's holding period. While the maturities of the underlying securities in repurchase transactions may be more than one year, the term of each repurchase agreement will always be less than one year. The Funds follow certain procedures designed to minimize the risks inherent in such agreements. These procedures include e-affecting repurchase transactions generally with major global financial institutions whose creditworthiness is monitored by the Advisor. In addition, the value of the collateral underlying the repurchase agreement is required to be at least equal to the repurchase price, including any accrued interest income earned on the repurchase agreement. The Funds may invest in repurchase agreements through joint account arrangements; in such cases, each Fund holds a pro rata share of the collateral and interest income based upon the dollar amount of the repurchase agreements entered into by each Fund. The collateral underlying the repurchase agreement is held by the Fund's custodian. A repurchase agreement is subject to the risk that the counterparty to the repurchase agreement that sells the securities may default on its obligation to repurchase them. In this circumstance, a Fund may lose money because it may not be able to sell the securities at the agreed upon time and price, the securities may lose value before they can be sold, the selling institution may declare bankruptcy or the Fund may have difficulty exercising rights to the collateral. During periods of high demand for repurchase agreements, the Funds may be unable to invest available cash in these instruments to the extent desired by the Advisor.

On May 31, 2023, the Funds had interest in joint repurchase agreements with the following counterparties, for the time periods and rates indicated. Amounts shown in the table below represent Principal Amount, Cost and Value for each respective repurchase agreement.

Fund Name	Bank of America Securities, Inc., 5.05%, dated 05/31/2023 due 06/01/2023 (a)	Barclays Capital, Inc., 5.02%, dated 05/31/2023 due 06/01/2023 (b)	BNP Paribas Securities Corp., 4.95%, dated 05/31/2023 due 06/01/2023 (c)	BNP Paribas Securities Corp., 5.05%, dated 05/31/2023 due 06/01/2023 (d)	ING Financial Markets LLC, 5.05%, dated 05/31/2023 due 06/01/2023 (e)	Total
Bitcoin Strategy ETF	$10,363,811	$5,682,391	$7,819,966	$41,455,243	$20,821,838	$86,143,249
Short Bitcoin Strategy ETF	1,831,214	1,004,039	1,381,734	7,324,857	3,679,075	15,220,919
	$12,195,025	$6,686,430	$9,201,700	$48,780,100	$24,500,913	$101,364,168

Each Repurchase Agreement was fully collateralized by U.S. government and/or agency securities at May 31, 2023 as follows:

(a)  U.S. Treasury Notes, 3.13 to 3.88%, due 8/31/2027 to 12/31/2029, which had an aggregate value at the Trust level of $561,000,056.

(b)  U.S. Treasury Bonds, 4%, due 11/15/2042; U.S. Treasury Notes, 2.63%, due 7/31/2029, which had an aggregate value at the Trust level of $307,591,722.

(c)  U.S. Treasury Bonds, 2.38% to 6.5%, due 1/15/2025 to 11/15/2048; U.S. Treasury Notes, 1.25% to 4%, due 4/30/2024 to 5/31/2030, which had an aggregate value at the Trust level of $423,300,025.

(d)  U.S. Treasury Bills, 0%, due 6/13/2023 to 10/19/2023; U.S. Treasury Bonds, 0% to 5.38%, due 5/15/2025 to 2/15/2051; U.S. Treasury Notes, 0.13% to 4.63%, due 7/15/2023 to 5/31/2030, which had an aggregate value at the Trust level of $2,244,000,080.

(e)  Federal Farm Credit Bank, 0% to 4%, due 8/29/2023 to 1/19/2033; Federal Home Loan Bank, 0% to 5.12%, due 2/7/2024 to 8/8/2030; Federal Home Loan Mortgage Corp., 0% to 5%, due 10/30/2024 to 3/15/2031; Federal National Mortgage Association, 0% to 6.63%, due 9/6/2024 to 11/15/2030; U.S. Treasury Bills, 0%, due 9/19/2023 to 1/25/2024; U.S. Treasury Bonds, 1.13% to 3.63%, due 5/15/2040 to 5/15/2051; U.S. Treasury Notes, 0.25% to 5.4%, due 7/31/2023 to 5/15/2033, which had an aggregate value at the Trust level of $1,127,100,785.

14 :: MAY 31, 2023 :: NOTES TO FINANCIAL STATEMENTS PROSHARES TRUST

Reverse Repurchase Agreements

The Funds may enter into reverse repurchase agreements as part of its investment strategy, which may be viewed as a form of borrowing. Reverse repurchase agreements involve sales by the Fund of portfolio assets for cash concurrently with an agreement by the Fund to repurchase those same assets at a later date at a fixed price. Generally, the effect of such a transaction is that the Fund can recover all or most of the cash invested in the portfolio securities involved during the term of the reverse repurchase agreement, while the Fund will be able to keep the interest income associated with those portfolio securities. Such transactions are advantageous only if the interest cost to the Fund of the reverse repurchase transaction is less than the cost of obtaining the cash otherwise. For the ProShares Bitcoin Strategy ETF, the interest on reverse repurchase agreements is paid for by the Advisor and is not a direct fund expense. Opportunities to achieve this advantage may not always be available, and the Funds intend to use the reverse repurchase technique only when it will be to the Funds advantage to do so. The Funds will segregate with their custodian bank cash or liquid instruments equal in value to the Funds obligations with respect to reverse repurchase agreements.

As of May 31, 2023, the ProShares Bitcoin Strategy ETF had no outstanding reverse repurchase agreements. The weighted average daily balance of the reverse repurchase agreements during the year ended May 31, 2023 was $17,298,058.

As of May 31, 2023, the ProShares Short Bitcoin Strategy ETF had no outstanding reverse repurchase agreements. The weighted average daily balance of the reverse repurchase agreements during the period ended May 31, 2023 was $2,211,245. The average interest expense for same period was $218.

Debt Instruments

The Funds may invest in debt instruments, including U.S. government securities; Foreign and U.S. investment grade corporate debt securities.

Accounting for Derivatives Instruments

In seeking to achieve the investment objectives of Funds whose objective is tied to an index or benchmark, the Advisor uses a passive approach to investing that is designed to track the performance of the Fund's underlying index or benchmark. Each such Fund attempts to achieve its investment objective by investing all, or substantially all, of its assets in investments that make up its index or in financial instruments that provide similar exposure.

In connection with its management, the Advisor has registered as a commodity pool operator (a "CPO") and the Commodity Pools are commodity pools under the Commodity Exchange Act (the "CEA"). Accordingly, the Advisor is subject to registration and regulation as a CPO under the CEA, and must comply with various regulatory requirements under the CEA and the rules and regulations of the Commodity Futures Trading Commission ("CFTC") and the National Futures Association ("NFA"), including investor protection requirements, antifraud provisions, disclosure requirements and reporting and record keeping requirements. The Advisor is also subject to periodic inspections and audits by the CFTC and NFA. Compliance with these regulatory requirements could adversely affect the Commodity Pools' total return. In this regard, any further amendment to the CEA or its related regulations that subject the Advisor or the Commodity Pools to additional regulation may have adverse impacts on the Commodity Pools' operations and expenses.

All open derivative positions at period end are reflected on each respective Fund's Consolidated Schedule of Portfolio Investments. The Funds utilized a varying level of derivative instruments in conjunction with investment securities in seeking to meet their investment objective during the period. While the volume of open positions may vary on a daily basis as each Fund transacts derivative contracts in order to achieve the appropriate exposure to meet its investment objective, the volume of these open positions relative to the net assets of each respective Fund at the date of this report is generally representative of open positions throughout the reporting period.

For financial reporting purposes, the Trust can offset financial assets and financial liabilities that are subject to master netting arrangements or similar agreements in the Consolidated Statement of Assets and Liabilities. Information concerning the value of and amounts due under Repurchase and Reverse Repurchase Agreement transactions may be found on each Fund's Consolidated Schedule of Portfolio Investments. Information concerning the counterparties to each Repurchase Agreement and levels of collateralization may be found above, under the caption "Repurchase Agreements."

Following is a description of the Funds' use of derivative instruments, the types of derivatives utilized by the Funds during the reporting period, as well as the primary underlying risk exposures related to each instrument type.

Futures Contracts

Each Fund may purchase or sell futures contracts and options thereon as a substitute for a comparable market position in the underlying securities or to satisfy regulatory requirements. A physical-settlement futures contract generally obligates the seller to deliver (and the purchaser to take delivery of) the specified asset on the expiration date of the contract. A cash-settled futures contract obligates the seller to deliver (and the purchaser to accept) an amount of cash equal to a specific dollar amount (the contract multiplier) multiplied by the difference between the final settlement price of a specific futures contract and the price at which the agreement is made. No physical delivery of the underlying asset is made.

The Funds generally engage in closing or offsetting transactions before final settlement of a futures contract, wherein a second identical futures contract is sold to offset a long position (or bought to offset a short position). In such cases, the obligation is to deliver (or take delivery of) cash equal to a specific dollar amount (the contract multiplier) multiplied by the difference between the price of the offsetting transaction and the price at which the original contract was entered into. If the original position entered into is a long position (futures contract purchased) there will be a gain (loss) if the offsetting sell transaction is carried out at a higher (lower) price, inclusive of commissions. If the original position entered into is a short position (futures contract sold) there will be a gain (loss) if the offsetting buy transaction is carried out at a lower (higher) price, inclusive of commissions.

PROSHARES TRUST NOTES TO FINANCIAL STATEMENTS :: MAY 31, 2023 :: 15

Whether a Fund realizes a gain or loss from futures activities depends generally upon movements in the underlying commodity. The extent of the Fund's loss from an unhedged short position in futures contracts or from writing options on futures contracts is potentially unlimited. Each Fund will engage in transactions in futures contracts and related options that are traded on a U.S. exchange or board of trade or that have been approved for sale in the U.S. by the CFTC.

Upon entering into a futures contract, each Fund will be required to deposit with the broker an amount of cash or cash equivalents in the range of approximately 5% to 10% of the contract amount for commodity futures (these amounts are subject to change by the exchange on which the contract is traded). This amount, known as "initial margin," is in the nature of a performance bond or good faith deposit on the contract and is returned to the Fund upon termination of the futures contract, assuming all contractual obligations have been satisfied. Subsequent payments, known as "variation margin," to and from the broker will be made as the price of the commodity underlying the futures contract fluctuates, making the long and short positions in the futures contract more or less valuable, a process known as "marking-to-market." At any time prior to expiration of a futures contract, a Fund may elect to close its position by taking an opposite position, which will operate to terminate the Fund's existing position in the contract.

The primary risks associated with the use of futures contracts are imperfect correlation between movements in the price of the futures and the market value of the underlying assets, and the possibility of an illiquid market for a futures contract. Although each Fund intends to sell futures contracts only if there is an active market for such contracts, no assurance can be given that a liquid market will exist for any particular contract at any particular time. Many futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit, or trading may be suspended for specified periods during the day. Futures contract prices could move to the limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and potentially subjecting a Fund to substantial losses. If trading is not possible, or if a Fund determines not to close a futures position in anticipation of adverse price movements, the Fund will be required to make daily cash payments of variation margin. The risk that the Fund will be unable to close out a futures position will be minimized by entering into such transactions on a national exchange with an active and liquid secondary market. In addition, although the counterparty to a futures contract is often a clearing organization, backed by a group of financial institutions, there may be instances in which the counterparty could fail to perform its obligations, causing significant losses to a Fund.

The Financial Accounting Standards Board, pursuant to Accounting Standards Codification 815-10 ("ASC 815-10"), requires companies (including the Trust) to disclose information intended to enable financial statement users to understand how derivative instruments affect the Consolidated Statements of Assets and Liabilities as well as the effect of derivative instruments on the Consolidated Statements of Operations during the reporting period, in the context of each entity's risk exposure. ASC 815-10 provides examples of risk exposure, including interest rate, commodity and credit.

As the Funds' investment objective is to provide investment results, before fees and expenses, that correspond to the return of its underlying index on a daily basis, the derivatives utilized are aligned to the same primary risk. The primary risk for ProShares Bitcoin Strategy ETF and ProShares Short Bitcoin Strategy ETF is commodity market risk.

The following tables indicate the location of derivative-related items on the Consolidated Statements of Assets and Liabilities as well as the effect of derivative instruments on the Consolidated Statements of Operations during the reporting period.

Fair Value of Derivative Instruments as of May 31, 2023

Asset Derivatives				Liabilities Derivatives
Derivatives not accounted for as hedging instruments under ASC 815	Consolidated Statements of Assets and Liabilities Location	Fund	Unrealized Appreciation*	Consolidated Statements of Assets and Liabilities Location	Fund	Unrealized Depreciation*
Commodity futures	Net assets consist of: Net unrealized appreciation (depreciation) on futures contracts*			Net assets consist of: Net unrealized appreciation (depreciation) on: futures contracts*
		Bitcoin Strategy ETF	$4,583,858		Bitcoin Strategy ETF	$28,486,151
		Short Bitcoin Strategy ETF	—		Short Bitcoin Strategy ETF	1,029,295

*  Includes cumulative appreciation (depreciation) of futures contracts as reported in the Consolidated Schedule of Portfolio Investments. For these securities, only the variation margin is reported within the asset and liability sections of the Consolidated Statements of Assets and Liabilities.

16 :: MAY 31, 2023 :: NOTES TO FINANCIAL STATEMENTS PROSHARES TRUST

The Effect of Derivative Instruments on the Consolidated Statements of Operations for the Year Ended May 31, 2023

Derivatives not accounted for as hedging instruments under ASC 815	Location of Gain or (Loss) on Derivatives on the Consolidated Statements of Operations	Fund	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation) on Derivatives
Commodity futures	Net realized gain (loss) on Expiration or closing of futures contracts Change in net unrealized appreciation (depreciation) on Futures contracts
		Bitcoin Strategy ETF	$(105,333,754)	$(21,996,521)
		Short Bitcoin Strategy ETF	(70,361,125)	(1,029,295)

Taxes and Distributions

Each of the Funds intends to qualify or continue to qualify as a regulated investment company and distribute substantially all of its net investment income and capital gains to shareholders. Accordingly, no provision for Federal income taxes is required in the financial statements.

As of May 31, 2023, management of the Funds has reviewed all open tax years and major jurisdictions (the last four tax year ends including the interim tax periods since then, as applicable) and concluded that there is no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken in future tax returns. The Funds are also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next 12 months.

Distributions to shareholders from net investment income and net capital gain, if any, are declared and paid at least annually. The amount of distributions from net investment income and net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences (e.g., wash sales, 1256 mark-to-market, and qualified late-year loss deferrals) do not require a reclassification. The Funds may utilize equalization accounting for tax purposes and designate earnings and profits, including net realized gains distributed to shareholders on redemption of shares, as a part of the dividends paid deduction for income tax purposes. While subject to management's discretion, any available tax equalization is typically applied first to short-term capital gains, next to long-term capital gains and then to ordinary income. To the extent distributions exceed net investment income and net realized capital gains for tax purposes, they are reported as a tax return of capital.

The Funds' tax year end is October 31st and the tax character of current year distributions and current components of accumulated earnings (deficit) will be determined at the end of the current tax year.

The Funds did not have distributions paid for the most recent tax years ended October 31, 2022 and October 31, 2021.

At October 31, 2022 (the Funds' most recent tax year end), the components of accumulated earnings (deficit) on a tax basis were as follows:

Fund	Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Accumulated Capital and Other Losses	Unrealized Appreciation/ (Depreciation)
Bitcoin Strategy ETF	—	—	$(4,379,301)	$(1,314,812,363)
Short Bitcoin Strategy ETF	$931	—	(9,217)	(16,461,314)

Temporary differences are generally due to differing book and tax treatments for the timing of the recognition of gains and losses on certain investment transactions and the timing and the deductibility of certain expenses. Permanent differences, primarily due to reclassification on sale of derivatives, reversal of gain/(loss) on disposition of subsidiary units, and nondeductible expenses, resulted in reclassifications as of October 31, 2022 (the Funds' most recent tax year end), among the Funds' components of net assets.

As of October 31, 2022 (the Funds' most recent tax year end), the Funds had capital loss carry forwards ("CLCFs") available to offset future realized gains, if any, to the extent provided for by regulations and to thereby reduce the amount of future taxable capital gain distributions. Under current tax law, CLCFs retain their character as either short-term or long-term capital losses, and are not subject to expiration.

PROSHARES TRUST NOTES TO FINANCIAL STATEMENTS :: MAY 31, 2023 :: 17

At October 31, 2022 (the Funds' most recent tax year end), the following Funds had available CLCFs:

No Expiration Date
Bitcoin Strategy ETF	$719,411
Short Bitcoin Strategy ETF	9,217

At October 31, 2022 (the Funds' most recent tax year end), the following Funds utilized CLCFs and/or elected to defer late-year ordinary losses to November 1, 2022:

Fund	Capital Loss Utilized	Ordinary Late Year Loss Deferrals
Bitcoin Strategy ETF	$—	$3,659,890

3. Investment Transactions, Income and Expense Allocations

Throughout the reporting period, investment transactions are generally accounted for no later than one business day following the trade date. For financial reporting purposes, investment transactions on the last business day of the reporting period are accounted for on the trade date.

Interest income is recognized on an accrual basis and includes, where applicable, the amortization of premium or discount. Gains or losses realized on sales of securities are determined using the specific identification method by comparing the identified cost of the security lot sold with the net sales proceeds.

Expenses directly attributable to a Fund are charged to that Fund, while expenses which are attributable to more than one Fund or jointly with an affiliate, are allocated among the respective Funds and/or affiliates based upon relative net assets or another reasonable basis.

4. Advisory and Management Service Fees and Transactions with Affiliates

The Advisor serves as the investment adviser to each Fund pursuant to an Investment Advisory and Management Agreement. The Funds pay the Advisor a monthly fee, accrued daily at an annualized rate of 0.95% based on average daily net assets for investment advisory and management services. The Advisor is responsible for substantially all other expenses of the Funds except, generally, interest expenses (except that the Advisor will pay net expenses incurred in connection with investments in reverse repurchase agreements in ProShares Bitcoin Strategy ETF), taxes, brokerage and other transaction costs (except that the Advisor will pay account or similar fees charged by futures commission merchants in ProShares Bitcoin Strategy ETF), legal expenses fees and expenses related to securities lending, compensation and expenses of the Independent Trustees, compensation and expenses of the counsel to the Independent Trustees, compensation and expenses of the Trust's chief compliance officer and his or her staff, legal fees and expenses in connection with litigation, future distribution fees or expenses (if any), and extraordinary expenses.

The Advisor has agreed to waive net expenses incurred in connection with investments in reverse repurchase agreements and fees charged by futures commission merchants in ProShares Short Bitcoin Strategy ETF through September 30, 2023. These waivers are non-recoupable. After such date, the expense limitation may be terminated or revised by the Advisor. For the period ended May 31, 2023, the Advisor waived $351,102.

Employees of the Advisor serve in the roles of Interested Trustee, President, Chief Legal Officer and Secretary of the Trust. These individuals receive no compensation directly from the Trust. Another employee of the Advisor serves as Chief Compliance Officer and Anti-Money Laundering Officer. This individual's related compensation, along with the compensation of staff who administer the Funds' compliance program, and certain other expenses are reimbursed to the Advisor by the Funds and are reflected on the Consolidated Statements of Operations as "Compliance services fees".

5. Trustees Fees

The Trust, together with other affiliated trusts, pay each Independent Trustee an aggregate fee consisting of a $325,000 annual retainer (paid in quarterly increments) for services provided as a Board member. Such fees are allocated between the Funds and other affiliated funds. Each Fund's share of these fees, together with reimbursable expenses of the Trustees, is reflected on the Consolidated Statements of Operations as "Trustees Fees".

6. Distribution and Service Plan

SEI Investments Distribution Co. serves as the Funds' distributor. The Trust has adopted a Distribution and Service (12b-1) Plan pursuant to which each Fund may bear a 12b-1 fee not to exceed 0.25% per annum of the Fund's average daily net assets. No 12b-1 fees are currently paid by the Funds, and there are currently no plans to impose these fees.

7. Issuance and Redemption of Fund Shares

Each Fund issues and redeems its shares only to Authorized Participants (typically broker-dealers) in exchange for the deposit of cash, in large blocks known as Creation Units, each of which is comprised of a specified number of shares.

18 :: MAY 31, 2023 :: NOTES TO FINANCIAL STATEMENTS PROSHARES TRUST

Retail investors may only purchase and sell Fund shares on a national securities exchange through a broker-dealer and such transactions may be subject to customary commission rates imposed by the broker-dealer.

Authorized Participants may pay transaction fees to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units. Transaction fees related to unsettled Creation Unit transactions are included in the receivable for capital shares issued on the Consolidated Statements of Assets and Liabilities. Transaction fees assessed during the period, which are included in the proceeds from shares issued on the Consolidated Statements of Changes in Net Assets, were as follows:

	For the periods ended
	May 31, 2023	May 31, 2022
Bitcoin Strategy ETF	$180,527	$506,152
Short Bitcoin Strategy ETF	59,228	—

8. Investment Transactions

For the period ended May 31, 2023, there were no securities purchased or proceeds from sales of securities excluding short-term securities and derivatives.

9. Basis of Consolidation

The accompanying Consolidated Schedules of Portfolio Investments, Consolidated Statements of Assets and Liabilities, Consolidated Statements of Operations, Consolidated Statements of Changes in Net Assets and Consolidated Financial Highlights of ProShares Bitcoin Strategy ETF and ProShares Short Bitcoin Strategy ETF include the accounts of ProShares Cayman Bitcoin Strategy Portfolio, a wholly-owned subsidiary of ProShares Bitcoin Strategy ETF, and ProShares Cayman Bitcoin Inverse Strategy Portfolio, a wholly-owned subsidiary of ProShares Short Bitcoin Strategy ETF, organized under the laws of the Cayman Islands (together, the "Subsidiaries" and each, a "Subsidiary"), which primarily invest in commodity-related instruments. The Subsidiaries enable the Funds to hold these commodity-related instruments and satisfy regulated investment company tax requirements. Each Fund will invest a significant portion of its total assets in its Subsidiary. As of May 31, 2023, the net assets of ProShares Cayman Bitcoin Strategy Portfolio were 35.3% of the net assets of ProShares Bitcoin Strategy ETF; and the net assets of ProShares Cayman Bitcoin Inverse Strategy Portfolio were 35.1% of ProShares Short Bitcoin Strategy ETF. Intercompany accounts and transactions, if any, have been eliminated. The Subsidiaries are subject to the same investment policies and restrictions that apply to ProShares Bitcoin Strategy ETF and ProShares Short Bitcoin Strategy ETF, except that the Subsidiaries may invest without limitation in commodity-related instruments.

10. Risk

Some risks apply to all Funds, while others are specific to the investment strategy of certain Funds. Each Fund may be subject to other risks in addition to these identified risks. This section discusses certain common principal risks encountered by the Funds.

•  Risks Associated with the Use of Derivatives

The Funds may obtain investment exposure through derivatives (i.e., bitcoin futures). Investing in derivatives may be considered aggressive and may expose a Fund to risks different from, or possibly greater than, the risks associated with investing directly in the reference asset(s) underlying the derivative, including: 1) the risk that there may be imperfect correlation between the price of financial instruments and movements in the prices of the underlying reference asset(s); 2) the risk that an instrument is mispriced; 3) credit or counterparty risk on the amount each Fund expects to receive from a counterparty; 4) the risk that securities prices, interest rates and currency markets will move adversely and a Fund will incur significant losses; 5) the risk that the cost of holding a financial instrument might exceed its total return; and 6) the possible absence of a liquid secondary market for a particular instrument and possible exchange-imposed price fluctuation limits, either of which may make it difficult or impossible to adjust a Fund's position in a particular instrument when desired. The occurrence of any of these factors may prevent the Fund from achieving its investment objective. Because derivatives often require limited initial investment, the use of derivatives also may expose the Fund to losses in excess of those amounts initially invested.

•  Bitcoin Risk

The ProShares Bitcoin Strategy ETF and ProShares Short Bitcoin Strategy ETF do not invest directly in Bitcoin. The Funds invest primarily in Bitcoin futures.

Bitcoin is a relatively new innovation and the market for Bitcoin is subject to rapid price swings, changes and uncertainty. The further development of the Bitcoin Network and the acceptance and use of Bitcoin are subject to a variety of factors that are difficult to evaluate. The slowing, stopping or reversing of the development of the Bitcoin Network or the acceptance of Bitcoin may adversely affect the price of Bitcoin. Bitcoin is subject to the risk of fraud, theft, manipulation or security failures, operational or other problems that impact Bitcoin trading venues. Additionally, if one or a coordinated group of miners were to gain control of 51% of the Bitcoin Network, they would have the ability

PROSHARES TRUST NOTES TO FINANCIAL STATEMENTS :: MAY 31, 2023 :: 19

to manipulate transactions, halt payments and fraudulently obtain Bitcoin. A significant portion of Bitcoin is held by a small number of holders sometimes referred to as "whales". These holders have the ability to manipulate the price of Bitcoin. Unlike the exchanges for more traditional assets, such as equity securities and futures contracts, Bitcoin and Bitcoin trading venues are largely unregulated. As a result of the lack of regulation, individuals or groups may engage in fraud or market manipulation and investors may be more exposed to the risk of theft, fraud and market manipulation than when investing in more traditional asset classes. Over the past several years, a number of Bitcoin trading venues have been closed due to fraud, failure or security breaches. Investors in Bitcoin may have little or no recourse should such theft, fraud or manipulation occur and could suffer significant losses. Legal or regulatory changes may negatively impact the operation of the Bitcoin Network or restrict the use of Bitcoin. The realization of any of these risks could result in a decline in the acceptance of Bitcoin and consequently a reduction in the value of Bitcoin, Bitcoin futures, and the Fund. The Bitcoin Network is collectively maintained by (1) a decentralized group of participants who run computer software that results in the recording and validation of transactions (commonly referred to as "miners"), (2) developers who propose improvements to the Bitcoin Protocol and the software that enforces the protocol and (3) users who choose which version of the bitcoin software to run. From time to time, the developers suggest changes to the bitcoin software. If a sufficient number of users and miners elect not to adopt the changes, a new digital asset, operating on the earlier version of the bitcoin software, may be created. This is often referred to as a "fork." The creation of a "fork" or a substantial giveaway of Bitcoin (sometimes referred to as an "air drop") may result in a significant and unexpected decline in the value of Bitcoin, Bitcoin futures, and the Fund.

•  Bitcoin Futures Risk

The market for bitcoin futures may be less developed, and potentially less liquid and more volatile, than more established futures markets. While the bitcoin futures market has grown substantially since bitcoin futures commenced trading, there can be no assurance that this growth will continue. Bitcoin futures are subject to collateral requirements and daily limits that may limit the Fund's ability to achieve the desired exposure. If the Fund is unable to meet its investment objective, the Fund's returns may be lower than expected. Additionally, these collateral requirements may require the Fund to liquidate its position when it otherwise would not do so.

When a bitcoin futures contract is nearing expiration, the Fund will generally sell it and use the proceeds to buy a bitcoin futures contract with a later expiration date. This is commonly referred to as "rolling". The costs associated with rolling bitcoin futures typically are substantially higher than the costs associated with other futures contracts and may have a significant adverse impact on the performance of the Fund.

•  Borrowing Risk

The ProShares Bitcoin Strategy ETF and ProShares Short Bitcoin Strategy ETF may borrow for investment purposes using reverse repurchase agreements. Borrowing may cause a Fund to liquidate positions under adverse market conditions to satisfy its repayment obligations. Borrowing increases the risk of loss and may increase the volatility of the Fund.

•  Correlation Risk

ProShares Short Bitcoin Strategy ETF is subject to correlation risk. A number of factors may affect the Fund's ability to achieve a high degree of inverse correlation with the Index, and there is no guarantee that the Fund will achieve a high degree of inverse correlation. Failure to achieve a high degree of inverse correlation may prevent the Fund from achieving its investment objective, and the percentage change of the Fund's NAV each day may differ, perhaps significantly in amount, and possibly even direction, from the inverse (-1x) of the percentage change of the Index on such day. In order to achieve a high degree of inverse correlation with the Index, the Fund seeks to rebalance its portfolio daily to keep exposure consistent with its investment objective. Being materially under- or overexposed to the Index may prevent the Fund from achieving a high degree of inverse correlation with the Index and may expose the Fund to greater leverage risk. Market disruptions or closures, regulatory restrictions, market volatility, illiquidity in the markets for the financial instruments in which the Fund invests, and other factors will adversely affect the Fund's ability to adjust exposure to requisite levels. The target amount of portfolio exposure is impacted dynamically by the Index's movements, including intraday movements. Because of this, it is unlikely that the Fund will have perfect inverse (-1x) exposure during the day or at the end of each day and the likelihood of being materially under- or overexposed is higher on days when the Index is volatile, particularly when the Index is volatile at or near the close of the trading day.

A number of other factors may also adversely affect the Fund's inverse correlation with the Index, including fees, expenses, transaction costs, financing costs associated with the use of derivatives, income items, valuation methodology, accounting standards and disruptions or illiquidity in the markets for the financial instruments in which the Fund invests. The Fund may not have investment exposure to all of the financial instruments in the Index, or its weighting of investment exposure to financial instruments may be different from that of the Index. In addition, the Fund may invest in financial instruments not included in the Index. The Fund may take or refrain from taking positions in order to improve tax efficiency, comply with regulatory restrictions, or for other reasons, each of which may negatively affect the Fund's correlation with the Index. The Fund may also be subject to large movements of assets into and out of the Fund, potentially resulting in the Fund being under- or overexposed to the Index and may be impacted by Index reconstitutions and Index rebalancing events. Additionally, bitcoin and bitcoin futures contracts may trade on markets that may not be open at the same time or on the same day as the Fund. In particular, bitcoin trades 24 hours per day, seven days per week. These differences in trading hours may cause differences between the performance of

20 :: MAY 31, 2023 :: NOTES TO FINANCIAL STATEMENTS PROSHARES TRUST

the Fund and the performance of the Index. Any of these factors could decrease correlation between the performance of the Fund and the Index and may hinder the Fund's ability to meet its daily investment objective.

•  Counterparty Risk

A Fund will be subject to credit risk (i.e., the risk that a counterparty is unwilling or unable to make timely payments or otherwise meet its contractual obligations) with respect to the amount the Fund expects to receive from counterparties to financial instruments (including derivatives and repurchase agreements) entered into by the Fund. If a counterparty terminates a contract, a Fund may not be able to invest in other derivatives to achieve the desired exposure, or achieving such exposure may be more expensive. A Fund may be negatively impacted if a counterparty becomes bankrupt or otherwise fails to perform its obligations under such an agreement.

•  Liquidity Risk

In certain circumstances, such as the disruption of the orderly markets for the securities and/or financial instruments in which a Fund invests, the Fund might not be able to acquire or dispose of certain holdings quickly or at prices that represent true market value in the judgment of the Advisor. Markets for the securities and/or financial instruments in which a Fund invests may be disrupted by a number of events, including but not limited to economic crises, natural disasters, new legislation, or regulatory changes inside or outside of the U.S. For example, regulation limiting the ability of certain financial institutions to invest in certain securities would likely reduce the liquidity of those securities. These situations may prevent a Fund from limiting losses, realizing gains or achieving a high correlation with its index.

The market for the Bitcoin futures contracts is still developing and may be subject to periods of illiquidity. During such times it may be difficult or impossible to buy or sell a position at the desired price. Market disruptions or volatility can also make it difficult to find a counterparty willing to transact at a reasonable price and sufficient size. Illiquid markets may cause losses, which could be significant. The large size of the positions which the Fund may acquire increases the risk of illiquidity, may make its positions more difficult to liquidate, and increase the losses incurred while trying to do so.

•  Inflation Risk

Inflation risk is the risk that the value of assets or income from a Fund's investments will be worth less in the future as inflation decreases the value of payments at future dates. As inflation increases, the real value of a Fund's portfolio could decline. Inflation rates may change frequently and drastically as a result of various factors and the Fund's investments may not keep pace with inflation, which may result in losses to Fund investors or adversely affect the real value of shareholders' investments in a Fund. Inflation has recently increased and it cannot be predicted whether it may decline.

•  Subsidiary Investment Risk

Changes in the laws of the United States and/or the Cayman Islands, under which the ProShares Bitcoin Strategy ETF and ProShares Short Bitcoin Strategy ETF and their Subsidiaries are organized, respectively, could result in the inability of the Funds to operate as intended and could negatively affect the Funds and their shareholders. The Funds comply with the provisions of the 1940 Act governing investment policies, capital structure and leverage on an aggregate basis with their Subsidiaries.

•  Active Management Risk

The performance of actively managed funds (ProShares Bitcoin Strategy ETF) reflect, in part, the ability of the Advisor to select investments and make investment decisions that are suited to achieving a Fund's investment objective. The Advisor's judgments about a Fund's investments may prove to be incorrect. If the investments selected and strategies employed by a Fund fail to produce the intended results, the Fund could underperform other funds with a similar investment objective and/or strategies.

•  Short Sale Exposure Risk

The Short Bitcoin Strategy ETF seeks to obtain inverse or "short" exposure to bitcoin futures contracts. The risks of short exposure include, under certain market conditions, an increase in the volatility and decrease in the liquidity of bitcoin futures contracts. To the extent that, at any particular point in time, bitcoin futures contracts may be thinly traded or have a limited market, the Fund may be unable to meet its investment objective due to a lack of available financial instruments or counterparties. During such periods, the Short Bitcoin Strategy ETFs ability to achieve its investment objective, as well as to issue additional Creation Units, may be adversely affected. Obtaining inverse exposure through bitcoin futures contracts may be considered an aggressive investment technique.

•  Bitcoin Futures Capacity Risk

If the Fund's ability to obtain exposure to bitcoin futures contracts consistent with its investment objective is disrupted for any reason including, for example, limited liquidity in the bitcoin futures market, a disruption to the bitcoin futures market, or as a result of margin requirements, position limits, accountability levels, or other limitations imposed by the Fund's futures commission merchants ("FCMs"),

PROSHARES TRUST NOTES TO FINANCIAL STATEMENTS :: MAY 31, 2023 :: 21

the listing exchanges, or the CFTC, the Fund may not be able to achieve its investment objective and may experience significant losses. In such circumstances, the Advisor intends to take such action as it believes appropriate and in the best interest of the Fund. Any disruption in the Fund's ability to obtain exposure to bitcoin futures contracts will cause the Fund's performance to deviate from the performance of bitcoin and bitcoin futures. Additionally, the ability of the Fund to obtain exposure to bitcoin futures contracts is limited by certain tax rules that limit the amount the Fund can invest in its wholly-owned subsidiary as of the end of each tax quarter.

•  Market and Volatility Risk

The prices of bitcoin and bitcoin futures have historically been highly volatile. The value of the Fund's inverse exposure to bitcoin futures — and therefore the value of an investment in the Fund — could decline significantly and without warning, including to zero.

•  Rolling Futures Contract Risk

ProShares Bitcoin Strategy ETF (through its investment in the Subsidiary) and ProShares Short Bitcoin Strategy ETF (through its investment in the Subsidiary) have exposure to futures contracts and are subject to risks related to "rolling" of such contracts. A Fund does not intend to hold futures contracts through their expiration date, but instead intends to "roll" its futures positions. Rolling occurs when a Fund closes out of futures contracts as they near their expiration date and is replaced with contracts that have a later expiration date. When the market for these futures contracts is such that the prices are higher in the more distant delivery months than in the nearer delivery months, the sale during the course of the rolling process of the more nearby contract would take place at a price that is lower than the price of the more distant contract. This pattern of higher futures contract prices for longer expiration contracts is often referred to as "contango." Alternatively, when the market for futures contracts is such that the prices are higher in the nearer months than in the more distant months, the sale during the course of the rolling process of the more nearby contract would take place at a price that is higher than the price of the more distant contract. This pattern of higher futures prices for shorter expiration futures contracts is referred to as "backwardation." Extended periods of contango or backwardation have occurred in the past and can in the future cause significant losses for a Fund. The Advisor will utilize active management techniques (with respect to ProShares Bitcoin Strategy ETF) to seek to mitigate the negative impact or, in certain cases, benefit from the contango or backwardation present in the various futures contract markets, but there can be no guarantee that it will be successful in doing so.

•  Natural Disaster/Epidemic Risk

Natural or environmental disasters, such as earthquakes, fires, floods, hurricanes, tsunamis and other severe weather-related phenomena generally, and widespread disease, including pandemics and epidemics (for example, the novel coronavirus COVID-19), have been and can be highly disruptive to economies and markets and have recently led, and may continue to lead, to increased market volatility and significant market losses. Such natural disaster and health crises could exacerbate political, social, and economic risks, and result in significant breakdowns, delays, shutdowns, social isolation, and other disruptions to important global, local and regional supply chains affected, with potential corresponding results on the operating performance of the Funds and their investments. A climate of uncertainty and panic, including the contagion of infectious viruses or diseases, may adversely affect global, regional, and local economies and reduce the availability of potential investment opportunities, and increases the difficulty of performing due diligence and modeling market conditions, potentially reducing the accuracy of financial projections. Under these circumstances, the Fund may have difficulty achieving its investment objectives which may adversely impact Fund performance. Further, such events can be highly disruptive to economies and markets, significantly disrupt the operations of individual companies (including, but not limited to, the Fund's investment advisor, third party service providers and counterparties), sectors, industries, markets, securities and commodity exchanges, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of the Funds' investments. These factors can cause substantial market volatility, exchange trading suspensions and closures, changes in the availability of and the margin requirements for certain instruments, and can impact the ability of the Fund to complete redemptions and otherwise affect Fund performance and Fund trading in the secondary market. A widespread crisis would also affect the global economy in ways that cannot necessarily be foreseen. How long such events will last and whether they will continue or recur cannot be predicted. Impacts from these could have a significant impact on a Fund's performance, resulting in losses to your investment.

•  Risk of Public Health Disruptions

The onset of the novel coronavirus (COVID-19) has caused significant shocks to global financial markets and economies, with many governments taking extreme actions to slow and contain the spread of COVID-19 (including any variants). These actions have had, and likely will continue to have, a severe economic impact on global economies as economic activity in some instances has essentially ceased. The global economic shocks being experienced as of the date hereof may cause the underlying assumptions and expectations of the Fund's to quickly become outdated or inaccurate, resulting in significant losses. Additionally, other public health issues, war, military conflicts, sanctions, acts of terrorism, sustained elevated inflation, supply chain issues or other events could have a significant negative impact on global financial markets and economies. Russia's recent military incursions in Ukraine have led to and may lead to additional sanctions being levied by the United States, European Union and other countries against Russia. Russia's military incursion and the resulting sanctions could adversely affect global energy and financial markets and thus could affect the value of the Fund's investments, even beyond any direct exposure the

22 :: MAY 31, 2023 :: NOTES TO FINANCIAL STATEMENTS PROSHARES TRUST

Fund's may have to the region or to adjoining geographic regions. The extent and duration of the military action, sanctions and resulting market disruptions are impossible to predict, but could have a severe adverse effect on the region, including significant negative impacts on the economy and the markets for certain securities and commodities, such as oil and natural gas. How long such tensions and related events will last cannot be predicted. These tensions and any related events could have significant impact on the Fund's performance and the value of an investment in the Funds.

•  Risks of Government Regulation

The Financial Industry Regulatory Authority ("FINRA") issued a notice on March 8, 2022 seeking comment on measures that could prevent or restrict investors from buying a broad range of public securities designated as "complex products" — which could include the leveraged and inverse funds offered by ProShare Advisors. The ultimate impact, if any, of these measures remains unclear. However, if regulations are adopted, they could, among other things, prevent or restrict investors' ability to buy the funds.

11. Indemnifications

Under the Trust's organizational documents, its officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business the Trust enters into contracts that contain a variety of general indemnifications. The Trust's maximum exposure under these arrangements cannot be known; however, the Trust expects risk of significant loss to be remote.

12. Subsequent Events

Subsequent events occurring after the date of this report have been evaluated for potential impact, for purposes of recognition or disclosure in the financial statements, through the date the report was issued.

PROSHARES TRUST NOTES TO FINANCIAL STATEMENTS :: MAY 31, 2023 :: 23

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of ProShares Trust and Shareholders of Bitcoin Strategy ETF and Short Bitcoin Strategy ETF

Opinions on the Consolidated Financial Statements

We have audited the accompanying consolidated statements of assets and liabilities, including the consolidated schedules of portfolio investments, of Bitcoin Strategy ETF and Short Bitcoin Strategy ETF (two of the funds constituting ProShares Trust, hereafter collectively referred to as the "Funds") as of May 31, 2023, the related consolidated statements of operations, and of changes in net assets for each of the periods indicated in the table below, including the related notes, and the consolidated financial highlights for each of the periods indicated in the table below (collectively referred to as the "consolidated financial statements"). In our opinion, the consolidated financial statements present fairly, in all material respects, the financial position of each of the Funds as of May 31, 2023, the results of each of their operations, the changes in each of their net assets and each of the financial highlights for each of the periods indicated in the table below, in conformity with accounting principles generally accepted in the United States of America.

Fund	Consolidated statement of operations	Consolidated statement of changes in net assets	Consolidated Financial highlights
Bitcoin Strategy ETF	For the year ended May 31, 2023	For the year ended May 31, 2023, and period from October 18, 2021 (commencement of investment operations) through May 31, 2022
Short Bitcoin Strategy ETF	For the period from June 19, 2022 (commencement of investment operations) through May 31, 2023

Basis for Opinions

These consolidated financial statements are the responsibility of the Funds' management. Our responsibility is to express an opinion on the Funds' consolidated financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these consolidated financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the consolidated financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the consolidated financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the consolidated financial statements. Our procedures included confirmation of securities owned as of May 31, 2023 by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinions.

/s/ PricewaterhouseCoopers LLP

Baltimore, Maryland
July 27, 2023

We have served as the auditor of one or more investment companies in ProFunds and ProShares Trust group since 1997.

24 :: REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM PROSHARES TRUST

Federal Tax Information

Funds with Short-Term Capital Gain Designation

For the tax period ended October 31, 2022, the Trust does not have any ordinary distributions paid during the Trust's tax year that are from qualified short-term capital gain. The funds designate up to the maximum amount of Qualified Short-Term Gains.

Proxy Voting Information

A description of the Trust's (1) proxy voting policies, (2) proxy voting procedures and (3) information regarding how the Trust voted any proxies related to portfolio securities for the prior twelve-month period ended June 30, is available by August 31 of each year, without charge, upon request by contacting the Fund directly at 1-866-PRO-5125 or on the Securities and Exchange Commission ("SEC") Website (http://www.sec.gov).

Quarterly Portfolio Holdings Information

The Funds will file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. The Funds' Form N-PORT will be available on the SEC's Website at http://www.sec.gov. The Funds' Form N-PORT may also be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Premium/Discount Information

Information about the differences between the daily market price on the secondary markets for shares of a Fund and the Fund's net asset value may be found on the website at www.ProShares.com

PROSHARES TRUST MISC. INFORMATION (UNAUDITED) :: 25

Name, Address and Birth Date	Position(s) Held with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios* in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Independent Trustees
William D. Fertig c/o ProFunds 7272 Wisconsin Avenue, 21st Floor Bethesda, MD 20814 Birth Date: 9/56	Trustee	Indefinite; June 2011 to present	Context Capital Management (Alternative Asset Management): Chief Investment Officer (September 2002 to present)	ProShares (121) ProFunds (116)	Context Capital
Russell S. Reynolds, III c/o ProFunds 7272 Wisconsin Avenue, 21st Floor Bethesda, MD 20814 Birth Date: 7/57	Trustee	Indefinite; November 2005 to present	RSR Partners and predecessor company (Retained Executive Recruitment and Corporate Governance Consulting): Managing Director (February 1993 to present)	ProShares (121) ProFunds (116)	RSR Partners, Inc.
Michael C. Wachs c/o ProFunds 7272 Wisconsin Avenue, 21st Floor Bethesda, MD 20814 Birth Date: 10/61	Trustee	Indefinite; November 2005 to present	Linden Lane Capital Partners LLC (Real Estate Investment and Development): Managing Principal (2010 to present)	ProShares (121) ProFunds (116)	NAIOP (the Commercial Real Estate Development Association)
Interested Trustee and Chairman of the Board
Michael L. Sapir** 7272 Wisconsin Avenue, 21st Floor Bethesda, MD 20814 Birth Date: 5/58	Trustee and Chairman	Indefinite; 2002 to present	Chairman and Chief Executive Officer of the ProShare Advisors (November 2005 to present); ProFund Advisors LLC (April 1997 to present); and ProShare Capital Management LLC (August 2008 to present)	ProShares (121) ProFunds (116)

*  Represents number of operational portfolios in Fund complex overseen by Trustee.

**  Mr. Sapir is an "interested person," as defined by the 1940 Act, because of his ownership interest in ProShare Advisors.

The Statement of Additional Information ("SAI") includes additional information about the Trust's Trustees and is available, without charge, upon request by contacting the Fund directly at 1-866-PRO-5125.

26 :: TRUSTEES AND EXECUTIVE OFFICERS OF PROSHARES TRUST (UNAUDITED) PROSHARES TRUST

Name, Address and Birth Date	Position(s) Held with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
Officers
Todd B. Johnson 7272 Wisconsin Avenue, 21st Floor Bethesda, MD 20814 Birth Date: 1/64	President	Indefinite; January 2014 to present	Chief Investment Officer of the Proshare Advisors (December 2008 to present); ProFund Advisors LLC (December 2008 to present); and ProShare Capital Management LLC (February 2009 to present)
Maria Clem Sell 3 Canal Plaza, Suite 100 Portland, ME 04101 Birth Date: 2/78	Treasurer	Indefinite; June 2022 to present	Senior Principal Consultant, Principal Financial Officer Group, ACA Group (2021 to present); Director, Fund Administration and Reporting, Franklin Templeton (2014 to 2021)
Victor M. Frye, Esq. 7272 Wisconsin Avenue, 21st Floor Bethesda, MD 20814 Birth Date: 10/58	Chief Compliance Officer and AML Officer	Indefinite; November 2005 to present

Counsel and Chief Compliance Officer of the ProShare Advisors (December 2004 to present) and ProFund Advisors LLC (October 2002 to present); Secretary of ProFunds Distributors, Inc. (April 2008 to present)

Richard F. Morris 7272 Wisconsin Avenue, 21st Floor Bethesda, MD 20814 Birth Date: 8/67	Chief Legal Officer and Secretary	Indefinite; December 2015 to present

General Counsel of ProShare Advisors; ProFund Advisors LLC; and ProShare Capital Management LLC (December 2015 to present); Chief Legal Officer of ProFunds Distributors, Inc. (December 2015 to present)

PROSHARES TRUST TRUSTEES AND EXECUTIVE OFFICERS OF PROSHARES TRUST (UNAUDITED) :: 27

ProShares Trust

7272 Wisconsin Avenue, 21st Floor, Bethesda, MD 20814

866.PRO.5125 866.776.5125

ProShares.com

This report is submitted for the general information of the shareholders of ProShares. It is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus. To obtain the most recent month end performance information for each ETF, visit ProShares.com.

"Bloomberg®", "Bloomberg Commodity IndexSM" and the names identifying each of the individual Bloomberg Commodity Subindexes are trademarks or service marks of Bloomberg Finance L.P. and its affiliates (collectively, "Bloomberg"). All have been licensed for use by ProShares. ProShares have not been passed on by these entities or their subsidiaries or affiliates as to their legality or suitability. ProShares are not sponsored, endorsed, sold or promoted by these entities or their subsidiaries or affiliates, and they make no representation regarding the advisability of investing in ProShares. THESE ENTITIES AND THEIR SUBSIDIARIES AND AFFILIATES MAKE NO WARRANTIES AND BEAR NO LIABILITY WITH RESPECT TO PROSHARES.

© 2023 ProShare Advisors LLC. All rights reserved.   PSCAN0523

ANNUAL REPORT

May 31, 2023

Big Data Refiners ETF  DAT

Decline of the Retail Store ETF  EMTY

DJ Brookfield Global Infrastructure ETF  TOLZ

Equities for Rising Rates ETF  EQRR

Global Listed Private Equity ETF  PEX

Hedge Replication ETF  HDG

High Yield–Interest Rate Hedged  HYHG

Inflation Expectations ETF  RINF

Investment Grade–Interest Rate Hedged  IGHG

K-1 Free Crude Oil Strategy ETF*  OILK

Large Cap Core Plus  CSM

Long Online/Short Stores ETF  CLIX

Merger ETF  MRGR

Metaverse ETF  VERS

MSCI EAFE Dividend Growers ETF  EFAD

MSCI Emerging Markets Dividend Growers ETF  EMDV

MSCI Europe Dividend Growers ETF  EUDV

MSCI Transformational Changes ETF  ANEW

Nanotechnology ETF  TINY

Nasdaq-100 Dorsey Wright Momentum ETF  QQQA

On-Demand ETF  OND

Online Retail ETF  ONLN

Pet Care ETF  PAWZ

Russell 2000 Dividend Growers ETF  SMDV

Russell U.S. Dividend Growers ETF  TMDV

S&P 500® Bond ETF  SPXB

S&P 500® Dividend Aristocrats ETF  NOBL

S&P 500® Ex-Energy ETF  SPXE

S&P 500® Ex-Financials ETF  SPXN

S&P 500® Ex-Health Care ETF  SPXV

S&P 500® Ex-Technology ETF  SPXT

S&P Global Core Battery Metals ETF  ION

S&P Kensho Cleantech ETF  CTEX

S&P Kensho Smart Factories ETF  MAKX

S&P MidCap 400® Dividend Aristocrats ETF  REGL

S&P Technology Dividend Aristocrats ETF  TDV

Smart Materials ETF  TINT

Supply Chain Logistics ETF  SUPL

*  The K-1 Free Crude Oil Strategy ETF fund is consolidated with Cayman Crude Oil Strategy Portfolio. A claim of exemption pursuant to the Commodity Futures Trading Commission ("CFTC") Rule 4.7 has been made by the Investment Adviser with respect to these funds. The exemption relieves these funds of certain disclosure and reporting obligations under the commodity pool rules of the CFTC.

PROSHARES TRUST  Distributor: SEI Investments Distribution Co.

I	Shareholder Letter
II	Management Discussion of Fund Performance
XLIII	Expense Examples
1	Schedule of Portfolio Investments
97	Statements of Assets and Liabilities
105	Statements of Operations
113	Statements of Changes in Net Assets
127	Financial Highlights
148	Notes to Financial Statements
174	Report of Independent Registered Public Accounting Firm
175	Miscellaneous Information
176	Trustees and Executive Officers of ProShares Trust

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DEAR SHAREHOLDER:

Even though sentiments seem to have become more positive over the past 12 months, lingering concerns about inflation and other market headwinds are still causing uncertainty. ProShares is committed to helping you, our investors, meet these challenging times by providing an innovative array of products and services designed to help you meet your objectives under a range of conditions. Following is the ProShares Trust Annual Report for the 12 months ended May 31, 2023.

Global Interest Rates Increase as Policymakers Fight Inflation

Concerns about persistently high inflation and the possibility of recession have dominated economic policymaking over the past 12 months. In the United States, the Federal Reserve continued to tighten monetary policy throughout the period, raising its short-term rate to a target range of between 5% and 5.25%. In fact, through the end of 2022, the Fed hiked rates at the fastest pace since the 1980s, which pushed borrowing costs to their highest levels since 2008. The Fed finally began to moderate the pace of its rate hikes in February 2023 and in May indicated that it will pause hikes heading into the summer. It did not, however, go so far as to suggest easing is imminent.

The picture was similar outside the United States. The European Central Bank (ECB), the Bank of England, and other central banks raised interest rates over the period, with ECB President Christine Lagarde commenting that rates would need to remain "sustainably high" in order to win the fight against inflation. The Bank of Japan, which continued to hold its short-term rate at -0.1%, was the lone exception in the developed world.

A Tale of Two Markets: Volatility, Then Recovery

In terms of market performance, the period can be roughly divided into halves. Through the end of 2022, most asset classes and financial markets experienced volatility. As inflation began to moderate in 2023 and investors anticipated that the Fed's rate hike campaign could be winding down, a number of markets demonstrated strong performance. In the U.S., the large-cap S&P 500® rose 2.9%, and the Dow® rose 2.0% for the period. The tech- and growth-stock-heavy Nasdaq-100 Index® posted even greater returns amid the Fed's slowdown rate hikes, gaining 13.8%. Midsize and smaller company stocks were more vulnerable to the Fed's interest rate actions and posted weaker results in 2023: The S&P MidCap 400® lost 2.6% over the period, and the small-cap Russell 2000 Index® dropped 4.7%. Eight of the Dow Jones U.S. Industry Index sectors fell, with the weakest performers being telecom (-19.7%), real estate (-14.3%), and basic materials (-10.4%). The three positive-performing sectors were technology (18.9%), consumer services (3.0%), and industrials (0.9%).

International equity markets also posted mixed results for the period. The MSCI EAFE Index® , which tracks developed markets outside North America, rose 3.1%, while the MSCI Emerging Markets Index fell by 8.5%. The FTSE China 50 Index® dropped by 16.7% as Chinese equities struggled with the transition out of COVID-19 lockdowns. The MSCI Europe Index® rose 4.7%.

Bonds were down or flat over the full 12 months. In the first half of the period, they extended declines from earlier in 2022 as inflation and central bank tightening continued to override many investors' "flight-to-quality" instincts during times of uncertainty. They did, however, recoup some of those losses in early 2023. The Bloomberg Barclays U.S. Aggregate Bond Index dropped 2.1%, and the Ryan Labs Treasury 30-Year and 10-Year Indexes lost 10.8% and 3.2%, respectively. Investment-grade corporate bonds, as measured by the Markit iBoxx $ Liquid Investment Grade Index, declined 2.1%, while their high-yield peers lost 0.7%.

U.S. Economy Shows Signs of Resilience

Despite a number of economic and political headwinds, the U.S. economy demonstrated resilience over the past 12 months. U.S. real GDP increased 2.6% in the fourth quarter of 2022 and 1.3% in the first quarter of 2023, defying fears of an anticipated recession. While unemployment ticked up slightly to 3.7% in May 2023, the U.S. unemployment rate remains low. The Bloomberg Dollar Spot Index rose 1.6% over the full period.

Investors Find Opportunities Amid Complex Markets

As markets responded to an array of challenges over the past 12 months — including geopolitical conflict, banking sector instability, and political uncertainty regarding the debt ceiling — ProShares investors found potential opportunities across a range of strategies. In particular, the potentially all-weather characteristics of dividend growth strategies, which focus on quality companies with long track records of consistently increasing their dividends, provided investors with some degree of shelter in an unpredictable market. Net flows into ProShares increased by 6.2% overall during the reporting period.

A notable new opportunity for investors, ProShares launched the S&P Global Core Battery Metals ETF (ION) in November of 2022. Amid the rising global demand for lithium-ion batteries, ION is the first ETF to invest only in companies mining battery metals. It provides investors with exposure to the companies supplying the lithium, nickel, and cobalt crucial to meet this growing demand for batteries.

During uncertain times, many investors turn to ProShares ETFs for a breadth of investment choices across diverse market segments, enabling them to adapt their investments to their latest market views. We thank you for the trust and confidence you have placed in us by choosing ProShares, and we appreciate the opportunity to continue serving your investment needs.

Sincerely,

Michael L. Sapir
Chairman of the Board of Trustees

PROSHARES.COM :: I

MANAGEMENT DISCUSSION
OF FUND PERFORMANCE

II :: MAY 31, 2023 :: MANAGEMENT DISCUSSION OF FUND PERFORMANCE PROSHARES TRUST

Investment Strategies and Techniques — Strategic Funds:

Thirty seven (37) ProShares Strategic exchange-traded funds ("ETFs") were in existence for the entire period covered by this annual report and one ProShares Strategic ETF was launched during this period (each ProShares Strategic ETF, a "Fund" and, collectively, the "Funds").

Certain Funds are designed to match, before fees and expenses, the performance of an underlying index1 both on a single day and over time (each a "Matching Fund" and, collectively, the "Matching Funds").2

ProShares Decline of the Retail Store ETF (EMTY) seeks capital appreciation from the decline of bricks and mortar retailers through short exposure (-1x) to the index. The Fund seeks daily investment results, before fees and expenses, that correspond to the performance of a daily benchmark that is the inverse (-1x) of its underlying index for a single day, not for any other period. This means that the Fund seeks investment results for a single day only, as measured from the time the Fund calculates its net asset value ("NAV") to the time of the Fund's next NAV calculation, not for longer periods. The return of the Fund for a period longer than a single day will be the result of each day's returns compounded over the period, which will very likely differ from the inverse (-1x) of the return of the Fund's index for that period. During periods of higher market volatility, the volatility of the Fund's index may affect the Fund's return as much as or more than the return of the index.

ProShare Advisors LLC ("PSA"), the Funds' investment adviser, uses a passive approach in seeking to achieve the investment objective of each Matching Fund and ProShares Decline of the Retail Store ETF (EMTY). Using this approach, PSA determines the type, quantity and mix of investment positions that a Matching Fund and ProShares De- cline of the Retail Store ETF (EMTY) should hold to approximate the daily performance of its index.

When managing the Matching Funds and ProShares Decline of the Retail Store ETF (EMTY), PSA does not invest the assets of the Funds in securities or financial instruments based on its view of the investment merit of a particular security, instrument, or company. In addition, PSA does not conduct conventional investment research or analysis; forecast market movements, trends or market conditions; or take defensive positions in managing assets of the Matching Funds and ProShares Decline of the Retail Store ETF (EMTY).

ProShares Long Online/Short Stores ETF (CLIX), ProShares Large Cap Core Plus (CSM), ProShares Decline of the Retail Store ETF (EMTY), ProShares Hedge Replication ETF (HDG), ProShares High Yield-Interest Rate Hedged (HYHG), ProShares Investment Grade-Interest

Rate Hedged (IGHG), ProShares Merger ETF (MRGR), and ProShares Inflation Expectations ETF (RINF) make significant use of investment techniques that may be considered aggressive, including the use of swap agreements, credit default swaps, futures contracts, forward contracts, and similar instruments (collectively, "derivatives"). Funds using derivatives are exposed to risks different from, or possibly greater than, the risks associated with investing directly in securities, including one or more of the following: counterparty risk (i.e., the risk that a counterparty is unable or unwilling to make timely payments to meet its contractual obligations) on the amount a Fund expects to receive from a derivatives counterparty, liquidity risk (i.e., the risk that a Fund might not be able to acquire or dispose of certain holdings quickly or at prices that represent true market value in the judgment of PSA), and with respect to the Matching Funds and ProShares Decline of the Retail Store ETF (EMTY) increased correlation risk (i.e., the risk that a Fund may not be able to achieve a high degree of correlation with its index or the inverse thereof). If a counterparty becomes bankrupt, or fails to perform its obligations, the value of an investment in a Fund may decline. With respect to swaps and forward contracts, the Funds seek to mitigate counterparty risk by generally requiring derivatives counterparties to post collateral for the benefit of each Fund, marked to market daily, in an amount approximately equal to the amount the counterparty owes the Fund, subject to certain minimum thresholds. The Funds primarily enter into derivatives with counterparties that are major global financial institutions. Any costs associated with using derivatives will have the effect of lowering a Fund's return.

Factors that Materially Affected the Performance of Each Fund during the Year Ended May 31, 20233:

Primary factors affecting Fund performance, before fees and expenses, include the following: the total return of the securities and derivatives (if any) held by a Fund, including the performance of the reference assets to which any derivatives are linked, financing rates paid or earned by a Fund associated with cash and, in certain cases, derivative positions; stock dividends, premiums and bond yields paid or earned by a Fund (including those included in the total return of derivatives contracts); the types of derivative contracts (if any) used by a Fund and their correlation to the relevant index or asset fees, expenses, and transaction costs; the volatility of a Fund's index (and its impact on compounding); and other miscellaneous factors.

•  Index Performance: The performance of each Matching Fund's index and ProShares Decline of the Retail Store ETF's index and, in turn,

1  The term "index" as used herein includes the Merrill Lynch Factor Model-Exchange Series benchmark.

2  As of May 31, 2023, the Matching Funds are: ProShares DJ Brookfield Global Infrastructure ETF (TOLZ); ProShares Global Listed Private Equity ETF (PEX); ProShares Large Cap Core Plus (CSM); ProShares S&P 500 Dividend Aristocrats ETF (NOBL); ProShares S&P MidCap 400 Dividend Aristocrats ETF (REGL); ProShares Russell 2000 Dividend Growers ETF (SMDV); ProShares MSCI EAFE Dividend Growers ETF (EFAD); ProShares High Yield-Interest Rate Hedged (HYHG); ProShares Investment Grade-Interest Rate Hedged (IGHG);; ProShares Hedge Replication ETF (HDG); ProShares Merger ETF (MRGR); ProShares S&P 500 Ex-Energy ETF (SPXE); ProShares S&P 500 Ex-Financials ETF (SPXN); ProShares S&P 500 Ex-Technology ETF (SPXT); ProShares S&P 500 Ex-Health Care ETF (SPXV); ProShares MSCI Emerging Markets Dividend Growers ETF (EMDV); ProShares MSCI Europe Dividend Growers ETF (EUDV); ProShares Inflation Expectations ETF (RINF); ProShares Equities for Rising Rates ETF (EQRR); ProShares Long Online/Short Stores ETF (CLIX); ProShares S&P 500 Bond ETF (SPXB); ProShares Online Retail ETF (ONLN); ProShares Russell U.S. Dividend Growers ETF (TMDV), ProShares S&P 500 Technology Dividend Aristocrats ETF (TDV), ProShares K-1 Free Crude Oil Strategy ETF (OILK), ProShares MSCI Transformational Changes ETF (ANEW), ProShares S&P Kensho Cleantech ETF (CTEX), ProShares Big Data Refiners ETF (DAT), ProShares S&P Kensho Smart Factories ETF (MAKX), ProShares On-Demand ETF (OND), ProShares Smart Materials ETF (TINT), ProShares Nanotechnology ETF (TINY), ProShares Metaverse ETF (VERS), ProShares Supply Chain Logistics ETF (SUPL), ProShares Nasdaq-100 Dorsey Wright Momentum ETF (QQQA), ProShares Pet Care ETF (PAWZ) and ProShares S&P Global Core Battery Metals ETF (ION).

3  Past performance is not a guarantee of future results.

PROSHARES TRUST MANAGEMENT DISCUSSION OF FUND PERFORMANCE :: MAY 31, 2023 :: III

the factors and market conditions affecting that index are principal factors driving Fund performance.4

•  Compounding of Daily Returns and Volatility: ProShares Decline of the Retail Store ETF (EMTY) seeks daily investment results, before fees and expenses, that correspond to the performance of a daily benchmark that is the inverse (-1x) of its underlying index for a single day only, not for any other period. For longer periods, performance may be greater than or less than the inverse of the Fund's index performance over the period, before fees and expenses. This is due to the effects of compounding, which exists in all investments, but has a more significant impact on a geared fund. In general, during periods of higher index volatility, compounding will cause the Fund's performance for periods longer than a single day to be more or less than the inverse (-1x) of the return of the index. This effect becomes more pronounced as volatility increases. Conversely, in periods of lower index volatility (particularly when combined with higher index returns), the Fund's returns over longer periods can be higher than the inverse (-1x) of the return of the index. Actual results for a particular period, before fees and expenses, are also dependent on the following factors: a) period of time; b) financing rates associated with derivatives; c) other Fund expenses; d) dividends paid with respect to the securities in the index, e) the index's volatility; and f) the index's performance. Longer holding periods, higher index volatility and inverse exposure each exacerbates the impact of compounding on the Fund's performance. During periods of higher index volatility, the volatility of the Fund's index may affect the Fund's return as much as or more than the return of its index. Daily volatility for the U.S. equity markets increased from a year ago. The volatility for the S&P 500 for the year ended May 31, 2023, was 20.93%, which increased from the prior year's volatility of 18.10%. The volatility of the Fund's index was 24.78%.

  Financing Rates Associated with Derivatives: The performance of Funds that use derivatives was impacted by the related financing costs. Financial instruments such as futures contracts carry implied financing costs. Forward and swap financing rates are negotiated between the Funds and their counterparties, and are set at the Fed Funds rate ("FEDL01") plus or minus a negotiated spread. The Fed Funds rate appreciated from 0.83% to 5.08% during the fiscal year. Each Fund with long exposure via derivatives was generally negatively affected by financing rates. Conversely, most Funds with short/inverse derivative exposure generally benefited from financing rates.

•  Stock Dividends and Bond Yields: The performance of Funds that provide long exposure was positively impacted by capturing the dividend, premium or income yield of the underlying assets to which they have exposure. The performance of Funds that provide inverse exposure was negatively impacted by virtue of effectively having to pay out the dividend, premium or income yield (or a multiple thereof, as applicable) associated with the assets to which they have short exposure.

•  Fees, Expenses, and Transaction Costs: Fees and expenses are listed in the financial statements of each Fund and, with the exception of certain of the Matching Funds, may generally be higher and thus have a more negative impact on Fund performance compared to many traditional index-based funds. Transaction costs are not reflected in the Funds' expense ratio. Transaction costs are generally higher for Funds whose indexes are more volatile, that seek to return the inverse of its index's return, that invest in foreign securities, and for Funds that hold or have exposure to assets that are comparatively less liquid than assets held by other Funds. Daily repositioning of the portfolio of ProShares Decline of the Retail Store ETF (EMTY) to maintain exposure consistent with its investment objective and high levels of shareholder creation and redemption activity may lead to commensurate increases in portfolio transactions and transaction costs, which negatively impact the Fund's daily NAV.

•  Miscellaneous factors: Each Fund holds a mix of securities and/or derivatives that is designed to provide returns that seek to achieve its investment objective. Certain Matching Funds and ProShares Decline of the Retail Store ETF (EMTY) may obtain exposure to only a representative sample of the securities of their index and may not have investment exposure to all securities of the index or may have weightings that are different from that of its index. Certain Match- ing Funds and ProShares Decline of the Retail Store ETF (EMTY) may also obtain exposure to securities not contained in their respec- tive index or in financial instruments. ProShares Decline of the Re- tail Store ETF (EMTY) may obtain exposure to securities not contained in its index or in financial instruments with the intent of obtaining exposure with aggregate characteristics similar to those of the inverse of its index.

In addition, certain Matching Funds invested in swap agreements that were based on ETFs that are designed to track the performance of the Fund's index rather than swap agreements that were based on the Fund's index. Because the closing price of an ETF may not perfectly track the performance of its index, there are deviations between the return of a swap whose reference asset is an ETF and the return of a swap based directly on the Fund's index. Thus, the performance of a Fund investing significantly in swap agreements based on an ETF may correlate less with its index than a Fund investing in swap agreements based directly on the Fund's index.

4  Indexes do not actually hold a portfolio of securities and/or financial instruments. Indexes do not incur fees, expenses and transaction costs. Fees, expenses and transaction costs incurred by the Matching Funds and ProShares Decline of the Retail Store ETF (EMTY) negatively impact the performance of those Funds relative to their respective indexes. Performance of each Matching Fund and ProShares Decline of the Retail Store ETF (EMTY) will generally differ from the performance of the Fund's index.

IV :: MAY 31, 2023 :: MANAGEMENT DISCUSSION OF FUND PERFORMANCE PROSHARES TRUST

ProShares Big Data Refiners ETF (the "Fund") seeks investment results, before fees and expenses, that track the performance of the FactSet Big Data Refiners Index (the "Index"). For the year ended May 31, 2023, the Fund had a total return of 11.32%1. For the same period, the Index had a total return of 11.52%2 and a volatility of 39.32%. For the period, the Fund had an average daily volume of 1,554 shares.

The Fund invests in financial instruments that ProShare Advisors LLC (the "Advisor") believes, in combination, should track the performance of the Index. The Index is owned and administered by FactSet Research Systems, Inc. (the "Index Provider"). The Index consists of companies that provide analytics and infrastructure for managing and extracting information from large data sets. The Index includes companies whose principal business is the provision of analytics, software, hardware and other computing infrastructure for managing and extracting information from large structured and unstructured data sets, as determined by the Index methodology. In order to be included in the Index, a company must be included in at least one of nine FactSet®Revere Business Industry Classification System Sub-Industries ("RBICS Sub-Industries") that the Index Provider has identified as big data related. The nine eligible RBICS Sub-Industries are: Business Intelligence Software, Business Intelligence/Data Warehousing Consulting, Customer Service Software, Data Storage Infrastructure Software, Enterprise Middleware Software, Government and Public Service Industry Software, Information Storage Systems, Network Administration Software and Peripheral and Other Commerce Equipment Makers. The Index is reconstituted and rebalanced semiannually in June and December.

Value of a $10,000 Investment Since Inception at Net Asset Value*

*The line graph represents historical performance of a hypothetical investment of $10,000 in the ProShares Big Data Refiners ETF from September 29, 2021 to May 31, 2023, assuming the reinvestment of distributions.

Cumulative Total Return as of 5/31/23

	One Year	Since Inception (9/29/21)
ProShares Big Data Refiners ETF	11.32%	-21.15%
FactSet Big Data Refiners Index	11.52%	-32.42%

Expense Ratios**

Fund	Gross	Net
ProShares Big Data Refiners ETF	0.58%	0.58%

**Reflects the expense ratio as reported in the Prospectus dated October 1, 2022. See Financial Highlights for effective expense ratios.

Allocation of Portfolio Holdings & Index Composition as of 5/31/23

Market Exposure

Investment Type	% of Net Assets
Equity Securities	100%
Total Exposure	100%

"Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents.

Largest Equity Holdings

Company	% of Net Assets
Palantir Technologies, Inc., Class A	7.3%
MongoDB, Inc., Class A	7.0%
Confluent, Inc., Class A	5.4%
Teradata Corp.	5.1%
Dynatrace, Inc.	5.0%

FactSet Big Data Refiners
Index – Composition

% of Index
Information Technology	98.9%
Consumer Discretionary	1.1%

FactSet Big Data Refiners
Index – Country

% of Index
United States	94.1%
Israel	3.7%
Canada	1.5%
United Kingdom	0.7%

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value ("NAV") will fluctuate so that an investor's shares, when redeemed, may be more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. To obtain performance current to the most recent month please visit www.ProShares.com.

1  Fund returns are based on the NAV of the Fund. This calculation reflects the theoretical reinvestment of distributions, if any, in the Fund as of the ex-date. The impact of transaction costs and the inability of investors to reinvest fractional shares are not reflected in the calculations.

2  The Index is a price return index. The total return and any graph or table reflect the theoretical reinvestment of dividends on securities in the Index. The impact of transaction costs and the deduction of expenses associated with an exchange traded fund such as investment management and accounting fees, are not reflected in the Index calculation. It is not possible to invest directly in the Index.

The above information is not covered by the Report of the Independent Registered Public Accounting Firm.

PROSHARES TRUST MANAGEMENT DISCUSSION OF FUND PERFORMANCE :: BIG DATA REFINERS ETF DAT :: V

ProShares Decline of the Retail Store ETF (the "Fund") seeks daily investment results, before fees and expenses, that correspond to the inverse (-1x) of the return of the SolactiveProShares Bricks and Mortar Retail Store Index (the "Index") for a single day, not for any other period. For the year ended May 31, 2023, the Fund had a total return of 4.95%1. For the same period, the Index had a total return of –5.71%2 and a volatility of 24.78%. For the period, the Fund had an average daily volume of 34,333 shares.

The Fund invests in financial instruments that the Advisor believes, in combination, should produce daily returns consistent with the Funds' investment objective. The Index is constructed and maintained by Solactive AG. The Index seeks to measure the performance of publicly traded "bricks and mortar" retail companies whose retail revenue is derived principally from in-store sales. Short exposure may be attractive to investors who believe bricks and mortar stores face threats from ongoing trends, such as the growth of online shopping and markets oversaturated with stores. Companies must derive more than 50% of their global revenues from retail operations and more than 75% of their retail revenues from in-store sales to be included in the Index. In addition a company must be domiciled in the US; its securities must be listed on a U.S. stock exchange and must meet certain liquidity and market capitalization requirements. The Index includes only U.S. companies. The Index is rebalanced monthly to equal weight and reconstituted in June each year.

During the year ended May 31, 2023, the Fund invested in swap agreements as a substitute for investing directly in or taking short positions in the securities of the Index. These derivatives generally tracked the performance of their underlying index and the Fund was generally positively impacted by financing rates associated with their use. The Fund entered into swap agreements with counterparties that the Fund's advisor determined to be major, global financial institutions. If a counterparty becomes insolvent or otherwise fails to perform on its obligations, the value of investments in the Fund may decline. The Fund has sought to mitigate this risk by generally requiring counterparties for the Fund to post collateral for the benefit of the Fund, marked to market daily, in an amount approximately equal to the amount the counterparty owed the Fund, subject to certain minimum thresholds.

Value of a $10,000 Investment Since Inception at Net Asset Value*

*The line graph represents historical performance of a hypothetical investment of $10,000 in the ProShares Decline of the Retail Store ETF from November 14, 2017 to May 31, 2023, assuming the reinvestment of distributions.

Average Annual Total Return as of 5/31/23

	One Year	Five Years	Since Inception (11/14/17)
ProShares Decline of the Retail Store ETF	4.95%	-12.77%	-14.14%
Solactive-ProShares Bricks and Mortar Retail Store Index	-5.71%	6.92%	8.95%

Expense Ratios**

Fund	Gross	Net
ProShares Decline of the Retail Store ETF	0.65%	0.65%

**Reflects the expense ratio as reported in the Prospectus dated October 1, 2022. See Financial Highlights for effective expense ratios.

Allocation of Portfolio Holdings & Index Composition as of 5/31/23

Market Exposure

Investment Type	% of Net Assets
Swap Agreements	(100%)
Total Exposure	(100%)

"Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents.

Solactive-ProShares Bricks and Mortar Retail Store
Composite Index – Composition

% of Index
Consumer Discretionary	62.5%
Consumer Staples	34.7%
Materials	2.8%

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value ("NAV") will fluctuate so that an investor's shares, when redeemed, may be more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. To obtain performance current to the most recent month please visit www.ProShares.com.

1  Fund returns are based on the NAV of the Fund. This calculation reflects the theoretical reinvestment of distributions, if any, in the Fund as of the ex-date. The impact of transaction costs and the inability of investors to reinvest fractional shares are not reflected in the calculations.

2  The Index is a price return index. The total return and any graph or table reflect the theoretical reinvestment of dividends on securities in the Index. The impact of transaction costs and the deduction of expenses associated with an exchange traded fund such as investment management and accounting fees, are not reflected in the Index calculation. It is not possible to invest directly in the Index.

The above information is not covered by the Report of the Independent Registered Public Accounting Firm.

VI :: EMTY DECLINE OF THE RETAIL STORE ETF :: MANAGEMENT DISCUSSION OF FUND PERFORMANCE PROSHARES TRUST

ProShares DJ Brookfield Global Infrastructure ETF (the "Fund") seeks investment results, before fees and expenses, that track the performance of the Dow Jones Brookfield Global Infrastructure Composite Index (the "Index"). For the year ended May 31, 2023, the Fund had a total return of –9.44%1. For the same period, the Index had a total return of –9.88%2 and a volatility of 16.22%. For the period, the Fund had an average daily volume of 31,788 shares.

The Fund invests in financial instruments that the Advisor believes, in combination, should track the performance of the Index. The Index, constructed and maintained by S&P Dow Jones Indices LLC, consists of companies that qualify as "pure-play" infrastructure companies — companies whose primary business is the ownership and operation of infrastructure assets, activities that generally generate long-term stable cash flows.

Value of a $10,000 Investment Since Inception at Net Asset Value*

*The line graph represents historical performance of a hypothetical investment of $10,000 in the ProShares DJ Brookfield Global Infrastructure ETF from March 25, 2014 to May 31, 2023, assuming the reinvestment of distributions.

Average Annual Total Return as of 5/31/23

	One Year	Five Years	Since Inception (3/25/14)
ProShares DJ Brookfield Global Infrastructure ETF	-9.44%	4.58%	4.34%
Dow Jones Brookfield Global Infrastructure Composite Index	-9.88%	4.22%	3.98%

Expense Ratios**

Fund	Gross	Net
ProShares DJ Brookfield Global Infrastructure ETF	0.46%	0.46%

**Reflects the expense ratio as reported in the Prospectus dated October 1, 2022. See Financial Highlights for effective expense ratios.

Allocation of Portfolio Holdings & Index Composition as of 5/31/23

Market Exposure

Investment Type	% of Net Assets
Equity Securities	90%
Closed End Funds	1%
Master Limited Partnership	8%
Total Exposure	99%

"Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents.

Largest Equity Holdings

Company	% of Net Assets
Enbridge, Inc.	6.4%
American Tower Corp.	5.6%
Vinci SA	5.4%
National Grid plc	4.8%
TC Energy Corp.	3.5%

Dow Jones Brookfield Global Infrastructure Composite Index – Composition

% of Index
Oil & Gas Storage & Transportation	35.3%
Electricity Transmission & Distribution	19.6%
Communications	13.9%
Master Limited Partnerships	8.7%
Diversified	8.6%
Water	5.3%
Airports	4.3%
Toll Roads	3.9%
Ports	0.4%

Dow Jones Brookfield Global Infrastructure Composite Index – Country

% of Index
United States	49.0%
Canada	15.9%
United Kingdom	7.1%
France	6.5%
Spain	6.1%
Australia	3.8%
Italy	2.8%
China	2.2%
Hong Kong	1.7%
Japan	1.3%
Mexico	1.3%
New Zealand	0.6%
Belgium	0.4%
Switzerland	0.3%
Brazil	0.3%
Netherlands	0.2%
Luxemburg	0.2%
Germany	0.2%
Singapore	0.1%

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value ("NAV") will fluctuate so that an investor's shares, when redeemed, may be more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. To obtain performance current to the most recent month please visit www.ProShares.com.

1  Fund returns are based on the NAV of the Fund. This calculation reflects the theoretical reinvestment of distributions, if any, in the Fund as of the ex-date. The impact of transaction costs and the inability of investors to reinvest fractional shares are not reflected in the calculations.

2   The Index is a price return index. The total return and any graph or table reflect the theoretical reinvestment of dividends on securities in the Index. The impact of transaction costs and the deduction of expenses associated with an exchange traded fund such as investment management and accounting fees, are not reflected in the Index calculation. It is not possible to invest directly in the Index.

The above information is not covered by the Report of the Independent Registered Public Accounting Firm.

PROSHARES TRUST MANAGEMENT DISCUSSION OF FUND PERFORMANCE :: DJ BROOKFIELD GLOBAL INFRASTRUCTURE ETF TOLZ :: VII

ProShares Equities for Rising Rates ETF (the "Fund") seeks investment results, before fees and expenses, that track the performance of the Nasdaq U.S. Large Cap Equities for Rising Rates Index (the "Index"). The goal of the Index is to provide relative outperformance, as compared to traditional large-cap indexes, during periods of rising U.S. Treasury rates. For the year ended May 31, 2023, the Fund had a total return of –13.98%1. For the same period, the Index had a total return of –13.77%2 and a volatility of 26.82%. For the period, the Fund had an average daily volume of 10,762 shares.

The Fund invests in financial instruments that the Advisor believes, in combination, should track the performance of the Index. The goal of the Index is to provide relative outperformance, as compared to traditional large-cap indexes, during periods of rising U.S. Treasury rates. The Index is constructed and maintained by Nasdaq, Inc. (the "Index Provider). The component securities of the Index are selected by the Index Provider from a universe of the 500 largest companies (based on market capitalization) listed on U.S. stock exchanges. The Index consists of 50 companies whose stock prices historically have tended to outperform the Universe during periods of rising interest rates.

Value of a $10,000 Investment Since Inception at Net Asset Value*

*The line graph represents historical performance of a hypothetical investment of $10,000 in the ProShares Equities for Rising Rates ETF from July 24, 2017 to May 31, 2023, assuming the reinvestment of distributions.

Average Annual Total Return as of 5/31/23

	One Year	Five Years	Since Inception (7/24/17)
ProShares Equities for Rising Rates ETF	-13.98%	0.60%	4.44%
Nasdaq U.S. Large Cap Equities for Rising Rates Index	-13.77%	0.96%	4.82%

Expense Ratios**

Fund	Gross	Net
ProShares Equities for Rising Rates ETF	0.35%	0.35%

**Reflects the expense ratio as reported in the Prospectus dated October 1, 2022. See Financial Highlights for effective expense ratios.

Allocation of Portfolio Holdings & Index Composition as of 5/31/23

Market Exposure

Investment Type	% of Net Assets
Equity Securities	100%
Total Exposure	100%

"Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents.

Largest Equity Holdings

Company	% of Net Assets
Hess Corp.	3.1%
EOG Resources, Inc.	3.0%
Targa Resources Corp.	3.0%
Marathon Oil Corp.	3.0%
Ovintiv, Inc.	3.0%

Nasdaq U.S. Large Cap Equities for Rising Rates Index – Composition

% of Index
Financials	25.77%
Industrials	16.33%
Basic Materials	18.65%
Energy	28.72%
Consumer Staples	10.53%

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value ("NAV") will fluctuate so that an investor's shares, when redeemed, may be more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. To obtain performance current to the most recent month please visit www.ProShares.com.

1  Fund returns are based on the NAV of the Fund. This calculation reflects the theoretical reinvestment of distributions, if any, in the Fund as of the ex-date. The impact of transaction costs and the inability of investors to reinvest fractional shares are not reflected in the calculations.

2  The Index is a price return index. The total return and any graph or table reflect the theoretical reinvestment of dividends on securities in the Index. The impact of transaction costs and the deduction of expenses associated with an exchange traded fund such as investment management and accounting fees, are not reflected in the Index calculation. It is not possible to invest directly in the Index.

The above information is not covered by the Report of the Independent Registered Public Accounting Firm.

VIII :: EQRR EQUITIES FOR RISING RATES ETF :: MANAGEMENT DISCUSSION OF FUND PERFORMANCE PROSHARES TRUST

ProShares Global Listed Private Equity ETF (the "Fund") seeks investment results, before fees and expenses, that track the performance of the LPX Direct Listed Private Equity Index (the "Index"). For the year ended May 31, 2023, the Fund had a total return of –2.95%1. For the same period, the Index had a total return of –2.59%2 and a volatility of 22.68%. For the period, the Fund had an average daily volume of 2,693 shares.

The Fund invests in financial instruments that the Advisor believes, in combination, should track the performance of the Index. The Index, published by LPX AG ("LPX"), consists of up to 30 qualifying listed private equity companies. A listed private equity company is an eligible candidate for the Index if its direct private equity investments, as well as cash and cash equivalent positions and post-Initial Public Offering listed investments, represent more than 80% of the total assets of the company.

Value of a $10,000 Investment at Net Asset Value*

*The line graph represents historical performance of a hypothetical investment of $10,000 in the ProShares Global Listed Private Equity ETF from May 31, 2013 to May 31, 2023, assuming the reinvestment of distributions.

Average Annual Total Return as of 5/31/23

	One Year	Five Years	Ten Years
ProShares Global Listed Private Equity ETF	-2.95%	1.91%	5.21%
LPX Direct Listed Private Equity Index	-2.59%	2.37%	5.65%

Expense Ratios**

Fund	Gross	Net
ProShares Global Listed Private Equity ETF	3.49%	2.81%

**Reflects the expense ratio as reported in the Prospectus dated October 1, 2022. Contractual fee waivers are in effect through September 30, 2023. See Financial Highlights for effective expense ratios.

Allocation of Portfolio Holdings & Index Composition as of 5/31/23

Market Exposure

Investment Type	% of Net Assets
Equity Securities	85%
Closed End Funds	14%
Total Exposure	99%

"Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents.

Largest Equity Holdings

Company	% of Net Assets
3i Group plc	11.2%
Ares Capital Corp.	10.0%
FS KKR Capital Corp.	8.8%
Kinnevik AB, Class B	5.9%
Eurazeo SE	5.2%

LPX Direct Listed Private Equity
Index – Country

% of Index
United States	54.4%
United Kingdom	12.6%
France	10.2%
Guernsey	6.3%
Sweden	5.5%
Switzerland	4.9%
Canada	4.3%
Germany	0.9%
Belgium	0.9%

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value ("NAV") will fluctuate so that an investor's shares, when redeemed, may be more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. To obtain performance current to the most recent month please visit www.ProShares.com.

1  Fund returns are based on the NAV of the Fund. This calculation reflects the theoretical reinvestment of distributions, if any, in the Fund as of the ex-date. The impact of transaction costs and the inability of investors to reinvest fractional shares are not reflected in the calculations.

2  The Index is a price return index. The total return and any graph or table reflect the theoretical reinvestment of dividends on securities in the Index. The impact of transaction costs and the deduction of expenses associated with an exchange traded fund such as investment management and accounting fees, are not reflected in the Index calculation. It is not possible to invest directly in the Index.

The above information is not covered by the Report of the Independent Registered Public Accounting Firm.

PROSHARES TRUST MANAGEMENT DISCUSSION OF FUND PERFORMANCE :: GLOBAL LISTED PRIVATE EQUITY ETF PEX :: IX

ProShares Hedge Replication ETF (the "Fund") seeks investment results, before fees and expenses, that track the performance of the Merrill Lynch Factor Model® — Exchange Series (the "Benchmark"). For the year ended May 31, 2023, the Fund had a total return of 0.97%1. For the same period, the Benchmark had a total return of 1.81%2 and a volatility of 5.80%. For the period, the Fund had an average daily volume of 4,925-shares.

The Fund invests in financial instruments that the Advisor believes, in combination, should track the performance of the Benchmark. The Benchmark, sponsored by Merrill Lynch International, seeks to provide the risk and return characteristics of the hedge fund asset class by targeting a high correlation to the HFRI Fund Weighted Composite Index (the "HFRI"). The HFRI is designed to reflect hedge fund industry performance through an equally weighted composite of over 2000 constituent funds. In seeking to maintain a high correlation with the HFRI, the Benchmark utilizes a synthetic model to establish, each month, weighted long or short (or, in certain cases, long or flat) positions in six underlying factors ("Factors"). The Factors that comprise the Benchmark are (1) the S&P 500 Total Return Index, (2) the MSCI EAFE US Dollar Net Total Return Index, (3) the MSCI Emerging Markets US Dollar Net Total Return Index, (4) the Russell 2000 Total Return Index, (5) three-month U.S. Treasury Bills, and (6) the ProShares UltraShort Euro ETF.

During the year ended May 31, 2023, the Fund invested in swap agreements and futures contracts as a substitute for investing directly in or taking short positions in the Factors of the Benchmark. These derivatives generally tracked the performance of the underlying benchmark and the Fund was generally negatively affected from financing rates associated with swap agreements. The Fund entered into swap agreements with counterparties that the Fund's advisor determined to be major, global financial institutions. If a counterparty becomes insolvent or otherwise fails to perform on its obligations, the value of investments in the Fund may decline. The Fund has sought to mitigate this risk by generally requiring counterparties for the Fund to post collateral for the benefit of the Fund, marked to market daily, in an amount approximately equal to the amount the counterparty owed the Fund, subject to certain minimum thresholds.

Value of a $10,000 Investment at Net Asset Value*

*The line graph represents historical performance of a hypothetical investment of $10,000 in the ProShares Hedge Replication ETF from May 31, 2013 to May 31, 2023, assuming the reinvestment of distributions.

Average Annual Total Return as of 5/31/23

	One Year	Five Years	Ten Years
ProShares Hedge Replication ETF	0.97%	1.61%	1.96%
Merrill Lynch Factor Model — Exchange Series	1.81%	2.63%	2.96%

Expense Ratios**

Fund	Gross	Net
ProShares Hedge Replication ETF	1.82%	0.95%

**Reflects the expense ratio as reported in the Prospectus dated October 1, 2022. Contractual fee waivers are in effect through September 30, 2023. See Financial Highlights for effective expense ratios.

Allocation of Portfolio Holdings & Index Composition as of 5/31/23

Market Exposure

Investment Type	% of Net Assets
Equity Securities	15%
Swap Agreements (Long)	15%
Swap Agreements (Short)	(3%)
Futures Contracts	(5%)

"Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents.

Largest Equity Holdings

Company	% of Net Assets
Super Micro Computer, Inc.	0.1%
Shockwave Medical, Inc.	0.1%
Inspire Medical Systems, Inc.	0.1%
Apellis Pharmaceuticals, Inc.	0.1%
EMCOR Group, Inc.	0.1%

Merrill Lynch Factor Model – Exchange Series – Composition

% of Benchmark
On-The-Run Treasury	70.9%
Russell 2000® Total Return Index	15.6%
PSA-EAFE Index	7.8%
PSA-EM Index	6.3%
EUO Intraday Indicative Value	2.3%
S&P 500® Total Return Index	(2.9%)

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value ("NAV") will fluctuate so that an investor's shares, when redeemed, may be more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. To obtain performance current to the most recent month please visit www.ProShares.com.

1  Fund returns are based on the NAV of the Fund. This calculation reflects the theoretical reinvestment of distributions, if any, in the Fund as of the ex-date. The impact of transaction costs and the inability to reinvest fractional shares are not reflected in the calculations.

2  The total return and any graph or table reflect the theoretical reinvestment of dividends on securities in the Benchmark. The impact of transaction costs and the deduction of expenses associated with an exchange traded fund such as investment management and accounting fees are not reflected in the Benchmark calculation. It is not possible to invest directly in the Benchmark.

The above information is not covered by the Report of the Independent Registered Public Accounting Firm.

X :: HDG HEDGE REPLICATION ETF :: MANAGEMENT DISCUSSION OF FUND PERFORMANCE PROSHARES TRUST

ProShares High Yield-Interest Rate Hedged (the "Fund") seeks investment results, before fees and expenses, that track the performance of the FTSE High Yield (Treasury Rate-Hedged) Index (the "Index"). For the year ended May 31, 2023, the Fund had a total return of 3.03%1. For the same period, the Index had a total return of 1.13%2 and a volatility of 9.24%. For the period, the Fund had an average daily volume of 13,834 shares.

The Fund invests in a combination of financial instruments that the Advisor believes should track the performance of the Index. The Index is comprised of (a) long positions in USD denominated high yield corporate bonds ("high yield bonds") and (b) short positions in U.S. Treasury notes or bonds, in aggregate, of the approximate equivalent duration to the high yield bonds. Currently, the bonds eligible for inclusion in the Index include high yield bonds that are issued by companies domiciled in the U.S. and Canada, and that: are fixed rate and non-convertible (including callable bonds); have a maximum rating of Ba1/BB+ and minimum rating of Ca/C by both Moody's Investors Service, Inc and Standard and Poor's Financial Services, LLC; and are subject to minimum issue outstanding, minimum time-to-maturity and maximum-time from issuance criteria. The Index is constructed and maintained by FTSE International Limited.

During the year ended May 31, 2023, the Fund invested in futures contracts as a substitute for taking short positions in Treasury Securities. These derivatives generally tracked the performance of their underlying index.

Value of a $10,000 Investment at Net Asset Value*

*The line graph represents historical performance of a hypothetical investment of $10,000 in the ProShares High Yield-Interest Rate Hedged from May 31, 2013 to May 31, 2023, assuming the reinvestment of distributions.

Average Annual Total Return as of 5/31/23

	One Year	Five Years	Ten Years
ProShares High Yield-Interest Rate Hedged	3.03%	3.08%	2.55%
FTSE High Yield (Treasury Rate-Hedged) Index	1.13%	3.02%	3.04%

Expense Ratios**

Fund	Gross	Net
ProShares High Yield-Interest Rate Hedged	0.50%	0.50%

**Reflects the expense ratio as reported in the Prospectus dated October 1, 2022. See Financial Highlights for effective expense ratios.

Allocation of Portfolio Holdings & Index Composition as of 5/31/23

Market Exposure

Investment Type	% of Net Assets
Corporate Bonds	96%
Futures Contracts	(99%)

"Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents.

Largest Long-Term Fixed-Income Holdings

% of Net Assets
Cloud Software Group, Inc., 6.50%, due 03/31/29	1.6%
Organon & Co., 4.13%, due 04/30/28	1.5%
DISH DBS Corp., 5.25%, due 12/01/26	1.5%
Caesars Entertainment, Inc., 6.25%, due 07/01/25	1.3%
Invesco Government & Agency Portfolio, Institutional Class, 5.04%	1.3%

FTSE High Yield (Treasury Rate-Hedged) Index – Composition

% of High Yield Bonds
Industrials	85.7%
Utilities	7.9%
Financials	6.4%

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value ("NAV") will fluctuate so that an investor's shares, when redeemed, may be more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. To obtain performance current to the most recent month please visit www.ProShares.com.

1  Fund returns are based on the NAV of the Fund. This calculation reflects the theoretical reinvestment of distributions, if any, in the Fund as of the ex-date. The impact of transaction costs and the inability to reinvest fractional shares are not reflected in the calculations.

2  The Index is a total return index. The total return and any graph or table reflect the theoretical reinvestment of dividends on securities in the Index. The impact of transaction costs and the deduction of expenses associated with an exchange traded fund such as investment management and accounting fees are not reflected in the Index calculation. It is not possible to invest directly in an Index.

The above information is not covered by the Report of the Independent Registered Public Accounting Firm.

PROSHARES TRUST MANAGEMENT DISCUSSION OF FUND PERFORMANCE :: HIGH YIELD—INTEREST RATE HEDGED HYHG :: XI

ProShares Inflation Expectations ETF (the "Fund") seeks investment results, before fees and expenses, that track the performance of the FTSE 30-Year TIPS (Treasury Rate-Hedged) Index (the "Index"). For the year ended May 31, 2023, the Fund had a total return of 1.05%1. For the same period, the Index had a total return of –3.45%2 and a volatility of 16.84%. For the period, the Fund had an average daily volume of 32,869 shares.

The Fund invests in financial instruments that the Advisor believes, in combination, should track the performance of the Index. The Index tracks the performance of (i) long positions in the most recently issued 30-year Treasury Inflation-Protected Securities ("TIPS") and (ii) duration-adjusted short positions in U.S. Treasury bonds of, in aggregate, approximate equivalent duration dollars to the TIPS. The Index serves a third position, which is a cash equivalent security that represents the repo rate earned on the short position. The Index is designed to measure the performance of the Break Even Rate of Inflation (BEI). The Index is constructed and maintained by FTSE International Limited.

During the year ended May 31, 2023, the Fund invested in swap agreements as a substitute for investing directly in or taking short positions in the fixed income securities underlying the Index. These derivatives generally tracked the performance of their underlying index and the Fund was generally negatively impacted by financing rates associated with their use. The Fund entered into swap agreements with counterparties that the Fund's Advisor determined to be major, global financial institutions. If a counterparty becomes insolvent or otherwise fails to perform on its obligations, the value of investments in the Fund may decline. The Fund has sought to mitigate this risk by generally requiring counterparties for the Fund to post collateral for the benefit of the Fund, marked to market daily, in an amount approximately equal to the amount the counterparty owed the Fund, subject to certain minimum thresholds.

Value of a $10,000 at Net Asset Value*

*The line graph represents historical performance of a hypothetical investment of $10,000 in the ProShares Inflation Expectations ETF from May 31, 2013 to May 31, 2023, assuming the reinvestment of distributions.

Index performance through April 17, 2016 reflects the performance of the Credit Suisse 30-Year Inflation Breakeven Index. Index performance beginning on April 18, 2016 reflects the performance of the FTSE 30-Year TIPS (Treasury Rate-Hedged) Index.

Average Annual Total Return as of 5/31/23

	One Year	Five Years	Ten Years
ProShares Inflation Expectations ETF	1.05%	4.66%	0.35%
FTSE 30-Yr Tips (Treasury Rate-Hedged) Index	-3.45%	3.44%	1.64%

Expense Ratios**

Fund	Gross	Net
ProShares Inflation Expectations ETF	0.97%	0.30%

**Reflects the expense ratio as reported in the Prospectus dated October 1, 2022. Contractual fee waivers are in effect through September 30, 2023. See Financial Highlights for effective expense ratios.

Allocation of Portfolio Holdings & Index Composition as of 5/31/23

Market Exposure

Investment Type	% of Net Assets
Swap Agreements (Long)	100%
Swap Agreements (Long exposure to inverse index)	146%

"Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents.

FTSE 30-Year TIPS (Treasury Rate-Hedged)
Index – Composition

% of Index
30-Year Treasury Inflation-Protected Securities (TIPS) Bond	100%
30-Year U.S. Treasury Bond	(143.5%)

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value ("NAV") will fluctuate so that an investor's shares, when redeemed, may be more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. To obtain performance current to the most recent month please visit www.ProShares.com.

1  Fund returns are based on the NAV of the Fund. This calculation reflects the theoretical reinvestment of distributions, if any, in the Fund as of the ex-date. The impact of transaction costs and the inability to reinvest fractional shares are not reflected in the calculations.

2  The Index is a total return index. The total return and any graph or table reflect the theoretical reinvestment of dividends on securities in the Index. The impact of transaction costs and the deduction of expenses associated with an exchange traded fund such as investment management and accounting fees are not reflected in the Index calculation. It is not possible to invest directly in an Index.

The above information is not covered by the Report of the Independent Registered Public Accounting Firm.

XII :: RINF INFLATION EXPECTATIONS ETF :: MANAGEMENT DISCUSSION OF FUND PERFORMANCE PROSHARES TRUST

ProShares Investment Grade-Interest Rate Hedged (the "Fund") seeks investment results, before fees and expenses, that track the performance of the FTSE Corporate Investment Grade (Treasury Rate-Hedged) Index (the "Index"). For the year ended May 31, 2023, the Fund had a total return of 4.81%1. For the same period, the Index had a total return of 3.37%2 and a volatility of 4.90%. For the period, the Fund had an average daily volume of 55,882 shares.

The Fund invests in a combination of financial instruments that the Advisor believes should track the performance of the Index. The Index is comprised of (a) long positions in USD-denominated investment grade corporate bonds issued by both U.S. and foreign domiciled companies; and (b) short positions in U.S. Treasury notes or bonds, in aggregate, of the approximate equivalent duration to the investment grade bonds. Currently, the bonds eligible for inclusion in the Index include all investment grade bonds that are issued by U.S. and internationally domiciled companies that: are fixed rate, fixed-to-floating rate, or zero coupon; have a minimum rating of Baa3/BBB- by both Moody's Investors Service, Inc. and Standard and Poor's Financial Services, LLC; have a minimum face amount outstanding of $1 billion; and have at least five and a half (5.5) years until maturity. The Index is constructed and maintained by FTSE International Limited.

During the year ended May 31, 2023, the Fund invested in futures contracts as a substitute for taking short positions in Treasury Securities. These derivatives generally tracked the performance of their underlying index.

Value of a $10,000 Investment Since Inception at Net Asset Value*

*The line graph represents historical performance of a hypothetical investment of $10,000 in the ProShares Investment Grade-Interest Rate Hedged from November 5, 2013 to May 31, 2023, assuming the reinvestment of distributions.

Average Annual Total Return as of 5/31/23

	One Year	Five Years	Since Inception (11/5/13)
ProShares Investment Grade-Interest Rate Hedged	4.81%	2.49%	2.26%
FTSE Corporate Investment Grade (Treasury Rate-Hedged) Index	3.37%	2.31%	2.36%

Expense Ratios**

Fund	Gross	Net
ProShares Investment Grade-Interest Rate Hedged	0.30%	0.30%

**Reflects the expense ratio as reported in the Prospectus dated October 1, 2022. See Financial Highlights for effective expense ratios.

Allocation of Portfolio Holdings & Index Composition as of 5/31/23

Market Exposure

Investment Type	% of Net Assets
Corporate Bonds	95%
Futures Contracts	(94%)

"Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents.

Largest Long-Term Fixed-Income Holdings

% of Net Assets
Apple, Inc., 3.45%, due 02/09/45	2.1%
Goldman Sachs Group, Inc. (The), 6.25%, due 02/01/41	1.9%
JPMorgan Chase & Co., 5.50%, due 10/15/40	1.9%
International Business Machines Corp., 4.25%, due 05/15/49	1.8%
Morgan Stanley, 4.38%, due 01/22/47	1.7%

FTSE Corporate Investment Grade (Treasury Rate-Hedged)
Index – Composition

% of High Yield Bond
Industrials	50.8%
Financials	38.3%
Utilities	10.9%

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value ("NAV") will fluctuate so that an investor's shares, when redeemed, may be more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. To obtain performance current to the most recent month please visit www.ProShares.com.

1  Fund returns are based on the NAV of the Fund. This calculation reflects the theoretical reinvestment of distributions, if any, in the Fund as of the ex-date. The impact of transaction costs and the inability of investors to reinvest fractional shares are not reflected in the calculations.

2  The Index is a total return index. The total return and any graph or table reflect the theoretical reinvestment of dividends on securities in the Index. The impact of transaction costs and the deduction of expenses associated with an exchange traded fund such as investment management and accounting fees, are not reflected in the Index calculation. It is not possible to invest directly in the Index.

The above information is not covered by the Report of the Independent Registered Public Accounting Firm.

PROSHARES TRUST MANAGEMENT DISCUSSION OF FUND PERFORMANCE :: INVESTMENT GRADE—INTEREST RATE HEDGED IGHG :: XIII

ProShares K-1 Free Crude Oil Strategy ETF (the "Fund") seeks investment results, before fees and expenses, that track the performance of the Bloomberg Commodity Balanced WTI Crude Oil IndexSM (the "Index"). For the year ended May 31, 2023, the Fund had a total return of –27.17%1. For the same period, the Index had a total return of –27.67%2 and a volatility of 35.34%. For the period, the Fund had an average daily volume of 49,131 shares.

The Fund generally will not invest directly in WTI crude oil futures. The Fund expects to gain exposure to these investments by investing a portion of its assets in the ProShares Cayman Crude Oil Strategy Portfolio, a wholly-owned subsidiary of the Fund organized under the laws of the Cayman Islands (the "Subsidiary"). The Subsidiary is advised by the Fund's Advisor and invests directly in WTI crude oil futures. Unlike the Fund, the Subsidiary is not an investment company registered under the Investment Company Act of 1940. The Fund's investment in the Subsidiary is intended to provide the Fund with exposure to commodity markets in accordance with applicable rules and regulations. The Fund will generally limit investments in the Subsidiary to 25% but it may exceed that amount if the Advisor believes doing so is in the best interest of the Fund, such as to help achieve the Fund's investment objective or increase the tax efficiency of the Fund.

Value of a $10,000 Investment Since Inception at Net Asset Value*

*The line graph represents historical performance of a hypothetical investment of $10,000 in the ProShares K-1 Free Crude Oil Strategy ETF from September 26, 2016 to May 31, 2023, assuming the reinvestment of distributions.

Index performance through May 17, 2021 reflects the performance of the West Texas Intermediate crude oil futures market. Index performance beginning on May 18, 2021 reflects the performance of the Bloomberg Commodity Balanced WTI Crude Oil Index

Average Annual Total Return as of 5/31/23

	One Year	Five Years	Since Inception (9/26/16)
ProShares K-1 Free Crude Oil Strategy ETF	-27.17%	-8.12%	-2.48%
Bloomberg Commodity Balanced WTI Crude Oil Index	-27.67%	5.45%	8.49%

Expense Ratios**

Fund	Gross	Net
ProShares K-1 Free Crude Oil Strategy ETF	0.71%	0.71%

**Reflects the expense ratio as reported in the Prospectus dated October 1, 2022. See Financial Highlights for effective expense ratios.

Allocation of Portfolio Holdings & Index Composition as of 5/31/23

Market Exposure

Investment Type	% of Net Assets
Commodity Futures Contracts (Long)	100%
Total Exposure	100%

Bloomberg Commodity Balanced WTI Crude Oil
Index – Composition

% of Index
WTI Crude Oil	100%

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value ("NAV") will fluctuate so that an investor's shares, when redeemed, may be more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. To obtain performance current to the most recent month please visit www.ProShares.com.

1  Fund returns are based on the NAV of the Fund. This calculation reflects the theoretical reinvestment of distributions, if any, in the Fund as of the ex-date. The impact of transaction costs and the inability to reinvest fractional shares are not reflected in the calculations.

2  The total return and any graph or table reflect the returns and interest earned on hypothetical fully collateralized contract positions on the commodities included in the Benchmark (WTI). The impact of transaction costs and the deduction of expenses associated with an exchange traded fund such as investment management and accounting fees are not reflected in the Benchmark calculation. It is not possible to invest directly in the Benchmark.

The above information is not covered by the Report of the Independent Registered Public Accounting Firm.

XIV :: OILK K-1 Free Crude Oil Strategy ETF :: MANAGEMENT DISCUSSION OF FUND PERFORMANCE PROSHARES TRUST

ProShares Large Cap Core Plus (the "Fund") seeks investment results, before fees and expenses, that track the performance of the Credit Suisse 130/30 Large Cap Index (the "Index"). For the year ended May 31, 2023, the Fund had a total return of –3.02%1. For the same period, the Index had a total return of –2.31%2 and a volatility of 21.54%. For the period, the Fund had an average daily volume of 17,860 shares.

The Fund invests in financial instruments that the Advisor believes, in combination, should track the performance of the Index. The Index is designed to replicate an investment strategy that establishes either long or short positions in the stocks of 500 leading large-cap U.S. companies by applying a rules-based ranking and weighting methodology. The Index intends to provide a representation of a quantitatively constructed 130/30 U.S. large cap equity strategy. This results in the Index having total long exposure of 130% and total short exposure of 30% at each monthly reconstitution date.

During the year ended May 31, 2023, the Fund invested in swap agreements as a substitute for investing directly in or taking short positions in the securities of the Index. These derivatives generally tracked the performance of their underlying index and the Fund was generally positively impacted by financing rates associated with their use. The Fund entered into swap agreements with counterparties that the Fund's advisor determined to be major, global financial institutions. If a counterparty becomes insolvent or otherwise fails to perform on its obligations, the value of investments in the Fund may decline. The Fund has sought to mitigate this risk by generally requiring counterparties for the Fund to post collateral for the benefit of the Fund, marked to market daily, in an amount approximately equal to the amount the counterparty owed the Fund, subject to certain minimum thresholds.

Value of a $10,000 Investment at Net Asset Value*

*The line graph represents historical performance of a hypothetical investment of $10,000 in the ProShares Large Cap Core Plus from May 31, 2013 to May 31, 2023, assuming the reinvestment of distributions.

Average Annual Total Return as of 5/31/23

	One Year	Five Years	Ten Years
ProShares Large Cap Core Plus	-3.02%	8.59%	11.06%
Credit Suisse 130/30 Large Cap Index	-2.31%	9.33%	11.75%

Expense Ratios**

Fund	Gross	Net
ProShares Large Cap Core Plus	0.45%	0.45%

**Reflects the expense ratio as reported in the Prospectus dated October 1, 2022. See Financial Highlights for effective expense ratios.

Allocation of Portfolio Holdings & Index Composition as of 5/31/23

Market Exposure

Investment Type	% of Net Assets
Equity Securities	94%
Swap Agreements (Long)	35%
Swap Agreements (Short)	(29%)
Net Exposure	100%

"Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents.

Largest Equity Holdings

Company	% of Net Assets
Apple, Inc.	5.2%
Microsoft Corp.	4.8%
Amazon.com, Inc.	1.9%
NVIDIA Corp.	1.6%
Alphabet, Inc., Class A	1.2%

Credit Suisse 130/30 Large Cap
Index – Composition

% of Index
Information Technology	28.9%
Health Care	14.1%
Financials	12.1%
Industrials	10.9%
Consumer Discretionary	9.0%
Communication Services	7.6%
Consumer Staples	5.4%
Real Estate	4.5%
Energy	4.0%
Utilities	2.2%
Materials	1.3%

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value ("NAV") will fluctuate so that an investor's shares, when redeemed, may be more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. To obtain performance current to the most recent month please visit www.ProShares.com.

1  Fund returns are based on the NAV of the Fund. This calculation reflects the theoretical reinvestment of distributions, if any, in the Fund as of the ex-date. The impact of transaction costs and the inability to reinvest fractional shares are not reflected in the calculations.

2  The Index is a price return index. The total return and any graph or table reflect the theoretical reinvestment of dividends on securities in the Index. The impact of transaction costs and the deduction of expenses associated with an exchange traded fund such as investment management and accounting fees are not reflected in the Index calculation. It is not possible to invest directly in an Index.

The above information is not covered by the Report of the Independent Registered Public Accounting Firm.

PROSHARES TRUST MANAGEMENT DISCUSSION OF FUND PERFORMANCE :: LARGE CAP CORE PLUS CSM :: XV

ProShares Long Online/Short Stores ETF (the "Fund") seeks investment results, before fees and expenses, that track the performance of the ProShares Long Online/Short Stores Index (the "Index"). For the year ended May 31, 2023, the Fund had a total return of –11.99%1. For the same period, the Index had a total return of –12.26%2 and a volatility of 34.40%. For the period, the Fund had an average daily volume of 3,262 shares.

The Fund invests in financial instruments that the Advisor believes, in combination, should track the performance of the Index. The Index is constructed and maintained by Solactive AG. The Index consists of long positions in the online retailers included in the ProShares Online Retail Index and short positions in the "bricks and mortar" retailers included in the Solactive-ProShares Bricks and Mortar Retail Store Index.

During the year ended May 31, 2023, the Fund invested in swap agreements as a substitute for investing directly in or taking short positions in the securities of the Index. These derivatives generally tracked the performance of their underlying index and the Fund was generally negatively impacted by financing rates associated with their use. The Fund entered into swap agreements with counterparties that the Fund's advisor determined to be major, global financial institutions. If a counterparty becomes insolvent or otherwise fails to perform on its obligations, the value of investments in the Fund may decline. The Fund has sought to mitigate this risk by generally requiring counterparties for the Fund to post collateral for the benefit of the Fund, marked to market daily, in an amount approximately equal to the amount the counterparty owed the Fund, subject to certain minimum thresholds.

Value of a $10,000 Investment Since Inception at Net Asset Value*

*The line graph represents historical performance of a hypothetical investment of $10,000 in the ProShares Long Online/Short Stores ETF from November 14, 2017 to May 31, 2023, assuming the reinvestment of distributions.

Average Annual Total Return as of 5/31/23

	One Year	Five Years	Since Inception (11/14/17)
ProShares Long Online/ Short Stores ETF	-11.99%	-7.22%	-3.30%
ProShares Long Online/ Short Stores Index	-12.26%	-6.94%	-3.00%

Expense Ratios**

Fund	Gross	Net
ProShares Long Online/Short Stores ETF	0.65%	0.65%

**Reflects the expense ratio as reported in the Prospectus dated October 1, 2022. See Financial Highlights for effective expense ratios.

Allocation of Portfolio Holdings & Index Composition as of 5/31/23

Market Exposure

Investment Type	% of Net Assets
Equity Securities	89%
Swap Agreements	(39%)
Total Exposure	50%

"Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents.

Largest Equity Holdings

Company	% of Net Assets
Amazon.com, Inc.	22.1%
Alibaba Group Holding Ltd. (ADR)	10.5%
eBay, Inc.	5.8%
PDD Holdings, Inc. (ADR)	4.3%
Sea Ltd. (ADR)	3.9%

ProShares Long Online/Short Stores Index – Composition

% of Index
Consumer Discretionary	64.9%
Health Care	1.2%
Consumer Staples	0.2%
Materials	(1.4%)
Communication Services	(14.9%)

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value ("NAV") will fluctuate so that an investor's shares, when redeemed, may be more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. To obtain performance current to the most recent month please visit www.ProShares.com.

1  Fund returns are based on the NAV of the Fund. This calculation reflects the theoretical reinvestment of distributions, if any, in the Fund as of the ex-date. The impact of transaction costs and the inability of investors to reinvest fractional shares are not reflected in the calculations.

2  The Index is a price return index. The total return and any graph or table reflect the theoretical reinvestment of dividends on securities in the Index. The impact of transaction costs and the deduction of expenses associated with an exchange traded fund such as investment management and accounting fees, are not reflected in the Index calculation. It is not possible to invest directly in the Index.

The above information is not covered by the Report of the Independent Registered Public Accounting Firm.

XVI :: CLIX LONG ONLINE/SHORT STORES ETF :: MANAGEMENT DISCUSSION OF FUND PERFORMANCE PROSHARES TRUST

ProShares Merger ETF (the "Fund") seeks investment results, before fees and expenses, that track the performance of the S&P® Merger Arbitrage Index (the "Index"). For the year ended May 31, 2023, the Fund had a total return of –4.01%1. For the same period, the Index had a total return of –3.05%2 and a volatility of 3.98%. For the period, the Fund had an average daily volume of 9,245 shares.

The Fund invests in financial instruments that the Advisor believes, in combination, should track the performance of the Index. The Index is constructed and maintained by S&P Dow Jones Indices LLC. The Index seeks to produce consistent, positive returns in virtually all market environments, although there are no assurances it will achieve this result. The Index, created by Standard & Poor's®, is comprised of a maximum of 80 companies, including up to 40 companies that are currently targets in merger deals, which are represented by long positions in the Index, and up to 40 companies that are acquirers for the same stock merger deals, which are represented by short positions in the Index. The Index includes a cash component, which earns the three-month U.S. Treasury Bill rate. The Index also includes a Treasury bill component which constitutes the remainder of the Index when net exposure from included Deals is less than 100%.

During the year ended May 31, 2023, the Fund invested in swap agreements and forward currency contracts as a substitute for investing directly in or taking short positions in the securities of the Index. These derivatives generally tracked the performance of their underlying index and the Fund was generally negatively impacted by financing rates associated with swap agreements. The Fund entered into swap agreements with counterparties that the Fund's Advisor determined to be major, global financial institutions. If a counterparty becomes insolvent or otherwise fails to perform on its obligations, the value of investments in the Fund may decline. The Fund has sought to mitigate this risk by generally requiring counterparties for the Fund to post collateral for the benefit of the Fund, marked to market daily, in an amount approximately equal to the amount the counterparty owed the Fund, subject to certain minimum thresholds.

Value of a $10,000 Investment at Net Asset Value*

*The line graph represents historical performance of a hypothetical investment of $10,000 in the ProShares Merger ETF from May 31, 2013 to May 31, 2023, assuming the reinvestment of distributions.

Average Annual Total Return as of 5/31/23

	One Year	Five Years	Ten Years
ProShares Merger ETF	-4.01%	2.23%	0.77%
S&P Merger Arbitrage Index	-3.05%	3.17%	1.75%

Expense Ratios**

Fund	Gross	Net
ProShares Merger ETF	1.19%	0.75%

**Reflects the expense ratio as reported in the Prospectus dated October 1, 2022. Contractual fee waivers are in effect through September 30, 2023. See Financial Highlights for effective expense ratios.

Allocation of Portfolio Holdings & Index Composition as of 5/31/23

Market Exposure

Investment Type	% of Net Assets
Equity Securities	74%
Master Limited Partnership	2%
Swap Agreements (Long)	13%
Swap Agreements (Short)	(29%)
Forward Currency Contracts	(7%)

"Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents.

Largest Equity Holdings

Company	% of Net Assets
VMware, Inc., Class A	2.8%
Desktop Metal, Inc., Class A	2.8%
Prometheus Biosciences, Inc.	2.7%
Heska Corp.	2.6%
Univar Solutions, Inc.	2.6%

S&P Merger Arbitrage
Index – Composition

% of Index
Health Care	32.2%
Industrials	19.3%
Consumer Discretionary	12.4%
Information Technology	10.4%
Materials	4.8%
Financials	4.8%
Communication Services	4.7%
Utilities	4.6%
Consumer Staples	3.8%
Energy	3.1%
Real Estate	(0.1%)

Regional Exposure

% of Index
United States	99.3%
Australia	5.6%
Denmark	(0.1%)
Canada	(1.7%)
Israel	(3.1%)

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value ("NAV") will fluctuate so that an investor's shares, when redeemed, may be more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. To obtain performance current to the most recent month please visit www.ProShares.com.

1  Fund returns are based on the NAV of the Fund. This calculation reflects the theoretical reinvestment of distributions, if any, in the Fund as of the ex-date. The impact of transaction costs and the inability to reinvest fractional shares are not reflected in the calculations.

2  The Index is a price return index. The total return and any graph or table reflect the theoretical reinvestment of dividends on securities in the Index. The impact of transaction costs and the deduction of expenses associated with an exchange traded fund such as investment management and accounting fees are not reflected in the Index calculation. It is not possible to invest directly in an Index.

The above information is not covered by the Report of the Independent Registered Public Accounting Firm.

PROSHARES TRUST MANAGEMENT DISCUSSION OF FUND PERFORMANCE :: MERGER ETF MRGR :: XVII

ProShares Metaverse ETF (the "Fund") seeks investment results, before fees and expenses, that track the performance of the Solactive Metaverse Theme Index (the "Index"). For the year ended May 31, 2023, the Fund had a total return of 2.97%1. For the same period, the Index had a total return of 3.24%2 and a volatility of 37.44%. For the period, the Fund had an average daily volume of 1,105 shares.

The Fund invests in securities that the Advisor believes, in combination, should track the performance of the Index. The Index is constructed and maintained by Solactive AG. The Index consists of companies that provide or use innovative technologies to offer products and services around the Metaverse. "Metaverse" is a term used to refer to a "digital world" or a future iteration of the internet. The Metaverse is characterized by virtual worlds that create a simulated environment — as well as augmented reality where the real-world environment is enhanced by computer generated sensory information. The Metaverse is expected to allow people to engage in new ways, such as through internet-based interactions, on-line gaming, and transactions. The Metaverse is enabled by several connected technologies such as virtual and augmented reality, digital environments, artificial intelligence and advanced computing. The Index is reconstituted and rebalanced semiannually in June and December. Security weights are allowed to fluctuate between rebalance dates.

Value of a $10,000 Investment Since Inception at Net Asset Value*

*The line graph represents historical performance of a hypothetical investment of $10,000 in the ProShares Metaverse ETF from March 15, 2022 to May 31, 2023, assuming the reinvestment of distributions.

Average Annual Total Return as of 5/31/23

	One Year	Since Inception (3/15/22)
ProShares Metaverse ETF	2.97%	-7.06%
Solactive Metaverse Theme Index	3.24%	-6.69%

Expense Ratios**

Fund	Gross	Net
ProShares Metaverse ETF	0.58%	0.58%

**Reflects the expense ratio as reported in the Prospectus dated October 1, 2022. See Financial Highlights for effective expense ratios.

Allocation of Portfolio Holdings & Index Composition as of 5/31/23

Market Exposure

Investment Type	% of Net Assets
Equity Securities	100%
Total Exposure	100%

"Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents.

Largest Equity Holdings

Company	% of Net Assets
NVIDIA Corp.	5.2%
Adobe, Inc.	4.6%
Alphabet, Inc., Class A	4.6%
Amazon.com, Inc.	4.5%
Meta Platforms, Inc., Class A	4.5%

Solactive Metaverse Theme
Index – Composition

Strategy	% of Index
Information Technology	58.8%
Communication Services	24.5%
Consumer Discretionary	10.6%
Real Estate	4.3%
Industrials	1.6%
Health Care	0.2%

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value ("NAV") will fluctuate so that an investor's shares, when redeemed, may be more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. To obtain performance current to the most recent month please visit www.ProShares.com.

1  Fund returns are based on the NAV of the Fund. This calculation reflects the theoretical reinvestment of distributions, if any, in the Fund as of the ex-date. The impact of transaction costs and the inability of investors to reinvest fractional shares are not reflected in the calculations.

2  The Index is a price return index. The total return and any graph or table reflect the theoretical reinvestment of dividends on securities in the Index. The impact of transaction costs and the deduction of expenses associated with an exchange traded fund such as investment management and accounting fees, are not reflected in the Index calculation. It is not possible to invest directly in the Index.

The above information is not covered by the Report of the Independent Registered Public Accounting Firm.

XVIII :: VERS METAVERSE ETF :: MANAGEMENT DISCUSSION OF FUND PERFORMANCE PROSHARES TRUST

ProShares MSCI EAFE Dividend Growers ETF (the "Fund") seeks investment results, before fees and expenses, that track the performance of the MSCI EAFE Dividend Masters Index (the "Index"). For the year ended May 31, 2023, the Fund had a total return of 1.00%1. For the same period, the Index had a total return of 1.36%2 and a volatility of 16.35%. For the period, the Fund had an average daily volume of 10,358 shares.

The Fund invests in financial instruments that the Advisor believes, in combination, should track the performance of the Index. The Index, constructed and maintained by MSCI, targets companies that are currently members of the MSCI EAFE Index and have increased dividend payments each year for at least 10 years. The Index contains a minimum of 40 stocks, which are equally weighted. Generally, no single sector is allowed to comprise more than 30% of the Index's weight, and no single country is allowed to comprise more than 50% of the Index's weight.

Value of a $10,000 Investment Since Inception at Net Asset Value*

*The line graph represents historical performance of a hypothetical investment of $10,000 in the ProShares MSCI EAFE Dividend Growers ETF from August 19, 2014 to May 31, 2023, assuming the reinvestment of distributions.

Average Annual Total Return as of 5/31/23

	One Year	Five Years	Since Inception (8/19/14)
ProShares MSCI EAFE Dividend Growers ETF	1.00%	1.31%	1.22%
MSCI EAFE Dividend Masters Index	1.36%	1.77%	1.71%

Expense Ratios**

Fund	Gross	Net
ProShares MSCI EAFE Dividend Growers ETF	0.50%	0.50%

**Reflects the expense ratio as reported in the Prospectus dated October 1, 2022. See Financial Highlights for effective expense ratios.

Allocation of Portfolio Holdings & Index Composition as of 5/31/23

Market Exposure

Investment Type	% of Net Assets
Equity Securities	99%
Total Exposure	99%

"Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents.

Largest Equity Holdings

Company	% of Net Assets
Tokio Marine Holdings, Inc.	1.6%
ASML Holding NV	1.6%
DSV A/S	1.5%
Murata Manufacturing Co. Ltd.	1.5%
Itochu Techno-Solutions Corp.	1.5%

MSCI EAFE Dividend Masters
Index – Composition

% of Index
Health Care	19.6%
Industrials	18.1%
Information Technology	14.1%
Consumer Staples	11.5%
Financials	8.3%
Utilities	7.4%
Materials	7.3%
Real Estate	6.7%
Consumer Discretionary	4.3%
Communication Services	2.7%

MSCI EAFE Dividend Masters
Index – Country

% of Index
Japan	30.6%
United Kingdom	16.1%
Switzerland	11.9%
Germany	8.8%
Hong Kong	7.8%
Australia	5.7%
Denmark	4.8%
Belgium	4.1%
Netherlands	3.1%
France	1.6%
Spain	1.5%
Ireland	1.5%
Norway	1.3%
Italy	1.2%

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value ("NAV") will fluctuate so that an investor's shares, when redeemed, may be more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. To obtain performance current to the most recent month please visit www.ProShares.com.

1  Fund returns are based on the NAV of the Fund. This calculation reflects the theoretical reinvestment of distributions, if any, in the Fund as of the ex-date. The impact of transaction costs and the inability of investors to reinvest fractional shares are not reflected in the calculations.

2  The Index is a price return index. The total return and any graph or table reflect the theoretical reinvestment of dividends on securities in the Index. The impact of transaction costs and the deduction of expenses associated with an exchange traded fund such as investment management and accounting fees, are not reflected in the Index calculation. It is not possible to invest directly in the Index.

The above information is not covered by the Report of the Independent Registered Public Accounting Firm.

PROSHARES TRUST MANAGEMENT DISCUSSION OF FUND PERFORMANCE :: MSCI EAFE DIVIDEND GROWERS ETF EFAD :: XIX

ProShares MSCI Emerging Markets Dividend Growers ETF (the "Fund) seeks investment results, before fees and expenses, that track the performance of the MSCI Emerging Markets Dividend Masters Index (the "Index"). For the year ended May 31, 2023, the Fund had a total return of –6.75%1. For the same period, the Index had a total return of –5.63%2 and a volatility of 15.43%. For the period, the Fund had an average daily volume of 1,295 shares.

The Fund invests in financial instruments that the Advisor believes, in combination, should track the performance of the Index. The Index, constructed and maintained by MSCI, targets companies that are currently members of the MSCI Emerging Markets Index and have increased dividend payments each year for at least 7 years. The Index contains a minimum of 40 stocks, which are equally weighted. Generally, no single sector is allowed to comprise more than 30% of the Index's weight, and no single country is allowed to comprise more than 50% of the Index's weight.

Value of a $10,000 Investment Since Inception at Net Asset Value*

*The line graph represents historical performance of a hypothetical investment of $10,000 in the ProShares MSCI Emerging Markets Dividend Growers ETF from January 25, 2016 to May 31, 2023, assuming the reinvestment of distributions.

Average Annual Total Return as of 5/31/23

	One Year	Five Years	Since Inception (1/25/16)
ProShares MSCI Emerging Markets Dividend Growers ETF	-6.75%	-2.13%	4.31%
MSCI Emerging Markets Dividend Masters Index	-5.63%	-1.01%	5.46%

Expense Ratios**

Fund	Gross	Net
ProShares MSCI Emerging Markets Dividend Growers ETF	0.60%	0.60%

**Reflects the expense ratio as reported in the Prospectus dated October 1, 2022. See Financial Highlights for effective expense ratios.

Allocation of Portfolio Holdings & Index Composition as of 5/31/23

Market Exposure

Investment Type	% of Net Assets
Equity Securities	100%
Total Exposure	100%

"Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents.

Largest Equity Holdings

Company	% of Net Assets
Interconexion Electrica SA ESP	2.8%
ITC Ltd.	2.7%
Tata Elxsi Ltd.	2.7%
Infosys Ltd. (ADR)	2.7%
China Longyuan Power Group Corp. Ltd., Class H	2.6%

MSCI Emerging Markets Dividend Masters Index – Composition

% of Index
Consumer Staples	18.0%
Materials	16.4%
Industrials	13.2%
Utilities	11.6%
Health Care	9.8%
Financials	9.4%
Information Technology	7.7%
Communication Services	7.1%
Consumer Discretionary	5.3%
Real Estate	1.5%

MSCI Emerging Markets Dividend Masters Index – Country

% of Index
China	42.7%
India	28.1%
Mexico	8.5%
Taiwan	7.6%
Korea	5.1%
Brazil	2.9%
Colombia	2.7%
Turkey	2.4%
Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value ("NAV") will fluctuate so that an investor's shares, when redeemed, may be more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. To obtain performance current to the most recent month please visit www.ProShares.com.

1  Fund returns are based on the NAV of the Fund. This calculation reflects the theoretical reinvestment of distributions, if any, in the Fund as of the ex-date. The impact of transaction costs and the inability of investors to reinvest fractional shares are not reflected in the calculations.

2  The Index is a price return index. The total return and any graph or table reflect the theoretical reinvestment of dividends on securities in the Index. The impact of transaction costs and the deduction of expenses associated with an exchange traded fund such as investment management and accounting fees, are not reflected in the Index calculation. It is not possible to invest directly in the Index.

The above information is not covered by the Report of the Independent Registered Public Accounting Firm.

XX :: EMDV MSCI EMERGING MARKETS DIVIDEND GROWERS ETF :: MANAGEMENT DISCUSSION OF FUND PERFORMANCE PROSHARES TRUST

ProShares MSCI Europe Dividend Growers ETF (the "Fund) seeks investment results, before fees and expenses, that track the performance of the MSCI Europe Dividend Masters Index (the "Index"). For the year ended May 31, 2023, the Fund had a total return of 2.96%1. For the same period, the Index had a total return of 3.34%2 and a volatility of 21.11%. For the period, the Fund had an average daily volume of 1,001 shares.

The Fund invests in financial instruments that the Advisor believes, in combination, should track the performance of the Index. The Index, constructed and maintained by MSCI, targets companies that are currently members of the MSCI Europe Index and have increased dividend payments each year for at least 10 years. The Index contains a minimum of 25 stocks, which are equally weighted. Generally, no single sector is allowed to comprise more than 30% of the Index's weight, and no single country is allowed to comprise more than 50% of the Index's weight.

Value of a $10,000 Investment Since Inception at Net Asset Value*

*The line graph represents historical performance of a hypothetical investment of $10,000 in the ProShares MSCI Europe Dividend Growers ETF from September 9, 2015 to May 31, 2023, assuming the reinvestment of distributions.

Average Annual Total Return as of 5/31/23

	One Year	Five Years	Since Inception (9/9/15)
ProShares MSCI Europe Dividend Growers ETF	2.96%	3.01%	3.28%
MSCI Europe Dividend Masters Index	3.34%	3.59%	3.86%

Expense Ratios**

Fund	Gross	Net
ProShares MSCI Europe Dividend Growers ETF	0.55%	0.55%

**Reflects the expense ratio as reported in the Prospectus dated October 1, 2022. See Financial Highlights for effective expense ratios.

Allocation of Portfolio Holdings & Index Composition as of 5/31/23

Market Exposure

Investment Type	% of Net Assets
Equity Securities	98%
Total Exposure	98%

"Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents.

Largest Equity Holdings

Company	% of Net Assets
ASML Holding NV	2.8%
DSV A/S	2.7%
RELX plc	2.7%
National Grid plc	2.7%
Bunzl plc	2.7%

MSCI Europe Dividend Masters
Index – Composition

% of Index
Health Care	24.5%
Industrials	23.7%
Information Technology	11.0%
Consumer Staples	10.6%
Materials	10.3%
Utilities	8.3%
Financials	6.9%
Communication Services	2.4%
Real Estate	2.3%

MSCI Europe Dividend Masters
Index – Country

% of Index
United Kingdom	28.8%
Switzerland	21.3%
Germany	15.7%
Denmark	8.6%
Belgium	7.3%
Netherlands	5.5%
France	2.9%
Spain	2.8%
Ireland	2.6%
Norway	2.4%
Italy	2.1%

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value ("NAV") will fluctuate so that an investor's shares, when redeemed, may be more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. To obtain performance current to the most recent month please visit www.ProShares.com.

1  Fund returns are based on the NAV of the Fund. This calculation reflects the theoretical reinvestment of distributions, if any, in the Fund as of the ex-date. The impact of transaction costs and the inability of investors to reinvest fractional shares are not reflected in the calculations.

2  The Index is a price return index. The total return and any graph or table reflect the theoretical reinvestment of dividends on securities in the Index. The impact of transaction costs and the deduction of expenses associated with an exchange traded fund such as investment management and accounting fees, are not reflected in the Index calculation. It is not possible to invest directly in the Index.

The above information is not covered by the Report of the Independent Registered Public Accounting Firm.

PROSHARES TRUST MANAGEMENT DISCUSSION OF FUND PERFORMANCE :: MSCI EUROPE DIVIDEND GROWERS ETF EUDV :: XXI

ProShares MSCI Transformational Changes ETF (the "Fund) seeks investment results, before fees and expenses, that track the performance of the MSCI Global Transformational Changes Index (the "Index"). For the year ended May 31, 2023, the Fund had a total return of 1.09%1. For the same period, the Index had a total return of 1.13%2 and a volatility of 22.23%. For the period, the Fund had an average daily volume of 1,177 shares.

The Fund invests in financial instruments that the Advisor believes, in combination, should track the performance of the Index. The Index, constructed and maintained by MSCI, selects companies which may benefit from transformational changes in how people work, take care of their health, and consume and connect — changes accelerated by COVID-19. The Index includes U.S., non-U.S. developed, and emerging market companies providing products or services associated with one or more of four Transformational Changes, as determined by the MSCI, Inc.

Value of a $10,000 Investment Since Inception at Net Asset Value*

*The line graph represents historical performance of a hypothetical investment of $10,000 in the ProShares MSCI Transformational Changes ETF from October 14, 2020 to May 31, 2023, assuming the reinvestment of distributions.

Average Annual Total Return as of 5/31/23

	One Year	Since Inception (10/14/20)
ProShares MSCI Transformational Changes ETF	1.09%	-4.54%
MSCI Global Transformational Changes Index	1.13%	-4.38%

Expense Ratios**

Fund	Gross	Net
ProShares MSCI Transformational Changes ETF	0.45%	0.45%

**Reflects the expense ratio as reported in the Prospectus dated October 1, 2022. See Financial Highlights for effective expense ratios.

Allocation of Portfolio Holdings & Index Composition as of 5/31/23

Market Exposure

Investment Type	% of Net Assets
Equity Securities	100%
Total Exposure	100%

"Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents.

Largest Equity Holdings

Company	% of Net Assets
NVIDIA Corp.	2.4%
Adobe, Inc.	2.3%
Netflix, Inc.	2.2%
Meta Platforms, Inc., Class A	2.2%
Amazon.com, Inc.	2.1%

MSCI Global Transformational Changes
Index – Composition

% of Index
Information Technology	26.6%
Health Care	22.5%
Communication Services	19.2%
Consumer Discretionary	10.7%
Materials	9.0%
Consumer Staples	4.4%
Financials	4.3%
Industrials	3.0%
Real Estate	0.3%

MSCI Global Transformational Changes
Index – Country

% of Index
USA	82.8%
China	4.2%
Germany	3.2%
Ireland	1.9%
Japan	1.8%
Canada	1.6%
Switzerland	1.4%
Singapore	0.7%
India	0.5%
Korea	0.4%
Israel	0.3%
Australia	0.3%
Saudi Arabia	0.2%
Netherlands	0.2%
Thailand	0.2%
Taiwan	0.2%
Sweden	0.1%

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value ("NAV") will fluctuate so that an investor's shares, when redeemed, may be more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. To obtain performance current to the most recent month please visit www.ProShares.com.

1  Fund returns are based on the NAV of the Fund. This calculation reflects the theoretical reinvestment of distributions, if any, in the Fund as of the ex-date. The impact of transaction costs and the inability of investors to reinvest fractional shares are not reflected in the calculations.

2  The Index is a price return index. The total return and any graph or table reflect the theoretical reinvestment of dividends on securities in the Index. The impact of transaction costs and the deduction of expenses associated with an exchange traded fund such as investment management and accounting fees, are not reflected in the Index calculation. It is not possible to invest directly in the Index.

The above information is not covered by the Report of the Independent Registered Public Accounting Firm.

XXII :: ANEW MSCI TRANSFORMATIONAL CHANGES ETF :: MANAGEMENT DISCUSSION OF FUND PERFORMANCE PROSHARES TRUST

ProShares Nanotechnology ETF (the "Fund") seeks investment results, before fees and expenses, that track the performance of the Solactive Nanotechnology Index (the "Index"). For the year ended May 31, 2023, the Fund had a total return of 10.57%1. For the same period, the Index had a total return of 10.47%2 and a volatility of 30.16%. For the period, the Fund had an average daily volume of 465 shares.

The Fund invests in securities that the Advisor believes, in combination, should track the performance of the Index. The Index is constructed and maintained by Solactive AG. The Index consists of companies that are listed on a stock exchange and meet certain market capitalization and liquidity requirements. The Index consists of companies focused on making or applying nanotechnology innovations that allow for improved products, processes, or techniques through control or measurement of material at nanoscale. The Index includes companies exposed to nanotechnology through involvement in one or more of the following product or service areas; (i) Production of nanotechnology, which can be defined as the use of matter on an atomic and molecular level; (ii) Active in the fields of nanomedicine, nanomaterials, nanoelectronics, nanometrology or molecular nanotechnology; and (iii) Technologies that promote advances in or research related to nanotechnologies.

Value of a $10,000 Investment Since Inception at Net Asset Value*

*The line graph represents historical performance of a hypothetical investment of $10,000 in the ProShares Nanotechnology ETF from October 26, 2021 to May 31, 2023, assuming the reinvestment of distributions.

Cumulative Total Return as of 05/31/23

	One Year	Since Inception (10/26/21)
ProShares Nanotechnology ETF	10.57%	-6.07%
Solactive Nanotechnology Index	10.47%	-5.28%

Expense Ratios**

Fund	Gross	Net
ProShares Nanotechnology ETF	0.58%	0.58%

**Reflects the expense ratio as reported in the Prospectus dated October 1, 2022. See Financial Highlights for effective expense ratios.

Allocation of Portfolio Holdings & Index Composition as of 5/31/23

Market Exposure

Investment Type	% of Net Assets
Equity Securities	100%
Total Exposure	100%

"Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents.

Largest Equity Holdings

Company	% of Net Assets
Entegris, Inc.	5.5%
Axcelis Technologies, Inc.	5.2%
Onto Innovation, Inc.	5.2%
Advanced Micro Devices, Inc.	5.2%
SCREEN Holdings Co. Ltd.	5.1%

Solactive Nanotechnology
Index – Composition

% of Index
Information Technology	75.7%
Health Care	17.5%
Materials	6.8%

Solactive Nanotechnology
Index – Country

% of Index
United States	62.1%
Japan	18.9%
Netherlands	4.5%
Taiwan	4.4%
Germany	3.2%
United Kingdom	2.9%
South Korea	2.9%
Singapore	1.1%

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value ("NAV") will fluctuate so that an investor's shares, when redeemed, may be more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. To obtain performance current to the most recent month please visit www.ProShares.com.

1  Fund returns are based on the NAV of the Fund. This calculation reflects the theoretical reinvestment of distributions, if any, in the Fund as of the ex-date. The impact of transaction costs and the inability of investors to reinvest fractional shares are not reflected in the calculations.

2  The Index is a price return index. The total return and any graph or table reflect the theoretical reinvestment of dividends on securities in the Index. The impact of transaction costs and the deduction of expenses associated with an exchange traded fund such as investment management and accounting fees, are not reflected in the Index calculation. It is not possible to invest directly in the Index.

The above information is not covered by the Report of the Independent Registered Public Accounting Firm.

PROSHARES TRUST MANAGEMENT DISCUSSION OF FUND PERFORMANCE :: NANOTECHNOLOGY ETF TINY :: XXIII

ProShares Nasdaq-100 Dorsey Wright Momentum ETF (the "Fund) seeks investment results, before fees and expenses, that track the performance of the Nasdaq-100 Dorsey Wright Momentum Index (the "Index"). For the year ended May 31, 2023, the Fund had a total return of –1.44%1. For the same period, the Index had a total return of –0.83%2 and a volatility of 22.17%. For the period, the Fund had an average daily volume of 2,210 shares.

The Fund invests in financial instruments that the Advisor believes, in combination, should track the performance of the Index. The Index, which is constructed and maintained by Dorsey, Wright & Associates, LLC ("Dorsey Wright"), consists of 21 securities from the Nasdaq- 100 Index with the highest price momentum as determined by Dorsey Wright. The Nasdaq-100 includes 100 of the largest domestic and international non-financial companies listed on The Nasdaq Stock Market based on market capitalization. Dorsey Wright ranks each stock in the Nasdaq-100 based on relative performance using its proprietary "Relative Strength" momentum measure. The 21 stocks ranked the highest at each reconstitution (January, April, July and October) are included in the Index and assigned equal weights. The weightings of each security in the Index may fluctuate between reconstitution dates.

Value of a $10,000 Investment Since Inception at Net Asset Value*

*The line graph represents historical performance of a hypothetical investment of $10,000 in the ProShares Nasdaq-100 Dorsey Wright Momentum ETF from May 18, 2021 to May 31, 2023, assuming the reinvestment of distributions.

Average Annual Total Return as of 5/31/23

	One Year	Since Inception (5/18/21)
ProShares Nasdaq-100 Dorsey Wright Momentum ETF	-1.44%	-7.99%
Nasdaq-100 Dorsey Wright Momentum Index	-0.83%	-7.41%

Expense Ratios**

Fund	Gross	Net
ProShares Nasdaq-100 Dorsey Wright Momentum ETF	0.58%	0.58%

**Reflects the expense ratio as reported in the Prospectus dated October 1, 2022. See Financial Highlights for effective expense ratios.

Allocation of Portfolio Holdings & Index Composition as of 5/31/23

Market Exposure

Investment Type	% of Net Assets
Equity Securities	100%
Total Exposure	100%

"Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents.

Largest Equity Holdings

Company	% of Net Assets
NVIDIA Corp.	6.4%
Advanced Micro Devices, Inc.	5.9%
Meta Platforms, Inc., Class A	5.4%
Synopsys, Inc.	5.4%
Netflix, Inc.	5.3%

Nasdaq-100 Dorsey Wright Momentum
Index – Composition

% of Index
Information Technology	41.5%
Health Care	21.1%
Consumer Discretionary	17.7%
Communication Services	10.7%
Industrials	9.0%

Nasdaq-100 Dorsey Wright Momentum
Index – Country

% of Index
United States	90.7%
Netherlands	5.0%
Uruguay	4.3%

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value ("NAV") will fluctuate so that an investor's shares, when redeemed, may be more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. To obtain performance current to the most recent month please visit www.ProShares.com.

1  Fund returns are based on the NAV of the Fund. This calculation reflects the theoretical reinvestment of distributions, if any, in the Fund as of the ex-date. The impact of transaction costs and the inability of investors to reinvest fractional shares are not reflected in the calculations.

2  The Index is a price return index. The total return and any graph or table reflect the theoretical reinvestment of dividends on securities in the Index. The impact of transaction costs and the deduction of expenses associated with an exchange traded fund such as investment management and accounting fees, are not reflected in the Index calculation. It is not possible to invest directly in the Index.

The above information is not covered by the Report of the Independent Registered Public Accounting Firm.

XXIV :: QQQA Nasdaq-100 Dorsey Wright Momentum ETF :: MANAGEMENT DISCUSSION OF FUND PERFORMANCE PROSHARES TRUST

ProShares On-Demand ETF (the "Fund") seeks investment results, before fees and expenses, that track the performance of the FactSet On- Demand Index (the "Index"). For the year ended May 31, 2023, the Fund had a total return of 1.46%1. For the same period, the Index had a total return of 1.65%2 and a volatility of 30.65%. For the period, the Fund had an average daily volume of 316 shares.

The Fund invests in financial instruments that the Advisor believes, in combination, should track the performance of the Index. The Index is owned and administered by FactSet Research Systems, Inc. (the "Index Provider"). The Index consists of companies which provide on-demand platforms and services to consumers. The Index includes companies whose principal business is the provision of platforms and services for on-demand access to lifestyle needs including digital media, egaming, fitness, food delivery, ridesharing, or virtual reality experiences, as determined by the Index methodology. In order to be included in the Index, a company must be included in at least one of 15 FactSet® Revere Business Industry Classification System Sub-Industries ("RBICS Sub-Industries") that the Index Provider has identified as on-demand related. The 15 eligible RBICS Sub-Industries are Console Games Software, Fitness and Exercise Equipment, Food Delivery Services, General Entertainment Content Providers and Sites, Handheld and Smart Phone Games Software, Home and Office Virtual Reality Software, Media Download and Streaming Digital Content Sites, Mobile Platform Applications Software, Multi-Type Passenger Transportation (e.g., ride-sharing platforms), Online Game Websites and Software, Other Games Software, Other Media Equipment Manufacturing, Video Multimedia Semiconductors, Virtual Reality Design and Engineering Software and Virtual Reality Equipment.

Value of a $10,000 Investment Since Inception at Net Asset Value*

*The line graph represents historical performance of a hypothetical investment of $10,000 in the ProShares On-Demand ETF from October 26, 2021 to May 31, 2023, assuming the reinvestment of distributions.

Cumulative Total Return as of 5/31/23

	One Year	Since Inception (10/26/21)
ProShares On-Demand ETF	1.46%	-44.87%
FactSet On-Demand Index	1.65%	-44.58%

Expense Ratios**

Fund	Gross	Net
ProShares On-Demand ETF	0.58%	0.58%

**Reflects the expense ratio as reported in the Prospectus dated October 1, 2022. See Financial Highlights for effective expense ratios.

Allocation of Portfolio Holdings & Index Composition as of 5/31/23

Market Exposure

Investment Type	% of Net Assets
Equity Securities	100%
Total Exposure	100%

"Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents.

Largest Equity Holdings

Company	% of Net Assets
NVIDIA Corp.	9.5%
Spotify Technology SA	7.8%
Uber Technologies, Inc.	5.6%
Take-Two Interactive Software, Inc.	5.3%
Netflix, Inc.	5.2%

FactSet On-Demand
Index – Composition

% of Index
Communication Services	64.0%
Consumer Discretionary	17.2%
Information Technology	11.3%
Industrials	7.5%

FactSet On-Demand
Index – Country

% of Index
United States	54.4%
Japan	10.9%
China	10.4%
Luxembourg	7.8%
South Korea	5.3%
Germany	3.5%
India	2.5%
Netherlands	2.1%
France	1.8%
Sweden	1.3%

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value ("NAV") will fluctuate so that an investor's shares, when redeemed, may be more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. To obtain performance current to the most recent month please visit www.ProShares.com.

1  Fund returns are based on the NAV of the Fund. This calculation reflects the theoretical reinvestment of distributions, if any, in the Fund as of the ex-date. The impact of transaction costs and the inability of investors to reinvest fractional shares are not reflected in the calculations.

2  The Index is a price return index. The total return and any graph or table reflect the theoretical reinvestment of dividends on securities in the Index. The impact of transaction costs and the deduction of expenses associated with an exchange traded fund such as investment management and accounting fees, are not reflected in the Index calculation. It is not possible to invest directly in the Index.

The above information is not covered by the Report of the Independent Registered Public Accounting Firm.

PROSHARES TRUST MANAGEMENT DISCUSSION OF FUND PERFORMANCE :: On-Demand ETF OND :: XXV

ProShares Online Retail ETF (the "Fund") seeks investment results, before fees and expenses, that track the performance of the ProShares Online Retail Index (the "Index"). For the year ended May 31 2023, the Fund had a total return of –15.68%1. For the same period, the Index had a total return of –15.20%2 and a volatility of 42.86%. For the period, the Fund had an average daily volume of 70,316 shares.

The Fund invests in financial instruments that the Advisor believes, in combination, should track the performance of the Index. The Index is constructed and maintained by Solactive AG. The Index is designed to measure the performance of publicly traded companies that principally sell online or through other non-store sales channels, such as through mobile or app purchases, rather than through "bricks and mortar" store locations ("Online Retailers"). The Index may include U.S. and non-U.S. companies. To be included in the Index, an online retailer's securities must be listed on a U.S. stock exchange, must have a minimum market capitalization of $500 million and must meet certain liquidity requirements. Non-U.S. companies may not make up more than 25% of the Index. Companies are weighted in the Index using a modified market capitalization approach.

Value of a $10,000 Investment Since Inception at Net Asset Value*

*The line graph represents historical performance of a hypothetical investment of $10,000 in the ProShares Online Retail ETF from July 13, 2018 to May 31, 2023, assuming the reinvestment of distributions.

Average Annual Total Return as of 5/31/23

	One Year	Since Inception (7/13/18)
ProShares Online Retail ETF	-15.68%	-5.86%
ProShares Online Retail Index	-15.20%	-5.36%

Expense Ratios**

Fund	Gross	Net
ProShares Online Retail ETF	0.58%	0.58%

**Reflects the expense ratio as reported in the Prospectus dated October 1, 2022. See Financial Highlights for effective expense ratios.

Allocation of Portfolio Holdings & Index Composition as of 5/31/23

Market Exposure

Investment Type	% of Net Assets
Equity Securities	100%
Total Exposure	100%

"Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents.

Largest Equity Holdings

Company	% of Net Assets
Amazon.com, Inc.	24.8%
Alibaba Group Holding Ltd. (ADR)	11.8%
eBay, Inc.	6.5%
PDD Holdings, Inc. (ADR)	4.8%
Sea Ltd. (ADR)	4.4%

ProShares Online Retail
Index – Composition

% of Index
Consumer Discretionary	96.1%
Communication Services	2.5%
Health Care	1.2%
Consumer Staples	0.2%

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value ("NAV") will fluctuate so that an investor's shares, when redeemed, may be more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. To obtain performance current to the most recent month please visit www.ProShares.com.

1  Fund returns are based on the NAV of the Fund. This calculation reflects the theoretical reinvestment of distributions, if any, in the Fund as of the ex-date. The impact of transaction costs and the inability of investors to reinvest fractional shares are not reflected in the calculations.

2  The Index is a price return index. The total return and any graph or table reflect the theoretical reinvestment of dividends on securities in the Index. The impact of transaction costs and the deduction of expenses associated with an exchange traded fund such as investment management and accounting fees, are not reflected in the Index calculation. It is not possible to invest directly in the Index.

The above information is not covered by the Report of the Independent Registered Public Accounting Firm.

XXVI :: ONLN ONLINE RETAIL ETF :: MANAGEMENT DISCUSSION OF FUND PERFORMANCEPROSHARES TRUST

ProShares Pet Care ETF (the "Fund") seeks investment results, before fees and expenses, that track the performance of the FactSet Pet Care Index (the "Index"). For the year ended May 31, 2023, the Fund had a total return of –15.58%1. For the same period, the Index had a total return of –15.27%2 and a volatility of 24.32%. For the period, the Fund had an average daily volume of 12,668 shares.

The Fund invests in financial instruments that the Advisor believes, in combination, should track the performance of the Index. The Index consists of U.S. and international companies that potentially stand to benefit from interest in, and resources spent on, pet ownership. The Fund intends to hold each security in approximately the same proportion as its weighting in the Index. The Index consists primarily of companies whose principal business is pet-care related (i.e., they derive significant revenue from pet care-related products or services), as determined in accordance with the Index methodology. The Index is owned and administered by FactSet Research Systems, Inc.

Value of a $10,000 Investment Since Inception at Net Asset Value*

*The line graph represents historical performance of a hypothetical investment of $10,000 in the ProShares Pet Care ETF from November 5, 2018 to May 31, 2023, assuming the reinvestment of distributions.

Average Annual Total Return as of 5/31/23

	One Year	Since Inception (11/5/18)
ProShares Pet Care ETF	-15.58%	4.26%
FactSet Pet Care Index	-15.27%	4.80%

Expense Ratios**

Fund	Gross	Net
ProShares Pet Care ETF	0.50%	0.50%

**Reflects the expense ratio as reported in the Prospectus dated October 1, 2022. See Financial Highlights for effective expense ratios.

Allocation of Portfolio Holdings & Index Composition as of 5/31/23

Market Exposure

Investment Type	% of Net Assets
Equity Securities	99%
Total Exposure	99%

"Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents.

Largest Equity Holdings

Company	% of Net Assets
IDEXX Laboratories, Inc.	10.4%
Dechra Pharmaceuticals plc	9.8%
Zoetis, Inc., Class A	9.7%
Chewy, Inc., Class A	8.0%
Freshpet, Inc.	7.9%

FactSet Pet Care Index – Composition

% of Index
Health Care	52.5%
Consumer Discretionary	22.9%
Consumer Staples	21.3%
Financials	3.3%

FactSet Pet Care Index – Country

% of Index
United States	63.2%
United Kingdom	19.1%
Switzerland	4.5%
France	3.9%
Canada	3.1%
Sweden	2.4%
Finland	1.9%
Thailand	1.0%
Japan	0.9%

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value ("NAV") will fluctuate so that an investor's shares, when redeemed, may be more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. To obtain performance current to the most recent month please visit www.ProShares.com.

1  Fund returns are based on the NAV of the Fund. This calculation reflects the theoretical reinvestment of distributions, if any, in the Fund as of the ex-date. The impact of transaction costs and the inability to reinvest fractional shares are not reflected in the calculations.

2  The Index is a total return index. The total return and any graph or table reflect the theoretical reinvestment of dividends on securities in the Index. The impact of transaction costs and the deduction of expenses associated with an exchange traded fund such as investment management and accounting fees are not reflected in the Index calculation. It is not possible to invest directly in an Index.

The above information is not covered by the Report of the Independent Registered Public Accounting Firm.

PROSHARES TRUST MANAGEMENT DISCUSSION OF FUND PERFORMANCE :: PET CARE ETF PAWZ :: XXVII

ProShares Russell 2000 Dividend Growers ETF (the "Fund") seeks investment results, before fees and expenses, that track the performance of the Russell 2000® Dividend Growth Index (the "Index"). For the year ended May 31, 2023, the Fund had a total return of –6.67%1. For the same period, the Index had a total return of –6.35%2 and a volatility of 19.47%. For the period, the Fund had an average daily volume of 50,500 shares.

The Fund invests in financial instruments that the Advisor believes, in combination, should track the performance of the Index. The Index, constructed and maintained by FTSE International Limited, targets companies that are currently members of the Russell 2000 Index, have increased dividend payments each year for at least 10 consecutive years and meet certain market capitalization and liquidity requirements. The Index contains a minimum of 40 stocks, which are equally weighted. No single sector is allowed to comprise more than 30% of the Index's weight.

Value of a $10,000 Investment Since Inception at Net Asset Value*

*The line graph represents historical performance of a hypothetical investment of $10,000 in the ProShares Russell 2000 Dividend Growers ETF from February 3, 2015 to May 31, 2023, assuming the reinvestment of distributions.

Average Annual Total Return as of 5/31/23

	One Year	Five Years	Since Inception (2/3/15)
ProShares Russell 2000 Dividend Growers ETF	-6.67%	2.47%	6.43%
Russell 2000 Dividend Growth Index	-6.35%	2.92%	6.89%

Expense Ratios**

Fund	Gross	Net
ProShares Russell 2000 Dividend Growers ETF	0.40%	0.40%

**Reflects the expense ratio as reported in the Prospectus dated October 1, 2022. See Financial Highlights for effective expense ratios.

Allocation of Portfolio Holdings & Index Composition as of 5/31/23

Market Exposure

Investment Type	% of Net Assets
Equity Securities	100%
Total Exposure	100%

"Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents.

Largest Equity Holdings

Company	% of Net Assets
LeMaitre Vascular, Inc.	1.5%
Standex International Corp.	1.3%
Badger Meter, Inc.	1.3%
GATX Corp.	1.3%
WD-40 Co.	1.3%

Russell 2000 Dividend Growth
Index – Composition

% of Index
Financials	25.9%
Industrials	22.4%
Utilities	17.6%
Materials	9.4%
Consumer Staples	9.1%
Real Estate	5.6%
Health Care	3.6%
Communication Services	2.8%
Information Technology	2.6%
Consumer Discretionary	1.0%

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value ("NAV") will fluctuate so that an investor's shares, when redeemed, may be more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. To obtain performance current to the most recent month please visit www.ProShares.com.

1  Fund returns are based on the NAV of the Fund. This calculation reflects the theoretical reinvestment of distributions, if any, in the Fund as of the ex-date. The impact of transaction costs and the inability of investors to reinvest fractional shares are not reflected in the calculations.

2  The Index is a price return index. The total return and any graph or table reflect the theoretical reinvestment of dividends on securities in the Index. The impact of transaction costs and the deduction of expenses associated with an exchange traded fund such as investment management and accounting fees, are not reflected in the Index calculation. It is not possible to invest directly in the Index.

The above information is not covered by the Report of the Independent Registered Public Accounting Firm.

XXVIII :: SMDV RUSSELL 2000 DIVIDEND GROWERS ETF :: MANAGEMENT DISCUSSION OF FUND PERFORMANCEPROSHARES TRUST

ProShares Russell U.S. Dividend Growers ETF (the "Fund") seeks investment results, before fees and expenses, that track the performance of the Russell 3000® Dividend Elite Index (the "Index"). For the year ended May 31, 2023, the Fund had a total return of –3.90%1. For the same period, the Index had a total return of –3.59%2 and a volatility of 17.81%. For the period, the Fund had an average daily volume of 938 shares.

The Fund invests in financial instruments that the Advisor believes, in combination, should track the performance of the Index. The Index, constructed and maintained by FTSE International Limited, targets companies that are currently members of the Russell 3000 Index, which represents approximately 98% of the investable U.S. equity market, have increased dividend payments each year for at least 35 years and meet certain liquidity requirements. The Index contains a minimum of 40 stocks, which are equally weighted. No single sector is allowed to comprise more than 30% of the Index's weight.

Value of a $10,000 Investment Since Inception at Net Asset Value*

*The line graph represents historical performance of a hypothetical investment of $10,000 in the ProShares Russell U.S. Dividend Growers ETF from November 5, 2019 to May 31, 2023, assuming the reinvestment of distributions.

Average Annual Total Return as of 5/31/23

	One Year	Since Inception (11/5/19)
ProShares Russell U.S. Dividend Growers ETF	-3.90%	5.25%
Russell 3000® Dividend Elite Index	-3.59%	5.71%

Expense Ratios**

Fund	Gross	Net
ProShares Russell U.S. Dividend Growers ETF	0.35%	0.35%

**Reflects the expense ratio as reported in the Prospectus dated October 1, 2022. See Financial Highlights for effective expense ratios.

Allocation of Portfolio Holdings & Index Composition as of 5/31/23

Market Exposure

Investment Type	% of Net Assets
Equity Securities	100%
Total Exposure	100%

"Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents.

Largest Equity Holdings

Company	% of Net Assets
McCormick & Co., Inc. (Non-Voting)	2.0%
Middlesex Water Co.	1.8%
McDonald's Corp.	1.8%
Kimberly-Clark Corp.	1.8%
S&P Global, Inc.	1.8%

Russell 3000 Dividend Elite
Index – Composition

% of Index
Consumer Staples	28.2%
Industrials	18.3%
Financials	13.3%
Utilities	13.3%
Materials	12.2%
Health Care	6.8%
Consumer Discretionary	6.5%
Real Estate	1.4%

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value ("NAV") will fluctuate so that an investor's shares, when redeemed, may be more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. To obtain performance current to the most recent month please visit www.ProShares.com.

1  Fund returns are based on the NAV of the Fund. This calculation reflects the theoretical reinvestment of distributions, if any, in the Fund as of the ex-date. The impact of transaction costs and the inability of investors to reinvest fractional shares are not reflected in the calculations.

2  The Index is a price return index. The total return and any graph or table reflect the theoretical reinvestment of dividends on securities in the Index. The impact of transaction costs and the deduction of expenses associated with an exchange traded fund such as investment management and accounting fees, are not reflected in the Index calculation. It is not possible to invest directly in the Index.

The above information is not covered by the Report of the Independent Registered Public Accounting Firm.

PROSHARES TRUST MANAGEMENT DISCUSSION OF FUND PERFORMANCE :: RUSSELL U.S. DIVIDEND GROWERS ETF TMDV :: XXIX

ProShares S&P 500® Bond ETF (the "Fund") seeks investment results, before fees and expenses, that track the performance of the S&P 500®/MarketAxess® Investment Grade Corporate Bond Index (the "Index"). For the year ended May 31, 2023, the Fund had a total return of –1.89%1. For the same period, the Index had a total return of –1.83%2 and a volatility of 9.50%. For the period, the Fund had an average daily volume of 929 shares.

The Fund invests in financial instruments that the Advisor believes, in combination, should track the performance of the Index. The Fund seeks to invest substantially all of its assets in the bonds included in the Index. The Index is constructed and maintained by S&P Dow Jones Indices LLC. The Index consists exclusively of investment grade bonds issued by companies in the S&P500, the most widely used U.S. equity benchmark.

Value of a $10,000 Investment Since Inception at Net Asset Value*

*The line graph represents historical performance of a hypothetical investment of $10,000 in the ProShares S&P 500® Bond ETF from May 1, 2018 to May 31, 2023, assuming the reinvestment of distributions.

Average Annual Total Return as of 5/31/23

	One Year	Five Years	Since Inception (5/1/18)
ProShares S&P 500® Bond ETF	-1.89%	1.46%	1.65%
S&P 500®/MarketAxess® Investment Grade Corporate Bond Index	-1.83%	1.65%	1.77%

Expense Ratios**

Fund	Gross	Net
ProShares S&P 500® Bond ETF	0.15%	0.15%

**Reflects the expense ratio as reported in the Prospectus dated October 1, 2022. See Financial Highlights for effective expense ratios.

Allocation of Portfolio Holdings & Index Composition as of 5/31/23

Market Exposure

Investment Type	% of Net Assets
Corporate Bonds	98%
Total Exposure	98%

"Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents.

Largest Long-Term Fixed-Income Holdings

% of Net Assets
Pfizer Investment Enterprises Pte. Ltd., 4.45%, due 05/19/26	2.1%
AT&T, Inc., 2.75%, due 06/01/31	2.0%
Apple, Inc., 1.20%, due 02/08/28	2.0%
Apple, Inc., 1.13%, due 05/11/25	1.8%
Oracle Corp., 2.95%, due 11/15/24	1.8%

S&P 500®/MarketAxess® Investment
Grade Corporate Bond
Index – Composition

% of Index
Industrials	66.9%
Utilities	13.3%
Financials	19.7%
Others	0.1%

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value ("NAV") will fluctuate so that an investor's shares, when redeemed, may be more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. To obtain performance current to the most recent month please visit www.ProShares.com.

1  Fund returns are based on the NAV of the Fund. This calculation reflects the theoretical reinvestment of distributions, if any, in the Fund as of the ex-date. The impact of transaction costs and the inability of investors to reinvest fractional shares are not reflected in the calculations.

2  The Index is a price return index. The total return and any graph or table reflect the theoretical reinvestment of dividends on securities in the Index. The impact of transaction costs and the deduction of expenses associated with an exchange traded fund such as investment management and accounting fees, are not reflected in the Index calculation. It is not possible to invest directly in the Index.

The above information is not covered by the Report of the Independent Registered Public Accounting Firm

XXX :: SPXB S&P 500® BOND ETF :: MANAGEMENT DISCUSSION OF FUND PERFORMANCEPROSHARES TRUST

ProShares S&P 500® Dividend Aristocrats ETF (the "Fund") seeks investment results, before fees and expenses, that track the performance of the S&P 500® Dividend Aristocrats® Index (the "Index"). For the year ended May 31, 2023, the Fund had a total return of –2.76%1. For the same period, the Index had a total return of –2.45%2 and a volatility of 18.14%. For the period, the Fund had an average daily volume of 515,139 shares.

The Fund invests in financial instruments that the Advisor believes, in combination, should track the performance of the Index. The Index, constructed and maintained by S&P Dow Jones Indices LLC, targets companies that are currently members of the S&P 500®, have increased dividend payments each year for at least 25 years, and meet certain market capitalization and liquidity requirements. The Index contains a minimum of 40 stocks, which are equally weighted, and no single sector is allowed to comprise more than 30% of the Index's weight.

Value of a $10,000 Investment Since Inception at Net Asset Value*

*The line graph represents historical performance of a hypothetical investment of $10,000 in the ProShares S&P 500 Aristocrats ETF from October 9, 2013 to May 31, 2023, assuming the reinvestment of distributions.

Average Annual Total Return as of 5/31/23

	One Year	Five Years	Since Inception (10/9/13)
ProShares S&P 500® Dividend Aristocrats ETF	-2.76%	9.45%	10.67%
S&P 500® Dividend Aristocrats® Index	-2.45%	9.85%	11.09%

Expense Ratios**

Fund	Gross	Net
ProShares S&P 500® Dividend Aristocrats ETF	0.35%	0.35%

**Reflects the expense ratio as reported in the Prospectus dated October 1, 2022. See Financial Highlights for effective expense ratios.

Allocation of Portfolio Holdings & Index Composition as of 5/31/23

Market Exposure

Investment Type	% of Net Assets
Equity Securities	100%
Total Exposure	100%

"Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents.

Largest Equity Holdings

Company	% of Net Assets
Albemarle Corp.	1.8%
S&P Global, Inc.	1.7%
Pentair plc	1.7%
Cardinal Health, Inc.	1.6%
Cintas Corp.	1.6%

S&P 500 Dividend Aristocrats
Index – Composition

% of Index
Consumer Staples	24.0%
Industrials	22.8%
Materials	12.2%
Financials	10.7%
Health Care	10.5%
Real Estate	4.6%
Utilities	4.6%
Consumer Discretionary	4.5%
Information Technology	3.3%
Energy	2.8%

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value ("NAV") will fluctuate so that an investor's shares, when redeemed, may be more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. To obtain performance current to the most recent month please visit www.ProShares.com.

1  Fund returns are based on the NAV of the Fund. This calculation reflects the theoretical reinvestment of distributions, if any, in the Fund as of the ex-date. The impact of transaction costs and the inability of investors to reinvest fractional shares are not reflected in the calculations.

2  The Index is a price return index. The total return and any graph or table reflect the theoretical reinvestment of dividends on securities in the Index. The impact of transaction costs and the deduction of expenses associated with an exchange traded fund such as investment management and accounting fees, are not reflected in the Index calculation. It is not possible to invest directly in the Index.

The above information is not covered by the Report of the Independent Registered Public Accounting Firm.

PROSHARES TRUST MANAGEMENT DISCUSSION OF FUND PERFORMANCE :: S&P 500® DIVIDEND ARISTOCRATS ETF NOBL :: XXXI

ProShares S&P 500® Ex-Energy ETF (the "Fund) seeks investment results, before fees and expenses, that track the performance of the S&P 500® Ex-Energy Index (the "Index"). For the year ended May 31, 2023, the Fund had a total return of 3.35%1. For the same period, the Index had a total return of 3.43%2 and a volatility of 21.20%. For the period, the Fund had an average daily volume of 558 shares.

The Fund invests in financial instruments that the Advisor believes, in combination, should track the performance of the Index. The Index seeks to provide exposure to the companies of the S&P 500® Index (the "S&P 500®") with the exception of those companies included in the Energy Sector. The S&P 500® is a measure of large-cap U.S. stock market performance. It is a float-adjusted, market capitalization-weighted index of 500 U.S. operating companies and real estate investment trusts selected through a process that factors in criteria such as liquidity, price, market capitalization and financial viability. The Index is constructed and maintained by S&P Dow Jones LLC.

Value of a $10,000 Investment Since Inception at Net Asset Value*

*The line graph represents historical performance of a hypothetical investment of $10,000 in the ProShares S&P 500® Ex-Energy ETF from September 22, 2015 to May 31, 2023, assuming the reinvestment of distributions.

Average Annual Total Return as of 5/31/23

	One Year	Five Years	Since Inception (9/22/15)
ProShares S&P 500® Ex-Energy ETF	3.35%	11.14%	12.63%
S&P 500® Ex-Energy Index	3.43%	11.39%	12.93%

Expense Ratios**

Fund	Gross	Net
ProShares S&P 500® Ex-Energy ETF	0.13%	0.09%

**Reflects the expense ratio as reported in the Prospectus dated October 1, 2022. Contractual fee waivers are in effect through September 30, 2023. See Financial Highlights for effective expense ratios.

Allocation of Portfolio Holdings & Index Composition as of 5/31/23

Market Exposure

Investment Type	% of Net Assets
Equity Securities	100%
Total Exposure	100%

"Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents.

Largest Equity Holdings

Company	% of Net Assets
Apple, Inc.	7.9%
Microsoft Corp.	7.3%
Amazon.com, Inc.	3.2%
NVIDIA Corp.	2.8%
Alphabet, Inc., Class A	2.2%

S&P 500 Ex-Energy Index – Composition

% of Index
Information Technology	29.3%
Health Care	14.3%
Financials	13.0%
Consumer Discretionary	10.6%
Communication Services	9.2%
Industrials	8.6%
Consumer Staples	7.2%
Utilities	2.8%
Materials	2.5%
Real Estate	2.5%
Energy	0.0%

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value ("NAV") will fluctuate so that an investor's shares, when redeemed, may be more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. To obtain performance current to the most recent month please visit www.ProShares.com.

1  Fund returns are based on the NAV of the Fund. This calculation reflects the theoretical reinvestment of distributions, if any, in the Fund as of the ex-date. The impact of transaction costs and the inability of investors to reinvest fractional shares are not reflected in the calculations.

2  The Index is a price return index. The total return and any graph or table reflect the theoretical reinvestment of dividends on securities in the Index. The impact of transaction costs and the deduction of expenses associated with an exchange traded fund such as investment management and accounting fees, are not reflected in the Index calculation. It is not possible to invest directly in the Index.

The above information is not covered by the Report of the Independent Registered Public Accounting Firm.

XXXII :: SPXE S&P 500® EX-ENERGY ETF :: MANAGEMENT DISCUSSION OF FUND PERFORMANCEPROSHARES TRUST

ProShares S&P 500® Ex-Financials ETF (the "Fund) seeks investment results, before fees and expenses, that track the performance of the S&P 500® Ex-Financials and Real Estate Index (the "Index"). For the year ended May 31, 2023, the Fund had a total return of 5.11%1. For the same period, the Index had a total return of 5.19%2 and a volatility of 21.12%. For the period, the Fund had an average daily volume of 558 shares.

The Fund invests in financial instruments that the Advisor believes, in combination, should track the performance of the Index. The Index seeks to provide exposure to the companies of the S&P 500® Index (the "S&P 500®") with the exception of those companies included in the Financials and Real Estate Sectors. The S&P 500® is a measure of large-cap U.S. stock market performance. It is a float-adjusted, market capitalization-weighted index of 500 U.S. operating companies and real estate investment trusts selected through a process that factors in criteria such as liquidity, price, market capitalization and financial viability. The Index is constructed and maintained by S&P Dow Jones LLC.

Value of a $10,000 Investment Since Inception at Net Asset Value*

*The line graph represents historical performance of a hypothetical investment of $10,000 in the ProShares S&P 500® Ex-Financials ETF from September 22, 2015 to May 31, 2023, assuming the reinvestment of distributions.

Average Annual Total Return as of 5/31/23

	One Year	Five Years	Since Inception (9/22/15)
ProShares S&P 500® Ex-Financials ETF	5.11%	11.77%	12.93%
S&P 500® Ex-Financials and Real Estate Index	5.19%	12.00%	13.21%

Expense Ratios**

Fund	Gross	Net
ProShares S&P 500® Ex-Financials ETF	0.13%	0.09%

**Reflects the expense ratio as reported in the Prospectus dated October 1, 2022. Contractual fee waivers are in effect through September 30, 2023. See Financial Highlights for effective expense ratios.

Allocation of Portfolio Holdings & Index Composition as of 5/31/23

Market Exposure

Investment Type	% of Net Assets
Equity Securities	100%
Total Exposure	100%

"Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents.

Largest Equity Holdings

Company	% of Net Assets
Apple, Inc.	8.8%
Microsoft Corp.	8.2%
Amazon.com, Inc.	3.6%
NVIDIA Corp.	3.1%
Alphabet, Inc., Class A	2.5%

S&P 500 Ex-Financials and Real Estate
Index – Composition

% of Index
Information Technology	33.0%
Health Care	16.1%
Consumer Discretionary	11.9%
Communication Services	10.3%
Industrials	9.7%
Consumer Staples	8.1%
Energy	4.9%
Utilities	3.2%
Materials	2.8%

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value ("NAV") will fluctuate so that an investor's shares, when redeemed, may be more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. To obtain performance current to the most recent month please visit www.ProShares.com.

1  Fund returns are based on the NAV of the Fund. This calculation reflects the theoretical reinvestment of distributions, if any, in the Fund as of the ex-date. The impact of transaction costs and the inability of investors to reinvest fractional shares are not reflected in the calculations.

2  The Index is a price return index. The total return and any graph or table reflect the theoretical reinvestment of dividends on securities in the Index. The impact of transaction costs and the deduction of expenses associated with an exchange traded fund such as investment management and accounting fees, are not reflected in the Index calculation. It is not possible to invest directly in the Index.

The above information is not covered by the Report of the Independent Registered Public Accounting Firm.

PROSHARES TRUST MANAGEMENT DISCUSSION OF FUND PERFORMANCE :: S&P 500® EX-FINANCIALS ETF SPXN :: XXXIII

ProShares S&P 500® Ex-Health Care ETF (the "Fund) seeks investment results, before fees and expenses, that track the performance of the S&P 500® Ex-Health Care Index (the "Index"). For the year ended May 31, 2023, the Fund had a total return of 3.65%1. For the same period, the Index had a total return of 3.71%2 and a volatility of 22.33%. For the period, the Fund had an average daily volume of 288 shares.

The Fund invests in financial instruments that the Advisor believes, in combination, should track the performance of the Index. The Index seeks to provide exposure to the companies of the S&P 500® Index (the "S&P 500®") with the exception of those companies included in the Health Care Sector. The S&P 500® is a measure of large-cap U.S. stock market performance. It is a float-adjusted, market capitalization-weighted index of 500 U.S. operating companies and real estate investment trusts selected through a process that factors in criteria such as liquidity, price, market capitalization and financial viability. The Index is constructed and maintained by S&P Dow Jones LLC.

Value of a $10,000 Investment Since Inception at Net Asset Value*

*The line graph represents historical performance of a hypothetical investment of $10,000 in the ProShares S&P 500® Ex-Health Care ETF from September 22, 2015 to May 31, 2023, assuming the reinvestment of distributions.

Average Annual Total Return as of 5/31/23

	One Year	Five Years	Since Inception (9/22/15)
ProShares S&P 500® Ex-Health Care ETF	3.65%	10.74%	12.66%
S&P 500® Ex-Health Care Index	3.71%	10.97%	12.96%

Expense Ratios**

Fund	Gross	Net
ProShares S&P 500® Ex-Health Care ETF	0.13%	0.09%

**Reflects the expense ratio as reported in the Prospectus dated October 1, 2022. Contractual fee waivers are in effect through September 30, 2023. See Financial Highlights for effective expense ratios.

Allocation of Portfolio Holdings & Index Composition as of 5/31/23

Market Exposure

Investment Type	% of Net Assets
Equity Securities	100%
Total Exposure	100%

"Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents.

Largest Equity Holdings

Company	% of Net Assets
Apple, Inc.	8.7%
Microsoft Corp.	8.1%
Amazon.com, Inc.	3.6%
NVIDIA Corp.	3.1%
Alphabet, Inc., Class A	2.4%

S&P 500 Ex-Health Care
Index – Composition

% of Index
Information Technology	32.5%
Financials	14.5%
Consumer Discretionary	11.8%
Communication Services	10.2%
Industrials	9.5%
Consumer Staples	8.0%
Energy	4.8%
Utilities	3.1%
Materials	2.8%
Real Estate	2.8%

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value ("NAV") will fluctuate so that an investor's shares, when redeemed, may be more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. To obtain performance current to the most recent month please visit www.ProShares.com.

1  Fund returns are based on the NAV of the Fund. This calculation reflects the theoretical reinvestment of distributions, if any, in the Fund as of the ex-date. The impact of transaction costs and the inability of investors to reinvest fractional shares are not reflected in the calculations.

2  The Index is a price return index. The total return and any graph or table reflect the theoretical reinvestment of dividends on securities in the Index. The impact of transaction costs and the deduction of expenses associated with an exchange traded fund such as investment management and accounting fees, are not reflected in the Index calculation. It is not possible to invest directly in the Index.

The above information is not covered by the Report of the Independent Registered Public Accounting Firm.

XXXIV :: SPXV S&P 500® EX-HEALTH CARE ETF :: MANAGEMENT DISCUSSION OF FUND PERFORMANCEPROSHARES TRUST

ProShares S&P 500® Ex-Technology ETF (the "Fund) seeks investment results, before fees and expenses, that track the performance of the S&P 500® Ex-Information Technology Index (the "Index"). For the year ended May 31, 2023, the Fund had a total return of –2.63%1. For the same period, the Index had a total return of –3.66%2 and a volatility of 18.51%. For the period, the Fund had an average daily volume of 635 shares.

The Fund invests in financial instruments that the Advisor believes, in combination, should track the performance of the Index. The Index seeks to provide exposure to the companies of the S&P 500® Index (the "S&P 500®") with the exception of those companies included in the Information Technology Sector. The S&P 500® is a measure of large-cap U.S. stock market performance. It is a float-adjusted, market capitalization-weighted index of 500 U.S. operating companies and real estate investment trusts selected through a process that factors in criteria such as liquidity, price, market capitalization and financial viability. The Index is constructed and maintained by S&P Dow Jones LLC.

Value of a $10,000 Investment Since Inception at Net Asset Value*

*The line graph represents historical performance of a hypothetical investment of $10,000 in the ProShares S&P 500® Ex-Technology ETF from September 22, 2015 to May 31, 2023, assuming the reinvestment of distributions.

Index performance through September 21, 2018 reflects the performance of the S&P 500 Ex-Information Technology & Telecommunication Services Index. Index performance beginning on September 22, 2018 reflects the performance of the S&P 500 Ex-Information Technology Index.

Average Annual Total Return as of 5/31/23

	One Year	Five Years	Since Inception (9/22/15)
ProShares S&P 500® Ex-Technology ETF	-2.63%	7.79%	9.26%
S&P 500® Ex-Information Technology Index	-3.66%	7.98%	9.51%

Expense Ratios**

Fund	Gross	Net
ProShares S&P 500® Ex-Technology ETF	0.13%	0.09%

**Reflects the expense ratio as reported in the Prospectus dated October 1, 2022. Contractual fee waivers are in effect through September 30, 2023. See Financial Highlights for effective expense ratios.

Allocation of Portfolio Holdings & Index Composition as of 5/31/23

Market Exposure

Investment Type	% of Net Assets
Equity Securities	100%
Total Exposure	100%

"Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents.

Largest Equity Holdings

Company	% of Net Assets
Amazon.com, Inc.	4.4%
Alphabet, Inc., Class A	3.0%
Alphabet, Inc., Class C	2.6%
Meta Platforms, Inc., Class A	2.4%
Berkshire Hathaway, Inc., Class B	2.4%

S&P 500 Ex-Information Technology
Index – Composition

% of Index
Health Care	19.9%
Consumer Discretionary	14.7%
Financials	14.4%
Communication Services	12.7%
Industrials	11.4%
Consumer Staples	10.0%
Energy	6.1%
Utilities	3.9%
Real Estate	3.5%
Materials	3.4%

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value ("NAV") will fluctuate so that an investor's shares, when redeemed, may be more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. To obtain performance current to the most recent month please visit www.ProShares.com.

1  Fund returns are based on the NAV of the Fund. This calculation reflects the theoretical reinvestment of distributions, if any, in the Fund as of the ex-date. The impact of transaction costs and the inability of investors to reinvest fractional shares are not reflected in the calculations.

2  The Index is a price return index. The total return and any graph or table reflect the theoretical reinvestment of dividends on securities in the Index. The impact of transaction costs and the deduction of expenses associated with an exchange traded fund such as investment management and accounting fees, are not reflected in the Index calculation. It is not possible to invest directly in the Index.

The above information is not covered by the Report of the Independent Registered Public Accounting Firm.

PROSHARES TRUST MANAGEMENT DISCUSSION OF FUND PERFORMANCE :: S&P 500® EX-TECHNOLOGY ETF SPXT :: XXXV

ProShares S&P Global Core Battery Metals ETF (the "Fund") seeks investment results, before fees and expenses, that track the performance of the S&P Global Core Battery Metals Index (the "Index"). From inception on November 29, 2022 to May 31, 2023, the Fund had a total return of –10.98%1. For the same period, the S&P Global Core Battery Metals Index had a total return of –10.75%2 and a volatility of 27.47%. For the period, the Fund had an average daily volume of 1,810 shares.

The Fund invests in financial instruments that the Advisor believes, in combination, should track the performance of the Index. The Index measures the performance of companies in the S&P Global Broad Market Index (a global total market index which includes small, mid, and large capitalization companies listed for trading in developed and emerging market countries) that are engaged in the mining of battery metals. The Index consists of companies that had (i) positive total revenue and (ii) positive production value from, in aggregate, the mining of lithium, nickel and cobalt during the previous year. The Index is constructed and maintained by S&P Dow Jones Indices LLC.

Value of a $10,000 Investment Since Inception at Net Asset Value*

*The line graph represents historical performance of a hypothetical investment of $10,000 in the ProShares S&P Global Core Battery Metals ETF from November 29, 2022 to May 31, 2023, assuming the reinvestment of distributions.

Cumulative Total Return as of 5/31/23

Since Inception (11/29/22)
ProShares S&P Global Core Battery Metals ETF	-10.98%
S&P Global Core Battery Metals Index	-10.75%

Expense Ratios**

Fund	Gross	Net
ProShares S&P Global Core Battery Metals ETF	0.58%	0.58%

**Reflects the expense ratio as reported in the Prospectus dated November 2, 2022. See Financial Highlights for effective expense ratios.

Allocation of Portfolio Holdings & Index Composition as of 5/31/23

Market Exposure

Investment Type	% of Net Assets
Equity Securities	99%
Total Exposure	99%

"Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents.

Largest Equity Holdings

Company	% of Net Assets
Allkem Ltd.	6.8%
Pilbara Minerals Ltd.	6.1%
IGO Ltd.	5.3%
Livent Corp.	4.8%
Vale Indonesia Tbk. PT	4.6%

S&P Global Core Battery Metals
Index – Composition

% of Index
Metals & Mining	80.9%
Chemicals	16.9%
Trading Companies & Distributo	1.5%
Construction & Engineering	0.7%

S&P Global Core Battery Metals
Index – Country

% of Index
Australia	26.0%
China	12.7%
Indonesia	11.1%
South Africa	10.9%
United States	8.9%
Canada	6.7%
Japan	5.4%
Chile	3.7%
France	3.1%
Brazil	2.3%
Netherlands	2.0%
Sweden	2.0%
Switzerland	1.7%
United Kingdom	1.5%
Hong Kong	1.3%
Poland	0.5%
South Korea	0.2%

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value ("NAV") will fluctuate so that an investor's shares, when redeemed, may be more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. To obtain performance current to the most recent month please visit www.ProShares.com.

1  Fund returns are based on the NAV of the Fund. This calculation reflects the theoretical reinvestment of distributions, if any, in the Fund as of the ex-date. The impact of transaction costs and the inability of investors to reinvest fractional shares are not reflected in the calculations.

2  The Index is a price return index. The total return and any graph or table reflect the theoretical reinvestment of dividends on securities in the Index. The impact of transaction costs and the deduction of expenses associated with an exchange traded fund such as investment management and accounting fees, are not reflected in the Index calculation. It is not possible to invest directly in the Index.

The above information is not covered by the Report of the Independent Registered Public Accounting Firm.

XXXVI :: ION S&P GLOBAL CORE BATTERY METALS ETF :: MANAGEMENT DISCUSSION OF FUND PERFORMANCE PROSHARES TRUST

ProShares S&P Kensho Cleantech ETF (the "Fund") seeks investment results, before fees and expenses, that track the performance of the S&P Kensho Cleantech Index (the "Index"). For the year ended May 31, 2023, the Fund had a total return of 0.80%1. For the same period, the Index had a total return of 1.13%2 and a volatility of 45.00%. For the period, the Fund had an average daily volume of 1,594 shares.

The Fund invests in financial instruments that the Advisor believes, in combination, should track the performance of the Index. The Index selects companies focused on building the technologies or products that enable the generation of clean energy, such as solar, wind, geothermal, hydrogen, and hydroelectric. The Index includes companies focused on building technologies or products that enable generation of energy in a clean manner. The Index is constructed and maintained by S&P Dow Jones Indices LLC.

Value of a $10,000 Investment Since Inception at Net Asset Value*

*The line graph represents historical performance of a hypothetical investment of $10,000 in the ProShares S&P Kensho Cleantech ETF from September 29, 2021 to May 31, 2023, assuming the reinvestment of distributions.

Cumulative Total Return as of 5/31/23

	One Year		Since Inception (9/29/21)
ProShares S&P Kensho Cleantech ETF	0.80	%**	-23.12%
S&P Kensho Cleantech Index	1.13%		-22.52%

Expense Ratios***

Fund	Gross	Net
ProShares S&P Kensho Cleantech ETF	0.58%	0.58%

**The Fund's Average Annual Total Returns are based on net asset values calculated for shareholder transactions which are not reflective of adjustments required pursuant to Generally Accepted Accounting Principles (GAAP). Accordingly, differences may exist between this data and similar information reported in the financial statements.

***Reflects the expense ratio as reported in the Prospectus dated October 1, 2022. See Financial Highlights for effective expense ratios.

Allocation of Portfolio Holdings & Index Composition as of 5/31/23

Market Exposure

Investment Type	% of Net Assets
Equity Securities	100%
Total Exposure	100%

"Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents.

Largest Equity Holdings

Company	% of Net Assets
Sunnova Energy International, Inc.	4.0%
Sunrun, Inc.	3.9%
Tesla, Inc.	3.7%
SunPower Corp.	3.6%
Plug Power, Inc.	3.5%

S&P Kensho Cleantech
Index – Composition

% of Index
Industrials	52.3%
Information Technology	32.7%
Consumer Discretionary	7.6%
Utilities	7.4%

S&P Kensho Cleantech
Index – Country

% of Index
United States	80.1%
Canada	7.8%
China	6.7%
Singapore	5.4%

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value ("NAV") will fluctuate so that an investor's shares, when redeemed, may be more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. To obtain performance current to the most recent month please visit www.ProShares.com.

1  Fund returns are based on the NAV of the Fund. This calculation reflects the theoretical reinvestment of distributions, if any, in the Fund as of the ex-date. The impact of transaction costs and the inability of investors to reinvest fractional shares are not reflected in the calculations.

2  The Index is a price return index. The total return and any graph or table reflect the theoretical reinvestment of dividends on securities in the Index. The impact of transaction costs and the deduction of expenses associated with an exchange traded fund such as investment management and accounting fees, are not reflected in the Index calculation. It is not possible to invest directly in the Index.

The above information is not covered by the Report of the Independent Registered Public Accounting Firm.

PROSHARES TRUST MANAGEMENT DISCUSSION OF FUND PERFORMANCE :: S&P KENSHO CLEANTECH ETF CTEX :: XXXVII

ProShares S&P Kensho Smart Factories ETF (the "Fund") seeks investment results, before fees and expenses, that track the performance of the S&P Kensho Smart Factories Index (the "Index"). For the year ended May 31, 2023, the Fund had a total return of 7.53%1. For the same period, the Index had a total return of 7.79%2 and a volatility of 29.99%. For the period, the Fund had an average daily volume of 197 shares.

The Fund invests in securities that the Advisor believes, in combination, should track the performance of the Index. The Index selects companies focused on building the technology empowering the digitalization of manufacturing activities. The Index includes companies focused on products and services that enable factory digitalization. The Index is constructed and maintained by S&P Dow Jones Indices LLC.

Value of a $10,000 Investment Since Inception at Net Asset Value*

*The line graph represents historical performance of a hypothetical investment of $10,000 in the ProShares S&P Kensho Smart Factories ETF from September 29, 2021 to May 31, 2023, assuming the reinvestment of distributions.

Cumulative Total Return as of 5/31/23

	One Year	Since Inception (9/29/21)
ProShares S&P Kensho Smart Factories ETF	7.53%	-13.16%
S&P Kensho Smart Factories Index	7.79%	-12.28%

Expense Ratios**

Fund	Gross	Net
ProShares S&P Kensho Smart Factories ETF	0.58%	0.58%

**Reflects the expense ratio as reported in the Prospectus dated October 1, 2022. See Financial Highlights for effective expense ratios.

Allocation of Portfolio Holdings & Index Composition as of 5/31/23

Market Exposure

Investment Type	% of Net Assets
Equity Securities	100%
Total Exposure	100%

"Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents.

Largest Equity Holdings

Company	% of Net Assets
C3.ai, Inc., Class A	9.5%
Cognex Corp.	5.2%
Rockwell Automation, Inc.	4.9%
Autodesk, Inc.	4.9%
SK Telecom Co. Ltd. (ADR)	4.8%

S&P Kensho Smart Factories
Index – Composition

% of Index
Information Technology	69.5%
Industrials	21.7%
Communication Services	6.1%
Materials	2.7%

S&P Kensho Smart Factories
Index – Country

% of Index
United States	78.9%
South Korea	7.4%
Luxembourg	3.6%
Germany	2.7%
Israel	2.6%
China	2.1%
Turkey	1.4%
Belgium	1.3%

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value ("NAV") will fluctuate so that an investor's shares, when redeemed, may be more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. To obtain performance current to the most recent month please visit www.ProShares.com.

1  Fund returns are based on the NAV of the Fund. This calculation reflects the theoretical reinvestment of distributions, if any, in the Fund as of the ex-date. The impact of transaction costs and the inability of investors to reinvest fractional shares are not reflected in the calculations.

2  The Index is a price return index. The total return and any graph or table reflect the theoretical reinvestment of dividends on securities in the Index. The impact of transaction costs and the deduction of expenses associated with an exchange traded fund such as investment management and accounting fees, are not reflected in the Index calculation. It is not possible to invest directly in the Index.

The above information is not covered by the Report of the Independent Registered Public Accounting Firm.

XXXVIII :: MAKX S&P KENSHO SMART FACTORIES ETF :: MANAGEMENT DISCUSSION OF FUND PERFORMANCEPROSHARES TRUST

ProShares S&P MidCap 400® Dividend Aristocrats ETF (the "Fund") seeks investment results, before fees and expenses, that track the performance of the S&P MidCap 400® Dividend Aristocrats Index (the "Index"). For the year ended May 31, 2023, the Fund had a total return of –4.75%1. For the same period, the Index had a total return of –4.42%2 and a volatility of 18.79%. For the period, the Fund had an average daily volume of 94,629 shares.

The Fund invests in financial instruments that the Advisor believes, in combination, should track the performance of the Index. The Index, constructed and maintained by S&P Dow Jones Indices LLC, targets companies that are currently members of the S&P MidCap 400® Index, and have increased dividend payments each year for at least 15 years. The Index contains a minimum of 40 stocks which are equally weighted. No single sector is allowed to comprise more than 30% of the Index weight.

Value of a $10,000 Investment Since Inception at Net Asset Value*

*The line graph represents historical performance of a hypothetical investment of $10,000 in the ProShares S&P MidCap 400 Dividend Aristocrats ETF from February 3, 2015 to May 31, 2023, assuming the reinvestment of distributions.

Average Annual Total Return as of 5/31/23

	One Year	Five Years	Since Inception (2/3/15)
ProShares S&P MidCap 400® Dividend Aristocrats ETF	-4.75%	6.96%	8.59%
S&P MidCap 400® Dividend Aristocrats Index	-4.42%	7.38%	9.00%

Expense Ratios**

Fund	Gross	Net
ProShares S&P MidCap 400® Dividend Aristocrats ETF	0.40%	0.40%

**Reflects the expense ratio as reported in the Prospectus dated October 1, 2022. See Financial Highlights for effective expense ratios.

Allocation of Portfolio Holdings & Index Composition as of 5/31/23

Market Exposure

Investment Type	% of Net Assets
Equity Securities	100%
Total Exposure	100%

"Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents.

Largest Equity Holdings

Company	% of Net Assets
Hubbell, Inc., Class B	2.6%
Graco, Inc.	2.3%
Lincoln Electric Holdings, Inc.	2.2%
MSA Safety, Inc.	2.2%
Southwest Gas Holdings, Inc.	2.1%

S&P MidCap 400 Dividend Aristocrats
Index – Composition

% of Index
Financials	25.3%
Utilities	21.7%
Industrials	21.3%
Materials	13.7%
Consumer Discretionary	6.1%
Consumer Staples	6.1%
Real Estate	2.1%
Communication Services	1.9%
Health Care	1.8%

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value ("NAV") will fluctuate so that an investor's shares, when redeemed, may be more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. To obtain performance current to the most recent month please visit www.ProShares.com.

1  Fund returns are based on the NAV of the Fund. This calculation reflects the theoretical reinvestment of distributions, if any, in the Fund as of the ex-date. The impact of transaction costs and the inability of investors to reinvest fractional shares are not reflected in the calculations.

2  The Index is a price return index. The total return and any graph or table reflect the theoretical reinvestment of dividends on securities in the Index. The impact of transaction costs and the deduction of expenses associated with an exchange traded fund such as investment management and accounting fees, are not reflected in the Index calculation. It is not possible to invest directly in the Index.

The above information is not covered by the Report of the Independent Registered Public Accounting Firm.

PROSHARES TRUST MANAGEMENT DISCUSSION OF FUND PERFORMANCE :: S&P MIDCAP 400® DIVIDEND ARISTOCRATS ETF REGL :: XXXIX

ProShares S&P Technology Dividend Aristocrats ETF (the "Fund") seeks investment results, before fees and expenses, that track the performance of the S&P® Technology Dividend Aristocrats® Index (the "Index"). For the year ended May 31, 2023, the Fund had a total return of 6.01%1. For the same period, the Index had a total return of 6.45%2 and a volatility of 23.84%. For the period, the Fund had an average daily volume of 18,784 shares.

The Fund invests in financial instruments that the Advisor believes, in combination, should track the performance of the Index. The Index, constructed and maintained by S&P Dow Jones Indices LLC, targets companies from the U.S. technology sector and select U.S. technology-related companies from the communication services and consumer discretionary sectors. To be included in the Index, a company must have increased dividend payments each year for at least 7 years, its shares must be listed on a U.S. national securities exchange, and it must meet certain minimum liquidity requirements.

Value of a $10,000 Investment Since Inception at Net Asset Value*

*The line graph represents historical performance of a hypothetical investment of $10,000 in the ProShares S&P Technology Dividend Aristocrats Index from November 5, 2019 to May 31, 2023, assuming the reinvestment of distributions.

Average Annual Total Return as of 5/31/23

	One Year	Since Inception (11/5/19)
ProShares S&P Technology Dividend Aristocrats ETF	6.01%	14.25%
S&P® Technology Dividend Aristocrats Index	6.45%	14.76%

Expense Ratios**

Fund	Gross	Net
ProShares S&P Technology Dividend Aristocrats ETF	0.45%	0.45%

**Reflects the expense ratio as reported in the Prospectus dated October 1, 2022. See Financial Highlights for effective expense ratios.

Allocation of Portfolio Holdings & Index Composition as of 5/31/23

Market Exposure

Investment Type	% of Net Assets
Equity Securities	100%
Total Exposure	100%

"Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents.

Largest Equity Holdings

Company	% of Net Assets
Broadcom, Inc.	3.2%
Lam Research Corp.	3.2%
KLA Corp.	3.1%
Vishay Intertechnology, Inc.	3.1%
Badger Meter, Inc.	2.9%

S&P Technology Dividend Aristocrats
Index – Composition

% of Index
Information Technology	82.6%
Financials	10.2%
Industrials	7.2%

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value ("NAV") will fluctuate so that an investor's shares, when redeemed, may be more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. To obtain performance current to the most recent month please visit www.ProShares.com.

1  Fund returns are based on the NAV of the Fund. This calculation reflects the theoretical reinvestment of distributions, if any, in the Fund as of the ex-date. The impact of transaction costs and the inability of investors to reinvest fractional shares are not reflected in the calculations.

2  The Index is a price return index. The total return and any graph or table reflect the theoretical reinvestment of dividends on securities in the Index. The impact of transaction costs and the deduction of expenses associated with an exchange traded fund such as investment management and accounting fees, are not reflected in the Index calculation. It is not possible to invest directly in the Index.

The above information is not covered by the Report of the Independent Registered Public Accounting Firm.

XL :: TDV S&P TECHNOLOGY DIVIDEND ARISTOCRATS ETF :: MANAGEMENT DISCUSSION OF FUND PERFORMANCE PROSHARES TRUST

ProShares Smart Materials ETF (the "Fund") seeks investment results, before fees and expenses, that track the performance of the Solactive Smart Materials Index (the "Index"). For the year ended May 31, 2023, the Fund had a total return of –11.50%1. For the same period, the Index had a total return of –11.36%2 and a volatility of 24.32%. For the period, the Fund had an average daily volume of 332 shares.

The Fund invests in securities that the Advisor believes, in combination, should track the performance of the Index. The Index selects companies focused on making or applying industrial innovations which allow for improved products, processes, or techniques through advanced, responsive, or intelligent materials. The Index is constructed and maintained by Solactive AG.

Value of a $10,000 Investment Since Inception at Net Asset Value*

*The line graph represents historical performance of a hypothetical investment of $10,000 in the ProShares Smart Materials ETF from October 26, 2021 to May 31, 2023, assuming the reinvestment of distributions.

Cumulative Total Return as of 5/31/23

	One Year	Since Inception (10/26/21)
ProShares Smart Materials ETF	-11.50%	-21.41%
Solactive Smart Materials Index	-11.36%	-20.55%

Expense Ratios**

Fund	Gross	Net
ProShares Smart Materials ETF	0.58%	0.58%

**Reflects the expense ratio as reported in the Prospectus dated October 1, 2022. See Financial Highlights for effective expense ratios.

Allocation of Portfolio Holdings & Index Composition as of 5/31/23

Market Exposure

Investment Type	% of Net Assets
Equity Securities	99%
Total Exposure	99%

"Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents.

Largest Equity Holdings

Company	% of Net Assets
Applied Materials, Inc.	5.4%
Universal Display Corp.	5.1%
LG Display Co. Ltd.	4.9%
NIDEC Corp.	4.6%
Sika AG (Registered)	4.5%

Smart Materials Index – Composition

% of Index
Materials	55.5%
Information Technology	25.8%
Industrials	14.5%
Health Care	4.2%

Smart Materials Index – Country

% of Index
United States	47.9%
South Korea	17.3%
France	12.8%
Japan	4.7%
Switzerland	4.6%
Netherlands	4.1%
Belgium	4.0%
Taiwan	3.5%
Singapore	1.1%

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value ("NAV") will fluctuate so that an investor's shares, when redeemed, may be more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. To obtain performance current to the most recent month please visit www.ProShares.com.

1  Fund returns are based on the NAV of the Fund. This calculation reflects the theoretical reinvestment of distributions, if any, in the Fund as of the ex-date. The impact of transaction costs and the inability of investors to reinvest fractional shares are not reflected in the calculations.

2  The Index is a price return index. The total return and any graph or table reflect the theoretical reinvestment of dividends on securities in the Index. The impact of transaction costs and the deduction of expenses associated with an exchange traded fund such as investment management and accounting fees, are not reflected in the Index calculation. It is not possible to invest directly in the Index.

The above information is not covered by the Report of the Independent Registered Public Accounting Firm.

PROSHARES TRUST MANAGEMENT DISCUSSION OF FUND PERFORMANCE :: SMART MATERIALS ETF TINT :: XLI

ProShares Supply Chain Logistics ETF (the "Fund") seeks investment results, before fees and expenses, that track the performance of the FactSet Supply Chain Logistics Index (the "Index"). For the year ended May 31, 2023, the Fund had a total return of –4.27%1. For the same period, the Index had a total return of –4.20%2 and a volatility of 19.95%. For the period, the Fund had an average daily volume of 271 shares.

The Fund invests in financial instruments that the Advisor believes, in combination, should track the performance of the Index. The Index consists of companies involved in the supply chain logistics required to move raw materials, intermediate goods, and finished products around the globe. Supply chain logistics includes activities such as the provision of logistics support, logistics software, rail and air freight, trucking, and sea shipping. The Index is owned and administered by FactSet Research Systems, Inc.

Value of a $10,000 Investment Since Inception at Net Asset Value*

*The line graph represents historical performance of a hypothetical investment of $10,000 in the ProShares Supply Chain Logistics ETF from April 6, 2022 to May 31, 2023, assuming the reinvestment of distributions.

Cumulative Total Return as of 5/31/23

	One Year	Since Inception (4/6/22)
ProShares Supply Chain Logistics ETF	-4.27%	-4.00%
FactSet Supply Chain Logistics IndexTM	-4.20%	-3.91%

Expense Ratios**

Fund	Gross	Net
ProShares Supply Chain Logistics ETF	0.58%	0.58%

**Reflects the expense ratio as reported in the Prospectus dated October 1, 2022. See Financial Highlights for effective expense ratios.

Allocation of Portfolio Holdings & Index Composition as of 5/31/23

Market Exposure

Investment Type	% of Net Assets
Equity Securities	99%
Total Exposure	99%

"Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents.

Largest Equity Holdings

Company	% of Net Assets
Amadeus IT Group SA	5.8%
DSV A/S	5.3%
FedEx Corp.	5.3%
Deutsche Post AG (Registered)	4.9%
Old Dominion Freight Line, Inc.	4.5%

FactSet Supply Chain Logistics
Index – Composition

% of Index
Industrials	94.2%
Consumer Discretionary	5.8%

FactSet Supply Chain Logistics
Index – Country

% of Index
United States	42.2%
Denmark	7.8%
China	7.3%
Canada	6.6%
Spain	5.8%
Japan	5.6%
Australia	5.2%
Germany	4.9%
Switzerland	4.6%
Taiwan	4.3%
France	2.0%
Brazil	1.6%
South Korea	1.4%
India	0.7%

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value ("NAV") will fluctuate so that an investor's shares, when redeemed, may be more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. To obtain performance current to the most recent month please visit www.ProShares.com.

1  Fund returns are based on the NAV of the Fund. This calculation reflects the theoretical reinvestment of distributions, if any, in the Fund as of the ex-date. The impact of transaction costs and the inability of investors to reinvest fractional shares are not reflected in the calculations.

2  The Index is a price return index. The total return and any graph or table reflect the theoretical reinvestment of dividends on securities in the Index. The impact of transaction costs and the deduction of expenses associated with an exchange traded fund such as investment management and accounting fees, are not reflected in the Index calculation. It is not possible to invest directly in the Index.

The above information is not covered by the Report of the Independent Registered Public Accounting Firm.

XLII :: SUPL SUPPLY CHAIN LOGISTICS ETF :: MANAGEMENT DISCUSSION OF FUND PERFORMANCE PROSHARES TRUST

EXPENSE EXAMPLES

PROSHARES TRUST EXPENSE EXAMPLES (UNAUDITED) :: XLIII

As a shareholder, you incur two types of costs: (1) transaction costs for purchasing and selling shares and (2) ongoing costs, including advisory fees and other Fund expenses. The expense examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other funds.

Actual Expenses

The actual expense examples are based on an investment of $1,000 invested at the beginning of a six-month period and held through the period ended, May 31, 2023.

The first line in the following tables provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 =8.6), then multiply the result by the number in the first line under the heading "Expenses Paid During the Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The hypothetical expense examples are based on an investment of $1,000 invested at the beginning of a six month period and held through the period ended, May 31, 2023.

The second line in the following tables provides information about hypothetical account values and hypothetical expenses based on the Funds' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Funds' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as brokerage charges. Therefore, the second line for each Fund in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if transaction costs were included, your costs would have been higher.

	Beginning Account Value 12/1/2022	Ending Account Value 05/31/23	Expenses Paid During the Period*	Annualized Expense Ratio During Period
Big Data Refiners ETF
Actual	$1,000.00	$1,216.00	$3.20	0.58%
Hypothetical	$1,000.00	$1,022.04	$2.92	0.58%
Decline of the Retail Store ETF
Actual	$1,000.00	$1,214.70	$3.59	0.65%
Hypothetical	$1,000.00	$1,021.69	$3.28	0.65%
DJ Brookfield Global Infrastructure ETF
Actual	$1,000.00	$961.10	$2.20	0.45%
Hypothetical	$1,000.00	$1,022.69	$2.27	0.45%
Equities for Rising Rates ETF
Actual	$1,000.00	$846.10	$1.61	0.35%
Hypothetical	$1,000.00	$1,023.19	$1.77	0.35%
Global Listed Private Equity ETF
Actual	$1,000.00	$1,038.00	$3.05	0.60%
Hypothetical	$1,000.00	$1,021.94	$3.02	0.60%
Hedge Replication ETF
Actual	$1,000.00	$1,014.80	$4.77	0.95%
Hypothetical	$1,000.00	$1,020.19	$4.78	0.95%
High Yield-Interest Rate Hedged
Actual	$1,000.00	$1,024.40	$2.52	0.50%
Hypothetical	$1,000.00	$1,022.44	$2.52	0.50%
Inflation Expectations ETF
Actual	$1,000.00	$991.20	$1.49	0.30%
Hypothetical	$1,000.00	$1,023.44	$1.51	0.30%

XLIV :: EXPENSE EXAMPLES (UNAUDITED) PROSHARES TRUST

	Beginning Account Value 12/1/2022	Ending Account Value 05/31/23	Expenses Paid During the Period*	Annualized Expense Ratio During Period
Investment Grade-Interest Rate Hedged
Actual	$1,000.00	$1,032.50	$1.52	0.30%
Hypothetical	$1,000.00	$1,023.44	$1.51	0.30%
K-1 Free Crude Oil Strategy ETF
Actual	$1,000.00	$870.60	$3.36	0.72%
Hypothetical	$1,000.00	$1,021.34	$3.63	0.72%
Large Cap Core Plus
Actual	$1,000.00	$991.30	$2.23	0.45%
Hypothetical	$1,000.00	$1,022.69	$2.27	0.45%
Long Online/Short Stores ETF
Actual	$1,000.00	$1,014.80	$3.27	0.65%
Hypothetical	$1,000.00	$1,021.69	$3.28	0.65%
Merger ETF
Actual	$1,000.00	$983.80	$3.71	0.75%
Hypothetical	$1,000.00	$1,021.19	$3.78	0.75%
Metaverse ETF
Actual	$1,000.00	$1,156.20	$3.12	0.58%
Hypothetical	$1,000.00	$1,022.04	$2.92	0.58%
MSCI EAFE Dividend Growers ETF
Actual	$1,000.00	$1,045.40	$2.55	0.50%
Hypothetical	$1,000.00	$1,022.44	$2.52	0.50%
MSCI Emerging Markets Dividend Growers ETF
Actual	$1,000.00	$1,005.50	$3.05	0.61%
Hypothetical	$1,000.00	$1,021.89	$3.07	0.61%
MSCI Europe Dividend Growers ETF
Actual	$1,000.00	$1,092.20	$2.87	0.55%
Hypothetical	$1,000.00	$1,022.19	$2.77	0.55%
MSCI Transformational Changes ETF
Actual	$1,000.00	$1,064.30	$2.32	0.45%
Hypothetical	$1,000.00	$1,022.69	$2.27	0.45%
Nanotechnology ETF
Actual	$1,000.00	$1,205.40	$3.19	0.58%
Hypothetical	$1,000.00	$1,022.04	$2.92	0.58%
Nasdaq-100 Dorsey Wright Momentum ETF
Actual	$1,000.00	$999.90	$2.89	0.58%
Hypothetical	$1,000.00	$1,022.04	$2.92	0.58%
On-Demand ETF
Actual	$1,000.00	$1,104.30	$3.04	0.58%
Hypothetical	$1,000.00	$1,022.04	$2.92	0.58%
Online Retail ETF
Actual	$1,000.00	$917.20	$2.77	0.58%
Hypothetical	$1,000.00	$1,022.04	$2.92	0.58%

PROSHARES TRUST EXPENSE EXAMPLES (UNAUDITED) :: XLV

	Beginning Account Value 12/1/2022	Ending Account Value 05/31/23	Expenses Paid During the Period*	Annualized Expense Ratio During Period
Pet Care ETF
Actual	$1,000.00	$951.30	$2.43	0.50%
Hypothetical	$1,000.00	$1,022.44	$2.52	0.50%
Russell 2000 Dividend Growers ETF
Actual	$1,000.00	$878.50	$1.87	0.40%
Hypothetical	$1,000.00	$1,022.94	$2.02	0.40%
Russell U.S. Dividend Growers ETF
Actual	$1,000.00	$906.40	$1.66	0.35%
Hypothetical	$1,000.00	$1,023.19	$1.77	0.35%
S&P 500® Bond ETF
Actual	$1,000.00	$1,024.90	$0.76	0.15%
Hypothetical	$1,000.00	$1,024.18	$0.76	0.15%
S&P 500® Dividend Aristocrats ETF
Actual	$1,000.00	$937.20	$1.69	0.35%
Hypothetical	$1,000.00	$1,023.19	$1.77	0.35%
S&P 500® Ex-Energy ETF
Actual	$1,000.00	$1,042.20	$0.46	0.09%
Hypothetical	$1,000.00	$1,024.48	$0.45	0.09%
S&P 500® Ex-Financials ETF
Actual	$1,000.00	$1,057.60	$0.46	0.09%
Hypothetical	$1,000.00	$1,024.48	$0.45	0.09%
S&P 500® Ex-Health Care ETF
Actual	$1,000.00	$1,052.40	$0.46	0.09%
Hypothetical	$1,000.00	$1,024.48	$0.45	0.09%
S&P 500® Ex-Technology ETF
Actual	$1,000.00	$969.30	$0.44	0.09%
Hypothetical	$1,000.00	$1,024.48	$0.45	0.09%
S&P Global Core Battery Metals ETF
Actual	$1,000.00	$866.90	$2.70	0.58%
Hypothetical	$1,000.00	$1,022.04	$2.92	0.58%
S&P Kensho Cleantech ETF
Actual	$1,000.00	$862.00	$2.69	0.58%
Hypothetical	$1,000.00	$1,022.04	$2.92	0.58%
S&P Kensho Smart Factories ETF
Actual	$1,000.00	$1,062.60	$2.98	0.58%
Hypothetical	$1,000.00	$1,022.04	$2.92	0.58%
S&P MidCap 400® Dividend Aristocrats ETF
Actual	$1,000.00	$902.10	$1.90	0.40%
Hypothetical	$1,000.00	$1,022.94	$2.02	0.40%
S&P Technology Dividend Aristocrats ETF
Actual	$1,000.00	$1,038.90	$2.29	0.45%
Hypothetical	$1,000.00	$1,022.69	$2.27	0.45%

XLVI :: EXPENSE EXAMPLES (UNAUDITED) PROSHARES TRUST

	Beginning Account Value 12/1/2022	Ending Account Value 05/31/23	Expenses Paid During the Period*	Annualized Expense Ratio During Period
Smart Materials ETF
Actual	$1,000.00	$1,017.30	$2.92	0.58%
Hypothetical	$1,000.00	$1,022.04	$2.92	0.58%
Supply Chain Logistics ETF
Actual	$1,000.00	$1,031.70	$2.94	0.58%
Hypothetical	$1,000.00	$1,022.04	$2.92	0.58%

*  Expenses are equal to the average account value multiplied by the Fund's annualized expense ratio multiplied by 182/365 (the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year).

PROSHARES TRUST EXPENSE EXAMPLES (UNAUDITED) :: XLVII

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SCHEDULE OF PORTFOLIO INVESTMENTS

PROSHARES TRUST SCHEDULE OF PORTFOLIO INVESTMENTS :: MAY 31, 2023 :: 1

Investments	Shares	Value
Common Stocks — 99.7%
Communications Equipment — 2.6%
NetScout Systems, Inc.*	2,270	$69,281
Diversified Consumer Services — 0.4%
2U, Inc.*	2,398	9,592
Electronic Equipment, Instruments & Components — 3.6%
Zebra Technologies Corp., Class A*	374	98,201
Hotels, Restaurants & Leisure — 0.7%
Genius Sports Ltd.*	3,323	19,008
IT Services — 11.2%
MongoDB, Inc., Class A*	641	188,319
Snowflake, Inc., Class A*	686	113,437
		301,756
Software — 81.2%
Alteryx, Inc., Class A*	1,911	74,414
AvePoint, Inc.*	3,353	22,163
Braze, Inc., Class A*	1,251	41,421
CommVault Systems, Inc.*	1,428	99,517
Confluent, Inc., Class A*	4,547	144,322
Datadog, Inc., Class A*	1,377	130,691
Domo, Inc., Class B*	960	12,912
Dynatrace, Inc.*	2,633	134,257
Elastic NV*	1,836	133,698
Enghouse Systems Ltd.	1,380	38,315
Five9, Inc.*	1,511	99,892
Informatica, Inc., Class A*	3,631	64,123
InterDigital, Inc.	955	79,303
LivePerson, Inc.*	2,262	8,324
MicroStrategy, Inc., Class A*(a)	306	92,299
New Relic, Inc.*	1,795	126,458
Nice Ltd., ADR*	511	105,235
Nutanix, Inc., Class A*	3,369	99,790
Palantir Technologies, Inc., Class A*	13,419	197,394
PowerSchool Holdings, Inc., Class A*	1,760	33,334
Splunk, Inc.*	1,160	115,176
Investments	Shares	Value
Common Stocks (continued)
Teradata Corp.*	2,956	$138,518
Tyler Technologies, Inc.*	300	119,088
Verint Systems, Inc.*	2,084	74,774
		2,185,418
Total Common Stocks (Cost $3,162,172)		2,683,256
Securities Lending Reinvestments (b) — 3.5%
Investment Companies — 3.5%
Invesco Government & Agency Portfolio, Institutional Class 5.04% (Cost $93,178)	93,178	93,178
Total Investments — 103.2% (Cost $3,255,350)		2,776,434
Liabilities in excess of other assets — (3.2%)		(85,457)
Net Assets — 100.0%		$2,690,977

*  Non-income producing security.

(a)  The security or a portion of this security is on loan at May 31, 2023. The total value of securities on loan at May 31, 2023 was $91,997, collateralized in the form of cash with a value of $93,178 that was reinvested in the securities shown in the Securities Lending Reinvestment section of the Schedule of Portfolio Investments.

(b)  The security was purchased with cash collateral held from securities on loan at May 31, 2023. The total value of securities purchased was $93,178.

Abbreviations

ADR  American Depositary Receipt

As of May 31, 2023, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investment securities and derivative instruments, if applicable, for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$92,913
Aggregate gross unrealized depreciation	(593,197)
Net unrealized depreciation	$(500,284)
Federal income tax cost	$3,276,718

Big Data Refiners ETF invested, as a percentage of net assets, in the following countries as of May 31, 2023:

United States	93.7%
Israel	3.9%
Canada	1.4%
United Kingdom	0.7%
Other[a]	0.3%
100.0%

a  Includes any non-equity securities and net other assets (liabilities).

See accompanying notes to the financial statements.

2 :: DAT BIG DATA REFINERS ETF :: MAY 31, 2023 :: SCHEDULE OF PORTFOLIO INVESTMENTS PROSHARES TRUST

Investments	Principal Amount	Value
Short-Term Investments — 79.8%
Repurchase Agreements (a) — 79.8%
Repurchase Agreements with various counterparties, rates 4.95% - 5.05%, dated 5/31/2023, due 6/1/2023, total to be received $8,664,691 (Cost $8,663,476)	$8,663,476	$8,663,476
Total Investments — 79.8% (Cost $8,663,476)		8,663,476
Other assets less liabilities — 20.2%		2,190,543
Net Assets — 100.0%		$10,854,019
(a)  The Fund invests in Repurchase Agreements jointly with other funds in the Trust. See "Repurchase Agreements" in the Notes to Financial Statements to view the details of each individual agreement and counterparty as well as a description of the securities subject to repurchase.

As of May 31, 2023, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investment securities and derivative instruments, if applicable, for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$73,027
Aggregate gross unrealized depreciation	(540,039)
Net unrealized depreciation	$(467,012)
Federal income tax cost	$8,663,476

Swap Agreementsa

Decline of the Retail Store ETF had the following open non-exchange traded total return swap agreements as of May 31, 2023:

Notional Amount ($)	Termination Date[b]	Counterparty	Rate Paid (Received)[c]	Reference Instrument	Value and Unrealized Appreciation/ (Depreciation)[d] ($)	Financial Instruments for the Benefit of (the Fund)/the Counterparty ($)	Cash Collateral for the Benefit of (the Fund)/the Counterparty ($)	Net Amount[e] ($)
(8,732,763)	11/6/2023	BNP Paribas SA	(5.03)%	Solactive- ProShares Bricks and Mortar Retail Store Index	(231,407)	—	231,407	—
(163,930)	11/7/2024	Goldman Sachs International	(4.08)%	Solactive- ProShares Bricks and Mortar Retail Store Index	28,740	—	—	28,740
(252,842)	11/14/2024	Societe Generale	(4.33)%	Solactive- ProShares Bricks and Mortar Retail Store Index	44,287	—	—	44,287
(1,697,651)	3/6/2024	UBS AG	(4.83)%	Solactive- ProShares Bricks and Mortar Retail Store Index	(308,632)	—	308,632	—
(10,847,186)					(467,012)
				Total Unrealized Appreciation	73,027
				Total Unrealized Depreciation	(540,039)

a  The Fund's Swap Agreements are not accounted for as hedging instruments under ASC 815.

b  Agreements may be terminated at will by either party without penalty. Payment is due at termination/maturity.

c  Reflects the floating financing rate, as of May 31, 2023, on the notional amount of the swap agreement paid to the counterparty or received from the counterparty, excluding any commissions. This amount is included as part of the unrealized appreciation/(depreciation).

See accompanying notes to the financial statements.

PROSHARES TRUST SCHEDULE OF PORTFOLIO INVESTMENTS :: MAY 31, 2023 :: DECLINE OF THE RETAIL STORE ETF EMTY :: 3

d  The Fund discloses amounts due to the Fund from the counterparty (unrealized appreciation on swap agreements) at period end as an asset on its Statement of Assets and Liabilities. Amounts due to the counterparty from the Fund (unrealized depreciation on swap agreements) are disclosed as a liability on its Statement of Assets and Liabilities. The Fund presents these amounts on a gross basis and does not offset or "net" these amounts on its Statement of Assets and Liabilities.

e  Represents the "uncollateralized" amount due from or (to) the counterparty at period end. These amounts could be due to timing differences between the movement of collateral in relation to market movements, or due to agreement provisions allowing minimum "thresholds" that would need to be exceeded prior to the movement of collateral. To the extent that a net amount is due from a counterparty, the Fund would be exposed to the counterparty by such amount and could suffer losses or delays in recovery of that amount in the event of a counterparty default.

See accompanying notes to the financial statements.

4 :: EMTY DECLINE OF THE RETAIL STORE ETF :: MAY 31, 2023 :: SCHEDULE OF PORTFOLIO INVESTMENTS PROSHARES TRUST

Investments	Shares	Value
Common Stocks — 90.4%
Construction & Engineering — 6.7%
Ferrovial SA	63,900	$1,977,363
Vinci SA	68,523	7,787,327
		9,764,690
Diversified Telecommunication Services — 3.1%
Cellnex Telecom SA (a)	76,660	3,106,416
China Tower Corp. Ltd., Class H (a)	6,004,494	659,459
Helios Towers plc*	58,652	65,774
Infrastrutture Wireless Italiane SpA (a)(b)	45,894	583,768
RAI Way SpA (a)	12,048	68,769
		4,484,186
Electric Utilities — 12.3%
Edison International	36,207	2,444,697
Elia Group SA/NV	4,653	562,513
Eversource Energy	33,025	2,286,321
Exelon Corp.	94,221	3,735,863
Fortis, Inc.	62,046	2,609,817
Hydro One Ltd. (a)	40,831	1,163,721
PG&E Corp.*	152,655	2,585,976
Red Electrica Corp. SA (b)	55,699	943,358
Terna — Rete Elettrica Nazionale	181,754	1,521,576
		17,853,842
Gas Utilities — 9.1%
APA Group	151,823	991,483
Atmos Energy Corp.	13,574	1,564,811
Beijing Enterprises Holdings Ltd.	61,620	238,046
Brookfield Infrastructure Corp., Class A	12,567	579,316
Chesapeake Utilities Corp.	1,676	214,025
China Gas Holdings Ltd.	385,021	436,627
China Resources Gas Group Ltd.	116,125	381,871
Enagas SA (b)	32,151	613,609
ENN Energy Holdings Ltd.	97,895	1,137,667
Hong Kong & China Gas Co. Ltd.	1,398,068	1,260,510
Italgas SpA	62,555	355,722
Kunlun Energy Co. Ltd.*	512,521	408,422
Naturgy Energy Group SA	23,705	674,505
New Jersey Resources Corp.	9,110	441,379
Northwest Natural Holding Co.	3,274	139,800
ONE Gas, Inc.	5,113	413,846
Snam SpA	264,833	1,384,261
Southwest Gas Holdings, Inc.	6,110	357,618
Spire, Inc.	4,941	319,040
Toho Gas Co. Ltd.	12,781	223,834
Tokyo Gas Co. Ltd.	52,244	1,113,314
		13,249,706
Investments	Shares	Value
Common Stocks (continued)
Media — 0.3%
Eutelsat Communications SA (b)	23,062	$146,550
SES SA, Class A, ADR	49,342	292,716
		439,266
Multi-Utilities — 12.1%
ACEA SpA	5,382	77,663
CenterPoint Energy, Inc.	59,689	1,683,827
Consolidated Edison, Inc.	33,646	3,139,172
National Grid plc	500,734	6,889,142
NiSource, Inc.	38,357	1,031,420
NorthWestern Corp.	5,457	308,811
Sempra Energy	29,803	4,277,624
Unitil Corp.	1,517	79,931
		17,487,590
Oil, Gas & Consumable Fuels — 22.6%
Antero Midstream Corp.	31,633	322,973
Cheniere Energy, Inc.	23,576	3,295,218
DT Midstream, Inc.	9,097	413,550
Enbridge, Inc.	261,576	9,208,631
EnLink Midstream LLC	23,350	227,896
Gibson Energy, Inc.	18,396	296,911
Hess Midstream LP, Class A	4,087	113,986
Keyera Corp.	29,486	658,141
Kinder Morgan, Inc.	187,566	3,021,688
Koninklijke Vopak NV	8,413	295,409
New Fortress Energy, Inc.	4,468	117,374
ONEOK, Inc.	42,378	2,401,138
Pembina Pipeline Corp.	71,250	2,157,182
Plains GP Holdings LP, Class A	18,349	249,546
Targa Resources Corp.	21,464	1,460,625
TC Energy Corp.	131,488	5,118,104
Williams Cos., Inc. (The)	115,484	3,309,771
		32,668,143
Specialized REITs — 10.4%
American Tower Corp., REIT	44,146	8,142,288
Crown Castle, Inc., REIT	41,055	4,647,837
SBA Communications Corp., Class A, REIT	10,237	2,270,362
		15,060,487
Transportation Infrastructure — 8.6%
Aena SME SA (a)	9,495	1,483,814
Aeroports de Paris*	3,565	541,490
Atlas Arteria Ltd.	156,817	652,810
Auckland International Airport Ltd.*	155,403	830,693
Beijing Capital International Airport Co. Ltd., Class H*	215,227	150,073
China Merchants Port Holdings Co. Ltd.	175,147	254,094

See accompanying notes to the financial statements.

PROSHARES TRUST SCHEDULE OF PORTFOLIO INVESTMENTS :: MAY 31, 2023 :: DJ BROOKFIELD GLOBAL INFRASTRUCTURE ETF TOLZ :: 5

Investments	Shares	Value
Common Stocks (continued)
COSCO SHIPPING Ports Ltd.	225,392	$141,905
Flughafen Zurich AG (Registered)	2,471	476,429
Fraport AG Frankfurt Airport Services Worldwide*	4,759	241,933
Getlink SE	51,663	876,934
Grupo Aeroportuario del Centro Norte SAB de CV, ADR	4,343	358,949
Grupo Aeroportuario del Pacifico SAB de CV, ADR	4,678	827,211
Grupo Aeroportuario del Sureste SAB de CV, ADR	2,424	679,568
Hutchison Port Holdings Trust, Class U	673,097	123,177
Japan Airport Terminal Co. Ltd.	12,032	562,199
Jiangsu Expressway Co. Ltd., Class H	157,241	152,011
Shenzhen Expressway Corp. Ltd., Class H	81,701	67,611
Transurban Group	397,231	3,834,343
Westshore Terminals Investment Corp. (b)	4,689	107,873
Yuexiu Transport Infrastructure Ltd.	118,871	56,472
		12,419,589
Water Utilities — 5.2%
American States Water Co.	3,504	311,225
American Water Works Co., Inc.	18,296	2,642,857
Beijing Enterprises Water Group Ltd.	594,666	145,810
California Water Service Group	5,178	294,680
China Water Affairs Group Ltd.	115,282	85,095
Cia de Saneamento Basico do Estado de Sao Paulo SABESP, ADR	43,975	458,220
Essential Utilities, Inc.	22,631	921,987
Pennon Group plc	33,577	323,076
Severn Trent plc	32,597	1,124,425
SJW Group	2,506	191,784
United Utilities Group plc	87,742	1,105,110
		7,604,269
Total Common Stocks (Cost $142,634,304)		131,031,768
Master Limited Partnerships — 8.3%
Multi-Utilities — 0.7%
Brookfield Infrastructure Partners LP	29,015	1,041,349
Oil, Gas & Consumable Fuels — 7.6%
Cheniere Energy Partners LP	3,584	159,309
Crestwood Equity Partners LP	7,343	188,421
DCP Midstream LP	8,694	361,584
Energy Transfer LP	254,764	3,159,074
Enterprise Products Partners LP	138,204	3,500,707
Genesis Energy LP	10,676	103,023
Investments	Shares	Value
Master Limited Partnerships (continued)
Holly Energy Partners LP	4,318	$74,140
Magellan Midstream Partners LP	19,431	1,169,941
MPLX LP	34,110	1,137,227
NuStar Energy LP	9,103	148,652
Plains All American Pipeline LP	42,211	545,366
Western Midstream Partners LP	18,184	458,964
		11,006,408
Total Master Limited Partnerships (Cost $11,032,716)		12,047,757
Closed End Funds — 0.6%
Capital Markets — 0.6%
3i Infrastructure plc	83,079	326,057
Hicl Infrastructure plc	261,403	467,598
Total Closed End Funds (Cost $891,216)		793,655
Securities Lending Reinvestments (c) — 1.2%
Investment Companies — 1.2%
Invesco Government & Agency Portfolio, Institutional Class 5.04% (Cost $1,678,412)	1,678,412	1,678,412
	Principal Amount
Short-Term Investments — 0.3%
Repurchase Agreements (d) — 0.3%
Repurchase Agreements with various counterparties, rates 4.95% - 5.05%, dated 5/31/2023, due 6/1/2023, total to be received $486,249 (Cost $486,182)	$486,182	486,182
Total Investments — 100.8% (Cost $156,722,830)		146,037,774
Liabilities in excess of other assets — (0.8%)		(1,165,370)
Net Assets — 100.0%		$144,872,404

*  Non-income producing security.

(a)  Security exempt from registration pursuant to Regulation S under the Securities Act of 1933. Regulation S applies to securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States and as such may have restrictions on resale.

(b)  The security or a portion of this security is on loan at May 31, 2023. The total value of securities on loan at May 31, 2023 was $1,706,447, collateralized in the form of cash with a value of $1,678,412 that was reinvested in the securities shown in the Securities Lending Reinvestment section of the Schedule of Portfolio Investments and $139,104 of collateral in the form of U.S. Government Treasury Securities, interest rates ranging from 0.00% - 4.63%, and maturity dates ranging from June 8, 2023 - May 15, 2050. The total value of collateral is $1,817,516.

See accompanying notes to the financial statements.

6 :: TOLZ DJ BROOKFIELD GLOBAL INFRASTRUCTURE ETF :: MAY 31, 2023 :: SCHEDULE OF PORTFOLIO INVESTMENTS PROSHARES TRUST

(c)  The security was purchased with cash collateral held from securities on loan at May 31, 2023. The total value of securities purchased was $1,678,412.

(d)  The Fund invests in Repurchase Agreements jointly with other funds in the Trust. See "Repurchase Agreements" in the Notes to Financial Statements to view the details of each individual agreement and counterparty as well as a description of the securities subject to repurchase.

Abbreviations

ADR  American Depositary Receipt

As of May 31, 2023, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investment securities and derivative instruments, if applicable, for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$5,656,240
Aggregate gross unrealized depreciation	(13,386,963)
Net unrealized depreciation	$(7,730,723)
Federal income tax cost	$153,768,497

DJ Brookfield Global Infrastructure ETF invested, as a percentage of net assets, in the following countries as of May 31, 2023:

United States	48.6%
Canada	15.8%
United Kingdom	7.1%
France	6.5%
Spain	6.1%
Australia	3.8%
China	3.0%
Italy	2.7%
Japan	1.3%
Mexico	1.3%
Hong Kong	0.9%
New Zealand	0.6%
Belgium	0.4%
Switzerland	0.3%
Brazil	0.3%
Netherlands	0.2%
Luxembourg	0.2%
Germany	0.2%
Tanzania	0.0%*
Other[a]	0.7%
100.0%

*  Amount represents less than 0.05%.

a  Includes any non-equity securities and net other assets (liabilities).

See accompanying notes to the financial statements.

PROSHARES TRUST SCHEDULE OF PORTFOLIO INVESTMENTS :: MAY 31, 2023 :: DJ BROOKFIELD GLOBAL INFRASTRUCTURE ETF TOLZ :: 7

Investments	Shares	Value
Common Stocks — 99.7%
Aerospace & Defense — 4.6%
Boeing Co. (The)*	2,976	$612,163
Howmet Aerospace, Inc.	14,923	637,959
Textron, Inc.	8,953	553,922
		1,804,044
Banks — 15.2%
Bank of America Corp.	36,847	1,023,978
Citizens Financial Group, Inc.	34,700	894,566
Fifth Third Bancorp	39,558	960,073
Huntington Bancshares, Inc.	94,092	970,088
JPMorgan Chase & Co.	8,088	1,097,622
Regions Financial Corp.	56,780	980,591
		5,926,918
Beverages — 1.2%
Constellation Brands, Inc., Class A	1,866	453,382
Capital Markets — 2.6%
Raymond James Financial, Inc.	11,299	1,020,865
Chemicals — 14.1%
Albemarle Corp.	3,814	738,123
Celanese Corp., Class A	7,743	805,427
CF Industries Holdings, Inc.	11,632	715,484
Corteva, Inc.	6,990	373,895
Dow, Inc.	15,379	750,188
LyondellBasell Industries NV, Class A	8,980	768,149
Mosaic Co. (The)	18,375	587,265
Westlake Corp.	7,269	755,613
		5,494,144
Construction Materials — 1.8%
Martin Marietta Materials, Inc.	1,781	708,909
Consumer Finance — 7.8%
American Express Co.	3,833	607,760
Capital One Financial Corp.	6,575	685,181
Discover Financial Services	10,662	1,095,414
Synchrony Financial	21,735	672,916
		3,061,271
Consumer Staples Distribution & Retail — 1.9%
Sysco Corp.	5,458	381,787
Walgreens Boots Alliance, Inc.	12,190	370,210
		751,997
Investments	Shares	Value
Common Stocks (continued)
Containers & Packaging — 3.7%
Avery Dennison Corp.	4,711	$759,083
International Paper Co.	23,379	688,278
		1,447,361
Energy Equipment & Services — 2.8%
Schlumberger NV	25,756	1,103,130
Food Products — 3.2%
Archer-Daniels-Midland Co.	5,292	373,880
Bunge Ltd.	4,415	409,005
Lamb Weston Holdings, Inc.	4,033	448,470
		1,231,355
Health Care Providers & Services — 3.3%
AmerisourceBergen Corp.	2,632	447,835
CVS Health Corp.	5,673	385,934
McKesson Corp.	1,184	462,755
		1,296,524
Industrial Conglomerates — 1.7%
General Electric Co.	6,614	671,519
Insurance — 5.1%
American International Group, Inc.	20,927	1,105,574
MetLife, Inc.	18,188	901,215
		2,006,789
Machinery — 3.1%
Snap-on, Inc.	2,561	637,330
Westinghouse Air Brake Technologies Corp.	6,257	579,586
		1,216,916
Metals & Mining — 1.8%
Freeport-McMoRan, Inc.	20,608	707,679
Oil, Gas & Consumable Fuels — 25.8%
APA Corp.	35,069	1,114,493
EOG Resources, Inc.	11,033	1,183,731
Hess Corp.	9,556	1,210,458
Marathon Oil Corp.	52,779	1,169,583
Marathon Petroleum Corp.	9,380	984,056
ONEOK, Inc.	19,903	1,127,704
Ovintiv, Inc.	35,049	1,159,070
Targa Resources Corp.	17,336	1,179,715
Valero Energy Corp.	9,059	969,675
		10,098,485
Total Common Stocks (Cost $44,767,509)		39,001,288

See accompanying notes to the financial statements.

8 :: EQRR EQUITIES FOR RISING RATES ETF :: MAY 31, 2023 :: SCHEDULE OF PORTFOLIO INVESTMENTS PROSHARES TRUST

Investments	Principal Amount	Value
Short-Term Investments — 0.1%
Repurchase Agreements (a) — 0.1%
Repurchase Agreements with various counterparties, rates 4.95% - 5.05%, dated 5/31/2023, due 6/1/2023, total to be received $33,204 (Cost $33,201)	$33,201	$33,201
Total Investments — 99.8% (Cost $44,800,710)		39,034,489
Other assets less liabilities — 0.2%		68,144
Net Assets — 100.0%		$39,102,633

*  Non-income producing security.

(a)  The Fund invests in Repurchase Agreements jointly with other funds in the Trust. See "Repurchase Agreements" in the Notes to Financial Statements to view the details of each individual agreement and counterparty as well as a description of the securities subject to repurchase.

As of May 31, 2023, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investment securities and derivative instruments, if applicable, for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$1,455,649
Aggregate gross unrealized depreciation	(7,279,706)
Net unrealized depreciation	$(5,824,057)
Federal income tax cost	$44,858,546

See accompanying notes to the financial statements.

PROSHARES TRUST SCHEDULE OF PORTFOLIO INVESTMENTS :: MAY 31, 2023 :: EQUITIES FOR RISING RATES ETF EQRR :: 9

Investments	Shares	Value
Common Stocks — 85.0%
Capital Markets — 67.3%
3i Group plc	44,436	$1,080,924
Ares Capital Corp.	51,581	966,628
AURELIUS Equity Opportunities SE & Co. KGaA (a)	4,892	90,097
FS KKR Capital Corp.	43,825	848,014
Gimv NV	3,496	164,422
Goldman Sachs BDC, Inc.	18,246	240,117
Golub Capital BDC, Inc.	28,755	381,291
Hercules Capital, Inc.	23,853	344,914
IP Group plc	179,107	126,105
Main Street Capital Corp.	10,804	428,487
MidCap Financial Investment Corp.	11,466	133,464
Molten Ventures plc*	23,105	83,580
New Mountain Finance Corp.	15,616	186,924
Oaktree Specialty Lending Corp.	12,681	237,262
Onex Corp.	9,150	414,328
Prospect Capital Corp.	51,380	316,501
Ratos AB, Class B	36,215	104,122
Sixth Street Specialty Lending, Inc.	14,359	261,334
SLR Investment Corp.	7,595	105,646
		6,514,160
Financial Services — 17.7%
Compass Diversified Holdings	11,045	216,703
Eurazeo SE	7,323	500,181
Kinnevik AB, Class B*	40,000	574,098
Wendel SE	4,035	423,969
		1,714,951
Total Common Stocks (Cost $10,279,461)		8,229,111
Closed End Funds — 14.1%
Capital Markets — 14.1%
Apax Global Alpha Ltd. (b)	83,915	169,106
HBM Healthcare Investments AG Class A*	1,017	226,682
HgCapital Trust plc	72,874	363,966
NB Private Equity Partners Ltd.	7,136	137,591
Oakley Capital Investments Ltd.	26,463	153,566
Princess Private Equity Holding Ltd.	9,775	102,395
Syncona Ltd.*	115,552	217,336
Total Closed End Funds (Cost $1,403,176)		1,370,642
Investments	Principal Amount	Value
Short-Term Investments — 0.8%
Repurchase Agreements (c) — 0.8%
Repurchase Agreements with various counterparties, rates 4.95% - 5.05%, dated 5/31/2023, due 6/1/2023, total to be received $75,427 (Cost $75,416)	$75,416	$75,416
Total Investments — 99.9% (Cost $11,758,053)		9,675,169
Other assets less liabilities — 0.1%		7,309
Net Assets — 100.0%		$9,682,478

*  Non-income producing security.

(a)  The security or a portion of this security is on loan at May 31, 2023. The total value of securities on loan at May 31, 2023 was $73,669, collateralized in the form of U.S. Government Treasury Securities, interest rates ranging from 0.38% - 3.13%, and maturity dates ranging from November 30, 2023 - February 15, 2048. The total value of collateral is $82,361.

(b)  Security exempt from registration pursuant to Regulation S under the Securities Act of 1933. Regulation S applies to securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States and as such may have restrictions on resale.

(c)  The Fund invests in Repurchase Agreements jointly with other funds in the Trust. See "Repurchase Agreements" in the Notes to Financial Statements to view the details of each individual agreement and counterparty as well as a description of the securities subject to repurchase.

As of May 31, 2023, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investment securities and derivative instruments, if applicable, for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$768,308
Aggregate gross unrealized depreciation	(3,087,676)
Net unrealized depreciation	$(2,319,368)
Federal income tax cost	$11,994,537

See accompanying notes to the financial statements.

10 :: PEX GLOBAL LISTED PRIVATE EQUITY ETF :: MAY 31, 2023 :: SCHEDULE OF PORTFOLIO INVESTMENTS PROSHARES TRUST

Global Listed Private Equity ETF invested, as a percentage of net assets, in the following countries as of May 31, 2023:

United States	48.2%
United Kingdom	17.1%
France	9.5%
Sweden	7.0%
Canada	4.3%
Guernsey	4.2%
Switzerland	2.3%
China	2.3%
Belgium	1.7%
Bermuda	1.6%
Germany	0.9%
Other[a]	0.9%
100.0%

a  Includes any non-equity securities and net other assets (liabilities).

See accompanying notes to the financial statements.

PROSHARES TRUST SCHEDULE OF PORTFOLIO INVESTMENTS :: MAY 31, 2023 :: GLOBAL LISTED PRIVATE EQUITY ETF PEX :: 11

	Percentage of Net Assets	Shares	Value
Common Stocks — 15.2%
Agree Realty Corp., REIT (Retail REITs)	0.0%	196	$12,640
Alkermes plc* (Biotechnology)	0.0%	366	10,588
Apellis Pharmaceuticals, Inc.* (Biotechnology)	0.1%	211	18,114
Applied Industrial Technologies, Inc. (Trading Companies & Distributors)	0.0%	86	10,575
Axcelis Technologies, Inc.* (Semiconductors & Semiconductor Equipment)	0.0%	73	11,501
BellRing Brands, Inc.* (Personal Care Products)	0.0%	300	10,986
Celsius Holdings, Inc.* (Beverages)	0.1%	125	15,691
ChampionX Corp. (Energy Equipment & Services)	0.0%	449	11,342
Chord Energy Corp. (Oil, Gas & Consumable Fuels)	0.1%	93	13,303
Civitas Resources, Inc. (Oil, Gas & Consumable Fuels)	0.0%	165	11,022
Comfort Systems USA, Inc. (Construction & Engineering)	0.0%	80	11,838
Commercial Metals Co. (Metals & Mining)	0.0%	262	11,200
Crocs, Inc.* (Textiles, Apparel & Luxury Goods)	0.1%	136	15,270
elf Beauty, Inc.* (Personal Care Products)	0.0%	110	11,442
EMCOR Group, Inc. (Construction & Engineering)	0.1%	106	17,473
Ensign Group, Inc. (The) (Health Care Providers & Services)	0.0%	121	10,722
ExlService Holdings, Inc.* (Professional Services)	0.0%	73	11,019
Inspire Medical Systems, Inc.* (Health Care Equipment & Supplies)	0.1%	64	18,719
Intra-Cellular Therapies, Inc.* (Pharmaceuticals)	0.0%	206	12,232
Iridium Communications, Inc. (Diversified Telecommunication Services)	0.1%	281	16,871
IVERIC bio, Inc.* (Biotechnology)	0.0%	306	11,551
Karuna Therapeutics, Inc.* (Biotechnology)	0.1%	73	16,538
Kinsale Capital Group, Inc. (Insurance)	0.1%	49	14,846
Lantheus Holdings, Inc.* (Health Care Equipment & Supplies)	0.1%	153	13,248
	Percentage of Net Assets	Shares	Value
Common Stocks (continued)
Light & Wonder, Inc.* (Hotels, Restaurants & Leisure)	0.0%	212	$12,358
Matador Resources Co. (Oil, Gas & Consumable Fuels)	0.0%	253	11,124
Maximus, Inc. (Professional Services)	0.0%	136	11,011
Medpace Holdings, Inc.* (Life Sciences Tools & Services)	0.0%	57	11,797
Murphy Oil Corp. (Oil, Gas & Consumable Fuels)	0.0%	331	11,519
Murphy USA, Inc. (Specialty Retail)	0.0%	45	12,439
Novanta, Inc.* (Electronic Equipment, Instruments & Components)	0.1%	80	13,248
Onto Innovation, Inc.* (Semiconductors & Semiconductor Equipment)	0.0%	111	11,916
Power Integrations, Inc. (Semiconductors & Semiconductor Equipment)	0.0%	127	10,973
Prometheus Biosciences, Inc.* (Biotechnology)	0.1%	78	15,499
Qualys, Inc.* (Software)	0.0%	87	10,985
Rambus, Inc.* (Semiconductors & Semiconductor Equipment)	0.1%	240	15,350
RBC Bearings, Inc.* (Machinery)	0.0%	64	12,691
RLI Corp. (Insurance)	0.0%	88	10,899
Ryman Hospitality Properties, Inc., REIT (Hotel & Resort REITs)	0.0%	121	11,099
Saia, Inc.* (Ground Transportation)	0.1%	60	17,050
Selective Insurance Group, Inc. (Insurance)	0.1%	134	12,962
Shockwave Medical, Inc.* (Health Care Equipment & Supplies)	0.1%	80	22,007
Simpson Manufacturing Co., Inc. (Building Products)	0.0%	96	11,346
SPS Commerce, Inc.* (Software)	0.0%	81	12,620
STAG Industrial, Inc., REIT (Industrial REITs)	0.1%	405	14,094
Super Micro Computer, Inc.* (Technology Hardware, Storage & Peripherals)	0.1%	105	23,515
Terreno Realty Corp., REIT (Industrial REITs)	0.0%	181	11,101
Texas Roadhouse, Inc., Class A (Hotels, Restaurants & Leisure)	0.1%	150	16,185

See accompanying notes to the financial statements.

12 :: HDG HEDGE REPLICATION ETF :: MAY 31, 2023 :: SUMMARY SCHEDULE OF PORTFOLIO INVESTMENTS PROSHARES TRUST

	Percentage of Net Assets	Shares	Value
Common Stocks (continued)
Triton International Ltd. (Trading Companies & Distributors)	0.0%	131	$10,826
Wingstop, Inc. (Hotels, Restaurants & Leisure)	0.1%	67	13,357
Other Common Stocks (a)	13.2%	255,907	4,336,736
Total Common Stocks (Cost $4,549,663)			5,003,438
		No. of Rights
Rights — 0.0% (e)
Aduro Biotech, Inc., CVR*(b)(c)	0.0%	39	—
Tobira Therapeutics, Inc., CVR*(b)(c)	0.0%	10	—
Total Rights (Cost $99)			—
		Shares
Securities Lending Reinvestments (d) — 0.0% (e)
Investment Companies — 0.0% (e)
Invesco Government & Agency Portfolio, Institutional Class 5.04% (Cost $44)	0.0%	44	44
		Principal Amount
Short-Term Investments — 84.7%
Repurchase Agreements (f) — 13.7%

Repurchase Agreements with various counterparties, rates 4.95% - 5.05%, dated 5/31/2023, due 6/1/2023, total to be received $4,509,767 (Cost $4,509,137)	$4,509,137	4,509,137
U.S. Treasury Obligations — 71.0%
U.S. Treasury Bills 5.07%, 8/3/2023 (Cost $23,284,154) (g)	23,490,000	23,292,412
Total Short-Term Investments (Cost $27,793,291)		27,801,549
Total Investments — 99.9% (Cost $32,343,097)		32,805,031
Other assets less liabilities — 0.1%		41,392
Net assets — 100.0%		$32,846,423

*  Non-income producing security.

(a)  The security or a portion of this security is on loan at May 31, 2023. The total value of securities on loan at May 31, 2023 was $—.

(b)  Illiquid security.

(c)  Security fair valued as of May 31, 2023 in accordance with procedures approved by the Board of Trustees. Total value of all such securities at May 31, 2023 amounted to $21, which represents approximately 0.00% of net assets of the Fund.

(d)  The security was purchased with cash collateral held from securities on loan at May 31, 2023. The total value of securities purchased was $44.

(e)  Represents less than 0.05% of net assets.

(f)  The Fund invests in Repurchase Agreements jointly with other funds in the Trust. See "Repurchase Agreements" in the Notes to Financial Statements to view the details of each individual agreement and counterparty as well as a description of the securities subject to repurchase.

(g)  The rate shown was the current yield as of May 31, 2023.

Abbreviations

CVR  Contingent Value Rights — No defined expiration

As of May 31, 2023, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investment securities and derivative instruments, if applicable, for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$1,003,602
Aggregate gross unrealized depreciation	(1,226,631)
Net unrealized appreciation	$(223,029)
Federal income tax cost	$32,903,829

See accompanying notes to the financial statements.

PROSHARES TRUST SUMMARY SCHEDULE OF PORTFOLIO INVESTMENTS :: MAY 31, 2023 :: HEDGE REPLICATION ETF HDG :: 13

Futures Contracts Sold

Hedge Replication ETF had the following open short futures contracts as of May 31, 2023:

	Number of Contracts	Expiration Date	Trading Currency		Notional Amount	Value and Unrealized Depreciation
E-Mini Euro Currency	23	6/16/2023	USD	$	1,537,838	$(5,487)

Swap Agreementsa

Hedge Replication ETF had the following open non-exchange traded total return swap agreements as of May 31, 2023:

Notional Amount ($)	Termination Date[b]	Counterparty	Rate Paid (Received)[c]	Reference Instrument	Value and Unrealized Appreciation/ (Depreciation)[d] ($)	Financial Instruments for the Benefit of (the Fund)/the Counterparty ($)	Cash Collateral for the Benefit of (the Fund)/the Counterparty ($)	Net Amount[e] ($)
234,258	3/6/2025	Morgan Stanley & Co. International plc	5.53%	iShares® MSCI Emerging Markets ETF[f]	(9,457)	—	9,457	—
(973,900)	11/14/2024	Societe Generale	(5.28)%	S&P 500® Total Return Index	(60,535)
27,994	11/14/2024	Societe Generale	5.43%	Russell 2000® Total Return Index	(7,569)
944,268	11/14/2024	Societe Generale	5.58%	iShares® MSCI EAFE ETF[f]	2,087
1,361,990	3/6/2024	Societe Generale	4.83%	iShares® MSCI Emerging Markets ETF[f]	46,944
1,360,352					(19,073)	—	19,073	—
50,740	11/7/2024	UBS AG	5.08%	Russell 2000® Total Return Index	(4,156)
480,133	11/6/2023	UBS AG	4.88%	iShares® MSCI Emerging Markets ETF[f]	(539,251)
1,632,486	4/8/2024	UBS AG	5.28%	iShares® MSCI EAFE ETF[f]	453,193
2,163,359					(90,214)	—	90,214	—
3,757,969					(118,744)
				Total Unrealized Appreciation	502,224
				Total Unrealized Depreciation	(620,968)

a  The Fund's Swap Agreements are not accounted for as hedging instruments under ASC 815.

b  Agreements may be terminated at will by either party without penalty. Payment is due at termination/maturity.

c  Reflects the floating financing rate, as of May 31, 2023, on the notional amount of the swap agreement paid to the counterparty or received from the counterparty, excluding any commissions. This amount is included as part of the unrealized appreciation/(depreciation).

d  The Fund discloses amounts due to the Fund from the counterparty (unrealized appreciation on swap agreements) at period end as an asset on its Statement of Assets and Liabilities. Amounts due to the counterparty from the Fund (unrealized depreciation on swap agreements) are disclosed as a liability on its Statement of Assets and Liabilities. The Fund presents these amounts on a gross basis and does not offset or "net" these amounts on its Statement of Assets and Liabilities.

e  Represents the "uncollateralized" amount due from or (to) the counterparty at period end. These amounts could be due to timing differences between the movement of collateral in relation to market movements, or due to agreement provisions allowing minimum "thresholds" that would need to be exceeded prior to the movement of collateral. To the extent that a net amount is due from a counterparty, the Fund would be exposed to the counterparty by such amount and could suffer losses or delays in recovery of that amount in the event of a counterparty default.

f  In order to facilitate the daily valuation of these swap transactions as of close of business New York time, one or more financial products traded on a U.S. exchange are used as the reference entity as a surrogate for the respective underlying index for the purposes of both daily valuation calculation as well as final settlement of the swap.

See accompanying notes to the financial statements.

14 :: HDG HEDGE REPLICATION ETF :: MAY 31, 2023 :: SUMMARY SCHEDULE OF PORTFOLIO INVESTMENTS PROSHARES TRUST

Abbreviations

USD  U.S. Dollar

Hedge Replication ETF invested, as a percentage of net assets, in the following industries, as of May 31, 2023:

Aerospace & Defense	0.1%
Air Freight & Logistics	0.0%*
Automobile Components	0.2%
Automobiles	0.0%*
Banks	1.2%
Beverages	0.1%
Biotechnology	1.2%
Broadline Retail	0.0%*
Building Products	0.2%
Capital Markets	0.2%
Chemicals	0.3%
Commercial Services & Supplies	0.2%
Communications Equipment	0.1%
Construction & Engineering	0.3%
Construction Materials	0.0%*
Consumer Finance	0.1%
Consumer Staples Distribution & Retail	0.1%
Containers & Packaging	0.0%*
Distributors	0.0%*
Diversified Consumer Services	0.2%
Diversified REITs	0.1%
Diversified Telecommunication Services	0.1%
Electric Utilities	0.1%
Electrical Equipment	0.2%
Electronic Equipment, Instruments & Components	0.4%
Energy Equipment & Services	0.3%
Entertainment	0.1%
Financial Services	71.3%
Food Products	0.2%
Gas Utilities	0.2%
Ground Transportation	0.1%
Health Care Equipment & Supplies	0.6%
Health Care Providers & Services	0.4%
Health Care REITs	0.1%
Health Care Technology	0.1%
Hotel & Resort REITs	0.1%
Hotels, Restaurants & Leisure	0.4%
Household Durables	0.3%
Household Products	0.0%*
Independent Power and Renewable Electricity Producers	0.1%
Industrial Conglomerates	0.0%*
Industrial REITs	0.1%
Insurance	0.3%
Interactive Media & Services	0.1%
IT Services	0.1%
Leisure Products	0.1%
Life Sciences Tools & Services	0.1%
Machinery	0.6%
Marine Transportation	0.0%*
Media	0.1%
Metals & Mining	0.3%

See accompanying notes to the financial statements.

PROSHARES TRUST SUMMARY SCHEDULE OF PORTFOLIO INVESTMENTS :: MAY 31, 2023 :: HEDGE REPLICATION ETF HDG :: 15

Mortgage Real Estate Investment Trusts (REITs)	0.2%
Multi-Utilities	0.1%
Office REITs	0.1%
Oil, Gas & Consumable Fuels	0.6%
Paper & Forest Products	0.0%*
Passenger Airlines	0.1%
Personal Care Products	0.1%
Pharmaceuticals	0.3%
Professional Services	0.4%
Real Estate Management & Development	0.1%
Residential REITs	0.1%
Retail REITs	0.2%
Semiconductors & Semiconductor Equipment	0.5%
Software	0.8%
Specialized REITs	0.1%
Specialty Retail	0.4%
Technology Hardware, Storage & Peripherals	0.1%
Textiles, Apparel & Luxury Goods	0.1%
Tobacco	0.0%*
Trading Companies & Distributors	0.3%
Water Utilities	0.1%
Wireless Telecommunication Services	0.0%*
Other[a]	13.8%
100.0%

*  Amount represents less than 0.05%.

a  Includes any non-equity securities and net other assets (liabilities).

See accompanying notes to the financial statements.

16 :: HDG HEDGE REPLICATION ETF :: MAY 31, 2023 :: SUMMARY SCHEDULE OF PORTFOLIO INVESTMENTS PROSHARES TRUST

Investments	Principal Amount	Value
Corporate Bonds — 95.5%
Aerospace & Defense — 3.9%
Bombardier, Inc.
7.88%, 4/15/2027 (a)	$1,076,000	$1,063,802
Rolls-Royce plc
5.75%, 10/15/2027 (a)	436,000	424,305
Spirit AeroSystems, Inc.
7.50%, 4/15/2025 (a)	480,000	473,496
TransDigm, Inc.
6.25%, 3/15/2026 (a)	907,000	900,915
5.50%, 11/15/2027	1,076,000	1,012,683
Triumph Group, Inc.
9.00%, 3/15/2028 (a)	435,000	439,350
		4,314,551
Automobile Components — 1.7%
Allison Transmission, Inc.
3.75%, 1/30/2031 (a)	271,000	228,837
Clarios Global LP
8.50%, 5/15/2027 (a)(b)	837,000	839,167
Icahn Enterprises LP
6.25%, 5/15/2026	821,000	718,807
5.25%, 5/15/2027	69,000	56,800
		1,843,611
Automobiles — 0.9%
Aston Martin Capital Holdings Ltd.
10.50%, 11/30/2025 (a)(b)	356,000	358,383
Ford Motor Co.
3.25%, 2/12/2032	912,000	693,015
		1,051,398
Broadline Retail — 0.3%
NMG Holding Co., Inc.
7.13%, 4/1/2026 (a)	354,000	318,541
Rakuten Group, Inc.
(US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 4.96%), 6.25%, 4/22/2031 (a)(c)(d)	3,000	1,935
		320,476
Building Products — 2.0%
Builders FirstSource, Inc.
4.25%, 2/1/2032 (a)	708,000	608,265
Emerald Debt Merger Sub LLC
6.63%, 12/15/2030 (a)	200,000	198,500
Smyrna Ready Mix Concrete LLC
6.00%, 11/1/2028 (a)	425,000	395,160
Standard Industries, Inc.
4.38%, 7/15/2030 (a)	917,000	774,238
3.38%, 1/15/2031 (a)	374,000	292,121
		2,268,284
Investments	Principal Amount	Value
Corporate Bonds (continued)
Capital Markets — 0.7%
Coinbase Global, Inc.
3.63%, 10/1/2031 (a)	$867,000	$505,037
Compass Group Diversified Holdings LLC
5.25%, 4/15/2029 (a)	358,000	315,237
		820,274
Chemicals — 0.9%
SCIH Salt Holdings, Inc.
4.88%, 5/1/2028 (a)	443,000	392,584
Tronox, Inc.
4.63%, 3/15/2029 (a)	332,000	270,265
WR Grace Holdings LLC
5.63%, 8/15/2029 (a)	370,000	307,272
		970,121
Commercial Services & Supplies — 3.6%
Allied Universal Holdco LLC
6.63%, 7/15/2026 (a)	985,000	925,124
Aramark Services, Inc.
6.38%, 5/1/2025 (a)	575,000	570,687
Madison IAQ LLC
5.88%, 6/30/2029 (a)	410,000	311,990
Neptune Bidco US, Inc.
9.29%, 4/15/2029 (a)	865,000	791,475
Prime Security Services Borrower LLC
5.75%, 4/15/2026 (a)	883,000	863,838
Vericast Corp.
11.00%, 9/15/2026 (a)	522,000	546,273
		4,009,387
Communications Equipment — 0.7%
CommScope, Inc.
6.00%, 3/1/2026 (a)	700,000	657,275
4.75%, 9/1/2029 (a)	214,000	168,554
		825,829
Consumer Finance — 0.7%
Curo Group Holdings Corp.
7.50%, 8/1/2028 (a)	400,000	90,000
Ford Motor Credit Co. LLC
3.38%, 11/13/2025	725,000	667,858
		757,858
Consumer Staples Distribution & Retail — 1.5%
Albertsons Cos., Inc.
4.63%, 1/15/2027 (a)	94,000	89,212
3.50%, 3/15/2029 (a)	914,000	794,076
Performance Food Group, Inc.
5.50%, 10/15/2027 (a)	591,000	568,141
4.25%, 8/1/2029 (a)	60,000	53,016

See accompanying notes to the financial statements.

PROSHARES TRUST SCHEDULE OF PORTFOLIO INVESTMENTS :: MAY 31, 2023 :: HIGH YIELD—INTEREST RATE HEDGED HYHG :: 17

Investments	Principal Amount	Value
Corporate Bonds (continued)
US Foods, Inc.
6.25%, 4/15/2025 (a)	$148,000	$147,683
		1,652,128
Containers & Packaging — 3.1%
Ardagh Metal Packaging Finance USA LLC
4.00%, 9/1/2029 (a)	424,000	332,509
Ardagh Packaging Finance plc
4.13%, 8/15/2026 (a)	537,000	501,559
Ball Corp.
6.00%, 6/15/2029	142,000	142,278
2.88%, 8/15/2030	544,000	450,503
Clydesdale Acquisition Holdings, Inc.
8.75%, 4/15/2030 (a)	457,000	395,352
Mauser Packaging Solutions Holding Co.
7.88%, 8/15/2026 (a)	1,000,000	988,420
Pactiv Evergreen Group Issuer, Inc.
4.00%, 10/15/2027 (a)	330,000	290,704
Trivium Packaging Finance BV
5.50%, 8/15/2026 (a)(e)	367,000	348,691
		3,450,016
Diversified REITs — 1.0%
Uniti Group LP
REIT, 10.50%, 2/15/2028 (a)	843,000	817,088
REIT, 6.50%, 2/15/2029 (a)	500,000	320,631
		1,137,719
Diversified Telecommunication Services — 6.8%
Altice France SA
5.13%, 7/15/2029 (a)	1,429,000	1,018,496
5.50%, 10/15/2029 (a)	328,000	235,303
CCO Holdings LLC
4.75%, 3/1/2030 (a)	1,203,000	1,012,436
4.25%, 2/1/2031 (a)	942,000	754,615
Frontier Communications Holdings LLC
5.00%, 5/1/2028 (a)	1,252,000	1,048,592
Iliad Holding SASU
6.50%, 10/15/2026 (a)	491,000	462,005
Intelsat Jackson Holdings SA
6.50%, 3/15/2030 (a)	1,342,000	1,234,506
Level 3 Financing, Inc.
4.25%, 7/1/2028 (a)	617,000	355,487
Virgin Media Secured Finance plc
5.50%, 5/15/2029 (a)	263,000	236,362
Windstream Escrow LLC
7.75%, 8/15/2028 (a)	697,000	566,569
Zayo Group Holdings, Inc.
4.00%, 3/1/2027 (a)	719,000	500,704
6.13%, 3/1/2028 (a)(b)	146,000	88,132
		7,513,207
Investments	Principal Amount	Value
Corporate Bonds (continued)
Electric Utilities — 2.1%
NRG Energy, Inc.
3.63%, 2/15/2031 (a)	$173,000	$136,422
3.88%, 2/15/2032 (a)	629,000	488,270
PG&E Corp.
5.00%, 7/1/2028	64,000	59,042
5.25%, 7/1/2030	672,000	605,529
Vistra Operations Co. LLC
5.63%, 2/15/2027 (a)	782,000	752,295
5.00%, 7/31/2027 (a)	306,000	286,782
		2,328,340
Electrical Equipment — 0.3%
Sensata Technologies BV
4.00%, 4/15/2029 (a)	361,000	321,554
Energy Equipment & Services — 1.0%
Transocean, Inc.
8.75%, 2/15/2030 (a)	452,000	451,774
Weatherford International Ltd.
8.63%, 4/30/2030 (a)	691,000	694,348
		1,146,122
Entertainment — 0.9%
Lions Gate Capital Holdings LLC
5.50%, 4/15/2029 (a)	373,000	264,830
Live Nation Entertainment, Inc.
6.50%, 5/15/2027 (a)	370,000	369,446
ROBLOX Corp.
3.88%, 5/1/2030 (a)	360,000	308,268
		942,544
Financial Services — 2.5%
Block, Inc.
2.75%, 6/1/2026	633,000	569,500
3.50%, 6/1/2031	50,000	40,835
Jefferies Finance LLC
5.00%, 8/15/2028 (a)	316,000	257,154
Midcap Financial Issuer Trust
6.50%, 5/1/2028 (a)	394,000	346,482
MPH Acquisition Holdings LLC
5.75%, 11/1/2028 (a)(b)	691,000	494,065
Rocket Mortgage LLC
3.88%, 3/1/2031 (a)	774,000	608,116
Verscend Escrow Corp.
9.75%, 8/15/2026 (a)	418,000	418,880
		2,735,032

See accompanying notes to the financial statements.

18 :: HYHG HIGH YIELD—INTEREST RATE HEDGED :: MAY 31, 2023 :: SCHEDULE OF PORTFOLIO INVESTMENTS PROSHARES TRUST

Investments	Principal Amount	Value
Corporate Bonds (continued)
Food Products — 1.2%
Darling Ingredients, Inc.
6.00%, 6/15/2030 (a)	$534,000	$525,439
Post Holdings, Inc.
4.63%, 4/15/2030 (a)	548,000	479,875
4.50%, 9/15/2031 (a)	385,000	325,886
		1,331,200
Ground Transportation — 1.2%
Hertz Corp. (The)
5.00%, 12/1/2029 (a)	366,000	293,872
Uber Technologies, Inc.
8.00%, 11/1/2026 (a)	722,000	736,336
4.50%, 8/15/2029 (a)	314,000	286,321
		1,316,529
Health Care Equipment & Supplies — 2.1%
Avantor Funding, Inc.
4.63%, 7/15/2028 (a)	521,000	481,873
Medline Borrower LP
3.88%, 4/1/2029 (a)	1,045,000	901,350
5.25%, 10/1/2029 (a)	1,090,000	932,697
		2,315,920
Health Care Providers & Services — 4.7%
Community Health Systems, Inc.
8.00%, 3/15/2026 (a)	944,000	881,211
5.63%, 3/15/2027 (a)	516,000	441,655
DaVita, Inc.
4.63%, 6/1/2030 (a)	884,000	755,915
3.75%, 2/15/2031 (a)	687,000	545,028
RegionalCare Hospital Partners Holdings, Inc.
9.75%, 12/1/2026 (a)	548,000	410,352
Select Medical Corp.
6.25%, 8/15/2026 (a)(b)	469,000	456,051
Tenet Healthcare Corp.
4.88%, 1/1/2026	1,052,000	1,017,448
6.13%, 10/1/2028	772,000	731,685
		5,239,345
Health Care REITs — 0.3%
MPT Operating Partnership LP
REIT, 3.50%, 3/15/2031	441,000	297,633
Health Care Technology — 0.4%
IQVIA, Inc.
5.00%, 5/15/2027 (a)	460,000	442,367
Investments	Principal Amount	Value
Corporate Bonds (continued)
Hotels, Restaurants & Leisure — 9.3%
1011778 BC ULC
3.88%, 1/15/2028 (a)	$806,000	$739,154
4.00%, 10/15/2030 (a)	1,244,000	1,068,004
Caesars Entertainment, Inc.
6.25%, 7/1/2025 (a)	1,443,000	1,438,615
7.00%, 2/15/2030 (a)	500,000	502,349
Carnival Corp.
5.75%, 3/1/2027 (a)	1,143,000	978,449
4.00%, 8/1/2028 (a)	1,042,000	908,643
CDI Escrow Issuer, Inc.
5.75%, 4/1/2030 (a)	500,000	467,848
Cedar Fair LP
5.50%, 5/1/2025 (a)	309,000	306,677
Fertitta Entertainment LLC
4.63%, 1/15/2029 (a)	504,000	439,901
6.75%, 1/15/2030 (a)	417,000	339,239
Hilton Domestic Operating Co., Inc.
4.00%, 5/1/2031 (a)	293,000	252,652
3.63%, 2/15/2032 (a)	674,000	556,608
Mohegan Tribal Gaming Authority
8.00%, 2/1/2026 (a)	363,000	318,533
NCL Corp. Ltd.
5.88%, 3/15/2026 (a)	761,000	690,300
Royal Caribbean Cruises Ltd.
11.50%, 6/1/2025 (a)	348,000	367,819
5.50%, 4/1/2028 (a)	630,000	579,594
Yum! Brands, Inc.
3.63%, 3/15/2031	18,000	15,359
4.63%, 1/31/2032	330,000	299,837
		10,269,581
Independent Power and Renewable Electricity Producers — 1.0%
Calpine Corp.
4.50%, 2/15/2028 (a)	673,000	613,148
5.13%, 3/15/2028 (a)	305,000	273,574
Talen Energy Supply LLC
8.63%, 6/1/2030 (a)	200,000	204,092
		1,090,814
Insurance — 1.4%
Alliant Holdings Intermediate LLC
6.75%, 10/15/2027 (a)	272,000	253,470
6.75%, 4/15/2028 (a)	755,000	740,423
NFP Corp.
6.88%, 8/15/2028 (a)	728,000	603,746
		1,597,639

See accompanying notes to the financial statements.

PROSHARES TRUST SCHEDULE OF PORTFOLIO INVESTMENTS :: MAY 31, 2023 :: HIGH YIELD—INTEREST RATE HEDGED HYHG :: 19

Investments	Principal Amount	Value
Corporate Bonds (continued)
Machinery — 1.1%
Chart Industries, Inc.
7.50%, 1/1/2030 (a)	$596,000	$602,002
TK Elevator US Newco, Inc.
5.25%, 7/15/2027 (a)	722,000	664,794
		1,266,796
Media — 9.7%
AMC Networks, Inc.
4.25%, 2/15/2029	440,000	250,800
Clear Channel Outdoor Holdings, Inc.
5.13%, 8/15/2027 (a)	658,000	580,067
7.50%, 6/1/2029 (a)	168,000	119,705
CMG Media Corp.
8.88%, 12/15/2027 (a)	353,000	226,877
CSC Holdings LLC
5.75%, 1/15/2030 (a)	1,261,000	555,232
4.63%, 12/1/2030 (a)	325,000	138,906
Directv Financing LLC
5.88%, 8/15/2027 (a)	1,157,000	1,019,217
DISH DBS Corp.
5.25%, 12/1/2026 (a)	2,084,000	1,646,185
DISH Network Corp.
11.75%, 11/15/2027 (a)	692,000	662,318
Gray Escrow II, Inc.
5.38%, 11/15/2031 (a)	458,000	291,176
iHeartCommunications, Inc.
8.38%, 5/1/2027 (b)	548,000	308,339
News Corp.
3.88%, 5/15/2029 (a)	263,000	230,924
Nexstar Media, Inc.
5.63%, 7/15/2027 (a)	503,000	459,183
4.75%, 11/1/2028 (a)	552,000	465,673
Radiate Holdco LLC
6.50%, 9/15/2028 (a)	343,000	172,357
Sirius XM Radio, Inc.
4.00%, 7/15/2028 (a)	326,000	272,948
3.88%, 9/1/2031 (a)	1,000,000	737,858
Stagwell Global LLC
5.63%, 8/15/2029 (a)	356,000	304,455
TEGNA, Inc.
4.63%, 3/15/2028	735,000	639,450
5.00%, 9/15/2029	92,000	78,660
Univision Communications, Inc.
6.63%, 6/1/2027 (a)	100,000	94,676
4.50%, 5/1/2029 (a)	924,000	775,698
UPC Broadband Finco BV
4.88%, 7/15/2031 (a)	474,000	398,065
VZ Secured Financing BV
5.00%, 1/15/2032 (a)	436,000	346,779
		10,775,548
Investments	Principal Amount	Value
Corporate Bonds (continued)
Metals & Mining — 1.5%
First Quantum Minerals Ltd.
6.88%, 10/15/2027 (a)	$721,000	$686,753
8.63%, 6/1/2031 (a)	200,000	197,500
FMG Resources August 2006 Pty. Ltd.
4.38%, 4/1/2031 (a)	200,000	169,034
Novelis Corp.
4.75%, 1/30/2030 (a)	624,000	553,765
		1,607,052
Oil, Gas & Consumable Fuels — 7.1%
CITGO Petroleum Corp.
7.00%, 6/15/2025 (a)	328,000	322,175
Comstock Resources, Inc.
6.75%, 3/1/2029 (a)	449,000	395,462
CQP Holdco LP
5.50%, 6/15/2031 (a)	587,000	523,083
DT Midstream, Inc.
4.38%, 6/15/2031 (a)	873,000	734,257
EnLink Midstream LLC
6.50%, 9/1/2030 (a)	493,000	490,175
EQM Midstream Partners LP
4.75%, 1/15/2031 (a)	407,000	349,275
Genesis Energy LP
8.00%, 1/15/2027	410,000	399,372
ITT Holdings LLC
6.50%, 8/1/2029 (a)	509,000	405,928
Kinetik Holdings LP
5.88%, 6/15/2030 (a)	410,000	388,475
Matador Resources Co.
5.88%, 9/15/2026	381,000	367,836
New Fortress Energy, Inc.
6.75%, 9/15/2025 (a)	423,000	389,419
6.50%, 9/30/2026 (a)	637,000	564,547
NGL Energy Operating LLC
7.50%, 2/1/2026 (a)	762,000	727,979
Southwestern Energy Co.
5.38%, 3/15/2030	151,000	138,795
4.75%, 2/1/2032	890,000	770,086
Tullow Oil plc
10.25%, 5/15/2026 (a)	626,000	465,707
Venture Global LNG, Inc.
8.13%, 6/1/2028 (a)	200,000	200,896
8.38%, 6/1/2031 (a)	200,000	201,044
		7,834,511
Passenger Airlines — 4.1%
Air Canada
3.88%, 8/15/2026 (a)	329,000	305,420
American Airlines, Inc.
5.50%, 4/20/2026 (a)	1,359,000	1,332,442
5.75%, 4/20/2029 (a)	967,000	926,666

See accompanying notes to the financial statements.

20 :: HYHG HIGH YIELD—INTEREST RATE HEDGED :: MAY 31, 2023 :: SCHEDULE OF PORTFOLIO INVESTMENTS PROSHARES TRUST

Investments	Principal Amount	Value
Corporate Bonds (continued)
Hawaiian Brand Intellectual Property Ltd.
5.75%, 1/20/2026 (a)	$418,000	$388,576
United Airlines, Inc.
4.38%, 4/15/2026 (a)	321,000	303,679
4.63%, 4/15/2029 (a)	1,116,000	1,010,962
VistaJet Malta Finance plc
6.38%, 2/1/2030 (a)	375,000	298,155
		4,565,900
Pharmaceuticals — 2.5%
Bausch Health Cos., Inc.
4.88%, 6/1/2028 (a)	565,000	340,752
11.00%, 9/30/2028 (a)	908,000	685,540
Organon & Co.
4.13%, 4/30/2028 (a)	1,908,000	1,698,544
5.13%, 4/30/2031 (a)	3,000	2,544
		2,727,380
Real Estate Management & Development — 0.2%
Realogy Group LLC
5.25%, 4/15/2030 (a)	284,000	194,953
Software — 4.8%
AthenaHealth Group, Inc.
6.50%, 2/15/2030 (a)	914,000	752,895
Cloud Software Group, Inc.
6.50%, 3/31/2029 (a)	2,065,000	1,823,687
9.00%, 9/30/2029 (a)	500,000	425,000
McAfee Corp.
7.38%, 2/15/2030 (a)	716,000	602,659
NCR Corp.
5.13%, 4/15/2029 (a)	476,000	416,376
SS&C Technologies, Inc.
5.50%, 9/30/2027 (a)	737,000	703,371
Veritas US, Inc.
7.50%, 9/1/2025 (a)	764,000	571,158
		5,295,146
Specialized REITs — 1.6%
Iron Mountain, Inc.
REIT, 5.25%, 7/15/2030 (a)	117,000	104,853
REIT, 4.50%, 2/15/2031 (a)	700,000	596,001
SBA Communications Corp.
REIT, 3.88%, 2/15/2027	26,000	23,964
REIT, 3.13%, 2/1/2029	1,297,000	1,092,164
		1,816,982
Specialty Retail — 3.1%
Bath & Body Works, Inc.
6.63%, 10/1/2030 (a)	364,000	346,811
Investments	Principal Amount	Value
Corporate Bonds (continued)
Carvana Co.
10.25%, 5/1/2030 (a)	$1,186,000	$799,310
LCM Investments Holdings II LLC
4.88%, 5/1/2029 (a)	415,000	346,251
Michaels Cos., Inc. (The)
7.88%, 5/1/2029 (a)	423,000	259,896
PetSmart, Inc.
4.75%, 2/15/2028 (a)	802,000	741,977
7.75%, 2/15/2029 (a)	182,000	176,683
Staples, Inc.
7.50%, 4/15/2026 (a)(b)	647,000	531,823
10.75%, 4/15/2027 (a)	371,000	227,557
		3,430,308
Trading Companies & Distributors — 2.7%
Fortress Transportation and Infrastructure Investors LLC
5.50%, 5/1/2028 (a)	363,000	325,837
H&E Equipment Services, Inc.
3.88%, 12/15/2028 (a)	410,000	351,741
Herc Holdings, Inc.
5.50%, 7/15/2027 (a)	420,000	398,856
Imola Merger Corp.
4.75%, 5/15/2029 (a)	603,000	518,704
United Rentals North America, Inc.
3.88%, 2/15/2031	500,000	429,238
WESCO Distribution, Inc.
7.13%, 6/15/2025 (a)	762,000	767,557
7.25%, 6/15/2028 (a)	228,000	233,085
		3,025,018
Wireless Telecommunication Services — 0.9%
Vmed O2 UK Financing I plc
4.25%, 1/31/2031 (a)	1,112,000	895,569
4.75%, 7/15/2031 (a)	86,000	70,732
		966,301
Total Corporate Bonds (Cost $118,821,407)		105,815,374
	Shares
Securities Lending Reinvestments (f) — 1.3%
Investment Companies — 1.3%
Invesco Government & Agency Portfolio, Institutional Class 5.04% (Cost $1,405,520)	1,405,520	1,405,520

See accompanying notes to the financial statements.

PROSHARES TRUST SCHEDULE OF PORTFOLIO INVESTMENTS :: MAY 31, 2023 :: HIGH YIELD—INTEREST RATE HEDGED HYHG :: 21

Investments	Principal Amount	Value
Short-Term Investments — 3.7%
Repurchase Agreements (g) — 3.7%
Repurchase Agreements with various counterparties, rates 4.95% - 5.05%, dated 5/31/2023, due 6/1/2023, total to be received $4,074,572 (Cost $4,074,001)	$4,074,001	$4,074,001
Total Investments — 100.5% (Cost $124,300,928)		111,294,895
Liabilities in excess of other assets — (0.5%)		(581,825)
Net Assets — 100.0%		$110,713,070

(a)  Securities exempt from registration under Rule 144A or section 4(2), of the Securities Act of 1933. Under procedures approved by the Board of Trustees, such securities have been determined to be liquid by the investment adviser and may be resold, normally to qualified institutional buyers in transactions exempt from registration.

(b)  The security or a portion of this security is on loan at May 31, 2023. The total value of securities on loan at May 31, 2023 was $1,471,512, collateralized in the form of cash with a value of $1,405,520 that was reinvested in the securities shown in the Securities Lending Reinvestment section of the Schedule of Portfolio Investments and $156,007 of collateral in the form of U.S. Government Treasury Securities, interest rates ranging from 1.13% - 1.25%, and maturity dates ranging from May 31, 2028 - August 31, 2028. The total value of collateral is $1,561,527.

(c)  Perpetual security. The rate reflected was the rate in effect on May 31, 2023. The maturity date reflects the next call date.

(d)  Variable or floating rate security, linked to the referenced benchmark. The interest rate shown is the rate in effect as of May 31, 2023.

(e)  Step bond. Interest rate is a fixed rate for an initial period that either resets at a specific date or may reset in the future at a contingent upon predetermined trigger. The interest rate shown was the current rate as of May 31, 2023.

(f)  The security was purchased with cash collateral held from securities on loan at May 31, 2023. The total value of securities purchased was $1,405,520.

(g)  The Fund invests in Repurchase Agreements jointly with other funds in the Trust. See "Repurchase Agreements" in the Notes to Financial Statements to view the details of each individual agreement and counterparty as well as a description of the securities subject to repurchase.

As of May 31, 2023, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investment securities and derivative instruments, if applicable, for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$416,728
Aggregate gross unrealized depreciation	(14,268,127)
Net unrealized depreciation	$(13,851,399)
Federal income tax cost	$124,493,046

Futures Contracts Sold

High Yield-Interest Rate Hedged had the following open short futures contracts as of May 31, 2023:

	Number of Contracts	Expiration Date	Trading Currency	Notional Amount	Value and Unrealized Depreciation
U.S. Treasury 10 Year Note	303	9/20/2023	USD	$34,684,031	$(324,482)
U.S. Treasury 2 Year Note	140	9/29/2023	USD	28,815,938	(55,733)
U.S. Treasury 5 Year Note	423	9/29/2023	USD	46,140,047	(273,033)
					$(653,248)

Abbreviations

USD  U.S. Dollar

See accompanying notes to the financial statements.

22 :: HYHG HIGH YIELD—INTEREST RATE HEDGED :: MAY 31, 2023 :: SCHEDULE OF PORTFOLIO INVESTMENTS PROSHARES TRUST

Investments	Principal Amount	Value
Short-Term Investments — 91.0%
Repurchase Agreements (a) — 91.0%
Repurchase Agreements with various counterparties, rates 4.95% - 5.05%, dated 5/31/2023, due 6/1/2023, total to be received $34,117,788 (Cost $34,113,013)	$34,113,013	$34,113,013
Total Investments — 91.0% (Cost $34,113,013)		34,113,013
Other assets less liabilities — 9.0%		3,389,106
Net Assets — 100.0%		$37,502,119

(a)  The Fund invests in Repurchase Agreements jointly with other funds in the Trust. See "Repurchase Agreements" in the Notes to Financial Statements to view the details of each individual agreement and counterparty as well as a description of the securities subject to repurchase.

As of May 31, 2023, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investment securities and derivative instruments, if applicable, for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$2,462,112
Aggregate gross unrealized depreciation	(1,831,542)
Net unrealized appreciation	$630,570
Federal income tax cost	$34,113,013

Swap Agreementsa

Inflation Expectations ETF had the following open non-exchange traded total return swap agreements as of May 31, 2023:

Notional Amount ($)	Termination Date[b]	Counterparty	Rate Paid (Received)[c]	Reference Instrument	Value and Unrealized Appreciation/ (Depreciation)[d] ($)	Financial Instruments for the Benefit of (the Fund)/the Counterparty ($)	Cash Collateral for the Benefit of (the Fund)/the Counterparty ($)	Net Amount[e] ($)
16,586,787	11/6/2023	Citibank NA	4.82%	FTSE 30-Year TIPS (Treasury Rate-Hedged) Index (long exposure to 30-year Treasury Inflation- Protected Securities (TIPS) bond)[f]	(808,949)
22,443,913	11/6/2023	Citibank NA	4.73%	FTSE 30-Year TIPS (Treasury Rate-Hedged) Index (long exposure to 30-year Treasury Bond inverse index)[f]	1,072,593
39,030,700					263,644	(263,644)	—	—
20,865,068	11/6/2023	Societe Generale	5.17%	FTSE 30-Year TIPS (Treasury Rate-Hedged) Index (long exposure to 30-year Treasury Inflation- Protected Securities (TIPS) bond)[f]	(1,022,593)

See accompanying notes to the financial statements.

PROSHARES TRUST SCHEDULE OF PORTFOLIO INVESTMENTS :: MAY 31, 2023 :: INFLATION EXPECTATIONS ETF RINF :: 23

Notional Amount ($)	Termination Date[b]	Counterparty	Rate Paid (Received)[c]	Reference Instrument	Value and Unrealized Appreciation/ (Depreciation)[d] ($)	Financial Instruments for the Benefit of (the Fund)/the Counterparty ($)	Cash Collateral for the Benefit of (the Fund)/the Counterparty ($)	Net Amount[e] ($)
32,347,887	11/6/2023	Societe Generale	4.62%	FTSE 30-Year TIPS (Treasury Rate-Hedged) Index (long exposure to 30-year Treasury Bond inverse index)[f]	1,389,519
53,212,955					366,926	(366,926)	—	—
92,243,655					630,570
				Total Unrealized Appreciation	2,462,112
				Total Unrealized Depreciation	(1,831,542)

a  The Fund's Swap Agreements are not accounted for as hedging instruments under ASC 815.

b  Agreements may be terminated at will by either party without penalty. Payment is due at termination/maturity.

c  Reflects the floating financing rate, as of May 31, 2023, on the notional amount of the swap agreement paid to the counterparty or received from the counterparty, excluding any commissions. This amount is included as part of the unrealized appreciation/(depreciation).

d  The Fund discloses amounts due to the Fund from the counterparty (unrealized appreciation on swap agreements) at period end as an asset on its Statement of Assets and Liabilities. Amounts due to the counterparty from the Fund (unrealized depreciation on swap agreements) are disclosed as a liability on its Statement of Assets and Liabilities. The Fund presents these amounts on a gross basis and does not offset or "net" these amounts on its Statement of Assets and Liabilities.

e  Represents the "uncollateralized" amount due from or (to) the counterparty at period end. These amounts could be due to timing differences between the movement of collateral in relation to market movements, or due to agreement provisions allowing minimum "thresholds" that would need to be exceeded prior to the movement of collateral. To the extent that a net amount is due from a counterparty, the Fund would be exposed to the counterparty by such amount and could suffer losses or delays in recovery of that amount in the event of a counterparty default.

f  Certain underlying component disclosures related to this index may be found on the website at www.proshares.com/globalassets/proshares/documents/resources/FTSE_30_Year_TIPS_May.pdf

See accompanying notes to the financial statements.

24 :: RINF INFLATION EXPECTATIONS ETF :: MAY 31, 2023 :: SCHEDULE OF PORTFOLIO INVESTMENTS PROSHARES TRUST

Investments	Principal Amount	Value
Corporate Bonds — 95.1%
Aerospace & Defense — 1.0%
Lockheed Martin Corp.
4.07%, 12/15/2042	$221,000	$195,097
Raytheon Technologies Corp.
4.50%, 6/1/2042	3,359,000	3,063,188
		3,258,285
Air Freight & Logistics — 0.6%
United Parcel Service, Inc. 6.20%, 1/15/2038	1,636,000	1,829,956
Automobiles — 1.4%
General Motors Co.
6.25%, 10/2/2043	2,257,000	2,133,723
5.20%, 4/1/2045	493,000	409,478
Mercedes-Benz Finance North America LLC
8.50%, 1/18/2031	1,575,000	1,974,499
		4,517,700
Banks — 24.7%
Banco Santander SA
3.31%, 6/27/2029	410,000	368,942
3.49%, 5/28/2030	1,696,000	1,484,053
Bank of America Corp.
6.11%, 1/29/2037	511,000	534,017
7.75%, 5/14/2038	2,478,000	2,944,784
5.88%, 2/7/2042	3,776,000	3,967,925
Bank of America NA
6.00%, 10/15/2036	956,000	1,021,141
Bank of Nova Scotia (The)
4.85%, 2/1/2030	900,000	880,239
Barclays plc
5.25%, 8/17/2045	2,760,000	2,527,748
Citigroup, Inc.
6.63%, 6/15/2032	1,001,000	1,056,324
6.68%, 9/13/2043	3,130,000	3,324,439
4.75%, 5/18/2046	2,965,000	2,496,589
Cooperatieve Rabobank UA
5.25%, 5/24/2041	1,000	1,038
5.75%, 12/1/2043	3,421,000	3,391,078
Fifth Third Bancorp
8.25%, 3/1/2038	1,175,000	1,324,458
HSBC Holdings plc
4.95%, 3/31/2030	396,000	386,921
6.50%, 5/2/2036	587,000	605,831
6.50%, 9/15/2037	4,063,000	4,236,189
5.25%, 3/14/2044	1,155,000	1,028,359
ING Groep NV
4.55%, 10/2/2028	561,000	544,112
4.05%, 4/9/2029	1,767,000	1,662,756
Investments	Principal Amount	Value
Corporate Bonds (continued)
JPMorgan Chase & Co.
6.40%, 5/15/2038	$1,840,000	$2,054,929
5.50%, 10/15/2040	5,834,000	5,885,635
4.85%, 2/1/2044	1,364,000	1,284,332
4.95%, 6/1/2045	5,000	4,621
Lloyds Banking Group plc
4.34%, 1/9/2048	1,500,000	1,119,155
Mitsubishi UFJ Financial Group, Inc.
3.74%, 3/7/2029	2,619,000	2,453,665
3.20%, 7/18/2029	642,000	572,465
2.05%, 7/17/2030	731,000	596,181
3.75%, 7/18/2039	2,784,000	2,338,450
Mizuho Financial Group, Inc.
2.56%, 9/13/2031	982,000	775,325
Royal Bank of Canada
2.30%, 11/3/2031	3,923,000	3,186,797
3.88%, 5/4/2032	370,000	337,918
Sumitomo Mitsui Financial Group, Inc.
3.04%, 7/16/2029	1,723,000	1,520,691
5.71%, 1/13/2030	1,905,000	1,953,744
2.75%, 1/15/2030	1,261,000	1,093,510
2.13%, 7/8/2030	2,402,000	1,972,311
2.22%, 9/17/2031	1,316,000	1,061,125
5.77%, 1/13/2033	751,000	784,229
Toronto-Dominion Bank (The)
3.20%, 3/10/2032	2,982,000	2,568,616
4.46%, 6/8/2032	103,000	97,349
Wells Fargo & Co.
5.61%, 1/15/2044	4,518,000	4,301,009
3.90%, 5/1/2045	3,000	2,369
4.90%, 11/17/2045	3,334,000	2,897,309
4.40%, 6/14/2046	575,000	464,212
Wells Fargo Bank NA
6.60%, 1/15/2038	976,000	1,075,295
Westpac Banking Corp.
1.95%, 11/20/2028	1,351,000	1,169,416
2.15%, 6/3/2031	1,423,000	1,189,391
3.13%, 11/18/2041	2,722,000	1,841,988
		78,388,980
Beverages — 4.1%
Anheuser-Busch InBev Worldwide, Inc.
4.95%, 1/15/2042	1,601,000	1,557,775
Coca-Cola Co. (The)
2.13%, 9/6/2029	3,325,000	2,936,291
3.45%, 3/25/2030	1,323,000	1,258,510
1.65%, 6/1/2030	3,590,000	3,003,696
1.38%, 3/15/2031	12,000	9,677
2.25%, 1/5/2032 (a)	2,043,000	1,751,216
2.50%, 6/1/2040	2,126,000	1,592,598
3.00%, 3/5/2051	3,000	2,235
2.50%, 3/15/2051	375,000	251,584

See accompanying notes to the financial statements.

PROSHARES TRUST SCHEDULE OF PORTFOLIO INVESTMENTS :: MAY 31, 2023 :: INVESTMENT GRADE—INTEREST RATE HEDGED IGHG :: 25

Investments	Principal Amount	Value
Corporate Bonds (continued)
Molson Coors Beverage Co.
5.00%, 5/1/2042	$867,000	$801,586
		13,165,168
Biotechnology — 0.8%
AbbVie, Inc. 4.40%, 11/6/2042	2,873,000	2,518,845
Capital Markets — 6.7%
Credit Suisse Group AG
4.88%, 5/15/2045	2,005,000	1,694,197
Goldman Sachs Group, Inc. (The)
6.13%, 2/15/2033	14,000	14,942
6.75%, 10/1/2037	1,342,000	1,431,693
6.25%, 2/1/2041	5,658,000	6,042,790
5.15%, 5/22/2045	2,043,000	1,882,512
Jefferies Financial Group, Inc.
4.15%, 1/23/2030	1,130,000	1,022,606
Morgan Stanley
6.38%, 7/24/2042	480,000	528,901
4.30%, 1/27/2045	500,000	431,474
4.38%, 1/22/2047	6,149,000	5,369,038
Nomura Holdings, Inc.
3.10%, 1/16/2030	1,160,000	992,437
2.68%, 7/16/2030	1,161,000	954,949
2.61%, 7/14/2031	1,144,000	912,356
		21,277,895
Communications Equipment — 1.4%
Cisco Systems, Inc.
5.90%, 2/15/2039	3,610,000	3,966,253
5.50%, 1/15/2040	500,000	526,351
		4,492,604
Consumer Finance — 1.2%
Ally Financial, Inc.
8.00%, 11/1/2031	1,958,000	2,045,394
American Express Co.
4.05%, 12/3/2042	997,000	862,959
Toyota Motor Credit Corp.
3.38%, 4/1/2030	995,000	920,750
		3,829,103
Consumer Staples Distribution & Retail — 1.0%
Target Corp.
4.00%, 7/1/2042	1,148,000	1,021,143
Walmart, Inc.
5.25%, 9/1/2035	3,000	3,235
6.50%, 8/15/2037	1,783,000	2,112,496
		3,136,874
Investments	Principal Amount	Value
Corporate Bonds (continued)
Diversified Telecommunication Services — 5.9%
Sprint Capital Corp.
6.88%, 11/15/2028	$3,083,000	$3,296,467
8.75%, 3/15/2032	1,292,000	1,567,852
Telefonica Emisiones SA
7.05%, 6/20/2036	1,282,000	1,399,445
5.21%, 3/8/2047	3,570,000	3,006,591
4.90%, 3/6/2048	505,000	406,400
Verizon Communications, Inc.
4.50%, 8/10/2033	1,805,000	1,705,089
4.27%, 1/15/2036	498,000	448,682
5.25%, 3/16/2037	2,055,000	2,033,191
4.86%, 8/21/2046	5,000	4,558
4.52%, 9/15/2048	5,520,000	4,764,665
		18,632,940
Electric Utilities — 0.4%
Duke Energy Florida LLC
6.40%, 6/15/2038	972,000	1,080,968
Georgia Power Co.
4.30%, 3/15/2042	367,000	312,104
		1,393,072
Electrical Equipment — 0.1%
Eaton Corp. 4.15%, 11/2/2042	269,000	234,115
Energy Equipment & Services — 0.7%
Baker Hughes Holdings LLC
5.13%, 9/15/2040	1,130,000	1,069,423
Halliburton Co.
7.45%, 9/15/2039	1,129,000	1,288,949
		2,358,372
Entertainment — 2.3%
Netflix, Inc.
5.88%, 11/15/2028	1,951,000	2,021,431
Walt Disney Co. (The)
3.80%, 3/22/2030	1,030,000	975,530
2.65%, 1/13/2031	2,131,000	1,851,770
6.65%, 11/15/2037	2,067,000	2,365,602
		7,214,333
Financial Services — 3.0%
Berkshire Hathaway, Inc.
4.50%, 2/11/2043	632,000	598,006
Shell International Finance BV
4.13%, 5/11/2035	1,607,000	1,491,780
6.38%, 12/15/2038	2,385,000	2,666,163
4.55%, 8/12/2043	403,000	368,089

See accompanying notes to the financial statements.

26 :: IGHG INVESTMENT GRADE—INTEREST RATE HEDGED :: MAY 31, 2023 :: SCHEDULE OF PORTFOLIO INVESTMENTS PROSHARES TRUST

Investments	Principal Amount	Value
Corporate Bonds (continued)
4.00%, 5/10/2046	$1,367,000	$1,143,588
3.75%, 9/12/2046	4,241,000	3,396,883
		9,664,509
Food Products — 0.8%
Kraft Heinz Foods Co.
5.00%, 6/4/2042	1,478,000	1,376,608
Unilever Capital Corp.
5.90%, 11/15/2032	1,100,000	1,208,911
		2,585,519
Health Care Equipment & Supplies — 1.1%
Medtronic, Inc.
4.38%, 3/15/2035	1,848,000	1,791,053
4.63%, 3/15/2045	1,776,000	1,701,942
		3,492,995
Health Care Providers & Services — 2.2%
Ascension Health
3.95%, 11/15/2046	1,268,000	1,064,139
Elevance Health, Inc.
4.65%, 1/15/2043	647,000	584,923
UnitedHealth Group, Inc.
2.88%, 8/15/2029	659,000	598,637
2.00%, 5/15/2030	1,705,000	1,446,728
4.63%, 7/15/2035	1,316,000	1,290,620
6.88%, 2/15/2038	1,670,000	1,985,166
		6,970,213
Household Products — 1.2%
Procter & Gamble Co. (The)
3.00%, 3/25/2030	2,588,000	2,411,458
1.20%, 10/29/2030	799,000	648,066
1.95%, 4/23/2031	1,004,000	859,139
		3,918,663
Industrial Conglomerates — 0.8%
GE Capital International Funding Co. Unlimited Co.
4.42%, 11/15/2035	1,614,000	1,530,750
General Electric Co.
6.75%, 3/15/2032	798,000	902,116
		2,432,866
Insurance — 1.1%
MetLife, Inc.
4.88%, 11/13/2043	2,693,000	2,432,990
4.05%, 3/1/2045	472,000	388,525
Prudential Funding Asia plc
3.13%, 4/14/2030	704,000	626,570
		3,448,085
Investments	Principal Amount	Value
Corporate Bonds (continued)
IT Services — 2.8%
International Business Machines Corp.
3.50%, 5/15/2029	$3,000	$2,803
4.15%, 5/15/2039	3,525,000	3,078,930
4.25%, 5/15/2049	6,978,000	5,844,168
		8,925,901
Machinery — 0.5%
Caterpillar, Inc. 3.80%, 8/15/2042	1,691,000	1,467,408
Media — 2.8%
Comcast Corp.
4.25%, 1/15/2033	1,841,000	1,760,208
Paramount Global
6.88%, 4/30/2036	1,448,000	1,416,287
4.38%, 3/15/2043	834,000	580,119
Time Warner Cable Enterprises LLC
8.38%, 7/15/2033	1,744,000	1,934,562
Time Warner Cable LLC
6.55%, 5/1/2037	3,000	2,857
7.30%, 7/1/2038	1,568,000	1,601,116
6.75%, 6/15/2039	1,826,000	1,727,039
		9,022,188
Metals & Mining — 3.5%
BHP Billiton Finance USA Ltd.
5.00%, 9/30/2043	3,613,000	3,547,064
Rio Tinto Finance USA Ltd.
5.20%, 11/2/2040	1,478,000	1,480,538
Southern Copper Corp.
6.75%, 4/16/2040	2,435,000	2,639,620
5.25%, 11/8/2042	500,000	465,357
5.88%, 4/23/2045	200,000	202,637
Vale Overseas Ltd.
6.88%, 11/21/2036	2,443,000	2,539,281
6.88%, 11/10/2039	100,000	103,008
		10,977,505
Multi-Utilities — 0.6%
Berkshire Hathaway Energy Co. 6.13%, 4/1/2036	1,603,000	1,732,680
Oil, Gas & Consumable Fuels — 6.7%
Canadian Natural Resources Ltd.
6.25%, 3/15/2038	1,167,000	1,195,013
CNOOC Petroleum North America ULC
6.40%, 5/15/2037	1,433,000	1,596,607
ConocoPhillips Co.
6.95%, 4/15/2029	2,935,000	3,264,763

See accompanying notes to the financial statements.

PROSHARES TRUST SCHEDULE OF PORTFOLIO INVESTMENTS :: MAY 31, 2023 :: INVESTMENT GRADE—INTEREST RATE HEDGED IGHG :: 27

Investments	Principal Amount	Value
Corporate Bonds (continued)
Ecopetrol SA
5.88%, 5/28/2045	$1,813,000	$1,193,436
Hess Corp.
5.60%, 2/15/2041	927,000	871,577
Kinder Morgan Energy Partners LP
6.95%, 1/15/2038	1,375,000	1,483,997
Kinder Morgan, Inc.
7.75%, 1/15/2032	983,000	1,111,192
Occidental Petroleum Corp.
6.45%, 9/15/2036	1,761,000	1,791,817
Phillips 66
5.88%, 5/1/2042	1,461,000	1,494,462
Suncor Energy, Inc.
6.50%, 6/15/2038	1,209,000	1,261,113
TotalEnergies Capital SA
3.88%, 10/11/2028	890,000	868,040
TransCanada PipeLines Ltd.
6.20%, 10/15/2037	2,504,000	2,591,539
7.63%, 1/15/2039	2,000	2,283
Valero Energy Corp.
6.63%, 6/15/2037	1,309,000	1,407,323
Williams Cos., Inc. (The)
6.30%, 4/15/2040	1,056,000	1,091,710
		21,224,872
Pharmaceuticals — 5.8%
AstraZeneca plc
6.45%, 9/15/2037	342,000	394,147
4.00%, 9/18/2042	4,075,000	3,605,158
4.38%, 11/16/2045	50,000	46,132
GlaxoSmithKline Capital, Inc.
6.38%, 5/15/2038	2,741,000	3,144,943
Johnson & Johnson
5.95%, 8/15/2037	1,160,000	1,329,078
Merck & Co., Inc.
4.15%, 5/18/2043	228,000	206,426
Novartis Capital Corp.
4.40%, 5/6/2044	2,048,000	1,931,573
Pfizer, Inc.
4.00%, 12/15/2036	2,959,000	2,758,438
7.20%, 3/15/2039	3,306,000	4,101,846
4.40%, 5/15/2044	198,000	185,348
4.13%, 12/15/2046	6,000	5,287
Wyeth LLC
5.95%, 4/1/2037	764,000	839,175
		18,547,551
Investments	Principal Amount	Value
Corporate Bonds (continued)
Software — 1.6%
Oracle Corp.
6.50%, 4/15/2038	$4,169,000	$4,453,329
5.38%, 7/15/2040	500,000	474,819
		4,928,148
Specialty Retail — 1.0%
Home Depot, Inc. (The) 5.88%, 12/16/2036	2,920,000	3,200,154
Technology Hardware, Storage & Peripherals — 2.7%
Apple, Inc.
4.45%, 5/6/2044	20,000	19,519
3.45%, 2/9/2045	8,009,000	6,707,484
4.38%, 5/13/2045	765,000	722,102
HP, Inc.
6.00%, 9/15/2041	1,236,000	1,229,482
		8,678,587
Tobacco — 1.4%
Altria Group, Inc.
5.38%, 1/31/2044	1,916,000	1,766,808
Philip Morris International, Inc.
6.38%, 5/16/2038	1,765,000	1,885,611
4.25%, 11/10/2044	1,004,000	809,394
		4,461,813
Wireless Telecommunication Services — 3.2%
America Movil SAB de CV
6.13%, 3/30/2040	1,659,000	1,764,703
4.38%, 7/16/2042	1,218,000	1,064,272
Telefonica Europe BV
8.25%, 9/15/2030	1,483,000	1,733,209
Vodafone Group plc
6.15%, 2/27/2037	2,346,000	2,446,329
4.88%, 6/19/2049	50,000	42,991
4.25%, 9/17/2050	4,108,000	3,226,311
		10,277,815
Total Corporate Bonds (Cost $305,868,923)		302,205,714
	Shares
Securities Lending Reinvestments (b) — 0.0% (c)
Investment Companies — 0.0% (c)
Invesco Government & Agency Portfolio, Institutional Class 5.04% (Cost $880)	880	880

See accompanying notes to the financial statements.

28 :: IGHG INVESTMENT GRADE—INTEREST RATE HEDGED :: MAY 31, 2023 :: SCHEDULE OF PORTFOLIO INVESTMENTS PROSHARES TRUST

Investments	Principal Amount	Value
Short-Term Investments — 1.3%
Repurchase Agreements (d) — 1.3%
Repurchase Agreements with various counterparties, rates 4.95% - 5.05%, dated 5/31/2023, due 6/1/2023, total to be received $4,289,543 (Cost $4,288,945)	$4,288,945	$4,288,945
Total Investments — 96.4% (Cost $310,158,748)		306,495,539
Other assets less liabilities — 3.6%		11,516,086
Net Assets — 100.0%		$318,011,625

(a)  The security or a portion of this security is on loan at May 31, 2023. The total value of securities on loan at May 31, 2023 was $857, collateralized in the form of cash with a value of $880 that was reinvested in the securities shown in the Securities Lending Reinvestment section of the Schedule of Portfolio Investments.

(b)  The security was purchased with cash collateral held from securities on loan at May 31, 2023. The total value of securities purchased was $880.

(c)  Represents less than 0.05% of net assets.

(d)  The Fund invests in Repurchase Agreements jointly with other funds in the Trust. See "Repurchase Agreements" in the Notes to Financial Statements to view the details of each individual agreement and counterparty as well as a description of the securities subject to repurchase.

As of May 31, 2023, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investment securities and derivative instruments, if applicable, for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$5,419,860
Aggregate gross unrealized depreciation	(18,498,840)
Net unrealized depreciation	$(13,078,980)
Federal income tax cost	$314,553,609

Futures Contracts Sold

Investment Grade-Interest Rate Hedged had the following open short futures contracts as of May 31, 2023:

	Number of Contracts	Expiration Date	Trading Currency	Notional Amount	Value and Unrealized Depreciation
U.S. Treasury 10 Year Note	810	9/20/2023	USD	$92,719,687	$(869,317)
U.S. Treasury Long Bond	1,405	9/20/2023	USD	180,322,969	(3,556,472)
U.S. Treasury Ultra Bond	184	9/20/2023	USD	25,185,000	(595,121)
					$(5,020,910)

Abbreviations

USD  U.S. Dollar

See accompanying notes to the financial statements.

PROSHARES TRUST SCHEDULE OF PORTFOLIO INVESTMENTS :: MAY 31, 2023 :: INVESTMENT GRADE—INTEREST RATE HEDGED IGHG :: 29

Investments	Principal Amount	Value
Short-Term Investments — 83.9%
Repurchase Agreements (a) — 83.9%
Repurchase Agreements with various counterparties, rates 4.95% - 5.05%, dated 5/31/2023, due 6/1/2023, total to be received $72,214,280 (Cost $72,204,173)	$72,204,173	$72,204,173
Total Investments — 83.9% (Cost $72,204,173)		72,204,173
Other assets less liabilities — 16.1%		13,860,157
Net Assets — 100.0%		$86,064,330

(a)  The Fund invests in Repurchase Agreements jointly with other funds in the Trust. See "Repurchase Agreements" in the Notes to Financial Statements to view the details of each individual agreement and counterparty as well as a description of the securities subject to repurchase.

As of May 31, 2023, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investment securities and derivative instruments, if applicable, for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$—
Aggregate gross unrealized depreciation	(7,902,086)
Net unrealized depreciation	$(7,902,086)
Federal income tax cost	$72,204,173

Futures Contracts Purchased

K-1 Free Crude Oil Strategy ETF had the following open long futures contracts as of May 31, 2023:

	Number of Contracts	Expiration Date	Trading Currency	Notional Amount	Value and Unrealized Depreciation
WTI Crude Oil	412	7/20/2023	USD	$28,114,880	$(722,709)
WTI Crude Oil	426	11/20/2023	USD	28,686,840	(3,827,532)
WTI Crude Oil	442	5/21/2024	USD	29,065,920	(3,351,845)
					$(7,902,086)

Abbreviations

USD  U.S. Dollar

See accompanying notes to the financial statements.

30 :: OILK K-1 FREE CRUDE OIL STRATEGY ETF :: MAY 31, 2023 :: CONSOLIDATED SCHEDULE OF PORTFOLIO INVESTMENTS PROSHARES TRUST

	Percentage of Net Assets	Shares	Value
Common Stocks (a) — 94.3%
Abbott Laboratories (Health Care Equipment & Supplies)	0.6%	25,390	$2,589,780
AbbVie, Inc. (Biotechnology)	0.5%	16,063	2,216,051
Adobe, Inc.* (Software)	0.5%	4,803	2,006,645
Alphabet, Inc., Class A* (Interactive Media & Services)	1.2%	38,235	4,697,935
Alphabet, Inc., Class C* (Interactive Media & Services)	1.0%	32,073	3,956,846
Amazon.com, Inc.* (Broadline Retail)	1.9%	64,222	7,743,889
Amphenol Corp., Class A (Electronic Equipment, Instruments & Components)	0.4%	20,590	1,553,516
Apple, Inc. (Technology Hardware, Storage & Peripherals)	5.2%	118,622	21,025,750
Arista Networks, Inc.* (Communications Equipment)	0.4%	9,263	1,540,807
Berkshire Hathaway, Inc., Class B* (Financial Services)	0.9%	11,809	3,791,634
Boeing Co. (The)* (Aerospace & Defense)	0.6%	10,656	2,191,939
Broadcom, Inc. (Semiconductors & Semiconductor Equipment)	0.8%	4,023	3,250,423
Cadence Design Systems, Inc.* (Software)	0.4%	7,950	1,835,735
Chevron Corp. (Oil, Gas & Consumable Fuels)	0.4%	11,271	1,697,638
Cigna Group (The) (Health Care Providers & Services)	0.4%	6,984	1,727,912
Citigroup, Inc. (Banks)	0.4%	40,682	1,803,026
CME Group, Inc. (Capital Markets)	0.4%	8,910	1,592,663
ConocoPhillips (Oil, Gas & Consumable Fuels)	0.5%	19,207	1,907,255
CSX Corp. (Ground Transportation)	0.4%	54,874	1,682,985
CVS Health Corp. (Health Care Providers & Services)	0.5%	27,805	1,891,574
Danaher Corp. (Life Sciences Tools & Services)	0.5%	8,441	1,938,222
Elevance Health, Inc. (Health Care Providers & Services)	0.5%	4,374	1,958,765
Eli Lilly & Co. (Pharmaceuticals)	0.4%	3,907	1,677,900
Exxon Mobil Corp. (Oil, Gas & Consumable Fuels)	1.0%	41,824	4,273,576
Fortinet, Inc.* (Software)	0.4%	22,964	1,569,130
Gilead Sciences, Inc. (Biotechnology)	0.4%	20,216	1,555,419
	Percentage of Net Assets	Shares	Value
Common Stocks (a) (continued)
Home Depot, Inc. (The) (Specialty Retail)	0.4%	6,047	$1,714,022
Humana, Inc. (Health Care Providers & Services)	0.4%	3,281	1,646,636
Intuit, Inc. (Software)	0.4%	4,033	1,690,311
Johnson & Johnson (Pharmaceuticals)	0.7%	18,331	2,842,405
JPMorgan Chase & Co. (Banks)	0.6%	16,375	2,222,251
Keysight Technologies, Inc.* (Electronic Equipment, Instruments & Components)	0.4%	9,545	1,544,381
Lockheed Martin Corp. (Aerospace & Defense)	0.5%	4,513	2,003,817
Mastercard, Inc., Class A (Financial Services)	0.4%	4,198	1,532,354
McKesson Corp. (Health Care Providers & Services)	0.4%	4,124	1,611,824
Meta Platforms, Inc., Class A* (Interactive Media & Services)	0.9%	13,949	3,692,579
Microchip Technology, Inc. (Semiconductors & Semiconductor Equipment)	0.4%	20,389	1,534,476
Microsoft Corp. (Software)	4.8%	58,572	19,234,459
Netflix, Inc.* (Entertainment)	0.4%	4,127	1,631,114
Northrop Grumman Corp. (Aerospace & Defense)	0.4%	3,724	1,621,765
NVIDIA Corp. (Semiconductors & Semiconductor Equipment)	1.5%	16,669	6,306,550
NXP Semiconductors NV (Semiconductors & Semiconductor Equipment)	0.4%	9,129	1,635,004
Pfizer, Inc. (Pharmaceuticals)	0.7%	72,322	2,749,682
Procter & Gamble Co. (The) (Household Products)	0.5%	13,487	1,921,898
Salesforce, Inc.* (Software)	0.5%	8,661	1,934,694
Tesla, Inc.* (Automobiles)	0.8%	16,024	3,267,774
TJX Cos., Inc. (The) (Specialty Retail)	0.5%	24,485	1,880,203
T-Mobile US, Inc.* (Wireless Telecommunication Services)	0.4%	13,308	1,826,523
UnitedHealth Group, Inc. (Health Care Providers & Services)	1.1%	9,056	4,412,445
Visa, Inc., Class A (Financial Services)	1.0%	19,035	4,207,306
Other Common Stocks (b)	55.2%	3,929,938	223,217,387
Total Common Stocks (Cost $337,144,076)			381,558,875

See accompanying notes to the financial statements.

PROSHARES TRUST SUMMARY SCHEDULE OF PORTFOLIO INVESTMENTS :: MAY 31, 2023 :: LARGE CAP CORE PLUS CSM :: 31

	Percentage of Net Assets	Shares	Value
Securities Lending Reinvestments (c) — 0.2%
Investment Companies — 0.2%
Invesco Government & Agency Portfolio, Institutional Class 5.04% (Cost $746,409)	0.2%	746,409	$746,409
		Principal Amount
Short-Term Investments — 1.2%
Repurchase Agreements (d) — 1.2%
Repurchase Agreements with various counterparties, rates 4.95% - 5.05%, dated 5/31/2023, due 6/1/2023, total to be received $5,046,485 (Cost $5,045,777)		$5,045,777	5,045,777
Total Investments — 95.7% (Cost $342,936,262)			387,351,061
Other assets less liabilities — 4.3%			17,223,721
Net assets — 100.0%			$404,574,782

*  Non-income producing security.

(a)  All or a portion of these securities are segregated in connection with obligations for swaps with a total value of $29,476,186.

(b)  The security or a portion of this security is on loan at May 31, 2023. The total value of securities on loan at May 31, 2023 was $726,484, collateralized in the form of cash with a value of $746,409 that was reinvested in the securities shown in the Securities Lending Reinvestment section of the Schedule of Portfolio Investments and $39,060 of collateral in the form of U.S. Government Treasury Securities, interest rates ranging from 0.00% - 4.38%, and maturity dates ranging from August 31, 2023 - November 15, 2052. The total value of collateral is $785,469.

(c)  The security was purchased with cash collateral held from securities on loan at May 31, 2023. The total value of securities purchased was $746,409.

(d)  The Fund invests in Repurchase Agreements jointly with other funds in the Trust. See "Repurchase Agreements" in the Notes to Financial Statements to view the details of each individual agreement and counterparty as well as a description of the securities subject to repurchase.

As of May 31, 2023, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investment securities and derivative instruments, if applicable, for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$78,494,772
Aggregate gross unrealized depreciation	(25,277,830)
Net unrealized appreciation	$53,216,942
Federal income tax cost	$343,918,676

Swap Agreementsa

Large Cap Core Plus had the following open non-exchange traded total return swap agreements as of May 31, 2023:

Notional Amount ($)	Termination Date[b]	Counterparty	Rate Paid (Received)[c]	Reference Instrument	Value and Unrealized Appreciation/ (Depreciation)[d] ($)	Financial Instruments for the Benefit of (the Fund)/the Counterparty ($)	Cash Collateral for the Benefit of (the Fund)/the Counterparty ($)	Net Amount[e] ($)
(52,362,446)	11/7/2024	Goldman Sachs International	(5.18)%	Credit Suisse 130/30 Large Cap Index (short portion)[f]	2,219,489	(1,977,150)	—	242,339
(13,205,838)	11/14/2024	Societe Generale	(4.93)%	Credit Suisse 130/30 Large Cap Index (short portion)[f]	555,685
85,373,880	3/6/2024	Societe Generale	5.83%	Credit Suisse 130/30 Large Cap Index (long portion)[g]	1,026,075
72,168,042					1,581,760	(1,581,760)	—	—
(51,376,973)	11/6/2023	UBS AG	(5.18)%	Credit Suisse 130/30 Large Cap Index (short portion)[f]	6,678,425

See accompanying notes to the financial statements.

32 :: CSM LARGE CAP CORE PLUS :: MAY 31, 2023 :: SUMMARY SCHEDULE OF PORTFOLIO INVESTMENTS PROSHARES TRUST

Notional Amount ($)	Termination Date[b]	Counterparty	Rate Paid (Received)[c]	Reference Instrument	Value and Unrealized Appreciation/ (Depreciation)[d] ($)	Financial Instruments for the Benefit of (the Fund)/the Counterparty ($)	Cash Collateral for the Benefit of (the Fund)/the Counterparty ($)	Net Amount[e] ($)
54,505,935	11/7/2024	UBS AG	5.63%	Credit Suisse 130/30 Large Cap Index (long portion)[g]	(695,117)
3,128,962					5,983,308	(5,983,308)	—	—
22,934,558					9,784,557
				Total Unrealized Appreciation	10,479,674
				Total Unrealized Depreciation	(695,117)

a  The Fund's Swap Agreements are not accounted for as hedging instruments under ASC 815.

b  Agreements may be terminated at will by either party without penalty. Payment is due at termination/maturity.

c  Reflects the floating financing rate, as of May 31, 2023, on the notional amount of the swap agreement paid to the counterparty or received from the counterparty, excluding any commissions. This amount is included as part of the unrealized appreciation/(depreciation).

d  The Fund discloses amounts due to the Fund from the counterparty (unrealized appreciation on swap agreements) at period end as an asset on its Statement of Assets and Liabilities. Amounts due to the counterparty from the Fund (unrealized depreciation on swap agreements) are disclosed as a liability on its Statement of Assets and Liabilities. The Fund presents these amounts on a gross basis and does not offset or "net" these amounts on its Statement of Assets and Liabilities.

e  Represents the "uncollateralized" amount due from or (to) the counterparty at period end. These amounts could be due to timing differences between the movement of collateral in relation to market movements, or due to agreement provisions allowing minimum "thresholds" that would need to be exceeded prior to the movement of collateral. To the extent that a net amount is due from a counterparty, the Fund would be exposed to the counterparty by such amount and could suffer losses or delays in recovery of that amount in the event of a counterparty default.

f  Certain underlying short component disclosures related to this index may be found on the website at www.proshares.com/globalassets/proshares/documents/resources/Large_Cap_Short_May.pdf.

g  See the Common Stocks section of the preceding Schedule of Portfolio Investments for the representative long components of the underlying reference instrument and their relative weightings.

Large Cap Core Plus invested, as a percentage of net assets, in the following industries, as of May 31, 2023:

Aerospace & Defense	2.4%
Air Freight & Logistics	0.4%
Automobile Components	0.4%
Automobiles	1.1%
Banks	2.8%
Beverages	0.6%
Biotechnology	1.8%
Broadline Retail	1.9%
Building Products	0.3%
Capital Markets	2.3%
Chemicals	1.7%
Commercial Services & Supplies	0.8%
Communications Equipment	1.2%
Consumer Finance	0.4%
Consumer Staples Distribution & Retail	1.4%
Containers & Packaging	0.8%
Distributors	0.4%
Diversified Telecommunication Services	0.3%
Electric Utilities	1.9%
Electrical Equipment	0.5%
Electronic Equipment, Instruments & Components	1.1%
Energy Equipment & Services	0.3%

See accompanying notes to the financial statements.

PROSHARES TRUST SUMMARY SCHEDULE OF PORTFOLIO INVESTMENTS :: MAY 31, 2023 :: LARGE CAP CORE PLUS CSM :: 33

Entertainment	1.1%
Financial Services	2.7%
Food Products	2.5%
Gas Utilities	0.3%
Ground Transportation	1.1%
Health Care Equipment & Supplies	2.0%
Health Care Providers & Services	4.3%
Health Care REITs	0.5%
Hotel & Resort REITs	0.3%
Hotels, Restaurants & Leisure	2.3%
Household Durables	1.2%
Household Products	0.8%
Independent Power and Renewable Electricity Producers	0.1%
Industrial Conglomerates	0.4%
Industrial REITs	0.1%
Insurance	3.0%
Interactive Media & Services	3.1%
IT Services	1.2%
Life Sciences Tools & Services	2.3%
Machinery	2.3%
Media	1.2%
Metals & Mining	0.3%
Multi-Utilities	1.4%
Office REITs	0.2%
Oil, Gas & Consumable Fuels	3.6%
Passenger Airlines	1.0%
Pharmaceuticals	2.7%
Professional Services	1.3%
Residential REITs	1.8%
Retail REITs	0.8%
Semiconductors & Semiconductor Equipment	5.6%
Software	8.4%
Specialized REITs	1.0%
Specialty Retail	1.6%
Technology Hardware, Storage & Peripherals	5.7%
Textiles, Apparel & Luxury Goods	0.5%
Tobacco	0.2%
Trading Companies & Distributors	0.2%
Wireless Telecommunication Services	0.4%
Other[a]	5.7%
100.0%

a  Includes any non-equity securities and net other assets (liabilities).

See accompanying notes to the financial statements.

34 :: CSM LARGE CAP CORE PLUS :: MAY 31, 2023 :: SUMMARY SCHEDULE OF PORTFOLIO INVESTMENTS PROSHARES TRUST

Investments	Shares	Value
Common Stocks — 89.0%
Broadline Retail — 61.0%
Alibaba Group Holding Ltd., ADR*	28,861	$2,295,893
Amazon.com, Inc.*	39,857	4,805,957
ContextLogic, Inc., Class A*(a)	77,112	540,555
Coupang, Inc., Class A*	54,430	849,108
eBay, Inc.	29,607	1,259,482
Etsy, Inc.*	7,692	623,437
Global-e Online Ltd.*	2,736	98,003
JD.com, Inc., ADR	17,603	573,858
MercadoLibre, Inc.*	546	676,494
Ozon Holdings plc, ADR*‡(b)	3,471	—
PDD Holdings, Inc., ADR*	14,197	927,348
Qurate Retail, Inc., Series A*	637,623	529,291
Vipshop Holdings Ltd., ADR*	8,085	115,777
		13,295,203
Consumer Staples Distribution & Retail — 0.4%
Dada Nexus Ltd., ADR*	9,278	43,236
DingDong Cayman Ltd., ADR*	15,470	36,045
		79,281
Entertainment — 3.9%
Sea Ltd., ADR*	14,985	860,289
Health Care Equipment & Supplies — 2.6%
Figs, Inc., Class A*	69,801	575,160
Hotels, Restaurants & Leisure — 3.7%
DoorDash, Inc., Class A*	12,337	805,483
Interactive Media & Services — 2.7%
Shutterstock, Inc.	11,708	582,707
Professional Services — 0.2%
Fiverr International Ltd.*	1,651	43,240
Specialty Retail — 11.7%
Chewy, Inc., Class A*(a)	22,761	671,222
Farfetch Ltd., Class A*(a)	11,201	55,221
Overstock.com, Inc.*	31,755	594,771
Revolve Group, Inc., Class A*(a)	35,942	547,037
Wayfair, Inc., Class A*	17,032	686,730
		2,554,981
Trading Companies & Distributors — 2.8%
Xometry, Inc., Class A*(a)	32,784	599,947
Total Common Stocks (Cost $23,139,297)		19,396,291
Investments	Shares	Value
Securities Lending Reinvestments (c) — 7.2%
Investment Companies — 7.2%
Invesco Government & Agency Portfolio, Institutional Class 5.04% (Cost $1,567,632)	1,567,632	$1,567,632
	Principal Amount
Short-Term Investments — 2.2%
Repurchase Agreements (d) — 2.2%
Repurchase Agreements with various counterparties, rates 4.95% - 5.05%, dated 5/31/2023, due 6/1/2023, total to be received $476,322 (Cost $476,257)	$476,257	476,257
Total Investments — 98.4% (Cost $25,183,186)		21,440,180
Other assets less liabilities — 1.6%		349,125
Net Assets — 100.0%		$21,789,305

*  Non-income producing security.

‡  Value determined using significant unobservable inputs.

(a)  The security or a portion of this security is on loan at May 31, 2023. The total value of securities on loan at May 31, 2023 was $1,744,489, collateralized in the form of cash with a value of $1,567,632 that was reinvested in the securities shown in the Securities Lending Reinvestment section of the Schedule of Portfolio Investments and $296,045 of collateral in the form of U.S. Government Treasury Securities, interest rates ranging from 0.00% - 5.25%, and maturity dates ranging from July 15, 2023 - August 15, 2049. The total value of collateral is $1,863,677.

(b)  Security fair valued as of May 31, 2023 in accordance with procedures approved by the Board of Trustees. Total value of all such securities at May 31, 2023 amounted to $0, which represents approximately 0.00% of net assets of the Fund.

(c)  The security was purchased with cash collateral held from securities on loan at May 31, 2023. The total value of securities purchased was $1,567,632.

(d)  The Fund invests in Repurchase Agreements jointly with other funds in the Trust. See "Repurchase Agreements" in the Notes to Financial Statements to view the details of each individual agreement and counterparty as well as a description of the securities subject to repurchase.

Abbreviations

ADR  American Depositary Receipt

As of May 31, 2023, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investment securities and derivative instruments, if applicable, for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$1,948,329
Aggregate gross unrealized depreciation	(8,499,413)
Net unrealized depreciation	$(6,551,084)
Federal income tax cost	$29,048,595

See accompanying notes to the financial statements.

PROSHARES TRUST SCHEDULE OF PORTFOLIO INVESTMENTS :: MAY 31, 2023 :: LONG ONLINE/SHORT STORES ETF CLIX :: 35

Swap Agreementsa

Long Online/Short Stores ETF had the following open non-exchange traded total return swap agreements as of May 31, 2023:

Notional Amount ($)	Termination Date[b]	Counterparty	Rate Paid (Received)[c]	Reference Instrument	Value and Unrealized Appreciation/ (Depreciation)[d] ($)	Financial Instruments for the Benefit of (the Fund)/the Counterparty ($)	Cash Collateral for the Benefit of (the Fund)/the Counterparty ($)	Net Amount[e] ($)
(9,680,224)	11/6/2023	BNP Paribas SA	(5.03)%	Solactive- ProShares Bricks and Mortar Retail Store Index	1,080,169
1,648,380	11/6/2023	BNP Paribas SA	5.43%	ProShares Online Retail Index	(65,794)
(8,031,844)					1,014,375	(822,369)	—	192,006
(108,361)	11/7/2024	Goldman Sachs International	(4.08)%	Solactive- ProShares Bricks and Mortar Retail Store Index	18,766
9,379	11/7/2024	Goldman Sachs International	5.68%	ProShares Online Retail Index	(7,500)
(98,982)					11,266	—	—	11,266
(1,040,541)	3/6/2025	Societe Generale	(4.33)%	Solactive- ProShares Bricks and Mortar Retail Store Index	141,468
671,780	11/14/2024	Societe Generale	4.28%	ProShares Online Retail Index	(111,223)
(368,761)					30,245	—	—	30,245
37,517	3/6/2024	UBS AG	5.43%	Solactive- ProShares Bricks and Mortar Retail Store Index	1,445	—	—	1,445
(8,462,070)					1,057,331
				Total Unrealized Appreciation	1,241,848
				Total Unrealized Depreciation	(184,517)

a  The Fund's Swap Agreements are not accounted for as hedging instruments under ASC 815.

b  Agreements may be terminated at will by either party without penalty. Payment is due at termination/maturity.

c  Reflects the floating financing rate, as of May 31, 2023, on the notional amount of the swap agreement paid to the counterparty or received from the counterparty, excluding any commissions. This amount is included as part of the unrealized appreciation/(depreciation).

d  The Fund discloses amounts due to the Fund from the counterparty (unrealized appreciation on swap agreements) at period end as an asset on its Statement of Assets and Liabilities. Amounts due to the counterparty from the Fund (unrealized depreciation on swap agreements) are disclosed as a liability on its Statement of Assets and Liabilities. The Fund presents these amounts on a gross basis and does not offset or "net" these amounts on its Statement of Assets and Liabilities.

e  Represents the "uncollateralized" amount due from or (to) the counterparty at period end. These amounts could be due to timing differences between the movement of collateral in relation to market movements, or due to agreement provisions allowing minimum "thresholds" that would need to be exceeded prior to the movement of collateral. To the extent that a net amount is due from a counterparty, the Fund would be exposed to the counterparty by such amount and could suffer losses or delays in recovery of that amount in the event of a counterparty default.

See accompanying notes to the financial statements.

36 :: CLIX LONG ONLINE/SHORT STORES ETF :: MAY 31, 2023 :: SCHEDULE OF PORTFOLIO INVESTMENTS PROSHARES TRUST

Investments	Shares	Value
Common Stocks — 73.7%
Aerospace & Defense — 2.5%
Aerojet Rocketdyne Holdings, Inc.*	6,237	$339,792
Biotechnology — 12.6%
CTI BioPharma Corp.*	38,600	349,330
Horizon Therapeutics plc*	3,090	309,092
IVERIC bio, Inc.*	9,105	343,714
Prometheus Biosciences, Inc.*	1,790	355,673
Seagen, Inc.*	1,714	335,430
		1,693,239
Capital Markets — 2.6%
Focus Financial Partners, Inc., Class A*	6,585	343,013
Chemicals — 2.5%
Chr Hansen Holding A/S	4,632	335,898
Consumer Staples Distribution & Retail — 2.0%
Albertsons Cos., Inc., Class A	13,433	273,496
Diversified Telecommunication Services — 2.6%
Radius Global Infrastructure, Inc., Class A*	23,322	345,166
Electric Utilities — 2.5%
Origin Energy Ltd.	62,700	339,724
Health Care Equipment & Supplies — 4.8%
Heska Corp.*	2,950	353,203
NuVasive, Inc.*	7,698	293,756
		646,959
Health Care Providers & Services — 2.4%
Amedisys, Inc.*	4,290	325,740
Hotels, Restaurants & Leisure — 2.6%
Ruth's Hospitality Group, Inc.	16,100	345,023
Household Durables — 1.6%
iRobot Corp.*	5,888	208,730
Life Sciences Tools & Services — 2.5%
Syneos Health, Inc.*	8,225	342,160
Investments	Shares	Value
Common Stocks (continued)
Machinery — 2.8%
Desktop Metal, Inc., Class A*	199,000	$370,172
Metals & Mining — 4.8%
Arconic Corp.*	11,950	345,474
Newcrest Mining Ltd.	17,950	299,946
		645,420
Mortgage Real Estate Investment Trusts (REITs) — 2.4%
Ready Capital Corp.	31,503	318,490
Oil, Gas & Consumable Fuels — 4.7%
PDC Energy, Inc.	4,900	336,238
Ranger Oil Corp., Class A	8,052	295,911
		632,149
Software — 7.7%
ForgeRock, Inc., Class A*	15,605	314,129
Qualtrics International, Inc., Class A*	19,183	346,829
VMware, Inc., Class A*	2,753	375,206
		1,036,164
Specialized REITs — 2.3%
Life Storage, Inc., REIT	2,450	312,105
Specialty Retail — 2.6%
Franchise Group, Inc.	11,850	344,835
Trading Companies & Distributors — 5.2%
Triton International Ltd.	4,125	340,890
Univar Solutions, Inc.*	9,846	350,714
		691,604
Total Common Stocks (Cost $10,393,101)		9,889,879
Master Limited Partnerships — 2.5%
Oil, Gas & Consumable Fuels — 2.5%
Magellan Midstream Partners LP (Cost $341,151)	5,500	331,155

See accompanying notes to the financial statements.

PROSHARES TRUST SCHEDULE OF PORTFOLIO INVESTMENTS :: MAY 31, 2023 :: MERGER ETF MRGR :: 37

Investments	Principal Amount	Value
Short-Term Investments — 21.0%
Repurchase Agreements (a) — 21.0%
Repurchase Agreements with various counterparties, rates 4.95% - 5.05%, dated 5/31/2023, due 6/1/2023, total to be received $2,817,268 (Cost $2,816,874)	$2,816,874	$2,816,874
Total Investments — 97.2% (Cost $13,551,126)		13,037,908
Other assets less liabilities — 2.8%		381,880
Net Assets — 100.0%		$13,419,788

*  Non-income producing security.

(a)  The Fund invests in Repurchase Agreements jointly with other funds in the Trust. See "Repurchase Agreements" in the Notes to Financial Statements to view the details of each individual agreement and counterparty as well as a description of the securities subject to repurchase.

As of May 31, 2023, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investment securities and derivative instruments, if applicable, for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$346,859
Aggregate gross unrealized depreciation	(635,488)
Net unrealized depreciation	$(288,629)
Federal income tax cost	$13,551,126

Forward Currency Contracts

Merger ETF had the following open forward currency contracts as of May 31, 2023:

Currency	Counterparty	Delivery Date	Foreign Currency to Receive (Pay)	U.S. Dollars to Receive (Pay)	Market Value	Net Unrealized Appreciation/ (Depreciation)[a]
U.S. Dollar vs. Australian Dollar	Goldman Sachs International	07/19/23	162,000	$(105,036)	$105,561	$525
U.S. Dollar vs. Danish Krone	Goldman Sachs International	07/19/23	37,000	(5,315)	5,328	13
U.S. Dollar vs. Australian Dollar	Goldman Sachs International	07/19/23	(1,546,000)	1,031,662	(1,007,389)	24,273
U.S. Dollar vs. Danish Krone	Goldman Sachs International	07/19/23	(2,604,000)	383,664	(374,987)	8,677
Total Unrealized Appreciation						$33,488
U.S. Dollar vs. Australian Dollar	Goldman Sachs International	07/19/23	526,000	$(355,203)	$342,747	$(12,456)
U.S. Dollar vs. Danish Krone	Goldman Sachs International	07/19/23	104,000	(15,379)	14,976	(403)
Total Unrealized Depreciation						$(12,859)
Total Net Unrealized Appreciation						$20,629 [b]

a  The Fund discloses amounts due to the Fund from the counterparty (unrealized appreciation on forward currency contracts) at period end as an asset on its Statements of Assets and Liabilities. Amounts due to the counterparty from the Fund (unrealized depreciation on forward currency contracts) are disclosed as a liability on its Statements of Assets and Liabilities. The Fund presents these amounts on a gross basis and does not offset or "net" these amounts on its Statements of Assets and Liabilities.

b  The Net Amount of the Fund's uncollateralized exposure to the counterparty under these contracts is equal to the net unrealized appreciation of $20,629. Neither the Fund nor the counterparty has posted Financial Instruments or cash as collateral pursuant to these contracts.

See accompanying notes to the financial statements.

38 :: MRGR MERGER ETF :: MAY 31, 2023 :: SCHEDULE OF PORTFOLIO INVESTMENTS PROSHARES TRUST

Swap Agreementsa

Merger ETF had the following open non-exchange traded total return swap agreements as of May 31, 2023:

Notional Amount ($)	Termination Date[b]	Counterparty	Rate Paid (Received)[c]	Reference Instrument	Value and Unrealized Appreciation/ (Depreciation)[d] ($)	Financial Instruments for the Benefit of (the Fund)/the Counterparty ($)	Cash Collateral for the Benefit of (the Fund)/the Counterparty ($)	Net Amount[e] ($)
(7,114)	11/9/2023	Citibank NA	(4.18)%	S&P Merger Arbitrage Index (short exposure to Acquirers)[f]	278
7,397	11/9/2023	Citibank NA	5.53%	S&P Merger Arbitrage Index (long exposure to Targets)[g]	(224)
283					54	—	—	54
(3,855,750)	4/10/2025	Societe Generale	(4.43)%	S&P Merger Arbitrage Index (short exposure to Acquirers)[f]	238,387
1,762,925	11/14/2024	Societe Generale	5.58%	S&P Merger Arbitrage Index (long exposure to Targets)[g]	(34,481)
(2,092,825)					203,906	—	—	203,906
(2,092,542)					203,960
				Total Unrealized Appreciation	238,665
				Total Unrealized Depreciation	(34,705)

a  The Fund's Swap Agreements are not accounted for as hedging instruments under ASC 815.

b  Agreements may be terminated at will by either party without penalty. Payment is due at termination/maturity.

c  Reflects the floating financing rate, as of May 31, 2023, on the notional amount of the swap agreement paid to the counterparty or received from the counterparty, excluding any commissions. This amount is included as part of the unrealized appreciation/(depreciation).

d  The Fund discloses amounts due to the Fund from the counterparty (unrealized appreciation on swap agreements) at period end as an asset on its Statement of Assets and Liabilities. Amounts due to the counterparty from the Fund (unrealized depreciation on swap agreements) are disclosed as a liability on its Statement of Assets and Liabilities. The Fund presents these amounts on a gross basis and does not offset or "net" these amounts on its Statement of Assets and Liabilities.

e  Represents the "uncollateralized" amount due from or (to) the counterparty at period end. These amounts could be due to timing differences between the movement of collateral in relation to market movements, or due to agreement provisions allowing minimum "thresholds" that would need to be exceeded prior to the movement of collateral. To the extent that a net amount is due from a counterparty, the Fund would be exposed to the counterparty by such amount and could suffer losses or delays in recovery of that amount in the event of a counterparty default.

f  Certain underlying short component disclosures related to this index may be found on the website at www.proshares.com/globalassets/proshares/documents/resources/Merger_Acquirers_May.pdf.

g  See the Common Stocks section of the preceding Schedule of Portfolio Investments for the representative long components of the underlying reference instrument and their relative weightings.

Merger ETF invested, as a percentage of net assets, in the following countries as of May 31, 2023:

United States	66.4%
Australia	4.8%
Bermuda	2.5%
Denmark	2.5%
Other[a]	23.8%
100.0%

a  Includes any non-equity securities and net other assets (liabilities).

See accompanying notes to the financial statements.

PROSHARES TRUST SCHEDULE OF PORTFOLIO INVESTMENTS :: MAY 31, 2023 :: MERGER ETF MRGR :: 39

Investments	Shares	Value
Common Stocks — 99.8%
Broadline Retail — 4.5%
Amazon.com, Inc.*	2,313	$278,902
Communications Equipment — 1.4%
Lumentum Holdings, Inc.*	1,610	85,169
Electronic Equipment, Instruments & Components — 6.4%
Coherent Corp.*	4,350	160,776
MicroVision, Inc.*(a)	50,826	238,374
		399,150
Entertainment — 8.9%
Activision Blizzard, Inc.*	921	73,864
Electronic Arts, Inc.	1,072	137,216
ROBLOX Corp., Class A*	5,698	238,518
Take-Two Interactive Software, Inc.*	741	102,058
		551,656
Health Care Equipment & Supplies — 0.2%
Penumbra, Inc.*	32	9,835
Household Durables — 5.7%
Sony Group Corp., ADR	989	92,669
Vuzix Corp.*(a)	51,909	260,583
		353,252
Interactive Media & Services — 14.9%
Alphabet, Inc., Class A*	2,315	284,444
fuboTV, Inc.*	73,001	113,151
Meta Platforms, Inc., Class A*	1,050	277,956
Pinterest, Inc., Class A*	770	18,434
Snap, Inc., Class A*	22,244	226,889
		920,874
IT Services — 6.1%
Accenture plc, Class A	899	275,022
Globant SA*	571	104,956
		379,978
Media — 0.6%
Stagwell, Inc., Class A*	6,506	40,337
Professional Services — 1.6%
TELUS International CDA, Inc.*	6,285	98,046
Real Estate Management & Development — 4.3%
eXp World Holdings, Inc. (a)	17,415	268,017
Investments	Shares	Value
Common Stocks (continued)
Semiconductors & Semiconductor Equipment — 23.7%
Advanced Micro Devices, Inc.*	1,196	$141,379
Ambarella, Inc.*	2,122	153,463
CEVA, Inc.*	6,201	155,149
Cirrus Logic, Inc.*	515	40,005
Himax Technologies, Inc., ADR (a)	31,531	216,933
NVIDIA Corp.	852	322,346
QUALCOMM, Inc.	2,140	242,697
STMicroelectronics NV, NYRS (a)	1,515	65,812
Universal Display Corp.	870	128,177
		1,465,961
Software — 14.5%
Adobe, Inc.*	684	285,768
Agora, Inc., ADR*	5,003	13,708
Matterport, Inc.*	10,054	29,861
Microsoft Corp.	787	258,443
PTC, Inc.*	969	130,234
Unity Software, Inc.*(a)	5,988	177,963
		895,977
Specialty Retail — 0.4%
Williams-Sonoma, Inc.	215	24,405
Technology Hardware, Storage & Peripherals — 6.6%
Apple, Inc.	1,408	249,568
Immersion Corp.	8,934	63,253
Xerox Holdings Corp.	6,881	96,815
		409,636
Total Common Stocks (Cost $6,323,840)		6,181,195
Securities Lending Reinvestments (b) — 15.9%
Investment Companies — 15.9%
Invesco Government & Agency Portfolio, Institutional Class 5.04% (Cost $984,277)	984,277	984,277
Total Investments — 115.7% (Cost $7,308,117)		7,165,472
Liabilities in excess of other assets — (15.7%)		(970,353)
Net Assets — 100.0%		$6,195,119

*  Non-income producing security.

(a)  The security or a portion of this security is on loan at May 31, 2023. The total value of securities on loan at May 31, 2023 was $952,852, collateralized in the form of cash with a value of $984,277 that was reinvested in the securities shown in the Securities Lending Reinvestment section of the Schedule of Portfolio Investments.

See accompanying notes to the financial statements.

40 :: VERS METAVERSE ETF :: MAY 31, 2023 :: SCHEDULE OF PORTFOLIO INVESTMENTS PROSHARES TRUST

(b)  The security was purchased with cash collateral held from securities on loan at May 31, 2023. The total value of securities purchased was $984,277.

Abbreviations

ADR  American Depositary Receipt

NYRS  New York Registry Shares

As of May 31, 2023, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investment securities and derivative instruments, if applicable, for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$631,435
Aggregate gross unrealized depreciation	(983,871)
Net unrealized depreciation	$(352,436)
Federal income tax cost	$7,517,908

Metaverse ETF invested, as a percentage of net assets, in the following countries as of May 31, 2023:

United States	91.9%
Taiwan	3.5%
Philippines	1.6%
Japan	1.5%
Singapore	1.1%
China	0.2%
Other[a]	0.2%
100.0%

a  Includes any non-equity securities and net other assets (liabilities).

See accompanying notes to the financial statements.

PROSHARES TRUST SCHEDULE OF PORTFOLIO INVESTMENTS :: MAY 31, 2023 :: METAVERSE ETF VERS :: 41

Investments	Shares	Value
Common Stocks — 98.6%
Aerospace & Defense — 1.4%
BAE Systems plc	114,891	$1,321,719
Air Freight & Logistics — 1.5%
DSV A/S	7,387	1,419,723
Beverages — 1.4%
Diageo plc	31,916	1,323,962
Biotechnology — 1.5%
CSL Ltd.	6,949	1,377,850
Broadline Retail — 1.4%
Pan Pacific International Holdings Corp.	74,283	1,264,855
Building Products — 1.4%
Geberit AG (Registered)	2,507	1,322,952
Capital Markets — 1.4%
Partners Group Holding AG	1,486	1,334,255
Chemicals — 7.2%
Croda International plc	17,923	1,355,040
Givaudan SA (Registered)	416	1,363,382
Nissan Chemical Corp.	31,361	1,360,252
Sika AG (Registered)	4,940	1,342,336
Symrise AG, Class A	12,323	1,313,492
		6,734,502
Consumer Staples Distribution & Retail — 1.4%
Welcia Holdings Co. Ltd.	62,622	1,321,330
Diversified Telecommunication Services — 2.9%
HKT Trust & HKT Ltd.	1,083,599	1,384,216
Telenor ASA (a)	129,352	1,323,360
		2,707,576
Electric Utilities — 1.4%
CK Infrastructure Holdings Ltd.	238,815	1,320,945
Electronic Equipment, Instruments & Components — 3.0%
Halma plc	45,331	1,353,454
Murata Manufacturing Co. Ltd.	24,148	1,417,095
		2,770,549
Financial Services — 1.4%
Sofina SA	6,463	1,329,809
Food Products — 4.3%
Chocoladefabriken Lindt & Spruengli AG	115	1,369,961
Investments	Shares	Value
Common Stocks (continued)
Kerry Group plc, Class A	13,764	$1,337,957
Nestle SA (Registered)	11,163	1,317,604
		4,025,522
Gas Utilities — 2.9%
APA Group	207,415	1,347,656
Enagas SA (a)	73,185	1,393,092
		2,740,748
Health Care Equipment & Supplies — 2.8%
Coloplast A/S, Class B	10,654	1,337,622
DiaSorin SpA	12,750	1,307,625
		2,645,247
Health Care Providers & Services — 4.2%
Fresenius Medical Care AG & Co. KGaA	30,202	1,286,324
Fresenius SE & Co. KGaA	47,495	1,295,735
Sonic Healthcare Ltd.	58,968	1,342,891
		3,924,950
Household Durables — 1.4%
Sekisui Chemical Co. Ltd.	96,568	1,330,519
Household Products — 1.5%
Unicharm Corp.	36,407	1,383,422
Industrial Conglomerates — 1.5%
Hikari Tsushin, Inc.	9,460	1,365,696
Industrial REITs — 1.5%
Warehouses De Pauw CVA, REIT	49,381	1,381,407
Insurance — 4.6%
AIA Group Ltd.	139,536	1,338,633
Legal & General Group plc	481,448	1,361,088
Tokio Marine Holdings, Inc.	68,193	1,534,545
		4,234,266
IT Services — 7.3%
Bechtle AG	33,469	1,308,790
Itochu Techno-Solutions Corp.	54,336	1,411,729
Obic Co. Ltd.	8,401	1,358,327
SCSK Corp.	86,735	1,370,725
TIS, Inc.	48,046	1,344,593
		6,794,164
Machinery — 4.3%
Kurita Water Industries Ltd.	32,895	1,344,383
Spirax-Sarco Engineering plc	10,079	1,364,741
Techtronic Industries Co. Ltd.	139,801	1,297,422
		4,006,546

See accompanying notes to the financial statements.

42 :: EFAD MSCI EAFE DIVIDEND GROWERS ETF :: MAY 31, 2023 :: SCHEDULE OF PORTFOLIO INVESTMENTS PROSHARES TRUST

Investments	Shares	Value
Common Stocks (continued)
Multi-Utilities — 1.5%
National Grid plc	102,662	$1,407,266
Oil, Gas & Consumable Fuels — 1.4%
Washington H Soul Pattinson & Co. Ltd.	62,741	1,304,163
Personal Care Products — 2.8%
Kao Corp.	37,099	1,295,006
Kobayashi Pharmaceutical Co. Ltd.	23,731	1,338,441
		2,633,447
Pharmaceuticals — 10.1%
Astellas Pharma, Inc.	86,009	1,358,944
Novartis AG (Registered)	14,038	1,338,459
Novo Nordisk A/S, Class B	8,456	1,351,227
Roche Holding AG	4,408	1,389,691
Sanofi	12,848	1,299,595
Shionogi & Co. Ltd.	31,256	1,404,020
UCB SA	14,790	1,285,376
		9,427,312
Professional Services — 3.0%
RELX plc	45,276	1,408,488
Wolters Kluwer NV	12,006	1,366,997
		2,775,485
Real Estate Management & Development — 2.9%
Hulic Co. Ltd.	161,748	1,346,405
Swire Properties Ltd.	552,679	1,317,407
		2,663,812
Retail REITs — 2.9%
Japan Metropolitan Fund Invest, REIT	1,970	1,390,273
Link REIT, REIT	221,516	1,287,514
		2,677,787
Semiconductors & Semiconductor Equipment — 1.6%
ASML Holding NV	2,025	1,449,669
Software — 1.5%
SAP SE	10,489	1,366,256
Specialty Retail — 1.4%
Nitori Holdings Co. Ltd.	10,476	1,274,306
Trading Companies & Distributors — 4.4%
Ashtead Group plc	22,747	1,381,439
Brenntag SE	17,143	1,341,104
Bunzl plc	36,097	1,406,582
		4,129,125
Investments	Shares	Value
Common Stocks (continued)
Water Utilities — 1.5%
United Utilities Group plc	108,777	$1,365,034
Total Common Stocks (Cost $91,987,461)		91,856,176
Securities Lending Reinvestments (b) — 0.0% (c)
Investment Companies — 0.0% (c)
Invesco Government & Agency Portfolio, Institutional Class 5.04% (Cost $24,231)	24,231	24,231
	Principal Amount
Short-Term Investments — 0.3%
Repurchase Agreements (d) — 0.3%
Repurchase Agreements with various counterparties, rates 4.95% - 5.05%, dated 5/31/2023, due 6/1/2023, total to be received $285,489 (Cost $285,448)	$285,448	285,448
Total Investments — 98.9% (Cost $92,297,140)		92,165,855
Other assets less liabilities — 1.1%		1,020,207
Net Assets — 100.0%		$93,186,062

(a)  The security or a portion of this security is on loan at May 31, 2023. The total value of securities on loan at May 31, 2023 was $23,085, collateralized in the form of cash with a value of $24,231 that was reinvested in the securities shown in the Securities Lending Reinvestment section of the Schedule of Portfolio Investments.

(b)  The security was purchased with cash collateral held from securities on loan at May 31, 2023. The total value of securities purchased was $24,231.

(c)  Represents less than 0.05% of net assets.

(d)  The Fund invests in Repurchase Agreements jointly with other funds in the Trust. See "Repurchase Agreements" in the Notes to Financial Statements to view the details of each individual agreement and counterparty as well as a description of the securities subject to repurchase.

Abbreviations

CVA  Dutch Certification

As of May 31, 2023, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investment securities and derivative instruments, if applicable, for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$10,000,156
Aggregate gross unrealized depreciation	(10,521,627)
Net unrealized depreciation	$(521,471)
Federal income tax cost	$92,687,326

See accompanying notes to the financial statements.

PROSHARES TRUST SCHEDULE OF PORTFOLIO INVESTMENTS :: MAY 31, 2023 :: MSCI EAFE DIVIDEND GROWERS ETF EFAD :: 43

MSCI EAFE Dividend Growers ETF invested, as a percentage of net assets, in the following countries as of May 31, 2023:

Japan	29.2%
United Kingdom	16.2%
Switzerland	8.7%
Hong Kong	8.5%
Germany	8.5%
United States	5.8%
Denmark	4.4%
Belgium	4.3%
Australia	4.3%
Netherlands	3.0%
Spain	1.5%
Ireland	1.4%
Norway	1.4%
Italy	1.4%
Other[a]	1.4%
100.0%

a  Includes any non-equity securities and net other assets (liabilities).

See accompanying notes to the financial statements.

44 :: EFAD MSCI EAFE DIVIDEND GROWERS ETF :: MAY 31, 2023 :: SCHEDULE OF PORTFOLIO INVESTMENTS PROSHARES TRUST

Investments	Shares	Value
Common Stocks — 99.5%
Automobiles — 2.6%
Ford Otomotiv Sanayi A/S	15,066	$416,446
Banks — 4.9%
China Merchants Bank Co. Ltd., Class A	85,100	386,905
Taiwan Cooperative Financial Holding Co. Ltd.	446,860	406,468
		793,373
Beverages — 9.8%
Arca Continental SAB de CV	41,083	415,336
Jiangsu King's Luck Brewery JSC Ltd., Class A*	50,500	395,859
Kweichow Moutai Co. Ltd., Class A	1,700	389,777
Wuliangye Yibin Co. Ltd., Class A	16,900	383,416
		1,584,388
Chemicals — 12.6%
Asian Paints Ltd.	11,008	424,842
Berger Paints India Ltd.	54,302	426,930
Orbia Advance Corp. SAB de CV	186,238	386,605
Pidilite Industries Ltd.	13,229	417,001
Sinoma Science & Technology Co. Ltd., Class A	140,100	382,966
		2,038,344
Construction & Engineering — 5.1%
China Railway Group Ltd., Class A	369,800	410,692
Metallurgical Corp. of China Ltd., Class A	714,900	405,530
		816,222
Construction Materials — 2.6%
UltraTech Cement Ltd.	4,420	420,462
Electric Utilities — 5.3%
Interconexion Electrica SA ESP	112,999	446,917
Power Grid Corp. of India Ltd.	145,283	410,657
		857,574
Financial Services — 2.4%
Chailease Holding Co. Ltd.	58,340	384,472
Food Products — 2.6%
Marico Ltd.	64,579	423,895
Gas Utilities — 2.3%
China Resources Gas Group Ltd.	111,868	367,872
Investments	Shares	Value
Common Stocks (continued)
Ground Transportation — 2.4%
Localiza Rent a Car SA	32,386	$396,040
Health Care Equipment & Supplies — 2.5%
Lepu Medical Technology Beijing Co. Ltd., Class A	117,800	409,557
Independent Power and Renewable Electricity Producers — 2.6%
China Longyuan Power Group Corp. Ltd., Class H	380,855	427,039
Insurance — 2.3%
Ping An Insurance Group Co. of China Ltd., Class A	56,600	374,444
Interactive Media & Services — 2.4%
Tencent Holdings Ltd.	9,636	382,218
IT Services — 2.7%
Infosys Ltd., ADR	26,924	429,707
Machinery — 5.0%
Jiangsu Hengli Hydraulic Co. Ltd., Class A	51,700	397,043
Zhejiang Dingli Machinery Co. Ltd., Class A	60,700	402,679
		799,722
Metals & Mining — 0.0% (c)
Polyus PJSC, GDR*‡(a)(b)	3,949	—
Oil, Gas & Consumable Fuels — 0.0% (c)
Rosneft Oil Co. PJSC, GDR*‡(a)(b)	25,159	—
Personal Care Products — 2.6%
Hindustan Unilever Ltd.	12,854	414,456
Pharmaceuticals — 7.3%
CSPC Pharmaceutical Group Ltd.	430,376	374,840
Sino Biopharmaceutical Ltd.	819,032	390,142
Yuhan Corp.	9,443	421,902
		1,186,884
Real Estate Management & Development — 2.2%
Longfor Group Holdings Ltd. (b)	185,156	356,103
Semiconductors & Semiconductor Equipment — 2.6%
Realtek Semiconductor Corp.	33,514	416,641
Software — 2.7%
Tata Elxsi Ltd.	4,831	433,370

See accompanying notes to the financial statements.

PROSHARES TRUST SCHEDULE OF PORTFOLIO INVESTMENTS :: MAY 31, 2023 :: MSCI EMERGING MARKETS DIVIDEND GROWERS ETF EMDV :: 45

Investments	Shares		Value
Common Stocks (continued)
Specialty Retail — 4.4%
China Meidong Auto Holdings Ltd.		267,550	$344,412
China Tourism Group Duty Free Corp. Ltd., Class A		21,400	370,804
			715,216
Tobacco — 2.7%
ITC Ltd.		80,868	435,463
Water Utilities — 2.4%
Guangdong Investment Ltd.		449,036	382,490
Wireless Telecommunication Services — 2.5%
America Movil SAB de CV, Series B		377,797	403,234
Total Common Stocks (Cost $16,337,026)			16,065,632
	Principal Amount
Corporate Bonds — 0.0% (c)
Food Products — 0.0% (c)
Britannia Industries Ltd. Series N3, 5.50%, 6/3/2024 (Cost $3,560)	INR	259,086	3,068
Total Investments — 99.5% (Cost $16,340,586)			16,068,700
Other assets less liabilities — 0.5%			74,318
Net Assets — 100.0%			$16,143,018

*  Non-income producing security.

‡  Value determined using significant unobservable inputs.

(a)  Security fair valued as of May 31, 2023 in accordance with procedures approved by the Board of Trustees. Total value of all such securities at May 31, 2023 amounted to $0, which represents approximately 0.00% of net assets of the Fund.

(b)  Security exempt from registration pursuant to Regulation S under the Securities Act of 1933. Regulation S applies to securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States and as such may have restrictions on resale.

(c)  Represents less than 0.05% of net assets.

Abbreviations

ADR    American Depositary Receipt

GDR    Global Depositary Receipt

INR    Indian Rupee

PJSC  Public Joint Stock Company

As of May 31, 2023, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investment securities and derivative instruments, if applicable, for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$1,846,758
Aggregate gross unrealized depreciation	(2,214,966)
Net unrealized depreciation	$(368,208)
Federal income tax cost	$16,436,908

MSCI Emerging Markets Dividend Growers ETF invested, as a percentage of net assets, in the following countries as of May 31, 2023:

China	45.5%
India	26.2%
Taiwan	7.5%
Mexico	7.5%
Colombia	2.8%
South Korea	2.6%
Turkey	2.6%
Brazil	2.4%
Hong Kong	2.4%
Russia	0.0%*
Other[a]	0.5%
100.0%

*  Amount represents less than 0.05%

a  Includes any non-equity securities and net other assets (liabilities).

See accompanying notes to the financial statements.

46 :: EMDV MSCI EMERGING MARKETS DIVIDEND GROWERS ETF :: MAY 31, 2023 :: SCHEDULE OF PORTFOLIO INVESTMENTS PROSHARES TRUST

Investments	Shares	Value
Common Stocks — 98.4%
Aerospace & Defense — 2.5%
BAE Systems plc	18,933	$217,807
Air Freight & Logistics — 2.7%
DSV A/S	1,217	233,898
Beverages — 2.5%
Diageo plc	5,259	218,158
Building Products — 2.5%
Geberit AG (Registered)	413	217,941
Capital Markets — 2.6%
Partners Group Holding AG	245	219,981
Chemicals — 10.3%
Croda International plc	2,954	223,332
Givaudan SA (Registered)	69	226,138
Sika AG (Registered)	814	221,186
Symrise AG, Class A	2,031	216,482
		887,138
Diversified Telecommunication Services — 2.5%
Telenor ASA	21,316	218,077
Electronic Equipment, Instruments & Components — 2.6%
Halma plc	7,470	223,033
Financial Services — 2.6%
Sofina SA	1,065	219,131
Food Products — 7.7%
Chocoladefabriken Lindt & Spruengli AG	19	226,341
Kerry Group plc, Class A	2,268	220,466
Nestle SA (Registered)	1,840	217,181
		663,988
Gas Utilities — 2.7%
Enagas SA	12,060	229,565
Health Care Equipment & Supplies — 5.1%
Coloplast A/S, Class B	1,756	220,468
DiaSorin SpA	2,101	215,476
		435,944
Investments	Shares	Value
Common Stocks (continued)
Health Care Providers & Services — 5.0%
Fresenius Medical Care AG &
Co. KGaA	4,977	$211,974
Fresenius SE & Co. KGaA	7,827	213,532
		425,506
Industrial REITs — 2.7%
Warehouses De Pauw CVA, REIT	8,138	227,656
Insurance — 2.6%
Legal & General Group plc	79,339	224,297
IT Services — 2.5%
Bechtle AG	5,515	215,662
Machinery — 2.6%
Spirax-Sarco Engineering plc	1,661	224,907
Multi-Utilities — 2.7%
National Grid plc	16,918	231,908
Pharmaceuticals — 12.8%
Novartis AG (Registered)	2,313	220,534
Novo Nordisk A/S, Class B	1,394	222,754
Roche Holding AG	726	228,883
Sanofi	2,117	214,138
UCB SA	2,437	211,796
		1,098,105
Professional Services — 5.3%
RELX plc	7,461	232,104
Wolters Kluwer NV	1,978	225,214
		457,318
Semiconductors & Semiconductor Equipment — 2.8%
ASML Holding NV	335	239,822
Software — 2.6%
SAP SE	1,728	225,083
Trading Companies & Distributors — 7.9%
Ashtead Group plc	3,749	227,679
Brenntag SE	2,830	221,392
Bunzl plc	5,949	231,813
		680,884
Water Utilities — 2.6%
United Utilities Group plc	17,926	224,952
Total Common Stocks (Cost $9,075,926)		8,460,761

See accompanying notes to the financial statements.

PROSHARES TRUST SCHEDULE OF PORTFOLIO INVESTMENTS :: MAY 31, 2023 :: MSCI EUROPE DIVIDEND GROWERS ETF EUDV :: 47

Investments	Principal Amount	Value
Short-Term Investments — 0.5%
Repurchase Agreements (a) — 0.5%
Repurchase Agreements with various counterparties, rates 4.95% - 5.05%, dated 5/31/2023, due 6/1/2023, total to be received $43,928 (Cost $43,920)	$43,920	$43,920
Total Investments — 98.9% (Cost $9,119,846)		8,504,681
Other assets less liabilities — 1.1%		94,856
Net Assets — 100.0%		$8,599,537

(a)  The Fund invests in Repurchase Agreements jointly with other funds in the Trust. See "Repurchase Agreements" in the Notes to Financial Statements to view the details of each individual agreement and counterparty as well as a description of the securities subject to repurchase.

Abbreviations

CVA  Dutch Certification

As of May 31, 2023, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investment securities and derivative instruments, if applicable, for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$619,518
Aggregate gross unrealized depreciation	(1,247,414)
Net unrealized depreciation	$(627,896)
Federal income tax cost	$9,132,577

MSCI Europe Dividend Growers ETF invested, as a percentage of net assets, in the following countries as of May 31, 2023:

United Kingdom	28.8%
Switzerland	15.5%
Germany	15.2%
United States	7.7%
Denmark	7.9%
Belgium	7.6%
Netherlands	5.4%
Spain	2.7%
Ireland	2.6%
Norway	2.5%
Italy	2.5%
Other[a]	1.6%
100.0%

a  Includes any non-equity securities and net other assets (liabilities).

See accompanying notes to the financial statements.

48 :: EUDV MSCI EUROPE DIVIDEND GROWERS ETF :: MAY 31, 2023 :: SCHEDULE OF PORTFOLIO INVESTMENTS PROSHARES TRUST

Investments	Shares	Value
Common Stocks — 99.6%
Biotechnology — 4.2%
AbbVie, Inc.	1,450	$200,042
Beijing Wantai Biological Pharmacy Enterprise Co. Ltd., Class A*	740	9,687
CRISPR Therapeutics AG*	174	11,143
Gilead Sciences, Inc.	1,432	110,178
ImmunoGen, Inc.*	757	10,326
Intellia Therapeutics, Inc.*	257	9,576
Moderna, Inc.*	526	67,175
Natera, Inc.*	213	10,034
Ultragenyx Pharmaceutical, Inc.*	216	10,662
		438,823
Broadline Retail — 4.7%
Alibaba Group Holding Ltd.*	19,954	198,509
Amazon.com, Inc.*	1,810	218,250
eBay, Inc.	1,697	72,190
		488,949
Capital Markets — 0.2%
Coinbase Global, Inc., Class A*	352	21,894
Chemicals — 11.0%
Chr Hansen Holding A/S	954	69,181
Corteva, Inc.	3,694	197,592
FMC Corp.	1,808	188,177
International Flavors & Fragrances, Inc.	2,515	194,384
Nutrien Ltd.	3,396	178,919
Scotts Miracle-Gro Co. (The)	606	38,299
Sensient Technologies Corp.	610	43,938
Symrise AG, Class A	1,842	196,852
UPL Ltd.	5,114	42,349
		1,149,691
Communications Equipment — 0.9%
Cisco Systems, Inc.	990	49,173
F5, Inc.*	140	20,661
NetScout Systems, Inc.*	642	19,594
		89,428
Diversified Telecommunication Services — 0.4%
Cogent Communications Holdings, Inc.	321	19,748
Iridium Communications, Inc.	333	19,993
		39,741
Electronic Equipment, Instruments & Components — 0.2%
Cognex Corp.	377	20,720
Investments	Shares	Value
Common Stocks (continued)
Entertainment — 9.6%
37 Interactive Entertainment Network Technology Group Co. Ltd., Class A	6,700	$30,782
Activision Blizzard, Inc.*	2,221	178,124
Electronic Arts, Inc.	695	88,960
Embracer Group AB, Class B*	7,214	16,589
International Games System Co. Ltd.	1,590	29,340
Netflix, Inc.*	576	227,653
Nintendo Co. Ltd.	3,279	139,703
Sea Ltd., ADR*	1,119	64,242
Take-Two Interactive Software, Inc.*	206	28,372
Walt Disney Co. (The)*	2,304	202,660
		1,006,425
Financial Services — 3.7%
Adyen NV*(a)	13	21,216
Euronet Worldwide, Inc.*	169	18,827
Mastercard, Inc., Class A	354	129,217
Nuvei Corp.*(a)	622	19,514
PayPal Holdings, Inc.*	444	27,524
Visa, Inc., Class A	677	149,637
Wise plc, Class A*	2,682	19,364
		385,299
Food Products — 4.8%
Charoen Pokphand Foods PCL, NVDR	42,302	24,433
Glanbia plc	1,606	23,226
Kerry Group plc, Class A	2,057	200,480
McCormick & Co., Inc. (Non-Voting)	2,367	202,923
Simply Good Foods Co. (The)*	1,276	46,179
		497,241
Health Care Equipment & Supplies — 10.1%
Abbott Laboratories	1,932	197,064
Boston Scientific Corp.*	2,307	118,764
CONMED Corp.	91	11,038
Edwards Lifesciences Corp.*	973	81,956
Glaukos Corp.*	184	10,492
Globus Medical, Inc., Class A*	192	10,393
ICU Medical, Inc.*	57	9,969
Inari Medical, Inc.*	173	10,449
Inspire Medical Systems, Inc.*	47	13,747
Integra LifeSciences Holdings Corp.*	217	8,235
Intuitive Surgical, Inc.*	562	173,006
Medtronic plc	1,519	125,713
Neogen Corp.*	2,968	51,910
QuidelOrtho Corp.*	123	10,472
ResMed, Inc.	236	49,747
Shockwave Medical, Inc.*	59	16,230
Stryker Corp.	548	151,018
TransMedics Group, Inc.*	149	10,826
		1,061,029

See accompanying notes to the financial statements.

PROSHARES TRUST SCHEDULE OF PORTFOLIO INVESTMENTS :: MAY 31, 2023 :: MSCI TRANSFORMATIONAL CHANGES ETF ANEW :: 49

Investments	Shares	Value
Common Stocks (continued)
Health Care Providers & Services — 0.7%
Acadia Healthcare Co., Inc.*	149	$10,524
Guardant Health, Inc.*	359	10,526
Henry Schein, Inc.*	211	15,593
Premier, Inc., Class A	404	10,100
Quest Diagnostics, Inc.	180	23,877
		70,620
Health Care Technology — 0.1%
Doximity, Inc., Class A*	337	10,336
Hotels, Restaurants & Leisure — 4.4%
Booking Holdings, Inc.*	76	190,667
Delivery Hero SE*(a)	2,506	93,753
DoorDash, Inc., Class A*	2,641	172,431
		456,851
Interactive Media & Services — 7.4%
Alphabet, Inc., Class A*	1,714	210,599
Kuaishou Technology*(a)	4,428	29,971
Meta Platforms, Inc., Class A*	857	226,865
Pinterest, Inc., Class A*	1,249	29,901
REA Group Ltd.	304	27,195
Snap, Inc., Class A*	2,916	29,743
Tencent Holdings Ltd.	4,938	195,869
Ziff Davis, Inc.*	447	26,391
		776,534
IT Services — 1.9%
Accenture plc, Class A	186	56,901
Cloudflare, Inc., Class A*	345	23,860
DigitalOcean Holdings, Inc.*	588	23,020
Elm Co.	158	18,905
GoDaddy, Inc., Class A*	280	20,546
Okta, Inc., Class A*	243	22,089
Perficient, Inc.*	259	19,806
Snowflake, Inc., Class A*	113	18,686
		203,813
Life Sciences Tools & Services — 4.2%
10X Genomics, Inc., Class A*	195	10,230
Bio-Techne Corp.	252	20,611
Danaher Corp.	859	197,244
Genscript Biotech Corp.*	4,275	9,456
Illumina, Inc.*	254	49,949
Medpace Holdings, Inc.*	51	10,556
Pacific Biosciences of California, Inc.*	851	10,535
QIAGEN NV*	366	16,513
Investments	Shares	Value
Common Stocks (continued)
Syneos Health, Inc.*	259	$10,774
Thermo Fisher Scientific, Inc.	213	108,302
		444,170
Machinery — 4.4%
AGCO Corp.	919	101,347
CNH Industrial NV	11,282	144,109
Deere & Co.	579	200,322
SMC Corp.	37	19,939
		465,717
Media — 0.2%
Trade Desk, Inc. (The), Class A*	299	20,954
Pharmaceuticals — 5.2%
Bristol-Myers Squibb Co.	1,814	116,894
Catalent, Inc.*	290	10,797
Johnson & Johnson	1,324	205,299
Roche Holding AG	659	208,536
		541,526
Professional Services — 0.4%
ASGN, Inc.*	303	19,826
Paylocity Holding Corp.*	115	19,866
		39,692
Semiconductors & Semiconductor Equipment — 5.5%
Advanced Micro Devices, Inc.*	350	41,374
Ambarella, Inc.*	276	19,960
Broadcom, Inc.	103	83,220
Intel Corp.	1,078	33,892
MaxLinear, Inc., Class A*	700	20,447
MediaTek, Inc.	879	21,712
NVIDIA Corp.	673	254,623
QUALCOMM, Inc.	479	54,323
Silicon Laboratories, Inc.*	143	20,116
Synaptics, Inc.*	244	20,994
		570,661
Software — 12.6%
Adobe, Inc.*	567	236,887
Altair Engineering, Inc., Class A*	286	20,972
ANSYS, Inc.*	274	88,664
BlackBerry Ltd.*	3,722	19,988
BlackLine, Inc.*	373	19,422
Box, Inc., Class A*	727	20,480
C3.ai, Inc., Class A*	791	31,648
Check Point Software Technologies Ltd.*	165	20,594
CommVault Systems, Inc.*	305	21,255

See accompanying notes to the financial statements.

50 :: ANEW MSCI TRANSFORMATIONAL CHANGES ETF :: MAY 31, 2023 :: SCHEDULE OF PORTFOLIO INVESTMENTS PROSHARES TRUST

Investments	Shares	Value
Common Stocks (continued)
Crowdstrike Holdings, Inc., Class A*	138	$22,098
CyberArk Software Ltd.*	131	20,270
DocuSign, Inc., Class A*	377	21,263
Dropbox, Inc., Class A*	882	20,304
Five9, Inc.*	325	21,486
Fortinet, Inc.*	287	19,611
Gen Digital, Inc.	1,235	21,662
HubSpot, Inc.*	59	30,561
InterDigital, Inc.	237	19,680
Microsoft Corp.	661	217,066
MicroStrategy, Inc., Class A*	69	20,812
Nutanix, Inc., Class A*	781	23,133
Oracle Corp.	669	70,874
Palo Alto Networks, Inc.*	126	26,887
Qualys, Inc.*	166	20,959
Rapid7, Inc.*	445	21,235
RingCentral, Inc., Class A*	645	22,381
Sangfor Technologies, Inc., Class A	1,100	19,294
SAP SE	304	39,702
SentinelOne, Inc., Class A*	1,067	22,812
Smartsheet, Inc., Class A*	427	21,171
Sprout Social, Inc., Class A*	646	27,978
Tenable Holdings, Inc.*	502	20,577
Trend Micro, Inc.	432	20,588
Varonis Systems, Inc., Class B*	813	21,366
VMware, Inc., Class A*	159	21,670
		1,315,350
Technology Hardware, Storage & Peripherals — 2.8%
Apple, Inc.	1,202	213,055
NetApp, Inc.	304	20,170
Samsung Electronics Co. Ltd., GDR (a)	28	37,772
Super Micro Computer, Inc.*	122	27,322
		298,319
Total Common Stocks (Cost $11,847,715)		10,413,783
Investments	Principal Amount	Value
Short-Term Investments — 0.3%
Repurchase Agreements (b) — 0.3%
Repurchase Agreements with various counterparties, rates 4.95% - 5.05%, dated 5/31/2023, due 6/1/2023, total to be received $34,680 (Cost $34,673)	$34,673	$34,673
Total Investments — 99.9% (Cost $11,882,388)		10,448,456
Other assets less liabilities — 0.1%		11,083
Net Assets — 100.0%		$10,459,539

*  Non-income producing security.

(a)  Security exempt from registration pursuant to Regulation S under the Securities Act of 1933. Regulation S applies to securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States and as such may have restrictions on resale.

(b)  The Fund invests in Repurchase Agreements jointly with other funds in the Trust. See "Repurchase Agreements" in the Notes to Financial Statements to view the details of each individual agreement and counterparty as well as a description of the securities subject to repurchase.

Abbreviations

ADR    American Depositary Receipt

GDR    Global Depositary Receipt

NVDR  Non-Voting Depositary Receipt

As of May 31, 2023, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investment securities and derivative instruments, if applicable, for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$851,375
Aggregate gross unrealized depreciation	(2,579,379)
Net unrealized depreciation	$(1,728,004)
Federal income tax cost	$12,176,460

MSCI Transformational Changes ETF invested, as a percentage of net assets, in the following countries as of May 31, 2023:

United States	80.3%
China	4.7%
Germany	2.3%
Ireland	2.1%
Canada	2.1%
Japan	1.7%
United Kingdom	1.6%
South Korea	1.2%
Denmark	0.7%
Singapore	0.6%
Taiwan	0.5%

See accompanying notes to the financial statements.

PROSHARES TRUST SCHEDULE OF PORTFOLIO INVESTMENTS :: MAY 31, 2023 :: MSCI TRANSFORMATIONAL CHANGES ETF ANEW :: 51

India	0.4%
Australia	0.3%
Thailand	0.2%
Netherlands	0.2%
Israel	0.2%
Saudi Arabia	0.2%
Sweden	0.2%
Switzerland	0.1%
Other[a]	0.4%
100.0%

a  Includes any non-equity securities and net other assets (liabilities).

See accompanying notes to the financial statements.

52 :: ANEW MSCI TRANSFORMATIONAL CHANGES ETF :: MAY 31, 2023 :: SCHEDULE OF PORTFOLIO INVESTMENTS PROSHARES TRUST

Investments	Shares	Value
Common Stocks — 99.6%
Biotechnology — 7.9%
CureVac NV*	9,197	$88,751
Moderna, Inc.*	829	105,872
Novavax, Inc.*	3,541	28,505
		223,128
Chemicals — 6.8%
Advanced Nano Products Co. Ltd.	446	44,995
JSR Corp.	4,775	115,327
Nanofilm Technologies International Ltd. (a)	27,258	29,630
		189,952
Electronic Equipment, Instruments & Components — 10.6%
Coherent Corp.*	3,225	119,196
Lightwave Logic, Inc.*(b)	4,652	34,471
nLight, Inc.*	1,877	27,142
Oxford Instruments plc	2,371	81,551
Park Systems Corp.	286	35,447
		297,807
Health Care Equipment & Supplies — 2.6%
Jeol Ltd.	2,117	73,542
Life Sciences Tools & Services — 6.8%
Agilent Technologies, Inc.	813	94,040
Bruker Corp.	1,392	96,187
		190,227
Semiconductors & Semiconductor Equipment — 60.8%
Advanced Micro Devices, Inc.*	1,232	145,635
Applied Materials, Inc.	974	129,834
ASML Holding NV	174	124,891
Axcelis Technologies, Inc.*	931	146,679
Entegris, Inc.	1,470	154,718
Intel Corp.	3,545	111,455
KLA Corp.	285	126,252
Lam Research Corp.	210	129,507
Onto Innovation, Inc.*	1,360	145,996
SCREEN Holdings Co. Ltd.	1,363	142,732
SkyWater Technology, Inc.*	1,804	18,491
Taiwan Semiconductor Manufacturing Co. Ltd., ADR	1,312	129,350
Ultra Clean Holdings, Inc.*	1,840	63,075
Ulvac, Inc.	2,028	82,532
Veeco Instruments, Inc.*	2,123	51,822
		1,702,969
Investments	Shares	Value
Common Stocks (continued)
Technology Hardware, Storage & Peripherals — 4.1%
Canon, Inc.	4,630	$115,015
Total Common Stocks (Cost $2,944,762)		2,792,640
Securities Lending Reinvestments (c) — 1.3%
Investment Companies — 1.3%
Invesco Government & Agency Portfolio, Institutional Class 5.04% (Cost $36,045)	36,045	36,045
Total Investments — 100.9% (Cost $2,980,807)		2,828,685
Liabilities in excess of other assets — (0.9%)		(26,074)
Net Assets — 100.0%		$2,802,611

*  Non-income producing security.

(a)  Security exempt from registration pursuant to Regulation S under the Securities Act of 1933. Regulation S applies to securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States and as such may have restrictions on resale.

(b)  The security or a portion of this security is on loan at May 31, 2023. The total value of securities on loan at May 31, 2023 was $34,464, collateralized in the form of cash with a value of $36,045 that was reinvested in the securities shown in the Securities Lending Reinvestment section of the Schedule of Portfolio Investments.

(c)  The security was purchased with cash collateral held from securities on loan at May 31, 2023. The total value of securities purchased was $36,045.

Abbreviations

ADR  American Depositary Receipt

As of May 31, 2023, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investment securities and derivative instruments, if applicable, for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$337,729
Aggregate gross unrealized depreciation	(491,203)
Net unrealized depreciation	$(153,474)
Federal income tax cost	$2,982,159

See accompanying notes to the financial statements.

PROSHARES TRUST SCHEDULE OF PORTFOLIO INVESTMENTS :: MAY 31, 2023 :: Nanotechnology ETF TINY :: 53

Nanotechnology ETF invested, as a percentage of net assets, in the following countries as of May 31, 2023:

United States	61.7%
Japan	18.9%
Taiwan	4.6%
Netherlands	4.4%
Germany	3.2%
United Kingdom	2.9%
South Korea	2.9%
Singapore	1.0%
Other[a]	0.4%
100.0%

a  Includes any non-equity securities and net other assets (liabilities).

See accompanying notes to the financial statements.

54 :: TINY Nanotechnology ETF :: MAY 31, 2023 :: SCHEDULE OF PORTFOLIO INVESTMENTS PROSHARES TRUST

Investments	Shares	Value
Common Stocks — 99.8%
Biotechnology — 12.9%
Biogen, Inc.*	1,641	$486,409
Gilead Sciences, Inc.	5,700	438,558
Regeneron Pharmaceuticals, Inc.*	571	420,005
		1,344,972
Broadline Retail — 4.3%
MercadoLibre, Inc.*	363	449,757
Commercial Services & Supplies — 4.7%
Cintas Corp.	1,031	486,776
Entertainment — 5.3%
Netflix, Inc.*	1,396	551,741
Health Care Equipment & Supplies — 8.1%
Align Technology, Inc.*	1,383	390,919
IDEXX Laboratories, Inc.*	981	455,939
		846,858
Hotels, Restaurants & Leisure — 4.3%
Booking Holdings, Inc.*	178	446,561
Interactive Media & Services — 5.4%
Meta Platforms, Inc., Class A*	2,136	565,442
Machinery — 4.3%
PACCAR, Inc.	6,505	447,414
Semiconductors & Semiconductor Equipment — 21.5%
Advanced Micro Devices, Inc.*	5,156	609,491
ASML Holding NV (Registered), NYRS	710	513,280
Microchip Technology, Inc.	5,949	447,722
NVIDIA Corp.	1,767	668,527
		2,239,020
Software — 19.9%
ANSYS, Inc.*	1,489	481,825
Cadence Design Systems, Inc.*	2,204	508,926
Synopsys, Inc.*	1,239	563,695
Workday, Inc., Class A*	2,438	516,832
		2,071,278
Investments	Shares	Value
Common Stocks (continued)
Specialty Retail — 9.1%
O'Reilly Automotive, Inc.*	530	$478,754
Ross Stores, Inc.	4,522	468,570
		947,324
Total Common Stocks (Cost $9,180,005)		10,397,143
	Principal Amount
Short-Term Investments — 0.2%
Repurchase Agreements (a) — 0.2%
Repurchase Agreements with various counterparties, rates 4.95% - 5.05%, dated 5/31/2023, due 6/1/2023, total to be received $16,922 (Cost $16,920)	$16,920	16,920
Total Investments — 100.0% (Cost $9,196,925)		10,414,063
Other assets less liabilities — 0.0% (b)		13
Net Assets — 100.0%		$10,414,076

*  Non-income producing security.

(a)  The Fund invests in Repurchase Agreements jointly with other funds in the Trust. See "Repurchase Agreements" in the Notes to Financial Statements to view the details of each individual agreement and counterparty as well as a description of the securities subject to repurchase.

(b)  Represents less than 0.05% of net assets.

Abbreviations

NYRS  New York Registry Shares

As of May 31, 2023, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investment securities and derivative instruments, if applicable, for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$1,439,878
Aggregate gross unrealized depreciation	(222,740)
Net unrealized appreciation	$1,217,138
Federal income tax cost	$9,196,925

See accompanying notes to the financial statements.

PROSHARES TRUST SCHEDULE OF PORTFOLIO INVESTMENTS :: MAY 31, 2023 :: Nasdaq-100 Dorsey Wright Momentum ETF QQQA :: 55

Investments	Shares	Value
Common Stocks — 99.9%
Entertainment — 58.9%
Activision Blizzard, Inc.*	306	$24,541
Bilibili, Inc., Class Z*	835	13,596
Capcom Co. Ltd.	626	24,442
Electronic Arts, Inc.	175	22,400
Embracer Group AB, Class B*(a)	3,151	7,246
Krafton, Inc.*	99	14,105
NCSoft Corp.	60	14,511
NetEase, Inc.	1,665	28,195
Netflix, Inc.*	73	28,852
Nexon Co. Ltd.	1,060	21,653
ROBLOX Corp., Class A*	682	28,549
Spotify Technology SA*	289	43,032
Square Enix Holdings Co. Ltd.	313	14,041
Take-Two Interactive Software, Inc.*	213	29,337
Ubisoft Entertainment SA*	356	10,095
		324,595
Ground Transportation — 7.5%
Lyft, Inc., Class A*	1,196	10,788
Uber Technologies, Inc.*	807	30,609
		41,397
Hotels, Restaurants & Leisure — 15.7%
Delivery Hero SE*(b)	511	19,117
DoorDash, Inc., Class A*	421	27,487
Just Eat Takeaway.com NV*(b)	754	11,338
Meituan, Class B*(b)	1,064	14,974
Zomato Ltd.*	16,236	13,551
		86,467
Interactive Media & Services — 5.0%
Bumble, Inc., Class A*	320	4,896
Snap, Inc., Class A*	2,209	22,532
		27,428
Investments	Shares	Value
Common Stocks (continued)
Leisure Products — 1.5%
Peloton Interactive, Inc., Class A*	1,133	$8,248
Semiconductors & Semiconductor Equipment — 11.3%
Ambarella, Inc.*	140	10,125
NVIDIA Corp.	138	52,211
		62,336
Total Common Stocks (Cost $1,079,925)		550,471
Total Investments — 99.9% (Cost $1,079,925)		550,471
Other assets less liabilities — 0.1%		763
Net Assets — 100.0%		$551,234

*  Non-income producing security.

(a)  The security or a portion of this security is on loan at May 31, 2023. The total value of securities on loan at May 31, 2023 was $7,246, collateralized in the form of U.S. Government Treasury Securities, interest rates ranging from 0.00% - 4.63%, and maturity dates ranging from June 8, 2023 - May 15, 2050. The total value of collateral is $7,704.

(b)  Security exempt from registration pursuant to Regulation S under the Securities Act of 1933. Regulation S applies to securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States and as such may have restrictions on resale.

As of May 31, 2023, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investment securities and derivative instruments, if applicable, for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$60,682
Aggregate gross unrealized depreciation	(615,582)
Net unrealized depreciation	$(554,900)
Federal income tax cost	$1,105,371

On-Demand ETF invested, as a percentage of net assets, in the following countries as of May 31, 2023:

United States	62.3%
Japan	10.9%
China	10.3%
South Korea	8.7%
India	2.5%
United Kingdom	2.1%
France	1.8%
Sweden	1.3%
Other[a]	0.1%
100.0%

a  Includes any non-equity securities and net other assets (liabilities).

See accompanying notes to the financial statements.

56 :: OND On-Demand ETF :: MAY 31, 2023 :: SCHEDULE OF PORTFOLIO INVESTMENTS PROSHARES TRUST

Investments	Shares	Value
Common Stocks — 99.9%
Broadline Retail — 68.5%
Alibaba Group Holding Ltd., ADR*	139,434	$11,091,975
Amazon.com, Inc.*	192,561	23,219,005
ContextLogic, Inc., Class A*(a)	372,548	2,611,562
Coupang, Inc., Class A*	262,968	4,102,301
eBay, Inc.	143,043	6,085,049
Etsy, Inc.*	37,165	3,012,223
Global-e Online Ltd.*	13,219	473,505
JD.com, Inc., ADR	85,046	2,772,500
MercadoLibre, Inc.*	2,637	3,267,243
Ozon Holdings plc, ADR*‡(b)	60,470	—
PDD Holdings, Inc., ADR*	68,592	4,480,429
Qurate Retail, Inc., Series A*	3,080,554	2,557,168
Vipshop Holdings Ltd., ADR*	39,063	559,382
		64,232,342
Consumer Staples Distribution & Retail — 0.4%
Dada Nexus Ltd., ADR*	44,823	208,875
DingDong Cayman Ltd., ADR*	74,742	174,149
		383,024
Entertainment — 4.4%
Sea Ltd., ADR*	72,395	4,156,197
Health Care Equipment & Supplies — 3.0%
Figs, Inc., Class A*	337,229	2,778,767
Hotels, Restaurants & Leisure — 4.1%
DoorDash, Inc., Class A*	59,604	3,891,545
Interactive Media & Services — 3.0%
Shutterstock, Inc.	56,565	2,815,240
Professional Services — 0.2%
Fiverr International Ltd.*	7,978	208,944
Specialty Retail — 13.2%
Chewy, Inc., Class A*(a)	109,963	3,242,809
Farfetch Ltd., Class A*(a)	54,117	266,797
Overstock.com, Inc.*	153,416	2,873,481
Revolve Group, Inc., Class A*(a)	173,649	2,642,938
Wayfair, Inc., Class A*	82,285	3,317,731
		12,343,756
Trading Companies & Distributors — 3.1%
Xometry, Inc., Class A*(a)	158,390	2,898,537
Total Common Stocks (Cost $168,681,818)		93,708,352
Investments	Shares	Value
Securities Lending Reinvestments (c) — 5.1%
Investment Companies — 5.1%
Invesco Government & Agency Portfolio, Institutional Class 5.04% (Cost $4,805,672)	4,805,672	$4,805,672
	Principal Amount
Short-Term Investments — 0.1%
Repurchase Agreements (d) — 0.1%
Repurchase Agreements with various counterparties, rates 4.95% - 5.05%, dated 5/31/2023, due 6/1/2023, total to be received $51,958 (Cost $51,949)	$51,949	51,949
Total Investments — 105.1% (Cost $173,539,439)		98,565,973
Liabilities in excess of other assets — (5.1%)		(4,788,235)
Net Assets — 100.0%		$93,777,738

*  Non-income producing security.

‡  Value determined using significant unobservable inputs.

(a)  The security or a portion of this security is on loan at May 31, 2023. The total value of securities on loan at May 31, 2023 was $7,486,180, collateralized in the form of cash with a value of $4,805,672 that was reinvested in the securities shown in the Securities Lending Reinvestment section of the Schedule of Portfolio Investments and $3,402,447 of collateral in the form of U.S. Government Treasury Securities, interest rates ranging from 0.00% - 5.25%, and maturity dates ranging from July 15, 2023 - August 15, 2049. The total value of collateral is $8,208,119.

(b)  Security fair valued as of May 31, 2023 in accordance with procedures approved by the Board of Trustees. Total value of all such securities at May 31, 2023 amounted to $0, which represents approximately 0.00% of net assets of the Fund.

(c)  The security was purchased with cash collateral held from securities on loan at May 31, 2023. The total value of securities purchased was $4,805,672.

(d)  The Fund invests in Repurchase Agreements jointly with other funds in the Trust. See "Repurchase Agreements" in the Notes to Financial Statements to view the details of each individual agreement and counterparty as well as a description of the securities subject to repurchase.

Abbreviations

ADR  American Depositary Receipt

As of May 31, 2023, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investment securities and derivative instruments, if applicable, for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$253,422
Aggregate gross unrealized depreciation	(86,384,685)
Net unrealized depreciation	$(86,131,263)
Federal income tax cost	$184,697,236

See accompanying notes to the financial statements.

PROSHARES TRUST SCHEDULE OF PORTFOLIO INVESTMENTS :: MAY 31, 2023 :: ONLINE RETAIL ETF ONLN :: 57

Investments	Shares	Value
Common Stocks — 99.5%
Distributors — 0.0% (a)
Arata Corp.	645	$21,041
Diversified Consumer Services — 1.3%
Rover Group, Inc., Class A*	259,721	1,207,703
Food Products — 15.9%
Freshpet, Inc.*	119,869	7,163,371
General Mills, Inc.	28,122	2,366,748
J M Smucker Co. (The)	4,970	728,552
Nestle SA (Registered)	34,883	4,132,721
		14,391,392
Health Care Equipment & Supplies — 16.4%
Heska Corp.*	27,894	3,339,749
IDEXX Laboratories, Inc.*	20,385	9,474,336
Vimian Group AB*(b)	531,883	1,532,157
Zomedica Corp.*	2,680,025	530,645
		14,876,887
Health Care Providers & Services — 7.4%
AmerisourceBergen Corp.	8,072	1,373,451
CVS Group plc	163,587	4,257,095
Patterson Cos., Inc.	4,195	109,867
PetIQ, Inc., Class A*	75,126	956,354
		6,696,767
Household Products — 4.4%
Central Garden & Pet Co.*	25,813	937,012
Colgate-Palmolive Co.	39,787	2,959,357
Spectrum Brands Holdings, Inc.	1,924	138,932
		4,035,301
Insurance — 3.4%
Anicom Holdings, Inc.	196,728	835,909
Trupanion, Inc.*	98,147	2,205,363
		3,041,272
Pharmaceuticals — 29.0%
Dechra Pharmaceuticals plc	213,175	8,856,980
Elanco Animal Health, Inc.*	23,514	191,639
Merck & Co., Inc.	38,174	4,214,792
SwedenCare AB	162,485	667,351
Virbac SA	11,628	3,542,313
Zoetis, Inc., Class A	54,118	8,821,775
		26,294,850
Specialty Retail — 21.7%
Chewy, Inc., Class A*	246,881	7,280,521
Musti Group OYJ	85,124	1,736,981
Pet Valu Holdings Ltd.	102,002	2,321,813
Petco Health & Wellness Co., Inc., Class A*	413,856	3,161,860
Investments	Shares	Value
Common Stocks (continued)
PetMed Express, Inc.	57,923	$858,998
Pets at Home Group plc	920,858	4,295,630
		19,655,803
Total Common Stocks (Cost $139,716,037)		90,221,016
Securities Lending Reinvestments (c) — 0.4%
Investment Companies — 0.4%
Invesco Government & Agency Portfolio, Institutional Class 5.04% (Cost $401,775)	401,775	401,775
	Principal Amount
Short-Term Investments — 0.3%
Repurchase Agreements (d) — 0.3%
Repurchase Agreements with various counterparties, rates 4.95% - 5.05%, dated 5/31/2023, due 6/1/2023, total to be received $291,062 (Cost $291,022)	$291,022	291,022
Total Investments — 100.2% (Cost $140,408,834)		90,913,813
Liabilities in excess of other assets — (0.2%)		(211,357)
Net Assets — 100.0%		$90,702,456

*  Non-income producing security.

(a)  Represents less than 0.05% of net assets.

(b)  The security or a portion of this security is on loan at May 31, 2023. The total value of securities on loan at May 31, 2023 was $708,923, collateralized in the form of cash with a value of $401,775 that was reinvested in the securities shown in the Securities Lending Reinvestment section of the Schedule of Portfolio Investments and $284,910 of collateral in the form of U.S. Government Treasury Securities, interest rates ranging from 1.00% - 4.75%, and maturity dates ranging from February 28, 2027 - November 15, 2048. The total value of collateral is $686,685.

(c)  The security was purchased with cash collateral held from securities on loan at May 31, 2023. The total value of securities purchased was $401,775.

(d)  The Fund invests in Repurchase Agreements jointly with other funds in the Trust. See "Repurchase Agreements" in the Notes to Financial Statements to view the details of each individual agreement and counterparty as well as a description of the securities subject to repurchase.

As of May 31, 2023, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investment securities and derivative instruments, if applicable, for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$3,164,334
Aggregate gross unrealized depreciation	(55,064,464)
Net unrealized depreciation	$(51,900,130)
Federal income tax cost	$142,813,943

See accompanying notes to the financial statements.

58 :: PAWZ PET CARE ETF :: MAY 31, 2023 :: SCHEDULE OF PORTFOLIO INVESTMENTS PROSHARES TRUST

Pet Care ETF invested, as a percentage of net assets, in the following countries as of May 31, 2023:

United States	68.5%
United Kingdom	19.2%
France	3.9%
Canada	2.6%
Sweden	2.4%
Finland	1.9%
Japan	1.0%
Other[a]	0.5%
100.0%

a  Includes any non-equity securities and net other assets (liabilities).
See accompanying notes to the financial statements.

PROSHARES TRUST SCHEDULE OF PORTFOLIO INVESTMENTS :: MAY 31, 2023 :: PET CARE ETF PAWZ :: 59

Investments	Shares	Value
Common Stocks — 99.8%
Banks — 19.7%
Associated Banc-Corp.	402,512	$5,961,203
Atlantic Union Bankshares Corp.	249,634	6,380,645
City Holding Co.	95,134	8,199,599
Community Bank System, Inc.	155,696	7,697,610
First Financial Corp.	212,708	6,900,248
First Interstate BancSystem, Inc., Class A	264,406	5,830,152
First Merchants Corp.	227,386	6,014,360
Fulton Financial Corp.	544,168	6,072,915
Glacier Bancorp, Inc.	199,930	5,761,983
Home BancShares, Inc.	383,519	8,234,153
Independent Bank Corp.	119,096	5,256,897
International Bancshares Corp.	188,913	8,070,363
Lakeland Bancorp, Inc.	482,786	6,281,046
Northwest Bancshares, Inc.	673,600	7,079,536
Peoples Bancorp, Inc.	300,806	7,721,690
Sandy Spring Bancorp, Inc.	286,421	5,997,656
Simmons First National Corp., Class A	424,531	6,907,119
Southside Bancshares, Inc.	243,828	6,461,442
SouthState Corp.	116,498	7,283,455
Tompkins Financial Corp.	124,590	6,516,057
United Bankshares, Inc.	232,059	6,827,176
Washington Trust Bancorp, Inc.	221,224	5,632,363
WesBanco, Inc.	259,688	6,268,868
		153,356,536
Building Products — 1.9%
Apogee Enterprises, Inc.	194,367	7,174,086
Griffon Corp.	244,382	7,702,921
		14,877,007
Capital Markets — 0.9%
Cohen & Steers, Inc.	129,569	7,049,849
Chemicals — 6.4%
Avient Corp.	209,154	7,634,121
Balchem Corp.	69,990	8,652,864
HB Fuller Co.	128,642	8,096,727
Quaker Chemical Corp. (a)	46,498	8,825,785
Sensient Technologies Corp.	121,689	8,765,259
Stepan Co.	87,646	8,059,050
		50,033,806
Commercial Services & Supplies — 5.5%
ABM Industries, Inc.	190,264	8,402,058
Brady Corp., Class A	165,607	7,896,142
Healthcare Services Group, Inc.	717,846	9,698,099
HNI Corp.	288,021	7,344,536
Investments	Shares	Value
Common Stocks (continued)
Matthews International Corp., Class A	238,354	$9,176,629
		42,517,464
Consumer Staples Distribution & Retail — 2.0%
Andersons, Inc. (The)	200,545	7,823,260
SpartanNash Co.	332,093	7,604,930
		15,428,190
Diversified Telecommunication Services — 1.1%
Cogent Communications Holdings, Inc.	144,960	8,917,939
Electric Utilities — 3.5%
ALLETE, Inc.	149,295	8,893,503
PNM Resources, Inc.	189,872	8,718,922
Portland General Electric Co.	194,697	9,487,585
		27,100,010
Electronic Equipment, Instruments & Components — 1.3%
Badger Meter, Inc.	75,057	10,348,109
Financial Services — 1.1%
Federal Agricultural Mortgage Corp., Class C	62,969	8,425,882
Food Products — 3.6%
J & J Snack Foods Corp.	64,665	9,955,177
Lancaster Colony Corp.	48,877	9,608,241
Tootsie Roll Industries, Inc.	217,636	8,503,038
		28,066,456
Gas Utilities — 5.6%
Chesapeake Utilities Corp.	71,802	9,169,116
New Jersey Resources Corp.	180,896	8,764,411
Northwest Natural Holding Co.	192,447	8,217,487
Southwest Gas Holdings, Inc.	153,856	9,005,192
Spire, Inc.	132,741	8,571,086
		43,727,292
Health Care Equipment & Supplies — 2.5%
Atrion Corp.	14,782	7,691,961
LeMaitre Vascular, Inc.	183,208	11,512,791
		19,204,752
Health Care Providers & Services — 1.2%
Ensign Group, Inc. (The)	101,566	8,999,763
Health Care REITs — 1.0%
Universal Health Realty Income Trust, REIT	183,170	8,000,866

See accompanying notes to the financial statements.

60 :: SMDV RUSSELL 2000 DIVIDEND GROWERS ETF :: MAY 31, 2023 :: SCHEDULE OF PORTFOLIO INVESTMENTS PROSHARES TRUST

Investments	Shares	Value
Common Stocks (continued)
Household Products — 1.3%
WD-40 Co.	53,707	$10,185,533
Industrial REITs — 2.4%
STAG Industrial, Inc., REIT	271,520	9,448,896
Terreno Realty Corp., REIT	145,419	8,918,547
		18,367,443
Insurance — 3.1%
AMERISAFE, Inc.	172,821	8,824,240
CNO Financial Group, Inc.	358,782	7,789,157
Horace Mann Educators Corp.	252,972	7,601,809
		24,215,206
Machinery — 9.5%
Alamo Group, Inc.	50,369	8,384,424
Douglas Dynamics, Inc.	247,379	6,990,930
Franklin Electric Co., Inc.	95,970	8,729,431
Hillenbrand, Inc.	187,042	8,972,405
Kadant, Inc.	42,218	8,009,599
Lindsay Corp.	58,881	6,936,182
Standex International Corp.	76,914	10,474,918
Trinity Industries, Inc.	331,033	7,001,348
Watts Water Technologies, Inc., Class A	52,388	8,300,878
		73,800,115
Media — 1.0%
John Wiley & Sons, Inc., Class A	206,151	7,421,436
Metals & Mining — 3.0%
Kaiser Aluminum Corp.	110,146	6,652,818
Materion Corp.	79,000	7,926,860
Worthington Industries, Inc.	148,301	8,324,135
		22,903,813
Mortgage Real Estate Investment Trusts (REITs) — 1.0%
Arbor Realty Trust, Inc.	616,375	7,772,489
Multi-Utilities — 3.5%
Avista Corp.	223,670	9,248,755
Black Hills Corp.	149,174	9,092,155
NorthWestern Corp.	160,980	9,109,858
		27,450,768
Personal Care Products — 1.0%
Nu Skin Enterprises, Inc., Class A	221,794	7,392,394
Investments	Shares	Value
Common Stocks (continued)
Professional Services — 2.1%
Exponent, Inc.	88,039	$8,039,721
Insperity, Inc.	75,272	8,334,116
		16,373,837
Real Estate Management & Development — 1.1%
Kennedy-Wilson Holdings, Inc.	555,546	8,572,075
Retail REITs — 1.1%
Agree Realty Corp., REIT	131,541	8,483,079
Semiconductors & Semiconductor Equipment — 1.2%
Power Integrations, Inc.	109,455	9,456,912
Specialty Retail — 1.0%
PetMed Express, Inc. (a)	508,432	7,540,047
Tobacco — 1.2%
Universal Corp.	180,752	9,317,766
Trading Companies & Distributors — 3.4%
Applied Industrial Technologies, Inc.	64,342	7,911,492
GATX Corp.	86,294	10,261,220
McGrath RentCorp	92,196	8,187,927
		26,360,639
Water Utilities — 4.9%
American States Water Co. (a)	106,528	9,461,817
California Water Service Group	163,431	9,300,858
Middlesex Water Co.	122,329	9,952,687
SJW Group	123,188	9,427,578
		38,142,940
Wireless Telecommunication Services — 0.7%
Telephone and Data Systems, Inc.	778,921	5,203,192
Total Common Stocks (Cost $804,341,261)		775,013,605
Securities Lending Reinvestments (b) — 0.8%
Investment Companies — 0.8%
Invesco Government & Agency Portfolio, Institutional Class 5.04% (Cost $6,543,000)	6,543,000	6,543,000

See accompanying notes to the financial statements.

PROSHARES TRUST SCHEDULE OF PORTFOLIO INVESTMENTS :: MAY 31, 2023 :: RUSSELL 2000 DIVIDEND GROWERS ETF SMDV :: 61

Investments	Principal Amount	Value
Short-Term Investments — 0.1%
Repurchase Agreements (c) — 0.1%
Repurchase Agreements with various counterparties, rates 4.95% - 5.05%, dated 5/31/2023, due 6/1/2023, total to be received $524,224 (Cost $524,150)	$524,150	$524,150
Total Investments — 100.7% (Cost $811,408,411)		782,080,755
Liabilities in excess of other assets — (0.7%)		(5,249,672)
Net Assets — 100.0%		$776,831,083

(a)  The security or a portion of this security is on loan at May 31, 2023. The total value of securities on loan at May 31, 2023 was $12,428,969, collateralized in the form of cash with a value of $6,543,000 that was reinvested in the securities shown in the Securities Lending Reinvestment section of the Schedule of Portfolio Investments and $6,308,395 of collateral in the form of U.S. Government Treasury Securities, interest rates ranging from 0.00% - 5.25%, and maturity dates ranging from July 15, 2023 - May 15, 2050. The total value of collateral is $12,851,395.

(b)  The security was purchased with cash collateral held from securities on loan at May 31, 2023. The total value of securities purchased was $6,543,000.

(c)  The Fund invests in Repurchase Agreements jointly with other funds in the Trust. See "Repurchase Agreements" in the Notes to Financial Statements to view the details of each individual agreement and counterparty as well as a description of the securities subject to repurchase.

As of May 31, 2023, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investment securities and derivative instruments, if applicable, for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$84,363,247
Aggregate gross unrealized depreciation	(116,112,653)
Net unrealized depreciation	$(31,749,406)
Federal income tax cost	$813,830,161

See accompanying notes to the financial statements.

62 :: SMDV RUSSELL 2000 DIVIDEND GROWERS ETF :: MAY 31, 2023 :: SCHEDULE OF PORTFOLIO INVESTMENTS PROSHARES TRUST

Investments	Shares	Value
Common Stocks — 99.7%
Banks — 2.5%
Commerce Bancshares, Inc.	2,720	$130,424
United Bankshares, Inc.	4,486	131,978
		262,402
Beverages — 5.0%
Brown-Forman Corp., Class B	2,681	165,606
Coca-Cola Co. (The)	3,026	180,531
PepsiCo, Inc.	1,038	189,279
		535,416
Building Products — 1.3%
Carlisle Cos., Inc.	679	144,247
Capital Markets — 4.7%
Franklin Resources, Inc.	6,070	145,741
S&P Global, Inc.	517	189,961
T. Rowe Price Group, Inc.	1,582	169,527
		505,229
Chemicals — 9.3%
Air Products and Chemicals, Inc.	612	164,714
HB Fuller Co.	2,488	156,595
PPG Industries, Inc.	1,307	171,596
RPM International, Inc.	1,975	157,585
Sherwin-Williams Co. (The)	788	179,490
Stepan Co.	1,698	156,131
		986,111
Commercial Services & Supplies — 4.7%
ABM Industries, Inc.	3,681	162,553
Brady Corp., Class A	3,205	152,814
MSA Safety, Inc.	1,324	182,130
		497,497
Consumer Staples Distribution & Retail — 6.1%
Sysco Corp.	2,356	164,802
Target Corp.	1,083	141,797
Walgreens Boots Alliance, Inc.	4,978	151,182
Walmart, Inc.	1,277	187,553
		645,334
Containers & Packaging — 1.7%
Sonoco Products Co.	2,980	178,383
Distributors — 1.5%
Genuine Parts Co.	1,047	155,930
Electrical Equipment — 1.5%
Emerson Electric Co.	2,102	163,283
Investments	Shares	Value
Common Stocks (continued)
Food Products — 8.3%
Archer-Daniels-Midland Co.	2,218	$156,702
Hormel Foods Corp.	4,423	169,180
Lancaster Colony Corp.	947	186,161
McCormick & Co., Inc. (Non-Voting)	2,467	211,496
Tootsie Roll Industries, Inc.	4,209	164,445
		887,984
Gas Utilities — 3.0%
National Fuel Gas Co.	3,058	155,683
Northwest Natural Holding Co.	3,722	158,929
		314,612
Health Care Equipment & Supplies — 5.1%
Abbott Laboratories	1,723	175,746
Becton Dickinson & Co.	760	183,738
Medtronic plc	2,156	178,430
		537,914
Hotels, Restaurants & Leisure — 1.8%
McDonald's Corp.	669	190,739
Household Durables — 1.5%
Leggett & Platt, Inc.	5,168	157,521
Household Products — 6.9%
Clorox Co. (The)	1,154	182,540
Colgate-Palmolive Co.	2,430	180,743
Kimberly-Clark Corp.	1,419	190,543
Procter & Gamble Co. (The)	1,274	181,545
		735,371
Industrial Conglomerates — 1.4%
3M Co.	1,614	150,602
Insurance — 6.1%
Aflac, Inc.	2,625	168,551
Cincinnati Financial Corp.	1,484	143,206
Old Republic International Corp.	6,912	169,275
RLI Corp.	1,323	163,854
		644,886
Machinery — 6.1%
Dover Corp.	1,163	155,063
Illinois Tool Works, Inc.	754	164,922
Nordson Corp.	807	175,870
Stanley Black & Decker, Inc.	2,061	154,513
		650,368

See accompanying notes to the financial statements.

PROSHARES TRUST SCHEDULE OF PORTFOLIO INVESTMENTS :: MAY 31, 2023 :: RUSSELL U.S. DIVIDEND GROWERS ETF TMDV :: 63

Investments	Shares	Value
Common Stocks (continued)
Metals & Mining — 1.2%
Nucor Corp.	1,008	$133,117
Multi-Utilities — 3.4%
Black Hills Corp.	2,885	175,841
Consolidated Edison, Inc.	1,983	185,014
		360,855
Pharmaceuticals — 1.7%
Johnson & Johnson	1,168	181,110
Professional Services — 1.6%
Automatic Data Processing, Inc.	801	167,401
Retail REITs — 1.4%
Federal Realty Investment Trust, REIT	1,676	147,823
Specialty Retail — 1.7%
Lowe's Cos., Inc.	901	181,218
Tobacco — 1.7%
Universal Corp.	3,497	180,270
Trading Companies & Distributors — 1.6%
WW Grainger, Inc.	257	166,798
Water Utilities — 6.9%
American States Water Co.	2,063	183,236
California Water Service Group	3,163	180,006
Middlesex Water Co.	2,367	192,579
SJW Group	2,384	182,448
		738,269
Total Common Stocks (Cost $11,179,925)		10,600,690
Investments	Principal Amount	Value
Short-Term Investments — 0.1%
Repurchase Agreements (a) — 0.1%
Repurchase Agreements with various counterparties, rates 4.95% - 5.05%, dated 5/31/2023, due 6/1/2023, total to be received $7,493 (Cost $7,492)	$7,492	$7,492
Total Investments — 99.8% (Cost $11,187,417)		10,608,182
Other assets less liabilities — 0.2%		19,997
Net Assets — 100.0%		$10,628,179

(a)  The Fund invests in Repurchase Agreements jointly with other funds in the Trust. See "Repurchase Agreements" in the Notes to Financial Statements to view the details of each individual agreement and counterparty as well as a description of the securities subject to repurchase.

As of May 31, 2023, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investment securities and derivative instruments, if applicable, for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$597,825
Aggregate gross unrealized depreciation	(1,194,904)
Net unrealized depreciation	$(597,079)
Federal income tax cost	$11,205,261

See accompanying notes to the financial statements.

64 :: TMDV RUSSELL U.S. DIVIDEND GROWERS ETF :: MAY 31, 2023 :: SCHEDULE OF PORTFOLIO INVESTMENTS PROSHARES TRUST

Investments	Principal Amount	Value
Corporate Bonds — 98.2%
Aerospace & Defense — 2.4%
Boeing Co. (The)
5.71%, 5/1/2040	$150,000	$147,248
5.81%, 5/1/2050	20,000	19,535
5.93%, 5/1/2060	43,000	41,806
Northrop Grumman Corp.
3.25%, 1/15/2028	15,000	14,129
Raytheon Technologies Corp.
4.50%, 6/1/2042	56,000	51,069
		273,787
Automobiles — 2.1%
General Motors Co.
6.13%, 10/1/2025	88,000	89,301
5.00%, 10/1/2028	34,000	33,466
6.60%, 4/1/2036	66,000	66,959
5.95%, 4/1/2049	49,000	44,415
		234,141
Banks — 6.2%
Bank of America Corp.
4.00%, 1/22/2025	2,000	1,954
Series L, 3.95%, 4/21/2025	65,000	63,324
Series L, 4.18%, 11/25/2027	25,000	23,974
Citigroup, Inc.
4.40%, 6/10/2025	10,000	9,768
3.20%, 10/21/2026	29,000	27,243
4.45%, 9/29/2027	89,000	85,561
4.65%, 7/23/2048	46,000	40,777
JPMorgan Chase & Co.
3.88%, 9/10/2024	64,000	62,636
3.90%, 7/15/2025	79,000	77,597
2.95%, 10/1/2026	22,000	20,742
KeyBank NA
4.15%, 8/8/2025	50,000	45,722
PNC Financial Services Group, Inc. (The)
2.55%, 1/22/2030	47,000	39,730
US Bancorp
3.60%, 9/11/2024	22,000	21,394
Wells Fargo & Co.
3.00%, 2/19/2025	2,000	1,925
3.55%, 9/29/2025	41,000	39,584
3.00%, 4/22/2026	2,000	1,892
3.00%, 10/23/2026	141,000	131,576
		695,399
Beverages — 0.4%
Coca-Cola Co. (The)
3.00%, 3/5/2051	8,000	5,959
Investments	Principal Amount	Value
Corporate Bonds (continued)
Keurig Dr Pepper, Inc.
4.50%, 4/15/2052 (a)	$10,000	$8,617
Molson Coors Beverage Co.
4.20%, 7/15/2046	32,000	25,823
		40,399
Biotechnology — 6.7%
AbbVie, Inc.
3.60%, 5/14/2025	2,000	1,948
3.20%, 5/14/2026	80,000	76,819
4.88%, 11/14/2048	11,000	10,173
4.25%, 11/21/2049	32,000	27,036
Amgen, Inc.
5.51%, 3/2/2026	50,000	50,004
2.20%, 2/21/2027	74,000	67,837
1.65%, 8/15/2028	13,000	11,203
2.00%, 1/15/2032	23,000	18,221
3.35%, 2/22/2032	173,000	152,905
5.25%, 3/2/2033	70,000	70,292
Biogen, Inc.
2.25%, 5/1/2030	75,000	62,874
Gilead Sciences, Inc.
3.65%, 3/1/2026	20,000	19,418
1.65%, 10/1/2030	1,000	817
2.60%, 10/1/2040	250,000	178,393
2.80%, 10/1/2050	3,000	1,994
		749,934
Broadline Retail — 2.6%
Amazon.com, Inc.
2.80%, 8/22/2024	80,000	77,961
2.10%, 5/12/2031	98,000	82,836
3.88%, 8/22/2037	2,000	1,832
2.88%, 5/12/2041	50,000	38,132
2.50%, 6/3/2050	36,000	23,333
4.25%, 8/22/2057	50,000	44,226
4.10%, 4/13/2062	27,000	22,781
		291,101
Building Products — 0.4%
Carrier Global Corp. 3.58%, 4/5/2050	63,000	45,155
Capital Markets — 4.7%
Charles Schwab Corp. (The)
2.45%, 3/3/2027	50,000	44,673
Goldman Sachs Group, Inc. (The)
3.85%, 1/26/2027	67,000	64,354
3.80%, 3/15/2030	150,000	139,039
6.75%, 10/1/2037	44,000	46,941

See accompanying notes to the financial statements.

PROSHARES TRUST SCHEDULE OF PORTFOLIO INVESTMENTS :: MAY 31, 2023 :: S&P 500® BOND ETF SPXB :: 65

Investments	Principal Amount	Value
Corporate Bonds (continued)
Morgan Stanley
3.13%, 7/27/2026	$100,000	$94,350
(US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 2.43%), 5.95%, 1/19/2038 (b)	140,000	138,581
		527,938
Chemicals — 1.1%
Celanese US Holdings LLC
6.33%, 7/15/2029	22,000	22,138
DuPont de Nemours, Inc.
4.73%, 11/15/2028	101,000	100,408
		122,546
Consumer Finance — 0.9%
American Express Co.
5.85%, 11/5/2027	34,000	35,285
Capital One Financial Corp.
3.80%, 1/31/2028	75,000	69,562
		104,847
Consumer Staples Distribution & Retail — 1.5%
Costco Wholesale Corp.
1.60%, 4/20/2030	72,000	60,313
Target Corp.
4.50%, 9/15/2032	23,000	22,684
Walmart, Inc.
4.15%, 9/9/2032 (a)	63,000	62,491
4.50%, 9/9/2052	25,000	23,868
		169,356
Diversified Telecommunication Services — 6.7%
AT&T, Inc.
4.30%, 2/15/2030	3,000	2,870
2.75%, 6/1/2031	266,000	224,923
3.50%, 9/15/2053	233,000	161,570
Verizon Communications, Inc.
1.45%, 3/20/2026	2,000	1,830
4.13%, 3/16/2027	3,000	2,945
4.33%, 9/21/2028	187,000	182,024
4.02%, 12/3/2029	2,000	1,885
4.86%, 8/21/2046	100,000	91,164
3.55%, 3/22/2051	2,000	1,450
2.99%, 10/30/2056	4,000	2,463
3.70%, 3/22/2061	108,000	76,962
		750,086
Electric Utilities — 3.7%
Duke Energy Corp.
4.50%, 8/15/2032	50,000	47,246
Exelon Corp.
4.05%, 4/15/2030	50,000	46,885
Investments	Principal Amount	Value
Corporate Bonds (continued)
NextEra Energy Capital Holdings, Inc.
4.90%, 2/28/2028	$70,000	$69,727
2.25%, 6/1/2030	45,000	37,349
5.25%, 2/28/2053	56,000	52,810
Pacific Gas and Electric Co.
4.50%, 7/1/2040	25,000	19,343
3.50%, 8/1/2050	161,000	100,403
Southern California Edison Co.
5.85%, 11/1/2027	39,000	40,410
		414,173
Energy Equipment & Services — 0.0% (c)
Halliburton Co. 2.92%, 3/1/2030	1,000	885
Entertainment — 2.8%
Netflix, Inc.
5.88%, 2/15/2025	50,000	50,404
Walt Disney Co. (The)
3.80%, 3/22/2030	84,000	79,558
2.65%, 1/13/2031	8,000	6,952
Warnermedia Holdings, Inc.
5.14%, 3/15/2052	223,000	173,724
		310,638
Financial Services — 1.5%
Fidelity National Information Services, Inc.
2.25%, 3/1/2031	50,000	40,023
Fiserv, Inc.
4.40%, 7/1/2049	85,000	69,946
PayPal Holdings, Inc.
2.85%, 10/1/2029	71,000	63,335
		173,304
Food Products — 1.0%
Conagra Brands, Inc.
5.40%, 11/1/2048	54,000	50,233
Kraft Heinz Foods Co.
3.00%, 6/1/2026	26,000	24,665
4.38%, 6/1/2046	50,000	41,978
		116,876
Ground Transportation — 0.5%
Union Pacific Corp. 2.80%, 2/14/2032	68,000	58,920
Health Care Equipment & Supplies — 1.0%
Abbott Laboratories
4.90%, 11/30/2046	29,000	28,933
Becton Dickinson & Co.
3.70%, 6/6/2027	24,000	23,026

See accompanying notes to the financial statements.

66 :: SPXB S&P 500® BOND ETF :: MAY 31, 2023 :: SCHEDULE OF PORTFOLIO INVESTMENTS PROSHARES TRUST

Investments	Principal Amount	Value
Corporate Bonds (continued)
Medtronic Global Holdings SCA
4.50%, 3/30/2033	$61,000	$60,219
		112,178
Health Care Providers & Services — 5.5%
Cigna Group (The)
4.13%, 11/15/2025	25,000	24,485
4.90%, 12/15/2048	105,000	95,334
CVS Health Corp.
3.75%, 4/1/2030	2,000	1,842
1.88%, 2/28/2031	57,000	45,459
4.78%, 3/25/2038	1,000	924
5.13%, 7/20/2045	183,000	166,548
5.05%, 3/25/2048	54,000	48,620
HCA, Inc.
5.63%, 9/1/2028	53,000	53,398
3.50%, 7/15/2051	50,000	33,739
UnitedHealth Group, Inc.
3.75%, 7/15/2025	150,000	147,139
		617,488
Hotels, Restaurants & Leisure — 1.7%
Booking Holdings, Inc.
4.63%, 4/13/2030	38,000	37,758
Expedia Group, Inc.
3.25%, 2/15/2030	27,000	23,368
Marriott International, Inc.
Series GG, 3.50%, 10/15/2032	55,000	47,415
McDonald's Corp.
3.63%, 9/1/2049	50,000	38,377
Starbucks Corp.
2.55%, 11/15/2030	53,000	45,579
		192,497
Industrial Conglomerates — 1.0%
3M Co.
2.88%, 10/15/2027	50,000	46,105
Honeywell International, Inc.
2.50%, 11/1/2026	65,000	61,311
		107,416
Insurance — 1.0%
Berkshire Hathaway Finance Corp.
4.20%, 8/15/2048	56,000	49,908
4.25%, 1/15/2049	20,000	17,945
MetLife, Inc.
4.55%, 3/23/2030	50,000	49,228
		117,081
Investments	Principal Amount	Value
Corporate Bonds (continued)
Interactive Media & Services — 0.8%
Alphabet, Inc.
0.80%, 8/15/2027	$50,000	$43,908
Meta Platforms, Inc.
4.65%, 8/15/2062	50,000	42,422
		86,330
IT Services — 1.2%
International Business Machines Corp.
3.50%, 5/15/2029	137,000	128,018
1.95%, 5/15/2030	2,000	1,664
4.25%, 5/15/2049	1,000	837
		130,519
Life Sciences Tools & Services — 0.4%
Thermo Fisher Scientific, Inc. 2.00%, 10/15/2031	50,000	40,829
Media — 4.0%
Comcast Corp.
3.95%, 10/15/2025	68,000	66,853
4.15%, 10/15/2028	5,000	4,879
2.65%, 2/1/2030	32,000	28,218
1.50%, 2/15/2031	164,000	130,178
3.75%, 4/1/2040	2,000	1,668
2.99%, 11/1/2063	185,000	114,309
Discovery Communications LLC
3.63%, 5/15/2030	17,000	14,755
Fox Corp.
4.71%, 1/25/2029	50,000	48,757
Paramount Global
4.20%, 5/19/2032	45,000	37,705
		447,322
Multi-Utilities — 0.2%
Dominion Energy, Inc. 5.38%, 11/15/2032	23,000	23,080
Oil, Gas & Consumable Fuels — 4.2%
Chevron Corp.
1.55%, 5/11/2025	134,000	126,336
Diamondback Energy, Inc.
4.25%, 3/15/2052	55,000	41,445
Exxon Mobil Corp.
4.23%, 3/19/2040	26,000	23,769
4.33%, 3/19/2050	62,000	55,282
Kinder Morgan, Inc.
4.30%, 6/1/2025	50,000	49,050

See accompanying notes to the financial statements.

PROSHARES TRUST SCHEDULE OF PORTFOLIO INVESTMENTS :: MAY 31, 2023 :: S&P 500® BOND ETF SPXB :: 67

Investments	Principal Amount	Value
Corporate Bonds (continued)
MPLX LP
1.75%, 3/1/2026	$50,000	$45,595
2.65%, 8/15/2030	45,000	37,661
Targa Resources Partners LP
4.00%, 1/15/2032	50,000	42,864
Williams Cos., Inc. (The)
5.30%, 8/15/2052	50,000	45,005
		467,007
Passenger Airlines — 0.3%
Southwest Airlines Co. 5.13%, 6/15/2027	39,000	38,829
Pharmaceuticals — 5.8%
Bristol-Myers Squibb Co.
3.90%, 2/20/2028	20,000	19,642
Merck & Co., Inc.
2.75%, 12/10/2051	190,000	129,230
2.90%, 12/10/2061	50,000	32,666
Pfizer Investment Enterprises Pte. Ltd.
4.45%, 5/19/2026	232,000	230,855
4.75%, 5/19/2033	185,000	185,598
Utah Acquisition Sub, Inc.
3.95%, 6/15/2026	53,000	50,409
		648,400
Semiconductors & Semiconductor Equipment — 3.3%
Broadcom Corp.
3.88%, 1/15/2027	123,000	118,281
Broadcom, Inc.
4.15%, 11/15/2030	3,000	2,761
4.30%, 11/15/2032	2,000	1,818
Intel Corp.
3.90%, 3/25/2030	36,000	34,084
4.75%, 3/25/2050	33,000	28,927
5.05%, 8/5/2062	52,000	46,165
Micron Technology, Inc.
4.19%, 2/15/2027	50,000	48,240
NVIDIA Corp.
2.85%, 4/1/2030	96,000	87,788
		368,064
Software — 6.2%
Microsoft Corp.
3.30%, 2/6/2027	92,000	89,969
3.50%, 2/12/2035	93,000	87,778
Oracle Corp.
2.95%, 11/15/2024	204,000	197,054
1.65%, 3/25/2026	170,000	155,302
2.95%, 4/1/2030	2,000	1,749
3.60%, 4/1/2040	2,000	1,512
Investments	Principal Amount	Value
Corporate Bonds (continued)
3.65%, 3/25/2041	$130,000	$98,002
4.00%, 7/15/2046	2,000	1,497
Salesforce, Inc.
2.90%, 7/15/2051	100,000	68,460
		701,323
Specialized REITs — 0.3%
Equinix, Inc. REIT, 3.20%, 11/18/2029	39,000	34,290
Specialty Retail — 2.7%
Home Depot, Inc. (The)
2.95%, 6/15/2029	100,000	92,011
5.88%, 12/16/2036	2,000	2,192
2.38%, 3/15/2051	22,000	13,405
Lowe's Cos., Inc.
4.50%, 4/15/2030	14,000	13,681
1.70%, 10/15/2030	222,000	177,237
		298,526
Technology Hardware, Storage & Peripherals — 7.5%
Apple, Inc.
1.13%, 5/11/2025	213,000	199,608
3.25%, 2/23/2026	12,000	11,669
1.20%, 2/8/2028	250,000	219,355
3.45%, 2/9/2045	50,000	41,875
4.65%, 2/23/2046	6,000	5,940
2.65%, 2/8/2051	199,000	135,647
2.70%, 8/5/2051	250,000	172,140
2.80%, 2/8/2061	1,000	659
Hewlett Packard Enterprise Co.
6.35%, 10/15/2045 (d)	22,000	22,377
HP, Inc.
4.20%, 4/15/2032	41,000	36,662
		845,932
Tobacco — 2.1%
Altria Group, Inc.
5.80%, 2/14/2039	136,000	131,470
5.95%, 2/14/2049	24,000	22,233
Philip Morris International, Inc.
4.88%, 2/15/2028	64,000	63,795
4.25%, 11/10/2044	17,000	13,705
		231,203
Wireless Telecommunication Services — 3.8%
Sprint LLC
7.13%, 6/15/2024	166,000	167,701
T-Mobile USA, Inc.
3.50%, 4/15/2025	2,000	1,939
3.75%, 4/15/2027	50,000	47,511

See accompanying notes to the financial statements.

68 :: SPXB S&P 500® BOND ETF :: MAY 31, 2023 :: SCHEDULE OF PORTFOLIO INVESTMENTS PROSHARES TRUST

Investments	Principal Amount	Value
Corporate Bonds (continued)
2.55%, 2/15/2031	$200,000	$167,267
3.40%, 10/15/2052	67,000	46,833
		431,251
Total Corporate Bonds (Cost $12,099,419)		11,019,050
	Shares
Securities Lending Reinvestments (e) — 0.6%
Investment Companies — 0.6%
Invesco Government & Agency Portfolio, Institutional Class 5.04% (Cost $63,573)	63,573	63,573
	Principal Amount
Short-Term Investments — 0.9%
Repurchase Agreements (f) — 0.9%
Repurchase Agreements with various counterparties, rates 4.95% - 5.05%, dated 5/31/2023, due 6/1/2023, total to be received $100,951 (Cost $100,937)	$100,937	100,937
Total Investments — 99.7% (Cost $12,263,929)		11,183,560
Other assets less liabilities — 0.3%		34,289
Net Assets — 100.0%		$11,217,849

(a)  The security or a portion of this security is on loan at May 31, 2023. The total value of securities on loan at May 31, 2023 was $61,840, collateralized in the form of cash with a value of $63,573 that was reinvested in the securities shown in the Securities Lending Reinvestment section of the Schedule of Portfolio Investments.

(b)  Variable or floating rate security, linked to the referenced benchmark. The interest rate shown is the rate in effect as of May 31, 2023.

(c)  Represents less than 0.05% of net assets.

(d)  Step bond. Interest rate is a fixed rate for an initial period that either resets at a specific date or may reset in the future at a contingent upon predetermined trigger. The interest rate shown was the current rate as of May 31, 2023.

(e)  The security was purchased with cash collateral held from securities on loan at May 31, 2023. The total value of securities purchased was $63,573.

(f)  The Fund invests in Repurchase Agreements jointly with other funds in the Trust. See "Repurchase Agreements" in the Notes to Financial Statements to view the details of each individual agreement and counterparty as well as a description of the securities subject to repurchase.

As of May 31, 2023, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investment securities and derivative instruments, if applicable, for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$17,407
Aggregate gross unrealized depreciation	(1,097,776)
Net unrealized depreciation	$(1,080,369)
Federal income tax cost	$12,263,929

See accompanying notes to the financial statements.

PROSHARES TRUST SCHEDULE OF PORTFOLIO INVESTMENTS :: MAY 31, 2023 :: S&P 500® BOND ETF SPXB :: 69

Investments	Shares	Value
Common Stocks — 99.8%
Aerospace & Defense — 1.4%
General Dynamics Corp.	759,528	$155,080,427
Air Freight & Logistics — 3.1%
CH Robinson Worldwide, Inc.	1,754,893	165,907,584
Expeditors International of Washington, Inc.	1,536,398	169,480,064
		335,387,648
Beverages — 4.6%
Brown-Forman Corp., Class B	2,671,702	165,031,033
Coca-Cola Co. (The)	2,668,367	159,194,775
PepsiCo, Inc.	921,790	168,088,406
		492,314,214
Biotechnology — 1.4%
AbbVie, Inc.	1,052,328	145,179,171
Building Products — 1.5%
A O Smith Corp.	2,484,862	158,882,076
Capital Markets — 4.6%
Franklin Resources, Inc.	6,403,478	153,747,507
S&P Global, Inc.	485,924	178,543,055
T. Rowe Price Group, Inc.	1,526,517	163,581,562
		495,872,124
Chemicals — 9.4%
Air Products and Chemicals, Inc.	588,186	158,304,380
Albemarle Corp.	983,646	190,365,012
Ecolab, Inc.	1,032,060	170,341,503
Linde plc	466,694	165,051,000
PPG Industries, Inc.	1,203,755	158,040,994
Sherwin-Williams Co. (The)	731,504	166,621,981
		1,008,724,870
Commercial Services & Supplies — 1.6%
Cintas Corp.	371,645	175,468,470
Consumer Staples Distribution & Retail — 5.7%
Sysco Corp.	2,261,897	158,219,695
Target Corp.	1,053,824	137,977,176
Walgreens Boots Alliance, Inc.	4,845,731	147,164,851
Walmart, Inc.	1,126,401	165,434,515
		608,796,237
Containers & Packaging — 1.4%
Amcor plc	15,452,876	148,965,725
Investments	Shares	Value
Common Stocks (continued)
Distributors — 1.4%
Genuine Parts Co.	1,026,356	$152,855,199
Electric Utilities — 1.5%
NextEra Energy, Inc.	2,163,677	158,943,712
Electrical Equipment — 1.5%
Emerson Electric Co.	1,996,600	155,095,888
Food Products — 6.1%
Archer-Daniels-Midland Co.	2,123,090	149,996,309
Hormel Foods Corp.	4,288,805	164,046,791
J M Smucker Co. (The)	1,130,052	165,654,323
McCormick & Co., Inc. (Non-Voting)	1,994,736	171,008,717
		650,706,140
Gas Utilities — 1.6%
Atmos Energy Corp.	1,481,268	170,760,575
Health Care Equipment & Supplies — 4.5%
Abbott Laboratories	1,530,617	156,122,934
Becton Dickinson & Co.	654,297	158,182,843
Medtronic plc	1,993,571	164,987,936
		479,293,713
Health Care Providers & Services — 1.6%
Cardinal Health, Inc.	2,134,227	175,646,882
Hotels, Restaurants & Leisure — 1.6%
McDonald's Corp.	585,182	166,841,240
Household Products — 7.6%
Church & Dwight Co., Inc.	1,865,613	172,475,922
Clorox Co. (The)	1,034,184	163,587,225
Colgate-Palmolive Co.	2,225,373	165,523,244
Kimberly-Clark Corp.	1,207,238	162,107,918
Procter & Gamble Co. (The)	1,095,078	156,048,615
		819,742,924
Industrial Conglomerates — 1.4%
3M Co.	1,635,804	152,636,871
Insurance — 6.1%
Aflac, Inc.	2,590,312	166,323,934
Brown & Brown, Inc.	2,783,533	173,497,612
Chubb Ltd.	849,489	157,835,056
Cincinnati Financial Corp.	1,615,701	155,915,146
		653,571,748

See accompanying notes to the financial statements.

70 :: NOBL S&P 500® DIVIDEND ARISTOCRATS ETF :: MAY 31, 2023 :: SCHEDULE OF PORTFOLIO INVESTMENTS PROSHARES TRUST

Investments	Shares	Value
Common Stocks (continued)
IT Services — 1.6%
International Business Machines Corp.	1,359,333	$174,796,630
Life Sciences Tools & Services — 1.5%
West Pharmaceutical Services, Inc.	467,115	156,310,692
Machinery — 9.1%
Caterpillar, Inc.	775,907	159,642,865
Dover Corp.	1,157,293	154,301,876
Illinois Tool Works, Inc.	723,608	158,274,778
Nordson Corp.	780,975	170,197,882
Pentair plc	3,196,948	177,334,705
Stanley Black & Decker, Inc.	2,136,363	160,163,134
		979,915,240
Metals & Mining — 1.4%
Nucor Corp.	1,113,774	147,084,994
Multi-Utilities — 1.5%
Consolidated Edison, Inc.	1,725,655	161,003,612
Oil, Gas & Consumable Fuels — 2.8%
Chevron Corp.	1,010,576	152,212,957
Exxon Mobil Corp.	1,473,226	150,534,233
		302,747,190
Pharmaceuticals — 1.5%
Johnson & Johnson	1,050,518	162,893,321
Professional Services — 1.6%
Automatic Data Processing, Inc.	794,150	165,969,409
Residential REITs — 1.6%
Essex Property Trust, Inc., REIT	804,581	173,837,771
Retail REITs — 3.0%
Federal Realty Investment Trust, REIT	1,756,877	154,956,551
Realty Income Corp., REIT	2,741,999	162,984,421
		317,940,972
Software — 1.6%
Roper Technologies, Inc.	383,710	174,288,756
Investments	Shares	Value
Common Stocks (continued)
Specialty Retail — 1.5%
Lowe's Cos., Inc.	809,840	$162,883,119
Trading Companies & Distributors — 1.5%
WW Grainger, Inc.	255,046	165,529,955
Total Common Stocks (Cost $10,447,482,579)		10,705,967,515
	Principal Amount
Short-Term Investments — 0.0% (a)
Repurchase Agreements (b) — 0.0% (a)
Repurchase Agreements with various counterparties, rates 4.95% - 5.05%, dated 5/31/2023, due 6/1/2023, total to be received $4,157,564 (Cost $4,156,983)	$4,156,983	4,156,983
Total Investments — 99.8% (Cost $10,451,639,562)		10,710,124,498
Other assets less liabilities — 0.2%		21,320,396
Net Assets — 100.0%		$10,731,444,894

(a)  Represents less than 0.05% of net assets.

(b)  The Fund invests in Repurchase Agreements jointly with other funds in the Trust. See "Repurchase Agreements" in the Notes to Financial Statements to view the details of each individual agreement and counterparty as well as a description of the securities subject to repurchase.

As of May 31, 2023, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investment securities and derivative instruments, if applicable, for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$946,629,569
Aggregate gross unrealized depreciation	(708,811,118)
Net unrealized appreciation	$237,818,451
Federal income tax cost	$10,472,306,047

See accompanying notes to the financial statements.

PROSHARES TRUST SCHEDULE OF PORTFOLIO INVESTMENTS :: MAY 31, 2023 :: S&P 500® DIVIDEND ARISTOCRATS ETF NOBL :: 71

	Percentage of Net Assets	Shares	Value
Common Stocks — 99.8%
Abbott Laboratories (Health Care Equipment & Supplies)	0.5%	1,834	$187,068
AbbVie, Inc. (Biotechnology)	0.7%	1,860	256,606
Accenture plc, Class A (IT Services)	0.6%	662	202,519
Adobe, Inc.* (Software)	0.6%	482	201,375
Advanced Micro Devices, Inc.* (Semiconductors & Semiconductor Equipment)	0.6%	1,696	200,484
Alphabet, Inc., Class A* (Interactive Media & Services)	2.2%	6,262	769,412
Alphabet, Inc., Class C* (Interactive Media & Services)	1.9%	5,459	673,477
Amazon.com, Inc.* (Broadline Retail)	3.2%	9,374	1,130,317
Apple, Inc. (Technology Hardware, Storage & Peripherals)	7.9%	15,637	2,771,657
Bank of America Corp. (Banks)	0.6%	7,340	203,979
Berkshire Hathaway, Inc., Class B* (Financial Services)	1.7%	1,895	608,447
Bristol-Myers Squibb Co. (Pharmaceuticals)	0.4%	2,236	144,088
Broadcom, Inc. (Semiconductors & Semiconductor Equipment)	1.0%	440	355,502
Cisco Systems, Inc. (Communications Equipment)	0.6%	4,320	214,574
Coca-Cola Co. (The) (Beverages)	0.7%	4,092	244,129
Comcast Corp., Class A (Media)	0.5%	4,424	174,084
Costco Wholesale Corp. (Consumer Staples Distribution & Retail)	0.7%	467	238,899
Danaher Corp. (Life Sciences Tools & Services)	0.4%	689	158,208
Eli Lilly & Co. (Pharmaceuticals)	1.0%	829	356,022
Home Depot, Inc. (The) (Specialty Retail)	0.8%	1,072	303,858
Honeywell International, Inc. (Industrial Conglomerates)	0.4%	702	134,503
Intel Corp. (Semiconductors & Semiconductor Equipment)	0.4%	4,351	136,795
Johnson & Johnson (Pharmaceuticals)	1.2%	2,749	426,260
JPMorgan Chase & Co. (Banks)	1.2%	3,084	418,530
Linde plc (Chemicals)	0.5%	518	183,196
Mastercard, Inc., Class A (Financial Services)	0.9%	887	323,773
McDonald's Corp. (Hotels, Restaurants & Leisure)	0.6%	770	219,535
	Percentage of Net Assets	Shares	Value
Common Stocks (continued)
Merck & Co., Inc. (Pharmaceuticals)	0.8%	2,666	$294,353
Meta Platforms, Inc., Class A* (Interactive Media & Services)	1.8%	2,340	619,445
Microsoft Corp. (Software)	7.3%	7,826	2,569,980
Netflix, Inc.* (Entertainment)	0.5%	469	185,363
NextEra Energy, Inc. (Electric Utilities)	0.4%	2,089	153,458
NIKE, Inc., Class B (Textiles, Apparel & Luxury Goods)	0.4%	1,310	137,891
NVIDIA Corp. (Semiconductors & Semiconductor Equipment)	2.8%	2,587	978,766
Oracle Corp. (Software)	0.5%	1,616	171,199
PepsiCo, Inc. (Beverages)	0.7%	1,448	264,043
Pfizer, Inc. (Pharmaceuticals)	0.7%	5,903	224,432
Philip Morris International, Inc. (Tobacco)	0.4%	1,631	146,807
Procter & Gamble Co. (The) (Household Products)	1.0%	2,481	353,543
Raytheon Technologies Corp. (Aerospace & Defense)	0.4%	1,540	141,896
Salesforce, Inc.* (Software)	0.7%	1,052	234,996
Tesla, Inc.* (Automobiles)	1.6%	2,828	576,714
Texas Instruments, Inc. (Semiconductors & Semiconductor Equipment)	0.5%	952	165,534
Thermo Fisher Scientific, Inc. (Life Sciences Tools & Services)	0.6%	413	209,994
UnitedHealth Group, Inc. (Health Care Providers & Services)	1.3%	982	478,470
Verizon Communications, Inc. (Diversified Telecommunication Services)	0.4%	4,417	157,378
Visa, Inc., Class A (Financial Services)	1.1%	1,708	377,519
Walmart, Inc. (Consumer Staples Distribution & Retail)	0.6%	1,474	216,487
Walt Disney Co. (The)* (Entertainment)	0.5%	1,921	168,971
Wells Fargo & Co. (Banks)	0.5%	4,008	159,558
Other Common Stocks (a)	42.5%	173,047	14,991,629
Total Common Stocks (Cost $34,583,797)			35,215,723
Securities Lending Reinvestments (b) — 0.0% (c)
Investment Companies — 0.0% (c)
Invesco Government & Agency Portfolio, Institutional Class 5.04% (Cost $4,632)	0.0%	4,632	4,632

See accompanying notes to the financial statements.

72 :: SPXE S&P 500® EX-ENERGY ETF :: MAY 31, 2023 :: SUMMARY SCHEDULE OF PORTFOLIO INVESTMENTSPROSHARES TRUST

	Principal Amount	Value
Short-Term Investments — 0.1%
Repurchase Agreements (d) — 0.1%
Repurchase Agreements with various counterparties, rates 4.95% - 5.05%, dated 5/31/2023, due 6/1/2023, total to be received $31,900 (Cost $31,896)	$31,896	$31,896
Total Investments — 99.9% (Cost $34,620,325)		35,252,251
Other assets less liabilities — 0.1%		40,393
Net Assets — 100.0%		$35,292,644

*  Non-income producing security.

(a)  The security or a portion of this security is on loan at May 31, 2023. The total value of securities on loan at May 31, 2023 was $5,547, collateralized in the form of cash with a value of $4,632 that was reinvested in the securities shown in the Securities Lending Reinvestment section of the Schedule of Portfolio Investments and $1,351 of collateral in the form of U.S.

Government Treasury Securities, interest rates ranging from 0.00% - 5.25%, and maturity dates ranging from July 15, 2023 - August 15, 2049. The total value of collateral is $5,983.

(b)  The security was purchased with cash collateral held from securities on loan at May 31, 2023. The total value of securities purchased was $4,632.

(c)  Represents less than 0.05% of net assets.

(d)  The Fund invests in Repurchase Agreements jointly with other funds in the Trust. See "Repurchase Agreements" in the Notes to Financial Statements to view the details of each individual agreement and counterparty as well as a description of the securities subject to repurchase.

As of May 31, 2023, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investment securities and derivative instruments, if applicable, for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$3,653,433
Aggregate gross unrealized depreciation	(3,099,783)
Net unrealized appreciation	$553,650
Federal income tax cost	$34,698,601

S&P 500® Ex-Energy ETF invested, as a percentage of net assets, in the following industries, as of May 31, 2023:

Aerospace & Defense	1.7%
Air Freight & Logistics	0.6%
Automobile Components	0.1%
Automobiles	1.9%
Banks	3.1%
Beverages	1.8%
Biotechnology	2.1%
Broadline Retail	3.3%
Building Products	0.4%
Capital Markets	2.8%
Chemicals	1.7%
Commercial Services & Supplies	0.5%
Communications Equipment	0.9%
Construction & Engineering	0.1%
Construction Materials	0.2%
Consumer Finance	0.5%
Consumer Staples Distribution & Retail	1.9%
Containers & Packaging	0.2%
Distributors	0.1%
Diversified Telecommunication Services	0.8%
Electric Utilities	1.8%
Electrical Equipment	0.6%
Electronic Equipment, Instruments & Components	0.6%
Entertainment	1.4%
Financial Services	4.4%
Food Products	1.2%
Gas Utilities	0.1%
Ground Transportation	0.8%
Health Care Equipment & Supplies	3.0%
Health Care Providers & Services	3.1%

See accompanying notes to the financial statements.

PROSHARES TRUST SUMMARY SCHEDULE OF PORTFOLIO INVESTMENTS :: MAY 31, 2023 :: S&P 500® EX-ENERGY ETF SPXE :: 73

Health Care REITs	0.2%
Hotel & Resort REITs	0.0%*
Hotels, Restaurants & Leisure	2.2%
Household Durables	0.4%
Household Products	1.5%
Independent Power and Renewable Electricity Producers	0.0%*
Industrial Conglomerates	0.9%
Industrial REITs	0.3%
Insurance	2.1%
Interactive Media & Services	5.9%
IT Services	1.3%
Leisure Products	0.0%*
Life Sciences Tools & Services	1.7%
Machinery	1.7%
Media	0.8%
Metals & Mining	0.4%
Multi-Utilities	0.8%
Office REITs	0.1%
Passenger Airlines	0.2%
Personal Care Products	0.1%
Pharmaceuticals	4.4%
Professional Services	0.9%
Real Estate Management & Development	0.1%
Residential REITs	0.4%
Retail REITs	0.3%
Semiconductors & Semiconductor Equipment	7.6%
Software	10.7%
Specialized REITs	1.2%
Specialty Retail	2.1%
Technology Hardware, Storage & Peripherals	8.1%
Textiles, Apparel & Luxury Goods	0.5%
Tobacco	0.7%
Trading Companies & Distributors	0.2%
Water Utilities	0.1%
Wireless Telecommunication Services	0.2%
Other[a]	0.2%
100.0%

*  Amount represents less than 0.05%.

a  Includes any non-equity securities and net other assets (liabilities).

See accompanying notes to the financial statements.

74 :: SPXE S&P 500® EX-ENERGY ETF :: MAY 31, 2023 :: SUMMARY SCHEDULE OF PORTFOLIO INVESTMENTSPROSHARES TRUST

	Percentage of Net Assets	Shares	Value
Common Stocks — 99.8%
Abbott Laboratories (Health Care Equipment & Supplies)	0.6%	2,192	$223,584
AbbVie, Inc. (Biotechnology)	0.8%	2,224	306,823
Accenture plc, Class A (IT Services)	0.6%	792	242,289
Adobe, Inc.* (Software)	0.6%	576	240,647
Advanced Micro Devices, Inc.* (Semiconductors & Semiconductor Equipment)	0.6%	2,027	239,612
Alphabet, Inc., Class A* (Interactive Media & Services)	2.5%	7,488	920,051
Alphabet, Inc., Class C* (Interactive Media & Services)	2.2%	6,529	805,483
Amazon.com, Inc.* (Broadline Retail)	3.6%	11,209	1,351,581
Apple, Inc. (Technology Hardware, Storage & Peripherals)	8.8%	18,701	3,314,752
Bristol-Myers Squibb Co. (Pharmaceuticals)	0.5%	2,673	172,248
Broadcom, Inc. (Semiconductors & Semiconductor Equipment)	1.1%	525	424,179
Chevron Corp. (Oil, Gas & Consumable Fuels)	0.9%	2,237	336,937
Cisco Systems, Inc. (Communications Equipment)	0.7%	5,164	256,496
Coca-Cola Co. (The) (Beverages)	0.8%	4,894	291,976
Comcast Corp., Class A (Media)	0.6%	5,289	208,122
ConocoPhillips (Oil, Gas & Consumable Fuels)	0.4%	1,539	152,823
Costco Wholesale Corp. (Consumer Staples Distribution & Retail)	0.8%	558	285,451
Danaher Corp. (Life Sciences Tools & Services)	0.5%	824	189,207
Eli Lilly & Co. (Pharmaceuticals)	1.1%	992	426,024
Exxon Mobil Corp. (Oil, Gas & Consumable Fuels)	1.4%	5,178	529,088
Home Depot, Inc. (The) (Specialty Retail)	1.0%	1,282	363,383
Honeywell International, Inc. (Industrial Conglomerates)	0.4%	840	160,944
Intel Corp. (Semiconductors & Semiconductor Equipment)	0.4%	5,201	163,519
Johnson & Johnson (Pharmaceuticals)	1.4%	3,287	509,682
Linde plc (Chemicals)	0.6%	619	218,916
	Percentage of Net Assets	Shares	Value
Common Stocks (continued)
Lowe's Cos., Inc. (Specialty Retail)	0.4%	760	$152,859
McDonald's Corp. (Hotels, Restaurants & Leisure)	0.7%	921	262,586
Merck & Co., Inc. (Pharmaceuticals)	0.9%	3,188	351,987
Meta Platforms, Inc., Class A* (Interactive Media & Services)	2.0%	2,799	740,951
Microsoft Corp. (Software)	8.2%	9,359	3,073,402
Netflix, Inc.* (Entertainment)	0.6%	560	221,329
NextEra Energy, Inc. (Electric Utilities)	0.5%	2,498	183,503
NIKE, Inc., Class B (Textiles, Apparel & Luxury Goods)	0.5%	1,566	164,837
NVIDIA Corp. (Semiconductors & Semiconductor Equipment)	3.1%	3,093	1,170,206
Oracle Corp. (Software)	0.5%	1,932	204,676
PepsiCo, Inc. (Beverages)	0.9%	1,732	315,830
Pfizer, Inc. (Pharmaceuticals)	0.7%	7,058	268,345
Philip Morris International, Inc. (Tobacco)	0.5%	1,949	175,429
Procter & Gamble Co. (The) (Household Products)	1.1%	2,966	422,655
QUALCOMM, Inc. (Semiconductors & Semiconductor Equipment)	0.4%	1,402	159,001
Raytheon Technologies Corp. (Aerospace & Defense)	0.5%	1,842	169,722
Salesforce, Inc.* (Software)	0.8%	1,257	280,789
Tesla, Inc.* (Automobiles)	1.8%	3,381	689,487
Texas Instruments, Inc. (Semiconductors & Semiconductor Equipment)	0.5%	1,139	198,049
Thermo Fisher Scientific, Inc. (Life Sciences Tools & Services)	0.7%	493	250,671
United Parcel Service, Inc., Class B (Air Freight & Logistics)	0.4%	918	153,306
UnitedHealth Group, Inc. (Health Care Providers & Services)	1.5%	1,175	572,507
Verizon Communications, Inc. (Diversified Telecommunication Services)	0.5%	5,281	188,162
Walmart, Inc. (Consumer Staples Distribution & Retail)	0.7%	1,763	258,932
Walt Disney Co. (The)* (Entertainment)	0.5%	2,297	202,044
Other Common Stocks (a)	38.0%	170,072	14,238,021
Total Common Stocks (Cost $36,316,777)			37,403,103

See accompanying notes to the financial statements.

PROSHARES TRUST SUMMARY SCHEDULE OF PORTFOLIO INVESTMENTS :: MAY 31, 2023 :: S&P 500® EX-FINANCIALS ETF SPXN :: 75

	Principal Amount	Value
Short-Term Investments — 0.1%
Repurchase Agreements (b) — 0.1%
Repurchase Agreements with various counterparties, rates 4.95% - 5.05%, dated 5/31/2023, due 6/1/2023, total to be received $42,475 (Cost $42,470)	$42,470	$42,470
Total Investments — 99.9% (Cost $36,359,247)		37,445,573
Other assets less liabilities — 0.1%		44,513
Net Assets — 100.0%		$37,490,086

*  Non-income producing security.

(a)  The security or a portion of this security is on loan at May 31, 2023. The total value of securities on loan at May 31, 2023 was $5,734, collateralized in the form of U.S. Government Treasury

Securities, interest rates ranging from 0.00% - 5.25%, and maturity dates ranging from July 15, 2023 - August 15, 2049. The total value of collateral is $6,138.

(b)  The Fund invests in Repurchase Agreements jointly with other funds in the Trust. See "Repurchase Agreements" in the Notes to Financial Statements to view the details of each individual agreement and counterparty as well as a description of the securities subject to repurchase.

As of May 31, 2023, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investment securities and derivative instruments, if applicable, for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$2,064,073
Aggregate gross unrealized depreciation	(1,026,933)
Net unrealized appreciation	$1,037,140
Federal income tax cost	$36,408,433

S&P 500® Ex-Financials ETF invested, as a percentage of net assets, in the following industries, as of May 31, 2023:

Aerospace & Defense	2.0%
Air Freight & Logistics	0.7%
Automobile Components	0.1%
Automobiles	2.2%
Beverages	2.1%
Biotechnology	2.4%
Broadline Retail	3.7%
Building Products	0.5%
Chemicals	2.0%
Commercial Services & Supplies	0.6%
Communications Equipment	1.0%
Construction & Engineering	0.1%
Construction Materials	0.2%
Consumer Staples Distribution & Retail	2.2%
Containers & Packaging	0.3%
Distributors	0.2%
Diversified Telecommunication Services	0.9%
Electric Utilities	2.1%
Electrical Equipment	0.6%
Electronic Equipment, Instruments & Components	0.7%
Energy Equipment & Services	0.4%
Entertainment	1.6%
Food Products	1.3%
Gas Utilities	0.1%
Ground Transportation	0.9%
Health Care Equipment & Supplies	3.3%
Health Care Providers & Services	3.5%
Hotels, Restaurants & Leisure	2.4%
Household Durables	0.4%
Household Products	1.6%
Independent Power and Renewable Electricity Producers	0.0%*
Industrial Conglomerates	1.0%
Interactive Media & Services	6.6%

See accompanying notes to the financial statements.

76 :: SPXN S&P 500® EX-FINANCIALS ETF :: MAY 31, 2023 :: SUMMARY SCHEDULE OF PORTFOLIO INVESTMENTS PROSHARES TRUST

IT Services	1.4%
Leisure Products	0.0%*
Life Sciences Tools & Services	1.9%
Machinery	1.9%
Media	0.9%
Metals & Mining	0.4%
Multi-Utilities	0.9%
Oil, Gas & Consumable Fuels	4.5%
Passenger Airlines	0.2%
Personal Care Products	0.1%
Pharmaceuticals	4.9%
Professional Services	1.0%
Semiconductors & Semiconductor Equipment	8.5%
Software	12.1%
Specialty Retail	2.4%
Technology Hardware, Storage & Peripherals	9.1%
Textiles, Apparel & Luxury Goods	0.5%
Tobacco	0.7%
Trading Companies & Distributors	0.3%
Water Utilities	0.1%
Wireless Telecommunication Services	0.3%
Other[a]	0.2%
100.0%

*  Amount represents less than 0.05%.

a  Includes any non-equity securities and net other assets (liabilities).

See accompanying notes to the financial statements.

PROSHARES TRUST SUMMARY SCHEDULE OF PORTFOLIO INVESTMENTS :: MAY 31, 2023 :: S&P 500® EX-FINANCIALS ETF SPXN :: 77

	Percentage of Net Assets	Shares	Value
Common Stocks — 99.8%
Accenture plc, Class A (IT Services)	0.6%	337	$103,095
Adobe, Inc.* (Software)	0.6%	245	102,358
Advanced Micro Devices, Inc.* (Semiconductors & Semiconductor Equipment)	0.6%	864	102,133
Alphabet, Inc., Class A* (Interactive Media & Services)	2.4%	3,191	392,078
Alphabet, Inc., Class C* (Interactive Media & Services)	2.1%	2,782	343,215
Amazon.com, Inc.* (Broadline Retail)	3.6%	4,777	576,011
Apple, Inc. (Technology Hardware, Storage & Peripherals)	8.7%	7,968	1,412,329
Bank of America Corp. (Banks)	0.6%	3,739	103,907
Berkshire Hathaway, Inc., Class B* (Financial Services)	1.9%	965	309,842
Broadcom, Inc. (Semiconductors & Semiconductor Equipment)	1.1%	224	180,983
Chevron Corp. (Oil, Gas & Consumable Fuels)	0.9%	953	143,541
Cisco Systems, Inc. (Communications Equipment)	0.7%	2,201	109,324
Coca-Cola Co. (The) (Beverages)	0.8%	2,085	124,391
Comcast Corp., Class A (Media)	0.6%	2,254	88,695
ConocoPhillips (Oil, Gas & Consumable Fuels)	0.4%	656	65,141
Costco Wholesale Corp. (Consumer Staples Distribution & Retail)	0.8%	238	121,751
Exxon Mobil Corp. (Oil, Gas & Consumable Fuels)	1.4%	2,206	225,409
Home Depot, Inc. (The) (Specialty Retail)	1.0%	546	154,764
Honeywell International, Inc. (Industrial Conglomerates)	0.4%	358	68,593
Intel Corp. (Semiconductors & Semiconductor Equipment)	0.4%	2,217	69,702
International Business Machines Corp. (IT Services)	0.4%	484	62,237
Intuit, Inc. (Software)	0.4%	151	63,287
JPMorgan Chase & Co. (Banks)	1.3%	1,572	213,336
Linde plc (Chemicals)	0.6%	264	93,366
Lowe's Cos., Inc. (Specialty Retail)	0.4%	324	65,166
Mastercard, Inc., Class A (Financial Services)	1.0%	452	164,989
	Percentage of Net Assets	Shares	Value
Common Stocks (continued)
McDonald's Corp. (Hotels, Restaurants & Leisure)	0.7%	392	$111,763
Meta Platforms, Inc., Class A* (Interactive Media & Services)	2.0%	1,193	315,811
Microsoft Corp. (Software)	8.1%	3,988	1,309,619
Netflix, Inc.* (Entertainment)	0.6%	239	94,460
NextEra Energy, Inc. (Electric Utilities)	0.5%	1,065	78,235
NIKE, Inc., Class B (Textiles, Apparel & Luxury Goods)	0.5%	667	70,208
NVIDIA Corp. (Semiconductors & Semiconductor Equipment)	3.1%	1,318	498,652
Oracle Corp. (Software)	0.5%	823	87,189
PepsiCo, Inc. (Beverages)	0.8%	738	134,574
Philip Morris International, Inc. (Tobacco)	0.4%	831	74,798
Procter & Gamble Co. (The) (Household Products)	1.1%	1,264	180,120
QUALCOMM, Inc. (Semiconductors & Semiconductor Equipment)	0.4%	597	67,706
Raytheon Technologies Corp. (Aerospace & Defense)	0.5%	785	72,330
S&P Global, Inc. (Capital Markets)	0.4%	176	64,667
Salesforce, Inc.* (Software)	0.7%	536	119,732
Tesla, Inc.* (Automobiles)	1.8%	1,441	293,863
Texas Instruments, Inc. (Semiconductors & Semiconductor Equipment)	0.5%	486	84,506
Union Pacific Corp. (Ground Transportation)	0.4%	328	63,146
United Parcel Service, Inc., Class B (Air Freight & Logistics)	0.4%	391	65,297
Verizon Communications, Inc. (Diversified Telecommunication Services)	0.5%	2,250	80,167
Visa, Inc., Class A (Financial Services)	1.2%	871	192,517
Walmart, Inc. (Consumer Staples Distribution & Retail)	0.7%	751	110,299
Walt Disney Co. (The)* (Entertainment)	0.5%	979	86,113
Wells Fargo & Co. (Banks)	0.5%	2,042	81,292
Other Common Stocks (a)	39.3%	83,846	6,362,691
Total Common Stocks (Cost $15,751,991)			16,159,398

See accompanying notes to the financial statements.

78 :: SPXV S&P 500® EX-HEALTH CARE ETF :: MAY 31, 2023 :: SUMMARY SCHEDULE OF PORTFOLIO INVESTMENTS PROSHARES TRUST

	Principal Amount	Value
Short-Term Investments — 0.1%
Repurchase Agreements (b) — 0.1%
Repurchase Agreements with various counterparties, rates 4.95% - 5.05%, dated 5/31/2023, due 6/1/2023, total to be received $11,490 (Cost $11,490)	$11,490	$11,490
Total Investments — 99.9% (Cost $15,763,481)		16,170,888
Other assets less liabilities — 0.1%		19,840
Net Assets — 100.0%		$16,190,728

*  Non-income producing security.

(a)  The security or a portion of this security is on loan at May 31, 2023. The total value of securities on loan at May 31, 2023 was $2,783, collateralized in the form of U.S. Government Treasury

Securities, interest rates ranging from 0.00% - 5.25%, and maturity dates ranging from July 15, 2023 - August 15, 2049. The total value of collateral is $2,980.

(b)  The Fund invests in Repurchase Agreements jointly with other funds in the Trust. See "Repurchase Agreements" in the Notes to Financial Statements to view the details of each individual agreement and counterparty as well as a description of the securities subject to repurchase.

As of May 31, 2023, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investment securities and derivative instruments, if applicable, for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$920,331
Aggregate gross unrealized depreciation	(542,530)
Net unrealized appreciation	$377,801
Federal income tax cost	$15,793,087

S&P 500® Ex-Health Care ETF invested, as a percentage of net assets, in the following industries, as of May 31, 2023:

Aerospace & Defense	1.9%
Air Freight & Logistics	0.7%
Automobile Components	0.1%
Automobiles	2.1%
Banks	3.5%
Beverages	2.0%
Broadline Retail	3.7%
Building Products	0.5%
Capital Markets	3.1%
Chemicals	1.9%
Commercial Services & Supplies	0.6%
Communications Equipment	1.0%
Construction & Engineering	0.1%
Construction Materials	0.2%
Consumer Finance	0.6%
Consumer Staples Distribution & Retail	2.2%
Containers & Packaging	0.3%
Distributors	0.2%
Diversified Telecommunication Services	0.9%
Electric Utilities	2.0%
Electrical Equipment	0.6%
Electronic Equipment, Instruments & Components	0.7%
Energy Equipment & Services	0.4%
Entertainment	1.6%
Financial Services	4.9%
Food Products	1.3%
Gas Utilities	0.0%*
Ground Transportation	0.9%
Health Care REITs	0.2%
Hotel & Resort REITs	0.0%*
Hotels, Restaurants & Leisure	2.4%
Household Durables	0.4%
Household Products	1.6%

See accompanying notes to the financial statements.

PROSHARES TRUST SUMMARY SCHEDULE OF PORTFOLIO INVESTMENTS :: MAY 31, 2023 :: S&P 500® EX-HEALTH CARE ETF SPXV :: 79

Independent Power and Renewable Electricity Producers	0.0%*
Industrial Conglomerates	1.0%
Industrial REITs	0.4%
Insurance	2.4%
Interactive Media & Services	6.5%
IT Services	1.4%
Leisure Products	0.0%*
Machinery	1.9%
Media	0.9%
Metals & Mining	0.4%
Multi-Utilities	0.9%
Office REITs	0.1%
Oil, Gas & Consumable Fuels	4.4%
Passenger Airlines	0.2%
Personal Care Products	0.1%
Professional Services	0.9%
Real Estate Management & Development	0.1%
Residential REITs	0.4%
Retail REITs	0.3%
Semiconductors & Semiconductor Equipment	8.4%
Software	11.9%
Specialized REITs	1.3%
Specialty Retail	2.4%
Technology Hardware, Storage & Peripherals	9.0%
Textiles, Apparel & Luxury Goods	0.5%
Tobacco	0.7%
Trading Companies & Distributors	0.3%
Water Utilities	0.1%
Wireless Telecommunication Services	0.3%
Other[a]	0.2%
100.0%

*  Amount represents less than 0.05%.

a  Includes any non-equity securities and net other assets (liabilities).

See accompanying notes to the financial statements.

80 :: SPXV S&P 500® EX-HEALTH CARE ETF :: MAY 31, 2023 :: SUMMARY SCHEDULE OF PORTFOLIO INVESTMENTS PROSHARES TRUST

	Percentage of Net Assets	Shares	Value
Common Stocks — 99.8%
Abbott Laboratories (Health Care Equipment & Supplies)	0.7%	2,178	$222,156
AbbVie, Inc. (Biotechnology)	1.0%	2,209	304,754
Alphabet, Inc., Class A* (Interactive Media & Services)	3.0%	7,439	914,030
Alphabet, Inc., Class C* (Interactive Media & Services)	2.7%	6,485	800,054
Amazon.com, Inc.* (Broadline Retail)	4.5%	11,134	1,342,538
Amgen, Inc. (Biotechnology)	0.5%	667	147,173
AT&T, Inc. (Diversified Telecommunication Services)	0.5%	8,902	140,029
Bank of America Corp. (Banks)	0.8%	8,717	242,245
Berkshire Hathaway, Inc., Class B* (Financial Services)	2.4%	2,250	722,430
Boeing Co. (The)* (Aerospace & Defense)	0.5%	702	144,401
Bristol-Myers Squibb Co. (Pharmaceuticals)	0.6%	2,655	171,088
Chevron Corp. (Oil, Gas & Consumable Fuels)	1.1%	2,222	334,678
Coca-Cola Co. (The) (Beverages)	1.0%	4,861	290,007
Comcast Corp., Class A (Media)	0.7%	5,254	206,745
ConocoPhillips (Oil, Gas & Consumable Fuels)	0.5%	1,529	151,830
Costco Wholesale Corp. (Consumer Staples Distribution & Retail)	0.9%	554	283,404
Danaher Corp. (Life Sciences Tools & Services)	0.6%	819	188,059
Eli Lilly & Co. (Pharmaceuticals)	1.4%	985	423,018
Exxon Mobil Corp. (Oil, Gas & Consumable Fuels)	1.7%	5,143	525,512
General Electric Co. (Industrial Conglomerates)	0.5%	1,360	138,081
Home Depot, Inc. (The) (Specialty Retail)	1.2%	1,273	360,832
Honeywell International, Inc. (Industrial Conglomerates)	0.5%	834	159,795
Johnson & Johnson (Pharmaceuticals)	1.7%	3,265	506,271
JPMorgan Chase & Co. (Banks)	1.6%	3,663	497,106
Linde plc (Chemicals)	0.7%	615	217,501
Lowe's Cos., Inc. (Specialty Retail)	0.5%	755	151,853
McDonald's Corp. (Hotels, Restaurants & Leisure)	0.9%	915	260,876
Medtronic plc (Health Care Equipment & Supplies)	0.5%	1,661	137,464
	Percentage of Net Assets	Shares	Value
Common Stocks (continued)
Merck & Co., Inc. (Pharmaceuticals)	1.2%	3,167	$349,669
Meta Platforms, Inc., Class A* (Interactive Media & Services)	2.4%	2,780	735,922
Netflix, Inc.* (Entertainment)	0.7%	556	219,748
NextEra Energy, Inc. (Electric Utilities)	0.6%	2,482	182,328
NIKE, Inc., Class B (Textiles, Apparel & Luxury Goods)	0.6%	1,556	163,784
PepsiCo, Inc. (Beverages)	1.0%	1,720	313,642
Pfizer, Inc. (Pharmaceuticals)	0.9%	7,011	266,558
Philip Morris International, Inc. (Tobacco)	0.6%	1,936	174,259
Procter & Gamble Co. (The) (Household Products)	1.4%	2,946	419,805
Prologis, Inc., REIT (Industrial REITs)	0.5%	1,153	143,606
Raytheon Technologies Corp. (Aerospace & Defense)	0.6%	1,830	168,616
S&P Global, Inc. (Capital Markets)	0.5%	411	151,014
Starbucks Corp. (Hotels, Restaurants & Leisure)	0.5%	1,435	140,113
Tesla, Inc.* (Automobiles)	2.2%	3,359	685,001
Thermo Fisher Scientific, Inc. (Life Sciences Tools & Services)	0.8%	490	249,146
Union Pacific Corp. (Ground Transportation)	0.5%	764	147,085
United Parcel Service, Inc., Class B (Air Freight & Logistics)	0.5%	911	152,137
UnitedHealth Group, Inc. (Health Care Providers & Services)	1.9%	1,167	568,609
Verizon Communications, Inc. (Diversified Telecommunication Services)	0.6%	5,245	186,879
Walmart, Inc. (Consumer Staples Distribution & Retail)	0.9%	1,751	257,169
Walt Disney Co. (The)* (Entertainment)	0.7%	2,282	200,725
Wells Fargo & Co. (Banks)	0.6%	4,759	189,456
Other Common Stocks (a)	46.6%	178,180	14,086,444
Total Common Stocks (Cost $31,051,527)			30,135,645
Securities Lending Reinvestments (b) — 0.0% (c)
Investment Companies — 0.0% (c)
Invesco Government & Agency Portfolio, Institutional Class 5.04% (Cost $7,340)	0.0%	7,340	7,340

See accompanying notes to the financial statements.

PROSHARES TRUST SUMMARY SCHEDULE OF PORTFOLIO INVESTMENTS :: MAY 31, 2023 :: S&P 500® EX-TECHNOLOGY ETF SPXT :: 81

	Principal Amount	Value
Short-Term Investments — 0.1%
Repurchase Agreements (d) — 0.1%
Repurchase Agreements with various counterparties, rates 4.95% - 5.05%, dated 5/31/2023, due 6/1/2023, total to be received $29,674 (Cost $29,672)	$29,672	$29,672
Total Investments — 99.9% (Cost $31,088,539)		30,172,657
Other assets less liabilities — 0.1%		36,827
Net Assets — 100.0%		$30,209,484

*  Non-income producing security.

(a)  The security or a portion of this security is on loan at May 31, 2023. The total value of securities on loan at May 31, 2023 was $11,266, collateralized in the form of cash with a value of $7,340 that was reinvested in the securities shown in the Securities Lending Reinvestment section of the Schedule of Portfolio Investments and $4,770 of collateral in the form of U.S.

Government Treasury Securities, interest rates ranging from 0.00% - 5.25%, and maturity dates ranging from July 15, 2023 - August 15, 2049. The total value of collateral is $12,110.

(b)  The security was purchased with cash collateral held from securities on loan at May 31, 2023. The total value of securities purchased was $7,340.

(c)  Represents less than 0.05% of net assets.

(d)  The Fund invests in Repurchase Agreements jointly with other funds in the Trust. See "Repurchase Agreements" in the Notes to Financial Statements to view the details of each individual agreement and counterparty as well as a description of the securities subject to repurchase.

As of May 31, 2023, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investment securities and derivative instruments, if applicable, for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$649,560
Aggregate gross unrealized depreciation	(1,630,257)
Net unrealized depreciation	$(980,697)
Federal income tax cost	$31,153,354

S&P 500® Ex-Technology ETF invested, as a percentage of net assets, in the following industries, as of May 31, 2023:

Aerospace & Defense	2.4%
Air Freight & Logistics	0.8%
Automobile Components	0.1%
Automobiles	2.6%
Banks	4.4%
Beverages	2.6%
Biotechnology	3.0%
Broadline Retail	4.6%
Building Products	0.6%
Capital Markets	3.9%
Chemicals	2.4%
Commercial Services & Supplies	0.7%
Construction & Engineering	0.1%
Construction Materials	0.2%
Consumer Finance	0.7%
Consumer Staples Distribution & Retail	2.7%
Containers & Packaging	0.3%
Distributors	0.2%
Diversified Telecommunication Services	1.1%
Electric Utilities	2.5%
Electrical Equipment	0.8%
Energy Equipment & Services	0.5%
Entertainment	2.0%
Financial Services	2.4%
Food Products	1.6%
Gas Utilities	0.1%
Ground Transportation	1.1%
Health Care Equipment & Supplies	4.1%
Health Care Providers & Services	4.4%
Health Care REITs	0.3%

See accompanying notes to the financial statements.

82 :: SPXT S&P 500® EX-TECHNOLOGY ETF :: MAY 31, 2023 :: SUMMARY SCHEDULE OF PORTFOLIO INVESTMENTS PROSHARES TRUST

Hotel & Resort REITs	0.1%
Hotels, Restaurants & Leisure	3.0%
Household Durables	0.5%
Household Products	2.0%
Independent Power and Renewable Electricity Producers	0.1%
Industrial Conglomerates	1.2%
Industrial REITs	0.5%
Insurance	3.0%
Interactive Media & Services	8.2%
Leisure Products	0.0%*
Life Sciences Tools & Services	2.3%
Machinery	2.3%
Media	1.1%
Metals & Mining	0.5%
Multi-Utilities	1.1%
Office REITs	0.1%
Oil, Gas & Consumable Fuels	5.6%
Passenger Airlines	0.3%
Personal Care Products	0.2%
Pharmaceuticals	6.1%
Professional Services	0.6%
Real Estate Management & Development	0.1%
Residential REITs	0.5%
Retail REITs	0.4%
Specialized REITs	1.6%
Specialty Retail	3.0%
Textiles, Apparel & Luxury Goods	0.6%
Tobacco	0.9%
Trading Companies & Distributors	0.3%
Water Utilities	0.1%
Wireless Telecommunication Services	0.3%
Other[a]	0.2%
100.0%

*  Amount represents less than 0.05%.

a  Includes any non-equity securities and net other assets (liabilities).

See accompanying notes to the financial statements.

PROSHARES TRUST SUMMARY SCHEDULE OF PORTFOLIO INVESTMENTS :: MAY 31, 2023 :: S&P 500® EX-TECHNOLOGY ETF SPXT :: 83

Investments	Shares	Value
Common Stocks — 99.5%
Chemicals — 16.9%
Albemarle Corp.	550	$106,441
Ganfeng Lithium Group Co. Ltd., Class H (a)	17,736	112,231
Livent Corp.*	5,593	128,919
Sociedad Quimica y Minera de Chile SA, ADR	1,587	101,838
		449,429
Construction & Engineering — 0.7%
Metallurgical Corp. of China Ltd., Class H	74,091	18,167
Metals & Mining — 80.4%
African Rainbow Minerals Ltd.	5,406	56,545
Allkem Ltd.*	18,649	180,134
AMG Critical Materials NV	1,156	52,070
Aneka Tambang Tbk.	727,558	91,976
Anglo American Platinum Ltd.	1,068	61,514
Anglo American plc	1,398	38,668
BHP Group Ltd.	1,616	44,168
Boliden AB	1,698	51,706
Boliden AB, Class D*	1,698	1,796
Chengtun Mining Group Co. Ltd., Class A	28,000	18,800
China Nonferrous Mining Corp. Ltd.	127,382	61,166
CMOC Group Ltd., Class H	90,812	47,433
Eramet SA	956	82,874
First Quantum Minerals Ltd.	2,857	59,855
Franco-Nevada Corp.	195	28,339
Glencore plc	8,871	45,404
IGO Ltd.	15,288	141,803
Impala Platinum Holdings Ltd.	3,550	28,513
Jinchuan Group International Resources Co. Ltd.	628,086	33,287
KGHM Polska Miedz SA	573	14,152
Lundin Mining Corp.	12,467	87,154
Mineral Resources Ltd.	1,730	79,658
Northam Platinum Holdings Ltd.*	4,435	36,508
Pacific Metals Co. Ltd.*	8,976	102,629
Pilbara Minerals Ltd.	56,264	161,392
POSCO Holdings, Inc., ADR	90	6,109
Royal Bafokeng Platinum Ltd.	11,169	77,032
Investments	Shares	Value
Common Stocks (continued)
Sibanye Stillwater Ltd.	16,705	$29,659
South32 Ltd.	33,396	84,283
Timah Tbk. PT	1,281,801	79,525
Vale Indonesia Tbk. PT	289,881	121,831
Vale SA, Class B, ADR	4,810	60,991
Zhejiang Huayou Cobalt Co. Ltd., Class A	10,400	67,705
Zijin Mining Group Co. Ltd., Class H	7,510	10,185
		2,144,864
Trading Companies & Distributors — 1.5%
Sojitz Corp.	471	9,449
Sumitomo Corp.	1,479	27,988
Toyota Tsusho Corp.	80	3,525
		40,962
Total Common Stocks (Cost $3,066,487)		2,653,422
Total Investments — 99.5% (Cost $3,066,487)		2,653,422
Other assets less liabilities — 0.5%		13,887
Net Assets — 100.0%		$2,667,309

*  Non-income producing security.

(a)  Security exempt from registration pursuant to Regulation S under the Securities Act of 1933. Regulation S applies to securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States and as such may have restrictions on resale.

Abbreviations

ADR  American Depositary Receipt

As of May 31, 2023, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investment securities and derivative instruments, if applicable, for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$61,444
Aggregate gross unrealized depreciation	(475,361)
Net unrealized depreciation	$(413,917)
Federal income tax cost	$3,067,339

S&P Global Core Battery Metals ETF invested, as a percentage of net assets, in the following countries as of May 31, 2023:

Australia	27.6%
China	13.8%
South Africa	12.3%
Indonesia	11.0%
United States	8.8%
Chile	7.1%

See accompanying notes to the financial statements.

84 :: ION S&P GLOBAL CORE BATTERY METALS ETF :: MAY 31, 2023 :: SCHEDULE OF PORTFOLIO INVESTMENTS PROSHARES TRUST

Japan	5.4%
France	3.1%
Brazil	2.3%
Zambia	2.3%
Sweden	2.0%
Netherlands	2.0%
Canada	1.1%
Poland	0.5%
South Korea	0.2%
Other[a]	0.5%
100.0%

a  Includes any non-equity securities and net other assets (liabilities).

See accompanying notes to the financial statements.

PROSHARES TRUST SCHEDULE OF PORTFOLIO INVESTMENTS :: MAY 31, 2023 :: S&P GLOBAL CORE BATTERY METALS ETF ION :: 85

Investments	Shares	Value
Common Stocks — 100.1%
Automobiles — 3.7%
Tesla, Inc.*	1,110	$226,362
Construction & Engineering — 6.7%
Arcosa, Inc.	2,903	190,611
Emeren Group Ltd., ADR*	23,368	78,283
Valmont Industries, Inc.	539	141,363
		410,257
Diversified Consumer Services — 3.1%
ADT, Inc.	33,327	189,631
Electrical Equipment — 42.7%
Array Technologies, Inc.*	8,645	191,660
Ballard Power Systems, Inc.*(a)	45,863	191,707
Bloom Energy Corp., Class A*	14,345	196,813
Eos Energy Enterprises, Inc.*	90,481	199,963
FTC Solar, Inc.*	64,923	179,187
FuelCell Energy, Inc.*(a)	94,322	199,963
Generac Holdings, Inc.*	1,757	191,372
NEXTracker, Inc., Class A*	5,106	195,304
Plug Power, Inc.*(a)	25,868	215,222
Shoals Technologies Group, Inc., Class A*	8,469	198,937
SunPower Corp.*	20,895	221,487
Sunrun, Inc.*	13,668	241,104
TPI Composites, Inc.*	19,080	203,393
		2,626,112
Electronic Equipment, Instruments & Components — 2.4%
Corning, Inc.	4,902	151,031
Independent Power and Renewable Electricity Producers — 7.3%
Ormat Technologies, Inc.	2,395	203,814
Sunnova Energy International, Inc.*(a)	13,944	246,251
		450,065
Industrial Conglomerates — 3.2%
General Electric Co.	1,918	194,735
Machinery — 6.0%
Cummins, Inc.	923	188,671
Hyster-Yale Materials Handling, Inc.	3,890	181,896
		370,567
Investments	Shares	Value
Common Stocks (continued)
Semiconductors & Semiconductor Equipment — 25.0%
Applied Materials, Inc.	1,209	$161,160
Canadian Solar, Inc.*	4,973	207,871
Daqo New Energy Corp., ADR*	5,191	186,617
Enphase Energy, Inc.*	1,232	214,220
First Solar, Inc.*	982	199,307
JinkoSolar Holding Co. Ltd., ADR*	4,567	191,403
Maxeon Solar Technologies Ltd.*	6,608	183,636
SolarEdge Technologies, Inc.*	676	192,545
		1,536,759
Total Common Stocks (Cost $7,225,982)		6,155,519
Securities Lending Reinvestments (b) — 9.6%
Investment Companies — 9.6%
Invesco Government & Agency Portfolio, Institutional Class 5.04% (Cost $590,706)	590,706	590,706
Total Investments — 109.7% (Cost $7,816,688)		6,746,225
Liabilities in excess of other assets — (9.7%)		(596,270)
Net Assets — 100.0%		$6,149,955

*  Non-income producing security.

(a)  The security or a portion of this security is on loan at May 31, 2023. The total value of securities on loan at May 31, 2023 was $634,799, collateralized in the form of cash with a value of $590,706 that was reinvested in the securities shown in the Securities Lending Reinvestment section of the Schedule of Portfolio Investments and $80,878 of collateral in the form of U.S. Government Treasury Securities, interest rates ranging from 0.00% - 6.13%, and maturity dates ranging from June 29, 2023 - November 15, 2052. The total value of collateral is $671,584.

(b)  The security was purchased with cash collateral held from securities on loan at May 31, 2023. The total value of securities purchased was $590,706.

Abbreviations

ADR  American Depositary Receipt

As of May 31, 2023, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investment securities and derivative instruments, if applicable, for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$415,595
Aggregate gross unrealized depreciation	(1,490,242)
Net unrealized depreciation	$(1,074,647)
Federal income tax cost	$7,820,872

See accompanying notes to the financial statements.

86 :: CTEX S&P KENSHO CLEANTECH ETF : MAY 31, 2023 :: SCHEDULE OF PORTFOLIO INVESTMENTS PROSHARES TRUST

S&P Kensho Cleantech ETF invested, as a percentage of net assets, in the following countries as of May 31, 2023:

United States	86.2%
China	7.4%
Canada	6.5%
Other[a]	(0.1%)
100.0%

a  Includes any non-equity securities and net other assets (liabilities).

See accompanying notes to the financial statements.

PROSHARES TRUST SCHEDULE OF PORTFOLIO INVESTMENTS :: MAY 31, 2023 :: S&P KENSHO CLEANTECH ETF CTEX :: 87

Investments	Shares	Value
Common Stocks — 99.8%
Electrical Equipment — 11.8%
Allied Motion Technologies, Inc.	614	$20,833
Emerson Electric Co.	502	38,995
Rockwell Automation, Inc.	153	42,626
		102,454
Electronic Equipment, Instruments & Components — 16.1%
Cognex Corp.	822	45,177
FARO Technologies, Inc.*	1,968	29,697
Hollysys Automation Technologies Ltd.*	1,169	18,423
Sanmina Corp.*	444	23,550
Zebra Technologies Corp., Class A*	87	22,844
		139,691
IT Services — 3.7%
Globant SA*	172	31,615
Machinery — 7.1%
3D Systems Corp.*	4,816	39,491
Dover Corp.	168	22,400
		61,891
Metals & Mining — 2.7%
POSCO Holdings, Inc., ADR	340	23,079
Semiconductors & Semiconductor Equipment — 17.8%
Advanced Micro Devices, Inc.*	244	28,843
Allegro MicroSystems, Inc.*	627	24,660
Ambarella, Inc.*	355	25,674
Applied Materials, Inc.	205	27,326
ON Semiconductor Corp.*	297	24,829
Tower Semiconductor Ltd.*	571	22,349
		153,681
Software — 29.2%
Aspen Technology, Inc.*	244	39,997
Autodesk, Inc.*	211	42,071
C3.ai, Inc., Class A*(a)	2,052	82,101
Materialise NV, ADR*	1,198	11,165
PTC, Inc.*	182	24,461
SAP SE, ADR (a)	176	22,957
UiPath, Inc., Class A*	1,657	29,644
		252,396
Technology Hardware, Storage & Peripherals — 2.7%
Stratasys Ltd.*	1,622	23,600
Investments	Shares	Value
Common Stocks (continued)
Trading Companies & Distributors — 2.6%
Applied Industrial Technologies, Inc.	184	$22,625
Wireless Telecommunication Services — 6.1%
SK Telecom Co. Ltd., ADR	1,969	41,152
Turkcell Iletisim Hizmetleri A/S, ADR	2,845	11,779
		52,931
Total Common Stocks (Cost $870,367)		863,963
Securities Lending Reinvestments (b) — 13.1%
Investment Companies — 13.1%
Invesco Government & Agency Portfolio, Institutional Class 5.04% (Cost $113,176)	113,176	113,176
Total Investments — 112.9% (Cost $983,543)		977,139
Liabilities in excess of other assets — (12.9%)		(111,430)
Net Assets — 100.0%		$865,709

*  Non-income producing security.

(a)  The security or a portion of this security is on loan at May 31, 2023. The total value of securities on loan at May 31, 2023 was $102,540, collateralized in the form of cash with a value of $113,176 that was reinvested in the securities shown in the Securities Lending Reinvestment section of the Schedule of Portfolio Investments.

(b)  The security was purchased with cash collateral held from securities on loan at May 31, 2023. The total value of securities purchased was $113,176.

Abbreviations

ADR  American Depositary Receipt

As of May 31, 2023, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investment securities and derivative instruments, if applicable, for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$94,488
Aggregate gross unrealized depreciation	(103,634)
Net unrealized depreciation	$(9,146)
Federal income tax cost	$986,285

See accompanying notes to the financial statements.

88 :: MAKX S&P KENSHO SMART FACTORIES ETF :: MAY 31, 2023 :: SCHEDULE OF PORTFOLIO INVESTMENTS PROSHARES TRUST

S&P Kensho Smart Factories ETF invested, as a percentage of net assets, in the following countries as of May 31, 2023:

United States	79.5%
South Korea	7.4%
Japan	2.8%
Germany	2.7%
Israel	2.6%
China	2.1%
Turkey	1.4%
Belgium	1.3%
Other[a]	0.2%
100.0%

a  Includes any non-equity securities and net other assets (liabilities).

See accompanying notes to the financial statements.

PROSHARES TRUST SCHEDULE OF PORTFOLIO INVESTMENTS :: May 31, 2023 :: S&P KENSHO SMART FACTORIES ETF MAKX :: 89

Investments	Shares	Value
Common Stocks — 99.7%
Banks — 11.8%
Bank OZK	898,873	$31,083,028
Commerce Bancshares, Inc.	582,921	27,951,062
Cullen/Frost Bankers, Inc.	306,922	30,753,585
Prosperity Bancshares, Inc.	524,579	29,995,427
UMB Financial Corp.	545,931	30,921,532
United Bankshares, Inc.	941,145	27,688,486
		178,393,120
Building Products — 2.0%
Carlisle Cos., Inc.	145,363	30,880,916
Capital Markets — 3.8%
Evercore, Inc., Class A	255,151	27,543,551
SEI Investments Co.	544,411	30,802,774
		58,346,325
Chemicals — 6.0%
RPM International, Inc.	387,378	30,908,891
Sensient Technologies Corp.	425,334	30,636,808
Westlake Corp.	278,261	28,925,231
		90,470,930
Commercial Services & Supplies — 2.2%
MSA Safety, Inc.	242,975	33,423,641
Construction & Engineering — 2.0%
MDU Resources Group, Inc.	1,067,104	31,138,095
Consumer Staples Distribution & Retail — 2.1%
Casey's General Stores, Inc.	141,625	31,957,681
Containers & Packaging — 5.7%
AptarGroup, Inc.	263,777	29,672,275
Silgan Holdings, Inc.	588,217	26,463,883
Sonoco Products Co. (a)	514,840	30,818,322
		86,954,480
Electric Utilities — 4.0%
OGE Energy Corp.	845,571	29,831,745
Portland General Electric Co.	629,172	30,659,551
		60,491,296
Electrical Equipment — 4.7%
Hubbell, Inc., Class B	137,929	38,959,425
Regal Rexnord Corp.	246,809	32,058,021
		71,017,446
Investments	Shares	Value
Common Stocks (continued)
Food Products — 3.9%
Flowers Foods, Inc.	1,171,223	$29,257,150
Lancaster Colony Corp.	153,922	30,257,987
		59,515,137
Gas Utilities — 11.7%
National Fuel Gas Co.	578,081	29,430,104
New Jersey Resources Corp.	596,589	28,904,737
ONE Gas, Inc.	394,144	31,902,015
Southwest Gas Holdings, Inc.	553,407	32,390,912
Spire, Inc. (a)	455,029	29,381,222
UGI Corp.	909,132	25,428,422
		177,437,412
Ground Transportation — 1.9%
Ryder System, Inc.	370,882	29,236,628
Household Durables — 2.0%
Leggett & Platt, Inc.	1,008,251	30,731,491
Insurance — 9.6%
American Financial Group, Inc.	263,239	29,553,842
Hanover Insurance Group, Inc. (The)	262,443	29,251,897
Old Republic International Corp.	1,259,357	30,841,653
RenaissanceRe Holdings Ltd.	151,624	28,561,413
RLI Corp.	216,581	26,823,557
		145,032,362
Leisure Products — 2.1%
Polaris, Inc.	291,406	31,387,340
Machinery — 8.4%
Donaldson Co., Inc.	497,823	29,137,580
Graco, Inc.	448,361	34,295,133
Lincoln Electric Holdings, Inc.	198,762	33,721,961
Toro Co. (The)	302,517	29,595,238
		126,749,912
Media — 1.9%
John Wiley & Sons, Inc., Class A	817,774	29,439,864
Metals & Mining — 2.0%
Royal Gold, Inc.	244,685	30,301,790
Multi-Utilities — 4.0%
Black Hills Corp.	486,251	29,636,998
NorthWestern Corp.	536,718	30,372,872
		60,009,870

See accompanying notes to the financial statements.

90 :: REGL S&P MIDCAP 400® DIVIDEND ARISTOCRATS ETF :: May 31, 2023 :: SCHEDULE OF PORTFOLIO INVESTMENTS PROSHARES TRUST

Investments	Shares	Value
Common Stocks (continued)
Pharmaceuticals — 1.8%
Perrigo Co. plc	872,956	$27,899,674
Retail REITs — 2.1%
NNN REIT, Inc., REIT	736,687	31,338,665
Specialty Retail — 2.0%
Williams-Sonoma, Inc.	262,310	29,774,808
Water Utilities — 2.0%
Essential Utilities, Inc.	728,094	29,662,550
Total Common Stocks (Cost $1,508,206,590)		1,511,591,433
	Principal Amount
Short-Term Investments — 0.1%
Repurchase Agreements (b) — 0.1%
Repurchase Agreements with various counterparties, rates 4.95% - 5.05%, dated 5/31/2023, due 6/1/2023, total to be received $1,005,655 (Cost $1,005,516)	$1,005,516	1,005,516
Total Investments — 99.8% (Cost $1,509,212,106)		1,512,596,949
Other assets less liabilities — 0.2%		2,534,420
Net Assets — 100.0%		$1,515,131,369

(a)  The security or a portion of this security is on loan at May 31, 2023. The total value of securities on loan at May 31, 2023 was $739,070, collateralized in the form of U.S. Government Treasury Securities, interest rates ranging from 0.00% - 4.38%, and maturity dates ranging from August 31, 2023 - November 15, 2052. The total value of collateral is $764,352.

(b)  The Fund invests in Repurchase Agreements jointly with other funds in the Trust. See "Repurchase Agreements" in the Notes to Financial Statements to view the details of each individual agreement and counterparty as well as a description of the securities subject to repurchase.

As of May 31, 2023, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investment securities and derivative instruments, if applicable, for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$102,169,671
Aggregate gross unrealized depreciation	(100,604,217)
Net unrealized appreciation	$1,565,454
Federal income tax cost	$1,511,031,495

See accompanying notes to the financial statements.

PROSHARES TRUST SCHEDULE OF PORTFOLIO INVESTMENTS :: May 31, 2023 :: S&P MIDCAP 400® DIVIDEND ARISTOCRATS ETF REGL :: 91

Investments	Shares	Value
Common Stocks — 99.8%
Communications Equipment — 5.1%
Cisco Systems, Inc.	91,121	$4,525,980
Motorola Solutions, Inc.	15,164	4,275,035
		8,801,015
Electronic Equipment, Instruments & Components — 26.5%
Amphenol Corp., Class A	56,592	4,269,866
Avnet, Inc.	104,975	4,602,104
Badger Meter, Inc.	36,342	5,010,471
CDW Corp.	26,517	4,552,704
Cognex Corp.	89,928	4,942,443
Corning, Inc.	128,746	3,966,664
Littelfuse, Inc.	17,481	4,475,835
National Instruments Corp.	75,229	4,348,236
TE Connectivity Ltd.	34,141	4,181,590
Vishay Intertechnology, Inc.	205,820	5,306,040
		45,655,953
Financial Services — 10.2%
Cass Information Systems, Inc.	120,525	4,654,675
Jack Henry & Associates, Inc.	28,438	4,347,886
Mastercard, Inc., Class A	11,754	4,290,445
Visa, Inc., Class A (a)	18,834	4,162,879
		17,455,885
IT Services — 5.4%
Accenture plc, Class A	15,632	4,782,141
International Business Machines Corp.	34,667	4,457,830
		9,239,971
Professional Services — 7.1%
Broadridge Financial Solutions, Inc.	30,338	4,451,192
CSG Systems International, Inc.	82,848	3,975,047
TTEC Holdings, Inc.	121,392	3,850,554
		12,276,793
Semiconductors & Semiconductor Equipment — 24.6%
Analog Devices, Inc.	23,215	4,125,073
Broadcom, Inc.	6,890	5,566,844
KLA Corp.	12,121	5,369,482
Lam Research Corp.	8,928	5,505,898
Microchip Technology, Inc.	55,149	4,150,514
Power Integrations, Inc.	56,927	4,918,493
QUALCOMM, Inc.	36,939	4,189,252
Skyworks Solutions, Inc.	40,073	4,147,956
Texas Instruments, Inc.	24,711	4,296,749
		42,270,261
Investments	Shares	Value
Common Stocks (continued)
Software — 13.2%
Dolby Laboratories, Inc., Class A	51,286	$4,232,634
Intuit, Inc.	9,834	4,121,626
Microsoft Corp.	15,184	4,986,274
Oracle Corp.	45,702	4,841,670
Roper Technologies, Inc.	9,883	4,489,056
		22,671,260
Technology Hardware, Storage & Peripherals — 7.7%
Apple, Inc.	26,107	4,627,466
HP, Inc.	144,922	4,211,433
NetApp, Inc.	66,178	4,390,910
		13,229,809
Total Common Stocks (Cost $168,026,763)		171,600,947
	Principal Amount
Short-Term Investments — 0.1%
Repurchase Agreements (b) — 0.1%
Repurchase Agreements with various counterparties, rates 4.95% - 5.05%, dated 5/31/2023, due 6/1/2023, total to be received $154,104 (Cost $154,083)	$154,083	154,083
Total Investments — 99.9% (Cost $168,180,846)		171,755,030
Other assets less liabilities — 0.1%		200,499
Net Assets — 100.0%		$171,955,529

(a)  The security or a portion of this security is on loan at May 31, 2023. The total value of securities on loan at May 31, 2023 was $2,611,912, collateralized in the form of U.S. Government Treasury Securities, interest rates ranging from 0.00% - 6.13%, and maturity dates ranging from June 29, 2023 - November 15, 2052. The total value of collateral is $2,672,008.

(b)  The Fund invests in Repurchase Agreements jointly with other funds in the Trust. See "Repurchase Agreements" in the Notes to Financial Statements to view the details of each individual agreement and counterparty as well as a description of the securities subject to repurchase.

As of May 31, 2023, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investment securities and derivative instruments, if applicable, for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$9,980,198
Aggregate gross unrealized depreciation	(6,727,062)
Net unrealized appreciation	$3,253,136
Federal income tax cost	$168,501,894

See accompanying notes to the financial statements.

92 :: TDV S&P TECHNOLOGY DIVIDEND ARISTOCRATS ETF :: May 31, 2023 :: SCHEDULE OF PORTFOLIO INVESTMENTS PROSHARES TRUST

Investments	Shares	Value
Common Stocks — 99.4%
Aerospace & Defense — 4.4%
Hexcel Corp.	983	$67,817
Chemicals — 49.0%
Akzo Nobel NV	854	64,301
Arkema SA	716	62,375
Axalta Coating Systems Ltd.*	2,245	65,127
DuPont de Nemours, Inc.	1,017	68,332
Hansol Chemical Co. Ltd.	257	44,826
Ingevity Corp.*	843	39,781
Nanofilm Technologies International Ltd. (a)	15,226	16,551
OCI Co. Ltd.*	247	26,921
OCI Holdings Co. Ltd.	546	35,443
PPG Industries, Inc.	505	66,302
RPM International, Inc.	864	68,939
Sherwin-Williams Co. (The)	298	67,878
Sika AG (Registered)	257	70,095
Solvay SA	590	61,589
		758,460
Electrical Equipment — 6.0%
Mersen SA	560	21,279
NIDEC Corp.	1,440	71,729
		93,008
Electronic Equipment, Instruments & Components — 6.4%
LG Display Co. Ltd.*	6,392	75,707
Solus Advanced Materials Co. Ltd.	806	23,896
		99,603
Industrial Conglomerates — 4.0%
3M Co.	667	62,238
Metals & Mining — 6.2%
Constellium SE, Class A*	3,274	48,783
Materion Corp.	466	46,758
		95,541
Pharmaceuticals — 4.2%
Sanofi	642	65,110
Semiconductors & Semiconductor Equipment — 19.2%
Applied Materials, Inc.	627	83,580
Himax Technologies, Inc., ADR (b)	7,913	54,442
Investments	Shares	Value
Common Stocks (continued)
Innox Advanced Materials Co. Ltd.	462	$13,976
Jusung Engineering Co. Ltd.	1,107	13,962
LX Semicon Co. Ltd.	369	32,306
Magnachip Semiconductor Corp.*	980	10,025
SkyWater Technology, Inc.*	988	10,127
Universal Display Corp.	531	78,232
		296,650
Total Common Stocks (Cost $1,758,065)		1,538,427
Securities Lending Reinvestments (c) — 0.0% (d)
Investment Companies — 0.0% (d)
Invesco Government & Agency Portfolio, Institutional Class 5.04% (Cost $152)	152	152
Total Investments — 99.4% (Cost $1,758,217)		1,538,579
Other assets less liabilities — 0.6%		8,908
Net Assets — 100.0%		$1,547,487

*  Non-income producing security.

(a)  Security exempt from registration pursuant to Regulation S under the Securities Act of 1933. Regulation S applies to securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States and as such may have restrictions on resale.

(b)  The security or a portion of this security is on loan at May 31, 2023. The total value of securities on loan at May 31, 2023 was $144, collateralized in the form of cash with a value of $152 that was reinvested in the securities shown in the Securities Lending Reinvestment section of the Schedule of Portfolio Investments.

(c)  The security was purchased with cash collateral held from securities on loan at May 31, 2023. The total value of securities purchased was $152.

(d)  Represents less than 0.05% of net assets.

As of May 31, 2023, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investment securities and derivative instruments, if applicable, for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$35,678
Aggregate gross unrealized depreciation	(258,794)
Net unrealized depreciation	$(223,116)
Federal income tax cost	$1,761,695

See accompanying notes to the financial statements.

PROSHARES TRUST SCHEDULE OF PORTFOLIO INVESTMENTS :: May 31, 2023 :: SMART MATERIALS ETF TINT :: 93

Smart Materials ETF invested, as a percentage of net assets, in the following countries as of May 31, 2023:

United States	54.2%
South Korea	17.9%
France	5.4%
Japan	4.6%
Switzerland	4.5%
Netherlands	4.2%
Belgium	4.0%
Taiwan	3.5%
Singapore	1.1%
Other[a]	0.6%
100.0%

a  Includes any non-equity securities and net other assets (liabilities).

See accompanying notes to the financial statements.

94 :: TINT SMART MATERIALS ETF :: May 31, 2023 :: SCHEDULE OF PORTFOLIO INVESTMENTS PROSHARES TRUST

Investments	Shares	Value
Common Stocks — 99.1%
Air Freight & Logistics — 37.5%
CH Robinson Worldwide, Inc.	681	$64,382
Deutsche Post AG (Registered)	2,021	90,838
DSV A/S	514	99,050
Expeditors International of Washington, Inc.	706	77,879
FedEx Corp.	453	98,745
Forward Air Corp.	139	13,520
GXO Logistics, Inc.*	613	34,279
JD Logistics, Inc.*(a)	7,661	12,249
Nippon Express Holdings, Inc.	347	19,501
SG Holdings Co. Ltd.	1,672	24,578
United Parcel Service, Inc., Class B	431	71,977
Yamato Holdings Co. Ltd.	1,487	27,248
ZTO Express Cayman, Inc.	2,570	64,919
		699,165
Commercial Services & Supplies — 3.9%
Brambles Ltd.	8,115	72,525
Ground Transportation — 33.5%
Aurizon Holdings Ltd.	9,911	22,950
Canadian Pacific Kansas City Ltd.	1,000	76,199
Container Corp. of India Ltd.	1,563	12,676
CSX Corp.	2,567	78,730
Full Truck Alliance Co. Ltd., ADR*	5,228	30,375
Knight-Swift Transportation Holdings, Inc., Class A	880	48,391
Landstar System, Inc.	189	33,147
Old Dominion Freight Line, Inc.	272	84,440
Rumo SA	6,931	28,444
Saia, Inc.*	152	43,192
TFI International, Inc.	433	45,612
Union Pacific Corp.	381	73,350
Werner Enterprises, Inc.	333	14,625
XPO, Inc.*	644	30,223
		622,354
Hotels, Restaurants & Leisure — 5.8%
Amadeus IT Group SA*	1,501	107,336
Marine Transportation — 16.4%
AP Moller — Maersk A/S, Class B	26	43,721
COSCO SHIPPING Holdings Co. Ltd., Class H	16,475	14,517
Evergreen Marine Corp. Taiwan Ltd.	7,923	39,451
HMM Co. Ltd.	1,919	25,664
Kawasaki Kisen Kaisha Ltd. (b)	1,449	32,604
Investments	Shares	Value
Common Stocks (continued)
Kuehne + Nagel International AG (Registered)	294	$83,640
Matson, Inc.	182	12,436
SITC International Holdings Co. Ltd.	7,209	12,521
Wan Hai Lines Ltd.	7,747	14,623
Yang Ming Marine Transport Corp.	12,751	25,230
		304,407
Transportation Infrastructure — 2.0%
Getlink SE	2,175	36,919
Total Common Stocks (Cost $1,948,527)		1,842,706
Securities Lending Reinvestments (c) — 0.1%
Investment Companies — 0.1%
Invesco Government & Agency Portfolio, Institutional Class 5.04% (Cost $2,219)	2,219	2,219
Total Investments — 99.2% (Cost $1,950,746)		1,844,925
Other assets less liabilities — 0.8%		15,363
Net Assets — 100.0%		$1,860,288

*  Non-income producing security.

(a)  Security exempt from registration pursuant to Regulation S under the Securities Act of 1933. Regulation S applies to securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States and as such may have restrictions on resale.

(b)  The security or a portion of this security is on loan at May 31, 2023. The total value of securities on loan at May 31, 2023 was $32,604, collateralized in the form of cash with a value of $2,219 that was reinvested in the securities shown in the Securities Lending Reinvestment section of the Schedule of Portfolio Investments and $32,775 of collateral in the form of U.S. Government Treasury Securities, interest rates ranging from 0.13% - 7.63%, and maturity dates ranging from July 15, 2023 - February 15, 2052. The total value of collateral is $34,994.

(c)  The security was purchased with cash collateral held from securities on loan at May 31, 2023. The total value of securities purchased was $2,219.

As of May 31, 2023, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investment securities and derivative instruments, if applicable, for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$129,805
Aggregate gross unrealized depreciation	(239,031)
Net unrealized depreciation	$(109,226)
Federal income tax cost	$1,954,151
See accompanying notes to the financial statements.

PROSHARES TRUST SCHEDULE OF PORTFOLIO INVESTMENTS :: May 31, 2023 :: SUPPLY CHAIN LOGISTICS ETF SUPL :: 95

Supply Chain Logistics ETF invested, as a percentage of net assets, in the following countries as of May 31, 2023:

United States	41.9%
Denmark	7.7%
China	7.2%
Canada	6.5%
Spain	5.8%
Japan	5.6%
Australia	5.1%
Germany	4.9%
Switzerland	4.5%
Taiwan	4.3%
France	2.0%
Brazil	1.5%
South Korea	1.4%
India	0.7%
Other[a]	0.9%
100.0%

a  Includes any non-equity securities and net other assets (liabilities).

See accompanying notes to the financial statements.

96 :: SUPL SUPPLY CHAIN LOGISTICS ETF :: May 31, 2023 :: SCHEDULE OF PORTFOLIO INVESTMENTS PROSHARES TRUST

STATEMENTS OF ASSETS AND LIABILITIES

PROSHARES TRUST STATEMENTS OF ASSETS AND LIABILITIES :: MAY 31, 2023 :: 97

	Big Data Refiners ETF	Decline of the Retail Store ETF	DJ Brookfield Global Infrastructure ETF	Equities for Rising Rates ETF	Global Listed Private Equity ETF	Hedge Replication ETF
ASSETS:
Securities and Repurchase Agreements, at cost	$3,255,350	$8,663,476	$156,722,830	$44,800,710	$11,758,053	$32,343,097
Securities, at value(a)	2,776,434	—	145,551,592	39,001,288	9,599,753	28,295,894
Repurchase Agreements, at value	—	8,663,476	486,182	33,201	75,416	4,509,137
Cash	8,335	17	254	—	—	—
Foreign cash(b)	528	—	44,649	—	611	—
Segregated cash balances with brokers for futures contracts	—	—	—	—	—	33,523
Segregated cash balances with custodian for swap agreements	—	2,662,000	—	—	—	563,000
Dividends and interest receivable	—	1,201	472,799	101,699	10,213	6,004
Receivable for security lending income	94	—	7,734	—	77	—
Receivable for investments sold	—	—	31,450	—	—	7,458
Receivable from Advisor	—	—	—	—	15,366	—
Reclaims receivable	—	—	47,029	—	34,618	—
Receivable for variation margin on futures contracts	—	—	—	—	—	4,891
Unrealized appreciation on non-exchange traded swap agreements	—	73,027	—	—	—	502,224
Prepaid expenses	—	—	—	—	72	2,653
Total Assets	2,785,391	11,399,721	146,641,689	39,136,188	9,736,126	33,924,784
LIABILITIES:
Cash overdraft	—	—	—	—	1	692
Payable for investments purchased	—	—	31,533	20,018	—	2,379
Payable for cash collateral received from securities loaned	93,178	—	1,678,412	—	—	44
Payable to Advisor	1,211	5,487	57,305	12,671	—	5,960
Management Services fees payable	—	—	—	—	—	2,913
Custodian fees payable	—	—	—	—	1,227	30,229
Administration fees payable	—	—	—	—	12,478	12,795
Trustee fees payable	17	102	1,349	540	89	323
Compliance services fees payable	8	74	686	326	52	181
Listing, Data and related fees payable	—	—	—	—	14,866	326,794
Professional fees payable	—	—	—	—	23,759	73,157
Unrealized depreciation on non-exchange traded swap agreements	—	540,039	—	—	—	620,968
Other liabilities	—	—	—	—	1,176	1,926
Total Liabilities	94,414	545,702	1,769,285	33,555	53,648	1,078,361
NET ASSETS	$2,690,977	$10,854,019	$144,872,404	$39,102,633	$9,682,478	$32,846,423
NET ASSETS CONSIST OF:
Paid in Capital	$3,980,189	$41,481,486	$153,026,156	$54,293,520	$17,082,666	$33,527,940
Distributable earnings (loss)	(1,289,212)	(30,627,467)	(8,153,752)	(15,190,887)	(7,400,188)	(681,517)
NET ASSETS	$2,690,977	$10,854,019	$144,872,404	$39,102,633	$9,682,478	$32,846,423
Shares (unlimited number of shares authorized, no par value)	100,001	650,001	3,290,001	860,001	350,001	685,000
Net Asset Value	$26.91	$16.70	$44.03	$45.47	$27.66	$47.95
(a) Includes securities on loan valued at:	$91,997	$—	$1,706,447	$—	$73,669	$—
(b) Cost of foreign cash:	$534	$—	$44,902	$—	$624	$—

See accompanying notes to the financial statements.

98 :: MAY 31, 2023 :: STATEMENTS OF ASSETS AND LIABILITIES PROSHARES TRUST

	High Yield- Interest Rate Hedged	Inflation Expectations ETF	Investment Grade-Interest Rate Hedged	K-1 Free Crude Oil Strategy ETF(b)	Large Cap Core Plus	Long Online/ Short Stores ETF
ASSETS:
Securities and Repurchase Agreements, at cost	$124,300,928	$34,113,013	$310,158,748	$72,204,173	$342,936,262	$25,183,186
Securities, at value(a)	107,220,894	—	302,206,594	—	382,305,284	20,963,923
Repurchase Agreements, at value	4,074,001	34,113,013	4,288,945	72,204,173	5,045,777	476,257
Cash	—	—	21,021	7,613,138	2,051	18
Segregated cash balances with brokers for futures contracts	1,748,035	—	9,726,345	7,918,180	—	—
Segregated cash balances with custodian for swap agreements	—	2,126,600	—	—	7,686,805	861,780
Dividends and interest receivable	1,661,162	4,727	3,587,931	10,006	657,231	9,559
Receivable for security lending income	2,830	—	6	—	1,340	496
Receivable for investments sold	1,020,162	—	—	—	—	1,015,372
Receivable for capital shares issued	—	652,353	—	—	—	—
Receivable from Advisor	—	3,970	—	—	—	—
Unrealized appreciation on non-exchange traded swap agreements	—	2,462,112	—	—	10,479,674	1,241,848
Prepaid expenses	—	2,705	—	—	—	—
Total Assets	115,727,084	39,365,480	319,830,842	87,745,497	406,178,162	24,569,253
LIABILITIES:
Payable for investments purchased	3,235,354	—	—	—	—	1,016,994
Payable for cash collateral received from securities loaned	1,405,520	—	880	—	746,409	1,567,632
Payable to Advisor	48,751	—	85,256	48,531	156,260	10,619
Custodian fees payable	—	462	—	—	—	—
Administration fees payable	—	7,204	—	—	—	—
Trustee fees payable	1,015	400	3,137	793	3,687	118
Compliance services fees payable	554	280	1,932	415	1,907	68
Listing, Data and related fees payable	—	3,384	—	—	—	—
Professional fees payable	—	16,531	—	—	—	—
Payable for variation margin on futures contracts	322,820	—	1,728,012	1,631,428	—	—
Unrealized depreciation on non-exchange traded swap agreements	—	1,831,542	—	—	695,117	184,517
Other liabilities	—	3,558	—	—	—	—
Total Liabilities	5,014,014	1,863,361	1,819,217	1,681,167	1,603,380	2,779,948
NET ASSETS	$110,713,070	$37,502,119	$318,011,625	$86,064,330	$404,574,782	$21,789,305
NET ASSETS CONSIST OF:
Paid in Capital	$159,994,985	$43,898,678	$365,728,608	$21,877,871	$340,703,347	$90,583,785
Distributable earnings (loss)	(49,281,915)	(6,396,559)	(47,716,983)	64,186,459	63,871,435	(68,794,480)
NET ASSETS	$110,713,070	$37,502,119	$318,011,625	$86,064,330	$404,574,782	$21,789,305
Shares (unlimited number of shares authorized, no par value)	1,875,001	1,150,001	4,450,001	2,209,034	8,480,000	665,001
Net Asset Value	$59.05	$32.61	$71.46	$38.96	$47.71	$32.77
(a) Includes securities on loan valued at:	$1,471,512	$—	$857	$—	$726,484	$1,744,489

(b)  Consolidated Statement of Assets and Liabilities.

See accompanying notes to the financial statements.

PROSHARES TRUST STATEMENTS OF ASSETS AND LIABILITIES :: MAY 31, 2023 :: 99

	Merger ETF	Metaverse ETF	MSCI EAFE Dividend Growers ETF	MSCI Emerging Markets Dividend Growers ETF		MSCI Europe Dividend Growers ETF	MSCI Transformational Changes ETF
ASSETS:
Securities and Repurchase Agreements, at cost	$13,551,126	$7,308,117	$92,297,140	$16,340,586		$9,119,846	$11,882,388
Securities, at value(a)	10,221,034	7,165,472	91,880,407	16,068,700		8,460,761	10,413,783
Repurchase Agreements, at value	2,816,874	—	285,448	—		43,920	34,673
Cash	—	10,625	—	—		—	—
Foreign cash(b)	2,310	—	102,510	6,676		12,576	33,554
Segregated cash balances with custodian for swap agreements	221,000	—	—	—		—	—
Dividends and interest receivable	390	2,791	471,534	28,807		33,309	15,557
Receivable for security lending income	—	3,389	5,191	—		226	—
Receivable for investments sold	347,319	—	6,635,771	1,796,820		442,075	2,183,835
Receivable for capital shares issued	—	—	157,095	—		—	—
Reclaims receivable	107	—	533,511	—		64,251	16,410
Unrealized appreciation on non-exchange traded swap agreements	238,665	—	—	—		—	—
Unrealized appreciation on forward foreign currency contracts	33,488	—	—	—		—	—
Prepaid expenses	105	—	—	—		—	—
Total Assets	13,881,292	7,182,277	100,071,467	17,901,003		9,057,118	12,697,812
LIABILITIES:
Cash overdraft	2,795	—	35,614	156,018		—	32,275
Payable for investments purchased	366,204	—	6,783,355	1,473,658		453,287	2,201,431
Payable for cash collateral received from securities loaned	—	984,277	24,231	—		—	—
Payable to Advisor	2,665	2,803	41,017	8,587		4,180	4,358
Management Services fees payable	1,141	—	—	—		—	—
Custodian fees payable	662	—	—	—		—	—
Administration fees payable	12,478	—	—	—		—	—
Trustee fees payable	123	51	791	148		73	120
Compliance services fees payable	122	27	397	73		41	89
Listing, Data and related fees payable	7,422	—	—	—		—	—
Professional fees payable	16,442	—	—	—		—	—
Unrealized depreciation on non-exchange traded swap agreements	34,705	—	—	—		—	—
Unrealized depreciation on forward foreign currency contracts	12,859	—	—	—		—	—
Due to counterparty	—	—	—	6,744		—	—
Due to Authorized Participant	—	—	—	11,202		—	—
Other liabilities	3,886	—	—	101,555	(c)	—	—
Total Liabilities	461,504	987,158	6,885,405	1,757,985		457,581	2,238,273
NET ASSETS	$13,419,788	$6,195,119	$93,186,062	$16,143,018		$8,599,537	$10,459,539
NET ASSETS CONSIST OF:
Paid in Capital	$13,827,210	$7,208,653	$100,873,108	$21,985,010		$10,312,055	$19,786,910
Distributable earnings (loss)	(407,422)	(1,013,534)	(7,687,046)	(5,841,992)		(1,712,518)	(9,327,371)
NET ASSETS	$13,419,788	$6,195,119	$93,186,062	$16,143,018		$8,599,537	$10,459,539
Shares (unlimited number of shares authorized, no par value)	350,001	170,001	2,520,001	355,001		195,001	300,001
Net Asset Value	$38.34	$36.44	$36.98	$45.47		$44.10	$34.87
(a) Includes securities on loan valued at:	$—	$952,852	$23,085	$—		$—	$—
(b) Cost of foreign cash:	$2,308	$—	$102,601	$6,699		$12,576	$33,549

(c)  Relates to payable for deferred India capital gains tax of $101,555.

See accompanying notes to the financial statements.

100 :: MAY 31, 2023 :: STATEMENTS OF ASSETS AND LIABILITIES PROSHARES TRUST

	Nanotechnology ETF	Nasdaq-100 Dorsey Wright Momentum ETF	On-Demand ETF		Online Retail ETF	Pet Care ETF	Russell 2000 Dividend Growers ETF
ASSETS:
Securities and Repurchase Agreements, at cost	$2,980,807	$9,196,925	$1,079,925		$173,539,439	$140,408,834	$811,408,411
Securities, at value(a)	2,828,685	10,397,143	550,471		98,514,024	90,622,791	781,556,605
Repurchase Agreements, at value	—	16,920	—		51,949	291,022	524,150
Cash	9,030	—	661		—	1	259,506
Foreign cash(b)	719	—	168		—	23,321	—
Dividends and interest receivable	1,172	5,274	403		45,890	38,895	1,329,226
Receivable for security lending income	354	—	2		2,362	643	780
Receivable for investments sold	—	—	—		4,925,743	14,925	1,708,278
Reclaims receivable	—	—	—		—	170,287	—
Total Assets	2,839,960	10,419,337	551,705		103,539,968	91,161,885	785,378,545
LIABILITIES:
Payable for investments purchased	—	—	—		4,907,450	14,965	—
Payable for capital shares redeemed	—	—	—		—	—	1,724,333
Payable for cash collateral received from securities loaned	36,045	—	—		4,805,672	401,775	6,543,000
Payable to Advisor	1,273	5,109	271		47,300	41,259	269,191
Trustee fees payable	21	93	7		1,004	890	7,314
Compliance services fees payable	10	59	4		804	540	3,624
Other liabilities	—	—	189	(c)	—	—	—
Total Liabilities	37,349	5,261	471		9,762,230	459,429	8,547,462
NET ASSETS	$2,802,611	$10,414,076	$551,234		$93,777,738	$90,702,456	$776,831,083
NET ASSETS CONSIST OF:
Paid in Capital	$3,156,788	$16,853,219	$1,770,253		$494,835,231	$190,612,286	$876,946,904
Distributable earnings (loss)	(354,177)	(6,439,143)	(1,219,019)		(401,057,493)	(99,909,830)	(100,115,821)
NET ASSETS	$2,802,611	$10,414,076	$551,234		$93,777,738	$90,702,456	$776,831,083
Shares (unlimited number of shares authorized, no par value)	75,001	310,001	25,001		3,190,001	1,900,001	13,690,001
Net Asset Value	$37.37	$33.59	$22.05		$29.40	$47.74	$56.74
(a) Includes securities on loan valued at:	$34,464	$—	$7,246		$7,486,180	$708,923	$12,428,969
(b) Cost of foreign cash:	$722	$—	$168		$—	$23,513	$—

(c)  Relates to payable for deferred India capital gains tax of $189.

See accompanying notes to the financial statements.

PROSHARES TRUST STATEMENTS OF ASSETS AND LIABILITIES :: MAY 31, 2023 :: 101

	Russell U.S. Dividend Growers ETF	S&P 500® Bond ETF	S&P 500® Dividend Aristocrats ETF	S&P 500® Ex-Energy ETF	S&P 500® Ex-Financials ETF	S&P 500® Ex-Health Care ETF
ASSETS:
Securities and Repurchase Agreements, at cost	$11,187,417	$12,263,929	$10,451,639,562	$34,620,325	$36,359,247	$15,763,481
Securities, at value(a)	10,600,690	11,082,623	10,705,967,515	35,220,355	37,403,103	16,159,398
Repurchase Agreements, at value	7,492	100,937	4,156,983	31,896	42,470	11,490
Cash	—	—	—	264	94	95
Dividends and interest receivable	23,448	109,550	27,789,685	47,711	46,637	20,777
Receivable for security lending income	—	4	1	3	3	1
Receivable for investments sold	—	2,467,150	13,184,817	—	—	—
Receivable for capital shares issued	—	—	8,799,154	—	—	—
Total Assets	10,631,630	13,760,264	10,759,898,155	35,300,229	37,492,307	16,191,761
LIABILITIES:
Cash overdraft	—	—	3,566	—	—	—
Payable for investments purchased	—	2,477,251	11,776,581	—	—	—
Payable for capital shares redeemed	—	—	13,216,337	—	—	—
Payable for cash collateral received from securities loaned	—	63,573	—	4,632	—	—
Payable to Advisor	3,300	1,430	3,315,245	2,572	2,070	958
Trustee fees payable	99	101	95,132	263	106	52
Compliance services fees payable	52	60	46,400	118	45	23
Total Liabilities	3,451	2,542,415	28,453,261	7,585	2,221	1,033
NET ASSETS	$10,628,179	$11,217,849	$10,731,444,894	$35,292,644	$37,490,086	$16,190,728
NET ASSETS CONSIST OF:
Paid in Capital	$11,182,245	$14,303,948	$10,612,767,920	$35,061,772	$32,179,447	$15,832,136
Distributable earnings (loss)	(554,066)	(3,086,099)	118,676,974	230,872	5,310,639	358,592
NET ASSETS	$10,628,179	$11,217,849	$10,731,444,894	$35,292,644	$37,490,086	$16,190,728
Shares (unlimited number of shares authorized, no par value)	240,001	150,001	122,450,001	395,001	415,001	185,001
Net Asset Value	$44.28	$74.79	$87.64	$89.35	$90.34	$87.52
(a) Includes securities on loan valued at:	$—	$61,840	$—	$5,547	$5,734	$2,783

See accompanying notes to the financial statements.

102 :: MAY 31, 2023 :: STATEMENTS OF ASSETS AND LIABILITIES PROSHARES TRUST

	S&P 500® Ex-Technology ETF	S&P Global Core Battery Metals ETF	S&P Kensho Cleantech ETF	S&P Kensho Smart Factories ETF	S&P MidCap 400® Dividend Aristocrats ETF	S&P Technology Dividend Aristocrats ETF
ASSETS:
Securities and Repurchase Agreements, at cost	$31,088,539	$3,066,487	$7,816,688	$983,543	$1,509,212,106	$168,180,846
Securities, at value(a)	30,142,985	2,653,422	6,746,225	977,139	1,511,591,433	171,600,947
Repurchase Agreements, at value	29,672	—	—	—	1,005,516	154,083
Cash	210	5,380	8,012	1,691	—	1
Foreign cash(b)	—	2,751	—	—	—	—
Dividends and interest receivable	45,893	6,724	3,654	457	3,091,327	283,806
Receivable for security lending income	3	5	9	13	81	288
Receivable for investments sold	—	—	1,232,046	—	2,004,683	1,822,442
Reclaims receivable	—	1,630	—	—	—	—
Total Assets	30,218,763	2,669,912	7,989,946	979,300	1,517,693,040	173,861,567
LIABILITIES:
Payable for investments purchased	—	—	1,246,157	—	—	—
Payable for capital shares redeemed	—	—	—	—	2,006,796	1,842,380
Payable for cash collateral received from securities loaned	7,340	—	590,706	113,176	—	—
Payable to Advisor	1,789	1,394	3,047	403	534,555	62,037
Trustee fees payable	107	30	57	8	14,184	1,112
Compliance services fees payable	43	7	24	4	6,136	509
Due to counterparty	—	1,172	—	—	—	—
Total Liabilities	9,279	2,603	1,839,991	113,591	2,561,671	1,906,038
NET ASSETS	$30,209,484	$2,667,309	$6,149,955	$865,709	$1,515,131,369	$171,955,529
NET ASSETS CONSIST OF:
Paid in Capital	$31,348,102	$3,107,636	$7,874,204	$1,482,290	$1,492,718,811	$165,084,630
Distributable earnings (loss)	(1,138,618)	(440,327)	(1,724,249)	(616,581)	22,412,558	6,870,899
NET ASSETS	$30,209,484	$2,667,309	$6,149,955	$865,709	$1,515,131,369	$171,955,529
Shares (unlimited number of shares authorized, no par value)	440,001	75,001	200,001	25,001	22,650,001	2,800,001
Net Asset Value	$68.66	$35.56	$30.75	$34.63	$66.89	$61.41
(a) Includes securities on loan valued at:	$11,266	$—	$634,799	$102,540	$739,070	$2,611,912
(b) Cost of foreign cash:	$—	$2,762	$—	$—	$—	$—

See accompanying notes to the financial statements.

PROSHARES TRUST STATEMENTS OF ASSETS AND LIABILITIES :: MAY 31, 2023 :: 103

	Smart Materials ETF	Supply Chain Logistics ETF
ASSETS:
Securities and Repurchase Agreements, at cost	$1,758,217	$1,950,746
Securities, at value(a)	1,538,579	1,844,925
Repurchase Agreements, at value	—	—
Cash	3,907	4,509
Foreign cash(b)	366	434
Dividends and interest receivable	5,003	9,230
Receivable for security lending income	28	6
Reclaims receivable	557	4,367
Total Assets	1,548,440	1,863,471
LIABILITIES:
Payable for cash collateral received from securities loaned	152	2,219
Payable to Advisor	780	940
Trustee fees payable	14	16
Compliance services fees payable	7	8
Total Liabilities	953	3,183
NET ASSETS	$1,547,487	$1,860,288
NET ASSETS CONSIST OF:
Paid in Capital	$2,112,472	$2,004,475
Distributable earnings (loss)	(564,985)	(144,187)
NET ASSETS	$1,547,487	$1,860,288
Shares (unlimited number of shares authorized, no par value)	50,001	50,001
Net Asset Value	$30.95	$37.21
(a) Includes securities on loan valued at:	$144	$32,604
(b) Cost of foreign cash:	$368	$434

See accompanying notes to the financial statements.

104 :: MAY 31, 2023 :: STATEMENTS OF ASSETS AND LIABILITIES PROSHARES TRUST

STATEMENTS OF OPERATIONS

PROSHARES TRUST STATEMENTS OF OPERATIONS :: FOR THE PERIODS ENDED MAY 31, 2023 :: 105

	Big Data Refiners ETF	Decline of the Retail Store ETF	DJ Brookfield Global Infrastructure ETF	Equities for Rising Rates ETF	Global Listed Private Equity ETF	Hedge Replication ETF
	Year Ended May 31, 2023	Year Ended May 31, 2023	Year Ended May 31, 2023	Year Ended May 31, 2023	Year Ended May 31, 2023	Year Ended May 31, 2023
INVESTMENT INCOME:
Dividends	$1,853	$—	$5,172,570	$2,105,589	$715,600	$99,976
Interest	—	437,767	19,315	4,099	2,705	1,171,156
Securities lending income (Note 2)	6,515	—	31,939	304	669	6
Foreign withholding tax on income	(130)	—	(352,706)	—	(9,134)	(166)
Total Investment Income	8,238	437,767	4,871,118	2,109,992	709,840	1,270,972
EXPENSES:
Advisory fees (Note 4)	11,292	104,764	699,259	246,737	57,373	303,764
Management Services fees (Note 4)	—	—	—	—	11,474	40,502
Professional fees	—	—	—	—	28,605	82,585
Administration fees (Note 5)	—	—	—	—	74,744	78,212
Custodian fees (Note 6)	—	—	—	—	5,970	207,321
Printing and Shareholder reports	—	—	—	—	2,048	4,009
Listing, Data and related fees (Note 7)	—	—	—	—	38,238	130,984
Trustees fees (Note 8)	42	368	3,502	1,707	251	919
Compliance services fees (Note 4)	6	66	501	271	27	122
Other fees	—	—	—	—	5,311	5,839
Total Gross Expenses before fees waived and/or reimbursed	11,340	105,198	703,262	248,715	224,041	854,257
LESS:
Expenses waived and/or reimbursed by Advisor (Note 4)	—	—	—	—	(155,208)	(469,401)
Total Net Expenses	11,340	105,198	703,262	248,715	68,833	384,856
Net Investment Income (Loss)	(3,102)	332,569	4,167,856	1,861,277	641,007	886,116
NET REALIZED GAIN (LOSS) FROM:
Transactions in investment securities	(788,671)	—	(855,406)	(9,113,081)	(533,369)	(1,426,954)
Expiration or closing of futures contracts	—	—	—	—	—	35,052
Expiration or closing of non-exchange traded swap agreements	—	5,184	—	—	—	(1,873,725)
In-kind redemptions of investments	—	—	9,081,673	(645,403)	(254,554)	17,912
Foreign currency transactions	(385)	—	(26,565)	—	(2,006)	—
Net realized gain (loss)	(789,056)	5,184	8,199,702	(9,758,484)	(789,929)	(3,247,715)
CHANGE IN NET UNREALIZED APPRECIATION/DEPRECIATION FROM:
Investments	1,051,695	—	(23,186,101)	(5,988,481)	(415,365)	1,302,737
Futures contracts	—	—	—	—	—	(127,036)
Non-exchange traded swap agreements	—	(1,121,640)	—	—	—	1,452,766
Foreign currency translations	12	—	(3,700)	—	(213)	—
Change in net unrealized appreciation/depreciation	1,051,707	(1,121,640)	(23,189,801)	(5,988,481)	(415,578)	2,628,467
Net realized and unrealized gain (loss)	262,651	(1,116,456)	(14,990,099)	(15,746,965)	(1,205,507)	(619,248)
Change in Net Assets Resulting from Operations	$259,549	$(783,887)	$(10,822,243)	$(13,885,688)	$(564,500)	$266,868

See accompanying notes to the financial statements.

106 :: FOR THE PERIODS ENDED MAY 31, 2023 :: STATEMENTS OF OPERATIONS PROSHARES TRUST

	High Yield- Interest Rate Hedged	Inflation Expectations ETF	Investment Grade-Interest Rate Hedged	K-1 Free Crude Oil Strategy ETF(a)	Large Cap Core Plus	Long Online/ Short Stores ETF
	Year Ended May 31, 2023	Year Ended May 31, 2023	Year Ended May 31, 2023	Year Ended May 31, 2023	Year Ended May 31, 2023	Year Ended May 31, 2023
INVESTMENT INCOME:
Dividends	$—	$—	$—	$—	$7,769,824	$46,593
Interest	7,762,813	1,774,360	19,254,424	1,314,224	268,566	22,323
Securities lending income (Note 2)	36,296	—	2,059	—	10,203	4,937
Total Investment Income	7,799,109	1,774,360	19,256,483	1,314,224	8,048,593	73,853
EXPENSES:
Advisory fees (Note 4)	624,384	333,806	1,281,409	609,407	1,944,085	103,343
Management Services fees (Note 4)	—	60,691	—	—	—	—
Professional fees	—	18,903	—	—	—	—
Administration fees (Note 5)	—	52,237	—	—	—	—
Custodian fees (Note 6)	—	3,694	—	—	—	—
Printing and Shareholder reports	—	9,745	—	—	—	—
Listing, Data and related fees (Note 7)	—	34,619	—	—	—	—
Trustees fees (Note 8)	2,845	1,380	9,427	2,131	9,821	331
Compliance services fees (Note 4)	382	218	903	304	1,257	—
Other fees	—	6,258	—	71,594 (b)	—	—
Total Gross Expenses before fees waived and/or reimbursed	627,611	521,551	1,291,739	683,436	1,955,163	103,674
LESS:
Expenses waived and/or reimbursed by Advisor (Note 4)	—	(339,482)	—	—	—	—
Total Net Expenses	627,611	182,069	1,291,739	683,436	1,955,163	103,674
Net Investment Income (Loss)	7,171,498	1,592,291	17,964,744	630,788	6,093,430	(29,821)
NET REALIZED GAIN (LOSS) FROM:
Transactions in investment securities	(5,738,928)	—	(130,663,408)	(27)	(7,790,392)	(16,103,642)
Expiration or closing of futures contracts	8,039,337	—	46,908,920	(6,028,274)	—	—
Expiration or closing of non-exchange traded swap agreements	—	(4,822,401)	—	—	(17,919,794)	(1,670,460)
In-kind redemptions of investments	(3,911,936)	—	(24,133,238)	—	16,948,681	(1,055,504)
Net realized gain (loss)	(1,611,527)	(4,822,401)	(107,887,726)	(6,028,301)	(8,761,505)	(18,829,606)
CHANGE IN NET UNREALIZED APPRECIATION/DEPRECIATION FROM:
Investments	(1,403,287)	—	115,234,532	—	(27,062,936)	14,678,925
Futures contracts	(1,329,716)	—	(11,438,243)	(25,455,035)	—	—
Non-exchange traded swap agreements	—	2,796,236	—	—	12,699,078	2,275,124
Change in net unrealized appreciation/depreciation	(2,733,003)	2,796,236	103,796,289	(25,455,035)	(14,363,858)	16,954,049
Net realized and unrealized gain (loss)	(4,344,530)	(2,026,165)	(4,091,437)	(31,483,336)	(23,125,363)	(1,875,557)
Change in Net Assets Resulting from Operations	$2,826,968	$(433,874)	$13,873,307	$(30,852,548)	$(17,031,933)	$(1,905,378)

(a)  Consolidated Statement of Operations.

(b)  Includes futures account fees in the amount of $71,594.
See accompanying notes to the financial statements.

PROSHARES TRUST STATEMENTS OF OPERATIONS :: FOR THE PERIODS ENDED MAY 31, 2023 :: 107

	Merger ETF	Metaverse ETF	MSCI EAFE Dividend Growers ETF	MSCI Emerging Markets Dividend Growers ETF		MSCI Europe Dividend Growers ETF	MSCI Transformational Changes ETF
	Year Ended May 31, 2023	Year Ended May 31, 2023	Year Ended May 31, 2023	Year Ended May 31, 2023		Year Ended May 31, 2023	Year Ended May 31, 2023
INVESTMENT INCOME:
Dividends	$287,116	$57,152	$2,459,880	$528,628		$255,975	$182,511
Interest	150,135	—	8,971	2,178		872	8,150
Securities lending income (Note 2)	11	12,288	15,340	1,939		1,529	—
Foreign withholding tax on income	(1,844)	(162)	(215,206)	(46,873)		(28,490)	(7,070)
Total Investment Income	435,418	69,278	2,268,985	485,872		229,886	183,591
EXPENSES:
Advisory fees (Note 4)	194,743	35,497	456,017	99,822		51,331	86,286
Management Services fees (Note 4)	25,966	—	—	—		—	—
Professional fees	18,577	—	—	—		—	—
Administration fees (Note 5)	76,994	—	—	—		—	—
Custodian fees (Note 6)	5,329	—	—	—		—	—
Printing and Shareholder reports	6,732	—	—	—		—	—
Listing, Data and related fees (Note 7)	40,468	—	—	—		—	—
Trustees fees (Note 8)	608	147	2,061	377		215	452
Compliance services fees (Note 4)	53	23	218	45		24	24
Other fees	6,159	9	—	322		—	—
Total Gross Expenses before fees waived and/or reimbursed	375,629	35,676	458,296	100,566		51,570	86,762
LESS:
Expenses waived and/or reimbursed by Advisor (Note 4)	(180,920)	—	—	—		—	—
Total Net Expenses	194,709	35,676	458,296	100,566		51,570	86,762
Net Investment Income (Loss)	240,709	33,602	1,810,689	385,306		178,316	96,829
NET REALIZED GAIN (LOSS) FROM:
Transactions in investment securities	(898,708)	(892,590)	(7,607,080)	(2,096,546	)(a)	(535,663)	(3,384,525	)(c)
Expiration or closing of non-exchange traded swap agreements	3,314,937	—	—	—		—	—
In-kind redemptions of investments	(1,391,998)	50,574	765,358	19,662		456,355	(946,134)
Foreign currency transactions	(7,128)	—	(33,353)	(49,593)		(3,117)	(3,251)
Settlement of forward foreign currency contracts	600,976	—	—	—		—	—
Net realized gain (loss)	1,618,079	(842,016)	(6,875,075)	(2,126,477)		(82,425)	(4,333,910)
CHANGE IN NET UNREALIZED APPRECIATION/DEPRECIATION FROM:
Investments	697,085	784,169	4,676,747	669,779	(b)	(179,434)	3,281,155
Non-exchange traded swap agreements	(3,814,103)	—	—	—		—	—
Forward foreign currency contracts	(281,257)	—	—	—		—	—
Foreign currency translations	(35)	—	12,693	(291)		1,295	626
Change in net unrealized appreciation/depreciation	(3,398,310)	784,169	4,689,440	669,488		(178,139)	3,281,781
Net realized and unrealized gain (loss)	(1,780,231)	(57,847)	(2,185,635)	(1,456,989)		(260,564)	(1,052,129)
Change in Net Assets Resulting from Operations	$(1,539,522)	$(24,245)	$(374,946)	$(1,071,683)		$(82,248)	$(955,300)

(a)  Net of India capital gains tax of $26,744.

(b)  Net of change in deferred India capital gain tax of $48,579.

(c)  Net of India capital gains tax of $784.

See accompanying notes to the financial statements.

108 :: FOR THE PERIODS ENDED MAY 31, 2023 :: STATEMENTS OF OPERATIONS PROSHARES TRUST

	Nanotechnology ETF	Nasdaq-100 Dorsey Wright Momentum ETF	On-Demand ETF	Online Retail ETF	Pet Care ETF	Russell 2000 Dividend Growers ETF
	Year Ended May 31, 2023	Year Ended May 31, 2023	Year Ended May 31, 2023	Year Ended May 31, 2023	Year Ended May 31, 2023	Year Ended May 31, 2023
INVESTMENT INCOME:
Dividends	$22,087	$108,631	$2,016	$562,421	$1,119,585	$24,854,862
Interest	—	598	—	8,459	9,836	51,891
Securities lending income (Note 2)	3,776	3	419	63,099	1,463	21,708
Foreign withholding tax on income	(1,794)	(389)	(321)	—	(19,960)	—
Total Investment Income	24,069	108,843	2,114	633,979	1,110,924	24,928,461
EXPENSES:
Advisory fees (Note 4)	13,538	75,606	5,248	999,911	600,050	3,289,224
Trustees fees (Note 8)	51	298	20	3,749	2,746	18,650
Compliance services fees (Note 4)	9	39	3	—	137	2,465
Other fees	—	16	—	—	—	—
Total Expenses	13,598	75,959	5,271	1,003,660	602,933	3,310,339
Net Investment Income (Loss)	10,471	32,884	(3,157)	(369,681)	507,991	21,618,122
NET REALIZED GAIN (LOSS) FROM:
Transactions in investment securities	(75,203)	(2,854,996)	(241,621)	(228,949,299)	(33,700,500)	(18,293,455)
In-kind redemptions of investments	—	(384,298)	(171,956)	(61,127,577)	(13,220,423)	12,419,671
Foreign currency transactions	(827)	—	(228)	—	28,577	—
Net realized gain (loss)	(76,030)	(3,239,294)	(413,805)	(290,076,876)	(46,892,346)	(5,873,784)
CHANGE IN NET UNREALIZED APPRECIATION/DEPRECIATION FROM:
Investments	331,592	2,288,019	422,809 (a)	252,120,952	22,747,576	(79,258,110)
Foreign currency translations	39	—	24	—	3,825	—
Change in net unrealized appreciation/depreciation	331,631	2,288,019	422,833	252,120,952	22,751,401	(79,258,110)
Net realized and unrealized gain (loss)	255,601	(951,275)	9,028	(37,955,924)	(24,140,945)	(85,131,894)
Change in Net Assets Resulting from Operations	$266,072	$(918,391)	$5,871	$(38,325,605)	$(23,632,954)	$(63,513,772)

(a)  Net of change in deferred India capital gain tax of $189.

See accompanying notes to the financial statements.

PROSHARES TRUST STATEMENTS OF OPERATIONS :: FOR THE PERIODS ENDED MAY 31, 2023 :: 109

	Russell U.S. Dividend Growers ETF	S&P 500® Bond ETF	S&P 500® Dividend Aristocrats ETF	S&P 500® Ex-Energy ETF	S&P 500® Ex-Financials ETF	S&P 500® Ex-Health Care ETF
	Year Ended May 31, 2023	Year Ended May 31, 2023	Year Ended May 31, 2023	Year Ended May 31, 2023	Year Ended May 31, 2023	Year Ended May 31, 2023
INVESTMENT INCOME:
Dividends	$315,026	$—	$261,963,012	$446,161	$200,999	$105,212
Interest	668	467,567	491,018	1,985	861	420
Securities lending income (Note 2)	1,090	74	356,658	150	155	85
Foreign withholding tax on income	—	—	—	(115)	(48)	(23)
Total Investment Income	316,784	467,641	262,810,688	448,181	201,967	105,694
EXPENSES:
Advisory fees (Note 4)	41,559	19,921	37,257,089	36,108	15,518	7,740
Trustees fees (Note 8)	263	305	240,067	619	242	122
Compliance services fees (Note 4)	24	13	34,142	83	34	17
Total Gross Expenses before fees waived and/or reimbursed	41,846	20,239	37,531,298	36,810	15,794	7,879
LESS:
Expenses waived and/or reimbursed by Advisor (Note 4)	—	—	—	(11,808)	(5,047)	(2,519)
Total Net Expenses	41,846	20,239	37,531,298	25,002	10,747	5,360
Net Investment Income (Loss)	274,938	447,402	225,279,390	423,179	191,220	100,334
NET REALIZED GAIN (LOSS) FROM:
Transactions in investment securities	(343,715)	(1,331,472)	(201,781,382)	(318,003)	(209,381)	(66,633)
In-kind redemptions of investments	622,469	(1,075,798)	128,114,270	136,639	96,808	95,568
Net realized gain (loss)	278,754	(2,407,270)	(73,667,112)	(181,364)	(112,573)	28,935
CHANGE IN NET UNREALIZED APPRECIATION/DEPRECIATION FROM:
Investments	(825,470)	1,489,795	(433,873,050)	1,516,509	1,097,565	452,700
Change in net unrealized appreciation/depreciation	(825,470)	1,489,795	(433,873,050)	1,516,509	1,097,565	452,700
Net realized and unrealized gain (loss)	(546,716)	(917,475)	(507,540,162)	1,335,145	984,992	481,635
Change in Net Assets Resulting from Operations	$(271,778)	$(470,073)	$(282,260,772)	$1,758,324	$1,176,212	$581,969

See accompanying notes to the financial statements.

110 :: FOR THE PERIODS ENDED MAY 31, 2023 :: STATEMENTS OF OPERATIONS PROSHARES TRUST

	S&P 500® Ex-Technology ETF	S&P Global Core Battery Metals ETF	S&P Kensho Cleantech ETF	S&P Kensho Smart Factories ETF	S&P MidCap 400® Dividend Aristocrats ETF	S&P Technology Dividend Aristocrats ETF
	Year Ended May 31, 2023	November 29, 2022* through May 31, 2023	Year Ended May 31, 2023	Year Ended May 31, 2023	Year Ended May 31, 2023	Year Ended May 31, 2023
INVESTMENT INCOME:
Dividends	$227,495	$53,061	$18,202	$8,186	$40,560,286	$2,475,432
Interest	823	—	13	—	87,185	4,751
Securities lending income (Note 2)	156	9	915	490	3,133	7,031
Foreign withholding tax on income	—	(6,694)	—	(1,270)	—	—
Total Investment Income	228,474	46,376	19,130	7,406	40,650,604	2,487,214
EXPENSES:
Advisory fees (Note 4)	14,689	10,425	32,361	5,773	5,686,584	545,115
Trustees fees (Note 8)	232	40	126	22	32,077	2,667
Compliance services fees (Note 4)	33	7	23	3	4,742	370
Total Gross Expenses before fees waived and/or reimbursed	14,954	10,472	32,510	5,798	5,723,403	548,152
LESS:
Expenses waived and/or reimbursed by Advisor (Note 4)	(4,785)	—	—	—	—	—
Total Net Expenses	10,169	10,472	32,510	5,798	5,723,403	548,152
Net Investment Income (Loss)	218,305	35,904	(13,380)	1,608	34,927,201	1,939,062
NET REALIZED GAIN (LOSS) FROM:
Transactions in investment securities	(192,901)	53,394	(385,123)	(685,361)	(12,804,901)	(3,277,009)
In-kind redemptions of investments	(11,004)	(98,981)	161,138	—	60,237,849	6,959,382
Foreign currency transactions	—	(12,503)	—	—	—	—
Net realized gain (loss)	(203,905)	(58,090)	(223,985)	(685,361)	47,432,948	3,682,373
CHANGE IN NET UNREALIZED APPRECIATION/DEPRECIATION FROM:
Investments	(354,947)	(413,065)	(387,417)	643,987	(156,613,306)	3,233,200
Foreign currency translations	—	(106)	—	—	—	—
Change in net unrealized appreciation/depreciation	(354,947)	(413,171)	(387,417)	643,987	(156,613,306)	3,233,200
Net realized and unrealized gain (loss)	(558,852)	(471,261)	(611,402)	(41,374)	(109,180,358)	6,915,573
Change in Net Assets Resulting from Operations	$(340,547)	$(435,357)	$(624,782)	$(39,766)	$(74,253,157)	$8,854,635

*  Commencement of investment operations.

See accompanying notes to the financial statements.

PROSHARES TRUST STATEMENTS OF OPERATIONS :: FOR THE PERIODS ENDED MAY 31, 2023 :: 111

	Smart Materials ETF	Supply Chain Logistics ETF
	Year Ended May 31, 2023	Year Ended May 31, 2023
INVESTMENT INCOME:
Dividends	$29,389	$101,199
Securities lending income (Note 2)	2,355	165
Foreign withholding tax on income	(3,408)	(11,484)
Total Investment Income	28,336	89,880
EXPENSES:
Advisory fees (Note 4)	8,893	10,535
Trustees fees (Note 8)	32	40
Compliance services fees (Note 4)	6	6
Total Expenses	8,931	10,581
Net Investment Income (Loss)	19,405	79,299
NET REALIZED GAIN (LOSS) FROM:
Transactions in investment securities	(218,587)	(67,244)
Foreign currency transactions	(531)	(603)
Net realized gain (loss)	(219,118)	(67,847)
CHANGE IN NET UNREALIZED APPRECIATION/DEPRECIATION FROM:
Investments	(4,651)	(103,037)
Foreign currency translations	(11)	(190)
Change in net unrealized appreciation/depreciation	(4,662)	(103,227)
Net realized and unrealized gain (loss)	(223,780)	(171,074)
Change in Net Assets Resulting from Operations	$(204,375)	$(91,775)

See accompanying notes to the financial statements.

112 :: FOR THE PERIODS ENDED MAY 31, 2023 :: STATEMENTS OF OPERATIONS PROSHARES TRUST

STATEMENTS OF CHANGES IN NET ASSETS

PROSHARES TRUST STATEMENTS OF CHANGES IN NET ASSETS :: FOR THE PERIODS INDICATED :: 113

	Big Data Refiners ETF		Decline of the Retail Store ETF		DJ Brookfield Global Infrastructure ETF
	Year Ended May 31, 2023	September 29, 2021* through May 31, 2022	Year Ended May 31, 2023	Year Ended May 31, 2022	Year Ended May 31, 2023	Year Ended May 31, 2022
FROM INVESTMENT ACTIVITIES:
OPERATIONS:
Net investment income (loss)	$(3,102)	$(11,367)	$332,569	$(41,190)	$4,167,856	$3,429,431
Net realized gain (loss)	(789,056)	105,295	5,184	(3,308,481)	8,199,702	16,069,192
Change in net unrealized appreciation/depreciation	1,051,707	(1,530,630)	(1,121,640)	3,118,325	(23,189,801)	(2,363,857)
Change in net assets resulting from operations	259,549	(1,436,702)	(783,887)	(231,346)	(10,822,243)	17,134,766
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Distributable earnings	—	—	(187,532)	—	(4,680,554)	(4,439,777)
Total distributions	—	—	(187,532)	—	(4,680,554)	(4,439,777)
CAPITAL TRANSACTIONS (a):
Proceeds from shares issued	612,992	4,967,334	19,500,440	4,848,694	72,305,501	27,711,864
Cost of shares redeemed	(598,980)	(1,113,216)	(17,754,425)	(1,961,866)	(64,912,191)	(65,084,206)
Change in net assets resulting from capital transactions	14,012	3,854,118	1,746,015	2,886,828	7,393,310	(37,372,342)
Change in net assets	273,561	2,417,416	774,596	2,655,482	(8,109,487)	(24,677,353)
NET ASSETS:
Beginning of period	$2,417,416	$—	$10,079,423	$7,423,941	$152,981,891	$177,659,244
End of period	$2,690,977	$2,417,416	$10,854,019	$10,079,423	$144,872,404	$152,981,891
SHARE TRANSACTIONS:
Beginning of period	100,001	—	625,001	450,001	3,050,001	3,810,001
Issued	—	100,000	1,225,000	300,000	—	—
Issued in-kind	25,000	25,001	—	—	1,640,000	590,000
Redeemed	(25,000)	—	(1,200,000)	(125,000)	—	—
Redemption in-kind	—	(25,000)	—	—	(1,400,000)	(1,350,000)
Shares outstanding, end of period	100,001	100,001	650,001	625,001	3,290,001	3,050,001

*  Commencement of investment operations.

(a)  Capital share transactions may include transaction fees associated with Creation and Redemption transactions which occurred during the period. See Note 10 to the Financial Statements.

See accompanying notes to the financial statements.

114 :: FOR THE PERIODS INDICATED :: STATEMENTS OF CHANGES IN NET ASSETS PROSHARES TRUST

	Equities for Rising Rates ETF		Global Listed Private Equity ETF		Hedge Replication ETF
	Year Ended May 31, 2023	Year Ended May 31, 2022	Year Ended May 31, 2023	Year Ended May 31, 2022	Year Ended May 31, 2023	Year Ended May 31, 2022
FROM INVESTMENT ACTIVITIES:
OPERATIONS:
Net investment income (loss)	$1,861,277	$750,860	$641,007	$1,003,911	$886,116	$(256,716)
Net realized gain (loss)	(9,758,484)	2,480,890	(789,929)	1,096,934	(3,247,715)	3,540,823
Change in net unrealized appreciation/depreciation	(5,988,481)	(714,843)	(415,578)	(5,274,421)	2,628,467	(7,240,759)
Change in net assets resulting from operations	(13,885,688)	2,516,907	(564,500)	(3,173,576)	266,868	(3,956,652)
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Distributable earnings	(2,031,654)	(337,628)	(384,382)	(2,330,705)	(368,969)	—
Tax return of capital	—	—	—	(369,588)#	—	—
Total distributions	(2,031,654)	(337,628)	(384,382)	(2,700,293)	(368,969)	—
CAPITAL TRANSACTIONS (a):
Proceeds from shares issued	13,955,232	108,378,415	—	7,753,365	5,696,634	24,709,770
Cost of shares redeemed	(63,865,822)	(12,629,601)	(3,562,196)	(8,660,132)	(16,609,967)	(20,962,589)
Change in net assets resulting from capital transactions	(49,910,590)	95,748,814	(3,562,196)	(906,767)	(10,913,333)	3,747,181
Change in net assets	(65,827,932)	97,928,093	(4,511,078)	(6,780,636)	(11,015,434)	(209,471)
NET ASSETS:
Beginning of period	$104,930,565	$7,002,472	$14,193,556	$20,974,192	$43,861,857	$44,071,328
End of period	$39,102,633	$104,930,565	$9,682,478	$14,193,556	$32,846,423	$43,861,857
SHARE TRANSACTIONS:
Beginning of period	1,930,001	140,001	480,001	550,001	915,000	845,000
Issued	—	—	—	—	120,000	480,000
Issued in-kind	260,000	2,030,000	—	210,000	—	—
Redeemed	(160,000)	—	—	—	(340,000)	(150,000)
Redemption in-kind	(1,170,000)	(240,000)	(130,000)	(280,000)	(10,000)	(260,000)
Shares outstanding, end of period	860,001	1,930,001	350,001	480,001	685,000	915,000

#  Amount has been reclassified based on the tax character of the distributions for the tax year ended October 31, 2022

(a)  Capital share transactions may include transaction fees associated with Creation and Redemption transactions which occurred during the period. See Note 10 to the Financial Statements.

See accompanying notes to the financial statements.

PROSHARES TRUST STATEMENTS OF CHANGES IN NET ASSETS :: FOR THE PERIODS INDICATED :: 115

	High Yield-Interest Rate Hedged		Inflation Expectations ETF		Investment Grade-Interest Rate Hedged
	Year Ended May 31, 2023	Year Ended May 31, 2022	Year Ended May 31, 2023	Year Ended May 31, 2022	Year Ended May 31, 2023	Year Ended May 31, 2022
FROM INVESTMENT ACTIVITIES:
OPERATIONS:
Net investment income (loss)	$7,171,498	$6,061,848	$1,592,291	$1,143,850	$17,964,744	$24,029,042
Net realized gain (loss)	(1,611,527)	7,179,775	(4,822,401)	5,655,535	(107,887,726)	44,718,698
Change in net unrealized appreciation/depreciation	(2,733,003)	(12,242,921)	2,796,236	(2,255,535)	103,796,289	(113,702,574)
Change in net assets resulting from operations	2,826,968	998,702	(433,874)	4,543,850	13,873,307	(44,954,834)
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Distributable earnings	(7,364,727)	(6,219,462)	(852,034)	(1,313,529)	(18,091,774)	(23,881,727)
Total distributions	(7,364,727)	(6,219,462)	(852,034)	(1,313,529)	(18,091,774)	(23,881,727)
CAPITAL TRANSACTIONS (a):
Proceeds from shares issued	19,386,122	82,448,025	28,622,853	37,681,874	35,921,175	461,774,370
Cost of shares redeemed	(49,971,280)	(39,410,448)	(53,120,905)	(21,873,044)	(378,815,548)	(452,196,117)
Change in net assets resulting from capital transactions	(30,585,158)	43,037,577	(24,498,052)	15,808,830	(342,894,373)	9,578,253
Change in net assets	(35,122,917)	37,816,817	(25,783,960)	19,039,151	(347,112,840)	(59,258,308)
NET ASSETS:
Beginning of period	$145,835,987	$108,019,170	$63,286,079	$44,246,928	$665,124,465	$724,382,773
End of period	$110,713,070	$145,835,987	$37,502,119	$63,286,079	$318,011,625	$665,124,465
SHARE TRANSACTIONS:
Beginning of period	2,400,001	1,725,001	1,930,001	1,470,001	9,350,001	9,500,001
Issued	—	250,000	860,000	880,000	75,000	25,000
Issued in-kind	325,000	1,075,000	—	290,000	425,000	6,100,000
Redeemed	—	—	(1,640,000)	(400,000)	(925,000)	(375,000)
Redemption in-kind	(850,000)	(650,000)	—	(310,000)	(4,475,000)	(5,900,000)
Shares outstanding, end of period	1,875,001	2,400,001	1,150,001	1,930,001	4,450,001	9,350,001

(a)  Capital share transactions may include transaction fees associated with Creation and Redemption transactions which occurred during the period. See Note 10 to the Financial Statements.

See accompanying notes to the financial statements.

116 :: FOR THE PERIODS INDICATED :: STATEMENTS OF CHANGES IN NET ASSETS PROSHARES TRUST

	K-1 Free Crude Oil Strategy ETF(a)		Large Cap Core Plus		Long Online/Short Stores ETF
	Year Ended May 31, 2023	Year Ended May 31, 2022	Year Ended May 31, 2023	Year Ended May 31, 2022	Year Ended May 31, 2023	Year Ended May 31, 2022
FROM INVESTMENT ACTIVITIES:
OPERATIONS:
Net investment income (loss)	$630,788	$(558,573)	$6,093,430	$4,782,186	$(29,821)	$73,214
Net realized gain (loss)	(6,028,301)	30,959,766	(8,761,505)	54,124,095	(18,829,606)	(469,948)
Change in net unrealized appreciation/depreciation	(25,455,035)	17,064,949	(14,363,858)	(41,233,804)	16,954,049	(34,397,557)
Change in net assets resulting from operations	(30,852,548)	47,466,142	(17,031,933)	17,672,477	(1,905,378)	(34,794,291)
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Distributable earnings	(8,306,944)	(40,509,974)	(5,817,785)	(4,447,277)	—	—
Tax return of capital	(768,229)	—	—	—	—	—
Total distributions	(9,075,173)	(40,509,974)	(5,817,785)	(4,447,277)	—	—
CAPITAL TRANSACTIONS (b):
Proceeds from shares issued	72,187,678	83,663,007	28,965,198	24,386,474	10,144,358	809,446
Cost of shares redeemed	(48,010,056)	(92,689,118)	(76,913,919)	(44,142,043)	(8,230,270)	(44,701,406)
Change in net assets resulting from capital transactions	24,177,622	(9,026,111)	(47,948,721)	(19,755,569)	1,914,088	(43,891,960)
Change in net assets	(15,750,099)	(2,069,943)	(70,798,439)	(6,530,369)	8,710	(78,686,251)
NET ASSETS:
Beginning of period	$101,814,429	$103,884,372	$475,373,221	$481,903,590	$21,780,595	$100,466,846
End of period	$86,064,330	$101,814,429	$404,574,782	$475,373,221	$21,789,305	$21,780,595
SHARE TRANSACTIONS:
Beginning of period	1,734,034	1,759,034	9,530,000	9,940,000	585,001	1,275,001
Issued	1,550,000	1,550,000	—	50,000	—	—
Issued in-kind	—	—	620,000	410,000	320,000	10,000
Redeemed	(1,075,000)	(1,575,000)	—	—	—	—
Redemption in-kind	—	—	(1,670,000)	(870,000)	(240,000)	(700,000)
Shares outstanding, end of period	2,209,034	1,734,034	8,480,000	9,530,000	665,001	585,001

(a)  Consolidated Statement of Changes in Net Assets.

(b)  Capital share transactions may include transaction fees associated with Creation and Redemption transactions which occurred during the period. See Note 10 to the Financial Statements.

See accompanying notes to the financial statements.

PROSHARES TRUST STATEMENTS OF CHANGES IN NET ASSETS :: FOR THE PERIODS INDICATED :: 117

	Merger ETF		Metaverse ETF		MSCI EAFE Dividend Growers ETF
	Year Ended May 31, 2023	Year Ended May 31, 2022	Year Ended May 31, 2023	March 15, 2022* through May 31, 2022	Year Ended May 31, 2023	Year Ended May 31, 2022
FROM INVESTMENT ACTIVITIES:
OPERATIONS:
Net investment income (loss)	$240,709	$75,018	$33,602	$(4,575)	$1,810,689	$2,091,241
Net realized gain (loss)	1,618,079	(3,923,207)	(842,016)	(68,730)	(6,875,075)	3,629,092
Change in net unrealized appreciation/depreciation	(3,398,310)	3,044,729	784,169	(926,814)	4,689,440	(28,589,261)
Change in net assets resulting from operations	(1,539,522)	(803,460)	(24,245)	(1,000,119)	(374,946)	(22,868,928)
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Distributable earnings	(120,656)	(196,076)	(24,393)	—	(1,649,231)	(4,086,070)
Tax return of capital	—	—	(3,575)	—	—	—
Total distributions	(120,656)	(196,076)	(27,968)	—	(1,649,231)	(4,086,070)
CAPITAL TRANSACTIONS (a):
Proceeds from shares issued	8,000,167	29,568,109	364,906	8,821,673	1,505,660	6,860,550
Cost of shares redeemed	(63,335,765)	(1,015,874)	(1,939,128)	—	(13,697,515)	(11,152,753)
Change in net assets resulting from capital transactions	(55,335,598)	28,552,235	(1,574,222)	8,821,673	(12,191,855)	(4,292,203)
Change in net assets	(56,995,776)	27,552,699	(1,626,435)	7,821,554	(14,216,032)	(31,247,201)
NET ASSETS:
Beginning of period	$70,415,564	$42,862,865	$7,821,554	$—	$107,402,094	$138,649,295
End of period	$13,419,788	$70,415,564	$6,195,119	$7,821,554	$93,186,062	$107,402,094
SHARE TRANSACTIONS:
Beginning of period	1,750,001	1,050,001	220,001	—	2,880,001	3,010,001
Issued	—	—	—	20,001	—	—
Issued in-kind	200,000	725,000	10,000	200,000	40,000	160,000
Redeemed	—	—	—	—	—	—
Redemption in-kind	(1,600,000)	(25,000)	(60,000)	—	(400,000)	(290,000)
Shares outstanding, end of period	350,001	1,750,001	170,001	220,001	2,520,001	2,880,001

*  Commencement of investment operations.

(a)  Capital share transactions may include transaction fees associated with Creation and Redemption transactions which occurred during the period. See Note 10 to the Financial Statements.

See accompanying notes to the financial statements.

118 :: FOR THE PERIODS INDICATED :: STATEMENTS OF CHANGES IN NET ASSETS PROSHARES TRUST

	MSCI Emerging Markets Dividend Growers ETF		MSCI Europe Dividend Growers ETF		MSCI Transformational Changes ETF
	Year Ended May 31, 2023	Year Ended May 31, 2022	Year Ended May 31, 2023	Year Ended May 31, 2022	Year Ended May 31, 2023	Year Ended May 31, 2022
FROM INVESTMENT ACTIVITIES:
OPERATIONS:
Net investment income (loss)	$385,306	$415,598	$178,316	$212,754	$96,829	$130,204
Net realized gain (loss)	(2,126,477)	44,366	(82,425)	22,413	(4,333,910)	(15,886)
Change in net unrealized appreciation/depreciation	669,488	(4,096,140)	(178,139)	(2,418,459)	3,281,781	(7,056,364)
Change in net assets resulting from operations	(1,071,683)	(3,636,176)	(82,248)	(2,183,292)	(955,300)	(6,942,046)
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Distributable earnings	(574,797)	(466,437)	(209,744)	(291,008)	(167,596)	(116,676)
Total distributions	(574,797)	(466,437)	(209,744)	(291,008)	(167,596)	(116,676)
CAPITAL TRANSACTIONS (a):
Proceeds from shares issued	834,133	—	—	6,654,416	—	18,696,634
Cost of shares redeemed	(468,495)	(1,110,855)	(4,847,643)	—	(18,093,991)	(29,008,541)
Change in net assets resulting from capital transactions	365,638	(1,110,855)	(4,847,643)	6,654,416	(18,093,991)	(10,311,907)
Change in net assets	(1,280,842)	(5,213,468)	(5,139,635)	4,180,116	(19,216,887)	(17,370,629)
NET ASSETS:
Beginning of period	$17,423,860	$22,637,328	$13,739,172	$9,559,056	$29,676,426	$47,047,055
End of period	$16,143,018	$17,423,860	$8,599,537	$13,739,172	$10,459,539	$29,676,426
SHARE TRANSACTIONS:
Beginning of period	345,001	365,001	315,001	185,001	850,001	1,075,001
Issued	—	—	—	—	—	—
Issued in-kind	20,000	—	—	130,000	—	425,000
Redeemed	—	—	—	—	—	—
Redemption in-kind	(10,000)	(20,000)	(120,000)	—	(550,000)	(650,000)
Shares outstanding, end of period	355,001	345,001	195,001	315,001	300,001	850,001

(a)  Capital share transactions may include transaction fees associated with Creation and Redemption transactions which occurred during the period. See Note 10 to the Financial Statements.

See accompanying notes to the financial statements.

PROSHARES TRUST STATEMENTS OF CHANGES IN NET ASSETS :: FOR THE PERIODS INDICATED :: 119

	Nanotechnology ETF		Nasdaq-100 Dorsey Wright Momentum ETF		On-Demand ETF
	Year Ended May 31, 2023	October 26, 2021* through May 31, 2022	Year Ended May 31, 2023	Year Ended May 31, 2022	Year Ended May 31, 2023	October 26, 2021* through May 31, 2022
FROM INVESTMENT ACTIVITIES:
OPERATIONS:
Net investment income (loss)	$10,471	$3,721	$32,884	$6,900	$(3,157)	$(4,906)
Net realized gain (loss)	(76,030)	15,907	(3,239,294)	(4,195,176)	(413,805)	(826,863)
Change in net unrealized appreciation/depreciation	331,631	(483,756)	2,288,019	(1,274,385)	422,833	(952,494)
Change in net assets resulting from operations	266,072	(464,128)	(918,391)	(5,462,661)	5,871	(1,784,263)
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Distributable earnings	(10,279)	(3,067)	(45,101)	(8,273)	—	(665)
Tax return of capital	—	—	(2,911)	—	—	—
Total distributions	(10,279)	(3,067)	(48,012)	(8,273)	—	(665)
CAPITAL TRANSACTIONS (a):
Proceeds from shares issued	—	6,077,885	999,860	28,611,153	—	4,990,402
Cost of shares redeemed	—	(3,063,872)	(8,096,165)	(8,871,264)	(541,263)	(2,118,848)
Change in net assets resulting from capital transactions	—	3,014,013	(7,096,305)	19,739,889	(541,263)	2,871,554
Change in net assets	255,793	2,546,818	(8,062,708)	14,268,955	(535,392)	1,086,626
NET ASSETS:
Beginning of period	$2,546,818	$—	$18,476,784	$4,207,829	$1,086,626	$—
End of period	$2,802,611	$2,546,818	$10,414,076	$18,476,784	$551,234	$1,086,626
SHARE TRANSACTIONS:
Beginning of period	75,001	—	540,001	100,001	50,001	—
Issued	—	100,001	—	80,000	—	100,001
Issued in-kind	—	50,000	30,000	580,000	—	25,000
Redeemed	—	—	(50,000)	—	—	—
Redemption in-kind	—	(75,000)	(210,000)	(220,000)	(25,000)	(75,000)
Shares outstanding, end of period	75,001	75,001	310,001	540,001	25,001	50,001

*  Commencement of investment operations.

(a)  Capital share transactions may include transaction fees associated with Creation and Redemption transactions which occurred during the period. See Note 10 to the Financial Statements.

See accompanying notes to the financial statements.

120 :: FOR THE PERIODS INDICATED :: STATEMENTS OF CHANGES IN NET ASSETS PROSHARES TRUST

	Online Retail ETF		Pet Care ETF		Russell 2000 Dividend Growers ETF
	Year Ended May 31, 2023	Year Ended May 31, 2022	Year Ended May 31, 2023	Year Ended May 31, 2022	Year Ended May 31, 2023	Year Ended May 31, 2022
FROM INVESTMENT ACTIVITIES:
OPERATIONS:
Net investment income (loss)	$(369,681)	$1,974,851	$507,991	$676,586	$21,618,122	$19,691,459
Net realized gain (loss)	(290,076,876)	(70,267,059)	(46,892,346)	61,600,379	(5,873,784)	66,236,721
Change in net unrealized appreciation/depreciation	252,120,952	(391,990,278)	22,751,401	(142,314,842)	(79,258,110)	(134,202,663)
Change in net assets resulting from operations	(38,325,605)	(460,282,486)	(23,632,954)	(80,037,877)	(63,513,772)	(48,274,483)
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Distributable earnings	—	—	(609,533)	(618,071)	(21,036,742)	(19,248,109)
Total distributions	—	—	(609,533)	(618,071)	(21,036,742)	(19,248,109)
CAPITAL TRANSACTIONS (a):
Proceeds from shares issued	71,190,880	245,381,275	1,291,293	299,440,093	117,056,558	104,984,941
Cost of shares redeemed	(260,190,392)	(516,257,557)	(59,734,610)	(348,661,164)	(120,587,898)	(96,839,152)
Change in net assets resulting from capital transactions	(188,999,512)	(270,876,282)	(58,443,317)	(49,221,071)	(3,531,340)	8,145,789
Change in net assets	(227,325,117)	(731,158,768)	(82,685,804)	(129,877,019)	(88,081,854)	(59,376,803)
NET ASSETS:
Beginning of period	$321,102,855	$1,052,261,623	$173,388,260	$303,265,279	$864,912,937	$924,289,740
End of period	$93,777,738	$321,102,855	$90,702,456	$173,388,260	$776,831,083	$864,912,937
SHARE TRANSACTIONS:
Beginning of period	9,210,001	13,900,001	3,050,001	3,900,001	13,860,001	13,790,001
Issued	—	1,300,000	—	200,000	—	—
Issued in-kind	2,080,000	2,510,000	25,000	3,525,000	1,890,000	1,620,000
Redeemed	(250,000)	—	—	(200,000)	—	—
Redemption in-kind	(7,850,000)	(8,500,000)	(1,175,000)	(4,375,000)	(2,060,000)	(1,550,000)
Shares outstanding, end of period	3,190,001	9,210,001	1,900,001	3,050,001	13,690,001	13,860,001

*  Commencement of investment operations.

(a)  Capital share transactions may include transaction fees associated with Creation and Redemption transactions which occurred during the period. See Note 10 to the Financial Statements.
See accompanying notes to the financial statements.

PROSHARES TRUST STATEMENTS OF CHANGES IN NET ASSETS :: FOR THE PERIODS INDICATED :: 121

	Russell U.S. Dividend Growers ETF		S&P 500® Bond ETF		S&P 500® Dividend Aristocrats ETF
	Year Ended May 31, 2023	Year Ended May 31, 2022	Year Ended May 31, 2023	Year Ended May 31, 2022	Year Ended May 31, 2023	Year Ended May 31, 2022
FROM INVESTMENT ACTIVITIES:
OPERATIONS:
Net investment income (loss)	$274,938	$451,811	$447,402	$659,513	$225,279,390	$189,617,975
Net realized gain (loss)	278,754	3,556,146	(2,407,270)	(851,498)	(73,667,112)	1,299,908,948
Change in net unrealized appreciation/depreciation	(825,470)	(4,153,389)	1,489,795	(2,211,204)	(433,873,050)	(1,353,335,213)
Change in net assets resulting from operations	(271,778)	(145,432)	(470,073)	(2,403,189)	(282,260,772)	136,191,710
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Distributable earnings	(277,603)	(498,477)	(451,442)	(682,694)	(206,801,197)	(187,521,760)
Total distributions	(277,603)	(498,477)	(451,442)	(682,694)	(206,801,197)	(187,521,760)
CAPITAL TRANSACTIONS (a):
Proceeds from shares issued	1,804,842	3,801,553	—	4,592,619	1,453,070,129	5,603,396,650
Cost of shares redeemed	(4,319,426)	(17,727,696)	(7,573,019)	(17,875,220)	(476,092,873)	(3,947,780,684)
Change in net assets resulting from capital transactions	(2,514,584)	(13,926,143)	(7,573,019)	(13,282,601)	976,977,256	1,655,615,966
Change in net assets	(3,063,965)	(14,570,052)	(8,494,534)	(16,368,484)	487,915,287	1,604,285,916
NET ASSETS:
Beginning of period	$13,692,144	$28,262,196	$19,712,383	$36,080,867	$10,243,529,607	$8,639,243,691
End of period	$10,628,179	$13,692,144	$11,217,849	$19,712,383	$10,731,444,894	$10,243,529,607
SHARE TRANSACTIONS:
Beginning of period	290,001	580,001	250,001	400,001	111,400,001	93,700,001
Issued	—	—	—	—	—	10,500,000
Issued in-kind	40,000	80,000	—	50,000	16,350,000	50,400,000
Redeemed	—	—	—	—	—	—
Redemption in-kind	(90,000)	(370,000)	(100,000)	(200,000)	(5,300,000)	(43,200,000)
Shares outstanding, end of period	240,001	290,001	150,001	250,001	122,450,001	111,400,001

(a)  Capital share transactions may include transaction fees associated with Creation and Redemption transactions which occurred during the period. See Note 10 to the Financial Statements.

See accompanying notes to the financial statements.

122 :: FOR THE PERIODS INDICATED :: STATEMENTS OF CHANGES IN NET ASSETS PROSHARES TRUST

	S&P 500® Ex-Energy ETF		S&P 500® Ex-Financials ETF		S&P 500® Ex-Health Care ETF
	Year Ended May 31, 2023	Year Ended May 31, 2022	Year Ended May 31, 2023	Year Ended May 31, 2022	Year Ended May 31, 2023	Year Ended May 31, 2022
FROM INVESTMENT ACTIVITIES:
OPERATIONS:
Net investment income (loss)	$423,179	$305,794	$191,220	$95,410	$100,334	$48,469
Net realized gain (loss)	(181,364)	73,504	(112,573)	(9,887)	28,935	218
Change in net unrealized appreciation/depreciation	1,516,509	(1,256,219)	1,097,565	(128,300)	452,700	(117,688)
Change in net assets resulting from operations	1,758,324	(876,921)	1,176,212	(42,777)	581,969	(69,001)
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Distributable earnings	(386,369)	(297,297)	(131,457)	(89,363)	(77,399)	(51,608)
Total distributions	(386,369)	(297,297)	(131,457)	(89,363)	(77,399)	(51,608)
CAPITAL TRANSACTIONS (a):
Proceeds from shares issued	10,470,377	2,971,162	29,027,110	923,101	12,666,956	—
Cost of shares redeemed	(2,441,509)	(951,970)	(861,105)	—	(845,635)	—
Change in net assets resulting from capital transactions	8,028,868	2,019,192	28,166,005	923,101	11,821,321	—
Change in net assets	9,400,823	844,974	29,210,760	790,961	12,325,891	(120,609)
NET ASSETS:
Beginning of period	$25,891,821	$25,046,847	$8,279,326	$7,488,365	$3,864,837	$3,985,446
End of period	$35,292,644	$25,891,821	$37,490,086	$8,279,326	$16,190,728	$3,864,837
SHARE TRANSACTIONS:
Beginning of period	295,001	275,001	95,001	85,001	45,001	45,001
Issued	—	—	—	—	—	—
Issued in-kind	130,000	30,000	330,000	10,000	150,000	—
Redeemed	—	—	—	—	—	—
Redemption in-kind	(30,000)	(10,000)	(10,000)	—	(10,000)	—
Shares outstanding, end of period	395,001	295,001	415,001	95,001	185,001	45,001

(a)  Capital share transactions may include transaction fees associated with Creation and Redemption transactions which occurred during the period. See Note 10 to the Financial Statements.

See accompanying notes to the financial statements.

PROSHARES TRUST STATEMENTS OF CHANGES IN NET ASSETS :: FOR THE PERIODS INDICATED :: 123

	S&P 500® Ex-Technology ETF		S&P Global Core Battery Metals ETF	S&P Kensho Cleantech ETF
	Year Ended May 31, 2023	Year Ended May 31, 2022	November 29, 2022* through May 31, 2023	Year Ended May 31, 2023	September 29, 2021* through May 31, 2022
FROM INVESTMENT ACTIVITIES:
OPERATIONS:
Net investment income (loss)	$218,305	$131,487	$35,904	$(13,380)	$(6,721)
Net realized gain (loss)	(203,905)	133,383	(58,090)	(223,985)	(164,525)
Change in net unrealized appreciation/depreciation	(354,947)	(606,064)	(413,171)	(387,417)	(683,046)
Change in net assets resulting from operations	(340,547)	(341,194)	(435,357)	(624,782)	(854,292)
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Distributable earnings	(173,598)	(121,158)	(4,970)	—	—
Total distributions	(173,598)	(121,158)	(4,970)	—	—
CAPITAL TRANSACTIONS (a):
Proceeds from shares issued	22,066,015	4,653,007	4,009,254	4,601,065	6,060,722
Cost of shares redeemed	(681,901)	(2,223,007)	(901,618)	(882,108)	(2,150,650)
Change in net assets resulting from capital transactions	21,384,114	2,430,000	3,107,636	3,718,957	3,910,072
Change in net assets	20,869,969	1,967,648	2,667,309	3,094,175	3,055,780
NET ASSETS:
Beginning of period	$9,339,515	$7,371,867	$—	$3,055,780	$—
End of period	$30,209,484	$9,339,515	$2,667,309	$6,149,955	$3,055,780
SHARE TRANSACTIONS:
Beginning of period	130,001	100,001	—	100,001	—
Issued	—	—	100,001	—	100,000
Issued in-kind	320,000	60,000	—	125,000	50,001
Redeemed	—	—	—	—	—
Redemption in-kind	(10,000)	(30,000)	(25,000)	(25,000)	(50,000)
Shares outstanding, end of period	440,001	130,001	75,001	200,001	100,001

*  Commencement of investment operations.

(a)  Capital share transactions may include transaction fees associated with Creation and Redemption transactions which occurred during the period. See Note 10 to the Financial Statements.

See accompanying notes to the financial statements.

124 :: FOR THE PERIODS INDICATED :: STATEMENTS OF CHANGES IN NET ASSETS PROSHARES TRUST

	S&P Kensho Smart Factories ETF		S&P MidCap 400® Dividend Aristocrats ETF		S&P Technology Dividend Aristocrats ETF
	Year Ended May 31, 2023	September 29, 2021* through May 31, 2022	Year Ended May 31, 2023	Year Ended May 31, 2022	Year Ended May 31, 2023	Year Ended May 31, 2022
FROM INVESTMENT ACTIVITIES:
OPERATIONS:
Net investment income (loss)	$1,608	$3,546	$34,927,201	$28,352,586	$1,939,062	$1,506,858
Net realized gain (loss)	(685,361)	(22,628)	47,432,948	35,827,570	3,682,373	18,135,219
Change in net unrealized appreciation/depreciation	643,987	(650,391)	(156,613,306)	(56,746,606)	3,233,200	(17,461,563)
Change in net assets resulting from operations	(39,766)	(669,473)	(74,253,157)	7,433,550	8,854,635	2,180,514
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Distributable earnings	(3,905)	—	(33,473,129)	(27,600,412)	(1,844,774)	(1,390,073)
Tax return of capital	(494)	—	—	—	—	—
Total distributions	(4,399)	—	(33,473,129)	(27,600,412)	(1,844,774)	(1,390,073)
CAPITAL TRANSACTIONS (a):
Proceeds from shares issued	—	4,000,440	783,558,585	101,242,394	99,181,739	78,827,324
Cost of shares redeemed	(1,513,019)	(908,074)	(265,927,220)	(16,369,370)	(43,796,181)	(67,791,298)
Change in net assets resulting from capital transactions	(1,513,019)	3,092,366	517,631,365	84,873,024	55,385,558	11,036,026
Change in net assets	(1,557,184)	2,422,893	409,905,079	64,706,162	62,395,419	11,826,467
NET ASSETS:
Beginning of period	$2,422,893	$—	$1,105,226,290	$1,040,520,128	$109,560,110	$97,733,643
End of period	$865,709	$2,422,893	$1,515,131,369	$1,105,226,290	$171,955,529	$109,560,110
SHARE TRANSACTIONS:
Beginning of period	75,001	—	15,360,001	14,180,001	1,860,001	1,680,001
Issued	—	100,001	—	—	—	200,000
Issued in-kind	—	—	11,200,000	1,410,000	1,690,000	1,080,000
Redeemed	(50,000)	—	—	—	—	—
Redemption in-kind	—	(25,000)	(3,910,000)	(230,000)	(750,000)	(1,100,000)
Shares outstanding, end of period	25,001	75,001	22,650,001	15,360,001	2,800,001	1,860,001

*  Commencement of investment operations.

(a)  Capital share transactions may include transaction fees associated with Creation and Redemption transactions which occurred during the period. See Note 10 to the Financial Statements.

See accompanying notes to the financial statements.

PROSHARES TRUST STATEMENTS OF CHANGES IN NET ASSETS :: FOR THE PERIODS INDICATED :: 125

	Smart Materials ETF		Supply Chain Logistics ETF
	Year Ended May 31, 2023	October 26, 2021* through May 31, 2022	Year Ended May 31, 2023	April 6, 2022* through May 31, 2022
FROM INVESTMENT ACTIVITIES:
OPERATIONS:
Net investment income (loss)	$19,405	$17,586	$79,299	$9,865
Net realized gain (loss)	(219,118)	(125,379)	(67,847)	(20,034)
Change in net unrealized appreciation/depreciation	(4,662)	(215,014)	(103,227)	(2,755)
Change in net assets resulting from operations	(204,375)	(322,807)	(91,775)	(12,924)
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Distributable earnings	(16,168)	(13,680)	(53,681)	—
Total distributions	(16,168)	(13,680)	(53,681)	—
CAPITAL TRANSACTIONS (a):
Proceeds from shares issued	—	6,974,746	—	4,003,953
Cost of shares redeemed	—	(4,870,229)	—	(1,985,285)
Change in net assets resulting from capital transactions	—	2,104,517	—	2,018,668
Change in net assets	(220,543)	1,768,030	(145,456)	2,005,744
NET ASSETS:
Beginning of period	$1,768,030	$—	$2,005,744	$—
End of period	$1,547,487	$1,768,030	$1,860,288	$2,005,744
SHARE TRANSACTIONS:
Beginning of period	50,001	—	50,001	—
Issued	—	100,000	—	100,001
Issued in-kind	—	75,001	—	—
Redeemed	—	—	—	—
Redemption in-kind	—	(125,000)	—	(50,000)
Shares outstanding, end of period	50,001	50,001	50,001	50,001

*  Commencement of investment operations.

(a)  Capital share transactions may include transaction fees associated with Creation and Redemption transactions which occurred during the period. See Note 10 to the Financial Statements.

See accompanying notes to the financial statements.

126 :: FOR THE PERIODS INDICATED :: STATEMENTS OF CHANGES IN NET ASSETS PROSHARES TRUST

FINANCIAL HIGHLIGHTS

PROSHARES TRUST FINANCIAL HIGHLIGHTS :: 127

ProShares Trust Financial Highlights FOR THE PERIODS INDICATED

	SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIODS INDICATED
	PER SHARE OPERATING PERFORMANCE														RATIOS/SUPPLEMENTAL DATA
	INVESTMENT OPERATIONS						DISTRIBUTIONS						TOTAL RETURN (c)		RATIOS TO AVERAGE NET ASSETS (f)				SUPPLEMENTAL DATA
	Net asset value, beginning of period	Net investment income (loss) (a)	Net realized and unrealized gains (losses) on investments	Transaction fees (b)		Total from investment operations	Net investment income	Net realized gains	Tax return of capital		Total distributions	Net asset value, end of period	Net asset value (d)	Market value (e)	Expenses before expense reductions	Expenses net of waivers, if any	Net investment income (loss) before expense reductions	Net investment income (loss) net of waivers, if any	Net assets, end of period (000)	Portfolio turnover rate (c)(g)
Big Data Refiners ETF
Year ended May 31, 2023	$24.17	$(0.04)	$2.78	$—	(h)	$2.74	$—	$—	$—		$—	$26.91	11.32%	11.23%	0.58%	0.58%	(0.16)%	(0.16)%	$2,691	33%
September 29, 2021* through May 31, 2022	40.00	(0.12)	(15.71)	—		(15.83)	—	—	—		—	24.17	(39.57)	(39.43)	0.58	0.58	(0.51)	(0.51)	2,417	25
Decline of the Retail Store ETF
Year ended May 31, 2023	16.13	0.31	0.46 (i)	—		0.77	(0.20)	—	—		(0.20)	16.70	4.95	4.68	0.65	0.65	2.06	2.06	10,854	—
Year ended May 31, 2022	16.50	(0.09)	(0.28)	—		(0.37)	—	—	—		—	16.13	(2.25)	(2.12)	0.65	0.65	(0.58)	(0.58)	10,079	—
Year ended May 31, 2021	34.39	(0.16)	(17.73)	—		(17.89)	—	—	—		—	16.50	(52.02)	(51.88)	0.65	0.65	(0.64)	(0.64)	7,424	—
Year ended May 31, 2020	39.55	0.03	(4.96)	—		(4.93)	(0.21)	—	(0.02	)#	(0.23)	34.39	(12.50)	(12.75)	0.66	0.66	0.07	0.07	36,107	—
Year ended May 31, 2019	33.98	0.25	5.57 (i)	—		5.82	(0.25)	—	—		(0.25)	39.55	17.29	17.27	0.65	0.65	0.77	0.77	5,933	—

*  Commencement of investment operations.

See accompanying notes to the financial statements.

128 :: FINANCIAL HIGHLIGHTS PROSHARES TRUST

ProShares Trust Financial Highlights FOR THE PERIODS INDICATED

	SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIODS INDICATED
	PER SHARE OPERATING PERFORMANCE												RATIOS/SUPPLEMENTAL DATA
	INVESTMENT OPERATIONS					DISTRIBUTIONS					TOTAL RETURN (c)		RATIOS TO AVERAGE NET ASSETS (f)				SUPPLEMENTAL DATA
	Net asset value, beginning of period	Net investment income (loss) (a)	Net realized and unrealized gains (losses) on investments	Transaction fees (b)	Total from investment operations	Net investment income	Net realized gains	Tax return of capital	Total distributions	Net asset value, end of period	Net asset value (d)	Market value (e)	Expenses before expense reductions	Expenses net of waivers, if any	Net investment income (loss) before expense reductions	Net investment income (loss) net of waivers, if any	Net assets, end of period (000)	Portfolio turnover rate (c)(g)
DJ Brookfield Global Infrastructure ETF
Year ended May 31, 2023	$50.16	$1.22	$(5.97)	$—	$(4.75)	$(1.38)	$—	$—	$(1.38)	$44.03	(9.44)%	(9.64)%	0.45%	0.45%	2.68%	2.68%	$144,872	13%
Year ended May 31, 2022	46.63	1.16	3.94	—	5.10	(1.57)	—	—	(1.57)	50.16	11.21	11.36	0.45	0.45	2.45	2.45	152,982	9
Year ended May 31, 2021	40.64	1.07	6.19	—	7.26	(1.27)	—	—	(1.27)	46.63	18.50	18.44	0.45	0.45	2.58	2.58	177,659	10
Year ended May 31, 2020	43.97	0.97	(2.91)	—	(1.94)	(1.39)	—	—	(1.39)	40.64	(4.55)	(4.74)	0.46	0.46	2.24	2.24	143,446	8
Year ended May 31, 2019	41.45	1.19	2.75	—	3.94	(1.42)	—	—	(1.42)	43.97	9.80	9.82	0.45	0.45	2.81	2.81	99,368	14
Equities for Rising Rates ETF
Year ended May 31, 2023	54.37	1.32	(8.88)	—	(7.56)	(1.34)	—	—	(1.34)	45.47	(13.98)	(12.59)	0.35	0.35	2.64	2.64	39,103	92
Year ended May 31, 2022	50.02	1.21	4.02	—	5.23	(0.88)	—	—	(0.88)	54.37	10.65	9.03	0.35	0.35	2.31	2.31	104,931	102
Year ended May 31, 2021	29.05	0.94	20.75	—	21.69	(0.72)	—	—	(0.72)	50.02	75.88	78.30	0.35	0.35	2.31	2.31	7,002	105
Year ended May 31, 2020	37.88	0.88	(8.81)	—	(7.93)	(0.90)	—	—	(0.90)	29.05	(21.31)	(22.29)	0.35	0.35	2.31	2.31	1,162	147
Year ended May 31, 2019	49.54	0.81	(11.49)	—	(10.68)	(0.98)	—	—	(0.98)	37.88	(21.81)	(22.25)	0.35	0.35	1.75	1.75	3,788	89

See accompanying notes to the financial statements.

PROSHARES TRUST FINANCIAL HIGHLIGHTS :: 129

ProShares Trust Financial Highlights FOR THE PERIODS INDICATED

	SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIODS INDICATED
	PER SHARE OPERATING PERFORMANCE													RATIOS/SUPPLEMENTAL DATA
	INVESTMENT OPERATIONS					DISTRIBUTIONS						TOTAL RETURN (c)		RATIOS TO AVERAGE NET ASSETS (f)				SUPPLEMENTAL DATA
	Net asset value, beginning of period	Net investment income (loss) (a)	Net realized and unrealized gains (losses) on investments	Transaction fees (b)	Total from investment operations	Net investment income	Net realized gains	Tax return of capital		Total distributions	Net asset value, end of period	Net asset value (d)	Market value (e)	Expenses before expense reductions	Expenses net of waivers, if any	Net investment income (loss) before expense reductions	Net investment income (loss) net of waivers, if any	Net assets, end of period (000)	Portfolio turnover rate (c)(g)
Global Listed Private Equity ETF
Year ended May 31, 2023	$29.57	$1.51	$(2.46)	$—	$(0.95)	$(0.96)	$—	$—		$(0.96)	$27.66	(2.95)%	(2.80)%	1.95%	0.60%	4.23%	5.59%	$9,682	13%
Year ended May 31, 2022	38.13	1.59	(5.83)	—	(4.24)	(3.79)	—	(0.53	)##	(4.32)	29.57	(12.80)	(12.87)	1.28	0.60	3.85	4.53	14,194	31
Year ended May 31, 2021	25.82	1.60	12.97	—	14.57	(2.26)	—	—		(2.26)	38.13	59.40	58.58	1.40	0.60	4.39	5.19	20,974	21
Year ended May 31, 2020	33.60	1.62	(6.54)	—	(4.92)	(2.86)	—	—		(2.86)	25.82	(16.27)	(15.67)	1.38	0.60	4.32	5.11	16,266	20
Year ended May 31, 2019	36.04	1.67	(2.67)	—	(1.00)	(1.44)	—	—		(1.44)	33.60	(2.70)	(2.88)	1.22	0.60	4.25	4.87	18,818	25
Hedge Replication ETF
Year ended May 31, 2023	47.94	1.04	(0.59)	—	0.45	(0.44)	—	—		(0.44)	47.95	0.97	0.68	2.11	0.95	1.03	2.19	32,846	98
Year ended May 31, 2022	52.16	(0.28)	(3.94)	—	(4.22)	—	—	—		—	47.94	(8.10)	(8.17)	1.82	0.95	(1.43)	(0.56)	43,862	52
Year ended May 31, 2021	45.13	(0.34)	7.37	—	7.03	—	—	—		—	52.16	15.57	16.26	1.88	0.95	(1.62)	(0.68)	44,071	72
Year ended May 31, 2020	44.53	0.24	0.77	—	1.01	(0.39)	—	(0.02	)#	(0.41)	45.13	2.27	1.84	1.62	0.95	(0.16)	0.52	26,854	89
Year ended May 31, 2019	45.44	0.51	(1.06)	—	(0.55)	(0.36)	—	—		(0.36)	44.53	(1.21)	(1.39)	1.53	0.95	0.55	1.13	31,842	106

See accompanying notes to the financial statements.

130 :: FINANCIAL HIGHLIGHTS PROSHARES TRUST

ProShares Trust Financial Highlights FOR THE PERIODS INDICATED

	SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIODS INDICATED
	PER SHARE OPERATING PERFORMANCE													RATIOS/SUPPLEMENTAL DATA
	INVESTMENT OPERATIONS						DISTRIBUTIONS					TOTAL RETURN (c)		RATIOS TO AVERAGE NET ASSETS (f)				SUPPLEMENTAL DATA
	Net asset value, beginning of period	Net investment income (loss) (a)	Net realized and unrealized gains (losses) on investments	Transaction fees (b)		Total from investment operations	Net investment income	Net realized gains	Tax return of capital	Total distributions	Net asset value, end of period	Net asset value (d)	Market value (e)	Expenses before expense reductions	Expenses net of waivers, if any	Net investment income (loss) before expense reductions	Net investment income (loss) net of waivers, if any	Net assets, end of period (000)	Portfolio turnover rate (c)(g)
High Yield-Interest Rate Hedged
Year ended May 31, 2023	$60.76	$3.39	$(1.64)	$—		$1.75	$(3.46)	$—	$—	$(3.46)	$59.05	3.03%	3.05%	0.50%	0.50%	5.74%	5.74%	$110,713	27%
Year ended May 31, 2022	62.62	2.73	(1.79)	0.02		0.96	(2.82)	—	—	(2.82)	60.76	1.56	1.67	0.50	0.50	4.41	4.41	145,836	45
Year ended May 31, 2021	58.74	2.96	4.05	—	(h)	7.01	(3.13)	—	—	(3.13)	62.62	12.22	12.22	0.50	0.50	4.83	4.83	108,019	55
Year ended May 31, 2020	64.39	3.53	(5.52)	—		(1.99)	(3.66)	—	—	(3.66)	58.74	(3.32)	(3.03)	0.51	0.51	5.62	5.62	76,360	52
Year ended May 31, 2019	66.82	4.04	(2.41)	0.02		1.65	(4.08)	—	—	(4.08)	64.39	2.50	2.29	0.50	0.50	6.10	6.10	125,561	49
Inflation Expectations ETF
Year ended May 31, 2023	32.79	0.86	(0.54)	0.01		0.33	(0.51)	—	—	(0.51)	32.61	1.05	0.77	0.86	0.30	2.06	2.62	37,502	—
Year ended May 31, 2022	30.10	0.82	2.85	0.01		3.68	(0.99)	—	—	(0.99)	32.79	12.65	12.00	0.98	0.31	2.00	2.67	63,286	—
Year ended May 31, 2021	24.12	0.51	5.66	0.01		6.18	(0.20)	—	—	(0.20)	30.10	25.70	25.40	1.70	0.30	0.44	1.84	44,247	60
Year ended May 31, 2020	27.12	0.40	(2.86)	0.01		(2.45)	(0.55)	—	—	(0.55)	24.12	(9.16)	(8.73)	1.13	0.30	0.72	1.56	7,719	21
Year ended May 31, 2019	28.66	0.59	(1.53)	0.01		(0.93)	(0.61)	—	—	(0.61)	27.12	(3.35)	(2.69)	1.75	0.30	0.63	2.08	7,593	120

See accompanying notes to the financial statements.

PROSHARES TRUST FINANCIAL HIGHLIGHTS :: 131

ProShares Trust Financial Highlights FOR THE PERIODS INDICATED

	SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIODS INDICATED
	PER SHARE OPERATING PERFORMANCE													RATIOS/SUPPLEMENTAL DATA
	INVESTMENT OPERATIONS						DISTRIBUTIONS					TOTAL RETURN (c)		RATIOS TO AVERAGE NET ASSETS (f)						SUPPLEMENTAL DATA
	Net asset value, beginning of period	Net investment income (loss) (a)	Net realized and unrealized gains (losses) on investments	Transaction fees (b)		Total from investment operations	Net investment income	Net realized gains	Tax return of capital	Total distributions	Net asset value, end of period	Net asset value (d)	Market value (e)	Expenses before expense reductions		Expenses net of waivers, if any		Net investment income (loss) before expense reductions	Net investment income (loss) net of waivers, if any	Net assets, end of period (000)	Portfolio turnover rate (c)(g)
Investment Grade-Interest Rate Hedged
Year ended May 31, 2023	$71.14	$2.96	$0.34	$0.01		$3.31	$(2.99)	$—	$—	$(2.99)	$71.46	4.81%	3.99%	0.30%		0.30%		4.21%	4.21%	$318,012	141%
Year ended May 31, 2022	76.25	1.93	(5.10)	—	(h)	(3.17)	(1.94)	—	—	(1.94)	71.14	(4.21)	(3.51)	0.30		0.30		2.60	2.60	665,124	24
Year ended May 31, 2021	69.63	1.93	6.58	0.03		8.54	(1.92)	—	—	(1.92)	76.25	12.40	12.19	0.30		0.30		2.59	2.59	724,383	22
Year ended May 31, 2020	73.37	2.49	(3.66)	—	(h)	(1.17)	(2.57)	—	—	(2.57)	69.63	(1.73)	(1.26)	0.30		0.30		3.40	3.40	234,995	21
Year ended May 31, 2019	74.89	2.87	(1.43)	0.01		1.45	(2.97)	—	—	(2.97)	73.37	1.99	1.51	0.30		0.30		3.87	3.87	295,317	22
K-1 Free Crude Oil Strategy ETF†
Year ended May 31, 2023	58.72	0.31	(15.20)	—		(14.89)	(4.50)	—	(0.37)	(4.87)	38.96	(27.17)	(27.88)	0.73	(p)	0.73	(p)	0.67	0.67	86,064	—
Year ended May 31, 2022	59.06	(0.39)	31.17	—		30.78	(31.12)	—	—	(31.12)	58.72	81.99	82.32	0.71	(n)	0.71	(n)	(0.71)	(0.71)	101,814	—
Year ended May 31, 2021	33.68	(0.29)	25.67	—		25.38	—	—	—	—	59.06	75.34	77.78	0.67	(m)	0.67	(m)	(0.67)	(0.67)	103,884	—
Year ended May 31, 2020(j)	97.38	0.08	(62.88)	—		(62.80)	(0.90)	—	—	(0.90)	33.68	(65.09)	(65.24)	0.66		0.65		0.15	0.16	76,091	206	(k)
Year ended May 31, 2019(j)	121.60	1.36	(24.89)	—		(23.53)	(0.69)	—	—	(0.69)	97.38	(19.30)	(19.85)	0.65		0.65		1.24	1.24	11,198	—

†  Consolidated Financial Highlights.

See accompanying notes to the financial statements.

132 :: FINANCIAL HIGHLIGHTS PROSHARES TRUST

ProShares Trust Financial Highlights FOR THE PERIODS INDICATED

	SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIODS INDICATED
	PER SHARE OPERATING PERFORMANCE												RATIOS/SUPPLEMENTAL DATA
	INVESTMENT OPERATIONS					DISTRIBUTIONS					TOTAL RETURN (c)		RATIOS TO AVERAGE NET ASSETS (f)				SUPPLEMENTAL DATA
	Net asset value, beginning of period	Net investment income (loss) (a)	Net realized and unrealized gains (losses) on investments	Transaction fees (b)	Total from investment operations	Net investment income	Net realized gains	Tax return of capital	Total distributions	Net asset value, end of period	Net asset value (d)	Market value (e)	Expenses before expense reductions	Expenses net of waivers, if any	Net investment income (loss) before expense reductions	Net investment income (loss) net of waivers, if any	Net assets, end of period (000)	Portfolio turnover rate (c)(g)
Large Cap Core Plus
Year ended May 31, 2023	$49.88	$0.66	$(2.21)	$—	$(1.55)	$(0.62)	$—	$—	$(0.62)	$47.71	(3.02)%	(2.90)%	0.45%	0.45%	1.41%	1.41%	$404,575	54%
Year ended May 31, 2022(o)	48.48	0.50	1.36	—	1.86	(0.46)	—	—	(0.46)	49.88	3.79	3.87	0.45	0.45	0.96	0.96	475,373	53
Year ended May 31, 2021(o)	35.06	0.45	13.45	—	13.90	(0.48)	—	—	(0.48)	48.48	39.97	39.77	0.45	0.45	1.10	1.10	481,904	58
Year ended May 31, 2020(o)	33.26	0.53	1.86	—	2.39	(0.59)	—	—	(0.59)	35.06	7.26	7.49	0.46	0.46	1.49	1.49	412,340	57
Year ended May 31, 2019(o)	33.77	0.51	(0.53)	—	(0.02)	(0.49)	—	—	(0.49)	33.26	(0.08)	(0.25)	0.45	0.45	1.51	1.51	756,295	52
Long Online/Short Stores ETF
Year ended May 31, 2023	37.23	(0.06)	(4.40)	—	(4.46)	—	—	—	—	32.77	(11.99)	(11.60)	0.65	0.65	(0.19)	(0.19)	21,789	107
Year ended May 31, 2022	78.80	0.08	(41.65)	—	(41.57)	—	—	—	—	37.23	(52.75)	(52.96)	0.65	0.65	0.13	0.13	21,781	124
Year ended May 31, 2021	68.72	1.17 (l)	10.14	—	11.31	(1.23)	—	—	(1.23)	78.80	16.23	16.41	0.65	0.65	1.36 (l)	1.36 (l)	100,467	77
Year ended May 31, 2020	51.09	(0.17)	17.80	—	17.63	—	—	—	—	68.72	34.52	34.29	0.65	0.65	(0.31)	(0.31)	183,132	89
Year ended May 31, 2019	48.31	(0.15)	2.93	—	2.78	—	—	—	—	51.09	5.74	5.56	0.65	0.65	(0.31)	(0.31)	48,787	53

See accompanying notes to the financial statements.

PROSHARES TRUST FINANCIAL HIGHLIGHTS :: 133

ProShares Trust Financial Highlights FOR THE PERIODS INDICATED

	SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIODS INDICATED
	PER SHARE OPERATING PERFORMANCE												RATIOS/SUPPLEMENTAL DATA
	INVESTMENT OPERATIONS					DISTRIBUTIONS					TOTAL RETURN (c)		RATIOS TO AVERAGE NET ASSETS (f)				SUPPLEMENTAL DATA
	Net asset value, beginning of period	Net investment income (loss) (a)	Net realized and unrealized gains (losses) on investments	Transaction fees (b)	Total from investment operations	Net investment income	Net realized gains	Tax return of capital	Total distributions	Net asset value, end of period	Net asset value (d)	Market value (e)	Expenses before expense reductions	Expenses net of waivers, if any	Net investment income (loss) before expense reductions	Net investment income (loss) net of waivers, if any	Net assets, end of period (000)	Portfolio turnover rate (c)(g)
Merger ETF
Year ended May 31, 2023	$40.24	$0.37	$(1.98)	$—	$(1.61)	$(0.29)	$—	$—	$(0.29)	$38.34	(4.01)%	(4.60)%	1.45%	0.75%	0.23%	0.93%	$13,420	235%
Year ended May 31, 2022	40.82	0.05	(0.48)	—	(0.43)	(0.15)	—	—	(0.15)	40.24	(1.07)	(0.90)	1.19	0.75	(0.31)	0.13	70,416	262
Year ended May 31, 2021	37.64	0.26	3.01	—	3.27	(0.09)	—	—	(0.09)	40.82	8.72	8.91	1.68	0.75	(0.27)	0.65	42,863	315
Year ended May 31, 2020	37.24	0.01	0.69	—	0.70	(0.30)	—	—	(0.30)	37.64	1.86	1.52	3.49	0.75	(2.73)	0.02	7,527	249
Year ended May 31, 2019	35.58	0.32	1.85	—	2.17	(0.51)	—	—	(0.51)	37.24	6.16	7.58	3.49	0.75	(1.87)	0.87	5,586	314
Metaverse ETF
Year ended May 31, 2023	35.55	0.18	0.86 (i)	—	1.04	(0.13)	—	(0.02)	(0.15)	36.44	2.97	2.94	0.58	0.58	0.55	0.55	6,195	67
March 15, 2022* through May 31, 2022	40.00	(0.03)	(4.42)	—	(4.45)	—	—	—	—	35.55	(11.12)	(11.10)	0.58	0.58	(0.32)	(0.32)	7,822	20

*  Commencement of investment operations.
See accompanying notes to the financial statements.

134 :: FINANCIAL HIGHLIGHTS PROSHARES TRUST

ProShares Trust Financial Highlights FOR THE PERIODS INDICATED

	SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIODS INDICATED
	PER SHARE OPERATING PERFORMANCE												RATIOS/SUPPLEMENTAL DATA
	INVESTMENT OPERATIONS					DISTRIBUTIONS					TOTAL RETURN (c)		RATIOS TO AVERAGE NET ASSETS (f)				SUPPLEMENTAL DATA
	Net asset value, beginning of period	Net investment income (loss) (a)	Net realized and unrealized gains (losses) on investments	Transaction fees (b)	Total from investment operations	Net investment income	Net realized gains	Tax return of capital	Total distributions	Net asset value, end of period	Net asset value (d)	Market value (e)	Expenses before expense reductions	Expenses net of waivers, if any	Net investment income (loss) before expense reductions	Net investment income (loss) net of waivers, if any	Net assets, end of period (000)	Portfolio turnover rate (c)(g)
MSCI EAFE Dividend Growers ETF
Year ended May 31, 2023	$37.29	$0.71	$(0.39)	$—	$0.32	$(0.63)	$—	$—	$(0.63)	$36.98	1.00%	1.46%	0.50%	0.50%	1.99%	1.99%	$93,186	27%
Year ended May 31, 2022	46.06	0.69	(8.12)	—	(7.43)	(1.34)	—	—	(1.34)	37.29	(16.64)	(16.70)	0.50	0.50	1.57	1.57	107,402	44
Year ended May 31, 2021	36.18	0.79	9.73	—	10.52	(0.64)	—	—	(0.64)	46.06	29.37	29.46	0.50	0.50	1.90	1.90	138,649	57
Year ended May 31, 2020	35.92	0.66	0.38 (i)	—	1.04	(0.78)	—	—	(0.78)	36.18	2.82	2.65	0.51	0.51	1.78	1.78	116,855	81
Year ended May 31, 2019	38.53	0.80	(2.59)	—	(1.79)	(0.82)	—	—	(0.82)	35.92	(4.72)	(4.92)	0.50	0.50	2.19	2.19	109,559	31
MSCI Emerging Markets Dividend Growers ETF
Year ended May 31, 2023	50.50	1.08	(4.52)	—	(3.44)	(1.59)	—	—	(1.59)	45.47	(6.75)	(6.11)	0.60	0.60	2.32	2.32	16,143	68
Year ended May 31, 2022	62.02	1.17	(11.39)	—	(10.22)	(1.30)	—	—	(1.30)	50.50	(16.72)	(18.25)	0.60	0.60	2.06	2.06	17,424	67
Year ended May 31, 2021	45.70	1.73	16.35	—	18.08	(1.76)	—	—	(1.76)	62.02	40.52	41.04	0.60	0.60	3.16	3.16	22,637	78
Year ended May 31, 2020	56.45	1.23	(10.58)	—	(9.35)	(1.40)	—	—	(1.40)	45.70	(16.99)	(16.96)	0.61	0.61	2.29	2.29	22,165	51
Year ended May 31, 2019	57.61	1.20	(1.67)	—	(0.47)	(0.69)	—	—	(0.69)	56.45	(0.84)	(0.43)	0.60	0.60	2.15	2.15	20,602	79

See accompanying notes to the financial statements.

PROSHARES TRUST FINANCIAL HIGHLIGHTS :: 135

ProShares Trust Financial Highlights FOR THE PERIODS INDICATED

	SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIODS INDICATED
	PER SHARE OPERATING PERFORMANCE													RATIOS/SUPPLEMENTAL DATA
	INVESTMENT OPERATIONS						DISTRIBUTIONS					TOTAL RETURN (c)		RATIOS TO AVERAGE NET ASSETS (f)				SUPPLEMENTAL DATA
	Net asset value, beginning of period	Net investment income (loss) (a)	Net realized and unrealized gains (losses) on investments	Transaction fees (b)		Total from investment operations	Net investment income	Net realized gains	Tax return of capital	Total distributions	Net asset value, end of period	Net asset value (d)	Market value (e)	Expenses before expense reductions	Expenses net of waivers, if any	Net investment income (loss) before expense reductions	Net investment income (loss) net of waivers, if any	Net assets, end of period (000)	Portfolio turnover rate (c)(g)
MSCI Europe Dividend Growers ETF
Year ended May 31, 2023	$43.62	$0.79	$0.41 (i)	$—		$1.20	$(0.72)	$—	$—	$(0.72)	$44.10	2.96%	3.43%	0.55%	0.55%	1.91%	1.91%	$8,600	20%
Year ended May 31, 2022	51.67	0.85	(7.66)	—		(6.81)	(1.24)	—	—	(1.24)	43.62	(13.59)	(13.73)	0.55	0.55	1.67	1.67	13,739	40
Year ended May 31, 2021	39.41	0.85	11.96	—		12.81	(0.55)	—	—	(0.55)	51.67	32.81	33.22	0.55	0.55	1.88	1.88	9,559	57
Year ended May 31, 2020	38.72	0.68	0.95	—		1.63	(0.94)	—	—	(0.94)	39.41	4.18	4.35	0.56	0.56	1.68	1.68	7,686	92
Year ended May 31, 2019	41.97	0.86	(3.24)	—		(2.38)	(0.87)	—	—	(0.87)	38.72	(5.79)	(5.77)	0.55	0.55	2.15	2.15	9,099	28
MSCI Transformational Changes ETF
Year ended May 31, 2023	34.91	0.17	0.18 (i)	—	(h)	0.35	(0.39)	—	—	(0.39)	34.87	1.09	1.07	0.45	0.45	0.51	0.51	10,460	28
Year ended May 31, 2022	43.76	0.13	(8.87)	—		(8.74)	(0.11)	—	—	(0.11)	34.91	(20.03)	(20.15)	0.45	0.45	0.31	0.31	29,676	33
October 14, 2020* through May 31, 2021	40.00	0.12	3.66	—	(h)	3.78	(0.02)	—	—	(0.02)	43.76	9.47	9.42	0.45	0.45	0.46	0.46	47,047	44

*  Commencement of investment operations.

See accompanying notes to the financial statements.

136 :: FINANCIAL HIGHLIGHTS PROSHARES TRUST

ProShares Trust Financial Highlights FOR THE PERIODS INDICATED

	SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIODS INDICATED
	PER SHARE OPERATING PERFORMANCE												RATIOS/SUPPLEMENTAL DATA
	INVESTMENT OPERATIONS					DISTRIBUTIONS					TOTAL RETURN (c)		RATIOS TO AVERAGE NET ASSETS (f)				SUPPLEMENTAL DATA
	Net asset value, beginning of period	Net investment income (loss) (a)	Net realized and unrealized gains (losses) on investments	Transaction fees (b)	Total from investment operations	Net investment income	Net realized gains	Tax return of capital	Total distributions	Net asset value, end of period	Net asset value (d)	Market value (e)	Expenses before expense reductions	Expenses net of waivers, if any	Net investment income (loss) before expense reductions	Net investment income (loss) net of waivers, if any	Net assets, end of period (000)	Portfolio turnover rate (c)(g)
Nanotechnology ETF
Year ended May 31, 2023	$33.96	$0.14	$3.41	$—	$3.55	$(0.14)	$—	$—	$(0.14)	$37.37	10.57%	10.69%	0.58%	0.58%	0.45%	0.45%	$2,803	42%
October 26, 2021* through May 31, 2022	40.00	0.04	(6.06)	0.01	(6.01)	(0.03)	—	—	(0.03)	33.96	(15.05)	(15.09)	0.58	0.58	0.18	0.18	2,547	32
Nasdaq-100 Dorsey Wright Momentum ETF
Year ended May 31, 2023	34.22	0.08	(0.58)	—	(0.50)	(0.12)	—	(0.01)	(0.13)	33.59	(1.44)	(1.52)	0.58	0.58	0.25	0.25	10,414	144
Year ended May 31, 2022	42.08	0.01	(7.82)	—	(7.81)	(0.05)	—	—	(0.05)	34.22	(18.60)	(18.68)	0.58	0.58	0.03	0.03	18,477	168
May 18, 2021* through May 31, 2021	40.00	0.04	2.04	—	2.08	—	—	—	—	42.08	5.20	5.25	0.58	0.58	2.90	2.90	4,208	—

*  Commencement of investment operations.

See accompanying notes to the financial statements.

PROSHARES TRUST FINANCIAL HIGHLIGHTS :: 137

ProShares Trust Financial Highlights FOR THE PERIODS INDICATED

	SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIODS INDICATED
	PER SHARE OPERATING PERFORMANCE												RATIOS/SUPPLEMENTAL DATA
	INVESTMENT OPERATIONS					DISTRIBUTIONS					TOTAL RETURN (c)		RATIOS TO AVERAGE NET ASSETS (f)				SUPPLEMENTAL DATA
	Net asset value, beginning of period	Net investment income (loss) (a)	Net realized and unrealized gains (losses) on investments	Transaction fees (b)	Total from investment operations	Net investment income	Net realized gains	Tax return of capital	Total distributions	Net asset value, end of period	Net asset value (d)	Market value (e)	Expenses before expense reductions	Expenses net of waivers, if any	Net investment income (loss) before expense reductions	Net investment income (loss) net of waivers, if any	Net assets, end of period (000)	Portfolio turnover rate (c)(g)
On-Demand ETF
Year ended May 31, 2023	$21.73	$(0.07)	$0.39	$—	$0.32	$—	$—	$—	$—	$22.05	1.46%	1.67%	0.58%	0.58%	(0.35)%	(0.35)%	$551	42%
October 26, 2021* through May 31, 2022	40.00	(0.05)	(18.22)	0.01	(18.26)	(0.01)	—	—	(0.01)	21.73	(45.66)	(46.02)	0.58	0.58	(0.30)	(0.30)	1,087	35
Online Retail ETF
Year ended May 31, 2023	34.86	(0.07)	(5.39)	—	(5.46)	—	—	—	—	29.40	(15.68)	(15.69)	0.58	0.58	(0.21)	(0.21)	93,778	97
Year ended May 31, 2022	75.70	0.17	(41.01)	—	(40.84)	—	—	—	—	34.86	(53.95)	(53.95)	0.58	0.58	0.27	0.27	321,103	113
Year ended May 31, 2021	47.31	0.63	28.70	—	29.33	(0.94)	—	—	(0.94)	75.70	62.18	62.54	0.58	0.58	0.84	0.84	1,052,262	91
Year ended May 31, 2020	35.24	(0.09)	12.16	—	12.07	—	—	—	—	47.31	34.25	34.08	0.58	0.58	(0.23)	(0.23)	131,516	81
July 13, 2018* through May 31, 2019	40.00	(0.09)	(4.67)	—	(4.76)	—	—	—	—	35.24	(11.90)	(11.98)	0.58	0.58	(0.30)	(0.30)	21,144	46

*  Commencement of investment operations.

See accompanying notes to the financial statements.

138 :: FINANCIAL HIGHLIGHTS PROSHARES TRUST

ProShares Trust Financial Highlights FOR THE PERIODS INDICATED

	SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIODS INDICATED
	PER SHARE OPERATING PERFORMANCE													RATIOS/SUPPLEMENTAL DATA
	INVESTMENT OPERATIONS						DISTRIBUTIONS					TOTAL RETURN (c)		RATIOS TO AVERAGE NET ASSETS (f)				SUPPLEMENTAL DATA
	Net asset value, beginning of period	Net investment income (loss) (a)	Net realized and unrealized gains (losses) on investments		Transaction fees (b)	Total from investment operations	Net investment income	Net realized gains	Tax return of capital	Total distributions	Net asset value, end of period	Net asset value (d)	Market value (e)	Expenses before expense reductions	Expenses net of waivers, if any	Net investment income (loss) before expense reductions	Net investment income (loss) net of waivers, if any	Net assets, end of period (000)	Portfolio turnover rate (c)(g)
Pet Care ETF
Year ended May 31, 2023	$56.85	$0.21	$(9.07)		$—	$(8.86)	$(0.25)	$—	$—	$(0.25)	$47.74	(15.58)%	(15.40)%	0.50%	0.50%	0.42%	0.42%	$90,702	38%
Year ended May 31, 2022	77.76	0.17	(20.92)		—	(20.75)	(0.16)	—	—	(0.16)	56.85	(26.74)	(26.76)	0.50	0.50	0.23	0.23	173,388	49
Year ended May 31, 2021	47.27	0.16	30.44		—	30.60	(0.11)	—	—	(0.11)	77.76	64.79	64.24	0.50	0.50	0.23	0.23	303,265	45
Year ended May 31, 2020	39.94	0.14	7.34		—	7.48	(0.15)	—	—	(0.15)	47.27	18.79	19.21	0.50	0.50	0.33	0.33	60,275	66
November 5, 2018* through May 31, 2019	40.00	0.08	(0.10	)(i)	—	(0.02)	(0.04)	—	—	(0.04)	39.94	(0.04)	(0.08)	0.50	0.50	0.36	0.36	26,958	42
Russell 2000 Dividend Growers ETF
Year ended May 31, 2023	62.40	1.61	(5.72)		—	(4.11)	(1.55)	—	—	(1.55)	56.74	(6.67)	(6.58)	0.40	0.40	2.63	2.63	776,831	33
Year ended May 31, 2022	67.03	1.45	(4.66)		—	(3.21)	(1.42)	—	—	(1.42)	62.40	(4.80)	(4.94)	0.40	0.40	2.27	2.27	864,913	58
Year ended May 31, 2021	49.66	1.27	17.27		—	18.54	(1.17)	—	—	(1.17)	67.03	38.00	38.03	0.40	0.40	2.23	2.23	924,290	60
Year ended May 31, 2020	57.13	1.31	(7.44)		—	(6.13)	(1.34)	—	—	(1.34)	49.66	(10.96)	(10.99)	0.41	0.41	2.30	2.30	588,955	33
Year ended May 31, 2019	56.29	1.26	0.67		—	1.93	(1.09)	—	—	(1.09)	57.13	3.48	3.55	0.40	0.40	2.17	2.17	630,109	26

*  Commencement of investment operations.

See accompanying notes to the financial statements.

PROSHARES TRUST FINANCIAL HIGHLIGHTS :: 139

ProShares Trust Financial Highlights FOR THE PERIODS INDICATED

	SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIODS INDICATED
	PER SHARE OPERATING PERFORMANCE												RATIOS/SUPPLEMENTAL DATA
	INVESTMENT OPERATIONS					DISTRIBUTIONS					TOTAL RETURN (c)		RATIOS TO AVERAGE NET ASSETS (f)				SUPPLEMENTAL DATA
	Net asset value, beginning of period	Net investment income (loss) (a)	Net realized and unrealized gains (losses) on investments	Transaction fees (b)	Total from investment operations	Net investment income	Net realized gains	Tax return of capital	Total distributions	Net asset value, end of period	Net asset value (d)	Market value (e)	Expenses before expense reductions	Expenses net of waivers, if any	Net investment income (loss) before expense reductions	Net investment income (loss) net of waivers, if any	Net assets, end of period (000)	Portfolio turnover rate (c)(g)
Russell U.S. Dividend Growers ETF
Year ended May 31, 2023	$47.21	$1.07	$(2.90)	$—	$(1.83)	$(1.10)	$—	$—	$(1.10)	$44.28	(3.90)%	(3.98)%	0.35%	0.35%	2.32%	2.32%	$10,628	22%
Year ended May 31, 2022	48.73	1.00	(1.39)	—	(0.39)	(1.13)	—	—	(1.13)	47.21	(0.79)	(0.82)	0.35	0.35	2.07	2.07	13,692	21
Year ended May 31, 2021	36.25	0.98	12.49	—	13.47	(0.99)	—	—	(0.99)	48.73	37.80	37.79	0.35	0.35	2.36	2.36	28,262	22
November 5, 2019* through May 31, 2020	40.00	0.49	(3.98)	—	(3.49)	(0.26)	—	—	(0.26)	36.25	(8.62)	(8.53)	0.36	0.36	2.35	2.35	21,390	8
S&P 500® Bond ETF
Year ended May 31, 2023	78.85	2.53	(4.05)	—	(1.52)	(2.54)	—	—	(2.54)	74.79	(1.89)	(1.94)	0.15	0.15	3.37	3.37	11,218	86
Year ended May 31, 2022	90.20	1.88	(11.31)	—	(9.43)	(1.92)	—	—	(1.92)	78.85	(10.65)	(10.38)	0.15	0.15	2.11	2.11	19,712	78
Year ended May 31, 2021	90.47	1.98	(0.13)	—	1.85	(2.12)	—	—	(2.12)	90.20	2.01	1.52	0.15	0.15	2.16	2.16	36,081	73
Year ended May 31, 2020	83.60	2.88	6.92	0.04	9.84	(2.97)	—	—	(2.97)	90.47	11.97	12.38	0.15	0.15	3.30	3.30	29,403	55
Year ended May 31, 2019	80.84	3.07	2.70	0.02	5.79	(3.03)	—	—	(3.03)	83.60	7.40	7.21	0.15	0.15	3.82	3.82	27,169	29

*  Commencement of investment operations.

See accompanying notes to the financial statements.

140 :: FINANCIAL HIGHLIGHTS PROSHARES TRUST

ProShares Trust Financial Highlights FOR THE PERIODS INDICATED

	SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIODS INDICATED
	PER SHARE OPERATING PERFORMANCE												RATIOS/SUPPLEMENTAL DATA
	INVESTMENT OPERATIONS					DISTRIBUTIONS					TOTAL RETURN (c)		RATIOS TO AVERAGE NET ASSETS (f)				SUPPLEMENTAL DATA
	Net asset value, beginning of period	Net investment income (loss) (a)	Net realized and unrealized gains (losses) on investments	Transaction fees (b)	Total from investment operations	Net investment income	Net realized gains	Tax return of capital	Total distributions	Net asset value, end of period	Net asset value (d)	Market value (e)	Expenses before expense reductions	Expenses net of waivers, if any	Net investment income (loss) before expense reductions	Net investment income (loss) net of waivers, if any	Net assets, end of period (000)	Portfolio turnover rate (c)(g)
S&P 500® Dividend Aristocrats ETF
Year ended May 31, 2023	$91.95	$1.90	$(4.46)	$—	$(2.56)	$(1.75)	$—	$—	$(1.75)	$87.64	(2.76)%	(2.71)%	0.35%	0.35%	2.12%	2.12%	$10,731,445	22%
Year ended May 31, 2022	92.20	1.87	(0.28)	—	1.59	(1.84)	—	—	(1.84)	91.95	1.72	1.67	0.35	0.35	2.01	2.01	10,243,530	18
Year ended May 31, 2021	67.00	1.78	25.16	—	26.94	(1.74)	—	—	(1.74)	92.20	40.88	41.10	0.35	0.35	2.26	2.26	8,639,244	21
Year ended May 31, 2020	65.14	1.58	1.81 (i)	—	3.39	(1.53)	—	—	(1.53)	67.00	5.22	5.11	0.35	0.35	2.28	2.28	5,755,149	29
Year ended May 31, 2019	62.21	1.42	2.94	—	4.36	(1.43)	—	—	(1.43)	65.14	7.10	7.07	0.35	0.35	2.17	2.17	4,520,918	20
S&P 500® Ex-Energy ETF
Year ended May 31, 2023	87.77	1.29	1.52	—	2.81	(1.23)	—	—	(1.23)	89.35	3.35	3.47	0.13	0.09	1.48	1.52	35,293	4
Year ended May 31, 2022	91.08	1.05	(3.34)	—	(2.29)	(1.02)	—	—	(1.02)	87.77	(2.61)	(2.71)	0.23	0.21	1.08	1.09	25,892	2
Year ended May 31, 2021	65.94	0.96	25.12	—	26.08	(0.94)	—	—	(0.94)	91.08	39.88	39.84	0.27	0.27	1.21	1.21	25,047	8
Year ended May 31, 2020	58.41	1.04	7.43	—	8.47	(0.94)	—	—	(0.94)	65.94	14.62	14.67	0.27	0.27	1.63	1.63	16,814	4
Year ended May 31, 2019	56.44	0.93	1.92	—	2.85	(0.88)	—	—	(0.88)	58.41	5.10	5.03	0.27	0.27	1.60	1.60	6,717	6

See accompanying notes to the financial statements.

PROSHARES TRUST FINANCIAL HIGHLIGHTS :: 141

ProShares Trust Financial Highlights FOR THE PERIODS INDICATED

	SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIODS INDICATED
	PER SHARE OPERATING PERFORMANCE												RATIOS/SUPPLEMENTAL DATA
	INVESTMENT OPERATIONS					DISTRIBUTIONS					TOTAL RETURN (c)		RATIOS TO AVERAGE NET ASSETS (f)				SUPPLEMENTAL DATA
	Net asset value, beginning of period	Net investment income (loss) (a)	Net realized and unrealized gains (losses) on investments	Transaction fees (b)	Total from investment operations	Net investment income	Net realized gains	Tax return of capital	Total distributions	Net asset value, end of period	Net asset value (d)	Market value (e)	Expenses before expense reductions	Expenses net of waivers, if any	Net investment income (loss) before expense reductions	Net investment income (loss) net of waivers, if any	Net assets, end of period (000)	Portfolio turnover rate (c)(g)
S&P 500® Ex-Financials ETF
Year ended May 31, 2023	$87.15	$1.36	$2.96	$—	$4.32	$(1.13)	$—	$—	$(1.13)	$90.34	5.11%	4.99%	0.13%	0.09%	1.56%	1.60%	$37,490	8%
Year ended May 31, 2022	88.10	1.04	(1.00)	—	0.04	(0.99)	—	—	(0.99)	87.15	(0.03)	0.00 (j)	0.23	0.21	1.10	1.12	8,279	3
Year ended May 31, 2021	64.97	0.96	23.05	—	24.01	(0.88)	—	—	(0.88)	88.10	37.22	37.03	0.27	0.27	1.23	1.23	7,488	5
Year ended May 31, 2020	56.85	1.02	8.09	—	9.11	(0.99)	—	—	(0.99)	64.97	16.19	16.50	0.27	0.27	1.65	1.65	4,223	4
Year ended May 31, 2019	55.43	0.96	1.33	—	2.29	(0.87)	—	—	(0.87)	56.85	4.14	5.98	0.27	0.27	1.67	1.67	1,990	6
S&P 500® Ex-Health Care ETF
Year ended May 31, 2023	85.88	1.39	1.59	—	2.98	(1.34)	—	—	(1.34)	87.52	3.65	3.68	0.13	0.09	1.64	1.68	16,191	5
Year ended May 31, 2022	88.56	1.08	(2.61)	—	(1.53)	(1.15)	—	—	(1.15)	85.88	(1.83)	(1.88)	0.23	0.21	1.15	1.16	3,865	3
Year ended May 31, 2021	62.87	1.09	25.70	—	26.79	(1.10)	—	—	(1.10)	88.56	43.08	43.07	0.27	0.27	1.39	1.39	3,985	29
Year ended May 31, 2020	57.57	1.11	5.28	—	6.39	(1.09)	—	—	(1.09)	62.87	11.21	11.27	0.27	0.27	1.79	1.79	2,201	5
Year ended May 31, 2019	56.95	0.99	0.62	—	1.61	(0.99)	—	—	(0.99)	57.57	2.88	2.13	0.27	0.27	1.72	1.72	1,439	6

See accompanying notes to the financial statements.

142 :: FINANCIAL HIGHLIGHTS PROSHARES TRUST

ProShares Trust Financial Highlights FOR THE PERIODS INDICATED

	SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIODS INDICATED
	PER SHARE OPERATING PERFORMANCE												RATIOS/SUPPLEMENTAL DATA
	INVESTMENT OPERATIONS					DISTRIBUTIONS					TOTAL RETURN (c)		RATIOS TO AVERAGE NET ASSETS (f)				SUPPLEMENTAL DATA
	Net asset value, beginning of period	Net investment income (loss) (a)	Net realized and unrealized gains (losses) on investments	Transaction fees (b)	Total from investment operations	Net investment income	Net realized gains	Tax return of capital	Total distributions	Net asset value, end of period	Net asset value (d)	Market value (e)	Expenses before expense reductions	Expenses net of waivers, if any	Net investment income (loss) before expense reductions	Net investment income (loss) net of waivers, if any	Net assets, end of period (000)	Portfolio turnover rate (c)(g)
S&P 500® Ex-Technology ETF
Year ended May 31, 2023	$71.84	$1.33	$(3.27)	$—	$(1.94)	$(1.24)	$—	$—	$(1.24)	$68.66	(2.63)%	(2.68)%	0.13%	0.09%	1.89%	1.93%	$30,209	6%
Year ended May 31, 2022	73.72	1.07	(1.94)	—	(0.87)	(1.01)	—	—	(1.01)	71.84	(1.25)	(1.32)	0.22	0.21	1.39	1.41	9,340	4
Year ended May 31, 2021	53.97	0.96	19.79	—	20.75	(1.00)	—	—	(1.00)	73.72	38.92	38.98	0.27	0.27	1.48	1.48	7,372	15
Year ended May 31, 2020	52.09	1.04	1.87 (i)	—	2.91	(1.03)	—	—	(1.03)	53.97	5.64	5.67	0.27	0.27	1.89	1.89	2,699	5
Year ended May 31, 2019	51.48	0.96	0.62	—	1.58	(0.97)	—	—	(0.97)	52.09	3.10	2.07	0.27	0.27	1.83	1.83	3,126	22
S&P Global Core Battery Metals ETF
November 29, 2022* through May 31, 2023	40.00	0.39	(4.82)	0.04	(4.39)	(0.05)	—	—	(0.05)	35.56	(10.98)	(11.26)	0.58	0.58	2.00	2.00	2,667	16

*  Commencement of investment operations.

See accompanying notes to the financial statements.

PROSHARES TRUST FINANCIAL HIGHLIGHTS :: 143

ProShares Trust Financial Highlights FOR THE PERIODS INDICATED

	SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIODS INDICATED
	PER SHARE OPERATING PERFORMANCE														RATIOS/SUPPLEMENTAL DATA
	INVESTMENT OPERATIONS							DISTRIBUTIONS					TOTAL RETURN (c)		RATIOS TO AVERAGE NET ASSETS (f)				SUPPLEMENTAL DATA
	Net asset value, beginning of period	Net investment income (loss) (a)	Net realized and unrealized gains (losses) on investments		Transaction fees (b)		Total from investment operations	Net investment income	Net realized gains	Tax return of capital	Total distributions	Net asset value, end of period	Net asset value (d)	Market value (e)	Expenses before expense reductions	Expenses net of waivers, if any	Net investment income (loss) before expense reductions	Net investment income (loss) net of waivers, if any	Net assets, end of period (000)	Portfolio turnover rate (c)(g)
S&P Kensho Cleantech ETF
Year ended May 31, 2023	$30.56	$(0.08)	$0.27	(i)	$—		$0.19	$—	$—	$—	$—	$30.75	0.63%	0.56%	0.58%	0.58%	(0.24)%	(0.24)%	$6,150	39%
September 29, 2021* through May 31, 2022	40.00	(0.07)	(9.37)		—	(h)	(9.44)	—	—	—	—	30.56	(23.61)	(23.60)	0.58	0.58	(0.27)	(0.27)	3,056	40
S&P Kensho Smart Factories ETF
Year ended May 31, 2023	32.30	0.05	2.38	(i)	—		2.43	(0.08)	—	(0.02)	(0.10)	34.63	7.53	7.56	0.58	0.58	0.16	0.16	866	26
September 29, 2021* through May 31, 2022	40.00	0.04	(7.74)		—	(h)	(7.70)	—	—	—	—	32.30	(19.24)	(19.28)	0.58	0.58	0.16	0.16	2,423	42

*  Commencement of investment operations.

See accompanying notes to the financial statements.

144 :: FINANCIAL HIGHLIGHTS PROSHARES TRUST

ProShares Trust Financial Highlights FOR THE PERIODS INDICATED

	SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIODS INDICATED
	PER SHARE OPERATING PERFORMANCE												RATIOS/SUPPLEMENTAL DATA
	INVESTMENT OPERATIONS					DISTRIBUTIONS					TOTAL RETURN (c)		RATIOS TO AVERAGE NET ASSETS (f)				SUPPLEMENTAL DATA
	Net asset value, beginning of period	Net investment income (loss) (a)	Net realized and unrealized gains (losses) on investments	Transaction fees (b)	Total from investment operations	Net investment income	Net realized gains	Tax return of capital	Total distributions	Net asset value, end of period	Net asset value (d)	Market value (e)	Expenses before expense reductions	Expenses net of waivers, if any	Net investment income (loss) before expense reductions	Net investment income (loss) net of waivers, if any	Net assets, end of period (000)	Portfolio turnover rate (c)(g)
S&P MidCap 400® Dividend Aristocrats ETF
Year ended May 31, 2023	$71.95	$1.74	$(5.13)	$—	$(3.39)	$(1.67)	$—	$—	$(1.67)	$66.89	(4.75)%	(4.79)%	0.40%	0.40%	2.46%	2.46%	$1,515,131	29%
Year ended May 31, 2022	73.38	1.93	(1.47)	—	0.46	(1.89)	—	—	(1.89)	71.95	0.71	0.62	0.40	0.40	2.70	2.70	1,105,226	34
Year ended May 31, 2021	52.54	1.51	20.78	—	22.29	(1.45)	—	—	(1.45)	73.38	43.17	43.37	0.40	0.40	2.45	2.45	1,040,520	31
Year ended May 31, 2020	55.48	1.36	(2.90)	—	(1.54)	(1.40)	—	—	(1.40)	52.54	(2.77)	(2.83)	0.41	0.41	2.43	2.43	680,406	37
Year ended May 31, 2019	53.89	1.06	1.53	—	2.59	(1.00)	—	—	(1.00)	55.48	4.84	4.81	0.40	0.40	1.89	1.89	615,828	32
S&P Technology Dividend Aristocrats ETF
Year ended May 31, 2023	58.90	0.92	2.50	—	3.42	(0.91)	—	—	(0.91)	61.41	6.01	5.98	0.45	0.45	1.60	1.60	171,956	32
Year ended May 31, 2022	58.17	0.84	0.64	—	1.48	(0.75)	—	—	(0.75)	58.90	2.48	2.46	0.45	0.45	1.37	1.37	109,560	24
Year ended May 31, 2021	40.17	0.67	17.93	—	18.60	(0.60)	—	—	(0.60)	58.17	46.67	46.59	0.45	0.45	1.33	1.33	97,734	43
November 5, 2019* through May 31, 2020	40.00	0.36	0.00 (h)	—	0.36	(0.19)	—	—	(0.19)	40.17	0.98	1.06	0.46	0.46	1.66	1.66	40,571	31

*  Commencement of investment operations.

See accompanying notes to the financial statements.

PROSHARES TRUST FINANCIAL HIGHLIGHTS :: 145

ProShares Trust Financial Highlights FOR THE PERIODS INDICATED

	SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIODS INDICATED
	PER SHARE OPERATING PERFORMANCE												RATIOS/SUPPLEMENTAL DATA
	INVESTMENT OPERATIONS					DISTRIBUTIONS					TOTAL RETURN (c)		RATIOS TO AVERAGE NET ASSETS (f)				SUPPLEMENTAL DATA
	Net asset value, beginning of period	Net investment income (loss) (a)	Net realized and unrealized gains (losses) on investments	Transaction fees (b)	Total from investment operations	Net investment income	Net realized gains	Tax return of capital	Total distributions	Net asset value, end of period	Net asset value (d)	Market value (e)	Expenses before expense reductions	Expenses net of waivers, if any	Net investment income (loss) before expense reductions	Net investment income (loss) net of waivers, if any	Net assets, end of period (000)	Portfolio turnover rate (c)(g)
Smart Materials ETF
Year ended May 31, 2023	$35.36	$0.39	$(4.48)	$—	$(4.09)	$(0.32)	$—	$—	$(0.32)	$30.95	(11.50)%	(11.02)%	0.58%	0.58%	1.27%	1.27%	$1,547	45%
October 26, 2021* through May 31, 2022	40.00	0.21	(4.69)	0.01	(4.47)	(0.17)	—	—	(0.17)	35.36	(11.20)	(11.48)	0.58	0.58	0.93	0.93	1,768	50
Supply Chain Logistics ETF
Year ended May 31, 2023	40.11	1.59	(3.42)	—	(1.83)	(1.07)	—	—	(1.07)	37.21	(4.27)	(4.15)	0.58	0.58	4.37	4.37	1,860	20
April 6, 2022* through May 31, 2022	40.00	0.14	(0.05)	0.02	0.11	—	—	—	—	40.11	0.29	(0.18)	0.58	0.58	2.36	2.36	2,006	10

*    Commencement of investment operations.
See accompanying notes to the financial statements.

146 :: FINANCIAL HIGHLIGHTS PROSHARES TRUST

ProShares Trust Notes to Financial Highlights:

(a)  Per share net investment income (loss) has been calculated using the average daily shares method.

(b)  Includes transaction fees associated with the issuance and redemption of Creation Units.

(c)  Not annualized for periods less than one year.

(d)  Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, if any, and redemption on the last day of the period at net asset value. This percentage is not an indication of the performance of a shareholder's investment in the Fund based on market value due to differences between the market price of the shares and the net asset value per share of the Fund.

(e)  Market value total return is calculated assuming an initial investment made at the market value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, if any, and redemption on the last day of the period at market value. Market value is determined by the composite closing price. Composite closing security price is defined as the last reported sale price from any primary listing market (e.g., NYSE and Nasdaq) or participating regional exchanges or markets. The composite closing price is the last reported sale price from any of the eligible sources, regardless of volume and not an average price and may have occurred on a date prior to the close of the reporting period. Market value may be greater or less than net asset value, depending on the Fund's closing price on the listing market.

(f)  Annualized for periods less than one year.

(g)  Portfolio turnover rate is calculated without regard to instruments having a maturity of less than one year from acquisition or derivative instruments (including swap agreements and futures contracts). The portfolio turnover rate can be high and volatile due to the sales and purchases of fund shares during the period. In-Kind transactions are not included in the portfolio turnover calculations.

(h)  Per share amount is less than $0.005.

(i)  The amount shown for a share outstanding throughout the period is not in accordance with the aggregate net realized and unrealized gain (loss) for that period because of the timing of sales and repurchases of the Fund shares in relation to fluctuating market value of the investments in the Fund.

(j)  Per share amounts have been restated on a retroactive basis to reflect a 1:5 reverse stock split effective April 21, 2020.

(k)  During the year, the Fund invested in certain exchange traded funds for a limited period of time. The portfolio turnover rate shown above reflects the impact of that investment over the period of time during which the Fund held those exchange traded funds. If the calculation of portfolio turnover included periods in which the Fund did not hold these exchange traded funds, the portfolio turnover rate would have been 1,324%.

(l)  Reflects special dividends paid out during the period by one of the Fund's holdings. Had the Fund not received the special dividends, the net investment income (loss) per share would have been $(0.38) and the net investment income (loss) net of waivers ratio would have been (0.45)%.

(m)  Includes net futures account fees amounting to 0.02%. Excluding these fees, the ratio of expenses to average net assets would have been 0.65%.

(n)  Includes net futures account fees amounting to 0.06%. Excluding these fees, the ratio of expenses to average net assets would have been 0.65%.

(o)  Per share amounts have been restated on a retroactive basis to reflect a 2:1 stock split effective January 13, 2022.

(p)  Includes net futures account fees amounting to 0.03%. Excluding these fees, the ratio of expenses to average net assets would have been 0.70%.

#  Amount has been reclassified based on the tax character of the distributions for the tax year ended October 31, 2020.

##  Amount has been reclassified based on the tax character of the distributions for the tax year ended October 31, 2022.

See accompanying notes to the financial statements.

PROSHARES TRUST FINANCIAL HIGHLIGHTS :: 147

NOTES TO FINANCIAL STATEMENTS

148 :: MAY 31, 2023 :: NOTES TO FINANCIAL STATEMENTS PROSHARES TRUST

1. Organization

ProShares Trust (the "Trust") is registered as an open-end management investment company under the Investment Company Act of 1940 ("1940 Act"). The Trust was formed as a Delaware statutory trust on May 29, 2002, has authorized capital of an unlimited number of shares at no par value and is comprised of 121 operational funds. These accompanying Notes to Financial Statements relate to the portfolios of the Trust included in this report (collectively, the "Funds" and individually, a "Fund"). Each Fund qualifies as an investment company as defined in the Financial Accounting Standards Codification Topic 946 — Financial Services — Investment Companies. Each Fund is considered to be "non-diversified" under the 1940 Act, except for ProShares DJ Brookfield Global Infrastructure ETF, ProShares Equities for Rising Rates ETF, ProShares High Yield-Interest Rate Hedged, ProShares Investment Grade-Interest Rate Hedged, ProShares Metaverse ETF, ProShares MSCI EAFE Dividend Growers ETF, ProShares MSCI Emerging Markets Dividend Growers ETF, ProShares MSCI Europe Dividend Growers ETF, ProShares MSCI Transformational Changes ETF, ProShares Russell 2000 Dividend Growers ETF, ProShares Russell U.S. Dividend Growers ETF, ProShares S&P 500® Bond ETF, ProShares S&P 500® Dividend Aristocrats ETF, ProShares S&P 500® Ex-Energy ETF, ProShares S&P 500® Ex-Financials ETF, ProShares S&P 500® Ex-Health Care ETF, ProShares S&P 500® Ex-Technology ETF and ProShares S&P MidCap 400® Dividend Aristocrats ETF.

2. Significant Accounting Policies

The net asset value per share ("NAV") of each Fund, except as detailed below, is generally determined as of the close of the regular trading session of the exchange on which it is listed (is typically calculated as of 4:00 p.m. Eastern Time) on each business day. The NAV of ProShares High Yield — Interest Rate Hedged, ProShares Inflation Expectations ETF, ProShares Investment Grade — Interest Rate Hedged and ProShares S&P 500® Bond ETF is typically calculated as of 3:00 p.m. (Eastern Time) on each business day. The NAV of ProShares K-1 Free Crude Oil Strategy ETF is typically calculated as of 2:30 p.m. (Eastern Time) on each business day when the Cboe BZX Exchange Inc. ("BZX Exchange") is open for trading. The NAV of each of ProShares MSCI EAFE Dividend Growers ETF and ProShares MSCI Europe Dividend Growers ETF is typically calculated as of 11:30 a.m. Eastern Time (this time may vary due to differences in when daylight savings time is effective between London and New York. The actual valuation time is 4:30 p.m., London Time).

The following is a summary of significant accounting policies followed by each Fund in preparation of its financial statements. These policies are in conformity with U.S. generally accepted accounting principles ("GAAP"). The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts. The actual results could differ from those estimates.

Investment Valuation

The Funds record their investments at fair value. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The securities in the portfolio of a Fund that are listed or traded on a stock exchange or the Nasdaq Stock Market, except as otherwise noted, are generally valued at the closing price, if available, or the last sale price on the exchange or system where the security is principally traded, generally using information provided by a third party pricing service, or market quotations. These valuations are typically categorized as Level 1 in the fair value hierarchy described below. If there have been no sales for that day on the exchange or system where the security is principally traded, then fair value may be determined with reference to the mean of the latest bid and asked quotes, if applicable, on the exchange or system. If there have been no sales or quotes of the security for that day on the exchange or system, the security will be valued in accordance with procedures approved by the Trust's Board of Trustees (the "Board").

Exchange traded funds held by ProShares K-1 Free Crude Oil Strategy ETF are valued at the last traded price at the time the Fund NAV is determined, and will typically be categorized as a Level 1 in the fair value hierarchy. Exchange traded funds held by other Funds are generally valued at the closing price, if available, or the last sale price as described above, and are typically categorized as Level 1 in the fair value hierarchy.

Securities regularly traded in the over-the-counter ("OTC") markets, including securities listed on an exchange but that are primarily traded OTC, other than those traded on the Nasdaq Stock Market, are valued on the basis of the mean between the bid and asked quotes furnished by primary market makers for those instruments. Fixed-income securities are valued according to prices as furnished by an independent pricing service, generally at the mean of the bid and asked quotes for U.S. Treasury securities and at the bid or evaluated bid price for corporate bonds. Centrally cleared index-based swaps are generally valued at the mean between the bid and asked prices as furnished by an independent pricing service. In each of these situations, valuations are typically categorized as Level 2 in the fair value hierarchy.

Exchange traded bond, commodity and currency futures contracts are generally valued at the official futures settlement price, except for currency futures contracts held by Hedge Replication ETF which are generally valued at their last sale price prior to the time at which the NAV of the Fund is determined. These valuations are typically categorized as Level 1 in the fair value hierarchy. If there was no sale on that day, fair valuation procedures as described below may be applied. Non-exchange traded derivatives (e.g. non-exchange traded swap agreements) are generally valued using independent sources and/or agreement with counterparties or other procedures approved by the Board and are typically categorized as Level 2 in the fair value hierarchy.

When ProShare Advisors LLC (the "Advisor") determines that the price of a security is not readily available or deemed unreliable (e.g., an approved pricing service does not provide a price, a furnished price is in error, certain prices become stale, or an event occurs that materially affects the furnished price), the Advisor may, in good faith, establish a fair value for that security in accordance with procedures established by and under the general supervision and responsibility of the Board. Fair value pricing may require subjective determinations about the value of a security. While the Trust's policy is intended to result in a calculation of a Fund's NAV that fairly reflects security values as of the time of pricing, the Trust cannot ensure that fair values determined

PROSHARES TRUST NOTES TO FINANCIAL STATEMENTS :: MAY 31, 2023 :: 149

by the Advisor or persons acting at their direction would accurately reflect the price that a Fund could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by a Fund may differ from the value that would be realized if the securities were sold and the differences could be material to the financial statements. Depending on the source and relevant significance of valuation inputs, these instruments may be classified as Level 2 or Level 3 in the fair value hierarchy.

The Funds disclose the fair value of their investments in a hierarchy that distinguishes between: (1) market participant assumptions which are developed based on market data obtained from sources independent of the Funds (observable inputs) and (2) the Funds' own assumptions about market participant assumptions which are developed based on the best information available under the circumstances (unobservable inputs). The three levels defined by the hierarchy are as follows:

•  Level 1 — Quoted prices in active markets for identical assets.

•  Level 2 — Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

•  Level 3 — Significant unobservable inputs (including assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For example, short-term debt securities maturing in sixty days or less may be valued at amortized cost. Generally, amortized cost approximates the current fair value of a security, but since the valuation is not obtained from a quoted price in an active market, such securities are typically reflected as Level 2. Fair value measurements may also require additional disclosure when the volume and level of activity for the asset or liability have significantly decreased, as well as when circumstances indicate that a transaction is not orderly.

The following is a summary of the valuations as of May 31, 2023, for each Fund based upon the three levels defined above:

Please refer to the Schedules of Portfolio Investments to view equity and debt securities segregated by industry type.

	LEVEL 1 - Quoted Prices			LEVEL 2 - Other Significant Observable Inputs					LEVEL 3 - Significant Unobservable Inputs		Total
	Common Stocks/ Shares of Beneficial Interest	Securities Lending Reinvestments	Futures Contracts*	U.S. Treasury Obligations	Corporate Bonds	Repurchase Agreements	Swap Agreements*	Forward Currency Contracts*	Common Stocks/ Shares of Beneficial Interest		Investment Securities, including Repurchase Agreements	Other Financial Instruments, including Futures Contracts, Swap Agreements, and Forward Currency Contracts*
Big Data Refiners ETF	$2,683,256	$93,178	—	—	—	—	—	—	—		$2,776,434	—
Decline of the Retail Store ETF	—	—	—	—	—	$8,663,476	$(467,012)	—	—		8,663,476	$(467,012)
DJ Brookfield Global Infrastructure ETF	143,873,180	1,678,412	—	—	—	486,182	—	—	—		146,037,774	—
Equities for Rising Rates ETF	39,001,288	—	—	—	—	33,201	—	—	—		39,034,489	—
Global Listed Private Equity ETF	9,599,753	—	—	—	—	75,416	—	—	—		9,675,169	—
Hedge Replication ETF	5,003,438	44	$(5,487)	$23,292,412	—	4,509,137	(118,744)	—	—		32,805,031	(124,231)
High Yield-Interest Rate Hedged	—	1,405,520	(653,248)	—	$105,815,374	4,074,001	—	—	—		111,294,895	(653,248)
Inflation Expectations ETF	—	—	—	—	—	34,113,013	630,570	—	—		34,113,013	630,570
Investment Grade-Interest Rate Hedged	—	880	(5,020,910)	—	302,205,714	4,288,945	—	—	—		306,495,539	(5,020,910)
K-1 Free Crude Oil Strategy ETF	—	—	(7,902,086)	—	—	72,204,173	—	—	—		72,204,173	(7,902,086)
Large Cap Core Plus	381,558,875	746,409	—	—	—	5,045,777	9,784,557	—	—		387,351,061	9,784,557
Long Online/Short Stores ETF	19,396,291	1,567,632	—	—	—	476,257	1,057,331	—	—	(a)	21,440,180	1,057,331
Merger ETF	10,221,034	—	—	—	—	2,816,874	203,960	$20,629	—		13,037,908	224,589
Metaverse ETF	6,181,195	984,277	—	—	—	—	—	—	—		7,165,472	—
MSCI EAFE Dividend Growers ETF	91,856,176	24,231	—	—	—	285,448	—	—	—		92,165,855	—
MSCI Emerging Markets Dividend Growers ETF	16,065,632	—	—	—	3,068	—	—	—	—	(a)	16,068,700	—
MSCI Europe Dividend Growers ETF	8,460,761	—	—	—	—	43,920	—	—	—		8,504,681	—

150 :: MAY 31, 2023 :: NOTES TO FINANCIAL STATEMENTS PROSHARES TRUST

	LEVEL 1 - Quoted Prices			LEVEL 2 - Other Significant Observable Inputs					LEVEL 3 - Significant Unobservable Inputs	Total
	Common Stocks/ Shares of Beneficial Interest	Securities Lending Reinvestments	Futures Contracts*	U.S. Treasury Obligations	Corporate Bonds	Repurchase Agreements	Swap Agreements*	Forward Currency Contracts*	Common Stocks/ Shares of Beneficial Interest	Investment Securities, including Repurchase Agreements	Other Financial Instruments, including Futures Contracts, Swap Agreements, and Forward Currency Contracts*
MSCI Transformational Changes ETF	$10,413,783	—	—	—	—	$34,673	—	—	—	$10,448,456	—
Nanotechnology ETF	2,792,640	$36,045	—	—	—	—	—	—	—	2,828,685	—
Nasdaq-100 Dorsey Wright Momentum ETF	10,397,143	—	—	—	—	16,920	—	—	—	10,414,063	—
On-Demand ETF	550,471	—	—	—	—	—	—	—	—	550,471	—
Online Retail ETF	93,708,352	4,805,672	—	—	—	51,949	—	—	— (a)	98,565,973	—
Pet Care ETF	90,221,016	401,775	—	—	—	291,022	—	—	—	90,913,813	—
Russell 2000 Dividend Growers ETF	775,013,605	6,543,000	—	—	—	524,150	—	—	—	782,080,755	—
Russell U.S. Dividend Growers ETF	10,600,690	—	—	—	—	7,492	—	—	—	10,608,182	—
S&P 500® Bond ETF	—	63,573	—	—	$11,019,050	100,937	—	—	—	11,183,560	—
S&P 500® Dividend Aristocrats ETF	10,705,967,515	—	—	—	—	4,156,983	—	—	—	10,710,124,498	—
S&P 500® Ex-Energy ETF	35,215,723	4,632	—	—	—	31,896	—	—	—	35,252,251	—
S&P 500® Ex-Financials ETF	37,403,103	—	—	—	—	42,470	—	—	—	37,445,573	—
S&P 500® Ex-Health Care ETF	16,159,398	—	—	—	—	11,490	—	—	—	16,170,888	—
S&P 500® Ex-Technology ETF	30,135,645	7,340	—	—	—	29,672	—	—	—	30,172,657	—
S&P Global Core Battery Metals ETF	2,653,422	—	—	—	—	—	—	—	—	2,653,422	—
S&P Kensho Cleantech ETF	6,155,519	590,706	—	—	—	—	—	—	—	6,746,225	—
S&P Kensho Smart Factories ETF	863,963	113,176	—	—	—	—	—	—	—	977,139	—
S&P MidCap 400® Dividend Aristocrats ETF	1,511,591,433	—	—	—	—	1,005,516	—	—	—	1,512,596,949	—
S&P Technology Dividend Aristocrats ETF	171,600,947	—	—	—	—	154,083	—	—	—	171,755,030	—
Smart Materials ETF	1,538,427	152	—	—	—	—	—	—	—	1,538,579	—
Supply Chain Logistics ETF	1,842,706	2,219	—	—	—	—	—	—	—	1,844,925	—

*  These investments are recorded in the financial statements at the unrealized gain or loss on the investment.

(a)  Security has zero value.

There were no other Level 3 securities held at period end, except those securities classified as Level 3 in the Schedules of Portfolio Investments of ProShares Long Online/Short Stores ETF, ProShares MSCI Emerging Markets Dividend Growers ETF and ProShares Online Retails ETF which are considered quantitatively insignificant for additional disclosure.

Foreign Currency Translation

Each Fund's accounting records are maintained in U.S. dollars. Assets and liabilities denominated in foreign currencies and commitments under forward foreign currency exchange contracts are translated into U.S. dollars as of the close of London world markets except that such translations with respect to the ProShares Big Data Refiners ETF, ProShares DJ Brookfield Global Infrastructure ETF, ProShares Global Listed Private Equity ETF, ProShares Merger ETF, ProShares Metaverse ETF, ProShares MSCI Emerging Markets Dividend Growers ETF, ProShares MSCI Transformational Changes ETF, ProShares Nanotechnology ETF, ProShares On-Demand ETF, ProShares Pet Care ETF, ProShares S&P Global Core Battery Metals ETF, ProShares S&P Kensho Cleantech ETF, ProShares S&P Kensho Smart Factories ETF, ProShares Smart Materials ETF and ProShares Supply Chain Logistics ETF each utilize the last quoted New York rates prior to 4:00 p.m. The Funds do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

PROSHARES TRUST NOTES TO FINANCIAL STATEMENTS :: MAY 31, 2023 :: 151

Repurchase Agreements

Each of the Funds may enter into repurchase agreements. Repurchase agreements are primarily used by the Funds as short-term investments for cash positions. Under a repurchase agreement, a Fund purchases one or more debt securities and simultaneously agrees to sell those securities back to the seller at a mutually agreed-upon future price and date, normally one day or a few days later. The resale price is greater than the purchase price, reflecting an agreed-upon market interest rate during the purchaser's holding period. While the maturities of the underlying securities in repurchase transactions may be more than one year, the term of each repurchase agreement will always be less than one year. The Funds follow certain procedures designed to minimize the risks inherent in such agreements. These procedures include affecting repurchase transactions generally with major global financial institutions whose creditworthiness is monitored by the Advisor. In addition, the value of the collateral underlying the repurchase agreement is required to be at least equal to the repurchase price, including any accrued interest income earned on the repurchase agreement. The Funds may invest in repurchase agreements through joint account arrangements; in such cases, each Fund holds a pro rata share of the collateral and interest income based upon the dollar amount of the repurchase agreements entered into by each Fund. The collateral underlying the repurchase agreement is held by the Fund's custodian. A repurchase agreement is subject to the risk that the counterparty to the repurchase agreement that sells the securities may default on its obligation to repurchase them. In this circumstance, a Fund may lose money because it may not be able to sell the securities at the agreed upon time and price, the securities may lose value before they can be sold, the selling institution may declare bankruptcy or the Fund may have difficulty exercising rights to the collateral. During periods of high demand for repurchase agreements, the Funds may be unable to invest available cash in these instruments to the extent desired by the Advisor.

On May 31, 2023, the Funds had interest in joint repurchase agreements with the following counterparties, for the time periods and rates indicated. Amounts shown in the table below represent Principal Amount, Cost and Value for each respective repurchase agreement.

Fund Name	Bank of America Securities, Inc., 5.05%, dated 05/31/2023 due 06/01/2023 (a)	Barclays Capital, Inc., 5.02%, dated 05/31/2023 due 06/01/2023 (b)	BNP Paribas Securities Corp., 4.95%, dated 05/31/2023 due 06/01/2023 (c)	BNP Paribas Securities Corp., 5.05%, dated 05/31/2023 due 06/01/2023 (d)	ING Financial Markets LLC, 5.05%, dated 05/31/2023 due 06/01/2023 (e)	Total
Decline of the Retail Store ETF	$1,042,294	$571,481	$786,459	$4,169,178	$2,094,064	$8,663,476
DJ Brookfield Global Infrastructure ETF	58,492	32,071	44,135	233,968	117,516	486,182
Equities for Rising Rates ETF	3,995	2,190	3,014	15,977	8,025	33,201
Global Listed Private Equity ETF	9,073	4,975	6,846	36,293	18,229	75,416
Hedge Replication ETF	542,489	297,443	409,333	2,169,960	1,089,912	4,509,137
High Yield-Interest Rate Hedged	490,140	268,739	369,832	1,960,556	984,734	4,074,001
Inflation Expectations ETF	4,104,104	2,250,246	3,096,733	16,416,414	8,245,516	34,113,013
Investment Grade-Interest Rate Hedged	515,998	282,918	389,345	2,063,995	1,036,689	4,288,945
K-1 Free Crude Oil Strategy ETF	8,686,814	4,762,908	6,554,596	34,747,256	17,452,599	72,204,173
Large Cap Core Plus	607,053	332,842	458,049	2,428,209	1,219,624	5,045,777
Long Online/Short Stores ETF	57,298	31,416	43,234	229,192	115,117	476,257
Merger ETF	338,896	185,813	255,712	1,355,581	680,872	2,816,874
MSCI EAFE Dividend Growers ETF	34,342	18,829	25,913	137,368	68,996	285,448
MSCI Europe Dividend Growers ETF	5,283	2,897	3,987	21,136	10,617	43,920
MSCI Transformational Changes ETF	4,171	2,287	3,148	16,686	8,381	34,673
Nasdaq-100 Dorsey Wright Momentum ETF	2,036	1,116	1,536	8,142	4,090	16,920
Online Retail ETF	6,250	3,426	4,716	25,000	12,557	51,949
Pet Care ETF	35,013	19,197	26,419	140,050	70,343	291,022
Russell 2000 Dividend Growers ETF	63,060	34,576	47,582	252,240	126,692	524,150
Russell U.S. Dividend Growers ETF	902	494	680	3,605	1,811	7,492
S&P 500® Bond ETF	12,144	6,658	9,163	48,574	24,398	100,937
S&P 500® Dividend Aristocrats ETF	500,122	274,213	377,366	2,000,491	1,004,791	4,156,983
S&P 500® Ex-Energy ETF	3,837	2,104	2,895	15,350	7,710	31,896
S&P 500® Ex-Financials ETF	5,109	2,802	3,855	20,438	10,266	42,470
S&P 500® Ex-Health Care ETF	1,382	758	1,043	5,530	2,777	11,490
S&P 500® Ex-Technology ETF	3,570	1,957	2,694	14,279	7,172	29,672
S&P MidCap 400® Dividend Aristocrats ETF	120,973	66,328	91,279	483,891	243,045	1,005,516
S&P Technology Dividend Aristocrats ETF	18,537	10,164	13,987	74,151	37,244	154,083
	$17,273,377	$9,470,848	$13,033,551	$69,093,510	$34,703,787	$143,575,073

Each Repurchase Agreement was fully collateralized by U.S. government and/or agency securities at May 31, 2023 as follows:

(a)  U.S. Treasury Notes, 3.13 to 3.88%, due 8/31/2027 to 12/31/2029, which had an aggregate value at the Trust level of $561,000,056.

152 :: MAY 31, 2023 :: NOTES TO FINANCIAL STATEMENTS PROSHARES TRUST

(b)  U.S. Treasury Bonds, 4%, due 11/15/2042; U.S. Treasury Notes, 2.63%, due 7/31/2029, which had an aggregate value at the Trust level of $307,591,722.

(c)  U.S. Treasury Bonds, 2.38% to 6.5%, due 1/15/2025 to 11/15/2048; U.S. Treasury Notes, 1.25% to 4%, due 4/30/2024 to 5/31/2030, which had an aggregate value at the Trust level of $423,300,025.

(d)  U.S. Treasury Bills, 0%, due 6/13/2023 to 10/19/2023; U.S. Treasury Bonds, 0% to 5.38%, due 5/15/2025 to 2/15/2051; U.S. Treasury Notes, 0.13% to 4.63%, due 7/15/2023 to 5/31/2030, which had an aggregate value at the Trust level of $2,244,000,080.

(e)  Federal Farm Credit Bank, 0% to 4%, due 8/29/2023 to 1/19/2033; Federal Home Loan Bank, 0% to 5.12%, due 2/7/2024 to 8/8/2030; Federal Home Loan Mortgage Corp., 0% to 5%, due 10/30/2024 to 3/15/2031; Federal National Mortgage Association, 0% to 6.63%, due 9/6/2024 to 11/15/2030; U.S. Treasury Bills, 0%, due 9/19/2023 to 1/25/2024; U.S. Treasury Bonds, 1.13% to 3.63%, due 5/15/2040 to 5/15/2051; U.S. Treasury Notes, 0.25% to 5.4%, due 7/31/2023 to 5/15/2033, which had an aggregate value at the Trust level of $1,127,100,785.

Equity Securities

Certain Funds may invest in equity securities, including in shares of foreign or U.S. common stock, Real Estate Investment Trusts, Depositary Receipts, and shares of other Investment Companies, including other exchange traded funds ("ETFs").

Real Estate Investment Trusts ("REITs") and Business Development Companies ("BDCs")

REITs and BDCs report information on the source of their distributions annually. A portion of distributions received from REITs and BDCs during the period is estimated to be dividend income, realized gain or return of capital. These estimates are adjusted when the actual source of distributions is disclosed by the REITs and BDCs.

Debt Instruments

Certain Funds may invest in debt instruments, including U.S. government securities; Foreign and U.S. investment grade corporate debt securities. Additionally, certain Funds may invest in (lower rated) debt instruments (also known as "junk bonds") that are rated below "investment grade" by Moody's, Standard and Poor's and/or Fitch, Inc.

Securities Lending

Certain Funds may lend securities to brokers, dealers and financial organizations in exchange for collateral in the amount of at least 102% of the value of U.S. dollar-denominated securities loaned or at least 105% of the value of non-U.S. dollar-denominated securities loaned, marked to market daily. Each security loaned will be secured continuously by collateral in the form of cash, Money Market Instruments or U.S. Government securities. When a Fund lends its securities, it continues to receive payments equal to the dividends and interest paid on the securities loaned and simultaneously may earn interest on the reinvestment of the cash collateral. Any cash collateral received by the Fund in connection with these loans may be reinvested in a variety of short-term investments. Any securities collateral received by the Fund in connection with these loans may not be sold or pledged by the Fund and, accordingly, are not reflected in the Fund's assets and liabilities. The Funds may incur fees and expenses in connection with the reinvestment of cash collateral. For security loans collateralized by cash, borrowers may be entitled to receive a fee based on the amount of collateral. The Funds are typically compensated by the difference between the amount earned on the reinvestment of cash collateral and any fees paid to the borrower. Although voting and other rights attendant to securities loaned pass to the borrower, such loans may be recalled so that the securities may be voted on by the Fund if a material event affecting the Fund's investment in the securities on loan is to occur. Security loans are subject to termination by the Fund or the borrower at any time. Not all Funds may participate in securities lending at any given time. No securities loan shall be made on behalf of a Fund if, as a result, the aggregate value of all securities loaned by the particular Fund exceeds one-third of the value of such Fund's total assets (including the value of the collateral received).

Securities lending involves exposure to certain risks, including "gap" risk (i.e., the risk of a mismatch between the return on cash collateral reinvestments and any fees a Fund has agreed to pay a borrower), operational risk (i.e., the risk of losses resulting from problems in the settlement and the accounting process), legal, counterparty and credit risk. If a securities lending counterparty were to default, a Fund would be subject to the risk of a possible delay in receiving collateral or in recovering the loaned securities, or to a possible loss of rights in the collateral. In the event a borrower does not return a Fund's securities as agreed, the Fund may experience losses if the proceeds received from liquidating the collateral do not at least equal the value of the loaned security at the time the collateral is liquidated, plus the transaction costs incurred in purchasing replacement securities. This event could trigger adverse tax consequences for a Fund. The investment of cash collateral deposited by the borrower is subject to inherent market risks such as interest rate risk, credit risk, liquidity risk, and other risks that are present in the market. A Fund could lose money if its short-term reinvestment of the collateral declines in value over the period of the loan. The market value of the loaned securities is determined at the close of each business day of the Fund and any additional required collateral is delivered to the Fund, or excess collateral returned by the Fund, on the next business day.

U.S. Treasury Inflation-Protected Securities

U.S. Treasury Inflation-Protected Securities ("TIPs") are inflation-protected public obligations of the U.S. Treasury. Inflation-protected bonds are fixed-income securities whose interest and principal payments are periodically adjusted for inflation. As the index measuring inflation changes, the interest and principal payments of inflation-protected bonds will be adjusted accordingly. Because of the inflation-adjustment feature, inflation-protected bonds typically have lower yields than conventional fixed rate bonds.

Accounting for Derivatives Instruments

In seeking to achieve the investment objectives of Funds whose objective is tied to an index or benchmark, the Advisor uses a passive approach to investing that is designed to track the performance of the

PROSHARES TRUST NOTES TO FINANCIAL STATEMENTS :: MAY 31, 2023 :: 153

Fund's underlying index or benchmark. Each such Fund attempts to achieve its investment objective by investing all, or substantially all, of its assets in investments that make up its index or in financial instruments that provide similar exposure.

In connection with its management of certain series of the Trust included in this report (i.e. ProShares K-1 Free Crude Oil Strategy ETF (the "Commodity Pools")), the Advisor has registered as a commodity pool operator (a "CPO") and the Commodity Pools are commodity pools under the Commodity Exchange Act (the "CEA"). Accordingly, the Advisor is subject to registration and regulation as a CPO under the CEA, and must comply with various regulatory requirements under the CEA and the rules and regulations of the Commodity Futures Trading Commission ("CFTC") and the National Futures Association ("NFA"), including investor protection requirements, antifraud provisions, disclosure requirements and reporting and record keeping requirements. The Advisor is also subject to periodic inspections and audits by the CFTC and NFA. Compliance with these regulatory requirements could adversely affect the Commodity Pools' total return. In this regard, any further amendment to the CEA or its related regulations that subject the Advisor or the Commodity Pools to additional regulation may have adverse impacts on the Commodity Pools' operations and expenses.

All open derivative positions at period end are reflected on each respective Fund's Schedule of Portfolio Investments. Certain Funds utilized a varying level of derivative instruments in conjunction with investment securities in seeking to meet their investment objective during the period. While the volume of open positions may vary on a daily basis as each Fund transacts derivative contracts in order to achieve the appropriate exposure to meet its investment objective, with the exception of the Funds listed below, the volume of these open positions relative to the net assets of each respective Fund at the date of this report is generally representative of open positions throughout the reporting period.

Average quarterly exposure to derivatives (notional amounts in comparison to net assets)
Inflation Expectations ETF	258%
Merger ETF	34%

For financial reporting purposes, the Trust can offset financial assets and financial liabilities that are subject to master netting arrangements or similar agreements in the Statement of Assets and Liabilities. Funds holding forward currency contracts and/or non-exchange traded swap agreements present the gross amounts of these assets and liabilities on their Schedule of Portfolio Investments. Information concerning the value of and amounts due under Repurchase and Reverse Repurchase Agreement transactions may be found on each Fund's Schedule of Portfolio Investments. Information concerning the counterparties to each Repurchase Agreement and levels of collateralization may be found above, under the caption "Repurchase Agreements."

Following is a description of the Funds' use of derivative instruments, the types of derivatives utilized by the Funds during the reporting period, as well as the primary underlying risk exposures related to each instrument type.

Futures Contracts

Each Fund may purchase or sell futures contracts and options thereon as a substitute for a comparable market position in the underlying securities or to satisfy regulatory requirements. A physical-settlement futures contract generally obligates the seller to deliver (and the purchaser to take delivery of) the specified asset on the expiration date of the contract. A cash-settled futures contract obligates the seller to deliver (and the purchaser to accept) an amount of cash equal to a specific dollar amount (the contract multiplier) multiplied by the difference between the final settlement price of a specific futures contract and the price at which the agreement is made. No physical delivery of the underlying asset is made.

The Funds generally engage in closing or offsetting transactions before final settlement of a futures contract, wherein a second identical futures contract is sold to offset a long position (or bought to offset a short position). In such cases, the obligation is to deliver (or take delivery of) cash equal to a specific dollar amount (the contract multiplier) multiplied by the difference between the price of the offsetting transaction and the price at which the original contract was entered into. If the original position entered into is a long position (futures contract purchased) there will be a gain (loss) if the offsetting sell transaction is carried out at a higher (lower) price, inclusive of commissions. If the original position entered into is a short position (futures contract sold) there will be a gain (loss) if the offsetting buy transaction is carried out at a lower (higher) price, inclusive of commissions.

Whether a Fund realizes a gain or loss from futures activities depends generally upon movements in the underlying currency, commodity, security or index. The extent of the Fund's loss from an unhedged short position in futures contracts or from writing options on futures contracts is potentially unlimited. Each Fund will engage in transactions in futures contracts and related options that are traded on a U.S. exchange or board of trade or that have been approved for sale in the U.S. by the CFTC.

Upon entering into a futures contract, each Fund will be required to deposit with the broker an amount of cash or cash equivalents in the range of approximately 5% to 10% of the contract amount for equity, index and commodity futures and in the range of approximately 1% to 3% of the contract amount for bond and currency futures (these amounts are subject to change by the exchange on which the contract is traded). This amount, known as "initial margin," is in the nature of a performance bond or good faith deposit on the contract and is returned to the Fund upon termination of the futures contract, assuming all contractual obligations have been satisfied. Subsequent payments, known as "variation margin," to and from the broker will be made as the price of the security, currency, commodity or index underlying the futures contract fluctuates, making the long and short positions in the futures contract more or less valuable, a process known as "marking-to-market." At any time prior to expiration of a futures contract, a Fund may elect to close its position by taking an opposite position, which will operate to terminate the Fund's existing position in the contract.

The primary risks associated with the use of futures contracts are imperfect correlation between movements in the price of the futures and the market value of the underlying assets, and the possibility of an

154 :: MAY 31, 2023 :: NOTES TO FINANCIAL STATEMENTS PROSHARES TRUST

illiquid market for a futures contract. Although each Fund intends to sell futures contracts only if there is an active market for such contracts, no assurance can be given that a liquid market will exist for any particular contract at any particular time. Many futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit, or trading may be suspended for specified periods during the day. Futures contract prices could move to the limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and potentially subjecting a Fund to substantial losses. If trading is not possible, or if a Fund determines not to close a futures position in anticipation of adverse price movements, the Fund will be required to make daily cash payments of variation margin. The risk that the Fund will be unable to close out a futures position will be minimized by entering into such transactions on a national exchange with an active and liquid secondary market. In addition, although the counterparty to a futures contract is often a clearing organization, backed by a group of financial institutions, there may be instances in which the counterparty could fail to perform its obligations, causing significant losses to a Fund.

Forward Currency Contracts

Certain Funds may invest in forward currency contracts for investment or risk management purposes. A forward currency contract is an obligation to buy or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are entered into on the interbank market conducted directly between currency traders (usually large commercial banks) and their customers.

At or before the maturity of a forward currency contract, a Fund may either sell a portfolio security and make delivery of the currency, or retain the security and terminate its contractual obligation to deliver the currency by buying an "offsetting" contract obligating it to buy, on the same maturity date, the same amount of the currency. If the Fund engages in an offsetting transaction, it may later enter into a new forward currency contract to sell the currency.

If a Fund engages in offsetting transactions, the Fund will incur a gain or loss, to the extent that there has been movement in forward currency contract prices. If forward prices go down during the period between the date a Fund enters into a forward currency contract for the sale of a currency and the date it enters into an offsetting contract for the purchase of the currency, the Fund will realize a gain to the extent that the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to buy. If forward prices go up, the Fund will suffer a loss to the extent the price of the currency it has agreed to buy exceeds the price of the currency it has agreed to sell.

Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in U.S. dollars without the delivery of foreign currency.

Swap Agreements

Certain Funds may enter into swap agreements to gain exposure to an underlying asset without actually purchasing such asset (or shorting such asset), or to hedge a position, including in circumstances in which direct investment is restricted for legal reasons or is otherwise impracticable. Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a day to more than one year. In a standard "swap" transaction, two parties agree to exchange the return (or differentials in rates of return) earned or realized on a particular pre-determined investment or instrument. The gross return to be exchanged or "swapped" between the parties is calculated with respect to a "notional amount," e.g., the return on or change in value of a particular dollar amount invested in a "basket" of securities or an ETF representing a particular index or group of securities.

Most swap agreements entered into by a Fund calculate and settle the obligations of the parties to the agreement on a "net basis" with a single payment. Consequently, a Fund's current obligations (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the "net amount").

When investing in swap agreements, the Funds may hold or gain exposure to only a representative sample of the securities in an index, or to a component of the index.

On a typical long swap, the counterparty will generally agree to pay the Fund the amount, if any, by which the notional amount of the swap agreement would have increased in value had it been invested in the particular underlying assets (e.g., an ETF, or securities comprising an index), plus any dividends or interest that would have been received on those assets. The Fund will agree to pay to the counterparty a floating rate of interest on the notional amount of the swap agreement plus the amount, if any, by which the notional amount would have decreased in value had it been invested in such assets plus, in certain circumstances, commissions or trading spreads on the notional amount. Therefore, the return to the Fund on a long swap should be the gain or loss on the notional amount plus dividends or interest on the assets less the interest paid by the Fund on the notional amount. As a trading technique, the Advisor may substitute physical securities with a swap agreement having investment characteristics substantially similar to the underlying securities.

Some Funds may also enter into swap agreements that provide the opposite return of their index or a security. These swaps are similar to the long swaps disclosed above except that the counterparty pays interest to each Fund on the notional amount outstanding and that dividends or interest on the underlying instruments reduce the value of the swap. In addition, in certain instances, each Fund will agree to pay to the counterparty commissions or trading spreads on the notional amount. These amounts are netted with any unrealized gain or loss to determine the value of the swap.

PROSHARES TRUST NOTES TO FINANCIAL STATEMENTS :: MAY 31, 2023 :: 155

A Fund's current obligations under most swap agreements (total return swaps, equity/index swaps, interest rate swaps) will be accrued daily (offset against any amounts owed to the Fund) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by segregating or earmarking cash and/or securities determined to be liquid, but typically no payments will be made until the settlement date.

A Fund will not enter into uncleared swap agreements (i.e., not cleared by a central counterparty) unless the Advisor believes that the counterparty to the transaction is creditworthy. The counterparty to an uncleared swap agreement will typically be a major global financial institution. A Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. If such a default occurs, a Fund will have contractual remedies pursuant to the swap agreements, but such remedies may be subject to bankruptcy and insolvency laws that could affect the Fund's rights as a creditor.

In the normal course of business, a Fund enters into International Swaps and Derivatives Association ("ISDA") agreements with certain counterparties for derivative transactions. These agreements contain, among other conditions, events of default and termination events, and various covenants and representations. Certain of the Fund's ISDA agreements contain provisions that require the Fund to maintain a pre-determined level of net assets, and/or provide limits regarding the decline of the Fund's NAV over specific periods of time, which may or may not be exclusive of redemptions. If the Fund were to trigger such provisions and have open derivative positions at that time, counterparties to the ISDA agreements could elect to terminate such ISDA agreements and request immediate payment in an amount equal to the net liability positions, if any, under the relevant ISDA agreement. Pursuant to the terms of its ISDA agreements, the Fund will have already collateralized its liability under such agreements, in some cases only in excess of certain threshold amounts. The Funds seek to mitigate risks by generally requiring that the counterparties for each Fund agree to post collateral for the benefit of the Fund, marked to market daily, in an amount approximately equal to what the counterparty owes the Fund, subject to certain minimum thresholds, although the Funds may not always be successful. To the extent any such collateral is insufficient or there are delays in accessing the collateral, the Funds will be exposed to risks, including possible delays in recovering amounts as a result of bankruptcy proceedings.

The use of swaps is a highly specialized activity which involves investment techniques and risks in addition to, and in some cases different from, those associated with ordinary portfolio securities transactions. The primary risks associated with the use of swap agreements are mispricing or improper valuation, imperfect correlation between movements in the notional amount and the price of the underlying investments, and the inability of counterparties or clearing organizations to perform. A Fund may use a combination of swaps on an underlying index and swaps on an ETF that is designed to track the performance of that index, or it may solely use swaps on an ETF to achieve its desired investment exposure. The performance of an ETF may not track the performance of its underlying index due to embedded costs and other factors. Thus, to the extent a Fund invests in swaps that use an ETF as the reference asset, that Fund may be subject to greater correlation risk and may not achieve as high a degree of correlation with its index as it would if the Fund used only swaps on the underlying index. The Advisor, under supervision from the Board, is responsible for determining and monitoring the liquidity of the Funds' transactions in swap agreements.

All of the outstanding swap agreements held by the Funds on May 31, 2023 contractually terminate within 22 months but may be terminated without penalty by either party daily. Upon termination, the Fund is entitled to receive or pay the "unrealized appreciation or depreciation" amount existing at the date of termination.

The Financial Accounting Standards Board, pursuant to Accounting Standards Codification 815-10 ("ASC 815-10"), requires companies (including the Trust) to disclose information intended to enable financial statement users to understand how derivative instruments affect the Statements of Assets and Liabilities as well as the effect of derivative instruments on the Statements of Operations during the reporting period, in the context of each entity's risk exposure. ASC 815-10 provides examples of risk exposure, including interest rate, foreign exchange, equity, commodity and credit.

As the Funds' investment objective is to provide investment results, before fees and expenses, that correspond to the return of its underlying index on a daily basis, the derivatives utilized are aligned to the same primary risk. The primary risk exposure for those Funds benchmarked to an equity index is equity risk, for Funds benchmarked to a fixed-income index the primary risk is interest rate risk and for the foreign currency contracts held by ProShares Merger ETF and for the currency futures contracts held by ProShares Hedge Replication ETF, the primary risk is foreign currency risk. The primary risk for ProShares K-1 Free Crude Oil Strategy ETF is commodity market risk.

156 :: MAY 31, 2023 :: NOTES TO FINANCIAL STATEMENTS PROSHARES TRUST

The following tables indicate the location of derivative-related items on the Statements of Assets and Liabilities as well as the effect of derivative instruments on the Statements of Operations during the reporting period.

Fair Value of Derivative Instruments as of May 31, 2023

Asset Derivatives				Liabilities Derivatives
Derivatives not accounted for as hedging instruments under ASC 815	Statements of Assets and Liabilities Location	Fund	Unrealized Appreciation*	Statements of Assets and Liabilities Location	Fund	Unrealized Depreciation*
Commodity futures, Equity and Bond index futures contracts/ Non-exchange traded swap agreements/ Forward currency contracts	Net assets consist of: Net unrealized appreciation (depreciation) on: futures contracts*; Assets: Unrealized appreciation on non-exchange traded swap agreements and forward currency contracts			Net assets consist of: Net unrealized appreciation (depreciation) on: futures contracts*; Liabilities: Unrealized depreciation on non-exchange traded swap agreements and forward currency contracts
		Decline of the Retail Store ETF	$73,027		Decline of the Retail Store ETF	$540,039
		Hedge Replication ETF	502,224		Hedge Replication ETF	626,455
		High Yield-Interest Rate Hedged	—		High Yield-Interest Rate Hedged	653,248
		Inflation Expectations ETF	2,462,112		Inflation Expectations ETF	1,831,542
		Investment Grade-Interest Rate Hedged	—		Investment Grade-Interest Rate Hedged	5,020,910
		K-1 Free Crude Oil Strategy ETF	—		K-1 Free Crude Oil Strategy ETF	7,902,086
		Large Cap Core Plus	10,479,674		Large Cap Core Plus	695,117
		Long Online/Short Stores ETF	1,241,848		Long Online/Short Stores ETF	184,517
		Merger ETF	272,153		Merger ETF	47,564

*  Includes cumulative appreciation (depreciation) of futures contracts as reported in the Schedule of Portfolio Investments. For these securities, only the variation margin is reported within the asset and liability sections of the Statements of Assets and Liabilities.

PROSHARES TRUST NOTES TO FINANCIAL STATEMENTS :: MAY 31, 2023 :: 157

The Effect of Derivative Instruments on the Statements of Operations for the Year Ended May 31, 2023

Derivatives not accounted for as hedging instruments under ASC 815	Location of Gain or (Loss) on Derivatives on the Statements of Operations	Fund	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation) on Derivatives
Commodity futures, Equity and Bond index futures contracts/ Non-exchange traded swap agreements/ Forward currency contracts	Net realized gain (loss) on Expiration or closing of: futures contracts, non-exchange traded swap agreements and Settlement of forward foreign currency contracts; Change in net unrealized appreciation (depreciation) on: Futures contracts, Non-exchange traded swap agreements and Foreign currency translations	Decline of the Retail Store ETF	$5,184	$(1,121,640)
		Hedge Replication ETF	(1,838,673)	1,325,730
		High Yield-Interest Rate Hedged	8,039,337	(1,329,716)
		Inflation Expectations ETF	(4,822,401)	2,796,236
		Investment Grade-Interest Rate Hedged	46,908,920	(11,438,243)
		K-1 Free Crude Oil Strategy ETF	(6,028,274)	(25,455,035)
		Large Cap Core Plus	(17,919,794)	12,699,078
		Long Online/Short Stores ETF	(1,670,460)	2,275,124
		Merger ETF	3,915,913	(4,095,360)

Taxes and Distributions

Each of the Funds intends to qualify or continue to qualify as a regulated investment company and distribute substantially all of its net investment income and capital gains to shareholders. Accordingly, no provision for Federal income taxes is required in the financial statements.

As of May 31, 2023, management of the Funds has reviewed all open tax years and major jurisdictions (the last four tax year ends including the interim tax periods since then, as applicable) and concluded that there is no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken in future tax returns. The Funds are also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next 12 months.

Distributions to shareholders from net investment income and net capital gain, if any, are declared and paid at least annually. The amount of distributions from net investment income and net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences (e.g., wash sales, 1256 mark-to-market, partnerships, passive foreign investment companies mark-to-market, constructive sales adjustments and qualified late-year loss deferrals) do not require a reclassification. The Funds may utilize equalization accounting for tax purposes and designate earnings and profits, including net realized gains distributed to shareholders on redemption of shares, as a part of the dividends paid deduction for income tax purposes. While subject to management's discretion, any available tax equalization is typically applied first to short-term capital gains, next to long-term capital gains and then to ordinary income. To the extent distributions exceed net investment income and net realized capital gains for tax purposes, they are reported as a tax return of capital.

The Funds' tax year end is October 31st and the tax character of current year distributions and current components of accumulated earnings (deficit) will be determined at the end of the current tax year.

158 :: MAY 31, 2023 :: NOTES TO FINANCIAL STATEMENTS PROSHARES TRUST

The tax character of distributions paid for the most recent tax years ended October 31, 2022 and October 31, 2021, were as follows:

	Year Ended October 31, 2022				Year Ended October 31, 2021
Fund	Distributions paid from ordinary income	Distributions paid from net long-term capital gains	Tax return of capital	Total Distributions	Distributions paid from ordinary income	Distributions paid from net long-term capital gains	Tax return of capital	Total Distributions
DJ Brookfield Global Infrastructure ETF	$4,067,379	—	—	$4,067,379	$4,579,364	—	—	$4,579,364
Equities for Rising Rates ETF	1,431,771	—	—	1,431,771	94,619	—	—	94,619
Global Listed Private Equity ETF	834,404	—	$369,588	1,203,992	2,165,196	—	—	2,165,196
High Yield-Interest Rate Hedged	7,126,790	—	—	7,126,790	4,609,154	—	—	4,609,154
Inflation Expectations ETF	468,713	—	—	468,713	904,369	—	—	904,369
Investment Grade-Interest Rate Hedged	22,756,161	—	—	22,756,161	15,727,767	—	—	15,727,767
K-1 Free Crude Oil Strategy ETF	37,325,405	—	768,229	38,093,634	10,954,243	—	—	10,954,243
Large Cap Core Plus	5,260,561	—	—	5,260,561	4,296,408	—	—	4,296,408
Long Online/Short Stores ETF	—	—	—	—	2,129,774	—	—	2,129,774
Merger ETF	47,200	—	—	47,200	235,774	—	—	235,774
Metaverse ETF	17,481	—	3,575	22,215	—	—	—	—
MSCI EAFE Dividend Growers ETF	3,725,962	—	—	3,725,962	2,322,875	—	—	2,322,875
MSCI Emerging Markets Dividend Growers ETF	274,684	—	—	274,684	428,638	—	—	428,638
MSCI Europe Dividend Growers ETF	350,659	—	—	350,659	148,837	—	—	148,837
MSCI Transformational Changes ETF	34,835	—	—	34,835	90,521	—	—	90,521
Nanotechnology ETF	8,135	—	—	8,135	—	—	—	—
Nasdaq-100 Dorsey Wright Momentum ETF	15,879	—	2,911	18,790	8,273	—	—	8,273
On-Demand ETF	665	—	—	665	—	—	—	—
Online Retail ETF	—	—	—	—	6,686,189	—	—	6,686,189
Pet Care ETF	618,084	—	—	618,084	489,582	—	—	489,582
Russell 2000 Dividend Growers ETF	19,558,504	—	—	19,558,504	17,029,913	—	—	17,029,913
Russell U.S. Dividend Growers ETF	349,409	—	—	349,409	590,148	—	—	590,148
S&P 500® Bond ETF	563,650	—	—	563,650	768,742	—	—	768,742
S&P 500® Dividend Aristocrats ETF	191,403,477	—	—	191,403,477	166,605,956	—	—	166,605,956
S&P 500® Ex-Energy ETF	324,231	—	—	324,231	273,752	—	—	273,752
S&P 500® Ex-Financials ETF	112,323	—	—	112,323	76,616	—	—	76,616
S&P 500® Ex-Health Care ETF	57,868	—	—	57,868	39,649	—	—	39,649
S&P 500® Ex-Technology ETF	142,697	—	—	142,697	91,165	—	—	91,165

PROSHARES TRUST NOTES TO FINANCIAL STATEMENTS :: MAY 31, 2023 :: 159

	Year Ended October 31, 2022				Year Ended October 31, 2021
Fund	Distributions paid from ordinary income	Distributions paid from net long-term capital gains	Tax return of capital	Total Distributions	Distributions paid from ordinary income	Distributions paid from net long-term capital gains	Tax return of capital	Total Distributions
S&P Kensho Smart Factories ETF	$2,974	—	$494	$3,468	—	—	—	—
S&P MidCap 400® Dividend Aristocrats ETF	26,805,134	—	—	26,805,134	$24,692,475	—	—	$24,692,475
S&P Technology Dividend Aristocrats ETF	1,568,574	—	—	1,568,574	1,219,048	—	—	1,219,048
Smart Materials ETF	17,043	—	—	17,043	—	—	—	—
Supply Chain Logistics ETF	38,989	—	—	38,989	—	—	—	—

At October 31, 2022 (the Funds' most recent tax year end), the components of accumulated earnings (deficit) on a tax basis were as follows:

Fund	Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Accumulated Capital and Other Losses	Unrealized Appreciation/ (Depreciation)
Big Data Refiners ETF	—	—	$(657,118)	$(1,009,478)
Decline of the Retail Store ETF	$25,280	—	(30,231,263)	(967,188)
DJ Brookfield Global Infrastructure ETF	—	—	(6,543,266)	(7,538,905)
Equities for Rising Rates ETF	167,466	—	(4,270,849)	(4,269,570)
Global Listed Private Equity ETF	—	—	(4,279,647)	(3,716,742)
Hedge Replication ETF	—	—	(421,241)	(2,113,824)
High Yield-Interest Rate Hedged	589,421	—	(29,224,661)	(18,686,057)
Inflation Expectations ETF	55,905	—	(6,022,227)	5,734,954
Investment Grade-Interest Rate Hedged	1,165,731	—	(16,356,441)	(44,508,926)
K-1 Free Crude Oil Strategy ETF	—	—	—	2,217,110
Large Cap Core Plus	381,533	—	—	49,445,756
Long Online/Short Stores ETF	—	—	(56,065,662)	(14,477,453)
Merger ETF	58,393	—	(3,003,303)	3,455,009
Metaverse ETF	—	—	(309,502)	(1,926,762)
MSCI EAFE Dividend Growers ETF	—	—	(2,341,280)	(16,558,867)
MSCI Emerging Markets Dividend Growers ETF	439,297	—	(3,511,304)	(4,841,000)
MSCI Europe Dividend Growers ETF	—	—	(1,042,186)	(2,096,929)
MSCI Transformational Changes ETF	125,779	—	(3,653,451)	(7,883,487)
Nanotechnology ETF	—	—	(117,314)	(994,445)
Nasdaq-100 Dorsey Wright Momentum ETF	—	—	(7,518,835)	435,010
On-Demand ETF	—	—	(368,724)	(1,040,352)
Online Retail ETF	—	—	(242,151,343)	(166,098,389)
Pet Care ETF	192,597	—	(22,304,717)	(79,766,550)
Russell 2000 Dividend Growers ETF	1,800,039	—	(70,639,699)	48,194,973
Russell U.S. Dividend Growers ETF	30,097	—	(340,157)	57,401
S&P 500® Bond ETF	31,233	—	(1,241,056)	(2,541,910)
S&P 500® Dividend Aristocrats ETF	26,572,737	—	(51,904,116)	231,708,450
S&P 500® Ex-Energy ETF	39,987	—	(278,322)	(2,343,755)
S&P 500® Ex-Financials ETF	—	—	(76,927)	(542,975)
S&P 500® Ex-Health Care ETF	6,811	—	(15,976)	(352,452)
S&P 500® Ex-Technology ETF	15,919	—	(127,747)	(895,437)
S&P Kensho Cleantech ETF	—	—	(422,248)	(1,035,440)
S&P Kensho Smart Factories ETF	—	—	(614,155)	(120,428)

160 :: MAY 31, 2023 :: NOTES TO FINANCIAL STATEMENTS PROSHARES TRUST

Fund	Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Accumulated Capital and Other Losses	Unrealized Appreciation/ (Depreciation)
S&P MidCap 400® Dividend Aristocrats ETF	$3,250,807	—	—	$112,353,204
S&P Technology Dividend Aristocrats ETF	143,069	—	$(698,201)	(6,031,481)
Smart Materials ETF	828	—	(127,226)	(601,932)
Supply Chain Logistics ETF	3,567	—	(26,015)	(392,145)

Temporary differences are generally due to differing book and tax treatments for the timing of the recognition of gains and losses on certain investment transactions and the timing and the deductibility of certain expenses. Permanent differences, primarily due to gain (loss) on in-kind redemptions, reclassification on sale of derivatives, reversal of gain/(loss) on disposition of subsidiary units and nondeductible expenses, resulted in reclassifications as of October 31, 2022 (the Funds' most recent tax year end), among the Funds' components of net assets.

As of October 31, 2022 (the Funds' most recent tax year end), the Funds had capital loss carry forwards ("CLCFs") available to offset future realized gains, if any, to the extent provided for by regulations and to thereby reduce the amount of future taxable capital gain distributions. Under current tax law, CLCFs retain their character as either short-term or long-term capital losses, and are not subject to expiration.

At October 31, 2022 (the Funds' most recent tax year end), the following Funds had available CLCFs:

No Expiration Date
Big Data Refiners ETF	$648,596
Decline of the Retail Store ETF	30,231,263
DJ Brookfield Global Infrastructure ETF	6,543,266
Equities for Rising Rates ETF	4,270,849
Global Listed Private Equity ETF	4,279,647
Hedge Replication ETF	421,241
High Yield-Interest Rate Hedged	29,224,661
Inflation Expectations ETF	6,022,227
Investment Grade-Interest Rate Hedged	16,356,441
Long Online/Short Stores ETF	56,032,251
Merger ETF	3,003,303
Metaverse ETF	309,502
MSCI EAFE Dividend Growers ETF	2,341,280
MSCI Emerging Markets Dividend Growers ETF	3,511,304
MSCI Europe Dividend Growers ETF	1,042,186
MSCI Transformational Changes ETF	3,653,451
Nanotechnology ETF	117,314
Nasdaq-100 Dorsey Wright Momentum ETF	7,518,835
On-Demand ETF	364,502
Online Retail ETF	241,991,141
Pet Care ETF	22,304,717
Russell 2000 Dividend Growers ETF	70,639,699
Russell U.S. Dividend Growers ETF	340,157
S&P 500® Bond ETF	1,241,056
S&P 500® Dividend Aristocrats ETF	51,904,116
S&P 500® Ex-Energy ETF	278,322
S&P 500® Ex-Financials ETF	76,927
S&P 500® Ex-Health Care ETF	15,976
S&P 500® Ex-Technology ETF	127,747
S&P Kensho Cleantech ETF	413,457
S&P Kensho Smart Factories ETF	614,155
S&P Technology Dividend Aristocrats ETF	698,201
Smart Materials ETF	127,226
Supply Chain Logistics ETF	26,015

PROSHARES TRUST NOTES TO FINANCIAL STATEMENTS :: MAY 31, 2023 :: 161

At October 31, 2022 (the Funds' most recent tax year end), the following Funds utilized CLCFs and/or elected to defer late-year ordinary losses to November 1, 2022:

Fund	Capital Loss Utilized	Ordinary Late Year Loss Deferrals
Big Data Refiners ETF	—	$8,522
DJ Brookfield Global Infrastructure ETF	$538,772	—
Equities for Rising Rates ETF	48,686	—
High Yield-Interest Rate Hedged	14,216,359	—
Inflation Expectations ETF	4,956,532	—
Investment Grade-Interest Rate Hedged	38,683,371	—
Large Cap Core Plus	9,043,901	—
Long Online/Short Stores ETF	—	33,411
MSCI EAFE Dividend Growers ETF	342,957	—
MSCI Europe Dividend Growers ETF	44,709	—
On-Demand ETF	—	4,222
Online Retail ETF	—	160,202
Russell 2000 Dividend Growers ETF	3,638,259	—
Russell U.S. Dividend Growers ETF	16,108	—
S&P Kensho Cleantech ETF	—	8,791
S&P MidCap 400® Dividend Aristocrats ETF	1,347,334	—

3. Investment Transactions, Income and Expense Allocations

Throughout the reporting period, investment transactions are generally accounted for no later than one business day following the trade date. For financial reporting purposes, investment transactions on the last business day of the reporting period are accounted for on the trade date.

Interest income is recognized on an accrual basis and includes, where applicable, the amortization of premium or discount. Dividend income is recorded on the ex-dividend date except for certain foreign dividends that may be recorded as soon as such information becomes available. Non-cash dividend income received in the form of securities in-lieu of cash are recorded at the fair value of the securities received. Gains or losses realized on sales of securities are determined using the specific identification method by comparing the identified cost of the security lot sold with the net sales proceeds.

Expenses directly attributable to a Fund are charged to that Fund, while expenses which are attributable to more than one Fund or jointly with an affiliate, are allocated among the respective Funds and/or affiliates based upon relative net assets or another reasonable basis.

4. Advisory and Management Service Fees and Transactions with Affiliates

The Advisor serves as the investment adviser to each Fund subject to an expense limitation, as outlined in the table below (the "Capped Funds"), pursuant to an Investment Advisory Agreement. For its investment advisory services, each Capped Fund pays the Advisor a monthly fee, accrued daily at an annualized rate based on its average daily net assets. Pursuant to a separate Management Services Agreement, the Advisor performs certain administrative services on behalf of the Capped Funds, such as negotiating, coordinating and implementing the Trust's contractual obligations with the Funds' service providers; monitoring, overseeing and reviewing the performance of such service providers to ensure adherence to applicable contractual obligations; and preparing or coordinating reports and presentations to the Board of Trustees with respect to such service providers. For these and other services, each Capped Fund pays the Advisor monthly management services fees, accrued daily at an annualized rate based on its average daily net assets.

The Advisor has contractually agreed to waive advisory and management services fees, and if necessary, reimburse certain other expenses, in order to limit the annual operating expenses of each Capped Fund. These expense limitations remain in effect until the dates specified in the table below, after which they may be terminated or revised.

For the year ended May 31, 2023, advisory and management services fees, waivers, reimbursements, and expense limitations were as follows:

Fund	Investment Advisory Fee Rate	Management Services Fee Rate	Advisory Fees Waived	Management Services Fees Waived	Expense Reimbursements	Expense Limitation	Expense Limitation Effective Through
Global Listed Private Equity ETF	0.50%	0.10%	$57,373	$11,474	$86,361	0.60%	September 30, 2023
Hedge Replication ETF*	0.75	0.10	303,764	40,502	125,135	0.95	September 30, 2023
Inflation Expectations ETF	0.55	0.10	333,806	5,676	—	0.30	September 30, 2023

162 :: MAY 31, 2023 :: NOTES TO FINANCIAL STATEMENTS PROSHARES TRUST

Fund	Investment Advisory Fee Rate	Management Services Fee Rate	Advisory Fees Waived	Management Services Fees Waived	Expense Reimbursements	Expense Limitation	Expense Limitation Effective Through
Merger ETF*	0.75%	0.10%	$180,920	—	—	0.75%	September 30, 2023
S&P 500® Ex-Energy ETF	0.13	—	11,808	—	—	0.09	September 30, 2023
S&P 500® Ex-Financials ETF	0.13	—	5,047	—	—	0.09	September 30, 2023
S&P 500® Ex-Health Care ETF	0.13	—	2,519	—	—	0.09	September 30, 2023
S&P 500® Ex-Technology ETF	0.13	—	4,785	—	—	0.09	September 30, 2023

*  In addition to the expense limitations disclosed above, the Advisor has entered into an Advisory Fee Waiver Agreement for each Fund that reduces the annualized advisory fee rate subject to the following breakpoints: 0.75% of the first $4.0 billion of average daily net assets of the Fund, 0.70% of the next $1.5 billion, 0.65% of the next $1.5 billion, 0.60% of the next $1.5 billion and 0.55% of average daily net assets of the Fund over $8.5 billion. To the extent that a Fund achieves an asset breakpoint, the Advisor will waive fees in order to match the corresponding reduction in the tiered advisory fee limit. Any such waivers are reflected as a component of "Expenses waived and/or reimbursed by Advisor" on the Statements of Operations, and are not subject to subsequent recoupment by the Advisor.

For each Fund, amounts waived or reimbursed by the Advisor may be recouped by the Advisor within five years of the end of the applicable contractual period to the extent that such recoupments would not cause a Fund's annualized operating expenses to exceed the lesser of (1) the expense limitation in effect at the time of waiver, and (2) the expense limitation in effect at the time of recoupment. Any amounts recouped by the Advisor during the period are reflected in the Statements of Operations as "Recoupment of prior expenses waived and/or reimbursed by Advisor". As of May 31, 2023, the amounts eligible for recoupment and the date of expiration are as follows:

	Expires September 30,						Total Amount Eligible for
Fund	2023	2024	2025	2026	2027	2028	Recoupment
Global Listed Private Equity ETF	$136,169	$124,461	$153,246	$149,156	$150,756	$105,054	$818,842
Hedge Replication ETF	347,042	212,473	210,955	347,389	428,312	327,596	1,873,767
Inflation Expectations ETF	159,591	202,598	213,190	209,329	326,793	206,768	1,318,269
Merger ETF	139,569	141,588	151,118	181,794	260,386	104,975	979,430

The Advisor also serves as the investment adviser to each Fund not subject to an expense limitation as outlined below (the "Unitary Fee Funds") pursuant to an Investment Advisory and Management Agreement. The Unitary Fee Funds pay the Advisor a monthly fee, accrued daily at an annualized rate based on average daily net assets for investment advisory and management services. The Advisor is responsible for substantially all other expenses of the Unitary Fee Funds except, generally, interest expenses, taxes, brokerage and other transaction costs, legal expenses fees and expenses related to securities lending, compensation and expenses of the Independent Trustees, compensation and expenses of the counsel to the Independent Trustees, compensation and expenses of the Trust's chief compliance officer and his or her staff, legal fees and expenses in connection with litigation, future distribution fees or expenses (if any), and extraordinary expenses.

The following funds have a unitary fee: ProShares Big Data Refiners ETF (0.58%), ProShares Decline of the Retail Store ETF (0.65%), ProShares DJ Brookfield Global Infrastructure ETF (0.45%), ProShares Equities for Rising Rates ETF (0.35%), ProShares High Yield-Interest Rate Hedged (0.50%), ProShares Investment Grade — Interest Rate Hedged (0.30%), ProShares K-1 Free Crude Oil Strategy ETF (0.65%), ProShares Large Cap Core Plus (0.45%), ProShares Long Online/Short Stores ETF (0.65%), ProShares Metaverse ETF (0.58%), ProShares MSCI EAFE Dividend Growers ETF (0.50%), ProShares MSCI Emerging Markets Dividend Growers ETF (0.60%), ProShares MSCI Europe Dividend Growers ETF (0.55%), ProShares MSCI Transformational Changes ETF (0.45%), ProShares Nanotechnology (0.58%), ProShares Nasdaq-100 Dorsey Wright Momentum ETF (0.58%), ProShares On-Demand ETF (0.58%), ProShares Online Retail ETF (0.58%), ProShares Pet Care ETF (0.50%), ProShares Russell 2000 Dividend Growers ETF (0.40%), ProShares Russell U.S. Dividend Growers ETF (0.35%), ProShares S&P 500® Bond ETF (0.15%), ProShares S&P 500® Dividend Aristocrats ETF (0.35%), ProShares S&P 500® Ex-Energy ETF (0.13%), ProShares S&P 500® Ex-Financials ETF (0.13%), ProShares S&P 500® Ex-Health Care ETF (0.13%), ProShares S&P 500® Ex-Technology ETF (0.13%), ProShares S&P Global Core Battery Metals ETF (0.58%), ProShares S&P Kensho Cleantech ETF (0.58%), ProShares S&P Kensho Smart Factories ETF (0.58%), ProShares S&P MidCap 400® Dividend Aristocrats ETF (0.40%), ProShares S&P Technology Dividend Aristocrats ETF (0.45%), ProShares Smart Materials (0.58%) and ProShares Supply Chain Logistics ETF (0.58%).

The Advisor has agreed to waive investment advisory and management services fees for each of the ProShares S&P 500® Ex-Energy ETF, ProShares S&P 500® Ex-Financials ETF, ProShares S&P 500® Ex-Health Care ETF and ProShares S&P 500® Ex-Technology ETF to the extent total annual operating expenses before waivers and expense reimbursements, as a percentage of average daily net assets, exceed 0.09% through September 30, 2023. These waivers are non-recoupable. After such date, the expense limitation may be terminated or revised by the Advisor.

Employees of the Advisor serve in the roles of Interested Trustee, President, Chief Legal Officer and Secretary of the Trust. These individuals receive no compensation directly from the Trust. Another employee of the Advisor serves as Chief Compliance Officer and Anti-Money Laundering Officer. This individual's related compensation, along with the compensation of staff who administer the Funds' compliance program,

PROSHARES TRUST NOTES TO FINANCIAL STATEMENTS :: MAY 31, 2023 :: 163

and certain other expenses are reimbursed to the Advisor by the Funds and are reflected on the Statements of Operations as "Compliance services fees".

5. Administration Fees

JPMorgan Chase Bank, N.A. acts as the Trust's administrator (the "Administrator"). The Administrator provides certain administrative services to the Funds, including fund accounting, fund administration and certain compliance services, pursuant to a Fund Services Agreement. For these services, each Fund shall pay the Administrator monthly, a fee accrued daily and based on average net assets. Each Fund may also reimburse the Administrator for such out-of-pocket expenses as incurred by the Administrator in the performance of its duties. Such fees are reflected on the Statements of Operations as "Administration Fees". Certain employees of the Administrator are also officers of the Trust.

6. Custodian Fees

JPMorgan Chase Bank, N.A. acts as custodian for the Funds in accordance with a Custody Agreement. The custodian holds cash, securities and other assets of the Funds as required by the 1940 Act. Custodian fees are payable monthly based on assets held in custody, investment purchases and sales activity and account maintenance fees, plus reimbursement for certain out-of-pocket expenses. Such fees are reflected on the Statements of Operations as "Custodian Fees".

7. Listing, Data and Related Fees

The Funds may incur costs relating to their initial and ongoing listing on an exchange and for the calculation and dissemination of Indicative Optimized Portfolio Values (IOPVs). Additionally, a Fund may enter into a license agreement for the right to use an Index and the related Trade Mark(s) and to receive data related to the index from the index provider. The portion of such costs attributed to each Fund is reflected on the Statements of Operations as "Listing, Data and related fees".

8. Trustees Fees

The Trust, together with other affiliated trusts, pay each Independent Trustee an aggregate fee consisting of a $325,000 annual retainer (paid in quarterly increments) for services provided as a Board member. Such fees are allocated between the Funds and other affiliated funds. Each Fund's share of these fees, together with reimbursable expenses of the Trustees, is reflected on the Statements of Operations as "Trustees Fees".

9. Distribution and Service Plan

SEI Investments Distribution Co. serves as the Funds' distributor. The Trust has adopted a Distribution and Service (12b-1) Plan pursuant to which each Fund may bear a 12b-1 fee not to exceed 0.25% per annum of the Fund's average daily net assets. No 12b-1 fees are currently paid by the Funds, and there are currently no plans to impose these fees.

10. Issuance and Redemption of Fund Shares

Each Fund issues and redeems its shares only to Authorized Participants (typically broker-dealers) in exchange for the deposit or delivery of a basket of assets (securities and/or cash), in large blocks known as Creation Units, each of which is comprised of a specified number of shares.

To the extent the Funds permit the contribution of securities in exchange for the purchase of shares (contribution in-kind), shares may be issued in advance of receipt by the Fund of all or a portion of the applicable Deposit Securities. In these circumstances, the Fund may require the Authorized Participant to maintain with the Trust an amount up to 115% and/or 125% of the daily mark-to-market value of the missing Deposit Securities.

Retail investors may only purchase and sell Fund shares on a national securities exchange through a broker-dealer and such transactions may be subject to customary commission rates imposed by the broker-dealer.

Authorized Participants may pay transaction fees to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units. Transaction fees related to unsettled Creation Unit transactions are included in the receivable for capital shares issued on the Statements of Assets and Liabilities. Transaction fees assessed during the period, which are included in the proceeds from shares issued on the Statements of Changes in Net Assets, were as follows:

	For the periods ended
	Year Ended May 31, 2023	Year Ended May 31, 2022
Big Data Refiners ETF	$117	—
High Yield-Interest Rate Hedged	—	$42,950
Inflation Expectations ETF	16,687	11,191
Investment Grade-Interest Rate Hedged	64,150	31,840

164 :: MAY 31, 2023 :: NOTES TO FINANCIAL STATEMENTS PROSHARES TRUST

	For the periods ended
	Year Ended May 31, 2023	Year Ended May 31, 2022
MSCI Transformational Changes ETF	$2,707	—
Nanotechnology ETF	—	$1,200
On-Demand ETF	—	1,200
S&P Global Core Battery Metals ETF	3,200	—
S&P Kensho Cleantech ETF	—	400
S&P Kensho Smart Factories ETF	—	400
Smart Materials ETF	—	1,200
Supply Chain Logistics ETF	—	1,600

11. Investment Transactions

For the year ended May 31, 2023, the cost of securities purchased and proceeds from sales of securities (U.S. government securities for the Inflation Expectations ETF), excluding short-term securities, derivatives and in-kind transactions, were:

Fund	Purchases	Sales
Big Data Refiners ETF	$651,808	$1,256,993
DJ Brookfield Global Infrastructure ETF	21,899,627	20,633,438
Equities for Rising Rates ETF	65,003,634	73,108,005
Global Listed Private Equity ETF	1,771,568	1,511,344
Hedge Replication ETF	6,542,218	10,420,745
High Yield-Interest Rate Hedged	40,648,196	31,730,302
Investment Grade-Interest Rate Hedged	576,520,026	583,608,356
Large Cap Core Plus	220,519,457	221,658,886
Long Online/Short Stores ETF	16,221,392	15,491,698
Merger ETF	49,611,546	51,295,701
Metaverse ETF	4,112,122	4,113,438
MSCI EAFE Dividend Growers ETF	24,132,509	24,268,913
MSCI Emerging Markets Dividend Growers ETF	11,325,120	11,292,590
MSCI Europe Dividend Growers ETF	1,824,189	2,007,668
MSCI Transformational Changes ETF	5,305,549	12,331,611
Nanotechnology ETF	984,591	990,334
Nasdaq-100 Dorsey Wright Momentum ETF	18,918,730	20,573,876
On-Demand ETF	379,200	431,956
Online Retail ETF	164,162,171	173,506,154
Pet Care ETF	45,672,620	46,836,994
Russell 2000 Dividend Growers ETF	274,982,163	273,775,779
Russell U.S. Dividend Growers ETF	2,567,679	2,589,931
S&P 500® Bond ETF	11,237,246	11,220,106
S&P 500® Dividend Aristocrats ETF	2,359,684,416	2,339,909,235
S&P 500® Ex-Energy ETF	1,281,393	1,081,155
S&P 500® Ex-Financials ETF	1,472,174	1,047,807
S&P 500® Ex-Health Care ETF	507,983	340,867
S&P 500® Ex-Technology ETF	1,182,255	754,446
S&P Global Core Battery Metals ETF	4,549,117	578,506
S&P Kensho Cleantech ETF	2,205,785	2,193,626
S&P Kensho Smart Factories ETF	265,938	1,775,405
S&P MidCap 400® Dividend Aristocrats ETF	404,577,901	403,249,138
S&P Technology Dividend Aristocrats ETF	38,833,212	38,998,295
Smart Materials ETF	686,291	684,551
Supply Chain Logistics ETF	382,617	367,978

PROSHARES TRUST NOTES TO FINANCIAL STATEMENTS :: MAY 31, 2023 :: 165

12. In-Kind Transactions

During the period presented in this report, certain Funds delivered portfolio securities in exchange for the redemption of shares (redemption-in-kind). Cash and securities were transferred for redemptions at fair value. For financial reporting purposes, the Funds recorded net realized gains and losses in connection with each transaction.

For the year ended May 31, 2023, the fair value of the securities transferred for redemptions, and the net realized gains (losses) recorded in connection with the transactions were as follows:

Fund	Fair Value	Net Realized Gains (Losses)
DJ Brookfield Global Infrastructure ETF	$64,347,645	$9,081,673
Equities for Rising Rates ETF	55,537,093	(645,403)
Global Listed Private Equity ETF	3,527,938	(254,554)
Hedge Replication ETF	64,960	17,912
High Yield-Interest Rate Hedged	49,369,338	(3,911,936)
Investment Grade-Interest Rate Hedged	309,912,242	(24,133,238)
Large Cap Core Plus	74,818,332	16,948,681
Long Online/Short Stores ETF	7,965,643	(1,055,504)
Merger ETF	53,047,468	(1,391,998)
Metaverse ETF	1,922,053	50,574
MSCI EAFE Dividend Growers ETF	13,362,249	765,358
MSCI Emerging Markets Dividend Growers ETF	126,701	19,662
MSCI Europe Dividend Growers ETF	4,715,448	456,355
MSCI Transformational Changes ETF	11,041,279	(946,134)
Nasdaq-100 Dorsey Wright Momentum ETF	6,435,804	(384,298)
On-Demand ETF	490,191	(171,956)
Online Retail ETF	250,183,447	(61,127,577)
Pet Care ETF	58,693,895	(13,220,423)
Russell 2000 Dividend Growers ETF	119,394,118	12,419,671
Russell U.S. Dividend Growers ETF	4,278,626	622,469
S&P 500® Bond ETF	7,429,519	(1,075,798)
S&P 500® Dividend Aristocrats ETF	476,071,240	128,114,270
S&P 500® Ex-Energy ETF	2,398,582	136,639
S&P 500® Ex-Financials ETF	847,818	96,808
S&P 500® Ex-Health Care ETF	835,243	95,568
S&P 500® Ex-Technology ETF	671,281	(11,004)
S&P Global Core Battery Metals ETF	858,536	(98,981)
S&P Kensho Cleantech ETF	871,669	161,138
S&P MidCap 400® Dividend Aristocrats ETF	266,329,295	60,237,849
S&P Technology Dividend Aristocrats ETF	42,568,767	6,959,382

In addition, during the period, certain Funds received securities in exchange for subscriptions of shares (subscriptions-in-kind). For the year ended May 31, 2023, the fair value of the securities received for subscriptions were as follows:

Fund	Fair Value
Big Data Refiners ETF	$611,807
DJ Brookfield Global Infrastructure ETF	71,053,901
Equities for Rising Rates ETF	13,816,740
High Yield-Interest Rate Hedged	18,005,840
Investment Grade-Interest Rate Hedged	30,057,020
Large Cap Core Plus	28,117,092
Long Online/Short Stores ETF	9,882,696
Merger ETF	6,394,918
Metaverse ETF	361,036

166 :: MAY 31, 2023 :: NOTES TO FINANCIAL STATEMENTS PROSHARES TRUST

Fund	Fair Value
MSCI EAFE Dividend Growers ETF	$1,348,161
MSCI Emerging Markets Dividend Growers ETF	127,959
Nasdaq-100 Dorsey Wright Momentum ETF	990,293
Online Retail ETF	70,548,313
Pet Care ETF	1,273,502
Russell 2000 Dividend Growers ETF	115,936,308
Russell U.S. Dividend Growers ETF	1,787,124
S&P 500® Dividend Aristocrats ETF	1,452,931,787
S&P 500® Ex-Energy ETF	10,228,096
S&P 500® Ex-Financials ETF	28,578,267
S&P 500® Ex-Health Care ETF	12,490,349
S&P 500® Ex-Technology ETF	21,617,815
S&P Kensho Cleantech ETF	4,572,223
S&P MidCap 400® Dividend Aristocrats ETF	783,562,647
S&P Technology Dividend Aristocrats ETF	98,095,551

13. Basis of Consolidation

The accompanying Consolidated Schedules of Portfolio Investments, Consolidated Statements of Assets and Liabilities, Consolidated Statements of Operations, Consolidated Statements of Changes in Net Assets and Consolidated Financial Highlights of ProShares K-1 Free Crude Oil Strategy ETF includes the account of ProShares Cayman Crude Oil Strategy Portfolio, a wholly-owned subsidiary of ProShares K-1 Free Crude Oil Strategy ETF , which primarily invests in commodity-related instruments. The Subsidiary enables the Fund to hold these commodity-related instruments and satisfy regulated investment company tax requirements. The Fund will invest a significant portion of its total assets in its Subsidiary. As of May 31, 2023, the net assets of ProShares Cayman Crude Oil Strategy Portfolio were 16.2% of the net assets of ProShares K-1 Free Crude Oil Strategy ETF. Intercompany accounts and transactions, if any, have been eliminated. The Subsidiary is subject to the same investment policies and restrictions that apply to ProShares K-1 Free Crude Oil Strategy ETF, except that the Subsidiary may invest without limitation in commodity-related instruments.

14. Risk

Some risks apply to all Funds, while others are specific to the investment strategy of certain Funds. Each Fund may be subject to other risks in addition to these identified risks. This section discusses certain common principal risks encountered by the Funds.

•  Risks Associated with the Use of Derivatives

Certain Funds may obtain investment exposure through derivatives (including investing in futures contracts, options on futures contracts, securities and indexes, forward contracts, swap agreements and similar instruments). Investing in derivatives may be considered aggressive and may expose a Fund to risks different from, or possibly greater than, the risks associated with investing directly in securities underlying the derivative, including: 1) the risk that there may be imperfect correlation between the price of financial instruments and movements in the prices of the underlying reference asset(s); 2) the risk that an instrument is mispriced; 3) credit or counterparty risk on the amount each Fund expects to receive from a counterparty; 4) the risk that securities prices, interest rates and currency markets will move adversely and a Fund will incur significant losses; 5) the risk that the cost of holding a financial instrument might exceed its total return; and 6) the possible absence of a liquid secondary market for a particular instrument and possible exchange-imposed price fluctuation limits, either of which may make it difficult or impossible to adjust a Fund's position in a particular instrument when desired. The occurrence of any of these factors may prevent the Fund from achieving its investment objective. Because derivatives often require limited initial investment, the use of derivatives also may expose the Fund to losses in excess of those amounts initially invested.

Certain Funds may use a combination of swaps on an underlying index or swaps on an ETF that is designed to track the performance of that index. The performance of an ETF may not track the performance of its underlying index due to embedded costs and other factors. Thus, to the extent a Fund invests in swaps that use an ETF as the reference asset, that Fund may be subject to greater correlation risk and may not achieve as high a degree of correlation with its index as it would if the Fund used only swaps on the underlying index.

Moreover, with respect to the use of swap agreements, if an index has a dramatic intraday move that causes a material decline in a Fund's net assets, the terms of a swap agreement between the Fund and its counterparty may permit the counterparty to immediately close out the transaction with the Fund. In that event, the Fund may be unable to enter into another swap agreement or invest in other derivatives to achieve the desired exposure consistent with the Fund's investment objective. This, in turn, may prevent the Fund from achieving its investment objective, even if the Index reverses all or a portion of its intraday move by the end of the day. Any costs associated with using derivatives will also have the effect of lowering the Fund's return.

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•  Long/Short Risk

Certain Funds seek long exposure to certain securities and short exposure to certain other securities. There is no guarantee that the returns on a Fund's long or short positions will produce high, or even positive, returns. In addition, Funds subject to this risk may gain enhanced long exposure to certain securities (i.e., obtain investment exposure that exceeds the amount directly invested in those assets, a form of leverage) and, under such circumstances, will lose more money in market environments that are adverse to its long positions than funds that do not employ such leverage.

•  Concentration Risk

Certain Funds may typically concentrate their investments in issuers of one or more particular industries to the same extent that their underlying indexes are so concentrated and to the extent permitted by applicable regulatory guidance. There is a risk that those issuers (or industry sectors) will perform poorly and negatively impact a Fund. Concentration risk results from maintaining exposure (long or short) to issuers conducting business in a specific industry. The risk of concentrating investments in a limited number of issuers in a particular industry is that a Fund will be more susceptible to the risks associated with that industry than a Fund that does not concentrate its investments.

•  Correlation Risk

There is no guarantee that a Fund whose investment objective, before fees and expenses, seeks correlation with an index will achieve a high degree of correlation with its index or the inverse thereof. Failure to achieve a high degree of correlation may prevent a Fund from achieving its investment objective. The percentage change of the Fund's NAV each day may differ, perhaps significantly in amount, and possibly even direction, from the percentage change of the Fund's index on such day. A number of other factors may adversely affect a Fund's correlation with its index, including material over- or under-exposure, fees, expenses, transaction costs, financing costs associated with the use of derivatives, income items, valuation methodology, infrequent trading in the securities underlying its index, accounting standards and disruptions or illiquidity in the markets for the securities or financial instruments in which a Fund invests. While each Fund generally attempts to track the performance of the Index by investing all, or substantially all, of its assets in the securities that make up the Index in approximately the same proportion as their weighting in the Index, at times a Fund may not have investment exposure to all securities in its index, or, with respect to equity funds, its weighting of investment exposure to such securities, financial investments or industries may be different from that of the index. In addition, a Fund may invest in securities or financial investments not included in the index or in financial instruments. Each Fund may take or refrain from taking positions in order to improve tax efficiency or comply with regulatory restrictions, or for other reasons, each of which may negatively affect the Fund's correlation with its index. A Fund may also be subject to large movements of assets into and out of the Fund, which may cause a difference between the changes in the daily performance of the Fund and changes in the level of the Index potentially resulting in the Fund being over- or underexposed to its index and may be impacted by index reconstitutions and index rebalancing events. Additionally, a Fund's underlying investments may trade on markets that may or may not be open on the same day as the Fund. Furthermore, a Fund's currency holdings may be valued at a different time than the level of its index. In addition, the Funds with a foreign currency hedging strategy may also be unable to perfectly match the Index and will introduce additional costs, both sources of additional correlation risk. Any of these factors could decrease correlation between the performance of a Fund and the index and may hinder a Fund's ability to meet its investment objective.

•  Counterparty Risk

A Fund will be subject to credit risk (i.e., the risk that a counterparty is unwilling or unable to make timely payments or otherwise meet its contractual obligations) with respect to the amount the Fund expects to receive from counterparties to financial instruments (including derivatives and repurchase agreements) entered into by the Fund. The Funds generally structure the agreements such that either party can terminate the contract without penalty prior to the termination date. If a counterparty terminates a contract, a Fund may not be able to invest in other derivatives to achieve the desired exposure, or achieving such exposure may be more expensive. A Fund may be negatively impacted if a counterparty becomes bankrupt or otherwise fails to perform its obligations under such an agreement.

At May 31, 2023, the ProShares Long Online/Short Stores ETF and ProShares Merger ETF Funds had net unrealized appreciation on swaps with a single counterparty which exceeded 5% of each Fund's net assets.

•  Geographic Concentration Risk

Certain Funds that focus their investments in companies economically tied to particular foreign countries or geographic regions may be particularly susceptible to political, social, economic or regulatory events affecting those countries or regions. The performance of such Funds may be more volatile than a more geographically diversified fund.

•  Foreign Currency Risk

Certain of the Funds' investments may be denominated in foreign currencies. Investments denominated in foreign currencies are exposed to more risk than those investments denominated in U.S. dollars. The value of an investment denominated in a foreign currency could change

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significantly as foreign currencies strengthen or weaken relative to the U.S. dollar. Foreign currency losses could offset or exceed any potential gains, or add to losses, in the related investments. Regulatory fees or higher custody fees maybe imposed on foreign currency holdings.

•  Liquidity Risk

In certain circumstances, such as the disruption of the orderly markets for the securities and/or financial instruments in which a Fund invests, the Fund might not be able to acquire or dispose of certain holdings quickly or at prices that represent true market value in the judgment of the Advisor. Markets for the securities and/or financial instruments in which a Fund invests may be disrupted by a number of events, including but not limited to economic crises, natural disasters, new legislation, or regulatory changes inside or outside of the U.S. For example, regulation limiting the ability of certain financial institutions to invest in certain securities would likely reduce the liquidity of those securities. These situations may prevent a Fund from limiting losses, realizing gains or achieving a high correlation with its index.

•  Debt Instrument Risk

Certain Funds invest in, or seek exposure to, debt instruments. Debt instruments may have varying levels of sensitivity to changes in interest rates and other factors. In addition, changes in the credit quality of the issuer of a debt instrument (including a default) can also affect the price of a debt instrument, as can an issuer's default on its payment obligations. These factors may cause the value of an investment in a Fund to change.

•  Inflation Risk

Inflation risk is the risk that the value of assets or income from a Fund's investments will be worth less in the future as inflation decreases the value of payments at future dates. As inflation increases, the real value of a Fund's portfolio could decline. Inflation rates may change frequently and drastically as a result of various factors and the Fund's investments may not keep pace with inflation, which may result in losses to Fund investors or adversely affect the real value of shareholders' investments in a Fund. Inflation has recently increased and it cannot be predicted whether it may decline.

•  Breakeven Inflation Investing Risk

ProShares Inflation Expectations ETF seeks investment results, before fees and expenses that track the performance of the FTSE 30-Year TIPS (Treasury Rate-Hedged) Index. The FTSE 30-Year TIPS (Treasury Rate-Hedged) Index tracks the performance of long positions in the most recently issued 30-year Treasury Inflation-Protected Securities ("TIPS") bond and duration-adjusted short positions in U.S. Treasury bonds of, in aggregate, approximate equivalent duration dollars to the TIPS. The FTSE 30-Year TIPS (Treasury Rate-Hedged) Index seeks to achieve an overall duration dollar amount of zero. The difference in yield (or spread) between these bonds (Treasury yield minus TIPS yield) is commonly referred to as a "breakeven rate of inflation" ("BEI") and is considered to be a measure of the market's expectations for inflation over the relevant period. The level of the FTSE 30-Year TIPS (Treasury Rate-Hedged) Index (and the Fund) will fluctuate based on changes in the value of the underlying bonds, which will likely not be the same on a percentage basis as changes in the BEI. The FTSE 30-Year TIPS (Treasury Rate-Hedged) Index is not designed to measure or predict the realized rate of inflation, nor does it seek to replicate the returns of any price index or measure of actual consumer price levels. Changes in the BEI are based on the TIPS and U.S. Treasury markets, interest rate and inflation expectations, and fiscal and monetary policy. There is no guarantee that these factors will combine to produce any particular directional changes in the FTSE 30-Year TIPS (Treasury Rate-Hedged) Index over time, or that the Fund will retain any appreciation in value over extended periods of time, or that the returns of the FTSE 30-Year TIPS (Treasury Rate-Hedged) Index or the Fund will track or outpace the realized rate of inflation, or any price index or measure of actual consumer price levels. It is possible that the returns of the FTSE 30-Year TIPS (Treasury Rate-Hedged) Index or the Fund will not correlate to (or may be the opposite of) the change in the realized rate of inflation, or any price index, or measure of actual consumer price levels. Furthermore, while the BEI provides exposure to inflation expectations, it may also be influenced by other factors, including premiums related to liquidity for certain bonds as well as premiums surrounding the uncertainty of future inflation. These other factors may impact the level of the FTSE 30-Year TIPS (Treasury Rate-Hedged) Index or the value of the Fund in unexpected ways and may cancel out or even reverse the impact of changes in inflation expectations. As a result, an investment in the Fund may not serve as an effective hedge against inflation.

•  Subsidiary Investment Risk

Changes in the laws of the United States and/or the Cayman Islands, under which the ProShares K-1 Free Crude Oil Strategy ETF and its Subsidiary are organized, respectively, could result in the inability of the Funds to operate as intended and could negatively affect the Funds and their shareholders. The Funds comply with the provisions of the 1940 Act governing investment policies, capital structure and leverage on an aggregate basis with their Subsidiaries.

•  Risks Associated with the Use of Crude Oil Futures Contracts

ProShares K-1 Free Crude Oil Strategy ETF obtains investment exposure through commodity futures and does not invest directly in physical commodities. ProShares K-1 Free Crude Oil Strategy ETF does not invest in nor seek exposure to the current "spot" or cash price of physical

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crude oil. Crude oil futures contracts typically perform very differently from, and commonly underperform, the spot price of crude oil due to current (and futures expectations of) factors such as storage costs, supply and demand and geopolitical risks. Investing in futures contracts may be considered aggressive and may expose the Fund to greater risks than investing directly in securities or other instruments. These risks include counterparty risk and liquidity risk (each as discussed below). Because futures contracts often require limited initial investment, the use of futures contracts also may expose the Fund to losses in excess of those amounts initially invested.

•  Commodity Market Risk

The value of Commodity Futures typically is based in great part upon the price movements of a physical commodity and the market's expectations for such moves in the future. The prices of Commodity Futures may fluctuate quickly and dramatically and may not correlate to price movements in other asset classes. Global events such as government interventions, treaties and trading, inter- or intrastate conflict, weather or other natural disasters, changes in supply or production, changes in activity of crude oil commodity producing companies, countries and/or organizations, and changes in speculators' and/or investor's demand can cause extreme levels of volatility. Furthermore, since commodities are generally denominated in USD, a strengthening US dollar can also cause significant declines in commodity prices. An active trading market may not exist for certain commodities. Each of these factors and events could have a significant negative impact on a Fund.

•  Rolling Futures Contract Risk

ProShares K-1 Free Crude Oil Strategy ETF (through its investment in the Subsidiary) has exposure to futures contracts and are subject to risks related to "rolling" of such contracts. A Fund does not intend to hold futures contracts through their expiration date, but instead intends to "roll" its futures positions. Rolling occurs when a Fund closes out of futures contracts as they near their expiration date and is replaced with contracts that have a later expiration date. When the market for these futures contracts is such that the prices are higher in the more distant delivery months than in the nearer delivery months, the sale during the course of the rolling process of the more nearby contract would take place at a price that is lower than the price of the more distant contract. This pattern of higher futures contract prices for longer expiration contracts is often referred to as "contango." Alternatively, when the market for futures contracts is such that the prices are higher in the nearer months than in the more distant months, the sale during the course of the rolling process of the more nearby contract would take place at a price that is higher than the price of the more distant contract. This pattern of higher futures prices for shorter expiration futures contracts is referred to as "backwardation." Extended periods of contango or backwardation have occurred in the past and can in the future cause significant losses for a Fund.

•  Risks Specific to the Crude Oil Markets

Several factors may affect the price of crude oil and, in turn, the WTI crude oil futures contracts and other assets, if any, owned by a Fund, including, but not limited to:

o  Significant increases or decreases in the available supply of crude oil due to natural or technological factors. Natural factors would include depletion of known cost-effective sources for crude oil or the impact of severe weather on the ability to produce or distribute crude oil. Technological factors would include increases in availability created by new or improved extraction, refining and processing equipment and methods or decreases caused by failure or unavailability of major refining and processing equipment (for example, shutting down or constructing oil refineries).

o  A significant change in the attitude of speculators and investors towards crude oil. Should the speculative community take a negative or positive view towards crude oil, it could cause a change in world prices of crude oil, which could have a corresponding positive or negative impact on the price of a Fund's shares.

o  Large purchases or sales of crude oil by the official sector. Governments and large institutions have large commodities holdings or may establish major commodities positions. For example, nations with centralized or nationalized oil production and organizations such as the Organization of Petroleum Exporting Countries control large physical quantities of crude oil. If one or more of these institutions decides to buy or sell crude oil in amounts large enough to cause a change in world prices, the price of a Fund's shares will be affected.

o  Political factors such as imposition of regulations or entry into trade treaties, as well as political disruptions caused by societal breakdown, insurrection and/or war may greatly influence crude oil supply and prices.

•  Exposure to Retailing Industry Risk

Retailing Industry Risk is the risk faced by companies in the retailing industry, including: changes in domestic and international economies, consumer confidence, disposable household income and spending, and consumer tastes and preferences; intense competition; changing demographics; marketing and public perception; dependence on third-party suppliers and distribution systems; intellectual property infringement; legislative or regulatory changes and increased government supervision; thin capitalization; dependence on a relatively few number of high volume sales days to achieve overall results; and dependence on outside financing, which may be difficult to obtain.

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•  Online Retail Companies Risk

Companies that operate in the online marketplace and retail segments are subject to fluctuating consumer demand. Unlike traditional brick and mortar retailers, online marketplaces and retailers must assume shipping costs or pass such costs to consumers. Consumer access to price information for the same or similar products may cause companies that operate in the online marketplace and retail segments to reduce profit margins in order to compete. Due to the nature of their business models, companies that operate in the online marketplace and retail segments may also be subject to heightened cybersecurity risk, including the risk of theft or damage to vital hardware, software and information systems. The loss or public dissemination of sensitive customer information or other proprietary data may negatively affect the financial performance of such companies to a greater extent than traditional brick and mortar retailers. As a result of such companies being web-based and the fact that they process, store, and transmit large amounts of data, including personal information, for their customers, failure to prevent or mitigate data loss or other security breaches, including breaches of vendors' technology and systems, could expose companies that operate in the online marketplace and retail segments or their customers to a risk of loss or misuse of such information, adversely affect their operating results, result in litigation or potential liability, and otherwise harm their businesses. Investing in Online Retailers may be attractive to investors who believe the trend of rising online sales will continue; however, there is no guarantee this trend will continue. Each of these factors could have a negative impact on the performance of the companies in the Index and the performance of the Fund.

•  Metaverse Companies Risk

The metaverse is a developing technology and is subject to risks associated with a developing technology which include, but are not limited to, small or limited markets for their securities, changes in business cycles, world economic growth, technological progress, rapid obsolescence, and government regulation. Companies in metaverse-related businesses, especially smaller, start-up companies, tend to be more volatile than securities of companies that do not rely heavily on technology. Rapid change to technologies that affect a company's products could have a material adverse effect on such company's operating results. These companies may rely on a combination of patents, copyrights, trademarks and trade secret laws to establish and protect their proprietary rights in their products and technologies. Such companies typically face intense competition and loss or impairment of intellectual property rights. There is no guarantee that the products or services produced by companies in metaverse related businesses will be successful.

•  Media and Entertainment Industry Risk

Media and entertainment companies within the Communication Services industry are impacted by the high costs of research and development of new content and services in an effort to stay relevant in a highly competitive industry. In addition, media and entertainment companies are challenged by the changing tastes, topical interests and discretionary income of their targeted consumers. With the advancement of streaming technology, sales of content through physical formats (such as DVD and Blu-ray) and traditional content delivery services (such as cable TV providers and satellite dish operators) are declining in popularity as consumers increasingly opt to purchase digital content that is customizable, less expensive and takes up less physical space. The media and entertainment industry is regulated and changes to rules regarding advertising and the content produced by media and entertainment companies can increase overall production and distribution costs.

•  Semiconductors and Semiconductor Equipment Industry Risk

The risks of investments in the industry include: intense competition, both domestically and internationally, including competition from subsidized foreign competitors with lower production costs; wide fluctuations in securities prices due to risks of rapid obsolescence of products; economic performance of the customers of semiconductor companies; their research costs and the risks that their products may not prove commercially successful; capital equipment expenditures that could be substantial and suffer from rapid obsolescence; and thin capitalization and limited product lines, markets, financial resources or personnel. The semiconductors sector may also be affected by risks that affect the broader technology sector, including: government regulation; dramatic and often unpredictable changes in growth rates and competition for qualified personnel; heavy dependence on patent and intellectual property rights, the loss or impairment of which may adversely affect profitability; and a small number of companies representing a large portion of the technology sector as a whole.

•  Software and Services Industry Risk

The risks of investments in the industry include: competitive pressures, such as aggressive pricing (including fixed-rate pricing), technological developments (including product-specific technological change), changing domestic demand, and the ability to attract and retain skilled employees; availability and price of components; dependence on intellectual property rights, and potential loss or impairment of those rights; research and development costs; rapid product obsolescence; cyclical market patterns; evolving industry standards; and frequent new product introductions requiring timely and successful introduction of new products and the ability to service such products. The software and services industry may also be affected by risks that affect the broader information technology industry.

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•  Battery Metals Investing Risk

Companies engaged in the battery metals mining industry are subject to the risks associated with mining activities. These risks include those related to changes in the price of battery metals, which may be the result of changing inflation expectations, currency fluctuations, speculation, and industrial, government and global consumer demand, among other factors. In addition, such companies may be particularly susceptible to disruptions in the supply chains and world events and economic conditions, including political risks of the countries where battery metals companies are located or do business. These companies may also face increased scrutiny from regulators and legislators considering the environmental impact of battery metal mining. Finally, mining companies often engage in significant amounts of spending on exploration and development of mineral deposits which may involve significant financial risks over longer periods of time.

•  Unrelated Business Lines Risk

Companies in the Index may have significant business lines that are unrelated to the index theme. These unrelated business lines may be a meaningful portion of a company's current business, in terms of profit or revenue, for example, than the portion represented by the Index theme. Consequently, these unrelated business lines may have a significant impact on the performance of the company, the Index and the Fund. In particular, these unrelated business lines may cause the Fund to underperform investments that do not have exposure to unrelated business lines. For example, if an unrelated business line of a company underperforms its battery metals related business line, it may negatively affect the performance of the company, the Index and the Fund.

•  Natural Disaster/Epidemic Risk

Natural or environmental disasters, such as earthquakes, fires, floods, hurricanes, tsunamis and other severe weather-related phenomena generally, and widespread disease, including pandemics and epidemics (for example, the novel coronavirus COVID-19), have been and can be highly disruptive to economies and markets and have recently led, and may continue to lead, to increased market volatility and significant market losses. Such natural disaster and health crises could exacerbate political, social, and economic risks, and result in significant breakdowns, delays, shutdowns, social isolation, and other disruptions to important global, local and regional supply chains affected, with potential corresponding results on the operating performance of the Funds and their investments. A climate of uncertainty and panic, including the contagion of infectious viruses or diseases, may adversely affect global, regional, and local economies and reduce the availability of potential investment opportunities, and increases the difficulty of performing due diligence and modeling market conditions, potentially reducing the accuracy of financial projections. Under these circumstances, the Fund may have difficulty achieving its investment objectives which may adversely impact Fund performance. Further, such events can be highly disruptive to economies and markets, significantly disrupt the operations of individual companies (including, but not limited to, the Fund's investment advisor, third party service providers and counterparties), sectors, industries, markets, securities and commodity exchanges, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of the Funds' investments. These factors can cause substantial market volatility, exchange trading suspensions and closures, changes in the availability of and the margin requirements for certain instruments, and can impact the ability of the Fund to complete redemptions and otherwise affect Fund performance and Fund trading in the secondary market. A widespread crisis would also affect the global economy in ways that cannot necessarily be foreseen. How long such events will last and whether they will continue or recur cannot be predicted. Impacts from these could have a significant impact on a Fund's performance, resulting in losses to your investment.

•  Risk of Public Health Disruptions

The onset of the novel coronavirus (COVID-19) has caused significant shocks to global financial markets and economies, with many governments taking extreme actions to slow and contain the spread of COVID-19 (including any variants). These actions have had, and likely will continue to have, a severe economic impact on global economies as economic activity in some instances has essentially ceased. The global economic shocks being experienced as of the date hereof may cause the underlying assumptions and expectations of the Fund's to quickly become outdated or inaccurate, resulting in significant losses. Additionally, other public health issues, war, military conflicts, sanctions, acts of terrorism, sustained elevated inflation, supply chain issues or other events could have a significant negative impact on global financial markets and economies. Russia's recent military incursions in Ukraine have led to and may lead to additional sanctions being levied by the United States, European Union and other countries against Russia. Russia's military incursion and the resulting sanctions could adversely affect global energy and financial markets and thus could affect the value of the Fund's investments, even beyond any direct exposure the Fund's may have to the region or to adjoining geographic regions. The extent and duration of the military action, sanctions and resulting market disruptions are impossible to predict, but could have a severe adverse effect on the region, including significant negative impacts on the economy and the markets for certain securities and commodities, such as oil and natural gas. How long such tensions and related events will last cannot be predicted. These tensions and any related events could have significant impact on the Fund's performance and the value of an investment in the Funds.

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•  Risks of Government Regulation

The Financial Industry Regulatory Authority ("FINRA") issued a notice on March 8, 2022 seeking comment on measures that could prevent or restrict investors from buying a broad range of public securities designated as "complex products" — which could include the leveraged and inverse funds offered by ProShare Advisors. The ultimate impact, if any, of these measures remains unclear. However, if regulations are adopted, they could, among other things, prevent or restrict investors' ability to buy the funds.

15. Indemnifications

Under the Trust's organizational documents, its officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business the Trust enters into contracts that contain a variety of general indemnifications. The Trust's maximum exposure under these arrangements cannot be known; however, the Trust expects risk of significant loss to be remote.

16. Subsequent Events

Subsequent events occurring after the date of this report have been evaluated for potential impact, for purposes of recognition or disclosure in the financial statements, through the date the report was issued.
PROSHARES TRUST NOTES TO FINANCIAL STATEMENTS :: MAY 31, 2023 :: 173

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of ProShares Trust and Shareholders of each of the thirty-eight funds listed below

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of portfolio investments (or summary schedules of portfolio investments for the Funds indicated with an asterisk below), of each of the funds listed below (thirty-eight of the funds constituting ProShares Trust, hereafter collectively referred to as the "Funds") as of May 31, 2023, the related statements of operations and of changes in net assets for each of the periods listed below, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of May 31, 2023, the results of each of their operations and the changes in each of their net assets for each of the periods listed below, and each of the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America.

Big Data Refiners ETF (b)

Decline of the Retail Store ETF (a)

DJ Brookfield Global Infrastructure ETF (a)

Equities for Rising Rates ETF (a)

Global Listed Private Equity ETF (a)

Hedge Replication ETF* (a)

High Yield-Interest Rate Hedged (a)

Inflation Expectations ETF (a)

Investment Grade — Interest Rate Hedged (a)

K-1 Free Crude Oil Strategy ETF (a)

Large Cap Core Plus* (a)

Long Online/Short Stores ETF (a)

Merger ETF (a)

Metaverse ETF (c)

MSCI EAFE Dividend Growers ETF (a)

MSCI Emerging Markets Dividend Growers ETF (a)

MSCI Europe Dividend Growers ETF (a)

MSCI Transformational Changes ETF (a)

Nanotechnology ETF (d)

Nasdaq-100 Dorsey Wright Momentum ETF (a)

On-Demand ETF (d)

Online Retail ETF (a)

Pet Care ETF (a)

Russell 2000 Dividend Growers ETF (a)

Russell U.S. Dividend Growers ETF (a)

S&P 500® Bond ETF (a)

S&P 500® Dividend Aristocrats ETF (a)

S&P 500® Ex-Energy ETF* (a)

S&P 500® Ex-Financials ETF* (a)

S&P 500® Ex-Health Care ETF* (a)

S&P 500® Ex-Technology ETF* (a)

S&P Global Core Battery Metals ETF (e)

S&P Kensho Cleantech ETF (b)

S&P Kensho Smart Factories ETF (b)

S&P MidCap 400® Dividend Aristocrats ETF (a)

S&P Technology Dividend Aristocrats ETF (a)

Smart Materials ETF (d)

Supply Chain Logistics ETF (f)

(a)  Statement of operations for the year ended May 31, 2023 and statement of changes in net assets for each of the two years in the period ended May 31, 2023.

(b)  Statement of operations for the year ended May 31, 2023, and statement of changes in net assets for the year ended May 31, 2023 and for the period September 29, 2021 (commencement of investment operations) through May 31, 2022.

(c)  Statement of operations for the year ended May 31, 2023, and statement of changes in net assets for the year ended May 31, 2023 and for the period March 15, 2022 (commencement of investment operations) through May 31, 2022.

(d)  Statement of operations for the year ended May 31, 2023, and statement of changes in net assets for the year ended May 31, 2023 and for the period October 26, 2021 (commencement of investment operations) through May 31, 2022.

(e)  Statement of operations and statement of changes in net assets for the period November 29, 2022 (commencement of investment operations) through May 31, 2023.

(f)  Statement of operations for the year ended May 31, 2023, and statement of changes in net assets for the year ended May 31, 2023 and for the period April 6, 2022 (commencement of investment operations) through May 31, 2022.

Basis for Opinions

These financial statements are the responsibility of the Funds' management. Our responsibility is to express an opinion on the Funds' financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of May 31, 2023 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/ PricewaterhouseCoopers LLP

Baltimore, Maryland
July 27, 2023

We have served as the auditor of one or more investment companies in ProFunds and ProShares Trust group since 1997.

174 :: REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM PROSHARES TRUST

Federal Tax Information

Under the Jobs and Growth Tax Relief Reconciliation Act of 2003 (the "Act"), the percentages of ordinary dividends paid during the tax year ended October 31, 2022 are designated as "qualified dividend income" (QDI), as defined in the Act, subject to reduced tax rates in 2022. The Funds also qualify for the dividends received deduction (DRD) for corporate shareholders. The Funds designated up to the maximum amount of qualified interest income (QII) from ordinary distributions paid during the tax year ended October 31, 2022.

Pursuant to Section 853 of the Internal Revenue Code, the Funds may elect to pass through to shareholders the income tax credit for taxes paid to foreign countries. In addition, these funds have derived net income from foreign countries. For the tax year ended October 31, 2022, the following funds had foreign tax credit and foreign source income:

	Foreign Tax Credit	Foreign Source Income
MSCI EAFE Dividend Growers ETF	$231,875	$2,124,902
MSCI Emerging Markets Dividend Growers ETF	126,606	483,421
MSCI Europe Dividend Growers ETF	34,421	252,776
Supply Chain Logistics ETF	6,840	46,686

Funds with Short-Term Capital Gain Designation

For the tax year ended October 31, 2022, the Trust does not have any ordinary distributions paid during the Trust's tax year that are from qualified short-term capital gain. The funds designate up to the maximum amount of Qualified Short-Term Gains.

Funds with Equalization

For the tax year ended October 31, 2022, the following Fund utilized equalization to offset long-term capital gains with the amounts stated below:

Fund	Long-Term
S&P MidCap 400® Dividend Aristocrats ETF	$6,510,254

Proxy Voting Information

A description of the Trust's (1) proxy voting policies, (2) proxy voting procedures and (3) information regarding how the Trust voted any proxies related to portfolio securities for the prior twelve-month period ended June 30, is available by August 31 of each year, without charge, upon request by contacting the Fund directly at 1-866-PRO-5125 or on the Securities and Exchange Commission ("SEC") Website (http://www.sec.gov).

Quarterly Portfolio Holdings Information

The Funds will file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT (Form N-Q for filings prior to March 1, 2019). The Funds' Form N-PORT will be available on the SEC's Website at http://www.sec.gov. The Funds' Form N-PORT may also be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Premium/Discount Information

Information about the differences between the daily market price on the secondary markets for shares of a Fund and the Fund's net asset value may be found on the website at www.ProShares.com

PROSHARES TRUST MISC. INFORMATION (UNAUDITED) :: 175

Name, Address and Birth Date	Position(s) Held with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios* in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Independent Trustees
William D. Fertig c/o ProFunds 7272 Wisconsin Avenue, 21st Floor Bethesda, MD 20814 Birth Date: 9/56	Trustee	Indefinite; June 2011 to present	Context Capital Management (Alternative Asset Management): Chief Investment Officer (September 2002 to present)	ProShares (121) ProFunds (116)	Context Capital
Russell S. Reynolds, III c/o ProFunds 7272 Wisconsin Avenue, 21st Floor Bethesda, MD 20814 Birth Date: 7/57	Trustee	Indefinite; November 2005 to present	RSR Partners and predecessor company (Retained Executive Recruitment and Corporate Governance Consulting): Managing Director (February 1993 to present)	ProShares (121) ProFunds (116)	RSR Partners, Inc.
Michael C. Wachs c/o ProFunds 7272 Wisconsin Avenue, 21st Floor Bethesda, MD 20814 Birth Date: 10/61	Trustee	Indefinite; November 2005 to present	Linden Lane Capital Partners LLC (Real Estate Investment and Development): Managing Principal (2010 to present)	ProShares (121) ProFunds (116)	NAIOP (the Commercial Real Estate Development Association)
Interested Trustee and Chairman of the Board
Michael L. Sapir** 7272 Wisconsin Avenue, 21st Floor Bethesda, MD 20814 Birth Date: 5/58	Trustee and Chairman	Indefinite; 2002 to present	Chairman and Chief Executive Officer of the ProShare Advisors (November 2005 to present); ProFund Advisors LLC (April 1997 to present); and ProShare Capital Management LLC (August 2008 to present)	ProShares (121) ProFunds (116)

*  Represents number of operational portfolios in Fund complex overseen by Trustee.

**  Mr. Sapir is an "interested person," as defined by the 1940 Act, because of his ownership interest in ProShare Advisors.

The Statement of Additional Information ("SAI") includes additional information about the Trust's Trustees and is available, without charge, upon request by contacting the Fund directly at 1-866-PRO-5125.

176 :: TRUSTEES AND EXECUTIVE OFFICERS OF PROSHARES TRUST (UNAUDITED) PROSHARES TRUST

Name, Address and Birth Date	Position(s) Held with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
Officers
Todd B. Johnson 7272 Wisconsin Avenue, 21st Floor Bethesda, MD 20814 Birth Date: 1/64	President	Indefinite; January 2014 to present	Chief Investment Officer of the Proshare Advisors (December 2008 to present); ProFund Advisors LLC (December 2008 to present); and ProShare Capital Management LLC (February 2009 to present)
Maria Clem Sell 3 Canal Plaza, Suite 100 Portland, ME 04101 Birth Date: 2/78	Treasurer	Indefinite; June 2022 to present	Senior Principal Consultant, Principal Financial Officer Group, ACA Group (2021 to present); Director, Fund Administration and Reporting, Franklin Templeton (2014 to 2021)
Victor M. Frye, Esq. 7272 Wisconsin Avenue, 21st Floor Bethesda, MD 20814 Birth Date: 10/58	Chief Compliance Officer and AML Officer	Indefinite; November 2005 to present

Counsel and Chief Compliance Officer of the ProShare Advisors (December 2004 to present) and ProFund Advisors LLC (October 2002 to present); Secretary of ProFunds Distributors, Inc. (April 2008 to present)

Richard F. Morris 7272 Wisconsin Avenue, 21st Floor Bethesda, MD 20814 Birth Date: 8/67	Chief Legal Officer and Secretary	Indefinite; December 2015 to present

General Counsel of ProShare Advisors; ProFund Advisors LLC; and ProShare Capital Management LLC (December 2015 to present); Chief Legal Officer of ProFunds Distributors, Inc. (December 2015 to present)

PROSHARES TRUST TRUSTEES AND EXECUTIVE OFFICERS OF PROSHARES TRUST (UNAUDITED) :: 177

ProShares Trust

7272 Wisconsin Avenue, 21st Floor, Bethesda, MD 20814

866.PRO.5125 866.776.5125

ProShares.com

This report is submitted for the general information of the shareholders of ProShares. It is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus. To obtain the most recent month end performance information for each ETF, visit ProShares.com.

"S&P Merger Arbitrage", "S&P 500® Dividend Aristocrats®", "S&P Global Core Battery Metals Index", "S&P Strategic Futures Index", "S&P MidCap 400® Dividend Aristocrats®", "S&P Technology Dividend Aristocrats®", certain "S&P Select Industry Indices", "S&P 500® Ex-Energy Index", "S&P 500® Ex-Financials & Real Estate Index", "S&P 500® Ex-Health Care Index", "S&P 500® Ex-Information Technology Index" and "Dow Jones Brookfield Global Infrastructure Composite Index" are products of S&P Dow Jones Indices LLC and its affiliates. The "Russell 2000® Dividend Growth Index" and "Russell 3000® Dividend Elite Index" are a trademark of Russell Investment Group. "MSCI EAFE Dividend Masters Index", "MSCI Europe Dividend Masters Index" and "MSCI Emerging Markets Dividend Masters Index" are service marks of MSCI. "Credit Suisse 130/30 Large Cap IndexTM" is a trademark of Credit Suisse Securities (USA) LLC or one of its affiliates. "Merrill Lynch Factor Model — Exchange Series", "Merrill Lynch Factor Model®" and "Merrill Lynch InternationalTM" are intellectual property of Merrill Lynch, Pierce, Fenner & Smith IncorporatedTM or its affiliates ("BofAML"). "Solactive®" is a trademark of Solactive AG, "CITI" is a trademark and service mark of Citigroup Inc. or its affiliates, and is used and registered throughout the world. "LPX® Direct Listed Private Equity Index" and "LPX®" are registered trademarks of LPX GmbH. "Bloomberg®", "Bloomberg Commodity IndexSM" and the names identifying each of the individual Bloomberg Commodity Subindexes are trademarks or service marks of Bloomberg Finance L.P. and its affiliates (collectively, "Bloomberg"). "FTSE Developed Europe All Cap Index" is a trademark of the FTSE International Limited ("FTSE"). All have been licensed for use by ProShares. "FTSE®" is a trademark of the London Stock Exchange plc and The Financial Times Limited and is used by FTSE International Limited ("FTSE") under license. ProShares have not been passed on by these entities or their subsidiaries or affiliates as to their legality or suitability. ProShares are not sponsored, endorsed, sold or promoted by these entities or their subsidiaries or affiliates, and they make no representation regarding the advisability of investing in ProShares. THESE ENTITIES AND THEIR SUBSIDIARIES AND AFFILIATES MAKE NO WARRANTIES AND BEAR NO LIABILITY WITH RESPECT TO PROSHARES.

© 2023 ProShare Advisors LLC. All rights reserved.   PSSAN0523

ANNUAL REPORT

MAY 31, 2023

Short 7-10 Year Treasury  TBX

Short 20+ Year Treasury  TBF

Short Dow30SM  DOG

Short Financials  SEF

Short FTSE China 50  YXI

Short High Yield  SJB

Short MidCap400  MYY

Short MSCI EAFE  EFZ

Short MSCI Emerging Markets  EUM

Short QQQ  PSQ

Short Real Estate  REK

Short Russell2000  RWM

Short S&P500®  SH

Short SmallCap600  SBB

Ultra 7-10 Year Treasury  UST

Ultra 20+ Year Treasury  UBT

Ultra Communication Services  LTL

Ultra Consumer Discretionary  UCC

Ultra Consumer Staples  UGE

Ultra Dow30SM  DDM

Ultra Energy  DIG

Ultra Financials  UYG

Ultra FTSE China 50  XPP

Ultra FTSE Europe  UPV

Ultra Health Care  RXL

Ultra High Yield  UJB

Ultra Industrials  UXI

Ultra Materials  UYM

Ultra MidCap400  MVV

Ultra MSCI Brazil Capped  UBR

Ultra MSCI EAFE  EFO

Ultra MSCI Emerging Markets  EET

Ultra MSCI Japan  EZJ

Ultra Nasdaq Biotechnology  BIB

Ultra Nasdaq Cloud Computing  SKYU

Ultra Nasdaq Cybersecurity  UCYB

Ultra QQQ  QLD

Ultra Real Estate  URE

Ultra Russell2000  UWM

Ultra S&P500®  SSO

Ultra Semiconductors  USD

Ultra SmallCap600  SAA

Ultra Technology  ROM

Ultra Utilities  UPW

UltraPro Dow30SM  UDOW

UltraPro MidCap400  UMDD

UltraPro QQQ  TQQQ

UltraPro Russell2000  URTY

UltraPro S&P500®  UPRO

UltraPro Short 20+ Year Treasury  TTT

UltraPro Short Dow30SM  SDOW

UltraPro Short MidCap400  SMDD

UltraPro Short QQQ  SQQQ

UltraPro Short Russell2000  SRTY

UltraPro Short S&P500®  SPXU

UltraShort 7-10 Year Treasury  PST

UltraShort 20+ Year Treasury  TBT

UltraShort Consumer Discretionary  SCC

UltraShort Consumer Staples  SZK

UltraShort Dow30SM  DXD

UltraShort Energy  DUG

UltraShort Financials  SKF

UltraShort FTSE China 50  FXP

UltraShort FTSE Europe  EPV

UltraShort Health Care  RXD

UltraShort Industrials  SIJ

UltraShort Materials  SMN

UltraShort MidCap400  MZZ

UltraShort MSCI Brazil Capped  BZQ

UltraShort MSCI EAFE  EFU

UltraShort MSCI Emerging Markets  EEV

UltraShort MSCI Japan  EWV

UltraShort Nasdaq Biotechnology  BIS

UltraShort QQQ  QID

UltraShort Real Estate  SRS

UltraShort Russell2000  TWM

UltraShort S&P500®  SDS

UltraShort Semiconductors  SSG

UltraShort SmallCap600  SDD

UltraShort Technology  REW

UltraShort Utilities  SDP

PROSHARES TRUST  Distributor: SEI Investments Distribution Co.

I	Shareholder Letter
II	Management Discussion of Fund Performance
LXXXVII	Expense Examples
1	Schedule of Portfolio Investments
167	Statements of Assets and Liabilities
182	Statements of Operations
197	Statements of Changes in Net Assets
225	Financial Highlights
254	Notes to Financial Statements
286	Report of Independent Registered Public Accounting Firm
288	Miscellaneous Information
289	Trustees and Executive Officers of ProShares Trust

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DEAR SHAREHOLDER:

Even though sentiments seem to have become more positive over the past 12 months, lingering concerns about inflation and other market headwinds are still causing uncertainty. ProShares is committed to helping you, our investors, meet these challenging times by providing an innovative array of products and services designed to help you meet your objectives under a range of conditions. Following is the ProShares Trust Annual Report for the 12 months ended May 31, 2023.

Global Interest Rates Increase as Policymakers Fight Inflation

Concerns about persistently high inflation and the possibility of recession have dominated economic policymaking over the past 12 months. In the United States, the Federal Reserve continued to tighten monetary policy throughout the period, raising its short-term rate to a target range of between 5% and 5.25%. In fact, through the end of 2022, the Fed hiked rates at the fastest pace since the 1980s, which pushed borrowing costs to their highest levels since 2008. The Fed finally began to moderate the pace of its rate hikes in February 2023 and in May indicated that it will pause hikes heading into the summer. It did not, however, go so far as to suggest easing is imminent.

The picture was similar outside the United States. The European Central Bank (ECB), the Bank of England, and other central banks raised interest rates over the period, with ECB President Christine Lagarde commenting that rates would need to remain "sustainably high" in order to win the fight against inflation. The Bank of Japan, which continued to hold its short-term rate at -0.1%, was the lone exception in the developed world.

A Tale of Two Markets: Volatility, Then Recovery

In terms of market performance, the period can be roughly divided into halves. Through the end of 2022, most asset classes and financial markets experienced volatility. As inflation began to moderate in 2023 and investors anticipated that the Fed's rate hike campaign could be winding down, a number of markets demonstrated strong performance. In the U.S., the large-cap S&P 500® rose 2.9%, and the Dow® rose 2.0% for the period. The tech- and growth-stock-heavy Nasdaq-100 Index® posted even greater returns amid the Fed's slowdown rate hikes, gaining 13.8%. Midsize and smaller company stocks were more vulnerable to the Fed's interest rate actions and posted weaker results in 2023: The S&P MidCap 400® lost 2.6% over the period, and the small-cap Russell 2000 Index® dropped 4.7%. Eight of the Dow Jones U.S. Industry Index sectors fell, with the weakest performers being telecom (-19.7%), real estate (-14.3%), and basic materials (-10.4%). The three positive-performing sectors were technology (18.9%), consumer services (3.0%), and industrials (0.9%).

International equity markets also posted mixed results for the period. The MSCI EAFE Index®, which tracks developed markets outside North America, rose 3.1%, while the MSCI Emerging Markets

Index fell by 8.5%. The FTSE China 50 Index® dropped by 16.7% as Chinese equities struggled with the transition out of COVID-19 lockdowns. The MSCI Europe Index® rose 4.7%.

Bonds were down or flat over the full 12 months. In the first half of the period, they extended declines from earlier in 2022 as inflation and central bank tightening continued to override many investors' "flight-to-quality" instincts during times of uncertainty. They did, however, recoup some of those losses in early 2023. The Bloomberg Barclays U.S. Aggregate Bond Index dropped 2.1%, and the Ryan Labs Treasury 30-Year and 10-Year Indexes lost 10.8% and 3.2%, respectively. Investment-grade corporate bonds, as measured by the Markit iBoxx $ Liquid Investment Grade Index, declined 2.1%, while their high-yield peers lost 0.7%.

U.S. Economy Shows Signs of Resilience

Despite a number of economic and political headwinds, the U.S. economy demonstrated resilience over the past 12 months. U.S. real GDP increased 2.6% in the fourth quarter of 2022 and 1.3% in the first quarter of 2023, defying fears of an anticipated recession. While unemployment ticked up slightly to 3.7% in May 2023, the U.S. unemployment rate remains low. The Bloomberg Dollar Spot Index rose 1.6% over the full period.

Investors Find Opportunities Amid Complex Markets

As markets responded to an array of challenges over the past 12 months — including geopolitical conflict, banking sector instability, and political uncertainty regarding the debt ceiling — ProShares investors found pockets of opportunity in the tactical deployment of our leveraged and inverse ETFs. Both broad and sector equities, as well as Treasury and corporate bonds, provided potential gains amid the period's heightened market volatility. Investors also used inverse funds to help hedge their portfolios against market declines, especially given the volatility during the period. Net flows into ProShares increased by 6.2% overall during the reporting period.

During uncertain times, many investors turn to ProShares ETFs for a breadth of investment choices across diverse market segments, enabling them to adapt their investments to their latest market views. We thank you for the trust and confidence you have placed in us by choosing ProShares, and we appreciate the opportunity to continue serving your investment needs.

Sincerely,

Michael L. Sapir
Chairman of the Board of Trustees

PROSHARES.COM :: I

MANAGEMENT DISCUSSION
OF FUND PERFORMANCE

II :: MAY 31, 2023 :: MANAGEMENT DISCUSSION OF FUND PERFORMANCE PROSHARES TRUST

Investment Strategies and Techniques — Geared Funds:

Eighty one (81) ProShares Geared exchange-traded funds ("ETFs") were in existence for the entire period covered by this annual report (each ProShares Geared ETF, a "Fund" and, collectively, the "Funds").

Each Fund seeks daily investment results, before fees and expenses, that correspond to the performance of a daily benchmark such as the multiple (i.e., 3x or 2x), the inverse (-1x) or an inverse multiple (i.e., -3x or -2x) of an underlying index for a single day, not for any other period. This means the Funds seek investment results for a single day only, as measured from the time a Fund calculates its net asset value ("NAV") to the time of the Fund's next NAV calculation, not for longer periods. The return of a Fund for a period longer than a single day will be the result of each day's returns compounded over the period, which will very likely differ from the Fund's stated leveraged, inverse, or inverse leveraged multiple times the return of the Fund's index for that period. During periods of higher market volatility, the volatility of a Fund's index may affect the Fund's return as much as or more than the return of the index.

ProShare Advisors LLC ("PSA"), the Funds' investment adviser, uses a passive approach in seeking to achieve the investment objective of each Fund. Using this approach, PSA determines the type, quantity and mix of investment positions that a Fund should hold to approximate the daily performance of its index.

When managing the Funds, PSA does not invest the assets of the Funds in securities or financial instruments based on its view of the investment merit of a particular security, instrument, or company. In addition, PSA does not conduct conventional investment research or analysis, forecast market movements, trends or market conditions, or take defensive positions in managing assets of the Funds.

The Funds make significant use of investment techniques that may be considered aggressive, including the use of swap agreements, futures contracts, and similar instruments (collectively, "derivatives"). Funds using derivatives are exposed to risks different from, or possibly greater than, the risks associated with investing directly in securities, including one or more of the following: counterparty risk (i.e., the risk that a counterparty is unable or unwilling to make timely payments to meet its contractual obligations) on the amount a Fund expects to receive from a derivatives counterparty, liquidity risk (i.e., the risk that a Fund might not be able to acquire or dispose of certain holdings quickly or at prices that represent true market value in the judgment of PSA), and increased correlation risk (i.e., the risk that a Fund may not be able to achieve a high degree of correlation with its index or a multiple or inverse thereof). If a counterparty becomes bankrupt, or fails to perform its obligations, the value of an investment in a Fund may decline. With respect to swaps and forward contracts, the Funds seek to mitigate counterparty risk by generally requiring derivatives counterparties to post collateral for the benefit of each Fund, marked to market daily, in an amount approximately equal to the amount the counterparty owes the Fund, subject to certain minimum thresholds.

The Funds primarily enter into derivatives with counterparties that are major global financial institutions. Any costs associated with using derivatives will have the effect of lowering a Fund's return.

Factors that Materially Affected the Performance of Each Fund during the Year Ended May 31, 20231:

Primary factors affecting Fund performance, before fees and expenses, include the following: the total return of the securities and derivatives (if any) held by a Fund, including the performance of the reference assets to which any derivatives are linked, financing rates paid or earned by a Fund associated with cash and, in certain cases, derivative positions; stock dividends, premiums and bond yields paid or earned by a Fund (including those included in the total return of derivatives contracts); the types of derivative contracts (if any) used by a Fund and their correlation to the relevant index or asset fees, expenses, and transaction costs; the volatility of a Fund's index (and its impact on compounding); and other miscellaneous factors.

•  Index Performance: The performance of each Fund's index and, in turn, the factors and market conditions affecting that index are principal factors driving Fund performance.2

•  Compounding of Daily Returns and Volatility: Each Fund seeks daily investment results, before fees and expenses, that correspond to the performance of a daily benchmark such as the multiple (i.e., 3x or 2x), the inverse (-1x) or an inverse multiple (i.e., -3x or -2x) of its underlying index for a single day only, not for any other period. For longer periods, performance may be greater than or less than a Fund's one-day multiple times the index performance over the period, before fees and expenses. This is due to the effects of compounding, which exists in all investments, but has a more significant impact on geared funds. In general, during periods of higher index volatility, compounding will cause Fund performance for periods longer than a single day to be more or less than the multiple of the return of the index. This effect becomes more pronounced as volatility increases. Conversely, in periods of lower index volatility (particularly when combined with higher index returns), Fund returns over longer periods can be higher than the multiple of the return of the index. Actual results for a particular period, before fees and expenses, are also dependent on the following factors: a) period of time; b) financing rates associated with derivatives; c) other Fund expenses; d) dividends and interest paid with respect to the securities in the index, e) the index's volatility; and f) the index's performance. Longer holding periods, higher index volatility, inverse exposure and/or greater leverage each exacerbates the impact of compounding on a Fund's performance. During periods of higher index volatility, the volatility of an index may affect a Fund's return as much as or more than the return of its index. Daily volatility for the U.S. equity markets increased from a year ago. The volatility for the S&P 500 for the year ended May 31, 2023, was 20.93%, which increased from the prior year's volatility of 18.10%. The volatility of each index utilized by a Fund is shown below.

1  Past performance is not a guarantee of future results.

2  Indexes do not actually hold a portfolio of securities and/or financial instruments. Indexes do not incur fees, expenses and transaction costs. Fees, expenses and transaction costs incurred by the Funds negatively impact the performance of the Funds relative to their respective indexes. Performance of each Fund will generally differ from the performance of the Fund's index.

PROSHARES TRUST MANAGEMENT DISCUSSION OF FUND PERFORMANCE :: MAY 31, 2023 :: III

Underlying Index	One Year Index Volatility
ICE U.S. Treasury 20+ Year Bond Index	19.47%
Markit iBoxx® $ Liquid High Yield Index	8.72%
Russell 2000® Index	24.87%
Dow Jones Industrial AverageSM (DJIA) Index	17.51%
S&P Energy Select Sector	32.99%
S&P Financial Select Sector	22.76%
S&P Industrial Select Sector	20.63%
S&P MidCap 400® Index	23.04%
MSCI EAFE Index	17.08%
MSCI Emerging Markets Index	16.46%
NASDAQ Biotechnology® Index	23.97%
NASDAQ CTA Cybersecurity IndexSM	26.58%
S&P SmallCap 600® Index	23.71%
ICE U.S. Treasury 7-10 Year Bond Index	10.48%
S&P Consumer Discretionary Select Sector	28.59%
S&P Consumer Staples Select Sector	14.73%
FTSE China 50 Index	34.22%
FTSE Developed Europe All-Cap Index	21.38%
S&P Health Care Select Sector	16.57%
S&P Materials Select Sector	23.53%
MSCI Brazil 25/50 Index	31.66%
MSCI Japan Index	18.92%
S&P Real Estate Select Sector	24.77%
S&P 500® Index	20.93%
Dow Jones U.S. SemiconductorsSM Index	39.87%
S&P Technology Select Sector	28.32%
S&P Utilities Select Sector	21.66%
ISE Cloud Computing Total Return Index	38.21%
NASDAQ-100® Index	27.34%
S&P Communication Services Select Sector Index	28.14%

•  Financing Rates Associated with Derivatives: The performance of each Fund was impacted by the related financing costs. Financial instruments such as futures contracts carry implied financing costs. Swap financing rates are negotiated between the Funds and their counterparties, and are set at the Fed Funds rate ("FEDL01") plus or minus a negotiated spread. The Fed Funds rate appreciated from 0.83% to 5.08% during the fiscal year. Each Fund with long exposure via derivatives was generally negatively affected by financing rates. Conversely, most Funds with short/inverse derivative exposure generally benefited from financing rates. However, in low interest rate environments, FEDL01 adjusted by the spread may actually result in a Fund with short/inverse exposure also being negatively affected by financing rates.

•  Stock Dividends and Bond Yields: The performance of Funds that provide long or leveraged long exposure was positively impacted by capturing the dividend, premium or income yield of the underlying assets to which they have exposure. The performance of Funds that provide inverse or leveraged inverse exposure was negatively impacted by virtue of effectively having to pay out the dividend, premium or income yield (or a multiple thereof, as applicable) associated with the assets to which they have short exposure.

•  Fees, Expenses, and Transaction Costs: Fees and expenses are listed in the financial statements of each Fund and may generally be higher, and thus have a more negative impact on Fund performance compared to many traditional index-based funds. Daily repositioning of each Fund's portfolio to maintain exposure consistent with its investment objective, high levels of shareholder creation and redemption activity, and use of leverage may lead to commensurate increases in portfolio transactions and transaction costs, which negatively impact the daily NAV of each Fund. Transaction costs are not reflected in the Funds' expense ratio. Transaction costs are generally higher for Funds whose indexes are more volatile, that seek to return a larger daily multiple of its index's return, that seek to return an inverse or inverse multiple of its index's return, that invest in foreign securities, and for Funds that hold or have exposure to assets that are comparatively less liquid than assets held by other Funds.

•  Miscellaneous Factors: Each Fund holds a mix of securities and/or derivatives that is designed to provide returns that seek to achieve its investment objective. Certain Funds may obtain exposure to only a representative sample of the securities of their index and may not have investment exposure to all securities of the index or may have weightings that are different from that of its index. Certain Funds may also obtain exposure to securities not contained in their respective index or in financial instruments, with the intent of obtaining exposure with aggregate characteristics similar to those of the inverse or a multiple of the Index.

IV :: MAY 31, 2023 :: Management Discussion of Fund Performance PROSHARES TRUST

In addition, certain Funds invested in swap agreements that were based on ETFs that are designed to track the performance of the Fund's index rather than swap agreements that were based on the Fund's index. Because the closing price of an ETF may not perfectly track the performance of its index, there are deviations between the return of a swap whose reference asset is an ETF and the return of a swap based directly on the Fund's index. Thus, the performance of a Fund investing significantly in swap agreements based on an ETF may correlate less with its index than a Fund investing in swap agreements based directly on the Fund's index.

PROSHARES TRUST MANAGEMENT DISCUSSION OF FUND PERFORMANCE :: MAY 31, 2023 :: V

ProShares Short 7-10 Year Treasury (the "Fund") seeks daily investment results, before fees and expenses, that correspond to the inverse (–1x) of the daily performance of the ICE U.S. Treasury 7-10 Year Bond Index (the "Index"). The Fund does not seek to achieve its stated investment objective over a period of time greater than a single day. The Fund seeks investment results for a single day only, as measured from one net asset value ("NAV") calculation to the next, not for any other period. The return of the Fund for longer periods will be the result of its return for each day compounded over the period. The Fund's returns for periods longer than a single day will very likely differ in amount, and possibly even direction, from the Fund's stated multiple times the return of the Fund's Index for the same period. For the year ended May 31, 2023, the Fund had a total return of 6.97%1. For the same period, the Index had a total return of –2.91%2 with a volatility of 10.48%. For the period, the Fund had an average daily volume of 156,974 shares and an average daily statistical correlation of over 0.99 the inverse of the return of the Index.3

The Fund invests in financial instruments that ProShare Advisors LLC (the "Advisor") believes, in combination, should produce daily returns consistent with the Fund's investment objective. The Index is constructed and maintained by ICE Data Indices, LLC. The Index includes publicly-issued U.S. Treasury securities with minimum term to maturity greater than seven years and less than or equal to ten years and have $300 million or more of outstanding face value, excluding amounts held by the Federal Reserve. In addition, the securities in the Underlying Index must be denominated in U.S. dollars and pay a fixed-rate; zero-coupon securities are ineligible for the Index. Excluded from the Underlying Index are inflation-linked securities, Treasury bills, cash management bills, and any government agency debt issued with or without a government guarantee. The Underlying Index is market value weighted, and the securities in the Underlying Index are updated on the last business day of each month.

During the year ended May 31, 2023, the Fund invested in swap agreements and futures contracts in order to gain inverse leveraged exposure to the Index. These derivatives generally tracked the performance of their underlying index and the Fund was generally positively affected from financing rates associated with their use. The Fund entered into swap agreements with counterparties that the Fund's advisor determined to be major, global financial institutions. If a counterparty becomes insolvent or otherwise fails to perform on its obligations, the value of investments in the Fund may decline. The Fund has sought to mitigate this risk by generally requiring counterparties for the Fund to post collateral for the benefit of the Fund, marked to market daily, in an amount approximately equal to the amount the counterparty owed the Fund, subject to certain minimum thresholds.

Value of a $10,000 Investment at Net Asset Value*

*The line graph represents historical performance of a hypothetical investment of $10,000 in the ProShares Short 7-10 Year Treasury from May 31, 2013 to May 31, 2023, assuming the reinvestment of distributions.

Index performance through October 13, 2016 reflects the performance of the Bloomberg Barclays U.S. 7-10 Year Treasury Bond Index. Index performance beginning on October 14, 2016 reflects the performance of the ICE U.S. Treasury 7-10 Year Bond Index.

Average Annual Total Return as of 5/31/23

	One Year	Five Years	Ten Years
ProShares Short 7-10 Year Treasury	6.97%	0.13%	-1.09%
ICE U.S. Treasury 7-10 Year Bond Index	-2.91%	0.86%	1.16%

Expense Ratios**

Fund	Gross	Net
ProShares Short 7-10 Year Treasury	0.96%	0.95%

**Reflects the expense ratio as reported in the Prospectus dated October 1, 2022. Contractual fee waivers are in effect through September 30, 2023. See Financial Highlights for effective expense ratios.

Allocation of Portfolio Holdings & Index Composition as of 5/31/23

Market Exposure

Investment Type	% of Net Assets
Swap Agreements	(98%)
Futures Contracts	(3%)
Total Exposure	(101%)

"Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents.

ICE U.S. Treasury 7-10 Year Bond Index – Composition

% of Index
7-10 Year U.S. Treasury	100%

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and NAV will fluctuate so that an investor's shares, when redeemed, may be more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. To obtain performance current to the most recent month please visit www.ProShares.com.

1  Fund returns are based on the NAV of the Fund. This calculation reflects the theoretical reinvestment of distributions, if any, in the Fund as of the ex-date. The impact of transaction costs and the inability to reinvest fractional shares are not reflected in the calculations.

2  The Index is a total return index. The total return and any graph or table reflect the theoretical reinvestment of dividends on securities in the Index. The impact of transaction costs and the deduction of expenses associated with an exchange traded fund such as investment management and accounting fees are not reflected in the Index calculation. It is not possible to invest directly in an Index.

3  1.00 equals perfect correlation. This calculation is based on the daily total return of the Index and the performance of the daily total return of the NAV per share of the Fund.

The above information is not covered by the Report of the Independent Registered Public Accounting Firm.

VI :: TBX Short 7-10 Year Treasury :: Management Discussion of Fund Performance PROSHARES TRUST

ProShares Short 20+ Year Treasury (the "Fund") seeks daily investment results, before fees and expenses, that correspond to the inverse (–1x) of the daily performance of the ICE U.S. Treasury 20+ Year Bond Index (the "Index"). The Fund does not seek to achieve its stated investment objective over a period of time greater than a single day. The Fund seeks investment results for a single day only, as measured from one net asset value ("NAV") calculation to the next, not for any other period. The return of the Fund for longer periods will be the result of its return for each day compounded over the period. The Fund's returns for periods longer than a single day will very likely differ in amount, and possibly even direction, from the Fund's stated multiple times the return of the Fund's Index for the same period. For the year ended May 31, 2023, the Fund had a total return of 11.76%1. For the same period, the Index had a total return of –9.49%2 and a volatility of 19.47%. For the period, the Fund had an average daily volume of 1,478,602 shares and an average daily statistical correlation of over 0.99 to the inverse of the return of the Index.3

The Fund invests in financial instruments that the Advisor believes, in combination, should produce daily returns consistent with the Fund's investment objective. The Index is constructed and maintained by ICE Data Indices, LLC. The Index includes publicly-issued U.S. Treasury securities with a minimum term to maturity greater than or equal to twenty years and have $300 million or more of outstanding face value, excluding amounts held by the Federal Reserve. In addition, the securities in the Underlying Index must be fixed-rate only, excluding zero-coupon rates and denominated in U.S. dollars. Excluded from the Underlying Index are inflation-linked securities, Treasury bills, floating-rate notes, cash management bills, and any government agency debt issued with or without a government guarantee. The Underlying Index is market value weighted and the securities in the Underlying Index are updated on the last business day of each month.

During the year ended May 31, 2023, the Fund invested in swap agreements and futures contracts in order to gain inverse leveraged exposure to the Index. These derivatives generally tracked the performance of their underlying index and the Fund was generally positively affected from financing rates associated with their use. The Fund entered into swap agreements with counterparties that the Fund's advisor determined to be major, global financial institutions. If a counterparty becomes insolvent or otherwise fails to perform on its obligations, the value of investments in the Fund may decline. The Fund has sought to mitigate this risk by generally requiring counterparties for the Fund to post collateral for the benefit of the Fund, marked to market daily, in an amount approximately equal to the amount the counterparty owed the Fund, subject to certain minimum thresholds.

Value of a $10,000 at Net Asset Value*

*The line graph represents historical performance of a hypothetical investment of $10,000 in the ProShares Short 20+ Treasury from May 31, 2013 to May 31, 2023, assuming the reinvestment of distributions.

Index performance through October 13, 2016 reflects the performance of the Bloomberg Barclays U.S. 20+ Year Treasury Bond Index. Index performance beginning on October 14, 2016 reflects the performance of the ICE U.S. Treasury 20+ Year Bond Index.

Average Annual Total Return as of 5/31/23

	One Year	Five Years	Ten Years
ProShares Short 20+ Year Treasury	11.76%	0.12%	-2.87%
ICE U.S. Treasury 20+ Year Bond Index	-9.49%	-1.18%	1.42%

Expense Ratios**

Fund	Gross	Net
ProShares Short 20+ Year Treasury	0.90%	0.90%

**Reflects the expense ratio as reported in the Prospectus dated October 1, 2022. Contractual fee waivers are in effect through September 30, 2023. See Financial Highlights for effective expense ratios.

Allocation of Portfolio Holdings & Index Composition as of 5/31/23

Market Exposure

Investment Type	% of Net Assets
Swap Agreements	(97%)
Futures Contracts	(4%)
Total Exposure	(101%)

"Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents.

ICE U.S. Treasury 20+ Year Bond Index – Composition

% of Index
20+ Year U.S. Treasury	100%

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and NAV will fluctuate so that an investor's shares, when redeemed, may be more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. To obtain performance current to the most recent month please visit www.ProShares.com.

1  Fund returns are based on the NAV of the Fund. This calculation reflects the theoretical reinvestment of distributions, if any, in the Fund as of the ex-date. The impact of transaction costs and the inability to reinvest fractional shares are not reflected in the calculations.

2  The Index is a total return index. The total return and any graph or table reflect the theoretical reinvestment of dividends on securities in the Index. The impact of transaction costs and the deduction of expenses associated with an exchange traded fund such as investment management and accounting fees are not reflected in the Index calculation. It is not possible to invest directly in an Index.

3  1.00 equals perfect correlation. This calculation is based on the daily total return of the Index and the performance of the daily total return of the NAV per share of the Fund.

The above information is not covered by the Report of the Independent Registered Public Accounting Firm.

PROSHARES TRUST MANAGEMENT DISCUSSION OF FUND PERFORMANCE :: SHORT 20+ YEAR TREASURY TBF :: VII

ProShares Short Dow30SM (the "Fund") seeks daily investment results, before fees and expenses, that correspond to the inverse (–1x) of the daily performance of the Dow Jones Industrial AverageSM (the "Index"). The Fund does not seek to achieve its stated investment objective over a period of time greater than a single day. The Fund seeks investment results for a single day only, as measured from one net asset value ("NAV") calculation to the next, not for any other period. The return of the Fund for longer periods will be the result of its return for each day compounded over the period. The Fund's returns for periods longer than a single day will very likely differ in amount, and possibly even direction, from the Fund's stated multiple times the return of the Fund's Index for the same period. For the year ended May 31, 2023, the Fund had a total return of 0.83%1. For the same period, the Index had a total return of 1.96%2 and a volatility of 17.51%. For the period, the Fund had an average daily volume of 913,224 shares and an average daily statistical correlation of over 0.99 to the inverse of the return of the Index.3

The Fund invests in financial instruments that the Advisor believes, in combination, should produce daily returns consistent with the Fund's investment objective. The Index is constructed and maintained by S&P Dow Jones Indices LLC. The Index is a price-weighted index and includes 30 large-cap, "blue-chip" U.S. stocks, excluding utility and transportation companies.

During the year ended May 31, 2023, the Fund invested in swap agreements and futures contracts in order to gain inverse exposure to the Index. These derivatives generally tracked the performance of their underlying index and the Fund generally positively affected from financing rates associated with swap agreements. The Fund entered into swap agreements with counterparties that the Fund's advisor determined to be major, global financial institutions. If a counterparty becomes insolvent or otherwise fails to perform on its obligations, the value of investments in the Fund may decline. The Fund has sought to mitigate this risk by generally requiring counterparties for the Fund to post collateral for the benefit of the Fund, marked to market daily, in an amount approximately equal to the amount the counterparty owed the Fund, subject to certain minimum thresholds.

Value of a $10,000 Investment at Net Asset Value*

*The line graph represents historical performance of a hypothetical investment of $10,000 in the ProShares Short Dow30SM from May 31, 2013 to May 31, 2023, assuming the reinvestment of distributions.

Average Annual Total Return as of 5/31/23

	One Year	Five Years	Ten Years
ProShares Short Dow30SM	0.83%	-10.06%	-11.36%
Dow Jones Industrial Average Index	1.96%	8.48%	10.61%

Expense Ratios**

Fund	Gross	Net
ProShares Short Dow30SM	0.95%	0.95%

**Reflects the expense ratio as reported in the Prospectus dated October 1, 2022. Contractual fee waivers are in effect through September 30, 2023. See Financial Highlights for effective expense ratios.

Allocation of Portfolio Holdings & Index Composition as of 5/31/23

Market Exposure

Investment Type	% of Net Assets
Swap Agreements	(91%)
Futures Contracts	(9%)
Total Exposure	(100%)

"Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents.

Dow Jones Industrial Average – Composition

% of Index
Financials	20.2%
Health Care	19.5%
Information Technology	18.8%
Industrials	13.9%
Consumer Discretionary	13.5%
Consumer Staples	7.6%
Energy	3.0%
Communication Services	2.5%
Materials	1.0%

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and NAV will fluctuate so that an investor's shares, when redeemed, may be more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. To obtain performance current to the most recent month please visit www.ProShares.com.

1  Fund returns are based on the NAV of the Fund. This calculation reflects the theoretical reinvestment of distributions, if any, in the Fund as of the ex-date. The impact of transaction costs and the inability to reinvest fractional shares are not reflected in the calculations.

2  The Index is a price return index. The total return and any graph or table reflect the theoretical reinvestment of dividends on securities in the Index. The impact of transaction costs and the deduction of expenses associated with an exchange traded fund such as investment management and accounting fees are not reflected in the Index calculation. It is not possible to invest directly in an Index.

3  1.00 equals perfect correlation. This calculation is based on the daily total return of the Index and the performance of the daily total return of the NAV per share of the Fund.

The above information is not covered by the Report of the Independent Registered Public Accounting Firm.

VIII :: DOG Short Dow30SM :: MANAGEMENT DISCUSSION OF FUND PERFORMANCE PROSHARES TRUST

ProShares Short Financials (the "Fund") seeks daily investment results, before fees and expenses, that correspond to the inverse (–1x) of the daily performance of the S&P Financial Sector Select Index (the "Index"). The Fund does not seek to achieve its stated investment objective over a period of time greater than a single day. The Fund seeks investment results for a single day only, as measured from one net asset value ("NAV") calculation to the next, not for any other period. The return of the Fund for longer periods will be the result of its return for each day compounded over the period. The Fund's returns for periods longer than a single day will very likely differ in amount, and possibly even direction, from the Fund's stated multiple times the return of the Fund's Index for the same period. For the year ended May 31, 2023, the Fund had a total return of 9.65%1. For the same period, the Index had a total return of –8.55%2 and a volatility of 22.76%. For the period, the Fund had an average daily volume of 131,938 shares and an average daily statistical correlation of over 0.99 to the inverse of the return of the Index.3

The Fund invests in financial instruments that the Advisor believes, in combination, should produce daily returns consistent with the Fund's investment objective. The Index is constructed and maintained S&P Dow Jones Indices LLC. The Index is designed to measure the stock performance of U.S. companies in the financials industry. Component companies include: among others, regional banks; major U.S. domiciled international banks; full line, life, and property and casualty insurance companies; companies that invest, directly or indirectly in real estate; diversified financial companies such as credit card issuers, check cashing companies, mortgage lenders and investment advisors; securities brokers and dealers including investment banks, merchant banks and online brokers; and publicly traded stock exchanges.

During the year ended May 31, 2023, the Fund invested in swap agreements in order to gain inverse exposure to the Index. These derivatives generally tracked the performance of their underlying index and the Fund was generally positively affected from financing rates associated with their use. The Fund entered into swap agreements with counterparties that the Fund's advisor determined to be major, global financial institutions. If a counterparty becomes insolvent or otherwise fails to perform on its obligations, the value of investments in the Fund may decline. The Fund has sought to mitigate this risk by generally requiring counterparties for the Fund to post collateral for the benefit of the Fund, marked to market daily, in an amount approximately equal to the amount the counterparty owed the Fund, subject to certain minimum thresholds.

Value of a $10,000 Investment at Net Asset Value*

*The line graph represents historical performance of a hypothetical investment of $10,000 in the ProShares Short Financials from May 31, 2013 to May 31, 2023, assuming the reinvestment of distributions.

Average Annual Total Return as of 5/31/23

	One Year	Five Years	Ten Years
ProShares Short Financials	9.65%	-9.59%	-11.40%
Dow Jones U.S. Financials Index	-8.37%	5.77%	9.08%
S&P Financial Select Sector Index**	-8.55%	5.40%	9.22%

Expense Ratios***

Fund	Gross	Net
ProShares Short Financials	1.56%	0.95%

**On March 17, 2023, the Fund's underlying Index changed from the Dow Jones U.S. FinancialsSM Index to the S&P Financial Select Sector Index in order to match the Fund's underlying Index to its investment objective.

***Reflects the expense ratio as reported in the Prospectus dated October 1, 2022. Contractual fee waivers are in effect through September 30, 2023. See Financial Highlights for effective expense ratios.

Allocation of Portfolio Holdings & Index Composition as of 5/31/23

Market Exposure

Investment Type	% of Net Assets
Swap Agreements	(100%)
Total Exposure	(100%)

"Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents.

S&P Financial Select Sector Index – Composition

% of Index
Diversified Financials	59.3%
Banks	24.2%
Insurance	16.5%

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and NAV will fluctuate so that an investor's shares, when redeemed, may be more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. To obtain performance current to the most recent month please visit www.ProShares.com.

1  Fund returns are based on the NAV of the Fund. This calculation reflects the theoretical reinvestment of distributions, if any, in the Fund as of the ex-date. The impact of transaction costs and the inability to reinvest fractional shares are not reflected in the calculations.

2  The Index is a price return index. The total return and any graph or table reflect the theoretical reinvestment of dividends on securities in the Index. The impact of transaction costs and the deduction of expenses associated with an exchange traded fund such as investment management and accounting fees are not reflected in the Index calculation. It is not possible to invest directly in an Index.

3  1.00 equals perfect correlation. This calculation is based on the daily total return of the Index and the performance of the daily total return of the NAV per share of the Fund.

The above information is not covered by the Report of the Independent Registered Public Accounting Firm.

PROSHARES TRUST MANAGEMENT DISCUSSION OF FUND PERFORMANCE :: SHORT FINANCIALS SEF :: IX

ProShares Short FTSE China 50 (the "Fund") seeks daily investment results, before fees and expenses, that correspond to the inverse (–1x) of the daily performance of the FTSE China 50 Index (the "Index"). The Fund does not seek to achieve its stated investment objective over a period of time greater than a single day. The Fund seeks investment results for a single day only, as measured from one net asset value ("NAV") calculation to the next, not for any other period. The return of the Fund for longer periods will be the result of its return for each day compounded over the period. The Fund's returns for periods longer than a single day will very likely differ in amount, and possibly even direction, from the Fund's stated multiple times the return of the Fund's Index for the same period. For the year ended May 31, 2023, the Fund had a total return of 9.73%1. For the same period, the Index had a total return of –16.66%2 and a volatility of 34.22%. For the period, the Fund had an average daily volume of 30,221 shares and an average daily statistical correlation of over 0.99 to the inverse of the return of the Index.3

The Fund invests in in financial instruments that the Advisor believes, in combination, should produce daily returns consistent with the Fund's investment objective. The Index is constructed and maintained FTSE International Limited. The Index comprises 50 of the largest and most liquid Chinese stocks (H Shares, Red Chips and P Chips) listed and trading on the Hong Kong Exchange (HKEx). Stocks are free-float weighted to ensure that only the investable opportunity set is included within the indexes and individual constituent weights are capped at 9% on a quarterly basis to avoid over-concentration in any one stock.

During the year ended May 31, 2023, the Fund invested in swap agreements in order to gain inverse exposure to the Index. These derivatives generally tracked the performance of their underlying index and the Fund was generally positively affected from financing rates associated with their use. The Fund entered into swap agreements with counterparties that the Fund's advisor determined to be major, global financial institutions. If a counterparty becomes insolvent or otherwise fails to perform on its obligations, the value of investments in the Fund may decline. The Fund has sought to mitigate this risk by generally requiring counterparties for the Fund to post collateral for the benefit of the Fund, marked to market daily, in an amount approximately equal to the amount the counterparty owed the Fund, subject to certain minimum thresholds.

Value of a $10,000 Investment at Net Asset Value*

*The line graph represents historical performance of a hypothetical investment of $10,000 in the ProShares Short FTSE China 50 from May 31, 2013 to May 31, 2023, assuming the reinvestment of distributions.

Average Annual Total Return as of 5/31/23

	One Year	Five Years	Ten Years
ProShares Short FTSE China 50	9.73%	0.46%	-6.84%
FTSE China 50 Index	-16.66%	-8.24%	-0.09%

Expense Ratios**

Fund	Gross	Net
ProShares Short FTSE China 50	2.06%	0.95%

**Reflects the expense ratio as reported in the Prospectus dated October 1, 2022. Contractual fee waivers are in effect through September 30, 2023. See Financial Highlights for effective expense ratios.

Allocation of Portfolio Holdings & Index Composition as of 5/31/23

Market Exposure

Investment Type	% of Net Assets
Swap Agreements	(100%)
Total Exposure	(100%)

"Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents.

FTSE China 50 Index – Composition

% of Index
Consumer Discretionary	34.0%
Financials	29.2%
Communication Services	18.3%
Energy	4.9%
Consumer Staples	3.1%
Real Estate	2.6%
Health Care	2.5%
Information Technology	2.4%
Materials	1.6%
Industrials	1.4%

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and NAV will fluctuate so that an investor's shares, when redeemed, may be more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. To obtain performance current to the most recent month please visit www.ProShares.com.

1  Fund returns are based on the NAV of the Fund. This calculation reflects the theoretical reinvestment of distributions, if any, in the Fund as of the ex-date. The impact of transaction costs and the inability to reinvest fractional shares are not reflected in the calculations.

2  The Index is a price return index. The total return and any graph or table reflect the theoretical reinvestment of dividends on securities in the Index. The impact of transaction costs and the deduction of expenses associated with an exchange traded fund such as investment management and accounting fees are not reflected in the Index calculation. It is not possible to invest directly in an Index.

3  1.00 equals perfect correlation. Because the level of the Index is not determined at the same time that the Fund's NAV is calculated, correlation to the Index is measured by comparing the daily total return of one or more U.S. exchange traded securities or instruments that reflect the values of securities underlying the Index as of the Fund's NAV calculation time to the daily total return of the NAV per share of the Fund.

The above information is not covered by the Report of the Independent Registered Public Accounting Firm.

X :: YXI SHORT FTSE CHINA 50 :: MANAGEMENT DISCUSSION OF FUND PERFORMANCE PROSHARES TRUST

ProShares Short High Yield (the "Fund") seeks daily investment results, before fees and expenses, that correspond to the inverse (–1x) of the daily performance of the Markit iBoxx® $ Liquid High Yield Index (the "Index"). The Fund does not seek to achieve its stated investment objective over a period of time greater than a single day. The Fund seeks investment results for a single day only, as measured from one net asset value ("NAV") calculation to the next not for any other period. The return of the Fund for longer periods will be the result of its return for each day compounded over the period. The Fund's returns for periods longer than a single day will very likely differ in amount, and possibly even direction, from the Fund's stated multiple times the return of the Fund's Index for the same period. For the year ended May 31, 2023, the Fund had a total return of 2.52%1. For the same period, the Index had a total return of –0.72%2 with a volatility of 8.72%. For the period, the Fund had an average daily volume of 731,936 shares and an average daily statistical correlation of over 0.99 to the inverse of the return of the Index.3

The Fund invests in financial instruments that the Advisor believes, in combination, should produce daily returns consistent with the Fund's investment objective. IHS Markit Benchmark Administration Limited (IMBA) is the Index Administrator of the Index. The Index is a market-value weighted index designed to provide a balanced representation of U.S. dollar denominated high yield corporate bonds for sale within the United States by means of including the most liquid high yield corporate bonds available as determined by a set of transparent and objective Index rules. Currently, the bonds eligible for inclusion in the Index include U.S. dollar denominated, corporate bonds for sale in the United States that are issued by companies domiciled in developed countries; are rated sub-investment grade using an average of Moody's Investor Service, Fitch Ratings or S&P Global Ratings; are from issuers with at least $1 billion par outstanding; have at least $400 million of outstanding face value; and have at issuance an expected remaining life of 15 years of less, and at rebalancing minimum one year to expected maturity with new insertions minimum of at least one year and 6 months to maturity. There is no limit to the number of issues in the Index.

During the year ended May 31, 2023, the Fund invested in swap agreements in order to gain inverse exposure to the Index. These derivatives generally tracked the performance of their underlying index and the Fund was generally positively affected from financing rates associated with their use. The Fund entered into swap agreements with counterparties that the Fund's advisor determined to be major, global financial institutions. If a counterparty becomes insolvent or otherwise fails to perform on its obligations, the value of investments in the Fund may decline. The Fund has sought to mitigate this risk by generally requiring counterparties for the Fund to post collateral for the benefit of the Fund, marked to market daily, in an amount approximately equal to the amount the counterparty owed the Fund, subject to certain minimum thresholds.

Value of a $10,000 Investment at Net Asset Value*

*The line graph represents historical performance of a hypothetical investment of $10,000 in the ProShares Short High Yield from May 31, 2013 to May 31, 2023, assuming the reinvestment of distributions.

Average Annual Total Return as of 5/31/23

	One Year	Five Years	Ten Years
ProShares Short High Yield	2.52%	-3.67%	-4.71%
Markit iBoxx $ Liquid High Yield Index	-0.72%	2.63%	3.34%

Expense Ratios**

Fund	Gross	Net
ProShares Short High Yield	1.03%	0.95%

**Reflects the expense ratio as reported in the Prospectus dated October 1, 2022. Contractual fee waivers are in effect through September 30, 2023. See Financial Highlights for effective expense ratios.

Allocation of Portfolio Holdings & Index Composition as of 5/31/23

Market Exposure

Investment Type	% of Net Assets
Swap Agreements	(100%)
Total Exposure	(100%)

"Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents.

Markit iBoxx $ Liquid High Yield Index – Composition

% of Index
High Yield	100%

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and NAV will fluctuate so that an investor's shares, when redeemed, may be more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. To obtain performance current to the most recent month please visit www.ProShares.com.

1  Fund returns are based on the NAV of the Fund. This calculation reflects the theoretical reinvestment of distributions, if any, in the Fund as of the ex-date. The impact of transaction costs and the inability to reinvest fractional shares are not reflected in the calculations.

2  The Index is a total return index. The total return and any graph or table reflect the theoretical reinvestment of dividends on securities in the Index. The impact of transaction costs and the deduction of expenses associated with an exchange traded fund such as investment management and accounting fees are not reflected in the Index calculation. It is not possible to invest directly in an Index.

3  1.00 equals perfect correlation. Because the level of the Index is not determined at the same time that the Fund's NAV is calculated, correlation to the Index is measured by comparing the daily total return of one or more U.S. exchange traded securities or instruments that reflect the values of securities underlying the Index as of the Fund's NAV calculation time to the daily total return of the NAV per share of the Fund.

The above information is not covered by the Report of the Independent Registered Public Accounting Firm.

PROSHARES TRUST MANAGEMENT DISCUSSION OF FUND PERFORMANCE :: SHORT HIGH YIELD SJB :: XI

ProShares Short MidCap400 (the "Fund") seeks daily investment results, before fees and expenses, that correspond to the inverse (–1x) of the daily performance of the S&P MidCap 400® (the "Index"). The Fund does not seek to achieve its stated investment objective over a period of time greater than a single day. The Fund seeks investment results for a single day only, as measured from one net asset value ("NAV") calculation to the next, not for any other period. The return of the Fund for longer periods will be the result of its return for each day compounded over the period. The Fund's returns for periods longer than a single day will very likely differ in amount, and possibly even direction, from the Fund's stated multiple times the return of the Fund's Index for the same period. For the year ended May 31, 2023, the Fund had a total return of 3.03%1. For the same period, the Index had a total return of –2.63%2 and a volatility of 23.04%. For the period, the Fund had an average daily volume of 21,736 shares and an average daily statistical correlation of over 0.99 to the inverse of the return of the Index.3

The Fund invests in financial instruments that the Advisor believes, in combination, should produce daily returns consistent with the Fund's investment objective. The Index is constructed and maintained by S&P Dow Jones Indices LLC. The Index is a measure of midsize company U.S. stock market performance. It is a float-adjusted, market capitalization-weighted index of 400 U.S. operating companies and real estate investment trusts selected through a process that factors in criteria such as liquidity, price, market capitalization, financial viability, and public float.

During the year ended May 31, 2023, the Fund invested in swap agreements and futures contracts in order to gain inverse exposure to the Index. These derivatives generally tracked the performance of their underlying index and the Fund was generally positively affected from financing rates associated with swap agreements. The Fund entered into swap agreements with counterparties that the Fund's advisor determined to be major, global financial institutions. If a counterparty becomes insolvent or otherwise fails to perform on its obligations, the value of investments in the Fund may decline. The Fund has sought to mitigate this risk by generally requiring counterparties for the Fund to post collateral for the benefit of the Fund, marked to market daily, in an amount approximately equal to the amount the counterparty owed the Fund, subject to certain minimum thresholds.

Value of a $10,000 Investment at Net Asset Value*

*The line graph represents historical performance of a hypothetical investment of $10,000 in the ProShares Short MidCap400 from May 31, 2013 to May 31, 2023, assuming the reinvestment of distributions.

Average Annual Total Return as of 5/31/23

	One Year	Five Years	Ten Years
ProShares Short MidCap400	3.03%	-9.82%	-11.28%
S&P MidCap 400 Index	-2.63%	6.00%	9.04%

Expense Ratios**

Fund	Gross	Net
ProShares Short MidCap400	1.53%	0.95%

**Reflects the expense ratio as reported in the Prospectus dated October 1, 2022. Contractual fee waivers are in effect through September 30, 2023. See Financial Highlights for effective expense ratios.

Allocation of Portfolio Holdings & Index Composition as of 5/31/23

Market Exposure

Investment Type	% of Net Assets
Swap Agreements	(96%)
Futures Contracts	(4%)
Total Exposure	(100%)

"Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents.

S&P MidCap 400 – Composition

% of Index
Industrials	22.1%
Consumer Discretionary	15.3%
Financials	14.3%
Information Technology	10.4%
Health Care	9.7%
Real Estate	8.0%
Materials	6.2%
Consumer Staples	4.6%
Energy	3.8%
Utilities	3.7%
Communication Services	1.9%

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and NAV will fluctuate so that an investor's shares, when redeemed, may be more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. To obtain performance current to the most recent month please visit www.ProShares.com.

1  Fund returns are based on the NAV of the Fund. This calculation reflects the theoretical reinvestment of distributions, if any, in the Fund as of the ex-date. The impact of transaction costs and the inability to reinvest fractional shares are not reflected in the calculations.

2  The Index is a price return index. The total return and any graph or table reflect the theoretical reinvestment of dividends on securities in the Index. The impact of transaction costs and the deduction of expenses associated with an exchange traded fund such as investment management and accounting fees are not reflected in the Index calculation. It is not possible to invest directly in an Index.

3  1.00 equals perfect correlation. This calculation is based on the daily total return of the Index and the performance of the daily total return of the NAV per share of the Fund.

The above information is not covered by the Report of the Independent Registered Public Accounting Firm.

XII :: MYY SHORT MIDCAP400 :: MANAGEMENT DISCUSSION OF FUND PERFORMANCE PROSHARES TRUST

ProShares Short MSCI EAFE (the "Fund") seeks daily investment results, before fees and expenses, that correspond to the inverse (–1x) of the daily performance of the MSCI EAFE Index (the "Index"). The Fund does not seek to achieve its stated investment objective over a period of time greater than a single day. The Fund seeks investment results for a single day only, as measured from one net asset value ("NAV") calculation to the next, not for any other period. The return of the Fund for longer periods will be the result of its return for each day compounded over the period. The Fund's returns for periods longer than a single day will very likely differ in amount, and possibly even direction, from the Fund's stated multiple times the return of the Fund's Index for the same period. For the year ended May 31, 2023, the Fund had a total return of –2.30%1. For the same period, the Index had a total return of 3.06%2 and a volatility of 17.08%. For the period, the Fund had an average daily volume of 211,720 shares and an average daily statistical correlation of over 0.99 to the inverse of the return of the Index.3

The Fund invests in financial instruments that the Advisor believes, in combination, should produce daily returns consistent with the Fund's investment objective. The Index is constructed and maintained by MSCI Inc. The Index covers approximately 85% of the free float-adjusted, market capitalization in developed market countries, excluding the U.S. and Canada.

During the year ended May 31, 2023, the Fund invested in swap agreements in order to gain inverse exposure to the Index. These derivatives generally tracked the performance of their underlying index and the Fund was generally positively affected from financing rates associated with their use. The Fund entered into swap agreements with counterparties that the Fund's advisor determined to be major, global financial institutions. If a counterparty becomes insolvent or otherwise fails to perform on its obligations, the value of investments in the Fund may decline. The Fund has sought to mitigate this risk by generally requiring counterparties for the Fund to post collateral for the benefit of the Fund, marked to market daily, in an amount approximately equal to the amount the counterparty owed the Fund, subject to certain minimum thresholds.

Value of a $10,000 Investment at Net Asset Value*

*The line graph represents historical performance of a hypothetical investment of $10,000 in the ProShares Short MSCI EAFE from May 31, 2013 to May 31, 2023, assuming the reinvestment of distributions.

Average Annual Total Return as of 5/31/23

	One Year	Five Years	Ten Years
ProShares Short MSCI EAFE	-2.30%	-5.46%	-6.69%
MSCI EAFE Index	3.06%	3.21%	4.56%

Expense Ratios**

Fund	Gross	Net
ProShares Short MSCI EAFE	1.22%	0.95%

**Reflects the expense ratio as reported in the Prospectus dated October 1, 2022. Contractual fee waivers are in effect through September 30, 2023. See Financial Highlights for effective expense ratios.

Allocation of Portfolio Holdings & Index Composition as of 5/31/23

Market Exposure

Investment Type	% of Net Assets
Swap Agreements	(100%)
Total Exposure	(100%)

"Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents.

MSCI EAFE Index – Country

% of Index
Japan	22.5%
United Kingdom	14.8%
France	12.3%
Others	10.9%
Switzerland	10.2%
Germany	8.5%
Australia	7.3%
Netherlands	4.6%
Sweden	3.2%
Denmark	3.1%
Spain	2.6%

MSCI EAFE Index – Composition

% of Index
Financials	17.6%
Industrials	15.9%
Health Care	13.6%
Consumer Discretionary	11.9%
Consumer Staples	10.2%
Information Technology	9.0%
Materials	7.2%
Communication Services	4.4%
Energy	4.3%
Utilities	3.5%
Real Estate	2.4%

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and NAV will fluctuate so that an investor's shares, when redeemed, may be more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. To obtain performance current to the most recent month please visit www.ProShares.com.

1  Fund returns are based on the NAV of the Fund. This calculation reflects the theoretical reinvestment of distributions, if any, in the Fund as of the ex-date. The impact of transaction costs and the inability to reinvest fractional shares are not reflected in the calculations.

2  The Index is a price return index. The total return and any graph or table reflect the theoretical reinvestment of dividends on securities in the Index. The impact of transaction costs and the deduction of expenses associated with an exchange traded fund such as investment management and accounting fees are not reflected in the Index calculation. It is not possible to invest directly in an Index.

3  1.00 equals perfect correlation. Because the level of the Index is not determined at the same time that the Fund's NAV is calculated, correlation to the Index is measured by comparing the daily total return of one or more U.S. exchange traded securities or instruments that reflect the values of securities underlying the Index as of the Fund's NAV calculation time to the daily total return of the NAV per share of the Fund.

The above information is not covered by the Report of the Independent Registered Public Accounting Firm.

PROSHARES TRUST MANAGEMENT DISCUSSION OF FUND PERFORMANCE :: SHORT MSCI EAFE EFZ :: XIII

ProShares Short MSCI Emerging Markets (the "Fund") seeks daily investment results, before fees and expenses, that correspond to the inverse (–1x) of the daily performance of the MSCI Emerging Markets Index (the "Index"). The Fund does not seek to achieve its stated investment objective over a period of time greater than a single day. The Fund seeks investment results for a single day only, as measured from one net asset value ("NAV") calculation to the next, not for any other period. The return of the Fund for longer periods will be the result of its return for each day compounded over the period. The Fund's returns for periods longer than a single day will very likely differ in amount, and possibly even direction, from the Fund's stated multiple times the return of the Fund's Index for the same period. For the year ended May 31, 2023, the Fund had a total return of 9.77%1. For the same period, the Index had a total return of –8.49%2 and a volatility of 16.46%. For the period, the Fund had an average daily volume of 151,320 shares and an average daily statistical correlation of over 0.99 to the inverse of the return of the Index.3

The Fund invests in financial instruments that the Advisor believes, in combination, should produce daily returns consistent with the Fund's investment objective. The Index is constructed and maintained by MSCI Inc. The Index covers approximately 85% of the free float-adjusted, market capitalization in emerging market countries.

During the year ended May 31, 2023, the Fund invested in swap agreements in order to gain inverse exposure to the Index. These derivatives generally tracked the performance of their underlying index and the Fund was generally positively affected from financing rates associated with their use. The Fund entered into swap agreements with counterparties that the Fund's advisor determined to be major, global financial institutions. If a counterparty becomes insolvent or otherwise fails to perform on its obligations, the value of investments in the Fund may decline. The Fund has sought to mitigate this risk by generally requiring counterparties for the Fund to post collateral for the benefit of the Fund, marked to market daily, in an amount approximately equal to the amount the counterparty owed the Fund, subject to certain minimum thresholds

Value of a $10,000 Investment at Net Asset Value*

*The line graph represents historical performance of a hypothetical investment of $10,000 in the ProShares Short QQQ from May 31, 2013 to May 31, 2023, assuming the reinvestment of distributions.

Average Annual Total Return as of 5/31/23

	One Year	Five Years	Ten Years
ProShares Short MSCI Emerging Markets	9.77%	-2.78%	-5.64%
MSCI Emerging Markets Index	-8.49%	-0.67%	1.90%

Expense Ratios**

Fund	Gross	Net
ProShares Short MSCI Emerging Markets	1.19%	0.95%

**Reflects the expense ratio as reported in the Prospectus dated October 1, 2022. Contractual fee waivers are in effect through September 30, 2023. See Financial Highlights for effective expense ratios.

Allocation of Portfolio Holdings & Index Composition as of 5/31/23

Market Exposure

Investment Type	% of Net Assets
Swap Agreements	(100%)
Total Exposure	(100%)

"Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents.

MSCI Emerging Markets Index – Country

% of Index
China	29.2%
Taiwan	16.2%
India	14.3%
Korea	12.8%
Others	8.3%
Brazil	5.2%
Saudi Arabia	4.1%
South Africa	3.1%
Mexico	2.7%
Thailand	2.1%
Indonesia	2.0%

MSCI Emerging Markets Index – Composition

% of Index
Financials	22.0%
Information Technology	21.7%
Consumer Discretionary	12.5%
Communication Services	9.7%
Materials	8.4%
Consumer Staples	6.2%
Industrials	6.2%
Energy	5.0%
Health Care	3.8%
Utilities	2.7%
Real Estate	1.8%

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and NAV will fluctuate so that an investor's shares, when redeemed, may be more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. To obtain performance current to the most recent month please visit www.ProShares.com.

1  Fund returns are based on the NAV of the Fund. This calculation reflects the theoretical reinvestment of distributions, if any, in the Fund as of the ex-date. The impact of transaction costs and the inability to reinvest fractional shares are not reflected in the calculations.

2  The Index is a price return index. The total return and any graph or table reflect the theoretical reinvestment of dividends on securities in the Index. The impact of transaction costs and the deduction of expenses associated with an exchange traded fund such as investment management and accounting fees are not reflected in the Index calculation. It is not possible to invest directly in an Index.

3  1.00 equals perfect correlation. Because the level of the Index is not determined at the same time that the Fund's NAV is calculated, correlation to the Index is measured by comparing the daily total return of one or more U.S. exchange traded securities or instruments that reflect the values of securities underlying the Index as of the Fund's NAV calculation time to the daily total return of the NAV per share of the Fund.

The above information is not covered by the Report of the Independent Registered Public Accounting Firm.

XIV :: EUM SHORT MSCI EMERGING MARKETS :: MANAGEMENT DISCUSSION OF FUND PERFORMANCE PROSHARES TRUST

ProShares Short QQQ (the "Fund") seeks daily investment results, before fees and expenses, that correspond to the inverse (–1x) of the daily performance of the NASDAQ-100® Index (the "Index"). The Fund does not seek to achieve its stated investment objective over a period of time greater than a single day. The Fund seeks investment results for a single day only, as measured from one net asset value ("NAV") calculation to the next, not for any other period. The return of the Fund for longer periods will be the result of its return for each day compounded over the period. The Fund's returns for periods longer than a single day will very likely differ in amount, and possibly even direction, from the Fund's stated multiple times the return of the Fund's Index for the same period. For the year ended May 31, 2023, the Fund had a total return of –13.57%1. For the same period, the Index had a total return of 13.77%2 and a volatility of 27.34%. For the period, the Fund had an average daily volume of 27,402,654 shares and an average daily statistical correlation of over 0.99 to the inverse of the return of the Index.3

The Fund invests in financial instruments that the Advisor believes, in combination, should produce daily returns consistent with the Fund's investment objective. The Index is constructed and maintained by Nasdaq Inc. The Index includes 100 of the largest domestic and international non-financial companies listed on The Nasdaq Stock Market based on market capitalization. The Index reflects companies across major industry groups including computer hardware and software, telecommunications, retail/wholesale trade and biotechnology.

During the year ended May 31, 2023, the Fund invested in swap agreements and futures contracts in order to gain inverse exposure to the Index. These derivatives generally tracked the performance of their underlying index and the Fund was generally positively affected from financing rates associated with swap agreements. The Fund entered into swap agreements with counterparties that the Fund's advisor determined to be major, global financial institutions. If a counterparty becomes insolvent or otherwise fails to perform on its obligations, the value of investments in the Fund may decline. The Fund has sought to mitigate this risk by generally requiring counterparties for the Fund to post collateral for the benefit of the Fund, marked to market daily, in an amount approximately equal to the amount the counterparty owed the Fund, subject to certain minimum thresholds.

Value of a $10,000 Investment at Net Asset Value*

*The line graph represents historical performance of a hypothetical investment of $10,000 in the ProShares Short QQQ from May 31, 2013 to May 31, 2023, assuming the reinvestment of distributions.

Average Annual Total Return as of 5/31/23

	One Year	Five Years	Ten Years
ProShares Short QQQ	-13.57%	-18.22%	-18.37%
NASDAQ-100 Index	13.77%	16.42%	18.18%

Expense Ratios**

Fund	Gross	Net
ProShares Short QQQ	1.00%	0.95%

**Reflects the expense ratio as reported in the Prospectus dated October 1, 2022. Contractual fee waivers are in effect through September 30, 2023. See Financial Highlights for effective expense ratios.

Allocation of Portfolio Holdings & Index Composition as of 5/31/23

Market Exposure

Investment Type	% of Net Assets
Swap Agreements	(96%)
Futures Contracts	(4%)
Total Exposure	(100%)

"Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents.

NASDAQ-100 Index – Composition

% of Index
Information Technology	50.8%
Communication Services	17.1%
Consumer Discretionary	14.5%
Health Care	5.6%
Consumer Staples	5.6%
Industrials	4.0%
Utilities	1.0%
Financials	1.0%
Energy	0.4%

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and NAV will fluctuate so that an investor's shares, when redeemed, may be more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. To obtain performance current to the most recent month please visit www.ProShares.com.

1  Fund returns are based on the NAV of the Fund. This calculation reflects the theoretical reinvestment of distributions, if any, in the Fund as of the ex-date. The impact of transaction costs and the inability to reinvest fractional shares are not reflected in the calculations.

2  The Index is a price return index. The total return and any graph or table reflect the theoretical reinvestment of dividends on securities in the Index. The impact of transaction costs and the deduction of expenses associated with an exchange traded fund such as investment management and accounting fees are not reflected in the Index calculation. It is not possible to invest directly in an Index.

3  1.00 equals perfect correlation. This calculation is based on the daily total return of the Index and the performance of the daily total return of the NAV per share of the Fund.

The above information is not covered by the Report of the Independent Registered Public Accounting Firm.

PROSHARES TRUST MANAGEMENT DISCUSSION OF FUND PERFORMANCE :: SHORT QQQ PSQ :: XV

ProShares Short Real Estate (the "Fund") seeks daily investment results, before fees and expenses, that correspond to the inverse (–1x) of the daily performance of the S&P Real Estate Select Sector Index (the "Index"). The Fund does not seek to achieve its stated investment objective over a period of time greater than a single day. The Fund seeks investment results for a single day only, as measured from one net asset value ("NAV") calculation to the next, not for any other period. The return of the Fund for longer periods will be the result of its return for each day compounded over the period. The Fund's returns for periods longer than a single day will very likely differ in amount, and possibly even direction, from the Fund's stated multiple times the return of the Fund's Index for the same period. For the year ended May 31, 2023, the Fund had a total return of 17.21%1. For the same period, the Index had a total return of –15.47%2 and a volatility of 24.77%. For the period, the Fund had an average daily volume of 109,870 shares and an average daily statistical correlation of over 0.99 to the inverse of the return of the Index.3

The Fund invests in financial instruments that the Advisor believes, in combination, should produce daily returns consistent with the Fund's investment objective. The Index is constructed and maintained by S&P Dow Jones Indices LLC. The Index is designed to track the performance of real estate investment trusts ("REITs") and other companies that invest directly or indirectly in real estate through development management or ownership, including of the property agencies. Component companies include, among others, real estate holding and development and real estate services companies and REITs. REITs are passive investment vehicles that invest primarily in income producing real estate or real estate related loans or interests. The Index is a market cap weighted index that is updated in March, June, September and December.

During the year ended May 31, 2023, the Fund invested in swap agreements in order to gain inverse exposure to the Index. These derivatives generally tracked the performance of their underlying index and the Fund was generally positively affected from financing rates associated with their use. The Fund entered into swap agreements with counterparties that the Fund's advisor determined to be major, global financial institutions. If a counterparty becomes insolvent or otherwise fails to perform on its obligations, the value of investments in the Fund may decline. The Fund has sought to mitigate this risk by generally requiring counterparties for the Fund to post collateral for the benefit of the Fund, marked to market daily, in an amount approximately equal to the amount the counterparty owed the Fund, subject to certain minimum thresholds.

Value of a $10,000 Investment at Net Asset Value*

*The line graph represents historical performance of a hypothetical investment of $10,000 in the ProShares Short Real Estate from May 31, 2013 to May 31, 2023, assuming the reinvestment of distributions.

Average Annual Total Return as of 5/31/23

	One Year	Five Years	Ten Years
ProShares Short Real Estate	17.21%	-7.90%	-8.37%
Dow Jones U.S. Real Estate Index	-14.28%	4.23%	5.73%
S&P Real Estate Select Sector index**	-15.47%	6.31%	6.94%

Expense Ratios***

Fund	Gross	Net
ProShares Short Real Estate	1.74%	0.95%

**On March 17, 2023, the Fund's underlying Index changed from the Dow Jones U.S. Real EstateSM Index to the S&P Real Estate Select Sector Index in order to match the Fund's underlying Index to its investment objective.

***Reflects the expense ratio as reported in the Prospectus dated October 1, 2022. Contractual fee waivers are in effect through September 30, 2023. See Financial Highlights for effective expense ratios.

Allocation of Portfolio Holdings & Index Composition as of 5/31/23

Market Exposure

Investment Type	% of Net Assets
Swap Agreements	(100%)
Total Exposure	(100%)

"Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents.

S&P Real Estate Select Sector Index – Composition

% of Index
Specialized REITs	46.0%
Residential REITs	14.1%
Industrial REITs	13.6%
Retail REITs	11.6%
Health Care REITs	7.5%
Office REITs	2.9%
Real Estate Management & Development	2.8%
Hotel & Resort REITs	1.5%

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and NAV will fluctuate so that an investor's shares, when redeemed, may be more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. To obtain performance current to the most recent month please visit www.ProShares.com.

1  Fund returns are based on the NAV of the Fund. This calculation reflects the theoretical reinvestment of distributions, if any, in the Fund as of the ex-date. The impact of transaction costs and the inability to reinvest fractional shares are not reflected in the calculations.

2  The Index is a price return index. The total return and any graph or table reflect the theoretical reinvestment of dividends on securities in the Index. The impact of transaction costs and the deduction of expenses associated with an exchange traded fund such as investment management and accounting fees are not reflected in the Index calculation. It is not possible to invest directly in an Index.

3  1.00 equals perfect correlation. This calculation is based on the daily total return of the Index and the performance of the daily total return of the NAV per share of the Fund.

The above information is not covered by the Report of the Independent Registered Public Accounting Firm.

XVI :: REK SHORT REAL ESTATE :: MANAGEMENT DISCUSSION OF FUND PERFORMANCE PROSHARES TRUST

ProShares Short Russell2000 (the "Fund") seeks daily investment results, before fees and expenses, that correspond to the inverse (–1x) of the daily performance of the Russell 2000® Index (the "Index"). The Fund does not seek to achieve its stated investment objective over a period of time greater than a single day. The Fund seeks investment results for a single day only, as measured from one net asset value ("NAV") calculation to the next, not for any other period. The return of the Fund for longer periods will be the result of its return for each day compounded over the period. The Fund's returns for periods longer than a single day will very likely differ in amount, and possibly even direction, from the Fund's stated multiple times the return of the Fund's Index for the same period. For the year ended May 31, 2023, the Fund had a total return of 4.07%1. For the same period, the Index had a total return of –4.68%2 and a volatility of 24.87%. For the period, the Fund had an average daily volume of 2,569,364 shares and an average daily statistical correlation of over 0.99 to the inverse of the return of the Index.3

The Fund invests in financial instruments that the Advisor believes, in combination, should produce daily returns consistent with the Fund's investment objective. The Index is constructed and maintained by FTSE Russell. The Index is a measure of small-cap U.S. stock market performance. It is a float adjusted, market capitalization-weighted index containing approximately 2,000 of the smallest companies in the Russell 3000® Index or approximately 10% of the total market capitalization of the Russell 3000® Index, which in turn represents approximately 97% of the U.S. equity market and includes approximately 3,000 of the largest companies in the U.S. The Russell 3000® Index includes large-, mid-, and small-capitalization companies.

During the year ended May 31, 2023, the Fund invested in swap agreements and futures contracts in order to gain inverse exposure to the Index. These derivatives generally tracked the performance of their underlying index and the Fund was generally positively affected from financing rates associated with swap agreements. The Fund entered into swap agreements with counterparties that the Fund's advisor determined to be major, global financial institutions. If a counterparty becomes insolvent or otherwise fails to perform on its obligations, the value of investments in the Fund may decline. The Fund has sought to mitigate this risk by generally requiring counterparties for the Fund to post collateral for the benefit of the Fund, marked to market daily, in an amount approximately equal to the amount the counterparty owed the Fund, subject to certain minimum thresholds.

Value of a $10,000 Investment at Net Asset Value*

*The line graph represents historical performance of a hypothetical investment of $10,000 in the ProShares Short Russell2000 from May 31, 2013 to May 31, 2023, assuming the reinvestment of distributions.

Average Annual Total Return as of 5/31/23

	One Year	Five Years	Ten Years
ProShares Short Russell2000	4.07%	-8.18%	-10.95%
Russell 2000 Index	-4.68%	2.74%	7.35%

Expense Ratios**

Fund	Gross	Net
ProShares Short Russell2000	1.00%	0.95%

** Reflects the expense ratio as reported in the Prospectus dated October 1, 2022. Contractual fee waivers are in effect through September 30, 2023. See Financial Highlights for effective expense ratios.

Allocation of Portfolio Holdings & Index Composition as of 5/31/23

Market Exposure

Investment Type	% of Net Assets
Swap Agreements	(94%)
Futures Contracts	(6%)
Total Exposure	(100%)

"Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents.

Russell 2000 Index – Composition

% of Index
Health Care	17.8%
Industrials	16.6%
Financials	15.2%
Information Technology	13.0%
Consumer Discretionary	10.9%
Real Estate	6.3%
Energy	6.1%
Materials	4.3%
Consumer Staples	3.8%
Utilities	3.4%
Communication Services	2.6%

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and NAV will fluctuate so that an investor's shares, when redeemed, may be more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. To obtain performance current to the most recent month please visit www.ProShares.com.

1  Fund returns are based on the NAV of the Fund. This calculation reflects the theoretical reinvestment of distributions, if any, in the Fund as of the ex-date. The impact of transaction costs and the inability to reinvest fractional shares are not reflected in the calculations.

2  The Index is a price return index. The total return and any graph or table reflect the theoretical reinvestment of dividends on securities in the Index. The impact of transaction costs and the deduction of expenses associated with an exchange traded fund such as investment management and accounting fees are not reflected in the Index calculation. It is not possible to invest directly in an Index.

3  1.00 equals perfect correlation. This calculation is based on the daily total return of the Index and the performance of the daily total return of the NAV per share of the Fund.

The above information is not covered by the Report of the Independent Registered Public Accounting Firm.

PROSHARES TRUST MANAGEMENT DISCUSSION OF FUND PERFORMANCE :: SHORT RUSSELL2000 RWM :: XVII

ProShares Short S&P500® (the "Fund") seeks daily investment results, before fees and expenses, that correspond to the inverse (–1x) of the daily performance of the S&P 500® (the "Index"). The Fund does not seek to achieve its stated investment objective over a period of time greater than a single day. The Fund seeks investment results for a single day only, as measured from one net asset value ("NAV") calculation to the next, not for any other period. The return of the Fund for longer periods will be the result of its return for each day compounded over the period. The Fund's returns for periods longer than a single day will very likely differ in amount, and possibly even direction, from the Fund's stated multiple times the return of the Fund's Index for the same period. For the year ended May 31, 2023, the Fund had a total return of –1.31%1. For the same period, the Index had a total return of 2.92%2 and a volatility of 20.93%. For the period, the Fund had an average daily volume of 33,950,777 shares and an average daily statistical correlation of over 0.99 to the inverse of the return of the Index.3

The Fund invests in financial instruments that the Advisor believes, in combination, should produce daily returns consistent with the Fund's investment objective. The Index is constructed and maintained by S&P Dow Jones Indices LLC. The Index is a measure of large-cap U.S. stock market performance. It is a float-adjusted, market capitalization-weighted index of 500 U.S. operating companies and real estate investment trusts selected through a process that factors in criteria such as liquidity, price, market capitalization, financial viability and public float.

During the year ended May 31, 2023, the Fund invested in swap agreements and futures contracts in order to gain inverse exposure to the Index. These derivatives generally tracked the performance of their underlying index and the Fund was generally positively affected from financing rates associated with swap agreements. The Fund entered into swap agreements with counterparties that the Fund's advisor determined to be major, global financial institutions. If a counterparty becomes insolvent or otherwise fails to perform on its obligations, the value of investments in the Fund may decline. The Fund has sought to mitigate this risk by generally requiring counterparties for the Fund to post collateral for the benefit of the Fund, marked to market daily, in an amount approximately equal to the amount the counterparty owed the Fund, subject to certain minimum thresholds.

Value of a $10,000 Investment at Net Asset Value*

*The line graph represents historical performance of a hypothetical investment of $10,000 in the ProShares Short S&P500® from May 31, 2013 to May 31, 2023, assuming the reinvestment of distributions.

Average Annual Total Return as of 5/31/23

	One Year	Five Years	Ten Years
ProShares Short S&P500®	-1.31%	-12.17%	-12.46%
S&P 500 Index	2.92%	11.01%	11.98%

Expense Ratios**

Fund	Gross	Net
ProShares Short S&P500®	0.89%	0.89%

**Reflects the expense ratio as reported in the Prospectus dated October 1, 2022. Contractual fee waivers are in effect through September 30, 2023. See Financial Highlights for effective expense ratios.

Allocation of Portfolio Holdings & Index Composition as of 5/31/23

Market Exposure

Investment Type	% of Net Assets
Swap Agreements	(95%)
Futures Contracts	(5%)
Total Exposure	(100%)

"Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents.

S&P 500 – Composition

% of Index
Information Technology	28.0%
Health Care	13.7%
Financials	12.5%
Consumer Discretionary	10.2%
Communication Services	8.8%
Industrials	8.2%
Consumer Staples	6.9%
Energy	4.2%
Utilities	2.7%
Real Estate	2.4%
Materials	2.4%

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and NAV will fluctuate so that an investor's shares, when redeemed, may be more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. To obtain performance current to the most recent month please visit www.ProShares.com.

1  Fund returns are based on the NAV of the Fund. This calculation reflects the theoretical reinvestment of distributions, if any, in the Fund as of the ex-date. The impact of transaction costs and the inability to reinvest fractional shares are not reflected in the calculations.

2  The Index is a price return index. The total return and any graph or table reflect the theoretical reinvestment of dividends on securities in the Index. The impact of transaction costs and the deduction of expenses associated with an exchange traded fund such as investment management and accounting fees are not reflected in the Index calculation. It is not possible to invest directly in an Index.

3  1.00 equals perfect correlation. This calculation is based on the daily total return of the Index and the performance of the daily total return of the NAV per share of the Fund.

The above information is not covered by the Report of the Independent Registered Public Accounting Firm.

XVIII :: SH SHORT S&P500® :: MANAGEMENT DISCUSSION OF FUND PERFORMANCE PROSHARES TRUST

ProShares Short SmallCap600 (the "Fund") seeks daily investment results, before fees and expenses, that correspond to the inverse (–1x) of the daily performance of the S&P SmallCap 600® (the "Index"). The Fund does not seek to achieve its stated investment objective over a period of time greater than a single day. The Fund seeks investment results for a single day only, as measured from one net asset value ("NAV") calculation to the next, not for any other period. The return of the Fund for longer periods will be the result of its return for each day compounded over the period. The Fund's returns for periods longer than a single day will very likely differ in amount, and possibly even direction, from the Fund's stated multiple times the return of the Fund's Index for the same period. For the year ended May 31, 2023, the Fund had a total return of 7.63%1. For the same period, the Index had a total return of –7.26%2 and a volatility of 23.71%. For the period, the Fund had an average daily volume of 29,186 shares and an average daily statistical correlation of over 0.99 to the inverse of the return of the Index.3

The Fund invests in financial instruments that the Advisor believes, in combination, should produce daily returns consistent with the Fund's investment objective. The Index is constructed and maintained by S&P Dow Jones Indices LLC. The Index is a measure of small-cap company U.S. stock market performance. It is a float-adjusted, market capitalization weighted index of 600 U.S. operating companies and real estate investment trusts selected through a process that factors in criteria such as liquidity, price, market capitalization, financial viability and public float.

During the year ended May 31, 2023, the Fund invested in swap agreements in order to gain inverse exposure to the Index. These derivatives generally tracked the performance of their underlying index and the Fund was generally positively affected from financing rates associated with their use. The Fund entered into swap agreements with counterparties that the Fund's advisor determined to be major, global financial institutions. If a counterparty becomes insolvent or otherwise fails to perform on its obligations, the value of investments in the Fund may decline. The Fund has sought to mitigate this risk by generally requiring counterparties for the Fund to post collateral for the benefit of the Fund, marked to market daily, in an amount approximately equal to the amount the counterparty owed the Fund, subject to certain minimum thresholds.

Value of a $10,000 Investment at Net Asset Value*

*The line graph represents historical performance of a hypothetical investment of $10,000 in the ProShares Short SmallCap600 from May 31, 2013 to May 31, 2023, assuming the reinvestment of distributions.

Average Annual Total Return as of 5/31/23

	One Year	Five Years	Ten Years
ProShares Short SmallCap600	7.63%	-9.11%	-12.12%
S&P SmallCap 600 Index	-7.26%	3.80%	8.92%

Expense Ratios**

Fund	Gross	Net
ProShares Short SmallCap600	2.32%	0.95%

**Reflects the expense ratio as reported in the Prospectus dated October 1, 2022. Contractual fee waivers are in effect through September 30, 2023. See Financial Highlights for effective expense ratios.

Allocation of Portfolio Holdings & Index Composition as of 5/31/23

Market Exposure

Investment Type	% of Net Assets
Swap Agreements	(100%)
Total Exposure	(100%)

"Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents.

S&P SmallCap 600 – Composition

% of Index
Industrials	17.8%
Financials	15.7%
Information Technology	14.6%
Consumer Discretionary	13.7%
Health Care	11.2%
Real Estate	7.1%
Materials	5.6%
Consumer Staples	5.4%
Energy	4.3%
Utilities	2.4%
Communication Services	2.2%

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and NAV will fluctuate so that an investor's shares, when redeemed, may be more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. To obtain performance current to the most recent month please visit www.ProShares.com.

1  Fund returns are based on the NAV of the Fund. This calculation reflects the theoretical reinvestment of distributions, if any, in the Fund as of the ex-date. The impact of transaction costs and the inability to reinvest fractional shares are not reflected in the calculations.

2  The Index is a price return index. The total return and any graph or table reflect the theoretical reinvestment of dividends on securities in the Index. The impact of transaction costs and the deduction of expenses associated with an exchange traded fund such as investment management and accounting fees are not reflected in the Index calculation. It is not possible to invest directly in an Index.

3  1.00 equals perfect correlation. This calculation is based on the daily total return of the Index and the performance of the daily total return of the NAV per share of the Fund.

The above information is not covered by the Report of the Independent Registered Public Accounting Firm.

PROSHARES TRUST MANAGEMENT DISCUSSION OF FUND PERFORMANCE :: SHORT SMALLCAP600 SBB :: XIX

ProShares Ultra 7-10 Year Treasury (the "Fund") seeks daily investment results, before fees and expenses, that correspond to two times (2x) the daily performance of the ICE U.S. Treasury 7-10 Year Bond Index (the "Index"). The Fund does not seek to achieve its stated investment objective over a period of time greater than a single day. The Fund seeks investment results for a single day only, as measured from one net asset value ("NAV") calculation to the next, not for any other period. The return of the Fund for longer periods will be the result of its return for each day compounded over the period. The Fund's returns for periods longer than a single day will very likely differ in amount, and possibly even direction, from the Fund's stated multiple times the return of the Fund's Index for the same period. For the year ended May 31, 2023, the Fund had a total return of –11.25%1. For the same period, the Index had a total return of –2.91%2 and a volatility of 10.48%. For the period, the Fund had an average daily volume of 13,416 shares and an average daily statistical correlation of over 0.99 to twice that of the return of the Index.3

The Fund invests in financial instruments that the Advisor believes, in combination, should produce daily returns consistent with the Fund's investment objective. The Index is constructed and maintained by ICE Data Indices, LLC. The Index includes publicly-issued U.S. Treasury securities with minimum term to maturity greater than seven years and less than or equal to ten years and have $300 million or more of outstanding face value, excluding amounts held by the Federal Reserve System (the "Fed"). In addition, the securities in the Underlying Index must denominated in U.S. dollars and pay a fixed-rate; zero-coupon rate securities are ineligible for the Index. Excluded from the Underlying Index are inflation linked securities, Treasury bills, cash management bills, and any government agency debt issued with or without a government guarantee. The Underlying Index is market value weighted, and the securities in the Underlying Index are updated on the last business day of each month.

During the year ended May 31, 2023, the Fund invested in swap agreements and futures contracts in order to gain leveraged exposure to the Index. These derivatives generally tracked the performance of their underlying index and the Fund was generally negatively affected from financing rates associated with swap agreements. The Fund entered into swap agreements with counterparties that the Fund's advisor determined to be major, global financial institutions. If a counterparty becomes insolvent or otherwise fails to perform on its obligations, the value of investments in the Fund may decline. The Fund has sought to mitigate this risk by generally requiring counterparties for the Fund to post collateral for the benefit of the Fund, marked to market daily, in an amount approximately equal to the amount the counterparty owed the Fund.

Value of a $10,000 Investment at Net Asset Value*

*The line graph represents historical performance of a hypothetical investment of $10,000 in the ProShares Ultra 7-10 Year Treasury from May 31, 2013 to May 31, 2023, assuming the reinvestment of distributions.

Index performance through October 13, 2016 reflects the performance of the Bloomberg Barclays U.S. 7-10 Year Treasury Bond Index. Index performance beginning on October 14, 2016 reflects the performance of the ICE U.S. Treasury 7-10 Year Bond Index.

Average Annual Total Return as of 5/31/23

	One Year	Five Years	Ten Years
ProShares Ultra 7-10 Year Treasury	-11.25%	-1.37%	-0.02%
ICE U.S. Treasury 7-10 Year Bond Index	-2.91%	0.86%	1.16%

Expense Ratios**

Fund	Gross	Net
ProShares Ultra 7-10 Year Treasury	1.41%	0.95%

**Reflects the expense ratio as reported in the Prospectus dated October 1, 2022. Contractual fee waivers are in effect through September 30, 2023. See Financial Highlights for effective expense ratios.

Allocation of Portfolio Holdings & Index Composition as of 5/31/23

Market Exposure

Investment Type	% of Net Assets
Swap Agreements	199%
Futures Contracts	2%
Total Exposure	201%

"Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents.

ICE U.S. Treasury 7-10 Year Bond Index – Composition

% of Index
7-10 Year U.S. Treasury	100%

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and NAV will fluctuate so that an investor's shares, when redeemed, may be more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. To obtain performance current to the most recent month please visit www.ProShares.com.

1  Fund returns are based on the NAV of the Fund. This calculation reflects the theoretical reinvestment of distributions, if any, in the Fund as of the ex-date. The impact of transaction costs and the inability to reinvest fractional shares are not reflected in the calculations.

2  The Index is a total return index. The total return and any graph or table reflect the theoretical reinvestment of dividends on securities in the Index. The impact of transaction costs and the deduction of expenses associated with an exchange traded fund such as investment management and accounting fees are not reflected in the Index calculation. It is not possible to invest directly in an Index.

3  1.00 equals perfect correlation. This calculation is based on the daily total return of the Index and the performance of the daily total return of the NAV per share of the Fund.

The above information is not covered by the Report of the Independent Registered Public Accounting Firm.

XX :: UST ULTRA 7-10 YEAR TREASURY :: MANAGEMENT DISCUSSION OF FUND PERFORMANCE PROSHARES TRUST

ProShares Ultra 20+ Year Treasury (the "Fund") seeks daily investment results, before fees and expenses, that correspond to two times (2x) the daily performance of the ICE U.S. Treasury 20+ Year Bond Index (the "Index"). The Fund does not seek to achieve its stated investment objective over a period of time greater than a single day. The Fund seeks investment results for a single day only, as measured from one net asset value ("NAV") calculation to the next, not for any other period. The return of the Fund for longer periods will be the result of its return for each day compounded over the period. The Fund's returns for periods longer than a single day will very likely differ in amount, and possibly even direction, from the Fund's stated multiple times the return of the Fund's Index for the same period. For the year ended May 31, 2023, the Fund had a total return of –24.39%1. For the same period, the Index had a total return of –9.49%2 and a volatility of 19.47%. For the period, the Fund had an average daily volume of 108,638 shares and an average daily statistical correlation of over 0.99 to twice that of the return of the Index.3

The Fund invests in financial instruments that the Advisor believes, in combination, should produce daily returns consistent with the Fund's investment objective. The Index is constructed and maintained by ICE Data Indices, LLC. The Index includes publicly-issued U.S. Treasury securities with minimum term to maturity greater than or equal to twenty years and has $300 million or more of outstanding face value, excluding amounts held by the Federal Reserve. In addition, the securities in the Underlying Index must be fixed-rate only, excluding zero-coupon rates and denominated in U.S. dollars. Excluded from the Underlying Index are inflation linked securities, Treasury bills, floating rate notes, cash management bills, and any government agency debt issued with or without a government guarantee. The Underlying Index is market value weighted, and the securities in the Underlying Index are updated on the last business day of each month.

During the year ended May 31, 2023, the Fund invested in swap agreements and futures contracts in order to gain leveraged exposure to the Index. These derivatives generally tracked the performance of their underlying index and the Fund was generally negatively affected from financing rates associated with swap agreements. The Fund entered into swap agreements with counterparties that the Fund's advisor determined to be major, global financial institutions. If a counterparty becomes insolvent or otherwise fails to perform on its obligations, the value of investments in the Fund may decline. The Fund has sought to mitigate this risk by generally requiring counterparties for the Fund to post collateral for the benefit of the Fund, marked to market daily, in an amount approximately equal to the amount the counterparty owed the Fund, subject to certain minimum thresholds.

Value of a $10,000 Investment at Net Asset Value*

*The line graph represents historical performance of a hypothetical investment of $10,000 in the ProShares Ultra 20+ Year Treasury from May 31, 2013 to May 31, 2023, assuming the reinvestment of distributions.

Index performance through October 13, 2016 reflects the performance of the Bloomberg Barclays U.S. 20+ Year Treasury Bond Index. Index performance beginning on October 14, 2016 reflects the performance of the ICE U.S. Treasury 20+ Year Bond Index.

Average Annual Total Return as of 5/31/23

	One Year	Five Years	Ten Years
ProShares Ultra 20+ Year Treasury	-24.39%	-7.36%	-1.20%
ICE U.S. Treasury 20+ Year Bond Index	-9.49%	-1.18%	1.42%

Expense Ratios**

Fund	Gross	Net
ProShares Ultra 20+ Year Treasury	1.11%	0.95%

**Reflects the expense ratio as reported in the Prospectus dated October 1, 2022. Contractual fee waivers are in effect through September 30, 2023. See Financial Highlights for effective expense ratios.

Allocation of Portfolio Holdings & Index Composition as of 5/31/23

Market Exposure

Investment Type	% of Net Assets
Swap Agreements	197%
Futures Contracts	3%
Total Exposure	200%

"Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents.

ICE U.S. Treasury 20+ Year Bond Index – Composition

% of Index
20+ Year U.S. Treasury	100%

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and NAV will fluctuate so that an investor's shares, when redeemed, may be more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. To obtain performance current to the most recent month please visit www.ProShares.com.

1  Fund returns are based on the NAV of the Fund. This calculation reflects the theoretical reinvestment of distributions, if any, in the Fund as of the ex-date. The impact of transaction costs and the inability to reinvest fractional shares are not reflected in the calculations.

2  The Index is a total return index. The total return and any graph or table reflect the theoretical reinvestment of dividends on securities in the Index. The impact of transaction costs and the deduction of expenses associated with an exchange traded fund such as investment management and accounting fees are not reflected in the Index calculation. It is not possible to invest directly in an Index.

3  1.00 equals perfect correlation. This calculation is based on the daily total return of the Index and the performance of the daily total return of the NAV per share of the Fund.

The above information is not covered by the Report of the Independent Registered Public Accounting Firm.

PROSHARES TRUST MANAGEMENT DISCUSSION OF FUND PERFORMANCE :: ULTRA 20+ YEAR TREASURY UBT :: XXI

ProShares Ultra Communication Services (formerly known as ProShares Ultra Telecommunications) (the "Fund") seeks daily investment results, before fees and expenses, that correspond to two times (2x) the daily performance of the S&P Communication Services Select Sector Index (the "Index"). The Fund does not seek to achieve its stated investment objective over a period of time greater than a single day. The Fund seeks investment results for a single day only, as measured from one net asset value ("NAV") calculation to the next, not for any other period. The return of the Fund for longer periods will be the result of its return for each day compounded over the period. The Fund's returns for periods longer than a single day will very likely differ in amount, and possibly even direction, from the Fund's stated multiple times the return of the Fund's Index for the same period. For the year ended May 31, 2023, the Fund had a total return of 1.98%1. For the same period, the Index had a total return of 4.47%2 and a volatility of 28.14%. For the period, the Fund had an average daily volume of 2,013 shares and an average daily statistical correlation of over 0.99 to twice that of the return of the Index.3

The Fund invests in financial instruments that the Advisor believes, in combination, should produce daily returns consistent with the Fund's investment objective. The Index is constructed and maintained by S&P Dow Jones Indices LLC. The Index is designed to measure the stock performance of U.S. companies in the telecommunications sector.

During the year ended May 31, 2023, the Fund invested in swap agreements in order to gain leveraged exposure to the Index. These derivatives generally tracked the performance of their underlying index and the Fund was generally negatively affected by financing rates associated with their use. The Fund entered into swap agreements with counterparties that the Fund's advisor determined to be major, global financial institutions. If a counterparty becomes insolvent or otherwise fails to perform on its obligations, the value of investments in the Fund may decline. The Fund has sought to mitigate this risk by generally requiring counterparties for the Fund to post collateral for the benefit of the Fund, marked to market daily, in an amount approximately equal to the amount the counterparty owed the Fund, subject to certain minimum thresholds.

Value of a $10,000 Investment at Net Asset Value*

*The line graph represents historical performance of a hypothetical investment of $10,000 in the ProShares Ultra Communication Services from May 31, 2013 to May 31, 2023, assuming the reinvestment of distributions.

Average Annual Total Return as of 5/31/23

	One Year	Five Years	Ten Years
ProShares Ultra Communication Services	1.98%	3.65%	2.73%
Dow Jones U.S. Select Telecommunications Index	-8.04%	2.80%	3.04%
S&P Communication Services Select Sector Index**	4.47%	6.96%	11.18%

Expense Ratios***

Fund	Gross	Net
ProShares Ultra Communication Services	5.55%	0.95%

**On March 17, 2023, the Fund's underlying Index changed from the Dow Jones U.S. Select TelecommunicationsSM Index to the S&P Communication Services Select Sector Index in order to match the Fund's underlying Index to its investment objective.

***Reflects the expense ratio as reported in the Prospectus dated October 1, 2022. Contractual fee waivers are in effect through September 30, 2023. See Financial Highlights for effective expense ratios.

Allocation of Portfolio Holdings & Index Composition as of 5/31/23

Market Exposure

Investment Type	% of Net Assets
Equity Securities	70%
Swap Agreements	129%
Total Exposure	199%

"Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents.

Largest Equity Holdings

Company	% of Net Assets
Meta Platforms, Inc., Class A	18.1%
Alphabet, Inc., Class A	9.8%
Alphabet, Inc., Class C	8.6%
Netflix, Inc.	3.6%
Comcast Corp., Class A	2.9%

S&P Communication Services Select Sector Index – Composition

% of Index
Interactive Media & Services	45.9%
Entertainment	22.2%
Media	15.4%
Diversified Telecommunication Services	12.1%
Wireless Telecommunication Services	4.4%

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and NAV will fluctuate so that an investor's shares, when redeemed, may be more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. To obtain performance current to the most recent month please visit www.ProShares.com.

1  Fund returns are based on the NAV of the Fund. This calculation reflects the theoretical reinvestment of distributions, if any, in the Fund as of the ex-date. The impact of transaction costs and the inability to reinvest fractional shares are not reflected in the calculations.

2  The Index is a price return index. The total return and any graph or table reflect the theoretical reinvestment of dividends on securities in the Index. The impact of transaction costs and the deduction of expenses associated with an exchange traded fund such as investment management and accounting fees are not reflected in the Index calculation. It is not possible to invest directly in an Index.

3  1.00 equals perfect correlation. This calculation is based on the daily total return of the Index and the performance of the daily total return of the NAV per share of the Fund.

The above information is not covered by the Report of the Independent Registered Public Accounting Firm.

XXII :: LTL ULTRA COMMUNICATION SERVICES :: MANAGEMENT DISCUSSION OF FUND PERFORMANCE PROSHARES TRUST

ProShares Ultra Consumer Discretionary (formerly known as ProShares Ultra Consumer Services) (the "Fund") seeks daily investment results, before fees and expenses, that correspond to two times (2x) the daily performance of the S&P Consumer Discretionary Select Sector Index (the "Index"). The Fund does not seek to achieve its stated investment objective over a period of time greater than a single day. The Fund seeks investment results for a single day only, as measured from one net asset value ("NAV") calculation to the next, not for any other period. The return of the Fund for longer periods will be the result of its return for each day compounded over the period. The Fund's returns for periods longer than a single day will very likely differ in amount, and possibly even direction, from the Fund's stated multiple times the return of the Fund's Index for the same period. For the year ended May 31, 2023, the Fund had a total return of –6.57%1. For the same period, the Index had a total return of –0.83%2 and a volatility of 28.59%. For the period, the Fund had an average daily volume of 2,298 shares and an average daily statistical correlation of over 0.99 to twice that of the return of the Index.3

The Fund invests in financial instruments that the Advisor believes, in combination, should produce daily returns consistent with the Fund's investment objective. The Index is constructed and maintained by S&P Dow Jones Indices LLC. The Index is designed to measure the stock performance of U.S. companies in the consumer services industry. Component companies include, among others, airlines, broadcasting and entertainment, apparel and broadline retailers, food and drug retailers, media agencies, publishing, gambling, hotels, restaurants and bars, and travel and tourism. The Index is a market cap weighted index that is updated in March, June, September and December.

During the year ended May 31, 2023, the Fund invested in swap agreements in order to gain leveraged exposure to the Index. These derivatives generally tracked the performance of their underlying index and the Fund was generally negatively impacted by financing rates associated with their use. The Fund entered into swap agreements with counterparties that the Fund's advisor determined to be major, global financial institutions. If a counterparty becomes insolvent or otherwise fails to perform on its obligations, the value of investments in the Fund may decline. The Fund has sought to mitigate this risk by generally requiring counterparties for the Fund to post collateral for the benefit of the Fund, marked to market daily, in an amount approximately equal to the amount the counterparty owed the Fund, subject to certain minimum thresholds.

Value of a $10,000 Investment at Net Asset Value*

*The line graph represents historical performance of a hypothetical investment of $10,000 in ProShares Ultra Consumer Discretionary from May 31, 2013 to May 31, 2023, assuming the reinvestment of distributions.

Average Annual Total Return as of 5/31/23

	One Year	Five Years	Ten Years
ProShares Ultra Consumer Discretionary	-6.57%	4.78%	15.03%
Dow Jones U.S. Consumer Services Index	3.00%	7.13%	10.74%
S&P Consumer Discretionary Select Sector Index**	-0.83%	8.70%	11.97%

Expense Ratios***

Fund	Gross	Net
ProShares Ultra Consumer Discretionary	1.32%	0.95%

**On March 17, 2023, the Fund's underlying Index changed from the Dow Jones U.S. Consumer ServicesSM Index to the S&P Consumer Discretionary Select Sector Index in order to match the Fund's underlying Index to its investment objective.

***Reflects the expense ratio as reported in the Prospectus dated October 1, 2022. Contractual fee waivers are in effect through September 30, 2023. See Financial Highlights for effective expense ratios.

Allocation of Portfolio Holdings & Index Composition as of 5/31/23

Market Exposure

Investment Type	% of Net Assets
Equity Securities	78%
Swap Agreements	122%
Total Exposure	200%

"Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents.

Largest Equity Holdings

Company	% of Net Assets
Amazon.com, Inc.	20.4%
Tesla, Inc.	12.8%
Home Depot, Inc. (The)	6.7%
McDonald's Corp.	3.5%
NIKE, Inc., Class B	3.1%

S&P Consumer Discretionary Select Sector Index – Composition

% of Index
Retailing	50.7%
Consumer Services	20.4%
Automobiles & Components	20.3%
Consumer Durables & Apparel	8.6%

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of Fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor's shares, when redeemed, may be more or less than the original cost. To obtain performance current to the most recent month please visit www.ProShares.com.

1  Fund returns are based on the NAV of the Fund. This calculation reflects the theoretical reinvestment of distributions, if any, in the Fund as of the ex-date. The impact of transaction costs and the inability to reinvest fractional shares are not reflected in the calculations.

2  The Index is a price return index. The total return and any graph or table reflect the theoretical reinvestment of dividends on securities in the Index. The impact of transaction costs and the deduction of expenses associated with an exchange traded fund such as investment management and accounting fees are not reflected in the Index calculation. It is not possible to invest directly in an Index.

3  1.00 equals perfect correlation. This calculation is based on the daily total return of the Index and the performance of the daily total return of the NAV per share of the Fund.

The above information is not covered by the Report of the Independent Registered Public Accounting Firm.

PROSHARES TRUST MANAGEMENT DISCUSSION OF FUND PERFORMANCE :: ULTRA CONSUMER DISCRETIONARY UCC :: XXIII

ProShares Ultra Consumer Staples (formerly known as ProShares Ultra Consumer Goods) (the "Fund") seeks daily investment results, before fees and expenses, that correspond to two times (2x) the daily performance of the S&P Consumer Staples Select Sector Index (the "Index"). The Fund does not seek to achieve its stated investment objective over a period of time greater than a single day. The Fund seeks investment results for a single day only, as measured from one net asset value ("NAV") calculation to the next, not for any other period. The return of the Fund for longer periods will be the result of its return for each day compounded over the period. The Fund's returns for periods longer than a single day will very likely differ in amount, and possibly even direction, from the Fund's stated multiple times the return of the Fund's Index for the same period. For the year ended May 31, 2023, the Fund had a total return of –21.33%1. For the same period, the Index had a total return of 0.22%2 and a volatility of 14.73%. For the period, the Fund had an average daily volume of 4,335 shares and an average daily statistical correlation of over 0.99 to twice that of the return of the Index.3

The Fund invests in financial instruments that the Advisor believes, in combination, should produce daily returns consistent with the Fund's investment objective. The Index is constructed and maintained by S&P Dow Jones Indices LLC. The Index is designed to measure the stock performance of U.S. companies in the consumer goods industry. Component companies include, among others, automobiles and auto parts and tires, brewers and distillers, farming and fishing, durable and non-durable household product manufacturers, cosmetic companies, food and tobacco products, clothing, accessories and footwear.

During the year ended May 31, 2023, the Fund invested in swap agreements in order to gain leveraged exposure to the Index. These derivatives generally tracked the performance of their underlying index and the Fund was generally negatively impacted by financing rates associated with their use. The Fund entered into swap agreements with counterparties that the Fund's advisor determined to be major, global financial institutions. If a counterparty becomes insolvent or otherwise fails to perform on its obligations, the value of investments in the Fund may decline. The Fund has sought to mitigate this risk by generally requiring counterparties for the Fund to post collateral for the benefit of the Fund, marked to market daily, in an amount approximately equal to the amount the counterparty owed the Fund, subject to certain minimum thresholds.

Value of a $10,000 Investment at Net Asset Value*

*The line graph represents historical performance of a hypothetical investment of $10,000 in the ProShares Ultra Consumer Staples from May 31, 2013 to May 31, 2023, assuming the reinvestment of distributions.

Average Annual Total Return as of 5/31/23

	One Year	Five Years	Ten Years
ProShares Ultra Consumer Staples	-21.33%	11.40%	12.40%
Dow Jones U.S. Consumer Goods Index	-5.46%	10.05%	9.16%
S&P Consumer Staples Select Sector Index**	0.22%	10.97%	9.12%

Expense Ratios***

Fund	Gross	Net
ProShares Ultra Consumer Staples	1.80%	0.95%

**On March 17, 2023, the Fund's underlying Index changed from the Dow Jones U.S. Consumer GoodsSM Index to the S&P Consumer Staples Select Sector Index in order to match the Fund's underlying Index to its investment objective.

***Reflects the expense ratio as reported in the Prospectus dated October 1, 2022. Contractual fee waivers are in effect through September 30, 2023. See Financial Highlights for effective expense ratios.

Allocation of Portfolio Holdings & Index Composition as of 5/31/23

Market Exposure

Investment Type	% of Net Assets
Equity Securities	82%
Swap Agreements	118%
Total Exposure	200%

"Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents.

Largest Equity Holdings

Company	% of Net Assets
Procter & Gamble Co. (The)	11.5%
PepsiCo, Inc.	8.6%
Coca-Cola Co. (The)	7.9%
Costco Wholesale Corp.	7.8%
Walmart, Inc.	3.9%

S&P Consumer Staples Select Sector Index – Composition

% of Index
Food, Beverage & Tobacco	52.5%
Food & Staples Retailing	24.5%
Household & Personal Products	23.0%

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and NAV will fluctuate so that an investor's shares, when redeemed, may be more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. To obtain performance current to the most recent month please visit www.ProShares.com.

1  Fund returns are based on the NAV of the Fund. This calculation reflects the theoretical reinvestment of distributions, if any, in the Fund as of the ex-date. The impact of transaction costs and the inability to reinvest fractional shares are not reflected in the calculations.

2  The Index is a price return index. The total return and any graph or table reflect the theoretical reinvestment of dividends on securities in the Index. The impact of transaction costs and the deduction of expenses associated with an exchange traded fund such as investment management and accounting fees are not reflected in the Index calculation. It is not possible to invest directly in an Index.

3  1.00 equals perfect correlation. This calculation is based on the daily total return of the Index and the performance of the daily total return of the NAV per share of the Fund.

The above information is not covered by the Report of the Independent Registered Public Accounting Firm.

XXIV :: UGE ULTRA CONSUMER STAPLES :: MANAGEMENT DISCUSSION OF FUND PERFORMANCE PROSHARES TRUST

ProShares Ultra Dow30SM (the "Fund") seeks daily investment results, before fees and expenses, that correspond to two times (2x) the daily performance of the Dow Jones Industrial AverageSM (the "Index"). The Fund does not seek to achieve its stated investment objective over a period of time greater than a single day. The Fund seeks investment results for a single day only, as measured from one net asset value ("NAV") calculation to the next, not for any other period. The return of the Fund for longer periods will be the result of its return for each day compounded over the period. The Fund's returns for periods longer than a single day will very likely differ in amount, and possibly even direction, from the Fund's stated multiple times the return of the Fund's Index for the same period. For the year ended May 31, 2023, the Fund had a total return of –4.35%1. For the same period, the Index had a total return of 1.96%2 and a volatility of 17.51%. For the period, the Fund had an average daily volume of 395,770 shares and an average daily statistical correlation of over 0.99 to twice that of the return of the Index.3

The Fund invests in financial instruments that the Advisor believes, in combination, should produce daily returns consistent with the Fund's investment objective. The Index is constructed and maintained by S&P Dow Jones Indices LLC. The Index is a price-weighted index and includes 30 large-cap, "blue-chip" U.S. stocks, excluding utility and transportation companies.

During the year ended May 31, 2023, the Fund invested in swap agreements and futures contracts in order to gain leveraged exposure to the Index. These derivatives generally tracked the performance of their underlying index and the Fund was generally negatively impacted by financing rates associated with swap agreements. The Fund entered into swap agreements with counterparties that the Fund's advisor determined to be major, global financial institutions. If a counterparty becomes insolvent or otherwise fails to perform on its obligations, the value of investments in the Fund may decline. The Fund has sought to mitigate this risk by generally requiring counterparties for the Fund to post collateral for the benefit of the Fund, marked to market daily, in an amount approximately equal to the amount the counterparty owed the Fund, subject to certain minimum thresholds.

Value of a $10,000 Investment at Net Asset Value*

*The line graph represents historical performance of a hypothetical investment of $10,000 in the ProShares Ultra Dow30SM from May 31, 2013 to May 31, 2023, assuming the reinvestment of distributions.

Average Annual Total Return as of 5/31/23

	One Year	Five Years	Ten Years
ProShares Ultra Dow30SM	-4.35%	8.59%	15.52%
Dow Jones Industrial Average Index	1.96%	8.48%	10.61%

Expense Ratios**

Fund	Gross	Net
ProShares Ultra Dow30SM	0.95%	0.95%

**Reflects the expense ratio as reported in the Prospectus dated October 1, 2022. Contractual fee waivers are in effect through September 30, 2023. See Financial Highlights for effective expense ratios.

Allocation of Portfolio Holdings & Index Composition as of 5/31/23

Market Exposure

Investment Type	% of Net Assets
Equity Securities	84%
Swap Agreements	111%
Futures Contracts	5%
Total Exposure	200%

"Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents.

Largest Equity Holdings

Company	% of Net Assets
UnitedHealth Group, Inc.	8.2%
Microsoft Corp.	5.5%
Goldman Sachs Group, Inc. (The)	5.5%
McDonald's Corp.	4.8%
Home Depot, Inc. (The)	4.8%

Dow Jones Industrial
Average – Composition

% of Index
Financials	20.2%
Health Care	19.5%
Information Technology	18.8%
Industrials	13.9%
Consumer Discretionary	13.5%
Consumer Staples	7.6%
Energy	3.0%
Communication Services	2.5%
Materials	1.0%

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and NAV will fluctuate so that an investor's shares, when redeemed, may be more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. To obtain performance current to the most recent month please visit www.ProShares.com.

1  Fund returns are based on the NAV of the Fund. This calculation reflects the theoretical reinvestment of distributions, if any, in the Fund as of the ex-date. The impact of transaction costs and the inability to reinvest fractional shares are not reflected in the calculations.

2  The Index is a price return index. The total return and any graph or table reflect the theoretical reinvestment of dividends on securities in the Index. The impact of transaction costs and the deduction of expenses associated with an exchange traded fund such as investment management and accounting fees are not reflected in the Index calculation. It is not possible to invest directly in an Index.

3  1.00 equals perfect correlation. This calculation is based on the daily total return of the Index and the performance of the daily total return of the NAV per share of the Fund.

The above information is not covered by the Report of the Independent Registered Public Accounting Firm.

PROSHARES TRUST MANAGEMENT DISCUSSION OF FUND PERFORMANCE :: ULTRA DOW30SM DDM :: XXV

ProShares Ultra Energy (formerly known as ProShares Ultra Oil & Gas) (the "Fund") seeks daily investment results, before fees and expenses, that correspond to two times (2x) the daily performance of the S&P Energy Select Sector Index (the "Index"). The Fund does not seek to achieve its stated investment objective over a period of time greater than a single day. The Fund seeks investment results for a single day only, as measured from one net asset value ("NAV") calculation to the next, not for any other period. The return of the Fund for longer periods will be the result of its return for each day compounded over the period. The Fund's returns for periods longer than a single day will very likely differ in amount, and possibly even direction, from the Fund's stated multiple times the return of the Fund's Index for the same period. For the year ended May 31, 2023, the Fund had a total return of –27.74%1. For the same period, the Index had a total return of –8.23%2 and a volatility of 32.99%. For the period, the Fund had an average daily volume of 164,912 shares and an average daily statistical correlation of over 0.99 to twice that of the return of the Index.3

The Fund invests in financial instruments that the Advisor believes, in combination, should produce daily returns consistent with the Fund's investment objective. The Index is constructed and maintained by S&P Dow Jones Indices LLC. The Index is designed to measure the stock performance of U.S. companies in the oil and gas sector. Component companies typically are engaged in the following activities related to oil and gas sector, among others, exploration and production, integrated oil and gas, oil equipment and services, pipelines, renewable energy equipment companies and alternative fuel producers.

During the year ended May 31, 2023, the Fund invested in swap agreements in order to gain leveraged exposure to the Index. These derivatives generally tracked the performance of their underlying index and the Fund was generally negatively impacted by financing rates associated with their use. The Fund entered into swap agreements with counterparties that the Fund's advisor determined to be major, global financial institutions. If a counterparty becomes insolvent or otherwise fails to perform on its obligations, the value of investments in the Fund may decline. The Fund has sought to mitigate this risk by generally requiring counterparties for the Fund to post collateral for the benefit of the Fund, marked to market daily, in an amount approximately equal to the amount the counterparty owed the Fund, subject to certain minimum thresholds.

Value of a $10,000 Investment at Net Asset Value*

*The line graph represents historical performance of a hypothetical investment of $10,000 in the ProShares Ultra Energy from May 31, 2013 to May 31, 2023, assuming the reinvestment of distributions.

Average Annual Total Return as of 5/31/23

	One Year	Five Years	Ten Years
ProShares Ultra Energy	-27.74%	-8.24%	-6.26%
Dow Jones U.S. Oil & Gas Index	-7.64%	4.43%	2.69%
S&P Energy Select Sector Index**	-8.23%	5.34%	3.43%

Expense Ratios***

Fund	Gross	Net
ProShares Ultra Energy	0.99%	0.95%

**On March 17, 2023, the Fund's underlying Index changed from the Dow Jones U.S. Oil & GasSM Index to the S&P Energy Select Sector Index in order to match the Fund's underlying Index to its investment objective

***Reflects the expense ratio as reported in the Prospectus dated October 1, 2022. Contractual fee waivers are in effect through September 30, 2023. See Financial Highlights for effective expense ratios.

Allocation of Portfolio Holdings & Index Composition as of 5/31/23

Market Exposure

Investment Type	% of Net Assets
Equity Securities	79%
Swap Agreements	121%
Total Exposure	200%

"Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents.

Largest Equity Holdings

Company	% of Net Assets
Exxon Mobil Corp.	18.5%
Chevron Corp.	15.6%
EOG Resources, Inc.	3.7%
ConocoPhillips	3.6%
Schlumberger NV	3.2%

S&P Energy Select Sector Index – Composition

% of Index
Oil, Gas & Consumable Fuels	91.5%
Energy Equipment & Services	8.5%

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and NAV will fluctuate so that an investor's shares, when redeemed, may be more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. To obtain performance current to the most recent month please visit www.ProShares.com.

1  Fund returns are based on the NAV of the Fund. This calculation reflects the theoretical reinvestment of distributions, if any, in the Fund as of the ex-date. The impact of transaction costs and the inability to reinvest fractional shares are not reflected in the calculations.

2  The Index is a price return index. The total return and any graph or table reflect the theoretical reinvestment of dividends on securities in the Index. The impact of transaction costs and the deduction of expenses associated with an exchange traded fund such as investment management and accounting fees are not reflected in the Index calculation. It is not possible to invest directly in an Index.

3  1.00 equals perfect correlation. This calculation is based on the daily total return of the Index and the performance of the daily total return of the NAV per share of the Fund.

The above information is not covered by the Report of the Independent Registered Public Accounting Firm.

XXVI :: DIG ULTRA ENERGY :: MANAGEMENT DISCUSSION OF FUND PERFORMANCE PROSHARES TRUST

ProShares Ultra Financials (the "Fund") seeks daily investment results, before fees and expenses, that correspond to two times (2x) the daily performance of the S&P Financial Select Sector Index (the "Index"). The Fund does not seek to achieve its stated investment objective over a period of time greater than a single day. The Fund seeks investment results for a single day only, as measured from one net asset value ("NAV") calculation to the next, not for any other period. The return of the Fund for longer periods will be the result of its return for each day compounded over the period. The Fund's returns for periods longer than a single day will very likely differ in amount, and possibly even direction, from the Fund's stated multiple times the return of the Fund's Index for the same period. For the year ended May 31, 2023, the Fund had a total return of –24.13%1. For the same period, the Index had a total return of –8.55%2 and a volatility of 22.76%. For the period, the Fund had an average daily volume of 33,861 shares and an average daily statistical correlation of over 0.99 to twice that of the return of the Index.3

The Fund invests in financial instruments that the Advisor believes, in combination, should produce daily returns consistent with the Fund's investment objective. The Index is constructed and maintained by S&P Dow Jones Indices LLC. The Index is designed to measure the stock performance of U.S. companies in the financials industry. Component companies include: among others, regional banks; major U.S. domiciled international banks; full line, life, and property and casualty insurance companies; companies that invest, directly or indirectly, in real estate; diversified financial companies such as credit card issuers, check cashing companies, mortgage lenders and investment advisors; securities brokers and dealers including investment banks, merchant banks and online brokers; and publicly traded stock exchanges.

During the year ended May 31, 2023, the Fund invested in swap agreements in order to gain leveraged exposure to the Index. These derivatives generally tracked the performance of their underlying index and the Fund was generally negatively impacted by financing rates associated with their use. The Fund entered into swap agreements with counterparties that the Fund's advisor determined to be major, global financial institutions. If a counterparty becomes insolvent or otherwise fails to perform on its obligations, the value of investments in the Fund may decline. The Fund has sought to mitigate this risk by generally requiring counterparties for the Fund to post collateral for the benefit of the Fund, marked to market daily, in an amount approximately equal to the amount the counterparty owed the Fund, subject to certain minimum thresholds.

Value of a $10,000 Investment at Net Asset Value*

*The line graph represents historical performance of a hypothetical investment of $10,000 in the ProShares Ultra Financials from May 31, 2013 to May 31, 2023, assuming the reinvestment of distributions.

Average Annual Total Return as of 5/31/23

	One Year	Five Years	Ten Years
ProShares Ultra Financials	-24.13%	1.52%	11.05%
Dow Jones U.S. Financials Index	-8.37%	5.77%	9.08%
S&P Financial Select Sector Index**	-8.55%	5.40%	9.22%

Expense Ratios***

Fund	Gross	Net
ProShares Ultra Financials	0.95%	0.95%

**On March 17, 2023, the Fund's underlying Index changed from the Dow Jones U.S. FinancialsSM Index to the S&P Financial Select Sector Index in order to match the Fund's underlying Index to its investment objective.

***Reflects the expense ratio as reported in the Prospectus dated October 1, 2022. Contractual fee waivers are in effect through September 30, 2023. See Financial Highlights for effective expense ratios.

Allocation of Portfolio Holdings & Index Composition as of 5/31/23

Market Exposure

Investment Type	% of Net Assets
Equity Securities	74%
Swap Agreements	126%
Total Exposure	200%

"Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents.

Largest Equity Holdings

Company	% of Net Assets
Berkshire Hathaway, Inc., Class B	9.8%
JPMorgan Chase & Co.	6.7%
Visa, Inc., Class A	6.1%
Mastercard, Inc., Class A	5.2%
Bank of America Corp.	3.3%

S&P Financial Select Sector Index – Composition

% of Index
Diversified Financials	59.3%
Banks	24.2%
Insurance	16.5%

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and NAV will fluctuate so that an investor's shares, when redeemed, may be more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. To obtain performance current to the most recent month please visit www.ProShares.com.

1  Fund returns are based on the NAV of the Fund. This calculation reflects the theoretical reinvestment of distributions, if any, in the Fund as of the ex-date. The impact of transaction costs and the inability to reinvest fractional shares are not reflected in the calculations.

2  The Index is a price return index. The total return and any graph or table reflect the theoretical reinvestment of dividends on securities in the Index. The impact of transaction costs and the deduction of expenses associated with an exchange traded fund such as investment management and accounting fees are not reflected in the Index calculation. It is not possible to invest directly in an Index.

3  1.00 equals perfect correlation. This calculation is based on the daily total return of the Index and the performance of the daily total return of the NAV per share of the Fund.

The above information is not covered by the Report of the Independent Registered Public Accounting Firm.

PROSHARES TRUST MANAGEMENT DISCUSSION OF FUND PERFORMANCE :: ULTRA FINANCIALS UYG :: XXVII

ProShares Ultra FTSE China 50 (the "Fund") seeks daily investment results, before fees and expenses, that correspond to two times (2x) the daily performance of the FTSE China 50 Index (the "Index"). The Fund does not seek to achieve its stated investment objective over a period of time greater than a single day. The Fund seeks investment results for a single day only, as measured from one net asset value ("NAV") calculation to the next, not for any other period. The return of the Fund for longer periods will be the result of its return for each day compounded over the period. The Fund's returns for periods longer than a single day will very likely differ in amount, and possibly even direction, from the Fund's stated multiple times the return of the Fund's Index for the same period. For the year ended May 31, 2023, the Fund had a total return of –42.94%1. For the same period, the Index had a total return of –16.66%2 and a volatility of 34.22%. For the period, the Fund had an average daily volume of 16,209 shares and an average daily statistical correlation of over 0.99 to twice that of the return of the Index.3

The Fund invests in financial instruments that the Advisor believes, in combination, should produce daily returns consistent with the Fund's investment objective. The Index is constructed and maintained by FTSE International Limited. The Index comprises 50 of the largest and most liquid Chinese stocks (H Shares, Red Chips, and P Chips) listed and trading on the Hong Kong Exchange (HKEx). Stocks are free-float weighted to ensure that only the investable opportunity set is included within the indexes and individual constituent weights are capped at 9% on a quarterly basis to avoid over-concentration in any one stock.

During the year ended May 31, 2023, the Fund invested in swap agreements in order to gain leveraged exposure to the Index. These derivatives generally tracked the performance of their underlying index and the Fund was generally negatively impacted by financing rates associated with their use. The Fund entered into swap agreements with counterparties that the Fund's advisor determined to be major, global financial institutions. If a counterparty becomes insolvent or otherwise fails to perform on its obligations, the value of investments in the Fund may decline. The Fund has sought to mitigate this risk by generally requiring counterparties for the Fund to post collateral for the benefit of the Fund, marked to market daily, in an amount approximately equal to the amount the counterparty owed the Fund, subject to certain minimum thresholds.

Value of a $10,000 Investment at Net Asset Value*

*The line graph represents historical performance of a hypothetical investment of $10,000 in the ProShares Ultra FTSE China 50 from May 31, 2013 to May 31, 2023, assuming the reinvestment of distributions.

Average Annual Total Return as of 5/31/23

	One Year	Five Years	Ten Years
ProShares Ultra FTSE China 50	-42.94%	-26.22%	-9.52%
FTSE China 50 Index	-16.66%	-8.24%	-0.09%

Expense Ratios**

Fund	Gross	Net
ProShares Ultra FTSE China 50	1.49%	0.95%

**Reflects the expense ratio as reported in the Prospectus dated October 1, 2022. Contractual fee waivers are in effect through September 30, 2023. See Financial Highlights for effective expense ratios.

Allocation of Portfolio Holdings & Index Composition as of 5/31/23

Market Exposure

Investment Type	% of Net Assets
Swap Agreements	200%
Total Exposure	200%

"Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents.

FTSE China 50 Index – Composition

% of Index
Consumer Discretionary	34.0%
Financials	29.2%
Communication Services	18.3%
Energy	4.9%
Consumer Staples	3.1%
Real Estate	2.6%
Health Care	2.5%
Information Technology	2.4%
Materials	1.6%
Industrials	1.4%

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and NAV will fluctuate so that an investor's shares, when redeemed, may be more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. To obtain performance current to the most recent month please visit www.ProShares.com.

1  Fund returns are based on the NAV of the Fund. This calculation reflects the theoretical reinvestment of distributions, if any, in the Fund as of the ex-date. The impact of transaction costs and the inability to reinvest fractional shares are not reflected in the calculations.

2  The Index is a price return index. The total return and any graph or table reflect the theoretical reinvestment of dividends on securities in the Index. The impact of transaction costs and the deduction of expenses associated with an exchange traded fund such as investment management and accounting fees are not reflected in the Index calculation. It is not possible to invest directly in an Index.

3  1.00 equals perfect correlation. Because the level of the Index is not determined at the same time that the Fund's NAV is calculated, correlation to the Index is measured by comparing the daily total return of one or more U.S. exchange traded securities or instruments that reflect the values of securities underlying the Index as of the Fund's NAV calculation time to the daily total return of the NAV per share of the Fund.

The above information is not covered by the Report of the Independent Registered Public Accounting Firm.

XXVIII :: XPP ULTRA FTSE CHINA 50 :: MANAGEMENT DISCUSSION OF FUND PERFORMANCE PROSHARES TRUST

ProShares Ultra FTSE Europe (the "Fund") seeks daily investment results, before fees and expenses, that correspond to two times (2x) the daily performance of the FTSE Developed Europe All Cap Index (the "Index"). The Fund does not seek to achieve its stated investment objective over a period of time greater than a single day. The Fund seeks investment results for a single day only, as measured from one net asset value ("NAV") calculation to the next, not for any other period. The return of the Fund for longer periods will be the result of its return for each day compounded over the period. The Fund's returns for periods longer than a single day will very likely differ in amount, and possibly even direction, from the Fund's stated multiple times the return of the Fund's Index for the same period. For the year ended May 31, 2023, the Fund had a total return of –2.28%1. For the same period, the Index had a total return of 3.60%2 and a volatility of 21.38%. For the period, the Fund had an average daily volume of 2,045 shares and an average daily statistical correlation of over 0.99 to twice that of the return of the Index.3

The Fund invests in financial instruments that the Advisor believes, in combination, should produce daily returns consistent with the Fund's investment objective. The Index is constructed and maintained by FTSE International Limited. The Index is a free float-adjusted market cap weighted index representing the performance of large, mid- and small cap companies in Developed European markets, including the United Kingdom.

During the year ended May 31, 2023, the Fund invested in swap agreements in order to gain leveraged exposure to the Index. These derivatives generally tracked the performance of their underlying index and the Fund was generally negatively impacted by financing rates associated with their use. The Fund entered into swap agreements with counterparties that the Fund's advisor determined to be major, global financial institutions. If a counterparty becomes insolvent or otherwise fails to perform on its obligations, the value of investments in the Fund may decline. The Fund has sought to mitigate this risk by generally requiring counterparties for the Fund to post collateral for the benefit of the Fund, marked to market daily, in an amount approximately equal to the amount the counterparty owed the Fund, subject to certain minimum thresholds.

Value of a $10,000 Investment at Net Asset Value*

*The line graph represents historical performance of a hypothetical investment of $10,000 in the ProShares Ultra FTSE Europe from May 31, 2013 to May 31, 2023, assuming the reinvestment of distributions.

Index performance from May 31, 2013 through August 31, 2016 reflects the performance of the FTSE Developed Europe Index. Index performance beginning on September 1, 2016 reflects the performance of the FTSE Developed Europe All Cap Index.

Average Annual Total Return as of 5/31/23

	One Year	Five Years	Ten Years
ProShares Ultra FTSE Europe	-2.28%	-0.34%	3.79%
FTSE Developed Europe All Cap Index®	3.60%	3.89%	5.02%

Expense Ratios**

Fund	Gross	Net
ProShares Ultra FTSE Europe	2.61%	0.95%

**Reflects the expense ratio as reported in the Prospectus dated October 1, 2022. Contractual fee waivers are in effect through September 30, 2023. See Financial Highlights for effective expense ratios.

Allocation of Portfolio Holdings & Index Composition as of 5/31/23

Market Exposure

Investment Type	% of Net Assets
Swap Agreements	200%
Total Exposure	200%

"Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents.

FTSE Developed Europe All Cap
Index – Country

% of Index
United Kingdom	24.9%
France	17.0%
Switzerland	14.7%
Germany	13.0%
Netherlands	6.8%
Sweden	5.3%
Others	4.9%
Denmark	4.6%
Spain	3.9%
Italy	3.3%
Belgium	1.6%

FTSE Developed Europe All Cap
Index – Composition

% of Index
Financials	17.2%
Industrials	16.1%
Health Care	14.9%
Consumer Staples	11.8%
Consumer Discretionary	11.0%
Information Technology	7.4%
Materials	6.9%
Energy	5.3%
Utilities	4.2%
Communication Services	3.6%
Real Estate	1.6%

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and NAV will fluctuate so that an investor's shares, when redeemed, may be more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. To obtain performance current to the most recent month please visit www.ProShares.com.

1  Fund returns are based on the NAV of the Fund. This calculation reflects the theoretical reinvestment of distributions, if any, in the Fund as of the ex-date. The impact of transaction costs and the inability to reinvest fractional shares are not reflected in the calculations.

2  The Index is a price return index. The total return and any graph or table reflect the theoretical reinvestment of dividends on securities in the Index. The impact of transaction costs and the deduction of expenses associated with an exchange traded fund such as investment management and accounting fees are not reflected in the Index calculation. It is not possible to invest directly in an Index.

3  1.00 equals perfect correlation. Because the level of the Index is not determined at the same time that the Fund's NAV is calculated, correlation to the Index is measured by comparing the daily total return of one or more U.S. exchange traded securities or instruments that reflect the values of securities underlying the Index as of the Fund's NAV calculation time to the daily total return of the NAV per share of the Fund.

The above information is not covered by the Report of the Independent Registered Public Accounting Firm.

PROSHARES TRUST MANAGEMENT DISCUSSION OF FUND PERFORMANCE :: ULTRA FTSE EUROPE UPV :: XXIX

ProShares Ultra Health Care (the "Fund") seeks daily investment results, before fees and expenses, that correspond to two times (2x) the daily performance of the S&P Health Care Select Sector Index (the "Index"). The Fund does not seek to achieve its stated investment objective over a period of time greater than a single day. The Fund seeks investment results for a single day only, as measured from one net asset value ("NAV") calculation to the next, not for any other period. The return of the Fund for longer periods will be the result of its return for each day compounded over the period. The Fund's returns for periods longer than a single day will very likely differ in amount, and possibly even direction, from the Fund's stated multiple times the return of the Fund's Index for the same period. For the year ended May 31, 2023, the Fund had a total return of –10.76%1. For the same period, the Index had a total return of –1.71%2 and a volatility of 16.57%. For the period, the Fund had an average daily volume of 8,229 shares and an average daily statistical correlation of over 0.99 to twice that of the return of the Index.3

The Fund takes positions in financial instruments that the Advisor believes, in combination, should produce daily returns consistent with the Fund's investment objective. The Index is constructed and maintained by S&P Dow Jones Indices LLC. The Index is designed to measure the stock performance of U.S. companies in the health care industry. Component companies include, among others, health care providers, biotechnology companies, medical supplies, advanced medical devices and pharmaceuticals.

During the year ended May 31, 2023, the Fund invested in swap agreements in order to gain leveraged exposure to the Index. These derivatives generally tracked the performance of their underlying index and the Fund was generally negatively impacted by financing rates associated with their use. The Fund entered into swap agreements with counterparties that the Fund's advisor determined to be major, global financial institutions. If a counterparty becomes insolvent or otherwise fails to perform on its obligations, the value of investments in the Fund may decline. The Fund has sought to mitigate this risk by generally requiring counterparties for the Fund to post collateral for the benefit of the Fund, marked to market daily, in an amount approximately equal to the amount the counterparty owed the Fund, subject to certain minimum thresholds.

Value of a $10,000 Investment at Net Asset Value*

*The line graph represents historical performance of a hypothetical investment of $10,000 in the ProShares Ultra Health Care from May 31, 2013 to May 31, 2023, assuming the reinvestment of distributions.

Average Annual Total Return as of 5/31/23

	One Year	Five Years	Ten Years
ProShares Ultra Health Care	-10.76%	13.81%	18.64%
Dow Jones U.S. Health Care Index	-1.60%	10.53%	12.09%
S&P Health Care Select Sector Index**	-1.71%	11.19%	12.21%

Expense Ratios***

Fund	Gross	Net
ProShares Ultra Health Care	1.02%	0.95%

**On March 17, 2023, the Fund's underlying Index changed from the Dow Jones U.S. Health CareSM Index to the S&P Health Care Select Sector Index in order to match the Fund's underlying Index to its investment objective.

***Reflects the expense ratio as reported in the Prospectus dated October 1, 2022. Contractual fee waivers are in effect through September 30, 2023. See Financial Highlights for effective expense ratios.

Allocation of Portfolio Holdings & Index Composition as of 5/31/23

Market Exposure

Investment Type	% of Net Assets
Equity Securities	75%
Swap Agreements	125%
Total Exposure	200%

"Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents.

Largest Equity Holdings

Company	% of Net Assets
UnitedHealth Group, Inc.	7.1%
Johnson & Johnson	6.3%
Eli Lilly & Co.	5.3%
Merck & Co., Inc.	4.4%
AbbVie, Inc.	3.8%

S&P Health Care Select Sector Index – Composition

% of Index
Pharmaceuticals	30.7%
Health Care Providers & Services	21.9%
Health Care Equipment & Supplies	20.7%
Biotechnology	14.9%
Life Sciences Tools & Services	11.8%

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and NAV will fluctuate so that an investor's shares, when redeemed, may be more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. To obtain performance current to the most recent month please visit www.ProShares.com.

1  Fund returns are based on the NAV of the Fund. This calculation reflects the theoretical reinvestment of distributions, if any, in the Fund as of the ex-date. The impact of transaction costs and the inability to reinvest fractional shares are not reflected in the calculations.

2  The Index is a price return index. The total return and any graph or table reflect the theoretical reinvestment of dividends on securities in the Index. The impact of transaction costs and the deduction of expenses associated with an exchange traded fund such as investment management and accounting fees are not reflected in the Index calculation. It is not possible to invest directly in an Index.

3  1.00 equals perfect correlation. This calculation is based on the daily total return of the Index and the performance of the daily total return of the NAV per share of the Fund.

The above information is not covered by the Report of the Independent Registered Public Accounting Firm.

XXX :: RXL ULTRA HEALTH CARE :: MANAGEMENT DISCUSSION OF FUND PERFORMANCE PROSHARES TRUST

ProShares Ultra High Yield (the "Fund") seeks daily investment results, before fees and expenses, that correspond to two times (2x) the daily performance of the Markit iBoxx® $ Liquid High Yield Index (the "Index"). The Fund does not seek to achieve its stated investment objective over a period of time greater than a single day. The Fund seeks investment results for a single day only, as measured from one net asset value ("NAV") calculation to the next, not for any other period. The return of the Fund for longer periods will be the result of its return for each day compounded over the period. The Fund's returns for periods longer than a single day will very likely differ in amount, and possibly even direction, from the Fund's stated multiple times the return of the Fund's Index for the same period. For the year ended May 31, 2023, the Fund had a total return of –7.79%1. For the same period, the Index had a total return of –0.72%2 and a volatility of 8.72%. For the period, the Fund had an average daily volume of 14,602 shares and an average daily statistical correlation of over 0.99 to twice that of the return of the Index.3

The Fund invests in financial instruments that the Advisor believes, in combination, should produce daily returns consistent with the Fund's investment objective. IHS Markit Benchmark Administration Limited (IMBA) is the Index Administrator of the Index. The Index is a market-value weighted index designed to provide a balanced representation of U.S. dollar denominated high yield corporate bonds for sale within the United States by means of including the most liquid high yield corporate bonds available as determined by a set of transparent and objective Index rules. Currently, the bonds eligible for inclusion in the Index include U.S. dollar denominated, corporate bonds for sale in the United States that are issued by companies domiciled in developed countries; are rated sub-investment grade using an average of Moody's Investor Service, Fitch Ratings or S&P Global Ratings; are from issuers with at least $1 billion par outstanding; have at least $400 million of outstanding face value; and have at issuance an expected remaining life of 15 years or less, and at rebalancing minimum one year to expected maturity with new insertions minimum of at least one year and 6 months to maturity. There is no limit to the number of issues in the Index.

During the year ended May 31, 2023, the Fund invested in swap agreements in order to gain leveraged exposure to the Index. These derivatives generally tracked the performance of their underlying index and the Fund was generally negatively affected by financing rates associated with their use. The Fund entered into swap agreements with counterparties that the Fund's advisor determined to be major, global financial institutions. If a counterparty becomes insolvent or otherwise fails to perform on its obligations, the value of investments in the Fund may decline. The Fund has sought to mitigate this risk by generally requiring counterparties for the Fund to post collateral for the benefit of the Fund, marked to market daily, in an amount approximately equal to the amount the counterparty owed the Fund, subject to certain minimum thresholds.

Value of a $10,000 Investment at Net Asset Value*

*The line graph represents historical performance of a hypothetical investment of $10,000 in the ProShares Ultra High Yield from May 31, 2013 to May 31, 2023, assuming the reinvestment of distributions.

Average Annual Total Return as of 5/31/23

	One Year	Five Years	Ten Years
ProShares Ultra High Yield	-7.79%	1.42%	3.78%
Markit iBoxx $ Liquid High Yield Index	-0.72%	2.63%	3.34%

Expense Ratios**

Fund	Gross	Net
ProShares Ultra High Yield	1.24%	0.95%

**Reflects the expense ratio as reported in the Prospectus dated October 1, 2022. Contractual fee waivers are in effect through September 30, 2023. See Financial Highlights for effective expense ratios.

Allocation of Portfolio Holdings & Index Composition as of 5/31/23

Market Exposure

Investment Type	% of Net Assets
Swap Agreements	200%
Total Exposure	200%

"Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents.

Markit iBoxx $ Liquid High Yield Index – Composition

% of Index
High Yield	100%

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and NAV will fluctuate so that an investor's shares, when redeemed, may be more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. To obtain performance current to the most recent month please visit www.ProShares.com.

1  Fund returns are based on the NAV of the Fund. This calculation reflects the theoretical reinvestment of distributions, if any, in the Fund as of the ex-date. The impact of transaction costs and the inability to reinvest fractional shares are not reflected in the calculations.

2  The Index is a total return index. The total return and any graph or table reflect the theoretical reinvestment of dividends on securities in the Index. The impact of transaction costs and the deduction of expenses associated with an exchange traded fund such as investment management and accounting fees are not reflected in the Index calculation. It is not possible to invest directly in an Index.

3  1.00 equals perfect correlation. Because the level of the Index is not determined at the same time that the Fund's NAV is calculated, correlation to the Index is measured by comparing the daily total return of one or more U.S. exchange traded securities or instruments that reflect the values of securities underlying the Index as of the Fund's NAV calculation time to the daily total return of the NAV per share of the Fund.

The above information is not covered by the Report of the Independent Registered Public Accounting Firm.

PROSHARES TRUST MANAGEMENT DISCUSSION OF FUND PERFORMANCE :: ULTRA HIGH YIELD UJB :: XXXI

ProShares Ultra Industrials (the "Fund") seeks daily investment results, before fees and expenses, that correspond to two times (2x) the daily performance of the S&P Industrials Select Sector Index (the "Index"). The Fund does not seek to achieve its stated investment objective over a period of time greater than a single day. The Fund seeks investment results for a single day only, as measured from one net asset value ("NAV") calculation to the next, not for any other period. The return of the Fund for longer periods will be the result of its return for each day compounded over the period. The Fund's returns for periods longer than a single day will very likely differ in amount, and possibly even direction, from the Fund's stated multiple times the return of the Fund's Index for the same period. For the year ended May 31, 2023, the Fund had a total return of –10.14%1. For the same period, the Index had a total return of 4.15%2 and a volatility of 20.63%. For the period, the Fund had an average daily volume of 3,785 shares and an average daily statistical correlation of over 0.99 to twice that of the return of the Index.3

The Fund invests in financial instruments that the Advisor believes, in combination, should produce daily returns consistent with the Fund's investment objective. The Index is constructed and maintained by S&P Dow Jones Indices LLC. The Index is designed to measure the stock performance of U.S. companies in the industrials industry. Component companies include, among others, building materials, heavy construction, factory equipment, heavy machinery, industrial services, pollution control, containers and packaging, industrial diversified, air freight, marine transportation, railroads, trucking, land-transportation equipment, shipbuilding, transportation services, advanced industrial equipment, electric components and equipment, and aerospace.

During the year ended May 31, 2023, the Fund invested in swap agreements in order to gain leveraged exposure to the Index. These derivatives generally tracked the performance of their underlying index and the Fund was generally negatively affected by financing rates associated with their use. The Fund entered into swap agreements with counterparties that the Fund's advisor determined to be major, global financial institutions. If a counterparty becomes insolvent or otherwise fails to perform on its obligations, the value of investments in the Fund may decline. The Fund has sought to mitigate this risk by generally requiring counterparties for the Fund to post collateral for the benefit of the Fund, marked to market daily, in an amount approximately equal to the amount the counterparty owed the Fund, subject to certain minimum thresholds.

Value of a $10,000 Investment at Net Asset Value*

*The line graph represents historical performance of a hypothetical investment of $10,000 in the ProShares Ultra Industrials from May 31, 2013 to May 31, 2023, assuming the reinvestment of distributions.

Average Annual Total Return as of 5/31/23

	One Year	Five Years	Ten Years
ProShares Ultra Industrials	-10.14%	4.36%	13.81%
Dow Jones U.S. Industrials Index	0.93%	7.17%	10.39%
S&P Industrials Select Sector Index**	4.15%	7.45%	10.56%

Expense Ratios***

Fund	Gross	Net
ProShares Ultra Industrials	1.32%	0.95%

**On March 17, 2023, the Fund's underlying Index changed from the Dow Jones U.S. IndustrialsSM Index to the S&P Industrials Select Sector Index in order to match the Fund's underlying Index to its investment objective.

***Reflects the expense ratio as reported in the Prospectus dated October 1, 2022. Contractual fee waivers are in effect through September 30, 2023. See Financial Highlights for effective expense ratios.

Allocation of Portfolio Holdings & Index Composition as of 5/31/23

Market Exposure

Investment Type	% of Net Assets
Equity Securities	81%
Swap Agreements	119%
Total Exposure	200%

"Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents.

Largest Equity Holdings

Company	% of Net Assets
Raytheon Technologies Corp.	3.8%
Honeywell International, Inc.	3.6%
United Parcel Service, Inc., Class B	3.4%
Union Pacific Corp.	3.3%
Boeing Co. (The)	3.3%

S&P Industrials Select Sector Index – Composition

% of Index
Capital Goods	65.1%
Transportation	18.9%
Commercial & Professional Services	16.0%

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and NAV will fluctuate so that an investor's shares, when redeemed, may be more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. To obtain performance current to the most recent month please visit www.ProShares.com.

1  Fund returns are based on the NAV of the Fund. This calculation reflects the theoretical reinvestment of distributions, if any, in the Fund as of the ex-date. The impact of transaction costs and the inability to reinvest fractional shares are not reflected in the calculations.

2  The Index is a price return index. The total return and any graph or table reflect the theoretical reinvestment of dividends on securities in the Index. The impact of transaction costs and the deduction of expenses associated with an exchange traded fund such as investment management and accounting fees are not reflected in the Index calculation. It is not possible to invest directly in an Index.

3  1.00 equals perfect correlation. This calculation is based on the daily total return of the Index and the performance of the daily total return of the NAV per share of the Fund.

The above information is not covered by the Report of the Independent Registered Public Accounting Firm.

XXXII :: UXI ULTRA INDUSTRIALS :: MANAGEMENT DISCUSSION OF FUND PERFORMANCE PROSHARES TRUST

ProShares Ultra Materials (formerly known as ProShares Ultra Basic Materials) (the "Fund") seeks daily investment results, before fees and expenses, that correspond to two times (2x) the daily performance of the S&P Materials Select Sector Index (the "Index"). The Fund does not seek to achieve its stated investment objective over a period of time greater than a single day. The Fund seeks investment results for a single day only, as measured from one net asset value ("NAV") calculation to the next, not for any other period. The return of the Fund for longer periods will be the result of its return for each day compounded over the period. The Fund's returns for periods longer than a single day will very likely differ in amount, and possibly even direction, from the Fund's stated multiple times the return of the Fund's Index for the same period. For the year ended May 31, 2023, the Fund had a total return of –25.72%1. For the same period, the Index had a total return of –10.69%2 and a volatility of 23.53%. For the period, the Fund had an average daily volume of 13,529 shares and an average daily statistical correlation of over 0.99 to twice that of the return of the Index.3

The Fund invests in financial instruments that the Advisor believes, in combination, should produce daily returns consistent with the Fund's investment objective. The Index is constructed and maintained by S&P Dow Jones Indices LLC. The Index designed to measure the stock performance of U.S. companies in the basic materials industry. Component companies include, among others, companies that are involved in the production of aluminum, steel, non-ferrous metals, commodity chemicals, specialty chemicals, forest products, paper products, as well as the mining of precious metals and coal.

During the year ended May 31, 2023, the Fund invested in swap agreements in order to gain leveraged exposure to the Index. These derivatives generally tracked the performance of their underlying index and the Fund was generally negatively impacted by financing rates associated with their use. The Fund entered into swap agreements with counterparties that the Fund's advisor determined to be major, global financial institutions. If a counterparty becomes insolvent or otherwise fails to perform on its obligations, the value of investments in the Fund may decline. The Fund has sought to mitigate this risk by generally requiring counterparties for the Fund to post collateral for the benefit of the Fund, marked to market daily, in an amount approximately equal to the amount the counterparty owed the Fund, subject to certain minimum thresholds.

Value of a $10,000 Investment at Net Asset Value*

*The line graph represents historical performance of a hypothetical investment of $10,000 in the ProShares Ultra Materials from May 31, 2013 to May 31, 2023, assuming the reinvestment of distributions.

Average Annual Total Return as of 5/31/23

	One Year	Five Years	Ten Years
ProShares Ultra Materials	-25.72%	3.72%	8.38%
Dow Jones U.S. Basic Materials Index	-10.35%	6.67%	7.84%
S&P Materials Select Sector Index**	-10.69%	7.46%	8.72%

Expense Ratios***

Fund	Gross	Net
ProShares Ultra Materials	1.10%	0.95%

**On March 17, 2023, the Fund's underlying Index changed from the Dow Jones U.S. Basic MaterialsSM Index to the S&P Materials Select Sector Index in order to match the Fund's underlying Index to its investment objective.

***Reflects the expense ratio as reported in the Prospectus dated October 1, 2022. Contractual fee waivers are in effect through September 30, 2023. See Financial Highlights for effective expense ratios.

Allocation of Portfolio Holdings & Index Composition as of 5/31/23

Market Exposure

Investment Type	% of Net Assets
Equity Securities	74%
Swap Agreements	126%
Total Exposure	200%

"Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents.

Largest Equity Holdings

Company	% of Net Assets
Linde plc	15.5%
Air Products and Chemicals, Inc.	5.3%
Sherwin-Williams Co. (The)	4.8%
Freeport-McMoRan, Inc.	4.4%
Ecolab, Inc.	3.6%

S&P Materials Select Sector Index – Composition

% of Index
Chemicals	69.2%
Metals & Mining	15.5%
Containers & Packaging	9.3%
Construction Materials	6.0%

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and NAV will fluctuate so that an investor's shares, when redeemed, may be more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. To obtain performance current to the most recent month please visit www.ProShares.com.

1  Fund returns are based on the NAV of the Fund. This calculation reflects the theoretical reinvestment of distributions, if any, in the Fund as of the ex-date. The impact of transaction costs and the inability to reinvest fractional shares are not reflected in the calculations.

2  The Index is a price return index. The total return and any graph or table reflect the theoretical reinvestment of dividends on securities in the Index. The impact of transaction costs and the deduction of expenses associated with an exchange traded fund such as investment management and accounting fees are not reflected in the Index calculation. It is not possible to invest directly in an Index.

3  1.00 equals perfect correlation. This calculation is based on the daily total return of the Index and the performance of the daily total return of the NAV per share of the Fund.

The above information is not covered by the Report of the Independent Registered Public Accounting Firm.

PROSHARES TRUST MANAGEMENT DISCUSSION OF FUND PERFORMANCE :: ULTRA MATERIALS UYM :: XXXIII

ProShares Ultra MidCap400 (the "Fund") seeks daily investment results, before fees and expenses, that correspond to two times (2x) the daily performance of the S&P MidCap 400® (the "Index"). The Fund does not seek to achieve its stated investment objective over a period of time greater than a single day. The Fund seeks investment results for a single day only, as measured from one net asset value ("NAV") calculation to the next, not for any other period. The return of the Fund for longer periods will be the result of its return for each day compounded over the period. The Fund's returns for periods longer than a single day will very likely differ in amount, and possibly even direction, from the Fund's stated multiple times the return of the Fund's Index for the same period. For the year ended May 31, 2023, the Fund had a total return of –15.04%1. For the same period, the Index had a total return of –2.63%2 and a volatility of 23.04%. For the period, the Fund had an average daily volume of 20,035 shares and an average daily statistical correlation of over 0.99 to twice that of the return of the Index.3

The Fund invests in financial instruments that the Advisor believes, in combination, should produce daily returns consistent with the Fund's investment objective. The Index is constructed and maintained by S&P Dow Jones Indices LLC. The Index is a measure of mid-size company U.S. stock market performance. It is a float-adjusted, market capitalization-weighted index of 400 U.S. operating companies and real estate investment trusts selected through a process that factors in criteria such as liquidity, price, market capitalization, financial viability and public float.

During the year ended May 31, 2023, the Fund invested in swap agreements and futures contracts in order to gain leveraged exposure to the Index. These derivatives generally tracked the performance of their underlying index and the Fund was generally negatively affected by financing rates associated with swap agreements. The Fund entered into swap agreements with counterparties that the Fund's advisor determined to be major, global financial institutions. If a counterparty becomes insolvent or otherwise fails to perform on its obligations, the value of investments in the Fund may decline. The Fund has sought to mitigate this risk by generally requiring counterparties for the Fund to post collateral for the benefit of the Fund, marked to market daily, in an amount approximately equal to the amount the counterparty owed the Fund, subject to certain minimum thresholds.

Value of a $10,000 Investment at Net Asset Value*

*The line graph represents historical performance of a hypothetical investment of $10,000 in the ProShares Ultra MidCap400 from May 31, 2013 to May 31, 2023, assuming the reinvestment of distributions.

Average Annual Total Return as of 5/31/23

	One Year	Five Years	Ten Years
ProShares Ultra MidCap400	-15.04%	1.96%	11.06%
S&P MidCap 400 Index	-2.63%	6.00%	9.04%

Expense Ratios**

Fund	Gross	Net
ProShares Ultra MidCap400	0.99%	0.95%

**Reflects the expense ratio as reported in the Prospectus dated October 1, 2022. Contractual fee waivers are in effect through September 30, 2023. See Financial Highlights for effective expense ratios.

Allocation of Portfolio Holdings & Index Composition as of 5/31/23

Market Exposure

Investment Type	% of Net Assets
Equity Securities	88%
Swap Agreements	109%
Futures Contracts	3%
Total Exposure	200%

"Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents.

Largest Equity Holdings

Company	% of Net Assets
Builders FirstSource, Inc.	0.7%
Hubbell, Inc., Class B	0.7%
Reliance Steel & Aluminum Co.	0.6%
Graco, Inc.	0.6%
Deckers Outdoor Corp.	0.5%

S&P MidCap 400 – Composition

% of Index
Industrials	22.1%
Consumer Discretionary	15.3%
Financials	14.3%
Information Technology	10.4%
Health Care	9.7%
Real Estate	8.0%
Materials	6.2%
Consumer Staples	4.6%
Energy	3.8%
Utilities	3.7%
Communication Services	1.9%

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and NAV will fluctuate so that an investor's shares, when redeemed, may be more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. To obtain performance current to the most recent month please visit www.ProShares.com.

1  Fund returns are based on the NAV of the Fund. This calculation reflects the theoretical reinvestment of distributions, if any, in the Fund as of the ex-date. The impact of transaction costs and the inability to reinvest fractional shares are not reflected in the calculations.

2  The Index is a price return index. The total return and any graph or table reflect the theoretical reinvestment of dividends on securities in the Index. The impact of transaction costs and the deduction of expenses associated with an exchange traded fund such as investment management and accounting fees are not reflected in the Index calculation. It is not possible to invest directly in an Index.

3  1.00 equals perfect correlation. This calculation is based on the daily total return of the Index and the performance of the daily total return of the NAV per share of the Fund.

The above information is not covered by the Report of the Independent Registered Public Accounting Firm.

XXXIV :: MVV ULTRA MIDCAP400 :: MANAGEMENT DISCUSSION OF FUND PERFORMANCE PROSHARES TRUST

ProShares Ultra MSCI Brazil Capped (the "Fund") seeks daily investment results, before fees and expenses, that correspond to two times (2x) the daily performance of the MSCI Brazil 25/50 Index (the "Index"). The Fund does not seek to achieve its stated investment objective over a period of time greater than a single day. The Fund seeks investment results for a single day only, as measured from one net asset value ("NAV") calculation to the next, not for any other period. The return of the Fund for longer periods will be the result of its return for each day compounded over the period. The Fund's returns for periods longer than a single day will very likely differ in amount, and possibly even direction, from the Fund's stated multiple times the return of the Fund's Index for the same period. For the year ended May 31, 2023, the Fund had a total return of –31.12%1. For the same period, the Index had a total return of –8.84%2 and a volatility of 31.66%. For the period, the Fund had an average daily volume of 4,146 shares and an average daily statistical correlation of over 0.99 to twice that of the return of the Index.3

The Fund invests in financial instruments that the Advisor believes, in combination, should produce daily returns consistent with the Fund's investment objective. The Index is constructed and maintained by MSCI Inc. The Index is designed to measure the performance of the large and mid cap segments of the Brazilian market. It applies certain investment limits that are imposed on regulated investment companies, or RICs, under the current US Internal Revenue Code. The Index covers approximately 85% of the free float-adjusted market capitalization in Brazil.

During the year ended May 31, 2023, the Fund invested in swap agreements in order to gain leveraged exposure to the Index. These derivatives generally tracked the performance of their underlying index and the Fund was generally negatively affected by financing rates associated with their use. The Fund entered into swap agreements with counterparties that the Fund's advisor determined to be major, global financial institutions. If a counterparty becomes insolvent or otherwise fails to perform on its obligations, the value of investments in the Fund may decline. The Fund has sought to mitigate this risk by generally requiring counterparties for the Fund to post collateral for the benefit of the Fund, marked to market daily, in an amount approximately equal to the amount the counterparty owed the Fund, subject to certain minimum thresholds.

Value of a $10,000 Investment at Net Asset Value*

*The line graph represents historical performance of a hypothetical investment of $10,000 in ProShares Ultra MSCI Brazil Capped from May 31, 2013 to May 31, 2023, assuming the reinvestment of distributions.

Average Annual Total Return as of 5/31/23

	One Year	Five Years	Ten Years
ProShares Ultra MSCI Brazil Capped	-31.12%	-17.01%	-18.29%
MSCI Brazil 25/50 Index	-8.84%	1.93%	-1.02%

Expense Ratios**

Fund	Gross	Net
ProShares Ultra MSCI Brazil Capped	2.22%	0.95%

**Reflects the expense ratio as reported in the Prospectus dated October 1, 2022. Contractual fee waivers are in effect through September 30, 2023. See Financial Highlights for effective expense ratios.

Allocation of Portfolio Holdings & Index Composition as of 5/31/23

Market Exposure

Investment Type	% of Net Assets
Swap Agreements	200%
Total Exposure	200%

"Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents.

MSCI Brazil 25/50 Index – Composition

% of Index
Financials	26.2%
Materials	20.2%
Energy	16.9%
Industrials	9.9%
Utilities	9.3%
Consumer Staples	8.4%
Health Care	3.2%
Consumer Discretionary	3.0%
Communication Services	2.2%
Information Technology	0.7%
Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and NAV will fluctuate so that an investor's shares, when redeemed, may be more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. To obtain performance current to the most recent month please visit www.ProShares.com.

1  Fund returns are based on the NAV of the Fund. This calculation reflects the theoretical reinvestment of distributions, if any, in the Fund as of the ex-date. The impact of transaction costs and the inability to reinvest fractional shares are not reflected in the calculations.

2  The Index is a price return index. The total return and any graph or table reflect the theoretical reinvestment of dividends on securities in the Index. The impact of transaction costs and the deduction of expenses associated with an exchange traded fund such as investment management and accounting fees are not reflected in the Index calculation. It is not possible to invest directly in an Index.

3  1.00 equals perfect correlation. Because the level of the Index is not determined at the same time that the Fund's NAV is calculated, correlation to the Index is measured by comparing the daily total return of one or more U.S. exchange traded securities or instruments that reflect the values of securities underlying the Index as of the Fund's NAV calculation time to the daily total return of the NAV per share of the Fund.

The above information is not covered by the Report of the Independent Registered Public Accounting Firm.

PROSHARES TRUST MANAGEMENT DISCUSSION OF FUND PERFORMANCE :: ULTRA MSCI BRAZIL CAPPED UBR :: XXXV

ProShares Ultra MSCI EAFE (the "Fund") seeks daily investment results, before fees and expenses, that correspond to two times (2x) the daily performance of the MSCI EAFE Index (the "Index"). The Fund does not seek to achieve its stated investment objective over a period of time greater than a single day. The Fund seeks investment results for a single day only, as measured from one net asset value ("NAV") calculation to the next, not for any other period. The return of the Fund for longer periods will be the result of its return for each day compounded over the period. The Fund's returns for periods longer than a single day will very likely differ in amount, and possibly even direction, from the Fund's stated multiple times the return of the Fund's Index for the same period. For the year ended May 31, 2023, the Fund had a total return of –4.54%1. For the same period, the Index had a total return of 3.06%2 and a volatility of 17.08%. For the period, the Fund had an average daily volume of 5,573 shares and an average daily statistical correlation of over 0.99 to twice that of the return of the Index.3

The Fund invests in financial instruments that the Advisor believes, in combination, should produce daily returns consistent with the Fund's investment objective. The Index is constructed and maintained by MSCI Inc. The Index covers approximately 85% of the free float-adjusted, market capitalization in developed market countries, excluding the U.S. and Canada.

During the year ended May 31, 2023, the Fund invested in swap agreements in order to gain leveraged exposure to the Index. These derivatives generally tracked the performance of their underlying index and the Fund was generally negatively affected by financing rates associated with their use. The Fund entered into swap agreements with counterparties that the Fund's advisor determined to be major, global financial institutions. If a counterparty becomes insolvent or otherwise fails to perform on its obligations, the value of investments in the Fund may decline. The Fund has sought to mitigate this risk by generally requiring counterparties for the Fund to post collateral for the benefit of the Fund, marked to market daily, in an amount approximately equal to the amount the counterparty owed the Fund, subject to certain minimum thresholds.

Value of a $10,000 Investment at Net Asset Value*

*The line graph represents historical performance of a hypothetical investment of $10,000 in the ProShares Ultra MSCI EAFE from May 31, 2013 to May 31, 2023, assuming the reinvestment of distributions.

Average Annual Total Return as of 5/31/23

	One Year	Five Years	Ten Years
ProShares Ultra MSCI EAFE	-4.54%	-1.61%	2.89%
MSCI EAFE Index	3.06%	3.21%	4.56%

Expense Ratios**

Fund	Gross	Net
ProShares Ultra MSCI EAFE	1.68%	0.95%

**Reflects the expense ratio as reported in the Prospectus dated October 1, 2022. Contractual fee waivers are in effect through September 30, 2023. See Financial Highlights for effective expense ratios.

Allocation of Portfolio Holdings & Index Composition as of 5/31/23

Market Exposure

Investment Type	% of Net Assets
Swap Agreements	200%
Total Exposure	200%

"Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents.

MSCI EAFE Index – Country

% of Index
Japan	22.5%
United Kingdom	14.8%
France	12.3%
Others	10.9%
Switzerland	10.2%
Germany	8.5%
Australia	7.3%
Netherlands	4.6%
Sweden	3.2%
Denmark	3.1%
Spain	2.6%

MSCI EAFE Index – Composition

% of Index
Financials	17.6%
Industrials	15.9%
Health Care	13.6%
Consumer Discretionary	11.9%
Consumer Staples	10.2%
Information Technology	9.0%
Materials	7.2%
Communication Services	4.4%
Energy	4.3%
Utilities	3.5%
Real Estate	2.4%

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and NAV will fluctuate so that an investor's shares, when redeemed, may be more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. To obtain performance current to the most recent month please visit www.ProShares.com.

1  Fund returns are based on the NAV of the Fund. This calculation reflects the theoretical reinvestment of distributions, if any, in the Fund as of the ex-date. The impact of transaction costs and the inability to reinvest fractional shares are not reflected in the calculations.

2  The Index is a price return index. The total return and any graph or table reflect the theoretical reinvestment of dividends on securities in the Index. The impact of transaction costs and the deduction of expenses associated with an exchange traded fund such as investment management and accounting fees are not reflected in the Index calculation. It is not possible to invest directly in an Index.

3  1.00 equals perfect correlation. Because the level of the Index is not determined at the same time that the Fund's NAV is calculated, correlation to the Index is measured by comparing the daily total return of one or more U.S. exchange traded securities or instruments that reflect the values of securities underlying the Index as of the Fund's NAV calculation time to the daily total return of the NAV per share of the Fund.

The above information is not covered by the Report of the Independent Registered Public Accounting Firm.

XXXVI :: EFO ULTRA MSCI EAFE :: MANAGEMENT DISCUSSION OF FUND PERFORMANCE PROSHARES TRUST

ProShares Ultra MSCI Emerging Markets (the "Fund") seeks daily investment results, before fees and expenses, that correspond to two times (2x) the daily performance of the MSCI Emerging Markets Index (the "Index"). The Fund does not seek to achieve its stated investment objective over a period of time greater than a single day. The Fund seeks investment results for a single day only, as measured from one net asset value ("NAV") calculation to the next, not for any other period. The return of the Fund for longer periods will be the result of its return for each day compounded over the period. The Fund's returns for periods longer than a single day will very likely differ in amount, and possibly even direction, from the Fund's stated multiple times the return of the Fund's Index for the same period. For the year ended May 31, 2023, the Fund had a total return of –25.01%1. For the same period, the Index had a total return of –8.49%2 and a volatility of 16.46%. For the period, the Fund had an average daily volume of 8,726 shares and an average daily statistical correlation of over 0.99 to twice that of the return of the Index.3

The Fund invests in financial instruments that the Advisor believes, in combination, should produce daily returns consistent with the Fund's investment objective. The Index is constructed and maintained by MSCI Inc. The Index covers approximately 85% of the free float-adjusted, market capitalization in emerging market countries.

During the year ended May 31, 2023, the Fund invested in swap agreements in order to gain leveraged exposure to the Index. These derivatives generally tracked the performance of their underlying index and the Fund was generally negatively affected by financing rates associated with their use. The Fund entered into swap agreements with counterparties that the Fund's advisor determined to be major, global financial institutions. If a counterparty becomes insolvent or otherwise fails to perform on its obligations, the value of investments in the Fund may decline. The Fund has sought to mitigate this risk by generally requiring counterparties for the Fund to post collateral for the benefit of the Fund, marked to market daily, in an amount approximately equal to the amount the counterparty owed the Fund, subject to certain minimum thresholds.

Value of a $10,000 Investment at Net Asset Value*

*The line graph represents historical performance of a hypothetical investment of $10,000 in the ProShares Ultra MSCI Emerging Markets from May 31, 2013 to May 31, 2023, assuming the reinvestment of distributions.

Average Annual Total Return as of 5/31/23

	One Year	Five Years	Ten Years
ProShares Ultra MSCI Emerging Markets	-25.01%	-10.90%	-4.11%
MSCI Emerging Markets Index	-8.49%	-0.67%	1.90%

Expense Ratios**

Fund	Gross	Net
ProShares Ultra MSCI Emerging Markets	1.09%	0.95%

**Reflects the expense ratio as reported in the Prospectus dated October 1, 2022. Contractual fee waivers are in effect through September 30, 2023. See Financial Highlights for effective expense ratios.

Allocation of Portfolio Holdings & Index Composition as of 5/31/23

Market Exposure

Investment Type	% of Net Assets
Swap Agreements	200%
Total Exposure	200%

"Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents.

MSCI Emerging Markets Index – Country

% of Index
China	29.2%
Taiwan	16.2%
India	14.3%
Korea	12.8%
Others	8.3%
Brazil	5.2%
Saudi Arabia	4.1%
South Africa	3.1%
Mexico	2.7%
Thailand	2.1%
Indonesia	2.0%

MSCI Emerging Markets Index – Composition

% of Index
Financials	22.0%
Information Technology	21.7%
Consumer Discretionary	12.5%
Communication Services	9.7%
Materials	8.4%
Consumer Staples	6.2%
Industrials	6.2%
Energy	5.0%
Health Care	3.8%
Utilities	2.7%
Real Estate	1.8%

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and NAV will fluctuate so that an investor's shares, when redeemed, may be more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. To obtain performance current to the most recent month please visit www.ProShares.com.

1  Fund returns are based on the NAV of the Fund. This calculation reflects the theoretical reinvestment of distributions, if any, in the Fund as of the ex-date. The impact of transaction costs and the inability to reinvest fractional shares are not reflected in the calculations.

2  The Index is a price return index. The total return and any graph or table reflect the theoretical reinvestment of dividends on securities in the Index. The impact of transaction costs and the deduction of expenses associated with an exchange traded fund such as investment management and accounting fees are not reflected in the Index calculation. It is not possible to invest directly in an Index.

3  1.00 equals perfect correlation. Because the level of the Index is not determined at the same time that the Fund's NAV is calculated, correlation to the Index is measured by comparing the daily total return of one or more U.S. exchange traded securities or instruments that reflect the values of securities underlying the Index as of the Fund's NAV calculation time to the daily total return of the NAV per share of the Fund.

The above information is not covered by the Report of the Independent Registered Public Accounting Firm.

PROSHARES TRUST MANAGEMENT DISCUSSION OF FUND PERFORMANCE :: ULTRA MSCI EMERGING MARKETS EET :: XXXVII

ProShares Ultra MSCI Japan (the "Fund") seeks daily investment results, before fees and expenses, that correspond to two times (2x) the daily performance of the MSCI Japan Index (the "Index"). The Fund does not seek to achieve its stated investment objective over a period of time greater than a single day. The Fund seeks investment results for a single day only, as measured from one net asset value ("NAV") calculation to the next, not for any other period. The return of the Fund for longer periods will be the result of its return for each day compounded over the period. The Fund's returns for periods longer than a single day will very likely differ in amount, and possibly even direction, from the Fund's stated multiple times the return of the Fund's Index for the same period. For the year ended May 31, 2023, the Fund had a total return of –1.89%1. For the same period, the Index had a total return of 4.53%2 and a volatility of 18.92%. For the period, the Fund had an average daily volume of 3,952 shares and an average daily statistical correlation of over 0.99 to twice that of the return of the Index.3

The Fund take positions in financial instruments that the Advisor believes, in combination, should produce daily returns consistent with the Fund's investment objective. The Index is constructed and maintained by MSCI Inc. The Index adjusts the market capitalization of Index constituents for free float and targets for Index inclusion 85% of the free float-adjusted market capitalization in each industry group in Japan.

During the year ended May 31, 2023, the Fund invested in swap agreements in order to gain leveraged exposure to the Index. These derivatives generally tracked the performance of their underlying index and the Fund was generally negatively affected by financing rates associated with their use. The Fund entered into swap agreements with counterparties that the Fund's advisor determined to be major, global financial institutions. If a counterparty becomes insolvent or otherwise fails to perform on its obligations, the value of investments in the Fund may decline. The Fund has sought to mitigate this risk by generally requiring counterparties for the Fund to post collateral for the benefit of the Fund, marked to market daily, in an amount approximately equal to the amount the counterparty owed the Fund, subject to certain minimum thresholds.

Value of a $10,000 Investment at Net Asset Value*

*The line graph represents historical performance of a hypothetical investment of $10,000 in the ProShares Ultra MSCI Japan from May 31, 2013 to May 31, 2023, assuming the reinvestment of distributions.

Average Annual Total Return as of 5/31/23

	One Year	Five Years	Ten Years
ProShares Ultra MSCI Japan	-1.89%	-4.18%	3.31%
MSCI Japan Index	4.53%	1.78%	4.99%

Expense Ratios**

Fund	Gross	Net
ProShares Ultra MSCI Japan	2.44%	1.15%

**Reflects the expense ratio as reported in the Prospectus dated October 1, 2022. Contractual fee waivers are in effect through September 30, 2023. See Financial Highlights for effective expense ratios.

Allocation of Portfolio Holdings & Index Composition as of 5/31/23

Market Exposure

Investment Type	% of Net Assets
Equity Securities	29%
Swap Agreements	171%
Total Exposure	200%

"Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents.

MSCI Japan Index – Composition

% of Index
Industrials	22.8%
Consumer Discretionary	18.2%
Information Technology	14.8%
Financials	11.2%
Health Care	9.4%
Communication Services	7.7%
Consumer Staples	6.6%
Materials	4.6%
Real Estate	3.0%
Utilities	1.0%
Energy	0.7%

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and NAV will fluctuate so that an investor's shares, when redeemed, may be more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. To obtain performance current to the most recent month please visit www.ProShares.com.

1  Fund returns are based on the NAV of the Fund. This calculation reflects the theoretical reinvestment of distributions, if any, in the Fund as of the ex-date. The impact of transaction costs and the inability to reinvest fractional shares are not reflected in the calculations.

2  The Index is a price return index. The total return and any graph or table reflect the theoretical reinvestment of dividends on securities in the Index. The impact of transaction costs and the deduction of expenses associated with an exchange traded fund such as investment management and accounting fees are not reflected in the Index calculation. It is not possible to invest directly in an Index.

3  1.00 equals perfect correlation. Because the level of the Index is not determined at the same time that the Fund's NAV is calculated, correlation to the Index is measured by comparing the daily total return of one or more U.S. exchange traded securities or instruments that reflect the values of securities underlying the Index as of the Fund's NAV calculation time to the daily total return of the NAV per share of the Fund.

The above information is not covered by the Report of the Independent Registered Public Accounting Firm.

XXXVIII :: EZJ ULTRA MSCI JAPAN :: MANAGEMENT DISCUSSION OF FUND PERFORMANCE PROSHARES TRUST

ProShares Ultra Nasdaq Biotechnology (the "Fund") seeks daily investment results, before fees and expenses, that correspond to two times (2x) the daily performance of the NASDAQ Biotechnology® Index (the "Index"). The Fund does not seek to achieve its stated investment objective over a period of time greater than a single day. The Fund seeks investment results for a single day only, as measured from one net asset value ("NAV") calculation to the next, not for any other period. The return of the Fund for longer periods will be the result of its return for each day compounded over the period. The Fund's returns for periods longer than a single day will very likely differ in amount, and possibly even direction, from the Fund's stated multiple times the return of the Fund's Index for the same period. For the year ended May 31, 2023, the Fund had a total return of 8.71%1. For the same period, the Index had a total return of 10.65%2 and a volatility of 23.97%. For the period, the Fund had an average daily volume of 28,866 shares and an average daily statistical correlation of over 0.99 to twice that of the return of the Index.3

The Fund invests in financial instruments that the Advisor believes, in combination, should produce daily returns consistent with the Fund's investment objective. The Index is constructed and maintained by Nasdaq Inc. (the "Index Provider"). The Index is a modified capitalization-weighted index that includes securities of Nasdaq listed companies that are classified as either biotechnology or pharmaceutical. The securities also meet other eligibility criteria determined by the Index Provider, including minimum market capitalization and liquidity requirements.

During the year ended May 31, 2023, the Fund invested in swap agreements in order to gain leveraged exposure to the Index. These derivatives generally tracked the performance of their underlying index and the Fund was generally negatively affected by financing rates associated with their use. The Fund entered into swap agreements with counterparties that the Fund's advisor determined to be major, global financial institutions. If a counterparty becomes insolvent or otherwise fails to perform on its obligations, the value of investments in the Fund may decline. The Fund has sought to mitigate this risk by generally requiring counterparties for the Fund to post collateral for the benefit of the Fund, marked to market daily, in an amount approximately equal to the amount the counterparty owed the Fund, subject to certain minimum thresholds.

Value of a $10,000 Investment at Net Asset Value*

*The line graph represents historical performance of a hypothetical investment of $10,000 in the ProShares Ultra Nasdaq Biotechnology from May 31, 2013 to May 31, 2023, assuming the reinvestment of distributions.

Average Annual Total Return as of 5/31/23

	One Year	Five Years	Ten Years
ProShares Ultra Nasdaq Biotechnology	8.71%	-1.34%	7.93%
NASDAQ Biotechnology Index	10.65%	4.33%	8.63%

Expense Ratios**

Fund	Gross	Net
ProShares Ultra Nasdaq Biotechnology	1.08%	0.95%

**Reflects the expense ratio as reported in the Prospectus dated October 1, 2022. Contractual fee waivers are in effect through September 30, 2023. See Financial Highlights for effective expense ratios.

Allocation of Portfolio Holdings & Index Composition as of 5/31/23

Market Exposure

Investment Type	% of Net Assets
Equity Securities	73%
Swap Agreements	127%
Total Exposure	200%

"Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents.

Largest Equity Holdings

Company	% of Net Assets
Vertex Pharmaceuticals, Inc.	5.8%
Gilead Sciences, Inc.	5.6%
Amgen, Inc.	5.5%
Regeneron Pharmaceuticals, Inc.	5.5%
Moderna, Inc.	3.4%

NASDAQ Biotechnology
Index – Composition

% of Index
Biotechnology	80.9%
Pharmaceuticals	13.1%
Life Sciences Tools & Services	4.8%
Health Care Equipment & Supplies	0.7%
Health Care Providers & Services	0.5%

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and NAV will fluctuate so that an investor's shares, when redeemed, may be more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. To obtain performance current to the most recent month please visit www.ProShares.com.

1  Fund returns are based on the NAV of the Fund. This calculation reflects the theoretical reinvestment of distributions, if any, in the Fund as of the ex-date. The impact of transaction costs and the inability to reinvest fractional shares are not reflected in the calculations.

2  The Index is a price return index. The total return and any graph or table reflect the theoretical reinvestment of dividends on securities in the Index. The impact of transaction costs and the deduction of expenses associated with an exchange traded fund such as investment management and accounting fees are not reflected in the Index calculation. It is not possible to invest directly in an Index.

3  1.00 equals perfect correlation. This calculation is based on the daily total return of the Index and the performance of the daily total return of the NAV per share of the Fund.

The above information is not covered by the Report of the Independent Registered Public Accounting Firm.

PROSHARES TRUST MANAGEMENT DISCUSSION OF FUND PERFORMANCE :: ULTRA NASDAQ BIOTECHNOLOGY BIB :: XXXIX

ProShares Ultra Nasdaq Cloud Computing (the "Fund") seeks daily investment results, before fees and expenses, that correspond to two times (2x) the daily performance of the ISE CTA Cloud Computing Index (the "Index"). The Fund does not seek to achieve its stated investment objective over a period of time greater than a single day. The Fund seeks investment results for a single day only, as measured from one net asset value ("NAV") calculation to the next, not for any other period. The return of the Fund for longer periods will be the result of its return for each day compounded over the period. The Fund's returns for periods longer than a single day will very likely differ in amount, and possibly even direction, from the Fund's stated multiple times the return of the Fund's Index for the same period. For the year ended May 31, 2023, the Fund had a total return of –14.04%1. For the same period, the Index had a total return of 3.09%2 and a volatility of 38.21%. For the period, the Fund had an average daily volume of 3,096 shares and an average daily statistical correlation of over 0.99 to twice that of the return of the Index.3

The Fund invests in financial instruments that the Advisor believes, in combination, should produce daily returns consistent with the Fund's investment objective. The Index is constructed and maintained by Nasdaq Inc. (the "Index Provider"). The Index is comprised of companies classified as "cloud computing" companies by the Consumer Technology Association ("CTA"). CTA classifies companies as cloud computing if the company is engaged in one or more of the following activities: Infrastructure-as-a-Service, Platform-as-a-Service or Software-as-a-Service. The companies must also meet other eligibility criteria determined by the Index Provider, including minimum market capitalization and liquidity requirements. The Index includes large-, mid-, and small-capitalization companies.

During the year ended May 31, 2023, the Fund invested in swap agreements in order to gain leveraged exposure to the Index. These derivatives generally tracked the performance of their underlying index and the Fund was generally negatively affected by financing rates associated with their use. The Fund entered into swap agreements with counterparties that the Fund's advisor determined to be major, global financial institutions. If a counterparty becomes insolvent or otherwise fails to perform on its obligations, the value of investments in the Fund may decline. The Fund has sought to mitigate this risk by generally requiring counterparties for the Fund to post collateral for the benefit of the Fund, marked to market daily, in an amount approximately equal to the amount the counterparty owed the Fund, subject to certain minimum thresholds.

Value of a $10,000 Investment Since Inception at Net Asset Value*

*The line graph represents historical performance of a hypothetical investment of $10,000 in the ProShares Ultra Nasdaq Cloud Computing from January 19, 2021 to May 31, 2023, assuming the reinvestment of distributions.

Average Annual Total Return as of 5/31/23

	One Year	Since Inception (1/19/21)
ProShares Ultra Nasdaq Cloud Computing	-14.04%	-32.64%
ISE CTA Cloud Computing Index	3.09%	-11.40%

Expense Ratios**

Fund	Gross	Net
ProShares Ultra Nasdaq Cloud Computing	3.49%	0.95%

**Reflects the expense ratio as reported in the Prospectus dated October 1, 2022. Contractual fee waivers are in effect through September 30, 2023. See Financial Highlights for effective expense ratios.

Allocation of Portfolio Holdings & Index Composition as of 5/31/23

Market Exposure

Investment Type	% of Net Assets
Equity Securities	67%
Swap Agreements	133%
Total Exposure	200%

"Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents.

Largest Equity Holdings

Company	% of Net Assets
Alphabet, Inc., Class A	3.0%
Microsoft Corp.	2.9%
Amazon.com, Inc.	2.8%
Oracle Corp.	2.7%
Arista Networks, Inc.	2.7%

ISE CTA Cloud Computing
Index – Composition

% of Index
Software	50.8%
IT Services	22.6%
Technology Hardware, Storage & Peripherals	6.6%
Communications Equipment	6.3%
Interactive Media & Services	5.0%
Broadline Retail	4.3%
Diversified Telecommunication	1.5%
Professional Services	1.0%
Media	0.7%
Financial Services	0.6%
Health Care Technology	0.6%

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and NAV will fluctuate so that an investor's shares, when redeemed, may be more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. To obtain performance current to the most recent month please visit www.ProShares.com.

1  Fund returns are based on the NAV of the Fund. This calculation reflects the theoretical reinvestment of distributions, if any, in the Fund as of the ex-date. The impact of transaction costs and the inability to reinvest fractional shares are not reflected in the calculations.

2  The Index is a price return index. The total return and any graph or table reflect the theoretical reinvestment of dividends on securities in the Index. The impact of transaction costs and the deduction of expenses associated with an exchange traded fund such as investment management and accounting fees are not reflected in the Index calculation. It is not possible to invest directly in an Index.

3  1.00 equals perfect correlation. This calculation is based on the daily total return of the Index and the performance of the daily total return of the NAV per share of the Fund.

The above information is not covered by the Report of the Independent Registered Public Accounting Firm.

XL :: SKYU ULTRA NASDAQ CLOUD COMPUTING :: MANAGEMENT DISCUSSION OF FUND PERFORMANCE PROSHARES TRUST

ProShares Ultra Nasdaq Cybersecurity (the "Fund") seeks daily investment results, before fees and expenses, that correspond to two times (2x) the daily performance of the Nasdaq CTA Cybersecurity IndexSM (the "Index"). The Fund does not seek to achieve its stated investment objective over a period of time greater than a single day. The Fund seeks investment results for a single day only, as measured from one net asset value ("NAV") calculation to the next, not for any other period. The return of the Fund for longer periods will be the result of its return for each day compounded over the period. The Fund's returns for periods longer than a single day will very likely differ in amount, and possibly even direction, from the Fund's stated multiple times the return of the Fund's Index for the same period. For the year ended May 31, 2023, the Fund had a total return of –8.54%1. For the same period, the Index had a total return of 4.18%2 and a volatility of 26.58%. For the period, the Fund had an average daily volume of 1,852 shares and an average daily statistical correlation of over 0.99 to twice that of the return of the Index.3

The Fund invests in financial instruments that the Advisor believes, in combination, should produce daily returns consistent with the Fund's investment objective. The Index is maintained by Nasdaq Inc. (the "Index Provider"). The Index was jointly constructed by the Index Provider and Consumer Technology Association ("CTA"). The Index is a modified liquidity-weighted index comprised of companies classified as "cybersecurity" companies by CTA. CTA classifies companies as cybersecurity if they meet one of three elements: (1) companies focused on developing technologies that are designed and implemented to protect computer and communication networks from attacks and other unauthorized use; (2) companies involved in the development of technologies for cybersecurity industry use including government, private and public corporations, financial institutions and various other industries; or (3) companies focused on the protection of priority data from being accessed and exploited by unauthorized external parties. The companies must also meet other eligibility criteria determined by the Index Provider, including minimum market capitalization and liquidity requirements. The Index includes large-, mid-, and small-capitalization companies.

During the year ended May 31, 2023, the Fund invested in swap agreements in order to gain leveraged exposure to the Index. These derivatives generally tracked the performance of their underlying index and the Fund was generally negatively affected by financing rates associated with their use. The Fund entered into swap agreements with counterparties that the Fund's advisor determined to be major, global financial institutions. If a counterparty becomes insolvent or otherwise fails to perform on its obligations, the value of investments in the Fund may decline. The Fund has sought to mitigate this risk by generally requiring counterparties for the Fund to post collateral for the benefit of the Fund, marked to market daily, in an amount approximately equal to the amount the counterparty owed the Fund, subject to certain minimum thresholds.

Value of a $10,000 Investment Since Inception at Net Asset Value*

*The line graph represents historical performance of a hypothetical investment of $10,000 in the ProShares Ultra Nasdaq Cybersecurity from January 19, 2021 to May 31, 2023, assuming the reinvestment of distributions.

Average Annual Total Return as of 5/31/23

	One Year	Since Inception (1/19/21)
ProShares Ultra Nasdaq Cybersecurity	-8.54%	-13.26%
Nasdaq CTA Cybersecurity Index	4.18%	-0.07%

Expense Ratios**

Fund	Gross	Net
ProShares Ultra Nasdaq Cybersecurity	2.11%	0.98%

**Reflects the expense ratio as reported in the Prospectus dated October 1, 2022. Contractual fee waivers are in effect through September 30, 2023. See Financial Highlights for effective expense ratios.

Allocation of Portfolio Holdings & Index Composition as of 5/31/23

Market Exposure

Investment Type	% of Net Assets
Swap Agreements	200%
Total Exposure	200%

"Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents.

Nasdaq CTA Cybersecurity Index – Composition

% of Index
Software & Services	68.0%
Technology Hardware & Equipment	13.2%
Commercial & Professional Services	8.3%
Semiconductors & Semiconductor Services	7.7%
Capital Goods	2.8%

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and NAV will fluctuate so that an investor's shares, when redeemed, may be more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. To obtain performance current to the most recent month please visit www.ProShares.com.

1  Fund returns are based on the NAV of the Fund. This calculation reflects the theoretical reinvestment of distributions, if any, in the Fund as of the ex-date. The impact of transaction costs and the inability to reinvest fractional shares are not reflected in the calculations.

2  The Index is a price return index. The total return and any graph or table reflect the theoretical reinvestment of dividends on securities in the Index. The impact of transaction costs and the deduction of expenses associated with an exchange traded fund such as investment management and accounting fees are not reflected in the Index calculation. It is not possible to invest directly in an Index.

3  1.00 equals perfect correlation. This calculation is based on the daily total return of the Index and the performance of the daily total return of the NAV per share of the Fund.

The above information is not covered by the Report of the Independent Registered Public Accounting Firm.

PROSHARES TRUST MANAGEMENT DISCUSSION OF FUND PERFORMANCE :: ULTRA NASDAQ CYBERSECURITY UCYB :: XLI

ProShares Ultra QQQ (the "Fund") seeks daily investment results, before fees and expenses, that correspond to two times (2x) the daily performance of the NASDAQ-100® Index (the "Index"). The Fund does not seek to achieve its stated investment objective over a period of time greater than a single day. The Fund seeks investment results for a single day only, as measured from one net asset value ("NAV") calculation to the next, not for any other period. The return of the Fund for longer periods will be the result of its return for each day compounded over the period. The Fund's returns for periods longer than a single day will very likely differ in amount, and possibly even direction, from the Fund's stated multiple times the return of the Fund's Index for the same period. For the year ended May 31, 2023, the Fund had a total return of 13.34%1. For the same period, the Index had a total return of 13.77%2 and a volatility of 27.34%. For the period, the Fund had an average daily volume of 5,015,290 shares and an average daily statistical correlation of over 0.99 to twice that of the return of the Index.3

The Fund invests in financial instruments that the Advisor believes, in combination, should produce daily returns consistent with the Fund's investment objective. The Index is constructed and maintained by Nasdaq Inc. The Index includes 100 of the largest /domestic and international non-financial companies listed on the Nasdaq Stock Market based on market capitalization. The Index reflects companies across major industry groups including computer hardware and software, telecommunications, retail/wholesale trade and biotechnology.

During the year ended May 31, 2023, the Fund invested in swap agreements and futures contracts in order to gain leveraged exposure to the Index. These derivatives generally tracked the performance of their underlying index and the Fund was generally negatively affected by financing rates associated with swap agreements. The Fund entered into swap agreements with counterparties that the Fund's advisor determined to be major, global financial institutions. If a counterparty becomes insolvent or otherwise fails to perform on its obligations, the value of investments in the Fund may decline. The Fund has sought to mitigate this risk by generally requiring counterparties for the Fund to post collateral for the benefit of the Fund, marked to market daily, in an amount approximately equal to the amount the counterparty owed the Fund, subject to certain minimum thresholds.

Value of a $10,000 Investment at Net Asset Value*

*The line graph represents historical performance of a hypothetical investment of $10,000 in the ProShares Ultra QQQ from May 31, 2013 to May 31, 2023, assuming the reinvestment of distributions.

Average Annual Total Return as of 5/31/23

	One Year	Five Years	Ten Years
ProShares Ultra QQQ	13.34%	22.08%	29.71%
NASDAQ-100 Index	13.77%	16.42%	18.18%

Expense Ratios**

Fund	Gross	Net
ProShares Ultra QQQ	0.98%	0.95%

**Reflects the expense ratio as reported in the Prospectus dated October 1, 2022. Contractual fee waivers are in effect through September 30, 2023. See Financial Highlights for effective expense ratios.

Allocation of Portfolio Holdings & Index Composition as of 5/31/23

Market Exposure

Investment Type	% of Net Assets
Equity Securities	79%
Swap Agreements	119%
Futures Contracts	2%
Total Exposure	200%

"Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents.

Largest Equity Holdings

Company	% of Net Assets
Microsoft Corp.	10.5%
Apple, Inc.	9.7%
Amazon.com, Inc.	5.3%
NVIDIA Corp.	5.2%
Meta Platforms, Inc., Class A	3.3%

NASDAQ-100 Index – Composition

% of Index
Information Technology	50.8%
Communication Services	17.1%
Consumer Discretionary	14.5%
Health Care	5.6%
Consumer Staples	5.6%
Industrials	4.0%
Utilities	1.0%
Financials	1.0%
Energy	0.4%

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and NAV will fluctuate so that an investor's shares, when redeemed, may be more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. To obtain performance current to the most recent month please visit www.ProShares.com.

1  Fund returns are based on the NAV of the Fund. This calculation reflects the theoretical reinvestment of distributions, if any, in the Fund as of the ex-date. The impact of transaction costs and the inability to reinvest fractional shares are not reflected in the calculations.

2  The Index is a price return index. The total return and any graph or table reflect the theoretical reinvestment of dividends on securities in the Index. The impact of transaction costs and the deduction of expenses associated with an exchange traded fund such as investment management and accounting fees are not reflected in the Index calculation. It is not possible to invest directly in an Index.

3  1.00 equals perfect correlation. This calculation is based on the daily total return of the Index and the performance of the daily total return of the NAV per share of the Fund.

The above information is not covered by the Report of the Independent Registered Public Accounting Firm.

XLII :: QLD ULTRA QQQ :: MANAGEMENT DISCUSSION OF FUND PERFORMANCE PROSHARES TRUST

ProShares Ultra Real Estate (the "Fund") seeks daily investment results, before fees and expenses, that correspond to two times (2x) the daily performance of the S&P Real Estate Select Sector Index (the "Index"). The Fund does not seek to achieve its stated investment objective over a period of time greater than a single day. The Fund seeks investment results for a single day only, as measured from one net asset value ("NAV") calculation to the next, not for any other period. The return of the Fund for longer periods will be the result of its return for each day compounded over the period. The Fund's returns for periods longer than a single day will very likely differ in amount, and possibly even direction, from the Fund's stated multiple times the return of the Fund's Index for the same period. For the year ended May 31, 2023, the Fund had a total return of –35.66%1. For the same period, the Index had a total return of –15.47%2 and a volatility of 24.77%. For the period, the Fund had an average daily volume of 5,370 shares and an average daily statistical correlation of over 0.99 to twice that of the return of the Index.3

The Fund invests in financial instruments that the Advisor believes, in combination, should produce daily returns consistent with the Fund's investment objective. The Index is constructed and maintained by S&P Dow Jones Indices LLC. The Index is designed to track the performance of real estate investment trusts ("REITs") and other companies that invest directly or indirectly in real estate through development, management or ownership including property agencies. Component companies include, among others, real estate holding and development and real estate services companies and REITs. REITs are passive investment vehicles that invest primarily in income producing real estate or real estate related loans or interests. The Index is a market cap weighted index that is updated in March, June, September, and December.

During the year ended May 31, 2023, the Fund invested in swap agreements in order to gain leveraged exposure to the Index. These derivatives generally tracked the performance of their underlying index and the Fund was generally negatively affected by financing rates associated with their use. The Fund entered into swap agreements with counterparties that the Fund's advisor determined to be major, global financial institutions. If a counterparty becomes insolvent or otherwise fails to perform on its obligations, the value of investments in the Fund may decline. The Fund has sought to mitigate this risk by generally requiring counterparties for the Fund to post collateral for the benefit of the Fund, marked to market daily, in an amount approximately equal to the amount the counterparty owed the Fund, subject to certain minimum thresholds.

Value of a $10,000 Investment at Net Asset Value*

*The line graph represents historical performance of a hypothetical investment of $10,000 in the ProShares Ultra Real Estate from May 31, 2013 to May 31, 2023, assuming the reinvestment of distributions.

Average Annual Total Return as of 5/31/23

	One Year	Five Years	Ten Years
ProShares Ultra Real Estate	-35.66%	-1.80%	4.11%
Dow Jones U.S. Real Estate Index	-14.28%	4.23%	5.73%
S&P Real Estate Select Sector index**	-15.47%	6.31%	6.94%

Expense Ratios***

Fund	Gross	Net
ProShares Ultra Real Estate	1.04%	0.95%

**On March 17, 2023, the Fund's underlying Index changed from the Dow Jones U.S. Real EstateSM Index to the S&P Real Estate Select Sector Index in order to match the Fund's underlying Index to its investment objective.

***Reflects the expense ratio as reported in the Prospectus dated October 1, 2022. Contractual fee waivers are in effect through September 30, 2023. See Financial Highlights for effective expense ratios.

Allocation of Portfolio Holdings & Index Composition as of 5/31/23

Market Exposure

Investment Type	% of Net Assets
Equity Securities	74%
Swap Agreements	126%
Total Exposure	200%

"Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents.

Largest Equity Holdings

Company	% of Net Assets
Prologis, Inc.	10.1%
American Tower Corp.	7.6%
Equinix, Inc.	6.1%
Crown Castle, Inc.	4.3%
Public Storage	3.9%

S&P Real Estate Select Sector
Index – Composition

% of Index
Specialized REITs	46.0%
Residential REITs	14.1%
Industrial REITs	13.6%
Retail REITs	11.6%
Health Care REITs	7.5%
Office REITs	2.9%
Real Estate Management & Development	2.8%
Hotel & Resort REITs	1.5%

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and NAV will fluctuate so that an investor's shares, when redeemed, may be more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. To obtain performance current to the most recent month please visit www.ProShares.com.

1  Fund returns are based on the NAV of the Fund. This calculation reflects the theoretical reinvestment of distributions, if any, in the Fund as of the ex-date. The impact of transaction costs and the inability to reinvest fractional shares are not reflected in the calculations.

2  The Index is a price return index. The total return and any graph or table reflect the theoretical reinvestment of dividends on securities in the Index. The impact of transaction costs and the deduction of expenses associated with an exchange traded fund such as investment management and accounting fees are not reflected in the Index calculation. It is not possible to invest directly in an Index.

3  1.00 equals perfect correlation. This calculation is based on the daily total return of the Index and the performance of the daily total return of the NAV per share of the Fund.

The above information is not covered by the Report of the Independent Registered Public Accounting Firm.

PROSHARES TRUST MANAGEMENT DISCUSSION OF FUND PERFORMANCE :: ULTRA REAL ESTATE URE :: XLIII

ProShares Ultra Russell2000 (the "Fund") seeks daily investment results, before fees and expenses, that correspond to two times (2x) the daily performance of the Russell 2000® Index (the "Index"). The Fund does not seek to achieve its stated investment objective over a period of time greater than a single day. The Fund seeks investment results for a single day only, as measured from one net asset value ("NAV") calculation to the next, not for any other period. The return of the Fund for longer periods will be the result of its return for each day compounded over the period. The Fund's returns for periods longer than a single day will very likely differ in amount, and possibly even direction, from the Fund's stated multiple times the return of the Fund's Index for the same period. For the year ended May 31, 2023, the Fund had a total return of –19.51%1. For the same period, the Index had a total return of –4.68%2 and a volatility of 24.87%. For the period, the Fund had an average daily volume of 697,276 shares and an average daily statistical correlation of over 0.99 to twice that of the return of the Index.3

The Fund invests in financial instruments that the Advisor believes, in combination, should produce daily returns consistent with the Fund's investment objective. The Index is constructed and maintained by FTSE Russell. The Index is a measure of small-cap U.S. stock market performance. It is a float-adjusted, market capitalization-weighted index containing approximately 2,000 of the smallest companies in the Russell 3000® Index or approximately 10% of the total market capitalization of the Russell 3000® Index, which in turn represents approximately 98% of the U.S. equity market and includes approximately 3,000 of the largest companies in the U.S. The Russell 3000® Index includes large-, mid-, and small-capitalization companies.

During the year ended May 31, 2023, the Fund invested in swap agreements and futures contracts in order to gain leveraged exposure to the Index. These derivatives generally tracked the performance of their underlying index and the Fund was generally negatively affected by financing rates associated with swap agreements. The Fund entered into swap agreements with counterparties that the Fund's advisor determined to be major, global financial institutions. If a counterparty becomes insolvent or otherwise fails to perform on its obligations, the value of investments in the Fund may decline. The Fund has sought to mitigate this risk by generally requiring counterparties for the Fund to post collateral for the benefit of the Fund, marked to market daily, in an amount approximately equal to the amount the counterparty owed the Fund, subject to certain minimum thresholds.

Value of a $10,000 Investment at Net Asset Value*

*The line graph represents historical performance of a hypothetical investment of $10,000 in the ProShares Ultra Russell2000 from May 31, 2013 to May 31, 2023, assuming the reinvestment of distributions.

Average Annual Total Return as of 5/31/23

	One Year	Five Years	Ten Years
ProShares Ultra Russell2000	-19.51%	-5.18%	7.15%
Russell 2000 Index	-4.68%	2.74%	7.35%

Expense Ratios**

Fund	Gross	Net
ProShares Ultra Russell2000	1.31%	0.95%

**Reflects the expense ratio as reported in the Prospectus dated October 1, 2022. Contractual fee waivers are in effect through September 30, 2023. See Financial Highlights for effective expense ratios.

Allocation of Portfolio Holdings & Index Composition as of 5/31/23

Market Exposure

Investment Type	% of Net Assets
Equity Securities	87%
Swap Agreements	108%
Futures Contracts	5%
Total Exposure	200%

"Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents.

Largest Equity Holdings

Company	% of Net Assets
Super Micro Computer, Inc.	0.4%
Shockwave Medical, Inc.	0.4%
Inspire Medical Systems, Inc.	0.3%
Apellis Pharmaceuticals, Inc.	0.3%
EMCOR Group, Inc.	0.3%

Russell 2000 Index – Composition

% of Index
Health Care	17.8%
Industrials	16.6%
Financials	15.2%
Information Technology	13.0%
Consumer Discretionary	10.9%
Real Estate	6.3%
Energy	6.1%
Materials	4.3%
Consumer Staples	3.8%
Utilities	3.4%
Communication Services	2.6%

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and NAV will fluctuate so that an investor's shares, when redeemed, may be more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. To obtain performance current to the most recent month please visit www.ProShares.com.

1  Fund returns are based on the NAV of the Fund. This calculation reflects the theoretical reinvestment of distributions, if any, in the Fund as of the ex-date. The impact of transaction costs and the inability to reinvest fractional shares are not reflected in the calculations.

2  The Index is a price return index. The total return and any graph or table reflect the theoretical reinvestment of dividends on securities in the Index. The impact of transaction costs and the deduction of expenses associated with an exchange traded fund such as investment management and accounting fees are not reflected in the Index calculation. It is not possible to invest directly in an Index.

3  1.00 equals perfect correlation. This calculation is based on the daily total return of the Index and the performance of the daily total return of the NAV per share of the Fund.

The above information is not covered by the Report of the Independent Registered Public Accounting Firm.

XLIV :: UWM ULTRA RUSSELL2000 :: MANAGEMENT DISCUSSION OF FUND PERFORMANCE PROSHARES TRUST

ProShares Ultra S&P500® (the "Fund") seeks daily investment results, before fees and expenses, that correspond to two times (2x) the daily performance of the S&P 500® (the "Index"). The Fund does not seek to achieve its stated investment objective over a period of time greater than a single day. The Fund seeks investment results for a single day only, as measured from one net asset value ("NAV") calculation to the next, not for any other period. The return of the Fund for longer periods will be the result of its return for each day compounded over the period. The Fund's returns for periods longer than a single day will very likely differ in amount, and possibly even direction, from the Fund's stated multiple times the return of the Fund's Index for the same period. For the year ended May 31, 2023, the Fund had a total return of –3.89%1. For the same period, the Index had a total return of 2.92%2 and a volatility of 20.93%. For the period, the Fund had an average daily volume of 5,373,219 shares and an average daily statistical correlation of over 0.99 to twice that of the return of the Index.3

The Fund invests in financial instruments that the Advisor believes, in combination, should produce daily returns consistent with the Fund's investment objective. The Index is constructed and maintained by S&P Dow Jones Indices LLC. The Index is constructed and maintained by S&P Dow Jones Indices LLC. The Index is a measure of large-cap U.S. stock market performance. It is a float-adjusted, market capitalization-weighted index of 500 U.S. operating companies and real estate investment trusts selected through a process that factors in criteria such as liquidity, price, market capitalization, financial viability and public float.

During the year ended May 31, 2023, the Fund invested in swap agreements and futures contracts in order to gain leveraged exposure to the Index. These derivatives generally tracked the performance of their underlying index and the Fund was generally negatively affected by financing rates associated with swap agreements. The Fund entered into swap agreements with counterparties that the Fund's advisor determined to be major, global financial institutions. If a counterparty becomes insolvent or otherwise fails to perform on its obligations, the value of investments in the Fund may decline. The Fund has sought to mitigate this risk by generally requiring counterparties for the Fund to post collateral for the benefit of the Fund, marked to market daily, in an amount approximately equal to the amount the counterparty owed the Fund, subject to certain minimum thresholds.

Value of a $10,000 Investment at Net Asset Value*

*The line graph represents historical performance of a hypothetical investment of $10,000 in the ProShares Ultra S&P500® from May 31, 2013 to May 31, 2023, assuming the reinvestment of distributions.

Average Annual Total Return as of 5/31/23

	One Year	Five Years	Ten Years
ProShares Ultra S&P500®	-3.89%	13.80%	18.48%
S&P 500 Index	2.92%	11.01%	11.98%

Expense Ratios**

Fund	Gross	Net
ProShares Ultra S&P500®	0.89%	0.89%

**Reflects the expense ratio as reported in the Prospectus dated October 1, 2022. Contractual fee waivers are in effect through September 30, 2023. See Financial Highlights for effective expense ratios.

Allocation of Portfolio Holdings & Index Composition as of 5/31/23

Market Exposure

Investment Type	% of Net Assets
Equity Securities	83%
Swap Agreements	113%
Futures Contracts	4%
Total Exposure	200%

"Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents.

Largest Equity Holdings

Company	% of Net Assets
Apple, Inc.	6.3%
Microsoft Corp.	5.8%
Amazon.com, Inc.	2.6%
NVIDIA Corp.	2.2%
Alphabet, Inc., Class A	1.7%

S&P 500 – Composition

% of Index
Information Technology	28.0%
Health Care	13.7%
Financials	12.5%
Consumer Discretionary	10.2%
Communication Services	8.8%
Industrials	8.2%
Consumer Staples	6.9%
Energy	4.2%
Utilities	2.7%
Real Estate	2.4%
Materials	2.4%

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and NAV will fluctuate so that an investor's shares, when redeemed, may be more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. To obtain performance current to the most recent month please visit www.ProShares.com.

1  Fund returns are based on the NAV of the Fund. This calculation reflects the theoretical reinvestment of distributions, if any, in the Fund as of the ex-date. The impact of transaction costs and the inability to reinvest fractional shares are not reflected in the calculations.

2  The Index is a price return index. The total return and any graph or table reflect the theoretical reinvestment of dividends on securities in the Index. The impact of transaction costs and the deduction of expenses associated with an exchange traded fund such as investment management and accounting fees are not reflected in the Index calculation. It is not possible to invest directly in an Index.

3  1.00 equals perfect correlation. This calculation is based on the daily total return of the Index and the performance of the daily total return of the NAV per share of the Fund.

The above information is not covered by the Report of the Independent Registered Public Accounting Firm.

PROSHARES TRUST MANAGEMENT DISCUSSION OF FUND PERFORMANCE :: ULTRA S&P500® SSO :: XLV

ProShares Ultra Semiconductors (the "Fund") seeks daily investment results, before fees and expenses, that correspond to two times (2x) the daily performance of the Dow Jones U.S. SemiconductorsSM Index (the "Index"). The Fund does not seek to achieve its stated investment objective over a period of time greater than a single day. The Fund seeks investment results for a single day only, as measured from one net asset value ("NAV") calculation to the next, not for any other period. The return of the Fund for longer periods will be the result of its return for each day compounded over the period. The Fund's returns for periods longer than a single day will very likely differ in amount, and possibly even direction, from the Fund's stated multiple times the return of the Fund's Index for the same period. For the year ended May 31, 2023, the Fund had a total return of 30.55%1. For the same period, the Index had a total return of 27.78%2 and a volatility of 39.87%. For the period, the Fund had an average daily volume of 186,167 shares and an average daily statistical correlation of over 0.99 to twice that of the return of the Index.3

The Fund invests in financial instruments that the Advisor believes, in combination, should produce daily returns consistent with the Fund's investment objective. The Index is constructed and maintained by S&P Dow Jones Indices LLC. The Index is designed to measure the stock performance of U.S. companies in the semiconductors subsector. Component companies include, among others, those engaged in the production and distribution of semiconductors and other integrated chips, as well as other related products such as semiconductor capital equipment and motherboards.

During the year ended May 31, 2023, the Fund invested in swap agreements in order to gain leveraged exposure to the Index. These derivatives generally tracked the performance of their underlying index and the Fund was generally negatively affected by financing rates associated with their use. The Fund entered into swap agreements with counterparties that the Fund's advisor determined to be major, global financial institutions. If a counterparty becomes insolvent or otherwise fails to perform on its obligations, the value of investments in the Fund may decline. The Fund has sought to mitigate this risk by generally requiring counterparties for the Fund to post collateral for the benefit of the Fund, marked to market daily, in an amount approximately equal to the amount the counterparty owed the Fund, subject to certain minimum thresholds.

Value of a $10,000 Investment at Net Asset Value*

*The line graph represents historical performance of a hypothetical investment of $10,000 in the ProShares Ultra Semiconductors from May 31, 2013 to May 31, 2023, assuming the reinvestment of distributions.

Average Annual Total Return as of 5/31/23

	One Year	Five Years	Ten Years
ProShares Ultra Semiconductors	30.55%	25.11%	36.22%
Dow Jones U.S. Semiconductors Index	27.78%	22.03%	23.83%

Expense Ratios**

Fund	Gross	Net
ProShares Ultra Semiconductors	0.97%	0.95%

**Reflects the expense ratio as reported in the Prospectus dated October 1, 2022. Contractual fee waivers are in effect through September 30, 2023. See Financial Highlights for effective expense ratios.

Allocation of Portfolio Holdings & Index Composition as of 5/31/23

Market Exposure

Investment Type	% of Net Assets
Equity Securities	71%
Swap Agreements	129%
Total Exposure	200%

"Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents.

Largest Equity Holdings

Company	% of Net Assets
NVIDIA Corp.	25.2%
Broadcom, Inc.	9.1%
Advanced Micro Devices, Inc.	5.2%
Texas Instruments, Inc.	4.3%
Intel Corp.	3.5%

Dow Jones U.S. Semiconductors
Index – Composition

% of Index
Semiconductors & Semiconductor Equipment	100%

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and NAV will fluctuate so that an investor's shares, when redeemed, may be more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. To obtain performance current to the most recent month please visit www.ProShares.com.

1  Fund returns are based on the NAV of the Fund. This calculation reflects the theoretical reinvestment of distributions, if any, in the Fund as of the ex-date. The impact of transaction costs and the inability to reinvest fractional shares are not reflected in the calculations.

2  The Index is a price return index. The total return and any graph or table reflect the theoretical reinvestment of dividends on securities in the Index. The impact of transaction costs and the deduction of expenses associated with an exchange traded fund such as investment management and accounting fees are not reflected in the Index calculation. It is not possible to invest directly in an Index.

3  1.00 equals perfect correlation. This calculation is based on the daily total return of the Index and the performance of the daily total return of the NAV per share of the Fund.

The above information is not covered by the Report of the Independent Registered Public Accounting Firm.

XLVI :: USD ULTRA SEMICONDUCTORS :: MANAGEMENT DISCUSSION OF FUND PERFORMANCE PROSHARES TRUST

ProShares Ultra SmallCap600 (the "Fund") seeks daily investment results, before fees and expenses, that correspond to two times (2x) the daily performance of the S&P SmallCap 600® (the "Index"). The Fund does not seek to achieve its stated investment objective over a period of time greater than a single day. The Fund seeks investment results for a single day only, as measured from one net asset value ("NAV") calculation to the next, not for any other period. The return of the Fund for longer periods will be the result of its return for each day compounded over the period. The Fund's returns for periods longer than a single day will very likely differ in amount, and possibly even direction, from the Fund's stated multiple times the return of the Fund's Index for the same period. For the year ended May 31, 2023, the Fund had a total return of –22.87%1. For the same period, the Index had a total return of –7.26%2 and a volatility of 23.71%. For the period, the Fund had an average daily volume of 8,517 shares and an average daily statistical correlation of over 0.99 to twice that of the return of the Index.3

The Fund invests in financial instruments that the Advisor believes, in combination, should produce daily returns consistent with the Fund's investment objective. The Index is constructed and maintained by S&P Dow Jones Indices LLC. The Index is a measure of small-cap company U.S. stock market performance. It is a float-adjusted, market capitalization-weighted index of 600 U.S. operating companies and real estate investment trusts selected through a process that factors in criteria such as liquidity, price, market capitalization, financial viability and public float.

During the year ended May 31, 2023, the Fund invested in swap agreements in order to gain leveraged exposure to the Index. These derivatives generally tracked the performance of their underlying index and the Fund was generally negatively affected by financing rates associated with their use. The Fund entered into swap agreements with counterparties that the Fund's advisor determined to be major, global financial institutions. If a counterparty becomes insolvent or otherwise fails to perform on its obligations, the value of investments in the Fund may decline. The Fund has sought to mitigate this risk by generally requiring counterparties for the Fund to post collateral for the benefit of the Fund, marked to market daily, in an amount approximately equal to the amount the counterparty owed the Fund, subject to certain minimum thresholds.

Value of a $10,000 Investment at Net Asset Value*

*The line graph represents historical performance of a hypothetical investment of $10,000 in ProShares Ultra SmallCap600 from May 31, 2013 to May 31, 2023, assuming the reinvestment of distributions.

Average Annual Total Return as of 5/31/23

	One Year	Five Years	Ten Years
ProShares Ultra SmallCap600	-22.87%	-3.21%	10.20%
S&P SmallCap 600 Index	-7.26%	3.80%	8.92%

Expense Ratios**

Fund	Gross	Net
ProShares Ultra SmallCap600	1.29%	0.95%

**Reflects the expense ratio as reported in the Prospectus dated October 1, 2022. Contractual fee waivers are in effect through September 30, 2023. See Financial Highlights for effective expense ratios.

Allocation of Portfolio Holdings & Index Composition as of 5/31/23

Market Exposure

Investment Type	% of Net Assets
Equity Securities	90%
Swap Agreements	110%
Total Exposure	200%

"Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents.

Largest Equity Holdings

Company	% of Net Assets
Rambus, Inc.	0.7%
SPS Commerce, Inc.	0.6%
Onto Innovation, Inc.	0.5%
Comfort Systems USA, Inc.	0.5%
elf Beauty, Inc.	0.5%

S&P SmallCap 600 – Composition

% of Index
Industrials	17.8%
Financials	15.7%
Information Technology	14.6%
Consumer Discretionary	13.7%
Health Care	11.2%
Real Estate	7.1%
Materials	5.6%
Consumer Staples	5.4%
Energy	4.3%
Utilities	2.4%
Communication Services	2.2%

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and NAV will fluctuate so that an investor's shares, when redeemed, may be more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. To obtain performance current to the most recent month please visit www.ProShares.com.

1  Fund returns are based on the NAV of the Fund. This calculation reflects the theoretical reinvestment of distributions, if any, in the Fund as of the ex-date. The impact of transaction costs and the inability to reinvest fractional shares are not reflected in the calculations.

2  The Index is a price return index. The total return and any graph or table reflect the theoretical reinvestment of dividends on securities in the Index. The impact of transaction costs and the deduction of expenses associated with an exchange traded fund such as investment management and accounting fees are not reflected in the Index calculation. It is not possible to invest directly in an Index.

3  1.00 equals perfect correlation. This calculation is based on the daily total return of the Index and the performance of the daily total return of the NAV per share of the Fund.

The above information is not covered by the Report of the Independent Registered Public Accounting Firm.

PROSHARES TRUST MANAGEMENT DISCUSSION OF FUND PERFORMANCE :: ULTRA SMALLCAP600 SAA :: XLVII

ProShares Ultra Technology (the "Fund") seeks daily investment results, before fees and expenses, that correspond to two times (2x) the daily performance of the S&P Technology Select Sector Index (the "Index"). The Fund does not seek to achieve its stated investment objective over a period of time greater than a single day. The Fund seeks investment results for a single day only, as measured from one net asset value ("NAV") calculation to the next, not for any other period. The return of the Fund for longer periods will be the result of its return for each day compounded over the period. The Fund's returns for periods longer than a single day will very likely differ in amount, and possibly even direction, from the Fund's stated multiple times the return of the Fund's Index for the same period. For the year ended May 31, 2023, the Fund had a total return of 15.43%1. For the same period, the Index had a total return of 18.16%2 and a volatility of 28.32%. For the period, the Fund had an average daily volume of 137,403 shares and an average daily statistical correlation of over 0.99 to twice that of the return of the Index.3

The Fund invests in financial instruments that the Advisor believes, in combination, should produce daily returns consistent with the Fund's investment objective. The Index is constructed and maintained by S&P Dow Jones Indices LLC. The Index is designed to measure the stock performance of U.S. companies in the technology industry. Component companies include, among others, those involved in computers and office equipment, software, communications technology, semiconductors, diversified technology services and Internet services.

During the year ended May 31, 2023, the Fund invested in swap agreements in order to gain leveraged exposure to the Index. These derivatives generally tracked the performance of their underlying index and the Fund was generally negatively affected by financing rates associated with their use. The Fund entered into swap agreements with counterparties that the Fund's advisor determined to be major, global financial institutions. If a counterparty becomes insolvent or otherwise fails to perform on its obligations, the value of investments in the Fund may decline. The Fund has sought to mitigate this risk by generally requiring counterparties for the Fund to post collateral for the benefit of the Fund, marked to market daily, in an amount approximately equal to the amount the counterparty owed the Fund, subject to certain minimum thresholds.

Value of a $10,000 Investment at Net Asset Value*

*The line graph represents historical performance of a hypothetical investment of $10,000 in the ProShares Ultra Technology from May 31, 2013 to May 31, 2023, assuming the reinvestment of distributions.

Average Annual Total Return as of 5/31/23

	One Year	Five Years	Ten Years
ProShares Ultra Technology	15.43%	25.27%	31.83%
Dow Jones U.S. Technology Index	18.92%	19.35%	19.93%
S&P Technology Select Sector Index**	18.16%	20.15%	19.80%

Expense Ratios***

Fund	Gross	Net
ProShares Ultra Technology	0.95%	0.95%

**On March 17, 2023, the Fund's underlying Index changed from the Dow Jones U.S. TechnologySM Index to the S&P Technology Select Sector Index in order to match the Fund's underlying Index to its investment objective.

***Reflects the expense ratio as reported in the Prospectus dated October 1, 2022. Contractual fee waivers are in effect through September 30, 2023. See Financial Highlights for effective expense ratios.

Allocation of Portfolio Holdings & Index Composition as of 5/31/23

Market Exposure

Investment Type	% of Net Assets
Equity Securities	70%
Swap Agreements	130%
Total Exposure	200%

"Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents.

Largest Equity Holdings

Company	% of Net Assets
Microsoft Corp.	16.9%
Apple, Inc.	15.9%
NVIDIA Corp.	3.9%
Broadcom, Inc.	2.9%
Salesforce, Inc.	1.9%

S&P Technology Select Sector
Index – Composition

% of Index
Software & Services	44.0%
Technology Hardware & Equipment	30.3%
Semiconductors & Semiconductor Equipment	25.7%

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and NAV will fluctuate so that an investor's shares, when redeemed, may be more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. To obtain performance current to the most recent month please visit www.ProShares.com.

1  Fund returns are based on the NAV of the Fund. This calculation reflects the theoretical reinvestment of distributions, if any, in the Fund as of the ex-date. The impact of transaction costs and the inability to reinvest fractional shares are not reflected in the calculations.

2  The Index is a price return index. The total return and any graph or table reflect the theoretical reinvestment of dividends on securities in the Index. The impact of transaction costs and the deduction of expenses associated with an exchange traded fund such as investment management and accounting fees are not reflected in the Index calculation. It is not possible to invest directly in an Index.

3  1.00 equals perfect correlation. This calculation is based on the daily total return of the Index and the performance of the daily total return of the NAV per share of the Fund.

The above information is not covered by the Report of the Independent Registered Public Accounting Firm.

XLVIII :: ROM ULTRA TECHNOLOGY :: MANAGEMENT DISCUSSION OF FUND PERFORMANCE PROSHARES TRUST

ProShares Ultra Utilities (the "Fund") seeks daily investment results, before fees and expenses, that correspond to two times (2x) the daily performance of the S&P Utilities Select Sector Index (the "Index"). The Fund does not seek to achieve its stated investment objective over a period of time greater than a single day. The Fund seeks investment results for a single day only, as measured from one net asset value ("NAV") calculation to the next, not for any other period. The return of the Fund for longer periods will be the result of its return for each day compounded over the period. The Fund's returns for periods longer than a single day will very likely differ in amount, and possibly even direction, from the Fund's stated multiple times the return of the Fund's Index for the same period. For the year ended May 31, 2023, the Fund had a total return of –26.25%1. For the same period, the Index had a total return of –9.96%2 and a volatility of 21.66%. For the period, the Fund had an average daily volume of 3,511 shares and an average daily statistical correlation of over 0.99 to twice that of the return of the Index.3

The Fund invests in financial instruments that the Advisor believes, in combination, should produce daily returns consistent with the Fund's investment objective. The Index is constructed and maintained by S&P Dow Jones Indices LLC. The Index is designed to measure the stock performance of U.S. companies in the utilities industry. Component companies include, among others, electric utilities, gas utilities, multi-utilities and water utilities. The Index is a market cap weighted index that is updated in March, June, September and December.

During the year ended May 31, 2023, the Fund invested in swap agreements in order to gain leveraged exposure to the Index. These derivatives generally tracked the performance of their underlying index and the Fund was generally negatively affected by financing rates associated with their use. The Fund entered into swap agreements with counterparties that the Fund's advisor determined to be major, global financial institutions. If a counterparty becomes insolvent or otherwise fails to perform on its obligations, the value of investments in the Fund may decline. The Fund has sought to mitigate this risk by generally requiring counterparties for the Fund to post collateral for the benefit of the Fund, marked to market daily, in an amount approximately equal to the amount the counterparty owed the Fund, subject to certain minimum thresholds.

Value of a $10,000 Investment at Net Asset Value*

*The line graph represents historical performance of a hypothetical investment of $10,000 in the ProShares Ultra Utilities from May 31, 2013 to May 31, 2023, assuming the reinvestment of distributions.

Average Annual Total Return as of 5/31/23

	One Year	Five Years	Ten Years
ProShares Ultra Utilities	-26.25%	6.76%	12.09%
Dow Jones U.S. Utilities Index	-9.91%	7.76%	9.19%
S&P Utilities Select Sector Index**	-9.96%	8.47%	9.33%

Expense Ratios***

Fund	Gross	Net
ProShares Ultra Utilities	1.36%	0.95%

**On March 17, 2023, the Fund's underlying Index changed from the Dow Jones U.S. UtilitiesSM Index to the S&P Utilities Select Sector Index in order to match the Fund's underlying Index to its investment objective.

***Reflects the expense ratio as reported in the Prospectus dated October 1, 2022. Contractual fee waivers are in effect through September 30, 2023. See Financial Highlights for effective expense ratios.

Allocation of Portfolio Holdings & Index Composition as of 5/31/23

Market Exposure

Investment Type	% of Net Assets
Equity Securities	71%
Swap Agreements	129%
Total Exposure	200%

"Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents.

Largest Equity Holdings

Company	% of Net Assets
NextEra Energy, Inc.	11.1%
Southern Co. (The)	5.8%
Duke Energy Corp.	5.2%
Sempra Energy	3.4%
American Electric Power Co., Inc.	3.3%

S&P Utilities Select Sector
Index – Composition

% of Index
Electric Utilities	65.6%
Multi-Utilities	28.2%
Water Utilities	3.0%
Gas Utilities	1.8%
Independent Power and Renewable Electricity Producers	1.4%

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and NAV will fluctuate so that an investor's shares, when redeemed, may be more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. To obtain performance current to the most recent month please visit www.ProShares.com.

1  Fund returns are based on the NAV of the Fund. This calculation reflects the theoretical reinvestment of distributions, if any, in the Fund as of the ex-date. The impact of transaction costs and the inability to reinvest fractional shares are not reflected in the calculations.

2  The Index is a price return index. The total return and any graph or table reflect the theoretical reinvestment of dividends on securities in the Index. The impact of transaction costs and the deduction of expenses associated with an exchange traded fund such as investment management and accounting fees are not reflected in the Index calculation. It is not possible to invest directly in an Index.

3  1.00 equals perfect correlation. This calculation is based on the daily total return of the Index and the performance of the daily total return of the NAV per share of the Fund.

The above information is not covered by the Report of the Independent Registered Public Accounting Firm.

PROSHARES TRUST MANAGEMENT DISCUSSION OF FUND PERFORMANCE :: ULTRA UTILITIES UPW :: XLIX

ProShares UltraPro Dow30SM (the "Fund") seeks daily investment results, before fees and expenses, that correspond to three times (3x) the daily performance of the Dow Jones Industrial AverageSM (the "Index"). The Fund does not seek to achieve its stated investment objective over a period of time greater than a single day. The Fund seeks investment results for a single day only, as measured from one net asset value ("NAV") calculation to the next, not for any other period. The return of the Fund for longer periods will be the result of its return for each day compounded over the period. The Fund's returns for periods longer than a single day will very likely differ in amount, and possibly even direction, from the Fund's stated multiple times the return of the Fund's Index for the same period. For the year ended May 31, 2023, the Fund had a total return of –12.26%1. For the same period, the Index had a total return of 1.96%2 and volatility of 17.51%. For the period, the Fund had an average daily volume of 3,293,006 shares and an average daily statistical correlation of over 0.99 to three times that of the return of the Index.3

The Fund invests in financial instruments that the Advisor believes, in combination, should produce daily returns consistent with the Fund's investment objective. The Index is constructed and maintained by S&P Dow Jones Indices LLC. The Index is a price weighted index and includes 30 large-cap, "blue-chip" U.S. stocks, excluding utility and transportation companies.

During the year ended May 31, 2023, the Fund invested in swap agreements and futures contracts in order to gain leveraged exposure to the Index. These derivatives generally tracked the performance of their underlying index and the Fund was generally negatively affected by financing rates associated with swap agreements. The Fund entered into swap agreements with counterparties that the Fund's advisor determined to be major, global financial institutions. If a counterparty becomes insolvent or otherwise fails to perform on its obligations, the value of investments in the Fund may decline. The Fund has sought to mitigate this risk by generally requiring counterparties for the Fund to post collateral for the benefit of the Fund, marked to market daily, in an amount approximately equal to the amount the counterparty owed the Fund, subject to certain minimum thresholds.

Value of a $10,000 Investment at Net Asset Value*

*The line graph represents historical performance of a hypothetical investment of $10,000 in the ProShares UltraPro Dow30SM from May 31, 2013 to May 31, 2023, assuming the reinvestment of distributions.

Average Annual Total Return as of 5/31/23

	One Year	Five Years	Ten Years
ProShares UltraPro Dow30SM	-12.26%	4.77%	17.97%
Dow Jones Industrial Average Index	1.96%	8.48%	10.61%

Expense Ratios**

Fund	Gross	Net
ProShares UltraPro Dow30SM	0.95%	0.95%

**Reflects the expense ratio as reported in the Prospectus dated October 1, 2022. Contractual fee waivers are in effect through September 30, 2023. See Financial Highlights for effective expense ratios.

Allocation of Portfolio Holdings & Index Composition as of 5/31/23

Market Exposure

Investment Type	% of Net Assets
Equity Securities	85%
Swap Agreements	211%
Futures Contracts	4%
Total Exposure	300%

"Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents.

Largest Equity Holdings

Company	% of Net Assets
UnitedHealth Group, Inc.	8.3%
Microsoft Corp.	5.6%
Goldman Sachs Group, Inc. (The)	5.5%
McDonald's Corp.	4.9%
Home Depot, Inc. (The)	4.8%

Dow Jones Industrial
Average – Composition

% of Index
Financials	20.2%
Health Care	19.5%
Information Technology	18.8%
Industrials	13.9%
Consumer Discretionary	13.5%
Consumer Staples	7.6%
Energy	3.0%
Communication Services	2.5%
Materials	1.0%

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and NAV will fluctuate so that an investor's shares, when redeemed, may be more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. To obtain performance current to the most recent month please visit www.ProShares.com.

1  Fund returns are based on the NAV of the Fund. This calculation reflects the theoretical reinvestment of distributions, if any, in the Fund as of the ex-date. The impact of transaction costs and the inability to reinvest fractional shares are not reflected in the calculations.

2  The Index is a price return index. The total return and any graph or table reflect the theoretical reinvestment of dividends on securities in the Index. The impact of transaction costs and the deduction of expenses associated with an exchange traded fund such as investment management and accounting fees are not reflected in the Index calculation. It is not possible to invest directly in an Index.

3  1.00 equals perfect correlation. This calculation is based on the daily total return of the Index and the performance of the daily total return of the NAV per share of the Fund.

The above information is not covered by the Report of the Independent Registered Public Accounting Firm.

L :: UDOW ULTRAPRO DOW30SM :: MANAGEMENT DISCUSSION OF FUND PERFORMANCE PROSHARES TRUST

ProShares UltraPro MidCap400 (the "Fund") seeks daily investment results, before fees and expenses, that correspond to three times (3x) the daily performance of the S&P MidCap 400® (the "Index"). The Fund does not seek to achieve its stated investment objective over a period of time greater than a single day. The Fund seeks investment results for a single day only, as measured from one net asset value ("NAV") calculation to the next, not for any other period. The return of the Fund for longer periods will be the result of its return for each day compounded over the period. The Fund's returns for periods longer than a single day will very likely differ in amount, and possibly even direction, from the Fund's stated multiple times the return of the Fund's Index for the same period. For the year ended May 31, 2023, the Fund had a total return of –28.73%1. For the same period, the Index had a total return of –2.63%2 and a volatility of 23.04%. For the period, the Fund had an average daily volume of 23,387 shares and an average daily statistical correlation of over 0.99 to three times that of the return of the Index.3

The Fund invests in financial instruments that the Advisor believes, in combination, should produce daily returns consistent with the Fund's investment objective. The Index is constructed and maintained by S&P Dow Jones Indices LLC. The Index is a measure of midsize company U.S. stock market performance. It is a float-adjusted, market capitalization-weighted index of 400 U.S. operating companies and real estate investment trusts selected through a process that factors in criteria such as liquidity, price, market capitalization, financial viability and public float.

During the year ended May 31, 2023, the Fund invested in swap agreements and futures contracts in order to gain leveraged exposure to the Index. These derivatives generally tracked the performance of their underlying index and the Fund was generally negatively affected by financing rates associated with swap agreements. The Fund entered into swap agreements with counterparties that the Fund's advisor determined to be major, global financial institutions. If a counterparty becomes insolvent or otherwise fails to perform on its obligations, the value of investments in the Fund may decline. The Fund has sought to mitigate this risk by generally requiring counterparties for the Fund to post collateral for the benefit of the Fund, marked to market daily, in an amount approximately equal to the amount the counterparty owed the Fund, subject to certain minimum thresholds.

Value of a $10,000 Investment at Net Asset Value*

*The line graph represents historical performance of a hypothetical investment of $10,000 in the ProShares UltraPro MidCap400 from May 31, 2013 to May 31, 2023, assuming the reinvestment of distributions.

Average Annual Total Return as of 5/31/23

	One Year	Five Years	Ten Years
ProShares UltraPro MidCap400	-28.73%	-7.42%	9.53%
S&P MidCap 400 Index	-2.63%	6.00%	9.04%

Expense Ratios***

Fund	Gross	Net
ProShares UltraPro MidCap400	1.32%	0.95%

**The Fund's Average Annual Total Returns are based on net asset values calculated for shareholder transactions which are not reflective of adjustments required pursuant to Generally Accepted Accounting Principles (GAAP). Accordingly, differences may exist between this data and similar information reported in the financial statements.

***Reflects the expense ratio as reported in the Prospectus dated October 1, 2022. Contractual fee waivers are in effect through September 30, 2023. See Financial Highlights for effective expense ratios.

Allocation of Portfolio Holdings & Index Composition as of 5/31/23

Market Exposure

Investment Type	% of Net Assets
Equity Securities	84%
Swap Agreements	213%
Futures Contracts	3%
Total Exposure	300%

"Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents.

Largest Equity Holdings

Company	% of Net Assets
Builders FirstSource, Inc.	0.7%
Hubbell, Inc., Class B	0.6%
Reliance Steel & Aluminum Co.	0.6%
Graco, Inc.	0.5%
Deckers Outdoor Corp.	0.5%

S&P MidCap 400 – Composition

% of Index
Industrials	22.1%
Consumer Discretionary	15.3%
Financials	14.3%
Information Technology	10.4%
Health Care	9.7%
Real Estate	8.0%
Materials	6.2%
Consumer Staples	4.6%
Energy	3.8%
Utilities	3.7%
Communication Services	1.9%

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and NAV will fluctuate so that an investor's shares, when redeemed, may be more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. To obtain performance current to the most recent month please visit www.ProShares.com.

1  Fund returns are based on the NAV of the Fund. This calculation reflects the theoretical reinvestment of distributions, if any, in the Fund as of the ex-date. The impact of transaction costs and the inability to reinvest fractional shares are not reflected in the calculations.

2  The Index is a price return index. The total return and any graph or table reflect the theoretical reinvestment of dividends on securities in the Index. The impact of transaction costs and the deduction of expenses associated with an exchange traded fund such as investment management and accounting fees are not reflected in the Index calculation. It is not possible to invest directly in an Index.

3  1.00 equals perfect correlation. This calculation is based on the daily total return of the Index and the performance of the daily total return of the NAV per share of the Fund.

The above information is not covered by the Report of the Independent Registered Public Accounting Firm.

PROSHARES TRUST MANAGEMENT DISCUSSION OF FUND PERFORMANCE :: ULTRAPRO MIDCAP400 UMDD :: LI

ProShares UltraPro QQQ (the "Fund") seeks daily investment results, before fees and expenses, that correspond to three times (3x) the daily performance of the NASDAQ-100® Index (the "Index"). The Fund does not seek to achieve its stated investment objective over a period of time greater than a single day. The Fund seeks investment results for a single day only, as measured from one net asset value ("NAV") calculation to the next, not for any other period. The return of the Fund for longer periods will be the result of its return for each day compounded over the period. The Fund's returns for periods longer than a single day will very likely differ in amount, and possibly even direction, from the Fund's stated multiple times the return of the Fund's Index for the same period. For the year ended May 31, 2023, the Fund had a total return of 6.27%1. For the same period, the Index had a total return of 13.77%2 and a volatility of 27.34%. For the period, the Fund had an average daily volume of 178,990,975 shares and an average daily statistical correlation of over 0.99 to three times that of the return of the Index.3

The Fund invests in financial instruments that the Advisor believes, in combination, should produce daily returns consistent with the Fund's investment objective. The Index is constructed and maintained by Nasdaq Inc. The Index includes 100 of the largest domestic and international non-financial companies listed on The Nasdaq Stock Market based on market capitalization. The Index reflects companies across major industry groups including computer hardware and software, telecommunications, retail/wholesale trade and biotechnology.

During the year ended May 31, 2023, the Fund invested in swap agreements and futures contracts in order to gain leveraged exposure to the Index. These derivatives generally tracked the performance of their underlying index and the Fund was generally negatively affected by financing rates associated with swap agreements. The Fund entered into swap agreements with counterparties that the Fund's advisor determined to be major, global financial institutions. If a counterparty becomes insolvent or otherwise fails to perform on its obligations, the value of investments in the Fund may decline. The Fund has sought to mitigate this risk by generally requiring counterparties for the Fund to post collateral for the benefit of the Fund, marked to market daily, in an amount approximately equal to the amount the counterparty owed the Fund, subject to certain minimum thresholds.

Value of a $10,000 Investment at Net Asset Value*

*The line graph represents historical performance of a hypothetical investment of $10,000 in the ProShares UltraPro QQQ from May 31, 2013 to May 31, 2023, assuming the reinvestment of distributions.

Average Annual Total Return as of 5/31/23

	One Year	Five Years	Ten Years
ProShares UltraPro QQQ	6.27%	20.32%	37.10%
NASDAQ-100 Index	13.77%	16.42%	18.18%

Expense Ratios**

Fund	Gross	Net
ProShares UltraPro QQQ	0.98%	0.86%

**Reflects the expense ratio as reported in the Prospectus dated October 1, 2022. Contractual fee waivers are in effect through September 30, 2023. See Financial Highlights for effective expense ratios.

Allocation of Portfolio Holdings & Index Composition as of 5/31/23

Market Exposure

Investment Type	% of Net Assets
Equity Securities	43%
Swap Agreements	256%
Futures Contracts	1%
Total Exposure	300%

"Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents.

Largest Equity Holdings

Company	% of Net Assets
Microsoft Corp.	5.7%
Apple, Inc.	5.2%
Amazon.com, Inc.	2.9%
NVIDIA Corp.	2.8%
Meta Platforms, Inc., Class A	1.8%

NASDAQ-100 Index – Composition

% of Index
Information Technology	50.8%
Communication Services	17.1%
Consumer Discretionary	14.5%
Health Care	5.6%
Consumer Staples	5.6%
Industrials	4.0%
Utilities	1.0%
Financials	1.0%
Energy	0.4%

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and NAV will fluctuate so that an investor's shares, when redeemed, may be more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. To obtain performance current to the most recent month please visit www.ProShares.com.

1  Fund returns are based on the NAV of the Fund. This calculation reflects the theoretical reinvestment of distributions, if any, in the Fund as of the ex-date. The impact of transaction costs and the inability to reinvest fractional shares are not reflected in the calculations.

2  The Index is a price return index. The total return and any graph or table reflect the theoretical reinvestment of dividends on securities in the Index. The impact of transaction costs and the deduction of expenses associated with an exchange traded fund such as investment management and accounting fees are not reflected in the Index calculation. It is not possible to invest directly in an Index.

3  1.00 equals perfect correlation. This calculation is based on the daily total return of the Index and the performance of the daily total return of the NAV per share of the Fund.

The above information is not covered by the Report of the Independent Registered Public Accounting Firm.

LII :: TQQQ ULTRAPRO QQQ :: MANAGEMENT DISCUSSION OF FUND PERFORMANCE PROSHARES TRUST

ProShares UltraPro Russell2000 (the "Fund") seeks daily investment results, before fees and expenses, that correspond to three times (3x) the daily performance of the Russell 2000® Index (the "Index"). The Fund does not seek to achieve its stated investment objective over a period of time greater than a single day. The Fund seeks investment results for a single day only, as measured from one net asset value ("NAV") calculation to the next, not for any other period. The return of the Fund for longer periods will be the result of its return for each day compounded over the period. The Fund's returns for periods longer than a single day will very likely differ in amount, and possibly even direction, from the Fund's stated multiple times the return of the Fund's Index for the same period. For the year ended May 31, 2023, the Fund had a total return of –35.25%1. For the same period, the Index had a total return of –4.68%2 and a volatility of 24.87%. For the period, the Fund had an average daily volume of 751,946 shares and an average daily statistical correlation of over 0.99 to three times that of the return of the Index.3

The Fund invests in financial instruments that the Advisor believes, in combination, should produce daily returns consistent with the Fund's investment objective. The Index is constructed and maintained by FTSE Russell. The Index is a measure of small-cap U.S. stock market performance. It is a float-adjusted, market capitalization-weighted index containing approximately 2,000 of the smallest companies in the Russell 3000® Index or approximately 10% of the total market capitalization of the Russell 3000® Index, which in turn represents approximately 97% of the U.S. equity market and approximately 3,000 of the largest companies in the US. The Russell 3000® Index includes large-, mid-, and small-capitalization companies.

During the year ended May 31, 2023, the Fund invested in swap agreements and futures contracts in order to gain leveraged exposure to the Index. These derivatives generally tracked the performance of their underlying index and the Fund was generally negatively affected by financing rates associated with swap agreements. The Fund entered into swap agreements with counterparties that the Fund's advisor determined to be major, global financial institutions. If a counterparty becomes insolvent or otherwise fails to perform on its obligations, the value of investments in the Fund may decline. The Fund has sought to mitigate this risk by generally requiring counterparties for the Fund to post collateral for the benefit of the Fund, marked to market daily, in an amount approximately equal to the amount the counterparty owed the Fund, subject to certain minimum thresholds.

Value of a $10,000 Investment at Net Asset Value*

*The line graph represents historical performance of a hypothetical investment of $10,000 in the ProShares UltraPro Russell2000 from May 31, 2013 to May 31, 2023, assuming the reinvestment of distributions.

Average Annual Total Return as of 5/31/23

	One Year	Five Years	Ten Years
ProShares UltraPro Russell2000	-35.25%	-18.60%	2.24%
Russell 2000 Index	-4.68%	2.74%	7.35%

Expense Ratios**

Fund	Gross	Net
ProShares UltraPro Russell2000	1.29%	0.95%

**Reflects the expense ratio as reported in the Prospectus dated October 1, 2022. Contractual fee waivers are in effect through September 30, 2023. See Financial Highlights for effective expense ratios.

Allocation of Portfolio Holdings & Index Composition as of 5/31/23

Market Exposure

Investment Type	% of Net Assets
Equity Securities	82%
Swap Agreements	215%
Futures Contracts	3%
Total Exposure	300%

"Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents.

Largest Equity Holdings

Company	% of Net Assets
Super Micro Computer, Inc.	0.4%
Shockwave Medical, Inc.	0.4%
Inspire Medical Systems, Inc.	0.3%
Apellis Pharmaceuticals, Inc.	0.3%
EMCOR Group, Inc.	0.3%

Russell 2000 Index – Composition

% of Index
Health Care	17.8%
Industrials	16.6%
Financials	15.2%
Information Technology	13.0%
Consumer Discretionary	10.9%
Real Estate	6.3%
Energy	6.1%
Materials	4.3%
Consumer Staples	3.8%
Utilities	3.4%
Communication Services	2.6%

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and NAV will fluctuate so that an investor's shares, when redeemed, may be more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. To obtain performance current to the most recent month please visit www.ProShares.com.

1  Fund returns are based on the NAV of the Fund. This calculation reflects the theoretical reinvestment of distributions, if any, in the Fund as of the ex-date. The impact of transaction costs and the inability to reinvest fractional shares are not reflected in the calculations.

2  The Index is a price return index. The total return and any graph or table reflect the theoretical reinvestment of dividends on securities in the Index. The impact of transaction costs and the deduction of expenses associated with an exchange traded fund such as investment management and accounting fees are not reflected in the Index calculation. It is not possible to invest directly in an Index.

3  1.00 equals perfect correlation. This calculation is based on the daily total return of the Index and the performance of the daily total return of the NAV per share of the Fund.

The above information is not covered by the Report of the Independent Registered Public Accounting Firm.

PROSHARES TRUST MANAGEMENT DISCUSSION OF FUND PERFORMANCE :: ULTRAPRO RUSSELL2000 URTY :: LIII

ProShares UltraPro S&P500® (the "Fund") seeks daily investment results, before fees and expenses, that correspond to three times (3x) the daily performance of the S&P 500® (the "Index"). The Fund does not seek to achieve its stated investment objective over a period of time greater than a single day. The Fund seeks investment results for a single day only, as measured from one net asset value ("NAV") calculation to the next, not for any other period. The return of the Fund for longer periods will be the result of its return for each day compounded over the period. The Fund's returns for periods longer than a single day will very likely differ in amount, and possibly even direction, from the Fund's stated multiple times the return of the Fund's Index for the same period. For the year ended May 31, 2023, the Fund had a total return of –13.55%1. For the same period, the Index had a total return of 2.92%2 and a volatility of 20.93%. For the period, the Fund had an average daily volume of 11,394,725 shares and an average daily statistical correlation of over 0.99 to three times that of the return of the Index.3

The Fund invests in financial instruments that the Advisor believes, in combination, should produce daily returns consistent with the Fund's investment objective. The Index is constructed and maintained by S&P Dow Jones Indices LLC. The Index is a measure of large-cap U.S. stock market performance. It is a float-adjusted, market capitalization-weighted index of 500 U.S. operating companies and real estate investment trusts selected through a process that factors in criteria such as liquidity, price, market capitalization, financial viability and public float.

During the year ended May 31, 2023, the Fund invested in swap agreements and futures contracts in order to gain leveraged exposure to the Index. These derivatives generally tracked the performance of their underlying index and the Fund was generally negatively affected by financing rates associated with swap agreements. The Fund entered into swap agreements with counterparties that the Fund's advisor determined to be major, global financial institutions. If a counterparty becomes insolvent or otherwise fails to perform on its obligations, the value of investments in the Fund may decline. The Fund has sought to mitigate this risk by generally requiring counterparties for the Fund to post collateral for the benefit of the Fund, marked to market daily, in an amount approximately equal to the amount the counterparty owed the Fund, subject to certain minimum thresholds.

Value of a $10,000 Investment at Net Asset Value*

*The line graph represents historical performance of a hypothetical investment of $10,000 in the ProShares UltraPro S&P500® from May 31, 2013 to May 31, 2023, assuming the reinvestment of distributions.

Average Annual Total Return as of 5/31/23

	One Year	Five Years	Ten Years
ProShares UltraPro S&P500®	-13.55%	11.92%	22.29%
S&P 500 Index	2.92%	11.01%	11.98%

Expense Ratios**

Fund	Gross	Net
ProShares UltraPro S&P500®	0.91%	0.91%

**Reflects the expense ratio as reported in the Prospectus dated October 1, 2022. Contractual fee waivers are in effect through September 30, 2023. See Financial Highlights for effective expense ratios.

Allocation of Portfolio Holdings & Index Composition as of 5/31/23

Market Exposure

Investment Type	% of Net Assets
Equity Securities	86%
Swap Agreements	212%
Futures Contracts	2%
Total Exposure	300%

"Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents.

Largest Equity Holdings

Company	% of Net Assets
Apple, Inc.	6.5%
Microsoft Corp.	6.0%
Amazon.com, Inc.	2.6%
NVIDIA Corp.	2.3%
Alphabet, Inc., Class A	1.8%

S&P 500 – Composition

% of Index
Information Technology	28.0%
Health Care	13.7%
Financials	12.5%
Consumer Discretionary	10.2%
Communication Services	8.8%
Industrials	8.2%
Consumer Staples	6.9%
Energy	4.2%
Utilities	2.7%
Real Estate	2.4%
Materials	2.4%

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and NAV will fluctuate so that an investor's shares, when redeemed, may be more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. To obtain performance current to the most recent month please visit www.ProShares.com.

1  Fund returns are based on the NAV of the Fund. This calculation reflects the theoretical reinvestment of distributions, if any, in the Fund as of the ex-date. The impact of transaction costs and the inability to reinvest fractional shares are not reflected in the calculations.

2  The Index is a price return index. The total return and any graph or table reflect the theoretical reinvestment of dividends on securities in the Index. The impact of transaction costs and the deduction of expenses associated with an exchange traded fund such as investment management and accounting fees are not reflected in the Index calculation. It is not possible to invest directly in an Index.

3  1.00 equals perfect correlation. This calculation is based on the daily total return of the Index and the performance of the daily total return of the NAV per share of the Fund.

The above information is not covered by the Report of the Independent Registered Public Accounting Firm.

LIV :: UPRO ULTRAPRO S&P500® :: MANAGEMENT DISCUSSION OF FUND PERFORMANCE PROSHARES TRUST

ProShares UltraPro Short 20+ Year Treasury (the "Fund") seeks investment results, before fees and expenses, that correspond to three times the inverse (–3x) of the daily performance of the ICE U.S. Treasury 20+ Year Bond Index (the "Index"). The Fund does not seek to achieve its stated investment objective over a period of time greater than a single day. The Fund seeks investment results for a single day only, as measured from one net asset value ("NAV") calculation to the next, not for any other period. The return of the Fund for longer periods will be the result of its return for each day compounded over the period. The Fund's returns for periods longer than a single day will very likely differ in amount, and possibly even direction, from the Fund's stated multiple times the return of the Fund's Index for the same period. For the year ended May 31, 2023, the Fund had a total return of 17.83%1. For the same period, the Index had a total return of –9.49%2 and a volatility of 19.47%. For the period, the Fund had an average daily volume of 128,935 shares and an average daily statistical correlation of over 0.99 to three times the inverse of the return of the Index.3

The Fund invests in financial instruments that the Advisor believes, in combination, should produce daily returns consistent with the Fund's investment objective. The Index is constructed and maintained by ICE Data Indices, LLC. The Index includes publicly issued U.S. Treasury securities with a minimum term to maturity greater than or equal to twenty years and have $300 million or more of outstanding face value, excluding amounts held by the Federal Reserve. In addition, the securities in the Underlying Index must be fixed-rate only, excluding zero-coupon rates and denominated in U.S. dollars. Excluded- from the Underlying Index are inflation-linked securities, Treasury bills, floating rate notes, cash management bills, and any government agency debt issued with or without a government guarantee. The Underlying Index is market value weighted and the securities in the Underlying Index are updated on the last business day of each month.

During the year ended May 31, 2023, the Fund invested in swap agreements and futures contracts in order to gain inverse leveraged exposure to the Index. These derivatives generally tracked the performance of their underlying index and the Fund was generally positively affected by financing rates associated with swap agreements. The Fund entered into swap agreements with counterparties that the Fund's advisor determined to be major, global financial institutions. If a counterparty becomes insolvent or otherwise fails to perform on its obligations, the value of investments in the Fund may decline. The Fund has sought to mitigate this risk by generally requiring counterparties for the Fund to post collateral for the benefit of the Fund, marked to market daily, in an amount approximately equal to the amount the counterparty owed the Fund, subject to certain minimum thresholds.

Value of a $10,000 Investment at Net Asset Value*

*The line graph represents historical performance of a hypothetical investment of $10,000 in the ProShares UltraPro Short 20+ Year Treasury from May 31, 2013 to May 31, 2023, assuming the reinvestment of distributions.

Index performance through October 13, 2016 reflects the performance of the Bloomberg Barclays U.S. 20+ Year Treasury Bond Index. Index performance beginning on October 14, 2016 reflects the performance of the ICE U.S. Treasury 20+ Year Bond Index.

Average Annual Total Return as of 5/31/23

	One Year	Five Years	Ten Years
ProShares UltraPro Short 20+ Year Treasury	17.83%	-8.50%	-13.99%
ICE U.S. Treasury 20+ Year Bond Index	-9.49%	-1.18%	1.42%

Expense Ratios**

Fund	Gross	Net
ProShares UltraPro Short 20+ Year Treasury	0.95%	0.95%

**Reflects the expense ratio as reported in the Prospectus dated October 1, 2022. Contractual fee waivers are in effect through September 30, 2023. See Financial Highlights for effective expense ratios.

Allocation of Portfolio Holdings & Index Composition as of 5/31/23

Market Exposure

Investment Type	% of Net Assets
Swap Agreements	(297%)
Futures Contracts	(4%)
Total Exposure	(301%)

"Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents.

ICE U.S. Treasury 20+ Year Bond Index – Composition

% of Index
20+ Year U.S. Treasury	100%

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and NAV will fluctuate so that an investor's shares, when redeemed, may be more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. To obtain performance current to the most recent month please visit www.ProShares.com.

1  Fund returns are based on the NAV of the Fund. This calculation reflects the theoretical reinvestment of distributions, if any, in the Fund as of the ex-date. The impact of transaction costs and the inability to reinvest fractional shares are not reflected in the calculations.

2  The Index is a total return index. The total return and any graph or table reflect the theoretical reinvestment of dividends on securities in the Index. The impact of transaction costs and the deduction of expenses associated with an exchange traded fund such as investment management and accounting fees are not reflected in the Index calculation. It is not possible to invest directly in an Index.

3  1.00 equals perfect correlation. This calculation is based on the daily total return of the Index and the performance of the daily total return of the NAV per share of the Fund.

The above information is not covered by the Report of the Independent Registered Public Accounting Firm.

PROSHARES TRUST MANAGEMENT DISCUSSION OF FUND PERFORMANCE :: ULTRAPRO SHORT 20+ YEAR TREASURY TTT :: LV

ProShares UltraPro Short Dow30SM (the "Fund") seeks daily investment results, before fees and expenses, that correspond to three times the inverse (–3x) of the daily performance of the Dow Jones Industrial AverageSM (the "Index"). The Fund does not seek to achieve its stated investment objective over a period of time greater than a single day. The Fund seeks investment results for a single day only, as measured from one net asset value ("NAV") calculation to the next, not for any other period. The return of the Fund for longer periods will be the result of its return for each day compounded over the period. The Fund's returns for periods longer than a single day will very likely differ in amount, and possibly even direction, from the Fund's stated multiple times the return of the Fund's Index for the same period. For the year ended May 31, 2023, the Fund had a total return of –10.80%1. For the same period, the Index had a total return of 1.96%2 and a volatility 17.51%. For the period, the Fund had an average daily volume of 8,126,350 shares and an average daily statistical correlation of over 0.99 to three times the inverse of the return of the Index.3

The Fund invests in financial instruments that the Advisor believes, in combination, should produce daily returns consistent with the Fund's investment objective. The Index is constructed and maintained by S&P Dow Jones Indices LLC. The Index is a price-weighted index and includes 30 large-cap, "blue-chip" U.S. stocks, excluding utility and transportation companies.

During the year ended May 31, 2023, the Fund invested in swap agreements and futures contracts in order to gain inverse leveraged exposure to the Index. These derivatives generally tracked the performance of their underlying index and the Fund was generally positively affected by financing rates associated with swap agreements. The Fund entered into swap agreements with counterparties that the Fund's advisor determined to be major, global financial institutions. If a counterparty becomes insolvent or otherwise fails to perform on its obligations, the value of investments in the Fund may decline. The Fund has sought to mitigate this risk by generally requiring counterparties for the Fund to post collateral for the benefit of the Fund, marked to market daily, in an amount approximately equal to the amount the counterparty owed the Fund, subject to certain minimum thresholds.

Value of a $10,000 Investment at Net Asset Value*

*The line graph represents historical performance of a hypothetical investment of $10,000 in the ProShares UltraPro Short Dow30SM from May 31, 2013 to May 31, 2023, assuming the reinvestment of distributions.

Average Annual Total Return as of 5/31/23

	One Year	Five Years	Ten Years
ProShares UltraPro Short Dow30SM	-10.80%	-37.39%	-36.53%
Dow Jones Industrial Average Index	1.96%	8.48%	10.61%

Expense Ratios**

Fund	Gross	Net
ProShares UltraPro Short Dow30SM	0.95%	0.95%

**Reflects the expense ratio as reported in the Prospectus dated October 1, 2022. Contractual fee waivers are in effect through September 30, 2023. See Financial Highlights for effective expense ratios.

Allocation of Portfolio Holdings & Index Composition as of 5/31/23

Market Exposure

Investment Type	% of Net Assets
Swap Agreements	(296%)
Futures Contracts	(4%)
Total Exposure	(300%)

"Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents.

Dow Jones Industrial Average – Composition

% of Index
Financials	20.2%
Health Care	19.5%
Information Technology	18.8%
Industrials	13.9%
Consumer Discretionary	13.5%
Consumer Staples	7.6%
Energy	3.0%
Communication Services	2.5%
Materials	1.0%

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and NAV will fluctuate so that an investor's shares, when redeemed, may be more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. To obtain performance current to the most recent month please visit www.ProShares.com.

1  Fund returns are based on the NAV of the Fund. This calculation reflects the theoretical reinvestment of distributions, if any, in the Fund as of the ex-date. The impact of transaction costs and the inability to reinvest fractional shares are not reflected in the calculations.

2  The Index is a price return index. The total return and any graph or table reflect the theoretical reinvestment of dividends on securities in the Index. The impact of transaction costs and the deduction of expenses associated with an exchange traded fund such as investment management and accounting fees are not reflected in the Index calculation. It is not possible to invest directly in an Index.

3  1.00 equals perfect correlation. This calculation is based on the daily total return of the Index and the performance of the daily total return of the NAV per share of the Fund.

The above information is not covered by the Report of the Independent Registered Public Accounting Firm.

LVI :: SDOW ULTRAPRO SHORT DOW30SM :: MANAGEMENT DISCUSSION OF FUND PERFORMANCE PROSHARES TRUST

ProShares UltraPro Short MidCap400 (the "Fund") seeks daily investment results, before fees and expenses, that correspond to three times the inverse (–3x) of the daily performance of the S&P MidCap 400® (the "Index"). The Fund does not seek to achieve its stated investment objective over a period of time greater than a single day. The Fund seeks investment results for a single day only, as measured from one net asset value ("NAV") calculation to the next, not for any other period. The return of the Fund for longer periods will be the result of its return for each day compounded over the period. The Fund's returns for periods longer than a single day will very likely differ in amount, and possibly even direction, from the Fund's stated multiple times the return of the Fund's Index for the same period. For the year ended May 31, 2023, the Fund had a total return of –11.83%1. For the same period, the Index had a total return of –2.63%2 and a volatility of 23.04%. For the period, the Fund had an average daily volume of 24,769 shares and an average daily statistical correlation of over 0.99 to three times the inverse of the return of the Index.3

The Fund invests in financial instruments that the Advisor believes, in combination, should produce daily returns consistent with the Fund's investment objective. The Index is constructed and maintained by S&P Dow Jones Indices LLC. The Index is a measure of mid-size company U.S. stock market performance. It is a float-adjusted, market capitalization-weighted index of 400 U.S. operating companies and real estate investment trusts selected through a process that factors in criteria such as liquidity, price, market capitalization, financial viability and public float.

During the year ended May 31, 2023, the Fund invested in swap agreements and futures contracts in order to gain inverse leveraged exposure to the Index. These derivatives generally tracked the performance of their underlying index and the Fund was generally positively affected by financing rates associated with swap agreements. The Fund entered into swap agreements with counterparties that the Fund's advisor determined to be major, global financial institutions. If a counterparty becomes insolvent or otherwise fails to perform on its obligations, the value of investments in the Fund may decline. The Fund has sought to mitigate this risk by generally requiring counterparties for the Fund to post collateral for the benefit of the Fund, marked to market daily, in an amount approximately equal to the amount the counterparty owed the Fund, subject to certain minimum thresholds.

Value of a $10,000 Investment at Net Asset Value*

*The line graph represents historical performance of a hypothetical investment of $10,000 in the ProShares UltraPro Short MidCap400 from May 31, 2013 to May 31, 2023, assuming the reinvestment of distributions.

Average Annual Total Return as of 5/31/23

	One Year	Five Years	Ten Years
ProShares UltraPro Short MidCap400	-11.83%	-39.94%	-38.29%
S&P MidCap 400 Index	-2.63%	6.00%	9.04%

Expense Ratios**

Fund	Gross	Net
ProShares UltraPro Short MidCap400	2.11%	0.95%

**Reflects the expense ratio as reported in the Prospectus dated October 1, 2022. Contractual fee waivers are in effect through September 30, 2023. See Financial Highlights for effective expense ratios.

Allocation of Portfolio Holdings & Index Composition as of 5/31/23

Market Exposure

Investment Type	% of Net Assets
Swap Agreements	(295%)
Futures Contracts	(5%)
Total Exposure	(300%)

"Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents.

S&P MidCap 400 – Composition

% of Index
Industrials	22.1%
Consumer Discretionary	15.3%
Financials	14.3%
Information Technology	10.4%
Health Care	9.7%
Real Estate	8.0%
Materials	6.2%
Consumer Staples	4.6%
Energy	3.8%
Utilities	3.7%
Communication Services	1.9%

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and NAV will fluctuate so that an investor's shares, when redeemed, may be more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. To obtain performance current to the most recent month please visit www.ProShares.com.

1  Fund returns are based on the NAV of the Fund. This calculation reflects the theoretical reinvestment of distributions, if any, in the Fund as of the ex-date. The impact of transaction costs and the inability to reinvest fractional shares are not reflected in the calculations.

2  The Index is a price return index. The total return and any graph or table reflect the theoretical reinvestment of dividends on securities in the Index. The impact of transaction costs and the deduction of expenses associated with an exchange traded fund such as investment management and accounting fees are not reflected in the Index calculation. It is not possible to invest directly in an Index.

3  1.00 equals perfect correlation. This calculation is based on the daily total return of the Index and the performance of the daily total return of the NAV per share of the Fund.

The above information is not covered by the Report of the Independent Registered Public Accounting Firm.

PROSHARES TRUST MANAGEMENT DISCUSSION OF FUND PERFORMANCE :: ULTRAPRO SHORT MIDCAP400 SMDD :: LVII

ProShares UltraPro Short QQQ (the "Fund") seeks daily investment results, before fees and expenses, that correspond to three times the inverse (–3x) of the daily performance of the NASDAQ-100® Index (the "Index"). The Fund does not seek to achieve its stated investment objective over a period of time greater than a single day. The Fund seeks investment results for a single day only, as measured from one net asset value ("NAV") calculation to the next, not for any other period. The return of the Fund for longer periods will be the result of its return for each day compounded over the period. The Fund's returns for periods longer than a single day will very likely differ in amount, and possibly even direction, from the Fund's stated multiple times the return of the Fund's Index for the same period. For the year ended May 31, 2023, the Fund had a total return of –50.83%1. For the same period, the Index had a total return of 13.77%2 and a volatility of 27.34%. For the period, the Fund had an average daily volume of 127,623,119 shares and an average daily statistical correlation of over 0.99 to three times the inverse of the return of the Index.3

The Fund invests in financial instruments that the Advisor believes, in combination, should produce daily returns consistent with the Fund's investment objective. The Index is constructed and maintained by Nasdaq Inc. The Index includes 100 of the largest domestic and international non-financial companies listed on The Nasdaq Stock Market based on market capitalization. The Index reflects companies across major industry groups including computer hardware and software, telecommunications, retail/wholesale trade and biotechnology.

During the year ended May 31, 2023, the Fund invested in swap agreements and futures contracts in order to gain inverse leveraged exposure to the Index. These derivatives generally tracked the performance of their underlying index and the Fund was generally positively affected by financing rates associated with swap agreements. The Fund entered into swap agreements with counterparties that the Fund's advisor determined to be major, global financial institutions. If a counterparty becomes insolvent or otherwise fails to perform on its obligations, the value of investments in the Fund may decline. The Fund has sought to mitigate this risk by generally requiring counterparties for the Fund to post collateral for the benefit of the Fund, marked to market daily, in an amount approximately equal to the amount the counterparty owed the Fund, subject to certain minimum thresholds.

Value of a $10,000 Investment at Net Asset Value*

*The line graph represents historical performance of a hypothetical investment of $10,000 in the ProShares UltraPro Short QQQ from May 31, 2013 to May 31, 2023, assuming the reinvestment of distributions.

Average Annual Total Return as of 5/31/23

	One Year	Five Years	Ten Years
ProShares UltraPro Short QQQ	-50.83%	-56.18%	-52.71%
NASDAQ-100 Index	13.77%	16.42%	18.18%

Expense Ratios**

Fund	Gross	Net
ProShares UltraPro Short QQQ	0.98%	0.95%

**Reflects the expense ratio as reported in the Prospectus dated October 1, 2022. Contractual fee waivers are in effect through September 30, 2023. See Financial Highlights for effective expense ratios.

Allocation of Portfolio Holdings & Index Composition as of 5/31/23

Market Exposure

Investment Type	% of Net Assets
Swap Agreements	(295%)
Futures Contracts	(5%)
Total Exposure	(300%)

"Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents.

NASDAQ-100 Index – Composition

% of Index
Information Technology	50.8%
Communication Services	17.1%
Consumer Discretionary	14.5%
Health Care	5.6%
Consumer Staples	5.6%
Industrials	4.0%
Utilities	1.0%
Financials	1.0%
Energy	0.4%

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and NAV will fluctuate so that an investor's shares, when redeemed, may be more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. To obtain performance current to the most recent month please visit www.ProShares.com.

1  Fund returns are based on the NAV of the Fund. This calculation reflects the theoretical reinvestment of distributions, if any, in the Fund as of the ex-date. The impact of transaction costs and the inability to reinvest fractional shares are not reflected in the calculations.

2  The Index is a price return index. The total return and any graph or table reflect the theoretical reinvestment of dividends on securities in the Index. The impact of transaction costs and the deduction of expenses associated with an exchange traded fund such as investment management and accounting fees are not reflected in the Index calculation. It is not possible to invest directly in an Index.

3  1.00 equals perfect correlation. This calculation is based on the daily total return of the Index and the performance of the daily total return of the NAV per share of the Fund.

The above information is not covered by the Report of the Independent Registered Public Accounting Firm.

LVIII :: SQQQ ULTRAPRO SHORT QQQ :: MANAGEMENT DISCUSSION OF FUND PERFORMANCE PROSHARES TRUST

ProShares UltraPro Short Russell2000 (the "Fund") seeks daily investment results, before fees and expenses, that correspond to three times the inverse (–3x) of the daily performance of the Russell 2000® Index (the "Index"). The Fund does not seek to achieve its stated investment objective over a period of time greater than a single day. The Fund seeks investment results for a single day only, as measured from one net asset value ("NAV") calculation to the next, not for any other period. The return of the Fund for longer periods will be the result of its return for each day compounded over the period. The Fund's returns for periods longer than a single day will very likely differ in amount, and possibly even direction, from the Fund's stated multiple times the return of the Fund's Index for the same period. For the year ended May 31, 2023, the Fund had a total return of –11.02%1. For the same period, the Index had a total return of –4.68%2 and a volatility of 24.87%. For the period, the Fund had an average daily volume of 1,078,683 shares and an average daily statistical correlation of over 0.99 to three times the inverse of the return of the Index.3

The Fund invests in financial instruments that the Advisor believes, in combination, should produce daily returns consistent with the Fund's investment objective. The Index is constructed and maintained by FTSE Russell. The Index is a measure of small-cap U.S. stock market performance. It is a float-adjusted, market capitalization-weighted index containing approximately 2,000 of the smallest companies in the Russell 3000® Index or approximately 10% of the total market capitalization of the Russell 3000® Index, which in turn represents approximately 97% of the U.S. equity market and includes approximately 3,000 of the largest companies in the U.S. The Russell 3000® Index includes large-, mid-, and small-capitalization companies.

During the year ended May 31, 2023, the Fund invested in swap agreements and futures contracts in order to gain inverse leveraged exposure to the Index. These derivatives generally tracked the performance of their underlying index and the Fund was generally positively affected by financing rates associated with swap agreements. The Fund entered into swap agreements with counterparties that the Fund's advisor determined to be major, global financial institutions. If a counterparty becomes insolvent or otherwise fails to perform on its obligations, the value of investments in the Fund may decline. The Fund has sought to mitigate this risk by generally requiring counterparties for the Fund to post collateral for the benefit of the Fund, marked to market daily, in an amount approximately equal to the amount the counterparty owed the Fund, subject to certain minimum thresholds.

Value of a $10,000 Investment at Net Asset Value*

*The line graph represents historical performance of a hypothetical investment of $10,000 in the ProShares UltraPro Short Russell2000 from May 31, 2013 to May 31, 2023, assuming the reinvestment of distributions.

Average Annual Total Return as of 5/31/23

	One Year	Five Years	Ten Years
ProShares UltraPro Short Russell2000	-11.02%	-38.87%	-39.32%
Russell 2000 Index	-4.68%	2.74%	7.35%

Expense Ratios**

Fund	Gross	Net
ProShares UltraPro Short Russell2000	1.04%	0.95%

**Reflects the expense ratio as reported in the Prospectus dated October 1, 2022. Contractual fee waivers are in effect through September 30, 2023. See Financial Highlights for effective expense ratios.

Allocation of Portfolio Holdings & Index Composition as of 5/31/23

Market Exposure

Investment Type	% of Net Assets
Swap Agreements	(295%)
Futures Contracts	(5%)
Total Exposure	(300%)

"Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents.

Russell 2000 Index – Composition

% of Index
Health Care	17.8%
Industrials	16.6%
Financials	15.2%
Information Technology	13.0%
Consumer Discretionary	10.9%
Real Estate	6.3%
Energy	6.1%
Materials	4.3%
Consumer Staples	3.8%
Utilities	3.4%
Communication Services	2.6%

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and NAV will fluctuate so that an investor's shares, when redeemed, may be more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. To obtain performance current to the most recent month please visit www.ProShares.com.

1  Fund returns are based on the NAV of the Fund. This calculation reflects the theoretical reinvestment of distributions, if any, in the Fund as of the ex-date. The impact of transaction costs and the inability to reinvest fractional shares are not reflected in the calculations.

2  The Index is a price return index. The total return and any graph or table reflect the theoretical reinvestment of dividends on securities in the Index. The impact of transaction costs and the deduction of expenses associated with an exchange traded fund such as investment management and accounting fees are not reflected in the Index calculation. It is not possible to invest directly in an Index.

3  1.00 equals perfect correlation. This calculation is based on the daily total return of the Index and the performance of the daily total return of the NAV per share of the Fund.

The above information is not covered by the Report of the Independent Registered Public Accounting Firm.

PROSHARES TRUST MANAGEMENT DISCUSSION OF FUND PERFORMANCE :: ULTRAPRO SHORT RUSSELL2000 SRTY :: LIX

ProShares UltraPro Short S&P500® (the "Fund") seeks daily investment results, before fees and expenses, that correspond to three times the inverse (–3x) of the daily performance of the S&P 500® (the "Index"). The Fund does not seek to achieve its stated investment objective over a period of time greater than a single day. The Fund seeks investment results for a single day only, as measured from one net asset value ("NAV") calculation to the next, not for any other period. The return of the Fund for longer periods will be the result of its return for each day compounded over the period. The Fund's returns for periods longer than a single day will very likely differ in amount, and possibly even direction, from the Fund's stated multiple times the return of the Fund's Index for the same period. For the year ended May 31, 2023, the Fund had a total return of –19.82%1. For the same period, the Index had a total return of 2.92%2 and a volatility of 20.93%. For the period, the Fund had an average daily volume of 28,244,085 shares and an average daily statistical correlation of over 0.99 to three times the inverse of the return of the Index.3

The Fund invests in financial instruments that the Advisor believes, in combination, should produce daily returns consistent with the Fund's investment objective. The Index is constructed and maintained by S&P Dow Jones Indices LLC. The Index is a measure of large-cap U.S. stock market performance. It is a float-adjusted, market capitalization-weighted index of 500 U.S. operating companies and real estate investment trusts selected through a process that factors in criteria such as liquidity, price, market capitalization, financial viability and public float.

During the year ended May 31, 2023, the Fund invested in swap agreements and futures contracts in order to gain inverse leveraged exposure to the Index. These derivatives generally tracked the performance of their underlying index and the Fund was generally positively affected by financing rates associated with swap agreements. The Fund entered into swap agreements with counterparties that the Fund's advisor determined to be major, global financial institutions. If counterparty becomes insolvent or otherwise fails to perform on its obligations, the value of investments in the Fund may decline. The Fund has sought to mitigate this risk by generally requiring counterparties for the Fund to post collateral for the benefit of the Fund, marked to market daily, in an amount approximately equal to the amount the counterparty owed the Fund, subject to certain minimum thresholds.

Value of a $10,000 Investment at Net Asset Value*

*The line graph represents historical performance of a hypothetical investment of $10,000 in the ProShares UltraPro Short S&P500® from May 31, 2013 to May 31, 2023, assuming the reinvestment of distributions.

Average Annual Total Return as of 5/31/23

	One Year	Five Years	Ten Years
ProShares UltraPro Short S&P500®	-19.82%	-41.95%	-39.06%
S&P 500 Index	2.92%	11.01%	11.98%

Expense Ratios**

Fund	Gross	Net
ProShares UltraPro Short S&P500®	0.90%	0.90%

**Reflects the expense ratio as reported in the Prospectus dated October 1, 2022. Contractual fee waivers are in effect through September 30, 2023. See Financial Highlights for effective expense ratios.

Allocation of Portfolio Holdings & Index Composition as of 5/31/23

Market Exposure

Investment Type	% of Net Assets
Swap Agreements	(295%)
Futures Contracts	(5%)
Total Exposure	(300%)

"Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents.

S&P 500 – Composition

% of Index
Information Technology	28.0%
Health Care	13.7%
Financials	12.5%
Consumer Discretionary	10.2%
Communication Services	8.8%
Industrials	8.2%
Consumer Staples	6.9%
Energy	4.2%
Utilities	2.7%
Real Estate	2.4%
Materials	2.4%

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and NAV will fluctuate so that an investor's shares, when redeemed, may be more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. To obtain performance current to the most recent month please visit www.ProShares.com.

1  Fund returns are based on the NAV of the Fund. This calculation reflects the theoretical reinvestment of distributions, if any, in the Fund as of the ex-date. The impact of transaction costs and the inability to reinvest fractional shares are not reflected in the calculations.

2  The Index is a price return index. The total return and any graph or table reflect the theoretical reinvestment of dividends on securities in the Index. The impact of transaction costs and the deduction of expenses associated with an exchange traded fund such as investment management and accounting fees are not reflected in the Index calculation. It is not possible to invest directly in an Index.

3  1.00 equals perfect correlation. This calculation is based on the daily total return of the Index and the performance of the daily total return of the NAV per share of the Fund.

The above information is not covered by the Report of the Independent Registered Public Accounting Firm.

LX :: SPXU ULTRAPRO SHORT S&P500® :: MANAGEMENT DISCUSSION OF FUND PERFORMANCE PROSHARES TRUST

ProShares UltraShort 7-10 Year Treasury (the "Fund") seeks daily investment results, before fees and expenses, that correspond to two times the inverse (–2x) of the daily performance of the ICE U.S. Treasury 7-10 Year Bond Index (the "Index"). The Fund does not seek to achieve its stated investment objective over a period of time greater than a single day. The Fund seeks investment results for a single day only, as measured from one net asset value ("NAV") calculation to the next, not for any other period. The return of the Fund for longer periods will be the result of its return for each day compounded over the period. The Fund's returns for periods longer than a single day will very likely differ in amount, and possibly even direction, from the Fund's stated multiple times the return of the Fund's Index for the same period. For the year ended May 31, 2023, the Fund had a total return of 11.28%1. For the same period, the Index had a total return of –2.91%2 and a volatility of 10.48%. For the period, the Fund had an average daily volume of 127,439 shares and an average daily statistical correlation of over 0.99 to two times the inverse of the return of the Index.3

The Fund invests in financial instruments that the Advisor believes, in combination, should produce daily returns consistent with the Fund's investment objective. The Index is constructed and maintained by ICE Data Indices, LLC. The Index includes publicly issued U.S. Treasury securities with minimum term to maturity greater than seven years and less than or equal to ten years and have $300 million or more of outstanding face value, excluding amounts held by the Federal Reserve. In addition, the securities in the Underlying Index must be denominated in U.S. dollars and pay a fixed-rate; zero-coupon rate securities are ineligible for the Index. Excluded from the Underlying Index are inflation-linked securities, Treasury bills, cash management bills, and any government agency debt issued with or without a government guarantee. The Underlying Index is market value weighted, and the securities in the Underlying Index are updated on the last business day of each month.

During the year ended May 31, 2023, the Fund invested in swap agreements and futures contracts in order to gain inverse leveraged exposure to the Index. These derivatives generally tracked the performance of their underlying index and the Fund was generally positively affected by financing rates associated with swap agreements. The Fund entered into swap agreements with counterparties that the Fund's advisor determined to be major, global financial institutions. If a counterparty becomes insolvent or otherwise fails to perform on its obligations, the value of investments in the Fund may decline. The Fund has sought to mitigate this risk by generally requiring counterparties for the Fund to post collateral for the benefit of the Fund, marked to market daily, in an amount approximately equal to the amount the counterparty owed the Fund, subject to certain minimum thresholds.

Value of a $10,000 Investment at Net Asset Value*

*The line graph represents historical performance of a hypothetical investment of $10,000 in the ProShares UltraShort 7-10 Year Treasury from May 31, 2013 to May 31, 2023, assuming the reinvestment of distributions.

Index performance through October 13, 2016 reflects the performance of the Bloomberg Barclays U.S. 7-10 Year Treasury Bond Index. Index performance beginning on October 14, 2016 reflects the performance of the ICE U.S. Treasury 7-10 Year Bond Index.

Average Annual Total Return as of 5/31/23

	One Year	Five Years	Ten Years
ProShares UltraShort 7-10 Year Treasury	11.28%	-0.43%	-2.34%
ICE U.S. Treasury 7-10 Year Bond Index	-2.91%	0.86%	1.16%

Expense Ratios**

Fund	Gross	Net
ProShares UltraShort 7-10 Year Treasury	0.99%	0.95%

**Reflects the expense ratio as reported in the Prospectus dated October 1, 2022. Contractual fee waivers are in effect through September 30, 2023. See Financial Highlights for effective expense ratios.

Allocation of Portfolio Holdings & Index Composition as of 5/31/23

Market Exposure

Investment Type	% of Net Assets
Swap Agreements	(198%)
Futures Contracts	(2%)
Total Exposure	(200%)

"Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents.

ICE U.S. Treasury 7-10 Year Bond Index – Composition

% of Index
7-10 Year U.S. Treasury	100%

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and NAV will fluctuate so that an investor's shares, when redeemed, may be more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. To obtain performance current to the most recent month please visit www.ProShares.com.

1  Fund returns are based on the NAV of the Fund. This calculation reflects the theoretical reinvestment of distributions, if any, in the Fund as of the ex-date. The impact of transaction costs and the inability to reinvest fractional shares are not reflected in the calculations.

2  The Index is a total return index. The total return and any graph or table reflect the theoretical reinvestment of dividends on securities in the Index. The impact of transaction costs and the deduction of expenses associated with an exchange traded fund such as investment management and accounting fees are not reflected in the Index calculation. It is not possible to invest directly in an Index.

3  1.00 equals perfect correlation. This calculation is based on the daily total return of the Index and the performance of the daily total return of the NAV per share of the Fund.

The above information is not covered by the Report of the Independent Registered Public Accounting Firm.

PROSHARES TRUST MANAGEMENT DISCUSSION OF FUND PERFORMANCE :: ULTRASHORT 7-10 YEAR TREASURY PST :: LXI

ProShares UltraShort 20+ Year Treasury (the "Fund") seeks daily investment results, before fees and expenses, that correspond to two times the inverse (–2x) of the daily performance of the ICE U.S. Treasury 20+ Year Bond Index (the "Index"). The Fund does not seek to achieve its stated investment objective over a period of time greater than a single day. The Fund seeks investment results for a single day only, as measured from one net asset value ("NAV") calculation to the next, not for any other period. The return of the Fund for longer periods will be the result of its return for each day compounded over the period. The Fund's returns for periods longer than a single day will very likely differ in amount, and possibly even direction, from the Fund's stated multiple times the return of the Fund's Index for the same period. For the year ended May 31, 2023, the Fund had a total return of 17.45%1. For the same period, the Index had a total return of –9.49%2 and a volatility of 19.47%. For the period, the Fund had an average daily volume of 4,366,501 shares and an average daily statistical correlation of over 0.99 to two times the inverse of the return of the Index.3

The Fund invests in financial instruments that the Advisor believes, in combination, should produce daily returns consistent with the Fund's investment objective. The Index is constructed and maintained by ICE Data Indices, LLC. The Index includes publicly-issued U.S. Treasury securities with minimum term to maturity greater than or equal to twenty years and have $300 million or more of outstanding face value, excluding amounts held by the Federal Reserve. In addition, the securities in the Underlying Index must be fixed-rate only, excluding zero-coupon rates and denominated in U.S. dollars. Excluded from the Underlying Index are inflation-linked securities, Treasury bills, floating rate notes, cash management bills, and any government agency debt issued with or without a government guarantee. The Underlying Index is market value weighted, and the securities in the Underlying Index are updated on the last business day of each month.

During the year ended May 31, 2023, the Fund invested in swap agreements and futures contracts in order to gain inverse leveraged exposure to the Index. These derivatives generally tracked the performance of their underlying index and the Fund was generally positively affected by financing rates associated with swap agreements. The Fund entered into swap agreements with counterparties that the Fund's advisor determined to be major, global financial institutions. If a counterparty becomes insolvent or otherwise fails to perform on its obligations, the value of investments in the Fund may decline. The Fund has sought to mitigate this risk by generally requiring counterparties for the Fund to post collateral for the benefit of the Fund, marked to market daily, in an amount approximately equal to the amount the counterparty owed the Fund, subject to certain minimum thresholds.

Value of a $10,000 Investment at Net Asset Value*

*The line graph represents historical performance of a hypothetical investment of $10,000 in the ProShares UltraShort 20+ Year Treasury from May 31, 2013 to May 31, 2023, assuming the reinvestment of distributions.

Index performance through October 13, 2016 reflects the performance of the Bloomberg Barclays U.S. 20+ Year Treasury Bond Index. Index performance beginning on October 14, 2016 reflects the performance of the ICE U.S. Treasury 20+ Year Bond Index.

Average Annual Total Return as of 5/31/23

	One Year	Five Years	Ten Years
ProShares UltraShort 20+ Year Treasury	17.45%	-2.85%	-7.55%
ICE U.S. Treasury 20+ Year Bond Index	-9.49%	-1.18%	1.42%

Expense Ratios**

Fund	Gross	Net
ProShares UltraShort 20+ Year Treasury	0.89%	0.89%

**Reflects the expense ratio as reported in the Prospectus dated October 1, 2022. Contractual fee waivers are in effect through September 30, 2023. See Financial Highlights for effective expense ratios.

Allocation of Portfolio Holdings & Index Composition as of 5/31/23

Market Exposure

Investment Type	% of Net Assets
Swap Agreements	(197%)
Futures Contracts	(4%)
Total Exposure	(201%)

"Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents.

ICE U.S. Treasury 20+ Year Bond Index – Composition

% of Index
20+ Year U.S. Treasury	100%

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and NAV will fluctuate so that an investor's shares, when redeemed, may be more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. To obtain performance current to the most recent month please visit www.ProShares.com.

1  Fund returns are based on the NAV of the Fund. This calculation reflects the theoretical reinvestment of distributions, if any, in the Fund as of the ex-date. The impact of transaction costs and the inability to reinvest fractional shares are not reflected in the calculations.

2  The Index is a total return index. The total return and any graph or table reflect the theoretical reinvestment of dividends on securities in the Index. The impact of transaction costs and the deduction of expenses associated with an exchange traded fund such as investment management and accounting fees are not reflected in the Index calculation. It is not possible to invest directly in an Index.

3  1.00 equals perfect correlation. This calculation is based on the daily total return of the Index and the performance of the daily total return of the NAV per share of the Fund.

The above information is not covered by the Report of the Independent Registered Public Accounting Firm.

LXII :: TBT ULTRASHORT 20+ YEAR TREASURY :: MANAGEMENT DISCUSSION OF FUND PERFORMANCE PROSHARES TRUST

ProShares UltraShort Consumer Discretionary (formerly known as ProShares UltraShort Consumer Services) (the "Fund") seeks daily investment results, before fees and expenses, that correspond to two times the inverse (–2x) of the daily performance of the S&P Consumer Discretionary Select Sector Index (the "Index"). The Fund does not seek to achieve its stated investment objective over a period of time greater than a single day. The Fund seeks investment results for a single day only, as measured from one net asset value ("NAV") calculation to the next, not for any other period. The return of the Fund for longer periods will be the result of its return for each day compounded over the period. The Fund's returns for periods longer than a single day will very likely differ in amount, and possibly even direction, from the Fund's stated multiple times the return of the Fund's Index for the same period. For the year ended May 31, 2023, the Fund had a total return of –16.03%1. For the same period, the Index had a total return of –0.83%2 and a volatility of 28.59%. For the period, the Fund had an average daily volume of 13,046 shares and an average daily statistical correlation of over 0.99 to two times the inverse of the return of the Index.3

The Fund invests in financial instruments that the Advisor believes, in combination, should produce daily returns consistent with the Fund's investment objective. The Index is constructed and maintained by S&P Dow Jones Indices LLC. The Index is designed to measure the stock performance of U.S. companies in the consumer services industry. Component companies include, among others, airlines, broadcasting and entertainment, apparel and broadline retailers, food and drug retailers, media agencies, publishing, gambling, hotels, restaurants and bars, and travel and tourism. The Index is a market cap weighted index that is updated in March, June, September and December.

During the year ended May 31, 2023, the Fund invested in swap agreements in order to gain inverse leveraged exposure to the Index. These derivatives generally tracked the performance of their underlying index and the Fund was generally positively affected by financing rates associated with their use. The Fund entered into swap agreements with counterparties that the Fund's advisor determined to be major, global financial institutions. If a counterparty becomes insolvent or otherwise fails to perform on its obligations, the value of investments in the Fund may decline. The Fund has sought to mitigate this risk by generally requiring counterparties for the Fund to post collateral for the benefit of the Fund, marked to market daily, in an amount approximately equal to the amount the counterparty owed the Fund, subject to certain minimum thresholds.

Value of a $10,000 Investment at Net Asset Value*

*The line graph represents historical performance of a hypothetical investment of $10,000 in the ProShares UltraShort Consumer Discretionary from May 31, 2013 to May 31, 2023, assuming the reinvestment of distributions.

Average Annual Total Return as of 5/31/23

	One Year	Five Years	Ten Years
ProShares UltraShort Consumer Discretionary	-16.03%	-23.20%	-25.43%
Dow Jones U.S. Consumer Services Index	3.00%	7.13%	10.74%
S&P Consumer Discretionary Select Sector Index**	-0.83%	8.70%	11.97%

Expense Ratios***

Fund	Gross	Net
ProShares UltraShort Consumer Discretionary	5.83%	0.95%

**On March 17, 2023, the Fund's underlying Index changed from the Dow Jones U.S. Consumer ServicesSM Index to the S&P Consumer Discretionary Select Sector Index in order to match the Fund's underlying Index to its investment objective.

***Reflects the expense ratio as reported in the Prospectus dated October 1, 2022. Contractual fee waivers are in effect through September 30, 2023. See Financial Highlights for effective expense ratios.

Allocation of Portfolio Holdings & Index Composition as of 5/31/23

Market Exposure

Investment Type	% of Net Assets
Swap Agreements	(200%)
Total Exposure	(200%)

"Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents.

S&P Consumer Discretionary Select Sector Index – Composition

% of Index
Retailing	50.7%
Consumer Services	20.4%
Automobiles & Components	20.3%
Consumer Durables & Apparel	8.6%

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and NAV will fluctuate so that an investor's shares, when redeemed, may be more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. To obtain performance current to the most recent month please visit www.ProShares.com.

1  Fund returns are based on the NAV of the Fund. This calculation reflects the theoretical reinvestment of distributions, if any, in the Fund as of the ex-date. The impact of transaction costs and the inability to reinvest fractional shares are not reflected in the calculations.

2  The Index is a price return index. The total return and any graph or table reflect the theoretical reinvestment of dividends on securities in the Index. The impact of transaction costs and the deduction of expenses associated with an exchange traded fund such as investment management and accounting fees are not reflected in the Index calculation. It is not possible to invest directly in an Index.

3  1.00 equals perfect correlation. This calculation is based on the daily total return of the Index and the performance of the daily total return of the NAV per share of the Fund.

The above information is not covered by the Report of the Independent Registered Public Accounting Firm.

PROSHARES TRUST MANAGEMENT DISCUSSION OF FUND PERFORMANCE :: ULTRASHORT CONSUMER DISCRETIONARY SCC :: LXIII

ProShares UltraShort Consumer Staples (formerly known as ProShares UltraShort Consumer Goods) (the "Fund") seeks daily investment results, before fees and expenses, that correspond to two times the inverse (–2x) of the daily performance of the S&P Consumer Staples Select Sector Index (the "Index"). The Fund does not seek to achieve its stated investment objective over a period of time greater than a single day. The Fund seeks investment results for a single day only, as measured from one net asset value ("NAV") calculation to the next, not for any other period. The return of the Fund for longer periods will be the result of its return for each day compounded over the period. The Fund's returns for periods longer than a single day will very likely differ in amount, and possibly even direction, from the Fund's stated multiple times the return of the Fund's Index for the same period. For the year ended May 31, 2023, the Fund had a total return of 10.79%1. For the same period, the Index had a total return of 0.22%2 and a volatility of 14.73%. For the period, the Fund had an average daily volume of 11,507 shares and an average daily statistical correlation of over 0.99 to two times the inverse of the return of the Index.3

The Fund invests in financial instruments that the Advisor believes, in combination, should produce daily returns consistent with the Fund's investment objective. The Index is constructed and maintained by S&P Dow Jones Indices LLC. The Index is designed to measure the stock performance of U.S. companies in the consumer goods industry. Component companies include, among others, automobiles and auto parts and tires, brewers and distillers, farming and fishing, durable and non-durable household product manufacturers, cosmetic companies, food and tobacco products, clothing, accessories and footwear. The Index is a market cap weighted index that is updated in March, June, September and December.

During the year ended May 31, 2023, the Fund invested in swap agreements in order to gain inverse leveraged exposure to the Index. These derivatives generally tracked the performance of their underlying index and the Fund was generally positively affected by financing rates associated with their use. The Fund entered into swap agreements with counterparties that the Fund's advisor determined to be major, global financial institutions. If a counterparty becomes insolvent or otherwise fails to perform on its obligations, the value of investments in the Fund may decline. The Fund has sought to mitigate this risk by generally requiring counterparties for the Fund to post collateral for the benefit of the Fund, marked to market daily, in an amount approximately equal to the amount the counterparty owed the Fund, subject to certain minimum thresholds.

Value of a $10,000 Investment at Net Asset Value*

*The line graph represents historical performance of a hypothetical investment of $10,000 in the ProShares UltraShort Consumer Staples from May 31, 2013 to May 31, 2023, assuming the reinvestment of distributions.

Average Annual Total Return as of 5/31/23

	One Year	Five Years	Ten Years
ProShares UltraShort Consumer Staples	10.79%	-24.79%	-21.56%
Dow Jones U.S. Consumer Goods Index	-5.46%	10.05%	9.16%
S&P Consumer Staples Select Sector Index**	0.22%	10.97%	9.12%

Expense Ratios***

Fund	Gross	Net
ProShares UltraShort Consumer Staples	9.05%	0.95%

**On March 17, 2023, the Fund's underlying Index changed from the Dow Jones U.S. Consumer GoodsSM Index to the S&P Consumer Staples Select Sector Index in order to match the Fund's underlying Index to its investment objective.

***Reflects the expense ratio as reported in the Prospectus dated October 1, 2022. Contractual fee waivers are in effect through September 30, 2023. See Financial Highlights for effective expense ratios.

Allocation of Portfolio Holdings & Index Composition as of 5/31/23

Market Exposure

Investment Type	% of Net Assets
Swap Agreements	(200%)
Total Exposure	(200%)

"Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents.

S&P Consumer Staples Select Sector Index – Composition

% of Index
Food, Beverage & Tobacco	52.5%
Food & Staples Retailing	24.5%
Household & Personal Products	23.0%

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and NAV will fluctuate so that an investor's shares, when redeemed, may be more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. To obtain performance current to the most recent month please visit www.ProShares.com.

1  Fund returns are based on the NAV of the Fund. This calculation reflects the theoretical reinvestment of distributions, if any, in the Fund as of the ex-date. The impact of transaction costs and the inability to reinvest fractional shares are not reflected in the calculations.

2  The Index is a price return index. The total return and any graph or table reflect the theoretical reinvestment of dividends on securities in the Index. The impact of transaction costs and the deduction of expenses associated with an exchange traded fund such as investment management and accounting fees are not reflected in the Index calculation. It is not possible to invest directly in an Index.

3  1.00 equals perfect correlation. This calculation is based on the daily total return of the Index and the performance of the daily total return of the NAV per share of the Fund.

The above information is not covered by the Report of the Independent Registered Public Accounting Firm.

LXIV :: SZK ULTRASHORT CONSUMER STAPLES :: MANAGEMENT DISCUSSION OF FUND PERFORMANCE PROSHARES TRUST

ProShares UltraShort Dow30SM (the "Fund") seeks daily investment results, before fees and expenses, that correspond to two times the inverse (–2x) of the daily performance of the Dow Jones Industrial AverageSM (the "Index"). The Fund does not seek to achieve its stated investment objective over a period of time greater than a single day. The Fund seeks investment results for a single day only, as measured from one net asset value ("NAV") calculation to the next, not for any other period. The return of the Fund for longer periods will be the result of its return for each day compounded over the period. The Fund's returns for periods longer than a single day will very likely differ in amount, and possibly even direction, from the Fund's stated multiple times the return of the Fund's Index for the same period. For the year ended May 31, 2023, the Fund had a total return of –3.89%1. For the same period, the Index had a total return of 1.96%2 and a volatility of 17.51%. For the period, the Fund had an average daily volume of 591,841 shares and an average daily statistical correlation of over 0.99 to two times the inverse of the return of the Index.3

The Fund invests in financial instruments that the Advisor believes, in combination, should produce daily returns consistent with the Fund's investment objective. The Index is constructed and maintained by S&P Dow Jones Indices LLC. The Index is a price-weighted index and includes 30 large-cap, "blue-chip" U.S. stocks, excluding utility and transportation companies.

During the year ended May 31, 2023, the Fund invested in swap agreements and futures contracts in order to gain inverse leveraged exposure to the Index. These derivatives generally tracked the performance of their underlying index and the Fund was generally positively affected by financing rates associated with swap agreements. The Fund entered into swap agreements with counterparties that the Fund's advisor determined to be major, global financial institutions. If a counterparty becomes insolvent or otherwise fails to perform on its obligations, the value of investments in the Fund may decline. The Fund has sought to mitigate this risk by generally requiring counterparties for the Fund to post collateral for the benefit of the Fund, marked to market daily, in an amount approximately equal to the amount the counterparty owed the Fund, subject to certain minimum thresholds.

Value of a $10,000 Investment at Net Asset Value*

*The line graph represents historical performance of a hypothetical investment of $10,000 in the ProShares UltraShort Dow30SM from May 31, 2013 to May 31, 2023, assuming the reinvestment of distributions.

Average Annual Total Return as of 5/31/23

	One Year	Five Years	Ten Years
ProShares UltraShort Dow30SM	-3.89%	-23.16%	-23.80%
Dow Jones Industrial Average Index	1.96%	8.48%	10.61%

Expense Ratios**

Fund	Gross	Net
ProShares UltraShort Dow30SM	1.00%	0.95%

**Reflects the expense ratio as reported in the Prospectus dated October 1, 2022. Contractual fee waivers are in effect through September 30, 2023. See Financial Highlights for effective expense ratios.

Allocation of Portfolio Holdings & Index Composition as of 5/31/23

Market Exposure

Investment Type	% of Net Assets
Swap Agreements	(195%)
Futures Contracts	(5%)
Total Exposure	(200%)

"Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents.

Dow Jones Industrial Average – Composition

% of Index
Financials	20.2%
Health Care	19.5%
Information Technlogy	18.8%
Industrials	13.9%
Consumer Discretionary	13.5%
Consumer Staples	7.6%
Energy	3.0%
Communication Services	2.5%
Materials	1.0%

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and NAV will fluctuate so that an investor's shares, when redeemed, may be more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. To obtain performance current to the most recent month please visit www.ProShares.com.

1  Fund returns are based on the NAV of the Fund. This calculation reflects the theoretical reinvestment of distributions, if any, in the Fund as of the ex-date. The impact of transaction costs and the inability to reinvest fractional shares are not reflected in the calculations.

2  The Index is a price return index. The total return and any graph or table reflect the theoretical reinvestment of dividends on securities in the Index. The impact of transaction costs and the deduction of expenses associated with an exchange traded fund such as investment management and accounting fees are not reflected in the Index calculation. It is not possible to invest directly in an Index.

3  1.00 equals perfect correlation. This calculation is based on the daily total return of the Index and the performance of the daily total return of the NAV per share of the Fund.

The above information is not covered by the Report of the Independent Registered Public Accounting Firm.

PROSHARES TRUST MANAGEMENT DISCUSSION OF FUND PERFORMANCE :: ULTRASHORT DOW30SM DXD :: LXV

ProShares UltraShort Energy (formerly known as ProShares UltraShort Oil & Gas) (the "Fund") seeks daily investment results, before fees and expenses, that correspond to two times the inverse (–2x) of the daily performance of the S&P Energy Select Sector Index (the "Index"). The Fund does not seek to achieve its stated investment objective over a period of time greater than a single day. The Fund seeks investment results for a single day only, as measured from one net asset value ("NAV") calculation to the next, not for any other period. The return of the Fund for longer periods will be the result of its return for each day compounded over the period. The Fund's returns for periods longer than a single day will very likely differ in amount, and possibly even direction, from the Fund's stated multiple times the return of the Fund's Index for the same period. For the year ended May 31, 2023, the Fund had a total return of –7.76%1. For the same period, the Index had a total return of –8.23%2 and a volatility of 32.99%. For the period, the Fund had an average daily volume of 412,611 shares and an average daily statistical correlation of over 0.99 to two times the inverse of the return of the Index.3

The Fund invests in financial instruments that the Advisor believes, in combination, should produce daily returns consistent with the Fund's investment objective. The Index is constructed and maintained by S&P Dow Jones Indices LLC. The Index is designed to measure the stock performance of U.S. companies in the oil and gas sector. Component companies typically are engaged in the following activities related to the oil and gas sector, among others, exploration and production, integrated oil and gas, oil equipment and services, pipelines, renewable energy equipment companies and alternative fuel producers. The Index is a market cap weighted index that is updated in March, June, September and December.

During the year ended May 31, 2023, the Fund invested in swap agreements in order to gain inverse leveraged exposure to the Index. These derivatives generally tracked the performance of their underlying index and the Fund was generally positively affected by financing rates associated with their use. The Fund entered into swap agreements with counterparties that the Fund's advisor determined to be major, global financial institutions. If a counterparty becomes insolvent or otherwise fails to perform on its obligations, the value of investments in the Fund may decline. The Fund has sought to mitigate this risk by generally requiring counterparties for the Fund to post collateral for the benefit of the Fund, marked to market daily, in an amount approximately equal to the amount the counterparty owed the Fund, subject to certain minimum thresholds.

Value of a $10,000 Investment at Net Asset Value*

*The line graph represents historical performance of a hypothetical investment of $10,000 in the ProShares UltraShort Energy from May 31, 2013 to May 31, 2023, assuming the reinvestment of distributions.

Average Annual Total Return as of 5/31/23

	One Year	Five Years	Ten Years
ProShares UltraShort Energy	-7.76%	-36.99%	-26.15%
Dow Jones U.S. Oil & Gas Index	-7.64%	4.43%	2.69%
S&P Energy Select Sector Index**	-8.23%	5.34%	3.43%

Expense Ratios***

Fund	Gross	Net
ProShares UltraShort Energy	1.31%	0.95%

**On March 17, 2023, the Fund's underlying Index changed from the Dow Jones U.S. Oil & GasSM Index to the S&P Energy Select Sector Index in order to match the Fund's underlying Index to its investment objective.

***Reflects the expense ratio as reported in the Prospectus dated October 1, 2022. Contractual fee waivers are in effect through September 30, 2023. See Financial Highlights for effective expense ratios.

Allocation of Portfolio Holdings & Index Composition as of 5/31/23

Market Exposure

Investment Type	% of Net Assets
Swap Agreements	(200%)
Total Exposure	(200%)

"Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents.

S&P Energy Select Sector Index – Composition

% of Index
Oil, Gas & Consumable Fuels	91.5%
Energy Equipment & Services	8.5%

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and NAV will fluctuate so that an investor's shares, when redeemed, may be more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. To obtain performance current to the most recent month please visit www.ProShares.com.

1  Fund returns are based on the NAV of the Fund. This calculation reflects the theoretical reinvestment of distributions, if any, in the Fund as of the ex-date. The impact of transaction costs and the inability to reinvest fractional shares are not reflected in the calculations.

2  The Index is a price return index. The total return and any graph or table reflect the theoretical reinvestment of dividends on securities in the Index. The impact of transaction costs and the deduction of expenses associated with an exchange traded fund such as investment management and accounting fees are not reflected in the Index calculation. It is not possible to invest directly in an Index.

3  1.00 equals perfect correlation. This calculation is based on the daily total return of the Index and the performance of the daily total return of the NAV per share of the Fund.

The above information is not covered by the Report of the Independent Registered Public Accounting Firm.

LXVI :: DUG ULTRASHORT ENERGY :: MANAGEMENT DISCUSSION OF FUND PERFORMANCE PROSHARES TRUST

ProShares UltraShort Financials (the "Fund") seeks daily investment results, before fees and expenses, that correspond to two times the inverse (–2x) of the daily performance of the S&P Financial Select Sector Index (the "Index"). The Fund does not seek to achieve its stated investment objective over a period of time greater than a single day. The Fund seeks investment results for a single day only, as measured from one net asset value ("NAV") calculation to the next, not for any other period. The return of the Fund for longer periods will be the result of its return for each day compounded over the period. The Fund's returns for periods longer than a single day will very likely differ in amount, and possibly even direction, from the Fund's stated multiple times the return of the Fund's Index for the same period. For the year ended May 31, 2023, the Fund had a total return of 11.48%1. For the same period, the Index had a total return of –8.55%2 and a volatility of 22.76%. For the period, the Fund had an average daily volume of 65,306 shares and an average daily statistical correlation of over 0.99 to two times the inverse of the return of the Index.3

The Fund invests in financial instruments that the Advisor believes, in combination, should produce daily returns consistent with the Fund's investment objective. The Index is constructed and maintained by S&P Dow Jones Indices LLC. The Index is designed to measure the stock performance of U.S. companies in the financials industry. Component companies include: among others, regional banks; major U.S. domiciled international banks; full line, life, and property and casualty insurance companies; companies that invest, directly or indirectly in real estate; diversified financial companies such as credit card issuers, check cashing companies, mortgage lenders and investment advisors; securities brokers and dealers including investment banks, merchant banks and online brokers; and publicly traded stock exchanges. The Index is a market cap weighted index that is updated in March, June, September and December.

During the year ended May 31, 2023, the Fund invested in swap agreements in order to gain inverse leveraged exposure to the Index. These derivatives generally tracked the performance of their underlying index and the Fund was generally positively affected by financing rates associated with their use. The Fund entered into swap agreements with counterparties that the Fund's advisor determined to be major, global financial institutions. If a counterparty becomes insolvent or otherwise fails to perform on its obligations, the value of investments in the Fund may decline. The Fund has sought to mitigate this risk by generally requiring counterparties for the Fund to post collateral for the benefit of the Fund, marked to market daily, in an amount approximately equal to the amount the counterparty owed the Fund, subject to certain minimum thresholds.

Value of a $10,000 Investment at Net Asset Value*

*The line graph represents historical performance of a hypothetical investment of $10,000 in the ProShares UltraShort Financials from May 31, 2013 to May 31, 2023, assuming the reinvestment of distributions.

Average Annual Total Return as of 5/31/23

	One Year	Five Years	Ten Years
ProShares UltraShort Financials	11.48%	-23.67%	-24.70%
Dow Jones U.S. Financials Index	-8.37%	5.77%	9.08%
S&P Financial Select Sector Index**	-8.55%	5.40%	9.22%

Expense Ratios***

Fund	Gross	Net
ProShares UltraShort Financials	1.50%	0.95%

**On March 17, 2023, the Fund's underlying Index changed from the Dow Jones U.S. FinancialsSM Index to the S&P Financial Select Sector Index in order to match the Fund's underlying Index to its investment objective.

***Reflects the expense ratio as reported in the Prospectus dated October 1, 2022. Contractual fee waivers are in effect through September 30, 2023. See Financial Highlights for effective expense ratios.

Allocation of Portfolio Holdings & Index Composition as of 5/31/23

Market Exposure

Investment Type	% of Net Assets
Swap Agreements	(200%)
Total Exposure	(200%)

"Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents.

S&P Financial Select Sector Index – Composition

% of Index
Diversified Financials	59.3%
Banks	24.2%
Insurance	16.5%

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and NAV will fluctuate so that an investor's shares, when redeemed, may be more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. To obtain performance current to the most recent month please visit www.ProShares.com.

1  Fund returns are based on the NAV of the Fund. This calculation reflects the theoretical reinvestment of distributions, if any, in the Fund as of the ex-date. The impact of transaction costs and the inability to reinvest fractional shares are not reflected in the calculations.

2  The Index is a price return index. The total return and any graph or table reflect the theoretical reinvestment of dividends on securities in the Index. The impact of transaction costs and the deduction of expenses associated with an exchange traded fund such as investment management and accounting fees are not reflected in the Index calculation. It is not possible to invest directly in an Index.

3  1.00 equals perfect correlation. This calculation is based on the daily total return of the Index and the performance of the daily total return of the NAV per share of the Fund.

The above information is not covered by the Report of the Independent Registered Public Accounting Firm.

PROSHARES TRUST MANAGEMENT DISCUSSION OF FUND PERFORMANCE :: ULTRASHORT FINANCIALS SKF :: LXVII

ProShares UltraShort FTSE China 50 (the "Fund") seeks daily investment results, before fees and expenses, that correspond to two times the inverse (–2x) of the daily performance of the FTSE China 50 Index (the "Index"). The Fund does not seek to achieve its stated investment objective over a period of time greater than a single day. The Fund seeks investment results for a single day only, as measured from one net asset value ("NAV") calculation to the next, not for any other period. The return of the Fund for longer periods will be the result of its return for each day compounded over the period. The Fund's returns for periods longer than a single day will very likely differ in amount, and possibly even direction, from the Fund's stated multiple times the return of the Fund's Index for the same period. For the year ended May 31, 2023, the Fund had a total return of 4.27%1. For the same period, the Index had a total return of –16.66%2 and a volatility of 34.22%. For the period, the Fund had an average daily volume of 21,734 shares and an average daily statistical correlation of over 0.99 to two times the inverse of the return of the Index.3

The Fund invests in financial instruments that the Advisor believes, in combination, should produce daily returns consistent with the Fund's investment objective. The Index is constructed and maintained by FTSE International Limited. The Index comprises 50 of the largest and most liquid Chinese stocks (H Shares, Red Chips and P Chips) listed and trading on the Hong Kong Exchange (HKEx). Stocks are free-float weighted to ensure that only the investable opportunity set is included within the indexes and individual constituent weights are capped at 9% on a quarterly basis to avoid over-concentration in any one stock.

During the year ended May 31, 2023, the Fund invested in swap agreements in order to gain inverse leveraged exposure to the Index. These derivatives generally tracked the performance of their underlying index and the Fund was generally positively affected by financing rates associated with their use. The Fund entered into swap agreements with counterparties that the Fund's advisor determined to be major, global financial institutions. If a counterparty becomes insolvent or otherwise fails to perform on its obligations, the value of investments in the Fund may decline. The Fund has sought to mitigate this risk by generally requiring counterparties for the Fund to post collateral for the benefit of the Fund, marked to market daily, in an amount approximately equal to the amount the counterparty owed the Fund, subject to certain minimum thresholds.

Value of a $10,000 Investment at Net Asset Value*

*The line graph represents historical performance of a hypothetical investment of $10,000 in ProShares UltraShort FTSE China 50 from May 31, 2013 to May 31, 2023, assuming the reinvestment of distributions.

Average Annual Total Return as of 5/31/23

	One Year	Five Years	Ten Years
ProShares UltraShort FTSE China 50	4.27%	-8.53%	-19.18%
FTSE China 50 Index	-16.66%	-8.24%	-0.09%

Expense Ratios**

Fund	Gross	Net
ProShares UltraShort FTSE China 50	1.38%	0.95%

**Reflects the expense ratio as reported in the Prospectus dated October 1, 2022. Contractual fee waivers are in effect through September 30, 2023. See Financial Highlights for effective expense ratios.

Allocation of Portfolio Holdings & Index Composition as of 5/31/23

Market Exposure

Investment Type	% of Net Assets
Swap Agreements	(201%)
Total Exposure	(201%)

"Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents.

FTSE China 50 Index – Composition

% of Index
Consumer Discretionary	34.0%
Financials	29.2%
Communication Services	18.3%
Energy	4.9%
Consumer Staples	3.1%
Real estate	2.6%
Health Care	2.5%
Information Technology	2.4%
Materials	1.6%
Industrials	1.4%
Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and NAV will fluctuate so that an investor's shares, when redeemed, may be more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. To obtain performance current to the most recent month please visit www.ProShares.com.

1  Fund returns are based on the NAV of the Fund. This calculation reflects the theoretical reinvestment of distributions, if any, in the Fund as of the ex-date. The impact of transaction costs and the inability to reinvest fractional shares are not reflected in the calculations.

2  The Index is a price return index. The total return and any graph or table reflect the theoretical reinvestment of dividends on securities in the Index. The impact of transaction costs and the deduction of expenses associated with an exchange traded fund such as investment management and accounting fees are not reflected in the Index calculation. It is not possible to invest directly in an Index.

3  1.00 equals perfect correlation. Because the level of the Index is not determined at the same time that the Fund's NAV is calculated, correlation to the Index is measured by comparing the daily total return of one or more U.S. exchange traded securities or instruments that reflect the values of securities underlying the Index as of the Fund's NAV calculation time to the daily total return of the NAV per share of the Fund.

The above information is not covered by the Report of the Independent Registered Public Accounting Firm.

LXVIII :: FXP ULTRASHORT FTSE CHINA 50 :: MANAGEMENT DISCUSSION OF FUND PERFORMANCE PROSHARES TRUST

ProShares UltraShort FTSE Europe (the "Fund") seeks daily investment results, before fees and expenses, that correspond to two times the inverse (–2x) of the daily performance of the FTSE Developed Europe All Cap Index (the "Index"). The Fund does not seek to achieve its stated investment objective over a period of time greater than a single day. The Fund seeks investment results for a single day only, as measured from one net asset value ("NAV") calculation to the next, not for any other period. The return of the Fund for longer periods will be the result of its return for each day compounded over the period. The Fund's returns for periods longer than a single day will very likely differ in amount, and possibly even direction, from the Fund's stated multiple times the return of the Fund's Index for the same period. For the year ended May 31, 2023, the Fund had a total return of –18.53%1. For the same period, the Index had a total return of 3.60%2 and a volatility of 21.38%. For the period, the Fund had an average daily volume of 686,515 shares and an average daily statistical correlation of over 0.99 to two times the inverse of the return of the Index.3

The Fund invests in financial instruments that the Advisor believes, in combination, should produce daily returns consistent with the Fund's investment objective. The Index is constructed and maintained by FTSE International Limited. The Index is a free float-adjusted market cap weighted index representing the performance of large-, mid- and small-cap companies in Developed European markets, including the United Kingdom.

During the year ended May 31, 2023, the Fund invested in swap agreements in order to gain inverse leveraged exposure to the Index. These derivatives generally tracked the performance of their underlying index and the Fund was generally positively affected by financing rates associated with their use. The Fund entered into swap agreements with counterparties that the Fund's advisor determined to be major, global financial institutions. If a counterparty becomes insolvent or otherwise fails to perform on its obligations, the value of investments in the Fund may decline. The Fund has sought to mitigate this risk by generally requiring counterparties for the Fund to post collateral for the benefit of the Fund, marked to market daily, in an amount approximately equal to the amount the counterparty owed the Fund, subject to certain minimum thresholds.

Value of a $10,000 Investment at Net Asset Value*

*The line graph represents historical performance of a hypothetical investment of $10,000 in the ProShares UltraShort FTSE Europe from May 31, 2013 to May 31, 2023, assuming the reinvestment of distributions.

Index performance from May 31, 2013 through August 31, 2016 reflects the performance of the FTSE Developed Europe Index. Index performance beginning on September 1, 2016 reflects the performance of the FTSE Developed Europe All Cap Index.

Average Annual Total Return as of 5/31/23

	One Year	Five Years	Ten Years
ProShares UltraShort FTSE Europe	-18.53%	-19.17%	-18.98%
FTSE Developed Europe All Cap Index®	3.60%	3.89%	5.02%

Expense Ratios**

Fund	Gross	Net
ProShares UltraShort FTSE Europe	1.50%	0.95%

**Reflects the expense ratio as reported in the Prospectus dated October 1, 2022. Contractual fee waivers are in effect through September 30, 2023. See Financial Highlights for effective expense ratios.

Allocation of Portfolio Holdings & Index Composition as of 5/31/23

Market Exposure

Investment Type	% of Net Assets
Swap Agreements	(200%)
Total Exposure	(200%)

"Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents.

FTSE Developed Europe All Cap
Index – Country

% of Index
United Kingdom	24.9%
France	17.0%
Switzerland	14.7%
Germany	13.0%
Netherlands	6.8%
Sweden	5.3%
Others	4.9%
Denmark	4.6%
Spain	3.9%
Italy	3.3%
Belgium	1.6%

FTSE Developed Europe All Cap
Index – Composition

% of Index
Financials	17.2%
Industrials	16.1%
Health Care	14.9%
Consumer Staples	11.8%
Consumer Discretionary	11.0%
Information Technology	7.4%
Materials	6.9%
Energy	5.3%
Utilities	4.2%
Communication Services	3.6%
Real Estate	1.6%

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and NAV will fluctuate so that an investor's shares, when redeemed, may be more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. To obtain performance current to the most recent month please visit www.ProShares.com.

1  Fund returns are based on the NAV of the Fund. This calculation reflects the theoretical reinvestment of distributions, if any, in the Fund as of the ex-date. The impact of transaction costs and the inability to reinvest fractional shares are not reflected in the calculations.

2  The Index is a price return index. The total return and any graph or table reflect the theoretical reinvestment of dividends on securities in the Index. The impact of transaction costs and the deduction of expenses associated with an exchange traded fund such as investment management and accounting fees are not reflected in the Index calculation. It is not possible to invest directly in an Index.

3  1.00 equals perfect correlation. Because the level of the Index is not determined at the same time that the Fund's NAV is calculated, correlation to the Index is measured by comparing the daily total return of one or more U.S. exchange traded securities or instruments that reflect the values of securities underlying the Index as of the Fund's NAV calculation time to the daily total return of the NAV per share of the Fund.

The above information is not covered by the Report of the Independent Registered Public Accounting Firm.

PROSHARES TRUST MANAGEMENT DISCUSSION OF FUND PERFORMANCE :: ULTRASHORT FTSE EUROPE EPV :: LXIX

ProShares UltraShort Health Care (the "Fund") seeks daily investment results, before fees and expenses, that correspond to two times the inverse (–2x) of the daily performance of the S&P Health Care Select Sector Index (the "Index"). The Fund does not seek to achieve its stated investment objective over a period of time greater than a single day. The Fund seeks investment results for a single day only, as measured from one net asset value ("NAV") calculation to the next, not for any other period. The return of the Fund for longer periods will be the result of its return for each day compounded over the period. The Fund's returns for periods longer than a single day will very likely differ in amount, and possibly even direction, from the Fund's stated multiple times the return of the Fund's Index for the same period. For the year ended May 31, 2023, the Fund had a total return of 2.97%1. For the same period, the Index had a total return of –1.71%2 and a volatility of 16.57%. For the period, the Fund had an average daily volume of 12,253 shares and an average daily statistical correlation of over 0.99 to two times the inverse of the return of the Index.3

The Fund invests in financial instruments that the Advisor believes, in combination, should produce daily returns consistent with the Fund's investment objective. The Index is constructed and maintained by S&P Dow Jones Indices LLC. The Index is designed to measure the stock performance of U.S. companies in the health care industry. Component companies include, among others, health care providers, biotechnology companies, medical supplies, advanced medical devices and pharmaceuticals.

During the year ended May 31, 2023, the Fund invested in swap agreements in order to gain inverse leveraged exposure to the Index. These derivatives generally tracked the performance of their underlying index and the Fund was generally positively affected by financing rates associated with their use. The Fund entered into swap agreements with counterparties that the Fund's advisor determined to be major, global financial institutions. If a counterparty becomes insolvent or otherwise fails to perform on its obligations, the value of investments in the Fund may decline. The Fund has sought to mitigate this risk by generally requiring counterparties for the Fund to post collateral for the benefit of the Fund, marked to market daily, in an amount approximately equal to the amount the counterparty owed the Fund, subject to certain minimum thresholds.

Value of a $10,000 Investment at Net Asset Value*

*The line graph represents historical performance of a hypothetical investment of $10,000 in the ProShares UltraShort Health Care from May 31, 2013 to May 31, 2023, assuming the reinvestment of distributions.

Average Annual Total Return as of 5/31/23

	One Year	Five Years	Ten Years
ProShares UltraShort Health Care	2.97%	-24.76%	-26.21%
Dow Jones U.S. Health Care Index	-1.60%	10.53%	12.09%
S&P Health Care Select Sector Index**	-1.71%	11.19%	12.21%

Expense Ratios***

Fund	Gross	Net
ProShares UltraShort Health Care	5.11%	0.95%

**On March 17, 2023, the Fund's underlying Index changed from the Dow Jones U.S. Health CareSM Index to the S&P Health Care Select Sector Index in order to match the Fund's underlying Index to its investment objective.

***Reflects the expense ratio as reported in the Prospectus dated October 1, 2022. Contractual fee waivers are in effect through September 30, 2023. See Financial Highlights for effective expense ratios.

Allocation of Portfolio Holdings & Index Composition as of 5/31/23

Market Exposure

Investment Type	% of Net Assets
Swap Agreements	(200%)
Total Exposure	(200%)

"Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents.

S&P Health Care Select Sector Index – Composition

% of Index
Pharmaceuticals	30.7%
Health Care Providers & Services	21.9%
Health Care Equipment & Supplies	20.7%
Biotechnology	14.9%
Life Sciences Tools & Services	11.8%

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and NAV will fluctuate so that an investor's shares, when redeemed, may be more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. To obtain performance current to the most recent month please visit www.ProShares.com.

1  Fund returns are based on the NAV of the Fund. This calculation reflects the theoretical reinvestment of distributions, if any, in the Fund as of the ex-date. The impact of transaction costs and the inability to reinvest fractional shares are not reflected in the calculations.

2  The Index is a price return index. The total return and any graph or table reflect the theoretical reinvestment of dividends on securities in the Index. The impact of transaction costs and the deduction of expenses associated with an exchange traded fund such as investment management and accounting fees are not reflected in the Index calculation. It is not possible to invest directly in an Index.

3  1.00 equals perfect correlation. This calculation is based on the daily total return of the Index and the performance of the daily total return of the NAV per share of the Fund.

The above information is not covered by the Report of the Independent Registered Public Accounting Firm.

LXX :: RXD ULTRASHORT HEALTH CARE :: MANAGEMENT DISCUSSION OF FUND PERFORMANCE PROSHARES TRUST

ProShares UltraShort Industrials (the "Fund") seeks daily investment results, before fees and expenses, that correspond to two times the inverse (–2x) of the daily performance of the S&P Industrials Select Sector Index (the "Index"). The Fund does not seek to achieve its stated investment objective over a period of time greater than a single day. The Fund seeks investment results for a single day only, as measured from one net asset value ("NAV") calculation to the next, not for any other period. The return of the Fund for longer periods will be the result of its return for each day compounded over the period. The Fund's returns for periods longer than a single day will very likely differ in amount, and possibly even direction, from the Fund's stated multiple times the return of the Fund's Index for the same period. For the year ended May 31, 2023, the Fund had a total return of –5.97%1. For the same period, the Index had a total return of –8.55%2 and a volatility of 20.63%. For the period, the Fund had an average daily volume of 12,223 shares and an average daily statistical correlation of over 0.99 to two times the inverse of the return of the Index.3

The Fund invests in financial instruments that the Advisor believes, in combination, should produce daily returns consistent with the Fund's investment objective. The Index is constructed and maintained by S&P Dow Jones Indices LLC. The Index is designed to measure the stock performance of U.S. companies in the industrials industry. Component companies include, among others, building materials, heavy construction, factory equipment, heavy machinery, industrial services, pollution control, containers and packaging, industrial diversified, air freight, marine transportation, railroads, trucking, land-transportation equipment, shipbuilding, transportation services, advanced industrial equipment, electric components and equipment, and aerospace. The Index is a market cap weighted index that is updated in March, June, September and December.

During the year ended May 31, 2023, the Fund invested in swap agreements in order to gain inverse leveraged exposure to the Index. These derivatives generally tracked the performance of their underlying index and the Fund was generally positively affected by financing rates associated with their use. The Fund entered into swap agreements with counterparties that the Fund's advisor determined to be major, global financial institutions. If a counterparty becomes insolvent or otherwise fails to perform on its obligations, the value of investments in the Fund may decline. The Fund has sought to mitigate this risk by generally requiring counterparties for the Fund to post collateral for the benefit of the Fund, marked to market daily, in an amount approximately equal to the amount the counterparty owed the Fund, subject to certain minimum thresholds.

Value of a $10,000 Investment at Net Asset Value*

*The line graph represents historical performance of a hypothetical investment of $10,000 in the ProShares UltraShort Industrials from May 31, 2013 to May 31, 2023, assuming the reinvestment of distributions.

Average Annual Total Return as of 5/31/23

	One Year	Five Years	Ten Years
ProShares UltraShort Industrials	-5.97%	-24.22%	-25.69%
Dow Jones U.S. Industrials Index	0.93%	7.17%	10.39%
S&P Industrials Select Sector Index**	-8.55%	5.40%	9.22%

Expense Ratios***

Fund	Gross	Net
ProShares UltraShort Industrials	4.39%	0.95%

**  On March 17, 2023, the Fund's underlying Index changed from the Dow Jones U.S. IndustrialsSM Index to the S&P Industrials Select Sector Index in order to match the Fund's underlying Index to its investment objective.

***Reflects the expense ratio as reported in the Prospectus dated October 1, 2022. Contractual fee waivers are in effect through September 30, 2023. See Financial Highlights for effective expense ratios.

Allocation of Portfolio Holdings & Index Composition as of 5/31/23

Market Exposure

Investment Type	% of Net Assets
Swap Agreements	(200%)
Total Exposure	(200%)

"Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents.

S&P Industrials Select Sector Index – Composition

% of Index
Capital Goods	65.1%
Transportation	18.9%
Commercial & Professional Services	16.0%

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and NAV will fluctuate so that an investor's shares, when redeemed, may be more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. To obtain performance current to the most recent month please visit www.ProShares.com.

1  Fund returns are based on the NAV of the Fund. This calculation reflects the theoretical reinvestment of distributions, if any, in the Fund as of the ex-date. The impact of transaction costs and the inability to reinvest fractional shares are not reflected in the calculations.

2  The Index is a price return index. The total return and any graph or table reflect the theoretical reinvestment of dividends on securities in the Index. The impact of transaction costs and the deduction of expenses associated with an exchange traded fund such as investment management and accounting fees are not reflected in the Index calculation. It is not possible to invest directly in an Index.

3  1.00 equals perfect correlation. This calculation is based on the daily total return of the Index and the performance of the daily total return of the NAV per share of the Fund.

The above information is not covered by the Report of the Independent Registered Public Accounting Firm.

PROSHARES TRUST MANAGEMENT DISCUSSION OF FUND PERFORMANCE :: ULTRASHORT INDUSTRIALS SIJ :: LXXI

ProShares UltraShort Materials (formerly known as ProShares UltraShort Basic Materials) (the "Fund") seeks daily investment results, before fees and expenses, that correspond to two times the inverse (–2x) of the daily performance of the S&P Materials Select Sector Index (the "Index"). The Fund does not seek to achieve its stated investment objective over a period of time greater than a single day. The Fund seeks investment results for a single day only, as measured from one net asset value ("NAV") calculation to the next, not for any other period. The return of the Fund for longer periods will be the result of its return for each day compounded over the period. The Fund's returns for periods longer than a single day will very likely differ in amount, and possibly even direction, from the Fund's stated multiple times the return of the Fund's Index for the same period. For the year ended May 31, 2023, the Fund had a total return of 7.49%1. For the same period, the Index had a total return of –10.69%2 and a volatility of 23.53%. For the period, the Fund had an average daily volume of 25,018 shares and an average daily statistical correlation of over 0.99 to two times the inverse of the return of the Index.3

The Fund invests in financial instruments that the Advisor believes, in combination, should produce daily returns consistent with the Fund's investment objective. The Index is constructed and maintained by S&P Dow Jones Indices LLC. The Index is designed to measure the stock performance of U.S. companies in the basic materials industry. Component companies include, among others, companies that are involved in the production of aluminum, steel, non-ferrous metals, commodity chemicals, specialty chemicals, forest products, paper products, as well as the mining of precious metals and coal. The Index is a market cap weighted index that is updated in March, June, September and December.

During the year ended May 31, 2023, the Fund invested in swap agreements in order to gain inverse leveraged exposure to the Index. These derivatives generally tracked the performance of their underlying index and the Fund was generally positively affected by financing rates associated with their use. The Fund entered into swap agreements with counterparties that the Fund's advisor determined to be major, global financial institutions. If a counterparty becomes insolvent or otherwise fails to perform on its obligations, the value of investments in the Fund may decline. The Fund has sought to mitigate this risk by generally requiring counterparties for the Fund to post collateral for the benefit of the Fund, marked to market daily, in an amount approximately equal to the amount the counterparty owed the Fund, subject to certain minimum thresholds.

Value of a $10,000 Investment at Net Asset Value*

*The line graph represents historical performance of a hypothetical investment of $10,000 in the ProShares UltraShort Materials from May 31, 2013 to May 31, 2023, assuming the reinvestment of distributions.

Average Annual Total Return as of 5/31/23

	One Year	Five Years	Ten Years
ProShares UltraShort Materials	7.49%	-26.71%	-24.63%
Dow Jones U.S. Basic Materials Index	-10.35%	6.67%	7.84%
S&P Materials Select Sector Index**	-10.69%	7.46%	8.72%

Expense Ratios***

Fund	Gross	Net
ProShares UltraShort Materials	4.04%	0.95%

**  On March 17, 2023, the Fund's underlying Index changed from the Dow Jones U.S. Basic MaterialsSM Index to the S&P Materials Select Sector Index in order to match the Fund's underlying Index to its investment objective.

***Reflects the expense ratio as reported in the Prospectus dated October 1, 2022. Contractual fee waivers are in effect through September 30, 2023. See Financial Highlights for effective expense ratios.

Allocation of Portfolio Holdings & Index Composition as of 5/31/23

Market Exposure

Investment Type	% of Net Assets
Swap Agreements	(200%)
Total Exposure	(200%)

"Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents.

S&P Materials Select Sector Index – Composition

% of Index
Chemicals	69.2%
Metals & Mining	15.5%
Containers & Packing	9.3%
Construction Materials	6.0%

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and NAV will fluctuate so that an investor's shares, when redeemed, may be more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. To obtain performance current to the most recent month please visit www.ProShares.com.

1  Fund returns are based on the NAV of the Fund. This calculation reflects the theoretical reinvestment of distributions, if any, in the Fund as of the ex-date. The impact of transaction costs and the inability to reinvest fractional shares are not reflected in the calculations.

2  The Index is a price return index. The total return and any graph or table reflect the theoretical reinvestment of dividends on securities in the Index. The impact of transaction costs and the deduction of expenses associated with an exchange traded fund such as investment management and accounting fees are not reflected in the Index calculation. It is not possible to invest directly in an Index.

3  1.00 equals perfect correlation. This calculation is based on the daily total return of the Index and the performance of the daily total return of the NAV per share of the Fund.

The above information is not covered by the Report of the Independent Registered Public Accounting Firm.

LXXII :: SMN ULTRASHORT MATERIALS :: MANAGEMENT DISCUSSION OF FUND PERFORMANCE PROSHARES TRUST

ProShares UltraShort MidCap400 (the "Fund") seeks daily investment results, before fees and expenses, that correspond to two times the inverse (–2x) of the daily performance of the S&P MidCap 400® (the "Index"). The Fund does not seek to achieve its stated investment objective over a period of time greater than a single day. The Fund seeks investment results for a single day only, as measured from one net asset value ("NAV") calculation to the next, not for any other period. The return of the Fund for longer periods will be the result of its return for each day compounded over the period. The Fund's returns for periods longer than a single day will very likely differ in amount, and possibly even direction, from the Fund's stated multiple times the return of the Fund's Index for the same period. For the year ended May 31, 2023, the Fund had a total return of –2.20%1. For the same period, the Index had a total return of –2.63%2 and a volatility of 23.04%. For the period, the Fund had an average daily volume of 4,412 shares and an average daily statistical correlation of over 0.99 to two times the inverse of the return of the Index.3

The Fund invests in financial instruments that the Advisor believes, in combination, should produce daily returns consistent with the Fund's investment objective. The Index is constructed and maintained by S&P Dow Jones Indices LLC. The Index is a measure of mid-size company U.S. stock market performance. It is a float-adjusted, market capitalization-weighted index of 400 U.S. operating companies and real estate investment trusts selected through a process that factors in criteria such as liquidity, price, market capitalization, financial viability and public float.

During the year ended May 31, 2023, the Fund invested in swap agreements and futures contracts in order to gain inverse leveraged exposure to the Index. These derivatives generally tracked the performance of their underlying index and the Fund was generally positively affected by financing rates associated with swap agreements. The Fund entered into swap agreements with counterparties that the Fund's advisor determined to be major, global financial institutions. If a counterparty becomes insolvent or otherwise fails to perform on its obligations, the value of investments in the Fund may decline. The Fund has sought to mitigate this risk by generally requiring counterparties for the Fund to post collateral for the benefit of the Fund, marked to market daily, in an amount approximately equal to the amount the counterparty owed the Fund, subject to certain minimum thresholds.

Value of a $10,000 Investment at Net Asset Value*

*The line graph represents historical performance of a hypothetical investment of $10,000 in the ProShares UltraShort MidCap400 from May 31, 2013 to May 31, 2023, assuming the reinvestment of distributions.

Average Annual Total Return as of 5/31/23

	One Year	Five Years	Ten Years
ProShares UltraShort MidCap400	-2.20%	-23.96%	-24.39%
S&P MidCap 400 Index	-2.63%	6.00%	9.04%

Expense Ratios**

Fund	Gross	Net
ProShares UltraShort MidCap400	4.53%	0.95%

**Reflects the expense ratio as reported in the Prospectus dated October 1, 2022. Contractual fee waivers are in effect through September 30, 2023. See Financial Highlights for effective expense ratios.

Allocation of Portfolio Holdings & Index Composition as of 5/31/23

Market Exposure

Investment Type	% of Net Assets
Swap Agreements	(191%)
Futures Contracts	(9%)
Total Exposure	(200%)

"Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents.

S&P MidCap 400 – Composition

% of Index
Industrials	22.1%
Consumer Discretionary	15.3%
Financials	14.3%
Information Technology	10.4%
Health Care	9.7%
Real Estate	8.0%
Materials	6.2%
Consumer Staples	4.6%
Energy	3.8%
Utilities	3.7%
Communication Services	1.9%

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and NAV will fluctuate so that an investor's shares, when redeemed, may be more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. To obtain performance current to the most recent month please visit www.ProShares.com.

1  Fund returns are based on the NAV of the Fund. This calculation reflects the theoretical reinvestment of distributions, if any, in the Fund as of the ex-date. The impact of transaction costs and the inability to reinvest fractional shares are not reflected in the calculations.

2  The Index is a price return index. The total return and any graph or table reflect the theoretical reinvestment of dividends on securities in the Index. The impact of transaction costs and the deduction of expenses associated with an exchange traded fund such as investment management and accounting fees are not reflected in the Index calculation. It is not possible to invest directly in an Index.

3  1.00 equals perfect correlation. This calculation is based on the daily total return of the Index and the performance of the daily total return of the NAV per share of the Fund.

The above information is not covered by the Report of the Independent Registered Public Accounting Firm.

PROSHARES TRUST MANAGEMENT DISCUSSION OF FUND PERFORMANCE :: ULTRASHORT MIDCAP400 MZZ :: LXXIII

ProShares UltraShort MSCI Brazil Capped (the "Fund") seeks daily investment results, before fees and expenses, that correspond to two times the inverse (–2x) of the daily performance of the MSCI Brazil 25/50 Index (the "Index"). The Fund does not seek to achieve its stated investment objective over a period of time greater than a single day. The Fund seeks investment results for a single day only, as measured from one net asset value ("NAV") calculation to the next, not for any other period. The return of the Fund for longer periods will be the result of its return for each day compounded over the period. The Fund's returns for periods longer than a single day will very likely differ in amount, and possibly even direction, from the Fund's stated multiple times the return of the Fund's Index for the same period. For the year ended May 31, 2023, the Fund had a total return of –12.55%1. For the same period, the Index had a total return –8.84%2 and a volatility of 31.66%. For the period, the Fund had an average daily volume of 60,736 shares and an average daily statistical correlation of over 0.99 to two times the inverse of the return of the Index.3

The Fund invests in financial instruments that the Advisor believes, in combination, should produce daily returns consistent with the Fund's investment objective. The Index is constructed and maintained by MSCI Inc. The Index is designed to measure the performance of the large and mid cap segments of the Brazilian market. It applies certain investment limits that are imposed on regulated investment companies, or RICs, under the current US Internal Revenue Code. The Index covers approximately 85% of the free float-adjusted market capitalization in Brazil.

During the year ended May 31, 2023, the Fund invested in swap agreements in order to gain inverse leveraged exposure to the Index. These derivatives generally tracked the performance of their underlying index and the Fund was generally positively affected by financing rates associated with their use. The Fund entered into swap agreements with counterparties that the Fund's advisor determined to be major, global financial institutions. If a counterparty becomes insolvent or otherwise fails to perform on its obligations, the value of investments in the Fund may decline. The Fund has sought to mitigate this risk by generally requiring counterparties for the Fund to post collateral for the benefit of the Fund, marked to market daily, in an amount approximately equal to the amount the counterparty owed the Fund, subject to certain minimum thresholds.

Value of a $10,000 Investment at Net Asset Value*

*The line graph represents historical performance of a hypothetical investment of $10,000 in ProShares UltraShort MSCI Brazil Capped from May 31, 2013 to May 31, 2023, assuming the reinvestment of distributions.

Average Annual Total Return as of 5/31/23

	One Year	Five Years	Ten Years
ProShares UltraShort MSCI Brazil Capped	-12.55%	-38.95%	-30.90%
MSCI Brazil 25/50 Index	-8.84%	1.93%	-1.02%

Expense Ratios**

Fund	Gross	Net
ProShares UltraShort MSCI Brazil Capped	1.60%	0.95%

**Reflects the expense ratio as reported in the Prospectus dated October 1, 2022. Contractual fee waivers are in effect through September 30, 2023. See Financial Highlights for effective expense ratios.

Allocation of Portfolio Holdings & Index Composition as of 5/31/23

Market Exposure

Investment Type	% of Net Assets
Swap Agreements	(200%)
Total Exposure	(200%)

"Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents.

MSCI Brazil 25/50 Index – Composition

% of Index
Financials	26.2%
Materials	20.2%
Energy	16.9%
Industrials	9.9%
Utilities	9.3%
Consumer Staples	8.4%
Health Care	3.2%
Consumer Discretionary	3.0%
Communication Services	2.2%
Information Technology	0.7%

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and NAV will fluctuate so that an investor's shares, when redeemed, may be more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. To obtain performance current to the most recent month please visit www.ProShares.com.

1  Fund returns are based on the NAV of the Fund. This calculation reflects the theoretical reinvestment of distributions, if any, in the Fund as of the ex-date. The impact of transaction costs and the inability to reinvest fractional shares are not reflected in the calculations.

2  The Index is a price return index. The total return and any graph or table reflect the theoretical reinvestment of dividends on securities in the Index. The impact of transaction costs and the deduction of expenses associated with an exchange traded fund such as investment management and accounting fees are not reflected in the Index calculation. It is not possible to invest directly in an Index.

3  1.00 equals perfect correlation. Because the level of the Index is not determined at the same time that the Fund's NAV is calculated, correlation to the Index is measured by comparing the daily total return of one or more U.S. exchange traded securities or instruments that reflect the values of securities underlying the Index as of the Fund's NAV calculation time to the daily total return of the NAV per share of the Fund.

The above information is not covered by the Report of the Independent Registered Public Accounting Firm.

LXXIV :: BZQ ULTRASHORT MSCI BRAZIL CAPPED :: MANAGEMENT DISCUSSION OF FUND PERFORMANCE PROSHARES TRUST

ProShares UltraShort MSCI EAFE (the "Fund") seeks daily investment results, before fees and expenses, that correspond to two times the inverse (–2x) of the daily performance of the MSCI EAFE Index (the "Index"). The Fund does not seek to achieve its stated investment objective over a period of time greater than a single day. The Fund seeks investment results for a single day only, as measured from one net asset value ("NAV") calculation to the next, not for any other period. The return of the Fund for longer periods will be the result of its return for each day compounded over the period. The Fund's returns for periods longer than a single day will very likely differ in amount, and possibly even direction, from the Fund's stated multiple times the return of the Fund's Index for the same period. For the year ended May 31, 2023, the Fund had a total return of –11.17%1. For the same period, the Index had a total return of 3.06%2 and a volatility of 17.08%. For the period, the Fund had an average daily volume of 26,403 shares and an average daily statistical correlation of over 0.99 to two times the inverse of the return of the Index.3

The Fund invests in financial instruments that the Advisor believes, in combination, should produce daily returns consistent with the Fund's investment objective. The Index is constructed and maintained by MSCI Inc. The Index covers approximately 85% of the free float-adjusted, market capitalization in developed market countries, excluding the U.S. and Canada.

During the year ended May 31, 2023, the Fund invested in swap agreements in order to gain inverse leveraged exposure to the Index. These derivatives generally tracked the performance of their underlying index and the Fund was generally positively affected by financing rates associated with their use. The Fund entered into swap agreements with counterparties that the Fund's advisor determined to be major, global financial institutions. If a counterparty becomes insolvent or otherwise fails to perform on its obligations, the value of investments in the Fund may decline. The Fund has sought to mitigate this risk by generally requiring counterparties for the Fund to post collateral for the benefit of the Fund, marked to market daily, in an amount approximately equal to the amount the counterparty owed the Fund, subject to certain minimum thresholds.

Value of a $10,000 Investment at Net Asset Value*

*The line graph represents historical performance of a hypothetical investment of $10,000 in the ProShares UltraShort MSCI EAFE from May 31, 2013 to May 31, 2023, assuming the reinvestment of distributions.

Average Annual Total Return as of 5/31/23

	One Year	Five Years	Ten Years
ProShares UltraShort MSCI EAFE	-11.17%	-14.45%	-15.56%
MSCI EAFE Index	3.06%	3.21%	4.56%

Expense Ratios**

Fund	Gross	Net
ProShares UltraShort MSCI EAFE	7.40%	0.95%

**Reflects the expense ratio as reported in the Prospectus dated October 1, 2022. Contractual fee waivers are in effect through September 30, 2023. See Financial Highlights for effective expense ratios.

Allocation of Portfolio Holdings & Index Composition as of 5/31/23

Market Exposure

Investment Type	% of Net Assets
Swap Agreements	(200%)
Total Exposure	(200%)

"Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents.

MSCI EAFE Index – Country

% of Index
Japan	22.5%
United Kingdom	14.8%
France	12.3%
Others	10.9%
Switzerland	10.2%
Germany	8.5%
Australia	7.3%
Netherlands	4.6%
Sweden	3.2%
Denmark	3.1%
Spain	2.6%

MSCI EAFE Index – Composition

% of Index
Financials	17.6%
Industrials	15.9%
Health Care	13.6%
Consumer Discretionary	11.9%
Consumer Staples	10.2%
Information Technology	9.0%
Materials	7.2%
Communication Services	4.4%
Energy	4.3%
Utilities	3.5%
Real Estate	2.4%

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and NAV will fluctuate so that an investor's shares, when redeemed, may be more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. To obtain performance current to the most recent month please visit www.ProShares.com.

1  Fund returns are based on the NAV of the Fund. This calculation reflects the theoretical reinvestment of distributions, if any, in the Fund as of the ex-date. The impact of transaction costs and the inability to reinvest fractional shares are not reflected in the calculations.

2  The Index is a price return index. The total return and any graph or table reflect the theoretical reinvestment of dividends on securities in the Index. The impact of transaction costs and the deduction of expenses associated with an exchange traded fund such as investment management and accounting fees are not reflected in the Index calculation. It is not possible to invest directly in an Index.

3  1.00 equals perfect correlation. Because the level of the Index is not determined at the same time that the Fund's NAV is calculated, correlation to the Index is measured by comparing the daily total return of one or more U.S. exchange traded securities or instruments that reflect the values of securities underlying the Index as of the Fund's NAV calculation time to the daily total return of the NAV per share of the Fund.

The above information is not covered by the Report of the Independent Registered Public Accounting Firm.

PROSHARES TRUST MANAGEMENT DISCUSSION OF FUND PERFORMANCE :: ULTRASHORT MSCI EAFE EFU :: LXXV

ProShares UltraShort MSCI Emerging Markets (the "Fund") seeks daily investment results, before fees and expenses, that correspond to two times the inverse (–2x) of the daily performance of the MSCI Emerging Markets Index (the "Index"). The Fund does not seek to achieve its stated investment objective over a period of time greater than a single day. The Fund seeks investment results for a single day only, as measured from one net asset value ("NAV") calculation to the next, not for any other period. The return of the Fund for longer periods will be the result of its return for each day compounded over the period. The Fund's returns for periods longer than a single day will very likely differ in amount, and possibly even direction, from the Fund's stated multiple times the return of the Fund's Index for the same period. For the year ended May 31, 2023, the Fund had a total return of 12.93%1. For the same period, the Index had a total return of –8.49%2 and a volatility of 16.46%. For the period, the Fund had an average daily volume of 16,180 shares and an average daily statistical correlation of over 0.99 to two times the inverse of the return of the Index.3

The Fund invests in financial instruments that the Advisor believes, in combination, should produce daily returns consistent with the Fund's investment objective. The Index is constructed and maintained by MSCI Inc. The Index covers approximately 85% of the free float-adjusted market capitalization in emerging market countries.

During the year ended May 31, 2023, the Fund invested in swap agreements in order to gain inverse leveraged exposure to the Index. These derivatives generally tracked the performance of their underlying index and the Fund was generally positively affected by financing rates associated with their use. The Fund entered into swap agreements with counterparties that the Fund's advisor determined to be major, global financial institutions. If a counterparty becomes insolvent or otherwise fails to perform on its obligations, the value of investments in the Fund may decline. The Fund has sought to mitigate this risk by generally requiring counterparties for the Fund to post collateral for the benefit of the Fund, marked to market daily, in an amount approximately equal to the amount the counterparty owed the Fund, subject to certain minimum thresholds.

Value of a $10,000 Investment at Net Asset Value*

*The line graph represents historical performance of a hypothetical investment of $10,000 in the ProShares UltraShort MSCI Emerging Markets from May 31, 2013 to May 31, 2023, assuming the reinvestment of distributions.

Average Annual Total Return as of 5/31/23

	One Year	Five Years	Ten Years
ProShares UltraShort MSCI Emerging Markets	12.93%	-10.90%	-14.91%
MSCI Emerging Markets Index	-8.49%	-0.67%	1.90%

Expense Ratios**

Fund	Gross	Net
ProShares UltraShort MSCI Emerging Markets	2.13%	0.95%

**Reflects the expense ratio as reported in the Prospectus dated October 1, 2022. Contractual fee waivers are in effect through September 30, 2023. See Financial Highlights for effective expense ratios.

Allocation of Portfolio Holdings & Index Composition as of 5/31/23

Market Exposure

Investment Type	% of Net Assets
Swap Agreements	(199%)
Total Exposure	(199%)

"Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents.

MSCI Emerging Markets Index – Country

% of Index
China	29.2%
Taiwan	16.2%
India	14.3%
Korea	12.8%
Others	8.3%
Brazil	5.2%
Saudi Arabia	4.1%
South Africa	3.1%
Mexico	2.7%
Thailand	2.1%
Indonesia	2.0%

MSCI Emerging Markets
Index – Composition

% of Index
Financials	22.0%
Information Technology	21.7%
Consumer Discretionary	12.5%
Communication Services	9.7%
Materials	8.4%
Consumer Staples	6.2%
Industrials	6.2%
Energy	5.0%
Health Care	3.8%
Utilities	2.7%
Real Estate	1.8%

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and NAV will fluctuate so that an investor's shares, when redeemed, may be more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. To obtain performance current to the most recent month please visit www.ProShares.com.

1  Fund returns are based on the NAV of the Fund. This calculation reflects the theoretical reinvestment of distributions, if any, in the Fund as of the ex-date. The impact of transaction costs and the inability to reinvest fractional shares are not reflected in the calculations.

2  The Index is a price return index. The total return and any graph or table reflect the theoretical reinvestment of dividends on securities in the Index. The impact of transaction costs and the deduction of expenses associated with an exchange traded fund such as investment management and accounting fees are not reflected in the Index calculation. It is not possible to invest directly in an Index.

3  1.00 equals perfect correlation. Because the level of the Index is not determined at the same time that the Fund's NAV is calculated, correlation to the Index is measured by comparing the daily total return of one or more U.S. exchange traded securities or instruments that reflect the values of securities underlying the Index as of the Fund's NAV calculation time to the daily total return of the NAV per share of the Fund.

The above information is not covered by the Report of the Independent Registered Public Accounting Firm.

LXXVI :: EEV ULTRASHORT MSCI EMERGING MARKETS :: MANAGEMENT DISCUSSION OF FUND PERFORMANCE PROSHARES TRUST

ProShares UltraShort MSCI Japan (the "Fund") seeks daily investment results, before fees and expenses, that correspond to two times the inverse (–2x) of the daily performance of the MSCI Japan Index (the "Index"). The Fund does not seek to achieve its stated investment objective over a period of time greater than a single day. The Fund seeks investment results for a single day only, as measured from one net asset value ("NAV") calculation to the next, not for any other period. The return of the Fund for longer periods will be the result of its return for each day compounded over the period. The Fund's returns for periods longer than a single day will very likely differ in amount, and possibly even direction, from the Fund's stated multiple times the return of the Fund's Index for the same period. For the year ended May 31, 2023, the Fund had a total return of –10.64%1. For the same period, the Index had a total return of 4.53%2 and a volatility of 18.92%. For the period, the Fund had an average daily volume of 16,018 shares and an average daily statistical correlation of over 0.99 to two times the inverse of the return of the Index.3

The Fund invests in financial instruments that the Advisor believes, in combination, should produce daily returns consistent with the Fund's investment objective. The Index is constructed and maintained by MSCI Inc. The Index adjusts the market capitalization of Index constituents for free float and targets for Index inclusion 85% of the free float-adjusted market capitalization in Japan.

During the year ended May 31, 2023, the Fund invested in swap agreements in order to gain inverse leveraged exposure to the Index. These derivatives generally tracked the performance of their underlying index and the Fund was generally positively affected by financing rates associated with their use. The Fund entered into swap agreements with counterparties that the Fund's advisor determined to be major, global financial institutions. If a counterparty becomes insolvent or otherwise fails to perform on its obligations, the value of investments in the Fund may decline. The Fund has sought to mitigate this risk by generally requiring counterparties for the Fund to post collateral for the benefit of the Fund, marked to market daily, in an amount approximately equal to the amount the counterparty owed the Fund, subject to certain minimum thresholds.

Value of a $10,000 Investment at Net Asset Value*

*The line graph represents historical performance of a hypothetical investment of $10,000 in the ProShares UltraShort MSCI Japan from May 31, 2013 to May 31, 2023, assuming the reinvestment of distributions.

Average Annual Total Return as of 5/31/23

	One Year	Five Years	Ten Years
ProShares UltraShort MSCI Japan	-10.64%	-10.32%	-16.29%
MSCI Japan Index	4.53%	1.78%	4.99%

Expense Ratios**

Fund	Gross	Net
ProShares UltraShort MSCI Japan	2.93%	0.95%

**Reflects the expense ratio as reported in the Prospectus dated October 1, 2022. Contractual fee waivers are in effect through September 30, 2023. See Financial Highlights for effective expense ratios.

Allocation of Portfolio Holdings & Index Composition as of 5/31/23

Market Exposure

Investment Type	% of Net Assets
Swap Agreements	(200%)
Total Exposure	(200%)

"Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents.

MSCI Japan Index – Composition

% of Index
Industrials	22.8%
Consumer Discretionary	18.2%
Information Technology	14.8%
Financials	11.2%
Health Care	9.4%
Communication Services	7.7%
Consumer Staples	6.6%
Materials	4.6%
Real Estate	3.0%
Utilities	1.0%
Energy	0.7%

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and NAV will fluctuate so that an investor's shares, when redeemed, may be more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. To obtain performance current to the most recent month please visit www.ProShares.com.

1  Fund returns are based on the NAV of the Fund. This calculation reflects the theoretical reinvestment of distributions, if any, in the Fund as of the ex-date. The impact of transaction costs and the inability to reinvest fractional shares are not reflected in the calculations.

2  The Index is a price return index. The total return and any graph or table reflect the theoretical reinvestment of dividends on securities in the Index. The impact of transaction costs and the deduction of expenses associated with an exchange traded fund such as investment management and accounting fees are not reflected in the Index calculation. It is not possible to invest directly in an Index.

3  1.00 equals perfect correlation. Because the level of the Index is not determined at the same time that the Fund's NAV is calculated, correlation to the Index is measured by comparing the daily total return of one or more U.S. exchange traded securities or instruments that reflect the values of securities underlying the Index as of the Fund's NAV calculation time to the daily total return of the NAV per share of the Fund.

The above information is not covered by the Report of the Independent Registered Public Accounting Firm.

PROSHARES TRUST MANAGEMENT DISCUSSION OF FUND PERFORMANCE :: ULTRASHORT MSCI JAPAN EWV :: LXXVII

ProShares UltraShort Nasdaq Biotechnology (the "Fund") seeks daily investment results, before fees and expenses, that correspond to two times the inverse (–2x) of the daily performance of the NASDAQ Biotechnology® Index (the "Index"). The Fund does not seek to achieve its stated investment objective over a period of time greater than a single day. The Fund seeks investment results for a single day only, as measured from one net asset value ("NAV") calculation to the next, not for any other period. The return of the Fund for longer periods will be the result of its return for each day compounded over the period. The Fund's returns for periods longer than a single day will very likely differ in amount, and possibly even direction, from the Fund's stated multiple times the return of the Fund's Index for the same period. For the year ended May 31, 2023, the Fund had a total return of –26.82%1. For the same period, the Index had a total return of 10.65%2 and a volatility of 23.97%. For the period, the Fund had an average daily volume of 20,055 shares and an average daily statistical correlation of over 0.99 to two times the inverse of the return of the Index.3

The Fund invests in financial instruments that the Advisor believes, in combination, should produce daily returns consistent with the Fund's investment objective. The Index is constructed and maintained by Nasdaq Inc. (the "Index Provider"). The Index is a modified capitalization-weighted index that includes securities of Nasdaq listed companies that are classified as either biotechnology or pharmaceutical. The securities also meet other eligibility criteria determined by the Index Provider, including minimum market capitalization and liquidity requirements.

During the year ended May 31, 2023, the Fund invested in swap agreements in order to gain inverse leveraged exposure to the Index. These derivatives generally tracked the performance of their underlying index and the Fund was generally positively impacted by financing rates associated with their use. The Fund entered into swap agreements with counterparties that the Fund's advisor determined to be major, global financial institutions. If a counterparty becomes insolvent or otherwise fails to perform on its obligations, the value of investments in the Fund may decline. The Fund has sought to mitigate this risk by generally requiring counterparties for the Fund to post collateral for the benefit of the Fund, marked to market daily, in an amount approximately equal to the amount the counterparty owed the Fund, subject to certain minimum thresholds.

Value of a $10,000 Investment at Net Asset Value*

*The line graph represents historical performance of a hypothetical investment of $10,000 in the ProShares UltraShort Nasdaq Biotechnology from May 31, 2013 to May 31, 2023, assuming the reinvestment of distributions.

Average Annual Total Return as of 5/31/23

	One Year	Five Years	Ten Years
ProShares UltraShort Nasdaq Biotechnology	-26.82%	-23.35%	-29.80%
NASDAQ Biotechnology Index	10.65%	4.33%	8.63%

Expense Ratios**

Fund	Gross	Net
ProShares UltraShort Nasdaq Biotechnology	1.83%	0.95%

**Reflects the expense ratio as reported in the Prospectus dated October 1, 2022. Contractual fee waivers are in effect through September 30, 2023. See Financial Highlights for effective expense ratios.

Allocation of Portfolio Holdings & Index Composition as of 5/31/23

Market Exposure

Investment Type	% of Net Assets
Swap Agreements	(200%)
Total Exposure	(200%)

"Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents.

NASDAQ Biotechnology Index – Composition

% of Index
Biotechnology	80.9%
Pharmaceuticals	13.1%
Life Sciences Tools & Services	4.8%
Health Care Equipment & Supplies	0.7%
Health Care Providers & Services	0.5%

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and NAV will fluctuate so that an investor's shares, when redeemed, may be more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. To obtain performance current to the most recent month please visit www.ProShares.com.

1  Fund returns are based on the NAV of the Fund. This calculation reflects the theoretical reinvestment of distributions, if any, in the Fund as of the ex-date. The impact of transaction costs and the inability to reinvest fractional shares are not reflected in the calculations.

2  The Index is a price return index. The total return and any graph or table reflect the theoretical reinvestment of dividends on securities in the Index. The impact of transaction costs and the deduction of expenses associated with an exchange traded fund such as investment management and accounting fees are not reflected in the Index calculation. It is not possible to invest directly in an Index.

3  1.00 equals perfect correlation. This calculation is based on the daily total return of the Index and the performance of the daily total return of the NAV per share of the Fund.

The above information is not covered by the Report of the Independent Registered Public Accounting Firm.

LXXVIII :: BIS ULTRASHORT NASDAQ BIOTECHNOLOGY :: MANAGEMENT DISCUSSION OF FUND PERFORMANCE PROSHARES TRUST

ProShares UltraShort QQQ (the "Fund") seeks daily investment results, before fees and expenses, that correspond to two times the inverse (–2x) of the daily performance of the NASDAQ-100® Index (the "Index"). The Fund does not seek to achieve its stated investment objective over a period of time greater than a single day. The Fund seeks investment results for a single day only, as measured from one net asset value ("NAV") calculation to the next, not for any other period. The return of the Fund for longer periods will be the result of its return for each day compounded over the period. The Fund's returns for periods longer than a single day will very likely differ in amount, and possibly even direction, from the Fund's stated multiple times the return of the Fund's Index for the same period. For the year ended May 31, 2023, the Fund had a total return of –32.42%1. For the same period, the Index had a total return of 13.77%2 and a volatility of 27.34%. For the period, the Fund had an average daily volume of 11,050,937 shares and an average daily statistical correlation of over 0.99 to two times the inverse of the return of the Index.3

The Fund invests in financial instruments that the Advisor believes, in combination, should produce daily returns consistent with the Fund's investment objective. The Index is constructed and maintained by Nasdaq Inc. The Index includes 100 of the largest domestic and international non-financial companies listed on The Nasdaq Stock Market based on market capitalization. The Index reflects companies across major industry groups including computer hardware and software, telecommunications, retail/wholesale trade and biotechnology.

During the year ended May 31, 2023, the Fund invested in swap agreements and futures contracts in order to gain inverse leveraged exposure to the Index. These derivatives generally tracked the performance of their underlying index and the Fund was generally positively affected by financing rates associated with swap agreements. The Fund entered into swap agreements with counterparties that the Fund's advisor determined to be major, global financial institutions. If counterparty becomes insolvent or otherwise fails to perform on its obligations, the value of investments in the Fund may decline. The Fund has sought to mitigate this risk by generally requiring counterparties for the Fund to post collateral for the benefit of the Fund, marked to market daily, in an amount approximately equal to the amount the counterparty owed the Fund, subject to certain minimum thresholds.

Value of a $10,000 Investment at Net Asset Value*

*The line graph represents historical performance of a hypothetical investment of $10,000 in the ProShares UltraShort QQQ from May 31, 2013 to May 31, 2023, assuming the reinvestment of distributions.

Average Annual Total Return as of 5/31/23

	One Year	Five Years	Ten Years
ProShares UltraShort QQQ	-32.42%	-38.01%	-36.41%
NASDAQ-100 Index	13.77%	16.42%	18.18%

Expense Ratios**

Fund	Gross	Net
ProShares UltraShort QQQ	1.02%	0.95%

**Reflects the expense ratio as reported in the Prospectus dated October 1, 2022. Contractual fee waivers are in effect through September 30, 2023. See Financial Highlights for effective expense ratios.

Allocation of Portfolio Holdings & Index Composition as of 5/31/23

Market Exposure

Investment Type	% of Net Assets
Swap Agreements	(195%)
Futures Contracts	(5%)
Total Exposure	(200%)

"Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents.

NASDAQ-100 Index – Composition

% of Index
Information Technology	50.8%
Communication Services	17.1%
Consumer Discretionary	14.5%
Health Care	5.6%
Consumer Staples	5.6%
Industrials	4.0%
Utilities	1.0%
Financials	1.0%
Energy	0.4%

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and NAV will fluctuate so that an investor's shares, when redeemed, may be more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. To obtain performance current to the most recent month please visit www.ProShares.com.

1  Fund returns are based on the NAV of the Fund. This calculation reflects the theoretical reinvestment of distributions, if any, in the Fund as of the ex-date. The impact of transaction costs and the inability to reinvest fractional shares are not reflected in the calculations.

2  The Index is a price return index. The total return and any graph or table reflect the theoretical reinvestment of dividends on securities in the Index. The impact of transaction costs and the deduction of expenses associated with an exchange traded fund such as investment management and accounting fees are not reflected in the Index calculation. It is not possible to invest directly in an Index.

3  1.00 equals perfect correlation. This calculation is based on the daily total return of the Index and the performance of the daily total return of the NAV per share of the Fund.

The above information is not covered by the Report of the Independent Registered Public Accounting Firm.

PROSHARES TRUST MANAGEMENT DISCUSSION OF FUND PERFORMANCE :: ULTRASHORT QQQ QID :: LXXIX

ProShares UltraShort Real Estate (the "Fund") seeks daily investment results, before fees and expenses, that correspond to two times the inverse (–2x) of the daily performance of the S&P Real Estate Select Sector Index (the "Index"). The Fund does not seek to achieve its stated investment objective over a period of time greater than a single day. The Fund seeks investment results for a single day only, as measured from one net asset value ("NAV") calculation to the next, not for any other period. The return of the Fund for longer periods will be the result of its return for each day compounded over the period. The Fund's returns for periods longer than a single day will very likely differ in amount, and possibly even direction, from the Fund's stated multiple times the return of the Fund's Index for the same period. For the year ended May 31, 2023, the Fund had a total return of 26.06%1. For the same period, the Index had a total return of –15.47%2 and a volatility of 24.77%. For the period, the Fund had an average daily volume of 178,488 shares and an average daily statistical correlation of over 0.99 to two times the inverse of the return of the Index.3

The Fund invests in financial instruments that the Advisor believes, in combination, should produce daily returns consistent with the Fund's investment objective. The Index is constructed and maintained by S&P Dow Jones Indices LLC. The Index is designed to track the performance of real estate investment trusts ("REITs") and other companies that invest directly or indirectly in real estate through development, management or ownership, including property agencies. Component companies include, among others, real estate holding and development and real estate services companies and REITs. REITs are passive investment vehicles that invest primarily in income producing real estate or real estate related loans or interests. The Index is a market cap weighted index that is updated in March, June, September and December.

During the year ended May 31, 2023, the Fund invested in swap agreements in order to gain inverse leveraged exposure to the Index. These derivatives generally tracked the performance of their underlying index and the Fund was generally positively impacted by financing rates associated with their use. The Fund entered into swap agreements with counterparties that the Fund's advisor determined to be major, global financial institutions. If a counterparty becomes insolvent or otherwise fails to perform on its obligations, the value of investments in the Fund may decline. The Fund has sought to mitigate this risk by generally requiring counterparties for the Fund to post collateral for the benefit of the Fund, marked to market daily, in an amount approximately equal to the amount the counterparty owed the Fund, subject to certain minimum thresholds.

Value of a $10,000 Investment at Net Asset Value*

*The line graph represents historical performance of a hypothetical investment of $10,000 in the ProShares UltraShort Real Estate from May 31, 2013 to May 31, 2023, assuming the reinvestment of distributions.

Average Annual Total Return as of 5/31/23

	One Year	Five Years	Ten Years
ProShares UltraShort Real Estate	26.06%	-20.37%	-19.24%
Dow Jones U.S. Real Estate Index	-14.28%	4.23%	5.73%
S&P Real Estate Select Sector index**	-15.47%	6.31%	6.94%

Expense Ratios***

Fund	Gross	Net
ProShares UltraShort Real Estate	1.41%	0.95%

**On March 17, 2023, the Fund's underlying Index changed from the Dow Jones U.S. Real EstateSM Index to the S&P Real Estate Select Sector Index in order to match the Fund's underlying Index to its investment objective.

***Reflects the expense ratio as reported in the Prospectus dated October 1, 2022. Contractual fee waivers are in effect through September 30, 2023. See Financial Highlights for effective expense ratios.

Allocation of Portfolio Holdings & Index Composition as of 5/31/23

Market Exposure

Investment Type	% of Net Assets
Swap Agreements	(200%)
Total Exposure	(200%)

"Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents.

S&P Real Estate Select Sector index – Composition

% of Index
Specialized REITs	46.0%
Residential REITs	14.1%
Industrial REITs	13.6%
Retail REITs	11.6%
Health Care REITs	7.5%
Office REITs	3.0%
Real Estate Management & Development	2.8%
Hotel & Resort REITs	1.4%

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and NAV will fluctuate so that an investor's shares, when redeemed, may be more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. To obtain performance current to the most recent month please visit www.ProShares.com.

1  Fund returns are based on the NAV of the Fund. This calculation reflects the theoretical reinvestment of distributions, if any, in the Fund as of the ex-date. The impact of transaction costs and the inability to reinvest fractional shares are not reflected in the calculations.

2  The Index is a price return index. The total return and any graph or table reflect the theoretical reinvestment of dividends on securities in the Index. The impact of transaction costs and the deduction of expenses associated with an exchange traded fund such as investment management and accounting fees are not reflected in the Index calculation. It is not possible to invest directly in an Index.

3  1.00 equals perfect correlation. This calculation is based on the daily total return of the Index and the performance of the daily total return of the NAV per share of the Fund.

The above information is not covered by the Report of the Independent Registered Public Accounting Firm.

LXXX :: SRS ULTRASHORT REAL ESTATE :: MANAGEMENT DISCUSSION OF FUND PERFORMANCE PROSHARES TRUST

ProShares UltraShort Russell2000 (the "Fund") seeks daily investment results, before fees and expenses, that correspond to two times the inverse (–2x) of the daily performance of the Russell 2000® Index (the "Index"). The Fund does not seek to achieve its stated investment objective over a period of time greater than a single day. The Fund seeks investment results for a single day only, as measured from one net asset value ("NAV") calculation to the next, not for any other period. The return of the Fund for longer periods will be the result of its return for each day compounded over the period. The Fund's returns for periods longer than a single day will very likely differ in amount, and possibly even direction, from the Fund's stated multiple times the return of the Fund's Index for the same period. For the year ended May 31, 2023, the Fund had a total return of –1.16%1. For the same period, the Index had a total return of –4.68%2 and a volatility of 24.87%. For the period, the Fund had an average daily volume of 2,242,428 shares and an average daily statistical correlation of over 0.99 to two times the inverse of the return of the Index.3

The Fund invests in financial instruments that the Advisor believes, in combination, should produce daily returns consistent with the Fund's investment objective. The Index is constructed and maintained by FTSE Russell. The Index is a measure of small-cap U.S. stock market performance. It is a float- adjusted, market capitalization-weighted index containing approximately 2,000 of the smallest companies in the Russell 3000® Index or approximately 10% of the total market capitalization of the Russell 3000® Index, which in turn represents approximately 97% of the U.S. equity market and includes approximately 3,000 of the largest companies in the U.S. The Russell 3000® Index includes large-, mid-, and small-capitalization companies.

During the year ended May 31, 2023, the Fund invested in swap agreements and futures contracts in order to gain inverse leveraged exposure to the Index. These derivatives generally tracked the performance of their underlying index and the Fund was generally positively affected by financing rates associated with swap agreements. The Fund entered into swap agreements with counterparties that the Fund's advisor determined to be major, global financial institutions. If a counterparty becomes insolvent or otherwise fails to perform on its obligations, the value of investments in the Fund may decline. The Fund has sought to mitigate this risk by generally requiring counterparties for the Fund to post collateral for the benefit of the Fund, marked to market daily, in an amount approximately equal to the amount the counterparty owed the Fund, subject to certain minimum thresholds.

Value of a $10,000 Investment at Net Asset Value*

*The line graph represents historical performance of a hypothetical investment of $10,000 in the ProShares UltraShort Russell2000 from May 31, 2013 to May 31, 2023, assuming the reinvestment of distributions.

Average Annual Total Return as of 5/31/23

	One Year	Five Years	Ten Years
ProShares UltraShort Russell2000	-1.16%	-22.31%	-24.65%
Russell 2000 Index	-4.68%	2.74%	7.35%

Expense Ratios**

Fund	Gross	Net
ProShares UltraShort Russell2000	1.07%	0.95%

**Reflects the expense ratio as reported in the Prospectus dated October 1, 2022. Contractual fee waivers are in effect through September 30, 2023. See Financial Highlights for effective expense ratios.

Allocation of Portfolio Holdings & Index Composition as of 5/31/23

Market Exposure

Investment Type	% of Net Assets
Swap Agreements	(193%)
Futures Contracts	(7%)
Total Exposure	(200%)

"Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents.

Russell 2000 Index – Composition

% of Index
Health Care	17.8%
Industrials	16.6%
Financials	15.2%
Information Technology	13.0%
Consumer Discretionary	10.9%
Real Estate	6.3%
Energy	6.1%
Materials	4.3%
Consumer Staples	3.8%
Utilities	3.4%
Communication Services	2.6%

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and NAV will fluctuate so that an investor's shares, when redeemed, may be more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. To obtain performance current to the most recent month please visit www.ProShares.com.

1  Fund returns are based on the NAV of the Fund. This calculation reflects the theoretical reinvestment of distributions, if any, in the Fund as of the ex-date. The impact of transaction costs and the inability to reinvest fractional shares are not reflected in the calculations.

2  The Index is a price return index. The total return and any graph or table reflect the theoretical reinvestment of dividends on securities in the Index. The impact of transaction costs and the deduction of expenses associated with an exchange traded fund such as investment management and accounting fees are not reflected in the Index calculation. It is not possible to invest directly in an Index.

3  1.00 equals perfect correlation. This calculation is based on the daily total return of the Index and the performance of the daily total return of the NAV per share of the Fund.

The above information is not covered by the Report of the Independent Registered Public Accounting Firm.

PROSHARES TRUST MANAGEMENT DISCUSSION OF FUND PERFORMANCE :: ULTRASHORT RUSSELL2000 TWM :: LXXXI

ProShares UltraShort S&P500® (the "Fund") seeks daily investment results, before fees and expenses, that correspond to two times the inverse (–2x) of the daily performance of the S&P 500® (the "Index"). The Fund does not seek to achieve its stated investment objective over a period of time greater than a single day. The Fund seeks investment results for a single day only, as measured from one net asset value ("NAV") calculation to the next, not for any other period. The return of the Fund for longer periods will be the result of its return for each day compounded over the period. The Fund's returns for periods longer than a single day will very likely differ in amount, and possibly even direction, from the Fund's stated multiple times the return of the Fund's Index for the same period. For the year ended May 31, 2023, the Fund had a total return of –9.07%1. For the same period, the Index had a total return of 2.92%2 and a volatility of 20.93%. For the period, the Fund had an average daily volume of 8,124,282 shares and an average daily statistical correlation of over 0.99 to two times the inverse of the return of the Index.3

The Fund invests in financial instruments that the Advisor believes, in combination, should produce daily returns consistent with the Fund's investment objective. The Index is constructed and maintained by S&P Dow Jones Indices LLC. The Index is a measure of large-cap U.S. stock market performance. It is a float-adjusted, market capitalization-weighted index of 500 U.S. operating companies and real estate investment trusts selected through a process that factors in criteria such as liquidity, price, market capitalization, financial viability and public float.

During the year ended May 31, 2023, the Fund invested in swap agreements and futures contracts in order to gain inverse leveraged exposure to the Index. These derivatives generally tracked the performance of their underlying index and the Fund was generally positively affected by financing rates associated with swap agreements. The Fund entered into swap agreements with counterparties that the Fund's advisor determined to be major, global financial institutions. If a counterparty becomes insolvent or otherwise fails to perform on its obligations, the value of investments in the Fund may decline. The Fund has sought to mitigate this risk by generally requiring counterparties for the Fund to post collateral for the benefit of the Fund, marked to market daily, in an amount approximately equal to the amount the counterparty owed the Fund, subject to certain minimum thresholds.

Value of a $10,000 Investment at Net Asset Value*

*The line graph represents historical performance of a hypothetical investment of $10,000 in the ProShares UltraShort S&P500® from May 31, 2013 to May 31, 2023, assuming the reinvestment of distributions.

Average Annual Total Return as of 5/31/23

	One Year	Five Years	Ten Years
ProShares UltraShort S&P500®	-9.07%	-26.87%	-25.79%
S&P 500 Index	2.92%	11.01%	11.98%

Expense Ratios**

Fund	Gross	Net
ProShares UltraShort S&P500®	0.90%	0.90%

**Reflects the expense ratio as reported in the Prospectus dated October 1, 2022. Contractual fee waivers are in effect through September 30, 2023. See Financial Highlights for effective expense ratios.

Allocation of Portfolio Holdings & Index Composition as of 5/31/23

Market Exposure

Investment Type	% of Net Assets
Swap Agreements	(195%)
Futures Contracts	(5%)
Total Exposure	(200%)

"Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents.

S&P 500 – Composition

% of Index
Information Technology	28.0%
Health Care	13.7%
Financials	12.5%
Consumer Discretionary	10.2%
Communication Services	8.8%
Industrials	8.2%
Consumer Staples	6.9%
Energy	4.2%
Utilities	2.7%
Real Estate	2.4%
Materials	2.4%

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and NAV will fluctuate so that an investor's shares, when redeemed, may be more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. To obtain performance current to the most recent month please visit www.ProShares.com.

1  Fund returns are based on the NAV of the Fund. This calculation reflects the theoretical reinvestment of distributions, if any, in the Fund as of the ex-date. The impact of transaction costs and the inability to reinvest fractional shares are not reflected in the calculations.

2  The Index is a price return index. The total return and any graph or table reflect the theoretical reinvestment of dividends on securities in the Index. The impact of transaction costs and the deduction of expenses associated with an exchange traded fund such as investment management and accounting fees are not reflected in the Index calculation. It is not possible to invest directly in an Index.

3  1.00 equals perfect correlation. This calculation is based on the daily total return of the Index and the performance of the daily total return of the NAV per share of the Fund.

The above information is not covered by the Report of the Independent Registered Public Accounting Firm.

LXXXII :: SDS ULTRASHORT S&P500® :: MANAGEMENT DISCUSSION OF FUND PERFORMANCE PROSHARES TRUST

ProShares UltraShort Semiconductors (the "Fund") seeks daily investment results, before fees and expenses, that correspond to two times the inverse (–2x) of the daily performance of the Dow Jones U.S. SemiconductorsSM Index (the "Index"). The Fund does not seek to achieve its stated investment objective over a period of time greater than a single day. The Fund seeks investment results for a single day only, as measured from one net asset value ("NAV") calculation to the next, not for any other period. The return of the Fund for longer periods will be the result of its return for each day compounded over the period. The Fund's returns for periods longer than a single day will very likely differ in amount, and possibly even direction, from the Fund's stated multiple times the return of the Fund's Index for the same period. For the year ended May 31, 2023, the Fund had a total return of –59.46%1. For the same period, the Index had a total return of 27.78%2 and a volatility of 39.87%. For the period, the Fund had an average daily volume of 57,129 shares and an average daily statistical correlation of over 0.99 to two times the inverse of the return of the Index.3

The Fund invests in financial instruments that the Advisor believes, in combination, should produce daily returns consistent with the Fund's investment objective. The Index is constructed and maintained by S&P Dow Jones Indices LLC. The Index is designed to measure the stock performance of U.S. companies in the semiconductors subsector. Component companies include, among others, those engaged in the production and distribution of semiconductors and other integrated chips, as well as other related products such as semiconductor capital equipment and motherboards. The Index is a market cap weighted index that is updated in March, June, September and December.

During the year ended May 31, 2023, the Fund invested in swap agreements in order to gain inverse leveraged exposure to the Index. These derivatives generally tracked the performance of their underlying index and the Fund was generally positively affected by financing rates associated with their use. The Fund entered into swap agreements with counterparties that the Fund's advisor determined to be major, global financial institutions. If a counterparty becomes insolvent or otherwise fails to perform on its obligations, the value of investments in the Fund may decline. The Fund has sought to mitigate this risk by generally requiring counterparties for the Fund to post collateral for the benefit of the Fund, marked to market daily, in an amount approximately equal to the amount the counterparty owed the Fund, subject to certain minimum thresholds.

Value of a $10,000 Investment at Net Asset Value*

*The line graph represents historical performance of a hypothetical investment of $10,000 in the ProShares UltraShort Semiconductors from May 31, 2013 to May 31, 2023, assuming the reinvestment of distributions.

Average Annual Total Return as of 5/31/23

	One Year	Five Years	Ten Years
ProShares UltraShort Semiconductors	-59.46%	-54.52%	-49.66%
Dow Jones U.S. Semiconductors Index	27.78%	22.03%	23.83%

Expense Ratios**

Fund	Gross	Net
ProShares UltraShort Semiconductors	2.95%	0.95%

**Reflects the expense ratio as reported in the Prospectus dated October 1, 2022. Contractual fee waivers are in effect through September 30, 2023. See Financial Highlights for effective expense ratios.

Allocation of Portfolio Holdings & Index Composition as of 5/31/23

Market Exposure

Investment Type	% of Net Assets
Swap Agreements	(200%)
Total Exposure	(200%)

"Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents.

Dow Jones U.S. Semiconductors Index – Composition

% of Index
Semiconductors & Semiconductor Equipment	100%

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and NAV will fluctuate so that an investor's shares, when redeemed, may be more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. To obtain performance current to the most recent month please visit www.ProShares.com.

1  Fund returns are based on the NAV of the Fund. This calculation reflects the theoretical reinvestment of distributions, if any, in the Fund as of the ex-date. The impact of transaction costs and the inability to reinvest fractional shares are not reflected in the calculations.

2  The Index is a price return index. The total return and any graph or table reflect the theoretical reinvestment of dividends on securities in the Index. The impact of transaction costs and the deduction of expenses associated with an exchange traded fund such as investment management and accounting fees are not reflected in the Index calculation. It is not possible to invest directly in an Index.

3  1.00 equals perfect correlation. This calculation is based on the daily total return of the Index and the performance of the daily total return of the NAV per share of the Fund.

The above information is not covered by the Report of the Independent Registered Public Accounting Firm.

PROSHARES TRUST MANAGEMENT DISCUSSION OF FUND PERFORMANCE :: ULTRASHORT SEMICONDUCTORS SSG :: LXXXIII

ProShares UltraShort SmallCap600 (the "Fund") seeks daily investment results, before fees and expenses, that correspond to two times the inverse (–2x) of the daily performance of the S&P SmallCap 600® (the "Index"). The Fund does not seek to achieve its stated investment objective over a period of time greater than a single day. The Fund seeks investment results for a single day only, as measured from one net asset value ("NAV") calculation to the next, not for any other period. The return of the Fund for longer periods will be the result of its return for each day compounded over the period. The Fund's returns for periods longer than a single day will very likely differ in amount, and possibly even direction, from the Fund's stated multiple times the return of the Fund's Index for the same period. For the year ended May 31, 2023, the Fund had a total return of 6.40%1. For the same period, the Index had a total return of –7.26%2 and a volatility of 23.71%. For the period, the Fund had an average daily volume of 7,937 shares and an average daily statistical correlation of over 0.99 to two times the inverse of the return of the Index.3

The Fund invests in financial instruments that the Advisor believes, in combination, should produce daily returns consistent with the Fund's investment objective. The Index is constructed and maintained by S&P Dow Jones Indices LLC. The Index is a measure of small-cap company U.S. stock market performance. It is a float-adjusted, market capitalization-weighted index of 600 U.S. operating companies selected through a process that factors in criteria such as liquidity, price, market capitalization, financial viability and public float.

During the year ended May 31, 2023, the Fund invested in swap agreements in order to gain inverse leveraged exposure to the Index. These derivatives generally tracked the performance of their underlying index and the Fund was generally positively affected by financing rates associated with their use. The Fund entered into swap agreements with counterparties that the Fund's advisor determined to be major, global financial institutions. If a counter party becomes insolvent or otherwise fails to perform on its obligations, the value of investments in the Fund may decline. The Fund has sought to mitigate this risk by generally requiring counterparties for the Fund to post collateral for the benefit of the Fund, marked to market daily, in an amount approximately equal to the amount the counterparty owed the Fund, subject to certain minimum thresholds.

Value of a $10,000 Investment at Net Asset Value*

*The line graph represents historical performance of a hypothetical investment of $10,000 in the ProShares UltraShort SmallCap600 from May 31, 2013 to May 31, 2023, assuming the reinvestment of distributions.

Average Annual Total Return as of 5/31/23

	One Year	Five Years	Ten Years
ProShares UltraShort SmallCap600	6.40%	-23.66%	-26.47%
S&P SmallCap 600 Index	-7.26%	3.80%	8.92%

Expense Ratios**

Fund	Gross	Net
ProShares UltraShort SmallCap600	3.20%	0.95%

**Reflects the expense ratio as reported in the Prospectus dated October 1, 2022. Contractual fee waivers are in effect through September 30, 2023. See Financial Highlights for effective expense ratios.

Allocation of Portfolio Holdings & Index Composition as of 5/31/23

Market Exposure

Investment Type	% of Net Assets
Swap Agreements	(200%)
Total Exposure	(200%)

"Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents.

S&P SmallCap 600 – Composition

% of Index
Industrials	17.8%
Financials	15.7%
Information Technology	14.6%
Consumer Discretionary	13.6%
Health Care	11.3%
Real Estate	7.1%
Materials	5.6%
Consumer Staples	5.4%
Energy	4.3%
Utilities	2.4%
Communication Services	2.2%

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and NAV will fluctuate so that an investor's shares, when redeemed, may be more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. To obtain performance current to the most recent month please visit www.ProShares.com.

1  Fund returns are based on the NAV of the Fund. This calculation reflects the theoretical reinvestment of distributions, if any, in the Fund as of the ex-date. The impact of transaction costs and the inability to reinvest fractional shares are not reflected in the calculations.

2  The Index is a price return index. The total return and any graph or table reflect the theoretical reinvestment of dividends on securities in the Index. The impact of transaction costs and the deduction of expenses associated with an exchange traded fund such as investment management and accounting fees are not reflected in the Index calculation. It is not possible to invest directly in an Index.

3  1.00 equals perfect correlation. This calculation is based on the daily total return of the Index and the performance of the daily total return of the NAV per share of the Fund.

The above information is not covered by the Report of the Independent Registered Public Accounting Firm.

LXXXIV :: SDD ULTRASHORT SMALLCAP600 :: MANAGEMENT DISCUSSION OF FUND PERFORMANCE PROSHARES TRUST

ProShares UltraShort Technology (the "Fund") seeks daily investment results, before fees and expenses, that correspond to two times the inverse (–2x) of the daily performance of the S&P Technology Select Sector Index (the "Index"). The Fund does not seek to achieve its stated investment objective over a period of time greater than a single day. The Fund seeks investment results for a single day only, as measured from one net asset value ("NAV") calculation to the next, not for any other period. The return of the Fund for longer periods will be the result of its return for each day compounded over the period. The Fund's returns for periods longer than a single day will very likely differ in amount, and possibly even direction, from the Fund's stated multiple times the return of the Fund's Index for the same period. For the year ended May 31, 2023, the Fund had a total return of –39.35%1. For the same period, the Index had a total return of 18.16%2 and a volatility of 28.32%. For the period, the Fund had an average daily volume of 50,493 shares and an average daily statistical correlation of over 0.99 to two times the inverse of the return of the Index.3

The Fund invests in financial instruments that the Advisor believes, in combination, should produce daily returns consistent with the Fund's investment objective. The Index is constructed and maintained by S&P Dow Jones Indices LLC. The Index is designed to measure the stock performance of U.S. companies in the technology industry. Component companies include, among others, those involved in computers and office equipment, software, communications technology, semiconductors, diversified technology services and Internet services. The Index is a market cap weighted index that is updated in March, June, September and December.

During the year ended May 31, 2023, the Fund invested in swap agreements in order to gain inverse leveraged exposure to the Index. These derivatives generally tracked the performance of their underlying index and the Fund was generally positively affected by financing rates associated with their use. The Fund entered into swap agreements with counterparties that the Fund's advisor determined to be major, global financial institutions. If a counterparty becomes insolvent or otherwise fails to perform on its obligations, the value of investments in the Fund may decline. The Fund has sought to mitigate this risk by generally requiring counterparties for the Fund to post collateral for the benefit of the Fund, marked to market daily, in an amount approximately equal to the amount the counterparty owed the Fund, subject to certain minimum thresholds.

Value of a $10,000 Investment at Net Asset Value*

*The line graph represents historical performance of a hypothetical investment of $10,000 in the ProShares UltraShort Technology from May 31, 2013 to May 31, 2023, assuming the reinvestment of distributions.

Average Annual Total Return as of 5/31/23

	One Year	Five Years	Ten Years
ProShares UltraShort Technology	-39.35%	-43.37%	-39.93%
Dow Jones U.S. Technology Index	18.92%	19.35%	19.93%
S&P Technology Select Sector Index**	18.16%	20.15%	19.80%

Expense Ratios***

Fund	Gross	Net
ProShares UltraShort Technology	2.26%	0.95%

**  On March 17, 2023, the Fund's underlying Index changed from the Dow Jones U.S. TechnologySM Index to the S&P Technology Select Sector Index in order to match the Fund's underlying Index to its investment objective.

***Reflects the expense ratio as reported in the Prospectus dated October 1, 2022. Contractual fee waivers are in effect through September 30, 2023. See Financial Highlights for effective expense ratios.

Allocation of Portfolio Holdings & Index Composition as of 5/31/23

Market Exposure

Investment Type	% of Net Assets
Swap Agreements	(200%)
Total Exposure	(200%)

"Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents.

S&P Technology Select Sector Index – Composition

% of Index
Software & Services	44.0%
Technology Hardware & Equipment	30.3%
Semiconductors & Semiconductor Equipment	25.7%

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and NAV will fluctuate so that an investor's shares, when redeemed, may be more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. To obtain performance current to the most recent month please visit www.ProShares.com.

1  Fund returns are based on the NAV of the Fund. This calculation reflects the theoretical reinvestment of distributions, if any, in the Fund as of the ex-date. The impact of transaction costs and the inability to reinvest fractional shares are not reflected in the calculations.

2  The Index is a price return index. The total return and any graph or table reflect the theoretical reinvestment of dividends on securities in the Index. The impact of transaction costs and the deduction of expenses associated with an exchange traded fund such as investment management and accounting fees are not reflected in the Index calculation. It is not possible to invest directly in an Index.

3  1.00 equals perfect correlation. This calculation is based on the daily total return of the Index and the performance of the daily total return of the NAV per share of the Fund.

The above information is not covered by the Report of the Independent Registered Public Accounting Firm.

PROSHARES TRUST MANAGEMENT DISCUSSION OF FUND PERFORMANCE :: ULTRASHORT TECHNOLOGY REW :: LXXXV

ProShares UltraShort Utilities (the "Fund") seeks daily investment results, before fees and expenses, that correspond to two times the inverse (–2x) of the daily performance of the S&P Utilities Select Sector Index (the "Index"). The Fund does not seek to achieve its stated investment objective over a period of time greater than a single day. The Fund seeks investment results for a single day only, as measured from one net asset value ("NAV") calculation to the next, not for any other period. The return of the Fund for longer periods will be the result of its return for each day compounded over the period. The Fund's returns for periods longer than a single day will very likely differ in amount, and possibly even direction, from the Fund's stated multiple times the return of the Fund's Index for the same period. For the year ended May 31, 2023, the Fund had a total return of 15.73%1. For the same period, the Index had a total return of –9.96%2 and a volatility of 21.66%. For the period, the Fund had an average daily volume of 21,922 shares and an average daily statistical correlation of over 0.99 to two times the inverse of the return of the Index.3

The Fund invests in financial instruments that the Advisor believes, in combination, should produce daily returns consistent with the Fund's investment objective. The Index is constructed and maintained by S&P Dow Jones Indices LLC. The Index is designed to measure the stock performance of U.S. companies in the utilities industry. Component companies include, among others, electric utilities, gas utilities, multi-utilities and water utilities. The Index is a market cap weighted index that is updated in March, June, September and December.

During the year ended May 31, 2023, the Fund invested in swap agreements in order to gain inverse leveraged exposure to the Index. These derivatives generally tracked the performance of their underlying index and the Fund was generally positively affected by financing rates associated with their use. The Fund entered into swap agreements with counterparties that the Fund's advisor determined to be major, global financial institutions. If a counterparty becomes insolvent or otherwise fails to perform on its obligations, the value of investments in the Fund may decline. The Fund has sought to mitigate this risk by generally requiring counterparties for the Fund to post collateral for the benefit of the Fund, marked to market daily, in an amount approximately equal to the amount the counterparty owed the Fund, subject to certain minimum thresholds.

Value of a $10,000 Investment at Net Asset Value*

*The line graph represents historical performance of a hypothetical investment of $10,000 in the ProShares UltraShort Utilities from May 31, 2013 to May 31, 2023, assuming the reinvestment of distributions.

Average Annual Total Return as of 5/31/23

	One Year	Five Years	Ten Years
ProShares UltraShort Utilities	15.73%	-24.32%	-23.61%
Dow Jones U.S. Utilities Index	-9.91%	7.76%	9.19%
S&P Utilities Select Sector Index**	-9.96%	8.47%	9.33%

Expense Ratios***

Fund	Gross	Net
ProShares UltraShort Utilities	4.68%	0.95%

**  On March 17, 2023, the Fund's underlying Index changed from the Dow Jones U.S. UtilitiesSM Index to the S&P Utilities Select Sector Index in order to match the Fund's underlying Index to its investment objective.

***Reflects the expense ratio as reported in the Prospectus dated October 1, 2022. Contractual fee waivers are in effect through September 30, 2023. See Financial Highlights for effective expense ratios.

Allocation of Portfolio Holdings & Index Composition as of 5/31/23

Market Exposure

Investment Type	% of Net Assets
Swap Agreements	(200%)
Total Exposure	(200%)

"Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents.

S&P Utilities Select Sector Index – Composition

% of Index
Electric Utilities	65.6%
Multi-Utilities	28.2%
Water Utilities	3.0%
Gas Utilities	1.8%
Independent Power and Renewable Electricity Producers	1.4%

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and NAV will fluctuate so that an investor's shares, when redeemed, may be more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. To obtain performance current to the most recent month please visit www.ProShares.com.

1  Fund returns are based on the NAV of the Fund. This calculation reflects the theoretical reinvestment of distributions, if any, in the Fund as of the ex-date. The impact of transaction costs and the inability to reinvest fractional shares are not reflected in the calculations.

2  The Index is a price return index. The total return and any graph or table reflect the theoretical reinvestment of dividends on securities in the Index. The impact of transaction costs and the deduction of expenses associated with an exchange traded fund such as investment management and accounting fees are not reflected in the Index calculation. It is not possible to invest directly in an Index.

3  1.00 equals perfect correlation. This calculation is based on the daily total return of the Index and the performance of the daily total return of the NAV per share of the Fund.

The above information is not covered by the Report of the Independent Registered Public Accounting Firm.

LXXXVI :: SDP ULTRASHORT UTILITIES :: MANAGEMENT DISCUSSION OF FUND PERFORMANCE PROSHARES TRUST

EXPENSE EXAMPLES

PROSHARES TRUST EXPENSE EXAMPLES (UNAUDITED) :: LXXXVII

As a shareholder, you incur two types of costs: (1) transaction costs for purchasing and selling shares and (2) ongoing costs, including advisory fees and other Fund expenses. The expense examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other funds.

Actual Expenses

The actual expense examples are based on an investment of $1,000 invested at the beginning of a six-month period and held through the period ended, May 31, 2023.

The first line in the following tables provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 =8.6), then multiply the result by the number in the first line under the heading "Expenses Paid During the Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The hypothetical expense examples are based on an investment of $1,000 invested at the beginning of a six month period and held through the period ended, May 31, 2023.

The second line in the following tables provides information about hypothetical account values and hypothetical expenses based on the Funds' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Funds' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as brokerage charges. Therefore, the second line for each Fund in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if transaction costs were included, your costs would have been higher.

	Beginning Account Value 12/1/2022	Ending Account Value 05/31/23	Expenses Paid During the Period*	Annualized Expense Ratio During Period
Short 7-10 Year Treasury
Actual	$1,000.00	$1,012.70	$4.77	0.95%
Hypothetical	$1,000.00	$1,020.19	$4.78	0.95%
Short 20+ Year Treasury
Actual	$1,000.00	$1,001.40	$4.64	0.93%
Hypothetical	$1,000.00	$1,020.29	$4.68	0.93%
Short Dow30SM
Actual	$1,000.00	$1,072.90	$4.91	0.95%
Hypothetical	$1,000.00	$1,020.19	$4.78	0.95%
Short Financials
Actual	$1,000.00	$1,117.30	$5.01	0.95%
Hypothetical	$1,000.00	$1,020.19	$4.78	0.95%
Short FTSE China 50
Actual	$1,000.00	$1,043.40	$4.84	0.95%
Hypothetical	$1,000.00	$1,020.19	$4.78	0.95%
Short High Yield
Actual	$1,000.00	$1,010.90	$4.76	0.95%
Hypothetical	$1,000.00	$1,020.19	$4.78	0.95%
Short MidCap400
Actual	$1,000.00	$1,085.00	$4.94	0.95%
Hypothetical	$1,000.00	$1,020.19	$4.78	0.95%
Short MSCI EAFE
Actual	$1,000.00	$969.60	$4.66	0.95%
Hypothetical	$1,000.00	$1,020.19	$4.78	0.95%

LXXXVIII :: EXPENSE EXAMPLES (UNAUDITED) PROSHARES TRUST

	Beginning Account Value 12/1/2022	Ending Account Value 05/31/23	Expenses Paid During the Period*	Annualized Expense Ratio During Period
Short MSCI Emerging Markets
Actual	$1,000.00	$1,039.70	$4.83	0.95%
Hypothetical	$1,000.00	$1,020.19	$4.78	0.95%
Short QQQ
Actual	$1,000.00	$854.70	$4.39	0.95%
Hypothetical	$1,000.00	$1,020.19	$4.78	0.95%
Short Real Estate
Actual	$1,000.00	$1,092.20	$4.96	0.95%
Hypothetical	$1,000.00	$1,020.19	$4.78	0.95%
Short Russell2000
Actual	$1,000.00	$1,088.40	$4.95	0.95%
Hypothetical	$1,000.00	$1,020.19	$4.78	0.95%
Short S&P500®
Actual	$1,000.00	$995.90	$4.38	0.88%
Hypothetical	$1,000.00	$1,020.54	$4.43	0.88%
Short SmallCap600
Actual	$1,000.00	$1,113.80	$5.01	0.95%
Hypothetical	$1,000.00	$1,020.19	$4.78	0.95%
Ultra 7-10 Year Treasury
Actual	$1,000.00	$998.00	$4.73	0.95%
Hypothetical	$1,000.00	$1,020.19	$4.78	0.95%
Ultra 20+ Year Treasury
Actual	$1,000.00	$989.20	$4.71	0.95%
Hypothetical	$1,000.00	$1,020.19	$4.78	0.95%
Ultra Communication Services
Actual	$1,000.00	$1,140.50	$5.07	0.95%
Hypothetical	$1,000.00	$1,020.19	$4.78	0.95%
Ultra Consumer Discretionary
Actual	$1,000.00	$1,016.00	$4.77	0.95%
Hypothetical	$1,000.00	$1,020.19	$4.78	0.95%
Ultra Consumer Staples
Actual	$1,000.00	$892.20	$4.48	0.95%
Hypothetical	$1,000.00	$1,020.19	$4.78	0.95%
Ultra Dow30SM
Actual	$1,000.00	$887.90	$4.47	0.95%
Hypothetical	$1,000.00	$1,020.19	$4.78	0.95%
Ultra Energy
Actual	$1,000.00	$672.30	$3.96	0.95%
Hypothetical	$1,000.00	$1,020.19	$4.78	0.95%
Ultra Financials
Actual	$1,000.00	$792.60	$4.25	0.95%
Hypothetical	$1,000.00	$1,020.19	$4.78	0.95%

PROSHARES TRUST EXPENSE EXAMPLES (UNAUDITED) :: LXXXIX

	Beginning Account Value 12/1/2022	Ending Account Value 05/31/23	Expenses Paid During the Period*	Annualized Expense Ratio During Period
Ultra FTSE China 50
Actual	$1,000.00	$816.20	$4.44	0.98%
Hypothetical	$1,000.00	$1,020.04	$4.94	0.98%
Ultra FTSE Europe
Actual	$1,000.00	$1,100.00	$5.03	0.96%
Hypothetical	$1,000.00	$1,020.14	$4.84	0.96%
Ultra Health Care
Actual	$1,000.00	$831.00	$4.34	0.95%
Hypothetical	$1,000.00	$1,020.19	$4.78	0.95%
Ultra High Yield
Actual	$1,000.00	$988.60	$4.76	0.96%
Hypothetical	$1,000.00	$1,020.14	$4.84	0.96%
Ultra Industrials
Actual	$1,000.00	$859.50	$4.40	0.95%
Hypothetical	$1,000.00	$1,020.19	$4.78	0.95%
Ultra Materials
Actual	$1,000.00	$824.90	$4.32	0.95%
Hypothetical	$1,000.00	$1,020.19	$4.78	0.95%
Ultra MidCap400
Actual	$1,000.00	$842.80	$4.36	0.95%
Hypothetical	$1,000.00	$1,020.19	$4.78	0.95%
Ultra MSCI Brazil Capped
Actual	$1,000.00	$881.40	$4.46	0.95%
Hypothetical	$1,000.00	$1,020.19	$4.78	0.95%
Ultra MSCI EAFE
Actual	$1,000.00	$1,060.70	$4.88	0.95%
Hypothetical	$1,000.00	$1,020.19	$4.78	0.95%
Ultra MSCI Emerging Markets
Actual	$1,000.00	$912.40	$4.67	0.98%
Hypothetical	$1,000.00	$1,020.04	$4.94	0.98%
Ultra MSCI Japan
Actual	$1,000.00	$1,082.20	$4.93	0.95%
Hypothetical	$1,000.00	$1,020.19	$4.78	0.95%
Ultra Nasdaq Biotechnology
Actual	$1,000.00	$841.20	$4.36	0.95%
Hypothetical	$1,000.00	$1,020.19	$4.78	0.95%
Ultra Nasdaq Cloud Computing
Actual	$1,000.00	$1,224.80	$5.27	0.95%
Hypothetical	$1,000.00	$1,020.19	$4.78	0.95%
Ultra Nasdaq Cybersecurity
Actual	$1,000.00	$1,087.70	$4.94	0.95%
Hypothetical	$1,000.00	$1,020.19	$4.78	0.95%

XC :: EXPENSE EXAMPLES (UNAUDITED) PROSHARES TRUST

	Beginning Account Value 12/1/2022	Ending Account Value 05/31/23	Expenses Paid During the Period*	Annualized Expense Ratio During Period
Ultra QQQ
Actual	$1,000.00	$1,339.10	$5.54	0.95%
Hypothetical	$1,000.00	$1,020.19	$4.78	0.95%
Ultra Real Estate
Actual	$1,000.00	$817.20	$4.30	0.95%
Hypothetical	$1,000.00	$1,020.19	$4.78	0.95%
Ultra Russell2000
Actual	$1,000.00	$825.50	$4.32	0.95%
Hypothetical	$1,000.00	$1,020.19	$4.78	0.95%
Ultra S&P500®
Actual	$1,000.00	$1,022.00	$4.54	0.90%
Hypothetical	$1,000.00	$1,020.44	$4.53	0.90%
Ultra Semiconductors
Actual	$1,000.00	$1,762.70	$6.54	0.95%
Hypothetical	$1,000.00	$1,020.19	$4.78	0.95%
Ultra SmallCap600
Actual	$1,000.00	$792.90	$4.25	0.95%
Hypothetical	$1,000.00	$1,020.19	$4.78	0.95%
Ultra Technology
Actual	$1,000.00	$1,438.70	$5.78	0.95%
Hypothetical	$1,000.00	$1,020.19	$4.78	0.95%
Ultra Utilities
Actual	$1,000.00	$811.80	$4.29	0.95%
Hypothetical	$1,000.00	$1,020.19	$4.78	0.95%
UltraPro Dow30SM
Actual	$1,000.00	$815.20	$4.30	0.95%
Hypothetical	$1,000.00	$1,020.19	$4.78	0.95%
UltraPro MidCap400
Actual	$1,000.00	$748.10	$4.14	0.95%
Hypothetical	$1,000.00	$1,020.19	$4.78	0.95%
UltraPro QQQ
Actual	$1,000.00	$1,484.40	$5.45	0.88%
Hypothetical	$1,000.00	$1,020.54	$4.43	0.88%
UltraPro Russell2000
Actual	$1,000.00	$719.80	$4.07	0.95%
Hypothetical	$1,000.00	$1,020.19	$4.78	0.95%
UltraPro S&P500®
Actual	$1,000.00	$1,001.90	$4.59	0.92%
Hypothetical	$1,000.00	$1,020.34	$4.63	0.92%
UltraPro Short 20+ Year Treasury
Actual	$1,000.00	$916.60	$4.54	0.95%
Hypothetical	$1,000.00	$1,020.19	$4.78	0.95%

PROSHARES TRUST EXPENSE EXAMPLES (UNAUDITED) :: XCI

	Beginning Account Value 12/1/2022	Ending Account Value 05/31/23	Expenses Paid During the Period*	Annualized Expense Ratio During Period
UltraPro Short Dow30SM
Actual	$1,000.00	$1,161.00	$5.12	0.95%
Hypothetical	$1,000.00	$1,020.19	$4.78	0.95%
UltraPro Short MidCap400
Actual	$1,000.00	$1,165.30	$5.13	0.95%
Hypothetical	$1,000.00	$1,020.19	$4.78	0.95%
UltraPro Short QQQ
Actual	$1,000.00	$563.80	$3.70	0.95%
Hypothetical	$1,000.00	$1,020.19	$4.78	0.95%
UltraPro Short Russell2000
Actual	$1,000.00	$1,168.60	$5.14	0.95%
Hypothetical	$1,000.00	$1,020.19	$4.78	0.95%
UltraPro Short S&P500®
Actual	$1,000.00	$919.00	$4.26	0.89%
Hypothetical	$1,000.00	$1,020.49	$4.48	0.89%
UltraShort 7-10 Year Treasury
Actual	$1,000.00	$1,006.70	$4.75	0.95%
Hypothetical	$1,000.00	$1,020.19	$4.78	0.95%
UltraShort 20+ Year Treasury
Actual	$1,000.00	$968.50	$4.47	0.91%
Hypothetical	$1,000.00	$1,020.39	$4.58	0.91%
UltraShort Consumer Discretionary
Actual	$1,000.00	$923.00	$4.55	0.95%
Hypothetical	$1,000.00	$1,020.19	$4.78	0.95%
UltraShort Consumer Staples
Actual	$1,000.00	$1,099.90	$4.97	0.95%
Hypothetical	$1,000.00	$1,020.19	$4.78	0.95%
UltraShort Dow30SM
Actual	$1,000.00	$1,118.40	$5.02	0.95%
Hypothetical	$1,000.00	$1,020.19	$4.78	0.95%
UltraShort Energy
Actual	$1,000.00	$1,316.80	$5.49	0.95%
Hypothetical	$1,000.00	$1,020.19	$4.78	0.95%
UltraShort Financials
Actual	$1,000.00	$1,205.60	$5.22	0.95%
Hypothetical	$1,000.00	$1,020.19	$4.78	0.95%
UltraShort FTSE China 50
Actual	$1,000.00	$1,020.30	$4.79	0.95%
Hypothetical	$1,000.00	$1,020.19	$4.78	0.95%
UltraShort FTSE Europe
Actual	$1,000.00	$857.80	$4.40	0.95%
Hypothetical	$1,000.00	$1,020.19	$4.78	0.95%

XCII :: EXPENSE EXAMPLES (UNAUDITED) PROSHARES TRUST

	Beginning Account Value 12/1/2022	Ending Account Value 05/31/23	Expenses Paid During the Period*	Annualized Expense Ratio During Period
UltraShort Health Care
Actual	$1,000.00	$1,192.00	$5.19	0.95%
Hypothetical	$1,000.00	$1,020.19	$4.78	0.95%
UltraShort Industrials
Actual	$1,000.00	$1,120.80	$5.02	0.95%
Hypothetical	$1,000.00	$1,020.19	$4.78	0.95%
UltraShort Materials
Actual	$1,000.00	$1,148.20	$5.09	0.95%
Hypothetical	$1,000.00	$1,020.19	$4.78	0.95%
UltraShort MidCap400
Actual	$1,000.00	$1,133.70	$5.05	0.95%
Hypothetical	$1,000.00	$1,020.19	$4.78	0.95%
UltraShort MSCI Brazil Capped
Actual	$1,000.00	$947.60	$4.61	0.95%
Hypothetical	$1,000.00	$1,020.19	$4.78	0.95%
UltraShort MSCI EAFE
Actual	$1,000.00	$907.70	$4.52	0.95%
Hypothetical	$1,000.00	$1,020.19	$4.78	0.95%
UltraShort MSCI Emerging Markets
Actual	$1,000.00	$1,048.40	$4.85	0.95%
Hypothetical	$1,000.00	$1,020.19	$4.78	0.95%
UltraShort MSCI Japan
Actual	$1,000.00	$894.70	$4.49	0.95%
Hypothetical	$1,000.00	$1,020.19	$4.78	0.95%
UltraShort Nasdaq Biotechnology
Actual	$1,000.00	$1,121.90	$5.03	0.95%
Hypothetical	$1,000.00	$1,020.19	$4.78	0.95%
UltraShort QQQ
Actual	$1,000.00	$700.80	$4.03	0.95%
Hypothetical	$1,000.00	$1,020.19	$4.78	0.95%
UltraShort Real Estate
Actual	$1,000.00	$1,145.80	$5.08	0.95%
Hypothetical	$1,000.00	$1,020.19	$4.78	0.95%
UltraShort Russell2000
Actual	$1,000.00	$1,135.80	$5.06	0.95%
Hypothetical	$1,000.00	$1,020.19	$4.78	0.95%
UltraShort S&P500®
Actual	$1,000.00	$962.50	$4.35	0.89%
Hypothetical	$1,000.00	$1,020.49	$4.48	0.89%
UltraShort Semiconductors
Actual	$1,000.00	$444.80	$3.42	0.95%
Hypothetical	$1,000.00	$1,020.19	$4.78	0.95%

PROSHARES TRUST EXPENSE EXAMPLES (UNAUDITED) :: XCIII

	Beginning Account Value 12/1/2022	Ending Account Value 05/31/23	Expenses Paid During the Period*	Annualized Expense Ratio During Period
UltraShort SmallCap600
Actual	$1,000.00	$1,191.40	$5.19	0.95%
Hypothetical	$1,000.00	$1,020.19	$4.78	0.95%
UltraShort Technology
Actual	$1,000.00	$629.40	$3.86	0.95%
Hypothetical	$1,000.00	$1,020.19	$4.78	0.95%
UltraShort Utilities
Actual	$1,000.00	$1,187.00	$5.18	0.95%
Hypothetical	$1,000.00	$1,020.19	$4.78	0.95%

*  Expenses are equal to the average account value multiplied by the Fund's annualized expense ratio multiplied by 182/365 (the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year).

XCIV :: EXPENSE EXAMPLES (UNAUDITED) PROSHARES TRUST

SCHEDULE OF PORTFOLIO INVESTMENTS

PROSHARES TRUST SCHEDULE OF PORTFOLIO INVESTMENTS :: MAY 31, 2023 :: 1

Investments	Principal Amount	Value
Short-Term Investments — 99.8%
Repurchase Agreements (a) — 99.8%
Repurchase Agreements with various counterparties, rates 4.95% - 5.05%, dated 5/31/2023, due 6/1/2023, total to be received $28,329,296 (Cost $28,325,332)	$28,325,332	$28,325,332
Total Investments — 99.8% (Cost $28,325,332)		28,325,332
Other assets less liabilities — 0.2%		49,052
Net Assets — 100.0%		$28,374,384
(a)  The Fund invests in Repurchase Agreements jointly with other funds in the Trust. See "Repurchase Agreements" in the Notes to Financial Statements to view the details of each individual agreement and counterparty as well as a description of the securities subject to repurchase.

As of May 31, 2023, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investment securities and derivative instruments, if applicable, for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$—
Aggregate gross unrealized depreciation	(3,751,737)
Net unrealized depreciation	$(3,751,737)
Federal income tax cost	$28,325,332

Futures Contracts Sold

Short 7-10 Year Treasury had the following open short futures contracts as of May 31, 2023:

	Number of Contracts	Expiration Date	Trading Currency	Notional Amount	Value and Unrealized Depreciation
U.S. Treasury 10 Year Note	7	9/20/2023	USD	$801,063	$(7,888)

Swap Agreementsa

Short 7-10 Year Treasury had the following open non-exchange traded total return swap agreements as of May 31, 2023:

Notional Amount ($)	Termination Date[b]	Counterparty	Rate Paid (Received)[c]	Reference Instrument	Value and Unrealized Depreciation[d] ($)	Financial Instruments for the Benefit of (the Fund)/the Counterparty ($)	Cash Collateral for the Benefit of (the Fund)/the Counterparty ($)	Net Amount[e] ($)
(8,310,146)	11/6/2024	Bank of America NA	(4.59)%	ICE U.S. Treasury 7-10 Year Bond Index	(3,541,103)	—	3,541,103	—
(5,499,291)	11/8/2023	Citibank NA	(4.61)%	ICE U.S. Treasury 7-10 Year Bond Index	(116,351)	—	116,351	—
(13,931,008)	11/6/2024	Goldman Sachs International	(4.86)%	ICE U.S. Treasury 7-10 Year Bond Index	(86,395)	—	86,395	—
(27,740,445)					(3,743,849)
				Total Unrealized Depreciation	(3,743,849)

a  The Fund's Swap Agreements are not accounted for as hedging instruments under ASC 815.

b  Agreements may be terminated at will by either party without penalty. Payment is due at termination/maturity.

c  Reflects the floating financing rate, as of May 31, 2023, on the notional amount of the swap agreement paid to the counterparty or received from the counterparty, excluding any commissions. This amount is included as part of the unrealized appreciation/(depreciation).

d  The Fund discloses amounts due to the Fund from the counterparty (unrealized appreciation on swap agreements) at period end as an asset on its Statement of Assets and Liabilities. Amounts due to the counterparty from the Fund (unrealized depreciation on swap agreements) are disclosed as a liability on its Statement of Assets and Liabilities. The Fund presents these amounts on a gross basis and does not offset or "net" these amounts on its Statement of Assets and Liabilities.

See accompanying notes to the financial statements.

2 :: TBX SHORT 7-10 YEAR TREASURY :: MAY 31, 2023 :: SCHEDULE OF PORTFOLIO INVESTMENTS PROSHARES TRUST

e  Represents the "uncollateralized" amount due from or (to) the counterparty at period end. These amounts could be due to timing differences between the movement of collateral in relation to market movements, or due to agreement provisions allowing minimum "thresholds" that would need to be exceeded prior to the movement of collateral. To the extent that a net amount is due from a counterparty, the Fund would be exposed to the counterparty by such amount and could suffer losses or delays in recovery of that amount in the event of a counterparty default.

Abbreviations

USD  U.S. Dollar

See accompanying notes to the financial statements.

PROSHARES TRUST SCHEDULE OF PORTFOLIO INVESTMENTS :: MAY 31, 2023 :: SHORT 7-10 YEAR TREASURY TBX :: 3

Investments	Principal Amount	Value
Short-Term Investments — 106.0%
Repurchase Agreements (a) — 53.0%
Repurchase Agreements with various counterparties, rates 4.95% - 5.05%, dated 5/31/2023, due 6/1/2023, total to be received $98,725,382 (Cost $98,711,566)	$98,711,566	$98,711,566
U.S. Treasury Obligations (b) — 53.0%
U.S. Treasury Bills
4.92%, 8/8/2023 (c)	25,000,000	24,765,719
4.80%, 9/28/2023 (c)	75,000,000	73,751,740
Total U.S. Treasury Obligations (Cost $98,608,626)		98,517,459
Total Short-Term Investments (Cost $197,320,192)		197,229,025
Total Investments — 106.0% (Cost $197,320,192)		197,229,025
Liabilities in excess of other assets — (6.0%)		(11,106,006)
Net Assets — 100.0%		$186,123,019

(a)  The Fund invests in Repurchase Agreements jointly with other funds in the Trust. See "Repurchase Agreements" in the Notes to Financial Statements to view the details of each individual agreement and counterparty as well as a description of the securities subject to repurchase.

(b)  All or a portion of these securities are segregated in connection with obligations for swaps with a total value of $22,596,204.

(c)  The rate shown was the current yield as of May 31, 2023.

As of May 31, 2023, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investment securities and derivative instruments, if applicable, for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$60,791
Aggregate gross unrealized depreciation	(18,341,449)
Net unrealized depreciation	$(18,280,658)
Federal income tax cost	$197,320,192

Futures Contracts Sold

Short 20+ Year Treasury had the following open short futures contracts as of May 31, 2023:

	Number of Contracts	Expiration Date	Trading Currency	Notional Amount	Value and Unrealized Depreciation
U.S. Treasury Long Bond	52	9/20/2023	USD	$6,680,375	$(46,317)

Swap Agreementsa

Short 20+ Year Treasury had the following open non-exchange traded total return swap agreements as of May 31, 2023:

Notional Amount ($)	Termination Date[b]	Counterparty	Rate Paid (Received)[c]	Reference Instrument	Value and Unrealized Appreciation/ (Depreciation)[d] ($)	Financial Instruments for the Benefit of (the Fund)/the Counterparty ($)	Cash Collateral for the Benefit of (the Fund)/the Counterparty ($)	Net Amount[e] ($)
(18,685,802)	11/6/2024	Bank of America NA	(4.78)%	ICE U.S. Treasury 20+ Year Bond Index	(68,159)	—	68,159	—
(30,088,957)	11/8/2023	Citibank NA	(4.63)%	ICE U.S. Treasury 20+ Year Bond Index	60,791	(60,791)	—	—
(62,466,243)	11/6/2024	Goldman Sachs International	(4.66)%	ICE U.S. Treasury 20+ Year Bond Index	(5,137,071)	5,137,071	—	—
(18,571,233)	11/6/2024	Morgan Stanley & Co. International plc	(4.91)%	ICE U.S. Treasury 20+ Year Bond Index	(2,947,857)	1,076,857	1,871,000	—

See accompanying notes to the financial statements.

4 :: TBF SHORT 20+ YEAR TREASURY :: MAY 31, 2023 :: SCHEDULE OF PORTFOLIO INVESTMENTS PROSHARES TRUST

Notional Amount ($)	Termination Date[b]	Counterparty	Rate Paid (Received)[c]	Reference Instrument	Value and Unrealized Appreciation/ (Depreciation)[d] ($)	Financial Instruments for the Benefit of (the Fund)/the Counterparty ($)	Cash Collateral for the Benefit of (the Fund)/the Counterparty ($)	Net Amount[e] ($)
(51,720,692)	11/6/2024	Societe Generale	(4.80)%	ICE U.S. Treasury 20+ Year Bond Index	(10,050,878)	6,374,878	3,676,000	—
(181,532,927)					(18,143,174)
				Total Unrealized Appreciation	60,791
				Total Unrealized Depreciation	(18,203,965)

a  The Fund's Swap Agreements are not accounted for as hedging instruments under ASC 815.

b  Agreements may be terminated at will by either party without penalty. Payment is due at termination/maturity.

c  Reflects the floating financing rate, as of May 31, 2023, on the notional amount of the swap agreement paid to the counterparty or received from the counterparty, excluding any commissions. This amount is included as part of the unrealized appreciation/(depreciation).

d  The Fund discloses amounts due to the Fund from the counterparty (unrealized appreciation on swap agreements) at period end as an asset on its Statement of Assets and Liabilities. Amounts due to the counterparty from the Fund (unrealized depreciation on swap agreements) are disclosed as a liability on its Statement of Assets and Liabilities. The Fund presents these amounts on a gross basis and does not offset or "net" these amounts on its Statement of Assets and Liabilities.

e  Represents the "uncollateralized" amount due from or (to) the counterparty at period end. These amounts could be due to timing differences between the movement of collateral in relation to market movements, or due to agreement provisions allowing minimum "thresholds" that would need to be exceeded prior to the movement of collateral. To the extent that a net amount is due from a counterparty, the Fund would be exposed to the counterparty by such amount and could suffer losses or delays in recovery of that amount in the event of a counterparty default.

Abbreviations

USD  U.S. Dollar

See accompanying notes to the financial statements.

PROSHARES TRUST SCHEDULE OF PORTFOLIO INVESTMENTS :: MAY 31, 2023 :: SHORT 20+ YEAR TREASURY TBF :: 5

Investments	Principal Amount	Value
Short-Term Investments — 98.5%
Repurchase Agreements (a) — 42.7%
Repurchase Agreements with various counterparties, rates 4.95% - 5.05%, dated 5/31/2023, due 6/1/2023, total to be received $112,725,389 (Cost $112,709,613)	$112,709,613	$112,709,613
U.S. Treasury Obligations (b) — 55.8%
U.S. Treasury Bills
4.66%, 9/14/2023 (c)	50,000,000	49,262,084
5.23%, 9/19/2023 (c)	25,000,000	24,603,733
5.22%, 11/2/2023 (c)	25,000,000	24,444,557
5.20%, 11/9/2023 (c)	25,000,000	24,409,294
5.36%, 11/24/2023 (c)	25,000,000	24,364,424
Total U.S. Treasury Obligations (Cost $147,191,492)		147,084,092
Total Short-Term Investments (Cost $259,901,105)		259,793,705
Total Investments — 98.5% (Cost $259,901,105)		259,793,705
Other assets less liabilities — 1.5%		4,039,775
Net Assets — 100.0%		$263,833,480

(a)  The Fund invests in Repurchase Agreements jointly with other funds in the Trust. See "Repurchase Agreements" in the Notes to Financial Statements to view the details of each individual agreement and counterparty as well as a description of the securities subject to repurchase.

(b)  All or a portion of these securities are segregated in connection with obligations for swaps with a total value of $15,398,853.

(c)  The rate shown was the current yield as of May 31, 2023.

As of May 31, 2023, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investment securities and derivative instruments, if applicable, for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$3,527,248
Aggregate gross unrealized depreciation	(6,328,364)
Net unrealized depreciation	$(2,801,116)
Federal income tax cost	$259,901,105

Futures Contracts Sold

Short Dow30SM had the following open short futures contracts as of May 31, 2023:

	Number of Contracts	Expiration Date	Trading Currency	Notional Amount	Value and Unrealized Appreciation
DJIA CBOT E-Mini Index	141	6/16/2023	USD	$23,250,195	$28,065

Swap Agreementsa

Short Dow30SM had the following open non-exchange traded total return swap agreements as of May 31, 2023:

Notional Amount ($)	Termination Date[b]	Counterparty	Rate Paid (Received)[c]	Reference Instrument	Value and Unrealized Appreciation/ (Depreciation)[d] ($)	Financial Instruments for the Benefit of (the Fund)/the Counterparty ($)	Cash Collateral for the Benefit of (the Fund)/the Counterparty ($)	Net Amount[e] ($)
(9,675,031)	3/6/2025	Bank of America NA	(5.28)%	Dow Jones Industrial AverageSM	346,457	(324,208)	—	22,249
(28,597,287)	11/6/2023	Barclays Capital	(5.28)%	Dow Jones Industrial AverageSM	(5,913,096)	—	5,913,096	—
(87,272,732)	2/11/2025	BNP Paribas SA	(5.38)%	Dow Jones Industrial AverageSM	1,847,117	(1,470,267)	—	376,850
(18,626,081)	3/6/2025	Citibank NA	(5.56)%	Dow Jones Industrial AverageSM	332,951	(332,951)	—	—

See accompanying notes to the financial statements.

6 :: DOG SHORT DOW30SM :: MAY 31, 2023 :: SCHEDULE OF PORTFOLIO INVESTMENTS PROSHARES TRUST

Notional Amount ($)	Termination Date[b]	Counterparty	Rate Paid (Received)[c]	Reference Instrument	Value and Unrealized Appreciation/ (Depreciation)[d] ($)	Financial Instruments for the Benefit of (the Fund)/the Counterparty ($)	Cash Collateral for the Benefit of (the Fund)/the Counterparty ($)	Net Amount[e] ($)
(32,151,380)	11/7/2024	Goldman Sachs International	(5.43)%	Dow Jones Industrial AverageSM	303,924	(158,872)	—	145,052
(24,516,661)	11/14/2024	Societe Generale	(5.18)%	Dow Jones Industrial AverageSM	(305,933)	305,933	—	—
(39,717,057)	11/7/2024	UBS AG	(4.93)%	Dow Jones Industrial AverageSM	666,799	(507,093)	—	159,706
(240,556,229)					(2,721,781)
				Total Unrealized Appreciation	3,497,248
				Total Unrealized Depreciation	(6,219,029)

a  The Fund's Swap Agreements are not accounted for as hedging instruments under ASC 815.

b  Agreements may be terminated at will by either party without penalty. Payment is due at termination/maturity.

c  Reflects the floating financing rate, as of May 31, 2023, on the notional amount of the swap agreement paid to the counterparty or received from the counterparty, excluding any commissions. This amount is included as part of the unrealized appreciation/(depreciation).

d  The Fund discloses amounts due to the Fund from the counterparty (unrealized appreciation on swap agreements) at period end as an asset on its Statement of Assets and Liabilities. Amounts due to the counterparty from the Fund (unrealized depreciation on swap agreements) are disclosed as a liability on its Statement of Assets and Liabilities. The Fund presents these amounts on a gross basis and does not offset or "net" these amounts on its Statement of Assets and Liabilities.

e  Represents the "uncollateralized" amount due from or (to) the counterparty at period end. These amounts could be due to timing differences between the movement of collateral in relation to market movements, or due to agreement provisions allowing minimum "thresholds" that would need to be exceeded prior to the movement of collateral. To the extent that a net amount is due from a counterparty, the Fund would be exposed to the counterparty by such amount and could suffer losses or delays in recovery of that amount in the event of a counterparty default.

Abbreviations

USD  U.S. Dollar

See accompanying notes to the financial statements.

PROSHARES TRUST SCHEDULE OF PORTFOLIO INVESTMENTS :: MAY 31, 2023 :: SHORT DOW30SM DOG :: 7

Investments	Principal Amount	Value
Short-Term Investments — 93.1%
Repurchase Agreements (a) — 93.1%
Repurchase Agreements with various counterparties, rates 4.95% - 5.05%, dated 5/31/2023, due 6/1/2023, total to be received $40,288,162 (Cost $40,282,526)	$40,282,526	$40,282,526
Total Investments — 93.1% (Cost $40,282,526)		40,282,526
Other assets less liabilities — 6.9%		3,003,044
Net Assets — 100.0%		$43,285,570

(a)  The Fund invests in Repurchase Agreements jointly with other funds in the Trust. See "Repurchase Agreements" in the Notes to Financial Statements to view the details of each individual agreement and counterparty as well as a description of the securities subject to repurchase.

As of May 31, 2023, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investment securities and derivative instruments, if applicable, for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$24,924
Aggregate gross unrealized depreciation	(1,008,872)
Net unrealized depreciation	$(983,948)
Federal income tax cost	$40,282,526

Swap Agreementsa

Short Financials had the following open non-exchange traded total return swap agreements as of May 31, 2023:

Notional Amount ($)	Termination Date[b]	Counterparty	Rate Paid (Received)[c]	Reference Instrument	Value and Unrealized Appreciation/ (Depreciation)[d] ($)	Financial Instruments for the Benefit of (the Fund)/the Counterparty ($)	Cash Collateral for the Benefit of (the Fund)/the Counterparty ($)	Net Amount[e] ($)
(1,282,172)	3/6/2025	Bank of America NA	(4.98)%	S&P Financial Select Sector Index[f]	(203,303)	—	203,303	—
(14,349,083)	3/6/2025	BNP Paribas SA	(5.28)%	S&P Financial Select Sector Index[f]	(35,884)	—	35,884	—
(99,169)	4/7/2025	Citibank NA	(5.03)%	S&P Financial Select Sector Index[f]	2,075	—	—	2,075
(1,844,001)	3/6/2025	Goldman Sachs International	(5.18)%	S&P Financial Select Sector Index[f]	22,849	—	—	22,849
(14,672,750)	3/6/2025	Societe Generale	(5.18)%	S&P Financial Select Sector Index[f]	(468,896)	—	468,896	—
(10,959,761)	3/6/2025	UBS AG	(5.18)%	S&P Financial Select Sector Index[f]	(300,789)	—	300,789	—
(43,206,936)					(983,948)
				Total Unrealized Appreciation	24,924
				Total Unrealized Depreciation	(1,008,872)

a  The Fund's Swap Agreements are not accounted for as hedging instruments under ASC 815.

b  Agreements may be terminated at will by either party without penalty. Payment is due at termination/maturity.

c  Reflects the floating financing rate, as of May 31, 2023, on the notional amount of the swap agreement paid to the counterparty or received from the counterparty, excluding any commissions. This amount is included as part of the unrealized appreciation/(depreciation).

d  The Fund discloses amounts due to the Fund from the counterparty (unrealized appreciation on swap agreements) at period end as an asset on its Statement of Assets and Liabilities. Amounts due to the counterparty from the Fund (unrealized depreciation on swap agreements) are disclosed as a liability on its Statement of Assets and Liabilities. The Fund presents these amounts on a gross basis and does not offset or "net" these amounts on its Statement of Assets and Liabilities.

See accompanying notes to the financial statements.

8 :: SEF SHORT FINANCIALS :: MAY 31, 2023 :: SCHEDULE OF PORTFOLIO INVESTMENTS PROSHARES TRUST

e  Represents the "uncollateralized" amount due from or (to) the counterparty at period end. These amounts could be due to timing differences between the movement of collateral in relation to market movements, or due to agreement provisions allowing minimum "thresholds" that would need to be exceeded prior to the movement of collateral. To the extent that a net amount is due from a counterparty, the Fund would be exposed to the counterparty by such amount and could suffer losses or delays in recovery of that amount in the event of a counterparty default.

f  See the Common Stocks section of the Schedule of Portfolio Investments of ProShares Ultra Financials for the components of the underlying reference instrument and their relative weightings.

See accompanying notes to the financial statements.

PROSHARES TRUST SCHEDULE OF PORTFOLIO INVESTMENTS :: MAY 31, 2023 :: SHORT FINANCIALS SEF :: 9

Investments	Principal Amount	Value
Short-Term Investments — 77.5%
Repurchase Agreements (a) — 77.5%
Repurchase Agreements with various counterparties, rates 4.95% - 5.05%, dated 5/31/2023, due 6/1/2023, total to be received $5,769,105 (Cost $5,768,299)	$5,768,299	$5,768,299
Total Investments — 77.5% (Cost $5,768,299)		5,768,299
Other assets less liabilities — 22.5%		1,678,297
Net Assets — 100.0%		$7,446,596

(a)  The Fund invests in Repurchase Agreements jointly with other funds in the Trust. See "Repurchase Agreements" in the Notes to Financial Statements to view the details of each individual agreement and counterparty as well as a description of the securities subject to repurchase.

As of May 31, 2023, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investment securities and derivative instruments, if applicable, for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$729,150
Aggregate gross unrealized depreciation	—
Net unrealized appreciation	$729,150
Federal income tax cost	$5,768,299

Swap Agreementsa,f

Short FTSE China 50 had the following open non-exchange traded total return swap agreements as of May 31, 2023:

Notional Amount ($)	Termination Date[b]	Counterparty	Rate Paid (Received)[c]	Reference Instrument	Value and Unrealized Appreciation[d] ($)	Financial Instruments for the Benefit of (the Fund)/the Counterparty ($)	Cash Collateral for the Benefit of (the Fund)/the Counterparty ($)	Net Amount[e] ($)
(1,587,592)	11/14/2024	Bank of America NA	(3.58)%	iShares® China Large-Cap ETF	195,166	—	—	195,166
(763,412)	11/14/2024	Citibank NA	(2.33)%	iShares® China Large-Cap ETF	104,657	(11,737)	—	92,920
(1,323,928)	3/6/2025	Goldman Sachs International	(4.58)%	iShares® China Large-Cap ETF	111,066	—	—	111,066
(1,152,203)	11/14/2024	Societe Generale	(3.43)%	iShares® China Large-Cap ETF	88,015	—	—	88,015
(2,648,990)	11/14/2024	UBS AG	(3.33)%	iShares® China Large-Cap ETF	230,246	—	—	230,246
(7,476,125)					729,150
				Total Unrealized Appreciation	729,150

a  The Fund's Swap Agreements are not accounted for as hedging instruments under ASC 815.

b  Agreements may be terminated at will by either party without penalty. Payment is due at termination/maturity.

c  Reflects the floating financing rate, as of May 31, 2023, on the notional amount of the swap agreement paid to the counterparty or received from the counterparty, excluding any commissions. This amount is included as part of the unrealized appreciation/(depreciation).

d  The Fund discloses amounts due to the Fund from the counterparty (unrealized appreciation on swap agreements) at period end as an asset on its Statement of Assets and Liabilities. Amounts due to the counterparty from the Fund (unrealized depreciation on swap agreements) are disclosed as a liability on its Statement of Assets and Liabilities. The Fund presents these amounts on a gross basis and does not offset or "net" these amounts on its Statement of Assets and Liabilities.

e  Represents the "uncollateralized" amount due from or (to) the counterparty at period end. These amounts could be due to timing differences between the movement of collateral in relation to market movements, or due to agreement provisions allowing minimum "thresholds" that would need to be exceeded prior to the movement of collateral. To the extent that a net amount is due from a counterparty, the Fund would be exposed to the counterparty by such amount and could suffer losses or delays in recovery of that amount in the event of a counterparty default.

f  In order to facilitate the daily valuation of these swap transactions as of close of business New York time, one or more financial products traded on a U.S. exchange are used as the reference entity as a surrogate for the respective underlying index for the purposes of both daily valuation calculation as well as final settlement of the swap.

See accompanying notes to the financial statements.

10 :: YXI SHORT FTSE CHINA 50 :: MAY 31, 2023 :: SCHEDULE OF PORTFOLIO INVESTMENTS PROSHARES TRUST

Investments	Principal Amount	Value
Short-Term Investments — 89.5%
Repurchase Agreements (a) — 49.0%
Repurchase Agreements with various counterparties, rates 4.95% - 5.05%, dated 5/31/2023, due 6/1/2023, total to be received $119,373,554 (Cost $119,356,847)	$119,356,847	$119,356,847
U.S. Treasury Obligations — 40.5%
U.S. Treasury Bills
4.74%, 9/21/2023 (b) (Cost $98,559,183)	100,000,000	98,415,979
Total Short-Term Investments (Cost $217,916,030)		217,772,826
Total Investments — 89.5% (Cost $217,916,030)		217,772,826
Other assets less liabilities — 10.5%		25,591,151
Net Assets — 100.0%		$243,363,977

(a)  The Fund invests in Repurchase Agreements jointly with other funds in the Trust. See "Repurchase Agreements" in the Notes to Financial Statements to view the details of each individual agreement and counterparty as well as a description of the securities subject to repurchase.

(b)  The rate shown was the current yield as of May 31, 2023.

As of May 31, 2023, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investment securities and derivative instruments, if applicable, for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$1,491,697
Aggregate gross unrealized depreciation	(2,644,600)
Net unrealized depreciation	$(1,152,903)
Federal income tax cost	$217,916,030

Swap Agreementsa,f

Short High Yield had the following open non-exchange traded total return swap agreements as of May 31, 2023:

Notional Amount ($)	Termination Date[b]	Counterparty	Rate Paid (Received)[c]	Reference Instrument	Value and Unrealized Appreciation/ (Depreciation)[d] ($)	Financial Instruments for the Benefit of (the Fund)/the Counterparty ($)	Cash Collateral for the Benefit of (the Fund)/the Counterparty ($)	Net Amount[e] ($)
(4,886,942)	3/7/2024	BNP Paribas SA	(2.08)%	iShares® iBoxx $ High Yield Corporate Bond ETF	(2,008,000)	—	2,008,000	—
(229,893,190)	3/6/2025	Citibank NA	(2.33)%	iShares® iBoxx $ High Yield Corporate Bond ETF	1,491,697	(776,879)	—	714,818
(2,454,527)	11/7/2024	Goldman Sachs International	(0.83)%	iShares® iBoxx $ High Yield Corporate Bond ETF	(123,786)	—	123,786	—
(5,755,662)	3/6/2024	UBS AG	(2.08)%	iShares® iBoxx $ High Yield Corporate Bond ETF	(369,610)	—	369,610	—
(242,990,321)					(1,009,699)
				Total Unrealized Appreciation	1,491,697
				Total Unrealized Depreciation	(2,501,396)

a  The Fund's Swap Agreements are not accounted for as hedging instruments under ASC 815.

b  Agreements may be terminated at will by either party without penalty. Payment is due at termination/maturity.

c  Reflects the floating financing rate, as of May 31, 2023, on the notional amount of the swap agreement paid to the counterparty or received from the counterparty, excluding any commissions. This amount is included as part of the unrealized appreciation/(depreciation).

d  The Fund discloses amounts due to the Fund from the counterparty (unrealized appreciation on swap agreements) at period end as an asset on its Statement of Assets and Liabilities. Amounts due to the counterparty from the Fund (unrealized depreciation on swap agreements) are disclosed as a liability on its Statement of Assets and Liabilities. The Fund presents these amounts on a gross basis and does not offset or "net" these amounts on its Statement of Assets and Liabilities.

See accompanying notes to the financial statements.

PROSHARES TRUST SCHEDULE OF PORTFOLIO INVESTMENTS :: MAY 31, 2023 :: SHORT HIGH YIELD SJB :: 11

e  Represents the "uncollateralized" amount due from or (to) the counterparty at period end. These amounts could be due to timing differences between the movement of collateral in relation to market movements, or due to agreement provisions allowing minimum "thresholds" that would need to be exceeded prior to the movement of collateral. To the extent that a net amount is due from a counterparty, the Fund would be exposed to the counterparty by such amount and could suffer losses or delays in recovery of that amount in the event of a counterparty default.

f  In order to facilitate the daily valuation and final settlement of these swap transactions as of the time the Fund calculates its NAV, which differs from the time the Fund's underlying index is calculated, one or more exchange-traded financial products are used as the reference entity, as a surrogate for the respective underlying index.

See accompanying notes to the financial statements.

12 :: SJB SHORT HIGH YIELD :: MAY 31, 2023 :: SCHEDULE OF PORTFOLIO INVESTMENTS PROSHARES TRUST

Investments	Principal Amount	Value
Short-Term Investments — 89.0%
Repurchase Agreements (a) — 89.0%
Repurchase Agreements with various counterparties, rates 4.95% - 5.05%, dated 5/31/2023, due 6/1/2023, total to be received $14,441,636 (Cost $14,439,615)	$14,439,615	$14,439,615
Total Investments — 89.0% (Cost $14,439,615)		14,439,615
Other assets less liabilities — 11.0%		1,790,528
Net Assets — 100.0%		$16,230,143

(a)  The Fund invests in Repurchase Agreements jointly with other funds in the Trust. See "Repurchase Agreements" in the Notes to Financial Statements to view the details of each individual agreement and counterparty as well as a description of the securities subject to repurchase.

As of May 31, 2023, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investment securities and derivative instruments, if applicable, for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$518,268
Aggregate gross unrealized depreciation	—
Net unrealized appreciation	$518,268
Federal income tax cost	$14,439,615

Futures Contracts Sold

Short MidCap400 had the following open short futures contracts as of May 31, 2023:

	Number of Contracts	Expiration Date	Trading Currency	Notional Amount	Value and Unrealized Appreciation
S&P Midcap 400 E-Mini Index	3	6/16/2023	USD	$722,700	$5,469

Swap Agreementsa

Short MidCap400 had the following open non-exchange traded total return swap agreements as of May 31, 2023:

Notional Amount ($)	Termination Date[b]	Counterparty	Rate Paid (Received)[c]	Reference Instrument	Value and Unrealized Appreciation[d] ($)	Financial Instruments for the Benefit of (the Fund)/the Counterparty ($)	Cash Collateral for the Benefit of (the Fund)/the Counterparty ($)	Net Amount[e] ($)
(6,584,649)	2/11/2025	Bank of America NA	(5.18)%	S&P MidCap 400®	140,132	—	—	140,132
(4,064,865)	2/11/2025	BNP Paribas SA	(5.23)%	S&P MidCap 400®	67,908	—	—	67,908
(2,948,171)	3/6/2025	Citibank NA	(5.28)%	S&P MidCap 400®	71,024	—	—	71,024
(818,268)	3/6/2024	Morgan Stanley & Co. International plc	(4.88)%	S&P MidCap 400®	30,237	—	—	30,237
(1,087,815)	11/14/2024	Societe Generale	(4.81)%	S&P MidCap 400®	203,498	(203,498)	—	—
(15,503,768)					512,799
				Total Unrealized Appreciation	512,799

a  The Fund's Swap Agreements are not accounted for as hedging instruments under ASC 815.

b  Agreements may be terminated at will by either party without penalty. Payment is due at termination/maturity.

c  Reflects the floating financing rate, as of May 31, 2023, on the notional amount of the swap agreement paid to the counterparty or received from the counterparty, excluding any commissions. This amount is included as part of the unrealized appreciation/(depreciation).

See accompanying notes to the financial statements.

PROSHARES TRUST SCHEDULE OF PORTFOLIO INVESTMENTS :: MAY 31, 2023 :: SHORT MIDCAP400 MYY :: 13

d  The Fund discloses amounts due to the Fund from the counterparty (unrealized appreciation on swap agreements) at period end as an asset on its Statement of Assets and Liabilities. Amounts due to the counterparty from the Fund (unrealized depreciation on swap agreements) are disclosed as a liability on its Statement of Assets and Liabilities. The Fund presents these amounts on a gross basis and does not offset or "net" these amounts on its Statement of Assets and Liabilities.

e  Represents the "uncollateralized" amount due from or (to) the counterparty at period end. These amounts could be due to timing differences between the movement of collateral in relation to market movements, or due to agreement provisions allowing minimum "thresholds" that would need to be exceeded prior to the movement of collateral. To the extent that a net amount is due from a counterparty, the Fund would be exposed to the counterparty by such amount and could suffer losses or delays in recovery of that amount in the event of a counterparty default.

Abbreviations

USD  U.S. Dollar

See accompanying notes to the financial statements.

14 :: MYY SHORT MIDCAP400 :: MAY 31, 2023 :: SCHEDULE OF PORTFOLIO INVESTMENTS PROSHARES TRUST

Investments	Principal Amount	Value
Short-Term Investments — 89.3%

Repurchase Agreements (a) — 89.3%

Repurchase Agreements with various counterparties, rates 4.95% - 5.05%, dated 5/31/2023, due 6/1/2023, total to be received $60,251,484 (Cost $60,243,051)	$60,243,051	$60,243,051
Total Investments — 89.3% (Cost $60,243,051)		60,243,051
Other assets less liabilities — 10.7%		7,187,643
Net Assets — 100.0%		$67,430,694

(a)  The Fund invests in Repurchase Agreements jointly with other funds in the Trust. See "Repurchase Agreements" in the Notes to Financial Statements to view the details of each individual agreement and counterparty as well as a description of the securities subject to repurchase.

As of May 31, 2023, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investment securities and derivative instruments, if applicable, for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$378,955
Aggregate gross unrealized depreciation	(1,056,618)
Net unrealized depreciation	$(677,663)
Federal income tax cost	$60,243,051

Swap Agreementsa,f

Short MSCI EAFE had the following open non-exchange traded total return swap agreements as of May 31, 2023:

Notional Amount ($)	Termination Date[b]	Counterparty	Rate Paid (Received)[c]	Reference Instrument	Value and Unrealized Appreciation/ (Depreciation)[d] ($)	Financial Instruments for the Benefit of (the Fund)/the Counterparty ($)	Cash Collateral for the Benefit of (the Fund)/the Counterparty ($)	Net Amount[e] ($)
(17,712,132)	11/14/2024	Citibank NA	(4.68)%	iShares® MSCI EAFE ETF	378,955	—	—	378,955
(14,513,544)	3/6/2025	Goldman Sachs International	(5.13)%	iShares® MSCI EAFE ETF	(341,575)	—	341,575	—
(19,207,787)	11/14/2024	Societe Generale	(4.28)%	iShares® MSCI EAFE ETF	(358,268)	—	358,268	—
(15,998,361)	3/6/2025	UBS AG	(4.68)%	iShares® MSCI EAFE ETF	(356,775)	—	356,775	—
(67,431,824)					(677,663)
				Total Unrealized Appreciation	378,955
				Total Unrealized Depreciation	(1,056,618)

a  The Fund's Swap Agreements are not accounted for as hedging instruments under ASC 815.

b  Agreements may be terminated at will by either party without penalty. Payment is due at termination/maturity.

c  Reflects the floating financing rate, as of May 31, 2023, on the notional amount of the swap agreement paid to the counterparty or received from the counterparty, excluding any commissions. This amount is included as part of the unrealized appreciation/(depreciation).

d  The Fund discloses amounts due to the Fund from the counterparty (unrealized appreciation on swap agreements) at period end as an asset on its Statement of Assets and Liabilities. Amounts due to the counterparty from the Fund (unrealized depreciation on swap agreements) are disclosed as a liability on its Statement of Assets and Liabilities. The Fund presents these amounts on a gross basis and does not offset or "net" these amounts on its Statement of Assets and Liabilities.

e  Represents the "uncollateralized" amount due from or (to) the counterparty at period end. These amounts could be due to timing differences between the movement of collateral in relation to market movements, or due to agreement provisions allowing minimum "thresholds" that would need to be exceeded prior to the movement of collateral. To the extent that a net amount is due from a counterparty, the Fund would be exposed to the counterparty by such amount and could suffer losses or delays in recovery of that amount in the event of a counterparty default.

f  In order to facilitate the daily valuation of these swap transactions as of close of business New York time, one or more financial products traded on a U.S. exchange are used as the reference entity as a surrogate for the respective underlying index for the purposes of both daily valuation calculation as well as final settlement of the swap.

See accompanying notes to the financial statements.

PROSHARES TRUST SCHEDULE OF PORTFOLIO INVESTMENTS :: MAY 31, 2023 :: SHORT MSCI EAFE EFZ :: 15

Investments	Principal Amount	Value
Short-Term Investments — 87.2%
Repurchase Agreements (a) — 87.2%
Repurchase Agreements with various counterparties, rates 4.95% - 5.05%, dated 5/31/2023, due 6/1/2023, total to be received $32,838,622 (Cost $32,834,027)	$32,834,027	$32,834,027
Total Investments — 87.2% (Cost $32,834,027)		32,834,027
Other assets less liabilities — 12.8%		4,811,530
Net Assets — 100.0%		$37,645,557

(a)  The Fund invests in Repurchase Agreements jointly with other funds in the Trust. See "Repurchase Agreements" in the Notes to Financial Statements to view the details of each individual agreement and counterparty as well as a description of the securities subject to repurchase.

As of May 31, 2023, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investment securities and derivative instruments, if applicable, for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$898,263
Aggregate gross unrealized depreciation	(1,113,513)
Net unrealized depreciation	$(215,250)
Federal income tax cost	$32,834,027

Swap Agreementsa,f

Short MSCI Emerging Markets had the following open non-exchange traded total return swap agreements as of May 31, 2023:

Notional Amount ($)	Termination Date[b]	Counterparty	Rate Paid (Received)[c]	Reference Instrument	Value and Unrealized Appreciation/ (Depreciation)[d] ($)	Financial Instruments for the Benefit of (the Fund)/the Counterparty ($)	Cash Collateral for the Benefit of (the Fund)/the Counterparty ($)	Net Amount[e] ($)
(6,662,813)	3/6/2025	Bank of America NA	(4.28)%	iShares® MSCI Emerging Markets ETF	340,692	(324,644)	—	16,048
(6,352,081)	11/14/2024	Citibank NA	(4.53)%	iShares® MSCI Emerging Markets ETF	172,876	—	—	172,876
(5,306,631)	4/10/2024	Goldman Sachs International	(4.58)%	iShares® MSCI Emerging Markets ETF	316,848	(316,848)	—	—
(452,061)	11/14/2024	Morgan Stanley & Co. International plc	(4.53)%	iShares® MSCI Emerging Markets ETF	17,589	—	—	17,589
(8,422,655)	11/14/2024	Societe Generale	(3.38)%	iShares® MSCI Emerging Markets ETF	50,258	—	—	50,258
(10,380,939)	4/10/2024	UBS AG	(3.98)%	iShares® MSCI Emerging Markets ETF	(1,113,513)	—	1,113,513	—
(37,577,180)					(215,250)
				Total Unrealized Appreciation	898,263
				Total Unrealized Depreciation	(1,113,513)

a  The Fund's Swap Agreements are not accounted for as hedging instruments under ASC 815.

b  Agreements may be terminated at will by either party without penalty. Payment is due at termination/maturity.

c  Reflects the floating financing rate, as of May 31, 2023, on the notional amount of the swap agreement paid to the counterparty or received from the counterparty, excluding any commissions. This amount is included as part of the unrealized appreciation/(depreciation).

d  The Fund discloses amounts due to the Fund from the counterparty (unrealized appreciation on swap agreements) at period end as an asset on its Statement of Assets and Liabilities. Amounts due to the counterparty from the Fund (unrealized depreciation on swap agreements) are disclosed as a liability on its Statement of Assets and Liabilities. The Fund presents these amounts on a gross basis and does not offset or "net" these amounts on its Statement of Assets and Liabilities.

See accompanying notes to the financial statements.

16 :: EUM SHORT MSCI EMERGING MARKETS :: MAY 31, 2023 :: SCHEDULE OF PORTFOLIO INVESTMENTS PROSHARES TRUST

e  Represents the "uncollateralized" amount due from or (to) the counterparty at period end. These amounts could be due to timing differences between the movement of collateral in relation to market movements, or due to agreement provisions allowing minimum "thresholds" that would need to be exceeded prior to the movement of collateral. To the extent that a net amount is due from a counterparty, the Fund would be exposed to the counterparty by such amount and could suffer losses or delays in recovery of that amount in the event of a counterparty default.

f  In order to facilitate the daily valuation of these swap transactions as of close of business New York time, one or more financial products traded on a U.S. exchange are used as the reference entity as a surrogate for the respective underlying index for the purposes of both daily valuation calculation as well as final settlement of the swap.

See accompanying notes to the financial statements.

PROSHARES TRUST SCHEDULE OF PORTFOLIO INVESTMENTS :: MAY 31, 2023 :: SHORT MSCI EMERGING MARKETS EUM :: 17

Investments	Principal Amount	Value
Short-Term Investments — 120.9%
Repurchase Agreements (a) — 19.5%
Repurchase Agreements with various counterparties, rates 4.95% - 5.05%, dated 5/31/2023, due 6/1/2023, total to be received $219,376,579 (Cost $219,345,877)	$219,345,877	$219,345,877
U.S. Treasury Obligations (b) — 101.4%
U.S. Treasury Bills
4.79%, 7/11/2023 (c)	35,000,000	34,806,333
4.72%, 7/20/2023 (c)	75,000,000	74,482,948
4.88%, 8/3/2023 (c)	50,000,000	49,550,797
4.92%, 8/8/2023 (c)	50,000,000	49,531,437
4.84%, 8/10/2023 (c)	50,000,000	49,501,189
5.12%, 8/15/2023 (c)	25,000,000	24,734,627
5.15%, 8/17/2023 (c)	25,000,000	24,728,829
5.07%, 8/22/2023 (c)	50,000,000	49,415,276
5.24%, 8/24/2023 (c)	25,000,000	24,699,632
5.16%, 8/29/2023 (c)	25,000,000	24,679,229
5.07%, 8/31/2023 (c)	75,000,000	74,004,972
5.10%, 9/5/2023 (c)	25,000,000	24,664,633
4.84%, 9/7/2023 (c)	50,000,000	49,313,637
5.02%, 9/12/2023 (c)	25,000,000	24,637,354
4.66%, 9/14/2023 (c)	100,000,000	98,524,167
5.23%, 9/19/2023 (c)	50,000,000	49,207,466
4.76%, 9/21/2023 (c)	100,000,000	98,415,978
4.80%, 9/28/2023 (c)	75,000,000	73,751,740
4.84%, 10/12/2023 (c)	50,000,000	49,034,364
5.32%, 10/26/2023 (c)	50,000,000	48,926,339
5.22%, 11/2/2023 (c)	50,000,000	48,889,114
5.20%, 11/9/2023 (c)	25,000,000	24,409,294
5.26%, 11/16/2023 (c)	25,000,000	24,392,138
5.36%, 11/24/2023 (c)	25,000,000	24,364,424
0.00%, 11/30/2023 (c)	25,000,000	24,339,460
Total U.S. Treasury Obligations (Cost $1,143,793,900)		1,143,005,377
Total Short-Term Investments (Cost $1,363,139,777)		1,362,351,254
Total Investments — 120.9% (Cost $1,363,139,777)		1,362,351,254
Liabilities in excess of other assets — (20.9%)		(235,940,926)
Net Assets — 100.0%		$1,126,410,328

(a)  The Fund invests in Repurchase Agreements jointly with other funds in the Trust. See "Repurchase Agreements" in the Notes to Financial Statements to view the details of each individual agreement and counterparty as well as a description of the securities subject to repurchase.

(b)  All or a portion of these securities are segregated in connection with obligations for swaps with a total value of $270,667,214.

(c)  The rate shown was the current yield as of May 31, 2023.

As of May 31, 2023, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investment securities and derivative instruments, if applicable, for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$7,626
Aggregate gross unrealized depreciation	(270,831,736)
Net unrealized depreciation	$(270,824,110)
Federal income tax cost	$1,363,139,777

Futures Contracts Sold

Short QQQ had the following open short futures contracts as of May 31, 2023:

	Number of Contracts	Expiration Date	Trading Currency	Notional Amount	Value and Unrealized Depreciation
NASDAQ 100 E-Mini Index	172	6/16/2023	USD	$49,193,720	$(3,595,375)

See accompanying notes to the financial statements.

18 :: PSQ SHORT QQQ :: MAY 31, 2023 :: SCHEDULE OF PORTFOLIO INVESTMENTS PROSHARES TRUST

Swap Agreementsa

Short QQQ had the following open non-exchange traded total return swap agreements as of May 31, 2023:

Notional Amount ($)	Termination Date[b]	Counterparty	Rate Paid (Received)[c]	Reference Instrument	Value and Unrealized Depreciation[d] ($)	Financial Instruments for the Benefit of (the Fund)/the Counterparty ($)	Cash Collateral for the Benefit of (the Fund)/the Counterparty ($)	Net Amount[e] ($)
(78,796,610)	3/6/2025	Bank of America NA	(5.38)%	NASDAQ-100 Index®	(5,925,039)	5,925,039	—	—
(85,139,680)	11/6/2023	Barclays Capital	(5.28)%	NASDAQ-100 Index®	(49,620,155)	—	49,620,155	—
(68,391,124)	11/6/2023	BNP Paribas SA	(5.43)%	NASDAQ-100 Index®	(32,140,130)	32,140,130	—	—
(196,407,106)	11/6/2023	Citibank NA	(5.56)%	NASDAQ-100 Index®	(52,691,427)	52,691,427	—	—
(144,365,424)	11/7/2024	Goldman Sachs International	(5.43)%	NASDAQ-100 Index®	(19,613,898)	17,653,898	1,960,000	—
(157,963,825)	11/7/2023	J.P. Morgan Securities	(5.23)%	NASDAQ-100 Index®	(10,135,467)	10,135,467	—	—
(95,103,288)	3/6/2024	Morgan Stanley & Co. International plc	(4.88)%	NASDAQ-100 Index®	(29,460,426)	29,460,426	—	—
(116,427,407)	11/14/2024	Societe Generale	(5.63)%	NASDAQ-100 Index®	(39,740,432)	39,740,432	—	—
(134,697,273)	11/7/2024	UBS AG	(5.23)%	NASDAQ-100 Index®	(27,113,238)	21,283,238	5,830,000	—
(1,077,291,737)					(266,440,212)
				Total Unrealized Depreciation	(266,440,212)

a  The Fund's Swap Agreements are not accounted for as hedging instruments under ASC 815.

b  Agreements may be terminated at will by either party without penalty. Payment is due at termination/maturity.

c  Reflects the floating financing rate, as of May 31, 2023, on the notional amount of the swap agreement paid to the counterparty or received from the counterparty, excluding any commissions. This amount is included as part of the unrealized appreciation/(depreciation).

d  The Fund discloses amounts due to the Fund from the counterparty (unrealized appreciation on swap agreements) at period end as an asset on its Statement of Assets and Liabilities. Amounts due to the counterparty from the Fund (unrealized depreciation on swap agreements) are disclosed as a liability on its Statement of Assets and Liabilities. The Fund presents these amounts on a gross basis and does not offset or "net" these amounts on its Statement of Assets and Liabilities.

e  Represents the "uncollateralized" amount due from or (to) the counterparty at period end. These amounts could be due to timing differences between the movement of collateral in relation to market movements, or due to agreement provisions allowing minimum "thresholds" that would need to be exceeded prior to the movement of collateral. To the extent that a net amount is due from a counterparty, the Fund would be exposed to the counterparty by such amount and could suffer losses or delays in recovery of that amount in the event of a counterparty default.

Abbreviations

USD  U.S. Dollar

See accompanying notes to the financial statements.

PROSHARES TRUST SCHEDULE OF PORTFOLIO INVESTMENTS :: MAY 31, 2023 :: SHORT QQQ PSQ :: 19

Investments	Principal Amount	Value
Short-Term Investments — 90.9%
Repurchase Agreements (a) — 90.9%
Repurchase Agreements with various counterparties, rates 4.95% - 5.05%, dated 5/31/2023, due 6/1/2023, total to be received $50,490,330 (Cost $50,483,264)	$50,483,264	$50,483,264
Total Investments — 90.9% (Cost $50,483,264)		50,483,264
Other assets less liabilities — 9.1%		5,033,581
Net Assets — 100.0%		$55,516,845

(a)  The Fund invests in Repurchase Agreements jointly with other funds in the Trust. See "Repurchase Agreements" in the Notes to Financial Statements to view the details of each individual agreement and counterparty as well as a description of the securities subject to repurchase.

As of May 31, 2023, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investment securities and derivative instruments, if applicable, for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$617,381
Aggregate gross unrealized depreciation	(543,891)
Net unrealized appreciation	$73,490
Federal income tax cost	$50,483,264

Swap Agreementsa

Short Real Estate had the following open non-exchange traded total return swap agreements as of May 31, 2023:

Notional Amount ($)	Termination Date[b]	Counterparty	Rate Paid (Received)[c]	Reference Instrument	Value and Unrealized Appreciation/ (Depreciation)[d] ($)	Financial Instruments for the Benefit of (the Fund)/the Counterparty ($)	Cash Collateral for the Benefit of (the Fund)/the Counterparty ($)	Net Amount[e] ($)
(33,427,126)	3/6/2025	Bank of America NA	(5.43)%	S&P Real Estate Select Sector Index[f]	501,703	(501,703)	—	—
(11,096,800)	3/6/2025	BNP Paribas SA	(5.28)%	S&P Real Estate Select Sector Index[f]	(261,693)	—	261,693	—
(1,071,206)	4/7/2025	Citibank NA	(4.98)%	S&P Real Estate Select Sector Index[f]	38,733	—	—	38,733
(2,380,005)	3/6/2025	Goldman Sachs International	(5.18)%	S&P Real Estate Select Sector Index[f]	(194,381)	—	194,381	—
(5,645,734)	3/6/2025	Societe Generale	(5.13)%	S&P Real Estate Select Sector Index[f]	76,945	—	—	76,945
(1,894,395)	3/6/2025	UBS AG	(4.73)%	S&P Real Estate Select Sector Index[f]	(87,817)	—	87,817	—
(55,515,266)					73,490
				Total Unrealized Appreciation	617,381
				Total Unrealized Depreciation	(543,891)

a  The Fund's Swap Agreements are not accounted for as hedging instruments under ASC 815.

b  Agreements may be terminated at will by either party without penalty. Payment is due at termination/maturity.

c  Reflects the floating financing rate, as of May 31, 2023, on the notional amount of the swap agreement paid to the counterparty or received from the counterparty, excluding any commissions. This amount is included as part of the unrealized appreciation/(depreciation).

d  The Fund discloses amounts due to the Fund from the counterparty (unrealized appreciation on swap agreements) at period end as an asset on its Statement of Assets and Liabilities. Amounts due to the counterparty from the Fund (unrealized depreciation on swap agreements) are disclosed as a liability on its Statement of Assets and Liabilities. The Fund presents these amounts on a gross basis and does not offset or "net" these amounts on its Statement of Assets and Liabilities.

See accompanying notes to the financial statements.

20 :: REK SHORT REAL ESTATE :: MAY 31, 2023 :: SCHEDULE OF PORTFOLIO INVESTMENTS PROSHARES TRUST

e  Represents the "uncollateralized" amount due from or (to) the counterparty at period end. These amounts could be due to timing differences between the movement of collateral in relation to market movements, or due to agreement provisions allowing minimum "thresholds" that would need to be exceeded prior to the movement of collateral. To the extent that a net amount is due from a counterparty, the Fund would be exposed to the counterparty by such amount and could suffer losses or delays in recovery of that amount in the event of a counterparty default.

f  See the Common Stocks section of the Schedule of Portfolio Investments of ProShares Ultra Real Estate for the components of the underlying reference instrument and their relative weightings.

See accompanying notes to the financial statements.

PROSHARES TRUST SCHEDULE OF PORTFOLIO INVESTMENTS :: MAY 31, 2023 :: SHORT REAL ESTATE REK :: 21

Investments	Principal Amount	Value
Short-Term Investments — 97.4%
Repurchase Agreements (a) — 21.1%
Repurchase Agreements with various counterparties, rates 4.95% - 5.05%, dated 5/31/2023, due 6/1/2023, total to be received $95,179,713 (Cost $95,166,391)	$95,166,391	$95,166,391
U.S. Treasury Obligations (b) — 76.3%
U.S. Treasury Bills
4.92%, 8/8/2023 (c)	25,000,000	24,765,719
5.12%, 8/15/2023 (c)	25,000,000	24,734,627
5.01%, 9/7/2023 (c)	25,000,000	24,656,818
5.02%, 9/12/2023 (c)	25,000,000	24,637,354
4.76%, 9/21/2023 (c)	125,000,000	123,019,973
4.84%, 10/12/2023 (c)	50,000,000	49,034,365
5.32%, 10/26/2023 (c)	25,000,000	24,463,169
5.22%, 11/2/2023 (c)	25,000,000	24,444,557
5.20%, 11/9/2023 (c)	25,000,000	24,409,294
Total U.S. Treasury Obligations (Cost $344,490,326)		344,165,876
Total Short-Term Investments (Cost $439,656,717)		439,332,267
Total Investments — 97.4% (Cost $439,656,717)		439,332,267
Other assets less liabilities — 2.6%		11,708,346
Net Assets — 100.0%		$451,040,613

(a)  The Fund invests in Repurchase Agreements jointly with other funds in the Trust. See "Repurchase Agreements" in the Notes to Financial Statements to view the details of each individual agreement and counterparty as well as a description of the securities subject to repurchase.

(b)  All or a portion of these securities are segregated in connection with obligations for swaps with a total value of $22,878,467.

(c)  The rate shown was the current yield as of May 31, 2023.

As of May 31, 2023, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investment securities and derivative instruments, if applicable, for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$11,918,874
Aggregate gross unrealized depreciation	(3,766,238)
Net unrealized appreciation	$8,152,636
Federal income tax cost	$439,656,717

Futures Contracts Sold

Short Russell2000 had the following open short futures contracts as of May 31, 2023:

	Number of Contracts	Expiration Date	Trading Currency	Notional Amount	Value and Unrealized Appreciation
Russell 2000 E-Mini Index	329	6/16/2023	USD	$28,817,110	$870,124

Swap Agreementsa

Short Russell2000 had the following open non-exchange traded total return swap agreements as of May 31, 2023:

Notional Amount ($)	Termination Date[b]	Counterparty	Rate Paid (Received)[c]	Reference Instrument	Value and Unrealized Appreciation/ (Depreciation)[d] ($)	Financial Instruments for the Benefit of (the Fund)/the Counterparty ($)	Cash Collateral for the Benefit of (the Fund)/the Counterparty ($)	Net Amount[e] ($)
(37,755,697)	3/6/2024	Bank of America NA	(4.43)%	Russell 2000® Index	(2,498,856)	2,378,856	120,000	—
(69,216,154)	11/6/2023	Barclays Capital	(5.18)%	Russell 2000® Index	(942,932)	—	942,932	—
(68,605,526)	2/11/2025	BNP Paribas SA	(4.93)%	Russell 2000® Index	435,716	—	—	435,716
(95,922,812)	3/6/2025	Citibank NA	(4.89)%	Russell 2000® Index	1,418,413	(483,896)	—	934,517

See accompanying notes to the financial statements.

22 :: RWM SHORT RUSSELL2000 :: MAY 31, 2023 :: SCHEDULE OF PORTFOLIO INVESTMENTS PROSHARES TRUST

Notional Amount ($)	Termination Date[b]	Counterparty	Rate Paid (Received)[c]	Reference Instrument	Value and Unrealized Appreciation/ (Depreciation)[d] ($)	Financial Instruments for the Benefit of (the Fund)/the Counterparty ($)	Cash Collateral for the Benefit of (the Fund)/the Counterparty ($)	Net Amount[e] ($)
(36,699,665)	11/7/2024	Goldman Sachs International	(5.08)%	Russell 2000® Index	2,828,060	(2,489,914)	—	338,146
(28,547,289)	3/6/2024	Morgan Stanley & Co. International plc	(4.78)%	Russell 2000® Index	895,507	—	(532,000)	363,507
(50,312,936)	11/14/2024	Societe Generale	(4.73)%	Russell 2000® Index	2,132,839	(1,618,522)	—	514,317
(35,186,618)	11/7/2024	UBS AG	(4.58)%	Russell 2000® Index	3,338,215	(2,932,506)	(2,243)	403,466
(422,246,697)					7,606,962
				Total Unrealized Appreciation	11,048,750
				Total Unrealized Depreciation	(3,441,788)

a  The Fund's Swap Agreements are not accounted for as hedging instruments under ASC 815.

b  Agreements may be terminated at will by either party without penalty. Payment is due at termination/maturity.

c  Reflects the floating financing rate, as of May 31, 2023, on the notional amount of the swap agreement paid to the counterparty or received from the counterparty, excluding any commissions. This amount is included as part of the unrealized appreciation/(depreciation).

d  The Fund discloses amounts due to the Fund from the counterparty (unrealized appreciation on swap agreements) at period end as an asset on its Statement of Assets and Liabilities. Amounts due to the counterparty from the Fund (unrealized depreciation on swap agreements) are disclosed as a liability on its Statement of Assets and Liabilities. The Fund presents these amounts on a gross basis and does not offset or "net" these amounts on its Statement of Assets and Liabilities.

e  Represents the "uncollateralized" amount due from or (to) the counterparty at period end. These amounts could be due to timing differences between the movement of collateral in relation to market movements, or due to agreement provisions allowing minimum "thresholds" that would need to be exceeded prior to the movement of collateral. To the extent that a net amount is due from a counterparty, the Fund would be exposed to the counterparty by such amount and could suffer losses or delays in recovery of that amount in the event of a counterparty default.

Abbreviations

USD  U.S. Dollar

See accompanying notes to the financial statements.

PROSHARES TRUST SCHEDULE OF PORTFOLIO INVESTMENTS :: MAY 31, 2023 :: SHORT RUSSELL2000 RWM :: 23

Investments	Principal Amount	Value
Short-Term Investments — 113.0%
Repurchase Agreements (a) — 24.2%
Repurchase Agreements with various counterparties, rates 4.95% - 5.05%, dated 5/31/2023, due 6/1/2023, total to be received $543,359,796 (Cost $543,283,752)	$543,283,752	$543,283,752
U.S. Treasury Obligations (b) — 88.8%
U.S. Treasury Bills
4.79%, 7/11/2023 (c)	100,000,000	99,446,667
4.72%, 7/13/2023 (c)	50,000,000	49,704,527
4.72%, 7/20/2023 (c)	100,000,000	99,310,597
4.88%, 8/3/2023 (c)	75,000,000	74,326,195
4.92%, 8/8/2023 (c)	150,000,000	148,594,313
4.84%, 8/10/2023 (c)	50,000,000	49,501,189
5.12%, 8/15/2023 (c)	50,000,000	49,469,254
5.15%, 8/17/2023 (c)	50,000,000	49,457,658
5.07%, 8/22/2023 (c)	50,000,000	49,415,276
5.14%, 8/24/2023 (c)	100,000,000	98,798,528
5.16%, 8/29/2023 (c)	25,000,000	24,679,229
5.07%, 8/31/2023 (c)	50,000,000	49,336,648
5.10%, 9/5/2023 (c)	25,000,000	24,664,633
4.79%, 9/7/2023 (c)	75,000,000	73,970,455
5.02%, 9/12/2023 (c)	25,000,000	24,637,354
4.66%, 9/14/2023 (c)	100,000,000	98,524,167
5.23%, 9/19/2023 (c)	100,000,000	98,414,931
4.75%, 9/21/2023 (c)	200,000,000	196,831,956
4.80%, 9/28/2023 (c)	100,000,000	98,335,653
5.32%, 10/26/2023 (c)	100,000,000	97,852,677
5.22%, 11/2/2023 (c)	75,000,000	73,333,672
5.20%, 11/9/2023 (c)	50,000,000	48,818,588
5.26%, 11/16/2023 (c)	75,000,000	73,176,413
5.36%, 11/24/2023 (c)	100,000,000	97,457,696
0.00%, 11/30/2023 (c)	150,000,000	146,036,760
Total U.S. Treasury Obligations (Cost $1,995,146,294)		1,994,095,036
Total Short-Term Investments (Cost $2,538,430,046)		2,537,378,788
Total Investments — 113.0% (Cost $2,538,430,046)		2,537,378,788
Liabilities in excess of other assets — (13.0%)		(292,048,615)
Net Assets — 100.0%		$2,245,330,173

(a)  The Fund invests in Repurchase Agreements jointly with other funds in the Trust. See "Repurchase Agreements" in the Notes to Financial Statements to view the details of each individual agreement and counterparty as well as a description of the securities subject to repurchase.

(b)  All or a portion of these securities are segregated in connection with obligations for swaps with a total value of $271,185,886.

(c)  The rate shown was the current yield as of May 31, 2023.

As of May 31, 2023, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investment securities and derivative instruments, if applicable, for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$28,621
Aggregate gross unrealized depreciation	(131,157,099)
Net unrealized depreciation	$(131,128,478)
Federal income tax cost	$2,538,430,046

Futures Contracts Sold

Short S&P500® had the following open short futures contracts as of May 31, 2023:

	Number of Contracts	Expiration Date	Trading Currency	Notional Amount	Value and Unrealized Depreciation
S&P 500 E-Mini Index	561	6/16/2023	USD	$117,543,525	$(6,121,250)

See accompanying notes to the financial statements.

24 :: SH SHORT S&P500® :: MAY 31, 2023 :: SCHEDULE OF PORTFOLIO INVESTMENTS PROSHARES TRUST

Swap Agreementsa

Short S&P500® had the following open non-exchange traded total return swap agreements as of May 31, 2023:

Notional Amount ($)	Termination Date[b]	Counterparty	Rate Paid (Received)[c]	Reference Instrument	Value and Unrealized Depreciation[d] ($)	Financial Instruments for the Benefit of (the Fund)/the Counterparty ($)	Cash Collateral for the Benefit of (the Fund)/the Counterparty ($)	Net Amount[e] ($)
(224,126,664)	11/6/2023	Bank of America NA	(5.13)%	S&P 500®	(55,538,689)	55,538,689	—	—
(200,518,985)	2/11/2025	BNP Paribas SA	(5.38)%	S&P 500®	(1,546,560)	—	1,546,560	—
(368,263,922)	3/6/2025	Citibank NA	(5.56)%	S&P 500®	(6,364,081)	6,364,081	—	—
(272,186,350)	11/7/2024	Goldman Sachs International	(5.43)%	S&P 500®	(16,978,726)	15,208,726	1,770,000	—
(365,655,708)	11/7/2023	J.P. Morgan Securities	(5.23)%	S&P 500®	(3,045,088)	3,045,088	—	—
(128,546,492)	3/6/2024	Morgan Stanley & Co. International plc	(4.88)%	S&P 500®	(11,704,615)	10,504,615	1,200,000	—
(285,791,696)	11/14/2024	Societe Generale	(5.28)%	S&P 500®	(21,353,015)	19,223,015	2,130,000	—
(282,743,380)	11/7/2024	UBS AG	(5.23)%	S&P 500®	(7,425,196)	7,425,196	—	—
(2,127,833,197)					(123,955,970)
				Total Unrealized Depreciation	(123,955,970)

a  The Fund's Swap Agreements are not accounted for as hedging instruments under ASC 815.

b  Agreements may be terminated at will by either party without penalty. Payment is due at termination/maturity.

c  Reflects the floating financing rate, as of May 31, 2023, on the notional amount of the swap agreement paid to the counterparty or received from the counterparty, excluding any commissions. This amount is included as part of the unrealized appreciation/(depreciation).

d  The Fund discloses amounts due to the Fund from the counterparty (unrealized appreciation on swap agreements) at period end as an asset on its Statement of Assets and Liabilities. Amounts due to the counterparty from the Fund (unrealized depreciation on swap agreements) are disclosed as a liability on its Statement of Assets and Liabilities. The Fund presents these amounts on a gross basis and does not offset or "net" these amounts on its Statement of Assets and Liabilities.

e  Represents the "uncollateralized" amount due from or (to) the counterparty at period end. These amounts could be due to timing differences between the movement of collateral in relation to market movements, or due to agreement provisions allowing minimum "thresholds" that would need to be exceeded prior to the movement of collateral. To the extent that a net amount is due from a counterparty, the Fund would be exposed to the counterparty by such amount and could suffer losses or delays in recovery of that amount in the event of a counterparty default.

Abbreviations

USD  U.S. Dollar

See accompanying notes to the financial statements.

PROSHARES TRUST SCHEDULE OF PORTFOLIO INVESTMENTS :: MAY 31, 2023 :: SHORT S&P500® SH :: 25

Investments	Principal Amount	Value
Short-Term Investments — 89.5%
Repurchase Agreements (a) — 89.5%
Repurchase Agreements with various counterparties, rates 4.95% - 5.05%, dated 5/31/2023, due 6/1/2023, total to be received $26,907,471 (Cost $26,903,706)	$26,903,706	$26,903,706
Total Investments — 89.5% (Cost $26,903,706)		26,903,706
Other assets less liabilities — 10.5%		3,156,759
Net Assets — 100.0%		$30,060,465

(a)  The Fund invests in Repurchase Agreements jointly with other funds in the Trust. See "Repurchase Agreements" in the Notes to Financial Statements to view the details of each individual agreement and counterparty as well as a description of the securities subject to repurchase.

As of May 31, 2023, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investment securities and derivative instruments, if applicable, for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$1,013,882
Aggregate gross unrealized depreciation	—
Net unrealized appreciation	$1,013,882
Federal income tax cost	$26,903,706

Swap Agreementsa

Short SmallCap600 had the following open non-exchange traded total return swap agreements as of May 31, 2023:

Notional Amount ($)	Termination Date[b]	Counterparty	Rate Paid (Received)[c]	Reference Instrument	Value and Unrealized Appreciation[d] ($)	Financial Instruments for the Benefit of (the Fund)/the Counterparty ($)	Cash Collateral for the Benefit of (the Fund)/the Counterparty ($)	Net Amount[e] ($)
(6,447,132)	3/6/2024	Bank of America NA	(5.08)%	S&P SmallCap 600®	207,277	—	—	207,277
(6,493,296)	3/6/2025	Citibank NA	(5.23)%	S&P SmallCap 600®	187,161	(903)	—	186,258
(1,114,681)	3/6/2024	Morgan Stanley & Co. International plc	(4.73)%	S&P SmallCap 600®	51,366	—	—	51,366
(13,039,511)	11/14/2024	Societe Generale	(4.73)%	S&P SmallCap 600®	344,272	(267,400)	—	76,872
(2,965,726)	3/6/2024	UBS AG	(4.93)%	S&P SmallCap 600®	223,806	(223,806)	—	—
(30,060,346)					1,013,882
				Total Unrealized Appreciation	1,013,882

a  The Fund's Swap Agreements are not accounted for as hedging instruments under ASC 815.

b  Agreements may be terminated at will by either party without penalty. Payment is due at termination/maturity.

c  Reflects the floating financing rate, as of May 31, 2023, on the notional amount of the swap agreement paid to the counterparty or received from the counterparty, excluding any commissions. This amount is included as part of the unrealized appreciation/(depreciation).

d  The Fund discloses amounts due to the Fund from the counterparty (unrealized appreciation on swap agreements) at period end as an asset on its Statement of Assets and Liabilities. Amounts due to the counterparty from the Fund (unrealized depreciation on swap agreements) are disclosed as a liability on its Statement of Assets and Liabilities. The Fund presents these amounts on a gross basis and does not offset or "net" these amounts on its Statement of Assets and Liabilities.

e  Represents the "uncollateralized" amount due from or (to) the counterparty at period end. These amounts could be due to timing differences between the movement of collateral in relation to market movements, or due to agreement provisions allowing minimum "thresholds" that would need to be exceeded prior to the movement of collateral. To the extent that a net amount is due from a counterparty, the Fund would be exposed to the counterparty by such amount and could suffer losses or delays in recovery of that amount in the event of a counterparty default.

See accompanying notes to the financial statements.

26 :: SBB SHORT SMALLCAP600 :: MAY 31, 2023 :: SCHEDULE OF PORTFOLIO INVESTMENTS PROSHARES TRUST

Investments	Principal Amount	Value
Short-Term Investments — 94.4%
Repurchase Agreements (a) — 94.4%
Repurchase Agreements with various counterparties, rates 4.95% - 5.05%, dated 5/31/2023, due 6/1/2023, total to be received $9,371,424 (Cost $9,370,113)	$9,370,113	$9,370,113
Total Investments — 94.4% (Cost $9,370,113)		9,370,113
Other assets less liabilities — 5.6%		554,394
Net Assets — 100.0%		$9,924,507

(a)  The Fund invests in Repurchase Agreements jointly with other funds in the Trust. See "Repurchase Agreements" in the Notes to Financial Statements to view the details of each individual agreement and counterparty as well as a description of the securities subject to repurchase.

As of May 31, 2023, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investment securities and derivative instruments, if applicable, for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$69,782
Aggregate gross unrealized depreciation	(3,662,641)
Net unrealized depreciation	$(3,592,859)
Federal income tax cost	$9,370,113

Futures Contracts Purchased

Ultra 7-10 Year Treasury had the following open long futures contracts as of May 31, 2023:

	Number of Contracts	Expiration Date	Trading Currency	Notional Amount	Value and Unrealized Appreciation
U.S. Treasury 10 Year Note	2	9/20/2023	USD	$228,875	$2,215

Swap Agreementsa

Ultra 7-10 Year Treasury had the following open non-exchange traded total return swap agreements as of May 31, 2023:

Notional Amount ($)	Termination Date[b]	Counterparty	Rate Paid (Received)[c]	Reference Instrument	Value and Unrealized Appreciation/ (Depreciation)[d] ($)	Financial Instruments for the Benefit of (the Fund)/the Counterparty ($)	Cash Collateral for the Benefit of (the Fund)/the Counterparty ($)	Net Amount[e] ($)
6,147,314	11/6/2024	Bank of America NA	4.59%	ICE U.S. Treasury 7-10 Year Bond Index	67,567	—	(2,787)	64,780
7,107,053	11/8/2023	Citibank NA	4.93%	ICE U.S. Treasury 7-10 Year Bond Index	(818,673)	—	818,673	—
6,434,017	11/6/2024	Goldman Sachs International	4.86%	ICE U.S. Treasury 7-10 Year Bond Index	(2,843,968)	—	2,843,968	—
19,688,384					(3,595,074)
				Total Unrealized Appreciation	67,567
				Total Unrealized Depreciation	(3,662,641)

a  The Fund's Swap Agreements are not accounted for as hedging instruments under ASC 815.

b  Agreements may be terminated at will by either party without penalty. Payment is due at termination/maturity.

c  Reflects the floating financing rate, as of May 31, 2023, on the notional amount of the swap agreement paid to the counterparty or received from the counterparty, excluding any commissions. This amount is included as part of the unrealized appreciation/(depreciation).

See accompanying notes to the financial statements.

PROSHARES TRUST SCHEDULE OF PORTFOLIO INVESTMENTS :: MAY 31, 2023 :: ULTRA 7-10 YEAR TREASURY UST :: 27

d  The Fund discloses amounts due to the Fund from the counterparty (unrealized appreciation on swap agreements) at period end as an asset on its Statement of Assets and Liabilities. Amounts due to the counterparty from the Fund (unrealized depreciation on swap agreements) are disclosed as a liability on its Statement of Assets and Liabilities. The Fund presents these amounts on a gross basis and does not offset or "net" these amounts on its Statement of Assets and Liabilities.

e  Represents the "uncollateralized" amount due from or (to) the counterparty at period end. These amounts could be due to timing differences between the movement of collateral in relation to market movements, or due to agreement provisions allowing minimum "thresholds" that would need to be exceeded prior to the movement of collateral. To the extent that a net amount is due from a counterparty, the Fund would be exposed to the counterparty by such amount and could suffer losses or delays in recovery of that amount in the event of a counterparty default.

Abbreviations

USD  U.S. Dollar

See accompanying notes to the financial statements.

28 :: UST ULTRA 7-10 YEAR TREASURY :: MAY 31, 2023 :: SCHEDULE OF PORTFOLIO INVESTMENTS PROSHARES TRUST

Investments	Principal Amount	Value
Short-Term Investments — 92.8%
Repurchase Agreements (a) — 92.8%
Repurchase Agreements with various counterparties, rates 4.95% - 5.05%, dated 5/31/2023, due 6/1/2023, total to be received $54,492,348 (Cost $54,484,723)	$54,484,723	$54,484,723
Total Investments — 92.8% (Cost $54,484,723)		54,484,723
Other assets less liabilities — 7.2%		4,233,695
Net Assets — 100.0%		$58,718,418

(a)  The Fund invests in Repurchase Agreements jointly with other funds in the Trust. See "Repurchase Agreements" in the Notes to Financial Statements to view the details of each individual agreement and counterparty as well as a description of the securities subject to repurchase.

As of May 31, 2023, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investment securities and derivative instruments, if applicable, for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$1,860,001
Aggregate gross unrealized depreciation	(2,875,364)
Net unrealized depreciation	$(1,015,363)
Federal income tax cost	$54,484,723

Futures Contracts Purchased

Ultra 20+ Year Treasury had the following open long futures contracts as of May 31, 2023:

	Number of Contracts	Expiration Date	Trading Currency	Notional Amount	Value and Unrealized Appreciation
U.S. Treasury Long Bond	13	9/20/2023	USD	$1,670,094	$34,913

Swap Agreementsa

Ultra 20+ Year Treasury had the following open non-exchange traded total return swap agreements as of May 31, 2023:

Notional Amount ($)	Termination Date[b]	Counterparty	Rate Paid (Received)[c]	Reference Instrument	Value and Unrealized Appreciation/ (Depreciation)[d] ($)	Financial Instruments for the Benefit of (the Fund)/the Counterparty ($)	Cash Collateral for the Benefit of (the Fund)/the Counterparty ($)	Net Amount[e] ($)
28,393,168	11/6/2024	Bank of America NA	4.78%	ICE U.S. Treasury 20+ Year Bond Index	1,318,919	(1,099,345)	(17,209)	202,365
23,542,213	11/8/2023	Citibank NA	5.00%	ICE U.S. Treasury 20+ Year Bond Index	(1,099,494)	—	1,099,494	—
33,055,096	11/6/2024	Goldman Sachs International	4.66%	ICE U.S. Treasury 20+ Year Bond Index	(1,775,870)	—	1,775,870	—
31,014,594	11/6/2024	Societe Generale	5.22%	ICE U.S. Treasury 20+ Year Bond Index	506,169	—	—	506,169
116,005,071					(1,050,276)
				Total Unrealized Appreciation	1,825,088
				Total Unrealized Depreciation	(2,875,364)

a  The Fund's Swap Agreements are not accounted for as hedging instruments under ASC 815.

b  Agreements may be terminated at will by either party without penalty. Payment is due at termination/maturity.

See accompanying notes to the financial statements.

PROSHARES TRUST SCHEDULE OF PORTFOLIO INVESTMENTS :: MAY 31, 2023 :: ULTRA 20+ YEAR TREASURY UBT :: 29

c  Reflects the floating financing rate, as of May 31, 2023, on the notional amount of the swap agreement paid to the counterparty or received from the counterparty, excluding any commissions. This amount is included as part of the unrealized appreciation/(depreciation).

d  The Fund discloses amounts due to the Fund from the counterparty (unrealized appreciation on swap agreements) at period end as an asset on its Statement of Assets and Liabilities. Amounts due to the counterparty from the Fund (unrealized depreciation on swap agreements) are disclosed as a liability on its Statement of Assets and Liabilities. The Fund presents these amounts on a gross basis and does not offset or "net" these amounts on its Statement of Assets and Liabilities.

e  Represents the "uncollateralized" amount due from or (to) the counterparty at period end. These amounts could be due to timing differences between the movement of collateral in relation to market movements, or due to agreement provisions allowing minimum "thresholds" that would need to be exceeded prior to the movement of collateral. To the extent that a net amount is due from a counterparty, the Fund would be exposed to the counterparty by such amount and could suffer losses or delays in recovery of that amount in the event of a counterparty default.

Abbreviations

USD  U.S. Dollar

See accompanying notes to the financial statements.

30 :: UBT ULTRA 20+ YEAR TREASURY :: MAY 31, 2023 :: SCHEDULE OF PORTFOLIO INVESTMENTS PROSHARES TRUST

Investments	Shares	Value
Common Stocks — 70.1%
Diversified Telecommunication Services — 4.8%
AT&T, Inc.	1,117	$17,570
Verizon Communications, Inc.	561	19,989
		37,559
Entertainment — 15.4%
Activision Blizzard, Inc.*	264	21,173
Electronic Arts, Inc.	148	18,944
Live Nation Entertainment, Inc.*	81	6,475
Netflix, Inc.*	70	27,666
Take-Two Interactive Software, Inc.*	90	12,396
Walt Disney Co. (The)*	220	19,351
Warner Bros Discovery, Inc.*	1,259	14,201
		120,206
Interactive Media & Services — 37.2%
Alphabet, Inc., Class A*	619	76,057
Alphabet, Inc., Class C*	540	66,620
Match Group, Inc.*	159	5,485
Meta Platforms, Inc., Class A*	533	141,096
		289,258
Media — 10.1%
Charter Communications, Inc., Class A*	60	19,569
Comcast Corp., Class A	583	22,941
DISH Network Corp., Class A*	143	919
Fox Corp., Class A	169	5,273
Fox Corp., Class B	79	2,308
Interpublic Group of Cos., Inc. (The)	221	8,219
News Corp., Class A	218	3,992
News Corp., Class B	67	1,238
Omnicom Group, Inc.	115	10,142
Paramount Global, Class B (a)	288	4,380
		78,981
Wireless Telecommunication Services — 2.6%
T-Mobile US, Inc.*	148	20,313
Total Common Stocks (Cost $476,099)		546,317
Investments	Principal Amount	Value
Short-Term Investments — 13.4%
Repurchase Agreements (b) — 13.4%
Repurchase Agreements with various counterparties, rates 4.95% - 5.05%, dated 5/31/2023, due 6/1/2023, total to be received $104,172 (Cost $104,156)	$104,156	$104,156
Total Investments — 83.5% (Cost $580,255)		650,473
Other assets less liabilities — 16.5%		128,242
Net Assets — 100.0%		$778,715

*  Non-income producing security.

(a)  The security or a portion of this security is on loan at May 31, 2023. The total value of securities on loan at May 31, 2023 was $3,772, collateralized in the form of U.S. Government Treasury Securities, interest rates ranging from 0.00% - 5.25%, and maturity dates ranging from July 15, 2023 - August 15, 2049. The total value of collateral is $4,038.

(b)  The Fund invests in Repurchase Agreements jointly with other funds in the Trust. See "Repurchase Agreements" in the Notes to Financial Statements to view the details of each individual agreement and counterparty as well as a description of the securities subject to repurchase.

As of May 31, 2023, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investment securities and derivative instruments, if applicable, for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$183,946
Aggregate gross unrealized depreciation	(12,231)
Net unrealized appreciation	$171,715
Federal income tax cost	$580,377

See accompanying notes to the financial statements.

PROSHARES TRUST SCHEDULE OF PORTFOLIO INVESTMENTS :: MAY 31, 2023 :: ULTRA COMMUNICATION SERVICES LTL :: 31

Swap Agreementsa

Ultra Communication Services had the following open non-exchange traded total return swap agreements as of May 31, 2023:

Notional Amount ($)	Termination Date[b]	Counterparty	Rate Paid (Received)[c]	Reference Instrument	Value and Unrealized Appreciation[d] ($)	Financial Instruments for the Benefit of (the Fund)/the Counterparty ($)	Cash Collateral for the Benefit of (the Fund)/the Counterparty ($)	Net Amount[e] ($)
434,993	3/6/2025	Bank of America NA	5.38%	S&P Communication Services Select Sector Index[f]	34,036	—	—	34,036
304,527	3/6/2025	Societe Generale	5.53%	S&P Communication Services Select Sector Index[f]	40,109	—	—	40,109
266,462	3/6/2025	UBS AG	5.43%	S&P Communication Services Select Sector Index[f]	27,474	—	—	27,474
1,005,982					101,619
				Total Unrealized Appreciation	101,619

a  The Fund's Swap Agreements are not accounted for as hedging instruments under ASC 815.

b  Agreements may be terminated at will by either party without penalty. Payment is due at termination/maturity.

c  Reflects the floating financing rate, as of May 31, 2023, on the notional amount of the swap agreement paid to the counterparty or received from the counterparty, excluding any commissions. This amount is included as part of the unrealized appreciation/(depreciation).

d  The Fund discloses amounts due to the Fund from the counterparty (unrealized appreciation on swap agreements) at period end as an asset on its Statement of Assets and Liabilities. Amounts due to the counterparty from the Fund (unrealized depreciation on swap agreements) are disclosed as a liability on its Statement of Assets and Liabilities. The Fund presents these amounts on a gross basis and does not offset or "net" these amounts on its Statement of Assets and Liabilities.

e  Represents the "uncollateralized" amount due from or (to) the counterparty at period end. These amounts could be due to timing differences between the movement of collateral in relation to market movements, or due to agreement provisions allowing minimum "thresholds" that would need to be exceeded prior to the movement of collateral. To the extent that a net amount is due from a counterparty, the Fund would be exposed to the counterparty by such amount and could suffer losses or delays in recovery of that amount in the event of a counterparty default.

f  See the Common Stocks section of the preceding Schedule of Portfolio Investments for the representative components of the underlying reference instrument and their relative weightings.

See accompanying notes to the financial statements.

32 :: LTL ULTRA COMMUNICATION SERVICES :: MAY 31, 2023 :: SCHEDULE OF PORTFOLIO INVESTMENTS PROSHARES TRUST

Investments	Shares	Value
Common Stocks — 78.1%
Automobile Components — 0.8%
Aptiv plc*	853	$75,132
BorgWarner, Inc.	737	32,671
		107,803
Automobiles — 15.0%
Ford Motor Co.	12,326	147,912
General Motors Co.	4,390	142,280
Tesla, Inc.*	8,106	1,653,057
		1,943,249
Broadline Retail — 21.2%
Amazon.com, Inc.*	21,897	2,640,340
eBay, Inc.	1,708	72,658
Etsy, Inc.*	396	32,096
		2,745,094
Distributors — 1.2%
Genuine Parts Co.	444	66,125
LKQ Corp.	799	42,147
Pool Corp.	123	38,896
		147,168
Hotels, Restaurants & Leisure — 16.0%
Booking Holdings, Inc.*	122	306,070
Caesars Entertainment, Inc.*	675	27,682
Carnival Corp.*	3,155	35,431
Chipotle Mexican Grill, Inc., Class A*	87	180,655
Darden Restaurants, Inc.	383	60,713
Domino's Pizza, Inc.	111	32,173
Expedia Group, Inc.*	465	44,505
Hilton Worldwide Holdings, Inc.	839	114,205
Las Vegas Sands Corp.*	1,035	57,060
Marriott International, Inc., Class A	847	142,118
McDonald's Corp.	1,573	448,478
MGM Resorts International	991	38,936
Norwegian Cruise Line Holdings Ltd.*	1,327	19,706
Royal Caribbean Cruises Ltd.*	691	55,950
Starbucks Corp.	3,618	353,262
Wynn Resorts Ltd.	325	32,077
Yum! Brands, Inc.	881	113,376
		2,062,397
Household Durables — 3.0%
DR Horton, Inc.	984	105,131
Garmin Ltd.	483	49,821
Lennar Corp., Class A	798	85,482
Mohawk Industries, Inc.*	166	15,279
Newell Brands, Inc.	1,185	9,847
NVR, Inc.*	10	55,542
Investments	Shares	Value
Common Stocks (continued)
PulteGroup, Inc.	710	$46,917
Whirlpool Corp.	172	22,238
		390,257
Leisure Products — 0.2%
Hasbro, Inc.	409	24,274
Specialty Retail — 17.2%
Advance Auto Parts, Inc.	187	13,630
AutoZone, Inc.*	59	140,824
Bath & Body Works, Inc.	719	25,338
Best Buy Co., Inc.	620	45,055
CarMax, Inc.*	497	35,888
Home Depot, Inc. (The)	3,072	870,758
Lowe's Cos., Inc.	1,904	382,952
O'Reilly Automotive, Inc.*	196	177,049
Ross Stores, Inc.	1,084	112,324
TJX Cos., Inc. (The)	3,638	279,362
Tractor Supply Co.	348	72,937
Ulta Beauty, Inc.*	160	65,573
		2,221,690
Textiles, Apparel & Luxury Goods — 3.5%
NIKE, Inc., Class B	3,754	395,146
Ralph Lauren Corp., Class A	129	13,714
Tapestry, Inc.	743	29,735
VF Corp.	1,040	17,909
		456,504
Total Common Stocks (Cost $10,691,986)		10,098,436
	Principal Amount
Short-Term Investments — 7.1%
Repurchase Agreements (a) — 7.1%
Repurchase Agreements with various counterparties, rates 4.95% - 5.05%, dated 5/31/2023, due 6/1/2023, total to be received $918,922 (Cost $918,794)	$918,794	918,794
Total Investments — 85.2% (Cost $11,610,780)		11,017,230
Other assets less liabilities — 14.8%		1,912,552
Net Assets — 100.0%		$12,929,782

See accompanying notes to the financial statements.

PROSHARES TRUST SCHEDULE OF PORTFOLIO INVESTMENTS :: MAY 31, 2023 :: ULTRA CONSUMER DISCRETIONARY UCC :: 33

*  Non-income producing security.

(a)  The Fund invests in Repurchase Agreements jointly with other funds in the Trust. See "Repurchase Agreements" in the Notes to Financial Statements to view the details of each individual agreement and counterparty as well as a description of the securities subject to repurchase.

As of May 31, 2023, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investment securities and derivative instruments, if applicable, for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$967,506
Aggregate gross unrealized depreciation	(986,432)
Net unrealized appreciation	$(18,926)
Federal income tax cost	$11,975,416

Swap Agreementsa

Ultra Consumer Discretionary had the following open non-exchange traded total return swap agreements as of May 31, 2023:

Notional Amount ($)	Termination Date[b]	Counterparty	Rate Paid (Received)[c]	Reference Instrument	Value and Unrealized Appreciation[d] ($)	Financial Instruments for the Benefit of (the Fund)/the Counterparty ($)	Cash Collateral for the Benefit of (the Fund)/the Counterparty ($)	Net Amount[e] ($)
8,123,291	3/6/2025	BNP Paribas SA	5.58%	S&P Consumer Discretionary Select Sector Index[f]	514,178	(511,352)	(2,826)	—
754,196	3/6/2025	Goldman Sachs International	5.68%	S&P Consumer Discretionary Select Sector Index[f]	7,752	—	—	7,752
3,440,543	3/6/2025	Societe Generale	5.63%	S&P Consumer Discretionary Select Sector Index[f]	310,685	(131,171)	—	179,514
3,391,589	3/6/2025	UBS AG	5.43%	S&P Consumer Discretionary Select Sector Index[f]	106,645	—	—	106,645
15,709,619					939,260
				Total Unrealized Appreciation	939,260

a  The Fund's Swap Agreements are not accounted for as hedging instruments under ASC 815.

b  Agreements may be terminated at will by either party without penalty. Payment is due at termination/maturity.

c  Reflects the floating financing rate, as of May 31, 2023, on the notional amount of the swap agreement paid to the counterparty or received from the counterparty, excluding any commissions. This amount is included as part of the unrealized appreciation/(depreciation).

d  The Fund discloses amounts due to the Fund from the counterparty (unrealized appreciation on swap agreements) at period end as an asset on its Statement of Assets and Liabilities. Amounts due to the counterparty from the Fund (unrealized depreciation on swap agreements) are disclosed as a liability on its Statement of Assets and Liabilities. The Fund presents these amounts on a gross basis and does not offset or "net" these amounts on its Statement of Assets and Liabilities.

e  Represents the "uncollateralized" amount due from or (to) the counterparty at period end. These amounts could be due to timing differences between the movement of collateral in relation to market movements, or due to agreement provisions allowing minimum "thresholds" that would need to be exceeded prior to the movement of collateral. To the extent that a net amount is due from a counterparty, the Fund would be exposed to the counterparty by such amount and could suffer losses or delays in recovery of that amount in the event of a counterparty default.

f  See the Common Stocks section of the preceding Schedule of Portfolio Investments for the representative components of the underlying reference instrument and their relative weightings.

See accompanying notes to the financial statements.

34 :: UCC ULTRA CONSUMER DISCRETIONARY :: MAY 31, 2023 :: SCHEDULE OF PORTFOLIO INVESTMENTS PROSHARES TRUST

Investments	Shares	Value
Common Stocks — 82.4%
Beverages — 21.7%
Brown-Forman Corp., Class B	575	$35,518
Coca-Cola Co. (The)	10,827	645,939
Constellation Brands, Inc., Class A	511	124,158
Keurig Dr Pepper, Inc.	2,671	83,121
Molson Coors Beverage Co., Class B	592	36,615
Monster Beverage Corp.*	2,394	140,336
PepsiCo, Inc.	3,832	698,765
		1,764,452
Consumer Staples Distribution & Retail — 20.2%
Costco Wholesale Corp.	1,234	631,265
Dollar General Corp.	702	141,165
Dollar Tree, Inc.*	653	88,077
Kroger Co. (The)	2,048	92,836
Sysco Corp.	1,596	111,640
Target Corp.	1,446	189,325
Walgreens Boots Alliance, Inc.	2,250	68,332
Walmart, Inc.	2,159	317,092
		1,639,732
Food Products — 15.2%
Archer-Daniels-Midland Co.	1,719	121,447
Bunge Ltd.	470	43,541
Campbell Soup Co.	631	31,897
Conagra Brands, Inc.	1,499	52,270
General Mills, Inc.	1,854	156,033
Hershey Co. (The)	462	119,981
Hormel Foods Corp.	910	34,808
J M Smucker Co. (The)	336	49,254
Kellogg Co.	805	53,750
Kraft Heinz Co. (The)	2,503	95,665
Lamb Weston Holdings, Inc.	452	50,262
McCormick & Co., Inc. (Non-Voting)	788	67,555
Mondelez International, Inc., Class A	4,285	314,562
Tyson Foods, Inc., Class A	898	45,475
		1,236,500
Household Products — 17.3%
Church & Dwight Co., Inc.	766	70,817
Clorox Co. (The)	388	61,374
Colgate-Palmolive Co.	2,624	195,173
Kimberly-Clark Corp.	1,061	142,471
Procter & Gamble Co. (The)	6,564	935,370
		1,405,205
Personal Care Products — 1.6%
Estee Lauder Cos., Inc. (The), Class A	728	133,974
Investments	Shares	Value
Common Stocks (continued)
Tobacco — 6.4%
Altria Group, Inc.	5,612	$249,285
Philip Morris International, Inc.	3,006	270,570
		519,855
Total Common Stocks (Cost $6,953,224)		6,699,718
	Principal Amount
Short-Term Investments — 6.5%
Repurchase Agreements (a) — 6.5%
Repurchase Agreements with various counterparties, rates 4.95% - 5.05%, dated 5/31/2023, due 6/1/2023, total to be received $524,688 (Cost $524,615)	$524,615	524,615
Total Investments — 88.9% (Cost $7,477,839)		7,224,333
Other assets less liabilities — 11.1%		901,713
Net Assets — 100.0%		$8,126,046

*  Non-income producing security.

(a)  The Fund invests in Repurchase Agreements jointly with other funds in the Trust. See "Repurchase Agreements" in the Notes to Financial Statements to view the details of each individual agreement and counterparty as well as a description of the securities subject to repurchase.

As of May 31, 2023, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investment securities and derivative instruments, if applicable, for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$279,074
Aggregate gross unrealized depreciation	(629,771)
Net unrealized depreciation	$(350,697)
Federal income tax cost	$7,480,885

See accompanying notes to the financial statements.

PROSHARES TRUST SCHEDULE OF PORTFOLIO INVESTMENTS :: MAY 31, 2023 :: ULTRA CONSUMER STAPLES UGE :: 35

Swap Agreementsa

Ultra Consumer Staples had the following open non-exchange traded total return swap agreements as of May 31, 2023:

Notional Amount ($)	Termination Date[b]	Counterparty	Rate Paid (Received)[c]	Reference Instrument	Value and Unrealized Appreciation/ (Depreciation)[d] ($)	Financial Instruments for the Benefit of (the Fund)/the Counterparty ($)	Cash Collateral for the Benefit of (the Fund)/the Counterparty ($)	Net Amount[e] ($)
5,190,791	3/6/2025	Bank of America NA	5.33%	S&P Consumer Staples Select Sector Index[f]	(158,679)	—	158,679	—
197,230	3/6/2025	Goldman Sachs International	5.68%	S&P Consumer Staples Select Sector Index[f]	(3,882)	—	—	(3,882)
1,009,523	3/6/2025	Societe Generale	5.63%	S&P Consumer Staples Select Sector Index[f]	22,495	—	—	22,495
3,184,893	3/6/2025	UBS AG	5.43%	S&P Consumer Staples Select Sector Index[f]	45,921	(45,921)	—	—
9,582,437					(94,145)
				Total Unrealized Appreciation	68,416
				Total Unrealized Depreciation	(162,561)

a  The Fund's Swap Agreements are not accounted for as hedging instruments under ASC 815.

b  Agreements may be terminated at will by either party without penalty. Payment is due at termination/maturity.

c  Reflects the floating financing rate, as of May 31, 2023, on the notional amount of the swap agreement paid to the counterparty or received from the counterparty, excluding any commissions. This amount is included as part of the unrealized appreciation/(depreciation).

d  The Fund discloses amounts due to the Fund from the counterparty (unrealized appreciation on swap agreements) at period end as an asset on its Statement of Assets and Liabilities. Amounts due to the counterparty from the Fund (unrealized depreciation on swap agreements) are disclosed as a liability on its Statement of Assets and Liabilities. The Fund presents these amounts on a gross basis and does not offset or "net" these amounts on its Statement of Assets and Liabilities.

e  Represents the "uncollateralized" amount due from or (to) the counterparty at period end. These amounts could be due to timing differences between the movement of collateral in relation to market movements, or due to agreement provisions allowing minimum "thresholds" that would need to be exceeded prior to the movement of collateral. To the extent that a net amount is due from a counterparty, the Fund would be exposed to the counterparty by such amount and could suffer losses or delays in recovery of that amount in the event of a counterparty default.

f  See the Common Stocks section of the preceding Schedule of Portfolio Investments for the representative components of the underlying reference instrument and their relative weightings.

See accompanying notes to the financial statements.

36 :: UGE ULTRA CONSUMER STAPLES :: MAY 31, 2023 :: SCHEDULE OF PORTFOLIO INVESTMENTS PROSHARES TRUST

Investments	Shares	Value
Common Stocks — 84.2%
Aerospace & Defense — 3.5%
Boeing Co. (The)*	53,950	$11,097,515
Banks — 2.3%
JPMorgan Chase & Co.	53,948	7,321,283
Beverages — 1.0%
Coca-Cola Co. (The)	53,938	3,217,941
Biotechnology — 3.7%
Amgen, Inc.	53,946	11,903,185
Capital Markets — 5.5%
Goldman Sachs Group, Inc. (The)	53,946	17,473,110
Chemicals — 0.8%
Dow, Inc.	53,926	2,630,510
Communications Equipment — 0.8%
Cisco Systems, Inc.	53,933	2,678,852
Consumer Finance — 2.7%
American Express Co.	53,954	8,554,946
Consumer Staples Distribution & Retail — 3.0%
Walgreens Boots Alliance, Inc.	53,937	1,638,067
Walmart, Inc.	53,944	7,922,755
		9,560,822
Diversified Telecommunication Services — 0.6%
Verizon Communications, Inc.	53,939	1,921,847
Entertainment — 1.5%
Walt Disney Co. (The)*	53,936	4,744,211
Financial Services — 3.7%
Visa, Inc., Class A	53,944	11,923,242
Health Care Providers & Services — 8.2%
UnitedHealth Group, Inc.	53,946	26,284,649
Hotels, Restaurants & Leisure — 4.8%
McDonald's Corp.	53,946	15,380,544
Investments	Shares	Value
Common Stocks (continued)
Household Products — 2.4%
Procter & Gamble Co. (The)	53,934	$7,685,595
Industrial Conglomerates — 4.8%
3M Co.	53,940	5,033,142
Honeywell International, Inc.	53,952	10,337,203
		15,370,345
Insurance — 2.8%
Travelers Cos., Inc. (The)	53,953	9,131,006
IT Services — 2.2%
International Business Machines Corp.	53,936	6,935,630
Machinery — 3.5%
Caterpillar, Inc.	53,955	11,101,241
Oil, Gas & Consumable Fuels — 2.5%
Chevron Corp.	53,936	8,123,840
Pharmaceuticals — 4.5%
Johnson & Johnson	53,941	8,364,092
Merck & Co., Inc.	53,935	5,954,963
		14,319,055
Semiconductors & Semiconductor Equipment — 0.5%
Intel Corp.	53,918	1,695,182
Software — 9.3%
Microsoft Corp.	53,946	17,715,327
Salesforce, Inc.*	53,945	12,050,234
		29,765,561
Specialty Retail — 4.8%
Home Depot, Inc. (The)	53,946	15,290,994
Technology Hardware, Storage & Peripherals — 3.0%
Apple, Inc.	53,949	9,562,460
Textiles, Apparel & Luxury Goods — 1.8%
NIKE, Inc., Class B	53,940	5,677,724
Total Common Stocks (Cost $302,379,460)		269,351,290

See accompanying notes to the financial statements.

PROSHARES TRUST SCHEDULE OF PORTFOLIO INVESTMENTS :: MAY 31, 2023 :: ULTRA DOW30SMDDM :: 37

Investments	Principal Amount	Value
Short-Term Investments — 13.2%
Repurchase Agreements (a) — 13.2%
Repurchase Agreements with various counterparties, rates 4.95% - 5.05%, dated 5/31/2023, due 6/1/2023, total to be received $42,188,717 (Cost $42,182,812)	$42,182,812	$42,182,812
Total Investments — 97.4% (Cost $344,562,272)		311,534,102
Other assets less liabilities — 2.6%		8,242,838
Net Assets — 100.0%		$319,776,940

*  Non-income producing security.

(a)  The Fund invests in Repurchase Agreements jointly with other funds in the Trust. See "Repurchase Agreements" in the Notes to Financial Statements to view the details of each individual agreement and counterparty as well as a description of the securities subject to repurchase.

As of May 31, 2023, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investment securities and derivative instruments, if applicable, for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$6,107,524
Aggregate gross unrealized depreciation	(61,397,222)
Net unrealized depreciation	$(55,289,698)
Federal income tax cost	$348,686,711

Futures Contracts Purchased

Ultra Dow30SM had the following open long futures contracts as of May 31, 2023:

	Number of Contracts	Expiration Date	Trading Currency	Notional Amount	Value and Unrealized Appreciation
DJIA CBOT E-Mini Index	91	6/16/2023	USD	$15,005,445	$395,949

Swap Agreementsa

Ultra Dow30SM had the following open non-exchange traded total return swap agreements as of May 31, 2023:

Notional Amount ($)	Termination Date[b]	Counterparty	Rate Paid (Received)[c]	Reference Instrument	Value and Unrealized Depreciation[d] ($)	Financial Instruments for the Benefit of (the Fund)/the Counterparty ($)	Cash Collateral for the Benefit of (the Fund)/the Counterparty ($)	Net Amount[e] ($)
68,021,394	3/6/2025	Bank of America NA	5.48%	Dow Jones Industrial AverageSM	(2,572,241)	—	2,572,241	—
17,770,466	11/6/2023	Barclays Capital	5.68%	Dow Jones Industrial AverageSM	(1,437,803)	—	1,437,803	—
65,783,632	2/11/2025	BNP Paribas SA	5.68%	Dow Jones Industrial AverageSM	(1,452,343)	—	1,452,343	—
76,182,645	3/6/2024	Citibank NA	5.74%	Dow Jones Industrial AverageSM	(1,679,203)	—	1,679,203	—
55,231,174	11/6/2023	Morgan Stanley & Co. International plc	5.63%	SPDR® Dow Jones Industrial AverageSM ETF Trust	(9,862,113)	—	81,211	(9,780,902)
41,398,603	11/14/2024	Societe Generale	5.48%	Dow Jones Industrial AverageSM	(1,164,673)	—	1,164,673	—
30,736,324	4/8/2024	UBS AG	5.23%	Dow Jones Industrial AverageSM	(364,662)	—	364,662	—
	355,124,238				(18,533,038)
				Total Unrealized Depreciation	(18,533,038)

See accompanying notes to the financial statements.

38 :: DDM ULTRA DOW30SM :: MAY 31, 2023 :: SCHEDULE OF PORTFOLIO INVESTMENTS PROSHARES TRUST

a  The Fund's Swap Agreements are not accounted for as hedging instruments under ASC 815.

b  Agreements may be terminated at will by either party without penalty. Payment is due at termination/maturity.

c  Reflects the floating financing rate, as of May 31, 2023, on the notional amount of the swap agreement paid to the counterparty or received from the counterparty, excluding any commissions. This amount is included as part of the unrealized appreciation/(depreciation).

d  The Fund discloses amounts due to the Fund from the counterparty (unrealized appreciation on swap agreements) at period end as an asset on its Statement of Assets and Liabilities. Amounts due to the counterparty from the Fund (unrealized depreciation on swap agreements) are disclosed as a liability on its Statement of Assets and Liabilities. The Fund presents these amounts on a gross basis and does not offset or "net" these amounts on its Statement of Assets and Liabilities.

e  Represents the "uncollateralized" amount due from or (to) the counterparty at period end. These amounts could be due to timing differences between the movement of collateral in relation to market movements, or due to agreement provisions allowing minimum "thresholds" that would need to be exceeded prior to the movement of collateral. To the extent that a net amount is due from a counterparty, the Fund would be exposed to the counterparty by such amount and could suffer losses or delays in recovery of that amount in the event of a counterparty default.

Abbreviations

USD  U.S. Dollar

See accompanying notes to the financial statements.

PROSHARES TRUST SCHEDULE OF PORTFOLIO INVESTMENTS :: MAY 31, 2023 :: ULTRA DOW30SMDDM :: 39

Investments	Shares	Value
Common Stocks — 79.0%
Energy Equipment & Services — 6.7%
Baker Hughes Co., Class A	71,899	$1,959,248
Halliburton Co.	64,614	1,851,191
Schlumberger NV	82,180	3,519,769
		7,330,208
Oil, Gas & Consumable Fuels — 72.3%
APA Corp.	22,978	730,241
Chevron Corp.	113,550	17,102,901
ConocoPhillips	40,215	3,993,350
Coterra Energy, Inc.	56,351	1,310,161
Devon Energy Corp.	46,720	2,153,792
Diamondback Energy, Inc.	13,135	1,670,115
EOG Resources, Inc.	37,493	4,022,624
EQT Corp.	26,240	912,365
Exxon Mobil Corp.	198,752	20,308,479
Hess Corp.	19,839	2,513,006
Kinder Morgan, Inc.	141,384	2,277,696
Marathon Oil Corp.	45,388	1,005,798
Marathon Petroleum Corp.	32,441	3,403,385
Occidental Petroleum Corp.	51,968	2,996,475
ONEOK, Inc.	31,944	1,809,947
Phillips 66	33,305	3,051,071
Pioneer Natural Resources Co.	16,981	3,386,691
Targa Resources Corp.	16,179	1,100,981
Valero Energy Corp.	27,553	2,949,273
Williams Cos., Inc. (The)	87,050	2,494,853
		79,193,204
Total Common Stocks (Cost $87,178,199)		86,523,412
Investments	Principal Amount	Value
Short-Term Investments — 4.5%
Repurchase Agreements (a) — 4.5%
Repurchase Agreements with various counterparties, rates 4.95% - 5.05%, dated 5/31/2023, due 6/1/2023, total to be received $4,906,456 (Cost $4,905,768)	$4,905,768	$4,905,768
Total Investments — 83.5% (Cost $92,083,967)		91,429,180
Other assets less liabilities — 16.5%		18,119,976
Net Assets — 100.0%		$109,549,156

(a)  The Fund invests in Repurchase Agreements jointly with other funds in the Trust. See "Repurchase Agreements" in the Notes to Financial Statements to view the details of each individual agreement and counterparty as well as a description of the securities subject to repurchase.

As of May 31, 2023, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investment securities and derivative instruments, if applicable, for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$3,518,111
Aggregate gross unrealized depreciation	(5,693,657)
Net unrealized appreciation	$(2,175,546)
Federal income tax cost	$95,303,155

Swap Agreementsa

Ultra Energy had the following open non-exchange traded total return swap agreements as of May 31, 2023:

Notional Amount ($)	Termination Date[b]	Counterparty	Rate Paid (Received)[c]	Reference Instrument	Value and Unrealized Appreciation/ (Depreciation)[d] ($)	Financial Instruments for the Benefit of (the Fund)/the Counterparty ($)	Cash Collateral for the Benefit of (the Fund)/the Counterparty ($)	Net Amount[e] ($)
30,553,558	3/6/2025	Bank of America NA	5.38%	S&P Energy Select Sector Index[f]	(1,368,133)	—	1,368,133	—
20,014,702	3/6/2025	BNP Paribas SA	5.58%	S&P Energy Select Sector Index[f]	(819,713)	—	819,713	—
2,590,289	4/7/2025	Citibank NA	5.48%	S&P Energy Select Sector Index[f]	(320,092)	—	320,092	—
6,141,129	3/6/2025	Goldman Sachs International	5.68%	S&P Energy Select Sector Index[f]	(372,243)	—	372,243	—

See accompanying notes to the financial statements.

40 :: DIG ULTRA ENERGY :: MAY 31, 2023 :: SCHEDULE OF PORTFOLIO INVESTMENTS PROSHARES TRUST

Notional Amount ($)	Termination Date[b]	Counterparty	Rate Paid (Received)[c]	Reference Instrument	Value and Unrealized Appreciation/ (Depreciation)[d] ($)	Financial Instruments for the Benefit of (the Fund)/the Counterparty ($)	Cash Collateral for the Benefit of (the Fund)/the Counterparty ($)	Net Amount[e] ($)
25,198,481	3/6/2025	Societe Generale	5.63%	S&P Energy Select Sector Index[f]	4,518,139	(4,518,139)	—	—
48,398,213	3/6/2025	UBS AG	5.38%	S&P Energy Select Sector Index[f]	60,471	(60,463)	(8)	—
132,896,372					1,698,429
				Total Unrealized Appreciation	4,578,610
				Total Unrealized Depreciation	(2,880,181)

a  The Fund's Swap Agreements are not accounted for as hedging instruments under ASC 815.

b  Agreements may be terminated at will by either party without penalty. Payment is due at termination/maturity.

c  Reflects the floating financing rate, as of May 31, 2023, on the notional amount of the swap agreement paid to the counterparty or received from the counterparty, excluding any commissions. This amount is included as part of the unrealized appreciation/(depreciation).

d  The Fund discloses amounts due to the Fund from the counterparty (unrealized appreciation on swap agreements) at period end as an asset on its Statement of Assets and Liabilities. Amounts due to the counterparty from the Fund (unrealized depreciation on swap agreements) are disclosed as a liability on its Statement of Assets and Liabilities. The Fund presents these amounts on a gross basis and does not offset or "net" these amounts on its Statement of Assets and Liabilities.

e  Represents the "uncollateralized" amount due from or (to) the counterparty at period end. These amounts could be due to timing differences between the movement of collateral in relation to market movements, or due to agreement provisions allowing minimum "thresholds" that would need to be exceeded prior to the movement of collateral. To the extent that a net amount is due from a counterparty, the Fund would be exposed to the counterparty by such amount and could suffer losses or delays in recovery of that amount in the event of a counterparty default.

f  See the Common Stocks section of the preceding Schedule of Portfolio Investments for the representative components of the underlying reference instrument and their relative weightings.

See accompanying notes to the financial statements.

PROSHARES TRUST SCHEDULE OF PORTFOLIO INVESTMENTS :: MAY 31, 2023 :: ULTRA ENERGY DIG :: 41

Investments	Shares	Value
Common Stocks (a) — 73.7%
Banks — 17.8%
Bank of America Corp.	559,032	$15,535,499
Citigroup, Inc.	155,134	6,875,539
Citizens Financial Group, Inc.	39,447	1,016,943
Comerica, Inc.	10,489	378,653
Fifth Third Bancorp	54,737	1,328,467
Huntington Bancshares, Inc.	115,583	1,191,661
JPMorgan Chase & Co.	234,939	31,883,571
KeyCorp	74,756	698,221
M&T Bank Corp.	13,561	1,615,929
PNC Financial Services Group, Inc. (The)	32,119	3,720,344
Regions Financial Corp.	74,810	1,291,969
Truist Financial Corp.	106,274	3,238,169
US Bancorp	111,590	3,336,541
Wells Fargo & Co.	305,206	12,150,251
Zions Bancorp NA	11,983	327,016
		84,588,773
Capital Markets — 15.9%
Ameriprise Financial, Inc.	8,433	2,516,997
Bank of New York Mellon Corp. (The)	58,913	2,368,303
BlackRock, Inc.	11,994	7,886,655
Cboe Global Markets, Inc.	8,497	1,125,173
Charles Schwab Corp. (The)	122,172	6,437,243
CME Group, Inc.	28,813	5,150,324
FactSet Research Systems, Inc.	3,064	1,179,303
Franklin Resources, Inc.	22,843	548,460
Goldman Sachs Group, Inc. (The)	27,122	8,784,816
Intercontinental Exchange, Inc.	44,761	4,742,428
Invesco Ltd.	36,429	523,849
MarketAxess Holdings, Inc.	3,014	821,044
Moody's Corp.	12,618	3,998,392
Morgan Stanley	104,646	8,555,857
MSCI, Inc., Class A	6,406	3,014,215
Nasdaq, Inc.	27,151	1,502,808
Northern Trust Corp.	16,694	1,200,632
Raymond James Financial, Inc.	15,523	1,402,503
S&P Global, Inc.	26,368	9,688,394
State Street Corp.	27,955	1,901,499
T. Rowe Price Group, Inc.	17,964	1,925,022
		75,273,917
Consumer Finance — 3.0%
American Express Co.	47,684	7,560,775
Capital One Financial Corp.	30,541	3,182,677
Investments	Shares	Value
Common Stocks (a) (continued)
Discover Financial Services	21,385	$2,197,095
Synchrony Financial	35,003	1,083,693
		14,024,240
Financial Services — 24.9%
Berkshire Hathaway, Inc., Class B*	144,311	46,335,376
Fidelity National Information Services, Inc.	47,526	2,593,494
Fiserv, Inc.*	50,863	5,706,320
FleetCor Technologies, Inc.*	5,909	1,338,684
Global Payments, Inc.	21,072	2,058,524
Jack Henry & Associates, Inc.	5,846	893,795
Mastercard, Inc., Class A	67,579	24,667,686
PayPal Holdings, Inc.*	90,618	5,617,410
Visa, Inc., Class A	130,153	28,767,717
		117,979,006
Insurance — 12.1%
Aflac, Inc.	44,844	2,879,433
Allstate Corp. (The)	21,065	2,284,499
American International Group, Inc.	59,510	3,143,913
Aon plc, Class A	16,451	5,071,679
Arch Capital Group Ltd.*	29,625	2,064,863
Arthur J Gallagher & Co.	16,987	3,403,006
Assurant, Inc.	4,232	507,798
Brown & Brown, Inc.	18,827	1,173,487
Chubb Ltd.	33,244	6,176,735
Cincinnati Financial Corp.	12,590	1,214,935
Everest Re Group Ltd.	3,432	1,166,949
Globe Life, Inc.	7,246	747,642
Hartford Financial Services Group, Inc. (The)	25,240	1,729,445
Lincoln National Corp.	12,333	258,006
Loews Corp.	15,622	874,832
Marsh & McLennan Cos., Inc.	39,647	6,866,068
MetLife, Inc.	52,790	2,615,745
Principal Financial Group, Inc.	18,227	1,193,139
Progressive Corp. (The)	46,849	5,992,456
Prudential Financial, Inc.	29,476	2,319,466
Travelers Cos., Inc. (The)	18,510	3,132,632
W R Berkley Corp.	16,316	908,475
Willis Towers Watson plc	8,551	1,871,386
		57,596,589
Total Common Stocks (Cost $381,959,873)		349,462,525

See accompanying notes to the financial statements.

42 :: UYG ULTRA FINANCIALS :: MAY 31, 2023 :: SCHEDULE OF PORTFOLIO INVESTMENTS PROSHARES TRUST

Investments	Principal Amount	Value
Short-Term Investments — 12.0%
Repurchase Agreements (b) — 12.0%
Repurchase Agreements with various counterparties, rates 4.95% - 5.05%, dated 5/31/2023, due 6/1/2023, total to be received $57,111,842 (Cost $57,103,847)	$57,103,847	$57,103,847
Total Investments — 85.7% (Cost $439,063,720)		406,566,372
Other assets less liabilities — 14.3%		67,775,020
Net Assets — 100.0%		$474,341,392

*  Non-income producing security.

(a)  All or a portion of these securities are segregated in connection with obligations for swaps with a total value of $2,402.

(b)  The Fund invests in Repurchase Agreements jointly with other funds in the Trust. See "Repurchase Agreements" in the Notes to Financial Statements to view the details of each individual agreement and counterparty as well as a description of the securities subject to repurchase.

As of May 31, 2023, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investment securities and derivative instruments, if applicable, for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$21,666,632
Aggregate gross unrealized depreciation	(55,588,378)
Net unrealized depreciation	$(33,921,746)
Federal income tax cost	$450,454,765

Swap Agreementsa

Ultra Financials had the following open non-exchange traded total return swap agreements as of May 31, 2023:

Notional Amount ($)	Termination Date[b]	Counterparty	Rate Paid (Received)[c]	Reference Instrument	Value and Unrealized Appreciation/ (Depreciation)[d] ($)	Financial Instruments for the Benefit of (the Fund)/the Counterparty ($)	Cash Collateral for the Benefit of (the Fund)/the Counterparty ($)	Net Amount[e] ($)
255,470,062	3/6/2025	Bank of America NA	5.63%	S&P Financial Select Sector Index[f]	3,983,984	(3,917,862)	(66,122)	—
122,400,195	3/6/2025	BNP Paribas SA	5.68%	S&P Financial Select Sector Index[f]	1,196,921	(1,196,912)	(9)	—
7,389,669	4/7/2025	Citibank NA	5.63%	S&P Financial Select Sector Index[f]	(168,312)	—	168,312	—
88,322,294	3/6/2025	Goldman Sachs International	5.68%	S&P Financial Select Sector Index[f]	(2,338,008)	—	2,338,008	—
30,542,558	3/6/2025	Societe Generale	5.83%	S&P Financial Select Sector Index[f]	5,194,531	(5,194,531)	—	—
95,759,595	3/6/2025	UBS AG	5.73%	S&P Financial Select Sector Index[f]	2,097,531	(2,097,531)	—	—
599,884,373					9,966,647
				Total Unrealized Appreciation	12,472,967
				Total Unrealized Depreciation	(2,506,320)

a  The Fund's Swap Agreements are not accounted for as hedging instruments under ASC 815.

b  Agreements may be terminated at will by either party without penalty. Payment is due at termination/maturity.

c  Reflects the floating financing rate, as of May 31, 2023, on the notional amount of the swap agreement paid to the counterparty or received from the counterparty, excluding any commissions. This amount is included as part of the unrealized appreciation/(depreciation).

See accompanying notes to the financial statements.

PROSHARES TRUST SCHEDULE OF PORTFOLIO INVESTMENTS :: MAY 31, 2023 :: ULTRA FINANCIALS UYG :: 43

d  The Fund discloses amounts due to the Fund from the counterparty (unrealized appreciation on swap agreements) at period end as an asset on its Statement of Assets and Liabilities. Amounts due to the counterparty from the Fund (unrealized depreciation on swap agreements) are disclosed as a liability on its Statement of Assets and Liabilities. The Fund presents these amounts on a gross basis and does not offset or "net" these amounts on its Statement of Assets and Liabilities.

e  Represents the "uncollateralized" amount due from or (to) the counterparty at period end. These amounts could be due to timing differences between the movement of collateral in relation to market movements, or due to agreement provisions allowing minimum "thresholds" that would need to be exceeded prior to the movement of collateral. To the extent that a net amount is due from a counterparty, the Fund would be exposed to the counterparty by such amount and could suffer losses or delays in recovery of that amount in the event of a counterparty default.

f  See the Common Stocks section of the preceding Schedule of Portfolio Investments for the representative components of the underlying reference instrument and their relative weightings.

See accompanying notes to the financial statements.

44 :: UYG ULTRA FINANCIALS :: MAY 31, 2023 :: SCHEDULE OF PORTFOLIO INVESTMENTS PROSHARES TRUST

Investments	Principal Amount	Value
Short-Term Investments — 68.0%
Repurchase Agreements (a) — 68.0%
Repurchase Agreements with various counterparties, rates 4.95% - 5.05%, dated 5/31/2023, due 6/1/2023, total to be received $6,520,129 (Cost $6,519,216)	$6,519,216	$6,519,216
Total Investments — 68.0% (Cost $6,519,216)		6,519,216
Other assets less liabilities — 32.0%		3,073,141
Net Assets — 100.0%		$9,592,357

(a)  The Fund invests in Repurchase Agreements jointly with other funds in the Trust. See "Repurchase Agreements" in the Notes to Financial Statements to view the details of each individual agreement and counterparty as well as a description of the securities subject to repurchase.

As of May 31, 2023, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investment securities and derivative instruments, if applicable, for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$482,454
Aggregate gross unrealized depreciation	(2,656,021)
Net unrealized depreciation	$(2,173,567)
Federal income tax cost	$6,519,216

Swap Agreementsa,f

Ultra FTSE China 50 had the following open non-exchange traded total return swap agreements as of May 31, 2023:

Notional Amount ($)	Termination Date[b]	Counterparty	Rate Paid (Received)[c]	Reference Instrument	Value and Unrealized Appreciation/ (Depreciation)[d] ($)	Financial Instruments for the Benefit of (the Fund)/the Counterparty ($)	Cash Collateral for the Benefit of (the Fund)/the Counterparty ($)	Net Amount[e] ($)
2,383,661	4/10/2025	Bank of America NA	5.28%	iShares® China Large-Cap ETF	482,454	(474,321)	(8,133)	—
4,325,436	11/14/2024	Citibank NA	4.33%	iShares® China Large-Cap ETF	(577,432)	—	577,432	—
3,722,975	3/6/2025	Goldman Sachs International	5.38%	iShares® China Large-Cap ETF	(734,914)	—	734,914	—
60,642	11/14/2024	Morgan Stanley & Co. International plc	5.53%	iShares® China Large-Cap ETF	(8,041)	—	8,041	—
2,484,065	11/14/2024	Societe Generale	4.73%	iShares® China Large-Cap ETF	(356,401)	—	284,000	(72,401)
6,197,411	3/6/2025	UBS AG	4.08%	iShares® China Large-Cap ETF	(979,233)	—	979,233	—
19,174,190					(2,173,567)
				Total Unrealized Appreciation	482,454
				Total Unrealized Depreciation	(2,656,021)

a  The Fund's Swap Agreements are not accounted for as hedging instruments under ASC 815.

b  Agreements may be terminated at will by either party without penalty. Payment is due at termination/maturity.

c  Reflects the floating financing rate, as of May 31, 2023, on the notional amount of the swap agreement paid to the counterparty or received from the counterparty, excluding any commissions. This amount is included as part of the unrealized appreciation/(depreciation).

d  The Fund discloses amounts due to the Fund from the counterparty (unrealized appreciation on swap agreements) at period end as an asset on its Statement of Assets and Liabilities. Amounts due to the counterparty from the Fund (unrealized depreciation on swap agreements) are disclosed as a liability on its Statement of Assets and Liabilities. The Fund presents these amounts on a gross basis and does not offset or "net" these amounts on its Statement of Assets and Liabilities.

e  Represents the "uncollateralized" amount due from or (to) the counterparty at period end. These amounts could be due to timing differences between the movement of collateral in relation to market movements, or due to agreement provisions allowing minimum "thresholds" that would need to be exceeded prior to the movement of collateral. To the extent that a net amount is due from a counterparty, the Fund would be exposed to the counterparty by such amount and could suffer losses or delays in recovery of that amount in the event of a counterparty default.

f  In order to facilitate the daily valuation of these swap transactions as of close of business New York time, one or more financial products traded on a U.S. exchange are used as the reference entity as a surrogate for the respective underlying index for the purposes of both daily valuation calculation as well as final settlement of the swap.

See accompanying notes to the financial statements.

PROSHARES TRUST SCHEDULE OF PORTFOLIO INVESTMENTS :: MAY 31, 2023 :: ULTRA FTSE CHINA 50 XPP :: 45

Investments	Principal Amount	Value
Short-Term Investments — 56.3%
Repurchase Agreements (a) — 56.3%
Repurchase Agreements with various counterparties, rates 4.95% - 5.05%, dated 5/31/2023, due 6/1/2023, total to be received $2,177,990 (Cost $2,177,685)	$2,177,685	$2,177,685
Total Investments — 56.3% (Cost $2,177,685)		2,177,685
Other assets less liabilities — 43.7%		1,692,944
Net Assets — 100.0%		$3,870,629

(a)  The Fund invests in Repurchase Agreements jointly with other funds in the Trust. See "Repurchase Agreements" in the Notes to Financial Statements to view the details of each individual agreement and counterparty as well as a description of the securities subject to repurchase.

As of May 31, 2023, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investment securities and derivative instruments, if applicable, for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$395,181
Aggregate gross unrealized depreciation	(119,024)
Net unrealized appreciation	$276,157
Federal income tax cost	$2,177,685

Swap Agreementsa,f

Ultra FTSE Europe had the following open non-exchange traded total return swap agreements as of May 31, 2023:

Notional Amount ($)	Termination Date[b]	Counterparty	Rate Paid (Received)[c]	Reference Instrument	Value and Unrealized Appreciation/ (Depreciation)[d] ($)	Financial Instruments for the Benefit of (the Fund)/the Counterparty ($)	Cash Collateral for the Benefit of (the Fund)/the Counterparty ($)	Net Amount[e] ($)
511,534	4/10/2025	Bank of America NA	5.38%	Vanguard® FTSE Europe ETF Shares	68,146	—	—	68,146
3,004,956	11/14/2024	Citibank NA	5.28%	Vanguard® FTSE Europe ETF Shares	(89,787)	—	89,787	—
1,101,241	3/6/2025	Goldman Sachs International	3.13%	Vanguard® FTSE Europe ETF Shares	(25,943)	—	25,943	—
22,222	11/9/2023	Morgan Stanley & Co. International plc	5.53%	Vanguard® FTSE Europe ETF Shares	(3,294)	—	—	(3,294)
1,920,999	11/9/2023	Societe Generale	5.13%	Vanguard® FTSE Europe ETF Shares	317,213	(267,964)	—	49,249
1,190,130	3/6/2025	UBS AG	3.08%	Vanguard® FTSE Europe ETF Shares	9,822	—	—	9,822
7,751,082					276,157
				Total Unrealized Appreciation	395,181
				Total Unrealized Depreciation	(119,024)

a  The Fund's Swap Agreements are not accounted for as hedging instruments under ASC 815.

b  Agreements may be terminated at will by either party without penalty. Payment is due at termination/maturity.

c  Reflects the floating financing rate, as of May 31, 2023, on the notional amount of the swap agreement paid to the counterparty or received from the counterparty, excluding any commissions. This amount is included as part of the unrealized appreciation/(depreciation).

d  The Fund discloses amounts due to the Fund from the counterparty (unrealized appreciation on swap agreements) at period end as an asset on its Statement of Assets and Liabilities. Amounts due to the counterparty from the Fund (unrealized depreciation on swap agreements) are disclosed as a liability on its Statement of Assets and Liabilities. The Fund presents these amounts on a gross basis and does not offset or "net" these amounts on its Statement of Assets and Liabilities.

e  Represents the "uncollateralized" amount due from or (to) the counterparty at period end. These amounts could be due to timing differences between the movement of collateral in relation to market movements, or due to agreement provisions allowing minimum "thresholds" that would need to be exceeded prior to the movement of collateral. To the extent that a net amount is due from a counterparty, the Fund would be exposed to the counterparty by such amount and could suffer losses or delays in recovery of that amount in the event of a counterparty default.

f  In order to facilitate the daily valuation of these swap transactions as of close of business New York time, one or more financial products traded on a U.S. exchange are used as the reference entity as a surrogate for the respective underlying index for the purposes of both daily valuation calculation as well as final settlement of the swap.

See accompanying notes to the financial statements.

46 :: UPV ULTRA FTSE EUROPE :: MAY 31, 2023 :: SCHEDULE OF PORTFOLIO INVESTMENTS PROSHARES TRUST

Investments	Shares	Value
Common Stocks — 75.1%
Biotechnology — 11.2%
AbbVie, Inc.	22,213	$3,064,505
Amgen, Inc.	6,707	1,479,900
Biogen, Inc.*	1,809	536,206
Gilead Sciences, Inc.	15,663	1,205,111
Incyte Corp.*	2,324	143,042
Moderna, Inc.*	4,150	529,996
Regeneron Pharmaceuticals, Inc.*	1,350	993,006
Vertex Pharmaceuticals, Inc.*	3,229	1,044,808
		8,996,574
Health Care Equipment & Supplies — 15.5%
Abbott Laboratories	21,900	2,233,800
Align Technology, Inc.*	912	257,786
Baxter International, Inc.	6,342	258,246
Becton Dickinson & Co.	3,566	862,116
Boston Scientific Corp.*	17,991	926,177
Cooper Cos., Inc. (The)	620	230,349
DENTSPLY SIRONA, Inc.	2,699	97,488
Dexcom, Inc.*	4,854	569,180
Edwards Lifesciences Corp.*	7,766	654,130
GE HealthCare Technologies, Inc.	4,562	362,725
Hologic, Inc.*	3,097	244,322
IDEXX Laboratories, Inc.*	1,040	483,361
Insulet Corp.*(a)	872	239,146
Intuitive Surgical, Inc.*	4,401	1,354,804
Medtronic plc	16,708	1,382,754
ResMed, Inc.	1,845	388,907
STERIS plc	1,247	249,363
Stryker Corp.	4,235	1,167,081
Teleflex, Inc.	589	138,268
Zimmer Biomet Holdings, Inc.	2,636	335,668
		12,435,671
Health Care Providers & Services — 16.5%
AmerisourceBergen Corp.	2,032	345,745
Cardinal Health, Inc.	3,236	266,323
Centene Corp.*	6,918	431,752
Cigna Group (The)	3,752	928,282
CVS Health Corp.	16,129	1,097,256
DaVita, Inc.*	690	64,632
Elevance Health, Inc.	3,000	1,343,460
HCA Healthcare, Inc.	2,663	703,538
Henry Schein, Inc.*	1,703	125,852
Humana, Inc.	1,570	787,936
Laboratory Corp. of America Holdings	1,113	236,546
McKesson Corp.	1,720	672,245
Molina Healthcare, Inc.*	734	201,042
Quest Diagnostics, Inc.	1,394	184,914
Investments	Shares	Value
Common Stocks (continued)
UnitedHealth Group, Inc.	11,736	$5,718,249
Universal Health Services, Inc., Class B	806	106,497
		13,214,269
Life Sciences Tools & Services — 8.8%
Agilent Technologies, Inc.	3,716	429,830
Bio-Rad Laboratories, Inc., Class A*	270	100,805
Bio-Techne Corp.	1,976	161,617
Charles River Laboratories International, Inc.*	639	123,570
Danaher Corp.	8,233	1,890,461
Illumina, Inc.*	1,976	388,580
IQVIA Holdings, Inc.*	2,333	459,391
Mettler-Toledo International, Inc.*	278	367,480
Revvity, Inc.	1,587	183,013
Thermo Fisher Scientific, Inc.	4,926	2,504,674
Waters Corp.*	746	187,410
West Pharmaceutical Services, Inc.	930	311,206
		7,108,037
Pharmaceuticals — 23.1%
Bristol-Myers Squibb Co.	26,706	1,720,934
Catalent, Inc.*	2,262	84,214
Eli Lilly & Co.	9,906	4,254,231
Johnson & Johnson	32,844	5,092,791
Merck & Co., Inc.	31,841	3,515,565
Organon & Co.	3,195	61,951
Pfizer, Inc.	70,507	2,680,676
Viatris, Inc.	15,232	139,373
Zoetis, Inc., Class A	5,855	954,423
		18,504,158
Total Common Stocks (Cost $63,671,448)		60,258,709
	Principal Amount
Short-Term Investments — 16.0%
Repurchase Agreements (b) — 16.0%
Repurchase Agreements with various counterparties, rates 4.95% - 5.05%, dated 5/31/2023, due 6/1/2023, total to be received $12,848,716 (Cost $12,846,917)	$12,846,917	12,846,917
Total Investments — 91.1% (Cost $76,518,365)		73,105,626
Other assets less liabilities — 8.9%		7,127,276
Net Assets — 100.0%		$80,232,902

See accompanying notes to the financial statements.

PROSHARES TRUST SCHEDULE OF PORTFOLIO INVESTMENTS :: MAY 31, 2023 :: ULTRA HEALTH CARE RXL :: 47

*  Non-income producing security.

(a)  The security or a portion of this security is on loan at May 31, 2023. The total value of securities on loan at May 31, 2023 was $183,748, collateralized in the form of U.S. Government Treasury Securities, interest rates ranging from 0.00% - 4.38%, and maturity dates ranging from August 31, 2023 - November 15, 2052. The total value of collateral is $186,370.

(b)  The Fund invests in Repurchase Agreements jointly with other funds in the Trust. See "Repurchase Agreements" in the Notes to Financial Statements to view the details of each individual agreement and counterparty as well as a description of the securities subject to repurchase.

As of May 31, 2023, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investment securities and derivative instruments, if applicable, for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$5,498,829
Aggregate gross unrealized depreciation	(9,934,465)
Net unrealized depreciation	$(4,435,636)
Federal income tax cost	$78,377,466

Swap Agreementsa

Ultra Health Care had the following open non-exchange traded total return swap agreements as of May 31, 2023:

Notional Amount ($)	Termination Date[b]	Counterparty	Rate Paid (Received)[c]	Reference Instrument	Value and Unrealized Appreciation/ (Depreciation)[d] ($)	Financial Instruments for the Benefit of (the Fund)/the Counterparty ($)	Cash Collateral for the Benefit of (the Fund)/the Counterparty ($)	Net Amount[e] ($)
30,487,486	3/6/2025	Bank of America NA	5.53%	S&P Health Care Select Sector Index[f]	168,795	—	(12,920)	155,875
3,068,466	3/6/2025	BNP Paribas SA	5.63%	S&P Health Care Select Sector Index[f]	(145,785)	—	—	(145,785)
987,167	4/7/2025	Citibank NA	5.48%	S&P Health Care Select Sector Index[f]	(22,268)	—	9,346	(12,922)
2,283,629	3/6/2025	Goldman Sachs International	5.68%	S&P Health Care Select Sector Index[f]	(32,181)	—	32,181	—
15,418,366	3/6/2025	Societe Generale	5.73%	S&P Health Care Select Sector Index[f]	825,381	(724,295)	(1,474)	99,612
47,813,172	3/6/2025	UBS AG	5.43%	S&P Health Care Select Sector Index[f]	42,262	—	—	42,262
100,058,286					836,204
				Total Unrealized Appreciation	1,036,438
				Total Unrealized Depreciation	(200,234)

a  The Fund's Swap Agreements are not accounted for as hedging instruments under ASC 815.

b  Agreements may be terminated at will by either party without penalty. Payment is due at termination/maturity.

c  Reflects the floating financing rate, as of May 31, 2023, on the notional amount of the swap agreement paid to the counterparty or received from the counterparty, excluding any commissions. This amount is included as part of the unrealized appreciation/(depreciation).

d  The Fund discloses amounts due to the Fund from the counterparty (unrealized appreciation on swap agreements) at period end as an asset on its Statement of Assets and Liabilities. Amounts due to the counterparty from the Fund (unrealized depreciation on swap agreements) are disclosed as a liability on its Statement of Assets and Liabilities. The Fund presents these amounts on a gross basis and does not offset or "net" these amounts on its Statement of Assets and Liabilities.

e  Represents the "uncollateralized" amount due from or (to) the counterparty at period end. These amounts could be due to timing differences between the movement of collateral in relation to market movements, or due to agreement provisions allowing minimum "thresholds" that would need to be exceeded prior to the movement of collateral. To the extent that a net amount is due from a counterparty, the Fund would be exposed to the counterparty by such amount and could suffer losses or delays in recovery of that amount in the event of a counterparty default.

f  See the Common Stocks section of the preceding Schedule of Portfolio Investments for the representative components of the underlying reference instrument and their relative weightings.

See accompanying notes to the financial statements.

48 :: RXL ULTRA HEALTH CARE :: MAY 31, 2023 :: SCHEDULE OF PORTFOLIO INVESTMENTS PROSHARES TRUST

Investments	Principal Amount	Value
Short-Term Investments — 69.4%
Repurchase Agreements (a) — 69.4%
Repurchase Agreements with various counterparties, rates 4.95% - 5.05%, dated 5/31/2023, due 6/1/2023, total to be received $3,785,384 (Cost $3,784,855)	$3,784,855	$3,784,855
Total Investments — 69.4% (Cost $3,784,855)		3,784,855
Other assets less liabilities — 30.6%		1,667,492
Net Assets — 100.0%		$5,452,347

(a)  The Fund invests in Repurchase Agreements jointly with other funds in the Trust. See "Repurchase Agreements" in the Notes to Financial Statements to view the details of each individual agreement and counterparty as well as a description of the securities subject to repurchase.

As of May 31, 2023, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investment securities and derivative instruments, if applicable, for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$111,520
Aggregate gross unrealized depreciation	(937,928)
Net unrealized depreciation	$(826,408)
Federal income tax cost	$3,784,855

Swap Agreementsa,f

Ultra High Yield had the following open non-exchange traded total return swap agreements as of May 31, 2023:

Notional Amount ($)	Termination Date[b]	Counterparty	Rate Paid (Received)[c]	Reference Instrument	Value and Unrealized Appreciation/ (Depreciation)[d] ($)	Financial Instruments for the Benefit of (the Fund)/the Counterparty ($)	Cash Collateral for the Benefit of (the Fund)/the Counterparty ($)	Net Amount[e] ($)
1,086,689	3/7/2024	BNP Paribas SA	3.58%	iShares® iBoxx $ High Yield Corporate Bond ETF	(902,072)	—	902,072	—
4,376,767	3/6/2025	Citibank NA	4.83%	iShares® iBoxx $ High Yield Corporate Bond ETF	(35,856)	—	35,856	—
4,512,603	11/7/2024	Goldman Sachs International	2.83%	iShares® iBoxx $ High Yield Corporate Bond ETF	17,781	—	—	17,781
935,058	3/6/2024	UBS AG	3.58%	iShares® iBoxx $ High Yield Corporate Bond ETF	93,739	—	—	93,739
10,911,117					(826,408)
				Total Unrealized Appreciation	111,520
				Total Unrealized Depreciation	(937,928)

a  The Fund's Swap Agreements are not accounted for as hedging instruments under ASC 815.

b  Agreements may be terminated at will by either party without penalty. Payment is due at termination/maturity.

c  Reflects the floating financing rate, as of May 31, 2023, on the notional amount of the swap agreement paid to the counterparty or received from the counterparty, excluding any commissions. This amount is included as part of the unrealized appreciation/(depreciation).

d  The Fund discloses amounts due to the Fund from the counterparty (unrealized appreciation on swap agreements) at period end as an asset on its Statement of Assets and Liabilities. Amounts due to the counterparty from the Fund (unrealized depreciation on swap agreements) are disclosed as a liability on its Statement of Assets and Liabilities. The Fund presents these amounts on a gross basis and does not offset or "net" these amounts on its Statement of Assets and Liabilities.

e  Represents the "uncollateralized" amount due from or (to) the counterparty at period end. These amounts could be due to timing differences between the movement of collateral in relation to market movements, or due to agreement provisions allowing minimum "thresholds" that would need to be exceeded prior to the movement of collateral. To the extent that a net amount is due from a counterparty, the Fund would be exposed to the counterparty by such amount and could suffer losses or delays in recovery of that amount in the event of a counterparty default.

f  In order to facilitate the daily valuation and final settlement of these swap transactions as of the time the Fund calculates its NAV, which differs from the time the Fund's underlying index is calculated, one or more exchange-traded financial products are used as the reference entity, as a surrogate for the respective underlying index.

See accompanying notes to the financial statements.

PROSHARES TRUST SCHEDULE OF PORTFOLIO INVESTMENTS :: MAY 31, 2023 :: ULTRA HIGH YIELD UJB :: 49

Investments	Shares	Value
Common Stocks — 81.4%
Aerospace & Defense — 16.5%
Axon Enterprise, Inc.*	309	$59,609
Boeing Co. (The)*	2,583	531,323
General Dynamics Corp.	1,034	211,122
Howmet Aerospace, Inc.	1,692	72,333
Huntington Ingalls Industries, Inc.	183	36,853
L3Harris Technologies, Inc.	874	153,754
Lockheed Martin Corp.	1,044	463,573
Northrop Grumman Corp.	661	287,859
Raytheon Technologies Corp.	6,731	620,194
Textron, Inc.	959	59,333
TransDigm Group, Inc.	238	184,129
		2,680,082
Air Freight & Logistics — 5.7%
CH Robinson Worldwide, Inc.	541	51,146
Expeditors International of Washington, Inc.	731	80,637
FedEx Corp.	1,067	232,585
United Parcel Service, Inc., Class B	3,353	559,951
		924,319
Building Products — 4.0%
A O Smith Corp.	583	37,277
Allegion plc	403	42,210
Carrier Global Corp.	3,832	156,729
Johnson Controls International plc	3,157	188,473
Masco Corp.	1,035	50,011
Trane Technologies plc	1,052	171,718
		646,418
Commercial Services & Supplies — 5.0%
Cintas Corp.	397	187,440
Copart, Inc.*	1,969	172,465
Republic Services, Inc., Class A	943	133,557
Rollins, Inc.	1,064	41,836
Waste Management, Inc.	1,707	276,397
		811,695
Construction & Engineering — 0.7%
Quanta Services, Inc.	656	116,493
Electrical Equipment — 5.3%
AMETEK, Inc.	1,054	152,904
Eaton Corp. plc	1,827	321,369
Emerson Electric Co.	2,625	203,910
Generac Holdings, Inc.*	290	31,587
Rockwell Automation, Inc.	527	146,822
		856,592
Investments	Shares	Value
Common Stocks (continued)
Ground Transportation — 7.7%
CSX Corp.	9,659	$296,241
JB Hunt Transport Services, Inc.	381	63,616
Norfolk Southern Corp.	1,047	217,964
Old Dominion Freight Line, Inc.	416	129,143
Union Pacific Corp.	2,811	541,174
		1,248,138
Industrial Conglomerates — 8.2%
3M Co.	2,529	235,981
General Electric Co.	5,004	508,056
Honeywell International, Inc.	3,070	588,212
		1,332,249
Machinery — 16.0%
Caterpillar, Inc.	2,391	491,948
Cummins, Inc.	649	132,662
Deere & Co.	1,242	429,707
Dover Corp.	641	85,465
Fortive Corp.	1,621	105,543
IDEX Corp.	347	69,108
Illinois Tool Works, Inc.	1,275	278,881
Ingersoll Rand, Inc.	1,860	105,388
Nordson Corp.	247	53,829
Otis Worldwide Corp.	1,906	151,546
PACCAR, Inc.	2,398	164,934
Parker-Hannifin Corp.	589	188,739
Pentair plc	756	41,935
Snap-on, Inc.	244	60,722
Stanley Black & Decker, Inc.	680	50,980
Westinghouse Air Brake Technologies Corp.	835	77,346
Xylem, Inc.	1,095	109,719
		2,598,452
Passenger Airlines — 2.0%
Alaska Air Group, Inc.*	586	26,329
American Airlines Group, Inc.*	2,990	44,192
Delta Air Lines, Inc.*	2,947	107,065
Southwest Airlines Co.	2,731	81,575
United Airlines Holdings, Inc.*	1,502	71,292
		330,453
Professional Services — 8.0%
Automatic Data Processing, Inc.	1,903	397,708
Broadridge Financial Solutions, Inc.	541	79,375
Ceridian HCM Holding, Inc.*	701	43,357
CoStar Group, Inc.*	1,868	148,319
Equifax, Inc.	563	117,453
Jacobs Solutions, Inc.	582	63,787
Leidos Holdings, Inc.	629	49,100
See accompanying notes to the financial statements.

50 :: UXI ULTRA INDUSTRIALS :: MAY 31, 2023 :: SCHEDULE OF PORTFOLIO INVESTMENTS PROSHARES TRUST

Investments	Shares	Value
Common Stocks (continued)
Paychex, Inc.	1,474	$154,667
Paycom Software, Inc.	220	61,629
Robert Half International, Inc.	495	32,185
Verisk Analytics, Inc., Class A	719	157,540
		1,305,120
Trading Companies & Distributors — 2.3%
Fastenal Co.	2,622	141,195
United Rentals, Inc.	319	106,479
WW Grainger, Inc.	207	134,347
		382,021
Total Common Stocks (Cost $14,074,474)		13,232,032
	Principal Amount
Short-Term Investments — 3.9%
Repurchase Agreements (a) — 3.9%
Repurchase Agreements with various counterparties, rates 4.95% - 5.05%, dated 5/31/2023, due 6/1/2023, total to be received $634,895 (Cost $634,805)	$634,805	634,805
Total Investments — 85.3% (Cost $14,709,279)		13,866,837
Other assets less liabilities — 14.7%		2,385,129
Net Assets — 100.0%		$16,251,966

*  Non-income producing security.

(a)  The Fund invests in Repurchase Agreements jointly with other funds in the Trust. See "Repurchase Agreements" in the Notes to Financial Statements to view the details of each individual agreement and counterparty as well as a description of the securities subject to repurchase.

As of May 31, 2023, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investment securities and derivative instruments, if applicable, for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$325,248
Aggregate gross unrealized depreciation	(1,763,264)
Net unrealized depreciation	$(1,438,016)
Federal income tax cost	$15,164,208

Swap Agreementsa

Ultra Industrials had the following open non-exchange traded total return swap agreements as of May 31, 2023:

Notional Amount ($)	Termination Date[b]	Counterparty	Rate Paid (Received)[c]	Reference Instrument	Value and Unrealized Appreciation/ (Depreciation)[d] ($)	Financial Instruments for the Benefit of (the Fund)/the Counterparty ($)	Cash Collateral for the Benefit of (the Fund)/the Counterparty ($)	Net Amount[e] ($)
8,173,086	3/6/2025	Bank of America NA	5.38%	S&P Industrials Select Sector Index[f]	(91,645)	—	91,645	—
2,434,598	3/6/2025	BNP Paribas SA	5.63%	S&P Industrials Select Sector Index[f]	8,618	—	—	8,618
1,331,680	3/6/2025	Goldman Sachs International	5.68%	S&P Industrials Select Sector Index[f]	(47,262)	—	47,262	—
1,929,378	3/6/2025	Societe Generale	5.63%	S&P Industrials Select Sector Index[f]	19,461	—	—	19,461
5,414,329	3/6/2025	UBS AG	5.43%	S&P Industrials Select Sector Index[f]	(29,817)	—	29,817	—
19,283,071					(140,645)
				Total Unrealized Appreciation	28,079
				Total Unrealized Depreciation	(168,724)

See accompanying notes to the financial statements.

PROSHARES TRUST SCHEDULE OF PORTFOLIO INVESTMENTS :: MAY 31, 2023 :: ULTRA INDUSTRIALS UXI :: 51

a  The Fund's Swap Agreements are not accounted for as hedging instruments under ASC 815.

b  Agreements may be terminated at will by either party without penalty. Payment is due at termination/maturity.

c  Reflects the floating financing rate, as of May 31, 2023, on the notional amount of the swap agreement paid to the counterparty or received from the counterparty, excluding any commissions. This amount is included as part of the unrealized appreciation/(depreciation).

d  The Fund discloses amounts due to the Fund from the counterparty (unrealized appreciation on swap agreements) at period end as an asset on its Statement of Assets and Liabilities. Amounts due to the counterparty from the Fund (unrealized depreciation on swap agreements) are disclosed as a liability on its Statement of Assets and Liabilities. The Fund presents these amounts on a gross basis and does not offset or "net" these amounts on its Statement of Assets and Liabilities.

e  Represents the "uncollateralized" amount due from or (to) the counterparty at period end. These amounts could be due to timing differences between the movement of collateral in relation to market movements, or due to agreement provisions allowing minimum "thresholds" that would need to be exceeded prior to the movement of collateral. To the extent that a net amount is due from a counterparty, the Fund would be exposed to the counterparty by such amount and could suffer losses or delays in recovery of that amount in the event of a counterparty default.

f  See the Common Stocks section of the preceding Schedule of Portfolio Investments for the representative components of the underlying reference instrument and their relative weightings.

See accompanying notes to the financial statements.

52 :: UXI ULTRA INDUSTRIALS :: MAY 31, 2023 :: SCHEDULE OF PORTFOLIO INVESTMENTS PROSHARES TRUST

Investments	Shares	Value
Common Stocks — 74.6%
Chemicals — 51.7%
Air Products and Chemicals, Inc.	7,481	$2,013,436
Albemarle Corp.	3,946	763,669
Celanese Corp., Class A	3,360	349,507
CF Industries Holdings, Inc.	6,611	406,643
Corteva, Inc.	24,016	1,284,616
Dow, Inc.	23,748	1,158,428
DuPont de Nemours, Inc.	15,437	1,037,212
Eastman Chemical Co.	4,002	308,514
Ecolab, Inc.	8,349	1,378,003
FMC Corp.	4,246	441,924
International Flavors & Fragrances, Inc.	8,589	663,844
Linde plc	16,596	5,869,341
LyondellBasell Industries NV, Class A	8,558	732,051
Mosaic Co. (The)	11,473	366,677
PPG Industries, Inc.	7,918	1,039,554
Sherwin-Williams Co. (The)	7,947	1,810,168
		19,623,587
Construction Materials — 4.5%
Martin Marietta Materials, Inc.	2,090	831,904
Vulcan Materials Co.	4,477	875,253
		1,707,157
Containers & Packaging — 6.9%
Amcor plc	50,060	482,578
Avery Dennison Corp.	2,727	439,401
Ball Corp.	10,578	541,170
International Paper Co.	11,983	352,780
Packaging Corp. of America	3,118	386,726
Sealed Air Corp.	4,875	184,519
Westrock Co.	8,582	240,382
		2,627,556
Metals & Mining — 11.5%
Freeport-McMoRan, Inc.	48,158	1,653,746
Newmont Corp.	26,745	1,084,510
Investments	Shares	Value
Common Stocks (continued)
Nucor Corp.	8,526	$1,125,943
Steel Dynamics, Inc.	5,621	516,570
		4,380,769
Total Common Stocks (Cost $31,063,143)		28,339,069
	Principal Amount
Short-Term Investments — 9.0%
Repurchase Agreements (a) — 9.0%
Repurchase Agreements with various counterparties, rates 4.95% - 5.05%, dated 5/31/2023, due 6/1/2023, total to be received $3,435,430 (Cost $3,434,947)	$3,434,947	3,434,947
Total Investments — 83.6% (Cost $34,498,090)		31,774,016
Other assets less liabilities — 16.4%		6,213,711
Net Assets — 100.0%		$37,987,727

(a)  The Fund invests in Repurchase Agreements jointly with other funds in the Trust. See "Repurchase Agreements" in the Notes to Financial Statements to view the details of each individual agreement and counterparty as well as a description of the securities subject to repurchase.

As of May 31, 2023, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investment securities and derivative instruments, if applicable, for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$2,002,346
Aggregate gross unrealized depreciation	(5,933,975)
Net unrealized depreciation	$(3,931,629)
Federal income tax cost	$34,954,665

Swap Agreementsa

Ultra Materials had the following open non-exchange traded total return swap agreements as of May 31, 2023:

Notional Amount ($)	Termination Date[b]	Counterparty	Rate Paid (Received)[c]	Reference Instrument	Value and Unrealized Appreciation/ (Depreciation)[d] ($)	Financial Instruments for the Benefit of (the Fund)/the Counterparty ($)	Cash Collateral for the Benefit of (the Fund)/the Counterparty ($)	Net Amount[e] ($)
20,884,138	3/6/2025	Bank of America NA	5.43%	S&P Materials Select Sector Index[f]	(572,638)	—	572,638	—
145,194	3/6/2025	BNP Paribas SA	5.63%	S&P Materials Select Sector Index[f]	(3,991)	—	—	(3,991)

See accompanying notes to the financial statements.

PROSHARES TRUST SCHEDULE OF PORTFOLIO INVESTMENTS :: MAY 31, 2023 :: ULTRA MATERIALS UYM :: 53

Notional Amount ($)	Termination Date[b]	Counterparty	Rate Paid (Received)[c]	Reference Instrument	Value and Unrealized Appreciation/ (Depreciation)[d] ($)	Financial Instruments for the Benefit of (the Fund)/the Counterparty ($)	Cash Collateral for the Benefit of (the Fund)/the Counterparty ($)	Net Amount[e] ($)
1,970,037	3/6/2025	Goldman Sachs International	5.68%	S&P Materials Select Sector Index[f]	(103,659)	—	103,659	—
4,473,245	3/6/2025	Societe Generale	5.63%	S&P Materials Select Sector Index[f]	465,204	(465,204)	—	—
20,243,063	3/6/2025	UBS AG	5.43%	S&P Materials Select Sector Index[f]	(535,896)	—	535,896	—
47,715,677					(750,980)
				Total Unrealized Appreciation	465,204
				Total Unrealized Depreciation	(1,216,184)

a  The Fund's Swap Agreements are not accounted for as hedging instruments under ASC 815.

b  Agreements may be terminated at will by either party without penalty. Payment is due at termination/maturity.

c  Reflects the floating financing rate, as of May 31, 2023, on the notional amount of the swap agreement paid to the counterparty or received from the counterparty, excluding any commissions. This amount is included as part of the unrealized appreciation/(depreciation).

d  The Fund discloses amounts due to the Fund from the counterparty (unrealized appreciation on swap agreements) at period end as an asset on its Statement of Assets and Liabilities. Amounts due to the counterparty from the Fund (unrealized depreciation on swap agreements) are disclosed as a liability on its Statement of Assets and Liabilities. The Fund presents these amounts on a gross basis and does not offset or "net" these amounts on its Statement of Assets and Liabilities.

e  Represents the "uncollateralized" amount due from or (to) the counterparty at period end. These amounts could be due to timing differences between the movement of collateral in relation to market movements, or due to agreement provisions allowing minimum "thresholds" that would need to be exceeded prior to the movement of collateral. To the extent that a net amount is due from a counterparty, the Fund would be exposed to the counterparty by such amount and could suffer losses or delays in recovery of that amount in the event of a counterparty default.

f  See the Common Stocks section of the preceding Schedule of Portfolio Investments for the representative components of the underlying reference instrument and their relative weightings.

See accompanying notes to the financial statements.

54 :: UYM ULTRA MATERIALS :: MAY 31, 2023 :: SCHEDULE OF PORTFOLIO INVESTMENTS PROSHARES TRUST

	Percentage of Net Assets	Shares	Value
Common Stocks (a) — 88.2%
AECOM (Construction & Engineering)	0.5%	6,858	$535,267
Annaly Capital Management, Inc. (Mortgage Real Estate Investment Trusts (REITs))	0.4%	23,113	436,373
Aramark (Hotels, Restaurants & Leisure)	0.4%	12,858	507,634
BJ's Wholesale Club Holdings, Inc.* (Consumer Staples Distribution & Retail)	0.4%	6,634	415,620
Builders FirstSource, Inc.* (Building Products)	0.7%	7,264	842,261
Carlisle Cos., Inc. (Building Products)	0.5%	2,552	542,147
Casey's General Stores, Inc. (Consumer Staples Distribution & Retail)	0.3%	1,839	414,970
Chemed Corp. (Health Care Providers & Services)	0.3%	734	391,787
Churchill Downs, Inc. (Hotels, Restaurants & Leisure)	0.4%	3,248	441,143
Cognex Corp. (Electronic Equipment, Instruments & Components)	0.4%	8,535	469,084
CubeSmart, REIT (Specialized REITs)	0.4%	11,084	492,573
Darling Ingredients, Inc.* (Food Products)	0.4%	7,910	501,336
Deckers Outdoor Corp.* (Textiles, Apparel & Luxury Goods)	0.5%	1,301	617,975
Dynatrace, Inc.* (Software)	0.5%	10,700	545,593
EMCOR Group, Inc. (Construction & Engineering)	0.3%	2,352	387,704
Essential Utilities, Inc. (Water Utilities)	0.4%	11,780	479,917
Five Below, Inc.* (Specialty Retail)	0.4%	2,741	472,877
Graco, Inc. (Machinery)	0.6%	8,318	636,244
Hubbell, Inc., Class B (Electrical Equipment)	0.7%	2,645	747,107
Interactive Brokers Group, Inc., Class A (Capital Markets)	0.3%	5,077	392,097
Jabil, Inc. (Electronic Equipment, Instruments & Components)	0.5%	6,578	588,862
Jazz Pharmaceuticals plc* (Pharmaceuticals)	0.3%	3,108	398,322
KBR, Inc. (Professional Services)	0.3%	6,771	399,624
Knight-Swift Transportation Holdings, Inc., Class A (Ground Transportation)	0.4%	7,931	436,126
	Percentage of Net Assets	Shares	Value
Common Stocks (a) (continued)
Lamar Advertising Co., Class A, REIT (Specialized REITs)	0.4%	4,307	$387,113
Lattice Semiconductor Corp.* (Semiconductors & Semiconductor Equipment)	0.5%	6,765	550,062
Lennox International, Inc. (Building Products)	0.4%	1,593	438,887
Life Storage, Inc., REIT (Specialized REITs)	0.5%	4,195	534,401
Lincoln Electric Holdings, Inc. (Machinery)	0.4%	2,850	483,531
Manhattan Associates, Inc.* (Software)	0.5%	3,084	559,499
Neurocrine Biosciences, Inc.* (Biotechnology)	0.4%	4,767	426,790
Owens Corning (Building Products)	0.4%	4,612	490,394
Penumbra, Inc.* (Health Care Equipment & Supplies)	0.5%	1,874	575,955
Performance Food Group Co.* (Consumer Staples Distribution & Retail)	0.4%	7,706	426,065
Regal Rexnord Corp. (Electrical Equipment)	0.4%	3,265	424,091
Reinsurance Group of America, Inc. (Insurance)	0.4%	3,291	460,740
Reliance Steel & Aluminum Co. (Metals & Mining)	0.6%	2,897	679,868
RenaissanceRe Holdings Ltd. (Insurance)	0.4%	2,480	467,158
Repligen Corp.* (Life Sciences Tools & Services)	0.4%	2,549	428,028
Rexford Industrial Realty, Inc., REIT (Industrial REITs)	0.4%	9,334	508,143
Royal Gold, Inc. (Metals & Mining)	0.4%	3,240	401,242
RPM International, Inc. (Chemicals)	0.4%	6,371	508,342
Service Corp. International (Diversified Consumer Services)	0.4%	7,588	482,673
Shockwave Medical, Inc.* (Health Care Equipment & Supplies)	0.4%	1,784	490,760
Super Micro Computer, Inc.* (Technology Hardware, Storage & Peripherals)	0.5%	2,303	515,757
Toro Co. (The) (Machinery)	0.4%	5,166	505,390
United Therapeutics Corp.* (Biotechnology)	0.4%	2,249	471,705
Unum Group (Insurance)	0.4%	9,230	401,043
US Foods Holding Corp.* (Consumer Staples Distribution & Retail)	0.4%	10,850	431,613

See accompanying notes to the financial statements.

PROSHARES TRUST SUMMARY SCHEDULE OF PORTFOLIO INVESTMENTS :: MAY 31, 2023 :: ULTRA MIDCAP400 MVV :: 55

	Percentage of Net Assets	Shares	Value
Common Stocks (a) (continued)
Watsco, Inc. (Trading Companies & Distributors)	0.5%	1,642	$532,615
Other Common Stocks (b)	66.7%	1,945,971	76,349,060
Total Common Stocks (Cost $101,081,726)			101,023,568
Securities Lending Reinvestments (c) — 0.7%
Investment Companies — 0.7%
Invesco Government & Agency Portfolio, Institutional Class 5.04% (Cost $784,813)	0.7%	784,813	784,813

	Principal Amount
Short-Term Investments — 6.9%
Repurchase Agreements (d) — 6.9%
Repurchase Agreements with various counterparties, rates 4.95% - 5.05%, dated 5/31/2023, due 6/1/2023, total to be received $7,898,986 (Cost $7,897,882)	$7,897,882	7,897,882
Total Investments — 95.8% (Cost $109,764,421)		109,706,263
Other assets less liabilities — 4.2%		4,835,965
Net Assets — 100.0%		$114,542,228

*  Non-income producing security.

(a)  All or a portion of these securities are segregated in connection with obligations for swaps with a total value of $7,125,897.

(b)  The security or a portion of this security is on loan at May 31, 2023. The total value of securities on loan at May 31, 2023 was $953,019, collateralized in the form of cash with a value of $784,813 that was reinvested in the securities shown in the Securities Lending Reinvestment section of the Schedule of Portfolio Investments and $222,746 of collateral in the form of U.S. Government Treasury Securities, interest rates ranging from 0.00% - 4.63%, and maturity dates ranging from June 8, 2023 - November 15, 2052. The total value of collateral is $1,007,559.

(c)  The security was purchased with cash collateral held from securities on loan at May 31, 2023. The total value of securities purchased was $784,813.

(d)  The Fund invests in Repurchase Agreements jointly with other funds in the Trust. See "Repurchase Agreements" in the Notes to Financial Statements to view the details of each individual agreement and counterparty as well as a description of the securities subject to repurchase.

As of May 31, 2023, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investment securities and derivative instruments, if applicable, for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$13,429,538
Aggregate gross unrealized depreciation	(22,435,931)
Net unrealized depreciation	$(9,006,393)
Federal income tax cost	$110,115,951

Futures Contracts Purchased

Ultra MidCap400 had the following open long futures contracts as of May 31, 2023:

	Number of Contracts	Expiration Date	Trading Currency	Notional Amount	Value and Unrealized Depreciation
S&P Midcap 400 E-Mini Index	16	6/16/2023	USD	$3,854,400	$(19,687)

Swap Agreementsa

Ultra MidCap400 had the following open non-exchange traded total return swap agreements as of May 31, 2023:

Notional Amount ($)	Termination Date[b]	Counterparty	Rate Paid (Received)[c]	Reference Instrument	Value and Unrealized Depreciation[d] ($)	Financial Instruments for the Benefit of (the Fund)/the Counterparty ($)	Cash Collateral for the Benefit of (the Fund)/the Counterparty ($)	Net Amount[e] ($)
13,405,152	2/11/2025	Bank of America NA	5.48%	S&P MidCap 400®	(297,548)	297,548	—	—
17,058,477	2/11/2025	BNP Paribas SA	5.53%	S&P MidCap 400®	(433,292)	—	292,992	(140,300)
13,352,205	3/6/2025	Citibank NA	5.48%	S&P MidCap 400®	(525,775)	—	12,647	(513,128)

See accompanying notes to the financial statements.

56 :: MVV ULTRA MIDCAP400 :: MAY 31, 2023 :: SUMMARY SCHEDULE OF PORTFOLIO INVESTMENTS PROSHARES TRUST

Notional Amount ($)	Termination Date[b]	Counterparty	Rate Paid (Received)[c]	Reference Instrument	Value and Unrealized Depreciation[d] ($)	Financial Instruments for the Benefit of (the Fund)/the Counterparty ($)	Cash Collateral for the Benefit of (the Fund)/the Counterparty ($)	Net Amount[e] ($)
16,338,010	11/7/2024	Goldman Sachs International	5.35%	SPDR® S&P MidCap 400® ETF Trust	(1,762,207)
28,624,933	11/7/2024	Goldman Sachs International	5.58%	S&P MidCap 400®	(2,558,112)
44,962,943					(4,320,319)	—	4,320,319	—
5,718,248	3/6/2024	Morgan Stanley & Co. International plc	5.63%	S&P MidCap 400®	(24,337)	21,025	3,312	—
19,089,706	11/14/2024	Societe Generale	5.35%	S&P MidCap 400®	(2,046,248)	1,603,762	442,486	—
10,712,088	11/7/2024	UBS AG	5.43%	S&P MidCap 400®	(929,499)	—	929,499	—
124,298,819					(8,577,018)
				Total Unrealized Depreciation	(8,577,018)

a  The Fund's Swap Agreements are not accounted for as hedging instruments under ASC 815.

b  Agreements may be terminated at will by either party without penalty. Payment is due at termination/maturity.

c  Reflects the floating financing rate, as of May 31, 2023, on the notional amount of the swap agreement paid to the counterparty or received from the counterparty, excluding any commissions. This amount is included as part of the unrealized appreciation/(depreciation).

d  The Fund discloses amounts due to the Fund from the counterparty (unrealized appreciation on swap agreements) at period end as an asset on its Statement of Assets and Liabilities. Amounts due to the counterparty from the Fund (unrealized depreciation on swap agreements) are disclosed as a liability on its Statement of Assets and Liabilities. The Fund presents these amounts on a gross basis and does not offset or "net" these amounts on its Statement of Assets and Liabilities.

e  Represents the "uncollateralized" amount due from or (to) the counterparty at period end. These amounts could be due to timing differences between the movement of collateral in relation to market movements, or due to agreement provisions allowing minimum "thresholds" that would need to be exceeded prior to the movement of collateral. To the extent that a net amount is due from a counterparty, the Fund would be exposed to the counterparty by such amount and could suffer losses or delays in recovery of that amount in the event of a counterparty default.

Abbreviations

USD  U.S. Dollar

Ultra MidCap400 invested, as a percentage of net assets, in the following industries, as of May 31, 2023:

Aerospace & Defense	0.9%
Air Freight & Logistics	0.3%
Automobile Components	1.6%
Automobiles	0.4%
Banks	4.9%
Beverages	0.5%
Biotechnology	1.4%
Broadline Retail	0.5%
Building Products	3.3%
Capital Markets	1.7%
Chemicals	2.2%
Commercial Services & Supplies	1.1%
Communications Equipment	0.6%
Construction & Engineering	1.7%
Construction Materials	0.3%
Consumer Finance	0.4%

See accompanying notes to the financial statements.

PROSHARES TRUST SUMMARY SCHEDULE OF PORTFOLIO INVESTMENTS :: MAY 31, 2023 :: ULTRA MIDCAP400 MVV :: 57

Consumer Staples Distribution & Retail	1.7%
Containers & Packaging	0.8%
Diversified Consumer Services	0.8%
Diversified Telecommunication Services	0.5%
Electric Utilities	1.2%
Electrical Equipment	2.0%
Electronic Equipment, Instruments & Components	3.3%
Energy Equipment & Services	0.6%
Entertainment	0.2%
Financial Services	1.4%
Food Products	1.3%
Gas Utilities	1.2%
Ground Transportation	1.8%
Health Care Equipment & Supplies	3.3%
Health Care Providers & Services	2.0%
Health Care REITs	1.1%
Hotel & Resort REITs	0.1%
Hotels, Restaurants & Leisure	3.1%
Household Durables	1.5%
Household Products	0.1%
Independent Power and Renewable Electricity Producers	0.2%
Industrial REITs	1.3%
Insurance	3.6%
Interactive Media & Services	0.2%
IT Services	0.1%
Leisure Products	1.0%
Life Sciences Tools & Services	1.3%
Machinery	4.1%
Marine Transportation	0.2%
Media	0.8%
Metals & Mining	2.1%
Mortgage Real Estate Investment Trusts (REITs)	0.6%
Multi-Utilities	0.3%
Office REITs	0.6%
Oil, Gas & Consumable Fuels	2.7%
Paper & Forest Products	0.2%
Passenger Airlines	0.1%
Personal Care Products	0.4%
Pharmaceuticals	0.5%
Professional Services	3.0%
Real Estate Management & Development	0.3%
Residential REITs	0.4%
Retail REITs	1.3%
Semiconductors & Semiconductor Equipment	2.4%
Software	2.2%
Specialized REITs	1.9%
Specialty Retail	2.7%
Technology Hardware, Storage & Peripherals	0.5%
Textiles, Apparel & Luxury Goods	1.9%
Trading Companies & Distributors	1.1%
Water Utilities	0.4%
Other[a]	11.8%
100.0%

a  Includes any non-equity securities and net other assets (liabilities).

See accompanying notes to the financial statements.

58 :: MVV ULTRA MIDCAP400 :: MAY 31, 2023 :: SUMMARY SCHEDULE OF PORTFOLIO INVESTMENTS PROSHARES TRUST

Investments	Principal Amount	Value
Short-Term Investments — 54.9%
Repurchase Agreements (a) — 54.9%
Repurchase Agreements with various counterparties, rates 4.95% - 5.05%, dated 5/31/2023, due 6/1/2023, total to be received $2,495,219 (Cost $2,494,871)	$2,494,871	$2,494,871
Total Investments — 54.9% (Cost $2,494,871)		2,494,871
Other assets less liabilities — 45.1%		2,049,303
Net Assets — 100.0%		$4,544,174

(a)  The Fund invests in Repurchase Agreements jointly with other funds in the Trust. See "Repurchase Agreements" in the Notes to Financial Statements to view the details of each individual agreement and counterparty as well as a description of the securities subject to repurchase.

As of May 31, 2023, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investment securities and derivative instruments, if applicable, for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$342,533
Aggregate gross unrealized depreciation	(27,276)
Net unrealized appreciation	$315,257
Federal income tax cost	$2,494,871

Swap Agreementsa,f

Ultra MSCI Brazil Capped had the following open non-exchange traded total return swap agreements as of May 31, 2023:

Notional Amount ($)	Termination Date[b]	Counterparty	Rate Paid (Received)[c]	Reference Instrument	Value and Unrealized Appreciation/ (Depreciation)[d] ($)	Financial Instruments for the Benefit of (the Fund)/the Counterparty ($)	Cash Collateral for the Benefit of (the Fund)/the Counterparty ($)	Net Amount[e] ($)
423,340	4/10/2025	Bank of America NA	5.38%	iShares® MSCI Brazil Capped ETF	(24,496)	—	24,496	—
2,584,186	11/14/2024	Citibank NA	5.38%	iShares® MSCI Brazil Capped ETF	130,774	(130,774)	—	—
2,752,658	11/14/2024	Goldman Sachs International	4.08%	iShares® MSCI Brazil Capped ETF	84,262	—	—	84,262
92,660	11/14/2024	Morgan Stanley & Co. International plc	5.53%	iShares® MSCI Brazil Capped ETF	4,053	—	—	4,053
119,803	11/14/2024	Societe Generale	5.08%	iShares® MSCI Brazil Capped ETF	(2,780)	—	2,780	—
3,127,978	11/14/2024	UBS AG	5.08%	iShares® MSCI Brazil Capped ETF	123,444	(123,444)	—	—
9,100,625					315,257
				Total Unrealized Appreciation	342,533
				Total Unrealized Depreciation	(27,276)

a  The Fund's Swap Agreements are not accounted for as hedging instruments under ASC 815.

b  Agreements may be terminated at will by either party without penalty. Payment is due at termination/maturity.

c  Reflects the floating financing rate, as of May 31, 2023, on the notional amount of the swap agreement paid to the counterparty or received from the counterparty, excluding any commissions. This amount is included as part of the unrealized appreciation/(depreciation).

d  The Fund discloses amounts due to the Fund from the counterparty (unrealized appreciation on swap agreements) at period end as an asset on its Statement of Assets and Liabilities. Amounts due to the counterparty from the Fund (unrealized depreciation on swap agreements) are disclosed as a liability on its Statement of Assets and Liabilities. The Fund presents these amounts on a gross basis and does not offset or "net" these amounts on its Statement of Assets and Liabilities.

e  Represents the "uncollateralized" amount due from or (to) the counterparty at period end. These amounts could be due to timing differences between the movement of collateral in relation to market movements, or due to agreement provisions allowing minimum "thresholds" that would need to be exceeded prior to the movement of collateral. To the extent that a net amount is due from a counterparty, the Fund would be exposed to the counterparty by such amount and could suffer losses or delays in recovery of that amount in the event of a counterparty default.

f  In order to facilitate the daily valuation of these swap transactions as of close of business New York time, one or more financial products traded on a U.S. exchange are used as the reference entity as a surrogate for the respective underlying index for the purposes of both daily valuation calculation as well as final settlement of the swap.

See accompanying notes to the financial statements.

PROSHARES TRUST SCHEDULE OF PORTFOLIO INVESTMENTS :: MAY 31, 2023 :: ULTRA MSCI BRAZIL CAPPED UBR :: 59

Investments	Principal Amount	Value
Short-Term Investments — 79.0%
Repurchase Agreements (a) — 79.0%
Repurchase Agreements with various counterparties, rates 4.95% - 5.05%, dated 5/31/2023, due 6/1/2023, total to be received $8,339,364 (Cost $8,338,199)	$8,338,199	$8,338,199
Total Investments — 79.0% (Cost $8,338,199)		8,338,199
Other assets less liabilities — 21.0%		2,211,448
Net Assets — 100.0%		$10,549,647

(a)  The Fund invests in Repurchase Agreements jointly with other funds in the Trust. See "Repurchase Agreements" in the Notes to Financial Statements to view the details of each individual agreement and counterparty as well as a description of the securities subject to repurchase.

As of May 31, 2023, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investment securities and derivative instruments, if applicable, for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$750,009
Aggregate gross unrealized depreciation	(173,717)
Net unrealized appreciation	$576,292
Federal income tax cost	$8,338,199

Swap Agreementsa,f

Ultra MSCI EAFE had the following open non-exchange traded total return swap agreements as of May 31, 2023:

Notional Amount ($)	Termination Date[b]	Counterparty	Rate Paid (Received)[c]	Reference Instrument	Value and Unrealized Appreciation/ (Depreciation)[d] ($)	Financial Instruments for the Benefit of (the Fund)/the Counterparty ($)	Cash Collateral for the Benefit of (the Fund)/the Counterparty ($)	Net Amount[e] ($)
5,456,542	4/10/2025	Bank of America NA	5.38%	iShares® MSCI EAFE ETF	703,091	(694,023)	(9,068)	—
4,236,335	11/14/2024	Citibank NA	5.48%	iShares® MSCI EAFE ETF	(117,532)	—	117,532	—
1,337,148	3/6/2025	Goldman Sachs International	5.68%	iShares® MSCI EAFE ETF	15,841	—	—	15,841
2,710	11/9/2023	Morgan Stanley & Co. International plc	5.53%	iShares® MSCI EAFE ETF	(391)	—	391	—
2,900,541	11/14/2024	Societe Generale	5.58%	iShares® MSCI EAFE ETF	31,077	(31,077)	—	—
7,178,873	3/6/2025	UBS AG	5.28%	iShares® MSCI EAFE ETF	(55,794)	—	55,794	—
21,112,149					576,292
				Total Unrealized Appreciation	750,009
				Total Unrealized Depreciation	(173,717)

a  The Fund's Swap Agreements are not accounted for as hedging instruments under ASC 815.

b  Agreements may be terminated at will by either party without penalty. Payment is due at termination/maturity.

c  Reflects the floating financing rate, as of May 31, 2023, on the notional amount of the swap agreement paid to the counterparty or received from the counterparty, excluding any commissions. This amount is included as part of the unrealized appreciation/(depreciation).

d  The Fund discloses amounts due to the Fund from the counterparty (unrealized appreciation on swap agreements) at period end as an asset on its Statement of Assets and Liabilities. Amounts due to the counterparty from the Fund (unrealized depreciation on swap agreements) are disclosed as a liability on its Statement of Assets and Liabilities. The Fund presents these amounts on a gross basis and does not offset or "net" these amounts on its Statement of Assets and Liabilities.

e  Represents the "uncollateralized" amount due from or (to) the counterparty at period end. These amounts could be due to timing differences between the movement of collateral in relation to market movements, or due to agreement provisions allowing minimum "thresholds" that would need to be exceeded prior to the movement of collateral. To the extent that a net amount is due from a counterparty, the Fund would be exposed to the counterparty by such amount and could suffer losses or delays in recovery of that amount in the event of a counterparty default.

f  In order to facilitate the daily valuation of these swap transactions as of close of business New York time, one or more financial products traded on a U.S. exchange are used as the reference entity as a surrogate for the respective underlying index for the purposes of both daily valuation calculation as well as final settlement of the swap.

See accompanying notes to the financial statements.

60 :: EFO ULTRA MSCI EAFE :: MAY 31, 2023 :: SCHEDULE OF PORTFOLIO INVESTMENTS PROSHARES TRUST

Investments	Principal Amount	Value
Short-Term Investments — 80.4%
Repurchase Agreements (a) — 80.4%
Repurchase Agreements with various counterparties, rates 4.95% - 5.05%, dated 5/31/2023, due 6/1/2023, total to be received $13,238,441 (Cost $13,236,587)	$13,236,587	$13,236,587
Total Investments — 80.4% (Cost $13,236,587)		13,236,587
Other assets less liabilities — 19.6%		3,237,041
Net Assets — 100.0%		$16,473,628

(a)  The Fund invests in Repurchase Agreements jointly with other funds in the Trust. See "Repurchase Agreements" in the Notes to Financial Statements to view the details of each individual agreement and counterparty as well as a description of the securities subject to repurchase.

As of May 31, 2023, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investment securities and derivative instruments, if applicable, for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$1,137,207
Aggregate gross unrealized depreciation	(963,692)
Net unrealized appreciation	$173,515
Federal income tax cost	$13,236,587

Swap Agreementsa,f

Ultra MSCI Emerging Markets had the following open non-exchange traded total return swap agreements as of May 31, 2023:

Notional Amount ($)	Termination Date[b]	Counterparty	Rate Paid (Received)[c]	Reference Instrument	Value and Unrealized Appreciation/ (Depreciation)[d] ($)	Financial Instruments for the Benefit of (the Fund)/the Counterparty ($)	Cash Collateral for the Benefit of (the Fund)/the Counterparty ($)	Net Amount[e] ($)
7,647,279	3/6/2025	Bank of America NA	5.33%	iShares® MSCI Emerging Markets ETF	(401,758)	—	401,758	—
1,640,777	11/14/2024	Citibank NA	5.23%	iShares® MSCI Emerging Markets ETF	(162,034)	—	162,034	—
3,312,530	3/6/2025	Goldman Sachs International	5.38%	iShares® MSCI Emerging Markets ETF	(98,268)	—	98,268	—
94,865	11/14/2024	Morgan Stanley & Co. International plc	5.53%	iShares® MSCI Emerging Markets ETF	(3,830)	—	3,830	—
11,660,649	11/14/2024	Societe Generale	4.83%	iShares® MSCI Emerging Markets ETF	(297,802)	—	297,802	—
8,622,065	4/10/2025	UBS AG	4.88%	iShares® MSCI Emerging Markets ETF	1,137,207	(1,137,207)	—	—
32,978,165					173,515
				Total Unrealized Appreciation	1,137,207
				Total Unrealized Depreciation	(963,692)

a  The Fund's Swap Agreements are not accounted for as hedging instruments under ASC 815.

b  Agreements may be terminated at will by either party without penalty. Payment is due at termination/maturity.

c  Reflects the floating financing rate, as of May 31, 2023, on the notional amount of the swap agreement paid to the counterparty or received from the counterparty, excluding any commissions. This amount is included as part of the unrealized appreciation/(depreciation).

d  The Fund discloses amounts due to the Fund from the counterparty (unrealized appreciation on swap agreements) at period end as an asset on its Statement of Assets and Liabilities. Amounts due to the counterparty from the Fund (unrealized depreciation on swap agreements) are disclosed as a liability on its Statement of Assets and Liabilities. The Fund presents these amounts on a gross basis and does not offset or "net" these amounts on its Statement of Assets and Liabilities.

See accompanying notes to the financial statements.

PROSHARES TRUST SCHEDULE OF PORTFOLIO INVESTMENTS :: MAY 31, 2023 :: ULTRA MSCI EMERGING MARKETS EET :: 61

e  Represents the "uncollateralized" amount due from or (to) the counterparty at period end. These amounts could be due to timing differences between the movement of collateral in relation to market movements, or due to agreement provisions allowing minimum "thresholds" that would need to be exceeded prior to the movement of collateral. To the extent that a net amount is due from a counterparty, the Fund would be exposed to the counterparty by such amount and could suffer losses or delays in recovery of that amount in the event of a counterparty default.

f  In order to facilitate the daily valuation of these swap transactions as of close of business New York time, one or more financial products traded on a U.S. exchange are used as the reference entity as a surrogate for the respective underlying index for the purposes of both daily valuation calculation as well as final settlement of the swap.

See accompanying notes to the financial statements.

62 :: EET ULTRA MSCI EMERGING MARKETS :: MAY 31, 2023 :: SCHEDULE OF PORTFOLIO INVESTMENTSPROSHARES TRUST

Investments	Shares	Value
Exchange Traded Funds — 29.4%
iShares MSCI Japan ETF (Cost $2,509,826)	46,250	$2,744,475
	Principal Amount
Short-Term Investments — 51.5%
Repurchase Agreements (a) — 51.5%
Repurchase Agreements with various counterparties, rates 4.95% - 5.05%, dated 5/31/2023, due 6/1/2023, total to be received $4,792,283 (Cost $4,791,613)	$4,791,613	4,791,613
Total Investments — 80.9% (Cost $7,301,439)		7,536,088
Other assets less liabilities — 19.1%		1,776,845
Net Assets — 100.0%		$9,312,933

(a)  The Fund invests in Repurchase Agreements jointly with other funds in the Trust. See "Repurchase Agreements" in the Notes to Financial Statements to view the details of each individual agreement and counterparty as well as a description of the securities subject to repurchase.

As of May 31, 2023, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investment securities and derivative instruments, if applicable, for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$533,754
Aggregate gross unrealized depreciation	(235,651)
Net unrealized appreciation	$298,103
Federal income tax cost	$7,301,439

Swap Agreementsa,f

Ultra MSCI Japan had the following open non-exchange traded total return swap agreements as of May 31, 2023:

Notional Amount ($)	Termination Date[b]	Counterparty	Rate Paid (Received)[c]	Reference Instrument	Value and Unrealized Appreciation/ (Depreciation)[d] ($)	Financial Instruments for the Benefit of (the Fund)/the Counterparty ($)	Cash Collateral for the Benefit of (the Fund)/the Counterparty ($)	Net Amount[e] ($)
1,610,437	12/14/2023	Bank of America NA	5.43%	iShares® MSCI Japan ETF	(183,120)	—	183,120	—
2,843,327	4/10/2025	Citibank NA	5.58%	iShares® MSCI Japan ETF	138,244	—	—	138,244
717,903	3/6/2025	Goldman Sachs International	5.58%	iShares® MSCI Japan ETF	3,475	—	—	3,475
173,751	11/9/2023	Morgan Stanley & Co. International plc	5.53%	iShares® MSCI Japan ETF	(30,694)	—	30,694	—
4,411,130	11/14/2024	Societe Generale	5.23%	iShares® MSCI Japan ETF	(21,837)	—	21,837	—
6,140,660	11/9/2023	UBS AG	5.08%	iShares® MSCI Japan ETF	157,386	(157,386)	—	—
15,897,208					63,454
				Total Unrealized Appreciation	299,105
				Total Unrealized Depreciation	(235,651)

a  The Fund's Swap Agreements are not accounted for as hedging instruments under ASC 815.

b  Agreements may be terminated at will by either party without penalty. Payment is due at termination/maturity.

c  Reflects the floating financing rate, as of May 31, 2023, on the notional amount of the swap agreement paid to the counterparty or received from the counterparty, excluding any commissions. This amount is included as part of the unrealized appreciation/(depreciation).

d  The Fund discloses amounts due to the Fund from the counterparty (unrealized appreciation on swap agreements) at period end as an asset on its Statement of Assets and Liabilities. Amounts due to the counterparty from the Fund (unrealized depreciation on swap agreements) are disclosed as a liability on its Statement of Assets and Liabilities. The Fund presents these amounts on a gross basis and does not offset or "net" these amounts on its Statement of Assets and Liabilities.

See accompanying notes to the financial statements.

PROSHARES TRUST SCHEDULE OF PORTFOLIO INVESTMENTS :: MAY 31, 2023 :: ULTRA MSCI JAPAN EZJ :: 63

e  Represents the "uncollateralized" amount due from or (to) the counterparty at period end. These amounts could be due to timing differences between the movement of collateral in relation to market movements, or due to agreement provisions allowing minimum "thresholds" that would need to be exceeded prior to the movement of collateral. To the extent that a net amount is due from a counterparty, the Fund would be exposed to the counterparty by such amount and could suffer losses or delays in recovery of that amount in the event of a counterparty default.

f  In order to facilitate the daily valuation of these swap transactions as of close of business New York time, one or more financial products traded on a U.S. exchange are used as the reference entity as a surrogate for the respective underlying index for the purposes of both daily valuation calculation as well as final settlement of the swap.

See accompanying notes to the financial statements.

64 :: EZJ ULTRA MSCI JAPAN :: MAY 31, 2023 :: SCHEDULE OF PORTFOLIO INVESTMENTS PROSHARES TRUST

	Percentage of Net Assets	Shares	Value
Common Stocks — 72.8%
Abcam plc, ADR* (Biotechnology)	0.2%	14,284	$230,687
ACADIA Pharmaceuticals, Inc.* (Biotechnology)	0.3%	10,834	254,599
Alkermes plc* (Biotechnology)	0.3%	10,979	317,622
Alnylam Pharmaceuticals, Inc.* (Biotechnology)	1.6%	8,290	1,533,733
Amgen, Inc. (Biotechnology)	5.5%	24,240	5,348,556
Apellis Pharmaceuticals, Inc.* (Biotechnology)	0.7%	7,645	656,323
Argenx SE, ADR* (Biotechnology)	0.8%	1,980	769,626
Arrowhead Pharmaceuticals, Inc.* (Biotechnology)	0.3%	7,234	248,922
Ascendis Pharma A/S, ADR* (Biotechnology)	0.3%	3,803	330,747
AstraZeneca plc, ADR (Pharmaceuticals)	3.0%	40,262	2,942,347
BeiGene Ltd., ADR* (Biotechnology)	0.7%	2,846	628,767
Biogen, Inc.* (Biotechnology)	3.0%	9,649	2,860,060
BioMarin Pharmaceutical, Inc.* (Biotechnology)	1.1%	12,458	1,083,099
BioNTech SE, ADR (Biotechnology)	0.7%	6,245	656,225
CRISPR Therapeutics AG* (Biotechnology)	0.4%	5,252	336,338
Cytokinetics, Inc.* (Biotechnology)	0.2%	6,320	238,201
Denali Therapeutics, Inc.* (Biotechnology)	0.3%	9,128	275,848
Exelixis, Inc.* (Biotechnology)	0.4%	21,644	417,296
Gilead Sciences, Inc. (Biotechnology)	5.6%	69,730	5,365,026
Halozyme Therapeutics, Inc.* (Biotechnology)	0.3%	9,041	293,200
Horizon Therapeutics plc* (Biotechnology)	1.6%	15,253	1,525,758
Illumina, Inc.* (Life Sciences Tools & Services)	2.1%	10,552	2,075,051
ImmunoGen, Inc.* (Biotechnology)	0.2%	17,085	233,039
Incyte Corp.* (Biotechnology)	0.9%	14,891	916,541
Intra-Cellular Therapies, Inc.* (Pharmaceuticals)	0.4%	6,325	375,578
Ionis Pharmaceuticals, Inc.* (Biotechnology)	0.4%	9,547	390,472
IVERIC bio, Inc.* (Biotechnology)	0.4%	9,088	343,072
Jazz Pharmaceuticals plc* (Pharmaceuticals)	0.6%	4,205	538,913
	Percentage of Net Assets	Shares	Value
Common Stocks (continued)
Karuna Therapeutics, Inc.* (Biotechnology)	0.5%	2,305	$522,198
Legend Biotech Corp., ADR* (Biotechnology)	0.3%	4,327	277,664
Madrigal Pharmaceuticals, Inc.* (Biotechnology)	0.4%	1,211	337,155
Medpace Holdings, Inc.* (Life Sciences Tools & Services)	0.4%	2,074	429,256
Moderna, Inc.* (Biotechnology)	3.4%	25,801	3,295,046
Neurocrine Biosciences, Inc.* (Biotechnology)	0.6%	6,450	577,469
Novocure Ltd.* (Health Care Equipment & Supplies)	0.5%	7,043	505,758
Prometheus Biosciences, Inc.* (Biotechnology)	0.7%	3,174	630,674
Prothena Corp. plc* (Biotechnology)	0.2%	3,510	233,169
Regeneron Pharmaceuticals, Inc.* (Biotechnology)	5.5%	7,180	5,281,321
Roivant Sciences Ltd.* (Biotechnology)	0.5%	50,651	460,418
Royalty Pharma plc, Class A (Pharmaceuticals)	1.0%	29,597	969,006
Sanofi, ADR (Pharmaceuticals)	1.0%	19,847	1,012,594
Sarepta Therapeutics, Inc.* (Biotechnology)	0.8%	5,876	726,274
Seagen, Inc.* (Biotechnology)	2.5%	12,475	2,441,357
Syneos Health, Inc.* (Life Sciences Tools & Services)	0.3%	6,894	286,790
Ultragenyx Pharmaceutical, Inc.* (Biotechnology)	0.2%	4,689	231,449
United Therapeutics Corp.* (Biotechnology)	0.7%	3,092	648,516
Vaxcyte, Inc.* (Biotechnology)	0.3%	6,174	305,736
Vertex Pharmaceuticals, Inc.* (Biotechnology)	5.8%	17,170	5,555,697
Viatris, Inc. (Pharmaceuticals)	0.8%	79,928	731,341
Vir Biotechnology, Inc.* (Biotechnology)	0.2%	8,917	237,816
Other Common Stocks (a)	13.9%	1,350,418	13,390,756
Total Common Stocks (Cost $87,050,848)			70,273,106
		No. of Rights
Right — 0.0% (b)
Achillion Pharmaceuticals, Inc., CVR*(c)(d) (Cost $11,641)	0.0%	25,307	11,641

See accompanying notes to the financial statements.

PROSHARES TRUST SUMMARY SCHEDULE OF PORTFOLIO INVESTMENTS :: MAY 31, 2023 :: ULTRA NASDAQ BIOTECHNOLOGY BIB :: 65

	Percentage of Net Assets	Shares	Value
Securities Lending Reinvestments (e) — 0.7%
Investment Companies — 0.7%
Invesco Government & Agency Portfolio, Institutional Class 5.04% (Cost $712,616)	0.7%	712,616	$712,616
		Principal Amount
Short-Term Investments — 9.7%
Repurchase Agreements (f) — 9.7%
Repurchase Agreements with various counterparties, rates 4.95% - 5.05%, dated 5/31/2023, due 6/1/2023, total to be received $9,354,166 (Cost $9,352,856)		$9,352,856	9,352,856
Total Investments — 83.2% (Cost $97,127,961)			80,350,219
Other assets less liabilities — 16.8%			16,242,602
Net Assets — 100.0%			$96,592,821

*  Non-income producing security.

(a)  The security or a portion of this security is on loan at May 31, 2023. The total value of securities on loan at May 31, 2023 was $843,266, collateralized in the form of cash with a value of $712,616 that was reinvested in the securities shown in the Securities Lending Reinvestment section of the Schedule of Portfolio Investments and $152,237 of collateral in the form of U.S. Government Treasury Securities, interest rates ranging from 0.00% - 5.25%, and maturity dates ranging from June 8, 2023 - August 15, 2052. The total value of collateral is $864,853.

(b)  Represents less than 0.05% of net assets.

(c)  Illiquid security.

(d)  Security fair valued as of May 31, 2023 in accordance with procedures approved by the Board of Trustees. Total value of all such securities at May 31, 2023 amounted to $11,641, which represents approximately 0.01% of net assets of the Fund.

(e)  The security was purchased with cash collateral held from securities on loan at May 31, 2023. The total value of securities purchased was $712,616.

(f)  The Fund invests in Repurchase Agreements jointly with other funds in the Trust. See "Repurchase Agreements" in the Notes to Financial Statements to view the details of each individual agreement and counterparty as well as a description of the securities subject to repurchase.

Abbreviations

ADR  American Depositary Receipt

CVR  Contingent Value Rights — No defined expiration

As of May 31, 2023, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investment securities and derivative instruments, if applicable, for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$9,352,646
Aggregate gross unrealized depreciation	(28,002,623)
Net unrealized depreciation	$(18,649,977)
Federal income tax cost	$97,876,445

Swap Agreementsa

Ultra Nasdaq Biotechnology had the following open non-exchange traded total return swap agreements as of May 31, 2023:

Notional Amount ($)	Termination Date[b]	Counterparty	Rate Paid (Received)[c]	Reference Instrument	Value and Unrealized Appreciation/ (Depreciation)[d] ($)	Financial Instruments for the Benefit of (the Fund)/the Counterparty ($)	Cash Collateral for the Benefit of (the Fund)/the Counterparty ($)	Net Amount[e] ($)
29,618,493	3/6/2025	Bank of America NA	5.23%	NASDAQ Biotechnology Index®	(1,565,149)	—	1,565,149	—
9,176,356	11/6/2023	BNP Paribas SA	5.38%	NASDAQ Biotechnology Index®	1,252,273	(1,250,126)	(2,147)	—
22,144,629	3/6/2025	Citibank NA	5.23%	NASDAQ Biotechnology Index®	(786,182)	—	786,182	—
8,602,070	11/7/2024	Goldman Sachs International	5.68%	NASDAQ Biotechnology Index®	(43,620)	—	43,620	—

See accompanying notes to the financial statements.

66 :: BIB ULTRA NASDAQ BIOTECHNOLOGY :: MAY 31, 2023 :: SUMMARY SCHEDULE OF PORTFOLIO INVESTMENTS PROSHARES TRUST

Notional Amount ($)	Termination Date[b]	Counterparty	Rate Paid (Received)[c]	Reference Instrument	Value and Unrealized Appreciation/ (Depreciation)[d] ($)	Financial Instruments for the Benefit of (the Fund)/the Counterparty ($)	Cash Collateral for the Benefit of (the Fund)/the Counterparty ($)	Net Amount[e] ($)
2,781,825	3/6/2024	Morgan Stanley & Co. International plc	5.53%	NASDAQ Biotechnology Index®	(108,205)	—	—	(108,205)
9,355,566	11/14/2024	Societe Generale	5.43%	NASDAQ Biotechnology Index®	384,858	(343,427)	(1,129)	40,302
41,087,920	11/7/2024	UBS AG	5.08%	NASDAQ Biotechnology Index®	(257,726)	—	257,726	—
122,766,859					(1,123,751)
				Total Unrealized Appreciation	1,637,131
				Total Unrealized Depreciation	(2,760,882)

a  The Fund's Swap Agreements are not accounted for as hedging instruments under ASC 815.

b  Agreements may be terminated at will by either party without penalty. Payment is due at termination/maturity.

c  Reflects the floating financing rate, as of May 31, 2023, on the notional amount of the swap agreement paid to the counterparty or received from the counterparty, excluding any commissions. This amount is included as part of the unrealized appreciation/(depreciation).

d  The Fund discloses amounts due to the Fund from the counterparty (unrealized appreciation on swap agreements) at period end as an asset on its Statement of Assets and Liabilities. Amounts due to the counterparty from the Fund (unrealized depreciation on swap agreements) are disclosed as a liability on its Statement of Assets and Liabilities. The Fund presents these amounts on a gross basis and does not offset or "net" these amounts on its Statement of Assets and Liabilities.

e  Represents the "uncollateralized" amount due from or (to) the counterparty at period end. These amounts could be due to timing differences between the movement of collateral in relation to market movements, or due to agreement provisions allowing minimum "thresholds" that would need to be exceeded prior to the movement of collateral. To the extent that a net amount is due from a counterparty, the Fund would be exposed to the counterparty by such amount and could suffer losses or delays in recovery of that amount in the event of a counterparty default.

Ultra Nasdaq Biotechnology invested, as a percentage of net assets, in the following industries, as of May 31, 2023:

Biotechnology	58.8%
Health Care Equipment & Supplies	0.6%
Health Care Providers & Services	0.3%
Life Sciences Tools & Services	3.5%
Pharmaceuticals	9.6%
Other[a]	27.2%
100.0%

a  Includes any non-equity securities and net other assets (liabilities).

See accompanying notes to the financial statements.

PROSHARES TRUST SUMMARY SCHEDULE OF PORTFOLIO INVESTMENTS :: MAY 31, 2023 :: ULTRA NASDAQ BIOTECHNOLOGY BIB :: 67

Investments	Shares	Value
Common Stocks (a) — 66.6%
Broadline Retail — 2.8%
Amazon.com, Inc.*	371	$44,735
Communications Equipment — 4.2%
Arista Networks, Inc.*	252	41,918
Cisco Systems, Inc.	482	23,941
		65,859
Diversified Telecommunication Services — 1.0%
Lumen Technologies, Inc.	8,167	16,171
Financial Services — 0.4%
Toast, Inc., Class A*	308	6,459
Health Care Technology — 0.4%
Veeva Systems, Inc., Class A*	35	5,799
Interactive Media & Services — 3.3%
Alphabet, Inc., Class A*	388	47,674
Eventbrite, Inc., Class A*	604	4,385
		52,059
IT Services — 15.1%
Akamai Technologies, Inc.*	321	29,571
Cloudflare, Inc., Class A*	389	26,903
DigitalOcean Holdings, Inc. (b)	555	21,728
Fastly, Inc., Class A*	892	14,522
International Business Machines Corp.	270	34,719
MongoDB, Inc., Class A*	139	40,837
Rackspace Technology, Inc.*	1,631	2,544
Shopify, Inc., Class A*	425	24,306
Snowflake, Inc., Class A*	38	6,284
Squarespace, Inc., Class A*	249	7,318
Twilio, Inc., Class A*	260	18,101
Wix.com Ltd.*	129	9,832
		236,665
Media — 0.5%
Trade Desk, Inc. (The), Class A*	104	7,288
Professional Services — 0.7%
Paycom Software, Inc.	20	5,603
Paylocity Holding Corp.*	30	5,182
		10,785
Software — 33.8%
Adobe, Inc.*	54	22,561
Appfolio, Inc., Class A*	44	6,299
Appian Corp., Class A*	281	12,035
AppLovin Corp., Class A*	1,295	32,388
Investments	Shares	Value
Common Stocks (a) (continued)
Asana, Inc., Class A*	394	$9,409
Atlassian Corp., Class A*	106	19,164
Blackbaud, Inc.*	105	7,703
BlackLine, Inc.*	85	4,426
Box, Inc., Class A*	175	4,930
Confluent, Inc., Class A*	717	22,758
Crowdstrike Holdings, Inc., Class A*	48	7,686
Datadog, Inc., Class A*	76	7,213
DocuSign, Inc., Class A*	95	5,358
Dropbox, Inc., Class A*	286	6,584
Elastic NV*	99	7,209
Everbridge, Inc.*	178	4,275
HashiCorp, Inc., Class A*	512	17,582
HubSpot, Inc.*	45	23,309
Intuit, Inc.	14	5,868
Microsoft Corp.	140	45,975
Nutanix, Inc., Class A*	1,238	36,669
Open Text Corp.	170	7,075
Oracle Corp.	400	42,376
Palo Alto Networks, Inc.*	31	6,615
Q2 Holdings, Inc.*	181	5,271
Qualtrics International, Inc., Class A*	344	6,219
Qualys, Inc.*	49	6,187
RingCentral, Inc., Class A*	529	18,356
Salesforce, Inc.*	107	23,902
SAP SE, ADR (b)	102	13,305
ServiceNow, Inc.*	40	21,791
Smartsheet, Inc., Class A*	132	6,545
Splunk, Inc.*	171	16,979
Sprout Social, Inc., Class A*	96	4,158
Workday, Inc., Class A*	31	6,572
Workiva, Inc., Class A*	196	18,984
Zoom Video Communications, Inc., Class A*	78	5,236
Zscaler, Inc.*	44	5,961
Zuora, Inc., Class A*	688	7,423
		532,356
Technology Hardware, Storage & Peripherals — 4.4%
Hewlett Packard Enterprise Co.	1,120	16,150
NetApp, Inc.	271	17,981
Pure Storage, Inc., Class A*	1,225	35,268
		69,399
Total Common Stocks (Cost $1,013,123)		1,047,575
Securities Lending Reinvestments (c) — 1.8%
Investment Companies — 1.8%
Invesco Government & Agency Portfolio, Institutional Class 5.04% (Cost $28,003)	28,003	28,003

See accompanying notes to the financial statements.

68 :: SKYU ULTRA NASDAQ CLOUD COMPUTING :: MAY 31, 2023 :: SCHEDULE OF PORTFOLIO INVESTMENTS PROSHARES TRUST

Investments	Principal Amount	Value
Short-Term Investments — 23.9%
Repurchase Agreements (d) — 23.9%
Repurchase Agreements with various counterparties, rates 4.95% - 5.05%, dated 5/31/2023, due 6/1/2023, total to be received $376,306 (Cost $376,255)	$376,255	$376,255
Total Investments — 92.3% (Cost $1,417,381)		1,451,833
Other assets less liabilities — 7.7%		121,251
Net Assets — 100.0%		$1,573,084

*  Non-income producing security.

(a)  All or a portion of these securities are segregated in connection with obligations for swaps with a total value of $102,224.

(b)  The security or a portion of this security is on loan at May 31, 2023. The total value of securities on loan at May 31, 2023 was $28,457, collateralized in the form of cash with a value of $28,003 that was reinvested in the securities shown in the Securities Lending Reinvestment section of the Schedule of Portfolio Investments.

(c)  The security was purchased with cash collateral held from securities on loan at May 31, 2023. The total value of securities purchased was $28,003.

(d)  The Fund invests in Repurchase Agreements jointly with other funds in the Trust. See "Repurchase Agreements" in the Notes to Financial Statements to view the details of each individual agreement and counterparty as well as a description of the securities subject to repurchase.

Abbreviations

ADR  American Depositary Receipt

As of May 31, 2023, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investment securities and derivative instruments, if applicable, for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$369,090
Aggregate gross unrealized depreciation	(523,961)
Net unrealized depreciation	$(154,871)
Federal income tax cost	$1,479,531

Swap Agreementsa

Ultra Nasdaq Cloud Computing had the following open non-exchange traded total return swap agreements as of May 31, 2023:

Notional Amount ($)	Termination Date[b]	Counterparty	Rate Paid (Received)[c]	Reference Instrument	Value and Unrealized Appreciation/ (Depreciation)[d] ($)	Financial Instruments for the Benefit of (the Fund)/the Counterparty ($)	Cash Collateral for the Benefit of (the Fund)/the Counterparty ($)	Net Amount[e] ($)
1,194,920	3/6/2024	Bank of America NA	5.18%	ISE Cloud Computing Index	227,225	—	—	227,225
683,270	11/6/2023	BNP Paribas SA	5.53%	ISE Cloud Computing Index	(364,952)	102,224	200,948	(61,780)
52,929	11/7/2024	Goldman Sachs International	5.68%	ISE Cloud Computing Index	5,408	—	—	5,408
166,006	3/6/2024	UBS AG	5.63%	ISE Cloud Computing Index	5,146	—	—	5,146
2,097,125					(127,173)
				Total Unrealized Appreciation	237,779
				Total Unrealized Depreciation	(364,952)

a  The Fund's Swap Agreements are not accounted for as hedging instruments under ASC 815.

b  Agreements may be terminated at will by either party without penalty. Payment is due at termination/maturity.

c  Reflects the floating financing rate, as of May 31, 2023, on the notional amount of the swap agreement paid to the counterparty or received from the counterparty, excluding any commissions. This amount is included as part of the unrealized appreciation/(depreciation).

d  The Fund discloses amounts due to the Fund from the counterparty (unrealized appreciation on swap agreements) at period end as an asset on its Statement of Assets and Liabilities. Amounts due to the counterparty from the Fund (unrealized depreciation on swap agreements) are disclosed as a liability on its Statement of Assets and Liabilities. The Fund presents these amounts on a gross basis and does not offset or "net" these amounts on its Statement of Assets and Liabilities.

e  Represents the "uncollateralized" amount due from or (to) the counterparty at period end. These amounts could be due to timing differences between the movement of collateral in relation to market movements, or due to agreement provisions allowing minimum "thresholds" that would need to be exceeded prior to the movement of collateral. To the extent that a net amount is due from a counterparty, the Fund would be exposed to the counterparty by such amount and could suffer losses or delays in recovery of that amount in the event of a counterparty default.

See accompanying notes to the financial statements.

PROSHARES TRUST SCHEDULE OF PORTFOLIO INVESTMENTS :: MAY 31, 2023 :: ULTRA NASDAQ CLOUD COMPUTING SKYU :: 69

Investments	Principal Amount	Value
Short-Term Investments — 47.8%
Repurchase Agreements (a) — 47.8%
Repurchase Agreements with various counterparties, rates 4.95% - 5.05%, dated 5/31/2023, due 6/1/2023, total to be received $951,485 (Cost $951,353)	$951,353	$951,353
Total Investments — 47.8% (Cost $951,353)		951,353
Other assets less liabilities — 52.2%		1,040,385
Net Assets — 100.0%		$1,991,738

(a)  The Fund invests in Repurchase Agreements jointly with other funds in the Trust. See "Repurchase Agreements" in the Notes to Financial Statements to view the details of each individual agreement and counterparty as well as a description of the securities subject to repurchase.

As of May 31, 2023, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investment securities and derivative instruments, if applicable, for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$129,418
Aggregate gross unrealized depreciation	(528,060)
Net unrealized depreciation	$(398,642)
Federal income tax cost	$951,353

Swap Agreementsa

Ultra Nasdaq Cybersecurity had the following open non-exchange traded total return swap agreements as of May 31, 2023:

Notional Amount ($)	Termination Date[b]	Counterparty	Rate Paid (Received)[c]	Reference Instrument	Value and Unrealized Appreciation/ (Depreciation)[d] ($)	Financial Instruments for the Benefit of (the Fund)/the Counterparty ($)	Cash Collateral for the Benefit of (the Fund)/the Counterparty ($)	Net Amount[e] ($)
2,301,027	3/6/2024	Bank of America NA	5.33%	First Trust Nasdaq Cybersecurity ETF	84,441	—	—	84,441
471,779	11/6/2023	BNP Paribas SA	5.58%	First Trust Nasdaq Cybersecurity ETF	(528,060)	—	528,060	—
944,540	11/7/2024	Goldman Sachs International	5.68%	First Trust Nasdaq Cybersecurity ETF	34,782	—	—	34,782
265,805	3/6/2024	UBS AG	5.58%	First Trust Nasdaq Cybersecurity ETF	10,195	—	—	10,195
3,983,151					(398,642)
				Total Unrealized Appreciation	129,418
				Total Unrealized Depreciation	(528,060)

a  The Fund's Swap Agreements are not accounted for as hedging instruments under ASC 815.

b  Agreements may be terminated at will by either party without penalty. Payment is due at termination/maturity.

c  Reflects the floating financing rate, as of May 31, 2023, on the notional amount of the swap agreement paid to the counterparty or received from the counterparty, excluding any commissions. This amount is included as part of the unrealized appreciation/(depreciation).

d  The Fund discloses amounts due to the Fund from the counterparty (unrealized appreciation on swap agreements) at period end as an asset on its Statement of Assets and Liabilities. Amounts due to the counterparty from the Fund (unrealized depreciation on swap agreements) are disclosed as a liability on its Statement of Assets and Liabilities. The Fund presents these amounts on a gross basis and does not offset or "net" these amounts on its Statement of Assets and Liabilities.

e  Represents the "uncollateralized" amount due from or (to) the counterparty at period end. These amounts could be due to timing differences between the movement of collateral in relation to market movements, or due to agreement provisions allowing minimum "thresholds" that would need to be exceeded prior to the movement of collateral. To the extent that a net amount is due from a counterparty, the Fund would be exposed to the counterparty by such amount and could suffer losses or delays in recovery of that amount in the event of a counterparty default.
See accompanying notes to the financial statements.

70 :: UCYB ULTRA NASDAQ CYBERSECURITY :: MAY 31, 2023 :: SCHEDULE OF PORTFOLIO INVESTMENTS PROSHARES TRUST

Investments	Shares	Value
Common Stocks (a) — 79.0%
Automobiles — 2.9%
Lucid Group, Inc.*(b)	467,668	$3,629,104
Rivian Automotive, Inc., Class A*(b)	234,899	3,460,062
Tesla, Inc.*	622,962	127,040,641
		134,129,807
Beverages — 2.0%
Keurig Dr Pepper, Inc.	359,325	11,182,194
Monster Beverage Corp.*	266,684	15,633,016
PepsiCo, Inc.	351,928	64,174,071
		90,989,281
Biotechnology — 2.8%
Amgen, Inc.	136,431	30,103,500
Biogen, Inc.*	36,987	10,963,317
Gilead Sciences, Inc.	318,521	24,507,006
Moderna, Inc.*	98,731	12,608,936
Regeneron Pharmaceuticals, Inc.*	27,520	20,242,611
Seagen, Inc.*	47,688	9,332,541
Vertex Pharmaceuticals, Inc.*	65,654	21,243,665
		129,001,576
Broadline Retail — 6.1%
Amazon.com, Inc.*	2,017,845	243,311,750
eBay, Inc.	137,091	5,831,851
JD.com, Inc., ADR	117,817	3,840,834
MercadoLibre, Inc.*	12,799	15,857,961
PDD Holdings, Inc., ADR*	152,008	9,929,163
		278,771,559
Commercial Services & Supplies — 0.5%
Cintas Corp.	26,023	12,286,499
Copart, Inc.*	121,692	10,659,003
		22,945,502
Communications Equipment — 1.1%
Cisco Systems, Inc.	1,046,351	51,972,254
Consumer Staples Distribution & Retail — 1.6%
Costco Wholesale Corp.	113,259	57,938,774
Dollar Tree, Inc.*	56,570	7,630,162
Walgreens Boots Alliance, Inc.	220,204	6,687,595
		72,256,531
Electric Utilities — 0.8%
American Electric Power Co., Inc.	131,355	10,918,228
Constellation Energy Corp.	83,570	7,021,551
Exelon Corp.	253,861	10,065,589
Xcel Energy, Inc.	140,459	9,170,568
		37,175,936
Investments	Shares	Value
Common Stocks (a) (continued)
Energy Equipment & Services — 0.2%
Baker Hughes Co., Class A	258,228	$7,036,713
Entertainment — 1.7%
Activision Blizzard, Inc.*	200,388	16,071,118
Electronic Arts, Inc.	70,021	8,962,688
Netflix, Inc.*	113,819	44,984,683
Warner Bros Discovery, Inc.*	620,876	7,003,481
		77,021,970
Financial Services — 0.8%
Fiserv, Inc.*	160,449	18,000,773
PayPal Holdings, Inc.*	289,105	17,921,619
		35,922,392
Food Products — 0.8%
Kraft Heinz Co. (The)	313,001	11,962,898
Mondelez International, Inc., Class A	348,293	25,568,189
		37,531,087
Ground Transportation — 0.5%
CSX Corp.	526,893	16,159,808
Old Dominion Freight Line, Inc.	28,079	8,716,845
		24,876,653
Health Care Equipment & Supplies — 1.2%
Align Technology, Inc.*	19,558	5,528,265
Dexcom, Inc.*	98,747	11,579,073
IDEXX Laboratories, Inc.*	21,151	9,830,350
Intuitive Surgical, Inc.*	89,475	27,543,984
		54,481,672
Hotels, Restaurants & Leisure — 1.7%
Airbnb, Inc., Class A*	104,463	11,466,903
Booking Holdings, Inc.*	9,640	24,184,543
Marriott International, Inc., Class A	78,794	13,220,845
Starbucks Corp.	293,656	28,672,572
		77,544,863
Industrial Conglomerates — 0.7%
Honeywell International, Inc.	170,748	32,715,317
Interactive Media & Services — 9.6%
Alphabet, Inc., Class A*	1,195,445	146,884,327
Alphabet, Inc., Class C*	1,175,328	145,000,216
Meta Platforms, Inc., Class A*	568,539	150,503,644
		442,388,187

See accompanying notes to the financial statements.

PROSHARES TRUST SCHEDULE OF PORTFOLIO INVESTMENTS :: MAY 31, 2023 :: ULTRA QQQ QLD :: 71

Investments	Shares	Value
Common Stocks (a) (continued)
IT Services — 0.2%
Cognizant Technology Solutions Corp., Class A	130,041	$8,126,262
Life Sciences Tools & Services — 0.2%
Illumina, Inc.*	40,373	7,939,351
Machinery — 0.2%
PACCAR, Inc.	133,523	9,183,712
Media — 1.3%
Charter Communications, Inc., Class A*	38,998	12,719,197
Comcast Corp., Class A	1,074,754	42,291,570
Sirius XM Holdings, Inc. (b)	993,996	3,538,626
		58,549,393
Oil, Gas & Consumable Fuels — 0.1%
Diamondback Energy, Inc.	46,954	5,970,201
Pharmaceuticals — 0.3%
AstraZeneca plc, ADR	154,091	11,260,970
Professional Services — 1.1%
Automatic Data Processing, Inc.	105,851	22,121,801
CoStar Group, Inc.*	103,990	8,256,806
Paychex, Inc.	92,084	9,662,374
Verisk Analytics, Inc., Class A	39,465	8,647,176
		48,688,157
Semiconductors & Semiconductor Equipment — 14.2%
Advanced Micro Devices, Inc.*	411,696	48,666,584
Analog Devices, Inc.	129,270	22,969,986
Applied Materials, Inc.	215,904	28,780,003
ASML Holding NV (Registered), NYRS	22,428	16,213,874
Broadcom, Inc.	106,453	86,009,766
Enphase Energy, Inc.*	34,863	6,061,978
GLOBALFOUNDRIES, Inc.*(b)	139,262	8,123,152
Intel Corp.	1,056,947	33,230,414
KLA Corp.	35,350	15,659,697
Lam Research Corp.	34,502	21,277,383
Marvell Technology, Inc.	217,895	12,744,679
Microchip Technology, Inc.	139,882	10,527,519
Micron Technology, Inc.	278,723	19,008,909
NVIDIA Corp.	630,828	238,667,466
NXP Semiconductors NV	66,277	11,870,211
Investments	Shares	Value
Common Stocks (a) (continued)
QUALCOMM, Inc.	284,933	$32,314,252
Texas Instruments, Inc.	231,490	40,251,481
		652,377,354
Software — 14.9%
Adobe, Inc.*	116,966	48,867,225
ANSYS, Inc.*	22,246	7,198,583
Atlassian Corp., Class A*	38,421	6,946,133
Autodesk, Inc.*	55,182	11,002,739
Cadence Design Systems, Inc.*	69,689	16,091,887
Crowdstrike Holdings, Inc., Class A*	55,772	8,930,770
Datadog, Inc., Class A*	75,131	7,130,683
Fortinet, Inc.*	200,339	13,689,164
Intuit, Inc.	71,613	30,014,441
Microsoft Corp.	1,459,806	479,385,692
Palo Alto Networks, Inc.*	77,386	16,513,399
Synopsys, Inc.*	38,923	17,708,408
Workday, Inc., Class A*	52,055	11,035,139
Zoom Video Communications, Inc., Class A*	62,741	4,211,803
Zscaler, Inc.*	36,776	4,982,413
		683,708,479
Specialty Retail — 0.5%
O'Reilly Automotive, Inc.*	15,745	14,222,616
Ross Stores, Inc.	87,960	9,114,415
		23,337,031
Technology Hardware, Storage & Peripherals — 9.7%
Apple, Inc.	2,506,045	444,196,476
Textiles, Apparel & Luxury Goods — 0.2%
Lululemon Athletica, Inc.*	31,209	10,359,203
Trading Companies & Distributors — 0.2%
Fastenal Co.	145,912	7,857,361
Wireless Telecommunication Services — 0.9%
T-Mobile US, Inc.*	311,569	42,762,845
Total Common Stocks (Cost $3,678,302,485)		3,621,078,095
Securities Lending Reinvestments (c) — 0.3%
Investment Companies — 0.3%
Invesco Government & Agency Portfolio, Institutional Class 5.04% (Cost $14,170,582)	14,170,582	14,170,582

See accompanying notes to the financial statements.

72 :: QLD ULTRA QQQ :: MAY 31, 2023 :: SCHEDULE OF PORTFOLIO INVESTMENTS PROSHARES TRUST

Investments	Principal Amount	Value
Short-Term Investments — 9.3%
Repurchase Agreements (d) — 1.3%
Repurchase Agreements with various counterparties, rates 4.95% - 5.05%, dated 5/31/2023, due 6/1/2023, total to be received $57,566,440 (Cost $57,558,383)	$57,558,383	$57,558,383
U.S. Treasury Obligations (a) — 8.0%
U.S. Treasury Bills
4.69%, 7/13/2023 (e)	50,000,000	49,704,527
4.72%, 7/20/2023 (e)	100,000,000	99,310,597
4.88%, 8/3/2023 (e)	25,000,000	24,775,398
5.03%, 8/24/2023 (e)	50,000,000	49,399,264
4.80%, 9/28/2023 (e)	150,000,000	147,503,480
Total U.S. Treasury Obligations (Cost $371,000,129)		370,693,266
Total Short-Term Investments (Cost $428,558,512)		428,251,649
Total Investments — 88.6% (Cost $4,121,031,579)		4,063,500,326
Other assets less liabilities — 11.4%		523,271,490
Net Assets — 100.0%		$4,586,771,816

*  Non-income producing security.

(a)  All or a portion of these securities are segregated in connection with obligations for swaps with a total value of $733,987,542.

(b)  The security or a portion of this security is on loan at May 31, 2023. The total value of securities on loan at May 31, 2023 was $14,719,795, collateralized in the form of cash with a value of $14,170,582 that was reinvested in the securities shown in the Securities Lending Reinvestment section of the Schedule of Portfolio Investments and $1,308,166 of collateral in the form of U.S. Government Treasury Securities, interest rates ranging from 0.00% - 5.25%, and maturity dates ranging from July 15, 2023 - August 15, 2049. The total value of collateral is $15,478,748.

(c)  The security was purchased with cash collateral held from securities on loan at May 31, 2023. The total value of securities purchased was $14,170,582.

(d)  The Fund invests in Repurchase Agreements jointly with other funds in the Trust. See "Repurchase Agreements" in the Notes to Financial Statements to view the details of each individual agreement and counterparty as well as a description of the securities subject to repurchase.

(e)  The rate shown was the current yield as of May 31, 2023.

Abbreviations

ADR  American Depositary Receipt

NYRS  New York Registry Shares

As of May 31, 2023, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investment securities and derivative instruments, if applicable, for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$786,887,425
Aggregate gross unrealized depreciation	(407,267,808)
Net unrealized appreciation	$379,619,617
Federal income tax cost	$4,146,491,872

Futures Contracts Purchased

Ultra QQQ had the following open long futures contracts as of May 31, 2023:

	Number of Contracts	Expiration Date	Trading Currency	Notional Amount	Value and Unrealized Appreciation
NASDAQ 100 E-Mini Index	278	6/16/2023	USD	$79,510,780	$12,661,780

Swap Agreementsa

Ultra QQQ had the following open non-exchange traded total return swap agreements as of May 31, 2023:

Notional Amount ($)	Termination Date[b]	Counterparty	Rate Paid (Received)[c]	Reference Instrument	Value and Unrealized Appreciation/ (Depreciation)[d] ($)	Financial Instruments for the Benefit of (the Fund)/the Counterparty ($)	Cash Collateral for the Benefit of (the Fund)/the Counterparty ($)	Net Amount[e] ($)
233,496,248	11/6/2023	Bank of America NA	5.68%	NASDAQ-100 Index®	(65,475,594)	65,475,594	—	—
500,717,674	11/6/2023	Barclays Capital	5.68%	NASDAQ-100 Index®	38,807,256	(38,783,573)	(23,683)	—

See accompanying notes to the financial statements.

PROSHARES TRUST SCHEDULE OF PORTFOLIO INVESTMENTS :: MAY 31, 2023 :: ULTRA QQQ QLD :: 73

Notional Amount ($)	Termination Date[b]	Counterparty	Rate Paid (Received)[c]	Reference Instrument	Value and Unrealized Appreciation/ (Depreciation)[d] ($)	Financial Instruments for the Benefit of (the Fund)/the Counterparty ($)	Cash Collateral for the Benefit of (the Fund)/the Counterparty ($)	Net Amount[e] ($)
310,682,146	2/11/2025	BNP Paribas SA	5.73%	NASDAQ-100 Index®	19,802,952	(19,802,952)	—	—
291,895,255	3/6/2025	Citibank NA	5.74%	NASDAQ-100 Index®	20,527,926	(20,527,926)	—	—
664,324,923	11/7/2024	Goldman Sachs International	5.48%	PowerShares QQQ TrustSM, Series 1	60,204,180
910,066,630	4/8/2024	Goldman Sachs International	5.68%	NASDAQ-100 Index®	51,315,134
1,574,391,553					111,519,314	(111,115,841)	(403,473)	—
694,744,347	11/7/2023	J.P. Morgan Securities	5.48%	NASDAQ-100 Index®	41,121,302	(41,121,302)	—	—
257,742,455	3/6/2024	Morgan Stanley & Co. International plc	5.63%	NASDAQ-100 Index®	52,013,530
363,390,616	3/6/2024	Morgan Stanley & Co. International plc	5.63%	PowerShares QQQ TrustSM, Series 1	71,586,588
621,133,071					123,600,118	(120,718,746)	(16,546)	2,864,826
601,921,712	4/8/2024	Societe Generale	5.93%	NASDAQ-100 Index®	87,370,945	(87,370,945)	—	—
				NASDAQ-100
643,999,786	11/7/2024	UBS AG	5.88%	Index®	72,675,164	(72,675,164)	—	—
5,472,981,792					449,949,383
				Total Unrealized Appreciation	515,424,977
				Total Unrealized Depreciation	(65,475,594)

a  The Fund's Swap Agreements are not accounted for as hedging instruments under ASC 815.

b  Agreements may be terminated at will by either party without penalty. Payment is due at termination/maturity.

c  Reflects the floating financing rate, as of May 31, 2023, on the notional amount of the swap agreement paid to the counterparty or received from the counterparty, excluding any commissions. This amount is included as part of the unrealized appreciation/(depreciation).

d  The Fund discloses amounts due to the Fund from the counterparty (unrealized appreciation on swap agreements) at period end as an asset on its Statement of Assets and Liabilities. Amounts due to the counterparty from the Fund (unrealized depreciation on swap agreements) are disclosed as a liability on its Statement of Assets and Liabilities. The Fund presents these amounts on a gross basis and does not offset or "net" these amounts on its Statement of Assets and Liabilities.

e  Represents the "uncollateralized" amount due from or (to) the counterparty at period end. These amounts could be due to timing differences between the movement of collateral in relation to market movements, or due to agreement provisions allowing minimum "thresholds" that would need to be exceeded prior to the movement of collateral. To the extent that a net amount is due from a counterparty, the Fund would be exposed to the counterparty by such amount and could suffer losses or delays in recovery of that amount in the event of a counterparty default.

Abbreviations

USD  U.S. Dollar

See accompanying notes to the financial statements.

74 :: QLD ULTRA QQQ :: MAY 31, 2023 :: SCHEDULE OF PORTFOLIO INVESTMENTS PROSHARES TRUST

Investments	Shares	Value
Common Stocks — 74.4%
Health Care REITs — 5.6%
Healthpeak Properties, Inc., REIT	28,757	$573,990
Ventas, Inc., REIT	21,038	907,579
Welltower, Inc., REIT	24,853	1,854,282
		3,335,851
Hotel & Resort REITs — 1.1%
Host Hotels & Resorts, Inc., REIT	37,607	624,276
Industrial REITs — 10.1%
Prologis, Inc., REIT	48,548	6,046,653
Office REITs — 2.2%
Alexandria Real Estate Equities, Inc., REIT	8,285	940,016
Boston Properties, Inc., REIT	7,504	365,220
		1,305,236
Real Estate Management & Development — 2.1%
CBRE Group, Inc., Class A*	16,617	1,244,946
Residential REITs — 10.5%
AvalonBay Communities, Inc., REIT	7,357	1,279,971
Camden Property Trust, REIT	5,792	605,090
Equity Residential, REIT	17,911	1,088,989
Essex Property Trust, Inc., REIT	3,398	734,172
Invitation Homes, Inc., REIT	30,548	1,034,966
Mid-America Apartment Communities, Inc., REIT	6,072	892,948
UDR, Inc., REIT	16,265	645,233
		6,281,369
Retail REITs — 8.6%
Federal Realty Investment Trust, REIT	3,851	339,658
Kimco Realty Corp., REIT	32,529	597,883
Realty Income Corp., REIT	32,984	1,960,569
Regency Centers Corp., REIT	8,101	455,843
Simon Property Group, Inc., REIT	17,196	1,808,160
		5,162,113
Specialized REITs — 34.2%
American Tower Corp., REIT	24,488	4,516,567
Crown Castle, Inc., REIT	22,773	2,578,131
Digital Realty Trust, Inc., REIT	15,122	1,549,400
Equinix, Inc., REIT	4,867	3,628,592
Extra Space Storage, Inc., REIT	7,044	1,016,238
Iron Mountain, Inc., REIT	15,289	816,738
Public Storage, REIT	8,313	2,355,073
Investments	Shares	Value
Common Stocks (continued)
SBA Communications Corp., Class A, REIT	5,679	$1,259,489
VICI Properties, Inc., Class A, REIT	52,788	1,632,733
Weyerhaeuser Co., REIT	38,540	1,104,556
		20,457,517
Total Common Stocks (Cost $50,335,125)		44,457,961
	Principal Amount
Short-Term Investments — 7.6%
Repurchase Agreements (a) — 7.6%
Repurchase Agreements with various counterparties, rates 4.95% - 5.05%, dated 5/31/2023, due 6/1/2023, total to be received $4,559,331 (Cost $4,558,693)	$4,558,693	4,558,693
Total Investments — 82.0% (Cost $54,893,818)		49,016,654
Other assets less liabilities — 18.0%		10,754,000
Net Assets — 100.0%		$59,770,654

*  Non-income producing security.

(a)  The Fund invests in Repurchase Agreements jointly with other funds in the Trust. See "Repurchase Agreements" in the Notes to Financial Statements to view the details of each individual agreement and counterparty as well as a description of the securities subject to repurchase.

As of May 31, 2023, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investment securities and derivative instruments, if applicable, for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$1,171,565
Aggregate gross unrealized depreciation	(11,468,633)
Net unrealized depreciation	$(10,297,068)
Federal income tax cost	$58,271,388

See accompanying notes to the financial statements.

PROSHARES TRUST SCHEDULE OF PORTFOLIO INVESTMENTS :: MAY 31, 2023 :: ULTRA REAL ESTATE URE :: 75

Swap Agreementsa

Ultra Real Estate had the following open non-exchange traded total return swap agreements as of May 31, 2023:

Notional Amount ($)	Termination Date[b]	Counterparty	Rate Paid (Received)[c]	Reference Instrument	Value and Unrealized Appreciation/ (Depreciation)[d] ($)	Financial Instruments for the Benefit of (the Fund)/the Counterparty ($)	Cash Collateral for the Benefit of (the Fund)/the Counterparty ($)	Net Amount[e] ($)
3,918,274	3/6/2025	Bank of America NA	6.03%	S&P Real Estate Select Sector Index[f]	106,479	(104,155)	(2,324)	—
8,817,838	3/6/2025	BNP Paribas SA	5.68%	S&P Real Estate Select Sector Index[f]	(178,784)	—	178,784	—
970,692	4/7/2025	Citibank NA	5.58%	S&P Real Estate Select Sector Index[f]	(45,173)	—	3,037	(42,136)
5,849,411	3/6/2025	Goldman Sachs International	5.68%	S&P Real Estate Select Sector Index[f]	(47,958)	—	47,958	—
5,402,663	3/6/2025	Societe Generale	5.78%	S&P Real Estate Select Sector Index[f]	(122,520)	—	122,520	—
49,994,070	3/6/2025	UBS AG	5.33%	S&P Real Estate Select Sector Index[f]	(754,378)	—	754,378	—
74,952,948					(1,042,334)
				Total Unrealized Appreciation	106,479
				Total Unrealized Depreciation	(1,148,813)

a  The Fund's Swap Agreements are not accounted for as hedging instruments under ASC 815.

b  Agreements may be terminated at will by either party without penalty. Payment is due at termination/maturity.

c  Reflects the floating financing rate, as of May 31, 2023, on the notional amount of the swap agreement paid to the counterparty or received from the counterparty, excluding any commissions. This amount is included as part of the unrealized appreciation/(depreciation).

d  The Fund discloses amounts due to the Fund from the counterparty (unrealized appreciation on swap agreements) at period end as an asset on its Statement of Assets and Liabilities. Amounts due to the counterparty from the Fund (unrealized depreciation on swap agreements) are disclosed as a liability on its Statement of Assets and Liabilities. The Fund presents these amounts on a gross basis and does not offset or "net" these amounts on its Statement of Assets and Liabilities.

e  Represents the "uncollateralized" amount due from or (to) the counterparty at period end. These amounts could be due to timing differences between the movement of collateral in relation to market movements, or due to agreement provisions allowing minimum "thresholds" that would need to be exceeded prior to the movement of collateral. To the extent that a net amount is due from a counterparty, the Fund would be exposed to the counterparty by such amount and could suffer losses or delays in recovery of that amount in the event of a counterparty default.

f  See the Common Stocks section of the preceding Schedule of Portfolio Investments for the representative components of the underlying reference instrument and their relative weightings.

See accompanying notes to the financial statements.

76 :: URE ULTRA REAL ESTATE :: MAY 31, 2023 :: SCHEDULE OF PORTFOLIO INVESTMENTS PROSHARES TRUST

	Percentage of Net Assets	Shares	Value
Common Stocks (a) — 86.7%
Agree Realty Corp., REIT (Retail REITs)	0.2%	4,105	$264,732
Alkermes plc* (Biotechnology)	0.2%	7,647	221,228
Apellis Pharmaceuticals, Inc.* (Biotechnology)	0.3%	4,398	377,568
Applied Industrial Technologies, Inc. (Trading Companies & Distributors)	0.2%	1,795	220,713
Axcelis Technologies, Inc.* (Semiconductors & Semiconductor Equipment)	0.2%	1,533	241,524
BellRing Brands, Inc.* (Personal Care Products)	0.2%	6,273	229,717
Celsius Holdings, Inc.* (Beverages)	0.3%	2,605	327,006
ChampionX Corp. (Energy Equipment & Services)	0.2%	9,393	237,267
Chord Energy Corp. (Oil, Gas & Consumable Fuels)	0.2%	1,949	278,785
Civitas Resources, Inc. (Oil, Gas & Consumable Fuels)	0.2%	3,459	231,061
Comfort Systems USA, Inc. (Construction & Engineering)	0.2%	1,662	245,943
Commercial Metals Co. (Metals & Mining)	0.2%	5,482	234,355
Crocs, Inc.* (Textiles, Apparel & Luxury Goods)	0.3%	2,846	319,549
elf Beauty, Inc.* (Personal Care Products)	0.2%	2,305	239,766
EMCOR Group, Inc. (Construction & Engineering)	0.3%	2,215	365,121
Ensign Group, Inc. (The) (Health Care Providers & Services)	0.2%	2,527	223,917
ExlService Holdings, Inc.* (Professional Services)	0.2%	1,519	229,278
Inspire Medical Systems, Inc.* (Health Care Equipment & Supplies)	0.2%	1,342	392,522
Intra-Cellular Therapies, Inc.* (Pharmaceuticals)	0.2%	4,297	255,156
Iridium Communications, Inc. (Diversified Telecommunication Services)	0.3%	5,863	352,015
IVERIC bio, Inc.* (Biotechnology)	0.2%	6,404	241,751
Karuna Therapeutics, Inc.* (Biotechnology)	0.3%	1,522	344,809
Kinsale Capital Group, Inc. (Insurance)	0.3%	1,016	307,828
Lantheus Holdings, Inc.* (Health Care Equipment & Supplies)	0.2%	3,203	277,348
	Percentage of Net Assets	Shares	Value
Common Stocks (a) (continued)
Light & Wonder, Inc.* (Hotels, Restaurants & Leisure)	0.2%	4,430	$258,225
Matador Resources Co. (Oil, Gas & Consumable Fuels)	0.2%	5,279	232,118
Maximus, Inc. (Professional Services)	0.2%	2,840	229,926
Medpace Holdings, Inc.* (Life Sciences Tools & Services)	0.2%	1,190	246,294
Murphy Oil Corp. (Oil, Gas & Consumable Fuels)	0.2%	6,914	240,607
Murphy USA, Inc. (Specialty Retail)	0.2%	945	261,217
Novanta, Inc.* (Electronic Equipment, Instruments & Components)	0.2%	1,666	275,890
Onto Innovation, Inc.* (Semiconductors & Semiconductor Equipment)	0.2%	2,326	249,696
Power Integrations, Inc. (Semiconductors & Semiconductor Equipment)	0.2%	2,660	229,824
Prometheus Biosciences, Inc.* (Biotechnology)	0.3%	1,632	324,278
Qualys, Inc.* (Software)	0.2%	1,809	228,404
Rambus, Inc.* (Semiconductors & Semiconductor Equipment)	0.3%	5,012	320,568
RBC Bearings, Inc.* (Machinery)	0.2%	1,337	265,114
RLI Corp. (Insurance)	0.2%	1,831	226,769
Ryman Hospitality Properties, Inc., REIT (Hotel & Resort REITs)	0.2%	2,523	231,435
Saia, Inc.* (Ground Transportation)	0.3%	1,246	354,063
Selective Insurance Group, Inc. (Insurance)	0.2%	2,800	270,844
Shockwave Medical, Inc.* (Health Care Equipment & Supplies)	0.4%	1,669	459,125
Simpson Manufacturing Co., Inc. (Building Products)	0.2%	2,007	237,207
SPS Commerce, Inc.* (Software)	0.2%	1,701	265,016
STAG Industrial, Inc., REIT (Industrial REITs)	0.2%	8,462	294,478
Super Micro Computer, Inc.* (Technology Hardware, Storage & Peripherals)	0.4%	2,200	492,690
Terreno Realty Corp., REIT (Industrial REITs)	0.2%	3,783	232,011
Texas Roadhouse, Inc., Class A (Hotels, Restaurants & Leisure)	0.3%	3,145	339,346

See accompanying notes to the financial statements.

PROSHARES TRUST SUMMARY SCHEDULE OF PORTFOLIO INVESTMENTS :: MAY 31, 2023 :: ULTRA RUSSELL2000 UWM :: 77

	Percentage of Net Assets	Shares	Value
Common Stocks (a) (continued)
Triton International Ltd. (Trading Companies & Distributors)	0.2%	2,733	$225,855
Wingstop, Inc. (Hotels, Restaurants & Leisure)	0.2%	1,406	280,300
Other Common Stocks (b)	75.2%	5,344,688	90,579,267
Total Common Stocks (Cost $130,954,460)			104,509,526
		No. of Rights
Rights — 0.0% (c)
Aduro Biotech, Inc., CVR*(d)(e)	0.0%	687	—
ANI Pharmaceuticals, Inc., CVR, expiring 12/31/50*(d)(e)	0.0%	2	—
Contraf-Nicotex-Tobacco GmbH, CVR*(d)(e)	0.0%	2,444	1,222
Oncternal Therapeutics, Inc., CVR*(d)(e)	0.0%	42	—
Tobira Therapeutics, Inc., CVR*(d)(e)	0.0%	756	—
Total Rights (Cost $1,634)			1,222
		Shares
Securities Lending Reinvestments (f) — 1.3%
Investment Companies — 1.3%
Invesco Government & Agency Portfolio, Institutional Class 5.04% (Cost $1,507,079)	1.3%	1,507,079	1,507,079
		Principal Amount
Short-Term Investments — 12.2%
Repurchase Agreements (g) — 12.2%
Repurchase Agreements with various counterparties, rates 4.95% - 5.05%, dated 5/31/2023, due 6/1/2023, total to be received $14,650,059 (Cost $14,648,006)		$14,648,006	14,648,006
Total Investments — 100.2% (Cost $147,111,179)			120,665,833
Liabilities in excess of other assets — (0.2)%			(226,395)
Net Assets — 100.0%			$120,439,438

*  Non-income producing security.

(a)  All or a portion of these securities are segregated in connection with obligations for swaps with a total value of $112.

(b)  The security or a portion of this security is on loan at May 31, 2023. The total value of securities on loan at May 31, 2023 was $1,652,675, collateralized in the form of cash with a value of $1,507,079 that was reinvested in the securities shown in the Securities Lending Reinvestment section of the Schedule of Portfolio Investments and $218,401 of collateral in the form of U.S. Government Treasury Securities, interest rates ranging from 0.00% - 5.25%, and maturity dates ranging from June 8, 2023 - November 15, 2052. The total value of collateral is $1,725,480.

(c)  Represents less than 0.05% of net assets.

(d)  Illiquid security.

(e)  Security fair valued as of May 31, 2023 in accordance with procedures approved by the Board of Trustees. Total value of all such securities at May 31, 2023 amounted to $1,651, which represents approximately 0.00% of net assets of the Fund.

(f)  The security was purchased with cash collateral held from securities on loan at May 31, 2023. The total value of securities purchased was $1,507,079.

(g)  The Fund invests in Repurchase Agreements jointly with other funds in the Trust. See "Repurchase Agreements" in the Notes to Financial Statements to view the details of each individual agreement and counterparty as well as a description of the securities subject to repurchase.

Abbreviations

CVR  Contingent Value Rights — No defined expiration

As of May 31, 2023, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investment securities and derivative instruments, if applicable, for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$9,017,164
Aggregate gross unrealized depreciation	(50,727,541)
Net unrealized depreciation	$(41,710,377)
Federal income tax cost	$152,261,805

Futures Contracts Purchased

Ultra Russell2000 had the following open long futures contracts as of May 31, 2023:

	Number of Contracts	Expiration Date	Trading Currency	Notional Amount	Value and Unrealized Depreciation
Russell 2000 E-Mini Index	68	6/16/2023	USD	$5,956,120	$(1,869)

See accompanying notes to the financial statements.

78 :: UWM ULTRA RUSSELL2000 :: MAY 31, 2023 :: SUMMARY SCHEDULE OF PORTFOLIO INVESTMENTS PROSHARES TRUST

Swap Agreementsa

Ultra Russell2000 had the following open non-exchange traded total return swap agreements as of May 31, 2023:

Notional Amount ($)	Termination Date[b]	Counterparty	Rate Paid (Received)[c]	Reference Instrument	Value and Unrealized Depreciation[d] ($)	Financial Instruments for the Benefit of (the Fund)/the Counterparty ($)	Cash Collateral for the Benefit of (the Fund)/the Counterparty ($)	Net Amount[e] ($)
15,011,997	3/6/2025	Bank of America NA	4.93%	Russell 2000® Index	(436,548)	—	436,548	—
13,068,136	11/6/2023	Barclays Capital	5.58%	Russell 2000® Index	(790,887)	—	790,887	—
13,166,116	2/11/2025	BNP Paribas SA	5.23%	Russell 2000® Index	(138,605)	—	138,605	—
15,654,119	3/6/2025	Citibank NA	5.37%	Russell 2000® Index	(324,082)	—	324,082	—
9,896,020	11/7/2024	Goldman Sachs International	5.48%	Russell 2000® Index	(734,498)	—	734,498	—
10,917,442	3/6/2024	Morgan Stanley & Co. International plc	5.53%	iShares® Russell 2000 ETF	(580,721)
20,694,860	3/6/2024	Morgan Stanley & Co. International plc	5.53%	Russell 2000® Index	(1,040,786)
31,612,302					(1,621,507)	—	9,307	(1,612,200)
13,489,801	11/14/2024	Societe Generale	5.43%	Russell 2000® Index	(3,669,270)	—	3,669,270	—
18,537,542	11/7/2024	UBS AG	5.08%	Russell 2000® Index	(2,397,139)	—	2,397,139	—
130,436,033					(10,112,536)
				Total Unrealized Depreciation	(10,112,536)

a  The Fund's Swap Agreements are not accounted for as hedging instruments under ASC 815.

b  Agreements may be terminated at will by either party without penalty. Payment is due at termination/maturity.

c  Reflects the floating financing rate, as of May 31, 2023, on the notional amount of the swap agreement paid to the counterparty or received from the counterparty, excluding any commissions. This amount is included as part of the unrealized appreciation/(depreciation).

d  The Fund discloses amounts due to the Fund from the counterparty (unrealized appreciation on swap agreements) at period end as an asset on its Statement of Assets and Liabilities. Amounts due to the counterparty from the Fund (unrealized depreciation on swap agreements) are disclosed as a liability on its Statement of Assets and Liabilities. The Fund presents these amounts on a gross basis and does not offset or "net" these amounts on its Statement of Assets and Liabilities.

e  Represents the "uncollateralized" amount due from or (to) the counterparty at period end. These amounts could be due to timing differences between the movement of collateral in relation to market movements, or due to agreement provisions allowing minimum "thresholds" that would need to be exceeded prior to the movement of collateral. To the extent that a net amount is due from a counterparty, the Fund would be exposed to the counterparty by such amount and could suffer losses or delays in recovery of that amount in the event of a counterparty default.

Abbreviations

USD  U.S. Dollar

See accompanying notes to the financial statements.

PROSHARES TRUST SUMMARY SCHEDULE OF PORTFOLIO INVESTMENTS :: MAY 31, 2023 :: ULTRA RUSSELL2000 UWM :: 79

Ultra Russell2000 invested, as a percentage of net assets, in the following industries, as of May 31, 2023:

Aerospace & Defense	0.8%
Air Freight & Logistics	0.2%
Automobile Components	1.2%
Automobiles	0.1%
Banks	6.6%
Beverages	0.6%
Biotechnology	6.9%
Broadline Retail	0.1%
Building Products	1.3%
Capital Markets	1.4%
Chemicals	1.7%
Commercial Services & Supplies	1.3%
Communications Equipment	0.7%
Construction & Engineering	1.5%
Construction Materials	0.2%
Consumer Finance	0.6%
Consumer Staples Distribution & Retail	0.5%
Containers & Packaging	0.3%
Distributors	0.0%*
Diversified Consumer Services	0.9%
Diversified REITs	0.5%
Diversified Telecommunication Services	0.6%
Electric Utilities	0.7%
Electrical Equipment	1.3%
Electronic Equipment, Instruments & Components	2.4%
Energy Equipment & Services	1.6%
Entertainment	0.3%
Financial Services	1.7%
Food Products	1.1%
Gas Utilities	0.9%
Ground Transportation	0.6%
Health Care Equipment & Supplies	3.7%
Health Care Providers & Services	2.3%
Health Care REITs	0.5%
Health Care Technology	0.5%
Hotel & Resort REITs	0.8%
Hotels, Restaurants & Leisure	2.4%
Household Durables	1.7%
Household Products	0.3%
Independent Power and Renewable Electricity Producers	0.4%
Industrial Conglomerates	0.0%*
Industrial REITs	0.7%
Insurance	1.9%
Interactive Media & Services	0.6%
IT Services	0.4%
Leisure Products	0.4%
Life Sciences Tools & Services	0.6%
Machinery	3.2%
Marine Transportation	0.2%
Media	0.6%
Metals & Mining	1.4%
Mortgage Real Estate Investment Trusts (REITs)	1.0%
Multi-Utilities	0.4%

See accompanying notes to the financial statements.

80 :: UWM ULTRA RUSSELL2000 :: MAY 31, 2023 :: SUMMARY SCHEDULE OF PORTFOLIO INVESTMENTS PROSHARES TRUST

Office REITs	0.4%
Oil, Gas & Consumable Fuels	3.7%
Paper & Forest Products	0.1%
Passenger Airlines	0.3%
Personal Care Products	0.8%
Pharmaceuticals	1.5%
Professional Services	2.1%
Real Estate Management & Development	0.6%
Residential REITs	0.4%
Retail REITs	1.2%
Semiconductors & Semiconductor Equipment	2.7%
Software	4.4%
Specialized REITs	0.4%
Specialty Retail	2.1%
Technology Hardware, Storage & Peripherals	0.6%
Textiles, Apparel & Luxury Goods	0.6%
Tobacco	0.1%
Trading Companies & Distributors	1.6%
Water Utilities	0.4%
Wireless Telecommunication Services	0.1%
Other[a]	13.3%
100.0%

*  Amount represents less than 0.05%.

a  Includes any non-equity securities and net other assets (liabilities).

See accompanying notes to the financial statements.

PROSHARES TRUST SUMMARY SCHEDULE OF PORTFOLIO INVESTMENTS :: MAY 31, 2023 :: ULTRA RUSSELL2000 UWM :: 81

	Percentage of Net Assets	Shares	Value
Common Stocks (a) — 83.3%
Abbott Laboratories (Health Care Equipment & Supplies)	0.4%	145,828	$14,874,456
AbbVie, Inc. (Biotechnology)	0.6%	147,972	20,414,217
Accenture plc, Class A (IT Services)	0.5%	52,717	16,127,185
Adobe, Inc.* (Software)	0.5%	38,376	16,033,109
Advanced Micro Devices, Inc.* (Semiconductors & Semiconductor Equipment)	0.5%	134,915	15,948,244
Alphabet, Inc., Class A* (Interactive Media & Services)	1.8%	498,445	61,243,937
Alphabet, Inc., Class C* (Interactive Media & Services)	1.5%	434,617	53,618,699
Amazon.com, Inc.* (Broadline Retail)	2.6%	746,011	89,954,006
Apple, Inc. (Technology Hardware, Storage & Peripherals)	6.3%	1,244,782	220,637,609
Bank of America Corp. (Banks)	0.5%	584,092	16,231,917
Berkshire Hathaway, Inc., Class B* (Financial Services)	1.4%	150,861	48,438,450
Bristol-Myers Squibb Co. (Pharmaceuticals)	0.3%	177,968	11,468,258
Broadcom, Inc. (Semiconductors & Semiconductor Equipment)	0.8%	34,981	28,263,249
Chevron Corp. (Oil, Gas & Consumable Fuels)	0.6%	148,894	22,426,414
Cisco Systems, Inc. (Communications Equipment)	0.5%	343,760	17,074,559
Coca-Cola Co. (The) (Beverages)	0.6%	325,761	19,434,901
Comcast Corp., Class A (Media)	0.4%	352,004	13,851,358
Costco Wholesale Corp. (Consumer Staples Distribution & Retail)	0.5%	37,185	19,022,358
Danaher Corp. (Life Sciences Tools & Services)	0.4%	54,896	12,605,220
Eli Lilly & Co. (Pharmaceuticals)	0.8%	65,937	28,317,304
Exxon Mobil Corp. (Oil, Gas & Consumable Fuels)	1.0%	344,662	35,217,563
Home Depot, Inc. (The) (Specialty Retail)	0.7%	85,315	24,182,537
Johnson & Johnson (Pharmaceuticals)	1.0%	218,883	33,939,998
JPMorgan Chase & Co. (Banks)	0.9%	245,321	33,292,513
Linde plc (Chemicals)	0.4%	41,193	14,568,316
	Percentage of Net Assets	Shares	Value
Common Stocks (a) (continued)
Mastercard, Inc., Class A (Financial Services)	0.7%	70,559	$25,755,446
McDonald's Corp. (Hotels, Restaurants & Leisure)	0.5%	61,226	17,456,145
Merck & Co., Inc. (Pharmaceuticals)	0.7%	212,171	23,425,800
Meta Platforms, Inc., Class A* (Interactive Media & Services)	1.4%	186,288	49,314,160
Microsoft Corp. (Software)	5.8%	622,918	204,560,042
Netflix, Inc.* (Entertainment)	0.4%	37,288	14,737,336
NextEra Energy, Inc. (Electric Utilities)	0.3%	166,343	12,219,557
NIKE, Inc., Class B (Textiles, Apparel & Luxury Goods)	0.3%	104,279	10,976,407
NVIDIA Corp. (Semiconductors & Semiconductor Equipment)	2.2%	205,893	77,897,558
Oracle Corp. (Software)	0.4%	128,683	13,632,677
PepsiCo, Inc. (Beverages)	0.6%	115,195	21,005,808
Pfizer, Inc. (Pharmaceuticals)	0.5%	469,796	17,861,644
Philip Morris International, Inc. (Tobacco)	0.3%	129,810	11,684,198
Procter & Gamble Co. (The) (Household Products)	0.8%	197,349	28,122,233
Raytheon Technologies Corp. (Aerospace & Defense)	0.3%	122,696	11,305,209
Salesforce, Inc.* (Software)	0.5%	83,640	18,683,503
Tesla, Inc.* (Automobiles)	1.3%	225,055	45,895,466
Texas Instruments, Inc. (Semiconductors & Semiconductor Equipment)	0.4%	75,911	13,199,405
Thermo Fisher Scientific, Inc. (Life Sciences Tools & Services)	0.5%	32,808	16,681,556
UnitedHealth Group, Inc. (Health Care Providers & Services)	1.1%	78,270	38,136,275
Verizon Communications, Inc. (Diversified Telecommunication Services)	0.3%	351,534	12,525,157
Visa, Inc., Class A (Financial Services)	0.8%	135,986	30,056,986
Walmart, Inc. (Consumer Staples Distribution & Retail)	0.5%	117,322	17,231,082
Walt Disney Co. (The)* (Entertainment)	0.4%	152,806	13,440,816
Wells Fargo & Co. (Banks)	0.4%	318,904	12,695,568
Other Common Stocks (b)	36.4%	15,379,714	1,279,373,305
Total Common Stocks (Cost $3,334,162,369)			2,925,059,716

See accompanying notes to the financial statements.

82 :: SSO ULTRA S&P500® :: MAY 31, 2023 :: SUMMARY SCHEDULE OF PORTFOLIO INVESTMENTS PROSHARES TRUST

	Percentage of Net Assets	Shares	Value
Securities Lending Reinvestments (c) — 0.0% (d)
Investment Companies — 0.0% (d)
Invesco Government & Agency Portfolio, Institutional Class 5.04% (Cost $386,077)	0.0%	386,077	$386,077
		Principal Amount
Short-Term Investments — 13.9%
Repurchase Agreements (e) — 4.1%
Repurchase Agreements with various counterparties, rates 4.95% - 5.05%, dated 5/31/2023, due 6/1/2023, total to be received $145,073,390 (Cost $145,053,086)		$145,053,086	145,053,086
U.S. Treasury Obligations (a) — 9.8%
U.S. Treasury Bills
4.76%, 9/21/2023 (f)		150,000,000	147,623,967
4.80%, 9/28/2023 (f)		150,000,000	147,503,479
5.36%, 11/24/2023 (f)		50,000,000	48,728,848
Total U.S. Treasury Obligations (Cost $344,233,352)			343,856,294
Total Short-Term Investments (Cost $489,286,438)			488,909,380
Total Investments — 97.2% (Cost $3,823,834,884)			3,414,355,173
Other assets less liabilities — 2.8%			98,001,370
Net Assets — 100.0%			$3,512,356,543

*  Non-income producing security.

(a)  All or a portion of these securities are segregated in connection with obligations for swaps with a total value of $589,705,754.

(b)  The security or a portion of this security is on loan at May 31, 2023. The total value of securities on loan at May 31, 2023 was $776,429, collateralized in the form of cash with a value of $386,077 that was reinvested in the securities shown in the Securities Lending Reinvestment section of the Schedule of Portfolio Investments and $436,176 of collateral in the form of U.S. Government Treasury Securities, interest rates ranging from 0.00% - 5.25%, and maturity dates ranging from July 15, 2023 - November 15, 2052. The total value of collateral is $822,253.

(c)  The security was purchased with cash collateral held from securities on loan at May 31, 2023. The total value of securities purchased was $386,077.

(d)  Represents less than 0.05% of net assets.

(e)  The Fund invests in Repurchase Agreements jointly with other funds in the Trust. See "Repurchase Agreements" in the Notes to Financial Statements to view the details of each individual agreement and counterparty as well as a description of the securities subject to repurchase.

(f)  The rate shown was the current yield as of May 31, 2023.

As of May 31, 2023, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investment securities and derivative instruments, if applicable, for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$149,964,315
Aggregate gross unrealized depreciation	(569,885,053)
Net unrealized depreciation	$(419,920,738)
Federal income tax cost	$3,862,849,770

Futures Contracts Purchased

Ultra S&P500® had the following open long futures contracts as of May 31, 2023:

	Number of Contracts	Expiration Date	Trading Currency	Notional Amount	Value and Unrealized Appreciation
S&P 500 E-Mini Index	653	6/16/2023	USD	$136,819,825	$8,655,175

See accompanying notes to the financial statements.

PROSHARES TRUST SUMMARY SCHEDULE OF PORTFOLIO INVESTMENTS :: MAY 31, 2023 :: ULTRA S&P500® SSO :: 83

Swap Agreementsa

Ultra S&P500® had the following open non-exchange traded total return swap agreements as of May 31, 2023:

Notional Amount ($)	Termination Date[b]	Counterparty	Rate Paid (Received)[c]	Reference Instrument	Value and Unrealized Appreciation/ (Depreciation)[d] ($)	Financial Instruments for the Benefit of (the Fund)/the Counterparty ($)	Cash Collateral for the Benefit of (the Fund)/the Counterparty ($)	Net Amount[e] ($)
439,906,208	3/6/2025	Bank of America NA	5.43%	S&P 500®	1,272,712	(1,272,712)	—	—
713,066,459	2/11/2025	BNP Paribas SA	5.68%	S&P 500®	5,991,607	(5,991,607)	—	—
300,680,251	3/6/2025	Citibank NA	5.74%	S&P 500®	2,962,862	(2,962,862)	—	—
550,337,317	4/8/2024	Goldman Sachs International	5.68%	S&P 500®	30,545,768
666,275,676	11/7/2024	Goldman Sachs International	5.59%	SPDR® S&P 500® ETF Trust	18,716,160
1,216,612,993					49,261,928	(49,261,928)	—	—
196,661,001	11/7/2023	J.P. Morgan Securities	5.48%	S&P 500®	1,140,841	(1,140,841)	—	—
297,620,615	3/6/2025	Morgan Stanley & Co. International plc	5.63%	S&P 500®	3,238,174	—	(3,238,174)	—
515,569,491	11/6/2023	Societe Generale	5.58%	S&P 500®	(51,516,005)	50,690,476	825,529	—
282,782,219	11/7/2024	UBS AG	5.58%	S&P 500®	7,566,565	(7,566,565)	—	—
3,962,899,237					19,918,684
				Total Unrealized Appreciation	71,434,689
				Total Unrealized Depreciation	(51,516,005)

a  The Fund's Swap Agreements are not accounted for as hedging instruments under ASC 815.

b  Agreements may be terminated at will by either party without penalty. Payment is due at termination/maturity.

c  Reflects the floating financing rate, as of May 31, 2023, on the notional amount of the swap agreement paid to the counterparty or received from the counterparty, excluding any commissions. This amount is included as part of the unrealized appreciation/(depreciation).

d  The Fund discloses amounts due to the Fund from the counterparty (unrealized appreciation on swap agreements) at period end as an asset on its Statement of Assets and Liabilities. Amounts due to the counterparty from the Fund (unrealized depreciation on swap agreements) are disclosed as a liability on its Statement of Assets and Liabilities. The Fund presents these amounts on a gross basis and does not offset or "net" these amounts on its Statement of Assets and Liabilities.

e  Represents the "uncollateralized" amount due from or (to) the counterparty at period end. These amounts could be due to timing differences between the movement of collateral in relation to market movements, or due to agreement provisions allowing minimum "thresholds" that would need to be exceeded prior to the movement of collateral. To the extent that a net amount is due from a counterparty, the Fund would be exposed to the counterparty by such amount and could suffer losses or delays in recovery of that amount in the event of a counterparty default.

Abbreviations

USD  U.S. Dollar

See accompanying notes to the financial statements.

84 :: SSO ULTRA S&P500® :: MAY 31, 2023 :: SUMMARY SCHEDULE OF PORTFOLIO INVESTMENTS PROSHARES TRUST

Ultra S&P500® invested, as a percentage of net assets, in the following industries, as of May 31, 2023:

Aerospace & Defense	1.4%
Air Freight & Logistics	0.5%
Automobile Components	0.1%
Automobiles	1.5%
Banks	2.5%
Beverages	1.5%
Biotechnology	1.7%
Broadline Retail	2.6%
Building Products	0.3%
Capital Markets	2.2%
Chemicals	1.4%
Commercial Services & Supplies	0.4%
Communications Equipment	0.7%
Construction & Engineering	0.1%
Construction Materials	0.1%
Consumer Finance	0.4%
Consumer Staples Distribution & Retail	1.6%
Containers & Packaging	0.2%
Distributors	0.1%
Diversified Telecommunication Services	0.6%
Electric Utilities	1.5%
Electrical Equipment	0.4%
Electronic Equipment, Instruments & Components	0.5%
Energy Equipment & Services	0.3%
Entertainment	1.2%
Financial Services	3.5%
Food Products	0.9%
Gas Utilities	0.0%*
Ground Transportation	0.6%
Health Care Equipment & Supplies	2.4%
Health Care Providers & Services	2.5%
Health Care REITs	0.2%
Hotel & Resort REITs	0.0%*
Hotels, Restaurants & Leisure	1.7%
Household Durables	0.3%
Household Products	1.2%
Independent Power and Renewable Electricity Producers	0.0%*
Industrial Conglomerates	0.7%
Industrial REITs	0.3%
Insurance	1.7%
Interactive Media & Services	4.7%
IT Services	1.0%
Leisure Products	0.0%*
Life Sciences Tools & Services	1.4%
Machinery	1.3%
Media	0.6%
Metals & Mining	0.3%
Multi-Utilities	0.6%
Office REITs	0.1%
Oil, Gas & Consumable Fuels	3.2%
Passenger Airlines	0.2%
Personal Care Products	0.1%
Pharmaceuticals	3.5%

See accompanying notes to the financial statements.

PROSHARES TRUST SUMMARY SCHEDULE OF PORTFOLIO INVESTMENTS :: MAY 31, 2023 :: ULTRA S&P500® SSO :: 85

Professional Services	0.7%
Real Estate Management & Development	0.1%
Residential REITs	0.3%
Retail REITs	0.2%
Semiconductors & Semiconductor Equipment	6.1%
Software	8.6%
Specialized REITs	0.9%
Specialty Retail	1.7%
Technology Hardware, Storage & Peripherals	6.5%
Textiles, Apparel & Luxury Goods	0.4%
Tobacco	0.5%
Trading Companies & Distributors	0.2%
Water Utilities	0.1%
Wireless Telecommunication Services	0.2%
Other[a]	16.7%
100.0%

*  Amount represents less than 0.05%.

a  Includes any non-equity securities and net other assets (liabilities).

See accompanying notes to the financial statements.

86 :: SSO ULTRA S&P500® :: MAY 31, 2023 :: SUMMARY SCHEDULE OF PORTFOLIO INVESTMENTS PROSHARES TRUST

Investments	Shares	Value
Common Stocks — 71.5%
Semiconductors & Semiconductor Equipment — 71.5%
Advanced Micro Devices, Inc.*	110,902	$13,109,725
Allegro MicroSystems, Inc.*	4,479	176,159
Amkor Technology, Inc.	6,909	171,205
Analog Devices, Inc.	34,863	6,194,807
Applied Materials, Inc.	57,989	7,729,934
Broadcom, Inc.	28,743	23,223,194
Cirrus Logic, Inc.*	3,800	295,184
Enphase Energy, Inc.*	9,349	1,625,604
Entegris, Inc.	10,250	1,078,813
GLOBALFOUNDRIES, Inc.*(a)	4,874	284,301
Intel Corp.	284,552	8,946,315
KLA Corp.	9,525	4,219,480
Lam Research Corp.	9,281	5,723,593
Lattice Semiconductor Corp.*	9,426	766,428
Marvell Technology, Inc.	58,684	3,432,427
Microchip Technology, Inc.	37,678	2,835,646
Micron Technology, Inc.	75,054	5,118,683
MKS Instruments, Inc.	3,935	382,915
Monolithic Power Systems, Inc.	3,078	1,507,943
NVIDIA Corp.	169,204	64,016,641
NXP Semiconductors NV	17,824	3,192,278
ON Semiconductor Corp.*	29,711	2,483,840
Power Integrations, Inc.	3,920	338,688
Qorvo, Inc.*	6,870	668,176
QUALCOMM, Inc.	76,691	8,697,526
Semtech Corp.*	4,390	95,439
Silicon Laboratories, Inc.*	2,194	308,630
Skyworks Solutions, Inc.	10,934	1,131,778
SolarEdge Technologies, Inc.*	3,845	1,095,171
Teradyne, Inc.	10,713	1,073,336
Texas Instruments, Inc.	62,330	10,837,940
Universal Display Corp.	2,989	440,369
Wolfspeed, Inc.*	8,558	411,126
Total Common Stocks (Cost $159,652,653)		181,613,294
Securities Lending Reinvestments (b) — 0.1%
Investment Companies — 0.1%
Invesco Government & Agency Portfolio, Institutional Class 5.04% (Cost $226,672)	226,672	226,672
Investments	Principal Amount	Value
Short-Term Investments — 5.2%
Repurchase Agreements (c) — 5.2%
Repurchase Agreements with various counterparties, rates 4.95% - 5.05%, dated 5/31/2023, due 6/1/2023, total to be received $13,269,237 (Cost $13,267,383)	$13,267,383	$13,267,383
Total Investments — 76.8% (Cost $173,146,708)		195,107,349
Other assets less liabilities — 23.2%		59,034,715
Net Assets — 100.0%		$254,142,064

*  Non-income producing security.

(a)  The security or a portion of this security is on loan at May 31, 2023. The total value of securities on loan at May 31, 2023 was $213,254, collateralized in the form of cash with a value of $226,672 that was reinvested in the securities shown in the Securities Lending Reinvestment section of the Schedule of Portfolio Investments.

(b)  The security was purchased with cash collateral held from securities on loan at May 31, 2023. The total value of securities purchased was $226,672.

(c)  The Fund invests in Repurchase Agreements jointly with other funds in the Trust. See "Repurchase Agreements" in the Notes to Financial Statements to view the details of each individual agreement and counterparty as well as a description of the securities subject to repurchase.

As of May 31, 2023, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investment securities and derivative instruments, if applicable, for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$85,566,024
Aggregate gross unrealized depreciation	(13,880,464)
Net unrealized appreciation	$71,685,560
Federal income tax cost	$174,106,836

See accompanying notes to the financial statements.

PROSHARES TRUST SCHEDULE OF PORTFOLIO INVESTMENTS :: MAY 31, 2023 :: ULTRA SEMICONDUCTORS USD :: 87

Swap Agreementsa

Ultra Semiconductors had the following open non-exchange traded total return swap agreements as of May 31, 2023:

Notional Amount ($)	Termination Date[b]	Counterparty	Rate Paid (Received)[c]	Reference Instrument	Value and Unrealized Appreciation/ (Depreciation)[d] ($)	Financial Instruments for the Benefit of (the Fund)/the Counterparty ($)	Cash Collateral for the Benefit of (the Fund)/the Counterparty ($)	Net Amount[e] ($)
88,624,248	3/6/2025	Bank of America NA	5.48%	Dow Jones U.S. SemiconductorsSM Index[f]	12,414,605	(12,414,605)	—	—
12,741,880	11/6/2023	BNP Paribas SA	5.58%	Dow Jones U.S. SemiconductorsSM Index[f]	(966,561)	—	966,561	—
8,298,928	4/8/2024	Goldman Sachs International	5.68%	Dow Jones U.S. SemiconductorsSM Index[f]	3,022,186	(3,022,186)	—	—
46,768,390	11/6/2023	J.P. Morgan Securities	5.53%	Dow Jones U.S. SemiconductorsSM Index[f]	1,853,191	(1,853,191)	—	—
13,337,886	3/6/2024	Morgan Stanley & Co. International plc	5.68%	Dow Jones U.S. SemiconductorsSM Index[f]	8,865,413	(8,307,185)	(558,228)	—
13,455,281	3/6/2025	Societe Generale	5.73%	Dow Jones U.S. SemiconductorsSM Index[f]	2,040,501	(2,040,501)	—	—
144,540,422	11/7/2024	UBS AG	5.43%	Dow Jones U.S. SemiconductorsSM Index[f]	23,455,712	(23,455,712)	—	—
327,767,035					50,685,047
				Total Unrealized Appreciation	51,651,608
				Total Unrealized Depreciation	(966,561)

a  The Fund's Swap Agreements are not accounted for as hedging instruments under ASC 815.

b  Agreements may be terminated at will by either party without penalty. Payment is due at termination/maturity.

c  Reflects the floating financing rate, as of May 31, 2023, on the notional amount of the swap agreement paid to the counterparty or received from the counterparty, excluding any commissions. This amount is included as part of the unrealized appreciation/(depreciation).

d  The Fund discloses amounts due to the Fund from the counterparty (unrealized appreciation on swap agreements) at period end as an asset on its Statement of Assets and Liabilities. Amounts due to the counterparty from the Fund (unrealized depreciation on swap agreements) are disclosed as a liability on its Statement of Assets and Liabilities. The Fund presents these amounts on a gross basis and does not offset or "net" these amounts on its Statement of Assets and Liabilities.

e  Represents the "uncollateralized" amount due from or (to) the counterparty at period end. These amounts could be due to timing differences between the movement of collateral in relation to market movements, or due to agreement provisions allowing minimum "thresholds" that would need to be exceeded prior to the movement of collateral. To the extent that a net amount is due from a counterparty, the Fund would be exposed to the counterparty by such amount and could suffer losses or delays in recovery of that amount in the event of a counterparty default.

f  See the Common Stocks section of the preceding Schedule of Portfolio Investments for the representative components of the underlying reference instrument and their relative weightings.
See accompanying notes to the financial statements.

88 :: USD ULTRA SEMICONDUCTORS :: MAY 31, 2023 :: SCHEDULE OF PORTFOLIO INVESTMENTS PROSHARES TRUST

	Percentage of Net Assets	Shares	Value
Common Stocks — 89.9%
AAON, Inc. (Building Products)	0.4%	1,147	$99,342
Academy Sports & Outdoors, Inc. (Specialty Retail)	0.4%	2,132	104,383
Advanced Energy Industries, Inc. (Electronic Equipment, Instruments & Components)	0.4%	1,020	100,113
Aerojet Rocketdyne Holdings, Inc.* (Aerospace & Defense)	0.4%	2,068	112,665
American States Water Co. (Water Utilities)	0.3%	1,008	89,531
AMN Healthcare Services, Inc.* (Health Care Providers & Services)	0.4%	1,182	112,243
Applied Industrial Technologies, Inc. (Trading Companies & Distributors)	0.5%	1,053	129,477
Arcosa, Inc. (Construction & Engineering)	0.3%	1,319	86,606
Asbury Automotive Group, Inc.* (Specialty Retail)	0.5%	604	126,302
Assured Guaranty Ltd. (Insurance)	0.3%	1,636	84,663
ATI, Inc.* (Metals & Mining)	0.5%	3,531	122,102
Axcelis Technologies, Inc.* (Semiconductors & Semiconductor Equipment)	0.5%	894	140,850
Badger Meter, Inc. (Electronic Equipment, Instruments & Components)	0.4%	799	110,158
Balchem Corp. (Chemicals)	0.4%	877	108,423
California Water Service Group (Water Utilities)	0.3%	1,496	85,137
Civitas Resources, Inc. (Oil, Gas & Consumable Fuels)	0.4%	1,417	94,656
Comfort Systems USA, Inc. (Construction & Engineering)	0.6%	976	144,428
CONMED Corp. (Health Care Equipment & Supplies)	0.4%	832	100,922
Cytokinetics, Inc.* (Biotechnology)	0.4%	2,582	97,316
Diodes, Inc.* (Semiconductors & Semiconductor Equipment)	0.4%	1,241	111,491
elf Beauty, Inc.* (Personal Care Products)	0.5%	1,381	143,652
Ensign Group, Inc. (The) (Health Care Providers & Services)	0.5%	1,521	134,776
Essential Properties Realty Trust, Inc., REIT (Diversified REITs)	0.4%	3,885	92,968
Fabrinet* (Electronic Equipment, Instruments & Components)	0.4%	999	113,107
	Percentage of Net Assets	Shares	Value
Common Stocks (continued)
Federal Signal Corp. (Machinery)	0.3%	1,654	$87,646
Franklin Electric Co., Inc. (Machinery)	0.4%	1,062	96,600
Group 1 Automotive, Inc. (Specialty Retail)	0.3%	398	88,957
HB Fuller Co. (Chemicals)	0.4%	1,465	92,207
Helmerich & Payne, Inc. (Energy Equipment & Services)	0.3%	2,850	88,008
Hillenbrand, Inc. (Machinery)	0.3%	1,893	90,807
Hostess Brands, Inc., Class A* (Food Products)	0.4%	3,653	90,887
Insight Enterprises, Inc.* (Electronic Equipment, Instruments & Components)	0.4%	827	111,827
Itron, Inc.* (Electronic Equipment, Instruments & Components)	0.3%	1,233	83,511
John Bean Technologies Corp. (Machinery)	0.4%	869	92,644
Livent Corp.* (Chemicals)	0.4%	4,894	112,807
Merit Medical Systems, Inc.* (Health Care Equipment & Supplies)	0.5%	1,553	127,967
Meritage Homes Corp. (Household Durables)	0.4%	998	115,099
Mr Cooper Group, Inc.* (Financial Services)	0.3%	1,891	87,478
Mueller Industries, Inc. (Machinery)	0.5%	1,552	115,252
O-I Glass, Inc.* (Containers & Packaging)	0.3%	4,212	87,273
Onto Innovation, Inc.* (Semiconductors & Semiconductor Equipment)	0.6%	1,351	145,030
Otter Tail Corp. (Electric Utilities)	0.3%	1,136	84,303
Radian Group, Inc. (Financial Services)	0.4%	4,285	109,439
Rambus, Inc.* (Semiconductors & Semiconductor Equipment)	0.7%	2,933	187,595
Sanmina Corp.* (Electronic Equipment, Instruments & Components)	0.3%	1,592	84,440
Simply Good Foods Co. (The)* (Food Products)	0.3%	2,307	83,490
SM Energy Co. (Oil, Gas & Consumable Fuels)	0.3%	3,350	88,072
SPS Commerce, Inc.* (Software)	0.6%	983	153,151
SPX Technologies, Inc.* (Machinery)	0.4%	1,233	94,152
Viasat, Inc.* (Communications Equipment)	0.4%	2,084	92,967

See accompanying notes to the financial statements.

PROSHARES TRUST SUMMARY SCHEDULE OF PORTFOLIO INVESTMENTS :: MAY 31, 2023 :: ULTRA SMALLCAP600 SAA :: 89

	Percentage of Net Assets	Shares	Value
Common Stocks (continued)
Other Common Stocks (a)	69.7%	845,436	$18,422,835
Total Common Stocks (Cost $27,286,203)			23,759,755
Securities Lending Reinvestments (b) — 0.8%
Investment Companies — 0.8%
Invesco Government & Agency Portfolio, Institutional Class 5.04% (Cost $206,403)	0.8%	206,403	206,403
		Principal Amount
Short-Term Investments — 8.9%
Repurchase Agreements (c) — 8.9%
Repurchase Agreements with various counterparties, rates 4.95% - 5.05%, dated 5/31/2023, due 6/1/2023, total to be received $2,346,480 (Cost $2,346,152)		$2,346,152	2,346,152
Total Investments — 99.6% (Cost $29,838,758)			26,312,310
Other assets less liabilities — 0.4%			116,864
Net Assets — 100.0%			$26,429,174

*  Non-income producing security.

(a)  The security or a portion of this security is on loan at May 31, 2023. The total value of securities on loan at May 31, 2023 was $213,903, collateralized in the form of cash with a value of $206,403 that was reinvested in the securities shown in the Securities Lending Reinvestment section of the Schedule of Portfolio Investments and $13,978 of collateral in the form of U.S. Government Treasury Securities, interest rates ranging from 0.00% - 5.25%, and maturity dates ranging from June 8, 2023 - May 15, 2050. The total value of collateral is $220,381.

(b)  The security was purchased with cash collateral held from securities on loan at May 31, 2023. The total value of securities purchased was $206,403.

(c)  The Fund invests in Repurchase Agreements jointly with other funds in the Trust. See "Repurchase Agreements" in the Notes to Financial Statements to view the details of each individual agreement and counterparty as well as a description of the securities subject to repurchase.

As of May 31, 2023, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investment securities and derivative instruments, if applicable, for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$2,326,863
Aggregate gross unrealized depreciation	(8,387,343)
Net unrealized depreciation	$(6,060,480)
Federal income tax cost	$29,954,234

Swap Agreementsa

Ultra SmallCap600 had the following open non-exchange traded total return swap agreements as of May 31, 2023:

Notional Amount ($)	Termination Date[b]	Counterparty	Rate Paid (Received)[c]	Reference Instrument	Value and Unrealized Depreciation[d] ($)	Financial Instruments for the Benefit of (the Fund)/the Counterparty ($)	Cash Collateral for the Benefit of (the Fund)/the Counterparty ($)	Net Amount[e] ($)
5,366,230	2/11/2025	Bank of America NA	5.43%	S&P SmallCap 600®	(74,033)	—	74,033	—
6,456,140	3/6/2024	Citibank NA	5.43%	S&P SmallCap 600®	(632,906)	—	632,906	—
5,173,694	3/6/2024	Morgan Stanley & Co. International plc	5.68%	S&P SmallCap 600®	(392,188)	—	1,300	(390,888)
4,884,328	4/8/2024	Societe Generale	5.53%	S&P SmallCap 600®	(518,176)	—	89,347	(428,829)
7,220,653	11/7/2024	UBS AG	5.38%	S&P SmallCap 600®	(801,253)	—	801,253	—
29,101,045					(2,418,556)
				Total Unrealized Depreciation	(2,418,556)

a  The Fund's Swap Agreements are not accounted for as hedging instruments under ASC 815.

b  Agreements may be terminated at will by either party without penalty. Payment is due at termination/maturity.

c  Reflects the floating financing rate, as of May 31, 2023, on the notional amount of the swap agreement paid to the counterparty or received from the counterparty, excluding any commissions. This amount is included as part of the unrealized appreciation/(depreciation).

See accompanying notes to the financial statements.

90 :: SAA ULTRA SMALLCAP600 :: MAY 31, 2023 :: SUMMARY SCHEDULE OF PORTFOLIO INVESTMENTS PROSHARES TRUST

d  The Fund discloses amounts due to the Fund from the counterparty (unrealized appreciation on swap agreements) at period end as an asset on its Statement of Assets and Liabilities. Amounts due to the counterparty from the Fund (unrealized depreciation on swap agreements) are disclosed as a liability on its Statement of Assets and Liabilities. The Fund presents these amounts on a gross basis and does not offset or "net" these amounts on its Statement of Assets and Liabilities.

e  Represents the "uncollateralized" amount due from or (to) the counterparty at period end. These amounts could be due to timing differences between the movement of collateral in relation to market movements, or due to agreement provisions allowing minimum "thresholds" that would need to be exceeded prior to the movement of collateral. To the extent that a net amount is due from a counterparty, the Fund would be exposed to the counterparty by such amount and could suffer losses or delays in recovery of that amount in the event of a counterparty default.

Ultra SmallCap600 invested, as a percentage of net assets, in the following industries, as of May 31, 2023:

Aerospace & Defense	1.3%
Air Freight & Logistics	0.5%
Automobile Components	1.1%
Automobiles	0.2%
Banks	7.7%
Beverages	0.3%
Biotechnology	2.1%
Broadline Retail	0.0%*
Building Products	1.6%
Capital Markets	0.9%
Chemicals	2.5%
Commercial Services & Supplies	1.9%
Communications Equipment	1.6%
Construction & Engineering	1.6%
Consumer Finance	0.8%
Consumer Staples Distribution & Retail	0.7%
Containers & Packaging	0.4%
Diversified Consumer Services	1.0%
Diversified REITs	0.8%
Diversified Telecommunication Services	0.5%
Electric Utilities	0.3%
Electrical Equipment	0.4%
Electronic Equipment, Instruments & Components	4.1%
Energy Equipment & Services	1.7%
Entertainment	0.2%
Financial Services	1.5%
Food Products	1.9%
Gas Utilities	0.4%
Ground Transportation	0.7%
Health Care Equipment & Supplies	2.8%
Health Care Providers & Services	2.9%
Health Care REITs	0.5%
Health Care Technology	0.6%
Hotel & Resort REITs	1.0%
Hotels, Restaurants & Leisure	2.1%
Household Durables	2.7%
Household Products	0.4%
Industrial REITs	0.5%
Insurance	2.2%
Interactive Media & Services	0.5%
IT Services	0.3%
Leisure Products	0.2%
Life Sciences Tools & Services	0.1%
Machinery	4.9%
Marine Transportation	0.3%

See accompanying notes to the financial statements.

PROSHARES TRUST SUMMARY SCHEDULE OF PORTFOLIO INVESTMENTS :: MAY 31, 2023 :: ULTRA SMALLCAP600 SAA :: 91

Media	0.4%
Metals & Mining	1.9%
Mortgage Real Estate Investment Trusts (REITs)	1.0%
Multi-Utilities	0.4%
Office REITs	0.6%
Oil, Gas & Consumable Fuels	2.2%
Paper & Forest Products	0.2%
Passenger Airlines	0.4%
Personal Care Products	1.3%
Pharmaceuticals	1.5%
Professional Services	1.1%
Real Estate Management & Development	0.7%
Residential REITs	0.5%
Retail REITs	1.3%
Semiconductors & Semiconductor Equipment	4.2%
Software	2.8%
Specialized REITs	0.6%
Specialty Retail	4.0%
Technology Hardware, Storage & Peripherals	0.2%
Textiles, Apparel & Luxury Goods	1.0%
Tobacco	0.3%
Trading Companies & Distributors	1.3%
Water Utilities	1.0%
Wireless Telecommunication Services	0.3%
Other[a]	10.1%
100.0%

*  Amount represents less than 0.05%.

a  Includes any non-equity securities and net other assets (liabilities).

See accompanying notes to the financial statements.

92 :: SAA ULTRA SMALLCAP600 :: MAY 31, 2023 :: SUMMARY SCHEDULE OF PORTFOLIO INVESTMENTS PROSHARES TRUST

Investments	Shares	Value
Common Stocks — 69.6%
Communications Equipment — 2.7%
Arista Networks, Inc.*	12,334	$2,051,638
Cisco Systems, Inc.	204,711	10,167,995
F5, Inc.*	2,996	442,150
Juniper Networks, Inc.	16,143	490,263
Motorola Solutions, Inc.	8,332	2,348,957
		15,501,003
Electronic Equipment, Instruments & Components — 1.8%
Amphenol Corp., Class A	29,630	2,235,584
CDW Corp.	6,747	1,158,392
Corning, Inc.	37,933	1,168,716
Keysight Technologies, Inc.*	8,887	1,437,917
TE Connectivity Ltd.	15,769	1,931,387
Teledyne Technologies, Inc.*	2,336	907,886
Trimble, Inc.*	12,290	573,574
Zebra Technologies Corp., Class A*	2,573	675,593
		10,089,049
IT Services — 3.7%
Accenture plc, Class A	31,381	9,600,076
Akamai Technologies, Inc.*	7,836	721,852
Cognizant Technology Solutions Corp., Class A	25,364	1,584,996
DXC Technology Co.*	11,346	283,990
EPAM Systems, Inc.*	2,866	735,473
Gartner, Inc.*	3,938	1,350,183
International Business Machines Corp.	45,054	5,793,494
VeriSign, Inc.*	4,565	1,019,456
		21,089,520
Semiconductors & Semiconductor Equipment — 17.9%
Advanced Micro Devices, Inc.*	80,346	9,497,743
Analog Devices, Inc.	25,257	4,487,916
Applied Materials, Inc.	42,012	5,600,200
Broadcom, Inc.	20,824	16,824,959
Enphase Energy, Inc.*	6,773	1,177,689
First Solar, Inc.*	4,940	1,002,622
Intel Corp.	206,151	6,481,388
KLA Corp.	6,901	3,057,074
Lam Research Corp.	6,724	4,146,691
Microchip Technology, Inc.	27,297	2,054,372
Micron Technology, Inc.	54,375	3,708,375
Monolithic Power Systems, Inc.	2,230	1,092,499
NVIDIA Corp.	59,958	22,684,510
NXP Semiconductors NV	12,913	2,312,718
ON Semiconductor Corp.*	21,525	1,799,490
Qorvo, Inc.*	4,978	484,160
QUALCOMM, Inc.	55,562	6,301,287
Skyworks Solutions, Inc.	7,922	820,006
Investments	Shares	Value
Common Stocks (continued)
SolarEdge Technologies, Inc.*	2,785	$793,252
Teradyne, Inc.	7,761	777,575
Texas Instruments, Inc.	45,157	7,851,899
		102,956,425
Software — 26.9%
Adobe, Inc.*	22,813	9,531,043
ANSYS, Inc.*	4,341	1,404,704
Autodesk, Inc.*	10,752	2,143,841
Cadence Design Systems, Inc.*	13,669	3,156,309
Fair Isaac Corp.*	1,254	987,738
Fortinet, Inc.*	32,312	2,207,879
Gen Digital, Inc.	28,345	497,171
Intuit, Inc.	13,999	5,867,261
Microsoft Corp.	295,427	97,015,273
Oracle Corp.	76,584	8,113,309
PTC, Inc.*	5,304	712,858
Roper Technologies, Inc.	5,285	2,400,553
Salesforce, Inc.*	49,831	11,131,249
ServiceNow, Inc.*	10,116	5,510,994
Synopsys, Inc.*	7,595	3,455,421
Tyler Technologies, Inc.*	2,075	823,692
		154,959,295
Technology Hardware, Storage & Peripherals — 16.6%
Apple, Inc.	516,852	91,612,017
Hewlett Packard Enterprise Co.	63,874	921,063
HP, Inc.	43,068	1,251,556
NetApp, Inc.	10,742	712,731
Seagate Technology Holdings plc	9,569	575,097
Western Digital Corp.*	15,912	616,272
		95,688,736
Total Common Stocks (Cost $362,161,451)		400,284,028
	Principal Amount
Short-Term Investments — 3.6%
Repurchase Agreements (a) — 3.6%
Repurchase Agreements with various counterparties, rates 4.95% - 5.05%, dated 5/31/2023, due 6/1/2023, total to be received $20,879,194 (Cost $20,876,272)	$20,876,272	20,876,272
Total Investments — 73.2% (Cost $383,037,723)		421,160,300
Other assets less liabilities — 26.8%		154,032,170
Net Assets — 100.0%		$575,192,470

See accompanying notes to the financial statements.

PROSHARES TRUST SCHEDULE OF PORTFOLIO INVESTMENTS :: MAY 31, 2023 :: ULTRA TECHNOLOGY ROM :: 93

*  Non-income producing security.

(a)  The Fund invests in Repurchase Agreements jointly with other funds in the Trust. See "Repurchase Agreements" in the Notes to Financial Statements to view the details of each individual agreement and counterparty as well as a description of the securities subject to repurchase.

As of May 31, 2023, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investment securities and derivative instruments, if applicable, for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$121,519,321
Aggregate gross unrealized depreciation	(10,470,048)
Net unrealized appreciation	$111,049,273
Federal income tax cost	$387,218,987

Swap Agreementsa

Ultra Technology had the following open non-exchange traded total return swap agreements as of May 31, 2023:

Notional Amount ($)	Termination Date[b]	Counterparty	Rate Paid (Received)[c]	Reference Instrument	Value and Unrealized Appreciation[d] ($)	Financial Instruments for the Benefit of (the Fund)/the Counterparty ($)	Cash Collateral for the Benefit of (the Fund)/the Counterparty ($)	Net Amount[e] ($)
321,487,060	3/6/2025	Bank of America NA	5.43%	S&P Technology Select Sector Index[f]	34,957,881	(34,887,015)	(70,866)	—
29,714,752	3/6/2025	BNP Paribas SA	5.68%	S&P Technology Select Sector Index[f]	2,233,092	(2,228,458)	(4,634)	—
21,839,368	4/7/2025	Citibank NA	5.53%	S&P Technology Select Sector Index[f]	1,779,521	(1,779,521)	—	—
23,799,544	3/6/2025	Goldman Sachs International	5.68%	S&P Technology Select Sector Index[f]	1,902,998	(1,902,998)	—	—
105,400,342	3/6/2025	Societe Generale	5.63%	S&P Technology Select Sector Index[f]	13,979,286	(13,979,286)	—	—
249,467,512	3/6/2025	UBS AG	5.53%	S&P Technology Select Sector Index[f]	22,255,182	(22,255,182)	—	—
751,708,578					77,107,960
				Total Unrealized Appreciation	77,107,960

a  The Fund's Swap Agreements are not accounted for as hedging instruments under ASC 815.

b  Agreements may be terminated at will by either party without penalty. Payment is due at termination/maturity.

c  Reflects the floating financing rate, as of May 31, 2023, on the notional amount of the swap agreement paid to the counterparty or received from the counterparty, excluding any commissions. This amount is included as part of the unrealized appreciation/(depreciation).

d  The Fund discloses amounts due to the Fund from the counterparty (unrealized appreciation on swap agreements) at period end as an asset on its Statement of Assets and Liabilities. Amounts due to the counterparty from the Fund (unrealized depreciation on swap agreements) are disclosed as a liability on its Statement of Assets and Liabilities. The Fund presents these amounts on a gross basis and does not offset or "net" these amounts on its Statement of Assets and Liabilities.

e  Represents the "uncollateralized" amount due from or (to) the counterparty at period end. These amounts could be due to timing differences between the movement of collateral in relation to market movements, or due to agreement provisions allowing minimum "thresholds" that would need to be exceeded prior to the movement of collateral. To the extent that a net amount is due from a counterparty, the Fund would be exposed to the counterparty by such amount and could suffer losses or delays in recovery of that amount in the event of a counterparty default.

f  See the Common Stocks section of the preceding Schedule of Portfolio Investments for the representative components of the underlying reference instrument and their relative weightings.

See accompanying notes to the financial statements.

94 :: ROM ULTRA TECHNOLOGY :: MAY 31, 2023 :: SCHEDULE OF PORTFOLIO INVESTMENTS PROSHARES TRUST

Investments	Shares	Value
Common Stocks — 71.5%
Electric Utilities — 46.9%
Alliant Energy Corp.	1,815	$93,400
American Electric Power Co., Inc.	3,716	308,874
Constellation Energy Corp.	2,365	198,707
Duke Energy Corp.	5,569	497,256
Edison International	2,762	186,490
Entergy Corp.	1,472	144,550
Evergy, Inc.	1,660	96,031
Eversource Energy	2,519	174,390
Exelon Corp.	7,187	284,965
FirstEnergy Corp.	3,928	146,868
NextEra Energy, Inc.	14,371	1,055,694
NRG Energy, Inc.	1,666	56,294
PG&E Corp.*	11,644	197,249
Pinnacle West Capital Corp.	818	63,215
PPL Corp.	5,325	139,515
Southern Co. (The)	7,873	549,142
Xcel Energy, Inc.	3,958	258,418
		4,451,058
Gas Utilities — 1.3%
Atmos Energy Corp.	1,035	119,315
Independent Power and Renewable Electricity Producers — 1.0%
AES Corp. (The)	4,831	95,364
Multi-Utilities — 20.2%
Ameren Corp.	1,870	151,601
CenterPoint Energy, Inc.	4,553	128,440
CMS Energy Corp.	2,106	122,106
Consolidated Edison, Inc.	2,566	239,408
Dominion Energy, Inc.	6,026	302,987
DTE Energy Co.	1,401	150,748
NiSource, Inc.	2,937	78,976
Public Service Enterprise Group, Inc.	3,608	215,578
Sempra Energy	2,273	326,244
WEC Energy Group, Inc.	2,281	199,245
		1,915,333
Investments	Shares	Value
Common Stocks (continued)
Water Utilities — 2.1%
American Water Works Co., Inc.	1,396	$201,652
Total Common Stocks (Cost $7,010,258)		6,782,722
	Principal Amount
Short-Term Investments — 10.6%
Repurchase Agreements (a) — 10.6%
Repurchase Agreements with various counterparties, rates 4.95% - 5.05%, dated 5/31/2023, due 6/1/2023, total to be received $1,010,571 (Cost $1,010,428)	$1,010,428	1,010,428
Total Investments — 82.1% (Cost $8,020,686)		7,793,150
Other assets less liabilities — 17.9%		1,703,250
Net Assets — 100.0%		$9,496,400

*  Non-income producing security.

(a)  The Fund invests in Repurchase Agreements jointly with other funds in the Trust. See "Repurchase Agreements" in the Notes to Financial Statements to view the details of each individual agreement and counterparty as well as a description of the securities subject to repurchase.

As of May 31, 2023, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investment securities and derivative instruments, if applicable, for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$311,628
Aggregate gross unrealized depreciation	(1,247,970)
Net unrealized depreciation	$(936,342)
Federal income tax cost	$8,033,950

See accompanying notes to the financial statements.

PROSHARES TRUST SCHEDULE OF PORTFOLIO INVESTMENTS :: MAY 31, 2023 :: ULTRA UTILITIES UPW :: 95

Swap Agreementsa

Ultra Utilities had the following open non-exchange traded total return swap agreements as of May 31, 2023:

Notional Amount ($)	Termination Date[b]	Counterparty	Rate Paid (Received)[c]	Reference Instrument	Value and Unrealized Depreciation[d] ($)	Financial Instruments for the Benefit of (the Fund)/the Counterparty ($)	Cash Collateral for the Benefit of (the Fund)/the Counterparty ($)	Net Amount[e] ($)
7,930,620	3/6/2025	Bank of America NA	5.28%	S&P Utilities Select Sector Index[f]	(430,228)	—	430,228	—
982,173	3/6/2025	Goldman Sachs International	5.68%	S&P Utilities Select Sector Index[f]	(66,576)	—	66,576	—
1,455,604	3/6/2025	Societe Generale	5.63%	S&P Utilities Select Sector Index[f]	(40,543)	—	40,543	—
1,816,562	3/6/2025	UBS AG	5.43%	S&P Utilities Select Sector Index[f]	(158,195)	—	158,195	—
12,184,959					(695,542)
				Total Unrealized Depreciation	(695,542)

a  The Fund's Swap Agreements are not accounted for as hedging instruments under ASC 815.

b  Agreements may be terminated at will by either party without penalty. Payment is due at termination/maturity.

c  Reflects the floating financing rate, as of May 31, 2023, on the notional amount of the swap agreement paid to the counterparty or received from the counterparty, excluding any commissions. This amount is included as part of the unrealized appreciation/(depreciation).

d  The Fund discloses amounts due to the Fund from the counterparty (unrealized appreciation on swap agreements) at period end as an asset on its Statement of Assets and Liabilities. Amounts due to the counterparty from the Fund (unrealized depreciation on swap agreements) are disclosed as a liability on its Statement of Assets and Liabilities. The Fund presents these amounts on a gross basis and does not offset or "net" these amounts on its Statement of Assets and Liabilities.

e  Represents the "uncollateralized" amount due from or (to) the counterparty at period end. These amounts could be due to timing differences between the movement of collateral in relation to market movements, or due to agreement provisions allowing minimum "thresholds" that would need to be exceeded prior to the movement of collateral. To the extent that a net amount is due from a counterparty, the Fund would be exposed to the counterparty by such amount and could suffer losses or delays in recovery of that amount in the event of a counterparty default.

f  See the Common Stocks section of the preceding Schedule of Portfolio Investments for the representative components of the underlying reference instrument and their relative weightings.

See accompanying notes to the financial statements.

96 :: UPW ULTRA UTILITIES :: MAY 31, 2023 :: SCHEDULE OF PORTFOLIO INVESTMENTS PROSHARES TRUST

Investments	Shares	Value
Common Stocks (a) — 85.0%
Aerospace & Defense — 3.5%
Boeing Co. (The)*	103,335	$21,256,010
Banks — 2.3%
JPMorgan Chase & Co.	103,337	14,023,864
Beverages — 1.0%
Coca-Cola Co. (The)	103,338	6,165,145
Biotechnology — 3.8%
Amgen, Inc.	103,343	22,802,633
Capital Markets — 5.5%
Goldman Sachs Group, Inc. (The)	103,343	33,472,798
Chemicals — 0.8%
Dow, Inc.	103,341	5,040,974
Communications Equipment — 0.8%
Cisco Systems, Inc.	103,334	5,132,600
Consumer Finance — 2.7%
American Express Co.	103,346	16,386,542
Consumer Staples Distribution & Retail — 3.0%
Walgreens Boots Alliance, Inc.	103,329	3,138,102
Walmart, Inc.	103,350	15,179,014
		18,317,116
Diversified Telecommunication Services — 0.6%
Verizon Communications, Inc.	103,332	3,681,719
Entertainment — 1.5%
Walt Disney Co. (The)*	103,332	9,089,083
Financial Services — 3.8%
Visa, Inc., Class A	103,344	22,842,124
Health Care Providers & Services — 8.3%
UnitedHealth Group, Inc.	103,343	50,352,843
Hotels, Restaurants & Leisure — 4.9%
McDonald's Corp.	103,343	29,464,123
Investments	Shares	Value
Common Stocks (a) (continued)
Household Products — 2.4%
Procter & Gamble Co. (The)	103,352	$14,727,660
Industrial Conglomerates — 4.9%
3M Co.	103,334	9,642,095
Honeywell International, Inc.	103,471	19,825,044
		29,467,139
Insurance — 2.9%
Travelers Cos., Inc. (The)	103,348	17,490,616
IT Services — 2.2%
International Business Machines Corp.	103,344	13,289,005
Machinery — 3.5%
Caterpillar, Inc.	103,347	21,263,645
Oil, Gas & Consumable Fuels — 2.6%
Chevron Corp.	103,352	15,566,878
Pharmaceuticals — 4.5%
Johnson & Johnson	103,406	16,034,134
Merck & Co., Inc.	103,340	11,409,770
		27,443,904
Semiconductors & Semiconductor Equipment — 0.5%
Intel Corp.	103,330	3,248,695
Software — 9.4%
Microsoft Corp.	103,343	33,936,808
Salesforce, Inc.*	103,339	23,083,866
		57,020,674
Specialty Retail — 4.8%
Home Depot, Inc. (The)	103,389	29,305,612
Technology Hardware, Storage & Peripherals — 3.0%
Apple, Inc.	103,349	18,318,610
Textiles, Apparel & Luxury Goods — 1.8%
NIKE, Inc., Class B	103,340	10,877,568
Total Common Stocks (Cost $584,152,345)		516,047,580

See accompanying notes to the financial statements.

PROSHARES TRUST SCHEDULE OF PORTFOLIO INVESTMENTS :: MAY 31, 2023 :: ULTRAPRO DOW30SM UDOW :: 97

Investments	Principal Amount	Value
Short-Term Investments — 11.8%
Repurchase Agreements (b) — 11.8%
Repurchase Agreements with various counterparties, rates 4.95% - 5.05%, dated 5/31/2023, due 6/1/2023, total to be received $71,858,081 (Cost $71,848,022)	$71,848,022	$71,848,022
Total Investments — 96.8% (Cost $656,000,367)		587,895,602
Other assets less liabilities — 3.2%		19,551,899
Net Assets — 100.0%		$607,447,501

*  Non-income producing security.

(a)  All or a portion of these securities are segregated in connection with obligations for swaps with a total value of $68,643,625.

(b)  The Fund invests in Repurchase Agreements jointly with other funds in the Trust. See "Repurchase Agreements" in the Notes to Financial Statements to view the details of each individual agreement and counterparty as well as a description of the securities subject to repurchase.

As of May 31, 2023, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investment securities and derivative instruments, if applicable, for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$5,602,461
Aggregate gross unrealized depreciation	(121,397,687)
Net unrealized depreciation	$(115,795,226)
Federal income tax cost	$660,850,832

Futures Contracts Purchased

UltraPro Dow30SM had the following open long futures contracts as of May 31, 2023:

	Number of Contracts	Expiration Date	Trading Currency	Notional Amount	Value and Unrealized Appreciation
DJIA CBOT E-Mini Index	143	6/16/2023	USD	$23,579,985	$622,205

Swap Agreementsa

UltraPro Dow30SM had the following open non-exchange traded total return swap agreements as of May 31, 2023:

Notional Amount ($)	Termination Date[b]	Counterparty	Rate Paid (Received)[c]	Reference Instrument	Value and Unrealized Appreciation/ (Depreciation)[d] ($)	Financial Instruments for the Benefit of (the Fund)/the Counterparty ($)	Cash Collateral for the Benefit of (the Fund)/the Counterparty ($)	Net Amount[e] ($)
357,515,445	2/11/2025	Bank of America NA	5.48%	Dow Jones Industrial AverageSM	(7,839,623)	—	7,839,623	—
156,906,631	11/6/2023	Barclays Capital	5.68%	Dow Jones Industrial AverageSM	(6,869,409)	—	6,869,409	—
265,503,923	2/11/2025	BNP Paribas SA	5.68%	Dow Jones Industrial AverageSM	(3,966,853)	—	3,966,853	—
85,561,502	4/8/2024	Citibank NA	5.74%	Dow Jones Industrial AverageSM	(5,110,032)	—	138,642	(4,971,390)
153,155,089	11/6/2023	Morgan Stanley & Co. International plc	5.63%	Dow Jones Industrial AverageSM	(17,321,483)	13,669,662	3,651,821	—
126,038,674	3/6/2025	Societe Generale	5.48%	Dow Jones Industrial AverageSM	(3,290,810)	3,162,116	128,694	—

See accompanying notes to the financial statements.

98 :: UDOW ULTRAPRO DOW30SM :: MAY 31, 2023 :: SCHEDULE OF PORTFOLIO INVESTMENTS PROSHARES TRUST

Notional Amount ($)	Termination Date[b]	Counterparty	Rate Paid (Received)[c]	Reference Instrument	Value and Unrealized Appreciation/ (Depreciation)[d] ($)	Financial Instruments for the Benefit of (the Fund)/the Counterparty ($)	Cash Collateral for the Benefit of (the Fund)/the Counterparty ($)	Net Amount[e] ($)
137,951,468	11/7/2024	UBS AG	5.23%	Dow Jones Industrial AverageSM	936,009	(936,009)	—	—
1,282,632,732					(43,462,201)
				Total Unrealized Appreciation	936,009
				Total Unrealized Depreciation	(44,398,210)

a  The Fund's Swap Agreements are not accounted for as hedging instruments under ASC 815.

b  Agreements may be terminated at will by either party without penalty. Payment is due at termination/maturity.

c  Reflects the floating financing rate, as of May 31, 2023, on the notional amount of the swap agreement paid to the counterparty or received from the counterparty, excluding any commissions. This amount is included as part of the unrealized appreciation/(depreciation).

d  The Fund discloses amounts due to the Fund from the counterparty (unrealized appreciation on swap agreements) at period end as an asset on its Statement of Assets and Liabilities. Amounts due to the counterparty from the Fund (unrealized depreciation on swap agreements) are disclosed as a liability on its Statement of Assets and Liabilities. The Fund presents these amounts on a gross basis and does not offset or "net" these amounts on its Statement of Assets and Liabilities.

e  Represents the "uncollateralized" amount due from or (to) the counterparty at period end. These amounts could be due to timing differences between the movement of collateral in relation to market movements, or due to agreement provisions allowing minimum "thresholds" that would need to be exceeded prior to the movement of collateral. To the extent that a net amount is due from a counterparty, the Fund would be exposed to the counterparty by such amount and could suffer losses or delays in recovery of that amount in the event of a counterparty default.

Abbreviations

USD  U.S. Dollar

See accompanying notes to the financial statements.

PROSHARES TRUST SCHEDULE OF PORTFOLIO INVESTMENTS :: MAY 31, 2023 :: ULTRAPRO DOW30SM UDOW :: 99

	Percentage of Net Assets	Shares	Value
Common Stocks (a) — 83.6%
AECOM (Construction & Engineering)	0.4%	1,336	$104,275
American Financial Group, Inc. (Insurance)	0.3%	673	75,558
Annaly Capital Management, Inc. (Mortgage Real Estate Investment Trusts (REITs))	0.4%	4,505	85,050
Aramark (Hotels, Restaurants & Leisure)	0.4%	2,506	98,937
BJ's Wholesale Club Holdings, Inc.* (Consumer Staples Distribution & Retail)	0.3%	1,294	81,069
Builders FirstSource, Inc.* (Building Products)	0.7%	1,416	164,185
Carlisle Cos., Inc. (Building Products)	0.4%	497	105,583
Casey's General Stores, Inc. (Consumer Staples Distribution & Retail)	0.3%	357	80,557
Chemed Corp. (Health Care Providers & Services)	0.3%	143	76,329
Churchill Downs, Inc. (Hotels, Restaurants & Leisure)	0.4%	631	85,703
Cognex Corp. (Electronic Equipment, Instruments & Components)	0.4%	1,664	91,453
CubeSmart, REIT (Specialized REITs)	0.4%	2,160	95,990
Darling Ingredients, Inc.* (Food Products)	0.4%	1,541	97,668
Deckers Outdoor Corp.* (Textiles, Apparel & Luxury Goods)	0.5%	253	120,175
Dynatrace, Inc.* (Software)	0.5%	2,085	106,314
EMCOR Group, Inc. (Construction & Engineering)	0.3%	458	75,497
Essential Utilities, Inc. (Water Utilities)	0.4%	2,297	93,580
Five Below, Inc.* (Specialty Retail)	0.4%	535	92,298
Graco, Inc. (Machinery)	0.5%	1,621	123,990
Hubbell, Inc., Class B (Electrical Equipment)	0.6%	516	145,749
Interactive Brokers Group, Inc., Class A (Capital Markets)	0.3%	989	76,380
Jabil, Inc. (Electronic Equipment, Instruments & Components)	0.5%	1,282	114,765
Jazz Pharmaceuticals plc* (Pharmaceuticals)	0.3%	605	77,537
KBR, Inc. (Professional Services)	0.3%	1,320	77,906
Knight-Swift Transportation Holdings, Inc., Class A (Ground Transportation)	0.4%	1,545	84,959
	Percentage of Net Assets	Shares	Value
Common Stocks (a) (continued)
Lattice Semiconductor Corp.* (Semiconductors & Semiconductor Equipment)	0.5%	1,318	$107,167
Lennox International, Inc. (Building Products)	0.4%	310	85,408
Life Storage, Inc., REIT (Specialized REITs)	0.4%	819	104,333
Lincoln Electric Holdings, Inc. (Machinery)	0.4%	555	94,161
Manhattan Associates, Inc.* (Software)	0.5%	600	108,852
Neurocrine Biosciences, Inc.* (Biotechnology)	0.4%	929	83,174
Owens Corning (Building Products)	0.4%	899	95,591
Penumbra, Inc.* (Health Care Equipment & Supplies)	0.5%	365	112,179
Performance Food Group Co.* (Consumer Staples Distribution & Retail)	0.4%	1,501	82,990
Regal Rexnord Corp. (Electrical Equipment)	0.3%	636	82,610
Reinsurance Group of America, Inc. (Insurance)	0.4%	641	89,740
Reliance Steel & Aluminum Co. (Metals & Mining)	0.6%	564	132,360
RenaissanceRe Holdings Ltd. (Insurance)	0.4%	484	91,171
Repligen Corp.* (Life Sciences Tools & Services)	0.4%	496	83,288
Rexford Industrial Realty, Inc., REIT (Industrial REITs)	0.4%	1,818	98,972
Royal Gold, Inc. (Metals & Mining)	0.3%	633	78,391
RPM International, Inc. (Chemicals)	0.4%	1,241	99,019
Service Corp. International (Diversified Consumer Services)	0.4%	1,479	94,079
Shockwave Medical, Inc.* (Health Care Equipment & Supplies)	0.4%	348	95,731
Super Micro Computer, Inc.* (Technology Hardware, Storage & Peripherals)	0.4%	448	100,330
Toro Co. (The) (Machinery)	0.4%	1,008	98,613
United Therapeutics Corp.* (Biotechnology)	0.4%	438	91,866
Unum Group (Insurance)	0.3%	1,798	78,123
US Foods Holding Corp.* (Consumer Staples Distribution & Retail)	0.4%	2,114	84,095
Watsco, Inc. (Trading Companies & Distributors)	0.4%	320	103,798
Other Common Stocks (b)	63.3%	379,383	14,877,238
Total Common Stocks (Cost $21,489,561)			19,684,786

See accompanying notes to the financial statements.

100 :: UMDD ULTRAPRO MIDCAP400 :: MAY 31, 2023 :: SUMMARY SCHEDULE OF PORTFOLIO INVESTMENTS PROSHARES TRUST

	Percentage of Net Assets	Shares	Value
Securities Lending Reinvestments (c) — 0.6%
Investment Companies — 0.6%
Invesco Government & Agency Portfolio, Institutional Class 5.04% (Cost $131,504)	0.6%	131,504	$131,504
		Principal Amount
Short-Term Investments — 3.9%
Repurchase Agreements (d) — 3.9%
Repurchase Agreements with various counterparties, rates 4.95% - 5.05%, dated 5/31/2023, due 6/1/2023, total to be received $906,916 (Cost $906,789)		$906,789	906,789
Total Investments — 88.1% (Cost $22,527,854)			20,723,079
Other assets less liabilities — 11.9%			2,803,453
Net Assets — 100.0%			$23,526,532

*  Non-income producing security.

(a)  All or a portion of these securities are segregated in connection with obligations for swaps with a total value of $2,255,709.

(b)  The security or a portion of this security is on loan at May 31, 2023. The total value of securities on loan at May 31, 2023 was $185,922, collateralized in the form of cash with a value of $131,504 that was reinvested in the securities shown in the Securities Lending Reinvestment section of the Schedule of Portfolio Investments and $66,385 of collateral in the form of U.S. Government Treasury Securities, interest rates ranging from 0.00% - 4.63%, and maturity dates ranging from June 8, 2023 - November 15, 2052. The total value of collateral is $197,889.

(c)  The security was purchased with cash collateral held from securities on loan at May 31, 2023. The total value of securities purchased was $131,504.

(d)  The Fund invests in Repurchase Agreements jointly with other funds in the Trust. See "Repurchase Agreements" in the Notes to Financial Statements to view the details of each individual agreement and counterparty as well as a description of the securities subject to repurchase.

As of May 31, 2023, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investment securities and derivative instruments, if applicable, for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$2,326,116
Aggregate gross unrealized depreciation	(7,412,152)
Net unrealized depreciation	$(5,086,036)
Federal income tax cost	$23,078,759

Futures Contracts Purchased

UltraPro MidCap400 had the following open long futures contracts as of May 31, 2023:

	Number of Contracts	Expiration Date	Trading Currency	Notional Amount	Value and Unrealized Depreciation
S&P Midcap 400 E-Mini Index	3	6/16/2023	USD	$722,700	$(5,883)

Swap Agreementsa

UltraPro MidCap400 had the following open non-exchange traded total return swap agreements as of May 31, 2023:

Notional Amount ($)	Termination Date[b]	Counterparty	Rate Paid (Received)[c]	Reference Instrument	Value and Unrealized Appreciation/ (Depreciation)[d] ($)	Financial Instruments for the Benefit of (the Fund)/the Counterparty ($)	Cash Collateral for the Benefit of (the Fund)/the Counterparty ($)	Net Amount[e] ($)
11,130,849	4/8/2024	Bank of America NA	5.48%	S&P MidCap 400®	(597,443)	211,027	386,416	—
4,844,627	4/8/2024	BNP Paribas SA	5.53%	S&P MidCap 400®	(703,081)	—	703,081	—
8,974,472	3/6/2025	Citibank NA	5.48%	S&P MidCap 400®	(446,490)	—	81,117	(365,373)
5,950,530	11/7/2024	Goldman Sachs International	5.58%	S&P MidCap 400®	(731,535)	—	731,535	—
1,068,561	4/8/2024	Morgan Stanley & Co. International plc	5.63%	S&P MidCap 400®	745,024	—	(745,024)	—

See accompanying notes to the financial statements.

PROSHARES TRUST SUMMARY SCHEDULE OF PORTFOLIO INVESTMENTS :: MAY 31, 2023 :: ULTRAPRO MIDCAP400 UMDD :: 101

Notional Amount ($)	Termination Date[b]	Counterparty	Rate Paid (Received)[c]	Reference Instrument	Value and Unrealized Appreciation/ (Depreciation)[d] ($)	Financial Instruments for the Benefit of (the Fund)/the Counterparty ($)	Cash Collateral for the Benefit of (the Fund)/the Counterparty ($)	Net Amount[e] ($)
8,127,325	4/8/2024	Societe Generale	5.35%	S&P MidCap 400®	(990,160)	979,246	10,914	—
10,076,727	4/8/2024	UBS AG	5.43%	S&P MidCap 400®	(788)	—	788	—
50,173,091					(2,724,473)
				Total Unrealized Appreciation	745,024
				Total Unrealized Depreciation	(3,469,497)

a  The Fund's Swap Agreements are not accounted for as hedging instruments under ASC 815.

b  Agreements may be terminated at will by either party without penalty. Payment is due at termination/maturity.

c  Reflects the floating financing rate, as of May 31, 2023, on the notional amount of the swap agreement paid to the counterparty or received from the counterparty, excluding any commissions. This amount is included as part of the unrealized appreciation/(depreciation).

d  The Fund discloses amounts due to the Fund from the counterparty (unrealized appreciation on swap agreements) at period end as an asset on its Statement of Assets and Liabilities. Amounts due to the counterparty from the Fund (unrealized depreciation on swap agreements) are disclosed as a liability on its Statement of Assets and Liabilities. The Fund presents these amounts on a gross basis and does not offset or "net" these amounts on its Statement of Assets and Liabilities.

e  Represents the "uncollateralized" amount due from or (to) the counterparty at period end. These amounts could be due to timing differences between the movement of collateral in relation to market movements, or due to agreement provisions allowing minimum "thresholds" that would need to be exceeded prior to the movement of collateral. To the extent that a net amount is due from a counterparty, the Fund would be exposed to the counterparty by such amount and could suffer losses or delays in recovery of that amount in the event of a counterparty default.

Abbreviations

USD  U.S. Dollar

UltraPro MidCap400 invested, as a percentage of net assets, in the following industries, as of May 31, 2023:

Aerospace & Defense	0.8%
Air Freight & Logistics	0.3%
Automobile Components	1.5%
Automobiles	0.3%
Banks	4.6%
Beverages	0.5%
Biotechnology	1.3%
Broadline Retail	0.4%
Building Products	3.1%
Capital Markets	1.6%
Chemicals	2.1%
Commercial Services & Supplies	1.1%
Communications Equipment	0.5%
Construction & Engineering	1.6%
Construction Materials	0.2%
Consumer Finance	0.4%
Consumer Staples Distribution & Retail	1.6%
Containers & Packaging	0.8%
Diversified Consumer Services	0.8%
Diversified Telecommunication Services	0.4%
Electric Utilities	1.1%
Electrical Equipment	1.9%
Electronic Equipment, Instruments & Components	3.1%

See accompanying notes to the financial statements.

102 :: UMDD ULTRAPRO MIDCAP400 :: MAY 31, 2023 :: SUMMARY SCHEDULE OF PORTFOLIO INVESTMENTS PROSHARES TRUST

Energy Equipment & Services	0.6%
Entertainment	0.2%
Financial Services	1.3%
Food Products	1.3%
Gas Utilities	1.1%
Ground Transportation	1.7%
Health Care Equipment & Supplies	3.2%
Health Care Providers & Services	1.9%
Health Care REITs	1.0%
Hotel & Resort REITs	0.1%
Hotels, Restaurants & Leisure	3.0%
Household Durables	1.4%
Household Products	0.1%
Independent Power and Renewable Electricity Producers	0.2%
Industrial REITs	1.2%
Insurance	3.4%
Interactive Media & Services	0.2%
IT Services	0.1%
Leisure Products	0.9%
Life Sciences Tools & Services	1.2%
Machinery	3.9%
Marine Transportation	0.2%
Media	0.8%
Metals & Mining	2.0%
Mortgage Real Estate Investment Trusts (REITs)	0.6%
Multi-Utilities	0.3%
Office REITs	0.6%
Oil, Gas & Consumable Fuels	2.6%
Paper & Forest Products	0.2%
Passenger Airlines	0.1%
Personal Care Products	0.4%
Pharmaceuticals	0.5%
Professional Services	2.8%
Real Estate Management & Development	0.3%
Residential REITs	0.4%
Retail REITs	1.3%
Semiconductors & Semiconductor Equipment	2.3%
Software	2.1%
Specialized REITs	1.8%
Specialty Retail	2.6%
Technology Hardware, Storage & Peripherals	0.5%
Textiles, Apparel & Luxury Goods	1.8%
Trading Companies & Distributors	1.0%
Water Utilities	0.4%
Other[a]	16.4%
100.0%

a  Includes any non-equity securities and net other assets (liabilities).

See accompanying notes to the financial statements.

PROSHARES TRUST SUMMARY SCHEDULE OF PORTFOLIO INVESTMENTS :: MAY 31, 2023 :: ULTRAPRO MIDCAP400 UMDD :: 103

Investments	Shares	Value
Common Stocks (a) — 42.7%
Automobiles — 1.6%
Lucid Group, Inc.*(b)	849,874	$6,595,022
Rivian Automotive, Inc., Class A*(b)	426,817	6,287,014
Tesla, Inc.*	1,132,349	230,919,932
		243,801,968
Beverages — 1.1%
Keurig Dr Pepper, Inc.	652,710	20,312,335
Monster Beverage Corp.*	484,642	28,409,714
PepsiCo, Inc.	638,925	116,507,974
		165,230,023
Biotechnology — 1.5%
Amgen, Inc.	247,755	54,667,141
Biogen, Inc.*	66,905	19,831,311
Gilead Sciences, Inc.	578,465	44,507,097
Moderna, Inc.*	179,515	22,925,861
Regeneron Pharmaceuticals, Inc.*	49,699	36,556,596
Seagen, Inc.*	86,436	16,915,525
Vertex Pharmaceuticals, Inc.*	118,964	38,493,182
		233,896,713
Broadline Retail — 3.3%
Amazon.com, Inc.*	3,666,600	442,118,628
eBay, Inc.	249,294	10,604,967
JD.com, Inc., ADR	213,788	6,969,489
MercadoLibre, Inc.*	23,582	29,218,098
PDD Holdings, Inc., ADR*	276,225	18,043,017
		506,954,199
Commercial Services & Supplies — 0.3%
Cintas Corp.	47,289	22,327,029
Copart, Inc.*	221,387	19,391,287
		41,718,316
Communications Equipment — 0.6%
Cisco Systems, Inc.	1,901,443	94,444,674
Consumer Staples Distribution & Retail — 0.9%
Costco Wholesale Corp.	205,867	105,313,322
Dollar Tree, Inc.*	102,342	13,803,889
Walgreens Boots Alliance, Inc.	400,148	12,152,495
		131,269,706
Electric Utilities — 0.4%
American Electric Power Co., Inc.	238,644	19,836,089
Constellation Energy Corp.	151,963	12,767,931
Exelon Corp.	461,188	18,286,104
Xcel Energy, Inc.	255,143	16,658,287
		67,548,411
Investments	Shares	Value
Common Stocks (a) (continued)
Energy Equipment & Services — 0.1%
Baker Hughes Co., Class A	469,428	$12,791,913
Entertainment — 0.9%
Activision Blizzard, Inc.*	363,872	29,182,534
Electronic Arts, Inc.	127,411	16,308,608
Netflix, Inc.*	206,815	81,739,493
Warner Bros Discovery, Inc.*	1,128,318	12,727,427
		139,958,062
Financial Services — 0.4%
Fiserv, Inc.*	291,841	32,741,642
PayPal Holdings, Inc.*	525,594	32,581,572
		65,323,214
Food Products — 0.4%
Kraft Heinz Co. (The)	568,626	21,732,886
Mondelez International, Inc., Class A	632,903	46,461,409
		68,194,295
Ground Transportation — 0.3%
CSX Corp.	957,012	29,351,558
Old Dominion Freight Line, Inc.	50,957	15,819,091
		45,170,649
Health Care Equipment & Supplies — 0.6%
Align Technology, Inc.*	35,373	9,998,532
Dexcom, Inc.*	179,568	21,056,143
IDEXX Laboratories, Inc.*	38,744	18,007,049
Intuitive Surgical, Inc.*	162,283	49,957,199
		99,018,923
Hotels, Restaurants & Leisure — 0.9%
Airbnb, Inc., Class A*	189,833	20,837,969
Booking Holdings, Inc.*	17,360	43,552,247
Marriott International, Inc., Class A	143,091	24,009,239
Starbucks Corp.	534,066	52,146,204
		140,545,659
Industrial Conglomerates — 0.4%
Honeywell International, Inc.	310,231	59,440,260
Interactive Media & Services — 5.2%
Alphabet, Inc., Class A*	2,171,983	266,871,551
Alphabet, Inc., Class C*	2,135,754	263,487,971
Meta Platforms, Inc., Class A*	1,033,216	273,512,940
		803,872,462

See accompanying notes to the financial statements.

104 :: TQQQ ULTRAPRO QQQ :: MAY 31, 2023 :: SCHEDULE OF PORTFOLIO INVESTMENTS PROSHARES TRUST

Investments	Shares	Value
Common Stocks (a) (continued)
IT Services — 0.1%
Cognizant Technology Solutions Corp., Class A	236,248	$14,763,137
Life Sciences Tools & Services — 0.1%
Illumina, Inc.*	73,447	14,443,352
Machinery — 0.1%
PACCAR, Inc.	242,900	16,706,662
Media — 0.7%
Charter Communications, Inc., Class A*	70,935	23,135,450
Comcast Corp., Class A	1,952,574	76,833,787
Sirius XM Holdings, Inc. (b)	1,805,882	6,428,940
		106,398,177
Oil, Gas & Consumable Fuels — 0.1%
Diamondback Energy, Inc.	85,286	10,844,115
Pharmaceuticals — 0.1%
AstraZeneca plc, ADR	279,763	20,445,080
Professional Services — 0.6%
Automatic Data Processing, Inc.	192,780	40,289,092
CoStar Group, Inc.*	188,714	14,983,892
Paychex, Inc.	167,122	17,536,111
Verisk Analytics, Inc., Class A	71,834	15,739,548
		88,548,643
Semiconductors & Semiconductor Equipment — 7.7%
Advanced Micro Devices, Inc.*	747,882	88,407,131
Analog Devices, Inc.	234,525	41,672,747
Applied Materials, Inc.	392,412	52,308,520
ASML Holding NV (Registered), NYRS	40,914	29,577,958
Broadcom, Inc.	193,597	156,418,632
Enphase Energy, Inc.*	62,829	10,924,707
GLOBALFOUNDRIES, Inc.*(b)	252,807	14,746,232
Intel Corp.	1,920,411	60,377,722
KLA Corp.	64,284	28,477,169
Lam Research Corp.	62,306	38,424,110
Marvell Technology, Inc.	396,220	23,174,908
Microchip Technology, Inc.	254,327	19,140,650
Micron Technology, Inc.	506,865	34,568,193
Investments	Shares	Value
Common Stocks (a) (continued)
NVIDIA Corp.	1,146,312	$433,695,682
NXP Semiconductors NV	120,397	21,563,103
QUALCOMM, Inc.	517,291	58,665,972
Texas Instruments, Inc.	420,456	73,108,889
		1,185,252,325
Software — 8.1%
Adobe, Inc.*	212,444	88,756,979
ANSYS, Inc.*	40,371	13,063,652
Atlassian Corp., Class A*	70,142	12,680,972
Autodesk, Inc.*	100,336	20,005,995
Cadence Design Systems, Inc.*	126,771	29,272,692
Crowdstrike Holdings, Inc., Class A*	101,365	16,231,577
Datadog, Inc., Class A*	136,671	12,971,445
Fortinet, Inc.*	363,728	24,853,534
Intuit, Inc.	129,962	54,469,673
Microsoft Corp.	2,652,671	871,110,630
Palo Alto Networks, Inc.*	140,623	30,007,542
Synopsys, Inc.*	70,690	32,161,122
Workday, Inc., Class A*	94,750	20,086,053
Zoom Video Communications, Inc., Class A*	114,216	7,667,320
Zscaler, Inc.*	66,900	9,063,612
		1,242,402,798
Specialty Retail — 0.3%
O'Reilly Automotive, Inc.*	28,817	26,030,684
Ross Stores, Inc.	160,292	16,609,457
		42,640,141
Technology Hardware, Storage & Peripherals — 5.2%
Apple, Inc.	4,554,079	807,210,503
Textiles, Apparel & Luxury Goods — 0.1%
Lululemon Athletica, Inc.*	56,917	18,892,460
Trading Companies & Distributors — 0.1%
Fastenal Co.	265,256	14,284,036
Wireless Telecommunication Services — 0.5%
T-Mobile US, Inc.*	565,688	77,640,678
Total Common Stocks (Cost $6,781,614,358)		6,579,651,554

See accompanying notes to the financial statements.

PROSHARES TRUST SCHEDULE OF PORTFOLIO INVESTMENTS :: MAY 31, 2023 :: ULTRAPRO QQQ TQQQ :: 105

Investments	Shares	Value
Securities Lending Reinvestments (c) — 0.2%
Investment Companies — 0.2%
Invesco Government & Agency Portfolio, Institutional Class 5.04% (Cost $26,312,016)	26,312,016	$26,312,016
	Principal Amount
Short-Term Investments — 38.3%
Repurchase Agreements (d) — 0.3%
Repurchase Agreements with various counterparties, rates 4.95% - 5.05%, dated 5/31/2023, due 6/1/2023, total to be received $52,639,595 (Cost $52,632,228)	$52,632,228	52,632,228
U.S. Treasury Obligations (a) — 38.0%
U.S. Treasury Bills
4.76%, 7/13/2023 (e)	675,000,000	671,011,114
5.07%, 8/22/2023 (e)	100,000,000	98,830,551
5.13%, 8/24/2023 (e)	400,000,000	395,194,112
5.16%, 8/29/2023 (e)	100,000,000	98,716,917
5.07%, 8/31/2023 (e)	700,000,000	690,713,072
5.10%, 9/5/2023 (e)	100,000,000	98,658,533
4.83%, 9/7/2023 (e)	450,000,000	443,822,733
5.08%, 9/12/2023 (e)	400,000,000	394,197,668
4.68%, 9/14/2023 (e)	200,000,000	197,048,334
4.84%, 9/21/2023 (e)	500,000,000	492,079,890
5.35%, 9/26/2023 (e)	200,000,000	196,589,016
4.85%, 9/28/2023 (e)	500,000,000	491,678,265
4.86%, 10/5/2023 (e)	1,000,000,000	981,817,500
5.18%, 10/12/2023 (e)	250,000,000	245,171,823
5.20%, 11/9/2023 (e)	200,000,000	195,274,352
5.26%, 11/16/2023 (e)	150,000,000	146,352,825
Total U.S. Treasury Obligations (Cost $5,841,894,633)		5,837,156,705
Total Short-Term Investments (Cost $5,894,526,861)		5,889,788,933
Total Investments — 81.2% (Cost $12,702,453,235)		12,495,752,503
Other assets less liabilities — 18.8%		2,895,976,547
Net Assets — 100.0%		$15,391,729,050
*  Non-income producing security.

(a)  All or a portion of these securities are segregated in connection with obligations for swaps with a total value of $4,423,315,881.

(b)  The security or a portion of this security is on loan at May 31, 2023. The total value of securities on loan at May 31, 2023 was $30,154,298, collateralized in the form of cash with a value of $26,312,016 that was reinvested in the securities shown in the Securities Lending Reinvestment section of the Schedule of Portfolio Investments and $5,364,763 of collateral in the form of U.S. Government Treasury Securities, interest rates ranging from 0.00% - 5.25%, and maturity dates ranging from July 15, 2023 - August 15, 2049. The total value of collateral is $31,676,779.

(c)  The security was purchased with cash collateral held from securities on loan at May 31, 2023. The total value of securities purchased was $26,312,016.

(d)  The Fund invests in Repurchase Agreements jointly with other funds in the Trust. See "Repurchase Agreements" in the Notes to Financial Statements to view the details of each individual agreement and counterparty as well as a description of the securities subject to repurchase.

(e)  The rate shown was the current yield as of May 31, 2023.

Abbreviations

ADR  American Depositary Receipt

NYRS  New York Registry Shares

As of May 31, 2023, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investment securities and derivative instruments, if applicable, for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$2,825,422,651
Aggregate gross unrealized depreciation	(667,086,801)
Net unrealized appreciation	$2,158,335,850
Federal income tax cost	$13,202,456,819

Futures Contracts Purchased

UltraPro QQQ had the following open long futures contracts as of May 31, 2023:

	Number of Contracts	Expiration Date	Trading Currency	Notional Amount	Value and Unrealized Appreciation
NASDAQ 100 E-Mini Index	435	6/16/2023	USD	$124,414,350	$19,828,903

See accompanying notes to the financial statements.

106 :: TQQQ ULTRAPRO QQQ :: MAY 31, 2023 :: SCHEDULE OF PORTFOLIO INVESTMENTS PROSHARES TRUST

Swap Agreementsa

UltraPro QQQ had the following open non-exchange traded total return swap agreements as of May 31, 2023:

Notional Amount ($)	Termination Date[b]	Counterparty	Rate Paid (Received)[c]	Reference Instrument	Value and Unrealized Appreciation[d] ($)	Financial Instruments for the Benefit of (the Fund)/the Counterparty ($)	Cash Collateral for the Benefit of (the Fund)/the Counterparty ($)	Net Amount[e] ($)
3,945,688,907	5/6/2025	Bank of America NA	5.68%	NASDAQ-100 Index®	171,329,890	(168,459,986)	(2,869,904)	—
4,776,716,608	3/6/2025	Barclays Capital	5.68%	NASDAQ-100 Index®	353,329,509	(347,212,394)	(6,117,115)	—
				NASDAQ-100
5,151,713,208	2/11/2025	BNP Paribas SA	5.73%	Index®	311,899,865	(311,899,865)	—	—
5,020,917,678	5/6/2024	Citibank NA	5.74%	NASDAQ-100 Index®	483,716,983	(462,146,982)	(21,570,001)	—
5,348,291,363	4/8/2024	Goldman Sachs International	5.78%	NASDAQ-100 Index®	656,233,719	(586,226,686)	—	70,007,033
4,774,051,093	6/13/2023	J.P. Morgan Securities	5.48%	NASDAQ-100 Index®	331,171,531	(331,057,063)	(114,468)	—
2,637,762,117	4/8/2024	Morgan Stanley & Co. International plc	5.63%	NASDAQ-100 Index®	308,231,145	(307,826,134)	(405,011)	—
4,241,931,660	11/6/2023	Societe Generale	5.93%	NASDAQ-100 Index®	14,699,557	(14,613,985)	(85,572)	—
3,573,343,568	4/7/2025	UBS AG	5.88%	NASDAQ-100 Index®	214,599,064	(214,599,064)	—	—
39,470,416,202					2,845,211,263
				Total Unrealized Appreciation	2,845,211,263

a  The Fund's Swap Agreements are not accounted for as hedging instruments under ASC 815.

b  Agreements may be terminated at will by either party without penalty. Payment is due at termination/maturity.

c  Reflects the floating financing rate, as of May 31, 2023, on the notional amount of the swap agreement paid to the counterparty or received from the counterparty, excluding any commissions. This amount is included as part of the unrealized appreciation/(depreciation).

d  The Fund discloses amounts due to the Fund from the counterparty (unrealized appreciation on swap agreements) at period end as an asset on its Statement of Assets and Liabilities. Amounts due to the counterparty from the Fund (unrealized depreciation on swap agreements) are disclosed as a liability on its Statement of Assets and Liabilities. The Fund presents these amounts on a gross basis and does not offset or "net" these amounts on its Statement of Assets and Liabilities.

e  Represents the "uncollateralized" amount due from or (to) the counterparty at period end. These amounts could be due to timing differences between the movement of collateral in relation to market movements, or due to agreement provisions allowing minimum "thresholds" that would need to be exceeded prior to the movement of collateral. To the extent that a net amount is due from a counterparty, the Fund would be exposed to the counterparty by such amount and could suffer losses or delays in recovery of that amount in the event of a counterparty default.

Abbreviations

USD  U.S. Dollar

See accompanying notes to the financial statements.

PROSHARES TRUST SCHEDULE OF PORTFOLIO INVESTMENTS :: MAY 31, 2023 :: ULTRAPRO QQQ TQQQ :: 107

	Percentage of Net Assets	Shares	Value
Common Stocks (a) — 81.5%
Agree Realty Corp., REIT (Retail REITs)	0.2%	6,555	$422,732
Alkermes plc* (Biotechnology)	0.1%	12,206	353,120
Apellis Pharmaceuticals, Inc.* (Biotechnology)	0.3%	7,021	602,753
Applied Industrial Technologies, Inc. (Trading Companies & Distributors)	0.1%	2,866	352,403
Axcelis Technologies, Inc.* (Semiconductors & Semiconductor Equipment)	0.2%	2,446	385,367
BellRing Brands, Inc.* (Personal Care Products)	0.2%	10,015	366,749
Celsius Holdings, Inc.* (Beverages)	0.2%	4,159	522,079
ChampionX Corp. (Energy Equipment & Services)	0.2%	14,995	378,774
Chord Energy Corp. (Oil, Gas & Consumable Fuels)	0.2%	3,111	444,997
Civitas Resources, Inc. (Oil, Gas & Consumable Fuels)	0.2%	5,522	368,870
Comfort Systems USA, Inc. (Construction & Engineering)	0.2%	2,654	392,739
Commercial Metals Co. (Metals & Mining)	0.2%	8,752	374,148
Crocs, Inc.* (Textiles, Apparel & Luxury Goods)	0.2%	4,543	510,088
elf Beauty, Inc.* (Personal Care Products)	0.2%	3,681	382,898
EMCOR Group, Inc. (Construction & Engineering)	0.3%	3,537	583,039
Ensign Group, Inc. (The) (Health Care Providers & Services)	0.2%	4,032	357,275
ExlService Holdings, Inc.* (Professional Services)	0.2%	2,425	366,029
Inspire Medical Systems, Inc.* (Health Care Equipment & Supplies)	0.3%	2,141	626,221
Intra-Cellular Therapies, Inc.* (Pharmaceuticals)	0.2%	6,858	407,228
Iridium Communications, Inc. (Diversified Telecommunication Services)	0.3%	9,362	562,094
IVERIC bio, Inc.* (Biotechnology)	0.2%	10,224	385,956
Karuna Therapeutics, Inc.* (Biotechnology)	0.3%	2,429	550,290
Kinsale Capital Group, Inc. (Insurance)	0.2%	1,622	491,434
Lantheus Holdings, Inc.* (Health Care Equipment & Supplies)	0.2%	5,116	442,994
	Percentage of Net Assets	Shares	Value
Common Stocks (a) (continued)
Light & Wonder, Inc.* (Hotels, Restaurants & Leisure)	0.2%	7,070	$412,110
Matador Resources Co. (Oil, Gas & Consumable Fuels)	0.2%	8,428	370,579
Maximus, Inc. (Professional Services)	0.2%	4,535	367,154
Medpace Holdings, Inc.* (Life Sciences Tools & Services)	0.2%	1,900	393,243
Murphy Oil Corp. (Oil, Gas & Consumable Fuels)	0.2%	11,038	384,122
Murphy USA, Inc. (Specialty Retail)	0.2%	1,508	416,841
Novanta, Inc.* (Electronic Equipment, Instruments & Components)	0.2%	2,661	440,662
Onto Innovation, Inc.* (Semiconductors & Semiconductor Equipment)	0.2%	3,713	398,591
Power Integrations, Inc. (Semiconductors & Semiconductor Equipment)	0.2%	4,248	367,027
Prometheus Biosciences, Inc.* (Biotechnology)	0.2%	2,604	517,415
Qualys, Inc.* (Software)	0.2%	2,889	364,765
Rambus, Inc.* (Semiconductors & Semiconductor Equipment)	0.2%	8,004	511,936
RBC Bearings, Inc.* (Machinery)	0.2%	2,135	423,349
RLI Corp. (Insurance)	0.2%	2,924	362,137
Ryman Hospitality Properties, Inc., REIT (Hotel & Resort REITs)	0.2%	4,030	369,672
Saia, Inc.* (Ground Transportation)	0.3%	1,987	564,626
Selective Insurance Group, Inc. (Insurance)	0.2%	4,469	432,286
Shockwave Medical, Inc.* (Health Care Equipment & Supplies)	0.4%	2,664	732,840
Simpson Manufacturing Co., Inc. (Building Products)	0.2%	3,203	378,562
SPS Commerce, Inc.* (Software)	0.2%	2,716	423,153
STAG Industrial, Inc., REIT (Industrial REITs)	0.2%	13,509	470,113
Super Micro Computer, Inc.* (Technology Hardware, Storage & Peripherals)	0.4%	3,512	786,512
Terreno Realty Corp., REIT (Industrial REITs)	0.2%	6,041	370,495
Texas Roadhouse, Inc., Class A (Hotels, Restaurants & Leisure)	0.2%	5,021	541,766

See accompanying notes to the financial statements.

108 :: URTY ULTRAPRO RUSSELL2000 :: MAY 31, 2023 :: SUMMARY SCHEDULE OF PORTFOLIO INVESTMENTS PROSHARES TRUST

	Percentage of Net Assets	Shares	Value
Common Stocks (a) (continued)
Triton International Ltd. (Trading Companies & Distributors)	0.2%	4,364	$360,641
Wingstop, Inc. (Hotels, Restaurants & Leisure)	0.2%	2,244	447,364
Other Common Stocks (b)	70.7%	8,529,898	144,600,171
Total Common Stocks (Cost $205,644,578)			166,838,409
		No. of Rights
Rights — 0.0% (c)
Aduro Biotech, Inc., CVR*(d)(e)	0.0%	899	—
Contraf-Nicotex-Tobacco GmbH, CVR*(d)(e)	0.0%	1,074	537
Oncternal Therapeutics, Inc., CVR*(d)(e)	0.0%	23	—
Tobira Therapeutics, Inc., CVR*(d)(e)	0.0%	218	—
Total Rights (Cost $2,244)			537
		Shares
Securities Lending Reinvestments (f) — 1.0%
Investment Companies — 1.0%
Invesco Government & Agency Portfolio, Institutional Class 5.04% (Cost $1,951,883)	1.0%	1,951,883	1,951,883
		Principal Amount
Short-Term Investments — 13.5%
Repurchase Agreements (g) — 13.5%
Repurchase Agreements with various counterparties, rates 4.95% - 5.05%, dated 5/31/2023, due 6/1/2023, total to be received $27,509,548 (Cost $27,505,698)		$27,505,698	27,505,698
Total Investments — 96.0% (Cost $235,104,403)			196,296,527
Other assets less liabilities — 4.0%			8,164,052
Net Assets — 100.0%			$204,460,579

*  Non-income producing security.

(a)  All or a portion of these securities are segregated in connection with obligations for swaps with a total value of $29,232,706.

(b)  The security or a portion of this security is on loan at May 31, 2023. The total value of securities on loan at May 31, 2023 was $2,214,445, collateralized in the form of cash with a value of $1,951,883 that was reinvested in the securities shown in the Securities Lending Reinvestment section of the Schedule of Portfolio Investments and $357,395 of collateral in the form of U.S. Government Treasury Securities, interest rates ranging from 0.00% - 5.25%, and maturity dates ranging from June 8, 2023 - November 15, 2052. The total value of collateral is $2,309,278.

(c)  Represents less than 0.05% of net assets.

(d)  Illiquid security.

(e)  Security fair valued as of May 31, 2023 in accordance with procedures approved by the Board of Trustees. Total value of all such securities at May 31, 2023 amounted to $1,167, which represents approximately 0.00% of net assets of the Fund.

(f)  The security was purchased with cash collateral held from securities on loan at May 31, 2023. The total value of securities purchased was $1,951,883.

(g)  The Fund invests in Repurchase Agreements jointly with other funds in the Trust. See "Repurchase Agreements" in the Notes to Financial Statements to view the details of each individual agreement and counterparty as well as a description of the securities subject to repurchase.

Abbreviations

CVR  Contingent Value Rights — No defined expiration

As of May 31, 2023, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investment securities and derivative instruments, if applicable, for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$16,846,655
Aggregate gross unrealized depreciation	(104,883,273)
Net unrealized depreciation	$(88,036,618)
Federal income tax cost	$246,080,243

Futures Contracts Purchased

UltraPro Russell2000 had the following open long futures contracts as of May 31, 2023:

	Number of Contracts	Expiration Date	Trading Currency	Notional Amount	Value and Unrealized Appreciation
Russell 2000 E-Mini Index	64	6/16/2023	USD	$5,605,760	$24,024

See accompanying notes to the financial statements.

PROSHARES TRUST SUMMARY SCHEDULE OF PORTFOLIO INVESTMENTS :: MAY 31, 2023 :: ULTRAPRO RUSSELL2000 URTY :: 109

Swap Agreementsa

UltraPro Russell2000 had the following open non-exchange traded total return swap agreements as of May 31, 2023:

Notional Amount ($)	Termination Date[b]	Counterparty	Rate Paid (Received)[c]	Reference Instrument	Value and Unrealized Depreciation[d] ($)	Financial Instruments for the Benefit of (the Fund)/the Counterparty ($)	Cash Collateral for the Benefit of (the Fund)/the Counterparty ($)	Net Amount[e] ($)
41,492,950	3/6/2025	Bank of America NA	4.93%	Russell 2000® Index	(1,136,394)	1,134,174	2,220	—
40,250,698	11/6/2023	Barclays Capital	5.58%	Russell 2000® Index	(5,499,283)	—	5,499,283	—
37,759,197	2/11/2025	BNP Paribas SA	5.23%	Russell 2000® Index	(222,074)	—	222,074	—
62,549,987	11/6/2023	Citibank NA	5.37%	Russell 2000® Index	(430,029)	—	20,400	(409,629)
40,653,118	3/6/2025	Goldman Sachs International	5.48%	Russell 2000® Index	(761,344)	—	761,344	—
52,195,559	11/6/2023	Morgan Stanley & Co. International plc	5.53%	Russell 2000® Index	(17,607,941)	2,077,135	15,530,806	—
69,398,118	4/8/2024	Societe Generale	5.43%	Russell 2000® Index	(7,473,653)	4,581,358	2,892,295	—
96,759,144	11/7/2024	UBS AG	5.08%	Russell 2000® Index	(5,146,208)	—	5,146,208	—
441,058,771					(38,276,926)
				Total Unrealized Depreciation	(38,276,926)

a  The Fund's Swap Agreements are not accounted for as hedging instruments under ASC 815.

b  Agreements may be terminated at will by either party without penalty. Payment is due at termination/maturity.

c  Reflects the floating financing rate, as of May 31, 2023, on the notional amount of the swap agreement paid to the counterparty or received from the counterparty, excluding any commissions. This amount is included as part of the unrealized appreciation/(depreciation).

d  The Fund discloses amounts due to the Fund from the counterparty (unrealized appreciation on swap agreements) at period end as an asset on its Statement of Assets and Liabilities. Amounts due to the counterparty from the Fund (unrealized depreciation on swap agreements) are disclosed as a liability on its Statement of Assets and Liabilities. The Fund presents these amounts on a gross basis and does not offset or "net" these amounts on its Statement of Assets and Liabilities.

e  Represents the "uncollateralized" amount due from or (to) the counterparty at period end. These amounts could be due to timing differences between the movement of collateral in relation to market movements, or due to agreement provisions allowing minimum "thresholds" that would need to be exceeded prior to the movement of collateral. To the extent that a net amount is due from a counterparty, the Fund would be exposed to the counterparty by such amount and could suffer losses or delays in recovery of that amount in the event of a counterparty default.

Abbreviations

USD  U.S. Dollar

UltraPro Russell2000 invested, as a percentage of net assets, in the following industries, as of May 31, 2023:

Aerospace & Defense	0.8%
Air Freight & Logistics	0.2%
Automobile Components	1.1%
Automobiles	0.1%
Banks	6.2%
Beverages	0.6%
Biotechnology	6.5%
Broadline Retail	0.1%
Building Products	1.2%
Capital Markets	1.3%
Chemicals	1.6%
Commercial Services & Supplies	1.3%

See accompanying notes to the financial statements.

110 :: URTY ULTRAPRO RUSSELL2000 :: MAY 31, 2023 :: SUMMARY SCHEDULE OF PORTFOLIO INVESTMENTS PROSHARES TRUST

Communications Equipment	0.6%
Construction & Engineering	1.4%
Construction Materials	0.2%
Consumer Finance	0.6%
Consumer Staples Distribution & Retail	0.5%
Containers & Packaging	0.3%
Distributors	0.0%*
Diversified Consumer Services	0.8%
Diversified REITs	0.4%
Diversified Telecommunication Services	0.6%
Electric Utilities	0.6%
Electrical Equipment	1.2%
Electronic Equipment, Instruments & Components	2.2%
Energy Equipment & Services	1.5%
Entertainment	0.3%
Financial Services	1.6%
Food Products	1.0%
Gas Utilities	0.9%
Ground Transportation	0.6%
Health Care Equipment & Supplies	3.5%
Health Care Providers & Services	2.1%
Health Care REITs	0.5%
Health Care Technology	0.4%
Hotel & Resort REITs	0.7%
Hotels, Restaurants & Leisure	2.3%
Household Durables	1.6%
Household Products	0.2%
Independent Power and Renewable Electricity Producers	0.4%
Industrial Conglomerates	0.0%*
Industrial REITs	0.6%
Insurance	1.8%
Interactive Media & Services	0.5%
IT Services	0.4%
Leisure Products	0.3%
Life Sciences Tools & Services	0.6%
Machinery	3.0%
Marine Transportation	0.2%
Media	0.6%
Metals & Mining	1.4%
Mortgage Real Estate Investment Trusts (REITs)	0.9%
Multi-Utilities	0.4%
Office REITs	0.3%
Oil, Gas & Consumable Fuels	3.5%
Paper & Forest Products	0.1%
Passenger Airlines	0.3%
Personal Care Products	0.7%
Pharmaceuticals	1.4%
Professional Services	2.0%
Real Estate Management & Development	0.5%
Residential REITs	0.4%
Retail REITs	1.2%
Semiconductors & Semiconductor Equipment	2.5%
Software	4.2%
Specialized REITs	0.4%
Specialty Retail	2.0%

See accompanying notes to the financial statements.

PROSHARES TRUST SUMMARY SCHEDULE OF PORTFOLIO INVESTMENTS :: MAY 31, 2023 :: ULTRAPRO RUSSELL2000 URTY :: 111

Technology Hardware, Storage & Peripherals	0.6%
Textiles, Apparel & Luxury Goods	0.6%
Tobacco	0.1%
Trading Companies & Distributors	1.5%
Water Utilities	0.4%
Wireless Telecommunication Services	0.1%
Other[a]	18.5%
100.0%

*  Amount represents less than 0.05%.

a  Includes any non-equity securities and net other assets (liabilities).

See accompanying notes to the financial statements.

112 :: URTY ULTRAPRO RUSSELL2000 :: MAY 31, 2023 :: SUMMARY SCHEDULE OF PORTFOLIO INVESTMENTS PROSHARES TRUST

	Percentage of Net Assets	Shares	Value
Common Stocks (a) — 85.8%
Abbott Laboratories (Health Care Equipment & Supplies)	0.4%	102,197	$10,424,094
AbbVie, Inc. (Biotechnology)	0.6%	103,578	14,289,621
Accenture plc, Class A (IT Services)	0.5%	36,930	11,297,626
Adobe, Inc.* (Software)	0.5%	26,832	11,210,141
Advanced Micro Devices, Inc.* (Semiconductors & Semiconductor Equipment)	0.5%	94,478	11,168,303
Alphabet, Inc., Class A* (Interactive Media & Services)	1.8%	349,028	42,885,070
Alphabet, Inc., Class C* (Interactive Media & Services)	1.6%	304,193	37,528,290
Amazon.com, Inc.* (Broadline Retail)	2.6%	522,337	62,983,396
Apple, Inc. (Technology Hardware, Storage & Peripherals)	6.5%	871,414	154,458,132
Bank of America Corp. (Banks)	0.5%	408,968	11,365,221
Berkshire Hathaway, Inc., Class B* (Financial Services)	1.4%	105,629	33,915,359
Bristol-Myers Squibb Co. (Pharmaceuticals)	0.3%	124,571	8,027,355
Broadcom, Inc. (Semiconductors & Semiconductor Equipment)	0.8%	24,475	19,774,821
Chevron Corp. (Oil, Gas & Consumable Fuels)	0.7%	104,268	15,704,846
Cisco Systems, Inc. (Communications Equipment)	0.5%	240,751	11,958,102
Coca-Cola Co. (The) (Beverages)	0.6%	227,988	13,601,764
Comcast Corp., Class A (Media)	0.4%	246,469	9,698,555
Costco Wholesale Corp. (Consumer Staples Distribution & Retail)	0.6%	26,013	13,307,210
Danaher Corp. (Life Sciences Tools & Services)	0.4%	38,398	8,816,949
Eli Lilly & Co. (Pharmaceuticals)	0.8%	46,248	19,861,666
Exxon Mobil Corp. (Oil, Gas & Consumable Fuels)	1.0%	241,270	24,652,969
Home Depot, Inc. (The) (Specialty Retail)	0.7%	59,690	16,919,130
Johnson & Johnson (Pharmaceuticals)	1.0%	153,183	23,752,556
JPMorgan Chase & Co. (Banks)	1.0%	171,814	23,316,878
	Percentage of Net Assets	Shares	Value
Common Stocks (a) (continued)
Linde plc (Chemicals)	0.4%	28,838	$10,198,847
Mastercard, Inc., Class A (Financial Services)	0.8%	49,459	18,053,524
McDonald's Corp. (Hotels, Restaurants & Leisure)	0.5%	42,939	12,242,338
Merck & Co., Inc. (Pharmaceuticals)	0.7%	148,495	16,395,333
Meta Platforms, Inc., Class A* (Interactive Media & Services)	1.4%	130,387	34,516,047
Microsoft Corp. (Software)	6.0%	436,125	143,219,089
Netflix, Inc.* (Entertainment)	0.4%	26,157	10,338,031
NextEra Energy, Inc. (Electric Utilities)	0.4%	116,379	8,549,201
NIKE, Inc., Class B (Textiles, Apparel & Luxury Goods)	0.3%	73,007	7,684,717
NVIDIA Corp. (Semiconductors & Semiconductor Equipment)	2.3%	144,141	54,534,306
Oracle Corp. (Software)	0.4%	90,043	9,539,155
PepsiCo, Inc. (Beverages)	0.6%	80,740	14,722,939
Pfizer, Inc. (Pharmaceuticals)	0.5%	328,825	12,501,926
Philip Morris International, Inc. (Tobacco)	0.3%	90,812	8,173,988
Procter & Gamble Co. (The) (Household Products)	0.8%	138,213	19,695,353
Raytheon Technologies Corp. (Aerospace & Defense)	0.3%	85,821	7,907,547
Salesforce, Inc.* (Software)	0.5%	58,560	13,081,133
Tesla, Inc.* (Automobiles)	1.4%	157,543	32,127,744
Texas Instruments, Inc. (Semiconductors & Semiconductor Equipment)	0.4%	53,064	9,226,768
Thermo Fisher Scientific, Inc. (Life Sciences Tools & Services)	0.5%	23,032	11,710,851
UnitedHealth Group, Inc. (Health Care Providers & Services)	1.1%	54,744	26,673,467
Verizon Communications, Inc. (Diversified Telecommunication Services)	0.4%	246,041	8,766,441
Visa, Inc., Class A (Financial Services)	0.9%	95,202	21,042,498
Walmart, Inc. (Consumer Staples Distribution & Retail)	0.5%	82,133	12,062,874
Walt Disney Co. (The)* (Entertainment)	0.4%	106,997	9,411,456
Wells Fargo & Co. (Banks)	0.4%	223,282	8,888,856
Other Common Stocks (b)	37.5%	10,767,524	895,772,106
Total Common Stocks (Cost $2,322,444,982)			2,047,954,589

See accompanying notes to the financial statements.

PROSHARES TRUST SUMMARY SCHEDULE OF PORTFOLIO INVESTMENTS :: MAY 31, 2023 :: ULTRAPRO S&P500® UPRO :: 113

	Percentage of Net Assets	Shares	Value
Securities Lending Reinvestments (c) — 0.0% (d)
Investment Companies — 0.0% (d)
Invesco Government & Agency Portfolio, Institutional Class 5.04% (Cost $294,004)	0.0%	294,004	$294,004

	Principal Amount
Short-Term Investments — 8.0%
Repurchase Agreements (e) — 3.9%
Repurchase Agreements with various counterparties, rates 4.95% - 5.05%, dated 5/31/2023, due 6/1/2023, total to be received $92,157,739 (Cost $92,144,841)	$92,144,841	92,144,841
U.S. Treasury Obligations (a) — 4.1%
U.S. Treasury Bills
4.69%, 7/13/2023 (f)	50,000,000	49,704,527
5.03%, 8/24/2023 (f)	50,000,000	49,399,264
Total U.S. Treasury Obligations (Cost $99,160,712)		99,103,791
Total Short-Term Investments (Cost $191,305,553)		191,248,632
Total Investments — 93.8% (Cost $2,514,044,539)		2,239,497,225
Other assets less liabilities — 6.2%		147,593,669
Net Assets — 100.0%		$2,387,090,894

*  Non-income producing security.

(a)  All or a portion of these securities are segregated in connection with obligations for swaps with a total value of $526,839,019.

(b)  The security or a portion of this security is on loan at May 31, 2023. The total value of securities on loan at May 31, 2023 was $426,191, collateralized in the form of cash with a value of $294,004 that was reinvested in the securities shown in the Securities Lending Reinvestment section of the Schedule of Portfolio Investments and $163,361 of collateral in the form of U.S. Government Treasury Securities, interest rates ranging from 0.00% - 5.25%, and maturity dates ranging from July 15, 2023 - November 15, 2052. The total value of collateral is $457,365.

(c)  The security was purchased with cash collateral held from securities on loan at May 31, 2023. The total value of securities purchased was $294,004.

(d)  Represents less than 0.05% of net assets.

(e)  The Fund invests in Repurchase Agreements jointly with other funds in the Trust. See "Repurchase Agreements" in the Notes to Financial Statements to view the details of each individual agreement and counterparty as well as a description of the securities subject to repurchase.

(f)  The rate shown was the current yield as of May 31, 2023.

As of May 31, 2023, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investment securities and derivative instruments, if applicable, for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$97,849,194
Aggregate gross unrealized depreciation	(395,172,747)
Net unrealized depreciation	$(297,323,553)
Federal income tax cost	$2,538,155,837

Futures Contracts Purchased

UltraPro S&P500® had the following open long futures contracts as of May 31, 2023:

	Number of Contracts	Expiration Date	Trading Currency	Notional Amount	Value and Unrealized Appreciation
S&P 500 E-Mini Index	251	6/16/2023	USD	$52,590,775	$3,383,865

Swap Agreementsa

UltraPro S&P500® had the following open non-exchange traded total return swap agreements as of May 31, 2023:

Notional Amount ($)	Termination Date[b]	Counterparty	Rate Paid (Received)[c]	Reference Instrument	Value and Unrealized Appreciation/ (Depreciation)[d] ($)	Financial Instruments for the Benefit of (the Fund)/the Counterparty ($)	Cash Collateral for the Benefit of (the Fund)/the Counterparty ($)	Net Amount[e] ($)
928,269,186	3/6/2025	Bank of America NA	5.43%	S&P 500®	2,051,047	(2,051,047)	—	—
690,641,670	2/11/2025	BNP Paribas SA	5.68%	S&P 500®	6,004,590	(6,004,577)	(13)	—
597,953,940	3/6/2025	Citibank NA	5.74%	S&P 500®	5,148,261	(5,148,261)	—	—
723,386,459	4/8/2024	Goldman Sachs International	5.68%	S&P 500®	(28,224,379)	17,869,089	10,355,290	—

See accompanying notes to the financial statements.

114 :: UPRO ULTRAPRO S&P500® :: MAY 31, 2023 :: SUMMARY SCHEDULE OF PORTFOLIO INVESTMENTS PROSHARES TRUST

Notional Amount ($)	Termination Date[b]	Counterparty	Rate Paid (Received)[c]	Reference Instrument	Value and Unrealized Appreciation/ (Depreciation)[d] ($)	Financial Instruments for the Benefit of (the Fund)/the Counterparty ($)	Cash Collateral for the Benefit of (the Fund)/the Counterparty ($)	Net Amount[e] ($)
561,522,542	11/7/2023	J.P. Morgan Securities	5.48%	S&P 500®	4,282,284	(4,282,284)	—	—
540,481,278	3/6/2025	Morgan Stanley & Co. International plc	5.63%	S&P 500®	6,055,398	—	(6,055,398)	—
651,104,659	4/8/2024	Societe Generale	5.58%	S&P 500®	(7,300,263)	6,983,896	316,367	—
367,168,807	11/7/2024	UBS AG	5.58%	S&P 500®	9,934,256	(9,934,256)	—	—
5,060,528,541					(2,048,806)
				Total Unrealized Appreciation	33,475,836
				Total Unrealized Depreciation	(35,524,642)

a  The Fund's Swap Agreements are not accounted for as hedging instruments under ASC 815.

b  Agreements may be terminated at will by either party without penalty. Payment is due at termination/maturity.

c  Reflects the floating financing rate, as of May 31, 2023, on the notional amount of the swap agreement paid to the counterparty or received from the counterparty, excluding any commissions. This amount is included as part of the unrealized appreciation/(depreciation).

d  The Fund discloses amounts due to the Fund from the counterparty (unrealized appreciation on swap agreements) at period end as an asset on its Statement of Assets and Liabilities. Amounts due to the counterparty from the Fund (unrealized depreciation on swap agreements) are disclosed as a liability on its Statement of Assets and Liabilities. The Fund presents these amounts on a gross basis and does not offset or "net" these amounts on its Statement of Assets and Liabilities.

e  Represents the "uncollateralized" amount due from or (to) the counterparty at period end. These amounts could be due to timing differences between the movement of collateral in relation to market movements, or due to agreement provisions allowing minimum "thresholds" that would need to be exceeded prior to the movement of collateral. To the extent that a net amount is due from a counterparty, the Fund would be exposed to the counterparty by such amount and could suffer losses or delays in recovery of that amount in the event of a counterparty default.

Abbreviations

USD  U.S. Dollar

UltraPro S&P500® invested, as a percentage of net assets, in the following industries, as of May 31, 2023:

Aerospace & Defense	1.4%
Air Freight & Logistics	0.5%
Automobile Components	0.1%
Automobiles	1.6%
Banks	2.6%
Beverages	1.5%
Biotechnology	1.8%
Broadline Retail	2.7%
Building Products	0.3%
Capital Markets	2.3%
Chemicals	1.4%
Commercial Services & Supplies	0.4%
Communications Equipment	0.8%
Construction & Engineering	0.1%
Construction Materials	0.1%
Consumer Finance	0.4%
Consumer Staples Distribution & Retail	1.6%
Containers & Packaging	0.2%
Distributors	0.1%

See accompanying notes to the financial statements.

PROSHARES TRUST SUMMARY SCHEDULE OF PORTFOLIO INVESTMENTS :: MAY 31, 2023 :: ULTRAPRO S&P500® UPRO :: 115

Diversified Telecommunication Services	0.6%
Electric Utilities	1.5%
Electrical Equipment	0.5%
Electronic Equipment, Instruments & Components	0.5%
Energy Equipment & Services	0.3%
Entertainment	1.2%
Financial Services	3.6%
Food Products	1.0%
Gas Utilities	0.0%*
Ground Transportation	0.7%
Health Care Equipment & Supplies	2.4%
Health Care Providers & Services	2.6%
Health Care REITs	0.2%
Hotel & Resort REITs	0.0%*
Hotels, Restaurants & Leisure	1.8%
Household Durables	0.3%
Household Products	1.2%
Independent Power and Renewable Electricity Producers	0.0%*
Industrial Conglomerates	0.7%
Industrial REITs	0.3%
Insurance	1.8%
Interactive Media & Services	4.8%
IT Services	1.0%
Leisure Products	0.0%*
Life Sciences Tools & Services	1.4%
Machinery	1.4%
Media	0.6%
Metals & Mining	0.3%
Multi-Utilities	0.6%
Office REITs	0.1%
Oil, Gas & Consumable Fuels	3.3%
Passenger Airlines	0.2%
Personal Care Products	0.1%
Pharmaceuticals	3.6%
Professional Services	0.7%
Real Estate Management & Development	0.1%
Residential REITs	0.3%
Retail REITs	0.2%
Semiconductors & Semiconductor Equipment	6.2%
Software	8.9%
Specialized REITs	1.0%
Specialty Retail	1.8%
Technology Hardware, Storage & Peripherals	6.7%
Textiles, Apparel & Luxury Goods	0.4%
Tobacco	0.5%
Trading Companies & Distributors	0.2%
Water Utilities	0.1%
Wireless Telecommunication Services	0.2%
Other[a]	14.2%
100.0%

*  Amount represents less than 0.05%.

a  Includes any non-equity securities and net other assets (liabilities).

See accompanying notes to the financial statements.

116 :: UPRO ULTRAPRO S&P500® :: MAY 31, 2023 :: SUMMARY SCHEDULE OF PORTFOLIO INVESTMENTS PROSHARES TRUST

Investments	Principal Amount	Value
Short-Term Investments — 170.0%
Repurchase Agreements (a) — 92.2%
Repurchase Agreements with various counterparties, rates 4.95% - 5.05%, dated 5/31/2023, due 6/1/2023, total to be received $237,464,280 (Cost $237,431,045)	$237,431,045	$237,431,045
U.S. Treasury Obligations (b) — 77.8%
U.S. Treasury Bills
4.84%, 8/10/2023 (c)	5,457,000	5,402,559
0.00%, 11/30/2023 (c)	200,000,000	194,715,680
Total U.S. Treasury Obligations (Cost $200,097,535)		200,118,239
Total Short-Term Investments (Cost $437,528,580)		437,549,284
Total Investments — 170.0% (Cost $437,528,580)		437,549,284
Liabilities in excess of other assets — (70.0%)		(180,111,577)
Net Assets — 100.0%		$257,437,707

(a)  The Fund invests in Repurchase Agreements jointly with other funds in the Trust. See "Repurchase Agreements" in the Notes to Financial Statements to view the details of each individual agreement and counterparty as well as a description of the securities subject to repurchase.

(b)  All or a portion of these securities are segregated in connection with obligations for swaps with a total value of $6,819,494.

(c)  The rate shown was the current yield as of May 31, 2023.

As of May 31, 2023, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investment securities and derivative instruments, if applicable, for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$25,024
Aggregate gross unrealized depreciation	(57,160,303)
Net unrealized depreciation	$(57,135,279)
Federal income tax cost	$437,528,580

Futures Contracts Sold

UltraPro Short 20+ Year Treasury had the following open short futures contracts as of May 31, 2023:

	Number of Contracts	Expiration Date	Trading Currency	Notional Amount	Value and Unrealized Depreciation
U.S. Treasury Long Bond	75	9/20/2023	USD	$9,635,156	$(40,923)

Swap Agreementsa

UltraPro Short 20+ Year Treasury had the following open non-exchange traded total return swap agreements as of May 31, 2023:

Notional Amount ($)	Termination Date[b]	Counterparty	Rate Paid (Received)[c]	Reference Instrument	Value and Unrealized Depreciation[d] ($)	Financial Instruments for the Benefit of (the Fund)/the Counterparty ($)	Cash Collateral for the Benefit of (the Fund)/the Counterparty ($)	Net Amount[e] ($)
(105,173,139)	11/6/2024	Bank of America NA	(4.78)%	ICE U.S. Treasury 20+ Year Bond Index	(13,308,628)	—	12,200,000	(1,108,628)
(119,334,616)	11/8/2023	Citibank NA	(4.63)%	ICE U.S. Treasury 20+ Year Bond Index	(15,481,516)	—	15,481,516	—
(144,447,643)	11/6/2024	Goldman Sachs International	(4.66)%	ICE U.S. Treasury 20+ Year Bond Index	(9,619,319)	6,819,494	390,000	(2,409,825)
(121,186,697)	11/6/2024	Morgan Stanley & Co. International plc	(4.91)%	ICE U.S. Treasury 20+ Year Bond Index	(13,071,687)	—	13,071,687	—
(59,554,760)	11/6/2024	Societe Generale	(4.80)%	ICE U.S. Treasury 20+ Year Bond Index	(1,215,134)	—	1,215,134	—
(216,127,518)	11/8/2023	UBS AG	(4.63)%	ICE U.S. Treasury 20+ Year Bond Index	(4,418,776)	—	4,418,776	—
(765,824,373)					(57,115,060)
				Total Unrealized Depreciation	(57,115,060)

See accompanying notes to the financial statements.

PROSHARES TRUST SCHEDULE OF PORTFOLIO INVESTMENTS :: MAY 31, 2023 :: ULTRAPRO SHORT 20+ YEAR TREASURY TTT :: 117

a  The Fund's Swap Agreements are not accounted for as hedging instruments under ASC 815.

b  Agreements may be terminated at will by either party without penalty. Payment is due at termination/maturity.

c  Reflects the floating financing rate, as of May 31, 2023, on the notional amount of the swap agreement paid to the counterparty or received from the counterparty, excluding any commissions. This amount is included as part of the unrealized appreciation/(depreciation).

d  The Fund discloses amounts due to the Fund from the counterparty (unrealized appreciation on swap agreements) at period end as an asset on its Statement of Assets and Liabilities. Amounts due to the counterparty from the Fund (unrealized depreciation on swap agreements) are disclosed as a liability on its Statement of Assets and Liabilities. The Fund presents these amounts on a gross basis and does not offset or "net" these amounts on its Statement of Assets and Liabilities.

e  Represents the "uncollateralized" amount due from or (to) the counterparty at period end. These amounts could be due to timing differences between the movement of collateral in relation to market movements, or due to agreement provisions allowing minimum "thresholds" that would need to be exceeded prior to the movement of collateral. To the extent that a net amount is due from a counterparty, the Fund would be exposed to the counterparty by such amount and could suffer losses or delays in recovery of that amount in the event of a counterparty default.

Abbreviations

USD  U.S. Dollar

See accompanying notes to the financial statements.

118 :: TTT ULTRAPRO SHORT 20+ YEAR TREASURY :: MAY 31, 2023 :: SCHEDULE OF PORTFOLIO INVESTMENTS PROSHARES TRUST

Investments	Principal Amount	Value
Short-Term Investments — 87.9%
Repurchase Agreements (a) — 13.2%
Repurchase Agreements with various counterparties, rates 4.95% - 5.05%, dated 5/31/2023, due 6/1/2023, total to be received $92,798,171 (Cost $92,785,185)	$92,785,185	$92,785,185
U.S. Treasury Obligations (b) — 74.7%
U.S. Treasury Bills
4.79%, 7/11/2023 (c)	35,000,000	34,806,333
4.92%, 8/8/2023 (c)	50,000,000	49,531,438
5.12%, 8/15/2023 (c)	25,000,000	24,734,627
5.07%, 8/22/2023 (c)	50,000,000	49,415,276
5.16%, 8/29/2023 (c)	25,000,000	24,679,229
5.10%, 9/5/2023 (c)	25,000,000	24,664,633
5.01%, 9/7/2023 (c)	25,000,000	24,656,818
5.02%, 9/12/2023 (c)	25,000,000	24,637,354
4.76%, 9/21/2023 (c)	75,000,000	73,811,984
4.80%, 9/28/2023 (c)	75,000,000	73,751,740
4.84%, 10/12/2023 (c)	50,000,000	49,034,365
5.32%, 10/26/2023 (c)	25,000,000	24,463,169
5.22%, 11/2/2023 (c)	50,000,000	48,889,114
Total U.S. Treasury Obligations (Cost $527,439,542)		527,076,080
Total Short-Term Investments (Cost $620,224,727)		619,861,265
Total Investments — 87.9% (Cost $620,224,727)		619,861,265
Other assets less liabilities — 12.1%		85,453,949
Net Assets — 100.0%		$705,315,214

(a)  The Fund invests in Repurchase Agreements jointly with other funds in the Trust. See "Repurchase Agreements" in the Notes to Financial Statements to view the details of each individual agreement and counterparty as well as a description of the securities subject to repurchase.

(b)  All or a portion of these securities are segregated in connection with obligations for swaps with a total value of $106,689,274.

(c)  The rate shown was the current yield as of May 31, 2023.

As of May 31, 2023, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investment securities and derivative instruments, if applicable, for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$38,915,430
Aggregate gross unrealized depreciation	(9,617,476)
Net unrealized appreciation	$29,297,954
Federal income tax cost	$620,224,727

Futures Contracts Sold

UltraPro Short Dow30SM had the following open short futures contracts as of May 31, 2023:

	Number of Contracts	Expiration Date	Trading Currency	Notional Amount	Value and Unrealized Appreciation
DJIA CBOT E-Mini Index	158	6/16/2023	USD	$26,053,410	$918,333

See accompanying notes to the financial statements.

PROSHARES TRUST SCHEDULE OF PORTFOLIO INVESTMENTS :: MAY 31, 2023 :: ULTRAPRO SHORT DOW30SM SDOW :: 119

Swap Agreementsa

UltraPro Short Dow30SM had the following open non-exchange traded total return swap agreements as of May 31, 2023:

Notional Amount ($)	Termination Date[b]	Counterparty	Rate Paid (Received)[c]	Reference Instrument	Value and Unrealized Appreciation/ (Depreciation)[d] ($)	Financial Instruments for the Benefit of (the Fund)/the Counterparty ($)	Cash Collateral for the Benefit of (the Fund)/the Counterparty ($)	Net Amount[e] ($)
(163,883,184)	3/6/2025	Bank of America NA	(5.28)%	Dow Jones Industrial AverageSM	5,670,890	(5,214,829)	(5,590)	450,471
(171,484,995)	11/6/2023	Barclays Capital	(5.28)%	Dow Jones Industrial AverageSM	(9,254,014)	—	9,254,014	—
(300,189,239)	2/11/2025	BNP Paribas SA	(5.38)%	Dow Jones Industrial AverageSM	6,126,146	(5,167,287)	—	958,859
(512,974,113)	3/6/2025	Citibank NA	(5.56)%	Dow Jones Industrial AverageSM	10,036,013	(8,709,514)	—	1,326,499
(294,693,558)	11/7/2024	Goldman Sachs International	(5.43)%	Dow Jones Industrial AverageSM	1,588,684	(639,896)	—	948,788
(148,811,197)	3/6/2025	Morgan Stanley & Co. International plc	(4.88)%	Dow Jones Industrial AverageSM	4,742,218	(4,346,353)	—	395,865
(210,283,845)	3/6/2025	Societe Generale	(5.18)%	Dow Jones Industrial AverageSM	5,138,724	(4,630,148)	—	508,576
(287,642,270)	11/7/2024	UBS AG	(4.93)%	Dow Jones Industrial AverageSM	4,694,422	(3,828,998)	(13)	865,411
(2,089,962,401)					28,743,083
				Total Unrealized Appreciation	37,997,097
				Total Unrealized Depreciation	(9,254,014)

a  The Fund's Swap Agreements are not accounted for as hedging instruments under ASC 815.

b  Agreements may be terminated at will by either party without penalty. Payment is due at termination/maturity.

c  Reflects the floating financing rate, as of May 31, 2023, on the notional amount of the swap agreement paid to the counterparty or received from the counterparty, excluding any commissions. This amount is included as part of the unrealized appreciation/(depreciation).

d  The Fund discloses amounts due to the Fund from the counterparty (unrealized appreciation on swap agreements) at period end as an asset on its Statement of Assets and Liabilities. Amounts due to the counterparty from the Fund (unrealized depreciation on swap agreements) are disclosed as a liability on its Statement of Assets and Liabilities. The Fund presents these amounts on a gross basis and does not offset or "net" these amounts on its Statement of Assets and Liabilities.

e  Represents the "uncollateralized" amount due from or (to) the counterparty at period end. These amounts could be due to timing differences between the movement of collateral in relation to market movements, or due to agreement provisions allowing minimum "thresholds" that would need to be exceeded prior to the movement of collateral. To the extent that a net amount is due from a counterparty, the Fund would be exposed to the counterparty by such amount and could suffer losses or delays in recovery of that amount in the event of a counterparty default.

Abbreviations

USD  U.S. Dollar

See accompanying notes to the financial statements.

120 :: SDOW ULTRAPRO SHORT DOW30SM :: MAY 31, 2023 :: SCHEDULE OF PORTFOLIO INVESTMENTS PROSHARES TRUST

Investments	Principal Amount	Value
Short-Term Investments — 62.8%
Repurchase Agreements (a) — 62.8%
Repurchase Agreements with various counterparties, rates 4.95% - 5.05%, dated 5/31/2023, due 6/1/2023, total to be received $5,540,315 (Cost $5,539,537)	$5,539,537	$5,539,537
Total Investments — 62.8% (Cost $5,539,537)		5,539,537
Other assets less liabilities — 37.2%		3,281,646
Net Assets — 100.0%		$8,821,183

(a)  The Fund invests in Repurchase Agreements jointly with other funds in the Trust. See "Repurchase Agreements" in the Notes to Financial Statements to view the details of each individual agreement and counterparty as well as a description of the securities subject to repurchase.

As of May 31, 2023, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investment securities and derivative instruments, if applicable, for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$906,324
Aggregate gross unrealized depreciation	(858,173)
Net unrealized appreciation	$48,151
Federal income tax cost	$5,539,537

Futures Contracts Sold

UltraPro Short MidCap400 had the following open short futures contracts as of May 31, 2023:

	Number of Contracts	Expiration Date	Trading Currency	Notional Amount	Value and Unrealized Appreciation
S&P Midcap 400 E-Mini Index	2	6/16/2023	USD	$481,800	$3,646

Swap Agreementsa

UltraPro Short MidCap400 had the following open non-exchange traded total return swap agreements as of May 31, 2023:

Notional Amount ($)	Termination Date[b]	Counterparty	Rate Paid (Received)[c]	Reference Instrument	Value and Unrealized Appreciation/ (Depreciation)[d] ($)	Financial Instruments for the Benefit of (the Fund)/the Counterparty ($)	Cash Collateral for the Benefit of (the Fund)/the Counterparty ($)	Net Amount[e] ($)
(1,451,222)	3/6/2024	Bank of America NA	(5.18)%	S&P MidCap 400®	(238,572)	—	238,572	—
(5,328,367)	2/11/2025	BNP Paribas SA	(5.23)%	S&P MidCap 400®	52,227	—	—	52,227
(7,768,731)	4/8/2024	Citibank NA	(5.28)%	S&P MidCap 400®	(619,601)	—	619,601	—
(6,339,169)	3/6/2025	Morgan Stanley & Co. International plc	(4.88)%	S&P MidCap 400®	195,942	—	(42,000)	153,942
(5,097,327)	11/14/2024	Societe Generale	(4.81)%	S&P MidCap 400®	654,509	(518,687)	—	135,822
(25,984,816)					44,505
				Total Unrealized Appreciation	902,678
				Total Unrealized Depreciation	(858,173)

a  The Fund's Swap Agreements are not accounted for as hedging instruments under ASC 815.

b  Agreements may be terminated at will by either party without penalty. Payment is due at termination/maturity.

c  Reflects the floating financing rate, as of May 31, 2023, on the notional amount of the swap agreement paid to the counterparty or received from the counterparty, excluding any commissions. This amount is included as part of the unrealized appreciation/(depreciation).

See accompanying notes to the financial statements.

PROSHARES TRUST SCHEDULE OF PORTFOLIO INVESTMENTS :: MAY 31, 2023 :: ULTRAPRO SHORT MIDCAP400 SMDD :: 121

d  The Fund discloses amounts due to the Fund from the counterparty (unrealized appreciation on swap agreements) at period end as an asset on its Statement of Assets and Liabilities. Amounts due to the counterparty from the Fund (unrealized depreciation on swap agreements) are disclosed as a liability on its Statement of Assets and Liabilities. The Fund presents these amounts on a gross basis and does not offset or "net" these amounts on its Statement of Assets and Liabilities.

e  Represents the "uncollateralized" amount due from or (to) the counterparty at period end. These amounts could be due to timing differences between the movement of collateral in relation to market movements, or due to agreement provisions allowing minimum "thresholds" that would need to be exceeded prior to the movement of collateral. To the extent that a net amount is due from a counterparty, the Fund would be exposed to the counterparty by such amount and could suffer losses or delays in recovery of that amount in the event of a counterparty default.

Abbreviations

USD  U.S. Dollar

See accompanying notes to the financial statements.

122 :: SMDD ULTRAPRO SHORT MIDCAP400 :: MAY 31, 2023 :: SCHEDULE OF PORTFOLIO INVESTMENTS PROSHARES TRUST

Investments	Principal Amount	Value
Short-Term Investments — 159.4%
Repurchase Agreements (a) — 13.3%
Repurchase Agreements with various counterparties, rates 4.95% - 5.05%, dated 5/31/2023, due 6/1/2023, total to be received $626,560,415 (Cost $626,472,725)	$626,472,725	$626,472,725
U.S. Treasury Obligations (b) — 146.1%
U.S. Treasury Bills
5.05%, 7/5/2023 (c)	179,049,000	178,231,392
4.66%, 7/6/2023 (c)	293,355,000	291,978,168
4.79%, 7/11/2023 (c)	300,000,000	298,340,001
4.72%, 7/13/2023 (c)	175,000,000	173,965,844
4.97%, 7/18/2023 (c)	100,000,000	99,337,104
4.72%, 7/20/2023 (c)	125,000,000	124,138,246
4.87%, 7/25/2023 (c)	100,000,000	99,227,125
4.97%, 7/27/2023 (c)	100,000,000	99,195,104
5.07%, 8/1/2023 (c)	100,000,000	99,137,528
5.03%, 8/3/2023 (c)	175,000,000	173,427,789
4.92%, 8/8/2023 (c)	250,000,000	247,657,187
5.05%, 8/10/2023 (c)	150,000,000	148,503,567
5.12%, 8/15/2023 (c)	200,000,000	197,877,014
5.06%, 8/17/2023 (c)	200,000,000	197,830,632
5.07%, 8/22/2023 (c)	100,000,000	98,830,551
5.20%, 8/24/2023 (c)	375,000,000	370,494,480
5.16%, 8/29/2023 (c)	200,000,000	197,433,834
5.07%, 8/31/2023 (c)	75,000,000	74,004,972
5.10%, 9/5/2023 (c)	200,000,000	197,317,066
4.93%, 9/7/2023 (c)	200,000,000	197,254,548
5.05%, 9/12/2023 (c)	250,000,000	246,373,543
4.66%, 9/14/2023 (c)	100,000,000	98,524,167
5.26%, 9/19/2023 (c)	225,000,000	221,433,595
4.76%, 9/21/2023 (c)	400,000,000	393,663,912
5.35%, 9/26/2023 (c)	200,000,000	196,589,016
4.80%, 9/28/2023 (c)	200,000,000	196,671,306
5.20%, 10/5/2023 (c)	200,000,000	196,363,500
4.84%, 10/12/2023 (c)	150,000,000	147,103,094
Investments	Principal Amount	Value
U.S. Treasury Obligations (b) (continued)
5.27%, 10/19/2023 (c)	$200,000,000	$195,941,944
5.33%, 10/26/2023 (c)	200,000,000	195,705,354
5.22%, 11/2/2023 (c)	75,000,000	73,333,672
5.21%, 11/9/2023 (c)	250,000,000	244,092,940
5.24%, 11/16/2023 (c)	250,000,000	243,921,375
5.36%, 11/24/2023 (c)	200,000,000	194,915,392
1.60%, 11/30/2023 (c)	300,000,000	292,073,520
4.54%, 12/28/2023 (c)	100,000,000	97,364,062
4.78%, 1/25/2024 (c)	100,000,000	96,848,979
Total U.S. Treasury Obligations (Cost $6,898,175,239)		6,895,101,523
Total Short-Term Investments (Cost $7,524,647,964)		7,521,574,248
Total Investments — 159.4% (Cost $7,524,647,964)		7,521,574,248
Liabilities in excess of other assets — (59.4%)		(2,803,399,261)
Net Assets — 100.0%		$4,718,174,987

(a)  The Fund invests in Repurchase Agreements jointly with other funds in the Trust. See "Repurchase Agreements" in the Notes to Financial Statements to view the details of each individual agreement and counterparty as well as a description of the securities subject to repurchase.

(b)  All or a portion of these securities are segregated in connection with obligations for swaps with a total value of $3,793,760,737.

(c)  The rate shown was the current yield as of May 31, 2023.

As of May 31, 2023, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investment securities and derivative instruments, if applicable, for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$43,075
Aggregate gross unrealized depreciation	(2,959,572,086)
Net unrealized depreciation	$(2,959,529,011)
Federal income tax cost	$7,524,647,964

Futures Contracts Sold

UltraPro Short QQQ had the following open short futures contracts as of May 31, 2023:

	Number of Contracts	Expiration Date	Trading Currency	Notional Amount	Value and Unrealized Depreciation
NASDAQ 100 E-Mini Index	797	6/16/2023	USD	$227,949,970	$(13,781,440)

See accompanying notes to the financial statements.

PROSHARES TRUST SCHEDULE OF PORTFOLIO INVESTMENTS :: MAY 31, 2023 :: ULTRAPRO SHORT QQQ SQQQ :: 123

Swap Agreementsa

UltraPro Short QQQ had the following open non-exchange traded total return swap agreements as of May 31, 2023:

Notional Amount ($)	Termination Date[b]	Counterparty	Rate Paid (Received)[c]	Reference Instrument	Value and Unrealized Depreciation[d] ($)	Financial Instruments for the Benefit of (the Fund)/the Counterparty ($)	Cash Collateral for the Benefit of (the Fund)/the Counterparty ($)	Net Amount[e] ($)
(2,459,101,353)	11/14/2024	Bank of America NA	(5.38)%	NASDAQ-100 Index®	(387,422,148)	387,422,148	—	—
(1,586,237,898)	11/6/2023	Barclays Capital	(5.28)%	NASDAQ-100 Index®	(428,780,433)	—	428,780,433	—
(1,507,769,132)	11/14/2024	BNP Paribas SA	(5.43)%	NASDAQ-100 Index®	(324,872,802)	324,872,802	—	—
(2,500,652,025)	11/6/2023	Citibank NA	(5.56)%	NASDAQ-100 Index®	(631,951,800)	631,951,800	—	—
(1,681,455,219)	11/6/2023	Goldman Sachs International	(5.43)%	NASDAQ-100 Index®	(444,858,414)	444,858,414	—	—
(1,028,717,675)	11/7/2023	J.P. Morgan Securities	(5.23)%	NASDAQ-100 Index®	(63,936,046)	63,936,046	—	—
(537,878,086)	3/6/2024	Morgan Stanley & Co. International plc	(4.88)%	NASDAQ-100 Index®	(180,258,912)	179,346,912	912,000	—
(1,486,045,899)	11/6/2023	Societe Generale	(5.63)%	NASDAQ-100 Index®	(322,798,779)	322,798,779	—	—
(1,139,909,612)	11/6/2023	UBS AG	(5.23)%	NASDAQ-100 Index®	(157,794,521)	151,434,521	6,360,000	—
(13,927,766,899)					(2,942,673,855)
				Total Unrealized Depreciation	(2,942,673,855)

a  The Fund's Swap Agreements are not accounted for as hedging instruments under ASC 815.

b  Agreements may be terminated at will by either party without penalty. Payment is due at termination/maturity.

c  Reflects the floating financing rate, as of May 31, 2023, on the notional amount of the swap agreement paid to the counterparty or received from the counterparty, excluding any commissions. This amount is included as part of the unrealized appreciation/(depreciation).

d  The Fund discloses amounts due to the Fund from the counterparty (unrealized appreciation on swap agreements) at period end as an asset on its Statement of Assets and Liabilities. Amounts due to the counterparty from the Fund (unrealized depreciation on swap agreements) are disclosed as a liability on its Statement of Assets and Liabilities. The Fund presents these amounts on a gross basis and does not offset or "net" these amounts on its Statement of Assets and Liabilities.

e  Represents the "uncollateralized" amount due from or (to) the counterparty at period end. These amounts could be due to timing differences between the movement of collateral in relation to market movements, or due to agreement provisions allowing minimum "thresholds" that would need to be exceeded prior to the movement of collateral. To the extent that a net amount is due from a counterparty, the Fund would be exposed to the counterparty by such amount and could suffer losses or delays in recovery of that amount in the event of a counterparty default.

Abbreviations

USD  U.S. Dollar

See accompanying notes to the financial statements.

124 :: SQQQ ULTRAPRO SHORT QQQ :: MAY 31, 2023 :: SCHEDULE OF PORTFOLIO INVESTMENTS PROSHARES TRUST

Investments	Principal Amount	Value
Short-Term Investments — 75.9%
Repurchase Agreements (a) — 65.4%
Repurchase Agreements with various counterparties, rates 4.95% - 5.05%, dated 5/31/2023, due 6/1/2023, total to be received $153,162,491 (Cost $153,141,055)	$153,141,055	$153,141,055
U.S. Treasury Obligations (b) — 10.5%
U.S. Treasury Bills
4.68%, 9/7/2023 (c) (Cost $24,689,326)	25,000,000	24,656,819
Total Short-Term Investments (Cost $177,830,381)		177,797,874
Total Investments — 75.9% (Cost $177,830,381)		177,797,874
Other assets less liabilities — 24.1%		56,519,198
Net Assets — 100.0%		$234,317,072

(a)  The Fund invests in Repurchase Agreements jointly with other funds in the Trust. See "Repurchase Agreements" in the Notes to Financial Statements to view the details of each individual agreement and counterparty as well as a description of the securities subject to repurchase.

(b)  All or a portion of these securities are segregated in connection with obligations for swaps with a total value of $23,255,073.

(c)  The rate shown was the current yield as of May 31, 2023.

As of May 31, 2023, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investment securities and derivative instruments, if applicable, for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$18,997,144
Aggregate gross unrealized depreciation	(23,379,438)
Net unrealized depreciation	$(4,382,294)
Federal income tax cost	$177,830,381

Futures Contracts Sold

UltraPro Short Russell2000 had the following open short futures contracts as of May 31, 2023:

	Number of Contracts	Expiration Date	Trading Currency	Notional Amount	Value and Unrealized Appreciation
Russell 2000 E-Mini Index	126	6/16/2023	USD	$11,036,340	$304,847

Swap Agreementsa

UltraPro Short Russell2000 had the following open non-exchange traded total return swap agreements as of May 31, 2023:

Notional Amount ($)	Termination Date[b]	Counterparty	Rate Paid (Received)[c]	Reference Instrument	Value and Unrealized Appreciation/ (Depreciation)[d] ($)	Financial Instruments for the Benefit of (the Fund)/the Counterparty ($)	Cash Collateral for the Benefit of (the Fund)/the Counterparty ($)	Net Amount[e] ($)
(55,075,483)	11/14/2024	Bank of America NA	(4.43)%	Russell 2000® Index	2,483,539	(2,464,388)	(19,151)	—
(214,001,441)	11/6/2023	Barclays Capital	(5.18)%	Russell 2000® Index	(4,519,966)	—	4,519,966	—
(101,051,036)	11/14/2024	BNP Paribas SA	(4.93)%	Russell 2000® Index	3,533,121	(2,540,967)	(508)	991,646
(48,820,484)	11/6/2023	Citibank NA	(4.89)%	Russell 2000® Index	6,479,994	(6,070,179)	—	409,815
(75,254,196)	11/6/2023	Goldman Sachs International	(5.08)%	Russell 2000® Index	5,996,015	(5,308,847)	—	687,168
(33,666,765)	3/6/2024	Morgan Stanley & Co. International plc	(4.78)%	Russell 2000® Index	199,627	—	(139,000)	60,627
(123,892,717)	3/6/2024	Societe Generale	(4.73)%	Russell 2000® Index	(128,666)	—	128,666	—

See accompanying notes to the financial statements.

PROSHARES TRUST SCHEDULE OF PORTFOLIO INVESTMENTS :: MAY 31, 2023 :: ULTRAPRO SHORT RUSSELL2000 SRTY :: 125

Notional Amount ($)	Termination Date[b]	Counterparty	Rate Paid (Received)[c]	Reference Instrument	Value and Unrealized Appreciation/ (Depreciation)[d] ($)	Financial Instruments for the Benefit of (the Fund)/the Counterparty ($)	Cash Collateral for the Benefit of (the Fund)/the Counterparty ($)	Net Amount[e] ($)
(40,177,307)	11/6/2023	UBS AG	(4.58)%	Russell 2000® Index	(18,698,298)	16,748,298	1,950,000	—
(691,939,429)					(4,654,634)
				Total Unrealized Appreciation	18,692,296
				Total Unrealized Depreciation	(23,346,930)

a  The Fund's Swap Agreements are not accounted for as hedging instruments under ASC 815.

b  Agreements may be terminated at will by either party without penalty. Payment is due at termination/maturity.

c  Reflects the floating financing rate, as of May 31, 2023, on the notional amount of the swap agreement paid to the counterparty or received from the counterparty, excluding any commissions. This amount is included as part of the unrealized appreciation/(depreciation).

d  The Fund discloses amounts due to the Fund from the counterparty (unrealized appreciation on swap agreements) at period end as an asset on its Statement of Assets and Liabilities. Amounts due to the counterparty from the Fund (unrealized depreciation on swap agreements) are disclosed as a liability on its Statement of Assets and Liabilities. The Fund presents these amounts on a gross basis and does not offset or "net" these amounts on its Statement of Assets and Liabilities.

e  Represents the "uncollateralized" amount due from or (to) the counterparty at period end. These amounts could be due to timing differences between the movement of collateral in relation to market movements, or due to agreement provisions allowing minimum "thresholds" that would need to be exceeded prior to the movement of collateral. To the extent that a net amount is due from a counterparty, the Fund would be exposed to the counterparty by such amount and could suffer losses or delays in recovery of that amount in the event of a counterparty default.

Abbreviations

USD  U.S. Dollar

See accompanying notes to the financial statements.

126 :: SRTY ULTRAPRO SHORT RUSSELL2000 :: MAY 31, 2023 :: SCHEDULE OF PORTFOLIO INVESTMENTS PROSHARES TRUST

Investments	Principal Amount	Value
Short-Term Investments — 115.2%
Repurchase Agreements (a) — 20.0%
Repurchase Agreements with various counterparties, rates 4.95% - 5.05%, dated 5/31/2023, due 6/1/2023, total to be received $269,325,335 (Cost $269,287,640)	$269,287,640	$269,287,640
U.S. Treasury Obligations (b) — 95.2%
U.S. Treasury Bills
4.79%, 7/11/2023 (c)	50,000,000	49,723,333
4.71%, 7/13/2023 (c)	100,000,000	99,409,054
4.72%, 7/20/2023 (c)	50,000,000	49,655,298
4.88%, 8/3/2023 (c)	25,000,000	24,775,398
4.92%, 8/8/2023 (c)	50,000,000	49,531,438
4.84%, 8/10/2023 (c)	50,000,000	49,501,189
5.12%, 8/15/2023 (c)	50,000,000	49,469,254
5.15%, 8/17/2023 (c)	25,000,000	24,728,829
5.07%, 8/22/2023 (c)	50,000,000	49,415,276
5.24%, 8/24/2023 (c)	25,000,000	24,699,632
5.16%, 8/29/2023 (c)	25,000,000	24,679,229
5.07%, 8/31/2023 (c)	25,000,000	24,668,324
5.10%, 9/5/2023 (c)	25,000,000	24,664,633
5.01%, 9/7/2023 (c)	25,000,000	24,656,818
5.02%, 9/12/2023 (c)	25,000,000	24,637,354
4.66%, 9/14/2023 (c)	75,000,000	73,893,125
5.23%, 9/19/2023 (c)	50,000,000	49,207,466
4.75%, 9/21/2023 (c)	200,000,000	196,831,956
4.80%, 9/28/2023 (c)	75,000,000	73,751,740
4.84%, 10/12/2023 (c)	50,000,000	49,034,365
5.32%, 10/26/2023 (c)	50,000,000	48,926,339
5.22%, 11/2/2023 (c)	50,000,000	48,889,114
5.20%, 11/9/2023 (c)	50,000,000	48,818,588
5.26%, 11/16/2023 (c)	25,000,000	24,392,138
5.36%, 11/24/2023 (c)	50,000,000	48,728,848
0.00%, 11/30/2023 (c)	25,000,000	24,339,460
Total U.S. Treasury Obligations (Cost $1,281,902,259)		1,281,028,198
Total Short-Term Investments (Cost $1,551,189,899)		1,550,315,838
Total Investments — 115.2% (Cost $1,551,189,899)		1,550,315,838
Liabilities in excess of other assets — (15.2%)		(204,366,871)
Net Assets — 100.0%		$1,345,948,967
(a)  The Fund invests in Repurchase Agreements jointly with other funds in the Trust. See "Repurchase Agreements" in the Notes to Financial Statements to view the details of each individual agreement and counterparty as well as a description of the securities subject to repurchase.

(b)  All or a portion of these securities are segregated in connection with obligations for swaps with a total value of $504,641,814.

(c)  The rate shown was the current yield as of May 31, 2023.

As of May 31, 2023, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investment securities and derivative instruments, if applicable, for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$9,561
Aggregate gross unrealized depreciation	(216,222,682)
Net unrealized depreciation	$(216,213,121)
Federal income tax cost	$1,551,189,899

Futures Contracts Sold

UltraPro Short S&P500® had the following open short futures contracts as of May 31, 2023:

	Number of Contracts	Expiration Date	Trading Currency	Notional Amount	Value and Unrealized Depreciation
S&P 500 E-Mini Index	309	6/16/2023	USD	$64,743,225	$(1,246,967)

See accompanying notes to the financial statements.

PROSHARES TRUST SCHEDULE OF PORTFOLIO INVESTMENTS :: MAY 31, 2023 :: ULTRAPRO SHORT S&P500® SPXU :: 127

Swap Agreementsa

UltraPro Short S&P500® had the following open non-exchange traded total return swap agreements as of May 31, 2023:

Notional Amount ($)	Termination Date[b]	Counterparty	Rate Paid (Received)[c]	Reference Instrument	Value and Unrealized Depreciation[d] ($)	Financial Instruments for the Benefit of (the Fund)/the Counterparty ($)	Cash Collateral for the Benefit of (the Fund)/the Counterparty ($)	Net Amount[e] ($)
(651,305,291)	3/6/2025	Bank of America NA	(5.13)%	S&P 500®	(2,213,204)	—	2,213,204	—
(379,666,498)	3/6/2024	BNP Paribas SA	(5.38)%	S&P 500®	(42,113,248)	42,113,248	—	—
(650,176,736)	4/8/2024	Citibank NA	(5.56)%	S&P 500®	(96,431,512)	96,431,512	—	—
(567,303,247)	11/7/2024	Goldman Sachs International	(5.43)%	S&P 500®	(32,272,151)	32,272,151	—	—
(556,067,864)	11/7/2023	J.P. Morgan Securities	(5.23)%	S&P 500®	(4,821,088)	4,821,088	—	—
(223,349,216)	3/6/2025	Morgan Stanley & Co. International plc	(4.88)%	S&P 500®	(3,350,589)	—	3,350,589	—
(595,316,468)	11/14/2024	Societe Generale	(5.28)%	S&P 500®	(17,249,170)	17,249,170	—	—
(350,184,017)	11/7/2024	UBS AG	(5.23)%	S&P 500®	(15,641,131)	15,641,131	—	—
(3,973,369,337)					(214,092,093)
				Total Unrealized Depreciation	(214,092,093)

a  The Fund's Swap Agreements are not accounted for as hedging instruments under ASC 815.

b  Agreements may be terminated at will by either party without penalty. Payment is due at termination/maturity.

c  Reflects the floating financing rate, as of May 31, 2023, on the notional amount of the swap agreement paid to the counterparty or received from the counterparty, excluding any commissions. This amount is included as part of the unrealized appreciation/(depreciation).

d  The Fund discloses amounts due to the Fund from the counterparty (unrealized appreciation on swap agreements) at period end as an asset on its Statement of Assets and Liabilities. Amounts due to the counterparty from the Fund (unrealized depreciation on swap agreements) are disclosed as a liability on its Statement of Assets and Liabilities. The Fund presents these amounts on a gross basis and does not offset or "net" these amounts on its Statement of Assets and Liabilities.

e  Represents the "uncollateralized" amount due from or (to) the counterparty at period end. These amounts could be due to timing differences between the movement of collateral in relation to market movements, or due to agreement provisions allowing minimum "thresholds" that would need to be exceeded prior to the movement of collateral. To the extent that a net amount is due from a counterparty, the Fund would be exposed to the counterparty by such amount and could suffer losses or delays in recovery of that amount in the event of a counterparty default.

Abbreviations

USD  U.S. Dollar

See accompanying notes to the financial statements.

128 :: SPXU ULTRAPRO SHORT S&P500® :: MAY 31, 2023 :: SCHEDULE OF PORTFOLIO INVESTMENTS PROSHARES TRUST

Investments	Principal Amount	Value
Short-Term Investments — 75.0%
Repurchase Agreements (a) — 75.0%
Repurchase Agreements with various counterparties, rates 4.95% - 5.05%, dated 5/31/2023, due 6/1/2023, total to be received $24,235,436 (Cost $24,232,045)	$24,232,045	$24,232,045
Total Investments — 75.0% (Cost $24,232,045)		24,232,045
Other assets less liabilities — 25.0%		8,094,845
Net Assets — 100.0%		$32,326,890

(a)  The Fund invests in Repurchase Agreements jointly with other funds in the Trust. See "Repurchase Agreements" in the Notes to Financial Statements to view the details of each individual agreement and counterparty as well as a description of the securities subject to repurchase.

As of May 31, 2023, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investment securities and derivative instruments, if applicable, for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$6,686,451
Aggregate gross unrealized depreciation	(806,731)
Net unrealized appreciation	$5,879,720
Federal income tax cost	$24,232,045

Futures Contracts Sold

UltraShort 7-10 Year Treasury had the following open short futures contracts as of May 31, 2023:

	Number of Contracts	Expiration Date	Trading Currency	Notional Amount	Value and Unrealized Depreciation
U.S. Treasury 10 Year Note	5	9/20/2023	USD	$572,188	$(5,634)

Swap Agreementsa

UltraShort 7-10 Year Treasury had the following open non-exchange traded total return swap agreements as of May 31, 2023:

Notional Amount ($)	Termination Date[b]	Counterparty	Rate Paid (Received)[c]	Reference Instrument	Value and Unrealized Appreciation/ (Depreciation)[d] ($)	Financial Instruments for the Benefit of (the Fund)/the Counterparty ($)	Cash Collateral for the Benefit of (the Fund)/the Counterparty ($)	Net Amount[e] ($)
(6,799,258)	11/6/2024	Bank of America NA	(4.59)%	ICE U.S. Treasury 7-10 Year Bond Index	(584,142)	—	480,000	(104,142)
(3,516,324)	11/8/2023	Citibank NA	(4.61)%	ICE U.S. Treasury 7-10 Year Bond Index	(216,955)	—	216,955	—
(2,003,741)	11/6/2024	Goldman Sachs International	(4.86)%	ICE U.S. Treasury 7-10 Year Bond Index	649,286	(572,224)	—	77,062
(51,704,890)	11/6/2024	Societe Generale	(4.80)%	ICE U.S. Treasury 7-10 Year Bond Index	6,037,165	(6,037,165)	—	—
(64,024,213)					5,885,354
				Total Unrealized Appreciation	6,686,451
				Total Unrealized Depreciation	(801,097)

a  The Fund's Swap Agreements are not accounted for as hedging instruments under ASC 815.

b  Agreements may be terminated at will by either party without penalty. Payment is due at termination/maturity.

c  Reflects the floating financing rate, as of May 31, 2023, on the notional amount of the swap agreement paid to the counterparty or received from the counterparty, excluding any commissions. This amount is included as part of the unrealized appreciation/(depreciation).

See accompanying notes to the financial statements.

PROSHARES TRUST SCHEDULE OF PORTFOLIO INVESTMENTS :: MAY 31, 2023 :: ULTRASHORT 7-10 YEAR TREASURY PST :: 129

d  The Fund discloses amounts due to the Fund from the counterparty (unrealized appreciation on swap agreements) at period end as an asset on its Statement of Assets and Liabilities. Amounts due to the counterparty from the Fund (unrealized depreciation on swap agreements) are disclosed as a liability on its Statement of Assets and Liabilities. The Fund presents these amounts on a gross basis and does not offset or "net" these amounts on its Statement of Assets and Liabilities.

e  Represents the "uncollateralized" amount due from or (to) the counterparty at period end. These amounts could be due to timing differences between the movement of collateral in relation to market movements, or due to agreement provisions allowing minimum "thresholds" that would need to be exceeded prior to the movement of collateral. To the extent that a net amount is due from a counterparty, the Fund would be exposed to the counterparty by such amount and could suffer losses or delays in recovery of that amount in the event of a counterparty default.

Abbreviations

USD  U.S. Dollar

See accompanying notes to the financial statements.

130 :: PST ULTRASHORT 7-10 YEAR TREASURY :: MAY 31, 2023 :: SCHEDULE OF PORTFOLIO INVESTMENTS PROSHARES TRUST

Investments	Principal Amount	Value
Short-Term Investments — 114.9%
Repurchase Agreements (a) — 23.3%
Repurchase Agreements with various counterparties, rates 4.95% - 5.05%, dated 5/31/2023, due 6/1/2023, total to be received $123,681,309 (Cost $123,664,001)	$123,664,001	$123,664,001
U.S. Treasury Obligations (b) — 91.6%
U.S. Treasury Bills
4.79%, 7/11/2023 (c)	25,000,000	24,861,667
4.92%, 8/8/2023 (c)	25,000,000	24,765,719
5.12%, 8/15/2023 (c)	25,000,000	24,734,627
5.07%, 8/31/2023 (c)	25,000,000	24,668,324
4.66%, 9/14/2023 (c)	100,000,000	98,524,167
5.23%, 9/19/2023 (c)	50,000,000	49,207,466
4.76%, 9/21/2023 (c)	75,000,000	73,811,983
4.80%, 9/28/2023 (c)	50,000,000	49,167,826
4.84%, 10/12/2023 (c)	50,000,000	49,034,365
5.32%, 10/26/2023 (c)	20,000,000	19,570,535
5.22%, 11/2/2023 (c)	25,000,000	24,444,557
5.20%, 11/9/2023 (c)	25,000,000	24,409,294
Total U.S. Treasury Obligations (Cost $487,677,535)		487,200,530
Total Short-Term Investments (Cost $611,341,536)		610,864,531
Total Investments — 114.9% (Cost $611,341,536)		610,864,531
Liabilities in excess of other assets — (14.9%)		(79,131,889)
Net Assets — 100.0%		$531,732,642

(a)  The Fund invests in Repurchase Agreements jointly with other funds in the Trust. See "Repurchase Agreements" in the Notes to Financial Statements to view the details of each individual agreement and counterparty as well as a description of the securities subject to repurchase.

(b)  All or a portion of these securities are segregated in connection with obligations for swaps with a total value of $130,097,665.

(c)  The rate shown was the current yield as of May 31, 2023.

As of May 31, 2023, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investment securities and derivative instruments, if applicable, for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$9,955,259
Aggregate gross unrealized depreciation	(101,126,635)
Net unrealized depreciation	$(91,171,376)
Federal income tax cost	$611,341,536

Futures Contracts Sold

UltraShort 20+ Year Treasury had the following open short futures contracts as of May 31, 2023:

	Number of Contracts	Expiration Date	Trading Currency	Notional Amount	Value and Unrealized Depreciation
U.S. Treasury Long Bond	148	9/20/2023	USD	$19,013,375	$(185,155)

See accompanying notes to the financial statements.

PROSHARES TRUST SCHEDULE OF PORTFOLIO INVESTMENTS :: MAY 31, 2023 :: ULTRASHORT 20+ YEAR TREASURY TBT :: 131

Swap Agreementsa

UltraShort 20+ Year Treasury had the following open non-exchange traded total return swap agreements as of May 31, 2023:

Notional Amount ($)	Termination Date[b]	Counterparty	Rate Paid (Received)[c]	Reference Instrument	Value and Unrealized Appreciation/ (Depreciation)[d] ($)	Financial Instruments for the Benefit of (the Fund)/the Counterparty ($)	Cash Collateral for the Benefit of (the Fund)/the Counterparty ($)	Net Amount[e] ($)
(205,398,739)	11/6/2024	Bank of America NA	(4.78)%	ICE U.S. Treasury 20+ Year Bond Index	4,158,842	(4,158,834)	(8)	—
(235,164,702)	11/8/2023	Citibank NA	(4.63)%	ICE U.S. Treasury 20+ Year Bond Index	5,796,417	(5,796,417)	—	—
(237,000,114)	11/6/2024	Goldman Sachs International	(4.66)%	ICE U.S. Treasury 20+ Year Bond Index	(69,599,925)	69,599,925	—	—
(180,786,214)	11/6/2024	Morgan Stanley & Co. International plc	(4.91)%	ICE U.S. Treasury 20+ Year Bond Index	(5,101,097)	—	5,101,097	—
(190,809,804)	11/6/2024	Societe Generale	(4.80)%	ICE U.S. Treasury 20+ Year Bond Index	(25,763,453)	24,793,453	970,000	—
(1,049,159,573)					(90,509,216)
				Total Unrealized Appreciation	9,955,259
				Total Unrealized Depreciation	(100,464,475)

a  The Fund's Swap Agreements are not accounted for as hedging instruments under ASC 815.

b  Agreements may be terminated at will by either party without penalty. Payment is due at termination/maturity.

c  Reflects the floating financing rate, as of May 31, 2023, on the notional amount of the swap agreement paid to the counterparty or received from the counterparty, excluding any commissions. This amount is included as part of the unrealized appreciation/(depreciation).

d  The Fund discloses amounts due to the Fund from the counterparty (unrealized appreciation on swap agreements) at period end as an asset on its Statement of Assets and Liabilities. Amounts due to the counterparty from the Fund (unrealized depreciation on swap agreements) are disclosed as a liability on its Statement of Assets and Liabilities. The Fund presents these amounts on a gross basis and does not offset or "net" these amounts on its Statement of Assets and Liabilities.

e  Represents the "uncollateralized" amount due from or (to) the counterparty at period end. These amounts could be due to timing differences between the movement of collateral in relation to market movements, or due to agreement provisions allowing minimum "thresholds" that would need to be exceeded prior to the movement of collateral. To the extent that a net amount is due from a counterparty, the Fund would be exposed to the counterparty by such amount and could suffer losses or delays in recovery of that amount in the event of a counterparty default.

Abbreviations

USD  U.S. Dollar

See accompanying notes to the financial statements.

132 :: TBT ULTRASHORT 20+ YEAR TREASURY :: MAY 31, 2023 :: SCHEDULE OF PORTFOLIO INVESTMENTS PROSHARES TRUST

Investments	Principal Amount	Value
Short-Term Investments — 83.1%
Repurchase Agreements (a) — 83.1%
Repurchase Agreements with various counterparties, rates 4.95% - 5.05%, dated 5/31/2023, due 6/1/2023, total to be received $2,243,277 (Cost $2,242,964)	$2,242,964	$2,242,964
Total Investments — 83.1% (Cost $2,242,964)		2,242,964
Other assets less liabilities — 16.9%		455,466
Net Assets — 100.0%		$2,698,430

(a)  The Fund invests in Repurchase Agreements jointly with other funds in the Trust. See "Repurchase Agreements" in the Notes to Financial Statements to view the details of each individual agreement and counterparty as well as a description of the securities subject to repurchase.

As of May 31, 2023, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investment securities and derivative instruments, if applicable, for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$—
Aggregate gross unrealized depreciation	(374,035)
Net unrealized depreciation	$(374,035)
Federal income tax cost	$2,242,964

Swap Agreementsa

UltraShort Consumer Discretionary had the following open non-exchange traded total return swap agreements as of May 31, 2023:

Notional Amount ($)	Termination Date[b]	Counterparty	Rate Paid (Received)[c]	Reference Instrument	Value and Unrealized Depreciation[d] ($)	Financial Instruments for the Benefit of (the Fund)/the Counterparty ($)	Cash Collateral for the Benefit of (the Fund)/the Counterparty ($)	Net Amount[e] ($)
(1,996,402)	3/6/2025	BNP Paribas SA	(5.13)%	S&P Consumer Discretionary Select Sector Index[f]	(151,553)	—	130,000	(21,553)
(2,202,926)	3/6/2025	Goldman Sachs International	(5.18)%	S&P Consumer Discretionary Select Sector Index[f]	(54,246)	—	54,246	—
(1,054,039)	3/6/2025	Societe Generale	(4.98)%	S&P Consumer Discretionary Select Sector Index[f]	(118,660)	—	106,000	(12,660)
(154,511)	3/6/2025	UBS AG	(4.83)%	S&P Consumer Discretionary Select Sector Index[f]	(49,576)	—	49,576	—
(5,407,878)					(374,035)
				Total Unrealized Depreciation	(374,035)

a  The Fund's Swap Agreements are not accounted for as hedging instruments under ASC 815.

b  Agreements may be terminated at will by either party without penalty. Payment is due at termination/maturity.

c  Reflects the floating financing rate, as of May 31, 2023, on the notional amount of the swap agreement paid to the counterparty or received from the counterparty, excluding any commissions. This amount is included as part of the unrealized appreciation/(depreciation).

d  The Fund discloses amounts due to the Fund from the counterparty (unrealized appreciation on swap agreements) at period end as an asset on its Statement of Assets and Liabilities. Amounts due to the counterparty from the Fund (unrealized depreciation on swap agreements) are disclosed as a liability on its Statement of Assets and Liabilities. The Fund presents these amounts on a gross basis and does not offset or "net" these amounts on its Statement of Assets and Liabilities.

e  Represents the "uncollateralized" amount due from or (to) the counterparty at period end. These amounts could be due to timing differences between the movement of collateral in relation to market movements, or due to agreement provisions allowing minimum "thresholds" that would need to be exceeded prior to the movement of collateral. To the extent that a net amount is due from a counterparty, the Fund would be exposed to the counterparty by such amount and could suffer losses or delays in recovery of that amount in the event of a counterparty default.

f  See the Common Stocks section of the Schedule of Portfolio Investments of ProShares Ultra Consumer Discretionary for the components of the underlying reference instrument and their relative weightings.

See accompanying notes to the financial statements.

PROSHARES TRUST SCHEDULE OF PORTFOLIO INVESTMENTS :: MAY 31, 2023 :: ULTRASHORT CONSUMER DISCRETIONARY SCC :: 133

Investments	Principal Amount	Value
Short-Term Investments — 95.2%
Repurchase Agreements (a) — 95.2%
Repurchase Agreements with various counterparties, rates 4.95% - 5.05%, dated 5/31/2023, due 6/1/2023, total to be received $1,690,526 (Cost $1,690,290)	$1,690,290	$1,690,290
Total Investments — 95.2% (Cost $1,690,290)		1,690,290
Other assets less liabilities — 4.8%		85,215
Net Assets — 100.0%		$1,775,505

(a)  The Fund invests in Repurchase Agreements jointly with other funds in the Trust. See "Repurchase Agreements" in the Notes to Financial Statements to view the details of each individual agreement and counterparty as well as a description of the securities subject to repurchase.

As of May 31, 2023, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investment securities and derivative instruments, if applicable, for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$2,318
Aggregate gross unrealized depreciation	(136,129)
Net unrealized depreciation	$(133,811)
Federal income tax cost	$1,690,290

Swap Agreementsa

UltraShort Consumer Staples had the following open non-exchange traded total return swap agreements as of May 31, 2023:

Notional Amount ($)	Termination Date[b]	Counterparty	Rate Paid (Received)[c]	Reference Instrument	Value and Unrealized Appreciation/ (Depreciation)[d] ($)	Financial Instruments for the Benefit of (the Fund)/the Counterparty ($)	Cash Collateral for the Benefit of (the Fund)/the Counterparty ($)	Net Amount[e] ($)
(216,222)	3/6/2025	Bank of America NA	(4.93)%	S&P Consumer Staples Select Sector Index[f]	(4,566)	—	4,566	—
(148,287)	3/6/2025	Goldman Sachs International	(5.18)%	S&P Consumer Staples Select Sector Index[f]	2,318	—	—	2,318
(2,305,395)	3/6/2025	Societe Generale	(4.98)%	S&P Consumer Staples Select Sector Index[f]	(68,454)	—	68,454	—
(874,385)	3/6/2025	UBS AG	(4.83)%	S&P Consumer Staples Select Sector Index[f]	(63,109)	—	63,109	—
(3,544,289)					(133,811)
				Total Unrealized Appreciation	2,318
				Total Unrealized Depreciation	(136,129)

a  The Fund's Swap Agreements are not accounted for as hedging instruments under ASC 815.

b  Agreements may be terminated at will by either party without penalty. Payment is due at termination/maturity.

c  Reflects the floating financing rate, as of May 31, 2023, on the notional amount of the swap agreement paid to the counterparty or received from the counterparty, excluding any commissions. This amount is included as part of the unrealized appreciation/(depreciation).

d  The Fund discloses amounts due to the Fund from the counterparty (unrealized appreciation on swap agreements) at period end as an asset on its Statement of Assets and Liabilities. Amounts due to the counterparty from the Fund (unrealized depreciation on swap agreements) are disclosed as a liability on its Statement of Assets and Liabilities. The Fund presents these amounts on a gross basis and does not offset or "net" these amounts on its Statement of Assets and Liabilities.

e  Represents the "uncollateralized" amount due from or (to) the counterparty at period end. These amounts could be due to timing differences between the movement of collateral in relation to market movements, or due to agreement provisions allowing minimum "thresholds" that would need to be exceeded prior to the movement of collateral. To the extent that a net amount is due from a counterparty, the Fund would be exposed to the counterparty by such amount and could suffer losses or delays in recovery of that amount in the event of a counterparty default.

f  See the Common Stocks section of the Schedule of Portfolio Investments of ProShares Ultra Consumer Staples for the components of the underlying reference instrument and their relative weightings.

See accompanying notes to the financial statements.

134 :: SZK ULTRASHORT CONSUMER STAPLES :: MAY 31, 2023 :: SCHEDULE OF PORTFOLIO INVESTMENTS PROSHARES TRUST

Investments	Principal Amount	Value
Short-Term Investments — 81.6%
Repurchase Agreements (a) — 56.4%
Repurchase Agreements with various counterparties, rates 4.95% - 5.05%, dated 5/31/2023, due 6/1/2023, total to be received $54,876,819 (Cost $54,869,140)	$54,869,140	$54,869,140
U.S. Treasury Obligations (b) — 25.2%
U.S. Treasury Bills
4.80%, 9/28/2023 (c) (Cost $24,612,837)	25,000,000	24,583,913
Total Short-Term Investments (Cost $79,481,977)		79,453,053
Total Investments — 81.6% (Cost $79,481,977)		79,453,053
Other assets less liabilities — 18.4%		17,883,040
Net Assets — 100.0%		$97,336,093

(a)  The Fund invests in Repurchase Agreements jointly with other funds in the Trust. See "Repurchase Agreements" in the Notes to Financial Statements to view the details of each individual agreement and counterparty as well as a description of the securities subject to repurchase.

(b)  All or a portion of these securities are segregated in connection with obligations for swaps with a total value of $400,116.

(c)  The rate shown was the current yield as of May 31, 2023.

As of May 31, 2023, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investment securities and derivative instruments, if applicable, for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$1,773,904
Aggregate gross unrealized depreciation	(3,581,315)
Net unrealized depreciation	$(1,807,411)
Federal income tax cost	$79,481,977

Futures Contracts Sold

UltraShort Dow30SM had the following open short futures contracts as of May 31, 2023:

	Number of Contracts	Expiration Date	Trading Currency	Notional Amount	Value and Unrealized Appreciation
DJIA CBOT E-Mini Index	29	6/16/2023	USD	$4,781,955	$79,197

Swap Agreementsa

UltraShort Dow30SM had the following open non-exchange traded total return swap agreements as of May 31, 2023:

Notional Amount ($)	Termination Date[b]	Counterparty	Rate Paid (Received)[c]	Reference Instrument	Value and Unrealized Appreciation/ (Depreciation)[d] ($)	Financial Instruments for the Benefit of (the Fund)/the Counterparty ($)	Cash Collateral for the Benefit of (the Fund)/the Counterparty ($)	Net Amount[e] ($)
(6,252,571)	3/6/2024	Bank of America NA	(5.28)%	Dow Jones Industrial AverageSM	(217,078)	—	217,078	—
(13,953,107)	11/6/2023	Barclays Capital	(5.28)%	Dow Jones Industrial AverageSM	(3,335,313)	—	3,335,313	—
(14,479,639)	2/11/2025	BNP Paribas SA	(5.38)%	Dow Jones Industrial AverageSM	168,265	(20,960)	(48)	147,257
(35,738,381)	3/6/2025	Citibank NA	(5.56)%	Dow Jones Industrial AverageSM	649,022	(495,505)	—	153,517
(58,983,566)	11/7/2024	Goldman Sachs International	(5.43)%	Dow Jones Industrial AverageSM	454,099	(179,720)	—	274,379

See accompanying notes to the financial statements.

PROSHARES TRUST SCHEDULE OF PORTFOLIO INVESTMENTS :: MAY 31, 2023 :: ULTRASHORT DOW30SM DXD :: 135

Notional Amount ($)	Termination Date[b]	Counterparty	Rate Paid (Received)[c]	Reference Instrument	Value and Unrealized Appreciation/ (Depreciation)[d] ($)	Financial Instruments for the Benefit of (the Fund)/the Counterparty ($)	Cash Collateral for the Benefit of (the Fund)/the Counterparty ($)	Net Amount[e] ($)
(16,585,768)	11/14/2024	Societe Generale	(5.18)%	Dow Jones Industrial AverageSM	183,052	(110,359)	—	72,693
(43,912,532)	11/7/2024	UBS AG	(4.93)%	Dow Jones Industrial AverageSM	240,269	(21,675)	—	218,594
(189,905,564)					(1,857,684)
				Total Unrealized Appreciation	1,694,707
				Total Unrealized Depreciation	(3,552,391)

a  The Fund's Swap Agreements are not accounted for as hedging instruments under ASC 815.

b  Agreements may be terminated at will by either party without penalty. Payment is due at termination/maturity.

c  Reflects the floating financing rate, as of May 31, 2023, on the notional amount of the swap agreement paid to the counterparty or received from the counterparty, excluding any commissions. This amount is included as part of the unrealized appreciation/(depreciation).

d  The Fund discloses amounts due to the Fund from the counterparty (unrealized appreciation on swap agreements) at period end as an asset on its Statement of Assets and Liabilities. Amounts due to the counterparty from the Fund (unrealized depreciation on swap agreements) are disclosed as a liability on its Statement of Assets and Liabilities. The Fund presents these amounts on a gross basis and does not offset or "net" these amounts on its Statement of Assets and Liabilities.

e  Represents the "uncollateralized" amount due from or (to) the counterparty at period end. These amounts could be due to timing differences between the movement of collateral in relation to market movements, or due to agreement provisions allowing minimum "thresholds" that would need to be exceeded prior to the movement of collateral. To the extent that a net amount is due from a counterparty, the Fund would be exposed to the counterparty by such amount and could suffer losses or delays in recovery of that amount in the event of a counterparty default.

Abbreviations

USD  U.S. Dollar

See accompanying notes to the financial statements.

136 :: DXD ULTRASHORT DOW30SM :: MAY 31, 2023 :: SCHEDULE OF PORTFOLIO INVESTMENTS PROSHARES TRUST

Investments	Principal Amount	Value
Short-Term Investments — 64.6%
Repurchase Agreements (a) — 64.6%
Repurchase Agreements with various counterparties, rates 4.95% - 5.05%, dated 5/31/2023, due 6/1/2023, total to be received $13,200,449 (Cost $13,198,599)	$13,198,599	$13,198,599
Total Investments — 64.6% (Cost $13,198,599)		13,198,599
Other assets less liabilities — 35.4%		7,229,496
Net Assets — 100.0%		$20,428,095

(a)  The Fund invests in Repurchase Agreements jointly with other funds in the Trust. See "Repurchase Agreements" in the Notes to Financial Statements to view the details of each individual agreement and counterparty as well as a description of the securities subject to repurchase.

As of May 31, 2023, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investment securities and derivative instruments, if applicable, for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$1,263,021
Aggregate gross unrealized depreciation	(1,839,519)
Net unrealized depreciation	$(576,498)
Federal income tax cost	$13,198,599

Swap Agreementsa

UltraShort Energy had the following open non-exchange traded total return swap agreements as of May 31, 2023:

Notional Amount ($)	Termination Date[b]	Counterparty	Rate Paid (Received)[c]	Reference Instrument	Value and Unrealized Appreciation/ (Depreciation)[d] ($)	Financial Instruments for the Benefit of (the Fund)/the Counterparty ($)	Cash Collateral for the Benefit of (the Fund)/the Counterparty ($)	Net Amount[e] ($)
(1,259,924)	3/6/2025	Bank of America NA	(4.78)%	S&P Energy Select Sector Index[f]	(1,095,350)	—	1,095,350	—
(17,601,315)	3/6/2025	BNP Paribas SA	(5.18)%	S&P Energy Select Sector Index[f]	91,404	—	—	91,404
(14,861,340)	3/6/2025	Goldman Sachs International	(5.18)%	S&P Energy Select Sector Index[f]	1,171,617	(940,194)	—	231,423
(4,064,736)	3/6/2025	Societe Generale	(4.98)%	S&P Energy Select Sector Index[f]	(512,458)	—	512,458	—
(3,011,331)	3/6/2025	UBS AG	(4.88)%	S&P Energy Select Sector Index[f]	(231,711)	—	231,711	—
(40,798,646)					(576,498)
				Total Unrealized Appreciation	1,263,021
				Total Unrealized Depreciation	(1,839,519)

a  The Fund's Swap Agreements are not accounted for as hedging instruments under ASC 815.

b  Agreements may be terminated at will by either party without penalty. Payment is due at termination/maturity.

c  Reflects the floating financing rate, as of May 31, 2023, on the notional amount of the swap agreement paid to the counterparty or received from the counterparty, excluding any commissions. This amount is included as part of the unrealized appreciation/(depreciation).

d  The Fund discloses amounts due to the Fund from the counterparty (unrealized appreciation on swap agreements) at period end as an asset on its Statement of Assets and Liabilities. Amounts due to the counterparty from the Fund (unrealized depreciation on swap agreements) are disclosed as a liability on its Statement of Assets and Liabilities. The Fund presents these amounts on a gross basis and does not offset or "net" these amounts on its Statement of Assets and Liabilities.

e  Represents the "uncollateralized" amount due from or (to) the counterparty at period end. These amounts could be due to timing differences between the movement of collateral in relation to market movements, or due to agreement provisions allowing minimum "thresholds" that would need to be exceeded prior to the movement of collateral. To the extent that a net amount is due from a counterparty, the Fund would be exposed to the counterparty by such amount and could suffer losses or delays in recovery of that amount in the event of a counterparty default.

f  See the Common Stocks section of the Schedule of Portfolio Investments of ProShares Ultra Energy for the components of the underlying reference instrument and their relative weightings.

See accompanying notes to the financial statements.

PROSHARES TRUST SCHEDULE OF PORTFOLIO INVESTMENTS :: MAY 31, 2023 :: ULTRASHORT ENERGY DUG :: 137

Investments	Principal Amount	Value
Short-Term Investments — 84.1%
Repurchase Agreements (a) — 84.1%
Repurchase Agreements with various counterparties, rates 4.95% - 5.05%, dated 5/31/2023, due 6/1/2023, total to be received $23,321,256 (Cost $23,317,992)	$23,317,992	$23,317,992
Total Investments — 84.1% (Cost $23,317,992)		23,317,992
Other assets less liabilities — 15.9%		4,418,187
Net Assets — 100.0%		$27,736,179

(a)  The Fund invests in Repurchase Agreements jointly with other funds in the Trust. See "Repurchase Agreements" in the Notes to Financial Statements to view the details of each individual agreement and counterparty as well as a description of the securities subject to repurchase.

As of May 31, 2023, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investment securities and derivative instruments, if applicable, for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$62,282
Aggregate gross unrealized depreciation	(1,404,134)
Net unrealized depreciation	$(1,341,852)
Federal income tax cost	$23,317,992

Swap Agreementsa

UltraShort Financials had the following open non-exchange traded total return swap agreements as of May 31, 2023:

Notional Amount ($)	Termination Date[b]	Counterparty	Rate Paid (Received)[c]	Reference Instrument	Value and Unrealized Appreciation/ (Depreciation)[d] ($)	Financial Instruments for the Benefit of (the Fund)/the Counterparty ($)	Cash Collateral for the Benefit of (the Fund)/the Counterparty ($)	Net Amount[e] ($)
(2,980,542)	3/6/2025	Bank of America NA	(4.98)%	S&P Financial Select Sector Index[f]	(627,657)	—	627,657	—
(12,744,026)	3/6/2025	BNP Paribas SA	(5.28)%	S&P Financial Select Sector Index[f]	(6,603)	—	6,603	—
(589,940)	4/7/2025	Citibank NA	(5.03)%	S&P Financial Select Sector Index[f]	13,307	—	—	13,307
(5,876,362)	3/6/2025	Goldman Sachs International	(5.18)%	S&P Financial Select Sector Index[f]	48,975	—	—	48,975
(24,768,489)	3/6/2025	Societe Generale	(5.18)%	S&P Financial Select Sector Index[f]	(325,302)	—	325,302	—
(8,470,769)	3/6/2025	UBS AG	(5.18)%	S&P Financial Select Sector Index[f]	(444,572)	—	444,572	—
(55,430,128)					(1,341,852)
				Total Unrealized Appreciation	62,282
				Total Unrealized Depreciation	(1,404,134)

a  The Fund's Swap Agreements are not accounted for as hedging instruments under ASC 815.

b  Agreements may be terminated at will by either party without penalty. Payment is due at termination/maturity.

c  Reflects the floating financing rate, as of May 31, 2023, on the notional amount of the swap agreement paid to the counterparty or received from the counterparty, excluding any commissions. This amount is included as part of the unrealized appreciation/(depreciation).

d  The Fund discloses amounts due to the Fund from the counterparty (unrealized appreciation on swap agreements) at period end as an asset on its Statement of Assets and Liabilities. Amounts due to the counterparty from the Fund (unrealized depreciation on swap agreements) are disclosed as a liability on its Statement of Assets and Liabilities. The Fund presents these amounts on a gross basis and does not offset or "net" these amounts on its Statement of Assets and Liabilities.

See accompanying notes to the financial statements.

138 :: SKF ULTRASHORT FINANCIALS :: MAY 31, 2023 :: SCHEDULE OF PORTFOLIO INVESTMENTS PROSHARES TRUST

e  Represents the "uncollateralized" amount due from or (to) the counterparty at period end. These amounts could be due to timing differences between the movement of collateral in relation to market movements, or due to agreement provisions allowing minimum "thresholds" that would need to be exceeded prior to the movement of collateral. To the extent that a net amount is due from a counterparty, the Fund would be exposed to the counterparty by such amount and could suffer losses or delays in recovery of that amount in the event of a counterparty default.

f  See the Common Stocks section of the Schedule of Portfolio Investments of ProShares Ultra Financials for the components of the underlying reference instrument and their relative weightings.

See accompanying notes to the financial statements.

PROSHARES TRUST SCHEDULE OF PORTFOLIO INVESTMENTS :: MAY 31, 2023 :: ULTRASHORT FINANCIALS SKF :: 139

Investments	Principal Amount	Value
Short-Term Investments — 52.6%
Repurchase Agreements (a) — 52.6%
Repurchase Agreements with various counterparties, rates 4.95% - 5.05%, dated 5/31/2023, due 6/1/2023, total to be received $12,321,491 (Cost $12,319,767)	$12,319,767	$12,319,767
Total Investments — 52.6% (Cost $12,319,767)		12,319,767
Other assets less liabilities — 47.4%		11,079,984
Net Assets — 100.0%		$23,399,751

(a)  The Fund invests in Repurchase Agreements jointly with other funds in the Trust. See "Repurchase Agreements" in the Notes to Financial Statements to view the details of each individual agreement and counterparty as well as a description of the securities subject to repurchase.

As of May 31, 2023, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investment securities and derivative instruments, if applicable, for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$4,036,931
Aggregate gross unrealized depreciation	—
Net unrealized appreciation	$4,036,931
Federal income tax cost	$12,319,767

Swap Agreementsa,f

UltraShort FTSE China 50 had the following open non-exchange traded total return swap agreements as of May 31, 2023:

Notional Amount ($)	Termination Date[b]	Counterparty	Rate Paid (Received)[c]	Reference Instrument	Value and Unrealized Appreciation[d] ($)	Financial Instruments for the Benefit of (the Fund)/the Counterparty ($)	Cash Collateral for the Benefit of (the Fund)/the Counterparty ($)	Net Amount[e] ($)
(1,636,207)	3/6/2025	Bank of America NA	(3.58)%	iShares® China Large-Cap ETF	107,355	—	—	107,355
(2,947,100)	11/14/2024	Citibank NA	(2.33)%	iShares® China Large-Cap ETF	369,706	—	—	369,706
(16,356,405)	11/14/2024	Goldman Sachs International	(4.58)%	iShares® China Large-Cap ETF	1,164,644	(1,164,644)	—	—
(1,169,205)	11/14/2024	Morgan Stanley & Co. International plc	(4.53)%	iShares® China Large-Cap ETF	153,184	—	(137,000)	16,184
(6,425,812)	11/14/2024	Societe Generale	(3.43)%	iShares® China Large-Cap ETF	390,270	(390,270)	—	—
(18,480,584)	11/14/2024	UBS AG	(3.33)%	iShares® China Large-Cap ETF	1,851,772	(1,822,392)	—	29,380
(47,015,313)					4,036,931
				Total Unrealized Appreciation	4,036,931

a  The Fund's Swap Agreements are not accounted for as hedging instruments under ASC 815.

b  Agreements may be terminated at will by either party without penalty. Payment is due at termination/maturity.

c  Reflects the floating financing rate, as of May 31, 2023, on the notional amount of the swap agreement paid to the counterparty or received from the counterparty, excluding any commissions. This amount is included as part of the unrealized appreciation/(depreciation).

d  The Fund discloses amounts due to the Fund from the counterparty (unrealized appreciation on swap agreements) at period end as an asset on its Statement of Assets and Liabilities. Amounts due to the counterparty from the Fund (unrealized depreciation on swap agreements) are disclosed as a liability on its Statement of Assets and Liabilities. The Fund presents these amounts on a gross basis and does not offset or "net" these amounts on its Statement of Assets and Liabilities.

e  Represents the "uncollateralized" amount due from or (to) the counterparty at period end. These amounts could be due to timing differences between the movement of collateral in relation to market movements, or due to agreement provisions allowing minimum "thresholds" that would need to be exceeded prior to the movement of collateral. To the extent that a net amount is due from a counterparty, the Fund would be exposed to the counterparty by such amount and could suffer losses or delays in recovery of that amount in the event of a counterparty default.

f  In order to facilitate the daily valuation of these swap transactions as of close of business New York time, one or more financial products traded on a U.S. exchange are used as the reference entity as a surrogate for the respective underlying index for the purposes of both daily valuation calculation as well as final settlement of the swap.

See accompanying notes to the financial statements.

140 :: FXP ULTRASHORT FTSE CHINA 50 :: MAY 31, 2023 :: SCHEDULE OF PORTFOLIO INVESTMENTS PROSHARES TRUST

Investments	Principal Amount	Value
Short-Term Investments — 62.5%
Repurchase Agreements (a) — 62.5%
Repurchase Agreements with various counterparties, rates 4.95% - 5.05%, dated 5/31/2023, due 6/1/2023, total to be received $46,326,993 (Cost $46,320,510)	$46,320,510	$46,320,510
Total Investments — 62.5% (Cost $46,320,510)		46,320,510
Other assets less liabilities — 37.5%		27,790,688
Net Assets — 100.0%		$74,111,198

(a)  The Fund invests in Repurchase Agreements jointly with other funds in the Trust. See "Repurchase Agreements" in the Notes to Financial Statements to view the details of each individual agreement and counterparty as well as a description of the securities subject to repurchase.

As of May 31, 2023, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investment securities and derivative instruments, if applicable, for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$279,037
Aggregate gross unrealized depreciation	(7,815,251)
Net unrealized depreciation	$(7,536,214)
Federal income tax cost	$46,320,510

Swap Agreementsa,f

UltraShort FTSE Europe had the following open non-exchange traded total return swap agreements as of May 31, 2023:

Notional Amount ($)	Termination Date[b]	Counterparty	Rate Paid (Received)[c]	Reference Instrument	Value and Unrealized Appreciation/ (Depreciation)[d] ($)	Financial Instruments for the Benefit of (the Fund)/the Counterparty ($)	Cash Collateral for the Benefit of (the Fund)/the Counterparty ($)	Net Amount[e] ($)
(9,456,845)	11/14/2024	Citibank NA	(4.28)%	Vanguard® FTSE Europe ETF Shares[f]	268,870	—	—	268,870
(99,985,760)	3/6/2025	Goldman Sachs International	(1.58)%	Vanguard® FTSE Europe ETF Shares[f]	(7,657,533)	—	7,657,533	—
(353,088)	11/14/2024	Morgan Stanley & Co. International plc	(4.53)%	Vanguard® FTSE Europe ETF Shares[f]	10,167	—	—	10,167
(18,797,639)	11/14/2024	Societe Generale	(4.13)%	Vanguard® FTSE Europe ETF Shares[f]	(120,328)	—	120,328	—
(19,395,366)	4/10/2024	UBS AG	(2.33)%	Vanguard® FTSE Europe ETF Shares[f]	(37,390)	—	37,390	—
(147,988,698)					(7,536,214)
				Total Unrealized Appreciation	279,037
				Total Unrealized Depreciation	(7,815,251)

a  The Fund's Swap Agreements are not accounted for as hedging instruments under ASC 815.

b  Agreements may be terminated at will by either party without penalty. Payment is due at termination/maturity.

c  Reflects the floating financing rate, as of May 31, 2023, on the notional amount of the swap agreement paid to the counterparty or received from the counterparty, excluding any commissions. This amount is included as part of the unrealized appreciation/(depreciation).

d  The Fund discloses amounts due to the Fund from the counterparty (unrealized appreciation on swap agreements) at period end as an asset on its Statement of Assets and Liabilities. Amounts due to the counterparty from the Fund (unrealized depreciation on swap agreements) are disclosed as a liability on its Statement of Assets and Liabilities. The Fund presents these amounts on a gross basis and does not offset or "net" these amounts on its Statement of Assets and Liabilities.

e  Represents the "uncollateralized" amount due from or (to) the counterparty at period end. These amounts could be due to timing differences between the movement of collateral in relation to market movements, or due to agreement provisions allowing minimum "thresholds" that would need to be exceeded prior to the movement of collateral. To the extent that a net amount is due from a counterparty, the Fund would be exposed to the counterparty by such amount and could suffer losses or delays in recovery of that amount in the event of a counterparty default.

f  In order to facilitate the daily valuation of these swap transactions as of close of business New York time, one or more financial products traded on a U.S. exchange are used as the reference entity as a surrogate for the respective underlying index for the purposes of both daily valuation calculation as well as final settlement of the swap.

See accompanying notes to the financial statements.

PROSHARES TRUST SCHEDULE OF PORTFOLIO INVESTMENTS :: MAY 31, 2023 :: ULTRASHORT FTSE EUROPE EPV :: 141

Investments	Principal Amount	Value
Short-Term Investments — 72.9%
Repurchase Agreements (a) — 72.9%
Repurchase Agreements with various counterparties, rates 4.95% - 5.05%, dated 5/31/2023, due 6/1/2023, total to be received $1,535,111 (Cost $1,534,895)	$1,534,895	$1,534,895
Total Investments — 72.9% (Cost $1,534,895)		1,534,895
Other assets less liabilities — 27.1%		569,673
Net Assets — 100.0%		$2,104,568

(a)  The Fund invests in Repurchase Agreements jointly with other funds in the Trust. See "Repurchase Agreements" in the Notes to Financial Statements to view the details of each individual agreement and counterparty as well as a description of the securities subject to repurchase.

As of May 31, 2023, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investment securities and derivative instruments, if applicable, for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$4,526
Aggregate gross unrealized depreciation	(149,584)
Net unrealized depreciation	$(145,058)
Federal income tax cost	$1,534,895

Swap Agreementsa

UltraShort Health Care had the following open non-exchange traded total return swap agreements as of May 31, 2023:

Notional Amount ($)	Termination Date[b]	Counterparty	Rate Paid (Received)[c]	Reference Instrument	Value and Unrealized Appreciation/ (Depreciation)[d] ($)	Financial Instruments for the Benefit of (the Fund)/the Counterparty ($)	Cash Collateral for the Benefit of (the Fund)/the Counterparty ($)	Net Amount[e] ($)
(891,801)	3/6/2025	Bank of America NA	(5.13)%	S&P Health Care Select Sector Index[f]	(14,996)	—	14,996	—
(296,408)	3/6/2025	BNP Paribas SA	(5.23)%	S&P Health Care Select Sector Index[f]	2,407	—	—	2,407
(99,232)	4/7/2025	Citibank NA	(4.88)%	S&P Health Care Select Sector Index[f]	2,119	—	—	2,119
(1,259,089)	3/6/2025	Goldman Sachs International	(5.18)%	S&P Health Care Select Sector Index[f]	(1,702)	—	1,702	—
(1,466,575)	3/6/2025	Societe Generale	(5.08)%	S&P Health Care Select Sector Index[f]	(44,658)	—	44,658	—
(199,753)	3/6/2025	UBS AG	(4.83)%	S&P Health Care Select Sector Index[f]	(88,228)	—	33,000	(55,228)
(4,212,858)					(145,058)
				Total Unrealized Appreciation	4,526
				Total Unrealized Depreciation	(149,584)

a  The Fund's Swap Agreements are not accounted for as hedging instruments under ASC 815.

b  Agreements may be terminated at will by either party without penalty. Payment is due at termination/maturity.

c  Reflects the floating financing rate, as of May 31, 2023, on the notional amount of the swap agreement paid to the counterparty or received from the counterparty, excluding any commissions. This amount is included as part of the unrealized appreciation/(depreciation).

d  The Fund discloses amounts due to the Fund from the counterparty (unrealized appreciation on swap agreements) at period end as an asset on its Statement of Assets and Liabilities. Amounts due to the counterparty from the Fund (unrealized depreciation on swap agreements) are disclosed as a liability on its Statement of Assets and Liabilities. The Fund presents these amounts on a gross basis and does not offset or "net" these amounts on its Statement of Assets and Liabilities.

See accompanying notes to the financial statements.

142 :: RXD ULTRASHORT HEALTH CARE :: MAY 31, 2023 :: SCHEDULE OF PORTFOLIO INVESTMENTS PROSHARES TRUST

e  Represents the "uncollateralized" amount due from or (to) the counterparty at period end. These amounts could be due to timing differences between the movement of collateral in relation to market movements, or due to agreement provisions allowing minimum "thresholds" that would need to be exceeded prior to the movement of collateral. To the extent that a net amount is due from a counterparty, the Fund would be exposed to the counterparty by such amount and could suffer losses or delays in recovery of that amount in the event of a counterparty default.

f  See the Common Stocks section of the Schedule of Portfolio Investments of ProShares Ultra Health Care for the components of the underlying reference instrument and their relative weightings.

See accompanying notes to the financial statements.

PROSHARES TRUST SCHEDULE OF PORTFOLIO INVESTMENTS :: MAY 31, 2023 :: ULTRASHORT HEALTH CARE RXD :: 143

Investments	Principal Amount	Value
Short-Term Investments — 95.8%
Repurchase Agreements (a) — 95.8%
Repurchase Agreements with various counterparties, rates 4.95% - 5.05%, dated 5/31/2023, due 6/1/2023, total to be received $3,682,993 (Cost $3,682,479)	$3,682,479	$3,682,479
Total Investments — 95.8% (Cost $3,682,479)		3,682,479
Other assets less liabilities — 4.2%		161,768
Net Assets — 100.0%		$3,844,247

(a)  The Fund invests in Repurchase Agreements jointly with other funds in the Trust. See "Repurchase Agreements" in the Notes to Financial Statements to view the details of each individual agreement and counterparty as well as a description of the securities subject to repurchase.

As of May 31, 2023, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investment securities and derivative instruments, if applicable, for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$70,612
Aggregate gross unrealized depreciation	(60,796)
Net unrealized appreciation	$9,816
Federal income tax cost	$3,682,479

Swap Agreementsa

UltraShort Industrials had the following open non-exchange traded total return swap agreements as of May 31, 2023:

Notional Amount ($)	Termination Date[b]	Counterparty	Rate Paid (Received)[c]	Reference Instrument	Value and Unrealized Appreciation/ (Depreciation)[d] ($)	Financial Instruments for the Benefit of (the Fund)/the Counterparty ($)	Cash Collateral for the Benefit of (the Fund)/the Counterparty ($)	Net Amount[e] ($)
(448,760)	3/6/2025	Bank of America NA	(4.98)%	S&P Industrial Select Sector Index[f]	(46,435)	—	46,435	—
(3,226,987)	3/6/2025	BNP Paribas SA	(5.23)%	S&P Industrial Select Sector Index[f]	31,039	—	—	31,039
(842,034)	3/6/2025	Goldman Sachs International	(5.18)%	S&P Industrial Select Sector Index[f]	39,573	—	—	39,573
(2,548,492)	3/6/2025	Societe Generale	(4.98)%	S&P Industrial Select Sector Index[f]	(6,555)	—	6,555	—
(620,088)	3/6/2025	UBS AG	(4.83)%	S&P Industrial Select Sector Index[f]	(7,806)	—	7,806	—
(7,686,361)					9,816
				Total Unrealized Appreciation	70,612
				Total Unrealized Depreciation	(60,796)

a  The Fund's Swap Agreements are not accounted for as hedging instruments under ASC 815.

b  Agreements may be terminated at will by either party without penalty. Payment is due at termination/maturity.

c  Reflects the floating financing rate, as of May 31, 2023, on the notional amount of the swap agreement paid to the counterparty or received from the counterparty, excluding any commissions. This amount is included as part of the unrealized appreciation/(depreciation).

d  The Fund discloses amounts due to the Fund from the counterparty (unrealized appreciation on swap agreements) at period end as an asset on its Statement of Assets and Liabilities. Amounts due to the counterparty from the Fund (unrealized depreciation on swap agreements) are disclosed as a liability on its Statement of Assets and Liabilities. The Fund presents these amounts on a gross basis and does not offset or "net" these amounts on its Statement of Assets and Liabilities.

e  Represents the "uncollateralized" amount due from or (to) the counterparty at period end. These amounts could be due to timing differences between the movement of collateral in relation to market movements, or due to agreement provisions allowing minimum "thresholds" that would need to be exceeded prior to the movement of collateral. To the extent that a net amount is due from a counterparty, the Fund would be exposed to the counterparty by such amount and could suffer losses or delays in recovery of that amount in the event of a counterparty default.

f  See the Common Stocks section of the Schedule of Portfolio Investments of ProShares Ultra Industrials for the components of the underlying reference instrument and their relative weightings.

See accompanying notes to the financial statements.

144 :: SIJ ULTRASHORT INDUSTRIALS :: MAY 31, 2023 :: SCHEDULE OF PORTFOLIO INVESTMENTS PROSHARES TRUST

Investments	Principal Amount	Value
Short-Term Investments — 80.1%
Repurchase Agreements (a) — 80.1%
Repurchase Agreements with various counterparties, rates 4.95% - 5.05%, dated 5/31/2023, due 6/1/2023, total to be received $2,075,626 (Cost $2,075,335)	$2,075,335	$2,075,335
Total Investments — 80.1% (Cost $2,075,335)		2,075,335
Other assets less liabilities — 19.9%		515,128
Net Assets — 100.0%		$2,590,463

(a)  The Fund invests in Repurchase Agreements jointly with other funds in the Trust. See "Repurchase Agreements" in the Notes to Financial Statements to view the details of each individual agreement and counterparty as well as a description of the securities subject to repurchase.

As of May 31, 2023, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investment securities and derivative instruments, if applicable, for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$134,834
Aggregate gross unrealized depreciation	(92,461)
Net unrealized appreciation	$42,373
Federal income tax cost	$2,075,335

Swap Agreementsa

UltraShort Materials had the following open non-exchange traded total return swap agreements as of May 31, 2023:

Notional Amount ($)	Termination Date[b]	Counterparty	Rate Paid (Received)[c]	Reference Instrument	Value and Unrealized Appreciation/ (Depreciation)[d] ($)	Financial Instruments for the Benefit of (the Fund)/the Counterparty ($)	Cash Collateral for the Benefit of (the Fund)/the Counterparty ($)	Net Amount[e] ($)
(316,571)	3/6/2025	Bank of America NA	(4.68)%	S&P Materials Select Sector Index[f]	(22,003)	—	22,003	—
(474,459)	3/6/2025	BNP Paribas SA	(5.23)%	S&P Materials Select Sector Index[f]	14,496	—	—	14,496
(1,553,497)	3/6/2025	Goldman Sachs International	(5.18)%	S&P Materials Select Sector Index[f]	85,882	—	—	85,882
(1,873,241)	3/6/2025	Societe Generale	(4.98)%	S&P Materials Select Sector Index[f]	34,456	—	—	34,456
(958,439)	3/6/2025	UBS AG	(4.83)%	S&P Materials Select Sector Index[f]	(70,458)	—	70,458	—
(5,176,207)					42,373
				Total Unrealized Appreciation	134,834
				Total Unrealized Depreciation	(92,461)

a  The Fund's Swap Agreements are not accounted for as hedging instruments under ASC 815.

b  Agreements may be terminated at will by either party without penalty. Payment is due at termination/maturity.

c  Reflects the floating financing rate, as of May 31, 2023, on the notional amount of the swap agreement paid to the counterparty or received from the counterparty, excluding any commissions. This amount is included as part of the unrealized appreciation/(depreciation).

d  The Fund discloses amounts due to the Fund from the counterparty (unrealized appreciation on swap agreements) at period end as an asset on its Statement of Assets and Liabilities. Amounts due to the counterparty from the Fund (unrealized depreciation on swap agreements) are disclosed as a liability on its Statement of Assets and Liabilities. The Fund presents these amounts on a gross basis and does not offset or "net" these amounts on its Statement of Assets and Liabilities.

e  Represents the "uncollateralized" amount due from or (to) the counterparty at period end. These amounts could be due to timing differences between the movement of collateral in relation to market movements, or due to agreement provisions allowing minimum "thresholds" that would need to be exceeded prior to the movement of collateral. To the extent that a net amount is due from a counterparty, the Fund would be exposed to the counterparty by such amount and could suffer losses or delays in recovery of that amount in the event of a counterparty default.

f  See the Common Stocks section of the Schedule of Portfolio Investments of ProShares Ultra Materials for the components of the underlying reference instrument and their relative weightings.

See accompanying notes to the financial statements.

PROSHARES TRUST SCHEDULE OF PORTFOLIO INVESTMENTS :: MAY 31, 2023 :: ULTRASHORT MATERIALS SMN :: 145

Investments	Principal Amount	Value
Short-Term Investments — 76.2%
Repurchase Agreements (a) — 76.2%
Repurchase Agreements with various counterparties, rates 4.95% - 5.05%, dated 5/31/2023, due 6/1/2023, total to be received $2,139,018 (Cost $2,138,720)	$2,138,720	$2,138,720
Total Investments — 76.2% (Cost $2,138,720)		2,138,720
Other assets less liabilities — 23.8%		668,720
Net Assets — 100.0%		$2,807,440

(a)  The Fund invests in Repurchase Agreements jointly with other funds in the Trust. See "Repurchase Agreements" in the Notes to Financial Statements to view the details of each individual agreement and counterparty as well as a description of the securities subject to repurchase.

As of May 31, 2023, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investment securities and derivative instruments, if applicable, for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$124,704
Aggregate gross unrealized depreciation	(7,929)
Net unrealized appreciation	$116,775
Federal income tax cost	$2,138,720

Futures Contracts Sold

UltraShort MidCap400 had the following open short futures contracts as of May 31, 2023:

	Number of Contracts	Expiration Date	Trading Currency	Notional Amount	Value and Unrealized Appreciation
S&P Midcap 400 E-Mini Index	1	6/16/2023	USD	$240,900	$1,823

Swap Agreementsa

UltraShort MidCap400 had the following open non-exchange traded total return swap agreements as of May 31, 2023:

Notional Amount ($)	Termination Date[b]	Counterparty	Rate Paid (Received)[c]	Reference Instrument	Value and Unrealized Appreciation/ (Depreciation)[d] ($)	Financial Instruments for the Benefit of (the Fund)/the Counterparty ($)	Cash Collateral for the Benefit of (the Fund)/the Counterparty ($)	Net Amount[e] ($)
(493,367)	2/11/2025	Bank of America NA	(5.18)%	S&P MidCap 400®	10,175	—	—	10,175
(984,328)	2/11/2025	BNP Paribas SA	(5.23)%	S&P MidCap 400®	11,573	—	—	11,573
(1,314,042)	11/6/2023	Citibank NA	(5.28)%	S&P MidCap 400®	(7,929)	—	7,929	—
(1,335,702)	3/6/2024	Morgan Stanley & Co. International plc	(4.88)%	S&P MidCap 400®	6,769	—	—	6,769
(1,246,655)	11/14/2024	Societe Generale	(4.81)%	S&P MidCap 400®	94,364	—	—	94,364
(5,374,094)					114,952
				Total Unrealized Appreciation	122,881
				Total Unrealized Depreciation	(7,929)

a  The Fund's Swap Agreements are not accounted for as hedging instruments under ASC 815.

b  Agreements may be terminated at will by either party without penalty. Payment is due at termination/maturity.

c  Reflects the floating financing rate, as of May 31, 2023, on the notional amount of the swap agreement paid to the counterparty or received from the counterparty, excluding any commissions. This amount is included as part of the unrealized appreciation/(depreciation).

d  The Fund discloses amounts due to the Fund from the counterparty (unrealized appreciation on swap agreements) at period end as an asset on its Statement of Assets and Liabilities. Amounts due to the counterparty from the Fund (unrealized depreciation on swap agreements) are disclosed as a liability on its Statement of Assets and Liabilities. The Fund presents these amounts on a gross basis and does not offset or "net" these amounts on its Statement of Assets and Liabilities.

See accompanying notes to the financial statements.

146 :: MZZ ULTRASHORT MIDCAP400 :: MAY 31, 2023 :: SCHEDULE OF PORTFOLIO INVESTMENTS PROSHARES TRUST

e  Represents the "uncollateralized" amount due from or (to) the counterparty at period end. These amounts could be due to timing differences between the movement of collateral in relation to market movements, or due to agreement provisions allowing minimum "thresholds" that would need to be exceeded prior to the movement of collateral. To the extent that a net amount is due from a counterparty, the Fund would be exposed to the counterparty by such amount and could suffer losses or delays in recovery of that amount in the event of a counterparty default.

Abbreviations

USD  U.S. Dollar

See accompanying notes to the financial statements.

PROSHARES TRUST SCHEDULE OF PORTFOLIO INVESTMENTS :: MAY 31, 2023 :: ULTRASHORT MIDCAP400 MZZ :: 147

Investments	Principal Amount	Value
Short-Term Investments — 70.6%
Repurchase Agreements (a) — 70.6%
Repurchase Agreements with various counterparties, rates 4.95% - 5.05%, dated 5/31/2023, due 6/1/2023, total to be received $8,908,556 (Cost $8,907,309)	$8,907,309	$8,907,309
Total Investments — 70.6% (Cost $8,907,309)		8,907,309
Other assets less liabilities — 29.4%		3,703,532
Net Assets — 100.0%		$12,610,841

(a)  The Fund invests in Repurchase Agreements jointly with other funds in the Trust. See "Repurchase Agreements" in the Notes to Financial Statements to view the details of each individual agreement and counterparty as well as a description of the securities subject to repurchase.

As of May 31, 2023, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investment securities and derivative instruments, if applicable, for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$11,676
Aggregate gross unrealized depreciation	(1,525,475)
Net unrealized depreciation	$(1,513,799)
Federal income tax cost	$8,907,309

Swap Agreementsa,f

UltraShort MSCI Brazil Capped had the following open non-exchange traded total return swap agreements as of May 31, 2023:

Notional Amount ($)	Termination Date[b]	Counterparty	Rate Paid (Received)[c]	Reference Instrument	Value and Unrealized Appreciation/ (Depreciation)[d] ($)	Financial Instruments for the Benefit of (the Fund)/the Counterparty ($)	Cash Collateral for the Benefit of (the Fund)/the Counterparty ($)	Net Amount[e] ($)
(1,211,950)	4/10/2024	Bank of America NA	(3.58)%	iShares® MSCI Brazil Capped ETF	11,676	—	—	11,676
(10,733,589)	11/14/2024	Citibank NA	(4.88)%	iShares® MSCI Brazil Capped ETF	(282,366)	—	282,366	—
(5,793,592)	3/6/2025	Goldman Sachs International	(3.08)%	iShares® MSCI Brazil Capped ETF	(442,140)	—	442,140	—
(1,646,354)	11/14/2024	Morgan Stanley & Co. International plc	(4.53)%	iShares® MSCI Brazil Capped ETF	(74,230)	—	74,230	—
(1,599,556)	11/14/2024	Societe Generale	(4.03)%	iShares® MSCI Brazil Capped ETF	(174,012)	—	147,999	(26,013)
(4,206,204)	3/6/2025	UBS AG	(4.33)%	iShares® MSCI Brazil Capped ETF	(552,727)	—	552,727	—
(25,191,245)					(1,513,799)
				Total Unrealized Appreciation	11,676
				Total Unrealized Depreciation	(1,525,475)

a  The Fund's Swap Agreements are not accounted for as hedging instruments under ASC 815.

b  Agreements may be terminated at will by either party without penalty. Payment is due at termination/maturity.

c  Reflects the floating financing rate, as of May 31, 2023, on the notional amount of the swap agreement paid to the counterparty or received from the counterparty, excluding any commissions. This amount is included as part of the unrealized appreciation/(depreciation).

d  The Fund discloses amounts due to the Fund from the counterparty (unrealized appreciation on swap agreements) at period end as an asset on its Statement of Assets and Liabilities. Amounts due to the counterparty from the Fund (unrealized depreciation on swap agreements) are disclosed as a liability on its Statement of Assets and Liabilities. The Fund presents these amounts on a gross basis and does not offset or "net" these amounts on its Statement of Assets and Liabilities.

e  Represents the "uncollateralized" amount due from or (to) the counterparty at period end. These amounts could be due to timing differences between the movement of collateral in relation to market movements, or due to agreement provisions allowing minimum "thresholds" that would need to be exceeded prior to the movement of collateral. To the extent that a net amount is due from a counterparty, the Fund would be exposed to the counterparty by such amount and could suffer losses or delays in recovery of that amount in the event of a counterparty default.

f  In order to facilitate the daily valuation of these swap transactions as of close of business New York time, one or more financial products traded on a U.S. exchange are used as the reference entity as a surrogate for the respective underlying index for the purposes of both daily valuation calculation as well as final settlement of the swap.

See accompanying notes to the financial statements.

148 :: BZQ ULTRASHORT MSCI BRAZIL CAPPED :: MAY 31, 2023 :: SCHEDULE OF PORTFOLIO INVESTMENTS PROSHARES TRUST

Investments	Principal Amount	Value
Short-Term Investments — 74.7%
Repurchase Agreements (a) — 74.7%
Repurchase Agreements with various counterparties, rates 4.95% - 5.05%, dated 5/31/2023, due 6/1/2023, total to be received $2,218,783 (Cost $2,218,473)	$2,218,473	$2,218,473
Total Investments — 74.7% (Cost $2,218,473)		2,218,473
Other assets less liabilities — 25.3%		750,886
Net Assets — 100.0%		$2,969,359

(a)  The Fund invests in Repurchase Agreements jointly with other funds in the Trust. See "Repurchase Agreements" in the Notes to Financial Statements to view the details of each individual agreement and counterparty as well as a description of the securities subject to repurchase.

As of May 31, 2023, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investment securities and derivative instruments, if applicable, for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$64,852
Aggregate gross unrealized depreciation	(606,896)
Net unrealized depreciation	$(542,044)
Federal income tax cost	$2,218,473

Swap Agreementsa,f

UltraShort MSCI EAFE had the following open non-exchange traded total return swap agreements as of May 31, 2023:

Notional Amount ($)	Termination Date[b]	Counterparty	Rate Paid (Received)[c]	Reference Instrument	Value and Unrealized Appreciation/ (Depreciation)[d] ($)	Financial Instruments for the Benefit of (the Fund)/the Counterparty ($)	Cash Collateral for the Benefit of (the Fund)/the Counterparty ($)	Net Amount[e] ($)
(1,623,003)	11/14/2024	Citibank NA	(4.68)%	iShares® MSCI EAFE ETF	37,619	—	—	37,619
(867,046)	11/14/2024	Goldman Sachs International	(5.13)%	iShares® MSCI EAFE ETF	27,233	—	—	27,233
(2,686,489)	11/14/2024	Societe Generale	(4.28)%	iShares® MSCI EAFE ETF	(20,175)	—	20,175	—
(750,537)	4/10/2024	UBS AG	(4.68)%	iShares® MSCI EAFE ETF	(586,721)	—	586,721	—
(5,927,075)					(542,044)
				Total Unrealized Appreciation	64,852
				Total Unrealized Depreciation	(606,896)

a  The Fund's Swap Agreements are not accounted for as hedging instruments under ASC 815.

b  Agreements may be terminated at will by either party without penalty. Payment is due at termination/maturity.

c  Reflects the floating financing rate, as of May 31, 2023, on the notional amount of the swap agreement paid to the counterparty or received from the counterparty, excluding any commissions. This amount is included as part of the unrealized appreciation/(depreciation).

d  The Fund discloses amounts due to the Fund from the counterparty (unrealized appreciation on swap agreements) at period end as an asset on its Statement of Assets and Liabilities. Amounts due to the counterparty from the Fund (unrealized depreciation on swap agreements) are disclosed as a liability on its Statement of Assets and Liabilities. The Fund presents these amounts on a gross basis and does not offset or "net" these amounts on its Statement of Assets and Liabilities.

e  Represents the "uncollateralized" amount due from or (to) the counterparty at period end. These amounts could be due to timing differences between the movement of collateral in relation to market movements, or due to agreement provisions allowing minimum "thresholds" that would need to be exceeded prior to the movement of collateral. To the extent that a net amount is due from a counterparty, the Fund would be exposed to the counterparty by such amount and could suffer losses or delays in recovery of that amount in the event of a counterparty default.

f  In order to facilitate the daily valuation of these swap transactions as of close of business New York time, one or more financial products traded on a U.S. exchange are used as the reference entity as a surrogate for the respective underlying index for the purposes of both daily valuation calculation as well as final settlement of the swap.

See accompanying notes to the financial statements.

PROSHARES TRUST SCHEDULE OF PORTFOLIO INVESTMENTS :: MAY 31, 2023 :: ULTRASHORT MSCI EAFE EFU :: 149

Investments	Principal Amount	Value
Short-Term Investments — 79.8%
Repurchase Agreements (a) — 79.8%
Repurchase Agreements with various counterparties, rates 4.95% - 5.05%, dated 5/31/2023, due 6/1/2023, total to be received $7,191,005 (Cost $7,189,997)	$7,189,997	$7,189,997
Total Investments — 79.8% (Cost $7,189,997)		7,189,997
Other assets less liabilities — 20.2%		1,818,820
Net Assets — 100.0%		$9,008,817

(a)  The Fund invests in Repurchase Agreements jointly with other funds in the Trust. See "Repurchase Agreements" in the Notes to Financial Statements to view the details of each individual agreement and counterparty as well as a description of the securities subject to repurchase.

As of May 31, 2023, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investment securities and derivative instruments, if applicable, for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$418,284
Aggregate gross unrealized depreciation	—
Net unrealized appreciation	$418,284
Federal income tax cost	$7,189,997

Swap Agreementsa,f

UltraShort MSCI Emerging Markets had the following open non-exchange traded total return swap agreements as of May 31, 2023:

Notional Amount ($)	Termination Date[b]	Counterparty	Rate Paid (Received)[c]	Reference Instrument	Value and Unrealized Appreciation[d] ($)	Financial Instruments for the Benefit of (the Fund)/the Counterparty ($)	Cash Collateral for the Benefit of (the Fund)/the Counterparty ($)	Net Amount[e] ($)
(5,162,398)	11/14/2024	Citibank NA	(4.53)%	iShares® MSCI Emerging Markets ETF	161,585	—	—	161,585
(2,514,890)	11/14/2024	Goldman Sachs International	(4.58)%	iShares® MSCI Emerging Markets ETF	41,270	—	—	41,270
(6,710,245)	11/14/2024	Societe Generale	(3.38)%	iShares® MSCI Emerging Markets ETF	163,089	—	—	163,089
(3,579,701)	3/6/2025	UBS AG	(3.98)%	iShares® MSCI Emerging Markets ETF	52,340	—	—	52,340
(17,967,234)					418,284
				Total Unrealized Appreciation	418,284

a  The Fund's Swap Agreements are not accounted for as hedging instruments under ASC 815.

b  Agreements may be terminated at will by either party without penalty. Payment is due at termination/maturity.

c  Reflects the floating financing rate, as of May 31, 2023, on the notional amount of the swap agreement paid to the counterparty or received from the counterparty, excluding any commissions. This amount is included as part of the unrealized appreciation/(depreciation).

d  The Fund discloses amounts due to the Fund from the counterparty (unrealized appreciation on swap agreements) at period end as an asset on its Statement of Assets and Liabilities. Amounts due to the counterparty from the Fund (unrealized depreciation on swap agreements) are disclosed as a liability on its Statement of Assets and Liabilities. The Fund presents these amounts on a gross basis and does not offset or "net" these amounts on its Statement of Assets and Liabilities.

e  Represents the "uncollateralized" amount due from or (to) the counterparty at period end. These amounts could be due to timing differences between the movement of collateral in relation to market movements, or due to agreement provisions allowing minimum "thresholds" that would need to be exceeded prior to the movement of collateral. To the extent that a net amount is due from a counterparty, the Fund would be exposed to the counterparty by such amount and could suffer losses or delays in recovery of that amount in the event of a counterparty default.

f  In order to facilitate the daily valuation of these swap transactions as of close of business New York time, one or more financial products traded on a U.S. exchange are used as the reference entity as a surrogate for the respective underlying index for the purposes of both daily valuation calculation as well as final settlement of the swap.

See accompanying notes to the financial statements.

150 :: EEV ULTRASHORT MSCI EMERGING MARKETS :: MAY 31, 2023 :: SCHEDULE OF PORTFOLIO INVESTMENTS PROSHARES TRUST

Investments	Principal Amount	Value
Short-Term Investments — 72.8%
Repurchase Agreements (a) — 72.8%
Repurchase Agreements with various counterparties, rates 4.95% - 5.05%, dated 5/31/2023, due 6/1/2023, total to be received $4,351,034 (Cost $4,350,426)	$4,350,426	$4,350,426
Total Investments — 72.8% (Cost $4,350,426)		4,350,426
Other assets less liabilities — 27.2%		1,622,457
Net Assets — 100.0%		$5,972,883

(a)  The Fund invests in Repurchase Agreements jointly with other funds in the Trust. See "Repurchase Agreements" in the Notes to Financial Statements to view the details of each individual agreement and counterparty as well as a description of the securities subject to repurchase.

As of May 31, 2023, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investment securities and derivative instruments, if applicable, for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$—
Aggregate gross unrealized depreciation	(816,009)
Net unrealized depreciation	$(816,009)
Federal income tax cost	$4,350,426

Swap Agreementsa,f

UltraShort MSCI Japan had the following open non-exchange traded total return swap agreements as of May 31, 2023:

Notional Amount ($)	Termination Date[b]	Counterparty	Rate Paid (Received)[c]	Reference Instrument	Value and Unrealized Depreciation[d] ($)	Financial Instruments for the Benefit of (the Fund)/the Counterparty ($)	Cash Collateral for the Benefit of (the Fund)/the Counterparty ($)	Net Amount[e] ($)
(4,360,931)	4/10/2024	Bank of America NA	(4.63)%	iShares® MSCI Japan ETF	(655,954)	—	655,954	—
(1,095,038)	11/14/2024	Morgan Stanley & Co. International plc	(4.53)%	iShares® MSCI Japan ETF	(23,807)	—	23,807	—
(3,664,942)	11/14/2024	Societe Generale	(3.93)%	iShares® MSCI Japan ETF	(88,226)	—	88,226	—
(2,798,879)	11/14/2024	UBS AG	(4.43)%	iShares® MSCI Japan ETF	(48,022)	—	48,022	—
(11,919,790)					(816,009)
				Total Unrealized Depreciation	(816,009)

a  The Fund's Swap Agreements are not accounted for as hedging instruments under ASC 815.

b  Agreements may be terminated at will by either party without penalty. Payment is due at termination/maturity.

c  Reflects the floating financing rate, as of May 31, 2023, on the notional amount of the swap agreement paid to the counterparty or received from the counterparty, excluding any commissions. This amount is included as part of the unrealized appreciation/(depreciation).

d  The Fund discloses amounts due to the Fund from the counterparty (unrealized appreciation on swap agreements) at period end as an asset on its Statement of Assets and Liabilities. Amounts due to the counterparty from the Fund (unrealized depreciation on swap agreements) are disclosed as a liability on its Statement of Assets and Liabilities. The Fund presents these amounts on a gross basis and does not offset or "net" these amounts on its Statement of Assets and Liabilities.

e  Represents the "uncollateralized" amount due from or (to) the counterparty at period end. These amounts could be due to timing differences between the movement of collateral in relation to market movements, or due to agreement provisions allowing minimum "thresholds" that would need to be exceeded prior to the movement of collateral. To the extent that a net amount is due from a counterparty, the Fund would be exposed to the counterparty by such amount and could suffer losses or delays in recovery of that amount in the event of a counterparty default.

f  In order to facilitate the daily valuation of these swap transactions as of close of business New York time, one or more financial products traded on a U.S. exchange are used as the reference entity as a surrogate for the respective underlying index for the purposes of both daily valuation calculation as well as final settlement of the swap.

See accompanying notes to the financial statements.

PROSHARES TRUST SCHEDULE OF PORTFOLIO INVESTMENTS :: MAY 31, 2023 :: ULTRASHORT MSCI JAPAN EWV :: 151

Investments	Principal Amount	Value
Short-Term Investments — 58.9%
Repurchase Agreements (a) — 58.9%
Repurchase Agreements with various counterparties, rates 4.95% - 5.05%, dated 5/31/2023, due 6/1/2023, total to be received $3,015,955 (Cost $3,015,533)	$3,015,533	$3,015,533
Total Investments — 58.9% (Cost $3,015,533)		3,015,533
Other assets less liabilities — 41.1%		2,107,895
Net Assets — 100.0%		$5,123,428

(a)  The Fund invests in Repurchase Agreements jointly with other funds in the Trust. See "Repurchase Agreements" in the Notes to Financial Statements to view the details of each individual agreement and counterparty as well as a description of the securities subject to repurchase.

As of May 31, 2023, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investment securities and derivative instruments, if applicable, for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$1,421,386
Aggregate gross unrealized depreciation	(1,287,170)
Net unrealized appreciation	$134,216
Federal income tax cost	$3,015,533

Swap Agreementsa

UltraShort Nasdaq Biotechnology had the following open non-exchange traded total return swap agreements as of May 31, 2023:

Notional Amount ($)	Termination Date[b]	Counterparty	Rate Paid (Received)[c]	Reference Instrument	Value and Unrealized Appreciation/ (Depreciation)[d] ($)	Financial Instruments for the Benefit of (the Fund)/the Counterparty ($)	Cash Collateral for the Benefit of (the Fund)/the Counterparty ($)	Net Amount[e] ($)
(2,781,825)	3/6/2025	Bank of America NA	(4.83)%	NASDAQ Biotechnology Index®	134,020	—	—	134,020
(2,447,843)	11/6/2023	BNP Paribas SA	(4.88)%	NASDAQ Biotechnology Index®	(1,247,597)	—	1,220,000	(27,597)
(244,377)	3/6/2025	Citibank NA	(4.08)%	NASDAQ Biotechnology Index®	(13,282)	—	13,282	—
(1,262,614)	3/6/2024	Morgan Stanley & Co. International plc	(4.53)%	NASDAQ Biotechnology Index®	21,921	—	—	21,921
(3,205,412)	11/14/2024	Societe Generale	(4.93)%	NASDAQ Biotechnology Index®	(26,291)	—	26,291	—
(313,617)	11/6/2023	UBS AG	(4.08)%	NASDAQ Biotechnology Index®	1,265,445	(1,265,445)	—	—
(10,255,688)					134,216
				Total Unrealized Appreciation	1,421,386
				Total Unrealized Depreciation	(1,287,170)

a  The Fund's Swap Agreements are not accounted for as hedging instruments under ASC 815.

b  Agreements may be terminated at will by either party without penalty. Payment is due at termination/maturity.

c  Reflects the floating financing rate, as of May 31, 2023, on the notional amount of the swap agreement paid to the counterparty or received from the counterparty, excluding any commissions. This amount is included as part of the unrealized appreciation/(depreciation).
See accompanying notes to the financial statements.

152 :: BIS ULTRASHORT NASDAQ BIOTECHNOLOGY :: MAY 31, 2023 :: SCHEDULE OF PORTFOLIO INVESTMENTS PROSHARES TRUST

d  The Fund discloses amounts due to the Fund from the counterparty (unrealized appreciation on swap agreements) at period end as an asset on its Statement of Assets and Liabilities. Amounts due to the counterparty from the Fund (unrealized depreciation on swap agreements) are disclosed as a liability on its Statement of Assets and Liabilities. The Fund presents these amounts on a gross basis and does not offset or "net" these amounts on its Statement of Assets and Liabilities.

e  Represents the "uncollateralized" amount due from or (to) the counterparty at period end. These amounts could be due to timing differences between the movement of collateral in relation to market movements, or due to agreement provisions allowing minimum "thresholds" that would need to be exceeded prior to the movement of collateral. To the extent that a net amount is due from a counterparty, the Fund would be exposed to the counterparty by such amount and could suffer losses or delays in recovery of that amount in the event of a counterparty default.

See accompanying notes to the financial statements.

PROSHARES TRUST SCHEDULE OF PORTFOLIO INVESTMENTS :: MAY 31, 2023 :: ULTRASHORT NASDAQ BIOTECHNOLOGY BIS :: 153

Investments	Principal Amount	Value
Short-Term Investments — 113.5%
Repurchase Agreements (a) — 20.3%
Repurchase Agreements with various counterparties, rates 4.95% - 5.05%, dated 5/31/2023, due 6/1/2023, total to be received $108,476,069 (Cost $108,460,888)	$108,460,888	$108,460,888
U.S. Treasury Obligations (b) — 93.2%
U.S. Treasury Bills
4.79%, 7/11/2023 (c)	30,000,000	29,834,000
4.88%, 8/3/2023 (c)	25,000,000	24,775,398
4.92%, 8/8/2023 (c)	25,000,000	24,765,719
5.12%, 8/15/2023 (c)	25,000,000	24,734,627
5.15%, 8/17/2023 (c)	25,000,000	24,728,829
5.07%, 8/22/2023 (c)	50,000,000	49,415,276
5.07%, 8/31/2023 (c)	25,000,000	24,668,324
4.66%, 9/14/2023 (c)	50,000,000	49,262,083
5.23%, 9/19/2023 (c)	50,000,000	49,207,466
4.76%, 9/21/2023 (c)	75,000,000	73,811,983
4.84%, 10/12/2023 (c)	50,000,000	49,034,365
5.22%, 11/2/2023 (c)	25,000,000	24,444,557
5.20%, 11/9/2023 (c)	25,000,000	24,409,294
5.36%, 11/24/2023 (c)	25,000,000	24,364,424
Total U.S. Treasury Obligations (Cost $497,823,977)		497,456,345
Total Short-Term Investments (Cost $606,284,865)		605,917,233
Total Investments — 113.5% (Cost $606,284,865)		605,917,233
Liabilities in excess of other assets — (13.5%)		(71,970,246)
Net Assets — 100.0%		$533,946,987

(a)  The Fund invests in Repurchase Agreements jointly with other funds in the Trust. See "Repurchase Agreements" in the Notes to Financial Statements to view the details of each individual agreement and counterparty as well as a description of the securities subject to repurchase.

(b)  All or a portion of these securities are segregated in connection with obligations for swaps with a total value of $131,708,917.

(c)  The rate shown was the current yield as of May 31, 2023.

As of May 31, 2023, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investment securities and derivative instruments, if applicable, for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$2,991
Aggregate gross unrealized depreciation	(189,935,151)
Net unrealized depreciation	$(189,932,160)
Federal income tax cost	$606,284,865

Futures Contracts Sold

UltraShort QQQ had the following open short futures contracts as of May 31, 2023:

	Number of Contracts	Expiration Date	Trading Currency	Notional Amount	Value and Unrealized Depreciation
NASDAQ 100 E-Mini Index	94	6/16/2023	USD	$26,884,940	$(2,158,520)

See accompanying notes to the financial statements.

154 :: QID ULTRASHORT QQQ :: MAY 31, 2023 :: SCHEDULE OF PORTFOLIO INVESTMENTS PROSHARES TRUST

Swap Agreementsa

UltraShort QQQ had the following open non-exchange traded total return swap agreements as of May 31, 2023:

Notional Amount ($)	Termination Date[b]	Counterparty	Rate Paid (Received)[c]	Reference Instrument	Value and Unrealized Depreciation[d] ($)	Financial Instruments for the Benefit of (the Fund)/the Counterparty ($)	Cash Collateral for the Benefit of (the Fund)/the Counterparty ($)	Net Amount[e] ($)
(112,878,139)	11/14/2024	Bank of America NA	(5.38)%	NASDAQ-100 Index®	(16,265,403)	—	16,265,403	—
(127,930,458)	11/6/2023	Barclays Capital	(5.28)%	NASDAQ-100 Index®	(45,999,162)	—	45,999,162	—
(80,763,674)	11/14/2024	BNP Paribas SA	(5.43)%	NASDAQ-100 Index®	(18,155,343)	18,155,343	—	—
(166,373,738)	3/6/2025	Citibank NA	(5.56)%	NASDAQ-100 Index®	(11,880,630)	11,880,630	—	—
(42,505,696)	11/7/2024	Goldman Sachs International	(5.43)%	NASDAQ-100 Index®	(4,678,376)	1,678,376	3,000,000	—
(170,706,982)	11/7/2023	J.P. Morgan Securities	(5.23)%	NASDAQ-100 Index®	(11,820,316)	11,820,316	—	—
(99,293,991)	3/6/2024	Morgan Stanley & Co. International plc	(4.88)%	NASDAQ-100 Index®	(27,530,895)	19,711,895	7,819,000	—
(172,488,743)	4/8/2024	Societe Generale	(5.63)%	NASDAQ-100 Index®	(29,618,843)	29,618,843	—	—
(68,130,830)	11/7/2024	UBS AG	(5.23)%	NASDAQ-100 Index®	(21,457,040)	—	21,457,040	—
(1,041,072,251)					(187,406,008)
				Total Unrealized Depreciation	(187,406,008)

a  The Fund's Swap Agreements are not accounted for as hedging instruments under ASC 815.

b  Agreements may be terminated at will by either party without penalty. Payment is due at termination/maturity.

c  Reflects the floating financing rate, as of May 31, 2023, on the notional amount of the swap agreement paid to the counterparty or received from the counterparty, excluding any commissions. This amount is included as part of the unrealized appreciation/(depreciation).

d  The Fund discloses amounts due to the Fund from the counterparty (unrealized appreciation on swap agreements) at period end as an asset on its Statement of Assets and Liabilities. Amounts due to the counterparty from the Fund (unrealized depreciation on swap agreements) are disclosed as a liability on its Statement of Assets and Liabilities. The Fund presents these amounts on a gross basis and does not offset or "net" these amounts on its Statement of Assets and Liabilities.

e  Represents the "uncollateralized" amount due from or (to) the counterparty at period end. These amounts could be due to timing differences between the movement of collateral in relation to market movements, or due to agreement provisions allowing minimum "thresholds" that would need to be exceeded prior to the movement of collateral. To the extent that a net amount is due from a counterparty, the Fund would be exposed to the counterparty by such amount and could suffer losses or delays in recovery of that amount in the event of a counterparty default.

Abbreviations

USD  U.S. Dollar

See accompanying notes to the financial statements.

PROSHARES TRUST SCHEDULE OF PORTFOLIO INVESTMENTS :: MAY 31, 2023 :: ULTRASHORT QQQ QID :: 155

Investments	Principal Amount	Value
Short-Term Investments — 89.6%
Repurchase Agreements (a) — 89.6%
Repurchase Agreements with various counterparties, rates 4.95% - 5.05%, dated 5/31/2023, due 6/1/2023, total to be received $59,247,058 (Cost $59,238,768)	$59,238,768	$59,238,768
Total Investments — 89.6% (Cost $59,238,768)		59,238,768
Other assets less liabilities — 10.4%		6,860,208
Net Assets — 100.0%		$66,098,976

(a)  The Fund invests in Repurchase Agreements jointly with other funds in the Trust. See "Repurchase Agreements" in the Notes to Financial Statements to view the details of each individual agreement and counterparty as well as a description of the securities subject to repurchase.

As of May 31, 2023, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investment securities and derivative instruments, if applicable, for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$1,173,217
Aggregate gross unrealized depreciation	(1,553,771)
Net unrealized depreciation	$(380,554)
Federal income tax cost	$59,238,768

Swap Agreementsa

UltraShort Real Estate had the following open non-exchange traded total return swap agreements as of May 31, 2023:

Notional Amount ($)	Termination Date[b]	Counterparty	Rate Paid (Received)[c]	Reference Instrument	Value and Unrealized Appreciation/ (Depreciation)[d] ($)	Financial Instruments for the Benefit of (the Fund)/the Counterparty ($)	Cash Collateral for the Benefit of (the Fund)/the Counterparty ($)	Net Amount[e] ($)
(81,452,608)	3/6/2025	Bank of America NA	(5.43)%	S&P Real Estate Select Sector Index[f]	1,117,295	(1,117,295)	—	—
(35,020,686)	3/6/2025	BNP Paribas SA	(5.28)%	S&P Real Estate Select Sector Index[f]	(693,148)	—	693,148	—
(1,558,936)	4/7/2025	Citibank NA	(4.98)%	S&P Real Estate Select Sector Index[f]	55,922	—	—	55,922
(6,732,662)	3/6/2025	Goldman Sachs International	(5.18)%	S&P Real Estate Select Sector Index[f]	(497,625)	—	497,625	—
(5,600,335)	3/6/2025	Societe Generale	(5.13)%	S&P Real Estate Select Sector Index[f]	(67,075)	—	67,075	—
(1,964,525)	3/6/2025	UBS AG	(4.73)%	S&P Real Estate Select Sector Index[f]	(295,923)	—	295,923	—
(132,329,752)					(380,554)
				Total Unrealized Appreciation	1,173,217
				Total Unrealized Depreciation	(1,553,771)

a  The Fund's Swap Agreements are not accounted for as hedging instruments under ASC 815.

b  Agreements may be terminated at will by either party without penalty. Payment is due at termination/maturity.

c  Reflects the floating financing rate, as of May 31, 2023, on the notional amount of the swap agreement paid to the counterparty or received from the counterparty, excluding any commissions. This amount is included as part of the unrealized appreciation/(depreciation).

d  The Fund discloses amounts due to the Fund from the counterparty (unrealized appreciation on swap agreements) at period end as an asset on its Statement of Assets and Liabilities. Amounts due to the counterparty from the Fund (unrealized depreciation on swap agreements) are disclosed as a liability on its Statement of Assets and Liabilities. The Fund presents these amounts on a gross basis and does not offset or "net" these amounts on its Statement of Assets and Liabilities.

e  Represents the "uncollateralized" amount due from or (to) the counterparty at period end. These amounts could be due to timing differences between the movement of collateral in relation to market movements, or due to agreement provisions allowing minimum "thresholds" that would need to be exceeded prior to the movement of collateral. To the extent that a net amount is due from a counterparty, the Fund would be exposed to the counterparty by such amount and could suffer losses or delays in recovery of that amount in the event of a counterparty default.

f  See the Common Stocks section of the Schedule of Portfolio Investments of ProShares Ultra Real Estate for the components of the underlying reference instrument and their relative weightings.

See accompanying notes to the financial statements.

156 :: SRS ULTRASHORT REAL ESTATE :: MAY 31, 2023 :: SCHEDULE OF PORTFOLIO INVESTMENTS PROSHARES TRUST

Investments	Principal Amount	Value
Short-Term Investments — 90.2%
Repurchase Agreements (a) — 50.4%
Repurchase Agreements with various counterparties, rates 4.95% - 5.05%, dated 5/31/2023, due 6/1/2023, total to be received $62,318,466 (Cost $62,309,744)	$62,309,744	$62,309,744
U.S. Treasury Obligations (b) — 39.8%
U.S. Treasury Bills
4.68%, 9/7/2023 (c)	25,000,000	24,656,819
5.22%, 11/2/2023 (c)	25,000,000	24,444,557
Total U.S. Treasury Obligations (Cost $49,143,910)		49,101,376
Total Short-Term Investments (Cost $111,453,654)		111,411,120
Total Investments — 90.2% (Cost $111,453,654)		111,411,120
Other assets less liabilities — 9.8%		12,134,576
Net Assets — 100.0%		$123,545,696

(a)  The Fund invests in Repurchase Agreements jointly with other funds in the Trust. See "Repurchase Agreements" in the Notes to Financial Statements to view the details of each individual agreement and counterparty as well as a description of the securities subject to repurchase.

(b)  All or a portion of these securities are segregated in connection with obligations for swaps with a total value of $46,348.

(c)  The rate shown was the current yield as of May 31, 2023.

As of May 31, 2023, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investment securities and derivative instruments, if applicable, for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$5,848,998
Aggregate gross unrealized depreciation	(15,941,875)
Net unrealized depreciation	$(10,092,877)
Federal income tax cost	$111,453,654

Futures Contracts Sold

UltraShort Russell2000 had the following open short futures contracts as of May 31, 2023:

	Number of Contracts	Expiration Date	Trading Currency	Notional Amount	Value and Unrealized Appreciation
Russell 2000 E-Mini Index	100	6/16/2023	USD	$8,759,000	$103,128

Swap Agreementsa

UltraShort Russell2000 had the following open non-exchange traded total return swap agreements as of May 31, 2023:

Notional Amount ($)	Termination Date[b]	Counterparty	Rate Paid (Received)[c]	Reference Instrument	Value and Unrealized Appreciation/ (Depreciation)[d] ($)	Financial Instruments for the Benefit of (the Fund)/the Counterparty ($)	Cash Collateral for the Benefit of (the Fund)/the Counterparty ($)	Net Amount[e] ($)
(11,260,747)	3/6/2024	Bank of America NA	(4.43)%	Russell 2000® Index	(1,547,203)	—	1,547,203	—
(42,187,561)	11/6/2023	Barclays Capital	(5.18)%	Russell 2000® Index	(707,004)	—	707,004	—
(26,984,852)	2/11/2025	BNP Paribas SA	(4.93)%	Russell 2000® Index	199,366	—	(3,027)	196,339
(8,118,376)	3/6/2025	Citibank NA	(4.89)%	Russell 2000® Index	(451,221)	—	451,221	—
(1,961,358)	11/7/2024	Goldman Sachs International	(5.08)%	Russell 2000® Index	352,439	(284,712)	—	67,727

See accompanying notes to the financial statements.

PROSHARES TRUST SCHEDULE OF PORTFOLIO INVESTMENTS :: MAY 31, 2023 :: ULTRASHORT RUSSELL2000 TWM :: 157

Notional Amount ($)	Termination Date[b]	Counterparty	Rate Paid (Received)[c]	Reference Instrument	Value and Unrealized Appreciation/ (Depreciation)[d] ($)	Financial Instruments for the Benefit of (the Fund)/the Counterparty ($)	Cash Collateral for the Benefit of (the Fund)/the Counterparty ($)	Net Amount[e] ($)
(41,303,987)	11/6/2023	Morgan Stanley & Co. International plc	(4.78)%	Russell 2000® Index	1,119,971
(20,023,608)	11/6/2023	Morgan Stanley & Co. International plc	(4.78)%	iShares® Russell 2000 ETF	525,592
(61,327,595)					1,645,563	(1,462,312)	(23,000)	160,251
(47,543,239)	11/6/2023	Societe Generale	(4.73)%	Russell 2000® Index	(13,193,913)	—	13,173,000	(20,913)
(38,964,452)	11/7/2024	UBS AG	(4.58)%	Russell 2000® Index	3,548,502	(3,080,826)	—	467,676
(238,348,180)					(10,153,471)
				Total Unrealized Appreciation	5,745,870
				Total Unrealized Depreciation	(15,899,341)

a  The Fund's Swap Agreements are not accounted for as hedging instruments under ASC 815.

b  Agreements may be terminated at will by either party without penalty. Payment is due at termination/maturity.

c  Reflects the floating financing rate, as of May 31, 2023, on the notional amount of the swap agreement paid to the counterparty or received from the counterparty, excluding any commissions. This amount is included as part of the unrealized appreciation/(depreciation).

d  The Fund discloses amounts due to the Fund from the counterparty (unrealized appreciation on swap agreements) at period end as an asset on its Statement of Assets and Liabilities. Amounts due to the counterparty from the Fund (unrealized depreciation on swap agreements) are disclosed as a liability on its Statement of Assets and Liabilities. The Fund presents these amounts on a gross basis and does not offset or "net" these amounts on its Statement of Assets and Liabilities.

e  Represents the "uncollateralized" amount due from or (to) the counterparty at period end. These amounts could be due to timing differences between the movement of collateral in relation to market movements, or due to agreement provisions allowing minimum "thresholds" that would need to be exceeded prior to the movement of collateral. To the extent that a net amount is due from a counterparty, the Fund would be exposed to the counterparty by such amount and could suffer losses or delays in recovery of that amount in the event of a counterparty default.

Abbreviations

USD  U.S. Dollar

See accompanying notes to the financial statements.

158 :: TWM ULTRASHORT RUSSELL2000 :: MAY 31, 2023 :: SCHEDULE OF PORTFOLIO INVESTMENTS PROSHARES TRUST

Investments	Principal Amount	Value
Short-Term Investments — 109.6%
Repurchase Agreements (a) — 14.4%
Repurchase Agreements with various counterparties, rates 4.95% - 5.05%, dated 5/31/2023, due 6/1/2023, total to be received $160,560,339 (Cost $160,537,867)	$160,537,867	$160,537,867
U.S. Treasury Obligations (b) — 95.2%
U.S. Treasury Bills
4.79%, 7/11/2023 (c)	25,000,000	24,861,667
4.71%, 7/13/2023 (c)	100,000,000	99,409,054
4.72%, 7/20/2023 (c)	50,000,000	49,655,298
4.88%, 8/3/2023 (c)	25,000,000	24,775,398
4.92%, 8/8/2023 (c)	100,000,000	99,062,875
5.12%, 8/15/2023 (c)	50,000,000	49,469,254
5.15%, 8/17/2023 (c)	25,000,000	24,728,829
5.07%, 8/22/2023 (c)	50,000,000	49,415,276
5.24%, 8/24/2023 (c)	25,000,000	24,699,632
5.16%, 8/29/2023 (c)	25,000,000	24,679,229
5.07%, 8/31/2023 (c)	25,000,000	24,668,324
5.10%, 9/5/2023 (c)	25,000,000	24,664,633
4.84%, 9/7/2023 (c)	50,000,000	49,313,637
5.02%, 9/12/2023 (c)	25,000,000	24,637,354
4.66%, 9/14/2023 (c)	75,000,000	73,893,125
5.23%, 9/19/2023 (c)	50,000,000	49,207,465
4.74%, 9/21/2023 (c)	100,000,000	98,415,978
4.80%, 9/28/2023 (c)	25,000,000	24,583,913
4.84%, 10/12/2023 (c)	50,000,000	49,034,365
5.32%, 10/26/2023 (c)	50,000,000	48,926,339
5.22%, 11/2/2023 (c)	75,000,000	73,333,672
5.20%, 11/9/2023 (c)	25,000,000	24,409,294
5.36%, 11/24/2023 (c)	25,000,000	24,364,424
Total U.S. Treasury Obligations (Cost $1,060,867,455)		1,060,209,035
Total Short-Term Investments (Cost $1,221,405,322)		1,220,746,902
Total Investments — 109.6% (Cost $1,221,405,322)		1,220,746,902
Liabilities in excess of other assets — (9.6%)		(106,608,630)
Net Assets — 100.0%		$1,114,138,272

(a)  The Fund invests in Repurchase Agreements jointly with other funds in the Trust. See "Repurchase Agreements" in the Notes to Financial Statements to view the details of each individual agreement and counterparty as well as a description of the securities subject to repurchase.

(b)  All or a portion of these securities are segregated in connection with obligations for swaps with a total value of $284,172,596.

(c)  The rate shown was the current yield as of May 31, 2023.

As of May 31, 2023, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investment securities and derivative instruments, if applicable, for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$4,498
Aggregate gross unrealized depreciation	(126,478,282)
Net unrealized depreciation	$(126,473,784)
Federal income tax cost	$1,221,405,322

Futures Contracts Sold

UltraShort S&P500® had the following open short futures contracts as of May 31, 2023:

	Number of Contracts	Expiration Date	Trading Currency	Notional Amount	Value and Unrealized Depreciation
E-Mini S&P 500 Futures Contracts	259	6/16/2023	USD	$54,266,975	$(1,584,810)

See accompanying notes to the financial statements.

PROSHARES TRUST SCHEDULE OF PORTFOLIO INVESTMENTS :: MAY 31, 2023 :: ULTRASHORT S&P500® SDS :: 159

Swap Agreementsa

UltraShort S&P500® had the following open non-exchange traded total return swap agreements as of May 31, 2023:

Notional Amount ($)	Termination Date[b]	Counterparty	Rate Paid (Received)[c]	Reference Instrument	Value and Unrealized Depreciation[d] ($)	Financial Instruments for the Benefit of (the Fund)/the Counterparty ($)	Cash Collateral for the Benefit of (the Fund)/the Counterparty ($)	Net Amount[e] ($)
(206,400,005)	3/6/2025	Bank of America NA	(5.13)%	S&P 500®	(787,871)	527,871	260,000	—
(294,586,059)	2/11/2025	BNP Paribas SA	(5.38)%	S&P 500®	(2,643,795)	—	2,643,795	—
(285,478,209)	4/8/2024	Citibank NA	(5.56)%	S&P 500®	(43,624,913)	43,624,913	—	—
(391,161,031)	11/7/2024	Goldman Sachs International	(5.43)%	S&P 500®	(18,541,975)	18,541,975	—	—
(387,202,732)	3/6/2024	J.P. Morgan Securities	(5.23)%	S&P 500®	(29,722,688)	29,722,688	—	—
(141,800,733)	3/6/2025	Morgan Stanley & Co. International plc	(4.88)%	S&P 500®	(1,879,721)	979,720	900,001	—
(200,276,554)	11/14/2024	Societe Generale	(5.28)%	S&P 500®	(17,855,879)	14,471,879	3,384,000	—
(267,219,291)	11/7/2024	UBS AG	(5.23)%	S&P 500®	(9,173,712)	9,173,712	—	—
(2,174,124,614)					(124,230,554)
				Total Unrealized Depreciation	(124,230,554)

a  The Fund's Swap Agreements are not accounted for as hedging instruments under ASC 815.

b  Agreements may be terminated at will by either party without penalty. Payment is due at termination/maturity.

c  Reflects the floating financing rate, as of May 31, 2023, on the notional amount of the swap agreement paid to the counterparty or received from the counterparty, excluding any commissions. This amount is included as part of the unrealized appreciation/(depreciation).

d  The Fund discloses amounts due to the Fund from the counterparty (unrealized appreciation on swap agreements) at period end as an asset on its Statement of Assets and Liabilities. Amounts due to the counterparty from the Fund (unrealized depreciation on swap agreements) are disclosed as a liability on its Statement of Assets and Liabilities. The Fund presents these amounts on a gross basis and does not offset or "net" these amounts on its Statement of Assets and Liabilities.

e  Represents the "uncollateralized" amount due from or (to) the counterparty at period end. These amounts could be due to timing differences between the movement of collateral in relation to market movements, or due to agreement provisions allowing minimum "thresholds" that would need to be exceeded prior to the movement of collateral. To the extent that a net amount is due from a counterparty, the Fund would be exposed to the counterparty by such amount and could suffer losses or delays in recovery of that amount in the event of a counterparty default.

Abbreviations

USD  U.S. Dollar

See accompanying notes to the financial statements.

160 :: SDS ULTRASHORT S&P500® :: MAY 31, 2023 :: SCHEDULE OF PORTFOLIO INVESTMENTS PROSHARES TRUST

Investments	Principal Amount	Value
Short-Term Investments — 98.8%
Repurchase Agreements (a) — 98.8%
Repurchase Agreements with various counterparties, rates 4.95% - 5.05%, dated 5/31/2023, due 6/1/2023, total to be received $7,117,426 (Cost $7,116,431)	$7,116,431	$7,116,431
Total Investments — 98.8% (Cost $7,116,431)		7,116,431
Other assets less liabilities — 1.2%		84,949
Net Assets — 100.0%		$7,201,380

(a)  The Fund invests in Repurchase Agreements jointly with other funds in the Trust. See "Repurchase Agreements" in the Notes to Financial Statements to view the details of each individual agreement and counterparty as well as a description of the securities subject to repurchase.

As of May 31, 2023, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investment securities and derivative instruments, if applicable, for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$—
Aggregate gross unrealized depreciation	(8,782,780)
Net unrealized depreciation	$(8,782,780)
Federal income tax cost	$7,116,431

Swap Agreementsa

UltraShort Semiconductors had the following open non-exchange traded total return swap agreements as of May 31, 2023:

Notional Amount ($)	Termination Date[b]	Counterparty	Rate Paid (Received)[c]	Reference Instrument	Value and Unrealized Depreciation[d] ($)	Financial Instruments for the Benefit of (the Fund)/the Counterparty ($)	Cash Collateral for the Benefit of (the Fund)/the Counterparty ($)	Net Amount[e] ($)
(1,363,589)	3/6/2025	Bank of America NA	(5.08)%	Dow Jones U.S. SemiconductorsSM Index[f]	(416,998)	—	390,000	(26,998)
(1,327,467)	11/6/2023	BNP Paribas SA	(5.18)%	Dow Jones U.S. SemiconductorsSM Index[f]	(1,259,495)	—	1,110,000	(149,495)
(1,047,525)	3/6/2024	Goldman Sachs International	(5.18)%	Dow Jones U.S. SemiconductorsSM Index[f]	(319,580)	—	319,580	—
(3,919,189)	3/6/2025	J.P. Morgan Securities	(5.28)%	Dow Jones U.S. SemiconductorsSM Index[f]	(769,938)	—	769,938	—
(4,488,104)	3/6/2024	Morgan Stanley & Co. International plc	(4.73)%	Dow Jones U.S. SemiconductorsSM Index[f]	(4,391,597)	—	4,391,597	—
(1,029,465)	11/14/2024	Societe Generale	(5.08)%	Dow Jones U.S. SemiconductorsSM Index[f]	(474,275)	—	320,000	(154,275)
(1,201,042)	3/6/2024	UBS AG	(5.18)%	Dow Jones U.S. SemiconductorsSM Index[f]	(1,150,897)	—	1,141,000	(9,897)
(14,376,381)					(8,782,780)
				Total Unrealized Depreciation	(8,782,780)

a  The Fund's Swap Agreements are not accounted for as hedging instruments under ASC 815.

b  Agreements may be terminated at will by either party without penalty. Payment is due at termination/maturity.

c  Reflects the floating financing rate, as of May 31, 2023, on the notional amount of the swap agreement paid to the counterparty or received from the counterparty, excluding any commissions. This amount is included as part of the unrealized appreciation/(depreciation).

See accompanying notes to the financial statements.

PROSHARES TRUST SCHEDULE OF PORTFOLIO INVESTMENTS :: MAY 31, 2023 :: ULTRASHORT SEMICONDUCTORS SSG :: 161

d  The Fund discloses amounts due to the Fund from the counterparty (unrealized appreciation on swap agreements) at period end as an asset on its Statement of Assets and Liabilities. Amounts due to the counterparty from the Fund (unrealized depreciation on swap agreements) are disclosed as a liability on its Statement of Assets and Liabilities. The Fund presents these amounts on a gross basis and does not offset or "net" these amounts on its Statement of Assets and Liabilities.

e  Represents the "uncollateralized" amount due from or (to) the counterparty at period end. These amounts could be due to timing differences between the movement of collateral in relation to market movements, or due to agreement provisions allowing minimum "thresholds" that would need to be exceeded prior to the movement of collateral. To the extent that a net amount is due from a counterparty, the Fund would be exposed to the counterparty by such amount and could suffer losses or delays in recovery of that amount in the event of a counterparty default.

f  See the Common Stocks section of the Schedule of Portfolio Investments of ProShares Ultra Semiconductors for the components of the underlying reference instrument and their relative weightings.

See accompanying notes to the financial statements.

162 :: SSG ULTRASHORT SEMICONDUCTORS :: MAY 31, 2023 :: SCHEDULE OF PORTFOLIO INVESTMENTS PROSHARES TRUST

Investments	Principal Amount	Value
Short-Term Investments — 63.5%
Repurchase Agreements (a) — 63.5%
Repurchase Agreements with various counterparties, rates 4.95% - 5.05%, dated 5/31/2023, due 6/1/2023, total to be received $2,434,056 (Cost $2,433,717)	$2,433,717	$2,433,717
Total Investments — 63.5% (Cost $2,433,717)		2,433,717
Other assets less liabilities — 36.5%		1,397,032
Net Assets — 100.0%		$3,830,749

(a)  The Fund invests in Repurchase Agreements jointly with other funds in the Trust. See "Repurchase Agreements" in the Notes to Financial Statements to view the details of each individual agreement and counterparty as well as a description of the securities subject to repurchase.

As of May 31, 2023, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investment securities and derivative instruments, if applicable, for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$384,827
Aggregate gross unrealized depreciation	—
Net unrealized appreciation	$384,827
Federal income tax cost	$2,433,717

Swap Agreementsa

UltraShort SmallCap600 had the following open non-exchange traded total return swap agreements as of May 31, 2023:

Notional Amount ($)	Termination Date[b]	Counterparty	Rate Paid (Received)[c]	Reference Instrument	Value and Unrealized Appreciation[d] ($)	Financial Instruments for the Benefit of (the Fund)/the Counterparty ($)	Cash Collateral for the Benefit of (the Fund)/the Counterparty ($)	Net Amount[e] ($)
(2,500,713)	3/6/2024	Bank of America NA	(5.08)%	S&P SmallCap 600®	8,149	—	—	8,149
(1,000,961)	3/6/2024	Morgan Stanley & Co. International plc	(4.73)%	S&P SmallCap 600®	29,061	—	—	29,061
(842,203)	3/6/2025	Societe Generale	(4.73)%	S&P SmallCap 600®	14,487	—	—	14,487
(3,318,145)	11/7/2024	UBS AG	(4.93)%	S&P SmallCap 600®	333,130	(263,233)	—	69,897
(7,662,022)					384,827
				Total Unrealized Appreciation	384,827

a  The Fund's Swap Agreements are not accounted for as hedging instruments under ASC 815.

b  Agreements may be terminated at will by either party without penalty. Payment is due at termination/maturity.

c  Reflects the floating financing rate, as of May 31, 2023, on the notional amount of the swap agreement paid to the counterparty or received from the counterparty, excluding any commissions. This amount is included as part of the unrealized appreciation/(depreciation).

d  The Fund discloses amounts due to the Fund from the counterparty (unrealized appreciation on swap agreements) at period end as an asset on its Statement of Assets and Liabilities. Amounts due to the counterparty from the Fund (unrealized depreciation on swap agreements) are disclosed as a liability on its Statement of Assets and Liabilities. The Fund presents these amounts on a gross basis and does not offset or "net" these amounts on its Statement of Assets and Liabilities.

e  Represents the "uncollateralized" amount due from or (to) the counterparty at period end. These amounts could be due to timing differences between the movement of collateral in relation to market movements, or due to agreement provisions allowing minimum "thresholds" that would need to be exceeded prior to the movement of collateral. To the extent that a net amount is due from a counterparty, the Fund would be exposed to the counterparty by such amount and could suffer losses or delays in recovery of that amount in the event of a counterparty default.

See accompanying notes to the financial statements.

PROSHARES TRUST SCHEDULE OF PORTFOLIO INVESTMENTS :: MAY 31, 2023 :: ULTRASHORT SMALLCAP600 SDD :: 163

Investments	Principal Amount	Value
Short-Term Investments — 101.6%
Repurchase Agreements (a) — 101.6%
Repurchase Agreements with various counterparties, rates 4.95% - 5.05%, dated 5/31/2023, due 6/1/2023, total to be received $5,327,476 (Cost $5,326,729)	$5,326,729	$5,326,729
Total Investments — 101.6% (Cost $5,326,729)		5,326,729
Liabilities in excess of other assets — (1.6%)		(82,575)
Net Assets — 100.0%		$5,244,154

(a)  The Fund invests in Repurchase Agreements jointly with other funds in the Trust. See "Repurchase Agreements" in the Notes to Financial Statements to view the details of each individual agreement and counterparty as well as a description of the securities subject to repurchase.

As of May 31, 2023, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investment securities and derivative instruments, if applicable, for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$—
Aggregate gross unrealized depreciation	(1,671,472)
Net unrealized depreciation	$(1,671,472)
Federal income tax cost	$5,326,729

Swap Agreementsa

UltraShort Technology had the following open non-exchange traded total return swap agreements as of May 31, 2023:

Notional Amount ($)	Termination Date[b]	Counterparty	Rate Paid (Received)[c]	Reference Instrument	Value and Unrealized Depreciation[d] ($)	Financial Instruments for the Benefit of (the Fund)/the Counterparty ($)	Cash Collateral for the Benefit of (the Fund)/the Counterparty ($)	Net Amount[e] ($)
(1,281,463)	3/6/2025	Bank of America NA	(5.03)%	S&P Technology Select Sector Index[f]	(115,377)	—	30,000	(85,377)
				S&P Technology
(3,221,823)	3/6/2025	BNP Paribas SA	(5.28)%	Select Sector Index[f]	(489,735)	—	421,000	(68,735)
				S&P Technology
(42,935)	4/7/2025	Citibank NA	(4.93)%	Select Sector Index[f]	(3,136)	—	—	(3,136)
				S&P Technology
(1,246,784)	3/6/2025	Goldman Sachs International	(5.18)%	Select Sector Index[f]	(117,993)	—	117,993	—
				S&P Technology
(3,586,776)	3/6/2025	Societe Generale	(4.98)%	Select Sector Index[f]	(483,976)	—	482,000	(1,976)
				S&P Technology
(1,096,510)	3/6/2025	UBS AG	(4.93)%	Select Sector Index[f]	(461,255)	—	367,279	(93,976)
(10,476,291)					(1,671,472)
				Total Unrealized Depreciation	(1,671,472)

a  The Fund's Swap Agreements are not accounted for as hedging instruments under ASC 815.

b  Agreements may be terminated at will by either party without penalty. Payment is due at termination/maturity.

c  Reflects the floating financing rate, as of May 31, 2023, on the notional amount of the swap agreement paid to the counterparty or received from the counterparty, excluding any commissions. This amount is included as part of the unrealized appreciation/(depreciation).

d  The Fund discloses amounts due to the Fund from the counterparty (unrealized appreciation on swap agreements) at period end as an asset on its Statement of Assets and Liabilities. Amounts due to the counterparty from the Fund (unrealized depreciation on swap agreements) are disclosed as a liability on its Statement of Assets and Liabilities. The Fund presents these amounts on a gross basis and does not offset or "net" these amounts on its Statement of Assets and Liabilities.

See accompanying notes to the financial statements.

164 :: REW ULTRASHORT TECHNOLOGY :: MAY 31, 2023 :: SCHEDULE OF PORTFOLIO INVESTMENTS PROSHARES TRUST

e  Represents the "uncollateralized" amount due from or (to) the counterparty at period end. These amounts could be due to timing differences between the movement of collateral in relation to market movements, or due to agreement provisions allowing minimum "thresholds" that would need to be exceeded prior to the movement of collateral. To the extent that a net amount is due from a counterparty, the Fund would be exposed to the counterparty by such amount and could suffer losses or delays in recovery of that amount in the event of a counterparty default.

f  See the Common Stocks section of the Schedule of Portfolio Investments of ProShares Ultra Technology for the components of the underlying reference instrument and their relative weightings.

See accompanying notes to the financial statements.

PROSHARES TRUST SCHEDULE OF PORTFOLIO INVESTMENTS :: MAY 31, 2023 :: ULTRASHORT TECHNOLOGY REW :: 165

Investments	Principal Amount	Value
Short-Term Investments — 78.7%
Repurchase Agreements (a) — 78.7%
Repurchase Agreements with various counterparties, rates 4.95% - 5.05%, dated 5/31/2023, due 6/1/2023, total to be received $928,776 (Cost $928,648)	$928,648	$928,648
Total Investments — 78.7% (Cost $928,648)		928,648
Other assets less liabilities — 21.3%		250,730
Net Assets — 100.0%		$1,179,378

(a)  The Fund invests in Repurchase Agreements jointly with other funds in the Trust. See "Repurchase Agreements" in the Notes to Financial Statements to view the details of each individual agreement and counterparty as well as a description of the securities subject to repurchase.

As of May 31, 2023, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investment securities and derivative instruments, if applicable, for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$40,864
Aggregate gross unrealized depreciation	(20,154)
Net unrealized appreciation	$20,710
Federal income tax cost	$928,648

Swap Agreementsa

UltraShort Utilities had the following open non-exchange traded total return swap agreements as of May 31, 2023:

Notional Amount ($)	Termination Date[b]	Counterparty	Rate Paid (Received)[c]	Reference Instrument	Value and Unrealized Appreciation/ (Depreciation)[d] ($)	Financial Instruments for the Benefit of (the Fund)/the Counterparty ($)	Cash Collateral for the Benefit of (the Fund)/the Counterparty ($)	Net Amount[e] ($)
(374,690)	3/6/2025	Bank of America NA	(4.88)%	S&P Utilities Select Sector Index[f]	21,162	—	—	21,162
(970,402)	3/6/2025	Goldman Sachs International	(5.18)%	S&P Utilities Select Sector Index[f]	19,702	—	—	19,702
(780,769)	3/6/2025	Societe Generale	(4.98)%	S&P Utilities Select Sector Index[f]	(11,557)	—	11,557	—
(235,408)	3/6/2025	UBS AG	(4.83)%	S&P Utilities Select Sector Index[f]	(8,597)	—	8,597	—
(2,361,269)					20,710
				Total Unrealized Appreciation	40,864
				Total Unrealized Depreciation	(20,154)

a  The Fund's Swap Agreements are not accounted for as hedging instruments under ASC 815.

b  Agreements may be terminated at will by either party without penalty. Payment is due at termination/maturity.

c  Reflects the floating financing rate, as of May 31, 2023, on the notional amount of the swap agreement paid to the counterparty or received from the counterparty, excluding any commissions. This amount is included as part of the unrealized appreciation/(depreciation).

d  The Fund discloses amounts due to the Fund from the counterparty (unrealized appreciation on swap agreements) at period end as an asset on its Statement of Assets and Liabilities. Amounts due to the counterparty from the Fund (unrealized depreciation on swap agreements) are disclosed as a liability on its Statement of Assets and Liabilities. The Fund presents these amounts on a gross basis and does not offset or "net" these amounts on its Statement of Assets and Liabilities.

e  Represents the "uncollateralized" amount due from or (to) the counterparty at period end. These amounts could be due to timing differences between the movement of collateral in relation to market movements, or due to agreement provisions allowing minimum "thresholds" that would need to be exceeded prior to the movement of collateral. To the extent that a net amount is due from a counterparty, the Fund would be exposed to the counterparty by such amount and could suffer losses or delays in recovery of that amount in the event of a counterparty default.

f  See the Common Stocks section of the Schedule of Portfolio Investments of ProShares Ultra Utilities for the components of the underlying reference instrument and their relative weightings.

See accompanying notes to the financial statements.

166 :: SDP ULTRASHORT UTILITIES :: MAY 31, 2023 :: SCHEDULE OF PORTFOLIO INVESTMENTS PROSHARES TRUST

STATEMENTS OF ASSETS AND LIABILITIES

PROSHARES TRUST STATEMENTS OF ASSETS AND LIABILITIES :: MAY 31, 2023 :: 167

	Short 7-10 Year Treasury	Short 20+ Year Treasury	Short Dow30SM	Short Financials	Short FTSE China 50	Short High Yield
ASSETS:
Securities and Repurchase Agreements, at cost	$28,325,332	$197,320,192	$259,901,105	$40,282,526	$5,768,299	$217,916,030
Securities, at value	—	98,517,459	147,084,092	—	—	98,415,979
Repurchase Agreements, at value	28,325,332	98,711,566	112,709,613	40,282,526	5,768,299	119,356,847
Cash	—	10	—	—	44	26,881
Segregated cash balances with brokers for futures contracts	17,325	240,240	1,240,800	—	—	—
Segregated cash balances with custodian for swap agreements	5,961,000	6,067,000	7,440,355	4,713,000	976,000	26,833,000
Dividends and interest receivable	3,925	13,680	15,620	5,582	799	16,541
Receivable for capital shares issued	—	1,094,842	—	—	—	—
Receivable from Advisor	—	—	—	—	5,076	—
Receivable for variation margin on futures contracts	—	—	77,550	—	—	—
Unrealized appreciation on non-exchange traded swap agreements	—	60,791	3,497,248	24,924	729,150	1,491,697
Prepaid expenses	2,929	4,528	4,334	2,671	2,429	4,509
Total Assets	34,310,511	204,710,116	272,069,612	45,028,703	7,481,797	246,145,454
LIABILITIES:
Cash overdraft	8,665	—	6,793	23	—	—
Payable for capital shares redeemed	2,128,075	—	1,696,950	674,043	—	—
Payable to Advisor	15,446	118,891	165,934	21,604	—	144,121
Management Services fees payable	2,695	15,852	21,852	3,671	—	20,055
Custodian fees payable	1,013	2,963	2,768	414	88	2,578
Administration fees payable	7,261	14,517	16,354	6,837	6,404	16,005
Trustee fees payable	555	2,295	2,222	285	62	2,401
Compliance services fees payable	546	1,977	1,249	136	42	1,465
Listing, Data and related fees payable	3,671	14,135	62,309	6,773	1,101	57,009
Professional fees payable	16,673	17,475	17,079	16,454	26,387	22,953
Payable for variation margin on futures contracts	2,842	177,706	—	—	—	—
Unrealized depreciation on non-exchange traded swap agreements	3,743,849	18,203,965	6,219,029	1,008,872	—	2,501,396
Other liabilities	4,836	17,321	23,593	4,021	1,117	13,494
Total Liabilities	5,936,127	18,587,097	8,236,132	1,743,133	35,201	2,781,477
NET ASSETS	$28,374,384	$186,123,019	$263,833,480	$43,285,570	$7,446,596	$243,363,977
NET ASSETS CONSIST OF:
Paid in Capital	$21,341,611	$698,549,802	$800,210,771	$138,264,574	$18,457,105	$314,340,011
Distributable earnings (loss)	7,032,773	(512,426,783)	(536,377,291)	(94,979,004)	(11,010,509)	(70,976,034)
NET ASSETS	$28,374,384	$186,123,019	$263,833,480	$43,285,570	$7,446,596	$243,363,977
Shares (unlimited number of shares authorized, no par value)	1,000,000	8,500,000	7,773,755	3,174,851	400,000	13,000,000
Net Asset Value	$28.37	$21.90	$33.94	$13.63	$18.62	$18.72

See accompanying notes to the financial statements.

168 :: MAY 31, 2023 :: STATEMENTS OF ASSETS AND LIABILITIES PROSHARES TRUST

	Short MidCap400	Short MSCI EAFE	Short MSCI Emerging Markets	Short QQQ	Short Real Estate	Short Russell2000
ASSETS:
Securities and Repurchase Agreements, at cost	$14,439,615	$60,243,051	$32,834,027	$1,363,139,777	$50,483,264	$439,656,717
Securities, at value	—	—	—	1,143,005,377	—	344,165,876
Repurchase Agreements, at value	14,439,615	60,243,051	32,834,027	219,345,877	50,483,264	95,166,391
Cash	36	15	—	19	17	230,038
Segregated cash balances with brokers for futures contracts	86,400	—	—	3,178,560	—	2,243,780
Segregated cash balances with custodian for swap agreements	1,200,000	7,926,000	5,084,723	59,266,034	3,962,650	8,663,230
Dividends and interest receivable	2,001	8,349	4,550	30,397	6,996	13,187
Due from counterparty	4,582	—	—	—	—	—
Receivable for capital shares issued	—	—	—	31,190,808	1,054,385	—
Receivable for variation margin on futures contracts	10,530	—	—	331,099	—	870,917
Unrealized appreciation on non-exchange traded swap agreements	512,799	378,955	898,263	—	617,381	11,048,750
Prepaid expenses	5,287	8,098	3,690	18,167	2,730	5,648
Total Assets	16,261,250	68,564,468	38,825,253	1,456,366,338	56,127,423	462,407,817
LIABILITIES:
Cash overdraft	—	—	32	—	—	—
Payable for investments purchased	—	—	—	24,336,332	—	—
Payable for capital shares redeemed	—	—	—	37,878,384	—	7,448,420
Payable to Advisor	4,635	29,465	18,489	814,669	18,158	293,631
Management Services fees payable	1,434	5,671	3,217	110,419	4,359	39,939
Custodian fees payable	469	849	386	13,749	477	4,362
Administration fees payable	6,404	8,932	6,672	32,985	7,776	21,222
Trustee fees payable	128	679	301	12,406	396	3,814
Compliance services fees payable	61	474	208	6,691	221	2,162
Listing, Data and related fees payable	—	—	—	220,950	11,500	73,430
Professional fees payable	16,411	25,036	29,575	20,135	16,505	17,603
Unrealized depreciation on non-exchange traded swap agreements	—	1,056,618	1,113,513	266,440,212	543,891	3,441,788
Other liabilities	1,565	6,050	7,303	69,078	7,295	20,833
Total Liabilities	31,107	1,133,774	1,179,696	329,956,010	610,578	11,367,204
NET ASSETS	$16,230,143	$67,430,694	$37,645,557	$1,126,410,328	$55,516,845	$451,040,613
NET ASSETS CONSIST OF:
Paid in Capital	$71,051,342	$215,575,856	$230,434,412	$2,207,657,172	$90,722,571	$1,186,702,978
Distributable earnings (loss)	(54,821,199)	(148,145,162)	(192,788,855)	(1,081,246,844)	(35,205,726)	(735,662,365)
NET ASSETS	$16,230,143	$67,430,694	$37,645,557	$1,126,410,328	$55,516,845	$451,040,613
Shares (unlimited number of shares authorized, no par value)	643,667	3,575,000	2,450,000	99,312,500	2,649,888	18,166,642
Net Asset Value	$25.22	$18.86	$15.37	$11.34	$20.95	$24.83

See accompanying notes to the financial statements.

PROSHARES TRUST STATEMENTS OF ASSETS AND LIABILITIES :: MAY 31, 2023 :: 169

	Short S&P500®	Short SmallCap600	Ultra 7-10 Year Treasury	Ultra 20+ Year Treasury	Ultra Communication Services	Ultra Consumer Discretionary
ASSETS:
Securities and Repurchase Agreements, at cost	$2,538,430,046	$26,903,706	$9,370,113	$54,484,723	$580,255	$11,610,780
Securities, at value(a)	1,994,095,036	—	—	—	546,317	10,098,436
Repurchase Agreements, at value	543,283,752	26,903,706	9,370,113	54,484,723	104,156	918,794
Cash	10,213	27	—	26	—	51
Segregated cash balances with brokers for futures contracts	12,566,400	—	4,950	60,060	—	—
Segregated cash balances with custodian for swap agreements	8,301,199	2,171,092	4,169,335	5,270,924	47,504	992,282
Dividends and interest receivable	75,289	3,728	1,299	7,551	43	12,043
Receivable for security lending income	—	—	—	—	1	—
Receivable for capital shares issued	7,031,886	—	—	—	—	—
Receivable from Advisor	—	—	—	—	10,692	1,421
Receivable for variation margin on futures contracts	687,225	—	812	12,187	—	—
Unrealized appreciation on non-exchange traded swap agreements	—	1,013,882	67,567	1,825,088	101,619	939,260
Prepaid expenses	28,157	4,145	2,525	2,812	3,373	2,555
Total Assets	2,566,079,157	30,096,580	13,616,601	61,663,371	813,705	12,964,842
LIABILITIES:
Cash overdraft	—	—	15	—	146	—
Payable for investments purchased	146,017,992	—	—	—	—	—
Payable for capital shares redeemed	48,876,826	—	—	—	—	—
Payable to Advisor	1,513,158	8,089	2,997	31,454	—	—
Management Services fees payable	201,753	1,991	1,105	4,874	—	—
Custodian fees payable	22,596	204	422	764	516	1,954
Administration fees payable	41,488	6,404	6,721	8,880	12,478	12,478
Trustee fees payable	21,197	139	121	459	7	101
Compliance services fees payable	12,450	62	61	191	7	51
Listing, Data and related fees payable	—	—	370	1,318	249	2,142
Professional fees payable	23,393	16,411	16,409	16,484	20,739	16,793
Unrealized depreciation on non-exchange traded swap agreements	123,955,970	—	3,662,641	2,875,364	—	—
Other liabilities	62,161	2,815	1,232	5,165	848	1,541
Total Liabilities	320,748,984	36,115	3,692,094	2,944,953	34,990	35,060
NET ASSETS	$2,245,330,173	$30,060,465	$9,924,507	$58,718,418	$778,715	$12,929,782
NET ASSETS CONSIST OF:
Paid in Capital	$6,411,948,449	$69,393,560	$143,024,322	$95,301,129	$1,841,450	$24,193,858
Distributable earnings (loss)	(4,166,618,276)	(39,333,095)	(133,099,815)	(36,582,711)	(1,062,735)	(11,264,076)
NET ASSETS	$2,245,330,173	$30,060,465	$9,924,507	$58,718,418	$778,715	$12,929,782
Shares (unlimited number of shares authorized, no par value)	151,080,826	1,568,681	205,000	2,325,000	20,000	475,000
Net Asset Value	$14.86	$19.16	$48.41	$25.26	$38.94	$27.22
(a) Includes securities on loan valued at:	$—	$—	$—	$—	$3,772	$—

See accompanying notes to the financial statements.

170 :: MAY 31, 2023 :: STATEMENTS OF ASSETS AND LIABILITIES PROSHARES TRUST

	Ultra Consumer Staples	Ultra Dow30SM	Ultra Energy	Ultra Financials	Ultra FTSE China 50	Ultra FTSE Europe
ASSETS:
Securities and Repurchase Agreements, at cost	$7,477,839	$344,562,272	$92,083,967	$439,063,720	$6,519,216	$2,177,685
Securities, at value	6,699,718	269,351,290	86,523,412	349,462,525	—	—
Repurchase Agreements, at value	524,615	42,182,812	4,905,768	57,103,847	6,519,216	2,177,685
Cash	31	555	—	12,407	—	—
Segregated cash balances with brokers for futures contracts	—	800,800	—	—	—	—
Segregated cash balances with custodian for swap agreements	1,014,199	25,532,972	13,845,542	57,843,084	5,282,675	1,446,198
Dividends and interest receivable	6,964	894,067	563,724	498,853	903	302
Receivable for security lending income	—	—	—	333	—	—
Receivable for investments sold	—	3,085,730	2,196,559	—	—	—
Due from counterparty	2,262	—	113,495	—	—	—
Receivable for capital shares issued	—	—	3,186,589	—	—	—
Receivable from Advisor	5,041	—	—	—	1,524	3,852
Unrealized appreciation on non-exchange traded swap agreements	68,416	—	4,578,610	12,472,967	482,454	395,181
Prepaid expenses	2,501	4,948	3,454	6,145	2,477	2,411
Total Assets	8,323,747	341,853,174	115,917,153	477,400,161	12,289,249	4,025,629
LIABILITIES:
Cash overdraft	—	—	15	—	11	1
Payable for investments purchased	—	—	3,330,824	—	—	—
Payable for capital shares redeemed	—	3,104,635	—	—	—	—
Payable to Advisor	—	211,615	67,037	321,705	—	—
Management Services fees payable	—	28,740	9,877	42,006	—	—
Custodian fees payable	1,663	3,744	3,431	10,825	187	49
Administration fees payable	12,478	26,999	19,353	30,935	6,404	6,404
Trustee fees payable	64	3,029	1,202	4,696	126	39
Compliance services fees payable	32	1,551	670	2,478	49	16
Listing, Data and related fees payable	1,329	76,152	27,733	102,594	1,911	252
Professional fees payable	18,587	19,875	20,294	18,868	30,309	28,542
Payable for variation margin on futures contracts	—	50,055	—	—	—	—
Unrealized depreciation on non-exchange traded swap agreements	162,561	18,533,038	2,880,181	2,506,320	2,656,021	119,024
Other liabilities	987	16,801	7,380	18,342	1,874	673
Total Liabilities	197,701	22,076,234	6,367,997	3,058,769	2,696,892	155,000
NET ASSETS	$8,126,046	$319,776,940	$109,549,156	$474,341,392	$9,592,357	$3,870,629
NET ASSETS CONSIST OF:
Paid in Capital	$11,038,310	$389,829,169	$132,259,897	$545,003,726	$31,893,427	$4,261,616
Distributable earnings (loss)	(2,912,264)	(70,052,229)	(22,710,741)	(70,662,334)	(22,301,070)	(390,987)
NET ASSETS	$8,126,046	$319,776,940	$109,549,156	$474,341,392	$9,592,357	$3,870,629
Shares (unlimited number of shares authorized, no par value)	500,000	5,150,000	3,502,944	11,707,750	565,000	75,000
Net Asset Value	$16.25	$62.09	$31.27	$40.52	$16.98	$51.61
See accompanying notes to the financial statements.

PROSHARES TRUST STATEMENTS OF ASSETS AND LIABILITIES :: MAY 31, 2023 :: 171

	Ultra Health Care	Ultra High Yield	Ultra Industrials	Ultra Materials	Ultra MidCap400	Ultra MSCI Brazil Capped
ASSETS:
Securities and Repurchase Agreements, at cost	$76,518,365	$3,784,855	$14,709,279	$34,498,090	$109,764,421	$2,494,871
Securities, at value(a)	60,258,709	—	13,232,032	28,339,069	101,808,381	—
Repurchase Agreements, at value	12,846,917	3,784,855	634,805	3,434,947	7,897,882	2,494,871
Cash	300,021	—	71	—	14	40
Segregated cash balances with brokers for futures contracts	—	—	—	—	460,800	—
Segregated cash balances with custodian for swap agreements	5,998,353	1,912,000	2,524,962	6,728,314	13,687,054	1,764,394
Dividends and interest receivable	103,211	525	35,279	79,953	124,676	346
Receivable for security lending income	22	—	—	—	1,133	—
Receivable for investments sold	—	—	—	1,628,415	—	—
Due from counterparty	—	—	—	97,538	—	—
Receivable for capital shares issued	—	605,820	—	—	—	—
Receivable from Advisor	—	6,183	3,480	—	—	2,576
Reclaims receivable	—	—	—	6,476	—	—
Receivable for variation margin on futures contracts	—	—	—	—	45,326	—
Unrealized appreciation on non-exchange traded swap agreements	1,036,438	111,520	28,079	465,204	—	342,533
Prepaid expenses	3,005	2,423	2,512	2,792	6,100	2,651
Total Assets	80,546,676	6,423,326	16,461,220	40,782,708	124,031,366	4,607,411
LIABILITIES:
Cash overdraft	—	—	—	42	—	—
Payable for capital shares redeemed	—	—	—	1,512,231	—	—
Payable for cash collateral received from securities loaned	—	—	—	—	784,813	—
Payable to Advisor	39,729	—	—	16,111	58,765	—
Management Services fees payable	7,219	—	—	3,648	10,088	—
Custodian fees payable	4,255	124	3,505	1,811	11,233	53
Administration fees payable	17,161	6,404	12,478	13,174	19,193	6,404
Trustee fees payable	777	72	153	401	1,098	38
Compliance services fees payable	429	49	71	196	536	21
Listing, Data and related fees payable	17,777	1,938	3,162	8,229	—	—
Professional fees payable	21,872	23,601	19,691	20,661	19,657	28,095
Unrealized depreciation on non-exchange traded swap agreements	200,234	937,928	168,724	1,216,184	8,577,018	27,276
Other liabilities	4,321	863	1,470	2,293	6,737	1,350
Total Liabilities	313,774	970,979	209,254	2,794,981	9,489,138	63,237
NET ASSETS	$80,232,902	$5,452,347	$16,251,966	$37,987,727	$114,542,228	$4,544,174
NET ASSETS CONSIST OF:
Paid in Capital	$111,993,825	$11,322,060	$26,195,673	$54,700,721	$263,725,971	$19,877,924
Distributable earnings (loss)	(31,760,923)	(5,869,713)	(9,943,707)	(16,712,994)	(149,183,743)	(15,333,750)
NET ASSETS	$80,232,902	$5,452,347	$16,251,966	$37,987,727	$114,542,228	$4,544,174
Shares (unlimited number of shares authorized, no par value)	975,000	90,000	760,000	1,925,000	2,525,000	201,557
Net Asset Value	$82.29	$60.58	$21.38	$19.73	$45.36	$22.55
(a) Includes securities on loan valued at:	$183,748	$—	$—	$—	$953,019	$—

See accompanying notes to the financial statements.

172 :: MAY 31, 2023 :: STATEMENTS OF ASSETS AND LIABILITIES PROSHARES TRUST

	Ultra MSCI EAFE	Ultra MSCI Emerging Markets	Ultra MSCI Japan	Ultra Nasdaq Biotechnology	Ultra Nasdaq Cloud Computing	Ultra Nasdaq Cybersecurity
ASSETS:
Securities and Repurchase Agreements, at cost	$8,338,199	$13,236,587	$7,301,439	$97,127,961	$1,417,381	$951,353
Securities, at value(a)	—	—	2,744,475	70,997,363	1,075,578	—
Repurchase Agreements, at value	8,338,199	13,236,587	4,791,613	9,352,856	376,255	951,353
Cash	—	379,984	—	434,860	—	—
Segregated cash balances with custodian for swap agreements	3,205,007	3,919,123	1,746,771	17,683,849	352,194	1,460,000
Dividends and interest receivable	1,156	1,834	664	98,960	571	132
Receivable for security lending income	—	—	—	3,390	9	—
Receivable from Advisor	—	—	24,255	—	8,664	8,667
Reclaims receivable	—	—	—	13,218	—	—
Unrealized appreciation on non-exchange traded swap agreements	750,009	1,137,207	299,105	1,637,131	237,779	129,418
Prepaid expenses	3,177	3,886	2,736	767	13	20
Total Assets	12,297,548	18,678,621	9,609,619	100,222,394	2,051,063	2,549,590
LIABILITIES:
Cash overdraft	—	—	31	—	13	17
Payable for investments purchased	—	—	—	29,528	53,720	—
Payable for capital shares redeemed	1,534,546	1,199,327	—	—	—	—
Payable for cash collateral received from securities loaned	—	—	—	712,616	28,003	—
Payable to Advisor	1,787	3,658	—	35,184	—	—
Management Services fees payable	1,078	1,457	—	8,667	—	—
Custodian fees payable	159	213	92	8,608	740	27
Administration fees payable	6,404	6,404	12,479	18,456	12,478	6,404
Trustee fees payable	107	157	46	898	13	22
Compliance services fees payable	38	89	23	453	7	10
Listing, Data and related fees payable	—	—	—	18,063	1,002	1,146
Professional fees payable	28,772	27,793	47,221	24,703	16,379	21,340
Unrealized depreciation on non-exchange traded swap agreements	173,717	963,692	235,651	2,760,882	364,952	528,060
Other liabilities	1,293	2,203	1,143	11,515	672	826
Total Liabilities	1,747,901	2,204,993	296,686	3,629,573	477,979	557,852
NET ASSETS	$10,549,647	$16,473,628	$9,312,933	$96,592,821	$1,573,084	$1,991,738
NET ASSETS CONSIST OF:
Paid in Capital	$17,858,768	$44,163,617	$11,745,808	$263,691,492	$3,595,979	$3,383,121
Distributable earnings (loss)	(7,309,121)	(27,689,989)	(2,432,875)	(167,098,671)	(2,022,895)	(1,391,383)
NET ASSETS	$10,549,647	$16,473,628	$9,312,933	$96,592,821	$1,573,084	$1,991,738
Shares (unlimited number of shares authorized, no par value)	275,000	350,000	290,000	1,850,000	100,001	70,001
Net Asset Value	$38.36	$47.07	$32.11	$52.21	$15.73	$28.45
(a) Includes securities on loan valued at:	$—	$—	$—	$843,266	$28,457	$—

See accompanying notes to the financial statements.

PROSHARES TRUST STATEMENTS OF ASSETS AND LIABILITIES :: MAY 31, 2023 :: 173

	Ultra QQQ	Ultra Real Estate	Ultra Russell2000	Ultra S&P500®	Ultra Semiconductors	Ultra SmallCap600
ASSETS:
Securities and Repurchase Agreements, at cost	$4,121,031,579	$54,893,818	$147,111,179	$3,823,834,884	$173,146,708	$29,838,758
Securities, at value(a)	4,005,941,943	44,457,961	106,017,827	3,269,302,087	181,839,966	23,966,158
Repurchase Agreements, at value	57,558,383	4,558,693	14,648,006	145,053,086	13,267,383	2,346,152
Cash	—	49	5,300	—	500,035	539,935
Segregated cash balances with brokers for futures contracts	5,137,440	—	463,760	14,627,200	—	—
Segregated cash balances with custodian for swap agreements	80,062,057	11,853,500	10,880,702	30,909,232	9,212,529	2,222,673
Dividends and interest receivable	2,544,714	30,466	110,991	4,640,332	145,955	27,154
Receivable for security lending income	95,223	—	4,967	138,226	380	227
Receivable for investments sold	33,772,824	—	164,041	12,875,831	1,793,172	—
Receivable for capital shares issued	—	—	1,487,302	25,974,472	—	—
Receivable for variation margin on futures contracts	4,444,238	—	—	7,857,743	—	—
Unrealized appreciation on non-exchange traded swap agreements	515,424,977	106,479	—	71,434,689	51,651,608	—
Prepaid expenses	36,707	2,864	3,404	34,702	3,929	4,225
Total Assets	4,705,018,506	61,010,012	133,786,300	3,582,847,600	258,414,957	29,106,524
LIABILITIES:
Cash overdraft	282	—	—	87,213	—	—
Payable for investments purchased	—	—	48,454	2,562,636	1,000,613	3,366
Payable for capital shares redeemed	34,718,369	—	1,487,302	13,018,294	1,841,623	—
Payable for cash collateral received from securities loaned	14,170,582	—	1,507,079	386,077	226,672	206,403
Payable to Advisor	2,569,419	30,747	16,840	2,234,479	129,572	7,710
Management Services fees payable	357,969	5,248	10,455	297,928	17,704	2,291
Custodian fees payable	56,053	2,276	28,647	171,271	3,398	7,662
Administration fees payable	65,054	15,170	19,556	60,427	22,778	12,478
Trustee fees payable	29,520	577	1,202	27,660	1,537	259
Compliance services fees payable	13,717	335	653	13,134	706	133
Listing, Data and related fees payable	673,769	12,525	20,827	—	33,161	—
Professional fees payable	27,986	18,752	19,483	26,056	17,153	16,838
Payable for variation margin on futures contracts	—	—	65,951	—	—	—
Unrealized depreciation on non-exchange traded swap agreements	65,475,594	1,148,813	10,112,536	51,516,005	966,561	2,418,556
Other liabilities	88,376	4,915	7,877	89,877	11,415	1,654
Total Liabilities	118,246,690	1,239,358	13,346,862	70,491,057	4,272,893	2,677,350
NET ASSETS	$4,586,771,816	$59,770,654	$120,439,438	$3,512,356,543	$254,142,064	$26,429,174
NET ASSETS CONSIST OF:
Paid in Capital	$5,267,219,896	$104,771,303	$296,463,711	$4,540,167,396	$268,168,084	$39,377,321
Distributable earnings (loss)	(680,448,080)	(45,000,649)	(176,024,273)	(1,027,810,853)	(14,026,020)	(12,948,147)
NET ASSETS	$4,586,771,816	$59,770,654	$120,439,438	$3,512,356,543	$254,142,064	$26,429,174
Shares (unlimited number of shares authorized, no par value)	80,100,000	1,133,744	4,050,000	68,100,000	6,900,000	1,385,000
Net Asset Value	$57.26	$52.72	$29.74	$51.58	$36.83	$19.08
(a) Includes securities on loan valued at:	$14,719,795	$—	$1,652,675	$776,429	$213,254	$213,903

See accompanying notes to the financial statements.

174 :: MAY 31, 2023 :: STATEMENTS OF ASSETS AND LIABILITIES PROSHARES TRUST

	Ultra Technology	Ultra Utilities	UltraPro Dow30SM	UltraPro MidCap400	UltraPro QQQ	UltraPro Russell2000
ASSETS:
Securities and Repurchase Agreements, at cost	$383,037,723	$8,020,686	$656,000,367	$22,527,854	$12,702,453,235	$235,104,403
Securities, at value(a)	400,284,028	6,782,722	516,047,580	19,816,290	12,443,120,275	168,790,829
Repurchase Agreements, at value	20,876,272	1,010,428	71,848,022	906,789	52,632,228	27,505,698
Cash	—	1,507	1,108,197	—	5,336,073	8,015
Segregated cash balances with brokers for futures contracts	—	—	1,887,600	86,400	12,058,200	654,720
Segregated cash balances with custodian for swap agreements	78,054,342	2,133,593	58,961,771	3,595,338	5	43,668,979
Dividends and interest receivable	388,396	54,121	1,650,831	26,242	4,616,769	164,382
Receivable for security lending income	—	—	—	241	199,297	7,093
Receivable for investments sold	—	2,498,542	2,702,277	1,999,830	193,183,756	229,828
Due from counterparty	—	4,427	—	—	—	—
Receivable for capital shares issued	—	—	—	415,912	47,506,328	17,000,906
Receivable from Advisor	—	2,464	—	—	—	—
Receivable for variation margin on futures contracts	—	—	69,357	—	19,522,930	—
Unrealized appreciation on non-exchange traded swap agreements	77,107,960	—	936,009	745,024	2,845,211,263	—
Prepaid expenses	5,730	2,457	7,457	4,311	128,445	3,926
Total Assets	576,716,728	12,490,261	655,219,101	27,596,377	15,623,515,569	258,034,376
LIABILITIES:
Cash overdraft	4,370	—	—	177	—	—
Payable for investments purchased	1,000,077	—	—	408,696	—	13,096,261
Payable for capital shares redeemed	—	2,259,476	2,678,934	—	193,569,314	—
Payable for cash collateral received from securities loaned	—	—	—	131,504	26,312,016	1,951,883
Payable to Advisor	328,770	—	398,325	6,506	7,619,825	45,564
Management Services fees payable	42,843	—	52,245	2,092	1,192,390	16,684
Custodian fees payable	12,818	807	9,110	8,860	173,472	41,108
Administration fees payable	30,365	12,478	33,017	12,478	146,365	22,316
Trustee fees payable	3,291	100	5,445	235	107,437	1,779
Compliance services fees payable	1,712	68	2,688	117	52,916	951
Listing, Data and related fees payable	67,620	2,494	136,232	—	2,279,350	30,872
Professional fees payable	17,724	20,773	18,254	16,829	46,231	18,112
Payable for variation margin on futures contracts	—	—	—	10,536	—	62,075
Unrealized depreciation on non-exchange traded swap agreements	—	695,542	44,398,210	3,469,497	—	38,276,926
Other liabilities	14,668	2,123	39,140	2,318	287,203	9,266
Total Liabilities	1,524,258	2,993,861	47,771,600	4,069,845	231,786,519	53,573,797
NET ASSETS	$575,192,470	$9,496,400	$607,447,501	$23,526,532	$15,391,729,050	$204,460,579
NET ASSETS CONSIST OF:
Paid in Capital	$644,761,010	$13,905,748	$783,653,591	$31,374,226	$20,663,746,937	$398,088,055
Distributable earnings (loss)	(69,568,540)	(4,409,348)	(176,206,090)	(7,847,694)	(5,272,017,887)	(193,627,476)
NET ASSETS	$575,192,470	$9,496,400	$607,447,501	$23,526,532	$15,391,729,050	$204,460,579
Shares (unlimited number of shares authorized, no par value)	14,250,000	165,000	11,450,000	1,475,000	443,700,000	6,050,000
Net Asset Value	$40.36	$57.55	$53.05	$15.95	$34.69	$33.80
(a) Includes securities on loan valued at:	$—	$—	$—	$185,922	$30,154,298	$2,214,445

See accompanying notes to the financial statements.

PROSHARES TRUST STATEMENTS OF ASSETS AND LIABILITIES :: MAY 31, 2023 :: 175

	UltraPro S&P500®	UltraPro Short 20+ Year Treasury	UltraPro Short Dow30SM	UltraPro Short MidCap400	UltraPro Short QQQ	UltraPro Short Russell2000
ASSETS:
Securities and Repurchase Agreements, at cost	$2,514,044,539	$437,528,580	$620,224,727	$5,539,537	$7,524,647,964	$177,830,381
Securities, at value(a)	2,147,352,384	200,118,239	527,076,080	—	6,895,101,523	24,656,819
Repurchase Agreements, at value	92,144,841	237,431,045	92,785,185	5,539,537	626,472,725	153,141,055
Cash	—	26	754,088	—	—	3,167,010
Segregated cash balances with brokers for futures contracts	5,622,400	346,500	2,085,600	57,600	22,092,840	1,288,980
Segregated cash balances with custodian for swap agreements	139,502,821	71,232,000	50,290,743	3,193,978	446,612,000	43,791,001
Dividends and interest receivable	3,164,586	32,904	12,858	768	86,818	21,223
Receivable for security lending income	861	—	—	—	—	—
Receivable for investments sold	9,875,915	—	—	—	—	—
Due from broker	—	7,268,197	—	—	—	—
Receivable for capital shares issued	3,985,114	—	4,101,925	—	140,218,554	15,595,003
Receivable for variation margin on futures contracts	3,936,480	—	210,812	7,020	1,534,230	122,228
Unrealized appreciation on non-exchange traded swap agreements	33,475,836	—	37,997,097	902,678	—	18,692,296
Prepaid expenses	28,124	4,648	7,903	4,169	40,288	3,723
Total Assets	2,439,089,362	516,433,559	715,322,291	9,705,750	8,132,158,978	260,479,338
LIABILITIES:
Cash overdraft	71,700	—	—	12	12	—
Payable for investments purchased	3,931,050	194,690,656	—	—	292,106,066	—
Payable for capital shares redeemed	10,109,274	6,611,807	—	—	173,986,580	2,599,167
Payable for cash collateral received from securities loaned	294,004	—	—	—	—	—
Payable to Advisor	1,513,319	205,909	422,192	677	3,159,522	117,959
Management Services fees payable	201,774	25,695	55,784	782	468,621	17,216
Custodian fees payable	177,784	3,068	6,928	399	46,003	2,040
Administration fees payable	51,002	17,165	24,910	6,404	67,152	14,030
Trustee fees payable	20,017	2,717	6,044	68	44,452	1,539
Compliance services fees payable	9,764	1,735	2,526	42	20,283	807
Listing, Data and related fees payable	—	9,485	150,903	—	926,728	31,881
Professional fees payable	22,178	17,361	17,736	16,399	27,806	16,833
Payable for variation margin on futures contracts	—	291,384	—	—	—	—
Unrealized depreciation on non-exchange traded swap agreements	35,524,642	57,115,060	9,254,014	858,173	2,942,673,855	23,346,930
Other liabilities	71,960	3,810	66,040	1,611	456,911	13,864
Total Liabilities	51,998,468	258,995,852	10,007,077	884,567	3,413,983,991	26,162,266
NET ASSETS	$2,387,090,894	$257,437,707	$705,315,214	$8,821,183	$4,718,174,987	$234,317,072
NET ASSETS CONSIST OF:
Paid in Capital	$3,615,282,625	$190,664,420	$2,243,766,917	$65,852,818	$11,785,744,667	$781,093,196
Distributable earnings (loss)	(1,228,191,731)	66,773,287	(1,538,451,703)	(57,031,635)	(7,067,569,680)	(546,776,124)
NET ASSETS	$2,387,090,894	$257,437,707	$705,315,214	$8,821,183	$4,718,174,987	$234,317,072
Shares (unlimited number of shares authorized, no par value)	59,900,000	3,893,605	25,792,280	398,643	204,250,547	4,507,646
Net Asset Value	$39.85	$66.12	$27.35	$22.13	$23.10	$51.98
(a) Includes securities on loan valued at:	$426,191	$—	$—	$—	$—	$—

See accompanying notes to the financial statements.

176 :: MAY 31, 2023 :: STATEMENTS OF ASSETS AND LIABILITIES PROSHARES TRUST

	UltraPro Short S&P500®	UltraShort 7-10 Year Treasury	UltraShort 20+ Year Treasury	UltraShort Consumer Discretionary	UltraShort Consumer Staples	UltraShort Dow30SM
ASSETS:
Securities and Repurchase Agreements, at cost	$1,551,189,899	$24,232,045	$611,341,536	$2,242,964	$1,690,290	$79,481,977
Securities, at value	1,281,028,198	—	487,200,530	—	—	24,583,913
Repurchase Agreements, at value	269,287,640	24,232,045	123,664,001	2,242,964	1,690,290	54,869,140
Cash	47,988	—	—	—	39	694,589
Segregated cash balances with brokers for futures contracts	6,921,600	12,375	683,760	—	—	255,200
Segregated cash balances with custodian for swap agreements	30,510,999	2,243,766	11,614,532	849,007	237,707	21,121,890
Dividends and interest receivable	37,318	3,358	17,138	311	234	7,604
Receivable for capital shares issued	5,735,039	—	—	—	—	—
Receivable from Advisor	—	—	—	3,697	4,420	—
Receivable for variation margin on futures contracts	378,525	—	—	—	—	15,948
Unrealized appreciation on non-exchange traded swap agreements	—	6,686,451	9,955,259	—	2,318	1,694,707
Prepaid expenses	17,582	2,673	8,083	2,477	2,480	3,094
Total Assets	1,593,964,889	33,180,668	633,143,303	3,098,456	1,937,488	103,246,085
LIABILITIES:
Cash overdraft	—	12	—	27	—	—
Payable for investments purchased	24,336,332	—	—	—	—	—
Payable for capital shares redeemed	8,384,194	—	—	—	—	2,202,392
Payable to Advisor	892,851	17,999	340,976	—	—	64,572
Management Services fees payable	119,046	2,886	45,463	—	—	9,078
Custodian fees payable	12,122	726	6,070	76	64	1,407
Administration fees payable	33,897	6,785	23,494	6,404	6,404	10,682
Trustee fees payable	11,254	377	5,516	25	16	971
Compliance services fees payable	5,476	311	4,388	22	12	542
Listing, Data and related fees payable	—	2,520	30,523	803	419	26,796
Professional fees payable	19,447	16,547	18,817	16,388	18,186	16,675
Payable for variation margin on futures contracts	—	2,028	433,510	—	—	—
Unrealized depreciation on non-exchange traded swap agreements	214,092,093	801,097	100,464,475	374,035	136,129	3,552,391
Other liabilities	109,210	2,490	37,429	2,246	753	24,486
Total Liabilities	248,015,922	853,778	101,410,661	400,026	161,983	5,909,992
NET ASSETS	$1,345,948,967	$32,326,890	$531,732,642	$2,698,430	$1,775,505	$97,336,093
NET ASSETS CONSIST OF:
Paid in Capital	$5,704,754,948	$151,654,852	$5,285,394,434	$20,791,321	$11,099,643	$825,122,944
Distributable earnings (loss)	(4,358,805,981)	(119,327,962)	(4,753,661,792)	(18,092,891)	(9,324,138)	(727,786,851)
NET ASSETS	$1,345,948,967	$32,326,890	$531,732,642	$2,698,430	$1,775,505	$97,336,093
Shares (unlimited number of shares authorized, no par value)	104,347,347	1,500,000	17,906,929	121,696	115,568	2,209,786
Net Asset Value	$12.90	$21.55	$29.69	$22.17	$15.36	$44.05

See accompanying notes to the financial statements.

PROSHARES TRUST STATEMENTS OF ASSETS AND LIABILITIES :: MAY 31, 2023 :: 177

	UltraShort Energy	UltraShort Financials	UltraShort FTSE China 50	UltraShort FTSE Europe	UltraShort Health Care	UltraShort Industrials
ASSETS:
Securities and Repurchase Agreements, at cost	$13,198,599	$23,317,992	$12,319,767	$46,320,510	$1,534,895	$3,682,479
Securities, at value	—	—	—	—	—	—
Repurchase Agreements, at value	13,198,599	23,317,992	12,319,767	46,320,510	1,534,895	3,682,479
Cash	56	42	—	—	—	43
Segregated cash balances with custodian for swap agreements	7,863,461	6,314,552	7,086,039	35,412,000	733,092	175,256
Dividends and interest receivable	1,829	3,231	1,707	6,419	213	510
Due from counterparty	—	—	—	—	558	—
Receivable from Advisor	—	—	—	—	3,837	2,913
Unrealized appreciation on non-exchange traded swap agreements	1,263,021	62,282	4,036,931	279,037	4,526	70,612
Prepaid expenses	2,611	2,545	2,519	2,989	2,400	2,395
Total Assets	22,329,577	29,700,644	23,446,963	82,020,955	2,279,521	3,934,208
LIABILITIES:
Cash overdraft	—	—	192	14	20	—
Payable for capital shares redeemed	—	512,667	—	—	—	—
Payable to Advisor	8,611	11,918	3,316	36,936	—	—
Management Services fees payable	1,723	2,320	1,744	6,233	—	—
Custodian fees payable	388	258	195	872	67	82
Administration fees payable	6,404	6,404	6,404	9,222	6,404	6,404
Trustee fees payable	254	179	171	674	17	23
Compliance services fees payable	162	82	107	473	14	13
Listing, Data and related fees payable	6,782	4,017	3,354	3,757	493	616
Professional fees payable	18,266	16,423	29,214	26,384	17,737	18,187
Unrealized depreciation on non-exchange traded swap agreements	1,839,519	1,404,134	—	7,815,251	149,584	60,796
Other liabilities	19,373	6,063	2,515	9,941	617	3,840
Total Liabilities	1,901,482	1,964,465	47,212	7,909,757	174,953	89,961
NET ASSETS	$20,428,095	$27,736,179	$23,399,751	$74,111,198	$2,104,568	$3,844,247
NET ASSETS CONSIST OF:
Paid in Capital	$140,686,130	$529,648,145	$271,470,404	$343,928,889	$13,876,037	$24,771,806
Distributable earnings (loss)	(120,258,035)	(501,911,966)	(248,070,653)	(269,817,691)	(11,771,469)	(20,927,559)
NET ASSETS	$20,428,095	$27,736,179	$23,399,751	$74,111,198	$2,104,568	$3,844,247
Shares (unlimited number of shares authorized, no par value)	1,353,254	1,322,666	601,947	6,987,119	155,430	240,135
Net Asset Value	$15.10	$20.97	$38.87	$10.61	$13.54	$16.01

See accompanying notes to the financial statements.

178 :: MAY 31, 2023 :: STATEMENTS OF ASSETS AND LIABILITIES PROSHARES TRUST

	UltraShort Materials	UltraShort MidCap400	UltraShort MSCI Brazil Capped	UltraShort MSCI EAFE	UltraShort MSCI Emerging Markets	UltraShort MSCI Japan
ASSETS:
Securities and Repurchase Agreements, at cost	$2,075,335	$2,138,720	$8,907,309	$2,218,473	$7,189,997	$4,350,426
Securities, at value	—	—	—	—	—	—
Repurchase Agreements, at value	2,075,335	2,138,720	8,907,309	2,218,473	7,189,997	4,350,426
Cash	145	27	—	20	—	—
Segregated cash balances with brokers for futures contracts	—	28,800	—	—	—	—
Segregated cash balances with custodian for swap agreements	506,160	536,304	4,807,000	1,316,650	1,430,000	2,091,091
Dividends and interest receivable	288	296	1,234	307	996	603
Receivable for capital shares issued	—	—	444,962	—	—	373,395
Receivable from Advisor	5,139	5,205	—	5,801	—	1,945
Receivable for variation margin on futures contracts	—	3,510	—	—	—	—
Unrealized appreciation on non-exchange traded swap agreements	134,834	122,881	11,676	64,852	418,284	—
Prepaid expenses	2,478	5,183	3,598	2,722	3,019	2,786
Total Assets	2,724,379	2,840,926	14,175,779	3,608,825	9,042,296	6,820,246
LIABILITIES:
Cash overdraft	—	—	18	—	14	—
Payable to Advisor	—	—	2,579	—	692	—
Management Services fees payable	—	—	982	—	—	—
Custodian fees payable	80	344	177	79	123	66
Administration fees payable	6,404	6,404	6,404	6,404	6,404	6,404
Trustee fees payable	23	23	124	38	85	49
Compliance services fees payable	20	13	71	23	56	28
Listing, Data and related fees payable	691	—	—	—	—	—
Professional fees payable	16,387	16,383	27,307	24,943	24,303	23,921
Unrealized depreciation on non-exchange traded swap agreements	92,461	7,929	1,525,475	606,896	—	816,009
Other liabilities	17,850	2,390	1,801	1,083	1,802	886
Total Liabilities	133,916	33,486	1,564,938	639,466	33,479	847,363
NET ASSETS	$2,590,463	$2,807,440	$12,610,841	$2,969,359	$9,008,817	$5,972,883
NET ASSETS CONSIST OF:
Paid in Capital	$88,103,474	$57,635,027	$107,811,480	$26,812,029	$174,705,845	$34,285,834
Distributable earnings (loss)	(85,513,011)	(54,827,587)	(95,200,639)	(23,842,670)	(165,697,028)	(28,312,951)
NET ASSETS	$2,590,463	$2,807,440	$12,610,841	$2,969,359	$9,008,817	$5,972,883
Shares (unlimited number of shares authorized, no par value)	235,083	163,510	708,547	287,428	388,771	399,913
Net Asset Value	$11.02	$17.17	$17.80	$10.33	$23.17	$14.94
See accompanying notes to the financial statements.

PROSHARES TRUST STATEMENTS OF ASSETS AND LIABILITIES :: MAY 31, 2023 :: 179

	UltraShort Nasdaq Biotechnology	UltraShort QQQ	UltraShort Real Estate	UltraShort Russell2000	UltraShort S&P500®	UltraShort Semiconductors
ASSETS:
Securities and Repurchase Agreements, at cost	$3,015,533	$606,284,865	$59,238,768	$111,453,654	$1,221,405,322	$7,116,431
Securities, at value	—	497,456,345	—	49,101,376	1,060,209,035	—
Repurchase Agreements, at value	3,015,533	108,460,888	59,238,768	62,309,744	160,537,867	7,116,431
Cash	36	5	—	939,927	—	—
Segregated cash balances with brokers for futures contracts	—	1,737,120	—	682,000	5,801,600	—
Segregated cash balances with custodian for swap agreements	1,999,000	114,702,136	7,329,271	20,697,590	8,822,435	8,891,078
Dividends and interest receivable	418	15,031	8,209	8,635	22,248	986
Receivable for capital shares issued	—	12,751,150	—	1,644,222	23,086,365	—
Receivable from Advisor	1,911	—	—	—	—	578
Receivable for variation margin on futures contracts	—	180,950	—	97,003	317,275	—
Unrealized appreciation on non-exchange traded swap agreements	1,421,386	—	1,173,217	5,745,870	—	—
Prepaid expenses	45	5,493	2,810	3,103	12,456	2,435
Total Assets	6,438,329	735,309,118	67,752,275	141,229,470	1,258,809,281	16,011,508
LIABILITIES:
Cash overdraft	—	—	5,196	—	114	10
Payable for capital shares redeemed	—	13,408,668	—	1,644,222	19,473,680	—
Payable to Advisor	—	309,482	35,257	71,766	716,979	—
Management Services fees payable	—	46,299	5,314	10,532	95,596	—
Custodian fees payable	87	4,919	550	1,290	9,675	112
Administration fees payable	6,404	22,747	8,591	10,998	31,240	6,404
Trustee fees payable	44	4,115	506	843	8,739	74
Compliance services fees payable	31	2,097	253	552	4,406	38
Listing, Data and related fees payable	1,557	89,274	12,780	18,550	—	2,177
Professional fees payable	18,197	17,572	18,326	18,700	18,853	16,398
Unrealized depreciation on non-exchange traded swap agreements	1,287,170	187,406,008	1,553,771	15,899,341	124,230,554	8,782,780
Other liabilities	1,411	50,950	12,755	6,980	81,173	2,135
Total Liabilities	1,314,901	201,362,131	1,653,299	17,683,774	144,671,009	8,810,128
NET ASSETS	$5,123,428	$533,946,987	$66,098,976	$123,545,696	$1,114,138,272	$7,201,380
NET ASSETS CONSIST OF:
Paid in Capital	$79,939,769	$2,252,393,795	$300,871,816	$867,695,980	$6,377,843,775	$62,284,977
Distributable earnings (loss)	(74,816,341)	(1,718,446,808)	(234,772,840)	(744,150,284)	(5,263,705,503)	(55,083,597)
NET ASSETS	$5,123,428	$533,946,987	$66,098,976	$123,545,696	$1,114,138,272	$7,201,380
Shares (unlimited number of shares authorized, no par value)	246,096	35,445,774	3,497,077	7,513,966	28,606,249	799,460
Net Asset Value	$20.82	$15.06	$18.90	$16.44	$38.95	$9.01

See accompanying notes to the financial statements.

180 :: MAY 31, 2023 :: STATEMENTS OF ASSETS AND LIABILITIES PROSHARES TRUST

	UltraShort SmallCap600	UltraShort Technology	UltraShort Utilities
ASSETS:
Securities and Repurchase Agreements, at cost	$2,433,717	$5,326,729	$928,648
Securities, at value	—	—	—
Repurchase Agreements, at value	2,433,717	5,326,729	928,648
Cash	—	14	—
Segregated cash balances with custodian for swap agreements	1,023,382	1,614,471	246,683
Segregated cash balances with Authorized Participant for deposit securities	4,270	—	—
Dividends and interest receivable	337	738	129
Receivable from Advisor	4,209	707	6,080
Unrealized appreciation on non-exchange traded swap agreements	384,827	—	40,864
Prepaid expenses	4,038	2,425	2,397
Total Assets	3,854,780	6,945,084	1,224,801
LIABILITIES:
Cash overdraft	16	—	13
Custodian fees payable	74	140	100
Administration fees payable	6,404	6,404	6,404
Trustee fees payable	36	68	21
Compliance services fees payable	20	47	14
Listing, Data and related fees payable	—	1,917	560
Professional fees payable	16,386	16,402	16,383
Unrealized depreciation on non-exchange traded swap agreements	—	1,671,472	20,154
Other liabilities	1,095	4,480	1,774
Total Liabilities	24,031	1,700,930	45,423
NET ASSETS	$3,830,749	$5,244,154	$1,179,378
NET ASSETS CONSIST OF:
Paid in Capital	$34,771,434	$37,632,637	$13,407,888
Distributable earnings (loss)	(30,940,685)	(32,388,483)	(12,228,510)
NET ASSETS	$3,830,749	$5,244,154	$1,179,378
Shares (unlimited number of shares authorized, no par value)	143,946	456,103	93,720
Net Asset Value	$26.61	$11.50	$12.58

See accompanying notes to the financial statements.

PROSHARES TRUST STATEMENTS OF ASSETS AND LIABILITIES :: MAY 31, 2023 :: 181

STATEMENTS OF OPERATIONS

182 :: FOR THE YEAR ENDED MAY 31, 2023 :: STATEMENTS OF OPERATIONS PROSHARES TRUST

	Short 7-10 Year Treasury	Short 20+ Year Treasury	Short Dow30SM	Short Financials	Short FTSE China 50	Short High Yield
	Year Ended May 31, 2023	Year Ended May 31, 2023	Year Ended May 31, 2023	Year Ended May 31, 2023	Year Ended May 31, 2023	Year Ended May 31, 2023
INVESTMENT INCOME:
Interest	$2,768,354	$12,008,486	$8,135,418	$993,668	$229,011	$8,760,102
Total Investment Income	2,768,354	12,008,486	8,135,418	993,668	229,011	8,760,102
EXPENSES:
Advisory fees (Note 4)	846,602	3,130,441	2,108,069	242,647	68,639	2,409,479
Management Services fees (Note 4)	112,879	417,389	281,074	32,353	9,152	321,262
Professional fees	21,403	27,913	23,882	19,021	30,936	32,451
Administration fees (Note 5)	66,881	123,934	102,086	38,760	38,327	108,213
Custodian fees (Note 6)	8,591	23,794	17,577	2,252	634	18,667
Printing and Shareholder reports	19,761	48,767	33,287	6,743	2,290	49,621
Listing, Data and related fees (Note 7)	17,945	41,812	121,909	21,604	18,172	174,421
Trustees fees (Note 8)	2,705	9,644	6,393	723	208	7,531
Compliance services fees (Note 4)	391	1,116	917	115	33	1,304
Other fees	6,725	17,986	11,174	6,901	4,585	13,185
Total Gross Expenses before fees waived and/or reimbursed	1,103,883	3,842,796	2,706,368	371,119	172,976	3,136,134
LESS:
Expenses waived and/or reimbursed by Advisor (Note 4)	(31,325)	—	(36,396)	(63,763)	(86,013)	(84,071)
Total Net Expenses	1,072,558	3,842,796	2,669,972	307,356	86,963	3,052,063
Net Investment Income (Loss)	1,695,796	8,165,690	5,465,446	686,312	142,048	5,708,039
NET REALIZED GAIN (LOSS) FROM:
Transactions in investment securities	—	(7,705)	(18,309)	—	—	—
Expiration or closing of futures contracts	72,703	2,058,285	(5,451,106)	—	—	—
Expiration or closing of non-exchange traded swap agreements	9,513,474	49,258,382	7,182,604	1,479,068	(501,349)	3,058,518
Net realized gain (loss)	9,586,177	51,308,962	1,713,189	1,479,068	(501,349)	3,058,518
CHANGE IN NET UNREALIZED APPRECIATION/DEPRECIATION FROM:
Investments	2,735	539,402	255,064	—	—	(141,917)
Futures contracts	(19,240)	(183,252)	(790,459)	—	—	—
Non-exchange traded swap agreements	(3,279,219)	(19,097,588)	(12,699,375)	(1,273,164)	1,234,111	(2,937,176)
Change in net unrealized appreciation/depreciation	(3,295,724)	(18,741,438)	(13,234,770)	(1,273,164)	1,234,111	(3,079,093)
Net realized and unrealized gain (loss)	6,290,453	32,567,524	(11,521,581)	205,904	732,762	(20,575)
Change in Net Assets Resulting from Operations	$7,986,249	$40,733,214	$(6,056,135)	$892,216	$874,810	$5,687,464

See accompanying notes to the financial statements.

PROSHARES TRUST STATEMENTS OF OPERATIONS :: FOR THE YEAR ENDED MAY 31, 2023 :: 183

	Short MidCap400	Short MSCI EAFE	Short MSCI Emerging Markets	Short QQQ	Short Real Estate	Short Russell2000
	Year Ended May 31, 2023	Year Ended May 31, 2023	Year Ended May 31, 2023	Year Ended May 31, 2023	Year Ended May 31, 2023	Year Ended May 31, 2023
INVESTMENT INCOME:
Interest	$448,083	$2,976,538	$1,217,551	$46,477,137	$1,556,029	$14,291,563
Total Investment Income	448,083	2,976,538	1,217,551	46,477,137	1,556,029	14,291,563
EXPENSES:
Advisory fees (Note 4)	107,595	771,081	346,904	11,225,799	376,823	3,665,218
Management Services fees (Note 4)	14,346	102,810	46,254	1,496,763	50,243	488,692
Professional fees	18,649	29,308	34,170	47,375	19,304	27,905
Administration fees (Note 5)	38,184	63,490	44,348	211,524	47,057	133,831
Custodian fees (Note 6)	2,842	6,640	3,116	86,740	3,322	29,638
Printing and Shareholder reports	2,797	16,150	25,959	174,520	13,544	68,171
Listing, Data and related fees (Note 7)	11,978	49,266	29,096	1,510,912	28,616	473,733
Trustees fees (Note 8)	325	2,363	1,070	34,493	1,113	11,179
Compliance services fees (Note 4)	46	444	162	5,726	209	1,732
Other fees	4,626	6,280	5,316	54,401	8,101	15,357
Total Gross Expenses before fees waived and/or reimbursed	201,388	1,047,832	536,395	14,848,253	548,332	4,915,456
LESS:
Expenses waived and/or reimbursed by Advisor (Note 4)	(65,109)	(71,549)	(96,952)	(635,095)	(70,727)	(272,655)
Total Net Expenses	136,279	976,283	439,443	14,213,158	477,605	4,642,801
Net Investment Income (Loss)	311,804	2,000,255	778,108	32,263,979	1,078,424	9,648,762
NET REALIZED GAIN (LOSS) FROM:
Transactions in investment securities	—	—	—	(244,692)	—	(48,205)
Expiration or closing of futures contracts	(144,755)	—	—	(16,425,602)	—	(4,742,333)
Expiration or closing of non-exchange traded swap agreements	(60,330)	(15,757,598)	4,457,516	172,651,079	1,211,065	50,981,998
Net realized gain (loss)	(205,085)	(15,757,598)	4,457,516	155,980,785	1,211,065	46,191,460
CHANGE IN NET UNREALIZED APPRECIATION/DEPRECIATION FROM:
Investments	—	921	—	(166,431)	—	6,179
Futures contracts	887	—	—	(6,739,075)	—	(1,354,614)
Non-exchange traded swap agreements	(25,825)	(522,720)	(3,380,064)	(396,630,370)	173,358	(38,272,389)
Change in net unrealized appreciation/depreciation	(24,938)	(521,799)	(3,380,064)	(403,535,876)	173,358	(39,620,824)
Net realized and unrealized gain (loss)	(230,023)	(16,279,397)	1,077,452	(247,555,091)	1,384,423	6,570,636
Change in Net Assets Resulting from Operations	$81,781	$(14,279,142)	$1,855,560	$(215,291,112)	$2,462,847	$16,219,398

See accompanying notes to the financial statements.

184 :: FOR THE YEAR ENDED MAY 31, 2023 :: STATEMENTS OF OPERATIONS PROSHARES TRUST

	Short S&P500®	Short SmallCap600	Ultra 7-10 Year Treasury	Ultra 20+ Year Treasury	Ultra Communication Services	Ultra Consumer Discretionary
	Year Ended May 31, 2023	Year Ended May 31, 2023	Year Ended May 31, 2023	Year Ended May 31, 2023	Year Ended May 31, 2023	Year Ended May 31, 2023
INVESTMENT INCOME:
Dividends	$—	$—	$—	$—	$32,672	$100,411
Interest	83,993,689	504,331	429,459	1,474,156	7,749	93,496
Securities lending income (Note 2)	—	—	—	—	12	2,944
Total Investment Income	83,993,689	504,331	429,459	1,474,156	40,433	196,851
EXPENSES:
Advisory fees (Note 4)	20,797,286	113,587	103,226	342,588	10,578	87,213
Management Services fees (Note 4)	2,772,951	15,145	13,764	45,678	1,411	11,628
Professional fees	77,845	18,610	18,341	18,868	23,777	16,127
Administration fees (Note 5)	274,118	38,327	40,543	46,923	74,744	74,744
Custodian fees (Note 6)	154,276	1,051	2,656	4,199	2,368	8,104
Printing and Shareholder reports	197,609	2,563	1,860	4,526	239	1,896
Listing, Data and related fees (Note 7)	18,702	11,978	10,510	12,904	9,120	13,883
Trustees fees (Note 8)	63,609	331	322	1,045	32	263
Compliance services fees (Note 4)	10,204	55	37	130	4	11
Other fees	59,115	6,122	4,761	8,200	4,017	4,589
Total Gross Expenses before fees waived and/or reimbursed	24,425,715	207,769	196,020	485,061	126,290	218,458
LESS:
Expenses waived and/or reimbursed by Advisor (Note 4)	—	(63,869)	(65,219)	(51,517)	(112,895)	(108,010)
Total Net Expenses	24,425,715	143,900	130,801	433,544	13,395	110,448
Net Investment Income (Loss)	59,567,974	360,431	298,658	1,040,612	27,038	86,403
NET REALIZED GAIN (LOSS) FROM:
Transactions in investment securities	(317,719)	—	—	—	(87,033)	(3,171,596)
Expiration or closing of futures contracts	(20,644,521)	—	(25,267)	(32,193)	—	—
Expiration or closing of non-exchange traded swap agreements	172,385,990	52,577	(1,950,383)	(14,393,449)	(569,219)	(9,307,224)
In-kind redemptions of investments	—	—	—	—	—	(528,069)
Net realized gain (loss)	151,423,750	52,577	(1,975,650)	(14,425,642)	(656,252)	(13,006,889)
CHANGE IN NET UNREALIZED APPRECIATION/DEPRECIATION FROM:
Investments	20,712	—	—	—	27,762	3,542,821
Futures contracts	(8,216,969)	—	3,092	37,917	—	—
Non-exchange traded swap agreements	(225,559,088)	1,058,735	(334,780)	(677,172)	462,741	8,334,017
Change in net unrealized appreciation/depreciation	(233,755,345)	1,058,735	(331,688)	(639,255)	490,503	11,876,838
Net realized and unrealized gain (loss)	(82,331,595)	1,111,312	(2,307,338)	(15,064,897)	(165,749)	(1,130,051)
Change in Net Assets Resulting from Operations	$(22,763,621)	$1,471,743	$(2,008,680)	$(14,024,285)	$(138,711)	$(1,043,648)

See accompanying notes to the financial statements.

PROSHARES TRUST STATEMENTS OF OPERATIONS :: FOR THE YEAR ENDED MAY 31, 2023 :: 185

	Ultra Consumer Staples	Ultra Dow30SM	Ultra Energy	Ultra Financials	Ultra FTSE China 50	Ultra FTSE Europe
	Year Ended May 31, 2023	Year Ended May 31, 2023	Year Ended May 31, 2023	Year Ended May 31, 2023	Year Ended May 31, 2023	Year Ended May 31, 2023
INVESTMENT INCOME:
Dividends	$129,861	$6,580,716	$3,803,059	$9,466,120	$—	$—
Interest	56,611	2,871,349	521,910	1,377,702	219,035	76,215
Securities lending income (Note 2)	1,461	10,188	1,269	20,521	—	—
Foreign withholding tax on income	—	—	—	(1,171)	—	—
Total Investment Income	187,933	9,462,253	4,326,238	10,863,172	219,035	76,215
EXPENSES:
Advisory fees (Note 4)	55,371	2,643,216	1,115,951	4,179,692	84,197	28,515
Management Services fees (Note 4)	7,383	352,426	148,793	557,288	11,226	3,802
Professional fees	19,178	27,508	23,376	22,875	33,857	29,833
Administration fees (Note 5)	74,744	163,460	122,336	191,581	40,784	38,438
Custodian fees (Note 6)	6,469	23,309	19,150	63,674	779	244
Printing and Shareholder reports	1,711	24,507	17,607	34,894	1,748	174
Listing, Data and related fees (Note 7)	12,279	150,451	67,320	222,387	20,143	10,619
Trustees fees (Note 8)	170	8,147	3,444	12,818	258	87
Compliance services fees (Note 4)	12	914	406	1,352	20	10
Other fees	4,507	14,118	8,907	22,015	5,071	4,499
Total Gross Expenses before fees waived and/or reimbursed	181,824	3,408,056	1,527,290	5,308,576	198,083	116,221
LESS:
Expenses waived and/or reimbursed by Advisor (Note 4)	(111,737)	(60,467)	(115,064)	(18,180)	(89,514)	(79,998)
Total Net Expenses	70,087	3,347,589	1,412,226	5,290,396	108,569	36,223
Net Investment Income (Loss)	117,846	6,114,664	2,914,012	5,572,776	110,466	39,992
NET REALIZED GAIN (LOSS) FROM:
Transactions in investment securities	(1,379,922)	(8,516,937)	(7,828,311)	(70,104,638)	—	—
Expiration or closing of futures contracts	—	2,621,675	—	—	—	—
Expiration or closing of non-exchange traded swap agreements	(2,599,289)	(43,359,015)	56,459,084	28,201,482	(15,871,299)	(1,739,357)
In-kind redemptions of investments	(236,321)	6,374,543	26,533,156	(1,092,333)	—	—
Net realized gain (loss)	(4,215,532)	(42,879,734)	75,163,929	(42,995,489)	(15,871,299)	(1,739,357)
CHANGE IN NET UNREALIZED APPRECIATION/DEPRECIATION FROM:
Investments	952,418	(5,744,226)	(34,691,244)	18,059,878	—	—
Futures contracts	—	414,925	—	—	—	—
Non-exchange traded swap agreements	1,322,939	23,387,266	(96,539,140)	(136,175,944)	9,886,599	1,367,517
Change in net unrealized appreciation/depreciation	2,275,357	18,057,965	(131,230,384)	(118,116,066)	9,886,599	1,367,517
Net realized and unrealized gain (loss)	(1,940,175)	(24,821,769)	(56,066,455)	(161,111,555)	(5,984,700)	(371,840)
Change in Net Assets Resulting from Operations	$(1,822,329)	$(18,707,105)	$(53,152,443)	$(155,538,779)	$(5,874,234)	$(331,848)

See accompanying notes to the financial statements.

186 :: FOR THE YEAR ENDED MAY 31, 2023 :: STATEMENTS OF OPERATIONS PROSHARES TRUST

	Ultra Health Care	Ultra High Yield	Ultra Industrials	Ultra Materials	Ultra MidCap400	Ultra MSCI Brazil Capped
	Year Ended May 31, 2023	Year Ended May 31, 2023	Year Ended May 31, 2023	Year Ended May 31, 2023	Year Ended May 31, 2023	Year Ended May 31, 2023
INVESTMENT INCOME:
Dividends	$1,260,284	$—	$224,422	$860,491	$1,769,190	$—
Interest	643,214	282,280	77,505	251,506	839,264	71,736
Securities lending income (Note 2)	747	—	808	1,615	18,518	—
Foreign withholding tax on income	—	—	(36)	—	—	—
Total Investment Income	1,904,245	282,280	302,699	1,113,612	2,626,972	71,736
EXPENSES:
Advisory fees (Note 4)	721,191	78,768	122,053	333,942	913,947	35,877
Management Services fees (Note 4)	96,158	10,502	16,274	44,525	121,859	4,783
Professional fees	25,935	27,615	22,219	22,811	25,206	28,778
Administration fees (Note 5)	107,832	38,752	74,590	79,939	116,127	38,341
Custodian fees (Note 6)	22,063	806	16,207	7,423	63,193	312
Printing and Shareholder reports	7,609	609	1,225	4,404	8,115	1,837
Listing, Data and related fees (Note 7)	46,231	14,818	15,640	26,412	11,978	11,944
Trustees fees (Note 8)	2,253	232	374	1,047	2,789	114
Compliance services fees (Note 4)	209	16	28	85	315	11
Other fees	7,467	4,258	4,991	5,408	8,722	4,540
Total Gross Expenses before fees waived and/or reimbursed	1,036,948	176,376	273,601	525,996	1,272,251	126,537
LESS:
Expenses waived and/or reimbursed by Advisor (Note 4)	(123,873)	(76,000)	(119,040)	(103,409)	(115,015)	(81,147)
Total Net Expenses	913,075	100,376	154,561	422,587	1,157,236	45,390
Net Investment Income (Loss)	991,170	181,904	148,138	691,025	1,469,736	26,346
NET REALIZED GAIN (LOSS) FROM:
Transactions in investment securities	(12,173,496)	—	(4,049,699)	(2,555,692)	(6,349,140)	—
Expiration or closing of futures contracts	—	—	—	—	1,003,759	—
Expiration or closing of non-exchange traded swap agreements	(22,441,464)	(5,492,357)	(6,326,254)	(11,576,516)	(31,619,260)	(5,334,075)
In-kind redemptions of investments	(269,866)	—	182,569	19,266	1,694,955	—
Net realized gain (loss)	(34,884,826)	(5,492,357)	(10,193,384)	(14,112,942)	(35,269,686)	(5,334,075)
CHANGE IN NET UNREALIZED APPRECIATION/DEPRECIATION FROM:
Investments	6,652,176	—	3,324,869	(2,757,749)	(2,446,323)	—
Futures contracts	—	—	—	—	(130,865)	—
Non-exchange traded swap agreements	12,040,288	1,744,876	4,825,764	42,357	17,825,857	2,588,470
Change in net unrealized appreciation/depreciation	18,692,464	1,744,876	8,150,633	(2,715,392)	15,248,669	2,588,470
Net realized and unrealized gain (loss)	(16,192,362)	(3,747,481)	(2,042,751)	(16,828,334)	(20,021,017)	(2,745,605)
Change in Net Assets Resulting from Operations	$(15,201,192)	$(3,565,577)	$(1,894,613)	$(16,137,309)	$(18,551,281)	$(2,719,259)

See accompanying notes to the financial statements.

PROSHARES TRUST STATEMENTS OF OPERATIONS :: FOR THE YEAR ENDED MAY 31, 2023 :: 187

	Ultra MSCI EAFE	Ultra MSCI Emerging Markets	Ultra MSCI Japan	Ultra Nasdaq Biotechnology	Ultra Nasdaq Cloud Computing	Ultra Nasdaq Cybersecurity
	Year Ended May 31, 2023	Year Ended May 31, 2023	Year Ended May 31, 2023	Year Ended May 31, 2023	Year Ended May 31, 2023	Year Ended May 31, 2023
INVESTMENT INCOME:
Dividends	$—	$—	$32,770	$692,540	$7,340	$16
Interest	211,174	433,531	59,217	457,804	11,580	30,614
Securities lending income (Note 2)	—	—	—	53,276	55	8
Foreign withholding tax on income	—	—	—	(13,680)	(100)	—
Total Investment Income	211,174	433,531	91,987	1,189,940	18,875	30,638
EXPENSES:
Advisory fees (Note 4)	69,311	149,863	41,182	773,653	12,164	17,129
Management Services fees (Note 4)	9,241	19,982	5,491	103,153	1,622	2,284
Professional fees	30,142	29,905	67,364	30,829	18,423	28,350
Administration fees (Note 5)	38,600	42,074	74,562	110,899	72,394	34,390
Custodian fees (Note 6)	663	1,084	437	34,687	4,518	139
Printing and Shareholder reports	998	2,241	316	16,985	692	1,130
Listing, Data and related fees (Note 7)	13,185	20,845	12,176	107,523	4,705	4,906
Trustees fees (Note 8)	214	453	120	2,437	38	53
Compliance services fees (Note 4)	21	1	14	113	4	6
Other fees	4,535	5,077	4,356	7,572	4,935	4,156
Total Gross Expenses before fees waived and/or reimbursed	166,910	271,525	206,018	1,187,851	119,495	92,543
LESS:
Expenses waived and/or reimbursed by Advisor (Note 4)	(78,863)	(79,010)	(153,862)	(207,744)	(104,090)	(70,853)
Total Net Expenses	88,047	192,515	52,156	980,107	15,405	21,690
Net Investment Income (Loss)	123,127	241,016	39,831	209,833	3,470	8,948
NET REALIZED GAIN (LOSS) FROM:
Transactions in investment securities	8	1,320	(821,969)	(15,459,732)	(668,757)	(40,389)
Expiration or closing of non-exchange traded swap agreements	(4,683,555)	(26,945,732)	(2,684,622)	(50,982,681)	(1,177,382)	(1,287,545)
In-kind redemptions of investments	—	—	—	558,589	199,100	—
Net realized gain (loss)	(4,683,547)	(26,944,412)	(3,506,591)	(65,883,824)	(1,647,039)	(1,327,934)
CHANGE IN NET UNREALIZED APPRECIATION/DEPRECIATION FROM:
Investments	—	—	733,021	21,055,075	492,743	33,744
Non-exchange traded swap agreements	3,605,024	19,973,250	2,339,231	51,264,357	1,083,775	1,088,513
Change in net unrealized appreciation/depreciation	3,605,024	19,973,250	3,072,252	72,319,432	1,576,518	1,122,257
Net realized and unrealized gain (loss)	(1,078,523)	(6,971,162)	(434,339)	6,435,608	(70,521)	(205,677)
Change in Net Assets Resulting from Operations	$(955,396)	$(6,730,146)	$(394,508)	$6,645,441	$(67,051)	$(196,729)

See accompanying notes to the financial statements.

188 :: FOR THE YEAR ENDED MAY 31, 2023 :: STATEMENTS OF OPERATIONS PROSHARES TRUST

	Ultra QQQ	Ultra Real Estate	Ultra Russell2000	Ultra S&P500®	Ultra Semiconductors	Ultra SmallCap600
	Year Ended May 31, 2023	Year Ended May 31, 2023	Year Ended May 31, 2023	Year Ended May 31, 2023	Year Ended May 31, 2023	Year Ended May 31, 2023
INVESTMENT INCOME:
Dividends	$25,025,857	$1,898,045	$1,825,743	$45,003,178	$1,925,309	$429,507
Interest	37,586,653	306,007	1,215,655	33,468,351	1,159,192	184,000
Securities lending income (Note 2)	1,052,265	648	165,795	293,948	6,152	2,656
Foreign withholding tax on income	(50,762)	—	(3,414)	(10,567)	(9,924)	(393)
Total Investment Income	63,614,013	2,204,700	3,203,779	78,754,910	3,080,729	615,770
EXPENSES:
Advisory fees (Note 4)	24,370,642	560,657	1,094,529	22,971,845	1,245,570	224,226
Management Services fees (Note 4)	3,249,395	74,753	145,936	3,062,890	166,075	29,896
Professional fees	93,345	19,360	23,729	83,543	38,894	19,432
Administration fees (Note 5)	348,904	97,668	124,377	339,152	127,860	74,379
Custodian fees (Note 6)	291,897	10,067	117,043	939,710	21,472	48,148
Printing and Shareholder reports	110,965	7,433	11,453	125,213	25,195	2,088
Listing, Data and related fees (Note 7)	3,264,139	38,130	148,117	17,244	75,909	11,978
Trustees fees (Note 8)	73,912	1,745	3,444	70,162	3,668	689
Compliance services fees (Note 4)	7,191	166	—	7,563	336	76
Other fees	158,044	6,881	8,888	127,063	10,841	5,417
Total Gross Expenses before fees waived and/or reimbursed	31,968,434	816,860	1,677,516	27,744,385	1,715,820	416,329
LESS:
Expenses waived and/or reimbursed by Advisor (Note 4)	(1,085,584)	(107,655)	(291,943)	—	(136,437)	(132,515)
Total Net Expenses	30,882,850	709,205	1,385,573	27,744,385	1,579,383	283,814
Net Investment Income (Loss)	32,731,163	1,495,495	1,818,206	51,010,525	1,501,346	331,956
NET REALIZED GAIN (LOSS) FROM:
Transactions in investment securities	(293,828,285)	(15,573,800)	(27,729,340)	(74,652,674)	(20,075,250)	(3,052,314)
Expiration or closing of futures contracts	56,308,239	—	1,899,448	32,650,757	—	—
Expiration or closing of non-exchange traded swap agreements	(1,254,642,342)	(34,981,296)	(82,352,256)	(776,909,839)	(73,996,151)	(7,740,992)
In-kind redemptions of investments	58,922,929	(34,854)	(4,542,536)	(19,958,124)	2,009,380	422,341
Foreign currency transactions	—	—	—	2	—	—
Net realized gain (loss)	(1,433,239,459)	(50,589,950)	(112,724,684)	(838,869,878)	(92,062,021)	(10,370,965)
CHANGE IN NET UNREALIZED APPRECIATION/DEPRECIATION FROM:
Investments	491,245,337	1,428,249	23,028,566	53,055,245	35,990,053	(565,982)
Futures contracts	22,280,360	—	(417,616)	(24,827)	—	—
Non-exchange traded swap agreements	1,341,101,800	12,380,462	54,409,491	529,618,085	101,622,094	2,109,776
Foreign currency translations	—	—	—	(9)	—	—
Change in net unrealized appreciation/depreciation	1,854,627,497	13,808,711	77,020,441	582,648,494	137,612,147	1,543,794
Net realized and unrealized gain (loss)	421,388,038	(36,781,239)	(35,704,243)	(256,221,384)	45,550,126	(8,827,171)
Change in Net Assets Resulting from Operations	$454,119,201	$(35,285,744)	$(33,886,037)	$(205,210,859)	$47,051,472	$(8,495,215)
See accompanying notes to the financial statements.

PROSHARES TRUST STATEMENTS OF OPERATIONS :: FOR THE YEAR ENDED MAY 31, 2023 :: 189

	Ultra Technology	Ultra Utilities	UltraPro Dow30SM	UltraPro MidCap400	UltraPro QQQ	UltraPro Russell2000
	Year Ended May 31, 2023	Year Ended May 31, 2023	Year Ended May 31, 2023	Year Ended May 31, 2023	Year Ended May 31, 2023	Year Ended May 31, 2023
INVESTMENT INCOME:
Dividends	$2,926,263	$364,319	$11,107,298	$358,934	$67,858,124	$2,610,977
Interest	2,407,568	60,195	4,061,423	75,463	290,642,664	1,025,185
Securities lending income (Note 2)	10,290	32	5,976	4,590	2,820,186	229,231
Foreign withholding tax on income	(4,666)	—	—	—	(137,263)	(5,163)
Total Investment Income	5,339,455	424,546	15,174,697	438,987	361,183,711	3,860,230
EXPENSES:
Advisory fees (Note 4)	3,016,995	113,959	4,605,911	197,810	91,993,280	1,606,746
Management Services fees (Note 4)	402,263	15,194	614,117	26,375	12,265,681	214,231
Professional fees	24,615	24,121	29,793	18,035	358,718	24,440
Administration fees (Note 5)	171,761	74,744	197,141	75,010	804,055	139,312
Custodian fees (Note 6)	72,316	3,200	52,411	61,142	952,531	140,037
Printing and Shareholder reports	29,184	3,227	64,732	3,788	890,639	22,005
Listing, Data and related fees (Note 7)	161,106	15,318	255,129	11,978	12,288,147	212,997
Trustees fees (Note 8)	9,070	358	14,158	609	277,151	4,857
Compliance services fees (Note 4)	570	39	1,437	47	34,921	476
Other fees	20,610	4,864	22,723	5,085	413,755	10,982
Total Gross Expenses before fees waived and/or reimbursed	3,908,490	255,024	5,857,552	399,879	120,278,878	2,376,083
LESS:
Expenses waived and/or reimbursed by Advisor (Note 4)	(85,339)	(110,834)	(24,696)	(149,547)	(12,031,673)	(342,614)
Total Net Expenses	3,823,151	144,190	5,832,856	250,332	108,247,205	2,033,469
Net Investment Income (Loss)	1,516,304	280,356	9,341,841	188,655	252,936,506	1,826,761
NET REALIZED GAIN (LOSS) FROM:
Transactions in investment securities	(92,501,036)	(764,807)	(53,100,964)	(3,771,507)	(2,295,884,336)	(29,879,560)
Expiration or closing of futures contracts	—	—	7,726,699	312,760	228,047,128	2,947,620
Expiration or closing of non-exchange traded swap agreements	(269,907,580)	(1,419,705)	(57,308,015)	(19,281,526)	(7,809,836,644)	(178,654,967)
In-kind redemptions of investments	(12,900,967)	100,376	29,825,401	209,952	839,338,524	1,532,951
Net realized gain (loss)	(375,309,583)	(2,084,136)	(72,856,879)	(22,530,321)	(9,038,335,328)	(204,053,956)
CHANGE IN NET UNREALIZED APPRECIATION/DEPRECIATION FROM:
Investments	123,309,283	(1,528,998)	16,413,275	1,358,545	1,932,505,296	17,745,735
Futures contracts	—	—	(835,007)	(24,829)	2,916,157	(784,891)
Non-exchange traded swap agreements	301,753,888	(2,266,707)	(1,416,735)	11,362,900	9,035,057,217	113,130,620
Change in net unrealized appreciation/depreciation	425,063,171	(3,795,705)	14,161,533	12,696,616	10,970,478,670	130,091,464
Net realized and unrealized gain (loss)	49,753,588	(5,879,841)	(58,695,346)	(9,833,705)	1,932,143,342	(73,962,492)
Change in Net Assets Resulting from Operations	$51,269,892	$(5,599,485)	$(49,353,505)	$(9,645,050)	$2,185,079,848	$(72,135,731)

See accompanying notes to the financial statements.

190 :: FOR THE YEAR ENDED MAY 31, 2023 :: STATEMENTS OF OPERATIONS PROSHARES TRUST

	UltraPro S&P500®	UltraPro Short 20+ Year Treasury	UltraPro Short Dow30SM	UltraPro Short MidCap400	UltraPro Short QQQ	UltraPro Short Russell2000
	Year Ended May 31, 2023	Year Ended May 31, 2023	Year Ended May 31, 2023	Year Ended May 31, 2023	Year Ended May 31, 2023	Year Ended May 31, 2023
INVESTMENT INCOME:
Dividends	$30,616,064	$—	$—	$—	$—	$—
Interest	29,716,187	9,422,217	18,604,250	214,801	156,128,156	4,796,981
Securities lending income (Note 2)	139,097	—	—	—	—	—
Foreign withholding tax on income	(7,187)	—	—	—	—	—
Total Investment Income	60,464,161	9,422,217	18,604,250	214,801	156,128,156	4,796,981
EXPENSES:
Advisory fees (Note 4)	16,841,043	2,871,410	4,388,986	70,898	35,529,332	1,390,761
Management Services fees (Note 4)	2,245,456	382,852	585,194	9,453	4,737,210	185,434
Professional fees	63,766	26,853	25,706	17,323	137,413	20,669
Administration fees (Note 5)	299,005	119,636	142,502	38,327	372,462	82,900
Custodian fees (Note 6)	944,734	22,852	35,753	2,625	259,601	13,571
Printing and Shareholder reports	181,273	11,688	65,730	2,365	286,709	19,474
Listing, Data and related fees (Note 7)	15,192	38,195	244,289	11,978	4,754,986	185,639
Trustees fees (Note 8)	51,368	8,757	13,227	211	108,629	4,195
Compliance services fees (Note 4)	6,232	1,491	1,998	35	17,552	629
Recoupment of prior expenses waived and/or reimbursed by Advisor (Note 4)	—	142,628	12,174	—	—	—
Other fees	89,504	12,708	43,603	4,386	505,325	13,898
Total Gross Expenses before fees waived and/or reimbursed	20,737,573	3,639,070	5,559,162	157,601	46,709,219	1,917,170
LESS:
Expenses waived and/or reimbursed by Advisor (Note 4)	—	—	—	(67,836)	(1,773,323)	(155,614)
Total Net Expenses	20,737,573	3,639,070	5,559,162	89,765	44,935,896	1,761,556
Net Investment Income (Loss)	39,726,588	5,783,147	13,045,088	125,036	111,192,260	3,035,425
NET REALIZED GAIN (LOSS) FROM:
Transactions in investment securities	(97,074,088)	(61,757)	(42,894)	328	(2,881,188)	(50,484)
Expiration or closing of futures contracts	16,787,765	2,230,846	(11,314,615)	(91,453)	(96,984,690)	(4,409,262)
Expiration or closing of non-exchange traded swap agreements	(1,071,887,014)	124,121,534	13,186,127	(695,504)	440,918,924	4,597,386
In-kind redemptions of investments	102,465,904	—	—	—	—	—
Net realized gain (loss)	(1,049,707,433)	126,290,623	1,828,618	(786,629)	341,053,046	137,640
CHANGE IN NET UNREALIZED APPRECIATION/DEPRECIATION FROM:
Investments	(6,443,148)	247,259	(262,459)	—	(1,106,943)	71,770
Futures contracts	3,308,394	(193,073)	756,367	(12,380)	(15,488,020)	(148,446)
Non-exchange traded swap agreements	767,185,763	(62,690,169)	(10,009,395)	(473,385)	(2,904,602,692)	1,504,998
Foreign currency translations	(5)	—	—	—	—	—
Change in net unrealized appreciation/depreciation	764,051,004	(62,635,983)	(9,515,487)	(485,765)	(2,921,197,655)	1,428,322
Net realized and unrealized gain (loss)	(285,656,429)	63,654,640	(7,686,869)	(1,272,394)	(2,580,144,609)	1,565,962
Change in Net Assets Resulting from Operations	$(245,929,841)	$69,437,787	$5,358,219	$(1,147,358)	$(2,468,952,349)	$4,601,387

See accompanying notes to the financial statements.

PROSHARES TRUST STATEMENTS OF OPERATIONS :: FOR THE YEAR ENDED MAY 31, 2023 :: 191

	UltraPro Short S&P500®	UltraShort 7-10 Year Treasury	UltraShort 20+ Year Treasury	UltraShort Consumer Discretionary	UltraShort Consumer Staples	UltraShort Dow30SM
	Year Ended May 31, 2023	Year Ended May 31, 2023	Year Ended May 31, 2023	Year Ended May 31, 2023	Year Ended May 31, 2023	Year Ended May 31, 2023
INVESTMENT INCOME:
Interest	$43,214,951	$1,392,752	$28,238,700	$94,309	$66,859	$3,065,503
Total Investment Income	43,214,951	1,392,752	28,238,700	94,309	66,859	3,065,503
EXPENSES:
Advisory fees (Note 4)	9,503,620	497,189	7,055,323	34,473	19,696	909,017
Management Services fees (Note 4)	1,267,140	66,291	940,703	4,596	2,626	121,201
Professional fees	43,324	20,106	40,450	16,493	18,710	19,836
Administration fees (Note 5)	199,022	54,467	177,120	38,327	38,327	68,468
Custodian fees (Note 6)	71,506	5,679	50,873	580	341	8,820
Printing and Shareholder reports	96,985	6,336	90,860	1,643	569	23,995
Listing, Data and related fees (Note 7)	15,192	14,450	83,846	11,269	10,488	57,959
Trustees fees (Note 8)	28,724	1,572	22,160	108	62	2,747
Compliance services fees (Note 4)	4,683	221	2,318	19	11	406
Other fees	111,803	5,428	33,173	5,176	4,025	7,071
Total Gross Expenses before fees waived and/or reimbursed	11,341,999	671,739	8,496,826	112,684	94,855	1,219,520
LESS:
Expenses waived and/or reimbursed by Advisor (Note 4)	—	(41,707)	—	(68,987)	(69,909)	(68,145)
Total Net Expenses	11,341,999	630,032	8,496,826	43,697	24,946	1,151,375
Net Investment Income (Loss)	31,872,952	762,720	19,741,874	50,612	41,913	1,914,128
NET REALIZED GAIN (LOSS) FROM:
Transactions in investment securities	(255,030)	—	(90,187)	—	—	—
Expiration or closing of futures contracts	(16,961,685)	50,793	3,747,538	—	—	(2,864,362)
Expiration or closing of non-exchange traded swap agreements	(52,512,692)	380,993	347,575,913	2,611,632	57,292	4,052,855
Net realized gain (loss)	(69,729,407)	431,786	351,233,264	2,611,632	57,292	1,188,493
CHANGE IN NET UNREALIZED APPRECIATION/DEPRECIATION FROM:
Investments	(322,569)	131,531	632,661	—	—	(26,295)
Futures contracts	(1,641,291)	(17,859)	(428,595)	—	—	(278,952)
Non-exchange traded swap agreements	(305,998,191)	8,664,381	(124,862,389)	(1,402,420)	(178,361)	(3,070,987)
Change in net unrealized appreciation/depreciation	(307,962,051)	8,778,053	(124,658,323)	(1,402,420)	(178,361)	(3,376,234)
Net realized and unrealized gain (loss)	(377,691,458)	9,209,839	226,574,941	1,209,212	(121,069)	(2,187,741)
Change in Net Assets Resulting from Operations	$(345,818,506)	$9,972,559	$246,316,815	$1,259,824	$(79,156)	$(273,613)

See accompanying notes to the financial statements.

192 :: FOR THE YEAR ENDED MAY 31, 2023 :: STATEMENTS OF OPERATIONS PROSHARES TRUST

	UltraShort Energy	UltraShort Financials	UltraShort FTSE China 50	UltraShort FTSE Europe	UltraShort Health Care	UltraShort Industrials
	Year Ended May 31, 2023	Year Ended May 31, 2023	Year Ended May 31, 2023	Year Ended May 31, 2023	Year Ended May 31, 2023	Year Ended May 31, 2023
INVESTMENT INCOME:
Interest	$885,762	$491,139	$510,994	$2,158,516	$86,761	$74,540
Total Investment Income	885,762	491,139	510,994	2,158,516	86,761	74,540
EXPENSES:
Advisory fees (Note 4)	261,945	146,918	178,492	776,243	23,132	22,233
Management Services fees (Note 4)	34,926	19,589	23,799	103,498	3,084	2,964
Professional fees	19,350	18,725	34,064	29,629	17,806	18,325
Administration fees (Note 5)	40,388	38,474	38,734	62,885	38,327	38,327
Custodian fees (Note 6)	2,867	1,362	1,339	7,275	386	376
Printing and Shareholder reports	6,563	11,362	5,516	16,304	918	1,357
Listing, Data and related fees (Note 7)	23,032	16,809	32,087	40,527	10,668	10,606
Trustees fees (Note 8)	835	436	552	2,389	72	67
Compliance services fees (Note 4)	126	62	78	444	12	10
Other fees	5,736	5,468	4,587	10,937	4,065	4,149
Total Gross Expenses before fees waived and/or reimbursed	395,768	259,205	319,248	1,050,131	98,470	98,414
LESS:
Expenses waived and/or reimbursed by Advisor (Note 4)	(63,875)	(73,083)	(93,040)	(68,208)	(69,174)	(70,262)
Total Net Expenses	331,893	186,122	226,208	981,923	29,296	28,152
Net Investment Income (Loss)	553,869	305,017	284,786	1,176,593	57,465	46,388
NET REALIZED GAIN (LOSS) FROM:
Expiration or closing of non-exchange traded swap agreements	(16,702,184)	2,400,546	(6,884,142)	(43,900,233)	(397,267)	148,671
Net realized gain (loss)	(16,702,184)	2,400,546	(6,884,142)	(43,900,233)	(397,267)	148,671
CHANGE IN NET UNREALIZED APPRECIATION/DEPRECIATION FROM:
Non-exchange traded swap agreements	20,838,738	(1,011,990)	11,341,042	(5,743,819)	181,127	(484,945)
Change in net unrealized appreciation/depreciation	20,838,738	(1,011,990)	11,341,042	(5,743,819)	181,127	(484,945)
Net realized and unrealized gain (loss)	4,136,554	1,388,556	4,456,900	(49,644,052)	(216,140)	(336,274)
Change in Net Assets Resulting from Operations	$4,690,423	$1,693,573	$4,741,686	$(48,467,459)	$(158,675)	$(289,886)

See accompanying notes to the financial statements.

PROSHARES TRUST STATEMENTS OF OPERATIONS :: FOR THE YEAR ENDED MAY 31, 2023 :: 193

	UltraShort Materials	UltraShort MidCap400	UltraShort MSCI Brazil Capped	UltraShort MSCI EAFE	UltraShort MSCI Emerging Markets	UltraShort MSCI Japan
	Year Ended May 31, 2023	Year Ended May 31, 2023	Year Ended May 31, 2023	Year Ended May 31, 2023	Year Ended May 31, 2023	Year Ended May 31, 2023
INVESTMENT INCOME:
Interest	$99,865	$86,543	$368,866	$146,230	$280,516	$148,082
Total Investment Income	99,865	86,543	368,866	146,230	280,516	148,082
EXPENSES:
Advisory fees (Note 4)	31,990	21,827	117,255	36,877	92,846	45,950
Management Services fees (Note 4)	4,265	2,910	15,634	4,917	12,379	6,127
Professional fees	18,507	18,449	26,738	26,895	24,905	24,347
Administration fees (Note 5)	38,327	38,327	38,049	38,327	38,327	38,327
Custodian fees (Note 6)	430	2,352	1,097	530	887	486
Printing and Shareholder reports	1,604	984	2,603	788	3,896	1,230
Listing, Data and related fees (Note 7)	11,132	11,978	15,781	11,299	14,431	11,916
Trustees fees (Note 8)	99	61	358	112	287	141
Compliance services fees (Note 4)	16	10	52	21	46	21
Other fees	4,094	4,041	5,614	4,406	4,303	4,139
Total Gross Expenses before fees waived and/or reimbursed	110,464	100,939	223,181	124,172	192,307	132,684
LESS:
Expenses waived and/or reimbursed by Advisor (Note 4)	(69,951)	(73,299)	(74,705)	(77,543)	(74,690)	(74,512)
Total Net Expenses	40,513	27,640	148,476	46,629	117,617	58,172
Net Investment Income (Loss)	59,352	58,903	220,390	99,601	162,899	89,910
NET REALIZED GAIN (LOSS) FROM:
Expiration or closing of futures contracts	—	(4,279)	—	—	—	—
Expiration or closing of non-exchange traded swap agreements	(934,959)	(769,701)	(8,007,987)	(2,641,945)	(486,073)	(348,781)
Net realized gain (loss)	(934,959)	(773,980)	(8,007,987)	(2,641,945)	(486,073)	(348,781)
CHANGE IN NET UNREALIZED APPRECIATION/DEPRECIATION FROM:
Futures contracts	—	(12,405)	—	—	—	—
Non-exchange traded swap agreements	668,201	567,129	6,323,757	(533,396)	1,072,739	(800,248)
Change in net unrealized appreciation/depreciation	668,201	554,724	6,323,757	(533,396)	1,072,739	(800,248)
Net realized and unrealized gain (loss)	(266,758)	(219,256)	(1,684,230)	(3,175,341)	586,666	(1,149,029)
Change in Net Assets Resulting from Operations	$(207,406)	$(160,353)	$(1,463,840)	$(3,075,740)	$749,565	$(1,059,119)

See accompanying notes to the financial statements.

194 :: FOR THE YEAR ENDED MAY 31, 2023 :: STATEMENTS OF OPERATIONS PROSHARES TRUST

	UltraShort Nasdaq Biotechnology	UltraShort QQQ	UltraShort Real Estate	UltraShort Russell2000	UltraShort S&P500®	UltraShort Semiconductors
	Year Ended May 31, 2023	Year Ended May 31, 2023	Year Ended May 31, 2023	Year Ended May 31, 2023	Year Ended May 31, 2023	Year Ended May 31, 2023
INVESTMENT INCOME:
Interest	$99,156	$12,879,574	$1,667,756	$3,118,840	$30,097,605	$288,338
Total Investment Income	99,156	12,879,574	1,667,756	3,118,840	30,097,605	288,338
EXPENSES:
Advisory fees (Note 4)	50,858	3,638,589	435,554	935,406	7,615,330	66,476
Management Services fees (Note 4)	6,781	485,142	58,073	124,720	1,015,370	8,863
Professional fees	18,795	26,052	19,327	23,526	36,295	18,549
Administration fees (Note 5)	38,302	132,844	49,926	69,064	185,725	38,327
Custodian fees (Note 6)	535	30,627	3,595	9,733	59,240	807
Printing and Shareholder reports	2,334	49,850	17,296	17,479	102,958	2,296
Listing, Data and related fees (Note 7)	11,021	494,620	31,489	127,961	11,978	13,024
Trustees fees (Note 8)	154	10,967	1,311	2,842	23,096	199
Compliance services fees (Note 4)	21	1,781	229	439	3,528	34
Other fees	4,592	40,290	7,232	7,075	65,727	5,401
Total Gross Expenses before fees waived and/or reimbursed	133,393	4,910,762	624,032	1,318,245	9,119,247	153,976
LESS:
Expenses waived and/or reimbursed by Advisor (Note 4)	(69,062)	(306,359)	(72,069)	(133,277)	—	(70,030)
Total Net Expenses	64,331	4,604,403	551,963	1,184,968	9,119,247	83,946
Net Investment Income (Loss)	34,825	8,275,171	1,115,793	1,933,872	20,978,358	204,392
NET REALIZED GAIN (LOSS) FROM:
Transactions in investment securities	—	(165,690)	—	(38,620)	(373,613)	—
Expiration or closing of futures contracts	—	(10,871,138)	—	(1,986,246)	(8,943,721)	—
Expiration or closing of non-exchange traded swap agreements	(482,420)	81,356,044	12,098,000	17,550,306	140,287,522	(1,707,711)
Net realized gain (loss)	(482,420)	70,319,216	12,098,000	15,525,440	130,970,188	(1,707,711)
CHANGE IN NET UNREALIZED APPRECIATION/DEPRECIATION FROM:
Investments	—	(156,872)	—	(41,963)	(232,649)	—
Futures contracts	—	(3,550,730)	—	143,423	(2,036,219)	—
Non-exchange traded swap agreements	(3,061,923)	(236,955,017)	(3,529,646)	(10,003,512)	(211,928,209)	(7,874,863)
Change in net unrealized appreciation/depreciation	(3,061,923)	(240,662,619)	(3,529,646)	(9,902,052)	(214,197,077)	(7,874,863)
Net realized and unrealized gain (loss)	(3,544,343)	(170,343,403)	8,568,354	5,623,388	(83,226,889)	(9,582,574)
Change in Net Assets Resulting from Operations	$(3,509,518)	$(162,068,232)	$9,684,147	$7,557,260	$(62,248,531)	$(9,378,182)

See accompanying notes to the financial statements.

PROSHARES TRUST STATEMENTS OF OPERATIONS :: FOR THE YEAR ENDED MAY 31, 2023 :: 195

	UltraShort SmallCap600	UltraShort Technology	UltraShort Utilities
	Year Ended May 31, 2023	Year Ended May 31, 2023	Year Ended May 31, 2023
INVESTMENT INCOME:
Interest	$117,040	$240,809	$77,126
Total Investment Income	117,040	240,809	77,126
EXPENSES:
Advisory fees (Note 4)	33,466	75,943	21,617
Management Services fees (Note 4)	4,462	10,126	2,882
Professional fees	18,482	16,595	18,454
Administration fees (Note 5)	38,327	38,327	38,327
Custodian fees (Note 6)	400	1,094	507
Printing and Shareholder reports	1,494	3,043	598
Listing, Data and related fees (Note 7)	11,978	13,405	10,595
Trustees fees (Note 8)	106	238	68
Compliance services fees (Note 4)	16	38	10
Other fees	4,076	4,654	4,034
Total Gross Expenses before fees waived and/or reimbursed	112,807	163,463	97,092
LESS:
Expenses waived and/or reimbursed by Advisor (Note 4)	(70,406)	(67,315)	(69,694)
Total Net Expenses	42,401	96,148	27,398
Net Investment Income (Loss)	74,639	144,661	49,728
NET REALIZED GAIN (LOSS) FROM:
Expiration or closing of non-exchange traded swap agreements	(360,897)	2,354,972	156,058
Net realized gain (loss)	(360,897)	2,354,972	156,058
CHANGE IN NET UNREALIZED APPRECIATION/DEPRECIATION FROM:
Non-exchange traded swap agreements	830,892	(4,155,784)	388,739
Change in net unrealized appreciation/depreciation	830,892	(4,155,784)	388,739
Net realized and unrealized gain (loss)	469,995	(1,800,812)	544,797
Change in Net Assets Resulting from Operations	$544,634	$(1,656,151)	$594,525

See accompanying notes to the financial statements.

196 :: FOR THE YEAR ENDED MAY 31, 2023 :: STATEMENTS OF OPERATIONS PROSHARES TRUST

STATEMENTS OF CHANGES IN NET ASSETS

PROSHARES TRUST STATEMENTS OF CHANGES IN NET ASSETS :: FOR THE PERIODS INDICATED :: 197

	Short 7-10 Year Treasury		Short 20+ Year Treasury		Short Dow30SM
	Year Ended May 31, 2023	Year Ended May 31, 2022	Year Ended May 31, 2023	Year Ended May 31, 2022	Year Ended May 31, 2023	Year Ended May 31, 2022
FROM INVESTMENT ACTIVITIES:
OPERATIONS:
Net investment income (loss)	$1,695,796	$(1,030,121)	$8,165,690	$(5,601,050)	$5,465,446	$(2,225,689)
Net realized gain (loss)	9,586,177	13,030,974	51,308,962	91,830,374	1,713,189	(55,094,161)
Change in net unrealized appreciation/depreciation	(3,295,724)	368,002	(18,741,438)	9,430,598	(13,234,770)	52,064,455
Change in net assets resulting from operations	7,986,249	12,368,855	40,733,214	95,659,922	(6,056,135)	(5,255,395)
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Distributable earnings	(660,915)	—	(3,804,419)	—	(2,844,357)	—
Total distributions	(660,915)	—	(3,804,419)	—	(2,844,357)	—
CAPITAL TRANSACTIONS (a):
Proceeds from shares issued	129,458,205	223,921,675	649,181,997	1,201,934,471	530,683,134	370,483,867
Cost of shares redeemed	(280,125,809)	(154,551,261)	(1,175,150,708)	(1,219,984,465)	(513,686,037)	(342,315,337)
Change in net assets resulting from capital transactions	(150,667,604)	69,370,414	(525,968,711)	(18,049,994)	16,997,097	28,168,530
Change in net assets	(143,342,270)	81,739,269	(489,039,916)	77,609,928	8,096,605	22,913,135
NET ASSETS:
Beginning of period	$171,716,654	$89,977,385	$675,162,935	$597,553,007	$255,736,875	$232,823,740
End of period	$28,374,384	$171,716,654	$186,123,019	$675,162,935	$263,833,480	$255,736,875
SHARE TRANSACTIONS:
Beginning of period	6,425,000	3,625,000	34,000,000	33,950,000	7,523,755	6,823,755
Issued	4,625,000	8,850,000	29,950,000	70,750,000	15,250,000	11,050,000
Issued in-kind	—	—	—	—	—	—
Redeemed	(10,050,000)	(6,050,000)	(55,450,000)	(70,700,000)	(15,000,000)	(10,350,000)
Redemption in-kind	—	—	—	—	—	—
Shares outstanding, end of period	1,000,000	6,425,000	8,500,000	34,000,000	7,773,755	7,523,755

(a)  Capital share transactions may include transaction fees associated with Creation and Redemption transactions which occurred during the period. See Note 10 to the Financial Statements.

See accompanying notes to the financial statements.

198 :: FOR THE PERIODS INDICATED :: STATEMENTS OF CHANGES IN NET ASSETS PROSHARES TRUST

	Short Financials		Short FTSE China 50		Short High Yield
	Year Ended May 31, 2023	Year Ended May 31, 2022	Year Ended May 31, 2023	Year Ended May 31, 2022	Year Ended May 31, 2023	Year Ended May 31, 2022
FROM INVESTMENT ACTIVITIES:
OPERATIONS:
Net investment income (loss)	$686,312	$(92,417)	$142,048	$(69,528)	$5,708,039	$(776,516)
Net realized gain (loss)	1,479,068	(4,231,118)	(501,349)	999,309	3,058,518	2,776,015
Change in net unrealized appreciation/depreciation	(1,273,164)	4,256,674	1,234,111	420,688	(3,079,093)	(2,562,954)
Change in net assets resulting from operations	892,216	(66,861)	874,810	1,350,469	5,687,464	(563,455)
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Distributable earnings	(293,518)	—	(65,267)	—	(2,984,376)	—
Total distributions	(293,518)	—	(65,267)	—	(2,984,376)	—
CAPITAL TRANSACTIONS (a):
Proceeds from shares issued	85,943,471	24,036,193	14,219,157	16,851,461	294,741,535	328,770,206
Cost of shares redeemed	(61,750,414)	(15,330,244)	(14,418,527)	(14,200,857)	(397,122,467)	(39,849,609)
Change in net assets resulting from capital transactions	24,193,057	8,705,949	(199,370)	2,650,604	(102,380,932)	288,920,597
Change in net assets	24,791,755	8,639,088	610,173	4,001,073	(99,677,844)	288,357,142
NET ASSETS:
Beginning of period	$18,493,815	$9,854,727	$6,836,423	$2,835,350	$343,041,821	$54,684,679
End of period	$43,285,570	$18,493,815	$7,446,596	$6,836,423	$243,363,977	$343,041,821
SHARE TRANSACTIONS:
Beginning of period	1,474,851	774,851	400,000	200,000	18,600,000	3,000,000
Issued	6,350,000	1,950,000	750,000	1,000,000	15,450,000	17,800,000
Issued in-kind	—	—	—	—	—	—
Redeemed	(4,650,000)	(1,250,000)	(750,000)	(800,000)	(21,050,000)	(2,200,000)
Redemption in-kind	—	—	—	—	—	—
Shares outstanding, end of period	3,174,851	1,474,851	400,000	400,000	13,000,000	18,600,000

(a)  Capital share transactions may include transaction fees associated with Creation and Redemption transactions which occurred during the period. See Note 10 to the Financial Statements.

See accompanying notes to the financial statements.

PROSHARES TRUST STATEMENTS OF CHANGES IN NET ASSETS :: FOR THE PERIODS INDICATED :: 199

	Short MidCap400		Short MSCI EAFE		Short MSCI Emerging Markets
	Year Ended May 31, 2023	Year Ended May 31, 2022	Year Ended May 31, 2023	Year Ended May 31, 2022	Year Ended May 31, 2023	Year Ended May 31, 2022
FROM INVESTMENT ACTIVITIES:
OPERATIONS:
Net investment income (loss)	$311,804	$(96,435)	$2,000,255	$(229,626)	$778,108	$(294,919)
Net realized gain (loss)	(205,085)	(4,272,750)	(15,757,598)	(2,812,000)	4,457,516	(642,969)
Change in net unrealized appreciation/depreciation	(24,938)	4,367,197	(521,799)	1,992,714	(3,380,064)	4,739,509
Change in net assets resulting from operations	81,781	(1,988)	(14,279,142)	(1,048,912)	1,855,560	3,801,621
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Distributable earnings	(144,969)	—	(1,211,834)	—	(348,265)	—
Total distributions	(144,969)	—	(1,211,834)	—	(348,265)	—
CAPITAL TRANSACTIONS (a):
Proceeds from shares issued	15,829,654	9,848,424	237,302,333	161,390,383	88,511,934	76,804,412
Cost of shares redeemed	(11,742,708)	(9,643,569)	(219,339,077)	(104,931,666)	(95,419,235)	(58,307,370)
Change in net assets resulting from capital transactions	4,086,946	204,855	17,963,256	56,458,717	(6,907,301)	18,497,042
Change in net assets	4,023,758	202,867	2,472,280	55,409,805	(5,400,006)	22,298,663
NET ASSETS:
Beginning of period	$12,206,385	$12,003,518	$64,958,414	$9,548,609	$43,045,563	$20,746,900
End of period	$16,230,143	$12,206,385	$67,430,694	$64,958,414	$37,645,557	$43,045,563
SHARE TRANSACTIONS:
Beginning of period	493,667	493,667	3,325,000	525,000	3,050,000	1,750,000
Issued	625,000	400,000	11,200,000	8,500,000	5,650,000	5,850,000
Issued in-kind	—	—	—	—	—	—
Redeemed	(475,000)	(400,000)	(10,950,000)	(5,700,000)	(6,250,000)	(4,550,000)
Redemption in-kind	—	—	—	—	—	—
Shares outstanding, end of period	643,667	493,667	3,575,000	3,325,000	2,450,000	3,050,000

(a)  Capital share transactions may include transaction fees associated with Creation and Redemption transactions which occurred during the period. See Note 10 to the Financial Statements.

See accompanying notes to the financial statements.

200 :: FOR THE PERIODS INDICATED :: STATEMENTS OF CHANGES IN NET ASSETS PROSHARES TRUST

	Short QQQ		Short Real Estate		Short Russell2000
	Year Ended May 31, 2023	Year Ended May 31, 2022	Year Ended May 31, 2023	Year Ended May 31, 2022	Year Ended May 31, 2023	Year Ended May 31, 2022
FROM INVESTMENT ACTIVITIES:
OPERATIONS:
Net investment income (loss)	$32,263,979	$(5,913,714)	$1,078,424	$(72,201)	$9,648,762	$(2,498,389)
Net realized gain (loss)	155,980,785	(121,801,412)	1,211,065	(2,547,182)	46,191,460	(43,449,450)
Change in net unrealized appreciation/depreciation	(403,535,876)	178,854,149	173,358	2,081,298	(39,620,824)	76,208,412
Change in net assets resulting from operations	(215,291,112)	51,139,023	2,462,847	(538,085)	16,219,398	30,260,573
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Distributable earnings	(15,723,091)	—	(604,397)	—	(4,670,601)	—
Total distributions	(15,723,091)	—	(604,397)	—	(4,670,601)	—
CAPITAL TRANSACTIONS (a):
Proceeds from shares issued	4,841,734,198	1,741,063,208	104,892,392	12,565,640	635,812,484	488,113,314
Cost of shares redeemed	(4,568,070,087)	(1,303,970,149)	(67,493,135)	(3,419,993)	(649,604,283)	(338,502,314)
Change in net assets resulting from capital transactions	273,664,111	437,093,059	37,399,257	9,145,647	(13,791,799)	149,611,000
Change in net assets	42,649,908	488,232,082	39,257,707	8,607,562	(2,243,002)	179,871,573
NET ASSETS:
Beginning of period	$1,083,760,420	$595,528,338	$16,259,138	$7,651,576	$453,283,615	$273,412,042
End of period	$1,126,410,328	$1,083,760,420	$55,516,845	$16,259,138	$451,040,613	$453,283,615
SHARE TRANSACTIONS:
Beginning of period	81,712,500	45,062,500	899,888	400,000	18,816,642	12,766,642
Issued	365,050,000	142,150,000	5,250,000	700,000	26,250,000	21,550,000
Issued in-kind	—	—	—	—	—	—
Redeemed	(347,450,000)	(105,500,000)	(3,500,000)	(200,112)	(26,900,000)	(15,500,000)
Redemption in-kind	—	—	—	—	—	—
Shares outstanding, end of period	99,312,500	81,712,500	2,649,888	899,888	18,166,642	18,816,642

(a)  Capital share transactions may include transaction fees associated with Creation and Redemption transactions which occurred during the period. See Note 10 to the Financial Statements.
See accompanying notes to the financial statements.

PROSHARES TRUST STATEMENTS OF CHANGES IN NET ASSETS :: FOR THE PERIODS INDICATED :: 201

	Short S&P500®		Short SmallCap600		Ultra 7-10 Year Treasury
	Year Ended May 31, 2023	Year Ended May 31, 2022	Year Ended May 31, 2023	Year Ended May 31, 2022	Year Ended May 31, 2023	Year Ended May 31, 2022
FROM INVESTMENT ACTIVITIES:
OPERATIONS:
Net investment income (loss)	$59,567,974	$(12,292,340)	$360,431	$(42,450)	$298,658	$(17,479)
Net realized gain (loss)	151,423,750	(410,162,201)	52,577	(773,108)	(1,975,650)	169,586
Change in net unrealized appreciation/depreciation	(233,755,345)	372,853,132	1,058,735	1,086,075	(331,688)	(3,530,331)
Change in net assets resulting from operations	(22,763,621)	(49,601,409)	1,471,743	270,517	(2,008,680)	(3,378,224)
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Distributable earnings	(28,265,939)	—	(178,127)	—	(145,082)	(38,868)
Total distributions	(28,265,939)	—	(178,127)	—	(145,082)	(38,868)
CAPITAL TRANSACTIONS (a):
Proceeds from shares issued	8,339,635,684	3,427,800,937	51,346,487	3,026,104	44,981,880	19,618,935
Cost of shares redeemed	(8,393,734,679)	(2,432,461,110)	(29,650,829)	(887,256)	(50,785,943)	(16,783,261)
Change in net assets resulting from capital transactions	(54,098,995)	995,339,827	21,695,658	2,138,848	(5,804,063)	2,835,674
Change in net assets	(105,128,555)	945,738,418	22,989,274	2,409,365	(7,957,825)	(581,418)
NET ASSETS:
Beginning of period	$2,350,458,728	$1,404,720,310	$7,071,191	$4,661,826	$17,882,332	$18,463,750
End of period	$2,245,330,173	$2,350,458,728	$30,060,465	$7,071,191	$9,924,507	$17,882,332
SHARE TRANSACTIONS:
Beginning of period	154,380,826	89,080,826	393,681	268,681	325,000	275,000
Issued	531,325,000	231,025,000	2,800,000	175,000	875,000	300,000
Issued in-kind	—	—	—	—	—	—
Redeemed	(534,625,000)	(165,725,000)	(1,625,000)	(50,000)	(995,000)	(250,000)
Redemption in-kind	—	—	—	—	—	—
Shares outstanding, end of period	151,080,826	154,380,826	1,568,681	393,681	205,000	325,000

(a)  Capital share transactions may include transaction fees associated with Creation and Redemption transactions which occurred during the period. See Note 10 to the Financial Statements.

See accompanying notes to the financial statements.

202 :: FOR THE PERIODS INDICATED :: STATEMENTS OF CHANGES IN NET ASSETS PROSHARES TRUST

	Ultra 20+ Year Treasury		Ultra Communication Services		Ultra Consumer Discretionary
	Year Ended May 31, 2023	Year Ended May 31, 2022	Year Ended May 31, 2023	Year Ended May 31, 2022	Year Ended May 31, 2023	Year Ended May 31, 2022
FROM INVESTMENT ACTIVITIES:
OPERATIONS:
Net investment income (loss)	$1,040,612	$(246,132)	$27,038	$29,522	$86,403	$(99,163)
Net realized gain (loss)	(14,425,642)	(19,769,364)	(656,252)	195,138	(13,006,889)	6,652,019
Change in net unrealized appreciation/depreciation	(639,255)	1,005,077	490,503	(615,435)	11,876,838	(17,438,299)
Change in net assets resulting from operations	(14,024,285)	(19,010,419)	(138,711)	(390,775)	(1,043,648)	(10,885,443)
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Distributable earnings	(425,416)	—	(33,490)	(34,809)	(23,151)	—
Total distributions	(425,416)	—	(33,490)	(34,809)	(23,151)	—
CAPITAL TRANSACTIONS (a):
Proceeds from shares issued	111,749,172	123,228,567	799,728	—	2,226,751	17,917,755
Cost of shares redeemed	(74,769,727)	(96,826,893)	(1,813,894)	—	(2,103,915)	(24,780,629)
Change in net assets resulting from capital transactions	36,979,445	26,401,674	(1,014,166)	—	122,836	(6,862,874)
Change in net assets	22,529,744	7,391,255	(1,186,367)	(425,584)	(943,963)	(17,748,317)
NET ASSETS:
Beginning of period	$36,188,674	$28,797,419	$1,965,082	$2,390,666	$13,873,745	$31,622,062
End of period	$58,718,418	$36,188,674	$778,715	$1,965,082	$12,929,782	$13,873,745
SHARE TRANSACTIONS:
Beginning of period	1,075,000	600,000	50,000	50,000	475,000	650,000
Issued	4,100,000	2,300,000	—	—	80,000	350,000
Issued in-kind	—	—	25,000	—	—	—
Redeemed	(2,850,000)	(1,375,000)	(55,000)	—	—	—
Redemption in-kind	—	(450,000)	—	—	(80,000)	(525,000)
Shares outstanding, end of period	2,325,000	1,075,000	20,000	50,000	475,000	475,000

(a)  Capital share transactions may include transaction fees associated with Creation and Redemption transactions which occurred during the period. See Note 10 to the Financial Statements.

See accompanying notes to the financial statements.

PROSHARES TRUST STATEMENTS OF CHANGES IN NET ASSETS :: FOR THE PERIODS INDICATED :: 203

	Ultra Consumer Staples		Ultra Dow30SM		Ultra Energy
	Year Ended May 31, 2023	Year Ended May 31, 2022	Year Ended May 31, 2023	Year Ended May 31, 2022	Year Ended May 31, 2023	Year Ended May 31, 2022
FROM INVESTMENT ACTIVITIES:
OPERATIONS:
Net investment income (loss)	$117,846	$48,967	$6,114,664	$2,693,521	$2,914,012	$4,091,799
Net realized gain (loss)	(4,215,532)	6,104,406	(42,879,734)	128,878,710	75,163,929	139,254,242
Change in net unrealized appreciation/depreciation	2,275,357	(6,722,220)	18,057,965	(173,849,484)	(131,230,384)	63,160,845
Change in net assets resulting from operations	(1,822,329)	(568,847)	(18,707,105)	(42,277,253)	(53,152,443)	206,506,886
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Distributable earnings	(75,742)	(43,776)	(2,304,286)	(1,513,762)	(1,450,788)	(4,771,573)
Total distributions	(75,742)	(43,776)	(2,304,286)	(1,513,762)	(1,450,788)	(4,771,573)
CAPITAL TRANSACTIONS (a):
Proceeds from shares issued	6,977,803	27,663,961	118,940,875	184,408,771	54,791,335	48,974,498
Cost of shares redeemed	(5,315,472)	(32,152,708)	(163,744,642)	(253,346,080)	(109,340,279)	(243,215,147)
Change in net assets resulting from capital transactions	1,662,331	(4,488,747)	(44,803,767)	(68,937,309)	(54,548,944)	(194,240,649)
Change in net assets	(235,740)	(5,101,370)	(65,815,158)	(112,728,324)	(109,152,175)	7,494,664
NET ASSETS:
Beginning of period	$8,361,786	$13,463,156	$385,592,098	$498,320,422	$218,701,331	$211,206,667
End of period	$8,126,046	$8,361,786	$319,776,940	$385,592,098	$109,549,156	$218,701,331
SHARE TRANSACTIONS:
Beginning of period	400,000	600,000	5,900,000	6,900,000	5,002,944	12,652,944
Issued	350,000	1,150,000	1,950,000	2,500,000	300,000	1,200,000
Issued in-kind	50,000	50,000	—	—	1,200,000	1,400,000
Redeemed	—	—	—	—	(650,000)	(1,400,000)
Redemption in-kind	(300,000)	(1,400,000)	(2,700,000)	(3,500,000)	(2,350,000)	(8,850,000)
Shares outstanding, end of period	500,000	400,000	5,150,000	5,900,000	3,502,944	5,002,944

(a)  Capital share transactions may include transaction fees associated with Creation and Redemption transactions which occurred during the period. See Note 10 to the Financial Statements.

See accompanying notes to the financial statements.

204 :: FOR THE PERIODS INDICATED :: STATEMENTS OF CHANGES IN NET ASSETS PROSHARES TRUST

	Ultra Financials		Ultra FTSE China 50		Ultra FTSE Europe
	Year Ended May 31, 2023	Year Ended May 31, 2022	Year Ended May 31, 2023	Year Ended May 31, 2022	Year Ended May 31, 2023	Year Ended May 31, 2022
FROM INVESTMENT ACTIVITIES:
OPERATIONS:
Net investment income (loss)	$5,572,776	$2,962,867	$110,466	$(166,197)	$39,992	$(44,794)
Net realized gain (loss)	(42,995,489)	168,451,268	(15,871,299)	248,528	(1,739,357)	1,391,855
Change in net unrealized appreciation/depreciation	(118,116,066)	(238,312,634)	9,886,599	(14,756,734)	1,367,517	(2,301,983)
Change in net assets resulting from operations	(155,538,779)	(66,898,499)	(5,874,234)	(14,674,403)	(331,848)	(954,922)
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Distributable earnings	(4,879,017)	(42,664,109)	(12,136)	—	(9,080)	—
Total distributions	(4,879,017)	(42,664,109)	(12,136)	—	(9,080)	—
CAPITAL TRANSACTIONS (a):
Proceeds from shares issued	18,060,892	1,178,507,703	14,143,029	13,222,258	4,001,989	2,942,584
Cost of shares redeemed	(54,824,381)	(1,321,139,297)	(9,088,378)	(16,214,710)	(3,759,882)	(3,257,674)
Change in net assets resulting from capital transactions	(36,763,489)	(142,631,594)	5,054,651	(2,992,452)	242,107	(315,090)
Change in net assets	(197,181,285)	(252,194,202)	(831,719)	(17,666,855)	(98,821)	(1,270,012)
NET ASSETS:
Beginning of period	$671,522,677	$923,716,879	$10,424,076	$28,090,931	$3,969,450	$5,239,462
End of period	$474,341,392	$671,522,677	$9,592,357	$10,424,076	$3,870,629	$3,969,450
SHARE TRANSACTIONS:
Beginning of period	12,457,750	14,507,750	350,000	400,000	75,000	75,000
Issued	400,000	18,550,000	630,000	300,000	75,000	50,000
Issued in-kind	—	—	—	—	—	—
Redeemed	—	—	(415,000)	(350,000)	(75,000)	(50,000)
Redemption in-kind	(1,150,000)	(20,600,000)	—	—	—	—
Shares outstanding, end of period	11,707,750	12,457,750	565,000	350,000	75,000	75,000

(a)  Capital share transactions may include transaction fees associated with Creation and Redemption transactions which occurred during the period. See Note 10 to the Financial Statements.

See accompanying notes to the financial statements.

PROSHARES TRUST STATEMENTS OF CHANGES IN NET ASSETS :: FOR THE PERIODS INDICATED :: 205

	Ultra Health Care		Ultra High Yield		Ultra Industrials
	Year Ended May 31, 2023	Year Ended May 31, 2022	Year Ended May 31, 2023	Year Ended May 31, 2022	Year Ended May 31, 2023	Year Ended May 31, 2022
FROM INVESTMENT ACTIVITIES:
OPERATIONS:
Net investment income (loss)	$991,170	$376,362	$181,904	$(200,987)	$148,138	$13,114
Net realized gain (loss)	(34,884,826)	56,128,216	(5,492,357)	2,079,332	(10,193,384)	11,020,393
Change in net unrealized appreciation/depreciation	18,692,464	(48,714,621)	1,744,876	(3,822,149)	8,150,633	(18,114,684)
Change in net assets resulting from operations	(15,201,192)	7,789,957	(3,565,577)	(1,943,804)	(1,894,613)	(7,081,177)
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Distributable earnings	(221,299)	(247,844)	(107,238)	(135,724)	(35,273)	(5,279)
Total distributions	(221,299)	(247,844)	(107,238)	(135,724)	(35,273)	(5,279)
CAPITAL TRANSACTIONS (a):
Proceeds from shares issued	34,391,950	305,986,945	71,418,701	116,463,565	7,416,342	34,328,479
Cost of shares redeemed	(56,579,212)	(326,091,063)	(82,520,125)	(122,571,396)	(5,928,292)	(50,998,764)
Change in net assets resulting from capital transactions	(22,187,262)	(20,104,118)	(11,101,424)	(6,107,831)	1,488,050	(16,670,285)
Change in net assets	(37,609,753)	(12,562,005)	(14,774,239)	(8,187,359)	(441,836)	(23,756,741)
NET ASSETS:
Beginning of period	$117,842,655	$130,404,660	$20,226,586	$28,413,945	$16,693,802	$40,450,543
End of period	$80,232,902	$117,842,655	$5,452,347	$20,226,586	$16,251,966	$16,693,802
SHARE TRANSACTIONS:
Beginning of period	1,275,000	1,475,000	300,000	375,000	700,000	1,225,000
Issued	125,000	2,575,000	1,150,000	1,525,000	100,000	1,000,000
Issued in-kind	250,000	525,000	—	—	200,000	50,000
Redeemed	(225,000)	(200,000)	(1,360,000)	(1,600,000)	—	—
Redemption in-kind	(450,000)	(3,100,000)	—	—	(240,000)	(1,575,000)
Shares outstanding, end of period	975,000	1,275,000	90,000	300,000	760,000	700,000

(a)  Capital share transactions may include transaction fees associated with Creation and Redemption transactions which occurred during the period. See Note 10 to the Financial Statements.

See accompanying notes to the financial statements.

206 :: FOR THE PERIODS INDICATED :: STATEMENTS OF CHANGES IN NET ASSETS PROSHARES TRUST

	Ultra Materials		Ultra MidCap400		Ultra MSCI Brazil Capped
	Year Ended May 31, 2023	Year Ended May 31, 2022	Year Ended May 31, 2023	Year Ended May 31, 2022	Year Ended May 31, 2023	Year Ended May 31, 2022
FROM INVESTMENT ACTIVITIES:
OPERATIONS:
Net investment income (loss)	$691,025	$476,285	$1,469,736	$455,000	$26,346	$(64,563)
Net realized gain (loss)	(14,112,942)	22,646,117	(35,269,686)	47,716,473	(5,334,075)	3,040,927
Change in net unrealized appreciation/depreciation	(2,715,392)	(24,987,142)	15,248,669	(78,959,083)	2,588,470	(3,732,576)
Change in net assets resulting from operations	(16,137,309)	(1,864,740)	(18,551,281)	(30,787,610)	(2,719,259)	(756,212)
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Distributable earnings	(317,515)	(468,191)	(1,322,387)	(321,289)	—	—
Total distributions	(317,515)	(468,191)	(1,322,387)	(321,289)	—	—
CAPITAL TRANSACTIONS (a):
Proceeds from shares issued	7,537,165	5,304,711	19,028,022	53,890,439	2,572,948	10,315,500
Cost of shares redeemed	(15,323,408)	(45,219,591)	(7,526,458)	(89,029,395)	(4,852,028)	(7,156,563)
Change in net assets resulting from capital transactions	(7,786,243)	(39,914,880)	11,501,564	(35,138,956)	(2,279,080)	3,158,937
Change in net assets	(24,241,067)	(42,247,811)	(8,372,104)	(66,247,855)	(4,998,339)	2,402,725
NET ASSETS:
Beginning of period	$62,228,794	$104,476,605	$122,914,332	$189,162,187	$9,542,513	$7,139,788
End of period	$37,987,727	$62,228,794	$114,542,228	$122,914,332	$4,544,174	$9,542,513
SHARE TRANSACTIONS:
Beginning of period	2,325,000	3,900,000	2,275,000	2,875,000	291,557	191,557
Issued	200,000	—	250,000	600,000	115,000	375,000
Issued in-kind	125,000	200,000	150,000	200,000	—	—
Redeemed	—	(25,000)	—	(600,000)	(205,000)	(275,000)
Redemption in-kind	(725,000)	(1,750,000)	(150,000)	(800,000)	—	—
Shares outstanding, end of period	1,925,000	2,325,000	2,525,000	2,275,000	201,557	291,557

(a)  Capital share transactions may include transaction fees associated with Creation and Redemption transactions which occurred during the period. See Note 10 to the Financial Statements.

See accompanying notes to the financial statements.

PROSHARES TRUST STATEMENTS OF CHANGES IN NET ASSETS :: FOR THE PERIODS INDICATED :: 207

	Ultra MSCI EAFE		Ultra MSCI Emerging Markets		Ultra MSCI Japan
	Year Ended May 31, 2023	Year Ended May 31, 2022	Year Ended May 31, 2023	Year Ended May 31, 2022	Year Ended May 31, 2023	Year Ended May 31, 2022
FROM INVESTMENT ACTIVITIES:
OPERATIONS:
Net investment income (loss)	$123,127	$(114,722)	$241,016	$(483,344)	$39,831	$(60,339)
Net realized gain (loss)	(4,683,547)	3,370,053	(26,944,412)	2,161,182	(3,506,591)	1,541,413
Change in net unrealized appreciation/depreciation	3,605,024	(6,735,618)	19,973,250	(29,812,128)	3,072,252	(5,167,279)
Change in net assets resulting from operations	(955,396)	(3,480,287)	(6,730,146)	(28,134,290)	(394,508)	(3,686,205)
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Distributable earnings	(28,268)	—	(33,529)	—	(31,240)	—
Total distributions	(28,268)	—	(33,529)	—	(31,240)	—
CAPITAL TRANSACTIONS (a):
Proceeds from shares issued	9,034,429	7,541,381	21,392,343	20,744,168	8,740,041	36,793,949
Cost of shares redeemed	(6,564,879)	(8,205,537)	(24,885,725)	(58,484,193)	(4,761,161)	(33,245,054)
Change in net assets resulting from capital transactions	2,469,550	(664,156)	(3,493,382)	(37,740,025)	3,978,880	3,548,895
Change in net assets	1,485,886	(4,144,443)	(10,257,057)	(65,874,315)	3,553,132	(137,310)
NET ASSETS:
Beginning of period	$9,063,761	$13,208,204	$26,730,685	$92,605,000	$5,759,801	$5,897,111
End of period	$10,549,647	$9,063,761	$16,473,628	$26,730,685	$9,312,933	$5,759,801
SHARE TRANSACTIONS:
Beginning of period	225,000	250,000	425,000	875,000	175,000	125,000
Issued	235,000	150,000	400,000	225,000	275,000	750,000
Issued in-kind	—	—	—	—	—	—
Redeemed	(185,000)	(175,000)	(475,000)	(675,000)	(160,000)	(575,000)
Redemption in-kind	—	—	—	—	—	(125,000)
Shares outstanding, end of period	275,000	225,000	350,000	425,000	290,000	175,000

(a)  Capital share transactions may include transaction fees associated with Creation and Redemption transactions which occurred during the period. See Note 10 to the Financial Statements.

See accompanying notes to the financial statements.

208 :: FOR THE PERIODS INDICATED :: STATEMENTS OF CHANGES IN NET ASSETS PROSHARES TRUST

	Ultra Nasdaq Biotechnology		Ultra Nasdaq Cloud Computing		Ultra Nasdaq Cybersecurity
	Year Ended May 31, 2023	Year Ended May 31, 2022	Year Ended May 31, 2023	Year Ended May 31, 2022	Year Ended May 31, 2023	Year Ended May 31, 2022
FROM INVESTMENT ACTIVITIES:
OPERATIONS:
Net investment income (loss)	$209,833	$(576,731)	$3,470	$(10,891)	$8,948	$(35,168)
Net realized gain (loss)	(65,883,824)	3,383,233	(1,647,039)	(239,922)	(1,327,934)	443,600
Change in net unrealized appreciation/depreciation	72,319,432	(80,992,074)	1,576,518	(1,746,897)	1,122,257	(1,357,037)
Change in net assets resulting from operations	6,645,441	(78,185,572)	(67,051)	(1,997,710)	(196,729)	(948,605)
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Distributable earnings	(37,719)	—	—	—	—	(29,506)
Total distributions	(37,719)	—	—	—	—	(29,506)
CAPITAL TRANSACTIONS (a):
Proceeds from shares issued	30,996,428	99,642,381	1,339,958	1,868,676	567,388	6,528,568
Cost of shares redeemed	(34,696,422)	(215,160,010)	(1,529,791)	—	(712,070)	(6,032,433)
Change in net assets resulting from capital transactions	(3,699,994)	(115,517,629)	(189,833)	1,868,676	(144,682)	496,135
Change in net assets	2,907,728	(193,703,201)	(256,884)	(129,034)	(341,411)	(481,976)
NET ASSETS:
Beginning of period	$93,685,093	$287,388,294	$1,829,968	$1,959,002	$2,333,149	$2,815,125
End of period	$96,592,821	$93,685,093	$1,573,084	$1,829,968	$1,991,738	$2,333,149
SHARE TRANSACTIONS:
Beginning of period	1,950,000	3,400,000	100,001	50,001	75,001	75,001
Issued	300,000	100,000	—	—	25,000	100,000
Issued in-kind	250,000	1,000,000	125,000	50,000	—	25,000
Redeemed	(250,000)	(550,000)	—	—	(30,000)	(75,000)
Redemption in-kind	(400,000)	(2,000,000)	(125,000)	—	—	(50,000)
Shares outstanding, end of period	1,850,000	1,950,000	100,001	100,001	70,001	75,001

(a)  Capital share transactions may include transaction fees associated with Creation and Redemption transactions which occurred during the period. See Note 10 to the Financial Statements.

See accompanying notes to the financial statements.

PROSHARES TRUST STATEMENTS OF CHANGES IN NET ASSETS :: FOR THE PERIODS INDICATED :: 209

	Ultra QQQ		Ultra Real Estate		Ultra Russell2000
	Year Ended May 31, 2023	Year Ended May 31, 2022	Year Ended May 31, 2023	Year Ended May 31, 2022	Year Ended May 31, 2023	Year Ended May 31, 2022
FROM INVESTMENT ACTIVITIES:
OPERATIONS:
Net investment income (loss)	$32,731,163	$(15,459,260)	$1,495,495	$820,659	$1,818,206	$(219,293)
Net realized gain (loss)	(1,433,239,459)	1,370,868,620	(50,589,950)	36,020,755	(112,724,684)	120,586,647
Change in net unrealized appreciation/depreciation	1,854,627,497	(2,404,399,785)	13,808,711	(37,730,729)	77,020,441	(234,321,144)
Change in net assets resulting from operations	454,119,201	(1,048,990,425)	(35,285,744)	(889,315)	(33,886,037)	(113,953,790)
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Distributable earnings	(7,280,372)	—	(850,792)	(888,447)	(535,062)	—
Total distributions	(7,280,372)	—	(850,792)	(888,447)	(535,062)	—
CAPITAL TRANSACTIONS (a):
Proceeds from shares issued	3,415,946,874	4,485,156,617	4,211,980	23,294,422	228,820,269	384,304,250
Cost of shares redeemed	(2,955,338,020)	(4,051,362,587)	(10,618,229)	(36,327,183)	(255,729,831)	(831,269,828)
Change in net assets resulting from capital transactions	460,608,854	433,794,030	(6,406,249)	(13,032,761)	(26,909,562)	(446,965,578)
Change in net assets	907,447,683	(615,196,395)	(42,542,785)	(14,810,523)	(61,330,661)	(560,919,368)
NET ASSETS:
Beginning of period	$3,679,324,133	$4,294,520,528	$102,313,439	$117,123,962	$181,770,099	$742,689,467
End of period	$4,586,771,816	$3,679,324,133	$59,770,654	$102,313,439	$120,439,438	$181,770,099
SHARE TRANSACTIONS:
Beginning of period	72,600,000	67,500,000	1,233,744	1,383,744	4,900,000	12,850,000
Issued	27,350,000	41,200,000	—	100,000	6,700,000	7,550,000
Issued in-kind	49,050,000	22,100,000	75,000	125,000	—	100,000
Redeemed	—	—	—	—	(6,850,000)	(50,000)
Redemption in-kind	(68,900,000)	(58,200,000)	(175,000)	(375,000)	(700,000)	(15,550,000)
Shares outstanding, end of period	80,100,000	72,600,000	1,133,744	1,233,744	4,050,000	4,900,000

(a)  Capital share transactions may include transaction fees associated with Creation and Redemption transactions which occurred during the period. See Note 10 to the Financial Statements.

See accompanying notes to the financial statements.

210 :: FOR THE PERIODS INDICATED :: STATEMENTS OF CHANGES IN NET ASSETS PROSHARES TRUST

	Ultra S&P500®		Ultra Semiconductors		Ultra SmallCap600
	Year Ended May 31, 2023	Year Ended May 31, 2022	Year Ended May 31, 2023	Year Ended May 31, 2022	Year Ended May 31, 2023	Year Ended May 31, 2022
FROM INVESTMENT ACTIVITIES:
OPERATIONS:
Net investment income (loss)	$51,010,525	$13,820,233	$1,501,346	$(236,009)	$331,956	$31,109
Net realized gain (loss)	(838,869,878)	1,557,367,937	(92,062,021)	75,443,570	(10,370,965)	12,318,883
Change in net unrealized appreciation/depreciation	582,648,494	(1,806,969,584)	137,612,147	(123,028,262)	1,543,794	(21,836,803)
Change in net assets resulting from operations	(205,210,859)	(235,781,414)	47,051,472	(47,820,701)	(8,495,215)	(9,486,811)
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Distributable earnings	(10,742,669)	(9,133,655)	(367,233)	—	(131,219)	—
Total distributions	(10,742,669)	(9,133,655)	(367,233)	—	(131,219)	—
CAPITAL TRANSACTIONS (a):
Proceeds from shares issued	4,484,429,578	5,124,560,438	44,149,987	365,953,832	5,146,488	4,390,038
Cost of shares redeemed	(4,180,318,821)	(5,282,901,568)	(84,271,818)	(323,870,726)	(3,025,901)	(8,077,079)
Change in net assets resulting from capital transactions	304,110,757	(158,341,130)	(40,121,831)	42,083,106	2,120,587	(3,687,041)
Change in net assets	88,157,229	(403,256,199)	6,562,408	(5,737,595)	(6,505,847)	(13,173,852)
NET ASSETS:
Beginning of period	$3,424,199,314	$3,827,455,513	$247,579,656	$253,317,251	$32,935,021	$46,108,873
End of period	$3,512,356,543	$3,424,199,314	$254,142,064	$247,579,656	$26,429,174	$32,935,021
SHARE TRANSACTIONS:
Beginning of period	63,550,000	67,000,000	8,750,000	8,075,000	1,325,000	1,450,000
Issued	28,550,000	38,900,000	325,000	5,575,000	60,000	25,000
Issued in-kind	65,450,000	40,750,000	1,825,000	4,125,000	145,000	125,000
Redeemed	—	—	—	—	—	—
Redemption in-kind	(89,450,000)	(83,100,000)	(4,000,000)	(9,025,000)	(145,000)	(275,000)
Shares outstanding, end of period	68,100,000	63,550,000	6,900,000	8,750,000	1,385,000	1,325,000

(a)  Capital share transactions may include transaction fees associated with Creation and Redemption transactions which occurred during the period. See Note 10 to the Financial Statements.

See accompanying notes to the financial statements.

PROSHARES TRUST STATEMENTS OF CHANGES IN NET ASSETS :: FOR THE PERIODS INDICATED :: 211

	Ultra Technology		Ultra Utilities		UltraPro Dow30SM
	Year Ended May 31, 2023	Year Ended May 31, 2022	Year Ended May 31, 2023	Year Ended May 31, 2022	Year Ended May 31, 2023	Year Ended May 31, 2022
FROM INVESTMENT ACTIVITIES:
OPERATIONS:
Net investment income (loss)	$1,516,304	$(3,942,192)	$280,356	$374,035	$9,341,841	$4,581,143
Net realized gain (loss)	(375,309,583)	475,853,274	(2,084,136)	674,397	(72,856,879)	298,708,374
Change in net unrealized appreciation/depreciation	425,063,171	(571,308,630)	(3,795,705)	3,252,710	14,161,533	(377,844,228)
Change in net assets resulting from operations	51,269,892	(99,397,548)	(5,599,485)	4,301,142	(49,353,505)	(74,554,711)
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Distributable earnings	—	—	(275,770)	(308,736)	(7,056,346)	(2,586,002)
Total distributions	—	—	(275,770)	(308,736)	(7,056,346)	(2,586,002)
CAPITAL TRANSACTIONS (a):
Proceeds from shares issued	117,678,327	486,250,284	5,306,501	21,966,904	697,823,412	2,965,496,366
Cost of shares redeemed	(133,135,376)	(610,701,807)	(13,814,999)	(15,816,548)	(725,689,545)	(3,154,717,709)
Change in net assets resulting from capital transactions	(15,457,049)	(124,451,523)	(8,508,498)	6,150,356	(27,866,133)	(189,221,343)
Change in net assets	35,812,843	(223,849,071)	(14,383,753)	10,142,762	(84,275,984)	(266,362,056)
NET ASSETS:
Beginning of period	$539,379,627	$763,228,698	$23,880,153	$13,737,391	$691,723,485	$958,085,541
End of period	$575,192,470	$539,379,627	$9,496,400	$23,880,153	$607,447,501	$691,723,485
SHARE TRANSACTIONS:
Beginning of period	15,425,000	18,300,000	300,000	225,000	11,300,000	13,050,000
Issued	1,475,000	7,650,000	60,000	150,000	4,150,000	12,150,000
Issued in-kind	2,200,000	1,975,000	20,000	175,000	9,150,000	27,700,000
Redeemed	—	—	(185,000)	(100,000)	—	—
Redemption in-kind	(4,850,000)	(12,500,000)	(30,000)	(150,000)	(13,150,000)	(41,600,000)
Shares outstanding, end of period	14,250,000	15,425,000	165,000	300,000	11,450,000	11,300,000

(a)  Capital share transactions may include transaction fees associated with Creation and Redemption transactions which occurred during the period. See Note 10 to the Financial Statements.

See accompanying notes to the financial statements.

212 :: FOR THE PERIODS INDICATED :: STATEMENTS OF CHANGES IN NET ASSETS PROSHARES TRUST

	UltraPro MidCap400		UltraPro QQQ		UltraPro Russell2000
	Year Ended May 31, 2023	Year Ended May 31, 2022	Year Ended May 31, 2023	Year Ended May 31, 2022	Year Ended May 31, 2023	Year Ended May 31, 2022
FROM INVESTMENT ACTIVITIES:
OPERATIONS:
Net investment income (loss)	$188,655	$16,578	$252,936,506	$(36,817,307)	$1,826,761	$(305,613)
Net realized gain (loss)	(22,530,321)	28,918,082	(9,038,335,328)	4,497,365,040	(204,053,956)	133,218,287
Change in net unrealized appreciation/depreciation	12,696,616	(44,696,364)	10,970,478,670	(11,665,515,121)	130,091,464	(367,824,360)
Change in net assets resulting from operations	(9,645,050)	(15,761,704)	2,185,079,848	(7,204,967,388)	(72,135,731)	(234,911,686)
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Distributable earnings	(115,682)	(51,309)	(132,545,104)	(15,428)	(797,862)	—
Total distributions	(115,682)	(51,309)	(132,545,104)	(15,428)	(797,862)	—
CAPITAL TRANSACTIONS (a):
Proceeds from shares issued	8,916,616	24,576,472	25,287,348,664	25,961,592,213	401,242,382	791,082,250
Cost of shares redeemed	(5,427,962)	(40,824,039)	(25,645,333,415)	(17,121,308,190)	(383,287,453)	(707,251,591)
Change in net assets resulting from capital transactions	3,488,654	(16,247,567)	(357,984,751)	8,840,284,023	17,954,929	83,830,659
Change in net assets	(6,272,078)	(32,060,580)	1,694,549,993	1,635,301,207	(54,978,664)	(151,081,027)
NET ASSETS:
Beginning of period	$29,798,610	$61,859,190	$13,697,179,057	$12,061,877,850	$259,439,243	$410,520,270
End of period	$23,526,532	$29,798,610	$15,391,729,050	$13,697,179,057	$204,460,579	$259,439,243
SHARE TRANSACTIONS:
Beginning of period	1,325,000	1,925,000	414,750,000	235,800,000	4,950,000	3,700,000
Issued	100,000	625,000	241,950,000	202,200,000	9,950,000	9,300,000
Issued in-kind	350,000	175,000	835,850,000	248,250,000	—	—
Redeemed	—	—	—	—	(8,400,000)	—
Redemption in-kind	(300,000)	(1,400,000)	(1,048,850,000)	(271,500,000)	(450,000)	(8,050,000)
Shares outstanding, end of period	1,475,000	1,325,000	443,700,000	414,750,000	6,050,000	4,950,000

(a)  Capital share transactions may include transaction fees associated with Creation and Redemption transactions which occurred during the period. See Note 10 to the Financial Statements.

See accompanying notes to the financial statements.

PROSHARES TRUST STATEMENTS OF CHANGES IN NET ASSETS :: FOR THE PERIODS INDICATED :: 213

	UltraPro S&P500®		UltraPro Short 20+ Year Treasury		UltraPro Short Dow30SM
	Year Ended May 31, 2023	Year Ended May 31, 2022	Year Ended May 31, 2023	Year Ended May 31, 2022	Year Ended May 31, 2023	Year Ended May 31, 2022
FROM INVESTMENT ACTIVITIES:
OPERATIONS:
Net investment income (loss)	$39,726,588	$5,388,296	$5,783,147	$(1,610,227)	$13,045,088	$(3,328,622)
Net realized gain (loss)	(1,049,707,433)	1,345,015,963	126,290,623	121,179,056	1,828,618	(264,289,497)
Change in net unrealized appreciation/depreciation	764,051,004	(1,805,603,484)	(62,635,983)	10,580,231	(9,515,487)	254,247,251
Change in net assets resulting from operations	(245,929,841)	(455,199,225)	69,437,787	130,149,060	5,358,219	(13,370,868)
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Distributable earnings	(13,631,879)	(3,324,709)	(2,588,146)	—	(7,327,601)	—
Total distributions	(13,631,879)	(3,324,709)	(2,588,146)	—	(7,327,601)	—
CAPITAL TRANSACTIONS (a):
Proceeds from shares issued	3,594,436,688	5,797,360,726	232,277,731	260,672,851	2,143,190,412	1,300,969,673
Cost of shares redeemed	(3,520,857,208)	(5,161,666,508)	(445,630,295)	(76,482,016)	(1,787,493,691)	(1,295,357,297)
Change in net assets resulting from capital transactions	73,579,480	635,694,218	(213,352,564)	184,190,835	355,696,721	5,612,376
Change in net assets	(185,982,240)	177,170,284	(146,502,923)	314,339,895	353,727,339	(7,758,492)
NET ASSETS:
Beginning of period	$2,573,073,134	$2,395,902,850	$403,940,630	$89,600,735	$351,587,875	$359,346,367
End of period	$2,387,090,894	$2,573,073,134	$257,437,707	$403,940,630	$705,315,214	$351,587,875
SHARE TRANSACTIONS:
Beginning of period	55,450,000	45,100,000	7,143,605	2,143,605	11,342,280	10,845,991
Issued	20,450,000	41,300,000	3,400,000	6,950,000	76,900,000	43,500,000
Issued in-kind	79,850,000	52,400,000	—	—	—	—
Redeemed	—	—	(6,650,000)	(1,950,000)	(62,450,000)	(43,003,711)
Redemption in-kind	(95,850,000)	(83,350,000)	—	—	—	—
Shares outstanding, end of period	59,900,000	55,450,000	3,893,605	7,143,605	25,792,280	11,342,280

(a)  Capital share transactions may include transaction fees associated with Creation and Redemption transactions which occurred during the period. See Note 10 to the Financial Statements.
See accompanying notes to the financial statements.

214 :: FOR THE PERIODS INDICATED :: STATEMENTS OF CHANGES IN NET ASSETS PROSHARES TRUST

	UltraPro Short MidCap400		UltraPro Short QQQ		UltraPro Short Russell2000
	Year Ended May 31, 2023	Year Ended May 31, 2022	Year Ended May 31, 2023	Year Ended May 31, 2022	Year Ended May 31, 2023	Year Ended May 31, 2022
FROM INVESTMENT ACTIVITIES:
OPERATIONS:
Net investment income (loss)	$125,036	$(56,043)	$111,192,260	$(17,074,636)	$3,035,425	$(1,255,157)
Net realized gain (loss)	(786,629)	(5,454,238)	341,053,046	12,374,104	137,640	841,996
Change in net unrealized appreciation/depreciation	(485,765)	4,905,549	(2,921,197,655)	358,590,653	1,428,322	54,710,886
Change in net assets resulting from operations	(1,147,358)	(604,732)	(2,468,952,349)	353,890,121	4,601,387	54,297,725
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Distributable earnings	(57,124)	—	(43,567,920)	—	(1,242,811)	—
Total distributions	(57,124)	—	(43,567,920)	—	(1,242,811)	—
CAPITAL TRANSACTIONS (a):
Proceeds from shares issued	11,704,353	5,629,202	32,065,875,133	8,702,950,687	834,277,955	503,283,235
Cost of shares redeemed	(9,217,384)	(1,487,579)	(27,659,990,995)	(7,990,990,311)	(753,737,205)	(514,755,014)
Change in net assets resulting from capital transactions	2,486,969	4,141,623	4,405,884,138	711,960,376	80,540,750	(11,471,779)
Change in net assets	1,282,487	3,536,891	1,893,363,869	1,065,850,497	83,899,326	42,825,946
NET ASSETS:
Beginning of period	$7,538,696	$4,001,805	$2,824,811,118	$1,758,960,621	$150,417,746	$107,591,800
End of period	$8,821,183	$7,538,696	$4,718,174,987	$2,824,811,118	$234,317,072	$150,417,746
SHARE TRANSACTIONS:
Beginning of period	298,643	148,946	59,600,547	31,687,817	2,557,646	2,228,368
Issued	500,000	200,000	804,150,000	218,040,000	15,450,000	9,690,000
Issued in-kind	—	—	—	—	—	—
Redeemed	(400,000)	(50,303)	(659,500,000)	(190,127,270)	(13,500,000)	(9,360,722)
Redemption in-kind	—	—	—	—	—	—
Shares outstanding, end of period	398,643	298,643	204,250,547	59,600,547	4,507,646	2,557,646

(a)  Capital share transactions may include transaction fees associated with Creation and Redemption transactions which occurred during the period. See Note 10 to the Financial Statements.

See accompanying notes to the financial statements.

PROSHARES TRUST STATEMENTS OF CHANGES IN NET ASSETS :: FOR THE PERIODS INDICATED :: 215

	UltraPro Short S&P500®		UltraShort 7-10 Year Treasury		UltraShort 20+ Year Treasury
	Year Ended May 31, 2023	Year Ended May 31, 2022	Year Ended May 31, 2023	Year Ended May 31, 2022	Year Ended May 31, 2023	Year Ended May 31, 2022
FROM INVESTMENT ACTIVITIES:
OPERATIONS:
Net investment income (loss)	$31,872,952	$(4,656,193)	$762,720	$(642,442)	$19,741,874	$(11,598,774)
Net realized gain (loss)	(69,729,407)	(385,690,820)	431,786	24,176,507	351,233,264	243,764,816
Change in net unrealized appreciation/depreciation	(307,962,051)	328,980,456	8,778,053	(2,262,148)	(124,658,323)	81,317,525
Change in net assets resulting from operations	(345,818,506)	(61,366,557)	9,972,559	21,271,917	246,316,815	313,483,567
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Distributable earnings	(14,973,970)	—	(239,981)	—	(10,197,717)	—
Total distributions	(14,973,970)	—	(239,981)	—	(10,197,717)	—
CAPITAL TRANSACTIONS (a):
Proceeds from shares issued	4,584,164,257	2,783,384,071	47,326,890	171,120,287	569,192,897	1,096,405,024
Cost of shares redeemed	(3,598,137,651)	(2,477,314,661)	(147,492,559)	(113,122,009)	(1,663,792,992)	(1,434,789,753)
Change in net assets resulting from capital transactions	986,026,606	306,069,410	(100,165,669)	57,998,278	(1,094,600,095)	(338,384,729)
Change in net assets	625,234,130	244,702,853	(90,433,091)	79,270,195	(858,480,997)	(24,901,162)
NET ASSETS:
Beginning of period	$720,714,837	$476,011,984	$122,759,981	$43,489,786	$1,390,213,639	$1,415,114,801
End of period	$1,345,948,967	$720,714,837	$32,326,890	$122,759,981	$531,732,642	$1,390,213,639
SHARE TRANSACTIONS:
Beginning of period	44,297,347	24,297,347	6,300,000	2,600,000	54,106,929	69,006,929
Issued	278,650,000	178,450,000	2,250,000	9,850,000	19,500,000	58,850,000
Issued in-kind	—	—	—	—	—	—
Redeemed	(218,600,000)	(158,450,000)	(7,050,000)	(6,150,000)	(55,700,000)	(73,750,000)
Redemption in-kind	—	—	—	—	—	—
Shares outstanding, end of period	104,347,347	44,297,347	1,500,000	6,300,000	17,906,929	54,106,929

(a)  Capital share transactions may include transaction fees associated with Creation and Redemption transactions which occurred during the period. See Note 10 to the Financial Statements.

See accompanying notes to the financial statements.

216 :: FOR THE PERIODS INDICATED :: STATEMENTS OF CHANGES IN NET ASSETS PROSHARES TRUST

	UltraShort Consumer Discretionary		UltraShort Consumer Staples		UltraShort Dow30SM
	Year Ended May 31, 2023	Year Ended May 31, 2022	Year Ended May 31, 2023	Year Ended May 31, 2022	Year Ended May 31, 2023	Year Ended May 31, 2022
FROM INVESTMENT ACTIVITIES:
OPERATIONS:
Net investment income (loss)	$50,612	$(12,260)	$41,913	$(8,129)	$1,914,128	$(880,530)
Net realized gain (loss)	2,611,632	(190,764)	57,292	(374,846)	1,188,493	(34,508,299)
Change in net unrealized appreciation/depreciation	(1,402,420)	1,179,180	(178,361)	260,346	(3,376,234)	32,222,600
Change in net assets resulting from operations	1,259,824	976,156	(79,156)	(122,629)	(273,613)	(3,166,229)
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Distributable earnings	(25,249)	—	(12,805)	—	(937,899)	—
Total distributions	(25,249)	—	(12,805)	—	(937,899)	—
CAPITAL TRANSACTIONS (a):
Proceeds from shares issued	16,974,971	3,473,748	6,488,058	1,407,478	205,043,201	127,646,368
Cost of shares redeemed	(18,748,858)	(2,151,998)	(6,932,896)	(473)	(215,493,280)	(115,912,424)
Change in net assets resulting from capital transactions	(1,773,887)	1,321,750	(444,838)	1,407,005	(10,450,079)	11,733,944
Change in net assets	(539,312)	2,297,906	(536,799)	1,284,376	(11,661,591)	8,567,715
NET ASSETS:
Beginning of period	$3,237,742	$939,836	$2,312,304	$1,027,928	$108,997,684	$100,429,969
End of period	$2,698,430	$3,237,742	$1,775,505	$2,312,304	$97,336,093	$108,997,684
SHARE TRANSACTIONS:
Beginning of period	121,800	46,800	165,568	65,598	2,359,786	2,130,854
Issued	650,000	150,000	425,000	100,000	4,450,000	2,830,000
Issued in-kind	—	—	—	—	—	—
Redeemed	(650,104)	(75,000)	(475,000)	(30)	(4,600,000)	(2,601,068)
Redemption in-kind	—	—	—	—	—	—
Shares outstanding, end of period	121,696	121,800	115,568	165,568	2,209,786	2,359,786

(a)  Capital share transactions may include transaction fees associated with Creation and Redemption transactions which occurred during the period. See Note 10 to the Financial Statements.

See accompanying notes to the financial statements.

PROSHARES TRUST STATEMENTS OF CHANGES IN NET ASSETS :: FOR THE PERIODS INDICATED :: 217

	UltraShort Energy		UltraShort Financials		UltraShort FTSE China 50
	Year Ended May 31, 2023	Year Ended May 31, 2022	Year Ended May 31, 2023	Year Ended May 31, 2022	Year Ended May 31, 2023	Year Ended May 31, 2022
FROM INVESTMENT ACTIVITIES:
OPERATIONS:
Net investment income (loss)	$553,869	$(171,033)	$305,017	$(115,306)	$284,786	$(192,733)
Net realized gain (loss)	(16,702,184)	(10,704,330)	2,400,546	(9,393,016)	(6,884,142)	2,795,138
Change in net unrealized appreciation/depreciation	20,838,738	(12,993,449)	(1,011,990)	8,658,777	11,341,042	2,887,793
Change in net assets resulting from operations	4,690,423	(23,868,812)	1,693,573	(849,545)	4,741,686	5,490,198
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Distributable earnings	(319,053)	—	(93,330)	—	(107,755)	—
Total distributions	(319,053)	—	(93,330)	—	(107,755)	—
CAPITAL TRANSACTIONS (a):
Proceeds from shares issued	97,392,860	71,553,140	26,144,312	9,180,072	13,026,277	18,280,085
Cost of shares redeemed	(112,012,622)	(34,261,373)	(16,013,678)	(5,234,581)	(18,689,356)	(15,939,969)
Change in net assets resulting from capital transactions	(14,619,762)	37,291,767	10,130,634	3,945,491	(5,663,079)	2,340,116
Change in net assets	(10,248,392)	13,422,955	11,730,877	3,095,946	(1,029,148)	7,830,314
NET ASSETS:
Beginning of period	$30,676,487	$17,253,532	$16,005,302	$12,909,356	$24,428,899	$16,598,585
End of period	$20,428,095	$30,676,487	$27,736,179	$16,005,302	$23,399,751	$24,428,899
SHARE TRANSACTIONS:
Beginning of period	1,853,254	263,422	847,666	648,348	651,947	551,947
Issued	6,750,000	2,700,000	1,250,000	487,500	350,000	450,000
Issued in-kind	—	—	—	—	—	—
Redeemed	(7,250,000)	(1,110,168)	(775,000)	(288,182)	(400,000)	(350,000)
Redemption in-kind	—	—	—	—	—	—
Shares outstanding, end of period	1,353,254	1,853,254	1,322,666	847,666	601,947	651,947

(a)  Capital share transactions may include transaction fees associated with Creation and Redemption transactions which occurred during the period. See Note 10 to the Financial Statements.

See accompanying notes to the financial statements.

218 :: FOR THE PERIODS INDICATED :: STATEMENTS OF CHANGES IN NET ASSETS PROSHARES TRUST

	UltraShort FTSE Europe		UltraShort Health Care		UltraShort Industrials
	Year Ended May 31, 2023	Year Ended May 31, 2022	Year Ended May 31, 2023	Year Ended May 31, 2022	Year Ended May 31, 2023	Year Ended May 31, 2022
FROM INVESTMENT ACTIVITIES:
OPERATIONS:
Net investment income (loss)	$1,176,593	$(126,419)	$57,465	$(15,848)	$46,388	$(19,403)
Net realized gain (loss)	(43,900,233)	(3,554,883)	(397,267)	(622,726)	148,671	(412,765)
Change in net unrealized appreciation/depreciation	(5,743,819)	2,085,442	181,127	21,513	(484,945)	859,127
Change in net assets resulting from operations	(48,467,459)	(1,595,860)	(158,675)	(617,061)	(289,886)	426,959
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Distributable earnings	(685,217)	—	(22,341)	—	(13,323)	—
Tax return on capital	—	(425)#	—	—	—	—
Total distributions	(685,217)	(425)	(22,341)	—	(13,323)	—
CAPITAL TRANSACTIONS (a):
Proceeds from shares issued	207,851,366	68,873,982	8,318,855	10,737,275	6,508,979	8,195,100
Cost of shares redeemed	(140,468,047)	(18,697,523)	(9,427,562)	(7,993,306)	(5,185,411)	(6,741,361)
Change in net assets resulting from capital transactions	67,383,319	50,176,459	(1,108,707)	2,743,969	1,323,568	1,453,739
Change in net assets	18,230,643	48,580,174	(1,289,723)	2,126,908	1,020,359	1,880,698
NET ASSETS:
Beginning of period	$55,880,555	$7,300,381	$3,394,291	$1,267,383	$2,823,888	$943,190
End of period	$74,111,198	$55,880,555	$2,104,568	$3,394,291	$3,844,247	$2,823,888
SHARE TRANSACTIONS:
Beginning of period	4,262,119	612,119	255,430	80,453	165,135	65,187
Issued	13,450,000	5,025,000	600,000	775,000	400,000	550,000
Issued in-kind	—	—	—	—	—	—
Redeemed	(10,725,000)	(1,375,000)	(700,000)	(600,023)	(325,000)	(450,052)
Redemption in-kind	—	—	—	—	—	—
Shares outstanding, end of period	6,987,119	4,262,119	155,430	255,430	240,135	165,135

#  Amount has been reclassified based on the tax character of distributions for the tax year ended October 31, 2022.

(a)  Capital share transactions may include transaction fees associated with Creation and Redemption transactions which occurred during the period. See Note 10 to the Financial Statements.

See accompanying notes to the financial statements.

PROSHARES TRUST STATEMENTS OF CHANGES IN NET ASSETS :: FOR THE PERIODS INDICATED :: 219

	UltraShort Materials		UltraShort MidCap400		UltraShort MSCI Brazil Capped
	Year Ended May 31, 2023	Year Ended May 31, 2022	Year Ended May 31, 2023	Year Ended May 31, 2022	Year Ended May 31, 2023	Year Ended May 31, 2022
FROM INVESTMENT ACTIVITIES:
OPERATIONS:
Net investment income (loss)	$59,352	$(20,216)	$58,903	$(17,962)	$220,390	$(129,635)
Net realized gain (loss)	(934,959)	(1,071,618)	(773,980)	(903,345)	(8,007,987)	(6,012,223)
Change in net unrealized appreciation/depreciation	668,201	356,984	554,724	392,592	6,323,757	3,142,811
Change in net assets resulting from operations	(207,406)	(734,850)	(160,353)	(528,715)	(1,463,840)	(2,999,047)
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Distributable earnings	(27,092)	—	(31,348)	—	(107,379)	—
Total distributions	(27,092)	—	(31,348)	—	(107,379)	—
CAPITAL TRANSACTIONS (a):
Proceeds from shares issued	6,084,053	5,071,122	2,165,917	6,910,584	20,239,241	22,396,394
Cost of shares redeemed	(5,693,060)	(3,620,442)	(2,065,112)	(5,490,865)	(19,551,776)	(18,338,125)
Change in net assets resulting from capital transactions	390,993	1,450,680	100,805	1,419,719	687,465	4,058,269
Change in net assets	156,495	715,830	(90,896)	891,004	(883,754)	1,059,222
NET ASSETS:
Beginning of period	$2,433,968	$1,718,138	$2,898,336	$2,007,332	$13,494,595	$12,435,373
End of period	$2,590,463	$2,433,968	$2,807,440	$2,898,336	$12,610,841	$13,494,595
SHARE TRANSACTIONS:
Beginning of period	235,083	135,178	163,510	113,590	658,667	458,720
Issued	500,000	400,000	125,000	350,000	925,000	800,000
Issued in-kind	—	—	—	—	—	—
Redeemed	(500,000)	(300,095)	(125,000)	(300,080)	(875,120)	(600,053)
Redemption in-kind	—	—	—	—	—	—
Shares outstanding, end of period	235,083	235,083	163,510	163,510	708,547	658,667

(a)  Capital share transactions may include transaction fees associated with Creation and Redemption transactions which occurred during the period. See Note 10 to the Financial Statements.

See accompanying notes to the financial statements.

220 :: FOR THE PERIODS INDICATED :: STATEMENTS OF CHANGES IN NET ASSETS PROSHARES TRUST

	UltraShort MSCI EAFE		UltraShort MSCI Emerging Markets		UltraShort MSCI Japan
	Year Ended May 31, 2023	Year Ended May 31, 2022	Year Ended May 31, 2023	Year Ended May 31, 2022	Year Ended May 31, 2023	Year Ended May 31, 2022
FROM INVESTMENT ACTIVITIES:
OPERATIONS:
Net investment income (loss)	$99,601	$(11,623)	$162,899	$(63,933)	$89,910	$(38,426)
Net realized gain (loss)	(2,641,945)	(372,938)	(486,073)	2,237,679	(348,781)	(1,013,755)
Change in net unrealized appreciation/depreciation	(533,396)	603,554	1,072,739	(313,630)	(800,248)	1,734,955
Change in net assets resulting from operations	(3,075,740)	218,993	749,565	1,860,116	(1,059,119)	682,774
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Distributable earnings	(64,780)	—	(74,073)	—	(42,273)	—
Total distributions	(64,780)	—	(74,073)	—	(42,273)	—
CAPITAL TRANSACTIONS (a):
Proceeds from shares issued	28,034,568	1,643,923	9,824,626	11,291,272	9,013,699	4,445,824
Cost of shares redeemed	(23,549,087)	(1,648,923)	(12,619,506)	(7,489,954)	(8,248,688)	(3,619,099)
Change in net assets resulting from capital transactions	4,485,481	(5,000)	(2,794,880)	3,801,318	765,011	826,725
Change in net assets	1,344,961	213,993	(2,119,388)	5,661,434	(336,381)	1,509,499
NET ASSETS:
Beginning of period	$1,624,398	$1,410,405	$11,128,205	$5,466,771	$6,309,264	$4,799,765
End of period	$2,969,359	$1,624,398	$9,008,817	$11,128,205	$5,972,883	$6,309,264
SHARE TRANSACTIONS:
Beginning of period	137,428	137,428	538,771	363,771	374,913	349,913
Issued	2,000,000	150,000	390,000	600,000	475,000	300,000
Issued in-kind	—	—	—	—	—	—
Redeemed	(1,850,000)	(150,000)	(540,000)	(425,000)	(450,000)	(275,000)
Redemption in-kind	—	—	—	—	—	—
Shares outstanding, end of period	287,428	137,428	388,771	538,771	399,913	374,913

(a)  Capital share transactions may include transaction fees associated with Creation and Redemption transactions which occurred during the period. See Note 10 to the Financial Statements.

See accompanying notes to the financial statements.

PROSHARES TRUST STATEMENTS OF CHANGES IN NET ASSETS :: FOR THE PERIODS INDICATED :: 221

	UltraShort Nasdaq Biotechnology		UltraShort QQQ		UltraShort Real Estate
	Year Ended May 31, 2023	Year Ended May 31, 2022	Year Ended May 31, 2023	Year Ended May 31, 2022	Year Ended May 31, 2023	Year Ended May 31, 2022
FROM INVESTMENT ACTIVITIES:
OPERATIONS:
Net investment income (loss)	$34,825	$(75,609)	$8,275,171	$(2,337,801)	$1,115,793	$(141,718)
Net realized gain (loss)	(482,420)	(7,146,131)	70,319,216	(40,370,935)	12,098,000	(20,186,947)
Change in net unrealized appreciation/depreciation	(3,061,923)	9,072,853	(240,662,619)	94,159,711	(3,529,646)	20,370,032
Change in net assets resulting from operations	(3,509,518)	1,851,113	(162,068,232)	51,450,975	9,684,147	41,367
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Distributable earnings	—	—	(2,882,117)	—	(565,158)	—
Total distributions	—	—	(2,882,117)	—	(565,158)	—
CAPITAL TRANSACTIONS (a):
Proceeds from shares issued	17,611,674	12,707,538	2,478,686,949	1,325,163,725	60,721,196	21,812,410
Cost of shares redeemed	(17,402,547)	(15,801,058)	(2,145,119,580)	(1,232,988,157)	(31,660,850)	(10,360,730)
Change in net assets resulting from capital transactions	209,127	(3,093,520)	333,567,369	92,175,568	29,060,346	11,451,680
Change in net assets	(3,300,391)	(1,242,407)	168,617,020	143,626,543	38,179,335	11,493,047
NET ASSETS:
Beginning of period	$8,423,819	$9,666,226	$365,329,967	$221,703,424	$27,919,641	$16,426,594
End of period	$5,123,428	$8,423,819	$533,946,987	$365,329,967	$66,098,976	$27,919,641
SHARE TRANSACTIONS:
Beginning of period	296,096	446,096	16,295,774	9,445,774	1,847,077	947,919
Issued	725,000	550,000	117,050,000	68,600,000	3,400,000	1,600,000
Issued in-kind	—	—	—	—	—	—
Redeemed	(775,000)	(700,000)	(97,900,000)	(61,750,000)	(1,750,000)	(700,842)
Redemption in-kind	—	—	—	—	—	—
Shares outstanding, end of period	246,096	296,096	35,445,774	16,295,774	3,497,077	1,847,077

(a)  Capital share transactions may include transaction fees associated with Creation and Redemption transactions which occurred during the period. See Note 10 to the Financial Statements.

See accompanying notes to the financial statements.

222 :: FOR THE PERIODS INDICATED :: STATEMENTS OF CHANGES IN NET ASSETS PROSHARES TRUST

	UltraShort Russell2000		UltraShort S&P500®		UltraShort Semiconductors
	Year Ended May 31, 2023	Year Ended May 31, 2022	Year Ended May 31, 2023	Year Ended May 31, 2022	Year Ended May 31, 2023	Year Ended May 31, 2022
FROM INVESTMENT ACTIVITIES:
OPERATIONS:
Net investment income (loss)	$1,933,872	$(772,458)	$20,978,358	$(5,028,891)	$204,392	$(29,198)
Net realized gain (loss)	15,525,440	(11,276,620)	130,970,188	(329,022,816)	(1,707,711)	(1,900,531)
Change in net unrealized appreciation/depreciation	(9,902,052)	29,668,565	(214,197,077)	303,502,644	(7,874,863)	546,756
Change in net assets resulting from operations	7,557,260	17,619,487	(62,248,531)	(30,549,063)	(9,378,182)	(1,382,973)
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Distributable earnings	(672,619)	—	(9,994,487)	—	(98,265)	—
Total distributions	(672,619)	—	(9,994,487)	—	(98,265)	—
CAPITAL TRANSACTIONS (a):
Proceeds from shares issued	310,721,551	263,101,783	5,315,749,631	2,391,220,902	27,355,444	8,654,749
Cost of shares redeemed	(309,762,682)	(238,788,601)	(5,029,227,317)	(2,043,460,606)	(17,403,804)	(3,279,458)
Change in net assets resulting from capital transactions	958,869	24,313,182	286,522,314	347,760,296	9,951,640	5,375,291
Change in net assets	7,843,510	41,932,669	214,279,296	317,211,233	475,193	3,992,318
NET ASSETS:
Beginning of period	$115,702,186	$73,769,517	$899,858,976	$582,647,743	$6,726,187	$2,733,869
End of period	$123,545,696	$115,702,186	$1,114,138,272	$899,858,976	$7,201,380	$6,726,187
SHARE TRANSACTIONS:
Beginning of period	6,913,966	5,313,966	20,806,249	12,269,213	299,460	74,586
Issued	18,600,000	17,300,000	119,000,000	57,480,000	1,175,000	375,000
Issued in-kind	—	—	—	—	—	—
Redeemed	(18,000,000)	(15,700,000)	(111,200,000)	(48,942,964)	(675,000)	(150,126)
Redemption in-kind	—	—	—	—	—	—
Shares outstanding, end of period	7,513,966	6,913,966	28,606,249	20,806,249	799,460	299,460

(a)  Capital share transactions may include transaction fees associated with Creation and Redemption transactions which occurred during the period. See Note 10 to the Financial Statements.

See accompanying notes to the financial statements.

PROSHARES TRUST STATEMENTS OF CHANGES IN NET ASSETS :: FOR THE PERIODS INDICATED :: 223

	UltraShort SmallCap600		UltraShort Technology		UltraShort Utilities
	Year Ended May 31, 2023	Year Ended May 31, 2022	Year Ended May 31, 2023	Year Ended May 31, 2022	Year Ended May 31, 2023	Year Ended May 31, 2022
FROM INVESTMENT ACTIVITIES:
OPERATIONS:
Net investment income (loss)	$74,639	$(27,486)	$144,661	$(48,590)	$49,728	$(16,267)
Net realized gain (loss)	(360,897)	(379,198)	2,354,972	(4,057,952)	156,058	(1,490,063)
Change in net unrealized appreciation/depreciation	830,892	607,339	(4,155,784)	4,848,322	388,739	882,779
Change in net assets resulting from operations	544,634	200,655	(1,656,151)	741,780	594,525	(623,551)
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Distributable earnings	(40,389)	—	(69,663)	—	(27,719)	—
Total distributions	(40,389)	—	(69,663)	—	(27,719)	—
CAPITAL TRANSACTIONS (a):
Proceeds from shares issued	5,351,315	2,379,702	39,322,637	20,266,014	7,492,193	1,420,525
Cost of shares redeemed	(6,664,389)	(4,964)	(40,116,154)	(18,110,127)	(9,281,437)	(742,347)
Change in net assets resulting from capital transactions	(1,313,074)	2,374,738	(793,517)	2,155,887	(1,789,244)	678,178
Change in net assets	(808,829)	2,575,393	(2,519,331)	2,897,667	(1,222,438)	54,627
NET ASSETS:
Beginning of period	$4,639,578	$2,064,185	$7,763,485	$4,865,818	$2,401,816	$2,347,189
End of period	$3,830,749	$4,639,578	$5,244,154	$7,763,485	$1,179,378	$2,401,816
SHARE TRANSACTIONS:
Beginning of period	183,946	84,141	406,103	218,867	218,720	143,720
Issued	220,000	100,000	1,950,000	1,162,500	650,000	125,000
Issued in-kind	—	—	—	—	—	—
Redeemed	(260,000)	(195)	(1,900,000)	(975,264)	(775,000)	(50,000)
Redemption in-kind	—	—	—	—	—	—
Shares outstanding, end of period	143,946	183,946	456,103	406,103	93,720	218,720

(a)  Capital share transactions may include transaction fees associated with Creation and Redemption transactions which occurred during the period. See Note 10 to the Financial Statements.

See accompanying notes to the financial statements.

224 :: FOR THE PERIODS INDICATED :: STATEMENTS OF CHANGES IN NET ASSETS PROSHARES TRUST

FINANCIAL HIGHLIGHTS

PROSHARES TRUST FINANCIAL HIGHLIGHTS :: 225

ProShares Trust Financial Highlights FOR THE PERIODS INDICATED

	SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIODS INDICATED
	PER SHARE OPERATING PERFORMANCE													RATIOS/SUPPLEMENTAL DATA
	INVESTMENT OPERATIONS					DISTRIBUTIONS						TOTAL RETURN (c)		RATIOS TO AVERAGE NET ASSETS (f)				SUPPLEMENTAL DATA
	Net asset value, beginning of period	Net investment income (loss) (a)	Net realized and unrealized gains (losses) on investments	Transaction fees (b)	Total from investment operations	Net investment income	Net realized gains	Tax return of capital		Total distributions	Net asset value, end of period	Net asset value (d)	Market value (e)	Expenses before expense reductions	Expenses net of waivers, if any	Net investment income (loss) before expense reductions	Net investment income (loss) net of waivers, if any	Net assets, end of period (000)	Portfolio turnover rate (c)(g)
Short 7-10 Year Treasury
Year ended May 31, 2023	$26.73	$0.42	$1.43	$—	$1.85	$(0.21)	$—	$—		$(0.21)	$28.37	6.97%	6.78%	0.98%	0.95%	1.47%	1.50%	$28,374	—%
Year ended May 31, 2022	24.82	(0.21)	2.12	—	1.91	—	—	—		—	26.73	7.67	8.04	0.96	0.95	(0.86)	(0.85)	171,717	—
Year ended May 31, 2021	23.86	(0.23)	1.19	—	0.96	—	—	—		—	24.82	4.04	3.77	1.10	0.95	(1.09)	(0.94)	89,977	—
Year ended May 31, 2020	27.27	0.17	(3.24)	—	(3.07)	(0.32)	—	(0.02	)#	(0.34)	23.86	(11.40)	(11.28)	1.22	0.95	0.40	0.67	15,507	—
Year ended May 31, 2019	29.07	0.32	(1.82)	—	(1.50)	(0.30)	—	—		(0.30)	27.27	(5.21)	(5.36)	1.04	0.95	1.00	1.09	25,228	—
Short 20+ Year Treasury
Year ended May 31, 2023	19.86	0.42	1.91	—	2.33	(0.29)	—	—		(0.29)	21.90	11.76	11.66	0.92	0.92	1.96	1.96	186,123	—
Year ended May 31, 2022	17.60	(0.14)	2.40	—	2.26	—	—	—		—	19.86	12.81	12.33	0.90	0.90	(0.81)	(0.81)	675,163	—
Year ended May 31, 2021	15.53	(0.15)	2.22	—	2.07	—	—	—		—	17.60	13.36	13.62	0.92	0.92	(0.87)	(0.87)	597,553	—
Year ended May 31, 2020	20.67	0.22	(5.06)	—	(4.84)	(0.26)	—	(0.04	)#	(0.30)	15.53	(23.72)	(23.43)	0.94	0.94	1.18	1.18	159,921	—
Year ended May 31, 2019	22.67	0.28	(2.02)	—	(1.74)	(0.26)	—	—		(0.26)	20.67	(7.75)	(8.42)	0.92	0.92	1.23	1.23	317,346	—
Short Dow30SM
Year ended May 31, 2023	33.99	0.66	(0.38)	—	0.28	(0.33)	—	—		(0.33)	33.94	0.83	0.83	0.96	0.95	1.93	1.94	263,833	—
Year ended May 31, 2022	34.12	(0.29)	0.16 (i)	—	(0.13)	—	—	—		—	33.99	(0.39)	(0.38)	0.95	0.95	(0.86)	(0.86)	255,737	—
Year ended May 31, 2021	49.16	(0.36)	(14.68)	—	(15.04)	—	—	—		—	34.12	(30.59)	(30.65)	0.96	0.95	(0.88)	(0.86)	232,824	—
Year ended May 31, 2020	57.46	0.27	(7.93)	—	(7.66)	(0.59)	—	(0.05	)#	(0.64)	49.16	(13.40)	(13.38)	0.99	0.95	0.47	0.51	502,585	—
Year ended May 31, 2019	59.62	0.77	(2.29)	—	(1.52)	(0.64)	—	—		(0.64)	57.46	(2.54)	(2.55)	0.98	0.95	1.32	1.35	268,563	—

See accompanying notes to the financial statements.

226 :: FINANCIAL HIGHLIGHTS PROSHARES TRUST

ProShares Trust Financial Highlights FOR THE PERIODS INDICATED

	SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIODS INDICATED
	PER SHARE OPERATING PERFORMANCE														RATIOS/SUPPLEMENTAL DATA
	INVESTMENT OPERATIONS						DISTRIBUTIONS						TOTAL RETURN (c)		RATIOS TO AVERAGE NET ASSETS (f)				SUPPLEMENTAL DATA
	Net asset value, beginning of period	Net investment income (loss) (a)	Net realized and unrealized gains (losses) on investments		Transaction fees (b)	Total from investment operations	Net investment income	Net realized gains	Tax return of capital		Total distributions	Net asset value, end of period	Net asset value (d)	Market value (e)	Expenses before expense reductions	Expenses net of waivers, if any	Net investment income (loss) before expense reductions	Net investment income (loss) net of waivers, if any	Net assets, end of period (000)	Portfolio turnover rate (c)(g)
Short Financials
Year ended May 31, 2023	$12.54	$0.28	$0.92		$—	$1.20	$(0.11)	$—	$—		$(0.11)	$13.63	9.65%	9.62%	1.15%	0.95%	1.92%	2.12%	$43,286	—%
Year ended May 31, 2022	12.72	(0.10)	(0.08	)(i)	—	(0.18)	—	—	—		—	12.54	(1.41)	(1.34)	1.56	0.95	(1.45)	(0.84)	18,494	—
Year ended May 31, 2021	20.49	(0.16)	(7.61)		—	(7.77)	—	—	—		—	12.72	(37.93)	(37.85)	1.29	0.95	(1.28)	(0.93)	9,855	—
Year ended May 31, 2020	22.52	0.09	(1.92)		—	(1.83)	(0.18)	—	(0.02	)#	(0.20)	20.49	(8.12)	(8.43)	1.27	0.95	0.11	0.43	32,272	—
Year ended May 31, 2019	23.14	0.23	(0.69	)(i)	—	(0.46)	(0.16)	—	—		(0.16)	22.52	(2.03)	(1.94)	1.27	0.95	0.68	1.01	21,956	—
Short FTSE China 50
Year ended May 31, 2023	17.09	0.28	1.38		—	1.66	(0.13)	—	—		(0.13)	18.62	9.73	9.94	1.89	0.95	0.61	1.55	7,447	—
Year ended May 31, 2022	14.18	(0.15)	3.06		—	2.91	—	—	—		—	17.09	20.55	20.62	2.06	0.95	(2.00)	(0.89)	6,836	—
Year ended May 31, 2021	18.64	(0.14)	(4.32)		—	(4.46)	—	—	—		—	14.18	(23.94)	(24.08)	2.34	0.95	(2.33)	(0.94)	2,835	—
Year ended May 31, 2020	20.20	0.05	(1.46)		—	(1.41)	(0.14)	—	(0.01	)#	(0.15)	18.64	(6.97)	(6.84)	1.98	0.95	(0.75)	0.28	6,524	—
Year ended May 31, 2019	18.57	0.19	1.53		—	1.72	(0.09)	—	—		(0.09)	20.20	9.30	9.77	2.05	0.95	(0.15)	0.95	8,079	—
Short High Yield
Year ended May 31, 2023	18.44	0.34	0.13	(i)	—	0.47	(0.19)	—	—		(0.19)	18.72	2.52	2.48	0.98	0.95	1.75	1.78	243,364	—
Year ended May 31, 2022	18.23	(0.14)	0.35		—	0.21	—	—	—		—	18.44	1.17	1.26	1.03	0.95	(0.87)	(0.79)	343,042	—
Year ended May 31, 2021	20.88	(0.18)	(2.47)		—	(2.65)	—	—	—		—	18.23	(12.70)	(12.70)	1.05	0.95	(1.01)	(0.91)	54,685	—
Year ended May 31, 2020	22.17	0.10	(1.17)		—	(1.07)	(0.21)	—	(0.01	)#	(0.22)	20.88	(4.83)	(4.81)	1.02	0.95	0.42	0.48	119,021	—
Year ended May 31, 2019	23.25	0.24	(1.10)		—	(0.86)	(0.22)	—	—		(0.22)	22.17	(3.75)	(3.89)	1.00	0.95	1.00	1.05	113,047	—
See accompanying notes to the financial statements.

PROSHARES TRUST FINANCIAL HIGHLIGHTS :: 227

ProShares Trust Financial Highlights FOR THE PERIODS INDICATED

	SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIODS INDICATED
	PER SHARE OPERATING PERFORMANCE													RATIOS/SUPPLEMENTAL DATA
	INVESTMENT OPERATIONS					DISTRIBUTIONS						TOTAL RETURN (c)		RATIOS TO AVERAGE NET ASSETS (f)				SUPPLEMENTAL DATA
	Net asset value, beginning of period	Net investment income (loss) (a)	Net realized and unrealized gains (losses) on investments	Transaction fees (b)	Total from investment operations	Net investment income	Net realized gains	Tax return of capital		Total distributions	Net asset value, end of period	Net asset value (d)	Market value (e)	Expenses before expense reductions	Expenses net of waivers, if any	Net investment income (loss) before expense reductions	Net investment income (loss) net of waivers, if any	Net assets, end of period (000)	Portfolio turnover rate (c)(g)
Short MidCap400
Year ended May 31, 2023	$24.73	$0.54	$0.21 (i)	$—	$0.75	$(0.26)	$—	$—		$(0.26)	$25.22	3.03%	3.03%	1.40%	0.95%	1.72%	2.17%	$16,230	—%
Year ended May 31, 2022	24.32	(0.21)	0.62	—	0.41	—	—	—		—	24.73	1.68	1.73	1.53	0.95	(1.46)	(0.88)	12,206	—
Year ended May 31, 2021	40.36	(0.30)	(15.74)	—	(16.04)	—	—	—		—	24.32	(39.75)	(39.76)	1.22	0.95	(1.21)	(0.94)	12,004	—
Year ended May 31, 2020	46.08	0.09	(5.33)	—	(5.24)	(0.46)	—	(0.02	)#	(0.48)	40.36	(11.42)	(11.51)	1.37	0.95	(0.22)	0.20	31,022	—
Year ended May 31, 2019	43.50	0.57	2.32 (i)	—	2.89	(0.31)	—	—		(0.31)	46.08	6.65	6.74	1.38	0.95	0.84	1.28	14,683	—
Short MSCI EAFE
Year ended May 31, 2023	19.54	0.40	(0.85)	—	(0.45)	(0.23)	—	—		(0.23)	18.86	(2.30)	(2.17)	1.02	0.95	1.88	1.95	67,431	—
Year ended May 31, 2022	18.19	(0.15)	1.50 (i)	—	1.35	—	—	—		—	19.54	7.41	7.43	1.22	0.95	(1.06)	(0.79)	64,958	—
Year ended May 31, 2021	26.23	(0.21)	(7.83)	—	(8.04)	—	—	—		—	18.19	(30.66)	(30.69)	1.28	0.95	(1.26)	(0.93)	9,549	—
Year ended May 31, 2020	27.52	0.11	(1.10)	—	(0.99)	(0.29)	—	(0.01	)#	(0.30)	26.23	(3.54)	(3.55)	1.15	0.95	0.19	0.39	45,247	—
Year ended May 31, 2019	25.74	0.32	1.64	—	1.96	(0.18)	—	—		(0.18)	27.52	7.62	7.72	1.12	0.95	1.00	1.16	40,588	—
Short MSCI Emerging Markets
Year ended May 31, 2023	14.11	0.26	1.13	—	1.39	(0.13)	—	—		(0.13)	15.37	9.77	9.69	1.16	0.95	1.47	1.68	37,646	—
Year ended May 31, 2022	11.86	(0.11)	2.36	—	2.25	—	—	—		—	14.11	19.04	18.97	1.19	0.95	(1.12)	(0.87)	43,046	—
Year ended May 31, 2021	18.52	(0.13)	(6.53)	—	(6.66)	—	—	—		—	11.86	(35.98)	(35.96)	1.12	0.95	(1.10)	(0.93)	20,747	—
Year ended May 31, 2020	19.50	0.11	(0.89)	—	(0.78)	(0.18)	—	(0.02	)#	(0.20)	18.52	(3.96)	(3.83)	1.05	0.95	0.47	0.57	87,971	—
Year ended May 31, 2019	18.24	0.21	1.28	—	1.49	(0.23)	—	—		(0.23)	19.50	8.11	7.97	0.99	0.95	1.02	1.06	95,536	—

See accompanying notes to the financial statements.

228 :: FINANCIAL HIGHLIGHTS PROSHARES TRUST

ProShares Trust Financial Highlights FOR THE PERIODS INDICATED

	SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIODS INDICATED
	PER SHARE OPERATING PERFORMANCE													RATIOS/SUPPLEMENTAL DATA
	INVESTMENT OPERATIONS					DISTRIBUTIONS						TOTAL RETURN (c)		RATIOS TO AVERAGE NET ASSETS (f)				SUPPLEMENTAL DATA
	Net asset value, beginning of period	Net investment income (loss) (a)	Net realized and unrealized gains (losses) on investments	Transaction fees (b)	Total from investment operations	Net investment income	Net realized gains	Tax return of capital		Total distributions	Net asset value, end of period	Net asset value (d)	Market value (e)	Expenses before expense reductions	Expenses net of waivers, if any	Net investment income (loss) before expense reductions	Net investment income (loss) net of waivers, if any	Net assets, end of period (000)	Portfolio turnover rate (c)(g)
Short QQQ
Year ended May 31, 2023	$13.26	$0.29	$(2.07)	$—	$(1.78)	$(0.14)	$—	$—		$(0.14)	$11.34	(13.57)%	(13.64)%	0.99%	0.95%	2.11%	2.16%	$1,126,410	—%
Year ended May 31, 2022	13.22	(0.10)	0.14	—	0.04	—	—	—		—	13.26	0.35	0.38	1.00	0.95	(0.87)	(0.82)	1,083,760	—
Year ended May 31, 2021	20.33	(0.13)	(6.98)	—	(7.11)	—	—	—		—	13.22	(34.99)	(35.09)	1.00	0.95	(0.90)	(0.85)	595,528	—
Year ended May 31, 2020	30.49	0.24	(10.03)	—	(9.79)	(0.33)	—	(0.04	)#	(0.37)	20.33	(32.40)	(32.33)	1.02	0.95	0.86	0.92	502,349	—
Year ended May 31, 2019	32.17	0.46	(1.75)	—	(1.29)	(0.39)	—	—		(0.39)	30.49	(4.03)	(3.97)	1.01	0.95	1.42	1.48	652,888	—
Short Real Estate
Year ended May 31, 2023	18.07	0.43	2.68	—	3.11	(0.23)	—	—		(0.23)	20.95	17.21	17.08	1.09	0.95	2.01	2.15	55,517	—
Year ended May 31, 2022(cc)	19.13	(0.15)	(0.91)	—	(1.06)	—	—	—		—	18.07	(5.55)	(5.34)	1.74	0.95	(1.63)	(0.84)	16,259	—
Year ended May 31, 2021(cc)	26.61	(0.22)	(7.26)	—	(7.48)	—	—	—		—	19.13	(28.07)	(28.20)	1.37	0.95	(1.35)	(0.94)	7,652	—
Year ended May 31, 2020(cc)	28.38	0.02	(1.53)	—	(1.51)	(0.24)	—	(0.02	)#	(0.26)	26.61	(5.31)	(5.43)	1.60	0.95	(0.57)	0.08	27,274	—
Year ended May 31, 2019(cc)	32.50	0.35	(4.25)	—	(3.90)	(0.22)	—	—		(0.22)	28.38	(12.06)	(11.88)	1.70	0.95	0.40	1.14	8,513	—
Short Russell2000
Year ended May 31, 2023	24.09	0.48	0.50	—	0.98	(0.24)	—	—		(0.24)	24.83	4.07	4.04	1.01	0.95	1.92	1.97	451,041	—
Year ended May 31, 2022	21.42	(0.18)	2.85	—	2.67	—	—	—		—	24.09	12.47	12.62	1.00	0.95	(0.87)	(0.82)	453,284	—
Year ended May 31, 2021	38.01	(0.24)	(16.35)	—	(16.59)	—	—	—		—	21.42	(43.66)	(43.71)	1.02	0.95	(0.92)	(0.85)	273,412	—
Year ended May 31, 2020	42.76	0.26	(4.49)	—	(4.23)	(0.47)	—	(0.05	)#	(0.52)	38.01	(9.94)	(9.96)	1.03	0.95	0.55	0.63	485,265	—
Year ended May 31, 2019	39.36	0.58	3.29	—	3.87	(0.47)	—	—		(0.47)	42.76	9.89	9.98	1.02	0.95	1.36	1.43	351,303	—

See accompanying notes to the financial statements.

PROSHARES TRUST FINANCIAL HIGHLIGHTS :: 229

ProShares Trust Financial Highlights FOR THE PERIODS INDICATED

	SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIODS INDICATED
	PER SHARE OPERATING PERFORMANCE													RATIOS/SUPPLEMENTAL DATA
	INVESTMENT OPERATIONS					DISTRIBUTIONS						TOTAL RETURN (c)		RATIOS TO AVERAGE NET ASSETS (f)				SUPPLEMENTAL DATA
	Net asset value, beginning of period	Net investment income (loss) (a)	Net realized and unrealized gains (losses) on investments	Transaction fees (b)	Total from investment operations	Net investment income	Net realized gains	Tax return of capital		Total distributions	Net asset value, end of period	Net asset value (d)	Market value (e)	Expenses before expense reductions	Expenses net of waivers, if any	Net investment income (loss) before expense reductions	Net investment income (loss) net of waivers, if any	Net assets, end of period (000)	Portfolio turnover rate (c)(g)
Short S&P500®
Year ended May 31, 2023	$15.23	$0.34	$(0.54)	$—	$(0.20)	$(0.17)	$—	$—		$(0.17)	$14.86	(1.31)%	(1.23)%	0.88%	0.88%	2.15%	2.15%	$2,245,330	—%
Year ended May 31, 2022	15.77	(0.11)	(0.43)	—	(0.54)	—	—	—		—	15.23	(3.46)	(3.55)	0.89	0.89	(0.76)	(0.76)	2,350,459	—
Year ended May 31, 2021	22.96	(0.15)	(7.04)	—	(7.19)	—	—	—		—	15.77	(31.31)	(31.38)	0.88	0.88	(0.77)	(0.77)	1,404,720	—
Year ended May 31, 2020	28.53	0.16	(5.38)	—	(5.22)	(0.32)	—	(0.03	)#	(0.35)	22.96	(18.45)	(18.40)	0.90	0.90	0.63	0.63	3,697,429	—
Year ended May 31, 2019	29.53	0.44	(1.06)	—	(0.62)	(0.38)	—	—		(0.38)	28.53	(2.10)	(2.10)	0.89	0.89	1.52	1.52	2,060,778	—
Short SmallCap600
Year ended May 31, 2023	17.96	0.44	0.93	—	1.37	(0.17)	—	—		(0.17)	19.16	7.63	7.28	1.37	0.95	1.96	2.38	30,060	—
Year ended May 31, 2022	17.35	(0.15)	0.76	—	0.61	—	—	—		—	17.96	3.51	3.57	2.32	0.95	(2.22)	(0.85)	7,071	—
Year ended May 31, 2021	32.60	(0.23)	(15.02)	—	(15.25)	—	—	—		—	17.35	(46.78)	(46.75)	1.66	0.95	(1.65)	(0.94)	4,662	—
Year ended May 31, 2020	34.96	— (h)	(2.08)	—	(2.08)	(0.27)	—	(0.01	)#	(0.28)	32.60	(5.93)	(5.96)	2.21	0.95	(1.27)	(0.01)	13,651	—
Year ended May 31, 2019	31.57	0.35	3.19	—	3.54	(0.15)	—	—		(0.15)	34.96	11.22	11.11	2.63	0.95	(0.59)	1.08	4,149	—
Ultra 7-10 Year Treasury
Year ended May 31, 2023	55.02	1.09	(7.28)	—	(6.19)	(0.42)	—	—		(0.42)	48.41	(11.25)	(10.94)	1.42	0.95	1.70	2.17	9,925	—
Year ended May 31, 2022	67.14	(0.06)	(11.92)	—	(11.98)	(0.14)	—	—		(0.14)	55.02	(17.88)	(18.01)	1.41	0.95	(0.55)	(0.09)	17,882	57
Year ended May 31, 2021	75.97	0.29	(8.79)	—	(8.50)	(0.33)	—	—		(0.33)	67.14	(11.23)	(11.19)	1.25	0.95	0.09	0.39	18,464	56
Year ended May 31, 2020	60.72	0.68	15.28	—	15.96	(0.71)	—	—		(0.71)	75.97	26.49	26.24	1.20	0.95	0.77	1.02	34,187	193
Year ended May 31, 2019	54.31	0.94	6.56	—	7.50	(1.09)	—	—		(1.09)	60.72	14.05	14.70	1.18	0.95	1.50	1.73	24,289	327

See accompanying notes to the financial statements.

230 :: FINANCIAL HIGHLIGHTS PROSHARES TRUST

ProShares Trust Financial Highlights FOR THE PERIODS INDICATED

	SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIODS INDICATED
	PER SHARE OPERATING PERFORMANCE												RATIOS/SUPPLEMENTAL DATA
	INVESTMENT OPERATIONS					DISTRIBUTIONS					TOTAL RETURN (c)		RATIOS TO AVERAGE NET ASSETS (f)				SUPPLEMENTAL DATA
	Net asset value, beginning of period	Net investment income (loss) (a)	Net realized and unrealized gains (losses) on investments	Transaction fees (b)	Total from investment operations	Net investment income	Net realized gains	Tax return of capital	Total distributions	Net asset value, end of period	Net asset value (d)	Market value (e)	Expenses before expense reductions	Expenses net of waivers, if any	Net investment income (loss) before expense reductions	Net investment income (loss) net of waivers, if any	Net assets, end of period (000)	Portfolio turnover rate (c)(g)
Ultra 20+ Year Treasury
Year ended May 31, 2023	$33.66	$0.62	$(8.81)	$—	$(8.19)	$(0.21)	$—	$—	$(0.21)	$25.26	(24.39)%	(24.22)%	1.06%	0.95%	2.17%	2.28%	$58,718	—%
Year ended May 31, 2022	48.00	(0.25)	(14.09)	—	(14.34)	—	—	—	—	33.66	(29.86)	(29.47)	1.11	0.95	(0.66)	(0.50)	36,189	58
Year ended May 31, 2021(o)	66.77	(0.17)	(18.60)	—	(18.77)	—	—	—	—	48.00	(28.12)	(28.26)	1.14	0.95	(0.47)	(0.28)	28,797	5
Year ended May 31, 2020(o)	44.89	0.46	22.16	—	22.62	(0.74)	—	—	(0.74)	66.77	50.92	49.64	1.17	0.95	0.61	0.84	50,076	292
Year ended May 31, 2019(o)	38.47	0.70	6.34	—	7.04	(0.62)	—	—	(0.62)	44.89	18.62	20.55	1.26	0.95	1.55	1.86	31,423	264
Ultra Communication Services
Year ended May 31, 2023	39.30	0.65	(0.10)	—	0.55	(0.91)	—	—	(0.91)	38.94	1.98	1.97	8.96	0.95	(6.09)	1.92	779	47
Year ended May 31, 2022	47.81	0.59	(8.40)	—	(7.81)	(0.70)	—	—	(0.70)	39.30	(16.64)	(16.77)	5.55	0.95	(3.37)	1.23	1,965	34
Year ended May 31, 2021	34.38	0.53	13.40	—	13.93	(0.50)	—	—	(0.50)	47.81	41.06	41.47	8.63	0.95	(6.37)	1.31	2,391	18
Year ended May 31, 2020	36.53	0.60	(2.33)	—	(1.73)	(0.42)	—	—	(0.42)	34.38	(4.66)	(5.08)	9.92	0.95	(7.40)	1.57	859	29
Year ended May 31, 2019	35.66	0.66	0.91	—	1.57	(0.70)	—	—	(0.70)	36.53	4.67	(0.19)	7.94	0.95	(5.29)	1.70	913	221
Ultra Consumer Discretionary
Year ended May 31, 2023	29.21	0.19	(2.12)	—	(1.93)	(0.06)	—	—	(0.06)	27.22	(6.57)	(6.68)	1.88	0.95	(0.19)	0.74	12,930	77
Year ended May 31, 2022(ee)	48.65	(0.16)	(19.28)	—	(19.44)	—	—	—	—	29.21	(39.97)	(39.99)	1.32	0.95	(0.71)	(0.35)	13,874	18
Year ended May 31, 2021(o)(ee)	26.35	(0.16)	22.46	—	22.30	—	—	—	—	48.65	84.62	86.48	1.40	0.95	(0.85)	(0.40)	31,622	5
Year ended May 31, 2020(o)(ee)	24.45	0.03	1.93	—	1.96	(0.06)	—	—	(0.06)	26.35	8.01	6.98	1.51	0.95	(0.45)	0.11	18,447	37
Year ended May 31, 2019(o)(ee)	21.69	0.03	2.76	—	2.79	(0.03)	—	—	(0.03)	24.45	12.92	12.99	1.35	0.95	(0.30)	0.10	22,009	9

See accompanying notes to the financial statements.

PROSHARES TRUST FINANCIAL HIGHLIGHTS :: 231

ProShares Trust Financial Highlights FOR THE PERIODS INDICATED

	SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIODS INDICATED
	PER SHARE OPERATING PERFORMANCE													RATIOS/SUPPLEMENTAL DATA
	INVESTMENT OPERATIONS						DISTRIBUTIONS					TOTAL RETURN (c)		RATIOS TO AVERAGE NET ASSETS (f)				SUPPLEMENTAL DATA
	Net asset value, beginning of period	Net investment income (loss) (a)	Net realized and unrealized gains (losses) on investments		Transaction fees (b)	Total from investment operations	Net investment income	Net realized gains	Tax return of capital	Total distributions	Net asset value, end of period	Net asset value (d)	Market value (e)	Expenses before expense reductions	Expenses net of waivers, if any	Net investment income (loss) before expense reductions	Net investment income (loss) net of waivers, if any	Net assets, end of period (000)	Portfolio turnover rate (c)(g)
Ultra Consumer Staples
Year ended May 31, 2023	$20.90	$0.29	$(4.74)		$—	$(4.45)	$(0.20)	$—	$—	$(0.20)	$16.25	(21.33)%	(20.93)%	2.46%	0.95%	0.08%	1.60%	$8,126	37%
Year ended May 31, 2022(dd)	22.44	0.09	(1.56)		—	(1.47)	(0.07)	—	—	(0.07)	20.90	(6.57)	(6.61)	1.80	0.95	(0.50)	0.35	8,362	9
Year ended May 31, 2021(dd)	10.78	0.05	11.67		—	11.72	(0.06)	—	—	(0.06)	22.44	109.16	108.35	1.94	0.95	(0.69)	0.30	13,463	4
Year ended May 31, 2020(dd)	9.92	0.15	0.83		—	0.98	(0.12)	—	—	(0.12)	10.78	9.90	10.30	2.71	0.95	(0.45)	1.31	5,389	23
Year ended May 31, 2019(dd)	9.85	0.18	(0.04	)(i)	—	0.14	(0.07)	—	—	(0.07)	9.92	1.54	1.83	2.35	0.95	0.36	1.76	6,946	3
Ultra Dow30SM
Year ended May 31, 2023	65.35	1.08	(3.94)		—	(2.86)	(0.40)	—	—	(0.40)	62.09	(4.35)	(4.35)	0.97	0.95	1.72	1.74	319,777	11
Year ended May 31, 2022	72.22	0.43	(7.05)		—	(6.62)	(0.25)	—	—	(0.25)	65.35	(9.21)	(9.21)	0.95	0.95	0.59	0.59	385,592	4
Year ended May 31, 2021	39.44	0.26	32.60		—	32.86	(0.08)	—	—	(0.08)	72.22	83.38	83.65	0.96	0.95	0.47	0.49	498,320	18
Year ended May 31, 2020	42.44	0.55	(3.17)		—	(2.62)	(0.38)	—	—	(0.38)	39.44	(6.20)	(6.29)	0.98	0.95	1.15	1.18	297,783	31
Year ended May 31, 2019	42.33	0.46	0.01		—	0.47	(0.36)	—	—	(0.36)	42.44	1.08	1.13	0.97	0.95	1.01	1.03	318,329	35
Ultra Energy
Year ended May 31, 2023	43.71	0.75	(12.82)		—	(12.07)	(0.37)	—	—	(0.37)	31.27	(27.74)	(27.60)	1.03	0.95	1.88	1.96	109,549	61
Year ended May 31, 2022(gg)	16.69	0.43	27.11		—	27.54	(0.52)	—	—	(0.52)	43.71	168.23	167.93	0.99	0.95	1.95	1.99	218,701	31
Year ended May 31, 2021 (y)(gg)	10.00	0.31	6.71		—	7.02	(0.33)	—	—	(0.33)	16.69	73.14	72.84	1.03	0.95	2.84	2.92	211,207	24
Year ended May 31, 2020 (m)(y)(gg)	29.90	0.62	(19.79)		—	(19.17)	(0.73)	—	—	(0.73)	10.00	(65.49)	(65.44)	1.14	0.95	3.27	3.47	116,476	4
Year ended May 31, 2019 (m)(y)(gg)	54.14	0.70	(24.23)		—	(23.53)	(0.71)	—	—	(0.71)	29.90	(43.83)	(43.77)	1.07	0.95	1.53	1.65	71,168	14

See accompanying notes to the financial statements.

232 :: FINANCIAL HIGHLIGHTS PROSHARES TRUST

ProShares Trust Financial Highlights FOR THE PERIODS INDICATED

	SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIODS INDICATED
	PER SHARE OPERATING PERFORMANCE												RATIOS/SUPPLEMENTAL DATA
	INVESTMENT OPERATIONS					DISTRIBUTIONS					TOTAL RETURN (c)		RATIOS TO AVERAGE NET ASSETS (f)				SUPPLEMENTAL DATA
	Net asset value, beginning of period	Net investment income (loss) (a)	Net realized and unrealized gains (losses) on investments	Transaction fees (b)	Total from investment operations	Net investment income	Net realized gains	Tax return of capital	Total distributions	Net asset value, end of period	Net asset value (d)	Market value (e)	Expenses before expense reductions	Expenses net of waivers, if any	Net investment income (loss) before expense reductions	Net investment income (loss) net of waivers, if any	Net assets, end of period (000)	Portfolio turnover rate (c)(g)
Ultra Financials
Year ended May 31, 2023	$53.90	$0.46	$(13.43)	$—	$(12.97)	$(0.41)	$—	$—	$(0.41)	$40.52	(24.13)%	(24.18)%	0.95%	0.95%	1.00%	1.00%	$474,341	50%
Year ended May 31, 2022	63.67	0.22	(6.71)	—	(6.49)	(0.18)	(3.10)	—	(3.28)	53.90	(11.16)	(11.22)	0.95	0.95	0.35	0.35	671,523	9
Year ended May 31, 2021	29.48	0.17	34.21	—	34.38	(0.19)	—	—	(0.19)	63.67	117.16	117.29	0.95	0.95	0.40	0.40	923,717	7
Year ended May 31, 2020	40.74	0.45	(11.19)	—	(10.74)	(0.52)	—	—	(0.52)	29.48	(26.67)	(26.57)	0.97	0.95	1.02	1.04	448,299	21
Year ended May 31, 2019	41.06	0.43	(0.30)	—	0.13	(0.45)	—	—	(0.45)	40.74	0.42	0.40	0.95	0.95	1.05	1.06	735,704	10
Ultra FTSE China 50
Year ended May 31, 2023	29.78	0.23	(13.01)	—	(12.78)	(0.02)	—	—	(0.02)	16.98	(42.94)	(42.93)	1.77	0.97	0.19	0.99	9,592	—
Year ended May 31, 2022	70.23	(0.44)	(40.01)	—	(40.45)	—	—	—	—	29.78	(57.59)	(57.66)	1.49	0.95	(1.47)	(0.93)	10,424	—
Year ended May 31, 2021	50.40	(0.66)	20.49	—	19.83	—	—	—	—	70.23	39.33	39.60	1.19	0.95	(1.18)	(0.95)	28,091	—
Year ended May 31, 2020	58.75	0.09	(5.94)	—	(5.85)	(2.50)	—	—	(2.50)	50.40	(10.42)	(10.64)	1.95	0.95	(0.86)	0.15	20,162	—
Year ended May 31, 2019	82.45	0.47	(23.25)	—	(22.78)	(0.18)	(0.74)	—	(0.92)	58.75	(27.63)	(27.37)	1.19	0.95	0.47	0.70	38,189	—
Ultra FTSE Europe
Year ended May 31, 2023	52.93	0.49	(1.70)	—	(1.21)	(0.11)	—	—	(0.11)	51.61	(2.28)	(2.36)	3.06	0.95	(1.05)	1.05	3,871	—
Year ended May 31, 2022	69.86	(0.59)	(16.34)	—	(16.93)	—	—	—	—	52.93	(24.25)	(24.74)	2.61	0.95	(2.56)	(0.90)	3,969	—
Year ended May 31, 2021	35.00	(0.47)	35.33	—	34.86	—	—	—	—	69.86	99.64	100.63	2.94	0.95	(2.93)	(0.95)	5,239	—
Year ended May 31, 2020	43.65	0.09	(8.46)	—	(8.37)	(0.28)	—	—	(0.28)	35.00	(19.36)	(18.74)	2.33	0.95	(1.18)	0.20	3,500	—
Year ended May 31, 2019	55.05	0.28	(10.16)	—	(9.88)	(0.13)	(1.39)	—	(1.52)	43.65	(17.51)	(18.68)	1.77	0.95	(0.24)	0.58	5,456	—

See accompanying notes to the financial statements.

PROSHARES TRUST FINANCIAL HIGHLIGHTS :: 233

ProShares Trust Financial Highlights FOR THE PERIODS INDICATED

	SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIODS INDICATED
	PER SHARE OPERATING PERFORMANCE												RATIOS/SUPPLEMENTAL DATA
	INVESTMENT OPERATIONS					DISTRIBUTIONS					TOTAL RETURN (c)		RATIOS TO AVERAGE NET ASSETS (f)				SUPPLEMENTAL DATA
	Net asset value, beginning of period	Net investment income (loss) (a)	Net realized and unrealized gains (losses) on investments	Transaction fees (b)	Total from investment operations	Net investment income	Net realized gains	Tax return of capital	Total distributions	Net asset value, end of period	Net asset value (d)	Market value (e)	Expenses before expense reductions	Expenses net of waivers, if any	Net investment income (loss) before expense reductions	Net investment income (loss) net of waivers, if any	Net assets, end of period (000)	Portfolio turnover rate (c)(g)
Ultra Health Care
Year ended May 31, 2023	$92.43	$0.91	$(10.83)	$—	$(9.92)	$(0.22)	$—	$—	$(0.22)	$82.29	(10.76)%	(10.55)%	1.08%	0.95%	0.90%	1.03%	$80,233	19%
Year ended May 31, 2022	88.41	0.23	3.95	—	4.18	(0.16)	—	—	(0.16)	92.43	4.70	4.60	1.02	0.95	0.17	0.24	117,843	12
Year ended May 31, 2021(t)	61.51	0.12	26.86	—	26.98	(0.08)	—	—	(0.08)	88.41	43.89	43.81	1.04	0.95	0.07	0.17	130,405	4
Year ended May 31, 2020(t)	46.34	0.35	15.01	—	15.36	(0.19)	—	—	(0.19)	61.51	33.26	33.58	1.08	0.95	0.50	0.63	110,716	21
Year ended May 31, 2019(t)	43.63	0.29	2.59 (i)	—	2.88	(0.17)	—	—	(0.17)	46.34	6.58	6.48	1.05	0.95	0.47	0.57	99,639	11
Ultra High Yield
Year ended May 31, 2023	67.42	1.07	(6.33)	—	(5.26)	(1.58)	—	—	(1.58)	60.58	(7.79)	(7.83)	1.68	0.96	1.01	1.73	5,452	—
Year ended May 31, 2022	75.77	(0.71)	(7.39)	—	(8.10)	—	(0.25)	—	(0.25)	67.42	(10.74)	(10.63)	1.17	0.95	(1.15)	(0.93)	20,227	—
Year ended May 31, 2021	64.18	(0.63)	14.17	—	13.54	(1.95)	—	—	(1.95)	75.77	21.27	21.30	1.95	0.97	(1.84)	(0.86)	28,414	—
Year ended May 31, 2020	66.69	1.16	(0.95)	—	0.21	(2.72)	—	—	(2.72)	64.18	0.03	0.34	2.86	1.04	(0.13)	1.70	4,813	—
Year ended May 31, 2019	63.95	1.93	2.74	—	4.67	(1.93)	—	—	(1.93)	66.69	7.47	7.79	5.64	0.95	(1.74)	2.95	3,334	1
Ultra Industrials
Year ended May 31, 2023	23.85	0.21	(2.63)	—	(2.42)	(0.05)	—	—	(0.05)	21.38	(10.14)	(10.09)	1.68	0.95	0.18	0.91	16,252	73
Year ended May 31, 2022	33.02	0.01	(9.17)	—	(9.16)	(0.01)	—	—	(0.01)	23.85	(27.77)	(27.70)	1.32	0.95	(0.33)	0.05	16,694	9
Year ended May 31, 2021(x)	14.84	0.02	18.20	—	18.22	(0.04)	—	—	(0.04)	33.02	123.00	122.38	1.55	0.95	(0.53)	0.07	40,451	3
Year ended May 31, 2020(x)	17.09	0.14	(2.26)	—	(2.12)	(0.13)	—	—	(0.13)	14.84	(12.47)	(12.37)	1.61	0.95	0.09	0.74	14,838	31
Year ended May 31, 2019(x)	17.59	0.12	(0.53)	—	(0.41)	(0.09)	—	—	(0.09)	17.09	(2.29)	(2.20)	1.43	0.95	0.21	0.70	18,804	5
See accompanying notes to the financial statements.

234 :: FINANCIAL HIGHLIGHTS PROSHARES TRUST

ProShares Trust Financial Highlights FOR THE PERIODS INDICATED

	SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIODS INDICATED
	PER SHARE OPERATING PERFORMANCE												RATIOS/SUPPLEMENTAL DATA
	INVESTMENT OPERATIONS					DISTRIBUTIONS					TOTAL RETURN (c)		RATIOS TO AVERAGE NET ASSETS (f)				SUPPLEMENTAL DATA
	Net asset value, beginning of period	Net investment income (loss) (a)	Net realized and unrealized gains (losses) on investments	Transaction fees (b)	Total from investment operations	Net investment income	Net realized gains	Tax return of capital	Total distributions	Net asset value, end of period	Net asset value (d)	Market value (e)	Expenses before expense reductions	Expenses net of waivers, if any	Net investment income (loss) before expense reductions	Net investment income (loss) net of waivers, if any	Net assets, end of period (000)	Portfolio turnover rate (c)(g)
Ultra Materials
Year ended May 31, 2023	$26.77	$0.34	$(7.23)	$—	$(6.89)	$(0.15)	$—	$—	$(0.15)	$19.73	(25.72)%	(25.47)%	1.18%	0.95%	1.32%	1.55%	$37,988	40%
Year ended May 31, 2022(gg)	26.79	0.16	(0.02)	—	0.14	(0.16)	—	—	(0.16)	26.77	0.54	0.22	1.10	0.95	0.50	0.65	62,229	5
Year ended May 31, 2021(gg)	11.08	0.08	15.72	—	15.80	(0.09)	—	—	(0.09)	26.79	143.30	143.29	1.15	0.95	0.25	0.45	104,477	12
Year ended May 31, 2020(gg)	11.89	0.15	(0.77)	—	(0.62)	(0.19)	—	—	(0.19)	11.08	(5.43)	(5.04)	1.23	0.95	0.85	1.13	27,696	6
Year ended May 31, 2019(gg)	17.19	0.19	(5.36)	—	(5.17)	(0.13)	—	—	(0.13)	11.89	(30.15)	(30.33)	1.16	0.95	1.07	1.27	35,681	38
Ultra MidCap400
Year ended May 31, 2023	54.03	0.60	(8.73)	—	(8.13)	(0.54)	—	—	(0.54)	45.36	(15.04)	(14.94)	1.04	0.95	1.11	1.21	114,542	46
Year ended May 31, 2022	65.80	0.18	(11.82)	—	(11.64)	(0.13)	—	—	(0.13)	54.03	(17.73)	(17.75)	0.99	0.95	0.24	0.28	122,914	52
Year ended May 31, 2021	28.58	0.06	37.24	—	37.30	(0.08)	—	—	(0.08)	65.80	130.66	130.86	1.06	0.95	0.04	0.15	189,162	18
Year ended May 31, 2020	35.41	0.26	(6.77)	—	(6.51)	(0.32)	—	—	(0.32)	28.58	(18.51)	(18.50)	1.06	0.95	0.58	0.69	105,036	73
Year ended May 31, 2019	42.46	0.22	(7.07)	—	(6.85)	(0.20)	—	—	(0.20)	35.41	(16.13)	(16.26)	1.04	0.95	0.47	0.56	130,137	31
Ultra MSCI Brazil Capped
Year ended May 31, 2023	32.73	0.13	(10.31)	—	(10.18)	—	—	—	—	22.55	(31.12)	(31.43)	2.65	0.95	(1.15)	0.55	4,544	—
Year ended May 31, 2022	37.27	(0.27)	(4.27)	—	(4.54)	—	—	—	—	32.73	(12.21)	(11.88)	2.22	0.95	(2.17)	(0.90)	9,543	—
Year ended May 31, 2021	20.23	(0.27)	17.31	—	17.04	—	—	—	—	37.27	84.28	85.11	2.00	0.95	(2.00)	(0.95)	7,140	—
Year ended May 31, 2020	70.62	0.06	(50.07)	—	(50.01)	(0.38)	—	—	(0.38)	20.23	(71.21)	(71.30)	2.10	0.96	(1.03)	0.10	4,886	—
Year ended May 31, 2019	57.70	0.33	12.77	—	13.10	(0.18)	—	—	(0.18)	70.62	22.70	21.48	1.70	0.95	(0.22)	0.53	8,231	—

See accompanying notes to the financial statements.

PROSHARES TRUST FINANCIAL HIGHLIGHTS :: 235

ProShares Trust Financial Highlights FOR THE PERIODS INDICATED

	SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIODS INDICATED
	PER SHARE OPERATING PERFORMANCE												RATIOS/SUPPLEMENTAL DATA
	INVESTMENT OPERATIONS					DISTRIBUTIONS					TOTAL RETURN (c)		RATIOS TO AVERAGE NET ASSETS (f)				SUPPLEMENTAL DATA
	Net asset value, beginning of period	Net investment income (loss) (a)	Net realized and unrealized gains (losses) on investments	Transaction fees (b)	Total from investment operations	Net investment income	Net realized gains	Tax return of capital	Total distributions	Net asset value, end of period	Net asset value (d)	Market value (e)	Expenses before expense reductions	Expenses net of waivers, if any	Net investment income (loss) before expense reductions	Net investment income (loss) net of waivers, if any	Net assets, end of period (000)	Portfolio turnover rate (c)(g)
Ultra MSCI EAFE
Year ended May 31, 2023	$40.28	$0.48	$(2.31)	$—	$(1.83)	$(0.09)	$—	$—	$(0.09)	$38.36	(4.54)%	(4.37)%	1.81%	0.95%	0.48%	1.33%	$10,550	—%
Year ended May 31, 2022	52.83	(0.45)	(12.10)	—	(12.55)	—	—	—	—	40.28	(23.76)	(23.48)	1.68	0.95	(1.64)	(0.91)	9,064	—
Year ended May 31, 2021	28.74	(0.39)	24.48	—	24.09	—	—	—	—	52.83	83.86	82.35	1.56	0.95	(1.56)	(0.95)	13,208	—
Year ended May 31, 2020	34.62	0.01	(5.77)	—	(5.76)	(0.12)	—	—	(0.12)	28.74	(16.71)	(16.08)	2.22	0.95	(1.23)	0.04	3,592	—
Year ended May 31, 2019	41.92	0.15	(7.38)	—	(7.23)	(0.07)	—	—	(0.07)	34.62	(17.25)	(17.54)	1.72	0.95	(0.37)	0.41	6,058	—
Ultra MSCI Emerging Markets
Year ended May 31, 2023	62.90	0.62	(16.35)	—	(15.73)	(0.10)	—	—	(0.10)	47.07	(25.01)	(24.99)	1.36	0.96	0.81	1.21	16,474	—
Year ended May 31, 2022	105.83	(0.80)	(42.13)	—	(42.93)	—	—	—	—	62.90	(40.57)	(40.56)	1.09	0.95	(1.05)	(0.90)	26,731	—
Year ended May 31, 2021	51.04	(0.87)	55.66	—	54.79	—	—	—	—	105.83	107.34	107.36	1.09	0.95	(1.08)	(0.95)	92,605	—
Year ended May 31, 2020	65.46	0.22	(13.61)	—	(13.39)	(1.03)	—	—	(1.03)	51.04	(20.88)	(20.89)	1.39	0.95	(0.10)	0.34	12,761	—
Year ended May 31, 2019	85.50	0.63	(20.46)	—	(19.83)	(0.21)	—	—	(0.21)	65.46	(23.20)	(23.21)	1.13	0.95	0.69	0.87	36,005	—
Ultra MSCI Japan
Year ended May 31, 2023	32.91	0.21	(0.85)	—	(0.64)	(0.16)	—	—	(0.16)	32.11	(1.89)	(2.29)	3.75	0.95	(2.08)	0.73	9,313	111
Year ended May 31, 2022	47.18	(0.33)	(13.94)	—	(14.27)	—	—	—	—	32.91	(30.24)	(30.26)	2.25	0.96	(2.05)	(0.76)	5,760	579
Year ended May 31, 2021	31.35	(0.39)	16.22	—	15.83	—	—	—	—	47.18	50.48	50.81	2.34	0.95	(2.34)	(0.95)	5,897	—
Year ended May 31, 2020	30.01	(0.09)	1.48	—	1.39	(0.04)	—	(0.01)	(0.05)	31.35	4.61	4.49	2.33	0.95	(1.66)	(0.28)	3,919	—
Year ended May 31, 2019	41.94	0.14	(10.73)	—	(10.59)	(0.06)	(1.28)	—	(1.34)	30.01	(25.03)	(25.04)	4.18	0.95	(2.82)	0.41	5,251	—

See accompanying notes to the financial statements.

236 :: FINANCIAL HIGHLIGHTS PROSHARES TRUST

ProShares Trust Financial Highlights FOR THE PERIODS INDICATED

	SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIODS INDICATED
	PER SHARE OPERATING PERFORMANCE													RATIOS/SUPPLEMENTAL DATA
	INVESTMENT OPERATIONS						DISTRIBUTIONS					TOTAL RETURN (c)		RATIOS TO AVERAGE NET ASSETS (f)					SUPPLEMENTAL DATA
	Net asset value, beginning of period	Net investment income (loss) (a)	Net realized and unrealized gains (losses) on investments		Transaction fees (b)	Total from investment operations	Net investment income	Net realized gains	Tax return of capital	Total distributions	Net asset value, end of period	Net asset value (d)	Market value (e)	Expenses before expense reductions	Expenses net of waivers, if any	Net investment income (loss) before expense reductions		Net investment income (loss) net of waivers, if any	Net assets, end of period (000)	Portfolio turnover rate (c)(g)
Ultra Nasdaq Biotechnology
Year ended May 31, 2023	$48.04	$0.11	$4.08		$—	$4.19	$(0.02)	$—	$—	$(0.02)	$52.21	8.71%	8.53%	1.15%	0.95%	—	%(j)	0.20%	$96,593	23%
Year ended May 31, 2022	84.53	(0.23)	(36.26)		—	(36.49)	—	—	—	—	48.04	(43.17)	(43.05)	1.08	0.95	(0.41)		(0.28)	93,685	27
Year ended May 31, 2021	70.76	(0.36)	14.13		—	13.77	—	—	—	—	84.53	19.46	19.50	1.08	0.95	(0.58)		(0.45)	287,388	27
Year ended May 31, 2020	43.67	(0.09)	27.18		—	27.09	—	—	—	—	70.76	62.03	61.87	1.10	0.95	(0.31)		(0.17)	183,980	37
Year ended May 31, 2019	55.88	(0.13)	(12.08)		—	(12.21)	—	—	—	—	43.67	(21.85)	(21.82)	1.06	0.95	(0.35)		(0.24)	207,454	31
Ultra Nasdaq Cloud Computing
Year ended May 31, 2023	18.30	0.03	(2.60)		—	(2.57)	—	—	—	—	15.73	(14.04)	(14.04)	7.37	0.95	(6.20)		0.21	1,573	70
Year ended May 31, 2022	39.18	(0.16)	(20.72)		—	(20.88)	—	—	—	—	18.30	(53.30)	(53.81)	3.49	0.95	(2.96)		(0.43)	1,830	74
January 19, 2021* through May 31, 2021	40.00	(0.09)	(0.73	)(i)	—	(0.82)	—	—	—	—	39.18	(2.04)	(0.95)	3.85	0.95	(3.47)		(0.57)	1,959	6
Ultra Nasdaq Cybersecurity
Year ended May 31, 2023	31.11	0.10	(2.76)		—	(2.66)	—	—	—	—	28.45	(8.54)	(8.99)	4.05	0.95	(2.71)		0.39	1,992	—
Year ended May 31, 2022	37.53	(0.41)	(5.77)		—	(6.18)	—	(0.24)	—	(0.24)	31.11	(16.75)	(16.09)	2.07	0.95	(2.01)		(0.89)	2,333	—
January 19, 2021* through May 31, 2021	40.00	(0.13)	(2.34)		—	(2.47)	—	—	—	—	37.53	(6.15)	(6.40)	3.52	0.95	(3.52)		(0.95)	2,815	—

*  Commencement of investment operations.

See accompanying notes to the financial statements.

PROSHARES TRUST FINANCIAL HIGHLIGHTS :: 237

ProShares Trust Financial Highlights FOR THE PERIODS INDICATED

	SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIODS INDICATED
	PER SHARE OPERATING PERFORMANCE												RATIOS/SUPPLEMENTAL DATA
	INVESTMENT OPERATIONS					DISTRIBUTIONS					TOTAL RETURN (c)		RATIOS TO AVERAGE NET ASSETS (f)				SUPPLEMENTAL DATA
	Net asset value, beginning of period	Net investment income (loss) (a)	Net realized and unrealized gains (losses) on investments	Transaction fees (b)	Total from investment operations	Net investment income	Net realized gains	Tax return of capital	Total distributions	Net asset value, end of period	Net asset value (d)	Market value (e)	Expenses before expense reductions	Expenses net of waivers, if any	Net investment income (loss) before expense reductions	Net investment income (loss) net of waivers, if any	Net assets, end of period (000)	Portfolio turnover rate (c)(g)
Ultra QQQ
Year ended May 31, 2023	$50.68	$0.45	$6.24	$—	$6.69	$(0.11)	$—	$—	$(0.11)	$57.26	13.34%	13.47%	0.98%	0.95%	0.97%	1.01%	$4,586,772	27%
Year ended May 31, 2022	63.62	(0.22)	(12.72)	—	(12.94)	—	—	—	—	50.68	(20.35)	(20.44)	0.98	0.95	(0.33)	(0.30)	3,679,324	54
Year ended May 31, 2021(o)(y)	32.93	(0.17)	30.86	—	30.69	—	—	—	—	63.62	93.20	93.78	0.97	0.95	(0.35)	(0.33)	4,294,521	8
Year ended May 31, 2020(o)(y)	20.83	—	12.13	—	12.13	(0.03)	—	—	(0.03)	32.93	58.25	58.04	0.99	0.95	(0.04)	0.01	2,371,112	33
Year ended May 31, 2019(o)(y)	21.23	0.03	(0.40)	—	(0.37)	(0.03)	—	—	(0.03)	20.83	(1.74)	(1.92)	0.99	0.95	0.10	0.13	1,691,571	7
Ultra Real Estate
Year ended May 31, 2023	82.93	1.29	(30.77)	—	(29.48)	(0.73)	—	—	(0.73)	52.72	(35.66)	(35.59)	1.09	0.95	1.86	2.00	59,771	29
Year ended May 31, 2022	84.64	0.63	(1.66)	—	(1.03)	(0.68)	—	—	(0.68)	82.93	(1.39)	(1.59)	1.04	0.95	0.56	0.65	102,313	10
Year ended May 31, 2021	51.66	0.56	32.86	—	33.42	(0.44)	—	—	(0.44)	84.64	65.16	65.51	1.07	0.95	0.77	0.89	117,124	6
Year ended May 31, 2020	75.11	1.16	(23.52)	—	(22.36)	(1.09)	—	—	(1.09)	51.66	(30.18)	(30.15)	1.06	0.95	1.40	1.51	76,646	41
Year ended May 31, 2019	61.06	1.26	13.65	—	14.91	(0.86)	—	—	(0.86)	75.11	24.82	24.75	1.04	0.95	1.79	1.88	137,733	6
Ultra Russell2000
Year ended May 31, 2023	37.10	0.42	(7.65)	—	(7.23)	(0.13)	—	—	(0.13)	29.74	(19.51)	(19.57)	1.15	0.95	1.05	1.25	120,439	58
Year ended May 31, 2022	57.80	(0.03)	(20.67)	—	(20.70)	—	—	—	—	37.10	(35.82)	(35.93)	1.31	0.95	(0.42)	(0.06)	181,770	47
Year ended May 31, 2021(y)	23.09	(0.11)	34.83	—	34.72	(0.01)	—	—	(0.01)	57.80	150.40	151.15	1.15	0.95	(0.44)	(0.24)	742,689	20
Year ended May 31, 2020(y)	30.32	0.16	(7.18)	—	(7.02)	(0.21)	—	—	(0.21)	23.09	(23.32)	(23.49)	1.24	0.95	0.21	0.51	124,664	73
Year ended May 31, 2019(y)	39.40	0.16	(9.11)	—	(8.95)	(0.13)	—	—	(0.13)	30.32	(22.70)	(22.78)	1.25	0.95	0.14	0.44	160,681	41

See accompanying notes to the financial statements.

238 :: FINANCIAL HIGHLIGHTS PROSHARES TRUST

ProShares Trust Financial Highlights FOR THE PERIODS INDICATED

	SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIODS INDICATED
	PER SHARE OPERATING PERFORMANCE												RATIOS/SUPPLEMENTAL DATA
	INVESTMENT OPERATIONS					DISTRIBUTIONS					TOTAL RETURN (c)		RATIOS TO AVERAGE NET ASSETS (f)				SUPPLEMENTAL DATA
	Net asset value, beginning of period	Net investment income (loss) (a)	Net realized and unrealized gains (losses) on investments	Transaction fees (b)	Total from investment operations	Net investment income	Net realized gains	Tax return of capital	Total distributions	Net asset value, end of period	Net asset value (d)	Market value (e)	Expenses before expense reductions	Expenses net of waivers, if any	Net investment income (loss) before expense reductions	Net investment income (loss) net of waivers, if any	Net assets, end of period (000)	Portfolio turnover rate (c)(g)
Ultra S&P500®
Year ended May 31, 2023	$53.88	$0.80	$(2.92)	$—	$(2.12)	$(0.18)	$—	$—	$(0.18)	$51.58	(3.89)%	(3.83)%	0.91%	0.91%	1.67%	1.67%	$3,512,357	13%
Year ended May 31, 2022(ee)	57.13	0.20	(3.32)	—	(3.12)	(0.13)	—	—	(0.13)	53.88	(5.49)	(5.53)	0.89	0.89	0.31	0.32	3,424,199	19
Year ended May 31, 2021 (o)(ee)	30.42	0.16	26.63	—	26.79	(0.08)	—	—	(0.08)	57.13	88.11	88.62	0.89	0.89	0.38	0.38	3,827,456	3
Year ended May 31, 2020 (o)(ee)	27.69	0.28	2.63	—	2.91	(0.18)	—	—	(0.18)	30.42	10.56	10.46	0.91	0.91	0.88	0.88	2,165,829	46
Year ended May 31, 2019 (o)(ee)	27.60	0.25	0.03 (i)	—	0.28	(0.19)	—	—	(0.19)	27.69	1.04	1.00	0.90	0.90	0.87	0.87	2,215,265	5
Ultra Semiconductors
Year ended May 31, 2023	28.29	0.20	8.39	—	8.59	(0.05)	—	—	(0.05)	36.83	30.55	30.34	1.03	0.95	0.82	0.90	254,142	54
Year ended May 31, 2022	31.37	(0.03)	(3.05)	—	(3.08)	—	—	—	—	28.29	(9.81)	(9.79)	0.97	0.95	(0.09)	(0.07)	247,580	83
Year ended May 31, 2021(x)	13.86	— (h)	17.53	—	17.53	(0.02)	—	—	(0.02)	31.37	126.56	127.69	1.01	0.95	(0.07)	(0.01)	253,317	11
Year ended May 31, 2020(x)	8.19	0.10	5.68	—	5.78	(0.11)	—	—	(0.11)	13.86	70.79	69.70	1.11	0.95	0.63	0.80	77,624	58
Year ended May 31, 2019(x)	12.28	0.10	(4.11)	—	(4.01)	(0.08)	—	—	(0.08)	8.19	(32.72)	(32.67)	1.13	0.95	0.84	1.02	38,511	38
Ultra SmallCap600
Year ended May 31, 2023	24.86	0.24	(5.92)	—	(5.68)	(0.10)	—	—	(0.10)	19.08	(22.87)	(22.82)	1.39	0.95	0.67	1.11	26,429	29
Year ended May 31, 2022	31.80	0.02	(6.96)	—	(6.94)	—	—	—	—	24.86	(21.84)	(21.78)	1.29	0.95	(0.26)	0.08	32,935	27
Year ended May 31, 2021(z)	11.58	(0.02)	20.25	—	20.23	(0.01)	—	—	(0.01)	31.80	174.63	173.87	1.35	0.95	(0.51)	(0.11)	46,109	17
Year ended May 31, 2020(z)	16.91	0.10	(5.36)	—	(5.26)	(0.07)	—	—	(0.07)	11.58	(31.26)	(30.98)	1.59	0.95	(0.08)	0.56	14,478	53
Year ended May 31, 2019(z)	22.73	0.09	(5.86)	—	(5.77)	(0.05)	—	—	(0.05)	16.91	(25.36)	(25.80)	1.35	0.95	0.02	0.42	23,249	18

See accompanying notes to the financial statements.

PROSHARES TRUST FINANCIAL HIGHLIGHTS :: 239

ProShares Trust Financial Highlights FOR THE PERIODS INDICATED

	SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIODS INDICATED
	PER SHARE OPERATING PERFORMANCE													RATIOS/SUPPLEMENTAL DATA
	INVESTMENT OPERATIONS						DISTRIBUTIONS					TOTAL RETURN (c)		RATIOS TO AVERAGE NET ASSETS (f)				SUPPLEMENTAL DATA
	Net asset value, beginning of period	Net investment income (loss) (a)	Net realized and unrealized gains (losses) on investments		Transaction fees (b)	Total from investment operations	Net investment income	Net realized gains	Tax return of capital	Total distributions	Net asset value, end of period	Net asset value (d)	Market value (e)	Expenses before expense reductions	Expenses net of waivers, if any	Net investment income (loss) before expense reductions	Net investment income (loss) net of waivers, if any	Net assets, end of period (000)	Portfolio turnover rate (c)(g)
Ultra Technology
Year ended May 31, 2023	$34.97	$0.11	$5.28		$—	$5.39	$—	$—	$—	$—	$40.36	15.43%	15.61%	0.97%	0.95%	0.36%	0.38%	$575,192	56%
Year ended May 31, 2022(ee)	41.71	(0.22)	(6.52)		—	(6.74)	—	—	—	—	34.97	(16.16)	(16.21)	0.95	0.95	(0.43)	(0.43)	539,380	41
Year ended May 31, 2021 (p)(ee)	20.68	(0.13)	21.16		—	21.03	—	—	—	—	41.71	101.68	102.46	0.95	0.95	(0.40)	(0.40)	763,229	7
Year ended May 31, 2020 (p)(ee)	12.73	0.03	7.96		—	7.99	(0.04)	—	—	(0.04)	20.68	62.84	62.48	0.99	0.95	0.13	0.16	417,738	31
Year ended May 31, 2019 (p)(ee)	13.15	0.03	(0.41)		—	(0.38)	(0.04)	—	—	(0.04)	12.73	(2.92)	(3.09)	0.99	0.95	0.21	0.25	300,442	14
Ultra Utilities
Year ended May 31, 2023	79.60	1.27	(22.04)		—	(20.77)	(1.28)	—	—	(1.28)	57.55	(26.25)	(26.13)	1.68	0.95	1.12	1.85	9,496	25
Year ended May 31, 2022	61.06	1.16	18.30		—	19.46	(0.92)	—	—	(0.92)	79.60	32.18	31.65	1.36	0.95	1.29	1.70	23,880	20
Year ended May 31, 2021	51.05	0.72	9.69		—	10.41	(0.40)	—	—	(0.40)	61.06	20.47	20.81	1.91	0.95	0.37	1.32	13,737	3
Year ended May 31, 2020	56.78	1.06	(5.98)		—	(4.92)	(0.81)	—	—	(0.81)	51.05	(8.74)	(8.51)	1.41	0.95	1.21	1.67	15,315	13
Year ended May 31, 2019	44.68	0.94	11.97		—	12.91	(0.81)	—	—	(0.81)	56.78	29.38	29.52	1.65	0.95	1.14	1.85	17,035	5
UltraPro Dow30SM
Year ended May 31, 2023	61.21	0.84	(8.37)		—	(7.53)	(0.63)	—	—	(0.63)	53.05	(12.26)	(12.26)	0.95	0.95	1.52	1.52	607,448	42
Year ended May 31, 2022	73.42	0.38	(12.38)		—	(12.00)	(0.21)	—	—	(0.21)	61.21	(16.40)	(16.40)	0.95	0.95	0.51	0.51	691,723	36
Year ended May 31, 2021(y)	30.92	0.23	42.39		—	42.62	(0.12)	—	—	(0.12)	73.42	137.92	138.58	0.95	0.95	0.50	0.50	958,086	15
Year ended May 31, 2020(y)	42.05	0.44	(11.26	)(i)	—	(10.82)	(0.31)	—	—	(0.31)	30.92	(25.94)	(25.95)	0.98	0.95	1.04	1.07	705,052	61
Year ended May 31, 2019(y)	43.35	0.48	(1.48	)(i)	—	(1.00)	(0.30)	—	—	(0.30)	42.05	(2.33)	(2.46)	0.96	0.95	1.02	1.04	407,844	2

See accompanying notes to the financial statements.

240 :: FINANCIAL HIGHLIGHTS PROSHARES TRUST

ProShares Trust Financial Highlights FOR THE PERIODS INDICATED

	SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIODS INDICATED
	PER SHARE OPERATING PERFORMANCE													RATIOS/SUPPLEMENTAL DATA
	INVESTMENT OPERATIONS						DISTRIBUTIONS					TOTAL RETURN (c)		RATIOS TO AVERAGE NET ASSETS (f)				SUPPLEMENTAL DATA
	Net asset value, beginning of period	Net investment income (loss) (a)	Net realized and unrealized gains (losses) on investments		Transaction fees (b)	Total from investment operations	Net investment income	Net realized gains	Tax return of capital	Total distributions	Net asset value, end of period	Net asset value (d)	Market value (e)	Expenses before expense reductions	Expenses net of waivers, if any	Net investment income (loss) before expense reductions	Net investment income (loss) net of waivers, if any	Net assets, end of period (000)	Portfolio turnover rate (c)(g)
UltraPro MidCap400
Year ended May 31, 2023	$22.49	$0.13	$(6.59)		$—	$(6.46)	$(0.08)	$—	$—	$(0.08)	$15.95	(28.73)%	(28.77)%	1.52%	0.95%	0.15%	0.72%	$23,527	78%
Year ended May 31, 2022	32.13	0.01	(9.62)		—	(9.61)	(0.03)	—	—	(0.03)	22.49	(29.95)	(30.05)	1.32	0.95	(0.33)	0.03	29,799	96
Year ended May 31, 2021(z)	9.86	(0.03)	22.30		—	22.27	— (h)	—	—	— (h)	32.13	226.00	225.64	1.23	0.95	(0.42)	(0.14)	61,859	19
Year ended May 31, 2020(z)	17.42	0.10	(7.57)		—	(7.47)	(0.09)	—	—	(0.09)	9.86	(43.06)	(43.03)	1.61	0.95	(0.08)	0.58	20,948	51
Year ended May 31, 2019(z)	23.84	0.12	(6.48)		—	(6.36)	(0.06)	—	—	(0.06)	17.42	(26.64)	(28.43)	1.32	0.95	0.19	0.56	19,593	41
UltraPro QQQ
Year ended May 31, 2023	33.03	0.51	1.40		—	1.91	(0.25)	—	—	(0.25)	34.69	6.27	6.38	0.98	0.88	1.96	2.06	15,391,729	168
Year ended May 31, 2022(ee)	51.15	(0.14)	(17.98)		—	(18.12)	— (h)	—	—	— (h)	33.03	(35.44)	(35.57)	0.98	0.86	(0.35)	(0.23)	13,697,179	127
Year ended May 31, 2021 (t)(ee)	20.71	(0.15)	30.59		—	30.44	—	—	—	—	51.15	147.00	147.89	1.01	0.95	(0.46)	(0.39)	12,061,878	10
Year ended May 31, 2020 (t)(ee)	12.55	— (h)	8.17		—	8.17	(0.01)	—	—	(0.01)	20.71	65.11	64.87	0.98	0.95	(0.06)	(0.03)	5,831,873	53
Year ended May 31, 2019 (t)(ee)	13.94	0.03	(1.40)		—	(1.37)	(0.02)	—	—	(0.02)	12.55	(9.85)	(10.01)	0.98	0.95	0.22	0.25	3,189,760	15
UltraPro Russell2000
Year ended May 31, 2023	52.41	0.36	(18.82)		—	(18.46)	(0.15)	—	—	(0.15)	33.80	(35.25)	(35.14)	1.11	0.95	0.69	0.85	204,461	85
Year ended May 31, 2022	110.95	(0.07)	(58.47)		—	(58.54)	—	—	—	—	52.41	(52.76)	(52.92)	1.29	0.95	(0.42)	(0.08)	259,439	60
Year ended May 31, 2021	30.83	(0.18)	80.30		—	80.12	— (h)	—	—	— (h)	110.95	259.95	261.40	1.26	0.95	(0.58)	(0.27)	410,520	43
Year ended May 31, 2020	60.84	0.21	(30.10	)(i)	—	(29.89)	(0.12)	—	—	(0.12)	30.83	(49.27)	(49.46)	1.99	0.95	(0.61)	0.43	184,956	68
Year ended May 31, 2019	95.44	0.29	(34.72)		—	(34.43)	(0.17)	—	—	(0.17)	60.84	(36.03)	(36.02)	1.56	0.95	(0.26)	0.35	76,056	24
See accompanying notes to the financial statements.

PROSHARES TRUST FINANCIAL HIGHLIGHTS :: 241

ProShares Trust Financial Highlights FOR THE PERIODS INDICATED

	SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIODS INDICATED
	PER SHARE OPERATING PERFORMANCE														RATIOS/SUPPLEMENTAL DATA
	INVESTMENT OPERATIONS						DISTRIBUTIONS						TOTAL RETURN (c)		RATIOS TO AVERAGE NET ASSETS (f)				SUPPLEMENTAL DATA
	Net asset value, beginning of period	Net investment income (loss) (a)	Net realized and unrealized gains (losses) on investments		Transaction fees (b)	Total from investment operations	Net investment income	Net realized gains	Tax return of capital		Total distributions	Net asset value, end of period	Net asset value (d)	Market value (e)	Expenses before expense reductions	Expenses net of waivers, if any	Net investment income (loss) before expense reductions	Net investment income (loss) net of waivers, if any	Net assets, end of period (000)	Portfolio turnover rate (c)(g)
UltraPro S&P500®
Year ended May 31, 2023	$46.40	$0.66	$(6.99)		$—	$(6.33)	$(0.22)	$—	$—		$(0.22)	$39.85	(13.55)%	(13.53)%	0.92%	0.92%	1.77%	1.77%	$2,387,091	34%
Year ended May 31, 2022(ee)	53.12	0.11	(6.76)		—	(6.65)	(0.07)	—	—		(0.07)	46.40	(12.57)	(12.58)	0.91	0.91	0.18	0.18	2,573,073	66
Year ended May 31, 2021(ee)	21.53	0.04	31.58		—	31.62	(0.03)	—	—		(0.03)	53.12	146.97	147.74	0.91	0.91	0.12	0.12	2,395,903	4
Year ended May 31, 2020(ee)	22.37	0.20	(0.91	)(i)	—	(0.71)	(0.13)	—	—		(0.13)	21.53	(3.23)	(3.33)	0.93	0.93	0.76	0.76	1,373,394	69
Year ended May 31, 2019(ee)	23.16	0.21	(0.86	)(i)	—	(0.65)	(0.14)	—	—		(0.14)	22.37	(2.77)	(2.89)	0.92	0.92	0.87	0.87	1,105,011	15
UltraPro Short 20+ Year Treasury
Year ended May 31, 2023	56.55	1.00	9.07		—	10.07	(0.50)	—	—		(0.50)	66.12	17.83	17.61	0.95	0.95	1.51	1.51	257,438	—
Year ended May 31, 2022	41.80	(0.30)	15.05		—	14.75	—	—	—		—	56.55	35.27	34.06	0.95	0.95	(0.79)	(0.79)	403,941	—
Year ended May 31, 2021	29.62	(0.34)	12.52		—	12.18	—	—	—		—	41.80	41.13	41.82	1.07	0.95	(1.06)	(0.94)	89,601	—
Year ended May 31, 2020(n)	78.88	0.71	(48.91)		—	(48.20)	(0.97)	—	(0.09	)#	(1.06)	29.62	(61.79)	(61.45)	1.15	0.95	1.11	1.31	23,505	—
Year ended May 31, 2019(n)	106.43	0.94	(27.77)		—	(26.83)	(0.72)	—	—		(0.72)	78.88	(25.37)	(27.02)	1.00	0.95	0.82	0.87	36,975	—
UltraPro Short Dow30SM
Year ended May 31, 2023	31.00	0.63	(3.96)		—	(3.33)	(0.32)	—	—		(0.32)	27.35	(10.80)	(10.79)	0.95	0.95	2.23	2.23	705,315	—
Year ended May 31, 2022	33.13	(0.26)	(1.87)		—	(2.13)	—	—	—		—	31.00	(6.45)	(6.47)	0.95	0.95	(0.87)	(0.87)	351,588	—
Year ended May 31, 2021(aa)	107.42	(0.46)	(73.83)		—	(74.29)	—	—	—		—	33.13	(69.16)	(69.27)	0.96	0.95	(0.81)	(0.79)	359,346	—
Year ended May 31, 2020(aa)	246.00	0.86	(136.56)		—	(135.70)	(2.60)	—	(0.28	)#	(2.88)	107.42	(55.65)	(55.55)	0.99	0.95	0.50	0.54	815,975	—
Year ended May 31, 2019 (k)(aa)	296.19	4.43	(50.66)		—	(46.23)	(3.96)	—	—		(3.96)	246.00	(15.73)	(15.64)	0.98	0.95	1.77	1.81	254,249	—

See accompanying notes to the financial statements.

242 :: FINANCIAL HIGHLIGHTS PROSHARES TRUST

ProShares Trust Financial Highlights FOR THE PERIODS INDICATED

	SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIODS INDICATED
	PER SHARE OPERATING PERFORMANCE														RATIOS/SUPPLEMENTAL DATA
	INVESTMENT OPERATIONS						DISTRIBUTIONS						TOTAL RETURN (c)		RATIOS TO AVERAGE NET ASSETS (f)				SUPPLEMENTAL DATA
	Net asset value, beginning of period	Net investment income (loss) (a)	Net realized and unrealized gains (losses) on investments		Transaction fees (b)	Total from investment operations	Net investment income	Net realized gains	Tax return of capital		Total distributions	Net asset value, end of period	Net asset value (d)	Market value (e)	Expenses before expense reductions	Expenses net of waivers, if any	Net investment income (loss) before expense reductions	Net investment income (loss) net of waivers, if any	Net assets, end of period (000)	Portfolio turnover rate (c)(g)
UltraPro Short MidCap400
Year ended May 31, 2023	$25.24	$0.31	$(3.29)		$—	$(2.98)	$(0.13)	$—	$—		$(0.13)	$22.13	(11.83)%	(11.86)%	1.67%	0.95%	0.61%	1.32%	$8,821	—%
Year ended May 31, 2022	26.87	(0.22)	(1.41)		—	(1.63)	—	—	—		—	25.24	(6.05)	(6.07)	2.11	0.95	(2.04)	(0.88)	7,539	—
Year ended May 31, 2021 (u)(aa)	139.56	(0.63)	(112.06)		—	(112.69)	—	—	—		—	26.87	(80.75)	(80.78)	1.67	0.95	(1.66)	(0.94)	4,002	—
Year ended May 31, 2020 (n)(u)(aa)	315.61	(0.56)	(173.22)		—	(173.78)	(2.19)	—	(0.08	)#	(2.27)	139.56	(55.37)	(55.36)	2.31	0.95	(1.61)	(0.24)	14,686	—
Year ended May 31, 2019 (n)(u)(aa)	288.41	3.09	25.25	(i)	—	28.34	(1.14)	—	—		(1.14)	315.61	9.82	12.55	4.18	0.95	(2.18)	1.04	2,650	—
UltraPro Short QQQ
Year ended May 31, 2023	47.40	0.94	(24.88)		—	(23.94)	(0.36)	—	—		(0.36)	23.10	(50.83)	(50.83)	0.99	0.95	2.31	2.35	4,718,175	—
Year ended May 31, 2022(ff)	55.51	(0.34)	(7.77	)(i)	—	(8.11)	—	—	—		—	47.40	(14.62)	(14.53)	0.98	0.95	(0.88)	(0.84)	2,824,811	—
Year ended May 31, 2021 (q)(ff)	235.47	(0.69)	(179.27)		—	(179.96)	—	—	—		—	55.51	(76.43)	(76.52)	1.00	0.95	(0.86)	(0.81)	1,758,961	—
Year ended May 31, 2020 (q)(ff)	1,111.93	6.91	(868.32)		—	(861.41)	(13.45)	—	(1.60	)#	(15.05)	235.47	(78.39)	(78.35)	1.02	0.95	1.19	1.26	1,113,509	—
Year ended May 31, 2019 (k)(q)(ff)	1,498.39	25.01	(387.46)		—	(362.45)	(24.01)	—	—		(24.01)	1,111.93	(24.46)	(24.35)	1.00	0.95	2.06	2.11	1,130,668	—
UltraPro Short Russell2000
Year ended May 31, 2023	58.81	0.86	(7.33	)(i)	—	(6.47)	(0.36)	—	—		(0.36)	51.98	(11.02)	(10.97)	1.03	0.95	1.55	1.64	234,317	—
Year ended May 31, 2022(ff)	48.28	(0.42)	10.95		—	10.53	—	—	—		—	58.81	21.80	21.89	1.04	0.95	(0.94)	(0.85)	150,418	—
Year ended May 31, 2021 (v)(ff)	324.70	(0.90)	(275.52)		—	(276.42)	—	—	—		—	48.28	(85.13)	(85.15)	1.08	0.95	(0.97)	(0.84)	107,592	—
Year ended May 31, 2020 (v)(ff)	723.77	2.60	(393.61)		—	(391.01)	(7.21)	—	(0.85	)#	(8.06)	324.70	(54.50)	(54.49)	1.11	0.95	0.33	0.49	170,315	—
Year ended May 31, 2019 (v)(ff)	628.62	8.71	94.25		—	102.96	(7.81)	—	—		(7.81)	723.77	16.43	16.48	1.11	0.95	1.21	1.36	81,442	—

See accompanying notes to the financial statements.

PROSHARES TRUST FINANCIAL HIGHLIGHTS :: 243

ProShares Trust Financial Highlights FOR THE PERIODS INDICATED

	SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIODS INDICATED
	PER SHARE OPERATING PERFORMANCE													RATIOS/SUPPLEMENTAL DATA
	INVESTMENT OPERATIONS					DISTRIBUTIONS						TOTAL RETURN (c)		RATIOS TO AVERAGE NET ASSETS (f)				SUPPLEMENTAL DATA
	Net asset value, beginning of period	Net investment income (loss) (a)	Net realized and unrealized gains (losses) on investments	Transaction fees (b)	Total from investment operations	Net investment income	Net realized gains	Tax return of capital		Total distributions	Net asset value, end of period	Net asset value (d)	Market value (e)	Expenses before expense reductions	Expenses net of waivers, if any	Net investment income (loss) before expense reductions	Net investment income (loss) net of waivers, if any	Net assets, end of period (000)	Portfolio turnover rate (c)(g)
UltraPro Short S&P500®
Year ended May 31, 2023	$16.27	$0.40	$(3.59)	$—	$(3.19)	$(0.18)	$—	$—		$(0.18)	$12.90	(19.82)%	(19.80)%	0.90%	0.90%	2.52%	2.52%	$1,345,949	—%
Year ended May 31, 2022	19.59	(0.12)	(3.20)	—	(3.32)	—	—	—		—	16.27	(16.96)	(17.15)	0.90	0.90	(0.80)	(0.80)	720,715	—
Year ended May 31, 2021(v)	65.05	(0.26)	(45.20)	—	(45.46)	—	—	—		—	19.59	(69.88)	(69.98)	0.90	0.90	(0.73)	(0.73)	476,012	—
Year ended May 31, 2020(v)	171.06	0.75	(104.83)	—	(104.08)	(1.72)	—	(0.21	)#	(1.93)	65.05	(61.39)	(61.26)	0.93	0.93	0.71	0.71	1,323,669	—
Year ended May 31, 2019(v)	204.34	3.25	(33.36)	—	(30.11)	(3.17)	—	—		(3.17)	171.06	(14.89)	(14.86)	0.91	0.91	1.84	1.84	610,645	—
UltraShort 7-10 Year Treasury
Year ended May 31, 2023	19.49	0.24	1.95	—	2.19	(0.13)	—	—		(0.13)	21.55	11.28	11.30	1.01	0.95	1.09	1.15	32,327	—
Year ended May 31, 2022	16.73	(0.13)	2.89	—	2.76	—	—	—		—	19.49	16.48	16.50	0.99	0.95	(0.82)	(0.78)	122,760	—
Year ended May 31, 2021	15.32	(0.15)	1.56	—	1.41	—	—	—		—	16.73	9.20	9.13	1.10	0.95	(1.08)	(0.92)	43,490	—
Year ended May 31, 2020	19.99	0.21	(4.57)	—	(4.36)	(0.29)	—	(0.02	)#	(0.31)	15.32	(22.11)	(21.90)	1.06	0.95	1.03	1.15	29,871	—
Year ended May 31, 2019	22.73	0.26	(2.79)	—	(2.53)	(0.21)	—	—		(0.21)	19.99	(11.21)	(11.83)	0.97	0.95	1.12	1.14	66,966	—
UltraShort 20+ Year Treasury
Year ended May 31, 2023	25.69	0.61	3.85	—	4.46	(0.46)	—	—		(0.46)	29.69	17.45	17.56	0.90	0.90	2.10	2.10	531,733	—
Year ended May 31, 2022	20.51	(0.15)	5.33	—	5.18	—	—	—		—	25.69	25.29	24.21	0.89	0.89	(0.80)	(0.80)	1,390,214	—
Year ended May 31, 2021	16.07	(0.15)	4.59	—	4.44	— (h)	—	—	(h)	— (h)	20.51	27.64	27.87	0.90	0.90	(0.83)	(0.83)	1,415,115	—
Year ended May 31, 2020	29.69	0.37	(13.49)	—	(13.12)	(0.45)	—	(0.05	)#	(0.50)	16.07	(44.80)	(44.32)	0.92	0.92	1.58	1.58	434,698	—
Year ended May 31, 2019	36.01	0.45	(6.34)	—	(5.89)	(0.43)	—	—		(0.43)	29.69	(16.54)	(17.80)	0.90	0.90	1.22	1.22	886,565	—

See accompanying notes to the financial statements.

244 :: FINANCIAL HIGHLIGHTS PROSHARES TRUST

ProShares Trust Financial Highlights FOR THE PERIODS INDICATED

	SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIODS INDICATED
	PER SHARE OPERATING PERFORMANCE														RATIOS/SUPPLEMENTAL DATA
	INVESTMENT OPERATIONS						DISTRIBUTIONS						TOTAL RETURN (c)		RATIOS TO AVERAGE NET ASSETS (f)				SUPPLEMENTAL DATA
	Net asset value, beginning of period	Net investment income (loss) (a)	Net realized and unrealized gains (losses) on investments		Transaction fees (b)	Total from investment operations	Net investment income	Net realized gains	Tax return of capital		Total distributions	Net asset value, end of period	Net asset value (d)	Market value (e)	Expenses before expense reductions	Expenses net of waivers, if any	Net investment income (loss) before expense reductions	Net investment income (loss) net of waivers, if any	Net assets, end of period (000)	Portfolio turnover rate (c)(g)
UltraShort Consumer Discretionary
Year ended May 31, 2023	$26.58	$0.29	$(4.52	)(i)	$—	$(4.23)	$(0.18)	$—	$—		$(0.18)	$22.17	(16.03)%	(15.62)%	2.45%	0.95%	(0.40)%	1.10%	$2,698	—%
Year ended May 31, 2022(hh)	20.08	(0.17)	6.67		—	6.50	—	—	—		—	26.58	32.36	31.85	5.83	0.95	(5.70)	(0.81)	3,238	—
Year ended May 31, 2021 (r)(hh)	43.47	(0.25)	(23.14)		—	(23.39)	—	—	—		—	20.08	(53.81)	(53.74)	7.25	0.95	(7.24)	(0.94)	940	—
Year ended May 31, 2020 (r)(hh)	66.77	0.28	(22.47)		—	(22.19)	(1.09)	—	(0.02	)#	(1.11)	43.47	(33.62)	(33.86)	6.72	0.95	(5.28)	0.49	1,764	—
Year ended May 31, 2019 (r)(hh)	86.26	1.16	(19.68)		—	(18.52)	(0.97)	—	—		(0.97)	66.77	(21.58)	(21.30)	7.14	0.95	(4.63)	1.57	623	—
UltraShort Consumer Staples
Year ended May 31, 2023	13.97	0.23	1.28	(i)	—	1.51	(0.12)	—	—		(0.12)	15.36	10.79	10.11	3.61	0.95	(1.07)	1.60	1,776	—
Year ended May 31, 2022	15.67	(0.12)	(1.58)		—	(1.70)	—	—	—		—	13.97	(10.88)	(10.29)	9.05	0.95	(8.96)	(0.85)	2,312	—
Year ended May 31, 2021 (r)(bb)	38.62	(0.21)	(22.74)		—	(22.95)	—	—	—		—	15.67	(59.42)	(59.33)	7.90	0.95	(7.89)	(0.94)	1,028	—
Year ended May 31, 2020 (r)(bb)	60.88	0.32	(21.98)		—	(21.66)	(0.56)	—	(0.04	)#	(0.60)	38.62	(35.81)	(36.03)	4.28	0.95	(2.68)	0.66	1,568	—
Year ended May 31, 2019 (r)(bb)	65.62	0.67	(4.88)		—	(4.21)	(0.53)	—	—		(0.53)	60.88	(6.43)	(6.18)	3.75	0.95	(1.70)	1.10	3,234	—
UltraShort Dow30SM
Year ended May 31, 2023	46.19	0.72	(2.51)		—	(1.79)	(0.35)	—	—		(0.35)	44.05	(3.89)	(3.85)	1.01	0.95	1.52	1.58	97,336	—
Year ended May 31, 2022(ff)	47.13	(0.39)	(0.55)		—	(0.94)	—	—	—		—	46.19	(2.01)	(1.93)	1.00	0.95	(0.92)	(0.86)	108,998	—
Year ended May 31, 2021(ff)	100.13	(0.58)	(52.42)		—	(53.00)	—	—	—		—	47.13	(52.93)	(53.02)	1.00	0.95	(0.90)	(0.84)	100,430	—
Year ended May 31, 2020(ff)	153.73	1.02	(52.92)		—	(51.90)	(1.50)	—	(0.20	)#	(1.70)	100.13	(33.99)	(33.94)	1.01	0.95	0.75	0.81	210,350	—
Year ended May 31, 2019(ff)	170.27	2.52	(16.81)		—	(14.29)	(2.25)	—	—		(2.25)	153.73	(8.44)	(8.45)	1.01	0.95	1.59	1.64	143,100	—

See accompanying notes to the financial statements.

PROSHARES TRUST FINANCIAL HIGHLIGHTS :: 245

ProShares Trust Financial Highlights FOR THE PERIODS INDICATED

	SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIODS INDICATED
	PER SHARE OPERATING PERFORMANCE														RATIOS/SUPPLEMENTAL DATA
	INVESTMENT OPERATIONS						DISTRIBUTIONS						TOTAL RETURN (c)		RATIOS TO AVERAGE NET ASSETS (f)				SUPPLEMENTAL DATA
	Net asset value, beginning of period	Net investment income (loss) (a)	Net realized and unrealized gains (losses) on investments		Transaction fees (b)	Total from investment operations	Net investment income	Net realized gains	Tax return of capital		Total distributions	Net asset value, end of period	Net asset value (d)	Market value (e)	Expenses before expense reductions	Expenses net of waivers, if any	Net investment income (loss) before expense reductions	Net investment income (loss) net of waivers, if any	Net assets, end of period (000)	Portfolio turnover rate (c)(g)
UltraShort Energy
Year ended May 31, 2023	$16.55	$0.23	$(1.52	)(i)	$—	$(1.29)	$(0.16)	$—	$—		$(0.16)	$15.10	(7.76)%	(7.84)%	1.13%	0.95%	1.40%	1.59%	$20,428	—%
Year ended May 31, 2022(ff)	65.50	(0.29)	(48.66)		—	(48.95)	—	—	—		—	16.55	(74.73)	(74.74)	1.31	0.95	(1.21)	(0.85)	30,676	—
Year ended May 31, 2021(ff)	223.38	(1.23)	(156.65)		—	(157.88)	—	—	—		—	65.50	(70.68)	(70.58)	1.32	0.95	(1.31)	(0.94)	17,254	—
Year ended May 31, 2020(ff)	230.37	0.36	(6.35	)(i)	—	(5.99)	(0.85)	—	(0.15	)#	(1.00)	223.38	(2.59)	(3.03)	1.33	0.95	(0.23)	0.15	16,401	—
Year ended May 31, 2019(ff)	155.14	1.30	74.88		—	76.18	(0.95)	—	—		(0.95)	230.37	49.15	49.61	1.31	0.95	0.37	0.74	19,218	—
UltraShort Financials
Year ended May 31, 2023	18.88	0.31	1.86		—	2.17	(0.08)	—	—		(0.08)	20.97	11.48	11.44	1.32	0.95	1.18	1.56	27,736	—
Year ended May 31, 2022(cc)	19.91	(0.16)	(0.87)		—	(1.03)	—	—	—		—	18.88	(5.18)	(5.27)	1.50	0.95	(1.43)	(0.89)	16,005	—
Year ended May 31, 2021 (u)(cc)	53.76	(0.35)	(33.50)		—	(33.85)	—	—	—		—	19.91	(62.96)	(62.84)	1.21	0.95	(1.20)	(0.94)	12,909	—
Year ended May 31, 2020 (u)(cc)	75.89	0.23	(21.76)		—	(21.53)	(0.56)	—	(0.04	)#	(0.60)	53.76	(28.50)	(28.66)	1.20	0.95	0.11	0.36	42,263	—
Year ended May 31, 2019 (u)(cc)	82.20	0.45	(6.56)		—	(6.11)	(0.20)	—	—		(0.20)	75.89	(7.44)	(7.38)	1.20	0.95	0.32	0.57	27,413	—
UltraShort FTSE China 50
Year ended May 31, 2023	37.47	0.45	1.13		—	1.58	(0.18)	—	—		(0.18)	38.87	4.27	4.62	1.34	0.95	0.81	1.20	23,400	—
Year ended May 31, 2022	30.07	(0.33)	7.73		—	7.40	—	—	—		—	37.47	24.57	24.58	1.38	0.95	(1.31)	(0.89)	24,429	—
Year ended May 31, 2021	54.73	(0.34)	(24.32)		—	(24.66)	—	—	—		—	30.07	(45.04)	(45.15)	1.26	0.95	(1.24)	(0.93)	16,599	—
Year ended May 31, 2020	69.54	0.19	(14.48)		—	(14.29)	(0.50)	—	(0.02	)#	(0.52)	54.73	(20.64)	(20.38)	1.17	0.95	0.08	0.30	41,152	—
Year ended May 31, 2019	61.78	0.63	7.39		—	8.02	(0.26)	—	—		(0.26)	69.54	13.02	12.97	1.20	0.95	0.68	0.93	38,384	—

See accompanying notes to the financial statements.

246 :: FINANCIAL HIGHLIGHTS PROSHARES TRUST

ProShares Trust Financial Highlights FOR THE PERIODS INDICATED

	SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIODS INDICATED
	PER SHARE OPERATING PERFORMANCE													RATIOS/SUPPLEMENTAL DATA
	INVESTMENT OPERATIONS					DISTRIBUTIONS						TOTAL RETURN (c)		RATIOS TO AVERAGE NET ASSETS (f)				SUPPLEMENTAL DATA
	Net asset value, beginning of period	Net investment income (loss) (a)	Net realized and unrealized gains (losses) on investments	Transaction fees (b)	Total from investment operations	Net investment income	Net realized gains	Tax return of capital		Total distributions	Net asset value, end of period	Net asset value (d)	Market value (e)	Expenses before expense reductions	Expenses net of waivers, if any	Net investment income (loss) before expense reductions	Net investment income (loss) net of waivers, if any	Net assets, end of period (000)	Portfolio turnover rate (c)(g)
UltraShort FTSE Europe
Year ended May 31, 2023	$13.11	$0.15	$(2.57)	$—	$(2.42)	$(0.08)	$—	$—		$(0.08)	$10.61	(18.53)%	(18.38)%	1.02%	0.95%	1.07%	1.14%	$74,111	—%
Year ended May 31, 2022	11.93	(0.10)	1.28 (i)	—	1.18	— (h)	—	—	(h)##	— (h)	13.11	9.93	9.91	1.50	0.95	(1.34)	(0.79)	55,881	—
Year ended May 31, 2021	28.23	(0.18)	(16.12)	—	(16.30)	—	—	—		—	11.93	(57.75)	(57.48)	1.48	0.95	(1.46)	(0.93)	7,300	—
Year ended May 31, 2020	34.43	0.06	(6.03)	—	(5.97)	(0.22)	—	(0.01	)#	(0.23)	28.23	(17.37)	(17.90)	1.37	0.95	(0.24)	0.17	22,924	—
Year ended May 31, 2019	31.32	0.27	2.98	—	3.25	(0.14)	—	—		(0.14)	34.43	10.37	10.13	1.31	0.95	0.43	0.79	16,770	—
UltraShort Health Care
Year ended May 31, 2023	13.29	0.25	0.13 (i)	—	0.38	(0.13)	—	—		(0.13)	13.54	2.97	3.03	3.19	0.95	(0.38)	1.86	2,105	—
Year ended May 31, 2022	15.75	(0.12)	(2.34)	—	(2.46)	—	—	—		—	13.29	(15.65)	(15.79)	5.11	0.95	(5.01)	(0.85)	3,394	—
Year ended May 31, 2021(bb)	25.83	(0.20)	(9.88)	—	(10.08)	—	—	—		—	15.75	(39.01)	(38.97)	4.61	0.95	(4.60)	(0.94)	1,267	—
Year ended May 31, 2020(bb)	49.12	0.27	(23.06)	—	(22.79)	(0.46)	—	(0.04	)#	(0.50)	25.83	(46.77)	(46.67)	4.01	0.95	(2.36)	0.70	2,078	—
Year ended May 31, 2019(bb)	57.71	0.62	(8.97)	—	(8.35)	(0.24)	—	—		(0.24)	49.12	(14.46)	(13.10)	4.94	0.95	(2.67)	1.32	2,724	—
UltraShort Industrials
Year ended May 31, 2023	17.10	0.25	(1.27)	—	(1.02)	(0.07)	—	—		(0.07)	16.01	(5.97)	(5.96)	3.32	0.95	(0.81)	1.57	3,844	—
Year ended May 31, 2022	14.47	(0.13)	2.76	—	2.63	—	—	—		—	17.10	18.18	18.34	4.39	0.95	(4.29)	(0.85)	2,824	—
Year ended May 31, 2021 (u)(bb)	38.93	(0.23)	(24.23)	—	(24.46)	—	—	—		—	14.47	(62.83)	(62.72)	5.16	0.95	(5.15)	(0.94)	943	—
Year ended May 31, 2020 (u)(bb)	59.34	0.09	(19.98)	—	(19.89)	(0.52)	—	—		(0.52)	38.93	(33.71)	(34.02)	3.89	0.95	(2.76)	0.18	3,268	—
Year ended May 31, 2019 (u)(bb)	65.48	0.64	(6.33)	—	(5.69)	(0.45)	—	—		(0.45)	59.34	(8.75)	(8.49)	3.38	0.95	(1.41)	1.02	2,386	—

See accompanying notes to the financial statements.

PROSHARES TRUST FINANCIAL HIGHLIGHTS :: 247

ProShares Trust Financial Highlights FOR THE PERIODS INDICATED

	SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIODS INDICATED
	PER SHARE OPERATING PERFORMANCE														RATIOS/SUPPLEMENTAL DATA
	INVESTMENT OPERATIONS						DISTRIBUTIONS						TOTAL RETURN (c)		RATIOS TO AVERAGE NET ASSETS (f)				SUPPLEMENTAL DATA
	Net asset value, beginning of period	Net investment income (loss) (a)	Net realized and unrealized gains (losses) on investments		Transaction fees (b)	Total from investment operations	Net investment income	Net realized gains	Tax return of capital		Total distributions	Net asset value, end of period	Net asset value (d)	Market value (e)	Expenses before expense reductions	Expenses net of waivers, if any	Net investment income (loss) before expense reductions	Net investment income (loss) net of waivers, if any	Net assets, end of period (000)	Portfolio turnover rate (c)(g)
UltraShort Materials
Year ended May 31, 2023	$10.35	$0.16	$0.62	(i)	$—	$0.78	$(0.11)	$—	$—		$(0.11)	$11.02	7.49%	8.23%	2.59%	0.95%	(0.25)%	1.39%	$2,590	—%
Year ended May 31, 2022	12.71	(0.11)	(2.25)		—	(2.36)	—	—	—		—	10.35	(18.55)	(18.45)	4.04	0.95	(3.97)	(0.88)	2,434	—
Year ended May 31, 2021(bb)	40.12	(0.22)	(27.19)		—	(27.41)	—	—	—		—	12.71	(68.32)	(68.30)	3.84	0.95	(3.84)	(0.94)	1,718	—
Year ended May 31, 2020(bb)	65.72	0.08	(25.42)		—	(25.34)	(0.26)	—	—		(0.26)	40.12	(38.64)	(38.75)	2.12	0.95	(1.03)	0.14	4,420	—
Year ended May 31, 2019(bb)	53.00	0.30	12.54		—	12.84	(0.12)	—	—		(0.12)	65.72	24.22	25.02	2.15	0.95	(0.68)	0.51	5,598	—
UltraShort MidCap400
Year ended May 31, 2023	17.73	0.35	(0.74)		—	(0.39)	(0.17)	—	—		(0.17)	17.17	(2.20)	(2.28)	3.47	0.95	(0.49)	2.02	2,807	—
Year ended May 31, 2022	17.67	(0.15)	0.21	(i)	—	0.06	—	—	—		—	17.73	0.30	0.45	4.53	0.95	(4.44)	(0.86)	2,898	—
Year ended May 31, 2021 (u)(bb)	50.69	(0.30)	(32.72)		—	(33.02)	—	—	—		—	17.67	(65.14)	(65.04)	2.78	0.95	(2.77)	(0.94)	2,007	—
Year ended May 31, 2020 (u)(bb)	75.68	0.17	(24.45)		—	(24.28)	(0.65)	—	(0.06	)#	(0.71)	50.69	(32.29)	(32.63)	2.95	0.95	(1.74)	0.26	6,393	—
Year ended May 31, 2019 (u)(bb)	69.55	0.88	5.94		—	6.82	(0.69)	—	—		(0.69)	75.68	9.83	11.13	2.90	0.95	(0.72)	1.23	2,923	—
UltraShort MSCI Brazil Capped
Year ended May 31, 2023	20.49	0.30	(2.85)		—	(2.55)	(0.14)	—	—		(0.14)	17.80	(12.55)	(12.58)	1.43	0.95	0.93	1.41	12,611	—
Year ended May 31, 2022(hh)	27.11	(0.26)	(6.36)		—	(6.62)	—	—	—		—	20.49	(24.45)	(24.28)	1.60	0.95	(1.54)	(0.89)	13,495	—
Year ended May 31, 2021 (bb)(hh)	86.92	(0.44)	(59.37)		—	(59.81)	—	—	—		—	27.11	(68.80)	(68.92)	1.27	0.95	(1.26)	(0.93)	12,435	—
Year ended May 31, 2020 (bb)(hh)	109.20	0.72	(21.80	)(i)	—	(21.08)	(1.12)	—	(0.08	)#	(1.20)	86.92	(19.34)	(19.03)	1.16	0.95	0.52	0.72	37,698	—
Year ended May 31, 2019 (bb)(hh)	215.55	1.67	(107.22)		—	(105.55)	(0.80)	—	—		(0.80)	109.20	(49.00)	(49.02)	1.14	0.95	0.96	1.15	29,616	—
See accompanying notes to the financial statements.

248 :: FINANCIAL HIGHLIGHTS PROSHARES TRUST

ProShares Trust Financial Highlights FOR THE PERIODS INDICATED

	SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIODS INDICATED
	PER SHARE OPERATING PERFORMANCE													RATIOS/SUPPLEMENTAL DATA
	INVESTMENT OPERATIONS					DISTRIBUTIONS						TOTAL RETURN (c)		RATIOS TO AVERAGE NET ASSETS (f)				SUPPLEMENTAL DATA
	Net asset value, beginning of period	Net investment income (loss) (a)	Net realized and unrealized gains (losses) on investments	Transaction fees (b)	Total from investment operations	Net investment income	Net realized gains	Tax return of capital		Total distributions	Net asset value, end of period	Net asset value (d)	Market value (e)	Expenses before expense reductions	Expenses net of waivers, if any	Net investment income (loss) before expense reductions	Net investment income (loss) net of waivers, if any	Net assets, end of period (000)	Portfolio turnover rate (c)(g)
UltraShort MSCI EAFE
Year ended May 31, 2023	$11.82	$0.25	$(1.56)	$—	$(1.31)	$(0.18)	$—	$—		$(0.18)	$10.33	(11.17)%	(11.34)%	2.53%	0.95%	0.45%	2.03%	$2,969	—%
Year ended May 31, 2022	10.26	(0.09)	1.65	—	1.56	—	—	—		—	11.82	15.16	15.41	7.40	0.95	(7.31)	(0.86)	1,624	—
Year ended May 31, 2021	21.84	(0.14)	(11.44)	—	(11.58)	—	—	—		—	10.26	(53.01)	(52.98)	4.29	0.95	(4.28)	(0.94)	1,410	—
Year ended May 31, 2020	25.89	0.03	(3.92)	—	(3.89)	(0.15)	—	(0.01	)#	(0.16)	21.84	(15.05)	(15.10)	3.83	0.95	(2.76)	0.12	3,001	—
Year ended May 31, 2019	23.15	0.18	2.65	—	2.83	(0.09)	—	—		(0.09)	25.89	12.24	12.11	2.87	0.95	(1.23)	0.70	3,557	—
UltraShort MSCI Emerging Markets
Year ended May 31, 2023	20.65	0.31	2.36	—	2.67	(0.15)	—	—		(0.15)	23.17	12.93	12.86	1.55	0.95	0.71	1.32	9,009	—
Year ended May 31, 2022	15.03	(0.15)	5.77	—	5.62	—	—	—		—	20.65	37.43	37.63	2.13	0.95	(2.04)	(0.87)	11,128	—
Year ended May 31, 2021	37.97	(0.20)	(22.74)	—	(22.94)	—	—	—		—	15.03	(60.42)	(60.55)	1.71	0.95	(1.69)	(0.93)	5,467	—
Year ended May 31, 2020	46.57	0.15	(8.37)	—	(8.22)	(0.36)	—	(0.02	)#	(0.38)	37.97	(17.70)	(17.50)	1.31	0.95	(0.01)	0.35	16,662	—
Year ended May 31, 2019	42.20	0.47	4.21	—	4.68	(0.31)	—	—		(0.31)	46.57	11.11	11.05	1.26	0.95	0.70	1.01	19,271	—
UltraShort MSCI Japan
Year ended May 31, 2023	16.83	0.26	(2.04)	—	(1.78)	(0.11)	—	—		(0.11)	14.94	(10.64)	(10.39)	2.17	0.95	0.25	1.47	5,973	—
Year ended May 31, 2022	13.72	(0.12)	3.23	—	3.11	—	—	—		—	16.83	22.67	22.79	2.93	0.95	(2.86)	(0.88)	6,309	—
Year ended May 31, 2021	23.61	(0.17)	(9.72)	—	(9.89)	—	—	—		—	13.72	(41.91)	(41.84)	1.98	0.95	(1.97)	(0.94)	4,800	—
Year ended May 31, 2020	31.53	(0.06)	(7.79)	—	(7.85)	(0.07)	—	—		(0.07)	23.61	(24.89)	(24.92)	1.78	0.95	(1.03)	(0.21)	11,215	—
Year ended May 31, 2019	26.01	0.02	5.51	—	5.53	(0.01)	—	—		(0.01)	31.53	21.26	21.50	2.01	0.95	(1.00)	0.06	7,091	—

See accompanying notes to the financial statements.

PROSHARES TRUST FINANCIAL HIGHLIGHTS :: 249

ProShares Trust Financial Highlights FOR THE PERIODS INDICATED

	SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIODS INDICATED
	PER SHARE OPERATING PERFORMANCE														RATIOS/SUPPLEMENTAL DATA
	INVESTMENT OPERATIONS						DISTRIBUTIONS						TOTAL RETURN (c)		RATIOS TO AVERAGE NET ASSETS (f)				SUPPLEMENTAL DATA
	Net asset value, beginning of period	Net investment income (loss) (a)	Net realized and unrealized gains (losses) on investments		Transaction fees (b)	Total from investment operations	Net investment income	Net realized gains	Tax return of capital		Total distributions	Net asset value, end of period	Net asset value (d)	Market value (e)	Expenses before expense reductions	Expenses net of waivers, if any	Net investment income (loss) before expense reductions	Net investment income (loss) net of waivers, if any	Net assets, end of period (000)	Portfolio turnover rate (c)(g)
UltraShort Nasdaq Biotechnology
Year ended May 31, 2023	$28.45	$0.11	$(7.74)		$—	$(7.63)	$—	$—	$—		$—	$20.82	(26.82)%	(26.82)%	1.97%	0.95%	(0.51)%	0.51%	$5,123	—%
Year ended May 31, 2022	21.67	(0.20)	6.98		—	6.78	—	—	—		—	28.45	31.29	31.59	1.83	0.95	(1.79)	(0.91)	8,424	—
Year ended May 31, 2021(s)	33.82	(0.24)	(11.91)		—	(12.15)	—	—	—		—	21.67	(35.93)	(36.17)	1.55	0.95	(1.53)	(0.93)	9,666	—
Year ended May 31, 2020(s)	82.20	0.58	(47.98)		—	(47.40)	(0.88)	—	(0.10	)#	(0.98)	33.82	(58.25)	(58.11)	1.31	0.95	0.59	0.94	12,556	—
Year ended May 31, 2019(s)	80.47	0.94	1.39		—	2.33	(0.60)	—	—		(0.60)	82.20	2.95	3.15	1.21	0.95	1.03	1.28	26,408	—
UltraShort QQQ
Year ended May 31, 2023	22.42	0.37	(7.61)		—	(7.24)	(0.12)	—	—		(0.12)	15.06	(32.42)	(32.46)	1.01	0.95	1.64	1.71	533,947	—
Year ended May 31, 2022	23.47	(0.17)	(0.88	)(i)	—	(1.05)	—	—	—		—	22.42	(4.49)	(4.48)	1.02	0.95	(0.93)	(0.86)	365,330	—
Year ended May 31, 2021(w)	58.32	(0.26)	(34.59)		—	(34.85)	—	—	—		—	23.47	(59.75)	(59.83)	1.03	0.95	(0.90)	(0.82)	221,703	—
Year ended May 31, 2020(w)	146.74	1.26	(87.51)		—	(86.25)	(1.91)	—	(0.26	)#	(2.17)	58.32	(59.49)	(59.44)	1.04	0.95	1.18	1.27	248,507	—
Year ended May 31, 2019(w)	171.61	2.98	(25.10)		—	(22.12)	(2.75)	—	—		(2.75)	146.74	(13.01)	(12.94)	1.03	0.95	1.88	1.95	355,626	—
UltraShort Real Estate
Year ended May 31, 2023	15.12	0.34	3.60		—	3.94	(0.16)	—	—		(0.16)	18.90	26.06	26.40	1.07	0.95	1.80	1.92	66,099	—
Year ended May 31, 2022	17.33	(0.12)	(2.09	)(i)	—	(2.21)	—	—	—		—	15.12	(12.78)	(12.77)	1.41	0.95	(1.31)	(0.86)	27,920	—
Year ended May 31, 2021(bb)	34.76	(0.24)	(17.19)		—	(17.43)	—	—	—		—	17.33	(50.14)	(50.29)	1.20	0.95	(1.19)	(0.94)	16,427	—
Year ended May 31, 2020(bb)	45.29	0.17	(10.12)		—	(9.95)	(0.54)	—	(0.04	)#	(0.58)	34.76	(22.18)	(22.10)	1.31	0.95	0.06	0.42	54,669	—
Year ended May 31, 2019(bb)	60.82	0.66	(15.75)		—	(15.09)	(0.44)	—	—		(0.44)	45.29	(24.94)	(24.88)	1.32	0.95	0.88	1.25	21,421	—

See accompanying notes to the financial statements.

250 :: FINANCIAL HIGHLIGHTS PROSHARES TRUST

ProShares Trust Financial Highlights FOR THE PERIODS INDICATED

	SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIODS INDICATED
	PER SHARE OPERATING PERFORMANCE														RATIOS/SUPPLEMENTAL DATA
	INVESTMENT OPERATIONS						DISTRIBUTIONS						TOTAL RETURN (c)		RATIOS TO AVERAGE NET ASSETS (f)				SUPPLEMENTAL DATA
	Net asset value, beginning of period	Net investment income (loss) (a)	Net realized and unrealized gains (losses) on investments		Transaction fees (b)	Total from investment operations	Net investment income	Net realized gains	Tax return of capital		Total distributions	Net asset value, end of period	Net asset value (d)	Market value (e)	Expenses before expense reductions	Expenses net of waivers, if any	Net investment income (loss) before expense reductions	Net investment income (loss) net of waivers, if any	Net assets, end of period (000)	Portfolio turnover rate (c)(g)
UltraShort Russell2000
Year ended May 31, 2023	$16.73	$0.25	$(0.44	)(i)	$—	$(0.19)	$(0.10)	$—	$—		$(0.10)	$16.44	(1.16)%	(1.15)%	1.06%	0.95%	1.44%	1.55%	$123,546	—%
Year ended May 31, 2022	13.88	(0.12)	2.97		—	2.85	—	—	—		—	16.73	20.54	20.61	1.07	0.95	(0.98)	(0.86)	115,702	—
Year ended May 31, 2021(w)	46.41	(0.20)	(32.33)		—	(32.53)	—	—	—		—	13.88	(70.09)	(70.11)	1.09	0.95	(0.98)	(0.85)	73,770	—
Year ended May 31, 2020(w)	67.88	0.31	(21.10)		—	(20.79)	(0.60)	—	(0.08	)#	(0.68)	46.41	(30.85)	(30.72)	1.09	0.95	0.38	0.52	132,947	—
Year ended May 31, 2019(w)	59.72	0.71	8.10		—	8.81	(0.65)	—	—		(0.65)	67.88	14.83	14.83	1.08	0.95	1.03	1.16	98,592	—
UltraShort S&P500®
Year ended May 31, 2023	43.25	0.91	(4.78)		—	(3.87)	(0.43)	—	—		(0.43)	38.95	(9.07)	(9.08)	0.90	0.90	2.07	2.07	1,114,138	—
Year ended May 31, 2022(ff)	47.49	(0.33)	(3.91)		—	(4.24)	—	—	—		—	43.25	(8.93)	(9.07)	0.90	0.90	(0.80)	(0.80)	899,859	—
Year ended May 31, 2021(ff)	102.86	(0.53)	(54.84)		—	(55.37)	—	—	—		—	47.49	(53.83)	(53.86)	0.90	0.90	(0.75)	(0.75)	582,648	—
Year ended May 31, 2020(ff)	176.27	1.13	(72.44)		—	(71.31)	(1.80)	—	(0.30	)#	(2.10)	102.86	(40.80)	(40.72)	0.91	0.91	0.83	0.83	1,480,039	—
Year ended May 31, 2019(ff)	193.67	2.94	(17.54)		—	(14.60)	(2.80)	—	—		(2.80)	176.27	(7.60)	(7.60)	0.89	0.89	1.65	1.65	1,131,491	—
UltraShort Semiconductors
Year ended May 31, 2023	22.46	0.46	(13.72)		—	(13.26)	(0.19)	—	—		(0.19)	9.01	(59.46)	(59.34)	1.74	0.95	1.52	2.31	7,201	—
Year ended May 31, 2022	36.65	(0.20)	(13.99)		—	(14.19)	—	—	—		—	22.46	(38.73)	(38.85)	2.95	0.95	(2.84)	(0.84)	6,726	—
Year ended May 31, 2021 (s)(aa)	128.03	(0.62)	(90.76)		—	(91.38)	—	—	—		—	36.65	(71.37)	(71.48)	2.52	0.95	(2.51)	(0.94)	2,734	—
Year ended May 31, 2020 (s)(aa)	520.18	1.17	(390.11)		—	(388.94)	(3.01)	—	(0.20	)#	(3.21)	128.03	(75.16)	(75.02)	1.85	0.95	(0.45)	0.45	7,554	—
Year ended May 31, 2019 (l)(s)(aa)	477.08	5.91	42.55	(i)	—	48.46	(5.36)	—	—		(5.36)	520.18	10.15	9.44	2.47	0.95	(0.33)	1.19	7,119	—

See accompanying notes to the financial statements.

PROSHARES TRUST FINANCIAL HIGHLIGHTS :: 251

ProShares Trust Financial Highlights FOR THE PERIODS INDICATED

	SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIODS INDICATED
	PER SHARE OPERATING PERFORMANCE														RATIOS/SUPPLEMENTAL DATA
	INVESTMENT OPERATIONS						DISTRIBUTIONS						TOTAL RETURN (c)		RATIOS TO AVERAGE NET ASSETS (f)				SUPPLEMENTAL DATA
	Net asset value, beginning of period	Net investment income (loss) (a)	Net realized and unrealized gains (losses) on investments		Transaction fees (b)	Total from investment operations	Net investment income	Net realized gains	Tax return of capital		Total distributions	Net asset value, end of period	Net asset value (d)	Market value (e)	Expenses before expense reductions	Expenses net of waivers, if any	Net investment income (loss) before expense reductions	Net investment income (loss) net of waivers, if any	Net assets, end of period (000)	Portfolio turnover rate (c)(g)
UltraShort SmallCap600
Year ended May 31, 2023	$25.22	$0.43	$1.18		$—	$1.61	$(0.22)	$—	$—		$(0.22)	$26.61	6.40%	5.96%	2.53%	0.95%	0.09%	1.67%	$3,831	—%
Year ended May 31, 2022	24.53	(0.21)	0.90		—	0.69	—	—	—		—	25.22	2.81	2.77	3.20	0.95	(3.10)	(0.86)	4,640	—
Year ended May 31, 2021 (u)(aa)	92.30	(0.49)	(67.28)		—	(67.77)	—	—	—		—	24.53	(73.42)	(73.28)	2.41	0.95	(2.40)	(0.94)	2,064	—
Year ended May 31, 2020 (u)(aa)	123.90	(0.13)	(30.72)		—	(30.85)	(0.75)	—	—		(0.75)	92.30	(24.97)	(25.26)	2.65	0.95	(1.82)	(0.11)	9,499	—
Year ended May 31, 2019 (u)(aa)	105.26	1.33	18.37		—	19.70	(1.06)	—	—		(1.06)	123.90	18.83	17.33	3.39	0.95	(1.22)	1.22	3,459	—
UltraShort Technology
Year ended May 31, 2023	19.12	0.27	(7.75)		—	(7.48)	(0.14)	—	—		(0.14)	11.50	(39.35)	(39.31)	1.62	0.95	0.76	1.43	5,244	—
Year ended May 31, 2022(cc)	22.23	(0.15)	(2.96	)(i)	—	(3.11)	—	—	—		—	19.12	(14.02)	(14.14)	2.26	0.95	(2.17)	(0.86)	7,763	—
Year ended May 31, 2021 (s)(cc)	59.62	(0.29)	(37.10)		—	(37.39)	—	—	—		—	22.23	(62.71)	(62.60)	2.18	0.95	(2.17)	(0.94)	4,866	—
Year ended May 31, 2020 (s)(cc)	170.28	0.53	(109.86)		—	(109.33)	(1.25)	—	(0.08	)#	(1.33)	59.62	(64.62)	(64.72)	2.40	0.95	(0.95)	0.50	4,856	—
Year ended May 31, 2019 (l)(s)(cc)	203.06	2.42	(33.45)		—	(31.03)	(1.75)	—	—		(1.75)	170.28	(15.34)	(15.28)	2.68	0.95	(0.43)	1.30	5,354	—
UltraShort Utilities
Year ended May 31, 2023	10.98	0.20	1.52		—	1.72	(0.12)	—	—		(0.12)	12.58	15.73	15.68	3.37	0.95	(0.69)	1.72	1,179	—
Year ended May 31, 2022	16.33	(0.12)	(5.23)		—	(5.35)	—	—	—		—	10.98	(32.77)	(32.52)	4.68	0.95	(4.60)	(0.87)	2,402	—
Year ended May 31, 2021(u)	23.04	(0.18)	(6.53)		—	(6.71)	—	—	—		—	16.33	(29.11)	(29.19)	4.17	0.95	(4.16)	(0.95)	2,347	—
Year ended May 31, 2020(u)	37.28	0.10	(14.11)		—	(14.01)	(0.21)	—	(0.02	)#	(0.23)	23.04	(37.75)	(37.77)	2.66	0.95	(1.39)	0.33	1,872	—
Year ended May 31, 2019(u)	51.64	0.21	(14.50)		—	(14.29)	(0.07)	—	—		(0.07)	37.28	(27.69)	(27.75)	2.41	0.95	(0.98)	0.49	4,427	—

See accompanying notes to the financial statements.

252 :: FINANCIAL HIGHLIGHTS PROSHARES TRUST

ProShares Trust Notes to Financial Highlights:

(a)  Per share net investment income (loss) has been calculated using the average daily shares method.

(b)  Includes transaction fees associated with the issuance and redemption of Creation Units.

(c)  Not annualized for periods less than one year.

(d)  Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, if any, and redemption on the last day of the period at net asset value. This percentage is not an indication of the performance of a shareholder's investment in the Fund based on market value due to differences between the market price of the shares and the net asset value per share of the Fund.

(e)  Market value total return is calculated assuming an initial investment made at the market value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, if any, and redemption on the last day of the period at market value. Market value is determined by the composite closing price. Composite closing security price is defined as the last reported sale price from any primary listing market (e.g., NYSE and NASDAQ) or participating regional exchanges or markets. The composite closing price is the last reported sale price from any of the eligible sources, regardless of volume and not an average price and may have occurred on a date prior to the close of the reporting period. Market value may be greater or less than net asset value, depending on the Fund's closing price on the listing market.

(f)  Annualized for periods less than one year.

(g)  Portfolio turnover rate is calculated without regard to instruments having a maturity of less than one year from acquisition or derivative instruments (including swap agreements and futures contracts). The portfolio turnover rate can be high and volatile due to the sales and purchases of fund shares during the period. In-Kind transactions are not included in the portfolio turnover calculations.

(h)  Per share amount is less than $0.005.

(i)  The amount shown for a share outstanding throughout the period is not in accordance with the aggregate net realized and unrealized gain (loss) for that period because of the timing of sales and repurchases of the Fund shares in relation to fluctuating market value of the investments in the Fund.

(j)  Less than 0.005%.

(k)  Per share amounts have been restated on a retroactive basis to reflect a 1:4 reverse stock split effective May 24, 2019.

(l)  Per share amounts have been restated on a retroactive basis to reflect a 1:2 reverse stock split effective May 24, 2019.

(m)  Per share amounts have been restated on a retroactive basis to reflect a 1:10 reverse stock split effective April 21, 2020.

(n)  Per share amounts have been restated on a retroactive basis to reflect a 1:4 reverse stock split effective April 21, 2020.

(o)  Per share amounts have been restated on a retroactive basis to reflect a 2:1 stock split effective August 18, 2020.

(p)  Per share amounts have been restated on a retroactive basis to reflect a 4:1 stock split effective August 18, 2020.

(q)  Per share amounts have been restated on a retroactive basis to reflect a 1:5 reverse stock split effective August 18, 2020.

(r)  Per share amounts have been restated on a retroactive basis to reflect a 1:2 reverse stock split effective August 18, 2020.

(s)  Per share amounts have been restated on a retroactive basis to reflect a 1:4 reverse stock split effective August 18, 2020.

(t)  Per share amounts have been restated on a retroactive basis to reflect a 2:1 stock split effective January 21, 2021.

(u)  Per share amounts have been restated on a retroactive basis to reflect a 1:2 reverse stock split effective January 21, 2021.

(v)  Per share amounts have been restated on a retroactive basis to reflect a 1:5 reverse stock split effective January 21, 2021.

(w)  Per share amounts have been restated on a retroactive basis to reflect a 1:4 reverse stock split effective January 21, 2021.

(x)  Per share amounts have been restated on a retroactive basis to reflect a 4:1 stock split effective May 25, 2021.

(y)  Per share amounts have been restated on a retroactive basis to reflect a 2:1 stock split effective May 25, 2021.

(z)  Per share amounts have been restated on a retroactive basis to reflect a 5:1 stock split effective May 25, 2021.

(aa)  Per share amounts have been restated on a retroactive basis to reflect a 1:4 reverse stock split effective May 25, 2021.

(bb)  Per share amounts have been restated on a retroactive basis to reflect a 1:2 reverse stock split effective May 25, 2021.

(cc)  Per share amounts have been restated on a retroactive basis to reflect a 1:2 reverse stock split effective January 13, 2022.

(dd)  Per share amounts have been restated on a retroactive basis to reflect a 4:1 stock split effective January 13, 2022.

(ee)  Per share amounts have been restated on a retroactive basis to reflect a 2:1 stock split effective January 13, 2022.

(ff)  Per share amounts have been restated on a retroactive basis to reflect a 1:5 reverse stock split effective January 13, 2022.

(gg)  Per share amounts have been restated on a retroactive basis to reflect a 4:1 stock split effective May 27, 2022.

(hh)  Per share amounts have been restated on a retroactive basis to reflect a 1:2 reverse stock split effective May 27, 2022.

#  Amount has been reclassified based on the tax character of the distributions for the tax year ended October 31, 2020.

##  Amount has been reclassified based on the tax character of distributions for the tax year ended October 31, 2022.

See accompanying notes to the financial statements.

PROSHARES TRUST FINANCIAL HIGHLIGHTS :: 253

NOTES TO FINANCIAL STATEMENTS

254 :: MAY 31, 2023 :: NOTES TO FINANCIAL STATEMENTS PROSHARES TRUST

1. Organization

ProShares Trust (the "Trust") is registered as an open-end management investment company under the Investment Company Act of 1940 ("1940 Act"). The Trust was formed as a Delaware statutory trust on May 29, 2002, has authorized capital of an unlimited number of shares at no par value and is comprised of 121 operational funds. These accompanying Notes to Financial Statements relate to the portfolios of the Trust included in this report (collectively, the "Funds" and individually, a "Fund"). Each Fund qualifies as an investment company as defined in the Financial Accounting Standards Codification Topic 946 — Financial Services — Investment Companies. Each Fund is a "non-diversified" series of the Trust pursuant to the 1940 Act.

Effective March 17, 2023, the following Funds underwent name changes: ProShares Ultra Basic Materials is now known as ProShares Ultra Materials, ProShares Ultra Consumer Goods is now known as ProShares Ultra Consumer Staples, ProShares Ultra Consumer Services is now known as ProShares Ultra Consumer Discretionary, ProShares Ultra Oil & Gas is now known as ProShares Ultra Energy, ProShares Ultra Telecommunications is now known as ProShares Ultra Communication Services, ProShares UltraShort Basic Materials is now known as ProShares UltraShort Materials, ProShares UltraShort Consumer Goods is now known as ProShares UltraShort Consumer Staples, ProShares UltraShort Consumer Services is now known as ProShares UltraShort Consumer Discretionary and ProShares UltraShort Oil & Gas is now known as ProShares UltraShort Energy.

2. Significant Accounting Policies

The net asset value per share ("NAV") of each Fund is generally determined as of the close of the regular trading session of the exchange on which it is listed (is typically calculated as of 4:00 p.m. Eastern Time) on each business day.

The following is a summary of significant accounting policies followed by each Fund in preparation of its financial statements. These policies are in conformity with U.S. generally accepted accounting principles ("GAAP"). The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts. The actual results could differ from those estimates.

Investment Valuation

The Funds record their investments at fair value. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The securities in the portfolio of a Fund that are listed or traded on a stock exchange or the NASDAQ Stock Market, except as otherwise noted, are generally valued at the closing price, if available, or the last sale price on the exchange or system where the security is principally traded, generally using information provided by a third party pricing service, or market quotations. These valuations are typically categorized as Level 1 in the fair value hierarchy described below. If there have been no sales for that day on the exchange or system where the security is principally traded, then fair value may be determined with reference to the mean of the latest bid and asked quotes, if applicable, on the exchange or system. If there have been no sales or quotes of the security for that day on the exchange or system, the security will be valued in accordance with procedures approved by the Trust's Board of Trustees (the "Board").

Exchange traded funds are generally valued at the closing price, if available, or at the last sale price as described above, and are typically categorized as Level 1 in the fair value hierarchy.

Securities regularly traded in the over-the-counter ("OTC") markets, including securities listed on an exchange but that are primarily traded OTC, other than those traded on the Nasdaq Stock Market, are valued on the basis of the mean between the bid and asked quotes furnished by primary market makers for those instruments. U.S. Treasury securities are valued according to prices as furnished by an independent pricing service, generally at the mean of the bid and asked quotes. In each of these situations, valuations are typically categorized as Level 2 in the fair value hierarchy.

Exchange traded equity and bond futures contracts are generally valued at the official futures settlement price. These valuations are typically categorized as Level 1 in the fair value hierarchy. If there was no sale on that day, fair valuation procedures as described below may be applied. Non-exchange traded derivatives (e.g. non-exchange traded swap agreements) are generally valued using independent sources and/or agreement with counterparties or other procedures approved by the Board and are typically categorized as Level 2 in the fair value hierarchy.

When ProShare Advisors LLC (the "Advisor") determines that the price of a security is not readily available or deemed unreliable (e.g., an approved pricing service does not provide a price, a furnished price is in error, certain prices become stale, or an event occurs that materially affects the furnished price), the Advisor may, in good faith, establish a fair value for that security in accordance with procedures established by and under the general supervision and responsibility of the Board. Fair value pricing may require subjective determinations about the value of a security. While the Trust's policy is intended to result in a calculation of a Fund's NAV that fairly reflects security values as of the time of pricing, the Trust cannot ensure that fair values determined by the Advisor or persons acting at their direction would accurately reflect the price that a Fund could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by a Fund may differ from the value that would be realized if the securities were sold and the differences could be material to the financial statements. Depending on the source and relevant significance of valuation inputs, these instruments may be classified as Level 2 or Level 3 in the fair value hierarchy.

The Funds disclose the fair value of their investments in a hierarchy that distinguishes between: (1) market participant assumptions which are developed based on market data obtained from sources independent of the Funds (observable inputs) and (2) the Funds' own assumptions about market participant assumptions which are developed based on the best information available under the circumstances (unobservable inputs). The three levels defined by the hierarchy are as follows:

•  Level 1 — Quoted prices in active markets for identical assets.

•  Level 2 — Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

•  Level 3 — Significant unobservable inputs (including assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For example, short-term debt securities maturing in sixty days or less may be valued at amortized cost. Generally, amortized cost approximates the current fair value of a security, but since the valuation

PROSHARES TRUST NOTES TO FINANCIAL STATEMENTS :: MAY 31, 2023 :: 255

is not obtained from a quoted price in an active market, such securities are typically reflected as Level 2. Fair value measurements may also require additional disclosure when the volume and level of activity for the asset or liability have significantly decreased, as well as when circumstances indicate that a transaction is not orderly.

The following is a summary of the valuations as of May 31, 2023, for each Fund based upon the three levels defined above:

Please refer to the Schedules of Portfolio Investments to view equity and debt securities segregated by industry type.

	LEVEL 1 - Quoted Prices			LEVEL 2 - Other Significant Observable Inputs					Total
	Common Stocks/ Shares of Beneficial Interest	Securities Lending Reinvestments	Futures Contracts*	Common Stocks/ Shares of Beneficial Interest	Rights/ Warrants	U.S. Treasury Obligations	Repurchase Agreements	Swap Agreements*	Investment Securities, including Repurchase Agreements	Other Financial Instruments, including Futures Contracts and Swap Agreements*
Short 7-10 Year Treasury	—	—	$(7,888)	—	—	—	$28,325,332	$(3,743,849)	$28,325,332	$(3,751,737)
Short 20+ Year Treasury	—	—	(46,317)	—	—	$98,517,459	98,711,566	(18,143,174)	197,229,025	(18,189,491)
Short Dow30SM	—	—	28,065	—	—	147,084,092	112,709,613	(2,721,781)	259,793,705	(2,693,716)
Short Financials	—	—	—	—	—	—	40,282,526	(983,948)	40,282,526	(983,948)
Short FTSE China 50	—	—	—	—	—	—	5,768,299	729,150	5,768,299	729,150
Short High Yield	—	—	—	—	—	98,415,979	119,356,847	(1,009,699)	217,772,826	(1,009,699)
Short MidCap400	—	—	5,469	—	—	—	14,439,615	512,799	14,439,615	518,268
Short MSCI EAFE	—	—	—	—	—	—	60,243,051	(677,663)	60,243,051	(677,663)
Short MSCI Emerging Markets	—	—	—	—	—	—	32,834,027	(215,250)	32,834,027	(215,250)
Short QQQ	—	—	(3,595,375)	—	—	1,143,005,377	219,345,877	(266,440,212)	1,362,351,254	(270,035,587)
Short Real Estate	—	—	—	—	—	—	50,483,264	73,490	50,483,264	73,490
Short Russell2000	—	—	870,124	—	—	344,165,876	95,166,391	7,606,962	439,332,267	8,477,086
Short S&P500®	—	—	(6,121,250)	—	—	1,994,095,036	543,283,752	(123,955,970)	2,537,378,788	(130,077,220)
Short SmallCap600	—	—	—	—	—	—	26,903,706	1,013,882	26,903,706	1,013,882
Ultra 7-10 Year Treasury	—	—	2,215	—	—	—	9,370,113	(3,595,074)	9,370,113	(3,592,859)
Ultra 20+ Year Treasury	—	—	34,913	—	—	—	54,484,723	(1,050,276)	54,484,723	(1,015,363)
Ultra Communication Services	$546,317	—	—	—	—	—	104,156	101,619	650,473	101,619
Ultra Consumer Discretionary	10,098,436	—	—	—	—	—	918,794	939,260	11,017,230	939,260
Ultra Consumer Staples	6,699,718	—	—	—	—	—	524,615	(94,145)	7,224,333	(94,145)
Ultra Dow30SM	269,351,290	—	395,949	—	—	—	42,182,812	(18,533,038)	311,534,102	(18,137,089)
Ultra Energy	86,523,412	—	—	—	—	—	4,905,768	1,698,429	91,429,180	1,698,429
Ultra Financials	349,462,525	—	—	—	—	—	57,103,847	9,966,647	406,566,372	9,966,647
Ultra FTSE China 50	—	—	—	—	—	—	6,519,216	(2,173,567)	6,519,216	(2,173,567)
Ultra FTSE Europe	—	—	—	—	—	—	2,177,685	276,157	2,177,685	276,157
Ultra Health Care	60,258,709	—	—	—	—	—	12,846,917	836,204	73,105,626	836,204
Ultra High Yield	—	—	—	—	—	—	3,784,855	(826,408)	3,784,855	(826,408)
Ultra Industrials	13,232,032	—	—	—	—	—	634,805	(140,645)	13,866,837	(140,645)
Ultra Materials	28,339,069	—	—	—	—	—	3,434,947	(750,980)	31,774,016	(750,980)
Ultra MidCap400	101,023,568	$784,813	(19,687)	—	—	—	7,897,882	(8,577,018)	109,706,263	(8,596,705)
Ultra MSCI Brazil Capped	—	—	—	—	—	—	2,494,871	315,257	2,494,871	315,257

256 :: MAY 31, 2023 :: NOTES TO FINANCIAL STATEMENTS PROSHARES TRUST

	LEVEL 1 - Quoted Prices			LEVEL 2 - Other Significant Observable Inputs					Total
	Common Stocks/ Shares of Beneficial Interest	Securities Lending Reinvestments	Futures Contracts*	Common Stocks/ Shares of Beneficial Interest	Rights/ Warrants	U.S. Treasury Obligations	Repurchase Agreements	Swap Agreements*	Investment Securities, including Repurchase Agreements	Other Financial Instruments, including Futures Contracts and Swap Agreements*
Ultra MSCI EAFE	—	—	—	—	—	—	$8,338,199	$576,292	$8,338,199	$576,292
Ultra MSCI Emerging Markets	—	—	—	—	—	—	13,236,587	173,515	13,236,587	173,515
Ultra MSCI Japan	$2,744,475	—	—	—	—	—	4,791,613	63,454	7,536,088	63,454
Ultra Nasdaq Biotechnology	70,273,106	$712,616	—	—	$11,641	—	9,352,856	(1,123,751)	80,350,219	(1,123,751)
Ultra Nasdaq Cloud Computing	1,047,575	28,003	—	—	—	—	376,255	(127,173)	1,451,833	(127,173)
Ultra Nasdaq Cybersecurity	—	—	—	—	—	—	951,353	(398,642)	951,353	(398,642)
Ultra QQQ	3,621,078,095	14,170,582	$12,661,780	—	—	$370,693,266	57,558,383	449,949,383	4,063,500,326	462,611,163
Ultra Real Estate	44,457,961	—	—	—	—	—	4,558,693	(1,042,334)	49,016,654	(1,042,334)
Ultra Russell2000	104,509,097	1,507,079	(1,869)	$429	1,222	—	14,648,006	(10,112,536)	120,665,833	(10,114,405)
Ultra S&P500®	2,925,059,716	386,077	8,655,175	—	—	343,856,294	145,053,086	19,918,684	3,414,355,173	28,573,859
Ultra Semiconductors	181,613,294	226,672	—	—	—	—	13,267,383	50,685,047	195,107,349	50,685,047
Ultra SmallCap600	23,759,755	206,403	—	—	—	—	2,346,152	(2,418,556)	26,312,310	(2,418,556)
Ultra Technology	400,284,028	—	—	—	—	—	20,876,272	77,107,960	421,160,300	77,107,960
Ultra Utilities	6,782,722	—	—	—	—	—	1,010,428	(695,542)	7,793,150	(695,542)
UltraPro Dow30SM	516,047,580	—	622,205	—	—	—	71,848,022	(43,462,201)	587,895,602	(42,839,996)
UltraPro MidCap400	19,684,786	131,504	(5,883)	—	—	—	906,789	(2,724,473)	20,723,079	(2,730,356)
UltraPro QQQ	6,579,651,554	26,312,016	19,828,903	—	—	5,837,156,705	52,632,228	2,845,211,263	12,495,752,503	2,865,040,166
UltraPro Russell2000	166,837,779	1,951,883	24,024	630	537	—	27,505,698	(38,276,926)	196,296,527	(38,252,902)
UltraPro S&P500®	2,047,954,589	294,004	3,383,865	—	—	99,103,791	92,144,841	(2,048,806)	2,239,497,225	1,335,059
UltraPro Short 20+ Year Treasury	—	—	(40,923)	—	—	200,118,239	237,431,045	(57,115,060)	437,549,284	(57,155,983)
UltraPro Short Dow30SM	—	—	918,333	—	—	527,076,080	92,785,185	28,743,083	619,861,265	29,661,416
UltraPro Short MidCap400	—	—	3,646	—	—	—	5,539,537	44,505	5,539,537	48,151
UltraPro Short QQQ	—	—	(13,781,440)	—	—	6,895,101,523	626,472,725	(2,942,673,855)	7,521,574,248	(2,956,455,295)
UltraPro Short Russell2000	—	—	304,847	—	—	24,656,819	153,141,055	(4,654,634)	177,797,874	(4,349,787)
UltraPro Short S&P500®	—	—	(1,246,967)	—	—	1,281,028,198	269,287,640	(214,092,093)	1,550,315,838	(215,339,060)
UltraShort 7-10 Year Treasury	—	—	(5,634)	—	—	—	24,232,045	5,885,354	24,232,045	5,879,720
UltraShort 20+ Year Treasury	—	—	(185,155)	—	—	487,200,530	123,664,001	(90,509,216)	610,864,531	(90,694,371)
UltraShort Consumer Discretionary	—	—	—	—	—	—	2,242,964	(374,035)	2,242,964	(374,035)
UltraShort Consumer Staples	—	—	—	—	—	—	1,690,290	(133,811)	1,690,290	(133,811)
UltraShort Dow30SM	—	—	79,197	—	—	24,583,913	54,869,140	(1,857,684)	79,453,053	(1,778,487)
UltraShort Energy	—	—	—	—	—	—	13,198,599	(576,498)	13,198,599	(576,498)
PROSHARES TRUST NOTES TO FINANCIAL STATEMENTS :: MAY 31, 2023 :: 257

	LEVEL 1 - Quoted Prices			LEVEL 2 - Other Significant Observable Inputs					Total
	Common Stocks/ Shares of Beneficial Interest	Securities Lending Reinvestments	Futures Contracts*	Common Stocks/ Shares of Beneficial Interest	Rights/ Warrants	U.S. Treasury Obligations	Repurchase Agreements	Swap Agreements*	Investment Securities, including Repurchase Agreements	Other Financial Instruments, including Futures Contracts and Swap Agreements*
UltraShort Financials	—	—	—	—	—	—	$23,317,992	$(1,341,852)	$23,317,992	$(1,341,852)
UltraShort FTSE China 50	—	—	—	—	—	—	12,319,767	4,036,931	12,319,767	4,036,931
UltraShort FTSE Europe	—	—	—	—	—	—	46,320,510	(7,536,214)	46,320,510	(7,536,214)
UltraShort Health Care	—	—	—	—	—	—	1,534,895	(145,058)	1,534,895	(145,058)
UltraShort Industrials	—	—	—	—	—	—	3,682,479	9,816	3,682,479	9,816
UltraShort Materials	—	—	—	—	—	—	2,075,335	42,373	2,075,335	42,373
UltraShort MidCap400	—	—	$1,823	—	—	—	2,138,720	114,952	2,138,720	116,775
UltraShort MSCI Brazil Capped	—	—	—	—	—	—	8,907,309	(1,513,799)	8,907,309	(1,513,799)
UltraShort MSCI EAFE	—	—	—	—	—	—	2,218,473	(542,044)	2,218,473	(542,044)
UltraShort MSCI Emerging Markets	—	—	—	—	—	—	7,189,997	418,284	7,189,997	418,284
UltraShort MSCI Japan	—	—	—	—	—	—	4,350,426	(816,009)	4,350,426	(816,009)
UltraShort Nasdaq Biotechnology	—	—	—	—	—	—	3,015,533	134,216	3,015,533	134,216
UltraShort QQQ	—	—	(2,158,520)	—	—	$497,456,345	108,460,888	(187,406,008)	605,917,233	(189,564,528)
UltraShort Real Estate	—	—	—	—	—	—	59,238,768	(380,554)	59,238,768	(380,554)
UltraShort Russell2000	—	—	103,128	—	—	49,101,376	62,309,744	(10,153,471)	111,411,120	(10,050,343)
UltraShort S&P500®	—	—	(1,584,810)	—	—	1,060,209,035	160,537,867	(124,230,554)	1,220,746,902	(125,815,364)
UltraShort Semiconductors	—	—	—	—	—	—	7,116,431	(8,782,780)	7,116,431	(8,782,780)
UltraShort SmallCap600	—	—	—	—	—	—	2,433,717	384,827	2,433,717	384,827
UltraShort Technology	—	—	—	—	—	—	5,326,729	(1,671,472)	5,326,729	(1,671,472)
UltraShort Utilities	—	—	—	—	—	—	928,648	20,710	928,648	20,710

*  These investments are recorded in the financial statements at the unrealized gain or loss on the investment.

Foreign Currency Translation

Each Fund's accounting records are maintained in U.S. dollars. Assets and liabilities denominated in foreign currencies and commitments under forward foreign currency exchange contracts are translated into U.S. dollars as of the close of London world markets. The Funds do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Repurchase Agreements

Each of the Funds may enter into repurchase agreements. Repurchase agreements are primarily used by the Funds as short-term investments for cash positions. Under a repurchase agreement, a Fund purchases one or more debt securities and simultaneously agrees to sell those securities back to the seller at a mutually agreed-upon future price and date, normally one day or a few days later. The resale price is greater than the purchase price, reflecting an agreed-upon market interest rate during the purchaser's holding period. While the maturities of the underlying securities in repurchase transactions may be more than one year, the term of each repurchase agreement will always be less than one

258 :: MAY 31, 2023 :: NOTES TO FINANCIAL STATEMENTS PROSHARES TRUST

year. The Funds follow certain procedures designed to minimize the risks inherent in such agreements. These procedures include affecting repurchase transactions generally with major global financial institutions whose creditworthiness is monitored by the Advisor. In addition, the value of the collateral underlying the repurchase agreement is required to be at least equal to the repurchase price, including any accrued interest income earned on the repurchase agreement. The Funds may invest in repurchase agreements through joint account arrangements; in such cases, each Fund holds a pro rata share of the collateral and interest income based upon the dollar amount of the repurchase agreements entered into by each Fund. The collateral underlying the repurchase agreement is held by the Fund's custodian. A repurchase agreement is subject to the risk that the counterparty to the repurchase agreement that sells the securities may default on its obligation to repurchase them. In this circumstance, a Fund may lose money because it may not be able to sell the securities at the agreed upon time and price, the securities may lose value before they can be sold, the selling institution may declare bankruptcy or the Fund may have difficulty exercising rights to the collateral. During periods of high demand for repurchase agreements, the Funds may be unable to invest available cash in these instruments to the extent desired by the Advisor.

On May 31, 2023, the Funds had interest in joint repurchase agreements with the following counterparties, for the time periods and rates indicated. Amounts shown in the table below represent Principal Amount, Cost and Value for each respective repurchase agreement.

Fund Name	Bank of America Securities, Inc., 5.05%, dated 05/31/2023 due 06/01/2023 (a)	Barclays Capital, Inc., 5.02%, dated 05/31/2023 due 06/01/2023 (b)	BNP Paribas Securities Corp., 4.95%, dated 05/31/2023 due 06/01/2023 (c)	BNP Paribas Securities Corp., 5.05%, dated 05/31/2023 due 06/01/2023 (d)	ING Financial Markets LLC, 5.05%, dated 05/31/2023 due 06/01/2023 (e)	Total
Short 7-10 Year Treasury	$3,407,792	$1,868,465	$2,571,335	$13,631,173	$6,846,567	$28,325,332
Short 20+ Year Treasury	11,875,893	6,511,453	8,960,901	47,503,571	23,859,748	98,711,566
Short Dow30SM	13,559,984	7,434,827	10,231,624	54,239,937	27,243,241	112,709,613
Short Financials	4,846,352	2,657,214	3,656,793	19,385,406	9,736,761	40,282,526
Short FTSE China 50	693,979	380,503	523,638	2,775,913	1,394,266	5,768,299
Short High Yield	14,359,705	7,873,308	10,835,051	57,438,827	28,849,956	119,356,847
Short MidCap400	1,737,216	952,501	1,310,808	6,948,865	3,490,225	14,439,615
Short MSCI EAFE	7,247,783	3,973,899	5,468,781	28,991,132	14,561,456	60,243,051
Short MSCI Emerging Markets	3,950,230	2,165,878	2,980,628	15,800,919	7,936,372	32,834,027
Short QQQ	26,389,290	14,469,028	19,911,919	105,557,158	53,018,482	219,345,877
Short Real Estate	6,073,592	3,330,100	4,582,802	24,294,370	12,202,400	50,483,264
Short Russell2000	11,449,376	6,277,597	8,639,075	45,797,505	23,002,838	95,166,391
Short S&P500®	65,361,941	35,837,407	49,318,556	261,447,766	131,318,082	543,283,752
Short SmallCap600	3,236,759	1,774,687	2,442,282	12,947,035	6,502,943	26,903,706
Ultra 7-10 Year Treasury	1,127,310	618,094	850,606	4,509,237	2,264,866	9,370,113
Ultra 20+ Year Treasury	6,555,005	3,594,054	4,946,049	26,220,016	13,169,599	54,484,723
Ultra Communication Services	12,531	6,870	9,455	50,124	25,176	104,156
Ultra Consumer Discretionary	110,539	60,608	83,407	442,157	222,083	918,794
Ultra Consumer Staples	63,116	34,605	47,624	252,464	126,806	524,615
Ultra Dow30SM	5,074,973	2,782,565	3,829,298	20,299,893	10,196,083	42,182,812
Ultra Energy	590,208	323,607	445,339	2,360,832	1,185,782	4,905,768
Ultra Financials	6,870,109	3,766,823	5,183,809	27,480,434	13,802,672	57,103,847
Ultra FTSE China 50	784,320	430,037	591,806	3,137,282	1,575,771	6,519,216
Ultra FTSE Europe	261,995	143,650	197,687	1,047,981	526,372	2,177,685
Ultra Health Care	1,545,601	847,439	1,166,226	6,182,400	3,105,251	12,846,917
Ultra High Yield	455,352	249,666	343,584	1,821,409	914,844	3,784,855
Ultra Industrials	76,373	41,875	57,627	305,491	153,439	634,805
Ultra Materials	413,255	226,584	311,820	1,653,022	830,266	3,434,947
Ultra MidCap400	950,187	520,979	716,959	3,800,746	1,909,011	7,897,882
Ultra MSCI Brazil Capped	300,155	164,573	226,481	1,200,622	603,040	2,494,871
Ultra MSCI EAFE	1,003,161	550,025	756,930	4,012,642	2,015,441	8,338,199
Ultra MSCI Emerging Markets	1,592,481	873,144	1,201,599	6,369,924	3,199,439	13,236,587
Ultra MSCI Japan	576,474	316,077	434,975	2,305,897	1,158,190	4,791,613
Ultra Nasdaq Biotechnology	1,125,233	616,956	849,039	4,500,932	2,260,696	9,352,856
Ultra Nasdaq Cloud Computing	45,267	24,819	34,156	181,068	90,945	376,255
Ultra Nasdaq Cybersecurity	114,457	62,755	86,363	457,825	229,953	951,353
Ultra QQQ	6,924,793	3,796,806	5,225,071	27,699,174	13,912,539	57,558,383
Ultra Real Estate	548,451	300,712	413,831	2,193,808	1,101,891	4,558,693
Ultra Russell2000	1,762,288	966,247	1,329,726	7,049,150	3,540,595	14,648,006

PROSHARES TRUST NOTES TO FINANCIAL STATEMENTS :: MAY 31, 2023 :: 259

Fund Name	Bank of America Securities, Inc., 5.05%, dated 05/31/2023 due 06/01/2023 (a)	Barclays Capital, Inc., 5.02%, dated 05/31/2023 due 06/01/2023 (b)	BNP Paribas Securities Corp., 4.95%, dated 05/31/2023 due 06/01/2023 (c)	BNP Paribas Securities Corp., 5.05%, dated 05/31/2023 due 06/01/2023 (d)	ING Financial Markets LLC, 5.05%, dated 05/31/2023 due 06/01/2023 (e)	Total
Ultra S&P500®	$17,451,196	$9,568,345	$13,167,721	$69,804,784	$35,061,040	$145,053,086
Ultra Semiconductors	1,596,185	875,176	1,204,395	6,384,744	3,206,883	13,267,383
Ultra SmallCap600	282,263	154,763	212,980	1,129,053	567,093	2,346,152
Ultra Technology	2,511,605	1,377,091	1,895,119	10,046,416	5,046,041	20,876,272
Ultra Utilities	121,564	66,652	91,725	486,254	244,233	1,010,428
UltraPro Dow30SM	8,643,966	4,739,414	6,522,265	34,575,864	17,366,513	71,848,022
UltraPro MidCap400	109,096	59,815	82,317	436,380	219,181	906,789
UltraPro QQQ	6,332,132	3,471,856	4,777,881	25,328,529	12,721,830	52,632,228
UltraPro Russell2000	3,309,183	1,814,398	2,496,930	13,236,735	6,648,452	27,505,698
UltraPro S&P500®	11,085,857	6,078,283	8,364,783	44,343,425	22,272,493	92,144,841
UltraPro Short 20+ Year Treasury	28,565,099	15,662,005	21,553,665	114,260,396	57,389,880	237,431,045
UltraPro Short Dow30SM	11,162,895	6,120,522	8,422,913	44,651,583	22,427,272	92,785,185
UltraPro Short MidCap400	666,457	365,413	502,871	2,665,825	1,338,971	5,539,537
UltraPro Short QQQ	75,370,326	41,324,921	56,870,336	301,481,304	151,425,838	626,472,725
UltraPro Short Russell2000	18,424,251	10,101,864	13,901,935	73,697,008	37,015,997	153,141,055
UltraPro Short S&P500®	32,397,735	17,763,408	24,445,564	129,590,939	65,089,994	269,287,640
UltraShort 7-10 Year Treasury	2,915,334	1,598,454	2,199,752	11,661,335	5,857,170	24,232,045
UltraShort 20+ Year Treasury	14,877,896	8,157,426	11,226,049	59,511,584	29,891,046	123,664,001
UltraShort Consumer Discretionary	269,849	147,955	203,614	1,079,396	542,150	2,242,964
UltraShort Consumer Staples	203,357	111,499	153,442	813,429	408,563	1,690,290
UltraShort Dow30SM	6,601,254	3,619,411	4,980,945	26,405,012	13,262,518	54,869,140
UltraShort Energy	1,587,911	870,638	1,198,151	6,351,642	3,190,257	13,198,599
UltraShort Financials	2,805,365	1,538,158	2,116,776	11,221,460	5,636,233	23,317,992
UltraShort FTSE China 50	1,482,179	812,666	1,118,372	5,928,718	2,977,832	12,319,767
UltraShort FTSE Europe	5,572,776	3,055,506	4,204,913	22,291,102	11,196,213	46,320,510
UltraShort Health Care	184,662	101,249	139,335	738,647	371,002	1,534,895
UltraShort Industrials	443,036	242,913	334,290	1,772,142	890,098	3,682,479
UltraShort Materials	249,681	136,899	188,396	998,726	501,633	2,075,335
UltraShort MidCap400	257,307	141,079	194,151	1,029,230	516,953	2,138,720
UltraShort MSCI Brazil Capped	1,071,629	587,566	808,593	4,286,519	2,153,002	8,907,309
UltraShort MSCI EAFE	266,902	146,341	201,390	1,067,609	536,231	2,218,473
UltraShort MSCI Emerging Markets	865,022	474,284	652,698	3,460,086	1,737,907	7,189,997
UltraShort MSCI Japan	523,395	286,974	394,926	2,093,582	1,051,549	4,350,426
UltraShort Nasdaq Biotechnology	362,796	198,918	273,746	1,451,183	728,890	3,015,533
UltraShort QQQ	13,048,824	7,154,561	9,845,931	52,195,298	26,216,274	108,460,888
UltraShort Real Estate	7,126,959	3,907,652	5,377,614	28,507,835	14,318,708	59,238,768
UltraShort Russell2000	7,496,425	4,110,228	5,656,393	29,985,699	15,060,999	62,309,744
UltraShort S&P500®	19,314,154	10,589,790	14,573,408	77,256,621	38,803,894	160,537,867
UltraShort Semiconductors	856,172	469,431	646,020	3,424,684	1,720,124	7,116,431
UltraShort SmallCap600	292,798	160,539	220,930	1,171,192	588,258	2,433,717
UltraShort Technology	640,854	351,375	483,553	2,563,414	1,287,533	5,326,729
UltraShort Utilities	111,725	61,258	84,301	446,899	224,465	928,648
	$520,531,598	$285,403,133	$392,764,749	$2,082,126,390	$1,045,795,300	$4,326,621,170

Each Repurchase Agreement was fully collateralized by U.S. government and/or agency securities at May 31, 2023 as follows:

(a)  U.S. Treasury Notes, 3.13 to 3.88%, due 8/31/2027 to 12/31/2029, which had an aggregate value at the Trust level of $561,000,056.

(b)  U.S. Treasury Bonds, 4%, due 11/15/2042; U.S. Treasury Notes, 2.63%, due 7/31/2029, which had an aggregate value at the Trust level of $307,591,722.

(c)  U.S. Treasury Bonds, 2.38% to 6.5%, due 1/15/2025 to 11/15/2048; U.S. Treasury Notes, 1.25% to 4%, due 4/30/2024 to 5/31/2030, which had an aggregate value at the Trust level of $423,300,025.

(d)  U.S. Treasury Bills, 0%, due 6/13/2023 to 10/19/2023; U.S. Treasury Bonds, 0% to 5.38%, due 5/15/2025 to 2/15/2051; U.S. Treasury Notes, 0.13% to 4.63%, due 7/15/2023 to 5/31/2030, which had an aggregate value at the Trust level of $2,244,000,080.

(e)  Federal Farm Credit Bank, 0% to 4%, due 8/29/2023 to 1/19/2033; Federal Home Loan Bank, 0% to 5.12%, due 2/7/2024 to 8/8/2030; Federal Home Loan Mortgage Corp., 0% to 5%, due 10/30/2024 to 3/15/2031; Federal National Mortgage Association, 0% to 6.63%, due 9/6/2024 to 11/15/2030; U.S. Treasury Bills, 0%, due 9/19/2023 to 1/25/2024; U.S. Treasury Bonds, 1.13% to 3.63%, due 5/15/2040 to 5/15/2051; U.S. Treasury Notes, 0.25% to 5.4%, due 7/31/2023 to 5/15/2033, which had an aggregate value at the Trust level of $1,127,100,785.

260 :: MAY 31, 2023 :: NOTES TO FINANCIAL STATEMENTS PROSHARES TRUST

Equity Securities

Certain Funds may invest in or seek leveraged, inverse, or inverse leveraged exposure to equity securities, including shares of foreign or U.S. common stock, Real Estate Investment Trusts, Depositary Receipts, and shares of other Investment Companies, including other exchange traded funds ("ETFs").

Real Estate Investment Trusts ("REITs")

REITs report information on the source of their distributions annually. A portion of distributions received from REITs during the period is estimated to be dividend income, realized gain or return of capital. These estimates are adjusted when the actual source of distributions is disclosed by the REITs.

Debt Instruments

Certain Funds may invest in or seek leveraged, inverse, or inverse leveraged exposure to debt instruments, including U.S. government securities. Additionally, certain Funds may invest in or seek leveraged or inverse exposure to (lower rated) debt instruments (also known as "junk bonds"), that are rated below "investment grade" by Moody's, Standard and Poor's and/or Fitch, Inc.

Securities Lending

Each Fund may lend securities to brokers, dealers and financial organizations in exchange for collateral in the amount of at least 102% of the value of U.S. dollar-denominated securities loaned or at least 105% of the value of non-U.S. dollar-denominated securities loaned, marked to market daily. Each security loaned will be secured continuously by collateral in the form of cash, Money Market Instruments or U.S. Government securities. When a Fund lends its securities, it continues to receive payments equal to the dividends and interest paid on the securities loaned and simultaneously may earn interest on the reinvestment of the cash collateral. Any cash collateral received by the Fund in connection with these loans may be reinvested in a variety of short-term investments. Any securities collateral received by the Fund in connection with these loans may not be sold or pledged by the Fund and, accordingly, are not reflected in the Fund's assets and liabilities. The Funds may incur fees and expenses in connection with the reinvestment of cash collateral. For security loans collateralized by cash, borrowers may be entitled to receive a fee based on the amount of collateral. The Funds are typically compensated by the difference between the amount earned on the reinvestment of cash collateral and any fees paid to the borrower. Although voting and other rights attendant to securities loaned pass to the borrower, such loans may be recalled so that the securities may be voted on by the Fund if a material event affecting the Fund's investment in the securities on loan is to occur. Security loans are subject to termination by the Fund or the borrower at any time. Not all Funds may participate in securities lending at any given time. No securities loan shall be made on behalf of a Fund if, as a result, the aggregate value of all securities loaned by the particular Fund exceeds one-third of the value of such Fund's total assets (including the value of the collateral received).

Securities lending involves exposure to certain risks, including "gap" risk (i.e., the risk of a mismatch between the return on cash collateral reinvestments and any fees a Fund has agreed to pay a borrower), operational risk (i.e., the risk of losses resulting from problems in the settlement and the accounting process), legal, counterparty and credit risk. If a securities lending counterparty were to default, a Fund would be subject to the risk of a possible delay in receiving collateral or in recovering the loaned securities, or to a possible loss of rights in the collateral. In the event a borrower does not return a Fund's securities as agreed, the Fund may experience losses if the proceeds received from liquidating the collateral do not at least equal the value of the loaned security at the time the collateral is liquidated, plus the transaction costs incurred in purchasing replacement securities. This event could trigger adverse tax consequences for a Fund. The investment of cash collateral deposited by the borrower is subject to inherent market risks such as interest rate risk, credit risk, liquidity risk, and other risks that are present in the market. A Fund could lose money if its short-term reinvestment of the collateral declines in value over the period of the loan. The market value of the loaned securities is determined at the close of each business day of the Fund and any additional required collateral is delivered to the Fund, or excess collateral returned by the Fund, on the next business day.

Accounting for Derivatives Instruments

In seeking to achieve the investment objectives of Funds, the Advisor uses a passive or mathematical approach to investing. Using this approach, the Advisor determines the type, quantity and mix of investment positions, including derivative positions, that a Fund should hold to approximate, on a daily basis, the corresponding performance, inverse, multiple, or inverse multiple of the performance of its index or benchmark, as appropriate, based upon each Fund's investment objective.

In connection with its management of certain series of the Trust included in this report (ProShares Ultra Communication Services, ProShares Ultra Consumer Discretionary, ProShares Ultra Consumer Staples, ProShares Ultra Financials, ProShares Ultra Energy, ProShares Ultra Health Care, ProShares Ultra Industrials, ProShares Ultra Materials, ProShares Ultra Nasdaq Biotechnology, ProShares Ultra Nasdaq Cloud Computing, ProShares Ultra Nasdaq Cybersecurity, ProShares Ultra Real Estate, ProShares Ultra Technology, ProShares Ultra Utilities, ProShares UltraPro Dow30SM, ProShares UltraPro MidCap400, ProShares UltraPro QQQ, ProShares UltraPro Russell2000, ProShares UltraPro S&P500®, ProShares UltraPro Short Dow 30SM, ProShares UltraPro Short MidCap400, ProShares UltraPro Short QQQ, ProShares UltraPro Short Russell2000, ProShares UltraPro Short S&P500®, ProShares UltraShort Consumer Discretionary, ProShares UltraShort Consumer Staples, ProShares UltraShort Dow30SM, ProShares UltraShort Energy, ProShares UltraShort Financials, ProShares UltraShort Health Care, ProShares UltraShort Industrials, ProShares UltraShort Materials, ProShares UltraShort MidCap400, ProShares UltraShort Nasdaq Biotechnology, ProShares UltraShort QQQ, ProShares UltraShort Real Estate, ProShares

PROSHARES TRUST NOTES TO FINANCIAL STATEMENTS :: MAY 31, 2023 :: 261

UltraShort S&P500®, ProShares UltraShort SmallCap600, ProShares UltraShort Technology and ProShares UltraShort Utilities (the "Commodity Pools")), the Advisor has registered as a commodity pool operator (a "CPO") and the Commodity Pools are commodity pools under the Commodity Exchange Act (the "CEA"). Accordingly, the Advisor is subject to registration and regulation as a CPO under the CEA, and must comply with various regulatory requirements under the CEA and the rules and regulations of the Commodity Futures Trading Commission ("CFTC") and the National Futures Association ("NFA"), including investor protection requirements, antifraud provisions, disclosure requirements and reporting and record keeping requirements. The Advisor is also subject to periodic inspections and audits by the CFTC and NFA. Compliance with these regulatory requirements could adversely affect the Commodity Pools' total return. In this regard, any further amendment to the CEA or its related regulations that subject the Advisor or the Commodity Pools to additional regulation may have adverse impacts on the Commodity Pools' operations and expenses.

All open derivative positions at period end are reflected on each respective Fund's Schedule of Portfolio Investments. Certain Funds utilized a varying level of derivative instruments in conjunction with investment securities in seeking to meet their investment objective during the period. While the volume of open positions may vary on a daily basis as each Fund transacts derivative contracts in order to achieve the appropriate exposure to meet its investment objective, with the exception of the Funds listed below, the volume of these open positions relative to the net assets of each respective Fund at the date of this report is generally representative of open positions throughout the reporting period.

Average quarterly exposure to derivatives (notional amounts in comparison to net assets)
Ultra Communication Services	116%
Ultra Energy	133%
Ultra MSCI Japan	155%
Ultra Nasdaq Cloud Computing	120%
Ultra Technology	119%
UltraPro QQQ	240%

For financial reporting purposes, the Trust can offset financial assets and financial liabilities that are subject to master netting arrangements or similar agreements in the Statement of Assets and Liabilities. Funds holding non-exchange traded swap agreements present the gross amounts of these assets and liabilities on their Schedule of Portfolio Investments. Information concerning the value of and amounts due under Repurchase Agreement transactions may be found on each Fund's Schedule of Portfolio Investments. Information concerning the counterparties to each Repurchase Agreement and levels of collateralization may be found above, under the caption "Repurchase Agreements."

Following is a description of the Funds' use of derivative instruments, the types of derivatives utilized by the Funds during the reporting period, as well as the primary underlying risk exposures related to each instrument type.

Futures Contracts

Each Fund may purchase or sell futures contracts and options thereon as a substitute for a comparable market position in the underlying securities or to satisfy regulatory requirements. A physical-settlement futures contract generally obligates the seller to deliver (and the purchaser to take delivery of) the specified asset on the expiration date of the contract. A cash-settled futures contract obligates the seller to deliver (and the purchaser to accept) an amount of cash equal to a specific dollar amount (the contract multiplier) multiplied by the difference between the final settlement price of a specific futures contract and the price at which the agreement is made. No physical delivery of the underlying asset is made.

The Funds generally engage in closing or offsetting transactions before final settlement of a futures contract, wherein a second identical futures contract is sold to offset a long position (or bought to offset a short position). In such cases, the obligation is to deliver (or take delivery of) cash equal to a specific dollar amount (the contract multiplier) multiplied by the difference between the price of the offsetting transaction and the price at which the original contract was entered into. If the original position entered into is a long position (futures contract purchased) there will be a gain (loss) if the offsetting sell transaction is carried out at a higher (lower) price, inclusive of commissions. If the original position entered into is a short position (futures contract sold) there will be a gain (loss) if the offsetting buy transaction is carried out at a lower (higher) price, inclusive of commissions.

Whether a Fund realizes a gain or loss from futures activities depends generally upon movements in the underlying security or index. The extent of the Fund's loss from an unhedged short position in futures contracts or from writing options on futures contracts is potentially unlimited. Each Fund will engage in transactions in futures contracts and related options that are traded on a U.S. exchange or board of trade or that have been approved for sale in the U.S. by the CFTC.

Upon entering into a futures contract, each Fund will be required to deposit with the broker an amount of cash or cash equivalents in the range of approximately 5% to 10% of the contract amount for equity, index futures and in the range of approximately 1% to 3% of the contract amount for bond futures (these amounts are subject to change by the exchange on which the contract is traded). This amount, known as "initial margin," is in the nature of a performance bond or good faith deposit on the contract and is returned to the Fund upon termination of the futures contract, assuming all contractual obligations have been satisfied. Subsequent payments, known as "variation margin," to and from the broker will be made as the price of the security or index underlying the futures contract fluctuates, making the long and short positions in the futures contract more or less valuable, a process known as "marking-to-market." At any time prior to expiration of a futures contract, a Fund may elect to close its position by taking an opposite position, which will operate to terminate the Fund's existing position in the contract.

The primary risks associated with the use of futures contracts are imperfect correlation between movements in the price of the futures and the market value of the underlying assets, and the possibility of an illiquid market for a futures contract. Although each Fund intends to

262 :: MAY 31, 2023 :: NOTES TO FINANCIAL STATEMENTS PROSHARES TRUST

sell futures contracts only if there is an active market for such contracts, no assurance can be given that a liquid market will exist for any particular contract at any particular time. Many futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit, or trading may be suspended for specified periods during the day. Futures contract prices could move to the limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and potentially subjecting a Fund to substantial losses. If trading is not possible, or if a Fund determines not to close a futures position in anticipation of adverse price movements, the Fund will be required to make daily cash payments of variation margin. The risk that the Fund will be unable to close out a futures position will be minimized by entering into such transactions on a national exchange with an active and liquid secondary market. In addition, although the counterparty to a futures contract is often a clearing organization, backed by a group of financial institutions, there may be instances in which the counterparty could fail to perform its obligations, causing significant losses to a Fund.

Forward Currency Contracts

Each Fund may invest in forward currency contracts for investment or risk management purposes. A forward currency contract is an obligation to buy or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are entered into on the interbank market conducted directly between currency traders (usually large commercial banks) and their customers.

At or before the maturity of a forward currency contract, a Fund may either sell a portfolio security and make delivery of the currency, or retain the security and terminate its contractual obligation to deliver the currency by buying an "offsetting" contract obligating it to buy, on the same maturity date, the same amount of the currency. If the Fund engages in an offsetting transaction, it may later enter into a new forward currency contract to sell the currency.

If a Fund engages in offsetting transactions, the Fund will incur a gain or loss, to the extent that there has been movement in forward currency contract prices. If forward prices go down during the period between the date a Fund enters into a forward currency contract for the sale of a currency and the date it enters into an offsetting contract for the purchase of the currency, the Fund will realize a gain to the extent that the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to buy. If forward prices go up, the Fund will suffer a loss to the extent the price of the currency it has agreed to buy exceeds the price of the currency it has agreed to sell.

Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in U.S. dollars without the delivery of foreign currency.

Swap Agreements

Each Fund may enter into swap agreements to gain exposure to an underlying asset without actually purchasing such asset (or shorting such asset), or to hedge a position, including in circumstances in which direct investment is restricted for legal reasons or is otherwise impracticable. Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a day to more than one year. In a standard "swap" transaction, two parties agree to exchange the return (or differentials in rates of return) earned or realized on a particular pre-determined investment or instrument. The gross return to be exchanged or "swapped" between the parties is calculated with respect to a "notional amount," e.g., the return on or change in value of a particular dollar amount invested in a "basket" of securities or an ETF representing a particular index or group of securities.

Most swap agreements entered into by a Fund calculate and settle the obligations of the parties to the agreement on a "net basis" with a single payment. Consequently, a Fund's current obligations (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the "net amount").

When investing in swap agreements, the Funds may hold or gain exposure to only a representative sample of the securities in an index, or to a component of the index.

On a typical long swap, the counterparty will generally agree to pay the Fund the amount, if any, by which the notional amount of the swap agreement would have increased in value had it been invested in the particular underlying assets (e.g., an ETF, or securities comprising an index), plus any dividends or interest that would have been received on those assets. The Fund will agree to pay to the counterparty a floating rate of interest on the notional amount of the swap agreement plus the amount, if any, by which the notional amount would have decreased in value had it been invested in such assets plus, in certain circumstances, commissions or trading spreads on the notional amount. Therefore, the return to the Fund on a long swap should be the gain or loss on the notional amount plus dividends or interest on the assets less the interest paid by the Fund on the notional amount. As a trading technique, the Advisor may substitute physical securities with a swap agreement having investment characteristics substantially similar to the underlying securities.

Some Funds may also enter into swap agreements that provide the opposite return of their index or a security. These swaps are similar to the long swaps disclosed above except that the counterparty pays interest to each Fund on the notional amount outstanding and that dividends or interest on the underlying instruments reduce the value of the swap. In addition, in certain instances, each Fund will agree to pay to the counterparty commissions or trading spreads on the notional amount. These amounts are netted with any unrealized gain or loss to determine the value of the swap.

PROSHARES TRUST NOTES TO FINANCIAL STATEMENTS :: MAY 31, 2023 :: 263

A Fund's current obligations under most swap agreements (total return swaps, equity/index swaps, interest rate swaps) will be accrued daily (offset against any amounts owed to the Fund) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by segregating or earmarking cash and/or securities determined to be liquid, but typically no payments will be made until the settlement date.

A Fund will not enter into uncleared swap agreements (i.e., not cleared by a central counterparty) unless the Advisor believes that the counterparty to the transaction is creditworthy. The counterparty to an uncleared swap agreement will typically be a major global financial institution. A Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. If such a default occurs, a Fund will have contractual remedies pursuant to the swap agreements, but such remedies may be subject to bankruptcy and insolvency laws that could affect the Fund's rights as a creditor.

In the normal course of business, a Fund enters into International Swaps and Derivatives Association ("ISDA") agreements with certain counterparties for derivative transactions. These agreements contain, among other conditions, events of default and termination events, and various covenants and representations. Certain of the Fund's ISDA agreements contain provisions that require the Fund to maintain a pre-determined level of net assets, and/or provide limits regarding the decline of the Fund's NAV over specific periods of time, which may or may not be exclusive of redemptions. If the Fund were to trigger such provisions and have open derivative positions at that time, counterparties to the ISDA agreements could elect to terminate such ISDA agreements and request immediate payment in an amount equal to the net liability positions, if any, under the relevant ISDA agreement. Pursuant to the terms of its ISDA agreements, the Fund will have already collateralized its liability under such agreements, in some cases only in excess of certain threshold amounts. The Funds seek to mitigate risks by generally requiring that the counterparties for each Fund agree to post collateral for the benefit of the Fund, marked to market daily, in an amount approximately equal to what the counterparty owes the Fund, subject to certain minimum thresholds, although the Funds may not always be successful. To the extent any such collateral is insufficient or there are delays in accessing the collateral, the Funds will be exposed to risks, including possible delays in recovering amounts as a result of bankruptcy proceedings.

The use of swaps is a highly specialized activity which involves investment techniques and risks in addition to, and in some cases different from, those associated with ordinary portfolio securities transactions. The primary risks associated with the use of swap agreements are mispricing or improper valuation, imperfect correlation between movements in the notional amount and the price of the underlying investments, and the inability of counterparties or clearing organizations to perform. A Fund may use a combination of swaps on an underlying index and swaps on an ETF that is designed to track the performance of that index, or it may solely use swaps on an ETF to achieve its desired investment exposure. The performance of an ETF may not track the performance of its underlying index due to embedded costs and other factors. Thus, to the extent a Fund invests in swaps that use an ETF as the reference asset, that Fund may be subject to greater correlation risk and may not achieve as high a degree of correlation with its index as it would if the Fund used only swaps on the underlying index. The Advisor, under supervision from the Board, is responsible for determining and monitoring the liquidity of the Funds' transactions in swap agreements.

All of the outstanding swap agreements held by the Funds on May 31, 2023 contractually terminate within 23 months but may be terminated without penalty by either party daily. Upon termination, the Fund is entitled to receive or pay the "unrealized appreciation or depreciation" amount existing at the date of termination.

The Financial Accounting Standards Board, pursuant to Accounting Standards Codification 815-10 ("ASC 815-10"), requires companies (including the Trust) to disclose information intended to enable financial statement users to understand how derivative instruments affect the Statements of Assets and Liabilities as well as the effect of derivative instruments on the Statements of Operations during the reporting period, in the context of each entity's risk exposure. ASC 815-10 provides examples of risk exposure, including interest rate, foreign exchange, equity and credit.

As the Funds' investment objective is to approximate, on a daily basis, the corresponding performance, inverse, multiple, or inverse multiple of the performance of its index, the derivatives utilized are aligned to the same primary risk. The primary risk exposure for those Funds benchmarked to an equity index is equity risk, for Funds benchmarked to a fixed-income index the primary risk is interest rate risk.

264 :: MAY 31, 2023 :: NOTES TO FINANCIAL STATEMENTS PROSHARES TRUST

The following tables indicate the location of derivative-related items on the Statements of Assets and Liabilities as well as the effect of derivative instruments on the Statements of Operations during the reporting period.

Fair Value of Derivative Instruments as of May 31, 2023

Asset Derivatives				Liabilities Derivatives
Derivatives not accounted for as hedging instruments under ASC 815	Statements of Assets and Liabilities Location	Fund	Unrealized Appreciation*	Statements of Assets and Liabilities Location	Fund	Unrealized Depreciation*
Equity and Bond index futures contracts/ Non-exchange traded swap agreements	Net assets consist of: Net unrealized appreciation (depreciation) on: futures contracts*; Assets: Unrealized appreciation on non-exchange traded swap agreements			Net assets consist of: Net unrealized appreciation (depreciation) on: futures contracts*; Liabilities: Unrealized depreciation on non-exchange traded swap agreements
		Short 7-10 Year Treasury		—	Short 7-10 Year Treasury	$3,751,737
		Short 20+ Year Treasury	$60,791		Short 20+ Year Treasury	18,250,282
		Short Dow30SM	3,525,313		Short Dow30SM	6,219,029
		Short Financials	24,924		Short Financials	1,008,872
		Short FTSE China 50	729,150		Short FTSE China 50	—
		Short High Yield	1,491,697		Short High Yield	2,501,396
		Short MidCap400	518,268		Short MidCap400	—
		Short MSCI EAFE	378,955		Short MSCI EAFE	1,056,618
		Short MSCI Emerging Markets	898,263		Short MSCI Emerging Markets	1,113,513
		Short QQQ	—		Short QQQ	270,035,587
		Short Real Estate	617,381		Short Real Estate	543,891
		Short Russell2000	11,918,874		Short Russell2000	3,441,788
		Short S&P500®	—		Short S&P500®	130,077,220
		Short SmallCap600	1,013,882		Short SmallCap600	—
		Ultra 7-10 Year Treasury	69,782		Ultra 7-10 Year Treasury	3,662,641
		Ultra 20+ Year Treasury	1,860,001		Ultra 20+ Year Treasury	2,875,364
		Ultra Communication Services	101,619		Ultra Communication Services	—
		Ultra Consumer Discretionary	939,260		Ultra Consumer Discretionary	—
		Ultra Consumer Staples	68,416		Ultra Consumer Staples	162,561
		Ultra Dow30SM	395,949		Ultra Dow30SM	18,533,038
		Ultra Energy	4,578,610		Ultra Energy	2,880,181
		Ultra Financials	12,472,967		Ultra Financials	2,506,320
		Ultra FTSE China 50	482,454		Ultra FTSE China 50	2,656,021
		Ultra FTSE Europe	395,181		Ultra FTSE Europe	119,024
		Ultra Health Care	1,036,438		Ultra Health Care	200,234
		Ultra High Yield	111,520		Ultra High Yield	937,928
		Ultra Industrials	28,079		Ultra Industrials	168,724
		Ultra Materials	465,204		Ultra Materials	1,216,184
		Ultra MidCap400	—		Ultra MidCap400	8,596,705
		Ultra MSCI Brazil Capped	342,533		Ultra MSCI Brazil Capped	27,276
		Ultra MSCI EAFE	750,009		Ultra MSCI EAFE	173,717
		Ultra MSCI Emerging Markets	1,137,207		Ultra MSCI Emerging Markets	963,692
		Ultra MSCI Japan	299,105		Ultra MSCI Japan	235,651

PROSHARES TRUST NOTES TO FINANCIAL STATEMENTS :: MAY 31, 2023 :: 265

Asset Derivatives				Liabilities Derivatives
Derivatives not accounted for as hedging instruments under ASC 815	Statements of Assets and Liabilities Location	Fund	Unrealized Appreciation*	Statements of Assets and Liabilities Location	Fund	Unrealized Depreciation*
Equity and Bond index futures contracts/ Non-exchange traded swap agreements	Net assets consist of: Net unrealized appreciation (depreciation) on: futures contracts*; Assets: Unrealized appreciation on non-exchange traded swap agreements			Net assets consist of: Net unrealized appreciation (depreciation) on: futures contracts*; Liabilities: Unrealized depreciation on non-exchange traded swap agreements
		Ultra Nasdaq Biotechnology	$1,637,131		Ultra Nasdaq Biotechnology	$2,760,882
		Ultra Nasdaq Cloud Computing	237,779		Ultra Nasdaq Cloud Computing	364,952
		Ultra Nasdaq Cybersecurity	129,418		Ultra Nasdaq Cybersecurity	528,060
		Ultra QQQ	528,086,757		Ultra QQQ	65,475,594
		Ultra Real Estate	106,479		Ultra Real Estate	1,148,813
		Ultra Russell2000	—		Ultra Russell2000	10,114,405
		Ultra S&P500®	80,089,864		Ultra S&P500®	51,516,005
		Ultra Semiconductors	51,651,608		Ultra Semiconductors	966,561
		Ultra SmallCap600	—		Ultra SmallCap600	2,418,556
		Ultra Technology	77,107,960		Ultra Technology	—
		Ultra Utilities	—		Ultra Utilities	695,542
		UltraPro Dow30SM	1,558,214		UltraPro Dow30SM	44,398,210
		UltraPro MidCap400	745,024		UltraPro MidCap400	3,475,380
		UltraPro QQQ	2,865,040,166		UltraPro QQQ	—
		UltraPro Russell2000	24,024		UltraPro Russell2000	38,276,926
		UltraPro S&P500®	36,859,701		UltraPro S&P500®	35,524,642
		UltraPro Short 20+ Year Treasury	—		UltraPro Short 20+ Year Treasury	57,155,983
		UltraPro Short Dow30SM	38,915,430		UltraPro Short Dow30SM	9,254,014
		UltraPro Short MidCap400	906,324		UltraPro Short MidCap400	858,173
		UltraPro Short QQQ	—		UltraPro Short QQQ	2,956,455,295
		UltraPro Short Russell2000	18,997,143		UltraPro Short Russell2000	23,346,930
		UltraPro Short S&P500®	—		UltraPro Short S&P500®	215,339,060
		UltraShort 7-10 Year Treasury	6,686,451		UltraShort 7-10 Year Treasury	806,731
		UltraShort 20+ Year Treasury	9,955,259		UltraShort 20+ Year Treasury	100,649,630
		UltraShort Consumer Discretionary	—		UltraShort Consumer Discretionary	374,035
		UltraShort Consumer Staples	2,318		UltraShort Consumer Staples	136,129
		UltraShort Dow30SM	1,773,904		UltraShort Dow30SM	3,552,391
		UltraShort Energy	1,263,021		UltraShort Energy	1,839,519
		UltraShort Financials	62,282		UltraShort Financials	1,404,134
		UltraShort FTSE China 50	4,036,931		UltraShort FTSE China 50	—
		UltraShort FTSE Europe	279,037		UltraShort FTSE Europe	7,815,251
		UltraShort Health Care	4,526		UltraShort Health Care	149,584
		UltraShort Industrials	70,612		UltraShort Industrials	60,796
		UltraShort Materials	134,834		UltraShort Materials	92,461

266 :: MAY 31, 2023 :: NOTES TO FINANCIAL STATEMENTS PROSHARES TRUST

Asset Derivatives				Liabilities Derivatives
Derivatives not accounted for as hedging instruments under ASC 815	Statements of Assets and Liabilities Location	Fund	Unrealized Appreciation*	Statements of Assets and Liabilities Location	Fund	Unrealized Depreciation*
Equity and Bond index futures contracts/ Non-exchange traded swap agreements	Net assets consist of: Net unrealized appreciation (depreciation) on: futures contracts*; Assets: Unrealized appreciation on non-exchange traded swap agreements			Net assets consist of: Net unrealized appreciation (depreciation) on: futures contracts*; Liabilities: Unrealized depreciation on non-exchange traded swap agreements
		UltraShort MidCap400	$124,704		UltraShort MidCap400	$7,929
		UltraShort MSCI Brazil Capped	11,676		UltraShort MSCI Brazil Capped	1,525,475
		UltraShort MSCI EAFE	64,852		UltraShort MSCI EAFE	606,896
		UltraShort MSCI Emerging Markets	418,284		UltraShort MSCI Emerging Markets	—
		UltraShort MSCI Japan	—		UltraShort MSCI Japan	816,009
		UltraShort Nasdaq Biotechnology	1,421,386		UltraShort Nasdaq Biotechnology	1,287,170
		UltraShort QQQ	—		UltraShort QQQ	189,564,528
		UltraShort Real Estate	1,173,217		UltraShort Real Estate	1,553,771
		UltraShort Russell2000	5,848,998		UltraShort Russell2000	15,899,341
		UltraShort S&P500®	—		UltraShort S&P500®	125,815,364
		UltraShort Semiconductors	—		UltraShort Semiconductors	8,782,780
		UltraShort SmallCap600	384,827		UltraShort SmallCap600	—
		UltraShort Technology	—		UltraShort Technology	1,671,472
		UltraShort Utilities	40,864		UltraShort Utilities	20,154

*  Includes cumulative appreciation (depreciation) of futures contracts as reported in the Schedule of Investments. For these securities, only the variation margin is reported within the asset and liability sections of the Statements of Assets and Liabilities.

The Effect of Derivative Instruments on the Statements of Operations for the Year Ended May 31, 2023

Derivatives not accounted for as hedging instruments under ASC 815	Location of Gain or (Loss) on Derivatives on the Statements of Operations	Fund	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation) on Derivatives
Equity and Bond index futures contracts/ Non-exchange traded swap agreements	Net realized gain (loss)
on Expiration or closing of:
futures contracts and
non-exchange traded
swap agreements; Change in
net unrealized appreciation
(depreciation) on: Futures
contracts and Non-exchange
	traded swap agreements
		Short 7-10 Year Treasury	$9,586,177	$(3,298,459)
		Short 20+ Year Treasury	51,316,667	(19,280,840)
		Short Dow30SM	1,731,498	(13,489,834)
		Short Financials	1,479,068	(1,273,164)
		Short FTSE China 50	(501,349)	1,234,111
		Short High Yield	3,058,518	(2,937,176)

PROSHARES TRUST NOTES TO FINANCIAL STATEMENTS :: MAY 31, 2023 :: 267

Derivatives not accounted for as hedging instruments under ASC 815	Location of Gain or (Loss) on Derivatives on the Statements of Operations	Fund	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation) on Derivatives
Equity and Bond index futures contracts/ Non-exchange traded swap agreements	Net realized gain (loss)
on Expiration or closing of:
futures contracts and
non-exchange traded
swap agreements; Change in
net unrealized appreciation
(depreciation) on: Futures
contracts and Non-exchange
	traded swap agreements
		Short MidCap400	$(205,085)	$(24,938)
		Short MSCI EAFE	(15,757,598)	(522,720)
		Short MSCI Emerging Markets	4,457,516	(3,380,064)
		Short QQQ	156,225,477	(403,369,445)
		Short Real Estate	1,211,065	173,358
		Short Russell2000	46,239,665	(39,627,003)
		Short S&P500®	151,741,469	(233,776,057)
		Short SmallCap600	52,577	1,058,735
		Ultra 7-10 Year Treasury	(1,975,650)	(331,688)
		Ultra 20+ Year Treasury	(14,425,642)	(639,255)
		Ultra Communication Services	(569,219)	462,741
		Ultra Consumer Discretionary	(9,307,224)	8,334,017
		Ultra Consumer Staples	(2,599,289)	1,322,939
		Ultra Dow30SM	(40,737,340)	23,802,191
		Ultra Energy	56,459,084	(96,539,140)
		Ultra Financials	28,201,482	(136,175,944)
		Ultra FTSE China 50	(15,871,299)	9,886,599
		Ultra FTSE Europe	(1,739,357)	1,367,517
		Ultra Health Care	(22,441,464)	12,040,288
		Ultra High Yield	(5,492,357)	1,744,876
		Ultra Industrials	(6,326,254)	4,825,764
		Ultra Materials	(11,576,516)	42,357
		Ultra MidCap400	(30,615,501)	17,694,992
		Ultra MSCI Brazil Capped	(5,334,075)	2,588,470
		Ultra MSCI EAFE	(4,683,555)	3,605,024
		Ultra MSCI Emerging Markets	(26,945,732)	19,973,250
		Ultra MSCI Japan	(2,684,622)	2,339,231
		Ultra Nasdaq Biotechnology	(50,982,681)	51,264,357
		Ultra Nasdaq Cloud Computing	(1,177,382)	1,083,775
		Ultra Nasdaq Cybersecurity	(1,287,545)	1,088,513
		Ultra QQQ	(1,198,334,103)	1,363,382,160
		Ultra Real Estate	(34,981,296)	12,380,462
		Ultra Russell2000	(80,452,808)	53,991,875
		Ultra S&P500®	(744,259,082)	529,593,258
		Ultra Semiconductors	(73,996,151)	101,622,094
		Ultra SmallCap600	(7,740,992)	2,109,776
		Ultra Technology	(269,907,580)	301,753,888
		Ultra Utilities	(1,419,705)	(2,266,707)
		UltraPro Dow30SM	(49,581,316)	(2,251,742)
		UltraPro MidCap400	(18,968,766)	11,338,071
		UltraPro QQQ	(7,581,789,516)	9,037,973,374

268 :: MAY 31, 2023 :: NOTES TO FINANCIAL STATEMENTS PROSHARES TRUST

Derivatives not accounted for as hedging instruments under ASC 815	Location of Gain or (Loss) on Derivatives on the Statements of Operations	Fund	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation) on Derivatives
Equity and Bond index futures contracts/ Non-exchange traded swap agreements	Net realized gain (loss)
on Expiration or closing of:
futures contracts and
non-exchange traded
swap agreements; Change in
net unrealized appreciation
(depreciation) on: Futures
contracts and Non-exchange
	traded swap agreements
		UltraPro Russell2000	$(175,707,347)	$112,345,729
		UltraPro S&P500®	(1,055,099,249)	770,494,157
		UltraPro Short 20+ Year Treasury	126,352,380	(62,883,242)
		UltraPro Short Dow30SM	1,871,512	(9,253,028)
		UltraPro Short MidCap400	(786,957)	(485,765)
		UltraPro Short QQQ	343,934,234	(2,920,090,712)
		UltraPro Short Russell2000	188,124	1,356,552
		UltraPro Short S&P500®	(69,474,377)	(307,639,482)
		UltraShort 7-10 Year Treasury	431,786	8,646,522
		UltraShort 20+ Year Treasury	351,323,451	(125,290,984)
		UltraShort Consumer Discretionary	2,611,632	(1,402,420)
		UltraShort Consumer Staples	57,292	(178,361)
		UltraShort Dow30SM	1,188,493	(3,349,939)
		UltraShort Energy	(16,702,184)	20,838,738
		UltraShort Financials	2,400,546	(1,011,990)
		UltraShort FTSE China 50	(6,884,142)	11,341,042
		UltraShort FTSE Europe	(43,900,233)	(5,743,819)
		UltraShort Health Care	(397,267)	181,127
		UltraShort Industrials	148,671	(484,945)
		UltraShort Materials	(934,959)	668,201
		UltraShort MidCap400	(773,980)	554,724
		UltraShort MSCI Brazil Capped	(8,007,987)	6,323,757
		UltraShort MSCI EAFE	(2,641,945)	(533,396)
		UltraShort MSCI Emerging Markets	(486,073)	1,072,739
		UltraShort MSCI Japan	(348,781)	(800,248)
		UltraShort Nasdaq Biotechnology	(482,420)	(3,061,923)
		UltraShort QQQ	70,484,906	(240,505,747)
		UltraShort Real Estate	12,098,000	(3,529,646)
		UltraShort Russell2000	15,564,060	(9,860,089)
		UltraShort S&P500®	131,343,801	(213,964,428)
		UltraShort Semiconductors	(1,707,711)	(7,874,863)
		UltraShort SmallCap600	(360,897)	830,892
		UltraShort Technology	2,354,972	(4,155,784)
		UltraShort Utilities	156,058	388,739

Taxes and Distributions

Each of the Funds intends to qualify or continue to qualify as a regulated investment company and distribute substantially all of its net investment income and capital gains to shareholders. Accordingly, no provision for Federal income taxes is required in the financial statements.

As of May 31, 2023, management of the Funds has reviewed all open tax years and major jurisdictions (the last four tax year ends including the interim tax periods since then, as applicable) and concluded that there is no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken in future tax returns. The Funds are also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next 12 months.

PROSHARES TRUST NOTES TO FINANCIAL STATEMENTS :: MAY 31, 2023 :: 269

Distributions to shareholders from net investment income and net capital gain, if any, are declared and paid at least annually. The amount of distributions from net investment income and net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences (e.g., wash sales, 1256 mark-to-market, partnerships, passive foreign investment companies mark-to-market, constructive sales adjustments and qualified late-year loss deferrals) do not require a reclassification. The Funds may utilize equalization accounting for tax purposes and designate earnings and profits, including net realized gains distributed to shareholders on redemption of shares, as a part of the dividends paid deduction for income tax purposes. While subject to management's discretion, any available tax equalization is typically applied first to short term capital gains, next to long term capital gains and then to ordinary income. To the extent distributions exceed net investment income and net realized capital gains for tax purposes, they are reported as a tax return of capital.

The Funds' tax year end is October 31st and the tax character of current year distributions and current components of accumulated earnings (deficit) will be determined at the end of the current tax year.

The tax character of distributions paid for the most recent tax years ended October 31, 2022 and October 31, 2021, were as follows:

	Year Ended October 31, 2022				Year Ended October 31, 2021
Fund	Distributions paid from ordinary income	Distributions paid from net long-term capital gains	Tax return of capital	Total Distributions	Distributions paid from ordinary income	Distributions paid from net long-term capital gains	Tax return of capital	Total Distributions
Ultra 7-10 Year Treasury	$13,454	—	—	$13,454	$76,339	—	—	$76,339
Ultra Communication Services	30,822	—	—	30,822	27,025	—	—	27,025
Ultra Consumer Staples	39,873	—	—	39,873	34,045	—	—	34,045
Ultra Dow30SM	2,415,870	—	—	2,415,870	539,482	—	—	539,482
Ultra Energy	3,163,861	—	—	3,163,861	4,379,052	—	—	4,379,052
Ultra Financials	43,247,004	—	—	43,247,004	2,220,362	—	—	2,220,362
Ultra Health Care	204,234	—	—	204,234	163,582	—	—	163,582
Ultra High Yield	135,724	—	—	135,724	303,414	—	—	303,414
Ultra Industrials	5,279	—	—	5,279	17,531	—	—	17,531
Ultra Materials	409,863	—	—	409,863	356,640	—	—	356,640
Ultra MidCap400	694,971	—	—	694,971	301,030	—	—	301,030
Ultra Nasdaq Cybersecurity	29,506	—	—	29,506	—	—	—	—
Ultra Real Estate	997,996	—	—	997,996	713,114	—	—	713,114
Ultra Russell2000	—	—	—	—	46,322	—	—	46,322
Ultra S&P500®	6,181,978	—	—	6,181,978	8,141,946	—	—	8,141,946
Ultra Semiconductors	—	—	—	—	42,050	—	—	42,050
Ultra SmallCap600	37,360	—	—	37,360	7,958	—	—	7,958
Ultra Utilities	279,175	—	—	279,175	241,675	—	—	241,675
UltraPro Dow30SM	4,644,077	—	—	4,644,077	2,353,835	—	—	2,353,835
UltraPro MidCap400	113,258	—	—	113,258	9,726	—	—	9,726
UltraPro QQQ	15,428	—	—	15,428	15,367	—	—	15,367
UltraPro Russell2000	—	—	—	—	11,923	—	—	11,923
UltraPro S&P500®	3,324,709	—	—	3,324,709	1,265,472	—	—	1,265,472
UltraShort FTSE Europe	—	—	$425	425	—	—	—	—

270 :: MAY 31, 2023 :: NOTES TO FINANCIAL STATEMENTS PROSHARES TRUST

At October 31, 2022 (the Funds' most recent tax year end), the components of accumulated earnings (deficit) on a tax basis were as follows:

Fund	Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Accumulated Capital and Other Losses	Unrealized Appreciation/ (Depreciation)
Short 7-10 Year Treasury	—	—	$(206,940)	$12,727,589
Short 20+ Year Treasury	—	—	(546,085,804)	87,438,325
Short Dow30SM	—	—	(540,704,353)	5,217,062
Short Financials	—	—	(95,751,062)	97,250
Short FTSE China 50	—	—	(8,190,937)	1,637,986
Short High Yield	—	—	(59,865,973)	647,388
Short MidCap400	—	—	(55,295,240)	587,315
Short MSCI EAFE	$143,640	—	(119,832,494)	(3,634,322)
Short MSCI Emerging Markets	—	—	(188,289,304)	4,992,846
Short QQQ	—	—	(856,597,531)	119,046,625
Short Real Estate	71,792	—	(36,847,507)	3,122,427
Short Russell2000	—	—	(794,821,181)	41,812,576
Short S&P500®	—	—	(4,093,741,093)	136,490,439
Short SmallCap600	—	—	(40,540,368)	(35,501)
Ultra 7-10 Year Treasury	22,305	—	(129,242,992)	(4,197,018)
Ultra 20+ Year Treasury	—	—	(37,375,461)	(666,523)
Ultra Communication Services	9,829	—	(603,791)	(624,034)
Ultra Consumer Discretionary	—	—	—	(11,899,421)
Ultra Consumer Staples	—	—	—	(2,137,687)
Ultra Dow30SM	—	—	—	(66,184,032)
Ultra Energy	—	—	—	26,411,211
Ultra Financials	728,377	—	(42,855,957)	32,954,189
Ultra FTSE China 50	—	—	(4,182,412)	(18,487,079)
Ultra FTSE Europe	—	—	(10,318)	(1,467,943)
Ultra Health Care	—	—	—	(21,635,991)
Ultra High Yield	—	—	(27,916)	(5,448,729)
Ultra Industrials	—	—	(183,778)	(8,972,832)
Ultra Materials	—	—	—	(17,136,747)
Ultra MidCap400	157,678	—	(109,391,292)	(31,886,373)
Ultra MSCI Brazil Capped	—	—	(9,964,704)	(4,490,862)
Ultra MSCI EAFE	—	—	(3,186,307)	(5,811,937)
Ultra MSCI Emerging Markets	—	—	(943,606)	(29,669,354)
Ultra MSCI Japan	—	—	(734,171)	(2,977,973)
Ultra Nasdaq Biotechnology	—	—	(87,896,003)	(71,641,275)
Ultra Nasdaq Cloud Computing	—	—	(457,835)	(1,913,221)
Ultra Nasdaq Cybersecurity	—	—	(284,776)	(1,152,948)
Ultra QQQ	—	—	—	(2,037,258,063)
Ultra Real Estate	—	—	—	(38,543,540)
Ultra Russell2000	—	—	(44,043,388)	(109,694,063)
Ultra S&P500®	—	—	—	(1,350,210,089)
Ultra Semiconductors	—	—	—	(169,700,480)
Ultra SmallCap600	—	—	—	(8,130,494)
Ultra Technology	—	—	(595,278)	(265,312,693)
Ultra Utilities	1,928	—	(1,783,206)	(1,314,288)
UltraPro Dow30SM	—	—	—	(159,922,834)
UltraPro MidCap400	—	—	—	(4,117,020)
UltraPro QQQ	—	—	(1,130,386,426)	(11,247,888,220)
UltraPro Russell2000	—	—	—	(148,053,163)
PROSHARES TRUST NOTES TO FINANCIAL STATEMENTS :: MAY 31, 2023 :: 271

Fund	Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Accumulated Capital and Other Losses	Unrealized Appreciation/ (Depreciation)
UltraPro S&P500®	—	—	—	$(1,563,020,047)
UltraPro Short 20+ Year Treasury	—	—	$(5,236,864)	221,115,593
UltraPro Short Dow30SM	—	—	(1,580,735,508)	20,588,242
UltraPro Short MidCap400	—	—	(55,660,577)	(1,261,968)
UltraPro Short QQQ	—	—	(4,498,976,892)	985,198,425
UltraPro Short Russell2000	—	—	(546,112,312)	(20,678,739)
UltraPro Short S&P500®	—	—	(4,009,201,568)	(30,477,294)
UltraShort 7-10 Year Treasury	—	—	(125,874,987)	10,860,058
UltraShort 20+ Year Treasury	—	—	(4,607,303,692)	38,936,120
UltraShort Consumer Discretionary	—	—	(17,474,721)	43,622
UltraShort Consumer Staples	$71	—	(9,263,877)	(75,620)
UltraShort Dow30SM	—	—	(729,272,348)	2,116,166
UltraShort Energy	—	—	(103,114,430)	(26,460,113)
UltraShort Financials	—	—	(501,921,794)	(852,969)
UltraShort FTSE China 50	—	—	(233,412,294)	3,418,237
UltraShort FTSE Europe	—	—	(177,056,497)	(33,082,105)
UltraShort Health Care	—	—	(11,242,159)	(543,454)
UltraShort Industrials	—	—	(21,114,740)	233,102
UltraShort Materials	—	—	(84,639,337)	(250,440)
UltraShort MidCap400	—	—	(54,081,994)	(595,344)
UltraShort MSCI Brazil Capped	—	—	(80,105,218)	(15,661,325)
UltraShort MSCI EAFE	—	—	(19,675,347)	(1,690,971)
UltraShort MSCI Emerging Markets	—	—	(162,272,390)	1,239,916
UltraShort MSCI Japan	—	—	(26,109,678)	69,019
UltraShort Nasdaq Biotechnology	—	—	(74,472,420)	(29,917)
UltraShort QQQ	—	—	(1,602,985,295)	134,748,748
UltraShort Real Estate	—	—	(234,375,515)	1,534,352
UltraShort Russell2000	—	—	(751,334,860)	(316,564)
UltraShort S&P500®	—	—	(5,215,034,925)	110,015,605
UltraShort Semiconductors	—	—	(44,666,803)	585,704
UltraShort SmallCap600	—	—	(30,984,804)	(337,085)
UltraShort Technology	—	—	(27,591,656)	1,058,341
UltraShort Utilities	—	—	(11,680,955)	(388,357)

Temporary differences are generally due to differing book and tax treatments for the timing of the recognition of gains and losses on certain investment transactions and the timing and the deductibility of certain expenses. Permanent differences, primarily due to gain (loss) on in-kind redemptions, reclassification on sale of derivatives, designation of taxable distributions in excess, utilization of earnings and profits distributed to the shareholders on redemption of shares and nondeductible expenses, resulted in reclassifications as of October 31, 2022 (the Funds' most recent tax year end), among the Funds' components of net assets.

As of October 31, 2022 (the Funds' most recent tax year end), the Funds had capital loss carry forwards ("CLCFs") available to offset future realized gains, if any, to the extent provided for by regulations and to thereby reduce the amount of future taxable capital gain distributions. Under current tax law, CLCFs retain their character as either short-term or long-term capital losses, and are not subject to expiration.

272 :: MAY 31, 2023 :: NOTES TO FINANCIAL STATEMENTS PROSHARES TRUST

At October 31, 2022 (the Funds' most recent tax year end), the following Funds had available CLCFs:

No Expiration Date
Short 7-10 Year Treasury	$75,473
Short 20+ Year Treasury	545,080,575
Short Dow30SM	540,704,353
Short Financials	95,751,062
Short FTSE China 50	8,190,937
Short High Yield	59,865,973
Short MidCap400	55,295,240
Short MSCI EAFE	119,832,494
Short MSCI Emerging Markets	188,289,304
Short QQQ	856,597,531
Short Real Estate	36,847,507
Short Russell2000	794,821,181
Short S&P500®	4,093,741,093
Short SmallCap600	40,540,368
Ultra 7-10 Year Treasury	129,242,992
Ultra 20+ Year Treasury	37,375,461
Ultra Communication Services	603,791
Ultra Financials	42,855,957
Ultra FTSE China 50	4,168,341
Ultra Industrials	183,778
Ultra MidCap400	109,391,292
Ultra MSCI Brazil Capped	9,935,009
Ultra MSCI EAFE	3,156,574
Ultra MSCI Emerging Markets	847,622
Ultra MSCI Japan	727,277
Ultra Nasdaq Biotechnology	87,848,639
Ultra Nasdaq Cloud Computing	450,817
Ultra Nasdaq Cybersecurity	268,743
Ultra Russell2000	44,043,388
Ultra Utilities	1,783,206
UltraPro QQQ	1,130,386,426
UltraPro Short 20+ Year Treasury	5,236,864
UltraPro Short Dow30SM	1,580,013,001
UltraPro Short MidCap400	55,649,963
UltraPro Short QQQ	4,498,976,892
UltraPro Short Russell2000	545,834,553
UltraPro Short S&P500®	4,009,201,568
UltraShort 7-10 Year Treasury	125,760,982
UltraShort 20+ Year Treasury	4,606,267,410
UltraShort Consumer Discretionary	17,471,657
UltraShort Consumer Staples	9,263,877
UltraShort Dow30SM	729,148,654
UltraShort Energy	103,114,430
UltraShort Financials	501,887,199
UltraShort FTSE China 50	233,381,720
UltraShort FTSE Europe	177,056,497
UltraShort Health Care	11,242,159
UltraShort Industrials	21,108,964
UltraShort Materials	84,639,337

PROSHARES TRUST NOTES TO FINANCIAL STATEMENTS :: MAY 31, 2023 :: 273

No Expiration Date
UltraShort MidCap400	$54,081,994
UltraShort MSCI Brazil Capped	80,091,947
UltraShort MSCI EAFE	19,675,347
UltraShort MSCI Emerging Markets	162,269,441
UltraShort MSCI Japan	26,106,802
UltraShort Nasdaq Biotechnology	74,440,619
UltraShort QQQ	1,602,904,520
UltraShort Real Estate	234,375,515
UltraShort Russell2000	751,334,860
UltraShort S&P500®	5,214,963,970
UltraShort Semiconductors	44,666,803
UltraShort SmallCap600	30,984,804
UltraShort Technology	27,578,356
UltraShort Utilities	11,680,955

At October 31, 2022 (the Funds' most recent tax year end), the following Funds utilized CLCFs and/or elected to defer late-year ordinary losses to November 1, 2022:

Fund	Capital Loss Utilized	Ordinary Late Year Loss Deferrals
Short 7-10 Year Treasury	$14,873,686	$131,467
Short 20+ Year Treasury	110,347,938	1,005,229
Short FTSE China 50	3,471,981	—
Short High Yield	2,057,789	—
Short MSCI EAFE	10,018,202	—
Short MSCI Emerging Markets	7,704,273	—
Short QQQ	17,111,038	—
Short Russell2000	1,283,712	—
Short S&P500®	692,427	—
Ultra Communication Services	104,351	—
Ultra Energy	110,574,349	—
Ultra FTSE China 50	—	14,071
Ultra FTSE Europe	100,752	10,318
Ultra High Yield	—	27,916
Ultra Materials	4,025,251	—
Ultra MidCap400	31,921,472	—
Ultra MSCI Brazil Capped	2,155,771	29,695
Ultra MSCI EAFE	2,742,797	29,733
Ultra MSCI Emerging Markets	1,040,331	95,984
Ultra MSCI Japan	—	6,894
Ultra Nasdaq Biotechnology	63,156	47,364
Ultra Nasdaq Cloud Computing	—	7,018
Ultra Nasdaq Cybersecurity	—	16,033
Ultra Real Estate	4,783,489	—
Ultra Russell2000	87,130,537	—
Ultra SmallCap600	5,774,256	—
Ultra Technology	—	595,278
UltraPro Short 20+ Year Treasury	141,581,878	—
UltraPro Short Dow30SM	—	722,507
UltraPro Short MidCap400	104	10,614
UltraPro Short QQQ	133,133,042	—

274 :: MAY 31, 2023 :: NOTES TO FINANCIAL STATEMENTS PROSHARES TRUST

Fund	Capital Loss Utilized	Ordinary Late Year Loss Deferrals
UltraPro Short Russell2000	$1,214,666	$277,759
UltraShort 7-10 Year Treasury	26,282,661	114,005
UltraShort 20+ Year Treasury	812,023,583	1,036,282
UltraShort Consumer Discretionary	2,685,283	3,064
UltraShort Dow30SM	—	123,694
UltraShort Financials	—	34,595
UltraShort FTSE China 50	8,764,201	30,574
UltraShort FTSE Europe	37,586,262	—
UltraShort Industrials	—	5,776
UltraShort MidCap400	1,382	—
UltraShort MSCI Brazil Capped	—	13,271
UltraShort MSCI EAFE	588,879	—
UltraShort MSCI Emerging Markets	5,294,526	2,949
UltraShort MSCI Japan	—	2,876
UltraShort Nasdaq Biotechnology	—	31,801
UltraShort QQQ	5,556,737	80,775
UltraShort Real Estate	5,019,432	—
UltraShort Russell2000	1,049,163	—
UltraShort S&P500®	352,908	70,955
UltraShort Technology	1,478,937	13,300

3. Investment Transactions, Income and Expense Allocations

Throughout the reporting period, investment transactions are generally accounted for no later than one business day following the trade date. For financial reporting purposes, investment transactions on the last business day of the reporting period are accounted for on the trade date.

Interest income is recognized on an accrual basis and includes, where applicable, the amortization of premium or discount. Dividend income is recorded on the ex-dividend date except for certain foreign dividends that may be recorded as soon as such information becomes available. Non-cash dividend income received in the form of securities in-lieu of cash are recorded at the fair value of the securities received. Gains or losses realized on sales of securities are determined using the specific identification method by comparing the identified cost of the security lot sold with the net sales proceeds.

Expenses directly attributable to a Fund are charged to that Fund, while expenses which are attributable to more than one Fund or jointly with an affiliate, are allocated among the respective Funds and/or affiliates based upon relative net assets or another reasonable basis.

4. Advisory and Management Service Fees and Transactions with Affiliates

The Advisor serves as the investment adviser to each Fund pursuant to an Investment Advisory Agreement. For its investment advisory services, each Fund pays the Advisor a monthly fee, accrued daily at an annualized rate based on its average daily net assets. Pursuant to a separate Management Services Agreement, the Advisor performs certain administrative services on behalf of the Funds, such as negotiating, coordinating and implementing the Trust's contractual obligations with the Funds' service providers; monitoring, overseeing and reviewing the performance of such service providers to ensure adherence to applicable contractual obligations; and preparing or coordinating reports and presentations to the Board of Trustees with respect to such service providers. For these and other services, each Fund pays the Advisor monthly management services fees, accrued daily at an annualized rate based on its average daily net assets.

The Advisor has contractually agreed to waive advisory and management services fees, and if necessary, reimburse certain other expenses, in order to limit the annual operating expenses of each Fund. These expense limitations remain in effect until the dates specified in the table below, after which they may be terminated or revised.

PROSHARES TRUST NOTES TO FINANCIAL STATEMENTS :: MAY 31, 2023 :: 275

For the year ended May 31, 2023, advisory and management services fees, waivers, reimbursements, and expense limitations were as follows:

Fund	Investment Advisory Fee Rate*	Management Services Fee Rate	Advisory Fees Waived	Management Services Fees Waived	Expense Reimbursements	Expense Limitation	Expense Limitation Effective Through
Short 7-10 Year Treasury	0.75%	0.10%	$31,325	—	—	0.95%	September 30, 2023
Short 20+ Year Treasury	0.75	0.10	—	—	—	0.95	September 30, 2023
Short Dow30SM	0.75	0.10	36,396	—	—	0.95	September 30, 2023
Short Financials	0.75	0.10	63,763	—	—	0.95	September 30, 2023
Short FTSE China 50	0.75	0.10	68,639	$9,152	$8,222	0.95	September 30, 2023
Short High Yield	0.75	0.10	84,071	—	—	0.95	September 30, 2023
Short MidCap400	0.75	0.10	65,109	—	—	0.95	September 30, 2023
Short MSCI EAFE	0.75	0.10	71,549	—	—	0.95	September 30, 2023
Short MSCI Emerging Markets	0.75	0.10	96,952	—	—	0.95	September 30, 2023
Short QQQ	0.75	0.10	635,095	—	—	0.95	September 30, 2023
Short Real Estate	0.75	0.10	70,727	—	—	0.95	September 30, 2023
Short Russell2000	0.75	0.10	272,655	—	—	0.95	September 30, 2023
Short S&P500®	0.75	0.10	—	—	—	0.95	September 30, 2023
Short SmallCap600	0.75	0.10	63,869	—	—	0.95	September 30, 2023
Ultra 7-10 Year Treasury	0.75	0.10	65,219	—	—	0.95	September 30, 2023
Ultra 20+ Year Treasury	0.75	0.10	51,517	—	—	0.95	September 30, 2023
Ultra Communication Services	0.75	0.10	10,578	1,411	100,906	0.95	September 30, 2023
Ultra Consumer Discretionary	0.75	0.10	87,213	11,628	9,169	0.95	September 30, 2023
Ultra Consumer Staples	0.75	0.10	55,371	7,383	48,983	0.95	September 30, 2023
Ultra Dow30SM	0.75	0.10	60,467	—	—	0.95	September 30, 2023
Ultra Energy	0.75	0.10	115,064	—	—	0.95	September 30, 2023
Ultra Financials	0.75	0.10	18,180	—	—	0.95	September 30, 2023
Ultra FTSE China 50	0.75	0.10	84,197	5,317	—	0.95	September 30, 2023
Ultra FTSE Europe	0.75	0.10	28,515	3,802	47,681	0.95	September 30, 2023
Ultra Health Care	0.75	0.10	123,873	—	—	0.95	September 30, 2023
Ultra High Yield	0.75	0.10	76,000	—	—	0.95	September 30, 2023
Ultra Industrials	0.75	0.10	119,040	—	—	0.95	September 30, 2023
Ultra Materials	0.75	0.10	103,409	—	—	0.95	September 30, 2023
Ultra MidCap400	0.75	0.10	115,015	—	—	0.95	September 30, 2023
Ultra MSCI Brazil Capped	0.75	0.10	35,877	4,783	40,487	0.95	September 30, 2023
Ultra MSCI EAFE	0.75	0.10	69,311	9,241	311	0.95	September 30, 2023
Ultra MSCI Emerging Markets	0.75	0.10	79,010	—	—	0.95	September 30, 2023
Ultra MSCI Japan	0.75	0.10	41,182	5,491	107,189	0.95	September 30, 2023
Ultra Nasdaq Biotechnology	0.75	0.10	207,744	—	—	0.95	September 30, 2023
Ultra Nasdaq Cloud Computing	0.75	0.10	12,164	1,622	90,304	0.95	September 30, 2023
Ultra Nasdaq Cybersecurity	0.75	0.10	17,129	2,284	51,440	0.95	September 30, 2023
Ultra QQQ	0.75	0.10	1,085,584	—	—	0.95	September 30, 2023
Ultra Real Estate	0.75	0.10	107,655	—	—	0.95	September 30, 2023
Ultra Russell2000	0.75	0.10	291,943	—	—	0.95	September 30, 2023
Ultra S&P500®	0.75	0.10	—	—	—	0.95	September 30, 2023
Ultra Semiconductors	0.75	0.10	136,437	—	—	0.95	September 30, 2023
Ultra SmallCap600	0.75	0.10	132,515	—	—	0.95	September 30, 2023
Ultra Technology	0.75	0.10	85,339	—	—	0.95	September 30, 2023
Ultra Utilities	0.75	0.10	110,834	—	—	0.95	September 30, 2023
UltraPro Dow30SM	0.75	0.10	24,696	—	—	0.95	September 30, 2023
UltraPro MidCap400	0.75	0.10	149,547	—	—	0.95	September 30, 2023

276 :: MAY 31, 2023 :: NOTES TO FINANCIAL STATEMENTS PROSHARES TRUST

Fund	Investment Advisory Fee Rate*	Management Services Fee Rate	Advisory Fees Waived	Management Services Fees Waived	Expense Reimbursements	Expense Limitation	Expense Limitation Effective Through
UltraPro QQQ	0.75%	0.10%	$12,031,673	—	—	0.95%	September 30, 2023
UltraPro Russell2000	0.75	0.10	342,614	—	—	0.95	September 30, 2023
UltraPro S&P500®	0.75	0.10	—	—	—	0.95	September 30, 2023
UltraPro Short 20+ Year Treasury	0.75	0.10	—	—	—	0.95	September 30, 2023
UltraPro Short Dow30SM	0.75	0.10	—	—	—	0.95	September 30, 2023
UltraPro Short MidCap400	0.75	0.10	67,836	—	—	0.95	September 30, 2023
UltraPro Short QQQ	0.75	0.10	1,773,323	—	—	0.95	September 30, 2023
UltraPro Short Russell2000	0.75	0.10	155,614	—	—	0.95	September 30, 2023
UltraPro Short S&P500®	0.75	0.10	—	—	—	0.95	September 30, 2023
UltraShort 7-10 Year Treasury	0.75	0.10	41,707	—	—	0.95	September 30, 2023
UltraShort 20+ Year Treasury	0.75	0.10	—	—	—	0.95	September 30, 2023
UltraShort Consumer Discretionary	0.75	0.10	34,473	$4,596	$29,918	0.95	September 30, 2023
UltraShort Consumer Staples	0.75	0.10	19,696	2,626	47,587	0.95	September 30, 2023
UltraShort Dow30SM	0.75	0.10	68,145	—	—	0.95	September 30, 2023
UltraShort Energy	0.75	0.10	63,875	—	—	0.95	September 30, 2023
UltraShort Financials	0.75	0.10	73,083	—	—	0.95	September 30, 2023
UltraShort FTSE China 50	0.75	0.10	93,040	—	—	0.95	September 30, 2023
UltraShort FTSE Europe	0.75	0.10	68,208	—	—	0.95	September 30, 2023
UltraShort Health Care	0.75	0.10	23,132	3,084	42,958	0.95	September 30, 2023
UltraShort Industrials	0.75	0.10	22,233	2,964	45,065	0.95	September 30, 2023
UltraShort Materials	0.75	0.10	31,990	4,265	33,696	0.95	September 30, 2023
UltraShort MidCap400	0.75	0.10	21,827	2,910	48,562	0.95	September 30, 2023
UltraShort MSCI Brazil Capped	0.75	0.10	74,705	—	—	0.95	September 30, 2023
UltraShort MSCI EAFE	0.75	0.10	36,877	4,917	35,749	0.95	September 30, 2023
UltraShort MSCI Emerging Markets	0.75	0.10	74,690	—	—	0.95	September 30, 2023
UltraShort MSCI Japan	0.75	0.10	45,950	6,127	22,435	0.95	September 30, 2023
UltraShort Nasdaq Biotechnology	0.75	0.10	50,858	6,781	11,423	0.95	September 30, 2023
UltraShort QQQ	0.75	0.10	306,359	—	—	0.95	September 30, 2023
UltraShort Real Estate	0.75	0.10	72,069	—	—	0.95	September 30, 2023
UltraShort Russell2000	0.75	0.10	133,277	—	—	0.95	September 30, 2023
UltraShort S&P500®	0.75	0.10	—	—	—	0.95	September 30, 2023
UltraShort Semiconductors	0.75	0.10	66,476	3,554	—	0.95	September 30, 2023
UltraShort SmallCap600	0.75	0.10	33,466	4,462	32,478	0.95	September 30, 2023
UltraShort Technology	0.75	0.10	67,315	—	—	0.95	September 30, 2023
UltraShort Utilities	0.75	0.10	21,617	2,882	45,195	0.95	September 30, 2023

*  In addition to the expense limitations disclosed above, the Advisor has entered into an Advisory Fee Waiver Agreement for each Fund that reduces the annualized advisory fee rate subject to the following breakpoints: 0.75% of the first $4.0 billion of average daily net assets of the Fund, 0.70% of the next $1.5 billion, 0.65% of the next $1.5 billion, 0.60% of the next $1.5 billion and 0.55% of average daily net assets of the Fund over $8.5 billion. To the extent that a Fund achieves an asset breakpoint, the Advisor will waive fees in order to match the corresponding reduction in the tiered advisory fee limit. Any such waivers are reflected as a component of "Expenses waived and/or reimbursed by Advisor" on the Statements of Operations, and are not subject to subsequent recoupment by the Advisor. During the year ended May 31, 2023, advisory fees of $14,286 were waived for Ultra QQQ pursuant to this agreement, resulting in a net advisory fee of 0.75%. During the year ended May 31, 2023, advisory fees of $12,031,673 were waived for UltraPro QQQ pursuant to this agreement, resulting in a net advisory fee of 0.65%. During the year ended May 31, 2023, advisory fees of $422,988 were waived for UltraPro Short QQQ pursuant to this agreement, resulting in a net advisory fee of 0.74%.

PROSHARES TRUST NOTES TO FINANCIAL STATEMENTS :: MAY 31, 2023 :: 277

For each Fund, amounts waived or reimbursed by the Advisor may be recouped by the Advisor within five years of the end of the applicable contractual period to the extent that such recoupments would not cause a Fund's annualized operating expenses to exceed the lesser of (1) the expense limitation in effect at the time of waiver, and (2) the expense limitation in effect at the time of recoupment. Any amounts recouped by the Advisor during the period are reflected in the Statements of Operations as "Recoupment of prior expenses waived and/or reimbursed by Advisor". As of May 31, 2023, the amounts eligible for recoupment and the date of expiration are as follows:

	Expires September 30,						Total Amount Eligible for
Fund	2023	2024	2025	2026	2027	2028	Recoupment
Short 7-10 Year Treasury	$30,777	$68,439	$58,236	$39,494	$4,634	$34,057	$235,637
Short Dow30SM	56,819	58,253	81,443	71,179	—	27,818	295,512
Short Financials	56,880	67,106	66,465	67,738	63,344	43,960	365,493
Short FTSE China 50	64,014	72,170	73,907	69,478	89,557	59,637	428,763
Short High Yield	47,725	67,482	89,319	73,328	63,664	73,456	414,974
Short MidCap400	59,003	64,469	62,288	64,925	62,578	43,735	356,998
Short MSCI EAFE	50,861	65,323	67,005	77,986	70,867	55,167	387,209
Short MSCI Emerging Markets	33,973	67,720	74,764	73,663	81,886	74,022	406,028
Short QQQ	217,677	289,992	356,298	296,075	403,339	478,722	2,042,103
Short Real Estate	60,323	68,486	68,631	72,237	63,254	51,768	384,699
Short Russell2000	199,443	188,717	278,667	231,769	181,302	192,368	1,272,266
Short SmallCap600	60,957	69,875	67,242	69,001	66,777	42,224	376,076
Ultra 7-10 Year Treasury	71,959	89,428	90,240	91,778	89,206	34,011	466,622
Ultra 20+ Year Treasury	73,005	92,526	88,560	86,760	78,895	24,205	443,951
Ultra Communication Services	91,919	108,607	107,921	108,243	111,291	76,203	604,184
Ultra Consumer Discretionary	110,784	103,519	125,868	117,859	106,903	68,742	633,675
Ultra Consumer Staples	106,550	105,592	122,429	108,679	122,716	73,494	639,460
Ultra Dow30SM	42,175	83,495	88,574	44,099	23,810	34,313	316,466
Ultra Energy	107,939	128,797	139,377	103,663	92,512	73,716	646,004
Ultra Financials	—	58,175	123,292	—	3,013	—	184,480
Ultra FTSE China 50	87,846	77,866	88,086	79,216	98,616	60,786	492,416
Ultra FTSE Europe	57,464	67,524	68,397	91,549	83,233	52,912	421,079
Ultra Health Care	119,750	135,284	131,973	94,412	121,233	82,722	685,374
Ultra High Yield	143,367	157,017	76,009	127,422	44,669	41,940	590,424
Ultra Industrials	117,943	101,797	124,278	143,038	104,318	79,251	670,625
Ultra Materials	101,200	101,334	104,481	92,884	110,973	68,582	579,454
Ultra MidCap400	98,454	149,145	129,159	153,030	85,292	65,942	681,022
Ultra MSCI Brazil Capped	57,780	68,922	68,903	73,357	94,920	53,651	417,533
Ultra MSCI EAFE	58,330	68,038	67,971	61,981	97,732	51,568	405,620
Ultra MSCI Emerging Markets	55,431	64,469	67,179	74,970	82,325	50,214	394,588
Ultra MSCI Japan	58,663	78,352	68,707	76,205	108,148	124,416	514,491
Ultra Nasdaq Biotechnology	357,572	348,300	239,152	310,901	235,559	133,799	1,625,283
Ultra Nasdaq Cloud Computing	—	—	—	40,946	84,500	70,911	196,357
Ultra Nasdaq Cybersecurity	—	—	—	39,101	61,997	40,227	141,325
Ultra QQQ	627,801	734,603	856,753	721,976	889,318	640,413	4,470,864
Ultra Real Estate	122,540	116,571	141,016	99,269	114,980	68,458	662,834
Ultra Russell2000	793,428	598,482	325,953	1,190,983	1,132,650	—	4,041,496
Ultra Semiconductors	96,820	104,478	116,117	78,674	89,232	90,351	575,672
Ultra SmallCap600	150,594	112,888	144,160	105,717	151,135	82,993	747,487
Ultra Technology	134,585	135,520	100,677	—	35,534	23,646	429,962
Ultra Utilities	92,407	102,809	121,341	137,989	86,840	75,860	617,246
UltraPro Dow30SM	18,007	91,917	78,445	—	—	—	188,369
UltraPro MidCap400	135,605	112,696	132,762	108,219	208,021	85,527	782,830
UltraPro Russell2000	716,262	827,228	823,180	1,251,635	1,165,426	—	4,783,731
UltraPro Short 20+ Year Treasury	—	—	—	4,656	—	—	4,656
UltraPro Short Dow30SM	75,007	68,232	105,555	100,679	—	—	349,473

278 :: MAY 31, 2023 :: NOTES TO FINANCIAL STATEMENTS PROSHARES TRUST

	Expires September 30,						Total Amount Eligible for
Fund	2023	2024	2025	2026	2027	2028	Recoupment
UltraPro Short MidCap400	$65,192	$72,678	$70,658	$73,860	$71,947	$45,334	$399,669
UltraPro Short QQQ	290,662	465,759	788,628	705,136	750,180	1,068,147	4,068,512
UltraPro Short Russell2000	112,751	98,639	150,084	160,458	136,242	106,045	764,219
UltraShort 7-10 Year Treasury	—	38,595	53,252	46,329	27,548	32,463	198,187
UltraShort Consumer Discretionary	62,218	70,716	70,585	69,905	73,284	45,909	392,617
UltraShort Consumer Staples	61,744	69,385	69,579	68,984	77,931	46,142	393,765
UltraShort Dow30SM	82,051	73,406	98,336	79,732	51,568	47,406	432,499
UltraShort Energy	57,364	67,749	67,234	64,443	72,145	43,547	372,482
UltraShort Financials	61,995	69,597	74,558	71,867	68,883	49,996	396,896
UltraShort FTSE China 50	76,673	84,460	90,775	74,667	96,597	64,402	487,574
UltraShort FTSE Europe	55,794	66,712	68,772	66,885	79,728	52,924	390,815
UltraShort Health Care	61,997	68,922	69,051	68,004	77,760	45,539	391,273
UltraShort Industrials	61,531	69,529	70,135	68,882	79,531	46,096	395,704
UltraShort Materials	63,073	70,451	71,277	68,121	69,860	47,418	390,200
UltraShort MidCap400	64,164	72,713	72,300	72,191	73,814	49,439	404,621
UltraShort MSCI Brazil Capped	54,325	62,330	63,948	70,621	96,983	48,516	396,723
UltraShort MSCI EAFE	61,180	69,545	70,471	68,132	89,336	51,807	410,471
UltraShort MSCI Emerging Markets	59,291	67,152	69,292	69,189	88,250	49,909	403,083
UltraShort MSCI Japan	60,345	68,640	68,361	68,340	89,339	49,033	404,058
UltraShort Nasdaq Biotechnology	67,576	73,296	73,070	67,920	74,186	45,317	401,365
UltraShort QQQ	213,623	230,252	263,220	185,861	218,077	222,327	1,333,360
UltraShort Real Estate	68,322	81,940	87,665	74,474	71,701	50,212	434,314
UltraShort Russell2000	127,910	115,973	148,967	123,449	117,432	87,039	720,770
UltraShort Semiconductors	62,679	70,672	72,127	69,723	68,978	47,676	391,855
UltraShort SmallCap600	62,947	70,540	69,711	71,020	70,968	47,605	392,791
UltraShort Technology	62,504	71,058	72,086	68,752	73,598	44,674	392,672
UltraShort Utilities	60,800	68,277	69,238	67,517	69,824	46,923	382,579

Employees of the Advisor serve in the roles of Interested Trustee, President, Chief Legal Officer and Secretary of the Trust. These individuals receive no compensation directly from the Trust. Another employee of the Advisor serves as Chief Compliance Officer and Anti-Money Laundering Officer. This individual's related compensation, along with the compensation of staff who administer the Funds' compliance program, and certain other expenses are reimbursed to the Advisor by the Funds and are reflected on the Statements of Operations as "Compliance services fees".

5. Administration Fees

JPMorgan Chase Bank, N.A. acts as the Trust's administrator (the "Administrator"). The Administrator provides certain administrative services to the Funds, including fund accounting, fund administration and certain compliance services, pursuant to a Fund Services Agreement. For these services, each Fund shall pay the Administrator monthly, a fee accrued daily and based on average net assets. Each Fund may also reimburse the Administrator for such out-of-pocket expenses as incurred by the Administrator in the performance of its duties. Such fees are reflected on the Statements of Operations as "Administration Fees". Certain employees of the Administrator are also officers of the Trust.

6. Custodian Fees

JPMorgan Chase Bank, N.A. acts as custodian for the Funds in accordance with a Custody Agreement. The custodian holds cash, securities and other assets of the Funds as required by the 1940 Act. Custodian fees are payable monthly based on assets held in custody, investment purchases and sales activity and account maintenance fees, plus reimbursement for certain out-of-pocket expenses. Such fees are reflected on the Statements of Operations as "Custodian Fees".

7. Listing, Data and Related Fees

The Funds may incur costs relating to their initial and ongoing listing on an exchange and for the calculation and dissemination of Indicative Optimized Portfolio Values (IOPVs). Additionally, a Fund may enter into a license agreement for the right to use an Index and the related Trade Mark(s) and to receive data related to the index from the index provider. The portion of such costs attributed to each Fund is reflected on the Statements of Operations as "Listing, Data and related fees".

PROSHARES TRUST NOTES TO FINANCIAL STATEMENTS :: MAY 31, 2023 :: 279

8. Trustees Fees

The Trust, together with other affiliated trusts, pay each Independent Trustee an aggregate fee consisting of a $325,000 annual retainer (paid in quarterly increments) for services provided as a Board member. Such fees are allocated between the Funds and other affiliated funds. Each Fund's share of these fees, together with reimbursable expenses of the Trustees, is reflected on the Statements of Operations as "Trustees Fees".

9. Distribution and Service Plan

SEI Investments Distribution Co. serves as the Funds' distributor. The Trust has adopted a Distribution and Service (12b-1) Plan pursuant to which each Fund may bear a 12b-1 fee not to exceed 0.25% per annum of the Fund's average daily net assets. No 12b-1 fees are currently paid by the Funds, and there are currently no plans to impose these fees.

10. Issuance and Redemption of Fund Shares

Each Fund issues and redeems its shares only to Authorized Participants (typically broker-dealers) in exchange for the deposit or delivery of a basket of assets (securities and/or cash), in large blocks known as Creation Units, each of which is comprised of a specified number of shares.

To the extent the Funds permit the contribution of securities in exchange for the purchase of shares (contribution in-kind), shares may be issued in advance of receipt by the Fund of all or a portion of the applicable Deposit Securities. In these circumstances, the Fund may require the Authorized Participant to maintain with the Trust an amount up to 115% and/or 125% of the daily mark-to-market value of the missing Deposit Securities.

Retail investors may only purchase and sell Fund shares on a national securities exchange through a broker-dealer and such transactions may be subject to customary commission rates imposed by the broker-dealer.

Authorized Participants may pay transaction fees to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units. Transaction fees related to unsettled Creation Unit transactions are included in the receivable for capital shares issued on the Statements of Assets and Liabilities. None of the Funds had any transaction fees for the period ended November 30, 2022 or the year ended May 31, 2023.

11. Investment Transactions

For the year ended May 31, 2023, the cost of securities purchased and proceeds from sales of securities (U.S. government securities for ProShares Ultra 7-10 Year Treasury and ProShares Ultra 20+ Year Treasury), excluding short-term securities, derivatives and in-kind transactions, were:

Fund	Purchases	Sales
Ultra Communication Services	$582,209	$2,487,252
Ultra Consumer Discretionary	7,121,738	7,152,564
Ultra Consumer Staples	6,866,727	2,283,370
Ultra Dow30SM	137,031,408	32,030,524
Ultra Energy	102,165,383	61,226,815
Ultra Financials	214,536,807	265,213,529
Ultra Health Care	14,883,327	39,807,743
Ultra Industrials	9,957,660	10,806,019
Ultra Materials	14,320,631	16,362,942
Ultra MidCap400	47,994,768	51,636,799
Ultra MSCI Japan	2,509,826	2,527,604
Ultra Nasdaq Biotechnology	19,012,790	28,495,919
Ultra Nasdaq Cloud Computing	894,109	1,341,730
Ultra Nasdaq Cybersecurity	—	204,203
Ultra QQQ	1,760,710,945	753,977,354
Ultra Real Estate	18,065,257	44,943,257
Ultra Russell2000	77,878,844	69,431,316
Ultra S&P500®	1,293,286,116	344,256,884
Ultra Semiconductors	118,088,271	72,867,825
Ultra SmallCap600	7,512,767	10,794,368
Ultra Technology	186,273,109	217,355,138
Ultra Utilities	3,023,032	11,444,367
UltraPro Dow30SM	400,216,877	210,425,018
UltraPro MidCap400	16,419,249	21,174,325
UltraPro QQQ	13,184,485,025	12,626,503,091
UltraPro Russell2000	147,120,187	158,945,897
UltraPro S&P500®	1,191,276,807	621,701,927

280 :: MAY 31, 2023 :: NOTES TO FINANCIAL STATEMENTS PROSHARES TRUST

12. In-Kind Transactions

During the period presented in this report, certain Funds delivered portfolio securities in exchange for the redemption of shares (redemption-in-kind). Cash and securities were transferred for redemptions at fair value. For financial reporting purposes, the Funds recorded net realized gains and losses in connection with each transaction.

For the year ended May 31, 2023, the fair value of the securities transferred for redemptions, and the net realized gains (losses) recorded in connection with the transactions were as follows:

Fund	Fair Value	Net Realized Gains (Losses)
Ultra Consumer Discretionary	$2,115,949	$(528,069)
Ultra Consumer Staples	5,158,961	(236,321)
Ultra Dow30SM	164,268,861	6,374,543
Ultra Energy	87,128,270	26,533,156
Ultra Financials	55,006,516	(1,092,333)
Ultra Health Care	38,390,905	(269,866)
Ultra Industrials	5,695,463	182,569
Ultra Materials	15,202,108	19,266
Ultra MidCap400	7,463,083	1,694,955
Ultra Nasdaq Biotechnology	21,128,060	558,589
Ultra Nasdaq Cloud Computing	1,596,995	199,100
Ultra QQQ	2,968,329,237	58,922,929
Ultra Real Estate	11,040,704	(34,854)
Ultra Russell2000	23,685,023	(4,542,536)
Ultra S&P500®	4,197,227,418	(19,958,124)
Ultra Semiconductors	84,439,216	2,009,380
Ultra SmallCap600	3,025,247	422,341
Ultra Technology	133,674,071	(12,900,967)
Ultra Utilities	1,999,442	100,376
UltraPro Dow30SM	723,119,266	29,825,401
UltraPro MidCap400	5,483,857	209,952
UltraPro QQQ	25,448,652,293	839,338,524
UltraPro Russell2000	23,502,465	1,532,951
UltraPro S&P500®	3,511,467,911	102,465,904

In addition, during the period, certain Funds received securities in exchange for subscriptions of shares (subscriptions-in-kind). For the year ended May 31, 2023, the fair value of the securities received for subscriptions were as follows:

Fund	Fair Value
Ultra Communication Services	$805,994
Ultra Consumer Staples	844,119
Ultra Energy	44,267,473
Ultra Health Care	23,061,965
Ultra Industrials	4,828,165
Ultra Materials	3,064,612
Ultra MidCap400	7,045,707
Ultra Nasdaq Biotechnology	14,125,634
Ultra Nasdaq Cloud Computing	1,492,086
Ultra QQQ	2,184,095,892
Ultra Real Estate	4,431,614
Ultra S&P500®	3,105,388,983
Ultra Semiconductors	38,381,206
Ultra SmallCap600	3,554,083
Ultra Technology	68,184,693
Ultra Utilities	1,284,627

PROSHARES TRUST NOTES TO FINANCIAL STATEMENTS :: MAY 31, 2023 :: 281

Fund	Fair Value
UltraPro Dow30SM	$484,805,973
UltraPro MidCap400	6,919,375
UltraPro QQQ	19,878,075,608
UltraPro S&P500®	2,869,550,332

13. Risk

Some risks apply to all Funds, while others are specific to the investment strategy of certain Funds. Each Fund may be subject to other risks in addition to these identified risks. This section discusses certain common principal risks encountered by the Funds.

•  Risks Associated with the Use of Derivatives

Certain Funds obtain investment exposure through derivatives (including investing in futures contracts, options on futures contracts, securities and indexes, forward contracts, swap agreements and similar instruments). Investing in derivatives may be considered aggressive and may expose a Fund to risks different from, or possibly greater than, the risks associated with investing directly in securities underlying the derivative, including: 1) the risk that there may be imperfect correlation between the price of financial instruments and movements in the prices of the underlying reference asset(s); 2) the risk that an instrument is mispriced; 3) credit or counterparty risk on the amount each Fund expects to receive from a counterparty; 4) the risk that securities prices, interest rates and currency markets will move adversely and a Fund will incur significant losses; 5) the risk that the cost of holding a financial instrument might exceed its total return; and 6) the possible absence of a liquid secondary market for a particular instrument and possible exchange-imposed price fluctuation limits, either of which may make it difficult or impossible to adjust a Fund's position in a particular instrument when desired. The occurrence of any of these factors may prevent the Fund from achieving its investment objective. Because derivatives often require limited initial investment, the use of derivatives also may expose the Fund to losses in excess of those amounts initially invested.

Certain Funds may use a combination of swaps on an underlying index or swaps on an ETF that is designed to track the performance of that index. The performance of an ETF may not track the performance of its underlying index due to embedded costs and other factors. Thus, to the extent a Fund invests in swaps that use an ETF as the reference asset, that Fund may be subject to greater correlation risk and may not achieve as high a degree of correlation with its index as it would if the Fund used only swaps on the underlying index.

Moreover, with respect to the use of swap agreements, if an index has a dramatic intraday move that causes a material decline in a Fund's net assets, the terms of a swap agreement between the Fund and its counterparty may permit the counterparty to immediately close out the transaction with the Fund. In that event, the Fund may be unable to enter into another swap agreement or invest in other derivatives to achieve the desired exposure consistent with the Fund's investment objective. This, in turn, may prevent the Fund from achieving its investment objective, even if the Index reverses all or a portion of its intraday move by the end of the day. Any costs associated with using derivatives will also have the effect of lowering the Fund's return.

•  Leverage Risk

Certain Funds utilize leverage (i.e., obtain investment exposure in excess of their assets) in seeking to achieve their investment objective and will lose more money in market environments adverse to their daily objective than similar funds that do not employ leverage.

Because the Funds that utilize leverage include either a -3x or 3x multiplier or a -2x or 2x multiplier, a single day adverse price movement approaching 33% or 50%, respectively, in a relevant benchmark, could result in the total loss of an investor's investment.

•  Concentration Risk

Certain Funds may typically concentrate their investments in issuers of one or more particular industries to the same extent that their underlying indexes are so concentrated and to the extent permitted by applicable regulatory guidance. There is a risk that those issuers (or industry sectors) will perform poorly and negatively impact a Fund. Concentration risk results from maintaining exposure (long or short) to issuers conducting business in a specific industry. The risk of concentrating investments in a limited number of issuers in a particular industry is that a Fund will be more susceptible to the risks associated with that industry than a Fund that does not concentrate its investments.

•  Correlation Risk

There is no guarantee that a Fund will achieve a high degree of correlation with its index or a multiple or inverse thereof. Failure to achieve a high degree of correlation may prevent a Fund from achieving its investment objective. The percentage change of the Fund's NAV each day may differ, perhaps significantly in amount, and possibly even direction, from the percentage change of the Fund's index on such day. A number of other factors may adversely affect a Fund's correlation with its index, including material over- or under-exposure, fees, expenses, transaction costs, financing costs associated with the use of derivatives, income items, valuation methodology, infrequent trading in the securities underlying its index, accounting standards and disruptions or illiquidity in the markets for the securities or financial instruments

282 :: MAY 31, 2023 :: NOTES TO FINANCIAL STATEMENTS PROSHARES TRUST

in which a Fund invests. While each Fund generally attempts to track the performance of the Index by investing all, or substantially all, of its assets in the securities that make up the Index in approximately the same proportion as their weighting in the Index, at times a Fund may not have investment exposure to all securities in its index, or, with respect to equity funds, its weighting of investment exposure to such securities, financial investments or industries may be different from that of the index. In addition, a Fund may invest in securities or financial investments not included in the index or in financial instruments. Each Fund may take or refrain from taking positions in order to improve tax efficiency or comply with regulatory restrictions, or for other reasons, each of which may negatively affect the Fund's correlation with its index. A Fund may also be subject to large movements of assets into and out of the Fund, potentially resulting in the Fund being over- or underexposed to its index and may be impacted by index reconstitutions and index rebalancing events. Additionally, a Fund's underlying investments may trade on markets that may or may not be open on the same day as the Fund. Furthermore, a Fund's currency holdings may be valued at a different time than the level of its index. In addition, the Funds with a foreign currency hedging strategy may also be unable to perfectly match the Index and will introduce additional costs, both sources of additional correlation risk. Any of these factors could decrease correlation between the performance of a Fund and the index and may hinder a Fund's ability to meet its investment objective.

•  Counterparty Risk

A Fund will be subject to credit risk (i.e., the risk that a counterparty is unwilling or unable to make timely payments or otherwise meet its contractual obligations) with respect to the amount the Fund expects to receive from counterparties to financial instruments (including derivatives and repurchase agreements) entered into by the Fund. A Fund generally structures the agreements such that either party can terminate the contract without penalty prior to the termination date. If a counterparty terminates a contract, a Fund may not be able to invest in other derivatives to achieve the desired exposure, or achieving such exposure may be more expensive. A Fund may be negatively impacted if a counterparty becomes bankrupt or otherwise fails to perform its obligations under such an agreement.

At May 31, 2023, the ProShares Ultra Communication Services, ProShares Ultra FTSE China 50, ProShares Ultra FTSE Europe, ProShares Ultra MSCI EAFE, ProShares Ultra MSCI Emerging Markets, ProShares Ultra Nasdaq Cloud Computing, ProShares Ultra Semiconductors, ProShares Ultra Technology, ProShares UltraPro Short MidCap400, ProShares UltraShort 7-10 Year Treasury, ProShares Ultra Energy, ProShares UltraShort FTSE China 50, ProShares UltraShort Nasdaq Biotechnology and ProShares UltraShort SmallCap600. Funds had net unrealized appreciation on swaps with a single counterparty which exceeded 5% of each Fund's net assets.

•  Geographic Concentration Risk

Certain Funds that focus their investments in companies economically tied to particular foreign countries or geographic regions may be particularly susceptible to political, social, economic or regulatory events affecting those countries or regions. The performance of such Funds may be more volatile than a more geographically diversified fund.

•  Foreign Currency Risk

Certain Funds may seek leveraged, inverse, or inverse leveraged exposure to investments denominated in foreign currencies. Investments denominated in foreign currencies are exposed to more risk than those investments denominated in U.S. dollars. The value of an investment denominated in a foreign currency could change significantly as foreign currencies strengthen or weaken relative to the U.S. dollar. Foreign currency losses could offset or exceed any potential gains, or add to losses, in the related investments. Regulatory fees or higher custody fees maybe imposed on foreign currency holdings.

•  Inflation Risk

Inflation risk is the risk that the value of assets or income from a Fund's investments will be worth less in the future as inflation decreases the value of payments at future dates. As inflation increases, the real value of a Fund's portfolio could decline. Inflation rates may change frequently and drastically as a result of various factors and the Fund's investments may not keep pace with inflation, which may result in losses to Fund investors or adversely affect the real value of shareholders' investments in a Fund. Inflation has recently increased and it cannot be predicted whether it may decline.

•  Liquidity Risk

In certain circumstances, such as the disruption of the orderly markets for the securities and/or financial instruments in which a Fund invests, the Fund might not be able to acquire or dispose of certain holdings quickly or at prices that represent true market value in the judgment of the Advisor. Markets for the securities and/or financial instruments in which a Fund invests may be disrupted by a number of events, including but not limited to economic crises, natural disasters, new legislation, or regulatory changes inside or outside of the U.S. For example, regulation limiting the ability of certain financial institutions to invest in certain securities would likely reduce the liquidity of those securities. These situations may prevent a Fund from limiting losses, realizing gains or achieving a high correlation with its index.

PROSHARES TRUST NOTES TO FINANCIAL STATEMENTS :: MAY 31, 2023 :: 283

•  Debt Instrument Risk

Certain Funds invest in, or seek leveraged, inverse, or inverse leveraged exposure to, debt instruments. Debt instruments may have varying levels of sensitivity to changes in interest rates and other factors. In addition, changes in the credit quality of the issuer of a debt instrument (including a default) can also affect the price of a debt instrument, as can an issuer's default on its payment obligations. These factors may cause the value of an investment in a Fund to change.

•  Natural Disaster/Epidemic Risk

Natural or environmental disasters, such as earthquakes, fires, floods, hurricanes, tsunamis and other severe weather-related phenomena generally, and widespread disease, including pandemics and epidemics (for example, the novel coronavirus COVID-19), have been and can be highly disruptive to economies and markets and have recently led, and may continue to lead, to increased market volatility and significant market losses. Such natural disaster and health crises could exacerbate political, social, and economic risks, and result in significant breakdowns, delays, shutdowns, social isolation, and other disruptions to important global, local and regional supply chains affected, with potential corresponding results on the operating performance of the Funds and their investments. A climate of uncertainty and panic, including the contagion of infectious viruses or diseases, may adversely affect global, regional, and local economies and reduce the availability of potential investment opportunities, and increases the difficulty of performing due diligence and modeling market conditions, potentially reducing the accuracy of financial projections. Under these circumstances, the Fund may have difficulty achieving its investment objectives which may adversely impact Fund performance. Further, such events can be highly disruptive to economies and markets, significantly disrupt the operations of individual companies (including, but not limited to, the Fund's investment advisor, third party service providers and counterparties), sectors, industries, markets, securities and commodity exchanges, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of the Funds' investments. These factors can cause substantial market volatility, exchange trading suspensions and closures, changes in the availability of and the margin requirements for certain instruments, and can impact the ability of the Fund to complete redemptions and otherwise affect Fund performance and Fund trading in the secondary market. A widespread crisis would also affect the global economy in ways that cannot necessarily be foreseen. How long such events will last and whether they will continue or recur cannot be predicted. Impacts from these could have a significant impact on a Fund's performance, resulting in losses to your investment.

•  Risk of Public Health Disruptions

The onset of the novel coronavirus (COVID-19) has caused significant shocks to global financial markets and economies, with many governments taking extreme actions to slow and contain the spread of COVID-19 (including any variants). These actions have had, and likely will continue to have, a severe economic impact on global economies as economic activity in some instances has essentially ceased. The global economic shocks being experienced as of the date hereof may cause the underlying assumptions and expectations of the Fund's to quickly become outdated or inaccurate, resulting in significant losses. Additionally, other public health issues, war, military conflicts, sanctions, acts of terrorism, sustained elevated inflation, supply chain issues or other events could have a significant negative impact on global financial markets and economies. Russia's recent military incursions in Ukraine have led to and may lead to additional sanctions being levied by the United States, European Union and other countries against Russia. Russia's military incursion and the resulting sanctions could adversely affect global energy and financial markets and thus could affect the value of the Fund's investments, even beyond any direct exposure the Fund's may have to the region or to adjoining geographic regions. The extent and duration of the military action, sanctions and resulting market disruptions are impossible to predict, but could have a severe adverse effect on the region, including significant negative impacts on the economy and the markets for certain securities and commodities, such as oil and natural gas. How long such tensions and related events will last cannot be predicted. These tensions and any related events could have significant impact on the Fund's performance and the value of an investment in the Funds.

•  Risks of Government Regulation

The Financial Industry Regulatory Authority ("FINRA") issued a notice on March 8, 2022 seeking comment on measures that could prevent or restrict investors from buying a broad range of public securities designated as "complex products" — which could include the leveraged and inverse funds offered by ProShare Advisors. The ultimate impact, if any, of these measures remains unclear. However, if regulations are adopted, they could, among other things, prevent or restrict investors' ability to buy the funds.

14. Indemnifications

Under the Trust's organizational documents, its officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business the Trust enters into contracts that contain a variety of general indemnifications. The Trust's maximum exposure under these arrangements cannot be known; however, the Trust expects risk of significant loss to be remote.

284 :: MAY 31, 2023 :: NOTES TO FINANCIAL STATEMENTS PROSHARES TRUST

15. Transactions with Lehman Brothers Holdings, Inc.

On September 15, 2008, Lehman Brothers Holdings, Inc. filed a petition for Chapter 11 bankruptcy. Prior thereto, the Funds transacted business with subsidiaries of Lehman (together with Lehman Brothers Holdings, Inc., "Lehman") whereby Lehman acted as a counterparty to certain derivative transactions and as a broker-dealer for certain investment transactions. All derivative and brokerage transactions with Lehman were terminated and executed, respectively, prior to September 15, 2008, but certain settlement payments related to such transactions were not due to be made until on or after September 15. Settlement of these transactions has been delayed due to Lehman's bankruptcy proceedings.

To the extent that Lehman, the Securities Investor Protection Corporation ("SIPC") and/or any clearing agency (the "Potential Paying Parties") fail to pay the Funds in connection with the settlement of such transactions, the Advisor has agreed to reimburse the Funds for any such losses. Specifically, the Receivables Agreement among the Advisor, ProFund Advisors LLC (an investment adviser affiliated with the Advisor), ProFunds Trust, and the Trust (collectively, the "PF Trusts") (each affiliated and under common controls with the other PF Trusts) provides that the investment adviser to specified funds of the PF Trusts will contribute cash to any such fund, equal to the amounts owed to the fund from Lehman for brokerage transactions and/or written over-the-counter derivatives agreements as of September 15, 2008 (the "Lehman Obligations"). The Receivable Agreement will not terminate until all Lehman Obligations are paid. Payments under the Receivable Agreement are triggered if any specified fund of a PF Trust does not recover the full amounts owed to it by Lehman following conclusion of all bankruptcy, liquidation and SIPC proceedings relating to Lehman. Management has determined that the Advisor has a sufficient financial ability to cover any shortfall in payments from the Potential Paying Parties, including the full amount of such outstanding balances if necessary. Accordingly, no loss is expected to be realized by the Funds. The outstanding swap agreement and brokerage transaction balances due from Lehman are included in "Due from (to) counterparty" and "Receivable for investments sold", respectively, on the Statements of Assets and Liabilities.

16. Subsequent Events

Subsequent events occurring after the date of this report have been evaluated for potential impact, for purposes of recognition or disclosure in the financial statements, through the date the report was issued.

PROSHARES TRUST NOTES TO FINANCIAL STATEMENTS :: MAY 31, 2023 :: 285

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of ProShares Trust and Shareholders of each of the eighty-one funds listed below

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of portfolio investments (or summary schedules of portfolio investments for the Funds indicated with an asterisk below), of each of the funds listed below (eighty-one of the funds constituting ProShares Trust, hereafter collectively referred to as the "Funds") as of May 31, 2023, the related statements of operations for the year ended May 31, 2023, the statements of changes in net assets for each of the two years in the period ended May 31, 2023, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of May 31, 2023, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended May 31, 2023, and each of the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America.

Short 7-10 Year Treasury

Short 20+ Year Treasury

Short Dow30SM

Short Financials

Short FTSE China 50

Short High Yield

Short MidCap400

Short MSCI EAFE

Short MSCI Emerging Markets

Short QQQ

Short Real Estate

Short Russell2000

Short S&P500®

Short SmallCap600

Ultra 7-10 Year Treasury

Ultra 20+ Year Treasury

Ultra Communication Services

Ultra Consumer Discretionary

Ultra Consumer Staples

Ultra Dow30SM

Ultra Energy

Ultra Financials

Ultra FTSE China 50

Ultra FTSE Europe

Ultra Health Care

Ultra High Yield

Ultra Industrials

Ultra Materials

Ultra MidCap400*

Ultra MSCI Brazil Capped

Ultra MSCI EAFE

Ultra MSCI Emerging Markets

Ultra MSCI Japan

Ultra Nasdaq Biotechnology*

Ultra Nasdaq Cloud Computing

Ultra Nasdaq Cybersecurity

Ultra QQQ

Ultra Real Estate

Ultra Russell2000*

Ultra S&P500®*

Ultra Semiconductors

Ultra SmallCap600*

Ultra Technology

Ultra Utilities

UltraPro Dow30SM

UltraPro MidCap400*

UltraPro QQQ

UltraPro Russell2000*

UltraPro S&P500®*

UltraPro Short 20+ Year Treasury

UltraPro Short Dow30SM

UltraPro Short MidCap400

UltraPro Short QQQ

UltraPro Short Russell2000

UltraPro Short S&P500®

UltraShort 7-10 Year Treasury

UltraShort 20+ Year Treasury

UltraShort Consumer Discretionary

UltraShort Consumer Staples

UltraShort Dow30SM

UltraShort Energy

UltraShort Financials

UltraShort FTSE China 50

UltraShort FTSE Europe

UltraShort Health Care

UltraShort Industrials

UltraShort Materials

UltraShort MidCap400

UltraShort MSCI Brazil Capped

UltraShort MSCI EAFE

UltraShort MSCI Emerging Markets

UltraShort MSCI Japan

UltraShort Nasdaq Biotechnology

UltraShort QQQ

UltraShort Real Estate

UltraShort Russell2000

UltraShort S&P500®

UltraShort Semiconductors

UltraShort SmallCap600

UltraShort Technology

UltraShort Utilities

Basis for Opinions

These financial statements are the responsibility of the Funds' management. Our responsibility is to express an opinion on the Funds' financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation

286 :: REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM PROSHARES TRUST

of securities owned as of May 31, 2023 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/ PricewaterhouseCoopers LLP

Baltimore, Maryland
July 27, 2023

We have served as the auditor of one or more investment companies in ProFunds and ProShares Trust group since 1997.

PROSHARES TRUST REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM :: 287

Federal Tax Information

Under the Jobs and Growth Tax Relief Reconciliation Act of 2003 (the "Act"), the percentages of ordinary dividends paid during the tax year ended October 31, 2022 are designated as "qualified dividend income" (QDI), as defined in the Act, subject to reduced tax rates in 2022. The Funds also qualify for the dividends received deduction (DRD) for corporate shareholders. The Funds designated up to the maximum amount of qualified interest income (QII) from ordinary distributions paid during the tax year ended October 31, 2022.

Funds with Short-Term Capital Gain Designation

For the tax year ended October 31, 2022, the Trust does not have any ordinary distributions paid during the Trust's tax year that are from qualified short-term capital gain. The funds designate up to the maximum amount of Qualified Short Term Gains.

Funds with Equalization

For the tax year ended October 31, 2022, the following Fund utilized equalization to offset long-term capital gains with the amounts stated below:

Fund	Long-Term
Ultra FTSE Europe	$22,230

Proxy Voting Information

A description of the Trust's (1) proxy voting policies, (2) proxy voting procedures and (3) information regarding how the Trust voted any proxies related to portfolio securities for the prior twelve-month period ended June 30, is available by August 31 of each year, without charge, upon request by contacting the Fund directly at 1-866-PRO-5125 or on the Securities and Exchange Commission ("SEC") Website (http://www.sec.gov).

Quarterly Portfolio Holdings Information

The Funds will file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT (Form N-Q for filings prior to March 1, 2019). The Funds' Form N-PORT will be available on the SEC's Website at http://www.sec.gov. The Funds' Form N-PORT may also be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Premium/Discount Information

Information about the differences between the daily market price on the secondary markets for shares of a Fund and the Fund's net asset value may be found on the website at www.ProShares.com

288 :: MISC. INFORMATION (UNAUDITED) PROSHARES TRUST

Name, Address and Birth Date	Position(s) Held with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios* in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Independent Trustees
William D. Fertig c/o ProFunds 7272 Wisconsin Avenue, 21st Floor Bethesda, MD 20814 Birth Date: 9/56	Trustee	Indefinite; June 2011 to present	Context Capital Management (Alternative Asset Management): Chief Investment Officer (September 2002 to present)	ProShares (121) ProFunds (116)	Context Capital
Russell S. Reynolds, III c/o ProFunds 7272 Wisconsin Avenue, 21st Floor Bethesda, MD 20814 Birth Date: 7/57	Trustee	Indefinite; November 2005 to present	RSR Partners and predecessor company (Retained Executive Recruitment and Corporate Governance Consulting): Managing Director (February 1993 to present)	ProShares (121) ProFunds (116)	RSR Partners, Inc.
Michael C. Wachs c/o ProFunds 7272 Wisconsin Avenue, 21st Floor Bethesda, MD 20814 Birth Date: 10/61	Trustee	Indefinite; November 2005 to present	Linden Lane Capital Partners LLC (Real Estate Investment and Development): Managing Principal (2010 to present)	ProShares (121) ProFunds (116)	NAIOP (the Commercial Real Estate Development Association)
Interested Trustee and Chairman of the Board
Michael L. Sapir** 7272 Wisconsin Avenue, 21st Floor Bethesda, MD 20814 Birth Date: 5/58	Trustee and Chairman	Indefinite; 2002 to present	Chairman and Chief Executive Officer of the ProShare Advisors (November 2005 to present); ProFund Advisors LLC (April 1997 to present); and ProShare Capital Management LLC (August 2008 to present)	ProShares (121) ProFunds (116)

*  Represents number of operational portfolios in Fund complex overseen by Trustee.

**  Mr. Sapir is an "interested person," as defined by the 1940 Act, because of his ownership interest in ProShare Advisors.

The Statement of Additional Information ("SAI") includes additional information about the Trust's Trustees and is available, without charge, upon request by contacting the Fund directly at 1-866-PRO-5125.

PROSHARES TRUST TRUSTEES AND EXECUTIVE OFFICERS OF PROSHARES TRUST (UNAUDITED) :: 289

Name, Address and Birth Date	Position(s) Held with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
Officers
Todd B. Johnson 7272 Wisconsin Avenue, 21st Floor Bethesda, MD 20814 Birth Date: 1/64	President	Indefinite; January 2014 to present	Chief Investment Officer of the Proshare Advisors (December 2008 to present); ProFund Advisors LLC (December 2008 to present); and ProShare Capital Management LLC (February 2009 to present)
Maria Clem Sell 3 Canal Plaza, Suite 100 Portland, ME 04101 Birth Date: 2/78	Treasurer	Indefinite; June 2022 to present	Senior Principal Consultant, Principal Financial Officer Group, ACA Group (2021 to present); Director, Fund Administration and Reporting, Franklin Templeton (2014 to 2021)
Victor M. Frye, Esq. 7272 Wisconsin Avenue, 21st Floor Bethesda, MD 20814 Birth Date: 10/58	Chief Compliance Officer and AML Officer	Indefinite; November 2005 to present

Counsel and Chief Compliance Officer of the ProShare Advisors (December 2004 to present) and ProFund Advisors LLC (October 2002 to present); Secretary of ProFunds Distributors, Inc. (April 2008 to present)

Richard F. Morris 7272 Wisconsin Avenue, 21st Floor Bethesda, MD 20814 Birth Date: 8/67	Chief Legal Officer and Secretary	Indefinite; December 2015 to present

General Counsel of ProShare Advisors; ProFund Advisors LLC; and ProShare Capital Management LLC (December 2015 to present); Chief Legal Officer of ProFunds Distributors, Inc. (December 2015 to present)

290 :: TRUSTEES AND EXECUTIVE OFFICERS OF PROSHARES TRUST (UNAUDITED) PROSHARES TRUST

ProShares Trust

7272 Wisconsin Avenue, 21st Floor, Bethesda, MD 20814

866.PRO.5125 866.776.5125

ProShares.com

This report is submitted for the general information of the shareholders of ProShares. It is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus. To obtain the most recent month end performance information for each ETF, visit ProShares.com.

"QQQ", "NASDAQ-100®" and "NASDAQ Biotechnology Index®" are trademarks of The NASDAQ OMX Group, Inc. "Standard & Poor's®", "S&P®", "S&P 500®", "S&P MidCap 400®", "S&P SmallCap 600®", "Standard & Poor's 500®", certain "S&P Select Industry Indices", "Dow Jones Index", "DJ", "Dow Jones Industrial AverageSM", "The Dow 30SM", "Dow Jones U.S. Sector Indexes", "Dow Jones Select Sector Indexes" are products of S&P Dow Jones Indices LLC and its affiliates. The "Russell 2000® Index" and "Russell®" are trademarks of Russell Investment Group. "MSCI", "MSCI Inc.", "MSCI Index" and "EAFE" are service marks of MSCI. "ICE U.S. 7-10 Year Bond IndexTM" and "ICE U.S. 20+ Year Bond IndexTM" are trademarks of Intercontinental Exchange, Inc. "iBoxx®" is a registered trademark of Markit Indices Limited. All have been licensed for use by ProShares. "S&P®" is a registered trademark of Standard & Poor's Financial Services LLC ("S&P") and "Dow Jones®" is a registered trademark of Dow Jones Trademark Holdings LLC ("Dow Jones") and have been licensed for use by S&P Dow Jones Indices LLC and its affiliates. "FTSE®" is a trademark of the London Stock Exchange plc and The Financial Times Limited and is used by FTSE International Limited ("FTSE") under license. ProShares have not been passed on by these entities or their subsidiaries or affiliates as to their legality or suitability. ProShares are not sponsored, endorsed, sold or promoted by these entities or their subsidiaries or affiliates, and they make no representation regarding the advisability of investing in ProShares. THESE ENTITIES AND THEIR SUBSIDIARIES AND AFFILIATES MAKE NO WARRANTIES AND BEAR NO LIABILITY WITH RESPECT TO PROSHARES.

© 2023 ProShare Advisors LLC. All rights reserved.  PSGAN0523

(b)	Include a copy of each notice transmitted to stockholders in reliance on Rule 30e-3 under the Act (17 CFR 270.30e-3) that contains disclosures specified by paragraph (c)(3) of that rule.

Not applicable.

Item 2. Code of Ethics.

As of the end of the period, May 31, 2023, the registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. This code of ethics is included as Exhibit 13(a)(1). There were no amendments or waivers to the code of ethics during the period covered by this report.

Item 3. Audit Committee Financial Expert.

The audit committee financial experts are William D. Fertig and Michael C. Wachs, who are “independent” for purposes of this Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees

For the fiscal year ended May 31, 2023, PricewaterhouseCoopers LLP (“PwC”), the Fund’s independent registered public accounting firm, billed the Funds aggregate fees of $1,781,784 for professional services rendered for the audit of the Funds’ annual financial statements included in the Funds’ annual report to shareholders.

For the fiscal year ended May 31, 2022, PricewaterhouseCoopers LLP (“PwC”), the Fund’s independent registered public accounting firm, billed the Funds aggregate fees of $1,743,249 for professional services rendered for the audit of the Funds’ annual financial statements included in the Funds’ annual report to shareholders.

(b)	Audit-Related Fees

For the fiscal year ended May 31, 2023, PwC did not bill the Funds any fees for assurances and related services that are reasonably related to the performance of the audit of the Funds’ financial statements and are not reported under the section Audit Fees above.

For the fiscal year ended May 31, 2022, PwC did not bill the Funds any fees for assurances and related services that are reasonably related to the performance of the audit of the Funds’ financial statements and are not reported under the section Audit Fees above.

(c)	Tax Fees

For the fiscal year ended May 31, 2023, PwC billed the Funds aggregate fees of $971,246 for professional services rendered for tax compliance, tax advice and tax planning. The nature of the services comprising the Tax Fees was the preparation of the Funds’ federal and state income tax returns, preparation of tax returns for certain foreign jurisdictions, excise tax calculations and returns and review of the Funds’ calculations of capital gain and income distributions.

For the fiscal year ended May 31, 2022, PwC billed the Funds aggregate fees of $1,038,920 for professional services rendered for tax compliance, tax advice and tax planning. The nature of the services comprising the Tax Fees was the preparation of the Funds’ federal and state income tax returns, preparation of tax returns for certain foreign jurisdictions, excise tax calculations and returns and review of the Funds’ calculations of capital gain and income distributions.

(d)	All Other Fees

For the fiscal year ended May 31, 2023, PwC did not bill the Funds any fees for products and services other than those disclosed above.

For the fiscal year ended May 31, 2022, PwC did not bill the Funds any fees for products and services other than those disclosed above.

(e)(1)	The Audit Committee may pre-approve at any regularly scheduled Audit Committee meeting audit, audit-related, tax and other non-audit services to be rendered or that may be rendered by the Auditor to the Trust and certain non-audit services to be rendered by the Auditor to the Advisor which require pre-approval by the Audit Committee. In connection with such preapprovals, the Auditor, or a Trust officer, with the assistance of the Auditor, shall provide the Audit Committee with a report containing information about each type of service to be pre-approved at the meeting.

The Trust will use a combination of the approaches for pre-approving proposed services: (1) the proposed service may be specifically pre-approved by the Audit Committee (“specific pre-approval”) or (2) may be pre-approved without consideration of specific case-by-case services by the audit committee (“general pre-approval”). Unless a type of service has received general pre-approval, it will require specific pre-approval by the Audit Committee. Additionally, any proposed services exceeding pre-approved cost levels will also require specific pre-approval by the Audit Committee.

(e)(2)	For the fiscal years ended May 31, 2023 and May 31, 2022, the Funds’ Audit Committee did not waive the pre-approval requirement of any non-audit services to be provided to the Funds by PwC.

(f)	Not applicable.

(g)	For the fiscal year ended May 31, 2023, PwC billed aggregate non-audit fees to the Funds of $971,246 as disclosed in Items 4(b), 4(c) and 4(d) above. During this period, PwC did not provide any services to the Funds’ investment adviser, ProShare Advisors LLC.

For the fiscal year ended May 31, 2022, PwC billed aggregate non-audit fees to the Funds of $1,038,920 as disclosed in Items 4 (b), 4(c) and 4(d) above. During this period, PwC did not provide any services to the Funds’ investment adviser, ProShare Advisors LLC.

(h)	Not applicable.

(i)	Not applicable.

(j)	Not applicable.

Item 5. Audit Committee of Listed Registrants.

(a)	The registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act of 1934 and has a separately-designated audit committee established in accordance with Section 3(s)(58(A) of the Exchange Act of 1934. The registrant’s audit committee members are Michael C. Wachs, Russell S. Reynolds, III and William D. Fertig.

(b)	Not applicable.

Item 6. Investments

(a)	Schedule I – Investments in securities of unaffiliated issuers

For those Funds which included a Summary Schedule of Investments in the annual report, full schedules of investments are included below.

Hedge Replication ETF

Schedule of Portfolio Investments

May 31, 2023

Investments	Shares	Value ($)

COMMON STOCKS - 15.2%

Aerospace & Defense - 0.1%
AAR Corp.*	74	3,708
Aerojet Rocketdyne Holdings, Inc.*	178	9,697
AeroVironment, Inc.*	55	5,138
AerSale Corp.*	55	826
Archer Aviation, Inc., Class A*	325	969
Astra Space, Inc.*	347	125
Astronics Corp.*	57	906
Cadre Holdings, Inc.	43	899
Ducommun, Inc.*	25	1,024
Kaman Corp.	63	1,309
Kratos Defense & Security Solutions, Inc.*	277	3,640
Momentus, Inc., Class A*	126	42
Moog, Inc., Class A	64	6,221
National Presto Industries, Inc.	12	895
Park Aerospace Corp.	44	576
Parsons Corp.*	75	3,352
Redwire Corp.*	44	107
Rocket Lab USA, Inc.*	484	2,217
Terran Orbital Corp.*	92	108
Triumph Group, Inc.*	144	1,611
V2X, Inc.*	27	1,114
Virgin Galactic Holdings, Inc.*	543	1,879
		46,363
Air Freight & Logistics - 0.0%(a)
Air Transport Services Group, Inc.*	130	2,171
Forward Air Corp.	60	5,836
Hub Group, Inc., Class A*	72	5,296
Radiant Logistics, Inc.*	83	519
		13,822
Automobile Components - 0.2%
Adient plc*	213	7,176
American Axle & Manufacturing Holdings, Inc.*	254	1,715
Dana, Inc.	290	3,732
Dorman Products, Inc.*	59	4,841
Fox Factory Holding Corp.*	95	8,447
Gentherm, Inc.*	74	4,067
Goodyear Tire & Rubber Co. (The)*	630	8,650
Holley, Inc.*	115	340
LCI Industries	56	6,050
Luminar Technologies, Inc., Class A*	564	3,841
Modine Manufacturing Co.*	112	3,057
Motorcar Parts of America, Inc.*	43	237
Patrick Industries, Inc.	49	3,211
Solid Power, Inc.*	298	653
Standard Motor Products, Inc.	45	1,589
Stoneridge, Inc.*	59	965
Visteon Corp.*	62	8,282
XPEL, Inc.*(b)	48	3,306
		70,159
Automobiles - 0.0%(a)
Canoo, Inc.*	636	354
Cenntro Electric Group Ltd.*	413	125
Faraday Future Intelligent Electric, Inc.*	1,137	280
Fisker, Inc., Class A*	397	2,493
Lordstown Motors Corp.*	26	88
Mullen Automotive, Inc.*	93	67
Winnebago Industries, Inc.	67	3,728
Workhorse Group, Inc.*	342	288
		7,423
Banks - 1.2%
1st Source Corp.	36	1,481
ACNB Corp.	19	560
Amalgamated Financial Corp.	40	569
Amerant Bancorp, Inc., Class A	62	1,094
American National Bankshares, Inc.	23	661
Ameris Bancorp	149	4,702
Arrow Financial Corp.	32	584
Associated Banc-Corp.	335	4,961
Atlantic Union Bankshares Corp.	168	4,294
Axos Financial, Inc.*	129	4,879
Banc of California, Inc.	116	1,240
BancFirst Corp.	44	3,721
Bancorp, Inc. (The)*	122	3,765
Bank First Corp.	17	1,294
Bank of Marin Bancorp	35	566
Bank of NT Butterfield & Son Ltd. (The)	112	2,808
BankUnited, Inc.	170	3,216
Bankwell Financial Group, Inc.	13	297
Banner Corp.	77	3,332
Bar Harbor Bankshares	33	780
BayCom Corp.	27	438
BCB Bancorp, Inc.	32	340
Berkshire Hills Bancorp, Inc.	96	1,963
Blue Foundry Bancorp*	57	530
Blue Ridge Bankshares, Inc.	38	330
Bridgewater Bancshares, Inc.*	46	396
Brookline Bancorp, Inc.	191	1,570
Business First Bancshares, Inc.	53	772
Byline Bancorp, Inc.	55	975
Cadence Bank	407	7,310
Cambridge Bancorp	15	758
Camden National Corp.	32	944
Capital Bancorp, Inc.	20	340
Capital City Bank Group, Inc.	30	902
Capitol Federal Financial, Inc.	286	1,710
Capstar Financial Holdings, Inc.	46	554
Carter Bankshares, Inc.*	53	747
Cathay General Bancorp	157	4,591
Central Pacific Financial Corp.	60	877
Citizens & Northern Corp.	34	652
City Holding Co.	33	2,844
Civista Bancshares, Inc.	34	509
CNB Financial Corp.	45	747
Coastal Financial Corp.*	24	821
Colony Bankcorp, Inc.	37	344
Columbia Financial, Inc.*	75	1,211
Community Bank System, Inc.	120	5,933
Community Trust Bancorp, Inc.	35	1,180
ConnectOne Bancorp, Inc.	83	1,127
CrossFirst Bankshares, Inc.*	100	964
Customers Bancorp, Inc.*	68	1,565
CVB Financial Corp.	299	3,591
Dime Community Bancshares, Inc.	73	1,183
Eagle Bancorp, Inc.	69	1,375
Eastern Bankshares, Inc.	346	3,754
Enterprise Bancorp, Inc.	21	558

See accompanying notes to the financial statements.

Hedge Replication ETF

Schedule of Portfolio Investments

May 31, 2023

Investments	Shares	Value ($)
Enterprise Financial Services Corp.	79	3,209
Equity Bancshares, Inc., Class A	34	760
Esquire Financial Holdings, Inc.	16	677
Farmers & Merchants Bancorp, Inc.	28	557
Farmers National Banc Corp.	78	919
FB Financial Corp.	80	2,133
Financial Institutions, Inc.	34	534
First Bancorp	86	2,589
First Bancorp	405	4,520
First Bancorp, Inc. (The)	22	521
First Bancshares, Inc. (The)	55	1,432
First Bank	35	359
First Busey Corp.	116	2,169
First Business Financial Services, Inc.	18	482
First Commonwealth Financial Corp.	228	2,884
First Community Bankshares, Inc.	35	933
First Financial Bancorp	209	3,963
First Financial Bankshares, Inc.	292	7,563
First Financial Corp.	25	811
First Foundation, Inc.	115	446
First Guaranty Bancshares, Inc.	14	185
First Internet Bancorp	19	233
First Interstate BancSystem, Inc., Class A	201	4,432
First Merchants Corp.	128	3,386
First Mid Bancshares, Inc.	42	1,008
First of Long Island Corp. (The)	49	500
First Western Financial, Inc.*	18	306
Five Star Bancorp	28	535
Flushing Financial Corp.	63	734
Fulton Financial Corp.	364	4,062
FVCBankcorp, Inc.*	34	348
German American Bancorp, Inc.	62	1,711
Glacier Bancorp, Inc.	249	7,176
Great Southern Bancorp, Inc.	21	1,021
Greene County Bancorp, Inc.	15	401
Guaranty Bancshares, Inc.	18	435
Hancock Whitney Corp.	193	7,050
Hanmi Financial Corp.	68	979
HarborOne Bancorp, Inc.	98	804
HBT Financial, Inc.	27	475
Heartland Financial USA, Inc.	92	2,538
Heritage Commerce Corp.	132	961
Heritage Financial Corp.	78	1,275
Hilltop Holdings, Inc.	112	3,306
Hingham Institution For Savings (The)	3	578
Home Bancorp, Inc.	16	493
Home BancShares, Inc.	422	9,060
HomeStreet, Inc.	40	210
HomeTrust Bancshares, Inc.	33	646
Hope Bancorp, Inc.	260	2,085
Horizon Bancorp, Inc.	90	800
Independent Bank Corp.	103	4,546
Independent Bank Corp.	45	736
Independent Bank Group, Inc.	80	2,670
International Bancshares Corp.	120	5,126
John Marshall Bancorp, Inc.*	26	530
Kearny Financial Corp.	133	908
Lakeland Bancorp, Inc.	140	1,821
Lakeland Financial Corp.	55	2,763
Live Oak Bancshares, Inc.	73	1,580
Luther Burbank Corp.	33	284
Macatawa Bank Corp.	59	515
Mercantile Bank Corp.	35	911
Metrocity Bankshares, Inc.	41	674
Metropolitan Bank Holding Corp.*	23	651
Mid Penn Bancorp, Inc.	32	710
Midland States Bancorp, Inc.	48	928
MidWestOne Financial Group, Inc.	32	604
MVB Financial Corp.	23	409
National Bank Holdings Corp., Class A	66	1,975
NBT Bancorp, Inc.	94	3,154
Nicolet Bankshares, Inc.	28	1,738
Northeast Bank	15	538
Northfield Bancorp, Inc.	96	982
Northwest Bancshares, Inc.	273	2,869
OceanFirst Financial Corp.	130	1,846
OFG Bancorp	105	2,547
Old National Bancorp	658	8,172
Old Second Bancorp, Inc.	95	1,125
Origin Bancorp, Inc.	50	1,423
Orrstown Financial Services, Inc.	23	416
Pacific Premier Bancorp, Inc.	210	3,954
Park National Corp.	32	3,160
Parke Bancorp, Inc.	23	369
Pathward Financial, Inc.	61	2,680
PCB Bancorp	26	366
Peapack-Gladstone Financial Corp.	38	1,003
Peoples Bancorp, Inc.	73	1,874
Peoples Financial Services Corp.	16	633
Pioneer Bancorp, Inc.*	26	222
Preferred Bank	30	1,384
Premier Financial Corp.	79	1,101
Primis Financial Corp.	50	369
Provident Bancorp, Inc.	32	244
Provident Financial Services, Inc.	164	2,604
QCR Holdings, Inc.	36	1,383
RBB Bancorp	33	345
Red River Bancshares, Inc.	10	491
Renasant Corp.	123	3,213
Republic Bancorp, Inc., Class A	20	843
Republic First Bancorp, Inc.*	139	183
S&T Bancorp, Inc.	88	2,360
Sandy Spring Bancorp, Inc.	98	2,052
Seacoast Banking Corp. of Florida	162	3,350
ServisFirst Bancshares, Inc.	113	4,554
Shore Bancshares, Inc.	40	450
Sierra Bancorp	31	496
Simmons First National Corp., Class A	273	4,442
SmartFinancial, Inc.	35	739
South Plains Financial, Inc.	22	488
Southern First Bancshares, Inc.*	17	391
Southern Missouri Bancorp, Inc.	17	632
Southside Bancshares, Inc.	67	1,776
SouthState Corp.	168	10,503
Stellar Bancorp, Inc.	102	2,373
Sterling Bancorp, Inc.*	39	195
Stock Yards Bancorp, Inc.	64	2,682
Summit Financial Group, Inc.	25	477
Texas Capital Bancshares, Inc.*	109	5,156
Third Coast Bancshares, Inc.*	29	470
Tompkins Financial Corp.	31	1,621
Towne Bank	155	3,602

See accompanying notes to the financial statements.

Hedge Replication ETF

Schedule of Portfolio Investments

May 31, 2023

Investments	Shares	Value ($)
TriCo Bancshares	70	2,279
Triumph Financial, Inc.*	52	2,700
TrustCo Bank Corp.	42	1,160
Trustmark Corp.	137	2,861
UMB Financial Corp.	99	5,607
United Bankshares, Inc.	293	8,620
United Community Banks, Inc.	239	5,404
Unity Bancorp, Inc.	16	364
Univest Financial Corp.	65	1,152
USCB Financial Holdings, Inc.*	24	238
Valley National Bancorp	967	7,136
Veritex Holdings, Inc.	118	2,038
Washington Federal, Inc.	145	3,771
Washington Trust Bancorp, Inc.	38	967
WesBanco, Inc.	129	3,114
West Bancorp, Inc.	36	605
Westamerica Bancorp	58	2,194
WSFS Financial Corp.	138	4,615
		377,609
Beverages - 0.1%
Celsius Holdings, Inc.*	125	15,691
Coca-Cola Consolidated, Inc.	11	7,279
Duckhorn Portfolio, Inc. (The)*	94	1,225
MGP Ingredients, Inc.	32	3,042
National Beverage Corp.*	53	2,619
Primo Water Corp.	354	4,556
Vintage Wine Estates, Inc.*	73	83
Vita Coco Co., Inc. (The)*	63	1,681
		36,176
Biotechnology - 1.2%
2seventy bio, Inc.*	84	1,000
4D Molecular Therapeutics, Inc.*	67	1,230
Aadi Bioscience, Inc.*	32	256
Absci Corp.*	118	224
ACADIA Pharmaceuticals, Inc.*	270	6,345
Acrivon Therapeutics, Inc.*	19	224
Adicet Bio, Inc.*	68	373
ADMA Biologics, Inc.*	470	1,913
Aerovate Therapeutics, Inc.*	21	341
Affimed NV*	319	281
Agenus, Inc.*	684	1,067
Agios Pharmaceuticals, Inc.*	122	3,084
Akero Therapeutics, Inc.*	78	3,477
Alector, Inc.*	140	1,042
Alkermes plc*	366	10,588
Allogene Therapeutics, Inc.*	179	940
Allovir, Inc.*	70	264
Alpine Immune Sciences, Inc.*	53	528
ALX Oncology Holdings, Inc.*	48	320
Amicus Therapeutics, Inc.*	619	6,970
AnaptysBio, Inc.*	45	859
Anavex Life Sciences Corp.*	155	1,432
Anika Therapeutics, Inc.*	33	894
Apellis Pharmaceuticals, Inc.*	211	18,114
Arbutus Biopharma Corp.*	255	635
Arcellx, Inc.*	66	2,914
Arcturus Therapeutics Holdings, Inc.*	52	1,422
Arcus Biosciences, Inc.*	115	2,362
Arcutis Biotherapeutics, Inc.*	93	698
Arrowhead Pharmaceuticals, Inc.*	231	7,949
Atara Biotherapeutics, Inc.*	212	324
Aura Biosciences, Inc.*	53	600
Aurinia Pharmaceuticals, Inc.*	301	2,697
Avid Bioservices, Inc.*	137	2,117
Avidity Biosciences, Inc.*	146	1,551
Beam Therapeutics, Inc.*	142	4,530
BioCryst Pharmaceuticals, Inc.*	416	3,440
Biohaven Ltd.*	142	2,486
Bioxcel Therapeutics, Inc.*	43	771
Bluebird Bio, Inc.*	231	774
Blueprint Medicines Corp.*	134	7,574
Bridgebio Pharma, Inc.*	238	3,265
C4 Therapeutics, Inc.*	94	319
CareDx, Inc.*	114	910
Caribou Biosciences, Inc.*	126	556
Catalyst Pharmaceuticals, Inc.*	218	2,518
Celldex Therapeutics, Inc.*	103	3,275
Celularity, Inc., Class A*	142	108
Century Therapeutics, Inc.*	45	143
Cerevel Therapeutics Holdings, Inc.*	129	4,205
Chimerix, Inc.*	189	261
Chinook Therapeutics, Inc.*	114	2,758
Cogent Biosciences, Inc.*	144	1,691
Coherus Biosciences, Inc.*	165	675
Crinetics Pharmaceuticals, Inc.*	118	2,576
CTI BioPharma Corp.*	225	2,036
Cullinan Oncology, Inc.*	59	607
Cytokinetics, Inc.*	184	6,935
Day One Biopharmaceuticals, Inc.*	62	825
Deciphera Pharmaceuticals, Inc.*	116	1,566
Denali Therapeutics, Inc.*	244	7,374
Design Therapeutics, Inc.*	76	428
Dynavax Technologies Corp.*	268	3,063
Dyne Therapeutics, Inc.*	71	925
Eagle Pharmaceuticals, Inc.*	23	477
Editas Medicine, Inc., Class A*	155	1,423
Eiger BioPharmaceuticals, Inc.*	94	105
Emergent BioSolutions, Inc.*	113	964
Enanta Pharmaceuticals, Inc.*	45	1,057
Enochian Biosciences, Inc.*	44	40
EQRx, Inc.*	451	794
Erasca, Inc.*	162	439
Fate Therapeutics, Inc.*	187	944
FibroGen, Inc.*	196	3,381
Foghorn Therapeutics, Inc.*	45	283
Generation Bio Co.*	108	378
Geron Corp.*	960	3,139
Gossamer Bio, Inc.*	141	189
GreenLight Biosciences Holdings PBC*	201	59
Halozyme Therapeutics, Inc.*	299	9,697
Heron Therapeutics, Inc.*	231	263
HilleVax, Inc.*	39	664
Humacyte, Inc.*	132	453
Icosavax, Inc.*	50	502
Ideaya Biosciences, Inc.*	99	2,261
IGM Biosciences, Inc.*	24	289
ImmunityBio, Inc.*	184	506
ImmunoGen, Inc.*	539	7,352
Immunovant, Inc.*	100	2,101
Inhibrx, Inc.*	73	1,727
Inovio Pharmaceuticals, Inc.*	555	332
Insmed, Inc.*	303	5,766
Instil Bio, Inc.*	156	94
Intellia Therapeutics, Inc.*	186	6,930
Intercept Pharmaceuticals, Inc.*	55	580

See accompanying notes to the financial statements.

Hedge Replication ETF

Schedule of Portfolio Investments

May 31, 2023

Investments	Shares	Value ($)
Invivyd, Inc.*	115	207
Iovance Biotherapeutics, Inc.*	338	2,954
Ironwood Pharmaceuticals, Inc., Class A*	307	3,340
iTeos Therapeutics, Inc.*	53	863
IVERIC bio, Inc.*	306	11,551
Janux Therapeutics, Inc.*	39	453
KalVista Pharmaceuticals, Inc.*	55	536
Karuna Therapeutics, Inc.*	73	16,538
Karyopharm Therapeutics, Inc.*	175	396
Keros Therapeutics, Inc.*	43	2,058
Kezar Life Sciences, Inc.*	118	328
Kiniksa Pharmaceuticals Ltd., Class A*	70	970
Kinnate Biopharma, Inc.*	66	284
Kodiak Sciences, Inc.*	75	445
Kronos Bio, Inc.*	91	152
Krystal Biotech, Inc.*	48	5,657
Kura Oncology, Inc.*	146	1,945
Kymera Therapeutics, Inc.*	85	2,502
Lexicon Pharmaceuticals, Inc.*	187	617
Lyell Immunopharma, Inc.*	388	1,238
MacroGenics, Inc.*	135	630
Madrigal Pharmaceuticals, Inc.*	29	8,074
MannKind Corp.*	571	2,649
MeiraGTx Holdings plc*	74	509
Mersana Therapeutics, Inc.*	208	1,564
MiMedx Group, Inc.*	253	1,483
Mineralys Therapeutics, Inc.*	27	393
Mirum Pharmaceuticals, Inc.*	41	1,075
Monte Rosa Therapeutics, Inc.*	67	494
Morphic Holding, Inc.*	58	3,335
Myriad Genetics, Inc.*	178	3,927
Nkarta, Inc.*	74	342
Nurix Therapeutics, Inc.*	104	1,052
Nuvalent, Inc., Class A*	45	1,894
Ocugen, Inc.*	487	224
Organogenesis Holdings, Inc., Class A*	159	577
Outlook Therapeutics, Inc.*	347	520
Pardes Biosciences, Inc., Class A*	77	147
PepGen, Inc.*	34	509
PMV Pharmaceuticals, Inc.*	83	444
Point Biopharma Global, Inc.*	195	1,808
Praxis Precision Medicines, Inc.*	107	92
Precigen, Inc.*	274	326
Prime Medicine, Inc.*	24	329
Prometheus Biosciences, Inc.*	78	15,499
Protagonist Therapeutics, Inc.*	104	2,711
Prothena Corp. plc*	88	5,846
PTC Therapeutics, Inc.*	158	6,631
Rallybio Corp.*	42	301
RAPT Therapeutics, Inc.*	67	1,342
Recursion Pharmaceuticals, Inc., Class A*	307	2,692
REGENXBIO, Inc.*	90	1,551
Relay Therapeutics, Inc.*	191	2,128
Replimune Group, Inc.*	105	1,994
REVOLUTION Medicines, Inc.*	195	4,861
Rigel Pharmaceuticals, Inc.*	387	542
Rocket Pharmaceuticals, Inc.*	125	2,616
Sage Therapeutics, Inc.*	117	5,792
Sana Biotechnology, Inc.*	200	1,204
Sangamo Therapeutics, Inc.*	300	336
Seres Therapeutics, Inc.*	158	782
SpringWorks Therapeutics, Inc.*	81	2,218
Stoke Therapeutics, Inc.*	50	560
Sutro Biopharma, Inc.*	121	543
Syndax Pharmaceuticals, Inc.*	135	2,696
Talaris Therapeutics, Inc.*	52	138
Tango Therapeutics, Inc.*	105	284
Tenaya Therapeutics, Inc.*	97	698
TG Therapeutics, Inc.*	299	7,962
Travere Therapeutics, Inc.*	138	2,469
Twist Bioscience Corp.*	127	1,924
Tyra Biosciences, Inc.*	30	434
Vanda Pharmaceuticals, Inc.*	125	744
Vaxart, Inc.*	289	353
Vaxcyte, Inc.*	184	9,112
VBI Vaccines, Inc.*	14	42
Vera Therapeutics, Inc., Class A*	49	409
Veracyte, Inc.*	161	4,167
Vericel Corp.*	106	3,405
Verve Therapeutics, Inc.*	105	1,625
Vir Biotechnology, Inc.*	163	4,347
Viridian Therapeutics, Inc.*	86	2,049
VistaGen Therapeutics, Inc.*	464	66
Xencor, Inc.*	129	3,496
Y-mAbs Therapeutics, Inc.*	82	667
Zentalis Pharmaceuticals, Inc.*	105	2,734
		400,219
Broadline Retail - 0.0%(a)
1stdibs.com, Inc.*	53	201
Big Lots, Inc.	64	321
ContextLogic, Inc., Class A*	43	301
Dillard's, Inc., Class A	9	2,478
Groupon, Inc., Class A*	49	265
Qurate Retail, Inc., Series A*	786	652
		4,218
Building Products - 0.2%
AAON, Inc.	98	8,488
American Woodmark Corp.*	37	2,201
Apogee Enterprises, Inc.	50	1,845
AZZ, Inc.	55	1,920
Caesarstone Ltd.	51	237
CSW Industrials, Inc.	33	4,677
Gibraltar Industries, Inc.*	70	3,661
Griffon Corp.	98	3,089
Insteel Industries, Inc.	42	1,257
Janus International Group, Inc.*	183	1,616
JELD-WEN Holding, Inc.*	187	2,448
Masonite International Corp.*	50	4,404
PGT Innovations, Inc.*	130	3,233
Quanex Building Products Corp.	74	1,555
Resideo Technologies, Inc.*	325	5,210
Simpson Manufacturing Co., Inc.	96	11,346
UFP Industries, Inc.	134	10,465
View, Inc.*	304	47
Zurn Elkay Water Solutions Corp.	279	6,280
		73,979
Capital Markets - 0.2%
Artisan Partners Asset Management, Inc., Class A	135	4,320
AssetMark Financial Holdings, Inc.*	48	1,348
Associated Capital Group, Inc., Class A	4	148

See accompanying notes to the financial statements.

Hedge Replication ETF

Schedule of Portfolio Investments

May 31, 2023

Investments	Shares	Value ($)
Avantax, Inc.*	107	2,264
B Riley Financial, Inc.	47	1,700
Bakkt Holdings, Inc.*	131	186
BGC Partners, Inc., Class A	708	2,882
Brightsphere Investment Group, Inc.	73	1,569
Cohen & Steers, Inc.	57	3,101
Diamond Hill Investment Group, Inc.	6	953
Donnelley Financial Solutions, Inc.*	57	2,528
Federated Hermes, Inc., Class B	192	6,611
Focus Financial Partners, Inc., Class A*	130	6,772
GCM Grosvenor, Inc., Class A	92	635
Hamilton Lane, Inc., Class A	81	5,501
Houlihan Lokey, Inc., Class A	114	9,953
MarketWise, Inc.	38	86
Moelis & Co., Class A	143	5,415
Open Lending Corp., Class A*	237	2,403
Oppenheimer Holdings, Inc., Class A	18	706
Perella Weinberg Partners, Class A	83	650
Piper Sandler Cos.	39	4,967
PJT Partners, Inc., Class A	53	3,572
Sculptor Capital Management, Inc., Class A	56	484
Silvercrest Asset Management Group, Inc., Class A	22	430
StepStone Group, Inc., Class A	123	2,646
StoneX Group, Inc.*	39	3,131
Value Line, Inc.	2	92
Victory Capital Holdings, Inc., Class A	36	1,115
Virtus Investment Partners, Inc.	16	3,052
WisdomTree, Inc.	306	2,081
		81,301
Chemicals - 0.3%
AdvanSix, Inc.	60	1,974
Alto Ingredients, Inc.*	162	326
American Vanguard Corp.	63	1,075
Amyris, Inc.*	457	386
Aspen Aerogels, Inc.*	113	742
Avient Corp.	204	7,446
Balchem Corp.	72	8,901
Cabot Corp.	125	8,560
Chase Corp.	17	1,999
Danimer Scientific, Inc., Class A*	203	587
Diversey Holdings Ltd.*	175	1,458
Ecovyst, Inc.*	190	1,908
FutureFuel Corp.	58	492
Hawkins, Inc.	44	2,065
HB Fuller Co.	121	7,616
Ingevity Corp.*	84	3,964
Innospec, Inc.	56	5,172
Intrepid Potash, Inc.*	25	439
Koppers Holdings, Inc.	46	1,332
Kronos Worldwide, Inc.	50	413
Livent Corp.*	364	8,390
LSB Industries, Inc.*	166	1,544
Mativ Holdings, Inc.	122	1,837
Minerals Technologies, Inc.	73	4,060
Origin Materials, Inc.*	236	998
Orion Engineered Carbons SA	136	3,154
Perimeter Solutions SA*	263	1,425
PureCycle Technologies, Inc.*	238	1,640
Quaker Chemical Corp.	30	5,694
Rayonier Advanced Materials, Inc.*	139	473
Sensient Technologies Corp.	94	6,771
Stepan Co.	48	4,414
Trinseo plc	79	981
Tronox Holdings plc	263	2,798
Valhi, Inc.	5	62
		101,096
Commercial Services & Supplies - 0.2%
ABM Industries, Inc.	149	6,580
ACCO Brands Corp.	206	997
ACV Auctions, Inc., Class A*	264	4,499
Aris Water Solutions, Inc., Class A	49	450
Brady Corp., Class A	101	4,816
BrightView Holdings, Inc.*	92	607
Brink's Co. (The)	102	6,786
Casella Waste Systems, Inc., Class A*	112	10,098
Cimpress plc*	40	1,911
CompX International, Inc.	4	74
CoreCivic, Inc., REIT*	256	2,207
Deluxe Corp.	97	1,476
Ennis, Inc.	57	1,104
GEO Group, Inc. (The)*	266	1,984
Harsco Corp.*	176	1,489
Healthcare Services Group, Inc.	166	2,243
Heritage-Crystal Clean, Inc.*	35	1,161
HNI Corp.	103	2,626
Interface, Inc., Class A	129	894
Li-Cycle Holdings Corp.*	307	1,449
Liquidity Services, Inc.*	55	832
Matthews International Corp., Class A	67	2,580
MillerKnoll, Inc.	171	2,317
Montrose Environmental Group, Inc.*	62	2,176
NL Industries, Inc.	19	106
OPENLANE, Inc.*	242	3,635
Pitney Bowes, Inc.	389	1,291
Quad/Graphics, Inc.*	73	239
SP Plus Corp.*	45	1,638
Steelcase, Inc., Class A	195	1,266
UniFirst Corp.	34	5,818
Viad Corp.*	46	1,068
VSE Corp.	24	1,129
		77,546
Communications Equipment - 0.1%
ADTRAN Holdings, Inc.	172	1,533
Aviat Networks, Inc.*	25	765
Calix, Inc.*	129	6,013
Cambium Networks Corp.*	26	408
Casa Systems, Inc.*	79	83
Clearfield, Inc.*	29	1,134
CommScope Holding Co., Inc.*	460	1,914
Comtech Telecommunications Corp.	58	666
Digi International, Inc.*	78	2,804
DZS, Inc.*	45	270
Extreme Networks, Inc.*	283	5,830
Harmonic, Inc.*	207	3,645
Infinera Corp.*	434	2,127

See accompanying notes to the financial statements.

Hedge Replication ETF

Schedule of Portfolio Investments

May 31, 2023

Investments	Shares	Value ($)
Inseego Corp.*	193	206
NETGEAR, Inc.*	64	898
NetScout Systems, Inc.*	152	4,639
Ondas Holdings, Inc.*	81	70
Ribbon Communications, Inc.*	162	450
Viavi Solutions, Inc.*	504	4,959
		38,414
Construction & Engineering - 0.3%
Ameresco, Inc., Class A*	71	3,059
API Group Corp.*	464	10,486
Arcosa, Inc.	109	7,157
Argan, Inc.	29	1,173
Comfort Systems USA, Inc.	80	11,838
Concrete Pumping Holdings, Inc.*	58	403
Construction Partners, Inc., Class A*	90	2,490
Dycom Industries, Inc.*	65	6,593
EMCOR Group, Inc.	106	17,473
Fluor Corp.*	319	8,473
Granite Construction, Inc.	99	3,583
Great Lakes Dredge & Dock Corp.*	147	932
IES Holdings, Inc.*	19	901
MYR Group, Inc.*	37	4,717
Northwest Pipe Co.*	22	584
Primoris Services Corp.	119	3,189
Sterling Infrastructure, Inc.*	66	3,041
Tutor Perini Corp.*	94	508
		86,600
Construction Materials - 0.0%(a)
Summit Materials, Inc., Class A*	267	8,445
United States Lime & Minerals, Inc.	5	907
		9,352
Consumer Finance - 0.1%
Atlanticus Holdings Corp.*	9	315
Bread Financial Holdings, Inc.	112	3,156
Consumer Portfolio Services, Inc.*	21	244
Curo Group Holdings Corp.	49	53
Encore Capital Group, Inc.*	52	2,240
Enova International, Inc.*	69	3,210
EZCORP, Inc., Class A*	110	917
FirstCash Holdings, Inc.	85	8,376
Green Dot Corp., Class A*	106	1,932
LendingClub Corp.*	237	1,943
LendingTree, Inc.*	24	439
Moneylion, Inc.*	11	122
Navient Corp.	229	3,469
Nelnet, Inc., Class A	33	3,052
NerdWallet, Inc., Class A*	58	545
Oportun Financial Corp.*	63	361
OppFi, Inc.*	22	45
PRA Group, Inc.*	86	1,608
PROG Holdings, Inc.*	112	3,655
Regional Management Corp.	17	445
Sunlight Financial Holdings, Inc.*	53	21
World Acceptance Corp.*	9	1,001
		37,149
Consumer Staples Distribution & Retail - 0.1%
Andersons, Inc. (The)	72	2,809
Chefs' Warehouse, Inc. (The)*	77	2,396
HF Foods Group, Inc.*	85	306
Ingles Markets, Inc., Class A	32	2,569
Natural Grocers by Vitamin Cottage, Inc.	21	232
PriceSmart, Inc.	58	4,204
Rite Aid Corp.*	124	222
SpartanNash Co.	78	1,786
Sprouts Farmers Market, Inc.*	238	8,225
United Natural Foods, Inc.*	134	3,579
Village Super Market, Inc., Class A	19	394
Weis Markets, Inc.	37	2,203
		28,925
Containers & Packaging - 0.0%(a)
Eightco Holdings, Inc.*	3	5
Greif, Inc., Class A	56	3,366
Greif, Inc., Class B	12	839
Myers Industries, Inc.	81	1,515
O-I Glass, Inc.*	345	7,148
Pactiv Evergreen, Inc.	97	681
Ranpak Holdings Corp., Class A*	98	304
TriMas Corp.	94	2,379
		16,237
Distributors - 0.0%(a)
Funko, Inc., Class A*	71	866
Weyco Group, Inc.	13	353
		1,219
Diversified Consumer Services - 0.2%
2U, Inc.*	172	688
Adtalem Global Education, Inc.*	101	4,192
American Public Education, Inc.*	42	211
Beachbody Co., Inc. (The)*	235	114
Carriage Services, Inc., Class A	30	785
Chegg, Inc.*	279	2,505
Coursera, Inc.*	256	3,241
Duolingo, Inc., Class A*	54	8,077
European Wax Center, Inc., Class A*	55	953
Frontdoor, Inc.*	186	5,734
Graham Holdings Co., Class B	8	4,518
Laureate Education, Inc.	302	3,654
Nerdy, Inc.*	125	324
OneSpaWorld Holdings Ltd.*	149	1,554
Perdoceo Education Corp.*	151	1,780
Rover Group, Inc., Class A*	210	977
Strategic Education, Inc.	51	4,024
Stride, Inc.*	94	3,799
Udemy, Inc.*	164	1,640
Universal Technical Institute, Inc.*	74	476
WW International, Inc.*	122	800
		50,046
Diversified REITs - 0.1%
Alexander & Baldwin, Inc., REIT	163	2,986
American Assets Trust, Inc., REIT	111	2,115
Armada Hoffler Properties, Inc., REIT	151	1,667
Broadstone Net Lease, Inc., REIT	388	6,084
CTO Realty Growth, Inc., REIT	49	781
Empire State Realty Trust, Inc., Class A, REIT	299	1,845
Essential Properties Realty Trust, Inc., REIT	315	7,538
Gladstone Commercial Corp., REIT	88	1,029
Global Net Lease, Inc., REIT	234	2,251
One Liberty Properties, Inc., REIT	37	740
		27,036

See accompanying notes to the financial statements.

Hedge Replication ETF

Schedule of Portfolio Investments

May 31, 2023

Investments	Shares	Value ($)
Diversified Telecommunication Services - 0.1%
Anterix, Inc.*	41	1,339
ATN International, Inc.	25	938
Bandwidth, Inc., Class A*	52	619
Charge Enterprises, Inc.*	292	267
Cogent Communications Holdings, Inc.	97	5,967
Consolidated Communications Holdings, Inc.*	167	609
EchoStar Corp., Class A*	75	1,183
Globalstar, Inc.*	1,535	1,750
IDT Corp., Class B*	35	1,064
Iridium Communications, Inc.	281	16,871
Liberty Latin America Ltd., Class A*	86	629
Liberty Latin America Ltd., Class C*	328	2,394
Ooma, Inc.*	53	706
Radius Global Infrastructure, Inc., Class A*	172	2,546
		36,882
Electric Utilities - 0.1%
ALLETE, Inc.	129	7,685
MGE Energy, Inc.	82	5,884
Otter Tail Corp.	92	6,827
PNM Resources, Inc.	192	8,817
Portland General Electric Co.	201	9,795
Via Renewables, Inc., Class A	6	63
		39,071
Electrical Equipment - 0.2%
Allied Motion Technologies, Inc.	30	1,018
Array Technologies, Inc.*	338	7,493
Atkore, Inc.*	88	10,276
Babcock & Wilcox Enterprises, Inc.*	136	653
Blink Charging Co.*	95	639
Bloom Energy Corp., Class A*	404	5,543
Encore Wire Corp.	40	6,547
Energy Vault Holdings, Inc.*	184	386
EnerSys	92	8,949
Enovix Corp.*	244	3,238
ESS Tech, Inc.*	181	208
Fluence Energy, Inc., Class A*	82	2,034
FTC Solar, Inc.*	96	265
FuelCell Energy, Inc.*	917	1,944
GrafTech International Ltd.	435	1,866
Heliogen, Inc.*	204	50
NEXTracker, Inc., Class A*	69	2,639
NuScale Power Corp.*	70	525
Powell Industries, Inc.	21	1,208
Preformed Line Products Co.	6	922
Shoals Technologies Group, Inc., Class A*	365	8,574
Stem, Inc.*	323	1,783
SunPower Corp.*	184	1,950
Thermon Group Holdings, Inc.*	74	1,698
TPI Composites, Inc.*	82	874
Vicor Corp.*	49	2,712
		73,994
Electronic Equipment, Instruments & Components - 0.4%
908 Devices, Inc.*	50	435
Advanced Energy Industries, Inc.	84	8,245
Aeva Technologies, Inc.*	217	260
AEye, Inc.*	229	47
Akoustis Technologies, Inc.*	149	471
Arlo Technologies, Inc.*	195	1,886
Badger Meter, Inc.	66	9,099
Belden, Inc.	95	8,312
Benchmark Electronics, Inc.	78	1,842
Cepton, Inc.*	106	48
CTS Corp.	71	3,243
ePlus, Inc.*	60	2,963
Evolv Technologies Holdings, Inc.*	189	1,126
Fabrinet*	83	9,397
FARO Technologies, Inc.*	42	634
Focus Universal, Inc.*	60	100
Identiv, Inc.*	50	364
Insight Enterprises, Inc.*	70	9,465
Itron, Inc.*	101	6,841
Kimball Electronics, Inc.*	54	1,339
Knowles Corp.*	201	3,614
Lightwave Logic, Inc.*	254	1,882
Methode Electronics, Inc.	80	3,444
MicroVision, Inc.*	372	1,745
Mirion Technologies, Inc., Class A*	307	2,428
Napco Security Technologies, Inc.	71	2,640
nLight, Inc.*	100	1,446
Novanta, Inc.*	80	13,248
OSI Systems, Inc.*	36	4,284
Ouster, Inc.*	63	429
PAR Technology Corp.*	59	2,040
PC Connection, Inc.	25	1,124
Plexus Corp.*	62	5,622
Rogers Corp.*	42	6,614
Sanmina Corp.*	128	6,789
ScanSource, Inc.*	57	1,639
SmartRent, Inc., Class A*	272	979
TTM Technologies, Inc.*	227	3,110
Vishay Intertechnology, Inc.	291	7,502
Vishay Precision Group, Inc.*	28	978
		137,674
Energy Equipment & Services - 0.3%
Archrock, Inc.	304	2,736
Borr Drilling Ltd.*	452	3,096
Bristow Group, Inc., Class A*	52	1,271
Cactus, Inc., Class A	140	4,421
ChampionX Corp.	449	11,342
Diamond Offshore Drilling, Inc.*	227	2,486
DMC Global, Inc.*	42	681
Dril-Quip, Inc.*	75	1,676
Expro Group Holdings NV*	195	3,235
Helix Energy Solutions Group, Inc.*	321	2,016
Helmerich & Payne, Inc.	231	7,133
Liberty Energy, Inc., Class A	302	3,546
Nabors Industries Ltd.*	20	1,674
Newpark Resources, Inc.*	194	671
NexTier Oilfield Solutions, Inc.*	394	2,971
Noble Corp. plc*	189	7,133
Oceaneering International, Inc.*	224	3,429
Oil States International, Inc.*	141	897
Patterson-UTI Energy, Inc.	481	4,685
ProFrac Holding Corp., Class A*	53	595
ProPetro Holding Corp.*	196	1,307
RPC, Inc.	167	1,111

See accompanying notes to the financial statements.

Hedge Replication ETF

Schedule of Portfolio Investments

May 31, 2023

Investments	Shares	Value ($)
Select Water Solutions, Inc., Class A	160	1,162
Solaris Oilfield Infrastructure, Inc., Class A	71	520
TETRA Technologies, Inc.*	279	725
Tidewater, Inc.*	105	4,705
US Silica Holdings, Inc.*	166	1,881
Valaris Ltd.*	137	7,909
Weatherford International plc*	159	8,974
		93,988
Entertainment - 0.1%
Cinemark Holdings, Inc.*	245	3,923
IMAX Corp.*	106	1,838
Liberty Media Corp.-Liberty Braves, Class A*	22	822
Liberty Media Corp.-Liberty Braves, Class C*	85	3,118
Lions Gate Entertainment Corp., Class A*	131	1,349
Lions Gate Entertainment Corp., Class B*	259	2,510
Madison Square Garden Entertainment Corp.*	59	2,070
Marcus Corp. (The)	53	810
Playstudios, Inc.*	178	806
Reservoir Media, Inc.*	46	300
Skillz, Inc., Class A*	705	330
Sphere Entertainment Co.*	59	1,408
Vivid Seats, Inc., Class A*	58	424
		19,708
Financial Services - 0.3%
Alerus Financial Corp.	34	567
A-Mark Precious Metals, Inc.	41	1,389
AvidXchange Holdings, Inc.*	329	3,188
Banco Latinoamericano de Comercio Exterior SA, Class E	62	1,208
Cannae Holdings, Inc.*	156	3,065
Cantaloupe, Inc.*	128	787
Cass Information Systems, Inc.	30	1,159
Compass Diversified Holdings	139	2,727
Enact Holdings, Inc.	67	1,631
Essent Group Ltd.	236	10,424
EVERTEC, Inc.	137	4,724
Federal Agricultural Mortgage Corp., Class C	20	2,676
Finance of America Cos., Inc., Class A*	88	125
Flywire Corp.*	128	3,845
Home Point Capital, Inc.*	18	42
I3 Verticals, Inc., Class A*	52	1,188
International Money Express, Inc.*	70	1,631
Jackson Financial, Inc., Class A	168	4,654
Marqeta, Inc., Class A*	974	4,665
Merchants Bancorp	35	800
Mr Cooper Group, Inc.*	156	7,217
NMI Holdings, Inc., Class A*	184	4,628
Payoneer Global, Inc.*	495	2,054
Paysafe Ltd.*	63	609
PennyMac Financial Services, Inc.	60	3,662
Priority Technology Holdings, Inc.*	40	143
Radian Group, Inc.	353	9,016
Remitly Global, Inc.*	225	4,126
Repay Holdings Corp., Class A*	197	1,247
StoneCo Ltd., Class A*	622	7,794
SWK Holdings Corp.*	8	136
Velocity Financial, Inc.*	19	170
Walker & Dunlop, Inc.	69	5,050
Waterstone Financial, Inc.	42	568
		96,915
Food Products - 0.2%
Alico, Inc.	16	370
AppHarvest, Inc.*	232	107
B&G Foods, Inc.	159	2,037
Benson Hill, Inc.*	384	457
Beyond Meat, Inc.*	138	1,401
BRC, Inc., Class A*	61	329
Calavo Growers, Inc.	39	1,261
Cal-Maine Foods, Inc.	85	4,042
Fresh Del Monte Produce, Inc.	68	1,792
Hain Celestial Group, Inc. (The)*	201	2,454
Hostess Brands, Inc., Class A*	300	7,464
J & J Snack Foods Corp.	34	5,234
John B Sanfilippo & Son, Inc.	20	2,325
Lancaster Colony Corp.	44	8,649
Lifecore Biomedical, Inc.*	59	483
Local Bounti Corp.*	145	64
Mission Produce, Inc.*	90	1,098
Seneca Foods Corp., Class A*	11	509
Simply Good Foods Co. (The)*	199	7,202
Sovos Brands, Inc.*	86	1,633
SunOpta, Inc.*	219	1,474
Tattooed Chef, Inc.*	111	61
Tootsie Roll Industries, Inc.	36	1,406
TreeHouse Foods, Inc.*	114	5,398
Utz Brands, Inc.	147	2,418
Vital Farms, Inc.*	67	971
Whole Earth Brands, Inc.*	91	263
		60,902
Gas Utilities - 0.2%
Brookfield Infrastructure Corp., Class A	220	10,142
Chesapeake Utilities Corp.	39	4,980
New Jersey Resources Corp.	216	10,465
Northwest Natural Holding Co.	78	3,331
ONE Gas, Inc.	121	9,794
Southwest Gas Holdings, Inc.	150	8,779
Spire, Inc.	114	7,361
		54,852
Ground Transportation - 0.1%
ArcBest Corp.	54	4,524
Bird Global, Inc., Class A*	15	30
Covenant Logistics Group, Inc., Class A	21	802
Daseke, Inc.*	90	540
Heartland Express, Inc.	105	1,638
Marten Transport Ltd.	131	2,771
PAM Transportation Services, Inc.*	15	392
Saia, Inc.*	60	17,050
TuSimple Holdings, Inc., Class A*	318	642
Universal Logistics Holdings, Inc.	16	425
Werner Enterprises, Inc.	142	6,237
		35,051
Health Care Equipment & Supplies - 0.6%
Alphatec Holdings, Inc.*	163	2,471
AngioDynamics, Inc.*	84	795
Artivion, Inc.*	87	1,303

See accompanying notes to the financial statements.

Hedge Replication ETF

Schedule of Portfolio Investments

May 31, 2023

Investments	Shares	Value ($)
AtriCure, Inc.*	102	4,587
Atrion Corp.	3	1,561
Avanos Medical, Inc.*	104	2,548
Axogen, Inc.*	91	774
Axonics, Inc.*	110	5,323
Bioventus, Inc., Class A*	72	195
Butterfly Network, Inc.*	298	727
Cerus Corp.*	387	828
CONMED Corp.	65	7,885
Cue Health, Inc.*	244	186
Cutera, Inc.*	37	622
Embecta Corp.	129	3,569
Figs, Inc., Class A*	286	2,357
Glaukos Corp.*	103	5,873
Haemonetics Corp.*	112	9,475
Heska Corp.*	22	2,634
Inari Medical, Inc.*	108	6,523
Inogen, Inc.*	52	548
Inspire Medical Systems, Inc.*	64	18,719
Integer Holdings Corp.*	74	6,058
iRadimed Corp.	16	752
iRhythm Technologies, Inc.*	68	7,770
Lantheus Holdings, Inc.*	153	13,248
LeMaitre Vascular, Inc.	44	2,765
LivaNova plc*	120	5,314
Merit Medical Systems, Inc.*	125	10,300
Mesa Laboratories, Inc.	11	1,424
Nano-X Imaging Ltd.*	103	1,832
Neogen Corp.*	487	8,518
Nevro Corp.*	78	2,150
NuVasive, Inc.*	117	4,465
Omnicell, Inc.*	100	7,342
OraSure Technologies, Inc.*	161	810
Orthofix Medical, Inc.*	77	1,439
OrthoPediatrics Corp.*	34	1,469
Outset Medical, Inc.*	109	2,270
Owlet, Inc.*	159	35
Paragon 28, Inc.*	109	1,960
PROCEPT BioRobotics Corp.*	58	1,940
Pulmonx Corp.*	77	925
RxSight, Inc.*	53	1,292
Senseonics Holdings, Inc.*	1,061	679
Shockwave Medical, Inc.*	80	22,007
SI-BONE, Inc.*	76	1,914
Sight Sciences, Inc.*	49	470
Silk Road Medical, Inc.*	84	2,536
STAAR Surgical Co.*	108	6,266
Surmodics, Inc.*	31	568
Tactile Systems Technology, Inc.*	44	925
Tenon Medical, Inc.*	17	20
TransMedics Group, Inc.*	68	4,941
Treace Medical Concepts, Inc.*	83	2,208
UFP Technologies, Inc.*	15	2,319
Utah Medical Products, Inc.	8	748
Varex Imaging Corp.*	87	1,917
Vicarious Surgical, Inc., Class A*	124	260
ViewRay, Inc.*	332	183
Zimvie, Inc.*	47	469
Zynex, Inc.*	48	450
		212,461
Health Care Providers & Services - 0.4%
23andMe Holding Co., Class A*	579	1,112
Accolade, Inc.*	149	1,794
AdaptHealth Corp., Class A*	162	1,698
Addus HomeCare Corp.*	35	3,155
Agiliti, Inc.*	63	1,031
AirSculpt Technologies, Inc.	28	236
Alignment Healthcare, Inc.*	221	1,297
AMN Healthcare Services, Inc.*	97	9,211
Apollo Medical Holdings, Inc.*	87	2,751
ATI Physical Therapy, Inc.*	168	30
Aveanna Healthcare Holdings, Inc.*	100	118
Brookdale Senior Living, Inc.*	417	1,439
Cano Health, Inc.*	363	494
CareMax, Inc.*	131	345
Castle Biosciences, Inc.*	55	1,344
Clover Health Investments Corp., Class A*	867	734
Community Health Systems, Inc.*	281	919
CorVel Corp.*	20	3,909
Cross Country Healthcare, Inc.*	80	2,040
DocGo, Inc.*	185	1,656
Ensign Group, Inc. (The)	121	10,722
Fulgent Genetics, Inc.*	47	1,869
GeneDx Holdings Corp., Class A*	22	165
HealthEquity, Inc.*	186	10,193
Hims & Hers Health, Inc.*	272	2,432
Innovage Holding Corp.*	43	289
Invitae Corp.*	547	585
Joint Corp. (The)*	32	454
LifeStance Health Group, Inc.*	162	1,327
ModivCare, Inc.*	28	1,258
National HealthCare Corp.	28	1,700
National Research Corp.	32	1,437
NeoGenomics, Inc.*	282	4,845
Nutex Health, Inc.*	568	247
Oncology Institute, Inc. (The)*	81	35
OPKO Health, Inc.*	906	1,259
Option Care Health, Inc.*	375	10,331
Owens & Minor, Inc.*	166	3,371
P3 Health Partners, Inc.*	55	223
Patterson Cos., Inc.	196	5,133
Pediatrix Medical Group, Inc.*	184	2,447
Pennant Group, Inc. (The)*	58	696
PetIQ, Inc., Class A*	61	777
Privia Health Group, Inc.*	212	5,289
Progyny, Inc.*	170	6,332
R1 RCM, Inc.*	337	5,476
RadNet, Inc.*	112	3,241
Select Medical Holdings Corp.	234	6,405
Surgery Partners, Inc.*	115	4,310
US Physical Therapy, Inc.	29	2,962
		131,123
Health Care REITs - 0.1%
CareTrust REIT, Inc., REIT	222	4,307
Community Healthcare Trust, Inc., REIT	53	1,738
Diversified Healthcare Trust, REIT	534	726
Global Medical REIT, Inc., REIT	137	1,195
LTC Properties, Inc., REIT	90	2,890
National Health Investors, Inc., REIT	94	4,898
Physicians Realty Trust, REIT	512	6,994
Sabra Health Care REIT, Inc., REIT	518	5,833

See accompanying notes to the financial statements.

Hedge Replication ETF

Schedule of Portfolio Investments

May 31, 2023

Investments	Shares	Value ($)
Universal Health Realty Income Trust, REIT	29	1,267
		29,848
Health Care Technology - 0.1%
American Well Corp., Class A*	515	1,138
Babylon Holdings Ltd., Class A*	10	6
Computer Programs and Systems, Inc.*	31	740
Evolent Health, Inc., Class A*	184	5,362
Health Catalyst, Inc.*	123	1,385
HealthStream, Inc.	54	1,243
Multiplan Corp.*	848	1,179
NextGen Healthcare, Inc.*	123	1,915
OptimizeRx Corp.*	37	519
Phreesia, Inc.*	111	3,332
Schrodinger, Inc.*	121	4,047
Sharecare, Inc.*	669	997
Simulations Plus, Inc.	35	1,547
Veradigm, Inc.*	242	2,851
		26,261
Hotel & Resort REITs - 0.1%
Apple Hospitality REIT, Inc., REIT	483	7,018
Ashford Hospitality Trust, Inc., REIT*	77	320
Braemar Hotels & Resorts, Inc., REIT	144	589
Chatham Lodging Trust, REIT	108	1,014
DiamondRock Hospitality Co., REIT	471	3,697
Hersha Hospitality Trust, Class A, REIT	70	405
Pebblebrook Hotel Trust, REIT	292	3,960
RLJ Lodging Trust, REIT	360	3,701
Ryman Hospitality Properties, Inc., REIT	121	11,099
Service Properties Trust, REIT	369	3,030
Summit Hotel Properties, Inc., REIT	235	1,539
Sunstone Hotel Investors, Inc., REIT	476	4,698
Xenia Hotels & Resorts, Inc., REIT	257	2,994
		44,064
Hotels, Restaurants & Leisure - 0.4%
Accel Entertainment, Inc., Class A*	125	1,166
Bally's Corp.*	80	1,087
Biglari Holdings, Inc., Class B*	2	412
BJ's Restaurants, Inc.*	51	1,519
Bloomin' Brands, Inc.	196	4,682
Bluegreen Vacations Holding Corp., Class A	21	600
Bowlero Corp.*	66	756
Brinker International, Inc.*	97	3,548
Century Casinos, Inc.*	61	414
Cheesecake Factory, Inc. (The)	109	3,415
Chuy's Holdings, Inc.*	40	1,474
Cracker Barrel Old Country Store, Inc.	50	4,901
Dave & Buster's Entertainment, Inc.*	96	3,086
Denny's Corp.*	125	1,384
Dine Brands Global, Inc.	33	1,974
El Pollo Loco Holdings, Inc.	44	402
Everi Holdings, Inc.*	194	2,697
F45 Training Holdings, Inc.*	83	85
First Watch Restaurant Group, Inc.*	34	600
Full House Resorts, Inc.*	74	525
Golden Entertainment, Inc.*	45	1,896
Hilton Grand Vacations, Inc.*	193	8,251
Inspirato, Inc.*	46	44
Inspired Entertainment, Inc.*	48	659
International Game Technology plc	220	5,397
Jack in the Box, Inc.	47	4,068
Krispy Kreme, Inc.	161	2,405
Kura Sushi USA, Inc., Class A*	10	815
Life Time Group Holdings, Inc.*	94	1,787
Light & Wonder, Inc.*	212	12,358
Lindblad Expeditions Holdings, Inc.*	75	711
Monarch Casino & Resort, Inc.	30	1,947
NEOGAMES SA*	29	791
Noodles & Co., Class A*	92	308
ONE Group Hospitality, Inc. (The)*	51	360
Papa John's International, Inc.	73	5,118
Portillo's, Inc., Class A*	72	1,445
RCI Hospitality Holdings, Inc.	19	1,372
Red Rock Resorts, Inc., Class A	114	5,197
Rush Street Interactive, Inc.*	136	408
Ruth's Hospitality Group, Inc.	71	1,522
Sabre Corp.*	732	2,269
SeaWorld Entertainment, Inc.*	89	4,963
Shake Shack, Inc., Class A*	84	5,558
Sonder Holdings, Inc.*	425	302
Sweetgreen, Inc., Class A*	199	1,896
Target Hospitality Corp.*	66	933
Texas Roadhouse, Inc., Class A	150	16,185
Vacasa, Inc., Class A*	259	199
Wingstop, Inc.	67	13,357
Xponential Fitness, Inc., Class A*	46	1,219
		138,467
Household Durables - 0.3%
Aterian, Inc.*	148	86
Beazer Homes USA, Inc.*	67	1,358
Cavco Industries, Inc.*	20	4,980
Century Communities, Inc.	63	4,009
Dream Finders Homes, Inc., Class A*	47	871
Ethan Allen Interiors, Inc.	51	1,276
GoPro, Inc., Class A*	290	1,218
Green Brick Partners, Inc.*	61	2,920
Helen of Troy Ltd.*	53	5,103
Hovnanian Enterprises, Inc., Class A*	11	924
Installed Building Products, Inc.	53	5,541
iRobot Corp.*	60	2,127
KB Home	170	7,366
Landsea Homes Corp.*	21	151
La-Z-Boy, Inc.	96	2,565
Legacy Housing Corp.*	20	381
LGI Homes, Inc.*	46	5,233
Lifetime Brands, Inc.	29	142
Lovesac Co. (The)*	31	653
M/I Homes, Inc.*	60	4,240
MDC Holdings, Inc.	131	5,277
Meritage Homes Corp.	82	9,457
Purple Innovation, Inc., Class A	141	488

See accompanying notes to the financial statements.

Hedge Replication ETF

Schedule of Portfolio Investments

May 31, 2023

Investments	Shares	Value ($)
Skyline Champion Corp.*	120	6,976
Snap One Holdings Corp.*	40	353
Sonos, Inc.*	286	4,156
Taylor Morrison Home Corp., Class A*	235	9,971
Traeger, Inc.*	75	277
Tri Pointe Homes, Inc.*	226	6,601
Tupperware Brands Corp.*	99	88
Universal Electronics, Inc.*	27	218
Vizio Holding Corp., Class A*	152	993
Vuzix Corp.*	133	668
		96,667
Household Products - 0.0%(a)
Central Garden & Pet Co.*	22	799
Central Garden & Pet Co., Class A*	90	3,091
Energizer Holdings, Inc.	160	5,216
WD-40 Co.	31	5,879
		14,985
Independent Power and Renewable Electricity Producers - 0.1%
Altus Power, Inc., Class A*	206	979
Clearway Energy, Inc., Class A	78	2,143
Clearway Energy, Inc., Class C	184	5,286
Montauk Renewables, Inc.*	145	1,006
Ormat Technologies, Inc.	117	9,957
Sunnova Energy International, Inc.*	223	3,938
		23,309
Industrial Conglomerates - 0.0%(a)
Brookfield Business Corp., Class A	58	1,193

Industrial REITs - 0.1%
Indus Realty Trust, Inc., REIT	12	802
Industrial Logistics Properties Trust, REIT	146	264
Innovative Industrial Properties, Inc., REIT	62	4,098
LXP Industrial Trust, REIT	611	6,318
Plymouth Industrial REIT, Inc., REIT	85	1,862
STAG Industrial, Inc., REIT	405	14,094
Terreno Realty Corp., REIT	181	11,101
		38,539
Insurance - 0.3%
Ambac Financial Group, Inc.*	99	1,379
American Equity Investment Life Holding Co.	159	6,272
AMERISAFE, Inc.	43	2,196
Argo Group International Holdings Ltd.	71	2,081
Bright Health Group, Inc.*	5	46
BRP Group, Inc., Class A*	136	2,728
CNO Financial Group, Inc.	255	5,536
Crawford & Co., Class A	35	346
Donegal Group, Inc., Class A	35	503
eHealth, Inc.*	56	375
Employers Holdings, Inc.	61	2,206
Enstar Group Ltd.*	25	5,884
Genworth Financial, Inc., Class A*	1,111	5,944
Goosehead Insurance, Inc., Class A*	43	2,373
Greenlight Capital Re Ltd., Class A*	59	567
HCI Group, Inc.	14	740
Hippo Holdings, Inc.*	39	613
Horace Mann Educators Corp.	92	2,765
Investors Title Co.	3	398
James River Group Holdings Ltd.	83	1,589
Kinsale Capital Group, Inc.	49	14,846
Lemonade, Inc.*	105	1,850
MBIA, Inc.*	108	860
Mercury General Corp.	60	1,801
National Western Life Group, Inc., Class A	5	1,865
NI Holdings, Inc.*	19	260
Oscar Health, Inc., Class A*	271	1,989
Palomar Holdings, Inc.*	54	2,952
ProAssurance Corp.	121	1,470
RLI Corp.	88	10,899
Root, Inc., Class A*	18	87
Safety Insurance Group, Inc.	32	2,330
Selective Insurance Group, Inc.	134	12,962
Selectquote, Inc.*	304	486
SiriusPoint Ltd.*	207	1,927
Skyward Specialty Insurance Group, Inc.*	23	543
Stewart Information Services Corp.	60	2,690
Tiptree, Inc., Class A	56	739
Trupanion, Inc.*	88	1,977
United Fire Group, Inc.	48	1,031
Universal Insurance Holdings, Inc.	58	832
		108,937
Interactive Media & Services - 0.1%
Arena Group Holdings, Inc. (The)*	26	109
Bumble, Inc., Class A*	225	3,442
Cargurus, Inc., Class A*	229	4,303
Cars.com, Inc.*	148	2,612
DHI Group, Inc.*	95	348
Eventbrite, Inc., Class A*	175	1,270
EverQuote, Inc., Class A*	45	410
fuboTV, Inc.*	422	654
Leafly Holdings, Inc.*	68	20
MediaAlpha, Inc., Class A*	55	485
Outbrain, Inc.*	82	380
QuinStreet, Inc.*	114	1,051
Shutterstock, Inc.	54	2,688
TrueCar, Inc.*	196	443
Vimeo, Inc.*	321	1,178
Vinco Ventures, Inc.*	27	59
Wejo Group Ltd.*	129	11
Yelp, Inc., Class A*	152	5,092
Ziff Davis, Inc.*	103	6,081
ZipRecruiter, Inc., Class A*	164	2,537
		33,173
IT Services - 0.1%
BigCommerce Holdings, Inc., Series 1*	146	1,164
Brightcove, Inc.*	93	389
CISO Global, Inc.*	128	22
Cyxtera Technologies, Inc.*	83	13
DigitalOcean Holdings, Inc.*	157	6,147
Edgio, Inc.*	308	159
Fastly, Inc., Class A*	255	4,151
Grid Dynamics Holdings, Inc.*	120	1,152
Hackett Group, Inc. (The)	51	989
Information Services Group, Inc.	79	403
Perficient, Inc.*	77	5,888
PFSweb, Inc.	38	164

See accompanying notes to the financial statements.

Hedge Replication ETF

Schedule of Portfolio Investments

May 31, 2023

Investments	Shares	Value ($)
Rackspace Technology, Inc.*	129	201
Squarespace, Inc., Class A*	68	1,998
Tucows, Inc., Class A*	22	684
Unisys Corp.*	149	586
		24,110
Leisure Products - 0.1%
Acushnet Holdings Corp.	75	3,357
AMMO, Inc.*	199	350
Clarus Corp.	65	538
Johnson Outdoors, Inc., Class A	12	681
Latham Group, Inc.*	97	349
Malibu Boats, Inc., Class A*	46	2,413
Marine Products Corp.	19	290
MasterCraft Boat Holdings, Inc.*	39	1,034
Smith & Wesson Brands, Inc.	102	1,196
Solo Brands, Inc., Class A*	49	202
Sturm Ruger & Co., Inc.	39	2,011
Topgolf Callaway Brands Corp.*	314	5,360
Vista Outdoor, Inc.*	125	3,329
		21,110
Life Sciences Tools & Services - 0.1%
AbCellera Biologics, Inc.*	465	3,241
Adaptive Biotechnologies Corp.*	250	1,740
Akoya Biosciences, Inc.*	35	197
Alpha Teknova, Inc.*	14	54
BioLife Solutions, Inc.*	76	1,775
Bionano Genomics, Inc.*	671	464
Codexis, Inc.*	137	303
CryoPort, Inc.*	99	1,823
Cytek Biosciences, Inc.*	256	1,999
Inotiv, Inc.*	52	316
MaxCyte, Inc.*	198	808
Medpace Holdings, Inc.*	57	11,797
NanoString Technologies, Inc.*	104	613
Nautilus Biotechnology, Inc., Class A*	107	306
OmniAb, Inc.*	173	747
Pacific Biosciences of California, Inc.*	556	6,883
PhenomeX, Inc.*	151	106
Quanterix Corp.*	76	1,490
Quantum-Si, Inc.*	205	310
Science 37 Holdings, Inc.*	141	36
Seer, Inc., Class A*	116	427
Singular Genomics Systems, Inc.*	127	134
SomaLogic, Inc.*	346	1,048
		36,617
Machinery - 0.6%
3D Systems Corp.*	284	2,329
Alamo Group, Inc.	23	3,829
Albany International Corp., Class A	70	5,944
Astec Industries, Inc.	51	1,880
Barnes Group, Inc.	110	4,329
Berkshire Grey, Inc.*	113	157
Blue Bird Corp.*	39	989
Chart Industries, Inc.*	96	10,534
CIRCOR International, Inc.*	41	1,188
Columbus McKinnon Corp.	63	2,298
Desktop Metal, Inc., Class A*	602	1,120
Douglas Dynamics, Inc.	50	1,413
Energy Recovery, Inc.*	124	2,953
Enerpac Tool Group Corp., Class A	128	3,254
EnPro Industries, Inc.	47	4,751
ESCO Technologies, Inc.	58	5,220
Fathom Digital Manufacturing Corp.*	65	30
Federal Signal Corp.	134	7,101
Franklin Electric Co., Inc.	103	9,369
Gorman-Rupp Co. (The)	51	1,220
Greenbrier Cos., Inc. (The)	71	1,929
Helios Technologies, Inc.	73	3,610
Hillenbrand, Inc.	155	7,435
Hillman Solutions Corp.*	302	2,446
Hydrofarm Holdings Group, Inc.*	98	90
Hyliion Holdings Corp.*	308	505
Hyster-Yale Materials Handling, Inc.	24	1,122
Hyzon Motors, Inc.*	197	108
John Bean Technologies Corp.	71	7,569
Kadant, Inc.	26	4,933
Kennametal, Inc.	183	4,560
Lightning eMotors, Inc.*	6	24
Lindsay Corp.	25	2,945
Luxfer Holdings plc	61	876
Manitowoc Co., Inc. (The)*	78	1,119
Markforged Holding Corp.*	255	227
Microvast Holdings, Inc.*	387	480
Miller Industries, Inc.	25	822
Mueller Industries, Inc.	126	9,357
Mueller Water Products, Inc., Class A	350	4,795
Nikola Corp.*	760	474
Omega Flex, Inc.	7	729
Proterra, Inc.*	502	537
Proto Labs, Inc.*	61	1,876
RBC Bearings, Inc.*	64	12,691
REV Group, Inc.	74	750
Sarcos Technology and Robotics Corp.*	246	96
Shyft Group, Inc. (The)	77	1,810
SPX Technologies, Inc.*	98	7,483
Standex International Corp.	27	3,677
Tennant Co.	42	3,070
Terex Corp.	150	6,956
Titan International, Inc.*	115	1,137
Trinity Industries, Inc.	184	3,892
Velo3D, Inc.*	128	247
Wabash National Corp.	107	2,509
Watts Water Technologies, Inc., Class A	61	9,666
Xos, Inc.*	126	53
		182,513
Marine Transportation - 0.0%(a)
Costamare, Inc.	119	919
Eagle Bulk Shipping, Inc.	30	1,178
Eneti, Inc.	50	473
Genco Shipping & Trading Ltd.	82	1,018
Golden Ocean Group Ltd.	275	1,941
Matson, Inc.	84	5,740
Safe Bulkers, Inc.	161	510
		11,779
Media - 0.1%
AdTheorent Holding Co., Inc.*	83	145
Advantage Solutions, Inc.*	185	352
AMC Networks, Inc., Class A*	68	769
Boston Omaha Corp., Class A*	49	935
Cardlytics, Inc.*	72	372

See accompanying notes to the financial statements.

Hedge Replication ETF

Schedule of Portfolio Investments

May 31, 2023

Investments	Shares	Value ($)
Clear Channel Outdoor Holdings, Inc.*	828	1,019
Cumulus Media, Inc., Class A*	39	126
Daily Journal Corp.*	3	884
Entravision Communications Corp., Class A	133	549
EW Scripps Co. (The), Class A*	131	1,032
Gambling.com Group Ltd.*	20	203
Gannett Co., Inc.*	323	717
Gray Television, Inc.	184	1,294
iHeartMedia, Inc., Class A*	271	642
Innovid Corp.*	174	216
Integral Ad Science Holding Corp.*	86	1,626
John Wiley & Sons, Inc., Class A	96	3,456
Magnite, Inc.*	297	3,528
PubMatic, Inc., Class A*	97	1,702
Quotient Technology, Inc.*	203	548
Scholastic Corp.	66	2,804
Sinclair Broadcast Group, Inc., Class A	90	1,384
Stagwell, Inc., Class A*	172	1,067
TechTarget, Inc.*	61	2,119
TEGNA, Inc.	500	7,745
Thryv Holdings, Inc.*	57	1,328
Urban One, Inc., Class A*	19	119
Urban One, Inc., Class D*	24	137
WideOpenWest, Inc.*	120	912
		37,730
Metals & Mining - 0.3%
5E Advanced Materials, Inc.*	88	250
Alpha Metallurgical Resources, Inc.	34	4,589
Arconic Corp.*	228	6,591
ATI, Inc.*	279	9,648
Carpenter Technology Corp.	107	4,880
Century Aluminum Co.*	117	917
Coeur Mining, Inc.*	625	1,875
Commercial Metals Co.	262	11,200
Compass Minerals International, Inc.	77	2,443
Constellium SE, Class A*	284	4,232
Dakota Gold Corp.*	117	387
Haynes International, Inc.	28	1,216
Hecla Mining Co.	1,242	6,620
Hycroft Mining Holding Corp., Class A*	343	115
Ivanhoe Electric, Inc.*	104	1,299
Kaiser Aluminum Corp.	36	2,174
Materion Corp.	46	4,616
Novagold Resources, Inc.*	537	2,766
Olympic Steel, Inc.	22	920
Piedmont Lithium, Inc.*	39	2,136
PolyMet Mining Corp.*	125	171
Ramaco Resources, Inc.	50	371
Ryerson Holding Corp.	44	1,496
Schnitzer Steel Industries, Inc., Class A	58	1,596
SunCoke Energy, Inc.	187	1,270
TimkenSteel Corp.*	99	1,686
Tredegar Corp.	61	429
Warrior Met Coal, Inc.	116	3,802
Worthington Industries, Inc.	71	3,985
		83,680
Mortgage Real Estate Investment Trusts (REITs) - 0.2%
AFC Gamma, Inc.	37	424
Angel Oak Mortgage REIT, Inc.	27	199
Apollo Commercial Real Estate Finance, Inc.	316	3,188
Arbor Realty Trust, Inc.	371	4,678
Ares Commercial Real Estate Corp.	115	1,057
ARMOUR Residential REIT, Inc.	364	1,827
Blackstone Mortgage Trust, Inc., Class A	387	7,040
BrightSpire Capital, Inc., Class A	210	1,243
Chicago Atlantic Real Estate Finance, Inc.	12	175
Chimera Investment Corp.	522	2,516
Claros Mortgage Trust, Inc.	206	2,149
Dynex Capital, Inc.	118	1,326
Ellington Financial, Inc.	142	1,781
Franklin BSP Realty Trust, Inc.	186	2,509
Granite Point Mortgage Trust, Inc.	117	546
Hannon Armstrong Sustainable Infrastructure Capital, Inc.	224	5,271
Invesco Mortgage Capital, Inc.	80	850
KKR Real Estate Finance Trust, Inc.	128	1,437
Ladder Capital Corp., Class A	255	2,430
MFA Financial, Inc.	230	2,436
New York Mortgage Trust, Inc.	208	2,032
Nexpoint Real Estate Finance, Inc.	18	239
Orchid Island Capital, Inc.	84	838
PennyMac Mortgage Investment Trust	200	2,328
Ready Capital Corp.	299	3,023
Redwood Trust, Inc.	254	1,504
TPG RE Finance Trust, Inc.	155	981
Two Harbors Investment Corp.	218	2,712
		56,739
Multi-Utilities - 0.1%
Avista Corp.	166	6,864
Black Hills Corp.	146	8,899
NorthWestern Corp.	130	7,356
Unitil Corp.	36	1,897
		25,016
Office REITs - 0.1%
Brandywine Realty Trust, REIT	381	1,486
City Office REIT, Inc., REIT	87	394
Corporate Office Properties Trust, REIT	253	5,773
Easterly Government Properties, Inc., Class A, REIT	205	2,845
Equity Commonwealth, REIT	235	4,806
Franklin Street Properties Corp., REIT	222	320
Office Properties Income Trust, REIT	108	782
Orion Office REIT, Inc., REIT	128	710
Paramount Group, Inc., REIT	420	1,823
Piedmont Office Realty Trust, Inc., Class A, REIT	276	1,720
Postal Realty Trust, Inc., Class A, REIT	40	587
		21,246
Oil, Gas & Consumable Fuels - 0.6%
Aemetis, Inc.*	67	320
Amplify Energy Corp.*	80	544
Arch Resources, Inc.	33	3,411

See accompanying notes to the financial statements.

Hedge Replication ETF

Schedule of Portfolio Investments

May 31, 2023

Investments	Shares	Value ($)
Ardmore Shipping Corp.	92	1,077
Battalion Oil Corp.*	6	37
Berry Corp.	171	1,077
California Resources Corp.	166	6,232
Callon Petroleum Co.*	110	3,369
Centrus Energy Corp., Class A*	24	708
Chord Energy Corp.	93	13,303
Civitas Resources, Inc.	165	11,022
Clean Energy Fuels Corp.*	380	1,528
CNX Resources Corp.*	377	5,825
Comstock Resources, Inc.	206	1,920
CONSOL Energy, Inc.	77	4,155
Crescent Energy Co., Class A	88	828
CVR Energy, Inc.	66	1,545
Delek US Holdings, Inc.	156	3,435
Denbury, Inc.*	112	10,099
DHT Holdings, Inc.	307	2,361
Dorian LPG Ltd.	69	1,593
Earthstone Energy, Inc., Class A*	98	1,177
Empire Petroleum Corp.*	23	218
Energy Fuels, Inc.*	350	2,058
Equitrans Midstream Corp.	923	7,873
Excelerate Energy, Inc., Class A	42	780
FLEX LNG Ltd.	65	1,936
Frontline plc	280	3,956
Gevo, Inc.*	442	570
Golar LNG Ltd.*	227	4,669
Green Plains, Inc.*	121	3,509
Gulfport Energy Corp.*	25	2,426
HighPeak Energy, Inc.	16	197
International Seaways, Inc.	109	3,929
Kinetik Holdings, Inc., Class A	37	1,204
Kosmos Energy Ltd.*	1,013	6,037
Magnolia Oil & Gas Corp., Class A	391	7,558
Matador Resources Co.	253	11,124
Murphy Oil Corp.	331	11,519
NACCO Industries, Inc., Class A	9	283
NextDecade Corp.*	81	450
Nordic American Tankers Ltd.	461	1,618
Northern Oil and Gas, Inc.	148	4,427
Par Pacific Holdings, Inc.*	110	2,345
PBF Energy, Inc., Class A	266	9,791
Peabody Energy Corp.	264	4,794
Permian Resources Corp., Class A	528	4,926
Ranger Oil Corp., Class A	43	1,580
REX American Resources Corp.*	35	1,153
Riley Exploration Permian, Inc.	24	803
Ring Energy, Inc.*	212	360
SandRidge Energy, Inc.	71	956
Scorpio Tankers, Inc.	106	4,852
SFL Corp. Ltd.	258	2,214
SilverBow Resources, Inc.*	26	621
Sitio Royalties Corp., Class A	159	4,051
SM Energy Co.	272	7,151
Talos Energy, Inc.*	157	1,933
Teekay Corp.*	155	870
Teekay Tankers Ltd., Class A	51	1,843
Tellurian, Inc.*	1,145	1,385
Uranium Energy Corp.*	802	2,077
Ur-Energy, Inc.*	470	422
VAALCO Energy, Inc.	238	919
Vertex Energy, Inc.*	121	783
Vital Energy, Inc.*	37	1,535
W&T Offshore, Inc.*	212	820
World Fuel Services Corp.	138	3,156
		213,247
Paper & Forest Products - 0.0%(a)
Clearwater Paper Corp.*	38	1,155
Glatfelter Corp.	99	284
Sylvamo Corp.	77	3,035
		4,474
Passenger Airlines - 0.1%
Allegiant Travel Co.*	35	3,412
Blade Air Mobility, Inc.*	127	410
Frontier Group Holdings, Inc.*	84	691
Hawaiian Holdings, Inc.*	114	913
Joby Aviation, Inc.*	578	3,249
SkyWest, Inc.*	112	3,350
Spirit Airlines, Inc.	244	3,711
Sun Country Airlines Holdings, Inc.*	74	1,391
Wheels Up Experience, Inc.*	362	105
		17,232
Personal Care Products - 0.1%
Beauty Health Co. (The)*	196	1,576
BellRing Brands, Inc.*	300	10,986
Edgewell Personal Care Co.	116	4,518
elf Beauty, Inc.*	110	11,442
Herbalife Ltd.*	220	2,605
Honest Co., Inc. (The)*	148	218
Inter Parfums, Inc.	40	5,024
Medifast, Inc.	24	1,889
Nature's Sunshine Products, Inc.*	30	335
Nu Skin Enterprises, Inc., Class A	110	3,666
Thorne HealthTech, Inc.*	31	137
USANA Health Sciences, Inc.*	25	1,517
Veru, Inc.*	146	144
		44,057
Pharmaceuticals - 0.3%
Aclaris Therapeutics, Inc.*	145	1,211
Amneal Pharmaceuticals, Inc.*	231	541
Amphastar Pharmaceuticals, Inc.*	86	3,816
Amylyx Pharmaceuticals, Inc.*	113	2,790
AN2 Therapeutics, Inc.*	25	140
ANI Pharmaceuticals, Inc.*	29	1,309
Arvinas, Inc.*	109	2,379
Atea Pharmaceuticals, Inc.*	171	682
Athira Pharma, Inc.*	76	211
Axsome Therapeutics, Inc.*	72	5,312
Cara Therapeutics, Inc.*	101	321
Cassava Sciences, Inc.*	86	1,953
Collegium Pharmaceutical, Inc.*	75	1,655
Corcept Therapeutics, Inc.*	194	4,557
DICE Therapeutics, Inc.*	79	2,497
Edgewise Therapeutics, Inc.*	85	860
Esperion Therapeutics, Inc.*	165	224
Evolus, Inc.*	79	715
EyePoint Pharmaceuticals, Inc.*	59	357
Fulcrum Therapeutics, Inc.*	116	316
Harmony Biosciences Holdings, Inc.*	59	2,040
Innoviva, Inc.*	142	1,916
Intra-Cellular Therapies, Inc.*	206	12,232
Ligand Pharmaceuticals, Inc.*	34	2,383
Liquidia Corp.*	107	869
Nektar Therapeutics, Class A*	407	236
NGM Biopharmaceuticals, Inc.*	91	276

See accompanying notes to the financial statements.

Hedge Replication ETF

Schedule of Portfolio Investments

May 31, 2023

Investments	Shares	Value ($)
Nuvation Bio, Inc.*	261	423
Ocular Therapeutix, Inc.*	173	1,107
Pacira BioSciences, Inc.*	101	3,841
Phathom Pharmaceuticals, Inc.*	55	647
Phibro Animal Health Corp., Class A	46	612
Prestige Consumer Healthcare, Inc.*	112	6,410
Reata Pharmaceuticals, Inc., Class A*	62	5,583
Relmada Therapeutics, Inc.*	61	173
Revance Therapeutics, Inc.*	181	5,531
Scilex Holding Co.*	249	1,482
SIGA Technologies, Inc.	106	595
Supernus Pharmaceuticals, Inc.*	111	3,679
Tarsus Pharmaceuticals, Inc.*	41	687
Theravance Biopharma, Inc.*	147	1,643
Theseus Pharmaceuticals, Inc.*	38	277
Third Harmonic Bio, Inc.*	28	134
Ventyx Biosciences, Inc.*	56	1,930
Xeris Biopharma Holdings, Inc.*	297	760
		87,312
Professional Services - 0.4%
Alight, Inc., Class A*	864	7,309
ASGN, Inc.*	110	7,197
Barrett Business Services, Inc.	15	1,260
CBIZ, Inc.*	106	5,345
Conduent, Inc.*	381	1,154
CRA International, Inc.	16	1,483
CSG Systems International, Inc.	70	3,359
ExlService Holdings, Inc.*	73	11,019
Exponent, Inc.	114	10,410
First Advantage Corp.*	132	1,783
Forrester Research, Inc.*	25	717
Franklin Covey Co.*	27	997
Heidrick & Struggles International, Inc.	44	1,067
HireRight Holdings Corp.*	48	491
Huron Consulting Group, Inc.*	44	3,576
IBEX Holdings Ltd.*	20	410
ICF International, Inc.	41	4,592
Insperity, Inc.	80	8,858
Kelly Services, Inc., Class A	76	1,328
Kforce, Inc.	44	2,534
Korn Ferry	118	5,546
Legalzoom.com, Inc.*	215	2,406
Maximus, Inc.	136	11,011
NV5 Global, Inc.*	30	2,719
Planet Labs PBC*	437	2,006
Red Violet, Inc.*	22	434
Resources Connection, Inc.	72	1,100
Skillsoft Corp.*	182	282
Spire Global, Inc.*	281	208
Sterling Check Corp.*	53	717
TriNet Group, Inc.*	84	7,465
TrueBlue, Inc.*	72	1,191
TTEC Holdings, Inc.	42	1,332
Upwork, Inc.*	273	2,239
Verra Mobility Corp., Class A*	315	5,553
Willdan Group, Inc.*	26	433
		119,531
Real Estate Management & Development - 0.1%
American Realty Investors, Inc.*	3	52
Anywhere Real Estate, Inc.*	241	1,463
Compass, Inc., Class A*	622	2,301
Cushman & Wakefield plc*	357	2,831
DigitalBridge Group, Inc.	354	4,411
Doma Holdings, Inc.*	312	93
Douglas Elliman, Inc.	170	495
eXp World Holdings, Inc.	156	2,401
Forestar Group, Inc.*	41	833
FRP Holdings, Inc.*	15	792
Kennedy-Wilson Holdings, Inc.	265	4,089
Marcus & Millichap, Inc.	56	1,644
Newmark Group, Inc., Class A	303	1,733
Offerpad Solutions, Inc.*	153	98
RE/MAX Holdings, Inc., Class A	40	748
Redfin Corp.*	239	2,340
RMR Group, Inc. (The), Class A	34	732
St Joe Co. (The)	77	3,581
Star Holdings*	29	454
Stratus Properties, Inc.	13	283
Tejon Ranch Co.*	47	794
Transcontinental Realty Investors, Inc.*	3	108
		32,276
Residential REITs - 0.1%
Apartment Investment and Management Co., Class A, REIT	336	2,725
Bluerock Homes Trust, Inc., REIT*	9	144
BRT Apartments Corp., REIT	27	496
Centerspace, REIT	34	1,999
Clipper Realty, Inc., REIT	27	148
Elme Communities, REIT	196	2,961
Independence Realty Trust, Inc., REIT	504	8,704
NexPoint Residential Trust, Inc., REIT	51	2,093
UMH Properties, Inc., REIT	118	1,795
Veris Residential, Inc., REIT*	193	3,119
		24,184
Retail REITs - 0.2%
Acadia Realty Trust, REIT	209	2,690
Agree Realty Corp., REIT	196	12,640
Alexander's, Inc., REIT	5	821
CBL & Associates Properties, Inc., REIT	60	1,384
Getty Realty Corp., REIT	95	3,256
InvenTrust Properties Corp., REIT	152	3,266
Kite Realty Group Trust, REIT	489	9,506
Macerich Co. (The), REIT	483	4,656
Necessity Retail REIT, Inc. (The), Class A, REIT	300	1,917
NETSTREIT Corp., REIT	124	2,164
Phillips Edison & Co., Inc., REIT	263	7,630
Retail Opportunity Investments Corp., REIT	271	3,306
RPT Realty, REIT	190	1,771
Saul Centers, Inc., REIT	26	879
SITE Centers Corp., REIT	431	5,137
Tanger Factory Outlet Centers, Inc., REIT	228	4,644
Urban Edge Properties, REIT	257	3,426
Urstadt Biddle Properties, Inc., Class A, REIT	64	1,238
Whitestone REIT, REIT	105	922
		71,253

See accompanying notes to the financial statements.

Hedge Replication ETF

Schedule of Portfolio Investments

May 31, 2023

Investments	Shares	Value ($)
Semiconductors & Semiconductor Equipment - 0.5%
ACM Research, Inc., Class A*	108	1,092
Alpha & Omega Semiconductor Ltd.*	49	1,357
Ambarella, Inc.*	83	6,003
Amkor Technology, Inc.	228	5,650
Atomera, Inc.*	46	422
Axcelis Technologies, Inc.*	73	11,501
AXT, Inc.*	92	314
CEVA, Inc.*	51	1,276
Cohu, Inc.*	106	4,064
Credo Technology Group Holding Ltd.*	219	2,939
Diodes, Inc.*	100	8,984
FormFactor, Inc.*	173	5,413
Ichor Holdings Ltd.*	63	1,909
Impinj, Inc.*	48	4,912
indie Semiconductor, Inc., Class A*	240	2,280
Kulicke & Soffa Industries, Inc.	125	6,610
MACOM Technology Solutions Holdings, Inc.*	122	7,299
MaxLinear, Inc., Class A*	163	4,761
Onto Innovation, Inc.*	111	11,916
PDF Solutions, Inc.*	67	2,831
Photronics, Inc.*	134	2,845
Power Integrations, Inc.	127	10,973
Rambus, Inc.*	240	15,350
Rigetti Computing, Inc.*	183	172
Semtech Corp.*	142	3,087
Silicon Laboratories, Inc.*	71	9,988
SiTime Corp.*	36	3,570
SkyWater Technology, Inc.*	26	266
SMART Global Holdings, Inc.*	109	2,461
Synaptics, Inc.*	89	7,658
Transphorm, Inc.*	51	200
Ultra Clean Holdings, Inc.*	101	3,462
Veeco Instruments, Inc.*	114	2,783
		154,348
Software - 0.8%
8x8, Inc.*	253	1,032
A10 Networks, Inc.	143	2,129
ACI Worldwide, Inc.*	252	5,748
Adeia, Inc.	234	2,295
Agilysys, Inc.*	44	3,271
Alarm.com Holdings, Inc.*	108	5,424
Alkami Technology, Inc.*	81	1,215
Altair Engineering, Inc., Class A*	117	8,580
American Software, Inc., Class A	71	904
Amplitude, Inc., Class A*	125	1,217
Appfolio, Inc., Class A*	44	6,299
Appian Corp., Class A*	90	3,855
Applied Digital Corp.*	152	1,272
Arteris, Inc.*	40	278
Asana, Inc., Class A*	165	3,940
AvePoint, Inc.*	293	1,937
Blackbaud, Inc.*	104	7,629
BlackLine, Inc.*	124	6,457
Blend Labs, Inc., Class A*	425	420
Box, Inc., Class A*	314	8,845
C3.ai, Inc., Class A*	134	5,361
Cerence, Inc.*	91	2,595
Cipher Mining, Inc.*	88	223
Cleanspark, Inc.*	164	704
Clear Secure, Inc., Class A	145	3,583
CommVault Systems, Inc.*	100	6,969
Consensus Cloud Solutions, Inc.*	42	1,531
Couchbase, Inc.*	63	1,293
CS Disco, Inc.*	51	422
Cvent Holding Corp., Class A*	103	874
Digimarc Corp.*	31	957
Digital Turbine, Inc.*	211	1,928
Domo, Inc., Class B*	69	928
E2open Parent Holdings, Inc.*	447	2,235
Ebix, Inc.	59	1,175
eGain Corp.*	47	341
Enfusion, Inc., Class A*	60	478
EngageSmart, Inc.*	80	1,518
Envestnet, Inc.*	123	6,437
Everbridge, Inc.*	90	2,162
EverCommerce, Inc.*	54	641
ForgeRock, Inc., Class A*	98	1,973
Greenidge Generation Holdings, Inc., Class A*	3	7
Instructure Holdings, Inc.*	39	958
Intapp, Inc.*	33	1,395
InterDigital, Inc.	67	5,564
IronNet, Inc.*	150	34
Kaleyra, Inc.*	20	56
Latch, Inc.*	244	244
LivePerson, Inc.*	158	581
LiveRamp Holdings, Inc.*	143	3,481
LiveVox Holdings, Inc.*	51	141
Marathon Digital Holdings, Inc.*	263	2,575
Matterport, Inc.*	503	1,494
MeridianLink, Inc.*	52	1,014
MicroStrategy, Inc., Class A*	22	6,636
Mitek Systems, Inc.*	95	990
Model N, Inc.*	84	2,681
N-able, Inc.*	153	2,173
NextNav, Inc.*	149	384
Olo, Inc., Class A*	202	1,390
ON24, Inc.	95	759
OneSpan, Inc.*	89	1,347
PagerDuty, Inc.*	194	5,279
Porch Group, Inc.*	184	259
PowerSchool Holdings, Inc., Class A*	102	1,932
Progress Software Corp.	96	5,760
PROS Holdings, Inc.*	93	2,820
Q2 Holdings, Inc.*	125	3,640
Qualys, Inc.*	87	10,985
Rapid7, Inc.*	133	6,347
Rimini Street, Inc.*	111	511
Riot Platforms, Inc.*	355	4,260
Sapiens International Corp. NV	72	1,788
SecureWorks Corp., Class A*	22	178
SolarWinds Corp.*	108	1,004
SoundThinking, Inc.*	20	510
Sprout Social, Inc., Class A*	105	4,548
SPS Commerce, Inc.*	81	12,620
Telos Corp.*	121	388
Tenable Holdings, Inc.*	251	10,288
Terawulf, Inc.*	158	237
Upland Software, Inc.*	66	185
Varonis Systems, Inc., Class B*	240	6,307
Verint Systems, Inc.*	145	5,203
Veritone, Inc.*	70	276
Viant Technology, Inc., Class A*	32	147

See accompanying notes to the financial statements.

Hedge Replication ETF

Schedule of Portfolio Investments

May 31, 2023

Investments	Shares	Value ($)
Weave Communications, Inc.*	71	555
WM Technology, Inc.*	170	173
Workiva, Inc., Class A*	107	10,364
Xperi, Inc.*	94	1,112
Yext, Inc.*	252	2,316
Zeta Global Holdings Corp., Class A*	249	2,246
Zuora, Inc., Class A*	283	3,054
		256,271
Specialized REITs - 0.1%
Farmland Partners, Inc., REIT	112	1,271
Four Corners Property Trust, Inc., REIT	188	4,832
Gladstone Land Corp., REIT	72	1,138
Outfront Media, Inc., REIT	329	4,711
PotlatchDeltic Corp., REIT	179	8,329
Safehold, Inc., REIT	89	2,298
Uniti Group, Inc., REIT	533	1,983
		24,562
Specialty Retail - 0.4%
1-800-Flowers.com, Inc., Class A*	58	471
Aaron's Co., Inc. (The)	68	832
Abercrombie & Fitch Co., Class A*	109	3,382
Academy Sports & Outdoors, Inc.	171	8,372
aka Brands Holding Corp.*	25	10
American Eagle Outfitters, Inc.	346	3,519
America's Car-Mart, Inc.*	13	1,060
Arko Corp.	187	1,356
Asbury Automotive Group, Inc.*	50	10,456
BARK, Inc.*	243	253
Big 5 Sporting Goods Corp.	48	363
Boot Barn Holdings, Inc.*	66	4,463
Buckle, Inc. (The)	68	2,088
Build-A-Bear Workshop, Inc.	30	545
Caleres, Inc.	77	1,329
Camping World Holdings, Inc., Class A	87	2,345
CarParts.com, Inc.*	114	475
Cato Corp. (The), Class A	40	322
Chico's FAS, Inc.*	275	1,248
Children's Place, Inc. (The)*	27	406
Citi Trends, Inc.*	18	263
Conn's, Inc.*	29	118
Container Store Group, Inc. (The)*	73	180
Designer Brands, Inc., Class A	112	702
Destination XL Group, Inc.*	130	541
Duluth Holdings, Inc., Class B*	30	162
EVgo, Inc., Class A*	152	602
Express, Inc.*	144	82
Foot Locker, Inc.	181	4,583
Franchise Group, Inc.	59	1,717
Genesco, Inc.*	27	487
Group 1 Automotive, Inc.	32	7,152
GrowGeneration Corp.*	129	477
Guess?, Inc.	70	1,345
Haverty Furniture Cos., Inc.	33	871
Hibbett, Inc.	28	1,009
JOANN, Inc.	25	39
Lands' End, Inc.*	34	213
LL Flooring Holdings, Inc.*	65	293
Lulu's Fashion Lounge Holdings, Inc.*	37	90
MarineMax, Inc.*	48	1,362
Monro, Inc.	70	2,896
Murphy USA, Inc.	45	12,439
National Vision Holdings, Inc.*	176	4,444
ODP Corp. (The)*	90	3,605
OneWater Marine, Inc., Class A*	26	723
Overstock.com, Inc.*	96	1,798
PetMed Express, Inc.	45	667
RealReal, Inc. (The)*	198	252
Rent the Runway, Inc., Class A*	106	213
Revolve Group, Inc., Class A*	92	1,400
RumbleON, Inc., Class B*	24	262
Sally Beauty Holdings, Inc.*	240	2,702
Shoe Carnival, Inc.	38	744
Signet Jewelers Ltd.	100	6,349
Sleep Number Corp.*	48	871
Sonic Automotive, Inc., Class A	40	1,658
Sportsman's Warehouse Holdings, Inc.*	84	381
Stitch Fix, Inc., Class A*	188	675
ThredUp, Inc., Class A*	132	273
Tile Shop Holdings, Inc.*	70	368
Tilly's, Inc., Class A*	51	398
Torrid Holdings, Inc.*	33	75
Upbound Group, Inc.	112	3,350
Urban Outfitters, Inc.*	143	4,407
Warby Parker, Inc., Class A*	187	2,059
Winmark Corp.	6	1,956
Zumiez, Inc.*	35	562
		121,110
Technology Hardware, Storage & Peripherals - 0.1%
Avid Technology, Inc.*	78	1,872
CompoSecure, Inc.*	18	124
Corsair Gaming, Inc.*	91	1,795
Diebold Nixdorf, Inc.*(c)	164	21
Eastman Kodak Co.*	128	641
IonQ, Inc.*	270	2,913
Super Micro Computer, Inc.*	105	23,515
Turtle Beach Corp.*	35	398
Xerox Holdings Corp.	257	3,616
		34,895
Textiles, Apparel & Luxury Goods - 0.1%
Allbirds, Inc., Class A*	217	256
Crocs, Inc.*	136	15,270
Ermenegildo Zegna NV	134	1,525
Fossil Group, Inc.*	106	215
G-III Apparel Group Ltd.*	96	1,544
Kontoor Brands, Inc.	125	4,895
Movado Group, Inc.	34	865
Oxford Industries, Inc.	34	3,398
PLBY Group, Inc.*	101	153
Rocky Brands, Inc.	15	287
Steven Madden Ltd.	173	5,399
Superior Group of Cos., Inc.	26	226
Unifi, Inc.*	32	231
Wolverine World Wide, Inc.	174	2,328
		36,592
Tobacco - 0.0%(a)
22nd Century Group, Inc.*	363	225
Turning Point Brands, Inc.	33	691
Universal Corp.	54	2,784
Vector Group Ltd.	323	3,782
		7,482
Trading Companies & Distributors - 0.3%
Alta Equipment Group, Inc.	47	640

See accompanying notes to the financial statements.

Hedge Replication ETF

Schedule of Portfolio Investments

May 31, 2023

Investments	Shares	Value ($)
Applied Industrial Technologies, Inc.	86	10,575
Beacon Roofing Supply, Inc.*	115	7,353
BlueLinx Holdings, Inc.*	20	1,644
Boise Cascade Co.	89	6,392
Custom Truck One Source, Inc.*	134	863
Distribution Solutions Group, Inc.*	11	496
DXP Enterprises, Inc.*	34	1,087
GATX Corp.	79	9,394
Global Industrial Co.	29	721
GMS, Inc.*	94	5,953
H&E Equipment Services, Inc.	72	2,589
Herc Holdings, Inc.	56	5,680
Hudson Technologies, Inc.*	97	848
Karat Packaging, Inc.	13	207
McGrath RentCorp	54	4,796
MRC Global, Inc.*	186	1,616
NOW, Inc.*	248	2,205
Rush Enterprises, Inc., Class A	93	4,861
Rush Enterprises, Inc., Class B	15	873
Textainer Group Holdings Ltd.	98	3,476
Titan Machinery, Inc.*	45	1,136
Transcat, Inc.*	16	1,352
Triton International Ltd.	131	10,826
Veritiv Corp.	29	3,062
Xometry, Inc., Class A*	77	1,409
		90,054
Water Utilities - 0.1%
American States Water Co.	83	7,372
Artesian Resources Corp., Class A	18	891
California Water Service Group	122	6,943
Global Water Resources, Inc.	31	362
Middlesex Water Co.	39	3,173
Pure Cycle Corp.*	44	428
SJW Group	61	4,668
York Water Co. (The)	32	1,357
		25,194
Wireless Telecommunication Services - 0.0%(a)
Gogo, Inc.*	111	1,670
KORE Group Holdings, Inc.*	95	150
Shenandoah Telecommunications Co.	109	2,069
Telephone and Data Systems, Inc.	226	1,510
United States Cellular Corp.*	33	472
		5,871
TOTAL COMMON STOCKS (Cost $4,550,216)		5,003,438

Investments	Number of Rights	Value ($)
RIGHTS - 0.0%

Biotechnology - 0.0%
Aduro Biotech, Inc., CVR*(c)(d)	39	—
Tobira Therapeutics, Inc., CVR*(c)(d)	10	—

TOTAL RIGHTS (Cost $99)		—

Investments	Shares	Value ($)
SECURITIES LENDING REINVESTMENTS(e) - 0.0%(a)

INVESTMENT COMPANIES - 0.0%(a)
Invesco Government & Agency Portfolio, Institutional Class 5.04% (Cost $44)	44	44

Investments	Principal Amount ($)	Value ($)
SHORT-TERM INVESTMENTS - 84.7%

REPURCHASE AGREEMENTS(f) - 13.7%
Repurchase Agreements with various counterparties, rates 4.95% - 5.05%, dated 5/31/2023, due 6/1/2023, total to be received $4,509,767
(Cost $4,509,137)	4,509,137	4,509,137

U.S. TREASURY OBLIGATIONS - 71.0%
U.S. Treasury Bills
5.07%, 8/3/2023(g) (Cost $23,284,154)	23,490,000	23,292,412

TOTAL SHORT-TERM INVESTMENTS (Cost $27,793,291)		27,801,549
Total Investments - 99.9% (Cost $32,343,650)		32,805,031
Other assets less liabilities - 0.1%		41,392
Net Assets - 100.0%		32,846,423

See accompanying notes to the financial statements.

Hedge Replication ETF

Schedule of Portfolio Investments

May 31, 2023

*	Non-income producing security.
(a)	Represents less than 0.05% of net assets.
(b)	Security exempt from registration pursuant to Regulation S under the Securities Act of 1933. Regulation S applies to securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States and as such may have restrictions on resale.
(c)	Security fair valued as of May 31, 2023 in accordance with procedures approved by the Board of Trustees. Total value of all such securities at May 31, 2023 amounted to $21, which represents approximately 0.00% of net assets of the Fund.
(d)	Illiquid security.
(e)	The security was purchased with cash collateral held from securities on loan at May 31, 2023. The total value of securities purchased was $44.
(f)	The Fund invests in Repurchase Agreements jointly with other funds in the Trust. See "Repurchase Agreements" in the Notes to Financial Statements to view the details of each individual agreement and counterparty as well as a description of the securities subject to repurchase.
(g)	The rate shown was the current yield as of May 31, 2023.

Abbreviations
CVR	Contingent Value Rights - No defined expiration

As of May 31, 2023, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investment securities and derivative instruments, if applicable, for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$1,564,334
Aggregate gross unrealized depreciation	(1,477,948)
Net unrealized appreciation	$86,386
Federal income tax cost	$32,594,414

Futures Contracts Sold

Hedge Replication ETF had the following open short futures contracts as of May 31, 2023:

	Number of Contracts	Expiration Date	Trading Currency	Notional Amount	Value and Unrealized Depreciation
E-Mini Euro Currency	23	6/16/2023	USD	$1,537,838	$(5,487)

See accompanying notes to the financial statements.

Hedge Replication ETF

Schedule of Portfolio Investments

May 31, 2023

Swap Agreementsa

Hedge Replication ETF had the following open non-exchange traded total return swap agreements as of May 31, 2023:

Notional Amount ($)	Termination Date[b]	Counterparty	Rate Paid (Received)[c]	Reference Instrument	Value and Unrealized Appreciation/ (Depreciation)[d] ($)	Financial Instruments for the Benefit of (the Fund)/ the Counterparty ($)	Cash Collateral for the Benefit of (the Fund)/ the Counterparty ($)	Net Amount[e] ($)
234,258	3/6/2025	Morgan Stanley & Co. International plc	5.53%	iShares® MSCI Emerging Markets ETF[f]	(9,457)	—	9,457	—

(973,900)	11/14/2024	Societe Generale	(5.28)%	S&P 500® Total Return Index	(60,535)
27,994	11/14/2024	Societe Generale	5.43%	Russell 2000® Total Return Index	(7,569)
944,268	11/14/2024	Societe Generale	5.58%	iShares® MSCI EAFE ETF[f]	2,087
1,361,990	3/6/2024	Societe Generale	4.83%	iShares® MSCI Emerging Markets ETF[f]	46,944
1,360,352					(19,073)	—	19,073	—
50,740	11/7/2024	UBS AG	5.08%	Russell 2000® Total Return Index	(4,156)
480,133	11/6/2023	UBS AG	4.88%	iShares® MSCI Emerging Markets ETF[f]	(539,251)
1,632,486	4/8/2024	UBS AG	5.28%	iShares® MSCI EAFE ETF[f]	453,193
2,163,359					(90,214)	—	90,214	—

3,757,969					(118,744)
				Total Unrealized Appreciation	502,224
				Total Unrealized Depreciation	(620,968)

[a]	The Fund's Swap Agreements are not accounted for as hedging instruments under ASC 815.
[b]	Agreements may be terminated at will by either party without penalty. Payment is due at termination/maturity.
[c]	Reflects the floating financing rate, as of May 31, 2023, on the notional amount of the swap agreement paid to the counterparty or received from the counterparty, excluding any commissions. This amount is included as part of the unrealized appreciation/(depreciation).
[d]	The Fund discloses amounts due to the Fund from the counterparty (unrealized appreciation on swap agreements) at period end as an asset on its Statement of Assets and Liabilities. Amounts due to the counterparty from the Fund (unrealized depreciation on swap agreements) are disclosed as a liability on its Statement of Assets and Liabilities. The Fund presents these amounts on a gross basis and does not offset or "net" these amounts on its Statement of Assets and Liabilities.
[e]	Represents the "uncollateralized" amount due from or (to) the counterparty at period end. These amounts could be due to timing differences between the movement of collateral in relation to market movements, or due to agreement provisions allowing minimum "thresholds" that would need to be exceeded prior to the movement of collateral. To the extent that a net amount is due from a counterparty, the Fund would be exposed to the counterparty by such amount and could suffer losses or delays in recovery of that amount in the event of a counterparty default.
[f]	In order to facilitate the daily valuation of these swap transactions as of close of business New York time, one or more financial products traded on a U.S. exchange are used as the reference entity as a surrogate for the respective underlying index for the purposes of both daily valuation calculation as well as final settlement of the swap.

Abbreviations
USD	U.S. Dollar

See accompanying notes to the financial statements.

Large Cap Core Plus

Schedule of Portfolio Investments

May 31, 2023

Investments	Shares	Value ($)

COMMON STOCKS(a) - 94.3%

Aerospace & Defense - 2.4%
Boeing Co. (The)*	10,656	2,191,939
Howmet Aerospace, Inc.	29,673	1,268,521
Huntington Ingalls Industries, Inc.	6,240	1,256,611
Lockheed Martin Corp.	4,513	2,003,817
Northrop Grumman Corp.	3,724	1,621,765
Raytheon Technologies Corp.	1,532	141,158
Textron, Inc.	19,486	1,205,599
		9,689,410
Air Freight & Logistics - 0.4%
CH Robinson Worldwide, Inc.	12,633	1,194,324
United Parcel Service, Inc., Class B	2,880	480,960
		1,675,284
Automobile Components - 0.4%
Aptiv plc*	7,191	633,383
BorgWarner, Inc.	25,435	1,127,534
		1,760,917
Automobiles - 1.1%
General Motors Co.	40,398	1,309,299
Tesla, Inc.*	16,024	3,267,774
		4,577,073
Banks - 2.8%
Bank of America Corp.	19,312	536,680
Citigroup, Inc.	40,682	1,803,026
Citizens Financial Group, Inc.	36,124	931,277
Comerica, Inc.	14,155	510,995
Fifth Third Bancorp	41,914	1,017,253
Huntington Bancshares, Inc.	87,787	905,084
JPMorgan Chase & Co.	16,375	2,222,251
M&T Bank Corp.	10,268	1,223,535
Regions Financial Corp.	42,991	742,455
Truist Financial Corp.	12,541	382,124
Wells Fargo & Co.	12,160	484,090
Zions Bancorp NA(b)	27,030	737,649
		11,496,419
Beverages - 0.6%
Coca-Cola Co. (The)	16,085	959,631
Constellation Brands, Inc., Class A	2,024	491,771
PepsiCo, Inc.	5,683	1,036,295
		2,487,697
Biotechnology - 1.8%
AbbVie, Inc.	16,063	2,216,051
Amgen, Inc.	842	185,787
Biogen, Inc.*	3,309	980,821
Gilead Sciences, Inc.	20,216	1,555,419
Incyte Corp.*	17,563	1,081,003
Vertex Pharmaceuticals, Inc.*	3,831	1,239,597
		7,258,678
Broadline Retail - 1.9%
Amazon.com, Inc.*	64,222	7,743,889

Building Products - 0.3%
Trane Technologies plc	8,519	1,390,556

Capital Markets - 2.3%
Ameriprise Financial, Inc.	2,091	624,101
Bank of New York Mellon Corp. (The)	26,559	1,067,672
Charles Schwab Corp. (The)	3,081	162,338
CME Group, Inc.	8,910	1,592,663
FactSet Research Systems, Inc.	464	178,589
Franklin Resources, Inc.	41,617	999,224
Intercontinental Exchange, Inc.	2,056	217,833
Invesco Ltd.	10,923	157,073
MarketAxess Holdings, Inc.	996	271,320
MSCI, Inc., Class A	1,363	641,332
Nasdaq, Inc.	20,715	1,146,575
Raymond James Financial, Inc.	10,955	989,784
State Street Corp.	18,284	1,243,678
		9,292,182
Chemicals - 1.7%
Air Products and Chemicals, Inc.	5,478	1,474,349
Albemarle Corp.	7,025	1,359,548
Celanese Corp., Class A	7,328	762,259
CF Industries Holdings, Inc.	4,857	298,754
DuPont de Nemours, Inc.	22,201	1,491,685
Linde plc	1,020	360,733
Mosaic Co. (The)	24,864	794,653
PPG Industries, Inc.	3,788	497,327
		7,039,308
Commercial Services & Supplies - 0.8%
Cintas Corp.	3,119	1,472,605
Republic Services, Inc., Class A	9,646	1,366,163
Rollins, Inc.	6,403	251,766
		3,090,534
Communications Equipment - 1.2%
Arista Networks, Inc.*	9,263	1,540,807
Cisco Systems, Inc.	23,880	1,186,120
Juniper Networks, Inc.	37,846	1,149,383
Motorola Solutions, Inc.	2,998	845,196
		4,721,506
Consumer Finance - 0.4%
American Express Co.	3,653	579,220
Capital One Financial Corp.	7,553	787,098
Synchrony Financial	13,545	419,353
		1,785,671
Consumer Staples Distribution & Retail - 1.4%
Costco Wholesale Corp.	1,568	802,126
Kroger Co. (The)	29,426	1,333,881
Sysco Corp.	11,426	799,249
Target Corp.	5,122	670,623
Walgreens Boots Alliance, Inc.	43,206	1,312,166
Walmart, Inc.	4,797	704,535
		5,622,580
Containers & Packaging - 0.8%
International Paper Co.	35,307	1,039,438
Packaging Corp. of America	9,143	1,134,006
Westrock Co.	38,904	1,089,701
		3,263,145
Distributors - 0.4%
Genuine Parts Co.	6,236	928,727
LKQ Corp.	13,918	734,175
		1,662,902
Diversified Telecommunication Services - 0.3%
AT&T, Inc.	47,749	751,092
Verizon Communications, Inc.	9,426	335,848
		1,086,940
Electric Utilities - 1.9%
Alliant Energy Corp.	19,432	999,971
Edison International	19,038	1,285,446
Entergy Corp.	11,736	1,152,475
Evergy, Inc.	6,893	398,760
FirstEnergy Corp.	13,990	523,086

See accompanying notes to the financial statements.

Large Cap Core Plus

Schedule of Portfolio Investments

May 31, 2023

Investments	Shares	Value ($)
NextEra Energy, Inc.	3,908	287,082
NRG Energy, Inc.	25,518	862,253
Pinnacle West Capital Corp.	8,693	671,795
Xcel Energy, Inc.	21,573	1,408,501
		7,589,369
Electrical Equipment - 0.5%
AMETEK, Inc.	9,772	1,417,624
Eaton Corp. plc	1,177	207,035
Rockwell Automation, Inc.	802	223,437
		1,848,096
Electronic Equipment, Instruments & Components - 1.1%
Amphenol Corp., Class A	20,590	1,553,516
Keysight Technologies, Inc.*	9,545	1,544,381
TE Connectivity Ltd.	3,340	409,083
Teledyne Technologies, Inc.*	1,668	648,268
Trimble, Inc.*	3,742	174,639
		4,329,887
Energy Equipment & Services - 0.3%
Halliburton Co.	10,640	304,836
Schlumberger NV	18,635	798,137
		1,102,973
Entertainment - 1.1%
Activision Blizzard, Inc.*	4,369	350,394
Electronic Arts, Inc.	6,059	775,552
Netflix, Inc.*	4,127	1,631,114
Walt Disney Co. (The)*	4,121	362,483
Warner Bros Discovery, Inc.*	107,261	1,209,904
		4,329,447
Financial Services - 2.7%
Berkshire Hathaway, Inc., Class B*	11,809	3,791,634
Jack Henry & Associates, Inc.	4,374	668,741
Mastercard, Inc., Class A	4,198	1,532,354
PayPal Holdings, Inc.*	12,234	758,385
Visa, Inc., Class A	19,035	4,207,306
		10,958,420
Food Products - 2.5%
Archer-Daniels-Midland Co.	20,411	1,442,037
Campbell Soup Co.	17,874	903,531
Conagra Brands, Inc.	15,088	526,118
Hershey Co. (The)	5,528	1,435,622
Hormel Foods Corp.	10,166	388,849
J M Smucker Co. (The)	8,241	1,208,048
Kellogg Co.	16,449	1,098,300
Kraft Heinz Co. (The)	15,405	588,779
Lamb Weston Holdings, Inc.	11,735	1,304,932
Tyson Foods, Inc., Class A	22,459	1,137,324
		10,033,540
Gas Utilities - 0.3%
Atmos Energy Corp.	10,690	1,232,343

Ground Transportation - 1.1%
CSX Corp.	54,874	1,682,985
Norfolk Southern Corp.	6,455	1,343,802
Old Dominion Freight Line, Inc.	4,081	1,266,906
		4,293,693
Health Care Equipment & Supplies - 2.0%
Abbott Laboratories	25,390	2,589,780
Baxter International, Inc.	11,845	482,328
Becton Dickinson & Co.	2,076	501,894
Dexcom, Inc.*	9,640	1,130,386
GE HealthCare Technologies, Inc.	5,490	436,510
Hologic, Inc.*	6,410	505,685
IDEXX Laboratories, Inc.*	1,793	833,333
Insulet Corp.*	4,223	1,158,158
Stryker Corp.	1,304	359,356
Teleflex, Inc.	803	188,504
		8,185,934
Health Care Providers & Services - 4.3%
AmerisourceBergen Corp.	8,216	1,397,952
Cardinal Health, Inc.	2,238	184,187
Centene Corp.*	22,059	1,376,702
Cigna Group (The)	6,984	1,727,912
CVS Health Corp.	27,805	1,891,574
Elevance Health, Inc.	4,374	1,958,765
HCA Healthcare, Inc.	1,632	431,158
Humana, Inc.	3,281	1,646,636
McKesson Corp.	4,124	1,611,824
Molina Healthcare, Inc.*	1,464	400,990
UnitedHealth Group, Inc.	9,056	4,412,445
Universal Health Services, Inc., Class B	2,799	369,832
		17,409,977
Health Care REITs - 0.5%
Ventas, Inc., REIT	26,396	1,138,723
Welltower, Inc., REIT	10,790	805,042
		1,943,765
Hotel & Resort REITs - 0.3%
Host Hotels & Resorts, Inc., REIT	73,887	1,226,524

Hotels, Restaurants & Leisure - 2.3%
Caesars Entertainment, Inc.*	28,103	1,152,504
Carnival Corp.*	108,051	1,213,413
Darden Restaurants, Inc.	6,379	1,011,199
Expedia Group, Inc.*	8,360	800,135
Hilton Worldwide Holdings, Inc.	10,558	1,437,155
Marriott International, Inc., Class A	9,011	1,511,956
McDonald's Corp.	2,282	650,621
MGM Resorts International	29,403	1,155,244
Wynn Resorts Ltd.	4,658	459,745
		9,391,972
Household Durables - 1.2%
DR Horton, Inc.	5,245	560,376
Lennar Corp., Class A	10,932	1,171,036
Newell Brands, Inc.	59,808	497,005
PulteGroup, Inc.	19,228	1,270,586
Whirlpool Corp.	9,225	1,192,700
		4,691,703
Household Products - 0.8%
Clorox Co. (The)	3,329	526,581
Kimberly-Clark Corp.	5,958	800,040
Procter & Gamble Co. (The)	13,487	1,921,898
		3,248,519
Independent Power and Renewable Electricity Producers - 0.1%
AES Corp. (The)	20,874	412,053

Industrial Conglomerates - 0.4%
3M Co.	14,242	1,328,921
General Electric Co.	1,861	188,947
Honeywell International, Inc.	764	146,383
		1,664,251
Industrial REITs - 0.1%
Prologis, Inc., REIT	2,891	360,074

Insurance - 3.0%
Allstate Corp. (The)	5,023	544,744
American International Group, Inc.	10,480	553,658

See accompanying notes to the financial statements.

Large Cap Core Plus

Schedule of Portfolio Investments

May 31, 2023

Investments	Shares	Value ($)
Arch Capital Group Ltd.*	18,077	1,259,967
Assurant, Inc.	7,726	927,043
Brown & Brown, Inc.	19,891	1,239,806
Hartford Financial Services Group, Inc. (The)	18,381	1,259,466
Lincoln National Corp.	59,581	1,246,435
Loews Corp.	21,510	1,204,560
MetLife, Inc.	22,056	1,092,875
Prudential Financial, Inc.	14,198	1,117,241
Travelers Cos., Inc. (The)	3,326	562,892
W R Berkley Corp.	17,363	966,772
		11,975,459
Interactive Media & Services - 3.1%
Alphabet, Inc., Class A*	38,235	4,697,935
Alphabet, Inc., Class C*	32,073	3,956,846
Match Group, Inc.*	4,536	156,492
Meta Platforms, Inc., Class A*	13,949	3,692,579
		12,503,852
IT Services - 1.2%
Accenture plc, Class A	3,694	1,130,069
Akamai Technologies, Inc.*	1,810	166,737
Cognizant Technology Solutions Corp., Class A	12,101	756,192
DXC Technology Co.*	53,582	1,341,157
EPAM Systems, Inc.*	5,533	1,419,878
International Business Machines Corp.	1,208	155,337
		4,969,370
Life Sciences Tools & Services - 2.3%
Agilent Technologies, Inc.	4,834	559,149
Bio-Techne Corp.	4,587	375,171
Charles River Laboratories International, Inc.*	5,103	986,818
Danaher Corp.	8,441	1,938,222
IQVIA Holdings, Inc.*	6,436	1,267,313
Mettler-Toledo International, Inc.*	1,049	1,386,641
Thermo Fisher Scientific, Inc.	1,726	877,602
Waters Corp.*	2,581	648,399
West Pharmaceutical Services, Inc.	3,859	1,291,337
		9,330,652
Machinery - 2.3%
Cummins, Inc.	5,513	1,126,912
Deere & Co.	803	277,822
Dover Corp.	8,321	1,109,439
IDEX Corp.	4,583	912,750
Ingersoll Rand, Inc.	23,563	1,335,080
Otis Worldwide Corp.	5,765	458,375
PACCAR, Inc.	20,720	1,425,122
Parker-Hannifin Corp.	610	195,468
Pentair plc	21,478	1,191,385
Stanley Black & Decker, Inc.	1,837	137,720
Xylem, Inc.	12,522	1,254,704
		9,424,777
Media - 1.2%
Charter Communications, Inc., Class A*	1,021	332,999
Comcast Corp., Class A	17,904	704,522
DISH Network Corp., Class A*	129,439	832,293
Fox Corp., Class A	29,517	920,930
Interpublic Group of Cos., Inc. (The)	21,209	788,763
News Corp., Class A	63,772	1,167,665
News Corp., Class B	8,925	164,934
Omnicom Group, Inc.	1,671	147,366
		5,059,472
Metals & Mining - 0.3%
Nucor Corp.	3,193	421,668
Steel Dynamics, Inc.	7,788	715,717
		1,137,385
Multi-Utilities - 1.4%
CenterPoint Energy, Inc.	43,910	1,238,701
Consolidated Edison, Inc.	14,800	1,380,840
DTE Energy Co.	11,928	1,283,453
NiSource, Inc.	43,976	1,182,514
WEC Energy Group, Inc.	6,279	548,471
		5,633,979
Office REITs - 0.2%
Boston Properties, Inc., REIT	18,395	895,285

Oil, Gas & Consumable Fuels - 3.6%
APA Corp.	14,127	448,956
Chevron Corp.	11,271	1,697,638
ConocoPhillips	19,207	1,907,255
Devon Energy Corp.	3,044	140,328
Diamondback Energy, Inc.	5,226	664,486
Exxon Mobil Corp.	41,824	4,273,576
Hess Corp.	5,910	748,620
Marathon Petroleum Corp.	14,347	1,505,144
Occidental Petroleum Corp.	2,581	148,820
Phillips 66	16,408	1,503,137
Pioneer Natural Resources Co.	1,331	265,455
Williams Cos., Inc. (The)	37,901	1,086,243
		14,389,658
Passenger Airlines - 1.0%
Alaska Air Group, Inc.*	3,661	164,489
American Airlines Group, Inc.*(b)	87,407	1,291,875
Delta Air Lines, Inc.*	36,287	1,318,307
United Airlines Holdings, Inc.*	28,601	1,357,546
		4,132,217
Pharmaceuticals - 2.7%
Bristol-Myers Squibb Co.	4,539	292,493
Eli Lilly & Co.	3,907	1,677,900
Johnson & Johnson	18,331	2,842,405
Merck & Co., Inc.	11,899	1,313,769
Pfizer, Inc.	72,322	2,749,682
Viatris, Inc.	114,168	1,044,637
Zoetis, Inc., Class A	5,449	888,242
		10,809,128
Professional Services - 1.3%
Automatic Data Processing, Inc.	2,582	539,612
Broadridge Financial Solutions, Inc.	1,323	194,111
Ceridian HCM Holding, Inc.*	18,904	1,169,212
Jacobs Solutions, Inc.	5,099	558,850
Leidos Holdings, Inc.	13,974	1,090,811
Paychex, Inc.	2,817	295,588
Paycom Software, Inc.	4,375	1,225,569
Robert Half International, Inc.	4,202	273,214
		5,346,967
Residential REITs - 1.8%
AvalonBay Communities, Inc., REIT	7,674	1,335,123
Camden Property Trust, REIT	11,547	1,206,315
Equity Residential, REIT	19,967	1,213,994
Essex Property Trust, Inc., REIT	5,356	1,157,217

See accompanying notes to the financial statements.

Large Cap Core Plus

Schedule of Portfolio Investments

May 31, 2023

Investments	Shares	Value ($)
Mid-America Apartment Communities, Inc., REIT	8,695	1,278,687
UDR, Inc., REIT	29,411	1,166,734
		7,358,070
Retail REITs - 0.8%
Federal Realty Investment Trust, REIT	12,373	1,091,299
Realty Income Corp., REIT	12,785	759,940
Regency Centers Corp., REIT	18,318	1,030,754
Simon Property Group, Inc., REIT	4,833	508,190
		3,390,183
Semiconductors & Semiconductor Equipment - 5.6%
Advanced Micro Devices, Inc.*	1,509	178,379
Analog Devices, Inc.	7,857	1,396,110
Broadcom, Inc.	4,023	3,250,423
Enphase Energy, Inc.*	4,174	725,775
First Solar, Inc.*	1,190	241,522
KLA Corp.	1,866	826,619
Microchip Technology, Inc.	20,389	1,534,476
Monolithic Power Systems, Inc.	2,718	1,331,575
NVIDIA Corp.	16,669	6,306,550
NXP Semiconductors NV	9,129	1,635,004
ON Semiconductor Corp.*	15,776	1,318,874
Qorvo, Inc.*	7,740	752,793
QUALCOMM, Inc.	13,032	1,477,959
Skyworks Solutions, Inc.	6,812	705,110
Texas Instruments, Inc.	6,344	1,103,095
		22,784,264
Software - 8.4%
Adobe, Inc.*	4,803	2,006,645
ANSYS, Inc.*	4,699	1,520,549
Autodesk, Inc.*	5,778	1,152,076
Cadence Design Systems, Inc.*	7,950	1,835,735
Fortinet, Inc.*	22,964	1,569,130
Gen Digital, Inc.	36,505	640,298
Intuit, Inc.	4,033	1,690,311
Microsoft Corp.	58,572	19,234,459
Oracle Corp.	1,782	188,785
PTC, Inc.*	5,456	733,286
Salesforce, Inc.*	8,661	1,934,694
ServiceNow, Inc.*	1,610	877,096
Synopsys, Inc.*	1,230	559,601
		33,942,665
Specialized REITs - 1.0%
Crown Castle, Inc., REIT	1,599	181,023
Extra Space Storage, Inc., REIT	8,373	1,207,972
Public Storage, REIT	5,136	1,455,029
Weyerhaeuser Co., REIT	44,689	1,280,787
		4,124,811
Specialty Retail - 1.6%
Bath & Body Works, Inc.	10,700	377,068
Best Buy Co., Inc.	16,006	1,163,156
Home Depot, Inc. (The)	6,047	1,714,022
Lowe's Cos., Inc.	762	153,261
TJX Cos., Inc. (The)	24,485	1,880,203
Ulta Beauty, Inc.*	2,770	1,135,229
		6,422,939
Technology Hardware, Storage & Peripherals - 5.7%
Apple, Inc.	118,622	21,025,750
Hewlett Packard Enterprise Co.	94,346	1,360,469
HP, Inc.	19,854	576,957
		22,963,176
Textiles, Apparel & Luxury Goods - 0.5%
NIKE, Inc., Class B	1,904	200,415
Ralph Lauren Corp., Class A	10,455	1,111,471
Tapestry, Inc.	15,030	601,501
		1,913,387
Tobacco - 0.2%
Philip Morris International, Inc.	7,557	680,206

Trading Companies & Distributors - 0.2%
United Rentals, Inc.	1,939	647,219

Wireless Telecommunication Services - 0.4%
T-Mobile US, Inc.*	13,308	1,826,523

TOTAL COMMON STOCKS (Cost $337,144,076)		381,558,875

SECURITIES LENDING REINVESTMENTS(c) - 0.2%

INVESTMENT COMPANIES - 0.2%
Invesco Government & Agency Portfolio, Institutional Class 5.04% (Cost $746,409)	746,409	746,409

Investments	Principal Amount ($)	Value ($)
SHORT-TERM INVESTMENTS - 1.2%

REPURCHASE AGREEMENTS(d) - 1.2%
Repurchase Agreements with various counterparties, rates 4.95% - 5.05%, dated 5/31/2023, due 6/1/2023, total to be received $5,046,485
(Cost $5,045,777)	5,045,777	5,045,777

Total Investments - 95.7% (Cost $342,936,262)		387,351,061
Other assets less liabilities - 4.3%		17,223,721
Net Assets - 100.0%		404,574,782

*	Non-income producing security.
(a)	All or a portion of these securities are segregated in connection with obligations for swaps with a total value of $29,476,186.
(b)	The security or a portion of this security is on loan at May 31, 2023. The total value of securities on loan at May 31, 2023 was $726,484, collateralized in the form of cash with a value of $746,409 that was reinvested in the securities shown in the Securities Lending Reinvestment section of the Schedule of Portfolio Investments and $39,060 of collateral in the form of U.S. Government Treasury Securities, interest rates ranging from 0.00% – 4.38%, and maturity dates ranging from August 31, 2023 – November 15, 2052. The total value of collateral is $785,469.
(c)	The security was purchased with cash collateral held from securities on loan at May 31, 2023. The total value of securities purchased was $746,409.

See accompanying notes to the financial statements.

Large Cap Core Plus

Schedule of Portfolio Investments

May 31, 2023

(d)	The Fund invests in Repurchase Agreements jointly with other funds in the Trust. See "Repurchase Agreements" in the Notes to Financial Statements to view the details of each individual agreement and counterparty as well as a description of the securities subject to repurchase.

As of May 31, 2023, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investment securities and derivative instruments, if applicable, for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$79,477,186
Aggregate gross unrealized depreciation	(26,314,941)
Net unrealized appreciation	$53,162,245
Federal income tax cost	$343,973,373

See accompanying notes to the financial statements.

Large Cap Core Plus

Schedule of Portfolio Investments

May 31, 2023

Swap Agreementsa

Large Cap Core Plus had the following open non-exchange traded total return swap agreements as of May 31, 2023:

Notional Amount ($)	Termination Date[b]	Counterparty	Rate Paid (Received)[c]	Reference Instrument	Value and Unrealized Appreciation/ (Depreciation)[d] ($)	Financial Instruments for the Benefit of (the Fund)/ the Counterparty ($)	Cash Collateral for the Benefit of (the Fund)/ the Counterparty ($)	Net Amount[e] ($)
(52,362,446)	11/7/2024	Goldman Sachs International	(5.18)%	Credit Suisse 130/30 Large Cap Index (short portion)[f]	2,219,489	(1,977,150)	—	242,339

(13,205,838)	11/14/2024	Societe Generale	(4.93)%	Credit Suisse 130/30 Large Cap Index (short portion)[f]	555,685
85,373,880	3/6/2024	Societe Generale	5.83%	Credit Suisse 130/30 Large Cap Index (long portion)[g]	1,026,075
72,168,042					1,581,760	(1,581,760)	—	—
(51,376,973)	11/6/2023	UBS AG	(5.18)%	Credit Suisse 130/30 Large Cap Index (short portion)[f]	6,678,425
54,505,935	11/7/2024	UBS AG	5.63%	Credit Suisse 130/30 Large Cap Index (long portion)[g]	(695,117)
3,128,962					5,983,308	(5,983,308)	—	—

22,934,558					9,784,557
				Total Unrealized Appreciation	10,479,674
				Total Unrealized Depreciation	(695,117)

a	The Fund's Swap Agreements are not accounted for as hedging instruments under ASC 815.
b	Agreements may be terminated at will by either party without penalty. Payment is due at termination/maturity.
c	Reflects the floating financing rate, as of May 31, 2023, on the notional amount of the swap agreement paid to the counterparty or received from the counterparty, excluding any commissions. This amount is included as part of the unrealized appreciation/(depreciation).
d	The Fund discloses amounts due to the Fund from the counterparty (unrealized appreciation on swap agreements) at period end as an asset on its Statement of Assets and Liabilities. Amounts due to the counterparty from the Fund (unrealized depreciation on swap agreements) are disclosed as a liability on its Statement of Assets and Liabilities. The Fund presents these amounts on a gross basis and does not offset or "net" these amounts on its Statement of Assets and Liabilities.
e	Represents the "uncollateralized" amount due from or (to) the counterparty at period end. These amounts could be due to timing differences between the movement of collateral in relation to market movements, or due to agreement provisions allowing minimum "thresholds" that would need to be exceeded prior to the movement of collateral. To the extent that a net amount is due from a counterparty, the Fund would be exposed to the counterparty by such amount and could suffer losses or delays in recovery of that amount in the event of a counterparty default.
f	Certain underlying short component disclosures related to this index may be found on the website at www.proshares.com/media/Large_Cap_Short_May.pdf.
g	See the Common Stocks section of the preceding Schedule of Portfolio Investments for the representative long components of the underlying reference instrument and their relative weightings.

See accompanying notes to the financial statements.

S&P 500® Ex-Energy ETF

Schedule of Portfolio Investments

May 31, 2023

Investments	Shares	Value ($)
COMMON STOCKS - 99.8%

Aerospace & Defense - 1.7%
Axon Enterprise, Inc.*	71	13,697
Boeing Co. (The)*	591	121,569
General Dynamics Corp.	236	48,186
Howmet Aerospace, Inc.	388	16,587
Huntington Ingalls Industries, Inc.	42	8,458
L3Harris Technologies, Inc.	200	35,184
Lockheed Martin Corp.	239	106,118
Northrop Grumman Corp.	151	65,759
Raytheon Technologies Corp.	1,540	141,896
Textron, Inc.	220	13,611
TransDigm Group, Inc.	54	41,777
		612,842
Air Freight & Logistics - 0.6%
CH Robinson Worldwide, Inc.	124	11,723
Expeditors International of Washington, Inc.	167	18,422
FedEx Corp.	244	53,187
United Parcel Service, Inc., Class B	767	128,089
		211,421
Automobile Components - 0.1%
Aptiv plc*	285	25,103
BorgWarner, Inc.	247	10,949
		36,052
Automobiles - 1.9%
Ford Motor Co.	4,118	49,416
General Motors Co.	1,467	47,546
Tesla, Inc.*	2,828	576,714
		673,676
Banks - 3.1%
Bank of America Corp.	7,340	203,979
Citigroup, Inc.	2,038	90,324
Citizens Financial Group, Inc.	519	13,380
Comerica, Inc.	139	5,018
Fifth Third Bancorp	720	17,474
Huntington Bancshares, Inc.	1,518	15,651
JPMorgan Chase & Co.	3,084	418,530
KeyCorp	983	9,181
M&T Bank Corp.	178	21,211
PNC Financial Services Group, Inc. (The)	422	48,880
Regions Financial Corp.	983	16,976
Truist Financial Corp.	1,396	42,536
US Bancorp	1,466	43,833
Wells Fargo & Co.	4,008	159,558
Zions Bancorp NA(a)	158	4,312
		1,110,843
Beverages - 1.8%
Brown-Forman Corp., Class B	193	11,922
Coca-Cola Co. (The)	4,092	244,129
Constellation Brands, Inc., Class A	170	41,305
Keurig Dr Pepper, Inc.	894	27,821
Molson Coors Beverage Co., Class B	198	12,246
Monster Beverage Corp.*	802	47,013
PepsiCo, Inc.	1,448	264,043
		648,479
Biotechnology - 2.1%
AbbVie, Inc.	1,860	256,606
Amgen, Inc.	562	124,005
Biogen, Inc.*	151	44,758
Gilead Sciences, Inc.	1,311	100,868
Incyte Corp.*	195	12,002
Moderna, Inc.*	347	44,316
Regeneron Pharmaceuticals, Inc.*	113	83,118
Vertex Pharmaceuticals, Inc.*	270	87,364
		753,037
Broadline Retail - 3.3%
Amazon.com, Inc.*	9,374	1,130,317
eBay, Inc.	572	24,333
Etsy, Inc.*	132	10,698
		1,165,348
Building Products - 0.4%
A O Smith Corp.	134	8,568
Allegion plc	92	9,636
Carrier Global Corp.	878	35,910
Johnson Controls International plc	724	43,223
Masco Corp.	237	11,452
Trane Technologies plc	241	39,338
		148,127
Capital Markets - 2.8%
Ameriprise Financial, Inc.	111	33,130
Bank of New York Mellon Corp. (The)	774	31,115
BlackRock, Inc.	157	103,235
Cboe Global Markets, Inc.	111	14,699
Charles Schwab Corp. (The)	1,604	84,515
CME Group, Inc.	379	67,746
FactSet Research Systems, Inc.	40	15,396
Franklin Resources, Inc.	300	7,203
Goldman Sachs Group, Inc. (The)	357	115,632
Intercontinental Exchange, Inc.	588	62,299
Invesco Ltd.	480	6,902
MarketAxess Holdings, Inc.	40	10,896
Moody's Corp.	165	52,285
Morgan Stanley	1,374	112,338
MSCI, Inc., Class A	84	39,525
Nasdaq, Inc.	357	19,760
Northern Trust Corp.	220	15,822
Raymond James Financial, Inc.	204	18,432
S&P Global, Inc.	346	127,131
State Street Corp.	367	24,963
T. Rowe Price Group, Inc.	235	25,183
		988,207
Chemicals - 1.7%
Air Products and Chemicals, Inc.	233	62,710
Albemarle Corp.	123	23,804
Celanese Corp., Class A	105	10,922
CF Industries Holdings, Inc.	207	12,732
Corteva, Inc.	750	40,117
Dow, Inc.	742	36,195
DuPont de Nemours, Inc.	482	32,386
Eastman Chemical Co.	125	9,636
Ecolab, Inc.	260	42,913
FMC Corp.	132	13,738
International Flavors & Fragrances, Inc.	269	20,791
Linde plc	518	183,196
LyondellBasell Industries NV, Class A	268	22,925
Mosaic Co. (The)	359	11,474
PPG Industries, Inc.	247	32,429

See accompanying notes to the financial statements.

S&P 500® Ex-Energy ETF

Schedule of Portfolio Investments

May 31, 2023

Investments	Shares	Value ($)
Sherwin-Williams Co. (The)	248	56,489
		612,457
Commercial Services & Supplies - 0.5%
Cintas Corp.	91	42,965
Copart, Inc.*	451	39,503
Republic Services, Inc., Class A	216	30,592
Rollins, Inc.	244	9,594
Waste Management, Inc.	391	63,311
		185,965
Communications Equipment - 0.9%
Arista Networks, Inc.*	260	43,248
Cisco Systems, Inc.	4,320	214,574
F5, Inc.*	63	9,298
Juniper Networks, Inc.	341	10,356
Motorola Solutions, Inc.	176	49,618
		327,094
Construction & Engineering - 0.1%
Quanta Services, Inc.	150	26,637

Construction Materials - 0.2%
Martin Marietta Materials, Inc.	65	25,873
Vulcan Materials Co.	140	27,370
		53,243
Consumer Finance - 0.5%
American Express Co.	626	99,258
Capital One Financial Corp.	401	41,788
Discover Financial Services	281	28,870
Synchrony Financial	461	14,273
		184,189
Consumer Staples Distribution & Retail - 1.9%
Costco Wholesale Corp.	467	238,899
Dollar General Corp.	235	47,256
Dollar Tree, Inc.*	218	29,404
Kroger Co. (The)	686	31,096
Sysco Corp.	534	37,353
Target Corp.	484	63,370
Walgreens Boots Alliance, Inc.	754	22,899
Walmart, Inc.	1,474	216,487
		686,764
Containers & Packaging - 0.2%
Amcor plc	1,563	15,067
Avery Dennison Corp.	85	13,696
Ball Corp.	331	16,934
International Paper Co.	375	11,040
Packaging Corp. of America	97	12,031
Sealed Air Corp.	153	5,791
Westrock Co.	268	7,507
		82,066
Distributors - 0.1%
Genuine Parts Co.	148	22,042
LKQ Corp.	267	14,084
Pool Corp.	41	12,965
		49,091
Diversified Telecommunication Services - 0.8%
AT&T, Inc.	7,496	117,912
Verizon Communications, Inc.	4,417	157,378
		275,290
Electric Utilities - 1.8%
Alliant Energy Corp.	265	13,637
American Electric Power Co., Inc.	541	44,968
Constellation Energy Corp.	344	28,903
Duke Energy Corp.	809	72,236
Edison International	402	27,143
Entergy Corp.	214	21,015
Evergy, Inc.	242	14,000
Eversource Energy	367	25,407
Exelon Corp.	1,046	41,474
FirstEnergy Corp.	572	21,387
NextEra Energy, Inc.	2,089	153,458
NRG Energy, Inc.	243	8,211
PG&E Corp.*	1,693	28,679
Pinnacle West Capital Corp.	119	9,196
PPL Corp.	775	20,305
Southern Co. (The)	1,145	79,864
Xcel Energy, Inc.	576	37,607
		647,490
Electrical Equipment - 0.6%
AMETEK, Inc.	241	34,962
Eaton Corp. plc	419	73,702
Emerson Electric Co.	601	46,686
Generac Holdings, Inc.*	67	7,298
Rockwell Automation, Inc.	121	33,710
		196,358
Electronic Equipment, Instruments & Components - 0.6%
Amphenol Corp., Class A	625	47,156
CDW Corp.	142	24,380
Corning, Inc.	801	24,679
Keysight Technologies, Inc.*	187	30,257
TE Connectivity Ltd.	332	40,663
Teledyne Technologies, Inc.*	49	19,044
Trimble, Inc.*	260	12,134
Zebra Technologies Corp., Class A*	54	14,179
		212,492
Entertainment - 1.4%
Activision Blizzard, Inc.*	749	60,070
Electronic Arts, Inc.	274	35,072
Live Nation Entertainment, Inc.*	151	12,071
Netflix, Inc.*	469	185,363
Take-Two Interactive Software, Inc.*	166	22,863
Walt Disney Co. (The)*	1,921	168,971
Warner Bros Discovery, Inc.*	2,324	26,215
		510,625
Financial Services - 4.4%
Berkshire Hathaway, Inc., Class B*	1,895	608,447
Fidelity National Information Services, Inc.	625	34,106
Fiserv, Inc.*	668	74,943
FleetCor Technologies, Inc.*	77	17,444
Global Payments, Inc.	277	27,060
Jack Henry & Associates, Inc.	77	11,773
Mastercard, Inc., Class A	887	323,773
PayPal Holdings, Inc.*	1,190	73,768
Visa, Inc., Class A	1,708	377,519
		1,548,833
Food Products - 1.2%
Archer-Daniels-Midland Co.	575	40,624
Bunge Ltd.	157	14,544
Campbell Soup Co.	212	10,717
Conagra Brands, Inc.	502	17,505
General Mills, Inc.	620	52,179
Hershey Co. (The)	154	39,994
Hormel Foods Corp.	305	11,666
J M Smucker Co. (The)	112	16,418
Kellogg Co.	270	18,028

See accompanying notes to the financial statements.

S&P 500® Ex-Energy ETF

Schedule of Portfolio Investments

May 31, 2023

Investments	Shares	Value ($)
Kraft Heinz Co. (The)	838	32,028
Lamb Weston Holdings, Inc.	151	16,791
McCormick & Co., Inc. (Non-Voting)	264	22,633
Mondelez International, Inc., Class A	1,433	105,196
Tyson Foods, Inc., Class A	301	15,243
		413,566
Gas Utilities - 0.1%
Atmos Energy Corp.	150	17,292

Ground Transportation - 0.8%
CSX Corp.	2,211	67,811
JB Hunt Transport Services, Inc.	87	14,527
Norfolk Southern Corp.	239	49,755
Old Dominion Freight Line, Inc.	95	29,492
Union Pacific Corp.	643	123,790
		285,375
Health Care Equipment & Supplies - 3.0%
Abbott Laboratories	1,834	187,068
Align Technology, Inc.*	76	21,482
Baxter International, Inc.	532	21,663
Becton Dickinson & Co.	298	72,044
Boston Scientific Corp.*	1,507	77,580
Cooper Cos., Inc. (The)	52	19,320
DENTSPLY SIRONA, Inc.	227	8,199
Dexcom, Inc.*	407	47,725
Edwards Lifesciences Corp.*	650	54,750
GE HealthCare Technologies, Inc.	382	30,373
Hologic, Inc.*	260	20,511
IDEXX Laboratories, Inc.*	87	40,435
Insulet Corp.*	73	20,020
Intuitive Surgical, Inc.*	369	113,593
Medtronic plc	1,399	115,781
ResMed, Inc.	154	32,462
STERIS plc	104	20,797
Stryker Corp.	355	97,831
Teleflex, Inc.	49	11,503
Zimmer Biomet Holdings, Inc.	220	28,015
		1,041,152
Health Care Providers & Services - 3.1%
AmerisourceBergen Corp.	170	28,925
Cardinal Health, Inc.	272	22,386
Centene Corp.*	579	36,135
Cigna Group (The)	314	77,687
CVS Health Corp.	1,350	91,840
DaVita, Inc.*	58	5,433
Elevance Health, Inc.	251	112,403
HCA Healthcare, Inc.	223	58,914
Henry Schein, Inc.*	143	10,568
Humana, Inc.	131	65,745
Laboratory Corp. of America Holdings	93	19,765
McKesson Corp.	144	56,281
Molina Healthcare, Inc.*	61	16,708
Quest Diagnostics, Inc.	117	15,520
UnitedHealth Group, Inc.	982	478,470
Universal Health Services, Inc., Class B	67	8,853
		1,105,633
Health Care REITs - 0.2%
Healthpeak Properties, Inc., REIT	576	11,497
Ventas, Inc., REIT	421	18,162
Welltower, Inc., REIT	497	37,081
		66,740
Hotel & Resort REITs - 0.0%(b)
Host Hotels & Resorts, Inc., REIT	753	12,500

Hotels, Restaurants & Leisure - 2.2%
Booking Holdings, Inc.*	41	102,860
Caesars Entertainment, Inc.*	226	9,268
Carnival Corp.*	1,055	11,848
Chipotle Mexican Grill, Inc., Class A*	29	60,218
Darden Restaurants, Inc.	128	20,290
Domino's Pizza, Inc.	37	10,724
Expedia Group, Inc.*	155	14,835
Hilton Worldwide Holdings, Inc.	280	38,114
Las Vegas Sands Corp.*	346	19,075
Marriott International, Inc., Class A	282	47,317
McDonald's Corp.	770	219,535
MGM Resorts International	331	13,005
Norwegian Cruise Line Holdings Ltd.*	444	6,593
Royal Caribbean Cruises Ltd.*	231	18,704
Starbucks Corp.	1,209	118,047
Wynn Resorts Ltd.	108	10,660
Yum! Brands, Inc.	294	37,835
		758,928
Household Durables - 0.4%
DR Horton, Inc.	329	35,150
Garmin Ltd.	161	16,607
Lennar Corp., Class A	266	28,494
Mohawk Industries, Inc.*	55	5,062
Newell Brands, Inc.	396	3,291
NVR, Inc.*	3	16,663
PulteGroup, Inc.	238	15,727
Whirlpool Corp.	57	7,370
		128,364
Household Products - 1.5%
Church & Dwight Co., Inc.	257	23,760
Clorox Co. (The)	130	20,563
Colgate-Palmolive Co.	879	65,380
Kimberly-Clark Corp.	355	47,669
Procter & Gamble Co. (The)	2,481	353,543
		510,915
Independent Power and Renewable Electricity Producers - 0.0%(b)
AES Corp. (The)	703	13,877

Industrial Conglomerates - 0.9%
3M Co.	579	54,027
General Electric Co.	1,146	116,353
Honeywell International, Inc.	702	134,503
		304,883
Industrial REITs - 0.3%
Prologis, Inc., REIT	970	120,814

Insurance - 2.1%
Aflac, Inc.	589	37,820
Allstate Corp. (The)	276	29,932
American International Group, Inc.	782	41,313
Aon plc, Class A	216	66,591
Arch Capital Group Ltd.*	389	27,113
Arthur J Gallagher & Co.	223	44,674
Assurant, Inc.	55	6,599
Brown & Brown, Inc.	248	15,458

See accompanying notes to the financial statements.

S&P 500® Ex-Energy ETF

Schedule of Portfolio Investments

May 31, 2023

Investments	Shares	Value ($)
Chubb Ltd.	437	81,195
Cincinnati Financial Corp.	165	15,922
Everest Re Group Ltd.	41	13,941
Globe Life, Inc.	95	9,802
Hartford Financial Services Group, Inc. (The)	332	22,749
Lincoln National Corp.	163	3,410
Loews Corp.	206	11,536
Marsh & McLennan Cos., Inc.	521	90,227
MetLife, Inc.	693	34,338
Principal Financial Group, Inc.	240	15,710
Progressive Corp. (The)	615	78,665
Prudential Financial, Inc.	387	30,453
Travelers Cos., Inc. (The)	243	41,125
W R Berkley Corp.	215	11,971
Willis Towers Watson plc	112	24,511
		755,055
Interactive Media & Services - 5.9%
Alphabet, Inc., Class A*	6,262	769,412
Alphabet, Inc., Class C*	5,459	673,477
Match Group, Inc.*	294	10,143
Meta Platforms, Inc., Class A*	2,340	619,445
		2,072,477
IT Services - 1.3%
Accenture plc, Class A	662	202,519
Akamai Technologies, Inc.*	165	15,200
Cognizant Technology Solutions Corp., Class A	535	33,432
DXC Technology Co.*	240	6,007
EPAM Systems, Inc.*	60	15,397
Gartner, Inc.*	83	28,457
International Business Machines Corp.	950	122,161
VeriSign, Inc.*	96	21,439
		444,612
Leisure Products - 0.0%(b)
Hasbro, Inc.	137	8,131

Life Sciences Tools & Services - 1.7%
Agilent Technologies, Inc.	311	35,973
Bio-Rad Laboratories, Inc., Class A*	23	8,587
Bio-Techne Corp.	166	13,577
Charles River Laboratories International, Inc.*	53	10,249
Danaher Corp.	689	158,208
Illumina, Inc.*	165	32,447
IQVIA Holdings, Inc.*	195	38,398
Mettler-Toledo International, Inc.*	23	30,403
Revvity, Inc.	133	15,338
Thermo Fisher Scientific, Inc.	413	209,994
Waters Corp.*	62	15,576
West Pharmaceutical Services, Inc.	78	26,101
		594,851
Machinery - 1.7%
Caterpillar, Inc.	547	112,545
Cummins, Inc.	148	30,253
Deere & Co.	284	98,258
Dover Corp.	147	19,600
Fortive Corp.	372	24,221
IDEX Corp.	79	15,734
Illinois Tool Works, Inc.	291	63,651
Ingersoll Rand, Inc.	426	24,137
Nordson Corp.	56	12,204
Otis Worldwide Corp.	437	34,746
PACCAR, Inc.	549	37,760
Parker-Hannifin Corp.	135	43,259
Pentair plc	174	9,652
Snap-on, Inc.	56	13,936
Stanley Black & Decker, Inc.	156	11,695
Westinghouse Air Brake Technologies Corp.	191	17,692
Xylem, Inc.	252	25,250
		594,593
Media - 0.8%
Charter Communications, Inc., Class A*	111	36,203
Comcast Corp., Class A	4,424	174,084
DISH Network Corp., Class A*	267	1,717
Fox Corp., Class A	313	9,765
Fox Corp., Class B	146	4,265
Interpublic Group of Cos., Inc. (The)	410	15,248
News Corp., Class A	403	7,379
News Corp., Class B	125	2,310
Omnicom Group, Inc.	213	18,784
Paramount Global, Class B(a)	532	8,092
		277,847
Metals & Mining - 0.4%
Freeport-McMoRan, Inc.	1,504	51,647
Newmont Corp.	835	33,859
Nucor Corp.	266	35,128
Steel Dynamics, Inc.	175	16,083
		136,717
Multi-Utilities - 0.8%
Ameren Corp.	272	22,051
CenterPoint Energy, Inc.	663	18,703
CMS Energy Corp.	307	17,800
Consolidated Edison, Inc.	374	34,894
Dominion Energy, Inc.	877	44,095
DTE Energy Co.	203	21,843
NiSource, Inc.	428	11,509
Public Service Enterprise Group, Inc.	525	31,369
Sempra Energy	330	47,365
WEC Energy Group, Inc.	332	29,000
		278,629
Office REITs - 0.1%
Alexandria Real Estate Equities, Inc., REIT	165	18,721
Boston Properties, Inc., REIT	151	7,349
		26,070
Passenger Airlines - 0.2%
Alaska Air Group, Inc.*	135	6,065
American Airlines Group, Inc.*	685	10,124
Delta Air Lines, Inc.*	675	24,523
Southwest Airlines Co.	626	18,699
United Airlines Holdings, Inc.*	344	16,328
		75,739
Personal Care Products - 0.1%
Estee Lauder Cos., Inc. (The), Class A	243	44,719

Pharmaceuticals - 4.4%
Bristol-Myers Squibb Co.	2,236	144,088
Catalent, Inc.*	190	7,074

See accompanying notes to the financial statements.

S&P 500® Ex-Energy ETF

Schedule of Portfolio Investments

May 31, 2023

Investments	Shares	Value ($)
Eli Lilly & Co.	829	356,022
Johnson & Johnson	2,749	426,260
Merck & Co., Inc.	2,666	294,353
Organon & Co.	268	5,197
Pfizer, Inc.	5,903	224,432
Viatris, Inc.	1,276	11,675
Zoetis, Inc., Class A	490	79,875
		1,548,976
Professional Services - 0.9%
Automatic Data Processing, Inc.	436	91,120
Broadridge Financial Solutions, Inc.	124	18,193
Ceridian HCM Holding, Inc.*	163	10,081
CoStar Group, Inc.*	428	33,983
Equifax, Inc.	129	26,912
Jacobs Solutions, Inc.	133	14,577
Leidos Holdings, Inc.	145	11,319
Paychex, Inc.	338	35,466
Paycom Software, Inc.	51	14,287
Robert Half International, Inc.	114	7,412
Verisk Analytics, Inc., Class A	164	35,934
		299,284
Real Estate Management & Development - 0.1%
CBRE Group, Inc., Class A*	333	24,948

Residential REITs - 0.4%
AvalonBay Communities, Inc., REIT	147	25,575
Camden Property Trust, REIT	116	12,119
Equity Residential, REIT	359	21,827
Essex Property Trust, Inc., REIT	68	14,692
Invitation Homes, Inc., REIT	612	20,735
Mid-America Apartment Communities, Inc., REIT	121	17,794
UDR, Inc., REIT	326	12,932
		125,674
Retail REITs - 0.3%
Federal Realty Investment Trust, REIT	77	6,791
Kimco Realty Corp., REIT	651	11,965
Realty Income Corp., REIT	659	39,171
Regency Centers Corp., REIT	163	9,172
Simon Property Group, Inc., REIT	344	36,172
		103,271
Semiconductors & Semiconductor Equipment - 7.6%
Advanced Micro Devices, Inc.*	1,696	200,484
Analog Devices, Inc.	533	94,709
Applied Materials, Inc.	886	118,104
Broadcom, Inc.	440	355,502
Enphase Energy, Inc.*	143	24,865
First Solar, Inc.*	104	21,108
Intel Corp.	4,351	136,795
KLA Corp.	145	64,233
Lam Research Corp.	142	87,571
Microchip Technology, Inc.	576	43,350
Micron Technology, Inc.	1,148	78,294
Monolithic Power Systems, Inc.	47	23,026
NVIDIA Corp.	2,587	978,766
NXP Semiconductors NV	272	48,715
ON Semiconductor Corp.*	455	38,038
Qorvo, Inc.*	105	10,212
QUALCOMM, Inc.	1,173	133,030
Skyworks Solutions, Inc.	167	17,286
SolarEdge Technologies, Inc.*	59	16,805
Teradyne, Inc.	164	16,431
Texas Instruments, Inc.	952	165,534
		2,672,858
Software - 10.7%
Adobe, Inc.*	482	201,375
ANSYS, Inc.*	91	29,447
Autodesk, Inc.*	227	45,262
Cadence Design Systems, Inc.*	288	66,502
Fair Isaac Corp.*	26	20,479
Fortinet, Inc.*	682	46,601
Gen Digital, Inc.	599	10,507
Intuit, Inc.	295	123,640
Microsoft Corp.	7,826	2,569,980
Oracle Corp.	1,616	171,199
PTC, Inc.*	112	15,053
Roper Technologies, Inc.	111	50,418
Salesforce, Inc.*	1,052	234,996
ServiceNow, Inc.*	213	116,038
Synopsys, Inc.*	160	72,794
Tyler Technologies, Inc.*	44	17,466
		3,791,757
Specialized REITs - 1.2%
American Tower Corp., REIT	490	90,376
Crown Castle, Inc., REIT	456	51,624
Digital Realty Trust, Inc., REIT	303	31,045
Equinix, Inc., REIT	97	72,318
Extra Space Storage, Inc., REIT	141	20,342
Iron Mountain, Inc., REIT	306	16,347
Public Storage, REIT	166	47,028
SBA Communications Corp., Class A, REIT	113	25,061
VICI Properties, Inc., Class A, REIT	1,057	32,693
Weyerhaeuser Co., REIT	771	22,097
		408,931
Specialty Retail - 2.1%
Advance Auto Parts, Inc.	62	4,519
AutoZone, Inc.*	20	47,737
Bath & Body Works, Inc.	241	8,493
Best Buy Co., Inc.	208	15,115
CarMax, Inc.*	167	12,059
Home Depot, Inc. (The)	1,072	303,858
Lowe's Cos., Inc.	636	127,919
O'Reilly Automotive, Inc.*	65	58,715
Ross Stores, Inc.	363	37,614
TJX Cos., Inc. (The)	1,215	93,300
Tractor Supply Co.	116	24,313
Ulta Beauty, Inc.*	53	21,721
		755,363
Technology Hardware, Storage & Peripherals - 8.1%
Apple, Inc.	15,637	2,771,657
Hewlett Packard Enterprise Co.	1,349	19,453
HP, Inc.	909	26,416
NetApp, Inc.	227	15,061
Seagate Technology Holdings plc	203	12,200
Western Digital Corp.*	336	13,013
		2,857,800
Textiles, Apparel & Luxury Goods - 0.5%
NIKE, Inc., Class B	1,310	137,891
Ralph Lauren Corp., Class A	43	4,571
Tapestry, Inc.	249	9,965

See accompanying notes to the financial statements.

S&P 500® Ex-Energy ETF

Schedule of Portfolio Investments

May 31, 2023

Investments	Shares	Value ($)
VF Corp.	348	5,993
		158,420
Tobacco - 0.7%
Altria Group, Inc.	1,879	83,465
Philip Morris International, Inc.	1,631	146,807
		230,272
Trading Companies & Distributors - 0.2%
Fastenal Co.	601	32,364
United Rentals, Inc.	73	24,366
WW Grainger, Inc.	47	30,504
		87,234
Water Utilities - 0.1%
American Water Works Co., Inc.	203	29,323

Wireless Telecommunication Services - 0.2%
T-Mobile US, Inc.*	623	85,507

TOTAL COMMON STOCKS (Cost $34,583,797)		35,215,723

SECURITIES LENDING REINVESTMENTS(c) - 0.0%(b)

INVESTMENT COMPANIES - 0.0%(b)
Invesco Government & Agency Portfolio, Institutional Class 5.04% (Cost $4,632)	4,632	4,632

Investments	Principal Amount ($)	Value ($)
SHORT-TERM INVESTMENTS - 0.1%

REPURCHASE AGREEMENTS(d) - 0.1%
Repurchase Agreements with various counterparties, rates 4.95% - 5.05%, dated 5/31/2023, due 6/1/2023, total to be received $31,900
(Cost $31,896)	31,896	31,896

Total Investments - 99.9% (Cost $34,620,325)		35,252,251
Other assets less liabilities - 0.1%		40,393
Net Assets - 100.0%		35,292,644

*	Non-income producing security.
(a)	The security or a portion of this security is on loan at May 31, 2023. The total value of securities on loan at May 31, 2023 was $5,547, collateralized in the form of cash with a value of $4,632 that was reinvested in the securities shown in the Securities Lending Reinvestment section of the Schedule of Portfolio Investments and $1,351 of collateral in the form of U.S. Government Treasury Securities, interest rates ranging from 0.00% – 5.25%, and maturity dates ranging from July 15, 2023 – August 15, 2049. The total value of collateral is $5,983.
(b)	Represents less than 0.05% of net assets.
(c)	The security was purchased with cash collateral held from securities on loan at May 31, 2023. The total value of securities purchased was $4,632.
(d)	The Fund invests in Repurchase Agreements jointly with other funds in the Trust. See "Repurchase Agreements" in the Notes to Financial Statements to view the details of each individual agreement and counterparty as well as a description of the securities subject to repurchase.

As of May 31, 2023, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investment securities and derivative instruments, if applicable, for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$3,731,709
Aggregate gross unrealized depreciation	(3,113,885)
Net unrealized appreciation	$617,824
Federal income tax cost	$34,634,427

See accompanying notes to the financial statements.

S&P 500® Ex-Financials ETF

Schedule of Portfolio Investments

May 31, 2023

Investments	Shares	Value ($)
COMMON STOCKS - 99.8%

Aerospace & Defense - 2.0%
Axon Enterprise, Inc.*	85	16,397
Boeing Co. (The)*	707	145,430
General Dynamics Corp.	283	57,783
Howmet Aerospace, Inc.	463	19,793
Huntington Ingalls Industries, Inc.	50	10,069
L3Harris Technologies, Inc.	239	42,045
Lockheed Martin Corp.	286	126,987
Northrop Grumman Corp.	181	78,824
Raytheon Technologies Corp.	1,842	169,722
Textron, Inc.	263	16,272
TransDigm Group, Inc.	65	50,287
		733,609
Air Freight & Logistics - 0.7%
CH Robinson Worldwide, Inc.	148	13,992
Expeditors International of Washington, Inc.	200	22,062
FedEx Corp.	292	63,650
United Parcel Service, Inc., Class B	918	153,306
		253,010
Automobile Components - 0.1%
Aptiv plc*	341	30,035
BorgWarner, Inc.	294	13,033
		43,068
Automobiles - 2.2%
Ford Motor Co.	4,923	59,076
General Motors Co.	1,753	56,815
Tesla, Inc.*	3,381	689,487
		805,378
Beverages - 2.1%
Brown-Forman Corp., Class B	230	14,207
Coca-Cola Co. (The)	4,894	291,976
Constellation Brands, Inc., Class A	204	49,566
Keurig Dr Pepper, Inc.	1,068	33,236
Molson Coors Beverage Co., Class B	236	14,597
Monster Beverage Corp.*	958	56,158
PepsiCo, Inc.	1,732	315,830
		775,570
Biotechnology - 2.4%
AbbVie, Inc.	2,224	306,823
Amgen, Inc.	671	148,056
Biogen, Inc.*	181	53,650
Gilead Sciences, Inc.	1,568	120,642
Incyte Corp.*	233	14,341
Moderna, Inc.*	415	53,000
Regeneron Pharmaceuticals, Inc.*	135	99,301
Vertex Pharmaceuticals, Inc.*	323	104,513
		900,326
Broadline Retail - 3.7%
Amazon.com, Inc.*	11,209	1,351,581
eBay, Inc.	682	29,012
Etsy, Inc.*	158	12,806
		1,393,399
Building Products - 0.5%
A O Smith Corp.	160	10,230
Allegion plc	110	11,522
Carrier Global Corp.	1,049	42,904
Johnson Controls International plc	864	51,581
Masco Corp.	283	13,675
Trane Technologies plc	288	47,010
		176,922
Chemicals - 2.0%
Air Products and Chemicals, Inc.	279	75,090
Albemarle Corp.	147	28,449
Celanese Corp., Class A	125	13,002
CF Industries Holdings, Inc.	247	15,193
Corteva, Inc.	896	47,927
Dow, Inc.	886	43,219
DuPont de Nemours, Inc.	576	38,701
Eastman Chemical Co.	149	11,486
Ecolab, Inc.	312	51,496
FMC Corp.	158	16,445
International Flavors & Fragrances, Inc.	321	24,810
Linde plc	619	218,916
LyondellBasell Industries NV, Class A	319	27,287
Mosaic Co. (The)	428	13,679
PPG Industries, Inc.	296	38,862
Sherwin-Williams Co. (The)	297	67,651
		732,213
Commercial Services & Supplies - 0.6%
Cintas Corp.	109	51,463
Copart, Inc.*	539	47,211
Republic Services, Inc., Class A	258	36,541
Rollins, Inc.	291	11,442
Waste Management, Inc.	467	75,617
		222,274
Communications Equipment - 1.0%
Arista Networks, Inc.*	311	51,732
Cisco Systems, Inc.	5,164	256,496
F5, Inc.*	76	11,216
Juniper Networks, Inc.	407	12,361
Motorola Solutions, Inc.	210	59,203
		391,008
Construction & Engineering - 0.1%
Quanta Services, Inc.	180	31,964

Construction Materials - 0.2%
Martin Marietta Materials, Inc.	78	31,047
Vulcan Materials Co.	167	32,649
		63,696
Consumer Staples Distribution & Retail - 2.2%
Costco Wholesale Corp.	558	285,451
Dollar General Corp.	281	56,506
Dollar Tree, Inc.*	261	35,204
Kroger Co. (The)	819	37,125
Sysco Corp.	638	44,628
Target Corp.	579	75,808
Walgreens Boots Alliance, Inc.	900	27,333
Walmart, Inc.	1,763	258,932
		820,987
Containers & Packaging - 0.3%
Amcor plc	1,868	18,008
Avery Dennison Corp.	102	16,435
Ball Corp.	395	20,208
International Paper Co.	447	13,160
Packaging Corp. of America	116	14,387
Sealed Air Corp.	182	6,889
Westrock Co.	320	8,963
		98,050

See accompanying notes to the financial statements.

S&P 500® Ex-Financials ETF

Schedule of Portfolio Investments

May 31, 2023

Investments	Shares	Value ($)
Distributors - 0.2%
Genuine Parts Co.	177	26,361
LKQ Corp.	319	16,827
Pool Corp.	49	15,495
		58,683
Diversified Telecommunication Services - 0.9%
AT&T, Inc.	8,963	140,988
Verizon Communications, Inc.	5,281	188,162
		329,150
Electric Utilities - 2.1%
Alliant Energy Corp.	316	16,261
American Electric Power Co., Inc.	646	53,696
Constellation Energy Corp.	411	34,532
Duke Energy Corp.	968	86,433
Edison International	480	32,410
Entergy Corp.	256	25,139
Evergy, Inc.	289	16,719
Eversource Energy	438	30,323
Exelon Corp.	1,250	49,562
FirstEnergy Corp.	683	25,537
NextEra Energy, Inc.	2,498	183,503
NRG Energy, Inc.	290	9,799
PG&E Corp.*	2,024	34,287
Pinnacle West Capital Corp.	142	10,974
PPL Corp.	926	24,261
Southern Co. (The)	1,369	95,488
Xcel Energy, Inc.	688	44,919
		773,843
Electrical Equipment - 0.6%
AMETEK, Inc.	289	41,925
Eaton Corp. plc	500	87,950
Emerson Electric Co.	718	55,774
Generac Holdings, Inc.*	80	8,714
Rockwell Automation, Inc.	144	40,118
		234,481
Electronic Equipment, Instruments & Components - 0.7%
Amphenol Corp., Class A	748	56,437
CDW Corp.	170	29,187
Corning, Inc.	957	29,485
Keysight Technologies, Inc.*	224	36,243
TE Connectivity Ltd.	398	48,747
Teledyne Technologies, Inc.*	59	22,930
Trimble, Inc.*	310	14,468
Zebra Technologies Corp., Class A*	65	17,067
		254,564
Energy Equipment & Services - 0.4%
Baker Hughes Co., Class A	1,265	34,471
Halliburton Co.	1,137	32,575
Schlumberger NV	1,786	76,495
		143,541
Entertainment - 1.6%
Activision Blizzard, Inc.*	896	71,859
Electronic Arts, Inc.	328	41,984
Live Nation Entertainment, Inc.*	179	14,309
Netflix, Inc.*	560	221,329
Take-Two Interactive Software, Inc.*	199	27,409
Walt Disney Co. (The)*	2,297	202,044
Warner Bros Discovery, Inc.*	2,779	31,347
		610,281
Food Products - 1.3%
Archer-Daniels-Midland Co.	688	48,607
Bunge Ltd.	188	17,416
Campbell Soup Co.	252	12,739
Conagra Brands, Inc.	599	20,887
General Mills, Inc.	741	62,363
Hershey Co. (The)	185	48,044
Hormel Foods Corp.	364	13,923
J M Smucker Co. (The)	134	19,643
Kellogg Co.	322	21,500
Kraft Heinz Co. (The)	1,001	38,258
Lamb Weston Holdings, Inc.	181	20,127
McCormick & Co., Inc. (Non-Voting)	315	27,005
Mondelez International, Inc., Class A	1,714	125,825
Tyson Foods, Inc., Class A	359	18,180
		494,517
Gas Utilities - 0.1%
Atmos Energy Corp.	180	20,750

Ground Transportation - 0.9%
CSX Corp.	2,644	81,091
JB Hunt Transport Services, Inc.	104	17,365
Norfolk Southern Corp.	286	59,540
Old Dominion Freight Line, Inc.	114	35,390
Union Pacific Corp.	769	148,048
		341,434
Health Care Equipment & Supplies - 3.3%
Abbott Laboratories	2,192	223,584
Align Technology, Inc.*	91	25,722
Baxter International, Inc.	635	25,857
Becton Dickinson & Co.	357	86,308
Boston Scientific Corp.*	1,801	92,716
Cooper Cos., Inc. (The)	62	23,035
DENTSPLY SIRONA, Inc.	270	9,752
Dexcom, Inc.*	486	56,988
Edwards Lifesciences Corp.*	777	65,447
GE HealthCare Technologies, Inc.	457	36,336
Hologic, Inc.*	310	24,456
IDEXX Laboratories, Inc.*	104	48,336
Insulet Corp.*	87	23,860
Intuitive Surgical, Inc.*	441	135,757
Medtronic plc	1,673	138,458
ResMed, Inc.	185	38,996
STERIS plc	125	24,996
Stryker Corp.	424	116,846
Teleflex, Inc.	59	13,850
Zimmer Biomet Holdings, Inc.	264	33,618
		1,244,918
Health Care Providers & Services - 3.5%
AmerisourceBergen Corp.	203	34,540
Cardinal Health, Inc.	324	26,665
Centene Corp.*	693	43,250
Cigna Group (The)	376	93,026
CVS Health Corp.	1,614	109,800
DaVita, Inc.*	69	6,463
Elevance Health, Inc.	300	134,346
HCA Healthcare, Inc.	267	70,539
Henry Schein, Inc.*	170	12,563
Humana, Inc.	157	78,794
Laboratory Corp. of America Holdings	111	23,591
McKesson Corp.	172	67,224
Molina Healthcare, Inc.*	73	19,995

See accompanying notes to the financial statements.

S&P 500® Ex-Financials ETF

Schedule of Portfolio Investments

May 31, 2023

Investments	Shares	Value ($)
Quest Diagnostics, Inc.	140	18,571
UnitedHealth Group, Inc.	1,175	572,507
Universal Health Services, Inc., Class B	81	10,703
		1,322,577
Hotels, Restaurants & Leisure - 2.4%
Booking Holdings, Inc.*	49	122,930
Caesars Entertainment, Inc.*	270	11,073
Carnival Corp.*	1,260	14,150
Chipotle Mexican Grill, Inc., Class A*	35	72,677
Darden Restaurants, Inc.	153	24,253
Domino's Pizza, Inc.	45	13,043
Expedia Group, Inc.*	186	17,802
Hilton Worldwide Holdings, Inc.	335	45,600
Las Vegas Sands Corp.*	413	22,769
Marriott International, Inc., Class A	338	56,713
McDonald's Corp.	921	262,586
MGM Resorts International	396	15,559
Norwegian Cruise Line Holdings Ltd.*	530	7,870
Royal Caribbean Cruises Ltd.*	276	22,348
Starbucks Corp.	1,445	141,090
Wynn Resorts Ltd.	130	12,831
Yum! Brands, Inc.	352	45,299
		908,593
Household Durables - 0.4%
DR Horton, Inc.	393	41,988
Garmin Ltd.	193	19,908
Lennar Corp., Class A	319	34,171
Mohawk Industries, Inc.*	66	6,075
Newell Brands, Inc.	473	3,930
NVR, Inc.*	4	22,217
PulteGroup, Inc.	284	18,767
Whirlpool Corp.	69	8,921
		155,977
Household Products - 1.6%
Church & Dwight Co., Inc.	307	28,382
Clorox Co. (The)	155	24,518
Colgate-Palmolive Co.	1,050	78,099
Kimberly-Clark Corp.	424	56,935
Procter & Gamble Co. (The)	2,966	422,655
		610,589
Independent Power and Renewable Electricity Producers - 0.0%(a)
AES Corp. (The)	840	16,582

Industrial Conglomerates - 1.0%
3M Co.	692	64,571
General Electric Co.	1,370	139,096
Honeywell International, Inc.	840	160,944
		364,611
Interactive Media & Services - 6.6%
Alphabet, Inc., Class A*	7,488	920,051
Alphabet, Inc., Class C*	6,529	805,483
Match Group, Inc.*	351	12,109
Meta Platforms, Inc., Class A*	2,799	740,951
		2,478,594
IT Services - 1.4%
Accenture plc, Class A	792	242,289
Akamai Technologies, Inc.*	198	18,240
Cognizant Technology Solutions Corp., Class A	640	39,993
DXC Technology Co.*	286	7,158
EPAM Systems, Inc.*	72	18,477
Gartner, Inc.*	99	33,943
International Business Machines Corp.	1,137	146,207
VeriSign, Inc.*	115	25,682
		531,989
Leisure Products - 0.0%(a)
Hasbro, Inc.	163	9,674

Life Sciences Tools & Services - 1.9%
Agilent Technologies, Inc.	372	43,029
Bio-Rad Laboratories, Inc., Class A*	27	10,080
Bio-Techne Corp.	198	16,194
Charles River Laboratories International, Inc.*	64	12,376
Danaher Corp.	824	189,207
Illumina, Inc.*	198	38,937
IQVIA Holdings, Inc.*	234	46,077
Mettler-Toledo International, Inc.*	28	37,012
Revvity, Inc.	159	18,336
Thermo Fisher Scientific, Inc.	493	250,671
Waters Corp.*	75	18,842
West Pharmaceutical Services, Inc.	93	31,121
		711,882
Machinery - 1.9%
Caterpillar, Inc.	654	134,561
Cummins, Inc.	177	36,181
Deere & Co.	340	117,633
Dover Corp.	176	23,466
Fortive Corp.	444	28,909
IDEX Corp.	95	18,920
Illinois Tool Works, Inc.	349	76,337
Ingersoll Rand, Inc.	509	28,840
Nordson Corp.	68	14,819
Otis Worldwide Corp.	522	41,504
PACCAR, Inc.	656	45,120
Parker-Hannifin Corp.	161	51,591
Pentair plc	207	11,482
Snap-on, Inc.	67	16,674
Stanley Black & Decker, Inc.	186	13,944
Westinghouse Air Brake Technologies Corp.	229	21,212
Xylem, Inc.	301	30,160
		711,353
Media - 0.9%
Charter Communications, Inc., Class A*	132	43,052
Comcast Corp., Class A	5,289	208,122
DISH Network Corp., Class A*	316	2,032
Fox Corp., Class A	373	11,638
Fox Corp., Class B	173	5,053
Interpublic Group of Cos., Inc. (The)	489	18,186
News Corp., Class A	481	8,807
News Corp., Class B	148	2,735
Omnicom Group, Inc.	255	22,489
Paramount Global, Class B(b)	635	9,658
		331,772
Metals & Mining - 0.4%
Freeport-McMoRan, Inc.	1,797	61,709
Newmont Corp.	998	40,469
Nucor Corp.	318	41,995

See accompanying notes to the financial statements.

S&P 500® Ex-Financials ETF

Schedule of Portfolio Investments

May 31, 2023

Investments	Shares	Value ($)
Steel Dynamics, Inc.	210	19,299
		163,472
Multi-Utilities - 0.9%
Ameren Corp.	325	26,348
CenterPoint Energy, Inc.	792	22,342
CMS Energy Corp.	366	21,221
Consolidated Edison, Inc.	446	41,612
Dominion Energy, Inc.	1,048	52,694
DTE Energy Co.	244	26,254
NiSource, Inc.	511	13,741
Public Service Enterprise Group, Inc.	627	37,463
Sempra Energy	395	56,694
WEC Energy Group, Inc.	397	34,678
		333,047
Oil, Gas & Consumable Fuels - 4.5%
APA Corp.	404	12,839
Chevron Corp.	2,237	336,937
ConocoPhillips	1,539	152,823
Coterra Energy, Inc.	991	23,041
Devon Energy Corp.	822	37,894
Diamondback Energy, Inc.	231	29,372
EOG Resources, Inc.	739	79,287
EQT Corp.	462	16,064
Exxon Mobil Corp.	5,178	529,088
Hess Corp.	349	44,208
Kinder Morgan, Inc.	2,487	40,066
Marathon Oil Corp.	799	17,706
Marathon Petroleum Corp.	571	59,904
Occidental Petroleum Corp.	914	52,701
ONEOK, Inc.	562	31,843
Phillips 66	586	53,683
Pioneer Natural Resources Co.	299	59,633
Targa Resources Corp.	285	19,394
Valero Energy Corp.	485	51,914
Williams Cos., Inc. (The)	1,531	43,878
		1,692,275
Passenger Airlines - 0.2%
Alaska Air Group, Inc.*	160	7,189
American Airlines Group, Inc.*	818	12,090
Delta Air Lines, Inc.*	806	29,282
Southwest Airlines Co.	747	22,313
United Airlines Holdings, Inc.*	411	19,508
		90,382
Personal Care Products - 0.1%
Estee Lauder Cos., Inc. (The), Class A	291	53,553

Pharmaceuticals - 4.9%
Bristol-Myers Squibb Co.	2,673	172,248
Catalent, Inc.*	226	8,414
Eli Lilly & Co.	992	426,024
Johnson & Johnson	3,287	509,682
Merck & Co., Inc.	3,188	351,987
Organon & Co.	320	6,205
Pfizer, Inc.	7,058	268,345
Viatris, Inc.	1,525	13,954
Zoetis, Inc., Class A	586	95,524
		1,852,383
Professional Services - 1.0%
Automatic Data Processing, Inc.	521	108,884
Broadridge Financial Solutions, Inc.	148	21,715
Ceridian HCM Holding, Inc.*	193	11,937
CoStar Group, Inc.*	511	40,573
Equifax, Inc.	154	32,127
Jacobs Solutions, Inc.	159	17,426
Leidos Holdings, Inc.	172	13,426
Paychex, Inc.	403	42,287
Paycom Software, Inc.	61	17,088
Robert Half International, Inc.	135	8,778
Verisk Analytics, Inc., Class A	197	43,165
		357,406
Semiconductors & Semiconductor Equipment - 8.5%
Advanced Micro Devices, Inc.*	2,027	239,612
Analog Devices, Inc.	637	113,189
Applied Materials, Inc.	1,060	141,298
Broadcom, Inc.	525	424,179
Enphase Energy, Inc.*	171	29,733
First Solar, Inc.*	125	25,370
Intel Corp.	5,201	163,519
KLA Corp.	174	77,080
Lam Research Corp.	170	104,839
Microchip Technology, Inc.	689	51,854
Micron Technology, Inc.	1,372	93,570
Monolithic Power Systems, Inc.	56	27,435
NVIDIA Corp.	3,093	1,170,206
NXP Semiconductors NV	326	58,387
ON Semiconductor Corp.*	543	45,395
Qorvo, Inc.*	126	12,255
QUALCOMM, Inc.	1,402	159,001
Skyworks Solutions, Inc.	200	20,702
SolarEdge Technologies, Inc.*	70	19,938
Teradyne, Inc.	196	19,637
Texas Instruments, Inc.	1,139	198,049
		3,195,248
Software - 12.1%
Adobe, Inc.*	576	240,647
ANSYS, Inc.*	110	35,595
Autodesk, Inc.*	271	54,035
Cadence Design Systems, Inc.*	345	79,664
Fair Isaac Corp.*	32	25,205
Fortinet, Inc.*	815	55,689
Gen Digital, Inc.	715	12,541
Intuit, Inc.	353	147,949
Microsoft Corp.	9,359	3,073,402
Oracle Corp.	1,932	204,676
PTC, Inc.*	134	18,010
Roper Technologies, Inc.	133	60,411
Salesforce, Inc.*	1,257	280,789
ServiceNow, Inc.*	255	138,919
Synopsys, Inc.*	192	87,352
Tyler Technologies, Inc.*	52	20,642
		4,535,526
Specialty Retail - 2.4%
Advance Auto Parts, Inc.	75	5,467
AutoZone, Inc.*	24	57,284
Bath & Body Works, Inc.	287	10,114
Best Buy Co., Inc.	248	18,022
CarMax, Inc.*	199	14,370
Home Depot, Inc. (The)	1,282	363,383
Lowe's Cos., Inc.	760	152,859
O'Reilly Automotive, Inc.*	78	70,458
Ross Stores, Inc.	433	44,867
TJX Cos., Inc. (The)	1,453	111,576
Tractor Supply Co.	139	29,133

See accompanying notes to the financial statements.

S&P 500® Ex-Financials ETF

Schedule of Portfolio Investments

May 31, 2023

Investments	Shares	Value ($)
Ulta Beauty, Inc.*	64	26,229
		903,762
Technology Hardware, Storage & Peripherals - 9.1%
Apple, Inc.	18,701	3,314,752
Hewlett Packard Enterprise Co.	1,612	23,245
HP, Inc.	1,087	31,588
NetApp, Inc.	271	17,981
Seagate Technology Holdings plc	241	14,484
Western Digital Corp.*	402	15,570
		3,417,620
Textiles, Apparel & Luxury Goods - 0.5%
NIKE, Inc., Class B	1,566	164,837
Ralph Lauren Corp., Class A	52	5,528
Tapestry, Inc.	297	11,886
VF Corp.	415	7,147
		189,398
Tobacco - 0.7%
Altria Group, Inc.	2,245	99,723
Philip Morris International, Inc.	1,949	175,429
		275,152
Trading Companies & Distributors - 0.3%
Fastenal Co.	718	38,664
United Rentals, Inc.	87	29,040
WW Grainger, Inc.	57	36,994
		104,698
Water Utilities - 0.1%
American Water Works Co., Inc.	243	35,101

Wireless Telecommunication Services - 0.3%
T-Mobile US, Inc.*	745	102,251

TOTAL COMMON STOCKS (Cost $36,316,777)		37,403,103

Investments	Principal Amount ($)	Value ($)
SHORT-TERM INVESTMENTS - 0.1%

REPURCHASE AGREEMENTS(c) - 0.1%
Repurchase Agreements with various counterparties, rates 4.95% - 5.05%, dated 5/31/2023, due 6/1/2023, total to be received $42,475
(Cost $42,470)	42,470	42,470

Total Investments - 99.9% (Cost $36,359,247)		37,445,573
Other assets less liabilities - 0.1%		44,513
Net Assets - 100.0%		37,490,086

*	Non-income producing security.
(a)	Represents less than 0.05% of net assets.
(b)	The security or a portion of this security is on loan at May 31, 2023. The total value of securities on loan at May 31, 2023 was $5,734, collateralized in the form of U.S. Government Treasury Securities, interest rates ranging from 0.00% – 5.25%, and maturity dates ranging from July 15, 2023 – August 15, 2049. The total value of collateral is $6,138.
(c)	The Fund invests in Repurchase Agreements jointly with other funds in the Trust. See "Repurchase Agreements" in the Notes to Financial Statements to view the details of each individual agreement and counterparty as well as a description of the securities subject to repurchase.

As of May 31, 2023, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investment securities and derivative instruments, if applicable, for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$2,113,259
Aggregate gross unrealized depreciation	(1,035,026)
Net unrealized appreciation	$1,078,233
Federal income tax cost	$36,367,340

See accompanying notes to the financial statements.

S&P 500® Ex-Health Care ETF

Schedule of Portfolio Investments

May 31, 2023

Investments	Shares	Value ($)
COMMON STOCKS - 99.8%

Aerospace & Defense - 1.9%
Axon Enterprise, Inc.*	36	6,945
Boeing Co. (The)*	301	61,915
General Dynamics Corp.	121	24,706
Howmet Aerospace, Inc.	197	8,422
Huntington Ingalls Industries, Inc.	21	4,229
L3Harris Technologies, Inc.	102	17,944
Lockheed Martin Corp.	122	54,169
Northrop Grumman Corp.	77	33,533
Raytheon Technologies Corp.	785	72,330
Textron, Inc.	112	6,929
TransDigm Group, Inc.	28	21,662
		312,784
Air Freight & Logistics - 0.7%
CH Robinson Worldwide, Inc.	63	5,956
Expeditors International of Washington, Inc.	85	9,376
FedEx Corp.	124	27,030
United Parcel Service, Inc., Class B	391	65,297
		107,659
Automobile Components - 0.1%
Aptiv plc*	145	12,772
BorgWarner, Inc.	125	5,541
		18,313
Automobiles - 2.1%
Ford Motor Co.	2,098	25,176
General Motors Co.	747	24,210
Tesla, Inc.*	1,441	293,863
		343,249
Banks - 3.5%
Bank of America Corp.	3,739	103,907
Citigroup, Inc.	1,038	46,004
Citizens Financial Group, Inc.	264	6,806
Comerica, Inc.	70	2,527
Fifth Third Bancorp	366	8,883
Huntington Bancshares, Inc.	773	7,970
JPMorgan Chase & Co.	1,572	213,336
KeyCorp	500	4,670
M&T Bank Corp.	91	10,844
PNC Financial Services Group, Inc. (The)	215	24,903
Regions Financial Corp.	500	8,635
Truist Financial Corp.	711	21,664
US Bancorp	746	22,305
Wells Fargo & Co.	2,042	81,292
Zions Bancorp NA	80	2,183
		565,929
Beverages - 2.0%
Brown-Forman Corp., Class B	98	6,054
Coca-Cola Co. (The)	2,085	124,391
Constellation Brands, Inc., Class A	87	21,138
Keurig Dr Pepper, Inc.	455	14,160
Molson Coors Beverage Co., Class B	101	6,247
Monster Beverage Corp.*	408	23,917
PepsiCo, Inc.	738	134,574
		330,481
Broadline Retail - 3.7%
Amazon.com, Inc.*	4,777	576,011
eBay, Inc.	291	12,379
Etsy, Inc.*	67	5,430
		593,820
Building Products - 0.5%
A O Smith Corp.	68	4,348
Allegion plc	47	4,923
Carrier Global Corp.	447	18,282
Johnson Controls International plc	368	21,970
Masco Corp.	121	5,847
Trane Technologies plc	123	20,077
		75,447
Capital Markets - 3.1%
Ameriprise Financial, Inc.	56	16,714
Bank of New York Mellon Corp. (The)	394	15,839
BlackRock, Inc.	80	52,604
Cboe Global Markets, Inc.	57	7,548
Charles Schwab Corp. (The)	817	43,048
CME Group, Inc.	193	34,499
FactSet Research Systems, Inc.	20	7,698
Franklin Resources, Inc.	153	3,673
Goldman Sachs Group, Inc. (The)	181	58,626
Intercontinental Exchange, Inc.	299	31,679
Invesco Ltd.	244	3,509
MarketAxess Holdings, Inc.	20	5,448
Moody's Corp.	84	26,618
Morgan Stanley	700	57,232
MSCI, Inc., Class A	43	20,233
Nasdaq, Inc.	182	10,074
Northern Trust Corp.	112	8,055
Raymond James Financial, Inc.	104	9,396
S&P Global, Inc.	176	64,667
State Street Corp.	187	12,720
T. Rowe Price Group, Inc.	120	12,859
		502,739
Chemicals - 1.9%
Air Products and Chemicals, Inc.	119	32,028
Albemarle Corp.	63	12,192
Celanese Corp., Class A	53	5,513
CF Industries Holdings, Inc.	105	6,459
Corteva, Inc.	382	20,433
Dow, Inc.	378	18,439
DuPont de Nemours, Inc.	245	16,462
Eastman Chemical Co.	64	4,934
Ecolab, Inc.	133	21,952
FMC Corp.	67	6,973
International Flavors & Fragrances, Inc.	137	10,589
Linde plc	264	93,366
LyondellBasell Industries NV, Class A	136	11,633
Mosaic Co. (The)	182	5,817
PPG Industries, Inc.	126	16,542
Sherwin-Williams Co. (The)	126	28,700
		312,032
Commercial Services & Supplies - 0.6%
Cintas Corp.	46	21,718
Copart, Inc.*	230	20,146
Republic Services, Inc., Class A	110	15,579
Rollins, Inc.	124	4,876
Waste Management, Inc.	199	32,222
		94,541
Communications Equipment - 1.0%
Arista Networks, Inc.*	133	22,123

See accompanying notes to the financial statements.

S&P 500® Ex-Health Care ETF

Schedule of Portfolio Investments

May 31, 2023

Investments	Shares	Value ($)
Cisco Systems, Inc.	2,201	109,324
F5, Inc.*	32	4,723
Juniper Networks, Inc.	174	5,284
Motorola Solutions, Inc.	90	25,373
		166,827
Construction & Engineering - 0.1%
Quanta Services, Inc.	77	13,674

Construction Materials - 0.2%
Martin Marietta Materials, Inc.	33	13,135
Vulcan Materials Co.	71	13,881
		27,016
Consumer Finance - 0.6%
American Express Co.	319	50,581
Capital One Financial Corp.	204	21,259
Discover Financial Services	143	14,692
Synchrony Financial	234	7,244
		93,776
Consumer Staples Distribution & Retail - 2.2%
Costco Wholesale Corp.	238	121,751
Dollar General Corp.	120	24,131
Dollar Tree, Inc.*	111	14,972
Kroger Co. (The)	349	15,820
Sysco Corp.	272	19,027
Target Corp.	247	32,340
Walgreens Boots Alliance, Inc.	384	11,662
Walmart, Inc.	751	110,299
		350,002
Containers & Packaging - 0.3%
Amcor plc	796	7,673
Avery Dennison Corp.	43	6,929
Ball Corp.	168	8,595
International Paper Co.	191	5,623
Packaging Corp. of America	50	6,202
Sealed Air Corp.	78	2,952
Westrock Co.	136	3,809
		41,783
Distributors - 0.2%
Genuine Parts Co.	76	11,319
LKQ Corp.	136	7,174
Pool Corp.	21	6,641
		25,134
Diversified Telecommunication Services - 0.9%
AT&T, Inc.	3,819	60,073
Verizon Communications, Inc.	2,250	80,167
		140,240
Electric Utilities - 2.0%
Alliant Energy Corp.	134	6,896
American Electric Power Co., Inc.	275	22,858
Constellation Energy Corp.	175	14,703
Duke Energy Corp.	413	36,877
Edison International	205	13,842
Entergy Corp.	109	10,704
Evergy, Inc.	123	7,116
Eversource Energy	187	12,946
Exelon Corp.	532	21,094
FirstEnergy Corp.	291	10,880
NextEra Energy, Inc.	1,065	78,235
NRG Energy, Inc.	123	4,156
PG&E Corp.*	863	14,619
Pinnacle West Capital Corp.	61	4,714
PPL Corp.	395	10,349
Southern Co. (The)	583	40,664
Xcel Energy, Inc.	293	19,130
		329,783
Electrical Equipment - 0.6%
AMETEK, Inc.	123	17,844
Eaton Corp. plc	213	37,467
Emerson Electric Co.	306	23,770
Generac Holdings, Inc.*	34	3,703
Rockwell Automation, Inc.	61	16,994
		99,778
Electronic Equipment, Instruments & Components - 0.7%
Amphenol Corp., Class A	319	24,069
CDW Corp.	73	12,533
Corning, Inc.	408	12,570
Keysight Technologies, Inc.*	96	15,533
TE Connectivity Ltd.	170	20,822
Teledyne Technologies, Inc.*	25	9,716
Trimble, Inc.*	132	6,160
Zebra Technologies Corp., Class A*	28	7,352
		108,755
Energy Equipment & Services - 0.4%
Baker Hughes Co., Class A	539	14,688
Halliburton Co.	484	13,866
Schlumberger NV	761	32,594
		61,148
Entertainment - 1.6%
Activision Blizzard, Inc.*	382	30,636
Electronic Arts, Inc.	140	17,920
Live Nation Entertainment, Inc.*	76	6,075
Netflix, Inc.*	239	94,460
Take-Two Interactive Software, Inc.*	85	11,707
Walt Disney Co. (The)*	979	86,113
Warner Bros Discovery, Inc.*	1,184	13,356
		260,267
Financial Services - 4.9%
Berkshire Hathaway, Inc., Class B*	965	309,842
Fidelity National Information Services, Inc.	318	17,353
Fiserv, Inc.*	340	38,145
FleetCor Technologies, Inc.*	40	9,062
Global Payments, Inc.	141	13,774
Jack Henry & Associates, Inc.	39	5,963
Mastercard, Inc., Class A	452	164,989
PayPal Holdings, Inc.*	606	37,566
Visa, Inc., Class A	871	192,517
		789,211
Food Products - 1.3%
Archer-Daniels-Midland Co.	293	20,700
Bunge Ltd.	80	7,411
Campbell Soup Co.	107	5,409
Conagra Brands, Inc.	255	8,892
General Mills, Inc.	316	26,595
Hershey Co. (The)	79	20,516
Hormel Foods Corp.	155	5,929
J M Smucker Co. (The)	57	8,356
Kellogg Co.	137	9,147
Kraft Heinz Co. (The)	427	16,320
Lamb Weston Holdings, Inc.	77	8,562
McCormick & Co., Inc. (Non-Voting)	134	11,488
Mondelez International, Inc., Class A	730	53,589

See accompanying notes to the financial statements.

S&P 500® Ex-Health Care ETF

Schedule of Portfolio Investments

May 31, 2023

Investments	Shares	Value ($)
Tyson Foods, Inc., Class A	153	7,748
		210,662
Gas Utilities - 0.0%(a)
Atmos Energy Corp.	77	8,877

Ground Transportation - 0.9%
CSX Corp.	1,126	34,534
JB Hunt Transport Services, Inc.	44	7,347
Norfolk Southern Corp.	122	25,398
Old Dominion Freight Line, Inc.	49	15,212
Union Pacific Corp.	328	63,146
		145,637
Health Care REITs - 0.2%
Healthpeak Properties, Inc., REIT	293	5,848
Ventas, Inc., REIT	214	9,232
Welltower, Inc., REIT	253	18,877
		33,957
Hotel & Resort REITs - 0.0%(a)
Host Hotels & Resorts, Inc., REIT	383	6,358

Hotels, Restaurants & Leisure - 2.4%
Booking Holdings, Inc.*	21	52,684
Caesars Entertainment, Inc.*	115	4,716
Carnival Corp.*	537	6,031
Chipotle Mexican Grill, Inc., Class A*	15	31,147
Darden Restaurants, Inc.	65	10,304
Domino's Pizza, Inc.	19	5,507
Expedia Group, Inc.*	79	7,561
Hilton Worldwide Holdings, Inc.	143	19,465
Las Vegas Sands Corp.*	176	9,703
Marriott International, Inc., Class A	144	24,162
McDonald's Corp.	392	111,763
MGM Resorts International	169	6,640
Norwegian Cruise Line Holdings Ltd.*	226	3,356
Royal Caribbean Cruises Ltd.*	118	9,554
Starbucks Corp.	616	60,146
Wynn Resorts Ltd.	55	5,429
Yum! Brands, Inc.	150	19,304
		387,472
Household Durables - 0.4%
DR Horton, Inc.	167	17,842
Garmin Ltd.	82	8,458
Lennar Corp., Class A	136	14,568
Mohawk Industries, Inc.*	28	2,577
Newell Brands, Inc.	202	1,679
NVR, Inc.*	2	11,109
PulteGroup, Inc.	121	7,996
Whirlpool Corp.	29	3,749
		67,978
Household Products - 1.6%
Church & Dwight Co., Inc.	131	12,111
Clorox Co. (The)	66	10,440
Colgate-Palmolive Co.	447	33,248
Kimberly-Clark Corp.	181	24,304
Procter & Gamble Co. (The)	1,264	180,120
		260,223
Independent Power and Renewable Electricity Producers - 0.0%(a)
AES Corp. (The)	358	7,067

Industrial Conglomerates - 1.0%
3M Co.	295	27,526
General Electric Co.	584	59,294
Honeywell International, Inc.	358	68,593
		155,413
Industrial REITs - 0.4%
Prologis, Inc., REIT	495	61,652

Insurance - 2.4%
Aflac, Inc.	300	19,263
Allstate Corp. (The)	141	15,291
American International Group, Inc.	398	21,026
Aon plc, Class A	110	33,912
Arch Capital Group Ltd.*	198	13,801
Arthur J Gallagher & Co.	114	22,838
Assurant, Inc.	28	3,360
Brown & Brown, Inc.	126	7,853
Chubb Ltd.	222	41,248
Cincinnati Financial Corp.	84	8,106
Everest Re Group Ltd.	23	7,820
Globe Life, Inc.	48	4,953
Hartford Financial Services Group, Inc. (The)	169	11,580
Lincoln National Corp.	83	1,736
Loews Corp.	105	5,880
Marsh & McLennan Cos., Inc.	265	45,893
MetLife, Inc.	353	17,491
Principal Financial Group, Inc.	122	7,986
Progressive Corp. (The)	313	40,036
Prudential Financial, Inc.	197	15,502
Travelers Cos., Inc. (The)	124	20,986
W R Berkley Corp.	109	6,069
Willis Towers Watson plc	57	12,474
		385,104
Interactive Media & Services - 6.5%
Alphabet, Inc., Class A*	3,191	392,078
Alphabet, Inc., Class C*	2,782	343,215
Match Group, Inc.*	150	5,175
Meta Platforms, Inc., Class A*	1,193	315,811
		1,056,279
IT Services - 1.4%
Accenture plc, Class A	337	103,095
Akamai Technologies, Inc.*	84	7,738
Cognizant Technology Solutions Corp., Class A	273	17,060
DXC Technology Co.*	122	3,054
EPAM Systems, Inc.*	31	7,955
Gartner, Inc.*	42	14,400
International Business Machines Corp.	484	62,237
VeriSign, Inc.*	49	10,943
		226,482
Leisure Products - 0.0%(a)
Hasbro, Inc.	70	4,155

Machinery - 1.9%
Caterpillar, Inc.	279	57,404
Cummins, Inc.	76	15,535
Deere & Co.	145	50,167
Dover Corp.	75	10,000
Fortive Corp.	189	12,306
IDEX Corp.	40	7,967
Illinois Tool Works, Inc.	149	32,591
Ingersoll Rand, Inc.	217	12,295
Nordson Corp.	29	6,320

See accompanying notes to the financial statements.

S&P 500® Ex-Health Care ETF

Schedule of Portfolio Investments

May 31, 2023

Investments	Shares	Value ($)
Otis Worldwide Corp.	222	17,651
PACCAR, Inc.	280	19,258
Parker-Hannifin Corp.	69	22,110
Pentair plc	88	4,881
Snap-on, Inc.	28	6,968
Stanley Black & Decker, Inc.	79	5,923
Westinghouse Air Brake Technologies Corp.	97	8,985
Xylem, Inc.	128	12,826
		303,187
Media - 0.9%
Charter Communications, Inc., Class A*	56	18,264
Comcast Corp., Class A	2,254	88,695
DISH Network Corp., Class A*	135	868
Fox Corp., Class A	159	4,961
Fox Corp., Class B	74	2,162
Interpublic Group of Cos., Inc. (The)	208	7,735
News Corp., Class A	205	3,754
News Corp., Class B	63	1,164
Omnicom Group, Inc.	109	9,613
Paramount Global, Class B(b)	271	4,122
		141,338
Metals & Mining - 0.4%
Freeport-McMoRan, Inc.	766	26,304
Newmont Corp.	425	17,234
Nucor Corp.	136	17,960
Steel Dynamics, Inc.	89	8,179
		69,677
Multi-Utilities - 0.9%
Ameren Corp.	139	11,269
CenterPoint Energy, Inc.	337	9,507
CMS Energy Corp.	156	9,045
Consolidated Edison, Inc.	190	17,727
Dominion Energy, Inc.	446	22,425
DTE Energy Co.	104	11,190
NiSource, Inc.	218	5,862
Public Service Enterprise Group, Inc.	267	15,953
Sempra Energy	168	24,113
WEC Energy Group, Inc.	169	14,762
		141,853
Office REITs - 0.1%
Alexandria Real Estate Equities, Inc., REIT	84	9,531
Boston Properties, Inc., REIT	76	3,699
		13,230
Oil, Gas & Consumable Fuels - 4.4%
APA Corp.	172	5,466
Chevron Corp.	953	143,541
ConocoPhillips	656	65,141
Coterra Energy, Inc.	422	9,811
Devon Energy Corp.	350	16,135
Diamondback Energy, Inc.	98	12,461
EOG Resources, Inc.	315	33,796
EQT Corp.	197	6,850
Exxon Mobil Corp.	2,206	225,409
Hess Corp.	149	18,874
Kinder Morgan, Inc.	1,060	17,077
Marathon Oil Corp.	340	7,534
Marathon Petroleum Corp.	243	25,493
Occidental Petroleum Corp.	390	22,487
ONEOK, Inc.	239	13,542
Phillips 66	250	22,903
Pioneer Natural Resources Co.	127	25,329
Targa Resources Corp.	121	8,234
Valero Energy Corp.	207	22,157
Williams Cos., Inc. (The)	653	18,715
		720,955
Passenger Airlines - 0.2%
Alaska Air Group, Inc.*	68	3,055
American Airlines Group, Inc.*	349	5,158
Delta Air Lines, Inc.*	344	12,498
Southwest Airlines Co.	318	9,499
United Airlines Holdings, Inc.*	175	8,306
		38,516
Personal Care Products - 0.1%
Estee Lauder Cos., Inc. (The), Class A	124	22,820

Professional Services - 0.9%
Automatic Data Processing, Inc.	222	46,396
Broadridge Financial Solutions, Inc.	63	9,243
Ceridian HCM Holding, Inc.*	82	5,072
CoStar Group, Inc.*	218	17,309
Equifax, Inc.	66	13,769
Jacobs Solutions, Inc.	68	7,453
Leidos Holdings, Inc.	73	5,698
Paychex, Inc.	172	18,048
Paycom Software, Inc.	26	7,284
Robert Half International, Inc.	58	3,771
Verisk Analytics, Inc., Class A	84	18,405
		152,448
Real Estate Management & Development - 0.1%
CBRE Group, Inc., Class A*	169	12,661

Residential REITs - 0.4%
AvalonBay Communities, Inc., REIT	75	13,048
Camden Property Trust, REIT	59	6,164
Equity Residential, REIT	182	11,066
Essex Property Trust, Inc., REIT	35	7,562
Invitation Homes, Inc., REIT	311	10,537
Mid-America Apartment Communities, Inc., REIT	62	9,118
UDR, Inc., REIT	166	6,585
		64,080
Retail REITs - 0.3%
Federal Realty Investment Trust, REIT	39	3,440
Kimco Realty Corp., REIT	331	6,084
Realty Income Corp., REIT	336	19,972
Regency Centers Corp., REIT	83	4,670
Simon Property Group, Inc., REIT	175	18,401
		52,567
Semiconductors & Semiconductor Equipment - 8.4%
Advanced Micro Devices, Inc.*	864	102,133
Analog Devices, Inc.	272	48,332
Applied Materials, Inc.	452	60,252
Broadcom, Inc.	224	180,983
Enphase Energy, Inc.*	73	12,693
First Solar, Inc.*	53	10,757
Intel Corp.	2,217	69,702
KLA Corp.	74	32,781

See accompanying notes to the financial statements.

S&P 500® Ex-Health Care ETF

Schedule of Portfolio Investments

May 31, 2023

Investments	Shares	Value ($)
Lam Research Corp.	72	44,402
Microchip Technology, Inc.	293	22,051
Micron Technology, Inc.	585	39,897
Monolithic Power Systems, Inc.	24	11,758
NVIDIA Corp.	1,318	498,652
NXP Semiconductors NV	139	24,895
ON Semiconductor Corp.*	231	19,312
Qorvo, Inc.*	54	5,252
QUALCOMM, Inc.	597	67,706
Skyworks Solutions, Inc.	85	8,798
SolarEdge Technologies, Inc.*	30	8,545
Teradyne, Inc.	83	8,316
Texas Instruments, Inc.	486	84,506
		1,361,723
Software - 11.9%
Adobe, Inc.*	245	102,358
ANSYS, Inc.*	47	15,209
Autodesk, Inc.*	116	23,129
Cadence Design Systems, Inc.*	147	33,944
Fair Isaac Corp.*	13	10,240
Fortinet, Inc.*	347	23,710
Gen Digital, Inc.	305	5,350
Intuit, Inc.	151	63,287
Microsoft Corp.	3,988	1,309,619
Oracle Corp.	823	87,189
PTC, Inc.*	57	7,661
Roper Technologies, Inc.	57	25,890
Salesforce, Inc.*	536	119,732
ServiceNow, Inc.*	109	59,381
Synopsys, Inc.*	82	37,307
Tyler Technologies, Inc.*	22	8,733
		1,932,739
Specialized REITs - 1.3%
American Tower Corp., REIT	249	45,926
Crown Castle, Inc., REIT	232	26,265
Digital Realty Trust, Inc., REIT	154	15,779
Equinix, Inc., REIT	50	37,277
Extra Space Storage, Inc., REIT	72	10,387
Iron Mountain, Inc., REIT	156	8,334
Public Storage, REIT	85	24,081
SBA Communications Corp., Class A, REIT	58	12,863
VICI Properties, Inc., Class A, REIT	538	16,640
Weyerhaeuser Co., REIT	393	11,263
		208,815
Specialty Retail - 2.4%
Advance Auto Parts, Inc.	32	2,333
AutoZone, Inc.*	10	23,868
Bath & Body Works, Inc.	122	4,299
Best Buy Co., Inc.	106	7,703
CarMax, Inc.*	85	6,138
Home Depot, Inc. (The)	546	154,764
Lowe's Cos., Inc.	324	65,166
O'Reilly Automotive, Inc.*	33	29,809
Ross Stores, Inc.	185	19,170
TJX Cos., Inc. (The)	619	47,533
Tractor Supply Co.	59	12,366
Ulta Beauty, Inc.*	27	11,065
		384,214
Technology Hardware, Storage & Peripherals - 9.0%
Apple, Inc.	7,968	1,412,329
Hewlett Packard Enterprise Co.	687	9,907
HP, Inc.	463	13,455
NetApp, Inc.	115	7,630
Seagate Technology Holdings plc	103	6,190
Western Digital Corp.*	171	6,623
		1,456,134
Textiles, Apparel & Luxury Goods - 0.5%
NIKE, Inc., Class B	667	70,208
Ralph Lauren Corp., Class A	22	2,339
Tapestry, Inc.	126	5,043
VF Corp.	177	3,048
		80,638
Tobacco - 0.7%
Altria Group, Inc.	957	42,510
Philip Morris International, Inc.	831	74,798
		117,308
Trading Companies & Distributors - 0.3%
Fastenal Co.	306	16,478
United Rentals, Inc.	37	12,350
WW Grainger, Inc.	24	15,577
		44,405
Water Utilities - 0.1%
American Water Works Co., Inc.	103	14,878

Wireless Telecommunication Services - 0.3%
T-Mobile US, Inc.*	317	43,508

TOTAL COMMON STOCKS (Cost $15,751,991)		16,159,398

Investments	Principal Amount ($)	Value ($)
SHORT-TERM INVESTMENTS - 0.1%

REPURCHASE AGREEMENTS(c) - 0.1%
Repurchase Agreements with various counterparties, rates 4.95% - 5.05%, dated 5/31/2023, due 6/1/2023, total to be received $11,490
(Cost $11,490)	11,490	11,490

Total Investments - 99.9% (Cost $15,763,481)		16,170,888
Other assets less liabilities - 0.1%		19,840
Net Assets - 100.0%		16,190,728

See accompanying notes to the financial statements.

S&P 500® Ex-Health Care ETF

Schedule of Portfolio Investments

May 31, 2023

*	Non-income producing security.
(a)	Represents less than 0.05% of net assets.
(b)	The security or a portion of this security is on loan at May 31, 2023. The total value of securities on loan at May 31, 2023 was $2,783, collateralized in the form of U.S. Government Treasury Securities, interest rates ranging from 0.00% – 5.25%, and maturity dates ranging from July 15, 2023 – August 15, 2049. The total value of collateral is $2,980.
(c)	The Fund invests in Repurchase Agreements jointly with other funds in the Trust. See "Repurchase Agreements" in the Notes to Financial Statements to view the details of each individual agreement and counterparty as well as a description of the securities subject to repurchase.

As of May 31, 2023, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investment securities and derivative instruments, if applicable, for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$949,937
Aggregate gross unrealized depreciation	(558,396)
Net unrealized appreciation	$391,541
Federal income tax cost	$15,779,347

See accompanying notes to the financial statements.

S&P 500® Ex-Technology ETF

Schedule of Portfolio Investments

May 31, 2023

Investments	Shares	Value ($)
COMMON STOCKS - 99.8%

Aerospace & Defense - 2.4%
Axon Enterprise, Inc.*	84	16,205
Boeing Co. (The)*	702	144,401
General Dynamics Corp.	281	57,375
Howmet Aerospace, Inc.	460	19,665
Huntington Ingalls Industries, Inc.	50	10,069
L3Harris Technologies, Inc.	238	41,869
Lockheed Martin Corp.	284	126,099
Northrop Grumman Corp.	180	78,388
Raytheon Technologies Corp.	1,830	168,616
Textron, Inc.	261	16,148
TransDigm Group, Inc.	65	50,287
		729,122
Air Freight & Logistics - 0.8%
CH Robinson Worldwide, Inc.	147	13,897
Expeditors International of Washington, Inc.	199	21,952
FedEx Corp.	290	63,214
United Parcel Service, Inc., Class B	911	152,137
		251,200
Automobile Components - 0.1%
Aptiv plc*	338	29,771
BorgWarner, Inc.	292	12,944
		42,715
Automobiles - 2.6%
Ford Motor Co.	4,890	58,680
General Motors Co.	1,742	56,458
Tesla, Inc.*	3,359	685,001
		800,139
Banks - 4.4%
Bank of America Corp.	8,717	242,245
Citigroup, Inc.	2,419	107,210
Citizens Financial Group, Inc.	615	15,855
Comerica, Inc.	164	5,920
Fifth Third Bancorp	854	20,726
Huntington Bancshares, Inc.	1,802	18,579
JPMorgan Chase & Co.	3,663	497,106
KeyCorp	1,166	10,890
M&T Bank Corp.	211	25,143
PNC Financial Services Group, Inc. (The)	501	58,031
Regions Financial Corp.	1,167	20,154
Truist Financial Corp.	1,657	50,489
US Bancorp	1,740	52,026
Wells Fargo & Co.	4,759	189,456
Zions Bancorp NA(a)	187	5,103
		1,318,933
Beverages - 2.6%
Brown-Forman Corp., Class B	228	14,083
Coca-Cola Co. (The)	4,861	290,007
Constellation Brands, Inc., Class A	203	49,323
Keurig Dr Pepper, Inc.	1,061	33,018
Molson Coors Beverage Co., Class B	235	14,535
Monster Beverage Corp.*	951	55,748
PepsiCo, Inc.	1,720	313,642
		770,356
Biotechnology - 3.0%
AbbVie, Inc.	2,209	304,754
Amgen, Inc.	667	147,173
Biogen, Inc.*	180	53,354
Gilead Sciences, Inc.	1,557	119,796
Incyte Corp.*	231	14,218
Moderna, Inc.*	413	52,744
Regeneron Pharmaceuticals, Inc.*	134	98,565
Vertex Pharmaceuticals, Inc.*	321	103,866
		894,470
Broadline Retail - 4.6%
Amazon.com, Inc.*	11,134	1,342,538
eBay, Inc.	678	28,842
Etsy, Inc.*	157	12,725
		1,384,105
Building Products - 0.6%
A O Smith Corp.	158	10,102
Allegion plc	110	11,521
Carrier Global Corp.	1,042	42,618
Johnson Controls International plc	858	51,223
Masco Corp.	281	13,578
Trane Technologies plc	286	46,684
		175,726
Capital Markets - 3.9%
Ameriprise Financial, Inc.	132	39,398
Bank of New York Mellon Corp. (The)	919	36,944
BlackRock, Inc.	187	122,962
Cboe Global Markets, Inc.	132	17,479
Charles Schwab Corp. (The)	1,905	100,374
CME Group, Inc.	449	80,259
FactSet Research Systems, Inc.	48	18,475
Franklin Resources, Inc.	356	8,547
Goldman Sachs Group, Inc. (The)	423	137,010
Intercontinental Exchange, Inc.	698	73,953
Invesco Ltd.	568	8,168
MarketAxess Holdings, Inc.	47	12,803
Moody's Corp.	197	62,425
Morgan Stanley	1,632	133,432
MSCI, Inc., Class A	100	47,053
Nasdaq, Inc.	423	23,413
Northern Trust Corp.	260	18,699
Raymond James Financial, Inc.	242	21,865
S&P Global, Inc.	411	151,014
State Street Corp.	436	29,657
T. Rowe Price Group, Inc.	280	30,005
		1,173,935
Chemicals - 2.4%
Air Products and Chemicals, Inc.	277	74,552
Albemarle Corp.	146	28,255
Celanese Corp., Class A	125	13,003
CF Industries Holdings, Inc.	245	15,070
Corteva, Inc.	890	47,606
Dow, Inc.	880	42,926
DuPont de Nemours, Inc.	572	38,433
Eastman Chemical Co.	148	11,409
Ecolab, Inc.	309	51,001
FMC Corp.	157	16,341
International Flavors & Fragrances, Inc.	318	24,578
Linde plc	615	217,501
LyondellBasell Industries NV, Class A	317	27,116
Mosaic Co. (The)	425	13,583
PPG Industries, Inc.	294	38,599

See accompanying notes to the financial statements.

S&P 500® Ex-Technology ETF

Schedule of Portfolio Investments

May 31, 2023

Investments	Shares	Value ($)
Sherwin-Williams Co. (The)	295	67,195
		727,168
Commercial Services & Supplies - 0.7%
Cintas Corp.	108	50,991
Copart, Inc.*	535	46,861
Republic Services, Inc., Class A	257	36,399
Rollins, Inc.	289	11,363
Waste Management, Inc.	464	75,131
		220,745
Construction & Engineering - 0.1%
Quanta Services, Inc.	178	31,609

Construction Materials - 0.2%
Martin Marietta Materials, Inc.	78	31,047
Vulcan Materials Co.	166	32,453
		63,500
Consumer Finance - 0.7%
American Express Co.	744	117,969
Capital One Financial Corp.	476	49,604
Discover Financial Services	333	34,212
Synchrony Financial	546	16,904
		218,689
Consumer Staples Distribution & Retail - 2.7%
Costco Wholesale Corp.	554	283,404
Dollar General Corp.	279	56,104
Dollar Tree, Inc.*	260	35,069
Kroger Co. (The)	814	36,899
Sysco Corp.	634	44,348
Target Corp.	575	75,285
Walgreens Boots Alliance, Inc.	894	27,151
Walmart, Inc.	1,751	257,169
		815,429
Containers & Packaging - 0.3%
Amcor plc	1,856	17,892
Avery Dennison Corp.	101	16,274
Ball Corp.	392	20,055
International Paper Co.	444	13,071
Packaging Corp. of America	116	14,388
Sealed Air Corp.	181	6,851
Westrock Co.	318	8,907
		97,438
Distributors - 0.2%
Genuine Parts Co.	176	26,212
LKQ Corp.	317	16,722
Pool Corp.	49	15,495
		58,429
Diversified Telecommunication Services - 1.1%
AT&T, Inc.	8,902	140,029
Verizon Communications, Inc.	5,245	186,879
		326,908
Electric Utilities - 2.5%
Alliant Energy Corp.	314	16,158
American Electric Power Co., Inc.	642	53,363
Constellation Energy Corp.	408	34,280
Duke Energy Corp.	962	85,897
Edison International	477	32,207
Entergy Corp.	254	24,943
Evergy, Inc.	287	16,603
Eversource Energy	435	30,115
Exelon Corp.	1,241	49,206
FirstEnergy Corp.	678	25,350
NextEra Energy, Inc.	2,482	182,328
NRG Energy, Inc.	288	9,732
PG&E Corp.*	2,011	34,066
Pinnacle West Capital Corp.	141	10,897
PPL Corp.	920	24,104
Southern Co. (The)	1,360	94,860
Xcel Energy, Inc.	683	44,593
		768,702
Electrical Equipment - 0.8%
AMETEK, Inc.	287	41,635
Eaton Corp. plc	497	87,422
Emerson Electric Co.	714	55,463
Generac Holdings, Inc.*	79	8,605
Rockwell Automation, Inc.	143	39,840
		232,965
Energy Equipment & Services - 0.5%
Baker Hughes Co., Class A	1,256	34,226
Halliburton Co.	1,129	32,346
Schlumberger NV	1,774	75,980
		142,552
Entertainment - 2.0%
Activision Blizzard, Inc.*	890	71,378
Electronic Arts, Inc.	325	41,600
Live Nation Entertainment, Inc.*	178	14,229
Netflix, Inc.*	556	219,748
Take-Two Interactive Software, Inc.*	198	27,270
Walt Disney Co. (The)*	2,282	200,725
Warner Bros Discovery, Inc.*	2,760	31,133
		606,083
Financial Services - 2.4%
Berkshire Hathaway, Inc., Class B*	2,250	722,430
Jack Henry & Associates, Inc.	91	13,913
		736,343
Food Products - 1.6%
Archer-Daniels-Midland Co.	683	48,254
Bunge Ltd.	187	17,324
Campbell Soup Co.	251	12,688
Conagra Brands, Inc.	595	20,748
General Mills, Inc.	736	61,942
Hershey Co. (The)	184	47,785
Hormel Foods Corp.	362	13,847
J M Smucker Co. (The)	133	19,496
Kellogg Co.	320	21,366
Kraft Heinz Co. (The)	994	37,991
Lamb Weston Holdings, Inc.	180	20,016
McCormick & Co., Inc. (Non-Voting)	313	26,833
Mondelez International, Inc., Class A	1,703	125,017
Tyson Foods, Inc., Class A	357	18,078
		491,385
Gas Utilities - 0.1%
Atmos Energy Corp.	179	20,635

Ground Transportation - 1.1%
CSX Corp.	2,626	80,539
JB Hunt Transport Services, Inc.	104	17,365
Norfolk Southern Corp.	284	59,123
Old Dominion Freight Line, Inc.	113	35,080
Union Pacific Corp.	764	147,085
		339,192
Health Care Equipment & Supplies - 4.1%
Abbott Laboratories	2,178	222,156
Align Technology, Inc.*	91	25,722

See accompanying notes to the financial statements.

S&P 500® Ex-Technology ETF

Schedule of Portfolio Investments

May 31, 2023

Investments	Shares	Value ($)
Baxter International, Inc.	630	25,654
Becton Dickinson & Co.	355	85,825
Boston Scientific Corp.*	1,789	92,098
Cooper Cos., Inc. (The)	62	23,035
DENTSPLY SIRONA, Inc.	268	9,680
Dexcom, Inc.*	483	56,637
Edwards Lifesciences Corp.*	772	65,025
GE HealthCare Technologies, Inc.	453	36,018
Hologic, Inc.*	308	24,298
IDEXX Laboratories, Inc.*	103	47,871
Insulet Corp.*	87	23,860
Intuitive Surgical, Inc.*	438	134,834
Medtronic plc	1,661	137,464
ResMed, Inc.	183	38,575
STERIS plc	124	24,796
Stryker Corp.	421	116,019
Teleflex, Inc.	59	13,850
Zimmer Biomet Holdings, Inc.	262	33,363
		1,236,780
Health Care Providers & Services - 4.4%
AmerisourceBergen Corp.	202	34,370
Cardinal Health, Inc.	322	26,501
Centene Corp.*	688	42,938
Cigna Group (The)	373	92,284
CVS Health Corp.	1,604	109,120
DaVita, Inc.*	69	6,463
Elevance Health, Inc.	298	133,450
HCA Healthcare, Inc.	265	70,010
Henry Schein, Inc.*	169	12,489
Humana, Inc.	156	78,292
Laboratory Corp. of America Holdings	111	23,591
McKesson Corp.	171	66,834
Molina Healthcare, Inc.*	73	19,995
Quest Diagnostics, Inc.	139	18,438
UnitedHealth Group, Inc.	1,167	568,609
Universal Health Services, Inc., Class B	80	10,571
		1,313,955
Health Care REITs - 0.3%
Healthpeak Properties, Inc., REIT	683	13,633
Ventas, Inc., REIT	500	21,570
Welltower, Inc., REIT	590	44,020
		79,223
Hotel & Resort REITs - 0.1%
Host Hotels & Resorts, Inc., REIT	893	14,824

Hotels, Restaurants & Leisure - 3.0%
Booking Holdings, Inc.*	48	120,421
Caesars Entertainment, Inc.*	268	10,991
Carnival Corp.*	1,252	14,060
Chipotle Mexican Grill, Inc., Class A*	34	70,601
Darden Restaurants, Inc.	152	24,095
Domino's Pizza, Inc.	44	12,753
Expedia Group, Inc.*	185	17,706
Hilton Worldwide Holdings, Inc.	333	45,328
Las Vegas Sands Corp.*	410	22,603
Marriott International, Inc., Class A	336	56,377
McDonald's Corp.	915	260,876
MGM Resorts International	393	15,441
Norwegian Cruise Line Holdings Ltd.*	526	7,811
Royal Caribbean Cruises Ltd.*	274	22,186
Starbucks Corp.	1,435	140,113
Wynn Resorts Ltd.	129	12,732
Yum! Brands, Inc.	350	45,042
		899,136
Household Durables - 0.5%
DR Horton, Inc.	390	41,667
Garmin Ltd.	192	19,805
Lennar Corp., Class A	317	33,957
Mohawk Industries, Inc.*	66	6,075
Newell Brands, Inc.	470	3,906
NVR, Inc.*	4	22,217
PulteGroup, Inc.	282	18,634
Whirlpool Corp.	68	8,792
		155,053
Household Products - 2.0%
Church & Dwight Co., Inc.	305	28,197
Clorox Co. (The)	154	24,360
Colgate-Palmolive Co.	1,043	77,578
Kimberly-Clark Corp.	422	56,666
Procter & Gamble Co. (The)	2,946	419,805
		606,606
Independent Power and Renewable Electricity Producers - 0.1%
AES Corp. (The)	834	16,463

Industrial Conglomerates - 1.2%
3M Co.	688	64,197
General Electric Co.	1,360	138,081
Honeywell International, Inc.	834	159,795
		362,073
Industrial REITs - 0.5%
Prologis, Inc., REIT	1,153	143,606

Insurance - 3.0%
Aflac, Inc.	699	44,883
Allstate Corp. (The)	328	35,572
American International Group, Inc.	928	49,026
Aon plc, Class A	257	79,231
Arch Capital Group Ltd.*	462	32,201
Arthur J Gallagher & Co.	265	53,088
Assurant, Inc.	66	7,919
Brown & Brown, Inc.	294	18,325
Chubb Ltd.	518	96,244
Cincinnati Financial Corp.	196	18,914
Everest Re Group Ltd.	54	18,361
Globe Life, Inc.	113	11,659
Hartford Financial Services Group, Inc. (The)	394	26,997
Lincoln National Corp.	192	4,017
Loews Corp.	244	13,664
Marsh & McLennan Cos., Inc.	618	107,025
MetLife, Inc.	823	40,780
Principal Financial Group, Inc.	284	18,591
Progressive Corp. (The)	731	93,502
Prudential Financial, Inc.	460	36,197
Travelers Cos., Inc. (The)	289	48,910
W R Berkley Corp.	254	14,143
Willis Towers Watson plc	133	29,107
		898,356
Interactive Media & Services - 8.2%
Alphabet, Inc., Class A*	7,439	914,030
Alphabet, Inc., Class C*	6,485	800,054
Match Group, Inc.*	349	12,040

See accompanying notes to the financial statements.

S&P 500® Ex-Technology ETF

Schedule of Portfolio Investments

May 31, 2023

Investments	Shares	Value ($)
Meta Platforms, Inc., Class A*	2,780	735,922
		2,462,046
Leisure Products - 0.0%(b)
Hasbro, Inc.	162	9,615

Life Sciences Tools & Services - 2.3%
Agilent Technologies, Inc.	369	42,682
Bio-Rad Laboratories, Inc., Class A*	27	10,081
Bio-Techne Corp.	196	16,031
Charles River Laboratories International, Inc.*	64	12,376
Danaher Corp.	819	188,059
Illumina, Inc.*	196	38,543
IQVIA Holdings, Inc.*	232	45,683
Mettler-Toledo International, Inc.*	28	37,012
Revvity, Inc.	158	18,221
Thermo Fisher Scientific, Inc.	490	249,146
Waters Corp.*	74	18,590
West Pharmaceutical Services, Inc.	92	30,786
		707,210
Machinery - 2.3%
Caterpillar, Inc.	650	133,738
Cummins, Inc.	176	35,976
Deere & Co.	338	116,941
Dover Corp.	174	23,200
Fortive Corp.	441	28,714
IDEX Corp.	94	18,721
Illinois Tool Works, Inc.	347	75,899
Ingersoll Rand, Inc.	506	28,670
Nordson Corp.	67	14,601
Otis Worldwide Corp.	518	41,186
PACCAR, Inc.	652	44,845
Parker-Hannifin Corp.	160	51,270
Pentair plc	205	11,371
Snap-on, Inc.	66	16,425
Stanley Black & Decker, Inc.	185	13,870
Westinghouse Air Brake Technologies Corp.	227	21,027
Xylem, Inc.	297	29,759
		706,213
Media - 1.1%
Charter Communications, Inc., Class A*	132	43,052
Comcast Corp., Class A	5,254	206,745
DISH Network Corp., Class A*	314	2,019
Fox Corp., Class A	371	11,575
Fox Corp., Class B	172	5,024
Interpublic Group of Cos., Inc. (The)	485	18,037
News Corp., Class A	478	8,752
News Corp., Class B	147	2,717
Omnicom Group, Inc.	253	22,312
Paramount Global, Class B(a)	631	9,598
		329,831
Metals & Mining - 0.5%
Freeport-McMoRan, Inc.	1,785	61,297
Newmont Corp.	991	40,185
Nucor Corp.	316	41,731
Steel Dynamics, Inc.	208	19,115
		162,328
Multi-Utilities - 1.1%
Ameren Corp.	323	26,186
CenterPoint Energy, Inc.	786	22,173
CMS Energy Corp.	364	21,105
Consolidated Edison, Inc.	443	41,332
Dominion Energy, Inc.	1,041	52,342
DTE Energy Co.	242	26,039
NiSource, Inc.	507	13,633
Public Service Enterprise Group, Inc.	623	37,224
Sempra Energy	393	56,407
WEC Energy Group, Inc.	394	34,416
		330,857
Office REITs - 0.1%
Alexandria Real Estate Equities, Inc., REIT	197	22,352
Boston Properties, Inc., REIT	178	8,663
		31,015
Oil, Gas & Consumable Fuels - 5.6%
APA Corp.	402	12,775
Chevron Corp.	2,222	334,678
ConocoPhillips	1,529	151,830
Coterra Energy, Inc.	985	22,901
Devon Energy Corp.	816	37,618
Diamondback Energy, Inc.	230	29,244
EOG Resources, Inc.	734	78,751
EQT Corp.	458	15,925
Exxon Mobil Corp.	5,143	525,512
Hess Corp.	347	43,954
Kinder Morgan, Inc.	2,471	39,808
Marathon Oil Corp.	793	17,573
Marathon Petroleum Corp.	567	59,484
Occidental Petroleum Corp.	908	52,355
ONEOK, Inc.	558	31,616
Phillips 66	582	53,317
Pioneer Natural Resources Co.	297	59,234
Targa Resources Corp.	283	19,258
Valero Energy Corp.	481	51,486
Williams Cos., Inc. (The)	1,521	43,592
		1,680,911
Passenger Airlines - 0.3%
Alaska Air Group, Inc.*	159	7,144
American Airlines Group, Inc.*	813	12,016
Delta Air Lines, Inc.*	801	29,100
Southwest Airlines Co.	742	22,164
United Airlines Holdings, Inc.*	408	19,366
		89,790
Personal Care Products - 0.2%
Estee Lauder Cos., Inc. (The), Class A	289	53,185

Pharmaceuticals - 6.1%
Bristol-Myers Squibb Co.	2,655	171,088
Catalent, Inc.*	225	8,377
Eli Lilly & Co.	985	423,018
Johnson & Johnson	3,265	506,271
Merck & Co., Inc.	3,167	349,669
Organon & Co.	318	6,166
Pfizer, Inc.	7,011	266,558
Viatris, Inc.	1,515	13,862
Zoetis, Inc., Class A	582	94,872
		1,839,881
Professional Services - 0.6%
Ceridian HCM Holding, Inc.*	192	11,875
CoStar Group, Inc.*	508	40,335

See accompanying notes to the financial statements.

S&P 500® Ex-Technology ETF

Schedule of Portfolio Investments

May 31, 2023

Investments	Shares	Value ($)
Equifax, Inc.	153	31,919
Jacobs Solutions, Inc.	158	17,317
Leidos Holdings, Inc.	171	13,348
Paycom Software, Inc.	60	16,808
Robert Half International, Inc.	135	8,778
Verisk Analytics, Inc., Class A	195	42,726
		183,106
Real Estate Management & Development - 0.1%
CBRE Group, Inc., Class A*	395	29,593

Residential REITs - 0.5%
AvalonBay Communities, Inc., REIT	175	30,446
Camden Property Trust, REIT	138	14,417
Equity Residential, REIT	425	25,840
Essex Property Trust, Inc., REIT	81	17,501
Invitation Homes, Inc., REIT	725	24,563
Mid-America Apartment Communities, Inc., REIT	144	21,177
UDR, Inc., REIT	386	15,313
		149,257
Retail REITs - 0.4%
Federal Realty Investment Trust, REIT	91	8,026
Kimco Realty Corp., REIT	772	14,189
Realty Income Corp., REIT	783	46,542
Regency Centers Corp., REIT	192	10,804
Simon Property Group, Inc., REIT	408	42,901
		122,462
Specialized REITs - 1.6%
American Tower Corp., REIT	582	107,344
Crown Castle, Inc., REIT	541	61,247
Digital Realty Trust, Inc., REIT	359	36,783
Equinix, Inc., REIT	116	86,484
Extra Space Storage, Inc., REIT	167	24,093
Iron Mountain, Inc., REIT	363	19,392
Public Storage, REIT	197	55,810
SBA Communications Corp., Class A, REIT	135	29,940
VICI Properties, Inc., Class A, REIT	1,254	38,786
Weyerhaeuser Co., REIT	915	26,224
		486,103
Specialty Retail - 3.0%
Advance Auto Parts, Inc.	74	5,394
AutoZone, Inc.*	23	54,897
Bath & Body Works, Inc.	285	10,043
Best Buy Co., Inc.	246	17,877
CarMax, Inc.*	197	14,225
Home Depot, Inc. (The)	1,273	360,832
Lowe's Cos., Inc.	755	151,853
O'Reilly Automotive, Inc.*	78	70,458
Ross Stores, Inc.	430	44,557
TJX Cos., Inc. (The)	1,443	110,808
Tractor Supply Co.	138	28,924
Ulta Beauty, Inc.*	64	26,229
		896,097
Textiles, Apparel & Luxury Goods - 0.6%
NIKE, Inc., Class B	1,556	163,784
Ralph Lauren Corp., Class A	51	5,422
Tapestry, Inc.	295	11,806
VF Corp.	413	7,112
		188,124
Tobacco - 0.9%
Altria Group, Inc.	2,230	99,057
Philip Morris International, Inc.	1,936	174,259
		273,316
Trading Companies & Distributors - 0.3%
Fastenal Co.	713	38,395
United Rentals, Inc.	87	29,040
WW Grainger, Inc.	56	36,345
		103,780
Water Utilities - 0.1%
American Water Works Co., Inc.	241	34,812

Wireless Telecommunication Services - 0.3%
T-Mobile US, Inc.*	740	101,565

TOTAL COMMON STOCKS (Cost $31,051,527)		30,135,645

SECURITIES LENDING REINVESTMENTS(c) - 0.0%(b)

INVESTMENT COMPANIES - 0.0%(b)
Invesco Government & Agency Portfolio, Institutional Class 5.04% (Cost $7,340)	7,340	7,340

Investments	Principal Amount ($)	Value ($)
SHORT-TERM INVESTMENTS - 0.1%

REPURCHASE AGREEMENTS(d) - 0.1%
Repurchase Agreements with various counterparties, rates 4.95% - 5.05%, dated 5/31/2023, due 6/1/2023, total to be received $29,674
(Cost $29,672)	29,672	29,672

Total Investments - 99.9% (Cost $31,088,539)		30,172,657
Other assets less liabilities - 0.1%		36,827
Net Assets - 100.0%		30,209,484

See accompanying notes to the financial statements.

S&P 500® Ex-Technology ETF

Schedule of Portfolio Investments

May 31, 2023

*	Non-income producing security.
(a)	The security or a portion of this security is on loan at May 31, 2023. The total value of securities on loan at May 31, 2023 was $11,266, collateralized in the form of cash with a value of $7,340 that was reinvested in the securities shown in the Securities Lending Reinvestment section of the Schedule of Portfolio Investments and $4,770 of collateral in the form of U.S. Government Treasury Securities, interest rates ranging from 0.00% – 5.25%, and maturity dates ranging from July 15, 2023 – August 15, 2049. The total value of collateral is $12,110.
(b)	Represents less than 0.05% of net assets.
(c)	The security was purchased with cash collateral held from securities on loan at May 31, 2023. The total value of securities purchased was $7,340.
(d)	The Fund invests in Repurchase Agreements jointly with other funds in the Trust. See "Repurchase Agreements" in the Notes to Financial Statements to view the details of each individual agreement and counterparty as well as a description of the securities subject to repurchase.

As of May 31, 2023, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investment securities and derivative instruments, if applicable, for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$627,203
Aggregate gross unrealized depreciation	(1,565,442)
Net unrealized depreciation	$(938,239)
Federal income tax cost	$31,110,896

See accompanying notes to the financial statements.

Ultra MidCap400

Schedule of Portfolio Investments

May 31, 2023

Investments	Shares	Value ($)
COMMON STOCKS(a) - 88.2%

Aerospace & Defense - 0.9%
Curtiss-Wright Corp.	1,891	298,892
Hexcel Corp.	4,160	286,998
Mercury Systems, Inc.*	2,868	116,412
Woodward, Inc.	2,948	310,749
		1,013,051
Air Freight & Logistics - 0.3%
GXO Logistics, Inc.*	5,855	327,412

Automobile Components - 1.6%
Adient plc*	4,708	158,612
Autoliv, Inc.	3,828	311,982
Dana, Inc.	6,297	81,042
Fox Factory Holding Corp.*	2,086	185,487
Gentex Corp.	11,573	303,907
Goodyear Tire & Rubber Co. (The)*	13,961	191,685
Lear Corp.	2,918	357,922
Visteon Corp.*	1,389	185,543
		1,776,180
Automobiles - 0.4%
Harley-Davidson, Inc.	6,566	204,268
Thor Industries, Inc.	2,641	206,711
		410,979
Banks - 4.9%
Associated Banc-Corp.	7,421	109,905
Bank of Hawaii Corp.	1,966	76,969
Bank OZK	5,436	187,977
Cadence Bank	9,004	161,712
Cathay General Bancorp	3,590	104,972
Columbia Banking System, Inc.	10,264	205,588
Commerce Bancshares, Inc.	5,614	269,191
Cullen/Frost Bankers, Inc.	3,176	318,235
East West Bancorp, Inc.	6,956	332,845
First Financial Bankshares, Inc.(b)	6,406	165,915
First Horizon Corp.	26,484	273,050
FNB Corp.	17,791	195,523
Fulton Financial Corp.	8,272	92,316
Glacier Bancorp, Inc.	5,467	157,559
Hancock Whitney Corp.	4,229	154,485
Home BancShares, Inc.	9,338	200,487
International Bancshares Corp.	2,606	111,328
New York Community Bancorp, Inc.	33,907	348,564
Old National Bancorp	14,456	179,544
Pinnacle Financial Partners, Inc.	3,776	183,702
Prosperity Bancshares, Inc.	4,507	257,710
SouthState Corp.	3,736	233,575
Synovus Financial Corp.	7,180	194,506
Texas Capital Bancshares, Inc.*	2,380	112,574
UMB Financial Corp.	2,146	121,550
United Bankshares, Inc.	6,627	194,966
Valley National Bancorp	20,743	153,083
Webster Financial Corp.	8,588	305,303
Wintrust Financial Corp.	2,999	190,647
		5,593,781
Beverages - 0.5%
Boston Beer Co., Inc. (The), Class A*	465	156,937
Celsius Holdings, Inc.*	1,994	250,307
Coca-Cola Consolidated, Inc.	227	150,215
		557,459
Biotechnology - 1.4%
Arrowhead Pharmaceuticals, Inc.*	5,346	183,956
Exelixis, Inc.*	15,995	308,384
Halozyme Therapeutics, Inc.*	6,673	216,405
Neurocrine Biosciences, Inc.*	4,767	426,790
United Therapeutics Corp.*	2,249	471,705
		1,607,240
Broadline Retail - 0.5%
Kohl's Corp.	5,453	99,899
Macy's, Inc.	13,381	181,848
Nordstrom, Inc.(b)	5,531	84,624
Ollie's Bargain Outlet Holdings, Inc.*	2,857	157,478
		523,849
Building Products - 3.3%
Advanced Drainage Systems, Inc.	3,087	298,729
Builders FirstSource, Inc.*	7,264	842,261
Carlisle Cos., Inc.	2,552	542,147
Fortune Brands Innovations, Inc.	6,329	382,588
Lennox International, Inc.	1,593	438,887
Owens Corning	4,612	490,394
Simpson Manufacturing Co., Inc.	2,102	248,435
Trex Co., Inc.*	5,416	278,112
UFP Industries, Inc.	3,042	237,580
		3,759,133
Capital Markets - 1.7%
Affiliated Managers Group, Inc.	1,859	258,568
Evercore, Inc., Class A	1,763	190,316
Federated Hermes, Inc., Class B	4,172	143,642
Interactive Brokers Group, Inc., Class A	5,077	392,097
Janus Henderson Group plc	6,541	171,897
Jefferies Financial Group, Inc.	8,930	268,525
SEI Investments Co.	5,032	284,711
Stifel Financial Corp.	5,199	288,908
		1,998,664
Chemicals - 2.2%
Ashland, Inc.	2,464	209,144
Avient Corp.	4,219	153,994
Axalta Coating Systems Ltd.*	10,888	315,861
Cabot Corp.	2,780	190,374
Chemours Co. (The)	7,321	193,933
Ingevity Corp.*	1,734	81,828
NewMarket Corp.	330	128,641
Olin Corp.	6,073	287,314
RPM International, Inc.	6,371	508,342
Scotts Miracle-Gro Co. (The)	2,016	127,411
Sensient Technologies Corp.	2,075	149,462
Westlake Corp.	1,700	176,715
		2,523,019
Commercial Services & Supplies - 1.1%
Brink's Co. (The)	2,293	152,553
Clean Harbors, Inc.*	2,482	348,473
MSA Safety, Inc.	1,819	250,222
Stericycle, Inc.*	4,550	191,782
Tetra Tech, Inc.	2,627	361,134
		1,304,164
Communications Equipment - 0.6%
Calix, Inc.*	2,810	130,974
Ciena Corp.*	7,325	342,371

See accompanying notes to the financial statements.

Ultra MidCap400

Schedule of Portfolio Investments

May 31, 2023

Investments	Shares	Value ($)
Lumentum Holdings, Inc.*	3,381	178,855
		652,200
Construction & Engineering - 1.7%
AECOM	6,858	535,267
EMCOR Group, Inc.	2,352	387,704
Fluor Corp.*	7,013	186,265
MasTec, Inc.*	2,924	296,377
MDU Resources Group, Inc.	10,036	292,850
Valmont Industries, Inc.	1,053	276,170
		1,974,633
Construction Materials - 0.3%
Eagle Materials, Inc.	1,779	289,852

Consumer Finance - 0.4%
FirstCash Holdings, Inc.	1,851	182,397
Navient Corp.	5,005	75,826
SLM Corp.	11,880	181,293
		439,516
Consumer Staples Distribution & Retail - 1.7%
BJ's Wholesale Club Holdings, Inc.*	6,634	415,620
Casey's General Stores, Inc.	1,839	414,970
Grocery Outlet Holding Corp.*	4,366	125,392
Performance Food Group Co.*	7,706	426,065
Sprouts Farmers Market, Inc.*	5,224	180,541
US Foods Holding Corp.*	10,850	431,613
		1,994,201
Containers & Packaging - 0.8%
AptarGroup, Inc.	3,222	362,443
Greif, Inc., Class A	1,264	75,966
Silgan Holdings, Inc.	4,129	185,764
Sonoco Products Co.	4,813	288,106
		912,279
Diversified Consumer Services - 0.8%
Graham Holdings Co., Class B	189	106,738
Grand Canyon Education, Inc.*	1,514	158,607
H&R Block, Inc.	7,516	224,352
Service Corp. International	7,588	482,673
		972,370
Diversified Telecommunication Services - 0.5%
Frontier Communications Parent, Inc.*	11,004	163,740
Iridium Communications, Inc.	6,201	372,308
		536,048
Electric Utilities - 1.2%
ALLETE, Inc.	2,821	168,047
Hawaiian Electric Industries, Inc.	5,403	194,022
IDACORP, Inc.	2,495	259,655
OGE Energy Corp.	9,881	348,602
PNM Resources, Inc.	4,235	194,471
Portland General Electric Co.	4,406	214,704
		1,379,501
Electrical Equipment - 2.0%
Acuity Brands, Inc.	1,582	238,392
EnerSys	2,016	196,096
Hubbell, Inc., Class B	2,645	747,107
nVent Electric plc	8,222	356,670
Regal Rexnord Corp.	3,265	424,091
SunPower Corp.*(b)	4,212	44,647
Sunrun, Inc.*	10,518	185,538
Vicor Corp.*	1,100	60,885
		2,253,426
Electronic Equipment, Instruments & Components - 3.3%
Arrow Electronics, Inc.*	2,877	364,343
Avnet, Inc.	4,510	197,718
Belden, Inc.	2,113	184,866
Cognex Corp.	8,535	469,084
Coherent Corp.*	6,858	253,472
IPG Photonics Corp.*	1,587	175,316
Jabil, Inc.	6,578	588,862
Littelfuse, Inc.	1,222	312,881
National Instruments Corp.	6,444	372,463
Novanta, Inc.*	1,761	291,622
TD SYNNEX Corp.	2,071	185,106
Vishay Intertechnology, Inc.	6,395	164,863
Vontier Corp.	7,798	231,133
		3,791,729
Energy Equipment & Services - 0.6%
ChampionX Corp.	9,804	247,649
NOV, Inc.	19,387	272,775
Valaris Ltd.*	2,968	171,343
		691,767
Entertainment - 0.2%
World Wrestling Entertainment, Inc., Class A	2,139	216,724

Financial Services - 1.4%
Essent Group Ltd.	5,315	234,763
Euronet Worldwide, Inc.*	2,325	259,005
MGIC Investment Corp.	14,482	218,968
Voya Financial, Inc.	4,787	324,559
Western Union Co. (The)	18,434	209,963
WEX, Inc.*	2,152	356,909
		1,604,167
Food Products - 1.3%
Darling Ingredients, Inc.*	7,910	501,336
Flowers Foods, Inc.	9,483	236,885
Ingredion, Inc.	3,242	339,113
Lancaster Colony Corp.	980	192,648
Pilgrim's Pride Corp.*	2,217	49,218
Post Holdings, Inc.*	2,646	224,804
		1,544,004
Gas Utilities - 1.2%
National Fuel Gas Co.	4,531	230,673
New Jersey Resources Corp.	4,782	231,688
ONE Gas, Inc.	2,672	216,271
Southwest Gas Holdings, Inc.	3,211	187,940
Spire, Inc.	2,593	167,430
UGI Corp.	10,343	289,294
		1,323,296
Ground Transportation - 1.8%
Avis Budget Group, Inc.*	1,228	206,046
Hertz Global Holdings, Inc.*	7,956	124,750
Knight-Swift Transportation Holdings, Inc., Class A	7,931	436,126
Landstar System, Inc.	1,773	310,949
Ryder System, Inc.	2,480	195,498
Saia, Inc.*	1,306	371,113
Werner Enterprises, Inc.	2,902	127,456
XPO, Inc.*	5,679	266,515
		2,038,453
Health Care Equipment & Supplies - 3.3%
Enovis Corp.*	2,352	124,022
Envista Holdings Corp.*	8,055	256,874
Globus Medical, Inc., Class A*	3,843	208,022

See accompanying notes to the financial statements.

Ultra MidCap400

Schedule of Portfolio Investments

May 31, 2023

Investments	Shares	Value ($)
Haemonetics Corp.*	2,490	210,654
ICU Medical, Inc.*	994	173,841
Inari Medical, Inc.*	2,383	143,933
Integra LifeSciences Holdings Corp.*	3,586	136,089
Lantheus Holdings, Inc.*	3,397	294,146
LivaNova plc*	2,642	116,988
Masimo Corp.*	2,387	386,312
Neogen Corp.*	10,668	186,583
Omnicell, Inc.*	2,204	161,818
Penumbra, Inc.*	1,874	575,955
QuidelOrtho Corp.*	2,640	224,770
Shockwave Medical, Inc.*	1,784	490,760
STAAR Surgical Co.*	2,379	138,029
		3,828,796
Health Care Providers & Services - 2.0%
Acadia Healthcare Co., Inc.*	4,490	317,129
Amedisys, Inc.*	1,604	121,792
Chemed Corp.	734	391,787
Encompass Health Corp.	4,925	305,449
HealthEquity, Inc.*	4,177	228,900
Option Care Health, Inc.*	8,259	227,535
Patterson Cos., Inc.	4,264	111,674
Progyny, Inc.*	3,713	138,309
R1 RCM, Inc.*	6,784	110,240
Tenet Healthcare Corp.*	5,336	379,923
		2,332,738
Health Care REITs - 1.1%
Healthcare Realty Trust, Inc., Class A, REIT	18,783	349,552
Medical Properties Trust, Inc., REIT(b)	29,563	243,895
Omega Healthcare Investors, Inc., REIT	11,561	344,633
Physicians Realty Trust, REIT	11,266	153,893
Sabra Health Care REIT, Inc., REIT	11,400	128,364
		1,220,337
Hotel & Resort REITs - 0.1%
Park Hotels & Resorts, Inc., REIT	11,097	143,595

Hotels, Restaurants & Leisure - 3.1%
Aramark	12,858	507,634
Boyd Gaming Corp.	3,915	249,503
Choice Hotels International, Inc.	1,368	155,254
Churchill Downs, Inc.	3,248	441,143
Hilton Grand Vacations, Inc.*	3,918	167,494
Light & Wonder, Inc.*	4,623	269,475
Marriott Vacations Worldwide Corp.	1,891	233,009
Papa John's International, Inc.	1,587	111,265
Penn Entertainment, Inc.*	7,656	191,706
Texas Roadhouse, Inc., Class A	3,303	356,394
Travel + Leisure Co.	4,012	146,318
Wendy's Co. (The)	8,411	185,126
Wingstop, Inc.	1,476	294,255
Wyndham Hotels & Resorts, Inc.	4,359	297,502
		3,606,078
Household Durables - 1.5%
Helen of Troy Ltd.*	1,183	113,899
KB Home	4,029	174,577
Leggett & Platt, Inc.	6,544	199,461
Taylor Morrison Home Corp., Class A*	5,347	226,873
Tempur Sealy International, Inc.	8,410	299,732
Toll Brothers, Inc.	5,075	343,578
TopBuild Corp.*	1,578	318,220
		1,676,340
Household Products - 0.1%
Energizer Holdings, Inc.	3,278	106,863

Independent Power and Renewable Electricity Producers - 0.2%
Ormat Technologies, Inc.	2,594	220,749

Industrial REITs - 1.3%
EastGroup Properties, Inc., REIT	2,151	354,076
First Industrial Realty Trust, Inc., REIT	6,521	338,962
Rexford Industrial Realty, Inc., REIT	9,334	508,143
STAG Industrial, Inc., REIT	8,913	310,172
		1,511,353
Insurance - 3.6%
American Financial Group, Inc.	3,448	387,107
Brighthouse Financial, Inc.*	3,370	135,676
CNO Financial Group, Inc.	5,643	122,510
First American Financial Corp.	5,110	280,692
Hanover Insurance Group, Inc. (The)	1,757	195,835
Kemper Corp.	3,156	136,592
Kinsale Capital Group, Inc.	1,071	324,492
Old Republic International Corp.	13,614	333,407
Primerica, Inc.	1,821	331,458
Reinsurance Group of America, Inc.	3,291	460,740
RenaissanceRe Holdings Ltd.	2,480	467,158
RLI Corp.	1,997	247,328
Selective Insurance Group, Inc.	2,978	288,062
Unum Group	9,230	401,043
		4,112,100
Interactive Media & Services - 0.2%
TripAdvisor, Inc.*	5,172	80,477
Ziff Davis, Inc.*	2,329	137,504
		217,981
IT Services - 0.1%
Kyndryl Holdings, Inc.*	10,106	126,931

Leisure Products - 1.0%
Brunswick Corp.	3,579	270,215
Mattel, Inc.*	17,491	304,518
Polaris, Inc.	2,689	289,632
Topgolf Callaway Brands Corp.*	6,842	116,793
YETI Holdings, Inc.*	4,257	155,678
		1,136,836
Life Sciences Tools & Services - 1.3%
Azenta, Inc.*	3,411	147,526
Bruker Corp.	4,936	341,078
Medpace Holdings, Inc.*	1,243	257,264
Repligen Corp.*	2,549	428,028
Sotera Health Co.*	4,873	68,660
Syneos Health, Inc.*	5,079	211,286
		1,453,842
Machinery - 4.1%
AGCO Corp.	3,056	337,016
Chart Industries, Inc.*	2,100	230,433

See accompanying notes to the financial statements.

Ultra MidCap400

Schedule of Portfolio Investments

May 31, 2023

Investments	Shares	Value ($)
Crane Co.	2,355	171,114
Crane NXT Co.	2,355	123,944
Donaldson Co., Inc.	6,006	351,531
Esab Corp.	2,550	149,736
Flowserve Corp.	6,450	209,947
Graco, Inc.	8,318	636,244
ITT, Inc.	4,082	310,885
Lincoln Electric Holdings, Inc.	2,850	483,531
Middleby Corp. (The)*	2,659	350,988
Oshkosh Corp.	3,228	238,323
Terex Corp.	3,331	154,458
Timken Co. (The)	3,267	233,754
Toro Co. (The)	5,166	505,390
Watts Water Technologies, Inc., Class A	1,348	213,591
		4,700,885
Marine Transportation - 0.2%
Kirby Corp.*	2,957	211,603

Media - 0.8%
Cable One, Inc.	238	145,615
John Wiley & Sons, Inc., Class A	2,113	76,068
New York Times Co. (The), Class A	8,126	287,823
Nexstar Media Group, Inc., Class A	1,861	280,862
TEGNA, Inc.	11,012	170,576
		960,944
Metals & Mining - 2.1%
Alcoa Corp.	8,734	277,042
Cleveland-Cliffs, Inc.*	25,433	353,010
Commercial Metals Co.	5,781	247,138
MP Materials Corp.*	4,557	94,421
Reliance Steel & Aluminum Co.	2,897	679,868
Royal Gold, Inc.	3,240	401,242
United States Steel Corp.	11,184	233,969
Worthington Industries, Inc.	1,497	84,027
		2,370,717
Mortgage Real Estate Investment Trusts (REITs) - 0.6%
Annaly Capital Management, Inc.	23,113	436,373
Starwood Property Trust, Inc.(b)	15,279	268,147
		704,520
Multi-Utilities - 0.3%
Black Hills Corp.	3,212	195,771
NorthWestern Corp.	2,852	161,395
		357,166
Office REITs - 0.6%
Corporate Office Properties Trust, REIT	5,549	126,628
Cousins Properties, Inc., REIT	7,479	148,982
Douglas Emmett, Inc., REIT	8,676	100,642
Highwoods Properties, Inc., REIT	5,193	107,391
Kilroy Realty Corp., REIT	5,201	141,155
Vornado Realty Trust, REIT	7,952	107,829
		732,627
Oil, Gas & Consumable Fuels - 2.7%
Antero Midstream Corp.	16,531	168,781
Antero Resources Corp.*	13,628	278,147
Chord Energy Corp.	2,053	293,661
CNX Resources Corp.*	8,397	129,734
DT Midstream, Inc.	4,775	217,071
Equitrans Midstream Corp.	21,360	182,201
HF Sinclair Corp.	6,636	274,996
Matador Resources Co.	5,540	243,594
Murphy Oil Corp.	7,212	250,978
PBF Energy, Inc., Class A	5,641	207,645
PDC Energy, Inc.	4,548	312,084
Range Resources Corp.	11,926	326,415
Southwestern Energy Co.*	54,467	259,808
		3,145,115
Paper & Forest Products - 0.2%
Louisiana-Pacific Corp.	3,538	207,044

Passenger Airlines - 0.1%
JetBlue Airways Corp.*	16,008	109,335

Personal Care Products - 0.4%
BellRing Brands, Inc.*	6,592	241,399
Coty, Inc., Class A*	18,094	196,139
		437,538
Pharmaceuticals - 0.5%
Jazz Pharmaceuticals plc*	3,108	398,322
Perrigo Co. plc	6,645	212,374
		610,696
Professional Services - 3.0%
ASGN, Inc.*	2,463	161,154
CACI International, Inc., Class A*	1,161	347,394
Concentrix Corp.	2,107	184,784
ExlService Holdings, Inc.*	1,632	246,334
Exponent, Inc.	2,505	228,757
FTI Consulting, Inc.*	1,699	319,429
Genpact Ltd.	8,306	305,495
Insperity, Inc.	1,756	194,424
KBR, Inc.	6,771	399,624
ManpowerGroup, Inc.	2,495	175,074
Maximus, Inc.	2,999	242,799
Paylocity Holding Corp.*	2,037	351,892
Science Applications International Corp.	2,696	262,402
		3,419,562
Real Estate Management & Development - 0.3%
Jones Lang LaSalle, Inc.*	2,343	328,817

Residential REITs - 0.4%
Apartment Income REIT Corp., Class A, REIT	7,341	254,659
Independence Realty Trust, Inc., REIT	11,048	190,799
		445,458
Retail REITs - 1.3%
Agree Realty Corp., REIT	4,371	281,886
Brixmor Property Group, Inc., REIT	14,802	296,484
Kite Realty Group Trust, REIT	10,814	210,224
Macerich Co. (The), REIT	10,623	102,406
NNN REIT, Inc., REIT	8,956	380,988
Spirit Realty Capital, Inc., REIT	6,893	269,241
		1,541,229
Semiconductors & Semiconductor Equipment - 2.4%
Allegro MicroSystems, Inc.*	3,214	126,407
Amkor Technology, Inc.	4,957	122,834
Cirrus Logic, Inc.*	2,725	211,678
Lattice Semiconductor Corp.*	6,765	550,062
MACOM Technology Solutions Holdings, Inc.*	2,549	152,507
MKS Instruments, Inc.	2,823	274,706
Power Integrations, Inc.	2,813	243,043

See accompanying notes to the financial statements.

Ultra MidCap400

Schedule of Portfolio Investments

May 31, 2023

Investments	Shares	Value ($)
Silicon Laboratories, Inc.*	1,574	221,414
SiTime Corp.*	794	78,741
Synaptics, Inc.*	1,944	167,262
Universal Display Corp.	2,145	316,023
Wolfspeed, Inc.*	6,141	295,014
		2,759,691
Software - 2.2%
ACI Worldwide, Inc.*	5,546	126,504
Aspen Technology, Inc.*	1,439	235,881
Blackbaud, Inc.*	2,201	161,465
CommVault Systems, Inc.*	2,199	153,248
Dynatrace, Inc.*	10,700	545,593
Envestnet, Inc.*	2,731	142,913
Manhattan Associates, Inc.*	3,084	559,499
NCR Corp.*	6,811	161,421
Qualys, Inc.*	1,706	215,400
Teradata Corp.*	5,024	235,425
		2,537,349
Specialized REITs - 1.9%
CubeSmart, REIT	11,084	492,573
EPR Properties, REIT	3,703	154,452
Lamar Advertising Co., Class A, REIT	4,307	387,113
Life Storage, Inc., REIT	4,195	534,401
National Storage Affiliates Trust, REIT	4,171	152,701
PotlatchDeltic Corp., REIT	3,987	185,515
Rayonier, Inc., REIT	7,269	213,127
		2,119,882
Specialty Retail - 2.7%
AutoNation, Inc.*	1,688	220,993
Dick's Sporting Goods, Inc.	2,953	376,537
Five Below, Inc.*	2,741	472,877
Foot Locker, Inc.	3,915	99,128
GameStop Corp., Class A*(b)	12,485	300,264
Gap, Inc. (The)	10,450	83,809
Lithia Motors, Inc., Class A	1,349	314,695
Murphy USA, Inc.	988	273,103
RH*(b)	922	225,872
Valvoline, Inc.	8,486	326,711
Victoria's Secret & Co.*	3,989	81,455
Williams-Sonoma, Inc.	3,285	372,880
		3,148,324
Technology Hardware, Storage & Peripherals - 0.5%
Super Micro Computer, Inc.*	2,303	515,757
Xerox Holdings Corp.	5,536	77,891
		593,648
Textiles, Apparel & Luxury Goods - 1.9%
Capri Holdings Ltd.*	6,201	217,655
Carter's, Inc.	1,883	117,066
Columbia Sportswear Co.	1,747	128,981
Crocs, Inc.*	3,047	342,117
Deckers Outdoor Corp.*	1,301	617,975
PVH Corp.	3,128	269,071
Skechers USA, Inc., Class A*	6,624	340,275
Under Armour, Inc., Class A*	9,319	67,190
Under Armour, Inc., Class C*	9,356	61,562
		2,161,892
Trading Companies & Distributors - 1.1%
GATX Corp.	1,737	206,547
MSC Industrial Direct Co., Inc., Class A	2,335	209,963
Univar Solutions, Inc.*	8,053	286,848
Watsco, Inc.	1,642	532,615
		1,235,973
Water Utilities - 0.4%
Essential Utilities, Inc.	11,780	479,917

TOTAL COMMON STOCKS (Cost $101,081,726)		101,023,568

SECURITIES LENDING REINVESTMENTS(c) - 0.7%

INVESTMENT COMPANIES - 0.7%
Invesco Government & Agency Portfolio, Institutional Class 5.04% (Cost $784,813)	784,813	784,813

Investments	Principal Amount ($)	Value ($)
SHORT-TERM INVESTMENTS - 6.9%

REPURCHASE AGREEMENTS(d) - 6.9%
Repurchase Agreements with various counterparties, rates 4.95% - 5.05%, dated 5/31/2023, due 6/1/2023, total to be received $7,898,986
(Cost $7,897,882)	7,897,882	7,897,882

Total Investments - 95.8% (Cost $109,764,421)		109,706,263
Other assets less liabilities - 4.2%		4,835,965
Net Assets - 100.0%		114,542,228

See accompanying notes to the financial statements.

Ultra MidCap400

Schedule of Portfolio Investments

May 31, 2023

*	Non-income producing security.
(a)	All or a portion of these securities are segregated in connection with obligations for swaps with a total value of $7,125,897.
(b)	The security or a portion of this security is on loan at May 31, 2023. The total value of securities on loan at May 31, 2023 was $953,019, collateralized in the form of cash with a value of $784,813 that was reinvested in the securities shown in the Securities Lending Reinvestment section of the Schedule of Portfolio Investments and $222,746 of collateral in the form of U.S. Government Treasury Securities, interest rates ranging from 0.00% – 4.63%, and maturity dates ranging from June 8, 2023 – November 15, 2052. The total value of collateral is $1,007,559.
(c)	The security was purchased with cash collateral held from securities on loan at May 31, 2023. The total value of securities purchased was $784,813.
(d)	The Fund invests in Repurchase Agreements jointly with other funds in the Trust. See "Repurchase Agreements" in the Notes to Financial Statements to view the details of each individual agreement and counterparty as well as a description of the securities subject to repurchase.

As of May 31, 2023, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investment securities and derivative instruments, if applicable, for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$13,429,538
Aggregate gross unrealized depreciation	(22,435,931)
Net unrealized depreciation	$(9,006,393)
Federal income tax cost	$110,115,951

See accompanying notes to the financial statements.

Ultra MidCap400

Schedule of Portfolio Investments

May 31, 2023

Futures Contracts Purchased
Ultra MidCap400 had the following open long futures contracts as of May 31, 2023:

	Number of Contracts	Expiration Date	Trading Currency	Notional Amount	Value and Unrealized Depreciation
S&P Midcap 400 E-Mini Index	16	6/16/2023	USD	$3,854,400	$(19,687)

Swap Agreements[a]
Ultra MidCap400 had the following open non-exchange traded total return swap agreements as of May 31, 2023:

Notional Amount ($)	Termination Date[b]	Counterparty	Rate Paid (Received)[c]	Reference Instrument	Value and Unrealized Depreciation[d] ($)	Financial Instruments for the Benefit of (the Fund)/ the Counterparty ($)	Cash Collateral for the Benefit of (the Fund)/ the Counterparty ($)	Net Amount[e] ($)
13,405,152	2/11/2025	Bank of America NA	5.48%	S&P MidCap 400®	(297,548)	297,548	—	—

17,058,477	2/11/2025	BNP Paribas SA	5.53%	S&P MidCap 400®	(433,292)	—	292,992	(140,300)

13,352,205	3/6/2025	Citibank NA	5.48%	S&P MidCap 400®	(525,775)	—	12,647	(513,128)

16,338,010	11/7/2024	Goldman Sachs International	5.35%	SPDR® S&P MidCap 400® ETF Trust	(1,762,207)
28,624,933	11/7/2024	Goldman Sachs International	5.58%	S&P MidCap 400®	(2,558,112)
44,962,943					(4,320,319)	—	4,320,319	—
5,718,248	3/6/2024	Morgan Stanley & Co. International plc	5.63%	S&P MidCap 400®	(24,337)	21,025	3,312	—

19,089,706	11/14/2024	Societe Generale	5.35%	S&P MidCap 400®	(2,046,248)	1,603,762	442,486	—

10,712,088	11/7/2024	UBS AG	5.43%	S&P MidCap 400®	(929,499)	—	929,499	—

124,298,819					(8,577,018)
				Total Unrealized Depreciation	(8,577,018)

[a]	The Fund's Swap Agreements are not accounted for as hedging instruments under ASC 815.
[b]	Agreements may be terminated at will by either party without penalty. Payment is due at termination/maturity.
[c]	Reflects the floating financing rate, as of May 31, 2023, on the notional amount of the swap agreement paid to the counterparty or received from the counterparty, excluding any commissions. This amount is included as part of the unrealized appreciation/(depreciation).
[d]	The Fund discloses amounts due to the Fund from the counterparty (unrealized appreciation on swap agreements) at period end as an asset on its Statement of Assets and Liabilities. Amounts due to the counterparty from the Fund (unrealized depreciation on swap agreements) are disclosed as a liability on its Statement of Assets and Liabilities. The Fund presents these amounts on a gross basis and does not offset or "net" these amounts on its Statement of Assets and Liabilities.
[e]	Represents the "uncollateralized" amount due from or (to) the counterparty at period end. These amounts could be due to timing differences between the movement of collateral in relation to market movements, or due to agreement provisions allowing minimum "thresholds" that would need to be exceeded prior to the movement of collateral. To the extent that a net amount is due from a counterparty, the Fund would be exposed to the counterparty by such amount and could suffer losses or delays in recovery of that amount in the event of a counterparty default.

Abbreviations
USD	U.S. Dollar

See accompanying notes to the financial statements.

Ultra Nasdaq Biotechnology

Schedule of Portfolio Investments

May 31, 2023

Investments	Shares	Value ($)
COMMON STOCKS - 72.8%

Biotechnology - 58.8%
2seventy bio, Inc.*	3,351	39,910
4D Molecular Therapeutics, Inc.*	2,795	51,316
89bio, Inc.*(a)	4,618	84,186
Abcam plc, ADR*	14,284	230,687
Absci Corp.*	6,171	11,725
ACADIA Pharmaceuticals, Inc.*	10,834	254,599
Acumen Pharmaceuticals, Inc.*	2,733	13,474
Adaptimmune Therapeutics plc, ADR*(a)	9,707	9,901
Adicet Bio, Inc.*(a)	2,862	15,684
ADMA Biologics, Inc.*	14,753	60,045
Affimed NV*	9,973	8,773
Agios Pharmaceuticals, Inc.*	3,692	93,334
Akero Therapeutics, Inc.*	3,693	164,634
Alaunos Therapeutics, Inc.*(a)	16,056	8,010
Alector, Inc.*	5,545	41,255
Alkermes plc*	10,979	317,622
Allakos, Inc.*	5,690	28,336
Allogene Therapeutics, Inc.*	9,650	50,663
Allovir, Inc.*	6,242	23,532
Alnylam Pharmaceuticals, Inc.*	8,290	1,533,733
Alpine Immune Sciences, Inc.*	3,066	30,537
Altimmune, Inc.*	3,291	13,296
ALX Oncology Holdings, Inc.*	2,721	18,149
Amarin Corp. plc, ADR*	25,507	29,843
Amgen, Inc.	24,240	5,348,556
Amicus Therapeutics, Inc.*	18,762	211,260
AnaptysBio, Inc.*	1,899	36,271
Anavex Life Sciences Corp.*(a)	5,212	48,159
Annexon, Inc.*	3,543	10,594
Apellis Pharmaceuticals, Inc.*	7,645	656,323
Arbutus Biopharma Corp.*	10,449	26,018
Arcellx, Inc.*	2,928	129,271
Arcturus Therapeutics Holdings, Inc.*	1,773	48,474
Arcutis Biotherapeutics, Inc.*	4,080	30,641
Ardelyx, Inc.*	13,262	44,295
Argenx SE, ADR*	1,980	769,626
Arrowhead Pharmaceuticals, Inc.*	7,234	248,922
ARS Pharmaceuticals, Inc.*(a)	6,262	43,584
Ascendis Pharma A/S, ADR*	3,803	330,747
Atara Biotherapeutics, Inc.*	6,406	9,801
Aurinia Pharmaceuticals, Inc.*	9,521	85,308
Avidity Biosciences, Inc.*	4,729	50,222
Beam Therapeutics, Inc.*(a)	4,835	154,237
BeiGene Ltd., ADR*	2,846	628,767
BELLUS Health, Inc.*	8,401	122,739
Bicycle Therapeutics plc, ADR*	1,719	41,222
BioAtla, Inc.*	3,082	9,708
BioCryst Pharmaceuticals, Inc.*	12,586	104,086
Biogen, Inc.*	9,649	2,860,060
BioMarin Pharmaceutical, Inc.*	12,458	1,083,099
Biomea Fusion, Inc.*(a)	2,358	80,078
BioNTech SE, ADR	6,245	656,225
Bluebird Bio, Inc.*	6,873	23,025
Blueprint Medicines Corp.*	4,006	226,419
Bridgebio Pharma, Inc.*	10,109	138,695
C4 Therapeutics, Inc.*	3,276	11,106
Caribou Biosciences, Inc.*	4,074	17,966
Centessa Pharmaceuticals plc, ADR*(a)	3,511	15,835
Century Therapeutics, Inc.*(a)	3,939	12,526
Chinook Therapeutics, Inc.*	4,398	106,388
Cogent Biosciences, Inc.*	4,668	54,802
Coherus Biosciences, Inc.*	6,280	25,685
Compass Pathways plc, ADR*(a)	1,586	11,641
Crinetics Pharmaceuticals, Inc.*	3,600	78,588
CRISPR Therapeutics AG*	5,252	336,338
Cullinan Oncology, Inc.*	2,626	26,995
CureVac NV*(a)	14,824	143,052
Cytokinetics, Inc.*	6,320	238,201
Day One Biopharmaceuticals, Inc.*	4,912	65,330
Deciphera Pharmaceuticals, Inc.*	5,072	68,472
Denali Therapeutics, Inc.*	9,128	275,848
Design Therapeutics, Inc.*	3,734	21,022
Dyne Therapeutics, Inc.*	3,894	50,739
Eagle Pharmaceuticals, Inc.*	869	18,032
Editas Medicine, Inc., Class A*	4,607	42,292
Eiger BioPharmaceuticals, Inc.*	2,944	3,297
Enanta Pharmaceuticals, Inc.*	1,395	32,755
EQRx, Inc.*(a)	32,631	57,431
Erasca, Inc.*	9,200	24,932
Evelo Biosciences, Inc.*(a)	7,320	999
Exelixis, Inc.*	21,644	417,296
Exscientia plc, ADR*	2,892	22,297
Fate Therapeutics, Inc.*	6,555	33,103
FibroGen, Inc.*	6,289	108,485
Foghorn Therapeutics, Inc.*	2,792	17,562
G1 Therapeutics, Inc.*(a)	3,380	8,585
Galapagos NV, ADR*	896	37,059
Generation Bio Co.*	4,383	15,340
Genmab A/S, ADR*(a)	3,112	122,022
Geron Corp.*	33,974	111,095
Gilead Sciences, Inc.	69,730	5,365,026
Gossamer Bio, Inc.*	6,310	8,455
Gracell Biotechnologies, Inc., ADR*(a)	4,454	12,204
Graphite Bio, Inc.*	3,884	11,031
GreenLight Biosciences Holdings PBC*	10,122	2,961
Grifols SA, ADR*	7,513	61,907
Gritstone bio, Inc.*	5,568	10,746
Halozyme Therapeutics, Inc.*	9,041	293,200
HilleVax, Inc.*	2,621	44,609
Horizon Therapeutics plc*	15,253	1,525,758
Humacyte, Inc.*	6,887	23,622
Ideaya Biosciences, Inc.*	3,823	87,317
IGM Biosciences, Inc.*	1,946	23,449
I-Mab, ADR*	4,557	14,127
Immuneering Corp., Class A*(a)	1,764	13,671
ImmunityBio, Inc.*	27,674	76,103
Immunocore Holdings plc, ADR*	1,992	109,919
ImmunoGen, Inc.*	17,085	233,039
Immunovant, Inc.*	8,699	182,766
Incyte Corp.*	14,891	916,541
Inhibrx, Inc.*	2,908	68,803
Inovio Pharmaceuticals, Inc.*	16,661	9,973
Insmed, Inc.*	9,110	173,363
Instil Bio, Inc.*	8,667	5,199
Intellia Therapeutics, Inc.*	5,878	219,014
Intercept Pharmaceuticals, Inc.*	2,766	29,154
Invivyd, Inc.*	7,278	13,100
Ionis Pharmaceuticals, Inc.*	9,547	390,472

See accompanying notes to the financial statements.

Ultra Nasdaq Biotechnology

Schedule of Portfolio Investments

May 31, 2023

Investments	Shares	Value ($)
Iovance Biotherapeutics, Inc.*	14,976	130,890
Ironwood Pharmaceuticals, Inc., Class A*	10,295	112,010
iTeos Therapeutics, Inc.*	2,376	38,681
IVERIC bio, Inc.*	9,088	343,072
Karuna Therapeutics, Inc.*	2,305	522,198
Karyopharm Therapeutics, Inc.*	7,570	17,108
Keros Therapeutics, Inc.*	1,840	88,062
Kezar Life Sciences, Inc.*	4,566	12,693
Kiniksa Pharmaceuticals Ltd., Class A*	2,306	31,961
Kinnate Biopharma, Inc.*	2,950	12,685
Kodiak Sciences, Inc.*	3,493	20,713
Krystal Biotech, Inc.*	1,720	202,702
Kura Oncology, Inc.*	4,571	60,886
Kymera Therapeutics, Inc.*	3,686	108,516
Legend Biotech Corp., ADR*	4,327	277,664
Lexicon Pharmaceuticals, Inc.*	12,604	41,593
Lyell Immunopharma, Inc.*	16,670	53,177
MacroGenics, Inc.*	4,106	19,175
Madrigal Pharmaceuticals, Inc.*	1,211	337,155
MannKind Corp.*	17,626	81,785
MeiraGTx Holdings plc*	3,971	27,320
Mersana Therapeutics, Inc.*	7,214	54,249
Merus NV*	3,093	67,180
Mirati Therapeutics, Inc.*	3,876	144,032
Mirum Pharmaceuticals, Inc.*(a)	2,462	64,578
Moderna, Inc.*	25,801	3,295,046
Monte Rosa Therapeutics, Inc.*	3,232	23,852
Morphic Holding, Inc.*	3,055	175,663
Myriad Genetics, Inc.*	5,412	119,389
Neurocrine Biosciences, Inc.*	6,450	577,469
Nkarta, Inc.*	3,260	15,061
Novavax, Inc.*(a)	5,755	46,328
Nurix Therapeutics, Inc.*	3,157	31,949
Nuvalent, Inc., Class A*	3,406	143,393
Omega Therapeutics, Inc.*(a)	3,212	24,379
PepGen, Inc.*	1,578	23,638
PMV Pharmaceuticals, Inc.*	3,050	16,317
Poseida Therapeutics, Inc., Class A*	5,740	13,030
Precigen, Inc.*	16,764	19,949
Prelude Therapeutics, Inc.*(a)	3,196	17,834
Prometheus Biosciences, Inc.*	3,174	630,674
Protagonist Therapeutics, Inc.*	3,758	97,971
Prothena Corp. plc*	3,510	233,169
PTC Therapeutics, Inc.*	4,929	206,870
RAPT Therapeutics, Inc.*	2,269	45,448
Recursion Pharmaceuticals, Inc., Class A*	12,251	107,441
Regeneron Pharmaceuticals, Inc.*	7,180	5,281,321
REGENXBIO, Inc.*	2,902	50,001
Relay Therapeutics, Inc.*	8,106	90,301
Repare Therapeutics, Inc.*	2,810	29,814
Replimune Group, Inc.*	3,784	71,858
REVOLUTION Medicines, Inc.*	7,091	176,779
Rhythm Pharmaceuticals, Inc.*	3,763	62,692
Rocket Pharmaceuticals, Inc.*	5,299	110,908
Roivant Sciences Ltd.*	50,651	460,418
Sage Therapeutics, Inc.*	3,988	197,406
Sana Biotechnology, Inc.*	12,738	76,683
Sangamo Therapeutics, Inc.*	11,252	12,602
Sarepta Therapeutics, Inc.*	5,876	726,274
Scholar Rock Holding Corp.*	3,451	20,085
Seagen, Inc.*	12,475	2,441,357
Selecta Biosciences, Inc.*(a)	10,220	12,060
Seres Therapeutics, Inc.*	8,321	41,189
SpringWorks Therapeutics, Inc.*	4,174	114,284
Stoke Therapeutics, Inc.*	2,949	33,029
Summit Therapeutics, Inc.*(a)	46,595	75,950
Sutro Biopharma, Inc.*	3,839	17,237
Syndax Pharmaceuticals, Inc.*	4,571	91,283
Tango Therapeutics, Inc.*	5,889	15,900
Travere Therapeutics, Inc.*	4,976	89,021
Twist Bioscience Corp.*	3,797	57,525
Ultragenyx Pharmaceutical, Inc.*	4,689	231,449
uniQure NV*	3,137	60,513
United Therapeutics Corp.*	3,092	648,516
UroGen Pharma Ltd.*	1,542	15,266
Vanda Pharmaceuticals, Inc.*	3,793	22,568
Vaxcyte, Inc.*	6,174	305,736
Veracyte, Inc.*	4,791	123,991
Vertex Pharmaceuticals, Inc.*	17,170	5,555,697
Verve Therapeutics, Inc.*	4,114	63,685
Vir Biotechnology, Inc.*	8,917	237,816
Xencor, Inc.*	4,009	108,644
Xenon Pharmaceuticals, Inc.*	4,177	160,940
Zai Lab Ltd., ADR*	4,658	151,338
Zentalis Pharmaceuticals, Inc.*	3,811	99,238
		56,824,650
Health Care Equipment & Supplies - 0.6%
Cue Health, Inc.*	9,980	7,600
Novocure Ltd.*	7,043	505,758
		513,358
Health Care Providers & Services - 0.3%
23andMe Holding Co., Class A*	19,284	37,025
Castle Biosciences, Inc.*	1,774	43,339
Guardant Health, Inc.*	6,856	201,018
PetIQ, Inc., Class A*	1,935	24,632
		306,014
Life Sciences Tools & Services - 3.5%
AbCellera Biologics, Inc.*	19,213	133,915
Adaptive Biotechnologies Corp.*	9,566	66,579
Codexis, Inc.*	4,404	9,733
Illumina, Inc.*	10,552	2,075,051
Maravai LifeSciences Holdings, Inc., Class A*	8,801	113,005
MaxCyte, Inc.*	6,815	27,805
Medpace Holdings, Inc.*	2,074	429,256
NanoString Technologies, Inc.*	3,125	18,406
Nautilus Biotechnology, Inc., Class A*	8,339	23,850
Pacific Biosciences of California, Inc.*	16,501	204,282
Quantum-Si, Inc.*	8,006	12,089
Syneos Health, Inc.*	6,894	286,790
		3,400,761
Pharmaceuticals - 9.6%
Aclaris Therapeutics, Inc.*	4,454	37,191
Amphastar Pharmaceuticals, Inc.*	3,228	143,226
Amylyx Pharmaceuticals, Inc.*	4,424	109,229
ANI Pharmaceuticals, Inc.*	1,347	60,804
Arvinas, Inc.*	3,558	77,671
AstraZeneca plc, ADR	40,262	2,942,347
ATAI Life Sciences NV*(a)	11,078	19,830
Atea Pharmaceuticals, Inc.*	5,566	22,208

See accompanying notes to the financial statements.

Ultra Nasdaq Biotechnology

Schedule of Portfolio Investments

May 31, 2023

Investments	Shares	Value ($)
Avadel Pharmaceuticals plc, ADR*(a)	4,193	58,073
Axsome Therapeutics, Inc.*	2,906	214,405
Cara Therapeutics, Inc.*	3,588	11,410
Collegium Pharmaceutical, Inc.*	2,275	50,209
Cymabay Therapeutics, Inc.*	6,323	56,781
DICE Therapeutics, Inc.*	3,184	100,646
Edgewise Therapeutics, Inc.*	4,225	42,757
Esperion Therapeutics, Inc.*	5,082	6,912
Evolus, Inc.*	3,756	33,992
Fulcrum Therapeutics, Inc.*	4,118	11,201
Harmony Biosciences Holdings, Inc.*	3,981	137,663
Harrow Health, Inc.*	1,989	37,513
HUTCHMED China Ltd., ADR*(a)	2,240	26,880
Innoviva, Inc.*	4,550	61,379
Intra-Cellular Therapies, Inc.*	6,325	375,578
Jazz Pharmaceuticals plc*	4,205	538,913
Ligand Pharmaceuticals, Inc.*	1,141	79,961
Marinus Pharmaceuticals, Inc.*	3,314	23,563
Nektar Therapeutics, Class A*	12,638	7,331
NGM Biopharmaceuticals, Inc.*	5,479	16,601
Ocular Therapeutix, Inc.*	5,143	32,915
Omeros Corp.*(a)	4,189	25,972
Optinose, Inc.*(a)	7,439	9,299
Pacira BioSciences, Inc.*	3,069	116,714
Phathom Pharmaceuticals, Inc.*	2,779	32,681
Phibro Animal Health Corp., Class A	1,358	18,061
Pliant Therapeutics, Inc.*	3,813	82,475
Reata Pharmaceuticals, Inc., Class A*	2,143	192,977
Revance Therapeutics, Inc.*	5,529	168,966
Royalty Pharma plc, Class A	29,597	969,006
Sanofi, ADR	19,847	1,012,594
SIGA Technologies, Inc.	4,877	27,360
Supernus Pharmaceuticals, Inc.*	3,611	119,669
Tarsus Pharmaceuticals, Inc.*	1,781	29,832
Terns Pharmaceuticals, Inc.*(a)	3,785	40,159
Theravance Biopharma, Inc.*	3,858	43,132
Ventyx Biosciences, Inc.*	3,783	130,400
Verona Pharma plc, ADR*	4,247	91,395
Viatris, Inc.	79,928	731,341
WaVe Life Sciences Ltd.*	6,528	25,851
Xeris Biopharma Holdings, Inc.*	9,082	23,250
		9,228,323
TOTAL COMMON STOCKS (Cost $87,050,848)		70,273,106

Investments	Number of Rights	Value ($)
RIGHTS - 0.0%(b)

Biotechnology - 0.0%(b)
Achillion Pharmaceuticals, Inc., CVR*(c)(d) (Cost $11,641)	25,307	11,641

Investments	Shares	Value ($)
SECURITIES LENDING REINVESTMENTS(e) - 0.7%

INVESTMENT COMPANIES - 0.7%
Invesco Government & Agency Portfolio, Institutional Class 5.04% (Cost $712,616)	712,616	712,616

Investments	Principal Amount ($)	Value ($)
SHORT-TERM INVESTMENTS - 9.7%

REPURCHASE AGREEMENTS(f) - 9.7%
Repurchase Agreements with various counterparties, rates 4.95% - 5.05%, dated 5/31/2023, due 6/1/2023, total to be received $9,354,166
(Cost $9,352,856)	9,352,856	9,352,856

Total Investments - 83.2% (Cost $97,127,961)		80,350,219
Other assets less liabilities - 16.8%		16,242,602
Net Assets - 100.0%		96,592,821

See accompanying notes to the financial statements.

Ultra Nasdaq Biotechnology

Schedule of Portfolio Investments

May 31, 2023

*	Non-income producing security.
(a)	The security or a portion of this security is on loan at May 31, 2023. The total value of securities on loan at May 31, 2023 was $843,266, collateralized in the form of cash with a value of $712,616 that was reinvested in the securities shown in the Securities Lending Reinvestment section of the Schedule of Portfolio Investments and $152,237 of collateral in the form of U.S. Government Treasury Securities, interest rates ranging from 0.00% – 5.25%, and maturity dates ranging from June 8, 2023 – August 15, 2052. The total value of collateral is $864,853.
(b)	Represents less than 0.05% of net assets.
(c)	Security fair valued as of May 31, 2023 in accordance with procedures approved by the Board of Trustees. Total value of all such securities at May 31, 2023 amounted to $11,641, which represents approximately 0.01% of net assets of the Fund.
(d)	Illiquid security.
(e)	The security was purchased with cash collateral held from securities on loan at May 31, 2023. The total value of securities purchased was $712,616.
(f)	The Fund invests in Repurchase Agreements jointly with other funds in the Trust. See "Repurchase Agreements" in the Notes to Financial Statements to view the details of each individual agreement and counterparty as well as a description of the securities subject to repurchase.

Abbreviations
ADR	American Depositary Receipt
CVR	Contingent Value Rights - No defined expiration

As of May 31, 2023, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investment securities and derivative instruments, if applicable, for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$9,352,646
Aggregate gross unrealized depreciation	(28,002,623)
Net unrealized depreciation	$(18,649,977)
Federal income tax cost	$97,876,445

See accompanying notes to the financial statements.

Ultra Nasdaq Biotechnology

Schedule of Portfolio Investments

May 31, 2023

Swap Agreementsa

Ultra Nasdaq Biotechnology had the following open non-exchange traded total return swap agreements as of May 31, 2023:

Notional Amount ($)	Termination Date[b]	Counterparty	Rate Paid (Received)[c]	Reference Instrument	Value and Unrealized Appreciation/ (Depreciation)[d] ($)	Financial Instruments for the Benefit of (the Fund)/ the Counterparty ($)	Cash Collateral for the Benefit of (the Fund)/ the Counterparty ($)	Net Amount[e] ($)
29,618,493	3/6/2025	Bank of America NA	5.23%	NASDAQ Biotechnology Index®	(1,565,149)	—	1,565,149	—
9,176,356	11/6/2023	BNP Paribas SA	5.38%	NASDAQ Biotechnology Index®	1,252,273	(1,250,126)	(2,147)	—
22,144,629	3/6/2025	Citibank NA	5.23%	NASDAQ Biotechnology Index®	(786,182)	—	786,182	—
8,602,070	11/7/2024	Goldman Sachs International	5.68%	NASDAQ Biotechnology Index®	(43,620)	—	43,620	—
2,781,825	3/6/2024	Morgan Stanley & Co. International plc	5.53%	NASDAQ Biotechnology Index®	(108,205)	—	—	(108,205)
9,355,566	11/14/2024	Societe Generale	5.43%	NASDAQ Biotechnology Index®	384,858	(343,427)	(1,129)	40,302
41,087,920	11/7/2024	UBS AG	5.08%	NASDAQ Biotechnology Index®	(257,726)	—	257,726	—
122,766,859					(1,123,751)
				Total Unrealized Appreciation	1,637,131
				Total Unrealized Depreciation	(2,760,882)

[a]	The Fund's Swap Agreements are not accounted for as hedging instruments under ASC 815.
[b]	Agreements may be terminated at will by either party without penalty. Payment is due at termination/maturity.
[c]	Reflects the floating financing rate, as of May 31, 2023, on the notional amount of the swap agreement paid to the counterparty or received from the counterparty, excluding any commissions. This amount is included as part of the unrealized appreciation/(depreciation).
[d]	The Fund discloses amounts due to the Fund from the counterparty (unrealized appreciation on swap agreements) at period end as an asset on its Statement of Assets and Liabilities. Amounts due to the counterparty from the Fund (unrealized depreciation on swap agreements) are disclosed as a liability on its Statement of Assets and Liabilities. The Fund presents these amounts on a gross basis and does not offset or "net" these amounts on its Statement of Assets and Liabilities.
[e]	Represents the "uncollateralized" amount due from or (to) the counterparty at period end. These amounts could be due to timing differences between the movement of collateral in relation to market movements, or due to agreement provisions allowing minimum "thresholds" that would need to be exceeded prior to the movement of collateral. To the extent that a net amount is due from a counterparty, the Fund would be exposed to the counterparty by such amount and could suffer losses or delays in recovery of that amount in the event of a counterparty default.

See accompanying notes to the financial statements.

Ultra Russell2000

Schedule of Portfolio Investments

May 31, 2023

Investments	Shares	Value ($)
COMMON STOCKS(a) - 86.7%

Aerospace & Defense - 0.8%
AAR Corp.*	1,552	77,771
Aerojet Rocketdyne Holdings, Inc.*	3,723	202,829
AeroVironment, Inc.*	1,158	108,169
AerSale Corp.*	1,159	17,408
Archer Aviation, Inc., Class A*	6,802	20,270
Astra Space, Inc.*	7,250	2,609
Astronics Corp.*	1,201	19,096
Cadre Holdings, Inc.	894	18,685
Ducommun, Inc.*	519	21,258
Kaman Corp.	1,315	27,326
Kratos Defense & Security Solutions, Inc.*	5,795	76,146
Momentus, Inc., Class A*	2,633	886
Moog, Inc., Class A	1,342	130,456
National Presto Industries, Inc.	241	17,964
Park Aerospace Corp.	919	12,039
Parsons Corp.*	1,578	70,521
Redwire Corp.*	927	2,262
Rocket Lab USA, Inc.*(b)	10,116	46,331
Terran Orbital Corp.*	1,931	2,259
Triumph Group, Inc.*	3,003	33,603
V2X, Inc.*	564	23,265
Virgin Galactic Holdings, Inc.*	11,367	39,330
		970,483
Air Freight & Logistics - 0.2%
Air Transport Services Group, Inc.*	2,710	45,257
Forward Air Corp.	1,261	122,658
Hub Group, Inc., Class A*	1,513	111,296
Radiant Logistics, Inc.*	1,737	10,856
		290,067
Automobile Components - 1.2%
Adient plc*	4,453	150,021
American Axle & Manufacturing Holdings, Inc.*	5,301	35,782
Dana, Inc.	6,055	77,928
Dorman Products, Inc.*	1,236	101,414
Fox Factory Holding Corp.*	1,989	176,862
Gentherm, Inc.*	1,553	85,353
Goodyear Tire & Rubber Co. (The)*	13,160	180,687
Holley, Inc.*	2,414	7,145
LCI Industries	1,165	125,867
Luminar Technologies, Inc., Class A*	11,781	80,229
Modine Manufacturing Co.*	2,333	63,667
Motorcar Parts of America, Inc.*	892	4,915
Patrick Industries, Inc.	1,015	66,513
Solid Power, Inc.*	6,221	13,624
Standard Motor Products, Inc.	946	33,413
Stoneridge, Inc.*	1,235	20,204
Visteon Corp.*	1,305	174,322
XPEL, Inc.*(c)	1,010	69,559
		1,467,505
Automobiles - 0.1%
Canoo, Inc.*	13,298	7,394
Cenntro Electric Group Ltd.*	8,635	2,606
Faraday Future Intelligent Electric, Inc.*	23,766	5,861
Fisker, Inc., Class A*(b)	8,304	52,149
Lordstown Motors Corp.*	551	1,873
Mullen Automotive, Inc.*	1,902	1,381
Winnebago Industries, Inc.	1,398	77,785
Workhorse Group, Inc.*	7,161	6,020
		155,069
Banks - 6.6%
1st Source Corp.	756	31,094
ACNB Corp.	387	11,397
Amalgamated Financial Corp.	829	11,788
Amerant Bancorp, Inc., Class A	1,300	22,945
American National Bankshares, Inc.	487	13,992
Ameris Bancorp	3,104	97,962
Arrow Financial Corp.	664	12,111
Associated Banc-Corp.	6,999	103,655
Atlantic Union Bankshares Corp.	3,513	89,792
Axos Financial, Inc.*	2,688	101,660
Banc of California, Inc.	2,432	25,998
BancFirst Corp.	922	77,974
Bancorp, Inc. (The)*	2,560	79,002
Bank First Corp.(b)	362	27,555
Bank of Marin Bancorp	735	11,885
Bank of NT Butterfield & Son Ltd. (The)	2,331	58,438
BankUnited, Inc.	3,545	67,071
Bankwell Financial Group, Inc.	264	6,032
Banner Corp.	1,603	69,362
Bar Harbor Bankshares	693	16,376
BayCom Corp.	568	9,207
BCB Bancorp, Inc.	675	7,162
Berkshire Hills Bancorp, Inc.	2,007	41,043
Blue Foundry Bancorp*	1,186	11,030
Blue Ridge Bankshares, Inc.	799	6,943
Bridgewater Bancshares, Inc.*	954	8,214
Brookline Bancorp, Inc.	3,992	32,814
Business First Bancshares, Inc.	1,105	16,100
Byline Bancorp, Inc.	1,154	20,449
Cadence Bank	8,507	152,786
Cambridge Bancorp	320	16,173
Camden National Corp.	676	19,949
Capital Bancorp, Inc.	423	7,187
Capital City Bank Group, Inc.	634	19,064
Capitol Federal Financial, Inc.	5,979	35,754
Capstar Financial Holdings, Inc.	953	11,484
Carter Bankshares, Inc.*	1,117	15,750
Cathay General Bancorp	3,272	95,673
Central Pacific Financial Corp.	1,252	18,292
Citizens & Northern Corp.	707	13,560
City Holding Co.	691	59,557
Civista Bancshares, Inc.	722	10,816
CNB Financial Corp.	947	15,730
Coastal Financial Corp.*	497	17,002
Colony Bankcorp, Inc.	767	7,133
Columbia Financial, Inc.*	1,574	25,420
Community Bank System, Inc.	2,505	123,847
Community Trust Bancorp, Inc.	736	24,803
ConnectOne Bancorp, Inc.	1,741	23,643
CrossFirst Bankshares, Inc.*	2,092	20,167
Customers Bancorp, Inc.*	1,432	32,965
CVB Financial Corp.	6,253	75,099
Dime Community Bancshares, Inc.	1,530	24,786
Eagle Bancorp, Inc.	1,451	28,918
Eastern Bankshares, Inc.	7,225	78,391
Enterprise Bancorp, Inc.	437	11,616

See accompanying notes to the financial statements.

Ultra Russell2000

Schedule of Portfolio Investments

May 31, 2023

Investments	Shares	Value ($)
Enterprise Financial Services Corp.	1,654	67,186
Equity Bancshares, Inc., Class A	705	15,750
Esquire Financial Holdings, Inc.	329	13,927
Farmers & Merchants Bancorp, Inc.	591	11,755
Farmers National Banc Corp.(b)	1,638	19,296
FB Financial Corp.	1,679	44,762
Financial Institutions, Inc.	708	11,123
First Bancorp	8,457	94,380
First Bancorp	1,800	54,180
First Bancorp, Inc. (The)	457	10,831
First Bancshares, Inc. (The)	1,158	30,154
First Bank(b)	727	7,459
First Busey Corp.	2,421	45,273
First Business Financial Services, Inc.	372	9,958
First Commonwealth Financial Corp.	4,770	60,341
First Community Bankshares, Inc.	740	19,728
First Financial Bancorp	4,371	82,874
First Financial Bankshares, Inc.	6,096	157,886
First Financial Corp.	520	16,869
First Foundation, Inc.	2,399	9,308
First Guaranty Bancshares, Inc.	285	3,762
First Internet Bancorp	398	4,887
First Interstate BancSystem, Inc., Class A	4,191	92,412
First Merchants Corp.	2,684	70,992
First Mid Bancshares, Inc.	873	20,943
First of Long Island Corp. (The)	1,016	10,373
First Western Financial, Inc.*	371	6,314
Five Star Bancorp	590	11,281
Flushing Financial Corp.	1,311	15,273
Fulton Financial Corp.	7,608	84,905
FVCBankcorp, Inc.*	701	7,164
German American Bancorp, Inc.	1,298	35,825
Glacier Bancorp, Inc.	5,214	150,268
Great Southern Bancorp, Inc.	437	21,251
Greene County Bancorp, Inc.(b)	318	8,507
Guaranty Bancshares, Inc.	381	9,197
Hancock Whitney Corp.	4,044	147,727
Hanmi Financial Corp.	1,420	20,448
HarborOne Bancorp, Inc.	2,054	16,843
HBT Financial, Inc.	566	9,962
Heartland Financial USA, Inc.	1,926	53,138
Heritage Commerce Corp.	2,756	20,064
Heritage Financial Corp.	1,623	26,536
Hilltop Holdings, Inc.	2,338	69,018
Hingham Institution For Savings (The)	69	13,305
Home Bancorp, Inc.	342	10,530
Home BancShares, Inc.	8,819	189,344
HomeStreet, Inc.	843	4,417
HomeTrust Bancshares, Inc.	679	13,302
Hope Bancorp, Inc.	5,435	43,589
Horizon Bancorp, Inc.	1,891	16,811
Independent Bank Corp.	2,148	94,813
Independent Bank Corp.	944	15,434
Independent Bank Group, Inc.	1,679	56,028
International Bancshares Corp.	2,513	107,355
John Marshall Bancorp, Inc.*	541	11,026
Kearny Financial Corp.	2,789	19,049
Lakeland Bancorp, Inc.	2,919	37,976
Lakeland Financial Corp.	1,152	57,865
Live Oak Bancshares, Inc.	1,536	33,239
Luther Burbank Corp.	697	5,994
Macatawa Bank Corp.	1,232	10,743
Mercantile Bank Corp.	723	18,820
Metrocity Bankshares, Inc.	865	14,212
Metropolitan Bank Holding Corp.*	484	13,697
Mid Penn Bancorp, Inc.	673	14,927
Midland States Bancorp, Inc.	994	19,224
MidWestOne Financial Group, Inc.	663	12,517
MVB Financial Corp.	480	8,525
National Bank Holdings Corp., Class A	1,371	41,034
NBT Bancorp, Inc.	1,961	65,792
Nicolet Bankshares, Inc.	576	35,752
Northeast Bank	307	11,003
Northfield Bancorp, Inc.	2,003	20,491
Northwest Bancshares, Inc.	5,699	59,897
OceanFirst Financial Corp.	2,722	38,652
OFG Bancorp	2,186	53,032
Old National Bancorp	13,756	170,850
Old Second Bancorp, Inc.	1,985	23,502
Origin Bancorp, Inc.	1,054	29,986
Orrstown Financial Services, Inc.	481	8,706
Pacific Premier Bancorp, Inc.	4,398	82,814
Park National Corp.	674	66,558
Parke Bancorp, Inc.	474	7,612
Pathward Financial, Inc.	1,277	56,111
PCB Bancorp	534	7,524
Peapack-Gladstone Financial Corp.	803	21,191
Peoples Bancorp, Inc.	1,548	39,737
Peoples Financial Services Corp.	328	12,982
Pioneer Bancorp, Inc.*	544	4,646
Preferred Bank	624	28,779
Premier Financial Corp.	1,661	23,154
Primis Financial Corp.	1,039	7,657
Provident Bancorp, Inc.	677	5,152
Provident Financial Services, Inc.	3,429	54,453
QCR Holdings, Inc.	742	28,508
RBB Bancorp	685	7,151
Red River Bancshares, Inc.	205	10,070
Renasant Corp.	2,567	67,050
Republic Bancorp, Inc., Class A	408	17,193
Republic First Bancorp, Inc.*	2,898	3,825
S&T Bancorp, Inc.	1,832	49,134
Sandy Spring Bancorp, Inc.	2,050	42,927
Seacoast Banking Corp. of Florida	3,384	69,981
ServisFirst Bancshares, Inc.	2,352	94,786
Shore Bancshares, Inc.	835	9,402
Sierra Bancorp	644	10,298
Simmons First National Corp., Class A	5,703	92,788
SmartFinancial, Inc.	728	15,361
South Plains Financial, Inc.	458	10,149
Southern First Bancshares, Inc.*	356	8,177
Southern Missouri Bancorp, Inc.	361	13,411
Southside Bancshares, Inc.	1,408	37,312
SouthState Corp.	3,517	219,883
Stellar Bancorp, Inc.	2,128	49,497
Sterling Bancorp, Inc.*	813	4,057
Stock Yards Bancorp, Inc.	1,342	56,230
Summit Financial Group, Inc.	526	10,026
Texas Capital Bancshares, Inc.*	2,268	107,276
Third Coast Bancshares, Inc.*	599	9,698
Tompkins Financial Corp.	651	34,047
Towne Bank	3,241	75,321

See accompanying notes to the financial statements.

Ultra Russell2000

Schedule of Portfolio Investments

May 31, 2023

Investments	Shares	Value ($)
TriCo Bancshares	1,463	47,635
Triumph Financial, Inc.*	1,077	55,918
TrustCo Bank Corp.	881	24,342
Trustmark Corp.	2,873	59,988
UMB Financial Corp.	2,065	116,962
United Bankshares, Inc.	6,123	180,139
United Community Banks, Inc.	4,986	112,734
Unity Bancorp, Inc.	333	7,576
Univest Financial Corp.	1,351	23,953
USCB Financial Holdings, Inc.*	505	5,010
Valley National Bancorp	20,205	149,113
Veritex Holdings, Inc.	2,463	42,536
Washington Federal, Inc.	3,039	79,044
Washington Trust Bancorp, Inc.	802	20,419
WesBanco, Inc.	2,687	64,864
West Bancorp, Inc.	759	12,751
Westamerica Bancorp	1,222	46,228
WSFS Financial Corp.	2,874	96,107
		7,893,432
Beverages - 0.6%
Celsius Holdings, Inc.*	2,605	327,006
Coca-Cola Consolidated, Inc.	220	145,583
Duckhorn Portfolio, Inc. (The)*	1,969	25,656
MGP Ingredients, Inc.	657	62,454
National Beverage Corp.*	1,108	54,757
Primo Water Corp.	7,390	95,109
Vintage Wine Estates, Inc.*	1,522	1,720
Vita Coco Co., Inc. (The)*	1,307	34,871
		747,156
Biotechnology - 6.9%
2seventy bio, Inc.*	1,754	20,890
4D Molecular Therapeutics, Inc.*	1,407	25,833
Aadi Bioscience, Inc.*(b)	680	5,440
Absci Corp.*	2,472	4,697
ACADIA Pharmaceuticals, Inc.*	5,638	132,493
Acrivon Therapeutics, Inc.*	406	4,783
Adicet Bio, Inc.*(b)	1,423	7,798
ADMA Biologics, Inc.*	9,820	39,967
Aerovate Therapeutics, Inc.*(b)	430	6,987
Affimed NV*	6,671	5,868
Agenus, Inc.*	14,288	22,289
Agios Pharmaceuticals, Inc.*	2,559	64,692
Akero Therapeutics, Inc.*	1,635	72,888
Alector, Inc.*	2,917	21,702
Alkermes plc*	7,647	221,228
Allogene Therapeutics, Inc.*	3,738	19,624
Allovir, Inc.*	1,458	5,497
Alpine Immune Sciences, Inc.*	1,110	11,056
ALX Oncology Holdings, Inc.*	1,008	6,723
Amicus Therapeutics, Inc.*	12,932	145,614
AnaptysBio, Inc.*	951	18,164
Anavex Life Sciences Corp.*(b)	3,243	29,965
Anika Therapeutics, Inc.*	683	18,502
Apellis Pharmaceuticals, Inc.*	4,398	377,568
Arbutus Biopharma Corp.*	5,331	13,274
Arcellx, Inc.*	1,387	61,236
Arcturus Therapeutics Holdings, Inc.*	1,084	29,637
Arcus Biosciences, Inc.*	2,408	49,460
Arcutis Biotherapeutics, Inc.*	1,947	14,622
Arrowhead Pharmaceuticals, Inc.*	4,828	166,131
Atara Biotherapeutics, Inc.*	4,424	6,769
Aura Biosciences, Inc.*	1,110	12,565
Aurinia Pharmaceuticals, Inc.*	6,291	56,367
Avid Bioservices, Inc.*	2,864	44,249
Avidity Biosciences, Inc.*	3,062	32,518
Beam Therapeutics, Inc.*(b)	2,980	95,062
BioCryst Pharmaceuticals, Inc.*	8,699	71,941
Biohaven Ltd.*	2,966	51,935
Bioxcel Therapeutics, Inc.*	897	16,092
Bluebird Bio, Inc.*	4,835	16,197
Blueprint Medicines Corp.*	2,803	158,426
Bridgebio Pharma, Inc.*	4,966	68,134
C4 Therapeutics, Inc.*	1,975	6,695
CareDx, Inc.*	2,388	19,056
Caribou Biosciences, Inc.*	2,632	11,607
Catalyst Pharmaceuticals, Inc.*	4,550	52,553
Celldex Therapeutics, Inc.*	2,148	68,306
Celularity, Inc., Class A*	2,980	2,266
Century Therapeutics, Inc.*(b)	947	3,011
Cerevel Therapeutics Holdings, Inc.*	2,687	87,596
Chimerix, Inc.*	3,951	5,452
Chinook Therapeutics, Inc.*	2,377	57,500
Cogent Biosciences, Inc.*	3,001	35,232
Coherus Biosciences, Inc.*	3,455	14,131
Crinetics Pharmaceuticals, Inc.*	2,467	53,855
CTI BioPharma Corp.*	4,697	42,508
Cullinan Oncology, Inc.*	1,228	12,624
Cytokinetics, Inc.*	3,849	145,069
Day One Biopharmaceuticals, Inc.*	1,298	17,263
Deciphera Pharmaceuticals, Inc.*	2,423	32,711
Denali Therapeutics, Inc.*	5,104	154,243
Design Therapeutics, Inc.*	1,590	8,952
Dynavax Technologies Corp.*	5,605	64,065
Dyne Therapeutics, Inc.*	1,485	19,350
Eagle Pharmaceuticals, Inc.*	480	9,960
Editas Medicine, Inc., Class A*	3,240	29,743
Eiger BioPharmaceuticals, Inc.*	1,958	2,193
Emergent BioSolutions, Inc.*	2,361	20,139
Enanta Pharmaceuticals, Inc.*	935	21,954
Enochian Biosciences, Inc.*	929	835
EQRx, Inc.*(b)	9,430	16,597
Erasca, Inc.*	3,391	9,190
Fate Therapeutics, Inc.*	3,898	19,685
FibroGen, Inc.*	4,101	70,742
Foghorn Therapeutics, Inc.*	943	5,931
Generation Bio Co.*	2,257	7,899
Geron Corp.*	20,074	65,642
Gossamer Bio, Inc.*	2,956	3,961
GreenLight Biosciences Holdings PBC*	4,195	1,227
Halozyme Therapeutics, Inc.*	6,246	202,558
Heron Therapeutics, Inc.*	4,829	5,505
HilleVax, Inc.*	818	13,922
Humacyte, Inc.*	2,760	9,467
Icosavax, Inc.*	1,044	10,482
Ideaya Biosciences, Inc.*	2,077	47,439
IGM Biosciences, Inc.*	495	5,965
ImmunityBio, Inc.*	3,841	10,563
ImmunoGen, Inc.*	10,070	137,355
Immunovant, Inc.*	2,084	43,785
Inhibrx, Inc.*	1,528	36,152
Inovio Pharmaceuticals, Inc.*	11,595	6,941
Insmed, Inc.*	6,339	120,631
Instil Bio, Inc.*	3,266	1,959
Intellia Therapeutics, Inc.*	3,888	144,867
Intercept Pharmaceuticals, Inc.*	1,147	12,089

See accompanying notes to the financial statements.

Ultra Russell2000

Schedule of Portfolio Investments

May 31, 2023

Investments	Shares	Value ($)
Invivyd, Inc.*	2,410	4,338
Iovance Biotherapeutics, Inc.*	7,071	61,801
Ironwood Pharmaceuticals, Inc., Class A*	6,411	69,752
iTeos Therapeutics, Inc.*	1,104	17,973
IVERIC bio, Inc.*	6,404	241,751
Janux Therapeutics, Inc.*	805	9,354
KalVista Pharmaceuticals, Inc.*	1,148	11,193
Karuna Therapeutics, Inc.*	1,522	344,809
Karyopharm Therapeutics, Inc.*	3,653	8,256
Keros Therapeutics, Inc.*	902	43,170
Kezar Life Sciences, Inc.*	2,470	6,867
Kiniksa Pharmaceuticals Ltd., Class A*	1,460	20,236
Kinnate Biopharma, Inc.*	1,372	5,900
Kodiak Sciences, Inc.*	1,566	9,286
Kronos Bio, Inc.*	1,912	3,193
Krystal Biotech, Inc.*	1,000	117,850
Kura Oncology, Inc.*	3,048	40,599
Kymera Therapeutics, Inc.*	1,774	52,227
Lexicon Pharmaceuticals, Inc.*	3,908	12,896
Lyell Immunopharma, Inc.*	8,117	25,893
MacroGenics, Inc.*	2,827	13,202
Madrigal Pharmaceuticals, Inc.*	597	166,211
MannKind Corp.*	11,940	55,402
MeiraGTx Holdings plc*	1,537	10,575
Mersana Therapeutics, Inc.*	4,341	32,644
MiMedx Group, Inc.*	5,294	31,023
Mineralys Therapeutics, Inc.*	567	8,244
Mirum Pharmaceuticals, Inc.*(b)	862	22,610
Monte Rosa Therapeutics, Inc.*(b)	1,396	10,302
Morphic Holding, Inc.*	1,207	69,402
Myriad Genetics, Inc.*	3,729	82,262
Nkarta, Inc.*	1,538	7,106
Nurix Therapeutics, Inc.*	2,175	22,011
Nuvalent, Inc., Class A*	944	39,742
Ocugen, Inc.*	10,191	4,688
Organogenesis Holdings, Inc., Class A*	3,331	12,092
Outlook Therapeutics, Inc.*	7,255	10,882
Pardes Biosciences, Inc., Class A*	1,613	3,081
PepGen, Inc.*	704	10,546
PMV Pharmaceuticals, Inc.*	1,728	9,245
Point Biopharma Global, Inc.*	4,072	37,747
Praxis Precision Medicines, Inc.*	2,239	1,925
Precigen, Inc.*(b)	5,724	6,812
Prime Medicine, Inc.*	493	6,764
Prometheus Biosciences, Inc.*	1,632	324,278
Protagonist Therapeutics, Inc.*	2,182	56,885
Prothena Corp. plc*	1,836	121,965
PTC Therapeutics, Inc.*	3,294	138,249
Rallybio Corp.*	884	6,329
RAPT Therapeutics, Inc.*	1,398	28,002
Recursion Pharmaceuticals, Inc., Class A*	6,409	56,207
REGENXBIO, Inc.*	1,883	32,444
Relay Therapeutics, Inc.*	3,992	44,471
Replimune Group, Inc.*	2,189	41,569
REVOLUTION Medicines, Inc.*	4,079	101,689
Rigel Pharmaceuticals, Inc.*	8,095	11,333
Rocket Pharmaceuticals, Inc.*	2,618	54,795
Sage Therapeutics, Inc.*	2,443	120,929
Sana Biotechnology, Inc.*	4,176	25,140
Sangamo Therapeutics, Inc.*	6,278	7,031
Seres Therapeutics, Inc.*	3,305	16,360
SpringWorks Therapeutics, Inc.*	1,688	46,217
Stoke Therapeutics, Inc.*	1,053	11,794
Sutro Biopharma, Inc.*	2,529	11,355
Syndax Pharmaceuticals, Inc.*	2,821	56,335
Talaris Therapeutics, Inc.*	1,084	2,873
Tango Therapeutics, Inc.*	2,189	5,910
Tenaya Therapeutics, Inc.*	2,033	14,638
TG Therapeutics, Inc.*	6,246	166,331
Travere Therapeutics, Inc.*	2,885	51,613
Twist Bioscience Corp.*	2,660	40,299
Tyra Biosciences, Inc.*(b)	622	9,000
Vanda Pharmaceuticals, Inc.*	2,603	15,488
Vaxart, Inc.*	6,032	7,359
Vaxcyte, Inc.*	3,837	190,008
VBI Vaccines, Inc.*	302	897
Vera Therapeutics, Inc., Class A*	1,018	8,500
Veracyte, Inc.*	3,360	86,957
Vericel Corp.*	2,214	71,114
Verve Therapeutics, Inc.*	2,192	33,932
Vir Biotechnology, Inc.*	3,401	90,705
Viridian Therapeutics, Inc.*	1,793	42,727
VistaGen Therapeutics, Inc.*	9,709	1,380
Xencor, Inc.*	2,693	72,980
Y-mAbs Therapeutics, Inc.*	1,723	14,008
Zentalis Pharmaceuticals, Inc.*	2,201	57,314
		8,343,578
Broadline Retail - 0.1%
1stdibs.com, Inc.*	1,113	4,218
Big Lots, Inc.	1,330	6,677
ContextLogic, Inc., Class A*(b)	905	6,344
Dillard's, Inc., Class A	187	51,483
Groupon, Inc., Class A*	1,025	5,535
Qurate Retail, Inc., Series A*	16,423	13,633
		87,890
Building Products - 1.3%
AAON, Inc.	2,057	178,157
American Woodmark Corp.*	775	46,113
Apogee Enterprises, Inc.	1,043	38,497
AZZ, Inc.	1,152	40,216
Caesarstone Ltd.	1,062	4,928
CSW Industrials, Inc.	685	97,078
Gibraltar Industries, Inc.*	1,458	76,253
Griffon Corp.	2,045	64,458
Insteel Industries, Inc.	878	26,279
Janus International Group, Inc.*	3,831	33,828
JELD-WEN Holding, Inc.*	3,912	51,208
Masonite International Corp.*	1,044	91,945
PGT Innovations, Inc.*	2,709	67,373
Quanex Building Products Corp.	1,552	32,608
Resideo Technologies, Inc.*	6,783	108,731
Simpson Manufacturing Co., Inc.	2,007	237,207
UFP Industries, Inc.	2,805	219,071
View, Inc.*	6,352	990
Zurn Elkay Water Solutions Corp.	5,825	131,121
		1,546,061
Capital Markets - 1.4%
Artisan Partners Asset Management, Inc., Class A	2,818	90,176
AssetMark Financial Holdings, Inc.*	1,010	28,361
Associated Capital Group, Inc., Class A	80	2,957

See accompanying notes to the financial statements.

Ultra Russell2000

Schedule of Portfolio Investments

May 31, 2023

Investments	Shares	Value ($)
Avantax, Inc.*	2,234	47,272
B Riley Financial, Inc.	974	35,239
Bakkt Holdings, Inc.*	2,743	3,895
BGC Partners, Inc., Class A	14,788	60,187
BlackRock Capital Investment Corp.	2	6
Brightsphere Investment Group, Inc.	1,515	32,557
Cohen & Steers, Inc.	1,191	64,802
Diamond Hill Investment Group, Inc.	135	21,434
Donnelley Financial Solutions, Inc.*	1,188	52,688
Federated Hermes, Inc., Class B	4,003	137,823
Focus Financial Partners, Inc., Class A*	2,721	141,737
GCM Grosvenor, Inc., Class A	1,927	13,296
Hamilton Lane, Inc., Class A	1,686	114,496
Hercules Capital, Inc.	6	87
Houlihan Lokey, Inc., Class A	2,383	208,060
MarketWise, Inc.	802	1,813
Moelis & Co., Class A	2,990	113,231
Open Lending Corp., Class A*	4,948	50,173
Oppenheimer Holdings, Inc., Class A	370	14,508
Perella Weinberg Partners, Class A	1,733	13,569
Piper Sandler Cos.	814	103,679
PJT Partners, Inc., Class A	1,108	74,679
Prospect Capital Corp.	3	19
Sculptor Capital Management, Inc., Class A	1,165	10,077
Silvercrest Asset Management Group, Inc., Class A	454	8,885
StepStone Group, Inc., Class A	2,581	55,517
StoneX Group, Inc.*	826	66,320
Value Line, Inc.	44	2,020
Victory Capital Holdings, Inc., Class A	758	23,475
Virtus Investment Partners, Inc.	326	62,194
WisdomTree, Inc.	6,389	43,445
		1,698,677
Chemicals - 1.7%
AdvanSix, Inc.	1,252	41,191
Alto Ingredients, Inc.*	3,390	6,814
American Vanguard Corp.	1,315	22,434
Amyris, Inc.*	9,544	8,051
Aspen Aerogels, Inc.*	2,357	15,485
Avient Corp.	4,269	155,818
Balchem Corp.	1,494	184,703
Cabot Corp.	2,608	178,596
Chase Corp.	355	41,748
Danimer Scientific, Inc., Class A*	4,253	12,291
Diversey Holdings Ltd.*(b)	3,665	30,529
Ecovyst, Inc.*	3,964	39,799
FutureFuel Corp.	1,212	10,290
Hawkins, Inc.	909	42,668
HB Fuller Co.	2,519	158,546
Ingevity Corp.*	1,760	83,054
Innospec, Inc.	1,161	107,230
Intrepid Potash, Inc.*	522	9,177
Koppers Holdings, Inc.	952	27,570
Kronos Worldwide, Inc.	1,039	8,572
Livent Corp.*	7,602	175,226
LSB Industries, Inc.*	3,466	32,234
Mativ Holdings, Inc.	2,552	38,433
Minerals Technologies, Inc.	1,521	84,583
Origin Materials, Inc.*(b)	4,929	20,850
Orion Engineered Carbons SA	2,836	65,767
Perimeter Solutions SA*	5,505	29,837
PureCycle Technologies, Inc.*(b)	4,985	34,347
Quaker Chemical Corp.	636	120,719
Rayonier Advanced Materials, Inc.*	2,897	9,850
Sensient Technologies Corp.	1,968	141,755
Stepan Co.	1,002	92,134
Trinseo plc	1,641	20,381
Tronox Holdings plc	5,487	58,382
Valhi, Inc.	113	1,405
		2,110,469
Commercial Services & Supplies - 1.3%
ABM Industries, Inc.	3,110	137,338
ACCO Brands Corp.	4,316	20,889
ACV Auctions, Inc., Class A*	5,526	94,163
Aris Water Solutions, Inc., Class A	1,032	9,484
Brady Corp., Class A	2,118	100,986
BrightView Holdings, Inc.*	1,925	12,705
Brink's Co. (The)	2,126	141,443
Casella Waste Systems, Inc., Class A*	2,342	211,155
Cimpress plc*	828	39,562
CompX International, Inc.	75	1,395
CoreCivic, Inc., REIT*	5,354	46,151
Deluxe Corp.	2,030	30,897
Ennis, Inc.	1,191	23,070
GEO Group, Inc. (The)*	5,553	41,425
Harsco Corp.*	3,684	31,167
Healthcare Services Group, Inc.	3,476	46,961
Heritage-Crystal Clean, Inc.*	735	24,373
HNI Corp.	2,138	54,519
Interface, Inc., Class A	2,694	18,669
Li-Cycle Holdings Corp.*	6,410	30,255
Liquidity Services, Inc.*	1,145	17,324
Matthews International Corp., Class A	1,401	53,939
MillerKnoll, Inc.	3,565	48,306
Montrose Environmental Group, Inc.*	1,288	45,196
NL Industries, Inc.	392	2,191
OPENLANE, Inc.*	5,067	76,106
Pitney Bowes, Inc.	8,122	26,965
Quad/Graphics, Inc.*	1,523	4,980
SP Plus Corp.*	944	34,371
Steelcase, Inc., Class A	4,082	26,492
UniFirst Corp.	702	120,119
Viad Corp.*	952	22,105
VSE Corp.	496	23,327
		1,618,028
Communications Equipment - 0.7%
ADTRAN Holdings, Inc.	3,598	32,058
Aviat Networks, Inc.*	525	16,075
Calix, Inc.*	2,697	125,707
Cambium Networks Corp.*	539	8,452
Casa Systems, Inc.*	1,661	1,744
Clearfield, Inc.*	599	23,427
CommScope Holding Co., Inc.*	9,620	40,019
Comtech Telecommunications Corp.	1,214	13,937
Digi International, Inc.*	1,633	58,706

See accompanying notes to the financial statements.

Ultra Russell2000

Schedule of Portfolio Investments

May 31, 2023

Investments	Shares	Value ($)
DZS, Inc.*	946	5,667
Extreme Networks, Inc.*	5,919	121,931
Harmonic, Inc.*	4,317	76,022
Infinera Corp.*	9,065	44,419
Inseego Corp.*	4,044	4,327
NETGEAR, Inc.*	1,328	18,632
NetScout Systems, Inc.*	3,181	97,084
Ondas Holdings, Inc.*	1,696	1,471
Ribbon Communications, Inc.*	3,393	9,433
Viavi Solutions, Inc.*	10,531	103,625
		802,736
Construction & Engineering - 1.5%
Ameresco, Inc., Class A*	1,491	64,232
API Group Corp.*	9,704	219,310
Arcosa, Inc.	2,272	149,180
Argan, Inc.	600	24,270
Comfort Systems USA, Inc.	1,662	245,943
Concrete Pumping Holdings, Inc.*	1,204	8,356
Construction Partners, Inc., Class A*	1,870	51,743
Dycom Industries, Inc.*	1,354	137,336
EMCOR Group, Inc.	2,215	365,121
Fluor Corp.*	6,676	177,315
Granite Construction, Inc.	2,076	75,130
Great Lakes Dredge & Dock Corp.*	3,067	19,445
IES Holdings, Inc.*	401	19,015
MYR Group, Inc.*	768	97,920
Northwest Pipe Co.*	459	12,191
Primoris Services Corp.	2,488	66,678
Sterling Infrastructure, Inc.*	1,374	63,300
Tutor Perini Corp.*	1,973	10,654
		1,807,139
Construction Materials - 0.2%
Summit Materials, Inc., Class A*	5,576	176,369
United States Lime & Minerals, Inc.	96	17,416
		193,785
Consumer Finance - 0.6%
Atlanticus Holdings Corp.*	197	6,887
Bread Financial Holdings, Inc.	2,349	66,195
Consumer Portfolio Services, Inc.*	434	5,039
Curo Group Holdings Corp.	1,033	1,116
Encore Capital Group, Inc.*	1,086	46,774
Enova International, Inc.*	1,442	67,082
EZCORP, Inc., Class A*	2,300	19,182
FirstCash Holdings, Inc.	1,766	174,022
Green Dot Corp., Class A*	2,206	40,215
LendingClub Corp.*	4,950	40,590
LendingTree, Inc.*	492	8,999
Moneylion, Inc.*	228	2,540
Navient Corp.	4,788	72,538
Nelnet, Inc., Class A	683	63,177
NerdWallet, Inc., Class A*	1,219	11,459
Oportun Financial Corp.*	1,321	7,569
OppFi, Inc.*(b)	454	926
PRA Group, Inc.*	1,807	33,791
PROG Holdings, Inc.*	2,345	76,517
Regional Management Corp.	356	9,309
Sunlight Financial Holdings, Inc.*	1,106	436
World Acceptance Corp.*	183	20,348
		774,711
Consumer Staples Distribution & Retail - 0.5%
Andersons, Inc. (The)	1,503	58,632
Chefs' Warehouse, Inc. (The)*	1,599	49,745
HF Foods Group, Inc.*	1,780	6,408
Ingles Markets, Inc., Class A	668	53,620
Natural Grocers by Vitamin Cottage, Inc.	434	4,796
PriceSmart, Inc.	1,205	87,339
Rite Aid Corp.*	2,603	4,659
SpartanNash Co.	1,637	37,487
Sprouts Farmers Market, Inc.*	4,969	171,729
United Natural Foods, Inc.*	2,800	74,788
Village Super Market, Inc., Class A	397	8,240
Weis Markets, Inc.	769	45,786
		603,229
Containers & Packaging - 0.3%
Eightco Holdings, Inc.*	64	114
Greif, Inc., Class A	1,166	70,077
Greif, Inc., Class B	249	17,418
Myers Industries, Inc.	1,702	31,827
O-I Glass, Inc.*	7,216	149,515
Pactiv Evergreen, Inc.	2,027	14,229
Ranpak Holdings Corp., Class A*	2,040	6,324
TriMas Corp.	1,964	49,709
		339,213
Distributors - 0.0%(d)
Funko, Inc., Class A*	1,493	18,214
Weyco Group, Inc.	276	7,491
		25,705
Diversified Consumer Services - 0.9%
2U, Inc.*	3,598	14,392
Adtalem Global Education, Inc.*	2,105	87,357
American Public Education, Inc.*	880	4,409
Beachbody Co., Inc. (The)*	4,911	2,386
Carriage Services, Inc., Class A	624	16,324
Chegg, Inc.*	5,835	52,398
Coursera, Inc.*	5,352	67,756
Duolingo, Inc., Class A*	1,128	168,715
European Wax Center, Inc., Class A*	1,142	19,791
Frontdoor, Inc.*	3,883	119,713
Graham Holdings Co., Class B	172	97,137
Laureate Education, Inc.	6,306	76,303
Nerdy, Inc.*	2,620	6,786
OneSpaWorld Holdings Ltd.*	3,112	32,458
Perdoceo Education Corp.*	3,154	37,186
Rover Group, Inc., Class A*	4,396	20,441
Strategic Education, Inc.	1,065	84,039
Stride, Inc.*	1,971	79,648
Udemy, Inc.*	3,425	34,250
Universal Technical Institute, Inc.*	1,553	9,986
WW International, Inc.*	2,543	16,682
		1,048,157
Diversified REITs - 0.5%
Alexander & Baldwin, Inc., REIT	3,398	62,251
American Assets Trust, Inc., REIT	2,317	44,139
Armada Hoffler Properties, Inc., REIT	3,147	34,743
Broadstone Net Lease, Inc., REIT	8,117	127,274
CTO Realty Growth, Inc., REIT	1,053	16,785
Empire State Realty Trust, Inc., Class A, REIT	6,240	38,501
Essential Properties Realty Trust, Inc., REIT	6,594	157,794
Gladstone Commercial Corp., REIT	1,838	21,486

See accompanying notes to the financial statements.

Ultra Russell2000

Schedule of Portfolio Investments

May 31, 2023

Investments	Shares	Value ($)
Global Net Lease, Inc., REIT	4,888	47,023
One Liberty Properties, Inc., REIT	765	15,308
		565,304
Diversified Telecommunication Services - 0.6%
Anterix, Inc.*	863	28,177
ATN International, Inc.	514	19,291
Bandwidth, Inc., Class A*	1,087	12,935
Charge Enterprises, Inc.*	6,104	5,574
Cogent Communications Holdings, Inc.	2,018	124,147
Consolidated Communications Holdings, Inc.*	3,485	12,720
EchoStar Corp., Class A*	1,576	24,854
Globalstar, Inc.*	32,086	36,578
IDT Corp., Class B*	728	22,124
Iridium Communications, Inc.	5,863	352,015
Liberty Latin America Ltd., Class A*	1,794	13,132
Liberty Latin America Ltd., Class C*	6,847	49,983
Ooma, Inc.*	1,098	14,625
Radius Global Infrastructure, Inc., Class A*	3,599	53,265
		769,420
Electric Utilities - 0.7%
ALLETE, Inc.	2,689	160,184
MGE Energy, Inc.	1,708	122,566
Otter Tail Corp.	1,929	143,151
PNM Resources, Inc.	4,007	184,001
Portland General Electric Co.	4,197	204,520
Via Renewables, Inc., Class A	115	1,210
		815,632
Electrical Equipment - 1.3%
Allied Motion Technologies, Inc.	627	21,274
Array Technologies, Inc.*	7,072	156,786
Atkore, Inc.*	1,848	215,791
Babcock & Wilcox Enterprises, Inc.*	2,851	13,685
Blink Charging Co.*(b)	1,977	13,305
Bloom Energy Corp., Class A*	8,437	115,756
Encore Wire Corp.	831	136,010
Energy Vault Holdings, Inc.*(b)	3,847	8,079
EnerSys	1,914	186,175
Enovix Corp.*(b)	5,103	67,717
ESS Tech, Inc.*	3,786	4,354
Fluence Energy, Inc., Class A*(b)	1,721	42,681
FTC Solar, Inc.*(b)	2,014	5,558
FuelCell Energy, Inc.*	19,167	40,634
GrafTech International Ltd.	9,090	38,996
Heliogen, Inc.*	4,264	1,045
NEXTracker, Inc., Class A*	1,446	55,309
NuScale Power Corp.*	1,470	11,025
Powell Industries, Inc.	428	24,610
Preformed Line Products Co.	117	17,984
Shoals Technologies Group, Inc., Class A*	7,633	179,299
Stem, Inc.*(b)	6,759	37,310
SunPower Corp.*(b)	3,838	40,683
Thermon Group Holdings, Inc.*	1,552	35,603
TPI Composites, Inc.*	1,715	18,282
Vicor Corp.*	1,032	57,121
		1,545,072
Electronic Equipment, Instruments & Components - 2.4%
908 Devices, Inc.*(b)	1,035	9,015
Advanced Energy Industries, Inc.	1,762	172,940
Aeva Technologies, Inc.*	4,546	5,455
AEye, Inc.*	4,793	976
Akoustis Technologies, Inc.*(b)	3,118	9,853
Arlo Technologies, Inc.*	4,073	39,386
Badger Meter, Inc.	1,373	189,296
Belden, Inc.	1,992	174,280
Benchmark Electronics, Inc.	1,639	38,697
Cepton, Inc.*	2,217	997
CTS Corp.	1,487	67,911
ePlus, Inc.*	1,243	61,392
Evolv Technologies Holdings, Inc.*	3,945	23,512
Fabrinet*	1,732	196,097
FARO Technologies, Inc.*	883	13,324
Focus Universal, Inc.*	1,248	2,084
Identiv, Inc.*	1,036	7,532
Insight Enterprises, Inc.*	1,473	199,179
Itron, Inc.*	2,116	143,317
Kimball Electronics, Inc.*	1,125	27,900
Knowles Corp.*	4,202	75,552
Lightwave Logic, Inc.*(b)	5,299	39,266
Methode Electronics, Inc.	1,662	71,549
MicroVision, Inc.*(b)	7,767	36,427
Mirion Technologies, Inc., Class A*	6,425	50,822
Napco Security Technologies, Inc.	1,478	54,967
nLight, Inc.*	2,083	30,120
Novanta, Inc.*	1,666	275,890
OSI Systems, Inc.*	751	89,377
Ouster, Inc.*	1,313	8,942
PAR Technology Corp.*	1,243	42,970
PC Connection, Inc.	528	23,744
Plexus Corp.*	1,288	116,796
Rogers Corp.*	881	138,731
Sanmina Corp.*	2,674	141,829
ScanSource, Inc.*	1,184	34,052
SmartRent, Inc., Class A*	5,689	20,480
TTM Technologies, Inc.*	4,753	65,116
Vishay Intertechnology, Inc.	6,091	157,026
Vishay Precision Group, Inc.*	583	20,358
		2,877,157
Energy Equipment & Services - 1.6%
Archrock, Inc.	6,348	57,132
Borr Drilling Ltd.*	9,451	64,739
Bristow Group, Inc., Class A*	1,096	26,797
Cactus, Inc., Class A	2,932	92,592
ChampionX Corp.	9,393	237,267
Diamond Offshore Drilling, Inc.*	4,746	51,969
DMC Global, Inc.*	882	14,306
Dril-Quip, Inc.*	1,571	35,112
Expro Group Holdings NV*	4,072	67,554
Helix Energy Solutions Group, Inc.*	6,707	42,120
Helmerich & Payne, Inc.	4,822	148,903
Liberty Energy, Inc., Class A	6,311	74,091
Nabors Industries Ltd.*	425	35,572
Newpark Resources, Inc.*	4,047	14,003
NexTier Oilfield Solutions, Inc.*	8,238	62,114
Noble Corp. plc*	3,955	149,262
Oceaneering International, Inc.*	4,690	71,804
Oil States International, Inc.*	2,952	18,775
Patterson-UTI Energy, Inc.	10,061	97,994

See accompanying notes to the financial statements.

Ultra Russell2000

Schedule of Portfolio Investments

May 31, 2023

Investments	Shares	Value ($)
ProFrac Holding Corp., Class A*	1,098	12,320
ProPetro Holding Corp.*	4,098	27,334
RPC, Inc.	3,487	23,188
Select Water Solutions, Inc., Class A	3,349	24,314
Solaris Oilfield Infrastructure, Inc., Class A	1,482	10,863
TETRA Technologies, Inc.*	5,840	15,184
Tidewater, Inc.*	2,184	97,865
US Silica Holdings, Inc.*	3,475	39,372
Valaris Ltd.*	2,857	164,935
Weatherford International plc*	3,315	187,099
		1,964,580
Entertainment - 0.3%
Cinemark Holdings, Inc.*	5,111	81,827
IMAX Corp.*	2,207	38,270
Liberty Media Corp.-Liberty Braves, Class A*	470	17,564
Liberty Media Corp.-Liberty Braves, Class C*	1,766	64,777
Lions Gate Entertainment Corp., Class A*	2,734	28,160
Lions Gate Entertainment Corp., Class B*	5,415	52,471
Madison Square Garden Entertainment Corp.*	1,223	42,915
Marcus Corp. (The)	1,115	17,037
Playstudios, Inc.*	3,718	16,843
Reservoir Media, Inc.*	960	6,250
Skillz, Inc., Class A*	14,740	6,898
Sphere Entertainment Co.*	1,223	29,193
Vivid Seats, Inc., Class A*	1,204	8,801
		411,006
Financial Services - 1.7%
Alerus Financial Corp.	710	11,836
A-Mark Precious Metals, Inc.	861	29,162
AvidXchange Holdings, Inc.*	6,875	66,619
Banco Latinoamericano de Comercio Exterior SA, Class E	1,290	25,142
Cannae Holdings, Inc.*	3,256	63,980
Cantaloupe, Inc.*	2,683	16,500
Cass Information Systems, Inc.	631	24,369
Compass Diversified Holdings	2,904	56,976
Enact Holdings, Inc.	1,409	34,295
Essent Group Ltd.	4,943	218,332
EVERTEC, Inc.	2,865	98,785
Federal Agricultural Mortgage Corp., Class C	427	57,137
Finance of America Cos., Inc., Class A*	1,843	2,617
Flywire Corp.*	2,673	80,297
Home Point Capital, Inc.*	376	869
I3 Verticals, Inc., Class A*	1,082	24,724
International Money Express, Inc.*	1,469	34,228
Jackson Financial, Inc., Class A	3,509	97,199
Marqeta, Inc., Class A*	20,363	97,539
Merchants Bancorp	738	16,871
Mr Cooper Group, Inc.*	3,251	150,391
NMI Holdings, Inc., Class A*	3,850	96,828
Payoneer Global, Inc.*	10,345	42,932
Paysafe Ltd.*	1,323	12,777
PennyMac Financial Services, Inc.	1,255	76,605
Priority Technology Holdings, Inc.*	833	2,982
Radian Group, Inc.	7,385	188,613
Remitly Global, Inc.*	4,699	86,180
Repay Holdings Corp., Class A*	4,109	26,010
StoneCo Ltd., Class A*	12,998	162,865
SWK Holdings Corp.*	167	2,831
Velocity Financial, Inc.*	405	3,633
Walker & Dunlop, Inc.	1,439	105,320
Waterstone Financial, Inc.	887	11,992
		2,027,436
Food Products - 1.1%
Alico, Inc.	329	7,616
AppHarvest, Inc.*	4,850	2,231
B&G Foods, Inc.	3,318	42,504
Benson Hill, Inc.*	8,032	9,558
Beyond Meat, Inc.*	2,879	29,222
BRC, Inc., Class A*(b)	1,268	6,834
Calavo Growers, Inc.	809	26,155
Cal-Maine Foods, Inc.	1,778	84,544
Fresh Del Monte Produce, Inc.	1,432	37,748
Hain Celestial Group, Inc. (The)*	4,201	51,294
Hostess Brands, Inc., Class A*	6,262	155,799
J & J Snack Foods Corp.	712	109,612
John B Sanfilippo & Son, Inc.	420	48,817
Lancaster Colony Corp.	912	179,281
Lifecore Biomedical, Inc.*	1,231	10,082
Local Bounti Corp.*	3,037	1,336
Mission Produce, Inc.*	1,880	22,936
Seneca Foods Corp., Class A*	239	11,051
Simply Good Foods Co. (The)*	4,165	150,731
Sovos Brands, Inc.*	1,797	34,125
SunOpta, Inc.*	4,580	30,823
Tattooed Chef, Inc.*	2,332	1,274
Tootsie Roll Industries, Inc.	753	29,420
TreeHouse Foods, Inc.*	2,385	112,930
Utz Brands, Inc.	3,082	50,699
Vital Farms, Inc.*	1,401	20,300
Whole Earth Brands, Inc.*	1,910	5,520
		1,272,442
Gas Utilities - 0.9%
Brookfield Infrastructure Corp., Class A	4,593	211,737
Chesapeake Utilities Corp.	816	104,203
New Jersey Resources Corp.	4,515	218,752
Northwest Natural Holding Co.	1,626	69,430
ONE Gas, Inc.	2,521	204,050
Southwest Gas Holdings, Inc.	3,142	183,901
Spire, Inc.	2,391	154,387
		1,146,460
Ground Transportation - 0.6%
ArcBest Corp.	1,135	95,090
Bird Global, Inc., Class A*	330	670
Covenant Logistics Group, Inc., Class A	436	16,642
Daseke, Inc.*	1,891	11,346
Heartland Express, Inc.	2,191	34,180
Marten Transport Ltd.	2,735	57,845
PAM Transportation Services, Inc.*	309	8,084
Saia, Inc.*	1,246	354,063
TuSimple Holdings, Inc., Class A*	6,640	13,413
Universal Logistics Holdings, Inc.	336	8,921
Werner Enterprises, Inc.	2,971	130,486
		730,740

See accompanying notes to the financial statements.

Ultra Russell2000

Schedule of Portfolio Investments

May 31, 2023

Investments	Shares	Value ($)
Health Care Equipment & Supplies - 3.7%
Alphatec Holdings, Inc.*	3,400	51,544
AngioDynamics, Inc.*	1,746	16,517
Artivion, Inc.*	1,826	27,353
AtriCure, Inc.*	2,138	96,146
Atrion Corp.	63	32,783
Avanos Medical, Inc.*	2,171	53,190
Axogen, Inc.*	1,901	16,159
Axonics, Inc.*	2,299	111,249
Bioventus, Inc., Class A*	1,501	4,060
Butterfly Network, Inc.*	6,236	15,216
Cerus Corp.*	8,095	17,323
CONMED Corp.	1,366	165,696
Cue Health, Inc.*	5,108	3,890
Cutera, Inc.*(b)	779	13,095
Embecta Corp.	2,702	74,764
Figs, Inc., Class A*	5,982	49,292
Glaukos Corp.*	2,145	122,308
Haemonetics Corp.*	2,351	198,895
Heska Corp.*	453	54,238
Inari Medical, Inc.*	2,263	136,685
Inogen, Inc.*	1,078	11,351
Inspire Medical Systems, Inc.*	1,342	392,522
Integer Holdings Corp.*	1,545	126,474
iRadimed Corp.	333	15,661
iRhythm Technologies, Inc.*	1,414	161,578
Lantheus Holdings, Inc.*	3,203	277,348
LeMaitre Vascular, Inc.	914	57,436
LivaNova plc*	2,517	111,453
Merit Medical Systems, Inc.*	2,621	215,970
Mesa Laboratories, Inc.	239	30,948
Nano-X Imaging Ltd.*	2,145	38,160
Neogen Corp.*	10,174	177,943
Nevro Corp.*	1,638	45,143
NuVasive, Inc.*	2,456	93,721
Omnicell, Inc.*	2,081	152,787
OraSure Technologies, Inc.*	3,367	16,936
Orthofix Medical, Inc.*	1,607	30,035
OrthoPediatrics Corp.*	711	30,715
Outset Medical, Inc.*	2,273	47,347
Owlet, Inc.*	3,325	733
Paragon 28, Inc.*	2,286	41,102
PROCEPT BioRobotics Corp.*	1,216	40,675
Pulmonx Corp.*	1,603	19,252
RxSight, Inc.*	1,113	27,124
Senseonics Holdings, Inc.*	22,180	14,204
Shockwave Medical, Inc.*	1,669	459,125
SI-BONE, Inc.*	1,593	40,112
Sight Sciences, Inc.*	1,022	9,801
Silk Road Medical, Inc.*	1,759	53,104
STAAR Surgical Co.*	2,248	130,429
Surmodics, Inc.*	639	11,713
Tactile Systems Technology, Inc.*	919	19,317
Tenon Medical, Inc.*	357	414
TransMedics Group, Inc.*	1,431	103,976
Treace Medical Concepts, Inc.*	1,725	45,885
UFP Technologies, Inc.*	320	49,482
Utah Medical Products, Inc.	162	15,145
Varex Imaging Corp.*	1,811	39,914
Vicarious Surgical, Inc., Class A*	2,595	5,449
ViewRay, Inc.*	6,945	3,827
Zimvie, Inc.*	976	9,740
Zynex, Inc.*(b)	1,011	9,483
		4,443,937
Health Care Providers & Services - 2.3%
23andMe Holding Co., Class A*	12,114	23,259
Accolade, Inc.*	3,119	37,553
AdaptHealth Corp., Class A*	3,387	35,496
Addus HomeCare Corp.*	725	65,359
Agiliti, Inc.*	1,308	21,412
AirSculpt Technologies, Inc.	581	4,904
Alignment Healthcare, Inc.*	4,613	27,078
AMN Healthcare Services, Inc.*	2,030	192,769
Apollo Medical Holdings, Inc.*	1,824	57,675
ATI Physical Therapy, Inc.*	3,511	617
Aveanna Healthcare Holdings, Inc.*(b)	2,091	2,467
Brookdale Senior Living, Inc.*	8,725	30,101
Cano Health, Inc.*(b)	7,596	10,331
CareMax, Inc.*	2,744	7,217
Castle Biosciences, Inc.*	1,152	28,143
Clover Health Investments Corp., Class A*	18,119	15,345
Community Health Systems, Inc.*	5,866	19,182
CorVel Corp.*	410	80,130
Cross Country Healthcare, Inc.*	1,675	42,712
DocGo, Inc.*	3,870	34,636
Ensign Group, Inc. (The)	2,527	223,917
Fulgent Genetics, Inc.*	980	38,975
GeneDx Holdings Corp., Class A*	421	3,166
HealthEquity, Inc.*	3,893	213,336
Hims & Hers Health, Inc.*	5,691	50,878
Innovage Holding Corp.*	897	6,037
Invitae Corp.*	11,438	12,239
Joint Corp. (The)*	658	9,330
LifeStance Health Group, Inc.*	3,389	27,756
ModivCare, Inc.*	593	26,643
National HealthCare Corp.	590	35,813
National Research Corp.	659	29,589
NeoGenomics, Inc.*	5,903	101,414
Nutex Health, Inc.*	11,873	5,168
Oncology Institute, Inc. (The)*	1,687	721
OPKO Health, Inc.*(b)	18,936	26,321
Option Care Health, Inc.*	7,838	215,937
Owens & Minor, Inc.*	3,461	70,293
P3 Health Partners, Inc.*	1,142	4,625
Patterson Cos., Inc.	4,088	107,065
Pediatrix Medical Group, Inc.*	3,836	51,019
Pennant Group, Inc. (The)*	1,211	14,532
PetIQ, Inc., Class A*	1,272	16,193
Privia Health Group, Inc.*	4,419	110,254
Progyny, Inc.*	3,544	132,014
R1 RCM, Inc.*	7,049	114,546
RadNet, Inc.*	2,341	67,749
Select Medical Holdings Corp.	4,884	133,675
Surgery Partners, Inc.*	2,412	90,402
US Physical Therapy, Inc.	602	61,494
		2,737,487
Health Care REITs - 0.5%
CareTrust REIT, Inc., REIT	4,645	90,113
Community Healthcare Trust, Inc., REIT	1,112	36,474
Diversified Healthcare Trust, REIT	11,159	15,176
Global Medical REIT, Inc., REIT	2,862	24,957
LTC Properties, Inc., REIT	1,874	60,174
National Health Investors, Inc., REIT	1,959	102,083
Physicians Realty Trust, REIT	10,691	146,039

See accompanying notes to the financial statements.

Ultra Russell2000

Schedule of Portfolio Investments

May 31, 2023

Investments	Shares	Value ($)
Sabra Health Care REIT, Inc., REIT	10,826	121,901
Universal Health Realty Income Trust, REIT	601	26,252
		623,169
Health Care Technology - 0.5%
American Well Corp., Class A*	10,760	23,780
Babylon Holdings Ltd., Class A*(b)	205	130
Computer Programs and Systems, Inc.*	656	15,652
Evolent Health, Inc., Class A*	3,844	112,014
Health Catalyst, Inc.*	2,572	28,961
HealthStream, Inc.	1,134	26,105
Multiplan Corp.*	17,723	24,635
NextGen Healthcare, Inc.*	2,577	40,124
OptimizeRx Corp.*	784	11,007
Phreesia, Inc.*	2,329	69,917
Schrodinger, Inc.*	2,532	84,695
Sharecare, Inc.*	13,982	20,833
Simulations Plus, Inc.	732	32,347
Veradigm, Inc.*	5,053	59,524
		549,724
Hotel & Resort REITs - 0.8%
Apple Hospitality REIT, Inc., REIT	10,091	146,622
Ashford Hospitality Trust, Inc., REIT*	1,616	6,706
Braemar Hotels & Resorts, Inc., REIT	3,018	12,344
Chatham Lodging Trust, REIT	2,248	21,109
DiamondRock Hospitality Co., REIT	9,838	77,228
Hersha Hospitality Trust, Class A, REIT	1,474	8,534
Pebblebrook Hotel Trust, REIT	6,092	82,607
RLJ Lodging Trust, REIT	7,522	77,326
Ryman Hospitality Properties, Inc., REIT	2,523	231,435
Service Properties Trust, REIT	7,704	63,250
Summit Hotel Properties, Inc., REIT	4,913	32,180
Sunstone Hotel Investors, Inc., REIT	9,949	98,197
Xenia Hotels & Resorts, Inc., REIT	5,364	62,491
		920,029
Hotels, Restaurants & Leisure - 2.4%
Accel Entertainment, Inc., Class A*	2,618	24,426
Bally's Corp.*	1,682	22,858
Biglari Holdings, Inc., Class B*	34	7,005
BJ's Restaurants, Inc.*	1,063	31,656
Bloomin' Brands, Inc.	4,098	97,901
Bluegreen Vacations Holding Corp., Class A	448	12,804
Bowlero Corp.*	1,385	15,872
Brinker International, Inc.*	2,037	74,513
Century Casinos, Inc.*	1,279	8,684
Cheesecake Factory, Inc. (The)	2,274	71,244
Chuy's Holdings, Inc.*	840	30,946
Cracker Barrel Old Country Store, Inc.(b)	1,039	101,843
Dave & Buster's Entertainment, Inc.*	2,013	64,718
Denny's Corp.*	2,612	28,915
Dine Brands Global, Inc.	694	41,522
El Pollo Loco Holdings, Inc.	914	8,354
Everi Holdings, Inc.*	4,047	56,253
F45 Training Holdings, Inc.*	1,745	1,780
First Watch Restaurant Group, Inc.*	708	12,496
Full House Resorts, Inc.*	1,542	10,948
Golden Entertainment, Inc.*	944	39,780
Hilton Grand Vacations, Inc.*	4,028	172,197
Inspirato, Inc.*	965	913
Inspired Entertainment, Inc.*	999	13,716
International Game Technology plc	4,607	113,010
Jack in the Box, Inc.	972	84,136
Krispy Kreme, Inc.	3,368	50,318
Kura Sushi USA, Inc., Class A*	217	17,683
Life Time Group Holdings, Inc.*	1,972	37,488
Light & Wonder, Inc.*	4,430	258,225
Lindblad Expeditions Holdings, Inc.*	1,575	14,931
Monarch Casino & Resort, Inc.	625	40,556
NEOGAMES SA*	610	16,635
Noodles & Co., Class A*	1,919	6,429
ONE Group Hospitality, Inc. (The)*	1,058	7,469
Papa John's International, Inc.	1,530	107,268
Portillo's, Inc., Class A*	1,497	30,045
RCI Hospitality Holdings, Inc.	404	29,181
Red Rock Resorts, Inc., Class A	2,379	108,459
Rush Street Interactive, Inc.*	2,850	8,550
Ruth's Hospitality Group, Inc.	1,481	31,738
Sabre Corp.*	15,296	47,418
SeaWorld Entertainment, Inc.*	1,864	103,937
Shake Shack, Inc., Class A*	1,758	116,327
Sonder Holdings, Inc.*	8,884	6,306
Sweetgreen, Inc., Class A*	4,161	39,654
Target Hospitality Corp.*	1,371	19,372
Texas Roadhouse, Inc., Class A	3,145	339,346
Vacasa, Inc., Class A*	5,426	4,163
Wingstop, Inc.	1,406	280,300
Xponential Fitness, Inc., Class A*	957	25,351
		2,895,639
Household Durables - 1.7%
Aterian, Inc.*	3,095	1,808
Beazer Homes USA, Inc.*	1,393	28,236
Cavco Industries, Inc.*	408	101,584
Century Communities, Inc.	1,324	84,246
Dream Finders Homes, Inc., Class A*(b)	982	18,206
Ethan Allen Interiors, Inc.	1,061	26,557
GoPro, Inc., Class A*	6,063	25,465
Green Brick Partners, Inc.*	1,273	60,938
Helen of Troy Ltd.*	1,114	107,256
Hovnanian Enterprises, Inc., Class A*	226	18,975
Installed Building Products, Inc.	1,116	116,667
iRobot Corp.*	1,260	44,667
KB Home	3,558	154,168
Landsea Homes Corp.*	444	3,197
La-Z-Boy, Inc.	2,017	53,894
Legacy Housing Corp.*	410	7,806
LGI Homes, Inc.*	963	109,560
Lifetime Brands, Inc.	601	2,945
Lovesac Co. (The)*	653	13,765
M/I Homes, Inc.*	1,249	88,267
MDC Holdings, Inc.	2,736	110,206

See accompanying notes to the financial statements.

Ultra Russell2000

Schedule of Portfolio Investments

May 31, 2023

Investments	Shares	Value ($)
Meritage Homes Corp.	1,704	196,522
Purple Innovation, Inc., Class A	2,954	10,221
Skyline Champion Corp.*	2,502	145,441
Snap One Holdings Corp.*	844	7,453
Sonos, Inc.*	5,985	86,962
Taylor Morrison Home Corp., Class A*	4,906	208,162
Traeger, Inc.*	1,559	5,753
Tri Pointe Homes, Inc.*	4,732	138,222
Tupperware Brands Corp.*	2,073	1,845
Universal Electronics, Inc.*	568	4,584
Vizio Holding Corp., Class A*	3,182	20,778
Vuzix Corp.*(b)	2,783	13,971
		2,018,327
Household Products - 0.3%
Central Garden & Pet Co.*	463	16,807
Central Garden & Pet Co., Class A*	1,881	64,612
Energizer Holdings, Inc.	3,344	109,014
WD-40 Co.	641	121,566
		311,999
Independent Power and Renewable Electricity Producers - 0.4%
Altus Power, Inc., Class A*	4,309	20,468
Clearway Energy, Inc., Class A	1,633	44,875
Clearway Energy, Inc., Class C	3,846	110,495
Montauk Renewables, Inc.*	3,021	20,966
Ormat Technologies, Inc.	2,453	208,750
Sunnova Energy International, Inc.*(b)	4,657	82,243
		487,797
Industrial Conglomerates - 0.0%(d)
Brookfield Business Corp., Class A	1,218	25,054

Industrial REITs - 0.7%
Indus Realty Trust, Inc., REIT	250	16,700
Industrial Logistics Properties Trust, REIT	3,050	5,520
Innovative Industrial Properties, Inc., REIT	1,302	86,062
LXP Industrial Trust, REIT	12,764	131,980
Plymouth Industrial REIT, Inc., REIT	1,766	38,693
STAG Industrial, Inc., REIT	8,462	294,478
Terreno Realty Corp., REIT	3,783	232,011
		805,444
Insurance - 1.9%
Ambac Financial Group, Inc.*	2,076	28,919
American Equity Investment Life Holding Co.	3,320	130,974
AMERISAFE, Inc.	896	45,750
Argo Group International Holdings Ltd.	1,489	43,643
Bright Health Group, Inc.*	113	1,046
BRP Group, Inc., Class A*	2,851	57,191
CNO Financial Group, Inc.	5,324	115,584
Crawford & Co., Class A	726	7,173
Donegal Group, Inc., Class A	730	10,497
eHealth, Inc.*	1,161	7,767
Employers Holdings, Inc.	1,274	46,068
Enstar Group Ltd.*	528	124,281
Genworth Financial, Inc., Class A*	23,214	124,195
Goosehead Insurance, Inc., Class A*	893	49,276
Greenlight Capital Re Ltd., Class A*	1,226	11,782
HCI Group, Inc.	293	15,497
Hippo Holdings, Inc.*	806	12,670
Horace Mann Educators Corp.	1,927	57,906
Investors Title Co.	60	7,953
James River Group Holdings Ltd.	1,724	32,997
Kinsale Capital Group, Inc.	1,016	307,828
Lemonade, Inc.*(b)	2,199	38,746
MBIA, Inc.*	2,252	17,926
Mercury General Corp.	1,255	37,663
National Western Life Group, Inc., Class A	106	39,542
NI Holdings, Inc.*	397	5,439
Oscar Health, Inc., Class A*	5,659	41,537
Palomar Holdings, Inc.*	1,138	62,203
ProAssurance Corp.	2,530	30,739
RLI Corp.	1,831	226,769
Root, Inc., Class A*	372	1,789
Safety Insurance Group, Inc.	668	48,644
Selective Insurance Group, Inc.	2,800	270,844
Selectquote, Inc.*	6,351	10,162
SiriusPoint Ltd.*	4,321	40,228
Skyward Specialty Insurance Group, Inc.*	487	11,498
Stewart Information Services Corp.	1,259	56,454
Tiptree, Inc., Class A	1,161	15,314
Trupanion, Inc.*	1,829	41,098
United Fire Group, Inc.	1,001	21,501
Universal Insurance Holdings, Inc.	1,210	17,363
		2,274,456
Interactive Media & Services - 0.6%
Arena Group Holdings, Inc. (The)*	547	2,297
Bumble, Inc., Class A*	4,696	71,849
Cargurus, Inc., Class A*	4,786	89,929
Cars.com, Inc.*	3,103	54,768
DHI Group, Inc.*	1,993	7,294
Eventbrite, Inc., Class A*	3,666	26,615
EverQuote, Inc., Class A*	939	8,554
fuboTV, Inc.*(b)	8,820	13,671
Leafly Holdings, Inc.*	1,434	415
MediaAlpha, Inc., Class A*	1,156	10,196
Outbrain, Inc.*	1,711	7,922
QuinStreet, Inc.*	2,378	21,925
Shutterstock, Inc.	1,124	55,941
TrueCar, Inc.*	4,100	9,266
Vimeo, Inc.*	6,716	24,648
Vinco Ventures, Inc.*	551	1,201
Wejo Group Ltd.*	2,696	229
Yelp, Inc., Class A*	3,173	106,296
Ziff Davis, Inc.*	2,143	126,523
ZipRecruiter, Inc., Class A*	3,419	52,892
		692,431
IT Services - 0.4%
BigCommerce Holdings, Inc., Series 1*	3,049	24,301
Brightcove, Inc.*	1,956	8,176
CISO Global, Inc.*	2,685	461
Cyxtera Technologies, Inc.*	1,733	281
DigitalOcean Holdings, Inc.*	3,270	128,020
Edgio, Inc.*	6,442	3,319
Fastly, Inc., Class A*	5,324	86,675
Grid Dynamics Holdings, Inc.*	2,514	24,134
Hackett Group, Inc. (The)	1,073	20,805

See accompanying notes to the financial statements.

Ultra Russell2000

Schedule of Portfolio Investments

May 31, 2023

Investments	Shares	Value ($)
Information Services Group, Inc.	1,647	8,400
Perficient, Inc.*	1,602	122,505
PFSweb, Inc.	793	3,426
Rackspace Technology, Inc.*	2,704	4,218
Squarespace, Inc., Class A*	1,429	41,998
Tucows, Inc., Class A*	465	14,462
Unisys Corp.*	3,108	12,214
		503,395
Leisure Products - 0.4%
Acushnet Holdings Corp.	1,561	69,870
AMMO, Inc.*(b)	4,151	7,306
Clarus Corp.	1,352	11,181
Johnson Outdoors, Inc., Class A	250	14,190
Latham Group, Inc.*	2,023	7,283
Malibu Boats, Inc., Class A*	954	50,037
Marine Products Corp.	389	5,944
MasterCraft Boat Holdings, Inc.*	826	21,889
Smith & Wesson Brands, Inc.	2,130	24,985
Solo Brands, Inc., Class A*	1,030	4,244
Sturm Ruger & Co., Inc.	809	41,712
Topgolf Callaway Brands Corp.*	6,562	112,013
Vista Outdoor, Inc.*	2,621	69,797
		440,451
Life Sciences Tools & Services - 0.6%
AbCellera Biologics, Inc.*	9,712	67,693
Adaptive Biotechnologies Corp.*	5,228	36,387
Akoya Biosciences, Inc.*	739	4,161
Alpha Teknova, Inc.*	297	1,140
BioLife Solutions, Inc.*	1,580	36,893
Bionano Genomics, Inc.*	14,034	9,710
Codexis, Inc.*	2,873	6,349
CryoPort, Inc.*	2,073	38,164
Cytek Biosciences, Inc.*	5,355	41,822
Inotiv, Inc.*	1,080	6,566
MaxCyte, Inc.*	4,134	16,867
Medpace Holdings, Inc.*	1,190	246,294
NanoString Technologies, Inc.*	2,178	12,828
Nautilus Biotechnology, Inc., Class A*	2,238	6,401
OmniAb, Inc.*(b)	3,616	15,621
Pacific Biosciences of California, Inc.*	11,616	143,806
PhenomeX, Inc.*	2,651	1,856
Quanterix Corp.*	1,592	31,219
Quantum-Si, Inc.*	4,286	6,472
Science 37 Holdings, Inc.*	2,951	757
Seer, Inc., Class A*	2,421	8,909
Singular Genomics Systems, Inc.*	2,650	2,796
SomaLogic, Inc.*	7,225	21,892
		764,603
Machinery - 3.2%
3D Systems Corp.*	5,943	48,733
Alamo Group, Inc.	471	78,403
Albany International Corp., Class A	1,463	124,238
Astec Industries, Inc.	1,071	39,477
Barnes Group, Inc.	2,296	90,348
Berkshire Grey, Inc.*(b)	2,355	3,273
Blue Bird Corp.*	818	20,745
Chart Industries, Inc.*	2,002	219,679
CIRCOR International, Inc.*	866	25,097
Columbus McKinnon Corp.	1,315	47,971
Desktop Metal, Inc., Class A*	12,574	23,388
Douglas Dynamics, Inc.	1,055	29,814
Energy Recovery, Inc.*	2,581	61,454
Enerpac Tool Group Corp., Class A	2,681	68,151
EnPro Industries, Inc.	975	98,553
ESCO Technologies, Inc.	1,209	108,810
Fathom Digital Manufacturing Corp.*	1,355	623
Federal Signal Corp.	2,803	148,531
Franklin Electric Co., Inc.	2,163	196,746
Gorman-Rupp Co. (The)	1,067	25,533
Greenbrier Cos., Inc. (The)	1,493	40,565
Helios Technologies, Inc.	1,525	75,411
Hillenbrand, Inc.	3,249	155,855
Hillman Solutions Corp.*	6,312	51,127
Hydrofarm Holdings Group, Inc.*	2,052	1,882
Hyliion Holdings Corp.*	6,444	10,568
Hyster-Yale Materials Handling, Inc.	509	23,801
Hyzon Motors, Inc.*	4,119	2,265
John Bean Technologies Corp.	1,483	158,103
Kadant, Inc.	544	103,208
Kennametal, Inc.	3,817	95,120
Lightning eMotors, Inc.*(b)	136	543
Lindsay Corp.	516	60,785
Luxfer Holdings plc	1,273	18,280
Manitowoc Co., Inc. (The)*	1,628	23,362
Markforged Holding Corp.*	5,337	4,750
Microvast Holdings, Inc.*	8,088	10,029
Miller Industries, Inc.	519	17,054
Mueller Industries, Inc.	2,624	194,858
Mueller Water Products, Inc., Class A	7,312	100,174
Nikola Corp.*	15,895	9,918
Omega Flex, Inc.	153	15,938
Proterra, Inc.*	10,489	11,223
Proto Labs, Inc.*	1,273	39,158
RBC Bearings, Inc.*	1,337	265,114
REV Group, Inc.	1,540	15,616
Sarcos Technology and Robotics Corp.*	5,133	2,002
Shyft Group, Inc. (The)	1,618	38,039
SPX Technologies, Inc.*	2,054	156,843
Standex International Corp.	553	75,313
Tennant Co.	868	63,451
Terex Corp.	3,128	145,045
Titan International, Inc.*	2,399	23,726
Trinity Industries, Inc.	3,852	81,470
Velo3D, Inc.*(b)	2,685	5,182
Wabash National Corp.	2,230	52,294
Watts Water Technologies, Inc., Class A	1,283	203,291
Xos, Inc.*	2,645	1,106
		3,812,036
Marine Transportation - 0.2%
Costamare, Inc.	2,478	19,130
Eagle Bulk Shipping, Inc.	630	24,746
Eneti, Inc.	1,039	9,829
Genco Shipping & Trading Ltd.	1,719	21,333
Golden Ocean Group Ltd.	5,757	40,645
Matson, Inc.	1,753	119,783
Safe Bulkers, Inc.	3,361	10,654
		246,120
Media - 0.6%
AdTheorent Holding Co., Inc.*	1,730	3,027
Advantage Solutions, Inc.*	3,873	7,359

See accompanying notes to the financial statements.

Ultra Russell2000

Schedule of Portfolio Investments

May 31, 2023

Investments	Shares	Value ($)
AMC Networks, Inc., Class A*	1,418	16,038
Boston Omaha Corp., Class A*	1,026	19,576
Cardlytics, Inc.*	1,499	7,750
Clear Channel Outdoor Holdings, Inc.*	17,299	21,278
Cumulus Media, Inc., Class A*	819	2,637
Daily Journal Corp.*	57	16,802
Entravision Communications Corp., Class A	2,787	11,510
EW Scripps Co. (The), Class A*	2,743	21,615
Gambling.com Group Ltd.*	420	4,259
Gannett Co., Inc.*	6,757	15,001
Gray Television, Inc.	3,850	27,066
iHeartMedia, Inc., Class A*	5,656	13,405
Innovid Corp.*	3,632	4,504
Integral Ad Science Holding Corp.*	1,791	33,868
John Wiley & Sons, Inc., Class A	2,015	72,540
Magnite, Inc.*	6,208	73,751
PubMatic, Inc., Class A*	2,026	35,556
Quotient Technology, Inc.*	4,252	11,480
Scholastic Corp.	1,379	58,580
Sinclair Broadcast Group, Inc., Class A	1,880	28,914
Stagwell, Inc., Class A*	3,599	22,314
TechTarget, Inc.*	1,268	44,050
TEGNA, Inc.	10,449	161,855
Thryv Holdings, Inc.*	1,191	27,750
Urban One, Inc., Class A*	388	2,425
Urban One, Inc., Class D*	508	2,901
WideOpenWest, Inc.*	2,514	19,106
		786,917
Metals & Mining - 1.4%
5E Advanced Materials, Inc.*	1,837	5,217
Alpha Metallurgical Resources, Inc.	714	96,369
Arconic Corp.*	4,760	137,612
ATI, Inc.*	5,820	201,256
Carpenter Technology Corp.	2,241	102,212
Century Aluminum Co.*	2,437	19,106
Coeur Mining, Inc.*	13,067	39,201
Commercial Metals Co.	5,482	234,355
Compass Minerals International, Inc.	1,608	51,022
Constellium SE, Class A*	5,928	88,327
Dakota Gold Corp.*	2,452	8,116
Haynes International, Inc.	581	25,227
Hecla Mining Co.	25,949	138,308
Hycroft Mining Holding Corp., Class A*	7,180	2,412
Ivanhoe Electric, Inc.*	2,173	27,141
Kaiser Aluminum Corp.	743	44,877
Materion Corp.	957	96,025
Novagold Resources, Inc.*	11,217	57,768
Olympic Steel, Inc.	450	18,819
Piedmont Lithium, Inc.*	814	44,583
PolyMet Mining Corp.*	2,622	3,592
Ramaco Resources, Inc.	1,051	7,788
Ryerson Holding Corp.	911	30,965
Schnitzer Steel Industries, Inc., Class A	1,204	33,122
SunCoke Energy, Inc.	3,909	26,542
TimkenSteel Corp.*	2,076	35,354
Tredegar Corp.	1,275	8,963
Warrior Met Coal, Inc.	2,415	79,164
Worthington Industries, Inc.	1,475	82,792
		1,746,235
Mortgage Real Estate Investment Trusts (REITs) - 1.0%
AFC Gamma, Inc.	765	8,775
Angel Oak Mortgage REIT, Inc.	561	4,123
Apollo Commercial Real Estate Finance, Inc.	6,599	66,584
Arbor Realty Trust, Inc.	7,745	97,664
Ares Commercial Real Estate Corp.(b)	2,407	22,120
ARMOUR Residential REIT, Inc.(b)	7,608	38,192
Blackstone Mortgage Trust, Inc., Class A	8,081	146,993
BrightSpire Capital, Inc., Class A	4,396	26,024
Chicago Atlantic Real Estate Finance, Inc.	255	3,708
Chimera Investment Corp.	10,907	52,572
Claros Mortgage Trust, Inc.	4,315	45,006
Dynex Capital, Inc.	2,475	27,819
Ellington Financial, Inc.	2,973	37,281
Franklin BSP Realty Trust, Inc.	3,891	52,490
Granite Point Mortgage Trust, Inc.	2,436	11,376
Hannon Armstrong Sustainable Infrastructure Capital, Inc.	4,671	109,909
Invesco Mortgage Capital, Inc.	1,668	17,683
KKR Real Estate Finance Trust, Inc.	2,678	30,074
Ladder Capital Corp., Class A	5,328	50,776
MFA Financial, Inc.	4,813	50,922
New York Mortgage Trust, Inc.	4,338	42,382
Nexpoint Real Estate Finance, Inc.	377	5,010
Orchid Island Capital, Inc.	1,754	17,487
PennyMac Mortgage Investment Trust	4,171	48,550
Ready Capital Corp.(b)	6,219	62,874
Redwood Trust, Inc.	5,314	31,459
TPG RE Finance Trust, Inc.	3,235	20,478
Two Harbors Investment Corp.	4,545	56,540
		1,184,871
Multi-Utilities - 0.4%
Avista Corp.	3,460	143,071
Black Hills Corp.	3,049	185,837
NorthWestern Corp.	2,721	153,981
Unitil Corp.	746	39,307
		522,196
Office REITs - 0.4%
Brandywine Realty Trust, REIT	7,963	31,056
City Office REIT, Inc., REIT	1,827	8,276
Corporate Office Properties Trust, REIT	5,284	120,581
Easterly Government Properties, Inc., Class A, REIT	4,276	59,351
Equity Commonwealth, REIT	4,915	100,512
Franklin Street Properties Corp., REIT	4,634	6,673
Office Properties Income Trust, REIT	2,247	16,268
Orion Office REIT, Inc., REIT	2,676	14,852
Paramount Group, Inc., REIT	8,784	38,122
Piedmont Office Realty Trust, Inc., Class A, REIT	5,765	35,916

See accompanying notes to the financial statements.

Ultra Russell2000

Schedule of Portfolio Investments

May 31, 2023

Investments	Shares	Value ($)
Postal Realty Trust, Inc., Class A, REIT	841	12,346
		443,953
Oil, Gas & Consumable Fuels - 3.7%
Aemetis, Inc.*	1,405	6,702
Amplify Energy Corp.*	1,672	11,370
Arch Resources, Inc.	697	72,035
Ardmore Shipping Corp.	1,917	22,448
Battalion Oil Corp.*	117	720
Berry Corp.	3,574	22,516
California Resources Corp.	3,473	130,376
Callon Petroleum Co.*	2,307	70,663
Centrus Energy Corp., Class A*	498	14,686
Chord Energy Corp.	1,949	278,785
Civitas Resources, Inc.	3,459	231,061
Clean Energy Fuels Corp.*	7,951	31,963
CNX Resources Corp.*	7,886	121,839
Comstock Resources, Inc.(b)	4,300	40,076
CONSOL Energy, Inc.	1,610	86,876
Crescent Energy Co., Class A(b)	1,837	17,286
CVR Energy, Inc.	1,387	32,470
Delek US Holdings, Inc.	3,256	71,697
Denbury, Inc.*	2,351	211,990
DHT Holdings, Inc.	6,424	49,401
Dorian LPG Ltd.	1,440	33,235
Earthstone Energy, Inc., Class A*	2,047	24,584
Empire Petroleum Corp.*	484	4,579
Energy Fuels, Inc.*	7,319	43,036
Equitrans Midstream Corp.	19,285	164,501
Excelerate Energy, Inc., Class A	869	16,129
FLEX LNG Ltd.	1,351	40,246
Frontline plc	5,848	82,632
Gevo, Inc.*(b)	9,234	11,912
Golar LNG Ltd.*	4,735	97,399
Green Plains, Inc.*	2,523	73,167
Gulfport Energy Corp.*	515	49,965
HighPeak Energy, Inc.(b)	328	4,047
International Seaways, Inc.	2,283	82,302
Kinetik Holdings, Inc., Class A	778	25,308
Kosmos Energy Ltd.*	21,176	126,209
Magnolia Oil & Gas Corp., Class A	8,180	158,119
Matador Resources Co.	5,279	232,118
Murphy Oil Corp.	6,914	240,607
NACCO Industries, Inc., Class A	191	6,007
NextDecade Corp.*	1,698	9,424
Nordic American Tankers Ltd.	9,628	33,794
Northern Oil and Gas, Inc.	3,098	92,661
Par Pacific Holdings, Inc.*	2,293	48,887
PBF Energy, Inc., Class A	5,552	204,369
Peabody Energy Corp.(b)	5,418	98,391
Permian Resources Corp., Class A	11,029	102,901
Ranger Oil Corp., Class A	900	33,075
REX American Resources Corp.*	728	23,980
Riley Exploration Permian, Inc.	503	16,835
Ring Energy, Inc.*	4,424	7,521
SandRidge Energy, Inc.	1,490	20,070
Scorpio Tankers, Inc.	2,206	100,969
SFL Corp. Ltd.	5,386	46,212
SilverBow Resources, Inc.*	550	13,134
Sitio Royalties Corp., Class A(b)	3,329	84,823
SM Energy Co.	5,680	149,327
Talos Energy, Inc.*	3,292	40,525
Teekay Corp.*	3,237	18,160
Teekay Tankers Ltd., Class A	1,072	38,731
Tellurian, Inc.*(b)	23,932	28,958
Uranium Energy Corp.*(b)	16,769	43,432
Ur-Energy, Inc.*	9,824	8,831
VAALCO Energy, Inc.(b)	4,986	19,246
Vertex Energy, Inc.*(b)	2,537	16,414
Vital Energy, Inc.*	778	32,279
W&T Offshore, Inc.*	4,436	17,167
World Fuel Services Corp.	2,876	65,774
		4,456,952
Paper & Forest Products - 0.1%
Clearwater Paper Corp.*	785	23,856
Glatfelter Corp.	2,065	5,927
Sylvamo Corp.	1,600	63,072
		92,855
Passenger Airlines - 0.3%
Allegiant Travel Co.*	738	71,948
Blade Air Mobility, Inc.*	2,666	8,611
Frontier Group Holdings, Inc.*	1,750	14,402
Hawaiian Holdings, Inc.*	2,376	19,032
Joby Aviation, Inc.*(b)	12,085	67,918
SkyWest, Inc.*	2,341	70,019
Spirit Airlines, Inc.	5,113	77,769
Sun Country Airlines Holdings, Inc.*	1,552	29,178
Wheels Up Experience, Inc.*	7,567	2,189
		361,066
Personal Care Products - 0.8%
Beauty Health Co. (The)*	4,107	33,020
BellRing Brands, Inc.*	6,273	229,717
Edgewell Personal Care Co.	2,416	94,103
elf Beauty, Inc.*	2,305	239,766
Herbalife Ltd.*	4,594	54,393
Honest Co., Inc. (The)*	3,089	4,541
Inter Parfums, Inc.	842	105,755
Medifast, Inc.	511	40,216
Nature's Sunshine Products, Inc.*	630	7,043
Nu Skin Enterprises, Inc., Class A	2,305	76,826
Thorne HealthTech, Inc.*	656	2,900
USANA Health Sciences, Inc.*	526	31,912
Veru, Inc.*	3,050	3,020
		923,212
Pharmaceuticals - 1.5%
Aclaris Therapeutics, Inc.*	3,030	25,301
Amneal Pharmaceuticals, Inc.*	4,833	11,309
Amphastar Pharmaceuticals, Inc.*	1,796	79,689
Amylyx Pharmaceuticals, Inc.*	2,364	58,367
AN2 Therapeutics, Inc.*	522	2,928
ANI Pharmaceuticals, Inc.*	597	26,949
Arvinas, Inc.*	2,281	49,794
Atea Pharmaceuticals, Inc.*	3,580	14,284
Athira Pharma, Inc.*	1,597	4,424
Axsome Therapeutics, Inc.*	1,503	110,891
Cara Therapeutics, Inc.*	2,102	6,684
Cassava Sciences, Inc.*(b)	1,789	40,628
Collegium Pharmaceutical, Inc.*	1,576	34,782
Corcept Therapeutics, Inc.*	4,051	95,158
DICE Therapeutics, Inc.*	1,659	52,441
Edgewise Therapeutics, Inc.*(b)	1,778	17,993
Esperion Therapeutics, Inc.*	3,461	4,707
Evolus, Inc.*	1,660	15,023
EyePoint Pharmaceuticals, Inc.*(b)	1,225	7,411
Fulcrum Therapeutics, Inc.*	2,421	6,585

See accompanying notes to the financial statements.

Ultra Russell2000

Schedule of Portfolio Investments

May 31, 2023

Investments	Shares	Value ($)
Harmony Biosciences Holdings, Inc.*	1,229	42,499
Innoviva, Inc.*	2,968	40,038
Intra-Cellular Therapies, Inc.*	4,297	255,156
Ligand Pharmaceuticals, Inc.*	709	49,687
Liquidia Corp.*	2,239	18,181
Nektar Therapeutics, Class A*	8,513	4,938
NGM Biopharmaceuticals, Inc.*	1,898	5,751
Nuvation Bio, Inc.*	5,462	8,848
Ocular Therapeutix, Inc.*	3,614	23,130
Pacira BioSciences, Inc.*	2,107	80,129
Phathom Pharmaceuticals, Inc.*	1,151	13,536
Phibro Animal Health Corp., Class A	956	12,715
Prestige Consumer Healthcare, Inc.*	2,335	133,632
Reata Pharmaceuticals, Inc., Class A*	1,296	116,705
Relmada Therapeutics, Inc.*	1,288	3,658
Revance Therapeutics, Inc.*	3,786	115,700
Scilex Holding Co.*	3,181	18,927
SIGA Technologies, Inc.	2,210	12,398
Supernus Pharmaceuticals, Inc.*	2,327	77,117
Tarsus Pharmaceuticals, Inc.*	861	14,422
Theravance Biopharma, Inc.*	3,063	34,244
Theseus Pharmaceuticals, Inc.*	796	5,795
Third Harmonic Bio, Inc.*	593	2,841
Ventyx Biosciences, Inc.*	1,169	40,295
Xeris Biopharma Holdings, Inc.*	6,212	15,903
		1,811,593
Professional Services - 2.1%
Alight, Inc., Class A*	18,055	152,745
ASGN, Inc.*	2,301	150,554
Barrett Business Services, Inc.	321	26,964
CBIZ, Inc.*	2,218	111,832
Conduent, Inc.*	7,964	24,131
CRA International, Inc.	326	30,210
CSG Systems International, Inc.	1,457	69,907
ExlService Holdings, Inc.*	1,519	229,278
Exponent, Inc.	2,385	217,798
First Advantage Corp.*	2,754	37,207
Forrester Research, Inc.*	531	15,240
Franklin Covey Co.*	570	21,044
Heidrick & Struggles International, Inc.	916	22,213
HireRight Holdings Corp.*	995	10,179
Huron Consulting Group, Inc.*	924	75,103
IBEX Holdings Ltd.*	420	8,602
ICF International, Inc.	865	96,871
Insperity, Inc.	1,682	186,231
Kelly Services, Inc., Class A	1,583	27,671
Kforce, Inc.	927	53,386
Korn Ferry	2,457	115,479
Legalzoom.com, Inc.*	4,499	50,344
Maximus, Inc.	2,840	229,926
NV5 Global, Inc.*	634	57,453
Planet Labs PBC*	9,125	41,884
Red Violet, Inc.*(b)	457	9,012
Resources Connection, Inc.	1,505	22,996
Skillsoft Corp.*	3,810	5,906
Spire Global, Inc.*	5,868	4,349
Sterling Check Corp.*	1,111	15,032
TriNet Group, Inc.*	1,756	156,056
TrueBlue, Inc.*	1,509	24,959
TTEC Holdings, Inc.	884	28,040
Upwork, Inc.*	5,697	46,715
Verra Mobility Corp., Class A*	6,575	115,917
Willdan Group, Inc.*	544	9,063
		2,500,297
Real Estate Management & Development - 0.6%
American Realty Investors, Inc.*	70	1,208
Anywhere Real Estate, Inc.*	5,035	30,562
Compass, Inc., Class A*	13,008	48,130
Cushman & Wakefield plc*	7,456	59,126
DigitalBridge Group, Inc.	7,408	92,304
Doma Holdings, Inc.*	6,516	1,943
Douglas Elliman, Inc.	3,547	10,322
eXp World Holdings, Inc.(b)	3,267	50,279
Forestar Group, Inc.*	855	17,382
FRP Holdings, Inc.*	314	16,582
Kennedy-Wilson Holdings, Inc.	5,539	85,467
Marcus & Millichap, Inc.	1,181	34,662
Newmark Group, Inc., Class A	6,339	36,259
Offerpad Solutions, Inc.*	3,203	2,060
RE/MAX Holdings, Inc., Class A	834	15,587
Redfin Corp.*	4,985	48,803
RMR Group, Inc. (The), Class A	718	15,459
St Joe Co. (The)	1,616	75,160
Star Holdings*	600	9,300
Stratus Properties, Inc.	273	5,946
Tejon Ranch Co.*	975	16,478
Transcontinental Realty Investors, Inc.*	58	2,088
		675,107
Residential REITs - 0.4%
Apartment Investment and Management Co., Class A, REIT	7,025	56,973
Bluerock Homes Trust, Inc., REIT*	180	2,880
BRT Apartments Corp., REIT	564	10,355
Centerspace, REIT	706	41,520
Clipper Realty, Inc., REIT	563	3,079
Elme Communities, REIT	4,100	61,951
Independence Realty Trust, Inc., REIT	10,534	181,922
NexPoint Residential Trust, Inc., REIT	1,069	43,872
UMH Properties, Inc., REIT	2,475	37,645
Veris Residential, Inc., REIT*	4,040	65,286
		505,483
Retail REITs - 1.2%
Acadia Realty Trust, REIT	4,370	56,242
Agree Realty Corp., REIT	4,105	264,732
Alexander's, Inc., REIT	101	16,580
CBL & Associates Properties, Inc., REIT	1,248	28,779
Getty Realty Corp., REIT	1,978	67,786
InvenTrust Properties Corp., REIT	3,178	68,295
Kite Realty Group Trust, REIT	10,219	198,657
Macerich Co. (The), REIT	10,103	97,393
Necessity Retail REIT, Inc. (The), Class A, REIT	6,268	40,053
NETSTREIT Corp., REIT(b)	2,585	45,108
Phillips Edison & Co., Inc., REIT	5,494	159,381
Retail Opportunity Investments Corp., REIT	5,655	68,991
RPT Realty, REIT	3,962	36,926
Saul Centers, Inc., REIT	553	18,697

See accompanying notes to the financial statements.

Ultra Russell2000

Schedule of Portfolio Investments

May 31, 2023

Investments	Shares	Value ($)
SITE Centers Corp., REIT	9,007	107,363
Tanger Factory Outlet Centers, Inc., REIT	4,756	96,880
Urban Edge Properties, REIT	5,366	71,529
Urstadt Biddle Properties, Inc., Class A, REIT	1,340	25,929
Whitestone REIT, REIT	2,194	19,263
		1,488,584
Semiconductors & Semiconductor Equipment - 2.7%
ACM Research, Inc., Class A*	2,248	22,727
Alpha & Omega Semiconductor Ltd.*	1,032	28,576
Ambarella, Inc.*	1,739	125,765
Amkor Technology, Inc.	4,760	117,953
Atomera, Inc.*	967	8,877
Axcelis Technologies, Inc.*	1,533	241,524
AXT, Inc.*	1,932	6,588
CEVA, Inc.*	1,071	26,796
Cohu, Inc.*	2,207	84,616
Credo Technology Group Holding Ltd.*	4,582	61,491
Diodes, Inc.*	2,087	187,496
FormFactor, Inc.*	3,616	113,145
Ichor Holdings Ltd.*	1,317	39,905
Impinj, Inc.*	1,006	102,954
indie Semiconductor, Inc., Class A*	5,007	47,567
Kulicke & Soffa Industries, Inc.	2,614	138,228
MACOM Technology Solutions Holdings, Inc.*	2,544	152,208
MaxLinear, Inc., Class A*	3,411	99,635
Onto Innovation, Inc.*	2,326	249,696
PDF Solutions, Inc.*	1,411	59,615
Photronics, Inc.*	2,810	59,656
Power Integrations, Inc.	2,660	229,824
Rambus, Inc.*	5,012	320,568
Rigetti Computing, Inc.*	3,837	3,602
Semtech Corp.*	2,969	64,546
Silicon Laboratories, Inc.*	1,484	208,754
SiTime Corp.*	760	75,369
SkyWater Technology, Inc.*	550	5,638
SMART Global Holdings, Inc.*	2,278	51,437
Synaptics, Inc.*	1,861	160,121
Transphorm, Inc.*	1,069	4,201
Ultra Clean Holdings, Inc.*	2,118	72,605
Veeco Instruments, Inc.*	2,379	58,071
		3,229,754
Software - 4.4%
8x8, Inc.*	5,285	21,563
A10 Networks, Inc.	2,994	44,581
ACI Worldwide, Inc.*	5,260	119,981
Adeia, Inc.	4,888	47,951
Agilysys, Inc.*	929	69,062
Alarm.com Holdings, Inc.*	2,255	113,246
Alkami Technology, Inc.*	1,701	25,515
Altair Engineering, Inc., Class A*	2,438	178,779
American Software, Inc., Class A	1,475	18,777
Amplitude, Inc., Class A*	2,622	25,538
Appfolio, Inc., Class A*	919	131,555
Appian Corp., Class A*	1,877	80,392
Applied Digital Corp.*	3,171	26,541
Arteris, Inc.*	834	5,805
Asana, Inc., Class A*	3,454	82,482
AvePoint, Inc.*(b)	6,134	40,546
Blackbaud, Inc.*	2,179	159,851
BlackLine, Inc.*	2,591	134,913
Blend Labs, Inc., Class A*	8,880	8,781
Box, Inc., Class A*	6,558	184,739
C3.ai, Inc., Class A*(b)	2,793	111,748
Cerence, Inc.*	1,893	53,988
Cipher Mining, Inc.*(b)	1,835	4,661
Cleanspark, Inc.*	3,420	14,672
Clear Secure, Inc., Class A	3,027	74,797
CommVault Systems, Inc.*	2,088	145,513
Consensus Cloud Solutions, Inc.*	883	32,185
Couchbase, Inc.*	1,327	27,230
CS Disco, Inc.*	1,057	8,741
Cvent Holding Corp., Class A*	2,152	18,270
Digimarc Corp.*(b)	641	19,781
Digital Turbine, Inc.*	4,404	40,253
Domo, Inc., Class B*	1,451	19,516
E2open Parent Holdings, Inc.*	9,344	46,720
Ebix, Inc.	1,236	24,621
eGain Corp.*	990	7,177
Enfusion, Inc., Class A*	1,256	9,998
EngageSmart, Inc.*	1,665	31,602
Envestnet, Inc.*	2,578	134,907
Everbridge, Inc.*	1,876	45,061
EverCommerce, Inc.*	1,118	13,282
ForgeRock, Inc., Class A*	2,053	41,327
Greenidge Generation Holdings, Inc., Class A*	76	179
Instructure Holdings, Inc.*	812	19,943
Intapp, Inc.*	683	28,870
InterDigital, Inc.	1,393	115,675
IronNet, Inc.*	3,142	708
Kaleyra, Inc.*	425	1,181
Latch, Inc.*	5,101	5,101
LivePerson, Inc.*	3,300	12,144
LiveRamp Holdings, Inc.*	2,986	72,679
LiveVox Holdings, Inc.*	1,063	2,934
Marathon Digital Holdings, Inc.*	5,490	53,747
Matterport, Inc.*	10,512	31,221
MeridianLink, Inc.*	1,078	21,021
MicroStrategy, Inc., Class A*	454	136,940
Mitek Systems, Inc.*	1,980	20,632
Model N, Inc.*	1,752	55,924
N-able, Inc.*	3,198	45,412
NextNav, Inc.*	3,109	8,021
Olo, Inc., Class A*	4,218	29,020
ON24, Inc.	1,984	15,852
OneSpan, Inc.*	1,859	28,145
PagerDuty, Inc.*	4,055	110,337
Porch Group, Inc.*	3,845	5,421
PowerSchool Holdings, Inc., Class A*	2,139	40,513
Progress Software Corp.	2,015	120,900
PROS Holdings, Inc.*	1,940	58,821
Q2 Holdings, Inc.*	2,620	76,294
Qualys, Inc.*	1,809	228,404
Rapid7, Inc.*(b)	2,769	132,137
Rimini Street, Inc.*	2,316	10,654
Riot Platforms, Inc.*	7,436	89,232
Sapiens International Corp. NV	1,503	37,335
SecureWorks Corp., Class A*	466	3,761
SolarWinds Corp.*	2,265	21,064
SoundThinking, Inc.*	420	10,706
Sprout Social, Inc., Class A*	2,194	95,022
SPS Commerce, Inc.*	1,701	265,016

See accompanying notes to the financial statements.

Ultra Russell2000

Schedule of Portfolio Investments

May 31, 2023

Investments	Shares	Value ($)
Telos Corp.*	2,529	8,118
Tenable Holdings, Inc.*	5,246	215,034
Terawulf, Inc.*	3,299	4,948
Upland Software, Inc.*	1,388	3,900
Varonis Systems, Inc., Class B*	5,018	131,873
Verint Systems, Inc.*	3,039	109,039
Veritone, Inc.*(b)	1,469	5,788
Viant Technology, Inc., Class A*	677	3,114
Weave Communications, Inc.*	1,482	11,589
WM Technology, Inc.*	3,559	3,630
Workiva, Inc., Class A*	2,237	216,676
Xperi, Inc.*	1,955	23,128
Yext, Inc.*	5,276	48,486
Zeta Global Holdings Corp., Class A*	5,210	46,994
Zuora, Inc., Class A*	5,906	63,726
		5,353,657
Specialized REITs - 0.4%
Farmland Partners, Inc., REIT	2,342	26,582
Four Corners Property Trust, Inc., REIT	3,924	100,847
Gladstone Land Corp., REIT	1,511	23,889
Outfront Media, Inc., REIT	6,868	98,350
PotlatchDeltic Corp., REIT	3,732	173,650
Safehold, Inc., REIT	1,891	48,825
Uniti Group, Inc., REIT	11,132	41,411
		513,554
Specialty Retail - 2.1%
1-800-Flowers.com, Inc., Class A*	1,218	9,890
Aaron's Co., Inc. (The)	1,421	17,393
Abercrombie & Fitch Co., Class A*	2,282	70,810
Academy Sports & Outdoors, Inc.	3,564	174,493
aka Brands Holding Corp.*	527	212
American Eagle Outfitters, Inc.	7,231	73,539
America's Car-Mart, Inc.*	276	22,502
Arko Corp.	3,914	28,377
Asbury Automotive Group, Inc.*	1,039	217,265
BARK, Inc.*	5,083	5,286
Big 5 Sporting Goods Corp.	1,006	7,605
Boot Barn Holdings, Inc.*	1,384	93,586
Buckle, Inc. (The)	1,416	43,485
Build-A-Bear Workshop, Inc.	626	11,381
Caleres, Inc.	1,602	27,651
Camping World Holdings, Inc., Class A(b)	1,824	49,157
CarParts.com, Inc.*	2,383	9,937
Cato Corp. (The), Class A	838	6,754
Chico's FAS, Inc.*	5,744	26,078
Children's Place, Inc. (The)*	558	8,387
Citi Trends, Inc.*	379	5,541
Conn's, Inc.*	614	2,493
Container Store Group, Inc. (The)*	1,526	3,754
Designer Brands, Inc., Class A	2,348	14,722
Destination XL Group, Inc.*	2,724	11,332
Duluth Holdings, Inc., Class B*	620	3,348
EVgo, Inc., Class A*	3,188	12,625
Express, Inc.*	3,016	1,720
Foot Locker, Inc.	3,783	95,786
Franchise Group, Inc.	1,223	35,589
Genesco, Inc.*	568	10,241
Group 1 Automotive, Inc.	661	147,740
GrowGeneration Corp.*	2,694	9,968
Guess?, Inc.	1,455	27,951
Haverty Furniture Cos., Inc.	682	17,998
Hibbett, Inc.	595	21,432
JOANN, Inc.	520	811
Lands' End, Inc.*	715	4,483
LL Flooring Holdings, Inc.*	1,353	6,089
Lulu's Fashion Lounge Holdings, Inc.*	784	1,905
MarineMax, Inc.*	1,006	28,540
Monro, Inc.	1,464	60,566
Murphy USA, Inc.	945	261,217
National Vision Holdings, Inc.*	3,680	92,920
ODP Corp. (The)*	1,876	75,153
OneWater Marine, Inc., Class A*	537	14,923
Overstock.com, Inc.*	1,998	37,423
PetMed Express, Inc.	947	14,044
RealReal, Inc. (The)*	4,151	5,293
Rent the Runway, Inc., Class A*	2,221	4,464
Revolve Group, Inc., Class A*	1,915	29,146
RumbleON, Inc., Class B*	492	5,373
Sally Beauty Holdings, Inc.*	5,023	56,559
Shoe Carnival, Inc.	796	15,578
Signet Jewelers Ltd.	2,098	133,202
Sleep Number Corp.*	1,000	18,140
Sonic Automotive, Inc., Class A	842	34,892
Sportsman's Warehouse Holdings, Inc.*	1,752	7,937
Stitch Fix, Inc., Class A*	3,926	14,094
ThredUp, Inc., Class A*(b)	2,756	5,705
Tile Shop Holdings, Inc.*	1,454	7,648
Tilly's, Inc., Class A*	1,060	8,268
Torrid Holdings, Inc.*	687	1,566
Upbound Group, Inc.	2,344	70,109
Urban Outfitters, Inc.*	2,995	92,306
Warby Parker, Inc., Class A*	3,915	43,104
Winmark Corp.	131	42,705
Zumiez, Inc.*	734	11,795
		2,531,986
Technology Hardware, Storage & Peripherals - 0.6%
Avid Technology, Inc.*	1,632	39,168
CompoSecure, Inc.*(b)	383	2,639
Corsair Gaming, Inc.*	1,893	37,330
Diebold Nixdorf, Inc.*(e)	3,430	429
Eastman Kodak Co.*	2,683	13,442
IonQ, Inc.*(b)	5,638	60,834
Super Micro Computer, Inc.*	2,200	492,690
Turtle Beach Corp.*	726	8,262
Xerox Holdings Corp.	5,362	75,443
		730,237
Textiles, Apparel & Luxury Goods - 0.6%
Allbirds, Inc., Class A*	4,530	5,345
Crocs, Inc.*	2,846	319,549
Ermenegildo Zegna NV	2,810	31,978
Fossil Group, Inc.*	2,215	4,497
G-III Apparel Group Ltd.*	2,017	32,433
Kontoor Brands, Inc.	2,605	102,012
Movado Group, Inc.	709	18,044
Oxford Industries, Inc.	701	70,058
PLBY Group, Inc.*	2,112	3,189
Rocky Brands, Inc.	323	6,173
Steven Madden Ltd.	3,611	112,699
Superior Group of Cos., Inc.	554	4,820
Unifi, Inc.*	673	4,852
Wolverine World Wide, Inc.	3,630	48,569
		764,218

See accompanying notes to the financial statements.

Ultra Russell2000

Schedule of Portfolio Investments

May 31, 2023

Investments	Shares	Value ($)
Tobacco - 0.1%
22nd Century Group, Inc.*	7,595	4,716
Turning Point Brands, Inc.	695	14,553
Universal Corp.	1,134	58,458
Vector Group Ltd.	6,742	78,949
		156,676
Trading Companies & Distributors - 1.6%
Alta Equipment Group, Inc.	972	13,229
Applied Industrial Technologies, Inc.	1,795	220,713
Beacon Roofing Supply, Inc.*	2,409	154,031
BlueLinx Holdings, Inc.*	411	33,792
Boise Cascade Co.	1,853	133,082
Custom Truck One Source, Inc.*	2,799	18,026
Distribution Solutions Group, Inc.*	231	10,407
DXP Enterprises, Inc.*	713	22,795
GATX Corp.	1,647	195,845
Global Industrial Co.	609	15,152
GMS, Inc.*	1,962	124,253
H&E Equipment Services, Inc.	1,496	53,796
Herc Holdings, Inc.	1,179	119,574
Hudson Technologies, Inc.*	2,023	17,681
Karat Packaging, Inc.	266	4,240
McGrath RentCorp	1,135	100,799
MRC Global, Inc.*	3,893	33,830
NOW, Inc.*	5,173	45,988
Rush Enterprises, Inc., Class A	1,953	102,083
Rush Enterprises, Inc., Class B	308	17,923
Textainer Group Holdings Ltd.	2,037	72,252
Titan Machinery, Inc.*	950	23,988
Transcat, Inc.*	333	28,149
Triton International Ltd.	2,733	225,855
Veritiv Corp.	613	64,727
Xometry, Inc., Class A*(b)	1,600	29,280
		1,881,490
Water Utilities - 0.4%
American States Water Co.	1,732	153,836
Artesian Resources Corp., Class A	385	19,058
California Water Service Group	2,545	144,836
Global Water Resources, Inc.	638	7,452
Middlesex Water Co.	814	66,227
Pure Cycle Corp.*	913	8,874
SJW Group	1,268	97,040
York Water Co. (The)	666	28,245
		525,568
Wireless Telecommunication Services - 0.1%
Gogo, Inc.*	2,321	34,931
KORE Group Holdings, Inc.*	1,978	3,125
Shenandoah Telecommunications Co.	2,272	43,123
Telephone and Data Systems, Inc.	4,730	31,596
United States Cellular Corp.*	689	9,853
		122,628
TOTAL COMMON STOCKS (Cost $130,954,460)		104,509,526

Investments	Number of Rights	Value ($)
RIGHTS - 0.0%(d)

Biotechnology - 0.0%
Aduro Biotech, Inc., CVR*(e)(f)	687	—
Oncternal Therapeutics, Inc., CVR*(e)(f)	42	—
Tobira Therapeutics, Inc., CVR*(e)(f)	756	—
		—
Food Products - 0.0%(d)
Contraf-Nicotex-Tobacco GmbH, CVR*(e)(f)	2,444	1,222

Pharmaceuticals - 0.0%
ANI Pharmaceuticals, Inc., CVR, expiring 12/31/2050*(e)(f)	2	—

TOTAL RIGHTS (Cost $1,634)		1,222

Investments	Shares	Value ($)
SECURITIES LENDING REINVESTMENTS(g) - 1.3%

INVESTMENT COMPANIES - 1.3%
Invesco Government & Agency Portfolio, Institutional Class 5.04% (Cost $1,507,079)	1,507,079	1,507,079

Investments	Principal Amount ($)	Value ($)
SHORT-TERM INVESTMENTS - 12.2%

REPURCHASE AGREEMENTS(h) - 12.2%
Repurchase Agreements with various counterparties, rates 4.95% - 5.05%, dated 5/31/2023, due 6/1/2023, total to be received $14,650,059
(Cost $14,648,006)	14,648,006	14,648,006

Total Investments - 100.2% (Cost $147,111,179)		120,665,833
Liabilities in excess of other assets - (0.2%)		(226,395)
Net Assets - 100.0%		120,439,438

See accompanying notes to the financial statements.

Ultra Russell2000

Schedule of Portfolio Investments

May 31, 2023

*	Non-income producing security.
(a)	All or a portion of these securities are segregated in connection with obligations for swaps with a total value of $112.
(b)	The security or a portion of this security is on loan at May 31, 2023. The total value of securities on loan at May 31, 2023 was $1,652,675, collateralized in the form of cash with a value of $1,507,079 that was reinvested in the securities shown in the Securities Lending Reinvestment section of the Schedule of Portfolio Investments and $218,401 of collateral in the form of U.S. Government Treasury Securities, interest rates ranging from 0.00% – 5.25%, and maturity dates ranging from June 8, 2023 – November 15, 2052. The total value of collateral is $1,725,480.
(c)	Security exempt from registration pursuant to Regulation S under the Securities Act of 1933. Regulation S applies to securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States and as such may have restrictions on resale.
(d)	Represents less than 0.05% of net assets.
(e)	Security fair valued as of May 31, 2023 in accordance with procedures approved by the Board of Trustees. Total value of all such securities at May 31, 2023 amounted to $1,651, which represents approximately 0.00% of net assets of the Fund.
(f)	Illiquid security.
(g)	The security was purchased with cash collateral held from securities on loan at May 31, 2023. The total value of securities purchased was $1,507,079.
(h)	The Fund invests in Repurchase Agreements jointly with other funds in the Trust. See "Repurchase Agreements" in the Notes to Financial Statements to view the details of each individual agreement and counterparty as well as a description of the securities subject to repurchase.

Abbreviations
CVR	Contingent Value Rights - No defined expiration

As of May 31, 2023, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investment securities and derivative instruments, if applicable, for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$9,017,164
Aggregate gross unrealized depreciation	(50,727,541)
Net unrealized depreciation	$(41,710,377)
Federal income tax cost	$152,261,805

See accompanying notes to the financial statements.

Ultra Russell2000

Schedule of Portfolio Investments

May 31, 2023

Futures Contracts Purchased

Ultra Russell2000 had the following open long futures contracts as of May 31, 2023:

	Number of Contracts	Expiration Date	Trading Currency	Notional Amount	Value and Unrealized Depreciation
Russell 2000 E-Mini Index	68	6/16/2023	USD	$5,956,120	$(1,869)

Swap Agreementsa

Ultra Russell2000 had the following open non-exchange traded total return swap agreements as of May 31, 2023:

Notional Amount ($)	Termination Date[b]	Counterparty	Rate Paid (Received)[c]	Reference Instrument	Value and Unrealized Depreciation[d] ($)	Financial Instruments for the Benefit of (the Fund)/ the Counterparty ($)	Cash Collateral for the Benefit of (the Fund)/ the Counterparty ($)	Net Amount[e] ($)
15,011,997	3/6/2025	Bank of America NA	4.93%	Russell 2000® Index	(436,548)	—	436,548	—
13,068,136	11/6/2023	Barclays Capital	5.58%	Russell 2000® Index	(790,887)	—	790,887	—
13,166,116	2/11/2025	BNP Paribas SA	5.23%	Russell 2000® Index	(138,605)	—	138,605	—
15,654,119	3/6/2025	Citibank NA	5.37%	Russell 2000® Index	(324,082)	—	324,082	—
9,896,020	11/7/2024	Goldman Sachs International	5.48%	Russell 2000® Index	(734,498)	—	734,498	—
10,917,442	3/6/2024	Morgan Stanley & Co. International plc	5.53%	iShares® Russell 2000 ETF	(580,721)
20,694,860	3/6/2024	Morgan Stanley & Co. International plc	5.53%	Russell 2000® Index	(1,040,786)
31,612,302					(1,621,507)	—	9,307	(1,612,200)
13,489,801	11/14/2024	Societe Generale	5.43%	Russell 2000® Index	(3,669,270)	—	3,669,270	—
18,537,542	11/7/2024	UBS AG	5.08%	Russell 2000® Index	(2,397,139)	—	2,397,139	—
130,436,033					(10,112,536)
				Total Unrealized Depreciation	(10,112,536)

[a]	The Fund's Swap Agreements are not accounted for as hedging instruments under ASC 815.
[b]	Agreements may be terminated at will by either party without penalty. Payment is due at termination/maturity.
[c]	Reflects the floating financing rate, as of May 31, 2023, on the notional amount of the swap agreement paid to the counterparty or received from the counterparty, excluding any commissions. This amount is included as part of the unrealized appreciation/(depreciation).
[d]	The Fund discloses amounts due to the Fund from the counterparty (unrealized appreciation on swap agreements) at period end as an asset on its Statement of Assets and Liabilities. Amounts due to the counterparty from the Fund (unrealized depreciation on swap agreements) are disclosed as a liability on its Statement of Assets and Liabilities. The Fund presents these amounts on a gross basis and does not offset or "net" these amounts on its Statement of Assets and Liabilities.
[e]	Represents the "uncollateralized" amount due from or (to) the counterparty at period end. These amounts could be due to timing differences between the movement of collateral in relation to market movements, or due to agreement provisions allowing minimum "thresholds" that would need to be exceeded prior to the movement of collateral. To the extent that a net amount is due from a counterparty, the Fund would be exposed to the counterparty by such amount and could suffer losses or delays in recovery of that amount in the event of a counterparty default.

Abbreviations
USD	U.S. Dollar

See accompanying notes to the financial statements.

Ultra S&P500®
Schedule of Portfolio Investments

May 31, 2023

Investments	Shares	Value ($)

COMMON STOCKS(a) - 83.3%

Aerospace & Defense - 1.4%
Axon Enterprise, Inc.*	5,654	1,090,713
Boeing Co. (The)*	47,047	9,677,568
General Dynamics Corp.	18,855	3,849,814
Howmet Aerospace, Inc.	30,762	1,315,076
Huntington Ingalls Industries, Inc.	3,364	677,442
L3Harris Technologies, Inc.	15,999	2,814,544
Lockheed Martin Corp.	18,959	8,417,986
Northrop Grumman Corp.	11,966	5,211,073
Raytheon Technologies Corp.	122,696	11,305,209
Textron, Inc.	17,514	1,083,591
TransDigm Group, Inc.	4,389	3,395,550
		48,838,566
Air Freight & Logistics - 0.5%
CH Robinson Worldwide, Inc.	9,747	921,482
Expeditors International of Washington, Inc.	13,227	1,459,070
FedEx Corp.	19,502	4,251,046
United Parcel Service, Inc., Class B	61,087	10,201,529
		16,833,127
Automobile Components - 0.1%
Aptiv plc*	22,602	1,990,784
BorgWarner, Inc.	19,659	871,484
		2,862,268
Automobiles - 1.5%
Ford Motor Co.	327,613	3,931,356
General Motors Co.	116,804	3,785,618
Tesla, Inc.*	225,055	45,895,466
		53,612,440
Banks - 2.5%
Bank of America Corp.	584,092	16,231,917
Citigroup, Inc.	162,009	7,180,239
Citizens Financial Group, Inc.	41,189	1,061,852
Comerica, Inc.	10,874	392,551
Fifth Third Bancorp	57,249	1,389,433
Huntington Bancshares, Inc.	120,755	1,244,984
JPMorgan Chase & Co.	245,321	33,292,513
KeyCorp	78,194	730,332
M&T Bank Corp.	14,180	1,689,689
PNC Financial Services Group, Inc. (The)	33,647	3,897,332
Regions Financial Corp.	78,243	1,351,257
Truist Financial Corp.	111,110	3,385,522
US Bancorp	116,515	3,483,798
Wells Fargo & Co.	318,904	12,695,568
Zions Bancorp NA(b)	12,583	343,390
		88,370,377
Beverages - 1.5%
Brown-Forman Corp., Class B	15,323	946,502
Coca-Cola Co. (The)	325,761	19,434,901
Constellation Brands, Inc., Class A	13,651	3,316,784
Keurig Dr Pepper, Inc.	71,183	2,215,215
Molson Coors Beverage Co., Class B	15,639	967,272
Monster Beverage Corp.*	63,682	3,733,039
PepsiCo, Inc.	115,195	21,005,808
		51,619,521
Biotechnology - 1.7%
AbbVie, Inc.	147,972	20,414,217
Amgen, Inc.	44,672	9,856,877
Biogen, Inc.*	11,975	3,549,510
Gilead Sciences, Inc.	104,341	8,027,997
Incyte Corp.*	15,427	949,532
Moderna, Inc.*	27,733	3,541,781
Regeneron Pharmaceuticals, Inc.*	9,057	6,661,967
Vertex Pharmaceuticals, Inc.*	21,439	6,937,017
		59,938,898
Broadline Retail - 2.6%
Amazon.com, Inc.*	746,011	89,954,006
eBay, Inc.	45,446	1,933,273
Etsy, Inc.*	10,540	854,267
		92,741,546
Building Products - 0.3%
A O Smith Corp.	10,628	679,554
Allegion plc	7,329	767,639
Carrier Global Corp.	69,901	2,858,951
Johnson Controls International plc	57,523	3,434,123
Masco Corp.	18,843	910,494
Trane Technologies plc	19,089	3,115,898
		11,766,659
Capital Markets - 2.2%
Ameriprise Financial, Inc.	8,873	2,648,324
Bank of New York Mellon Corp. (The)	61,638	2,477,848
BlackRock, Inc.	12,586	8,275,924
Cboe Global Markets, Inc.	8,937	1,183,438
Charles Schwab Corp. (The)	127,627	6,724,667
CME Group, Inc.	30,179	5,394,496
FactSet Research Systems, Inc.	3,243	1,248,198
Franklin Resources, Inc.	23,782	571,006
Goldman Sachs Group, Inc. (The)	28,323	9,173,820
Intercontinental Exchange, Inc.	46,789	4,957,295
Invesco Ltd.	37,996	546,382
MarketAxess Holdings, Inc.	3,199	871,440
Moody's Corp.	13,117	4,156,515
Morgan Stanley	109,271	8,933,997
MSCI, Inc., Class A	6,742	3,172,313
Nasdaq, Inc.	28,322	1,567,623
Northern Trust Corp.	17,489	1,257,809
Raymond James Financial, Inc.	16,270	1,469,994
S&P Global, Inc.	27,454	10,087,423
State Street Corp.	29,199	1,986,116
T. Rowe Price Group, Inc.	18,801	2,014,715
		78,719,343
Chemicals - 1.4%
Air Products and Chemicals, Inc.	18,636	5,015,693
Albemarle Corp.	9,715	1,880,144
Celanese Corp., Class A	8,345	868,047
CF Industries Holdings, Inc.	16,445	1,011,532
Corteva, Inc.	59,690	3,192,818
Dow, Inc.	58,902	2,873,240
DuPont de Nemours, Inc.	38,366	2,577,811
Eastman Chemical Co.	9,829	757,718
Ecolab, Inc.	20,803	3,433,535
FMC Corp.	10,560	1,099,085
International Flavors & Fragrances, Inc.	21,288	1,645,349
Linde plc	41,193	14,568,316
LyondellBasell Industries NV, Class A	21,214	1,814,646
Mosaic Co. (The)	28,435	908,783
PPG Industries, Inc.	19,724	2,589,564

See accompanying notes to the financial statements.

Ultra S&P500®
Schedule of Portfolio Investments

May 31, 2023

Investments	Shares	Value ($)
Sherwin-Williams Co. (The)	19,782	4,505,944
		48,742,225
Commercial Services & Supplies - 0.4%
Cintas Corp.	7,219	3,408,379
Copart, Inc.*	35,965	3,150,174
Republic Services, Inc., Class A	17,251	2,443,259
Rollins, Inc.	19,447	764,656
Waste Management, Inc.	31,177	5,048,180
		14,814,648
Communications Equipment - 0.7%
Arista Networks, Inc.*	20,781	3,456,712
Cisco Systems, Inc.	343,760	17,074,559
F5, Inc.*	5,002	738,195
Juniper Networks, Inc.	27,082	822,480
Motorola Solutions, Inc.	14,024	3,953,646
		26,045,592
Construction & Engineering - 0.1%
Quanta Services, Inc.	11,954	2,122,791

Construction Materials - 0.1%
Martin Marietta Materials, Inc.	5,091	2,026,422
Vulcan Materials Co.	11,019	2,154,214
		4,180,636
Consumer Finance - 0.4%
American Express Co.	49,715	7,882,811
Capital One Financial Corp.	31,868	3,320,964
Discover Financial Services	22,308	2,291,924
Synchrony Financial	36,544	1,131,402
		14,627,101
Consumer Staples Distribution & Retail - 1.6%
Costco Wholesale Corp.	37,185	19,022,358
Dollar General Corp.	18,745	3,769,432
Dollar Tree, Inc.*	17,451	2,353,791
Kroger Co. (The)	54,415	2,466,632
Sysco Corp.	42,445	2,969,028
Target Corp.	38,534	5,045,257
Walgreens Boots Alliance, Inc.	59,886	1,818,738
Walmart, Inc.	117,322	17,231,082
		54,676,318
Containers & Packaging - 0.2%
Amcor plc	124,321	1,198,454
Avery Dennison Corp.	6,817	1,098,423
Ball Corp.	26,193	1,340,034
International Paper Co.	29,697	874,280
Packaging Corp. of America	7,798	967,186
Sealed Air Corp.	12,025	455,146
Westrock Co.	21,266	595,661
		6,529,184
Distributors - 0.1%
Genuine Parts Co.	11,808	1,758,565
LKQ Corp.	21,202	1,118,406
Pool Corp.	3,301	1,043,875
		3,920,846
Diversified Telecommunication Services - 0.6%
AT&T, Inc.	596,617	9,384,785
Verizon Communications, Inc.	351,534	12,525,157
		21,909,942
Electric Utilities - 1.5%
Alliant Energy Corp.	21,052	1,083,336
American Electric Power Co., Inc.	43,040	3,577,485
Constellation Energy Corp.	27,302	2,293,914
Duke Energy Corp.	64,474	5,756,883
Edison International	31,911	2,154,631
Entergy Corp.	17,101	1,679,318
Evergy, Inc.	19,125	1,106,381
Eversource Energy	29,182	2,020,270
Exelon Corp.	83,141	3,296,541
FirstEnergy Corp.	45,486	1,700,722
NextEra Energy, Inc.	166,343	12,219,557
NRG Energy, Inc.	19,188	648,363
PG&E Corp.*	134,744	2,282,563
Pinnacle West Capital Corp.	9,473	732,073
PPL Corp.	61,696	1,616,435
Southern Co. (The)	91,133	6,356,527
Xcel Energy, Inc.	45,777	2,988,780
		51,513,779
Electrical Equipment - 0.4%
AMETEK, Inc.	19,133	2,775,624
Eaton Corp. plc	33,218	5,843,046
Emerson Electric Co.	47,850	3,716,988
Generac Holdings, Inc.*	5,353	583,049
Rockwell Automation, Inc.	9,594	2,672,889
		15,591,596
Electronic Equipment, Instruments & Components - 0.5%
Amphenol Corp., Class A	49,647	3,745,866
CDW Corp.	11,387	1,955,034
Corning, Inc.	63,633	1,960,533
Keysight Technologies, Inc.*	14,980	2,423,764
TE Connectivity Ltd.	26,563	3,253,436
Teledyne Technologies, Inc.*	3,884	1,509,517
Trimble, Inc.*	20,708	966,442
Zebra Technologies Corp., Class A*	4,372	1,147,956
		16,962,548
Energy Equipment & Services - 0.3%
Baker Hughes Co., Class A	84,190	2,294,178
Halliburton Co.	75,762	2,170,581
Schlumberger NV	118,787	5,087,647
		9,552,406
Entertainment - 1.2%
Activision Blizzard, Inc.*	59,636	4,782,807
Electronic Arts, Inc.	21,874	2,799,872
Live Nation Entertainment, Inc.*(b)	11,925	953,284
Netflix, Inc.*	37,288	14,737,336
Take-Two Interactive Software, Inc.*	13,190	1,816,659
Walt Disney Co. (The)*	152,806	13,440,816
Warner Bros Discovery, Inc.*	184,978	2,086,552
		40,617,326
Financial Services - 3.5%
Berkshire Hathaway, Inc., Class B*	150,861	48,438,450
Fidelity National Information Services, Inc.	49,618	2,707,654
Fiserv, Inc.*	53,090	5,956,167
FleetCor Technologies, Inc.*	6,150	1,393,283
Global Payments, Inc.	22,076	2,156,604
Jack Henry & Associates, Inc.	6,089	930,947
Mastercard, Inc., Class A	70,559	25,755,446
PayPal Holdings, Inc.*	94,721	5,871,755
Visa, Inc., Class A	135,986	30,056,986
		123,267,292
Food Products - 0.9%
Archer-Daniels-Midland Co.	45,776	3,234,074
Bunge Ltd.	12,590	1,166,338
Campbell Soup Co.	16,710	844,691
Conagra Brands, Inc.	39,875	1,390,441

See accompanying notes to the financial statements.

Ultra S&P500®
Schedule of Portfolio Investments

May 31, 2023

Investments	Shares	Value ($)
General Mills, Inc.	49,339	4,152,370
Hershey Co. (The)	12,189	3,165,483
Hormel Foods Corp.	24,309	929,819
J M Smucker Co. (The)	8,981	1,316,525
Kellogg Co.	21,352	1,425,673
Kraft Heinz Co. (The)	66,681	2,548,548
Lamb Weston Holdings, Inc.	11,966	1,330,619
McCormick & Co., Inc. (Non-Voting)	21,031	1,802,988
Mondelez International, Inc., Class A	114,026	8,370,649
Tyson Foods, Inc., Class A	23,824	1,206,447
		32,884,665
Gas Utilities - 0.0%(c)
Atmos Energy Corp.	11,973	1,380,247

Ground Transportation - 0.6%
CSX Corp.	175,939	5,396,049
JB Hunt Transport Services, Inc.	6,968	1,163,447
Norfolk Southern Corp.	18,999	3,955,212
Old Dominion Freight Line, Inc.	7,467	2,318,055
Union Pacific Corp.	51,257	9,867,998
		22,700,761
Health Care Equipment & Supplies - 2.4%
Abbott Laboratories	145,828	14,874,456
Align Technology, Inc.*	6,064	1,714,050
Baxter International, Inc.	42,217	1,719,076
Becton Dickinson & Co.	23,697	5,728,987
Boston Scientific Corp.*	119,812	6,167,922
Cooper Cos., Inc. (The)	4,180	1,552,995
DENTSPLY SIRONA, Inc.	17,902	646,620
Dexcom, Inc.*	32,431	3,802,859
Edwards Lifesciences Corp.*	51,720	4,356,376
GE HealthCare Technologies, Inc.	30,380	2,415,514
Hologic, Inc.*	20,703	1,633,260
IDEXX Laboratories, Inc.*	6,955	3,232,475
Insulet Corp.*	5,827	1,598,055
Intuitive Surgical, Inc.*	29,303	9,020,636
Medtronic plc	111,345	9,214,912
ResMed, Inc.	12,184	2,568,265
STERIS plc	8,310	1,661,751
Stryker Corp.	28,194	7,769,703
Teleflex, Inc.	3,886	912,238
Zimmer Biomet Holdings, Inc.	17,591	2,240,038
		82,830,188
Health Care Providers & Services - 2.5%
AmerisourceBergen Corp.	13,604	2,314,721
Cardinal Health, Inc.	21,478	1,767,639
Centene Corp.*	46,050	2,873,981
Cigna Group (The)	24,928	6,167,436
CVS Health Corp.	107,530	7,315,266
DaVita, Inc.*	4,618	432,568
Elevance Health, Inc.	19,990	8,951,922
HCA Healthcare, Inc.	17,697	4,675,370
Henry Schein, Inc.*	11,397	842,238
Humana, Inc.	10,487	5,263,111
Laboratory Corp. of America Holdings	7,383	1,569,109
McKesson Corp.	11,511	4,498,959
Molina Healthcare, Inc.*	4,873	1,334,715
Quest Diagnostics, Inc.	9,315	1,235,635
UnitedHealth Group, Inc.	78,270	38,136,275
Universal Health Services, Inc., Class B	5,426	716,937
		88,095,882
Health Care REITs - 0.2%
Healthpeak Properties, Inc., REIT	45,755	913,270
Ventas, Inc., REIT	33,572	1,448,296
Welltower, Inc., REIT	39,568	2,952,168
		5,313,734
Hotel & Resort REITs - 0.0%(c)
Host Hotels & Resorts, Inc., REIT	59,856	993,610

Hotels, Restaurants & Leisure - 1.7%
Booking Holdings, Inc.*	3,283	8,236,292
Caesars Entertainment, Inc.*	17,877	733,136
Carnival Corp.*	83,930	942,534
Chipotle Mexican Grill, Inc., Class A*	2,320	4,817,457
Darden Restaurants, Inc.	10,244	1,623,879
Domino's Pizza, Inc.	3,016	874,188
Expedia Group, Inc.*	12,433	1,189,962
Hilton Worldwide Holdings, Inc.	22,308	3,036,565
Las Vegas Sands Corp.*	27,420	1,511,664
Marriott International, Inc., Class A	22,469	3,770,073
McDonald's Corp.	61,226	17,456,145
MGM Resorts International	26,247	1,031,245
Norwegian Cruise Line Holdings Ltd.*	35,237	523,269
Royal Caribbean Cruises Ltd.*	18,433	1,492,520
Starbucks Corp.	96,184	9,391,406
Wynn Resorts Ltd.	8,538	842,701
Yum! Brands, Inc.	23,450	3,017,780
		60,490,816
Household Durables - 0.3%
DR Horton, Inc.	26,089	2,787,349
Garmin Ltd.	12,861	1,326,612
Lennar Corp., Class A	21,180	2,268,802
Mohawk Industries, Inc.*	4,452	409,762
Newell Brands, Inc.	31,501	261,773
NVR, Inc.*	224	1,244,145
PulteGroup, Inc.	18,838	1,244,815
Whirlpool Corp.	4,584	592,666
		10,135,924
Household Products - 1.2%
Church & Dwight Co., Inc.	20,323	1,878,861
Clorox Co. (The)	10,380	1,641,908
Colgate-Palmolive Co.	69,978	5,204,964
Kimberly-Clark Corp.	28,223	3,789,784
Procter & Gamble Co. (The)	197,349	28,122,233
		40,637,750
Independent Power and Renewable Electricity Producers - 0.0%(c)
AES Corp. (The)	55,957	1,104,591

Industrial Conglomerates - 0.7%
3M Co.	46,033	4,295,339
General Electric Co.	91,192	9,258,724
Honeywell International, Inc.	55,966	10,723,086
		24,277,149
Industrial REITs - 0.3%
Prologis, Inc., REIT	77,241	9,620,367

Insurance - 1.7%
Aflac, Inc.	46,859	3,008,816
Allstate Corp. (The)	22,068	2,393,275

See accompanying notes to the financial statements.

Ultra S&P500®
Schedule of Portfolio Investments

May 31, 2023

Investments	Shares	Value ($)
American International Group, Inc.	62,200	3,286,026
Aon plc, Class A	17,251	5,318,311
Arch Capital Group Ltd.*	30,884	2,152,615
Arthur J Gallagher & Co.	17,701	3,546,041
Assurant, Inc.	4,459	535,035
Brown & Brown, Inc.	19,726	1,229,522
Chubb Ltd.	34,823	6,470,113
Cincinnati Financial Corp.	13,124	1,266,466
Everest Re Group Ltd.	3,311	1,125,806
Globe Life, Inc.	7,456	769,310
Hartford Financial Services Group, Inc. (The)	26,281	1,800,774
Lincoln National Corp.	12,910	270,077
Loews Corp.	16,359	916,104
Marsh & McLennan Cos., Inc.	41,377	7,165,669
MetLife, Inc.	55,163	2,733,327
Principal Financial Group, Inc.	18,985	1,242,758
Progressive Corp. (The)	48,986	6,265,799
Prudential Financial, Inc.	30,747	2,419,481
Travelers Cos., Inc. (The)	19,244	3,256,855
W R Berkley Corp.	17,115	952,963
Willis Towers Watson plc	8,990	1,967,462
		60,092,605
Interactive Media & Services - 4.7%
Alphabet, Inc., Class A*	498,445	61,243,937
Alphabet, Inc., Class C*	434,617	53,618,699
Match Group, Inc.*	23,422	808,059
Meta Platforms, Inc., Class A*	186,288	49,314,160
		164,984,855
IT Services - 1.0%
Accenture plc, Class A	52,717	16,127,185
Akamai Technologies, Inc.*	13,094	1,206,219
Cognizant Technology Solutions Corp., Class A	42,556	2,659,325
DXC Technology Co.*	18,995	475,445
EPAM Systems, Inc.*	4,807	1,233,572
Gartner, Inc.*	6,670	2,286,876
International Business Machines Corp.	75,766	9,742,750
VeriSign, Inc.*	7,722	1,724,477
		35,455,849
Leisure Products - 0.0%(c)
Hasbro, Inc.	10,822	642,286

Life Sciences Tools & Services - 1.4%
Agilent Technologies, Inc.	24,729	2,860,403
Bio-Rad Laboratories, Inc., Class A*	1,865	696,298
Bio-Techne Corp.	13,096	1,071,122
Charles River Laboratories International, Inc.*	4,313	834,048
Danaher Corp.	54,896	12,605,220
Illumina, Inc.*	13,098	2,575,722
IQVIA Holdings, Inc.*	15,475	3,047,182
Mettler-Toledo International, Inc.*	1,908	2,522,128
Revvity, Inc.	10,584	1,220,547
Thermo Fisher Scientific, Inc.	32,808	16,681,556
Waters Corp.*	4,947	1,242,785
West Pharmaceutical Services, Inc.	6,169	2,064,332
		47,421,343
Machinery - 1.3%
Caterpillar, Inc.	43,531	8,956,503
Cummins, Inc.	11,833	2,418,783
Deere & Co.	22,561	7,805,655
Dover Corp.	11,715	1,561,961
Fortive Corp.	29,489	1,920,029
IDEX Corp.	6,213	1,237,381
Illinois Tool Works, Inc.	23,287	5,093,565
Ingersoll Rand, Inc.	33,891	1,920,264
Nordson Corp.	4,529	987,005
Otis Worldwide Corp.	34,811	2,767,823
PACCAR, Inc.	43,647	3,002,041
Parker-Hannifin Corp.	10,730	3,438,321
Pentair plc	13,814	766,262
Snap-on, Inc.	4,481	1,115,142
Stanley Black & Decker, Inc.	12,441	932,702
Westinghouse Air Brake Technologies Corp.	15,247	1,412,330
Xylem, Inc.	19,294	1,933,259
		47,269,026
Media - 0.6%
Charter Communications, Inc., Class A*	8,875	2,894,581
Comcast Corp., Class A	352,004	13,851,358
DISH Network Corp., Class A*	21,096	135,647
Fox Corp., Class A	24,806	773,947
Fox Corp., Class B	11,578	338,193
Interpublic Group of Cos., Inc. (The)	32,594	1,212,171
News Corp., Class A	31,948	584,968
News Corp., Class B	9,760	180,365
Omnicom Group, Inc.	16,863	1,487,148
Paramount Global, Class B(b)	42,252	642,653
		22,101,031
Metals & Mining - 0.3%
Freeport-McMoRan, Inc.	119,602	4,107,133
Newmont Corp.	66,496	2,696,413
Nucor Corp.	21,139	2,791,616
Steel Dynamics, Inc.	13,994	1,286,048
		10,881,210
Multi-Utilities - 0.6%
Ameren Corp.	21,531	1,745,518
CenterPoint Energy, Inc.	52,702	1,486,724
CMS Energy Corp.	24,436	1,416,799
Consolidated Edison, Inc.	29,637	2,765,132
Dominion Energy, Inc.	69,655	3,502,254
DTE Energy Co.	16,265	1,750,114
NiSource, Inc.	33,980	913,722
Public Service Enterprise Group, Inc.	41,800	2,497,550
Sempra Energy	26,225	3,764,074
WEC Energy Group, Inc.	26,489	2,313,814
		22,155,701
Office REITs - 0.1%
Alexandria Real Estate Equities, Inc., REIT	13,114	1,487,914
Boston Properties, Inc., REIT	11,935	580,877
		2,068,791
Oil, Gas & Consumable Fuels - 3.2%
APA Corp.	26,891	854,596
Chevron Corp.	148,894	22,426,414
ConocoPhillips	102,340	10,162,362
Coterra Energy, Inc.	65,923	1,532,710
Devon Energy Corp.	54,753	2,524,113
Diamondback Energy, Inc.	15,387	1,956,457
EOG Resources, Inc.	49,170	5,275,449

See accompanying notes to the financial statements.

Ultra S&P500®
Schedule of Portfolio Investments

May 31, 2023

Investments	Shares	Value ($)
EQT Corp.	30,675	1,066,570
Exxon Mobil Corp.	344,662	35,217,563
Hess Corp.	23,277	2,948,498
Kinder Morgan, Inc.	165,514	2,666,430
Marathon Oil Corp.	53,094	1,176,563
Marathon Petroleum Corp.	37,936	3,979,866
Occidental Petroleum Corp.	60,886	3,510,687
ONEOK, Inc.	37,412	2,119,764
Phillips 66	38,955	3,568,668
Pioneer Natural Resources Co.	19,921	3,973,044
Targa Resources Corp.	18,899	1,286,077
Valero Energy Corp.	32,362	3,464,028
Williams Cos., Inc. (The)	101,954	2,922,002
		112,631,861
Passenger Airlines - 0.2%
Alaska Air Group, Inc.*	10,676	479,673
American Airlines Group, Inc.*	54,400	804,032
Delta Air Lines, Inc.*	53,706	1,951,139
Southwest Airlines Co.	49,678	1,483,882
United Airlines Holdings, Inc.*	27,284	1,295,035
		6,013,761
Personal Care Products - 0.1%
Estee Lauder Cos., Inc. (The), Class A	19,462	3,581,592

Pharmaceuticals - 3.5%
Bristol-Myers Squibb Co.	177,968	11,468,258
Catalent, Inc.*	15,114	562,694
Eli Lilly & Co.	65,937	28,317,304
Johnson & Johnson	218,883	33,939,998
Merck & Co., Inc.	212,171	23,425,800
Organon & Co.	21,245	411,941
Pfizer, Inc.	469,796	17,861,644
Viatris, Inc.	101,557	929,246
Zoetis, Inc., Class A	38,967	6,352,011
		123,268,896
Professional Services - 0.7%
Automatic Data Processing, Inc.	34,773	7,267,209
Broadridge Financial Solutions, Inc.	9,746	1,429,933
Ceridian HCM Holding, Inc.*	12,899	797,803
CoStar Group, Inc.*	34,021	2,701,267
Equifax, Inc.	10,303	2,149,412
Jacobs Solutions, Inc.	10,614	1,163,295
Leidos Holdings, Inc.	11,493	897,144
Paychex, Inc.	26,872	2,819,679
Paycom Software, Inc.	3,927	1,100,071
Robert Half International, Inc.	9,070	589,731
Verisk Analytics, Inc., Class A	13,085	2,867,054
		23,782,598
Real Estate Management & Development - 0.1%
CBRE Group, Inc., Class A*	26,527	1,987,403

Residential REITs - 0.3%
AvalonBay Communities, Inc., REIT	11,729	2,040,611
Camden Property Trust, REIT	9,251	966,452
Equity Residential, REIT	28,444	1,729,395
Essex Property Trust, Inc., REIT	5,466	1,180,984
Invitation Homes, Inc., REIT	48,538	1,644,468
Mid-America Apartment Communities, Inc., REIT	9,650	1,419,129
UDR, Inc., REIT	25,854	1,025,628
		10,006,667
Retail REITs - 0.2%
Federal Realty Investment Trust, REIT	6,105	538,461
Kimco Realty Corp., REIT	51,752	951,202
Realty Income Corp., REIT	52,526	3,122,145
Regency Centers Corp., REIT	12,910	726,446
Simon Property Group, Inc., REIT	27,296	2,870,174
		8,208,428
Semiconductors & Semiconductor Equipment - 6.1%
Advanced Micro Devices, Inc.*	134,915	15,948,244
Analog Devices, Inc.	42,389	7,532,101
Applied Materials, Inc.	70,506	9,398,450
Broadcom, Inc.	34,981	28,263,249
Enphase Energy, Inc.*	11,424	1,986,405
First Solar, Inc.*	8,301	1,684,771
Intel Corp.	346,176	10,883,773
KLA Corp.	11,631	5,152,417
Lam Research Corp.	11,353	7,001,395
Microchip Technology, Inc.	45,831	3,449,241
Micron Technology, Inc.	91,326	6,228,433
Monolithic Power Systems, Inc.	3,725	1,824,915
NVIDIA Corp.	205,893	77,897,558
NXP Semiconductors NV	21,589	3,866,590
ON Semiconductor Corp.*	36,152	3,022,307
Qorvo, Inc.*	8,352	812,316
QUALCOMM, Inc.	93,368	10,588,865
Skyworks Solutions, Inc.	13,212	1,367,574
SolarEdge Technologies, Inc.*	4,686	1,334,713
Teradyne, Inc.	13,039	1,306,377
Texas Instruments, Inc.	75,911	13,199,405
		212,749,099
Software - 8.6%
Adobe, Inc.*	38,376	16,033,109
ANSYS, Inc.*	7,272	2,353,146
Autodesk, Inc.*	17,968	3,582,640
Cadence Design Systems, Inc.*	23,024	5,316,472
Fair Isaac Corp.*	2,136	1,682,463
Fortinet, Inc.*	54,218	3,704,716
Gen Digital, Inc.	47,647	835,728
Intuit, Inc.	23,482	9,841,776
Microsoft Corp.	622,918	204,560,042
Oracle Corp.	128,683	13,632,677
PTC, Inc.*	8,965	1,204,896
Roper Technologies, Inc.	8,935	4,058,456
Salesforce, Inc.*	83,640	18,683,503
ServiceNow, Inc.*	16,884	9,198,066
Synopsys, Inc.*	12,792	5,819,848
Tyler Technologies, Inc.*	3,495	1,387,375
		301,894,913
Specialized REITs - 0.9%
American Tower Corp., REIT	38,934	7,180,987
Crown Castle, Inc., REIT	36,241	4,102,844
Digital Realty Trust, Inc., REIT	24,148	2,474,204
Equinix, Inc., REIT	7,799	5,814,544
Extra Space Storage, Inc., REIT	11,266	1,625,346
Iron Mountain, Inc., REIT	24,391	1,302,967
Public Storage, REIT	13,155	3,726,812
SBA Communications Corp., Class A, REIT	9,089	2,015,758
VICI Properties, Inc., Class A, REIT	84,065	2,600,130

See accompanying notes to the financial statements.

Ultra S&P500®
Schedule of Portfolio Investments

May 31, 2023

Investments	Shares	Value ($)
Weyerhaeuser Co., REIT	61,253	1,755,511
		32,599,103
Specialty Retail - 1.7%
Advance Auto Parts, Inc.	4,935	359,712
AutoZone, Inc.*	1,528	3,647,091
Bath & Body Works, Inc.	19,039	670,934
Best Buy Co., Inc.	16,500	1,199,055
CarMax, Inc.*	13,151	949,634
Home Depot, Inc. (The)	85,315	24,182,537
Lowe's Cos., Inc.	50,594	10,175,971
O'Reilly Automotive, Inc.*	5,102	4,608,688
Ross Stores, Inc.	28,905	2,995,136
TJX Cos., Inc. (The)	96,592	7,417,300
Tractor Supply Co.	9,276	1,944,157
Ulta Beauty, Inc.*	4,313	1,767,597
		59,917,812
Technology Hardware, Storage & Peripherals - 6.5%
Apple, Inc.	1,244,782	220,637,609
Hewlett Packard Enterprise Co.	107,360	1,548,131
HP, Inc.	72,395	2,103,799
NetApp, Inc.	17,950	1,190,983
Seagate Technology Holdings plc	16,128	969,293
Western Digital Corp.*	26,773	1,036,918
		227,486,733
Textiles, Apparel & Luxury Goods - 0.4%
NIKE, Inc., Class B	104,279	10,976,407
Ralph Lauren Corp., Class A	3,454	367,195
Tapestry, Inc.	19,801	792,436
VF Corp.	27,732	477,545
		12,613,583
Tobacco - 0.5%
Altria Group, Inc.	149,339	6,633,638
Philip Morris International, Inc.	129,810	11,684,198
		18,317,836
Trading Companies & Distributors - 0.2%
Fastenal Co.	47,806	2,574,353
United Rentals, Inc.	5,821	1,942,991
WW Grainger, Inc.	3,741	2,427,984
		6,945,328
Water Utilities - 0.1%
American Water Works Co., Inc.	16,197	2,339,657

Wireless Telecommunication Services - 0.2%
T-Mobile US, Inc.*	49,538	6,799,090

TOTAL COMMON STOCKS (Cost $3,334,162,369)		2,925,059,716

SECURITIES LENDING REINVESTMENTS(d) - 0.0%(c)

INVESTMENT COMPANIES - 0.0%(c)
Invesco Government & Agency Portfolio, Institutional Class 5.04% (Cost $386,077)	386,077	386,077

Investments	Principal Amount ($)	Value ($)
SHORT-TERM INVESTMENTS - 13.9%

REPURCHASE AGREEMENTS(e) - 4.1%
Repurchase Agreements with various counterparties, rates 4.95% - 5.05%, dated 5/31/2023, due 6/1/2023, total to be received $145,073,390
(Cost $145,053,086)	145,053,086	145,053,086

U.S. TREASURY OBLIGATIONS(a) - 9.8%
U.S. Treasury Bills
4.76%, 9/21/2023(f)	150,000,000	147,623,967
4.80%, 9/28/2023(f)	150,000,000	147,503,479
5.36%, 11/24/2023(f)	50,000,000	48,728,848
TOTAL U.S. TREASURY OBLIGATIONS (Cost $344,233,352)		343,856,294

TOTAL SHORT-TERM INVESTMENTS (Cost $489,286,438)		488,909,380
Total Investments - 97.2% (Cost $3,823,834,884)		3,414,355,173
Other assets less liabilities - 2.8%		98,001,370
Net Assets - 100.0%		3,512,356,543

*	Non-income producing security.
(a)	All or a portion of these securities are segregated in connection with obligations for swaps with a total value of $589,705,754.
(b)	The security or a portion of this security is on loan at May 31, 2023. The total value of securities on loan at May 31, 2023 was $776,429, collateralized in the form of cash with a value of $386,077 that was reinvested in the securities shown in the Securities Lending Reinvestment section of the Schedule of Portfolio Investments and $436,176 of collateral in the form of U.S. Government Treasury Securities, interest rates ranging from 0.00% – 5.25%, and maturity dates ranging from July 15, 2023 – November 15, 2052. The total value of collateral is $822,253.
(c)	Represents less than 0.05% of net assets.
(d)	The security was purchased with cash collateral held from securities on loan at May 31, 2023. The total value of securities purchased was $386,077.
(e)	The Fund invests in Repurchase Agreements jointly with other funds in the Trust. See "Repurchase Agreements" in the Notes to Financial Statements to view the details of each individual agreement and counterparty as well as a description of the securities subject to repurchase.
(f)	The rate shown was the current yield as of May 31, 2023.

As of May 31, 2023, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investment securities and derivative instruments, if applicable, for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$149,964,315
Aggregate gross unrealized depreciation	(569,885,053)
Net unrealized depreciation	$(419,920,738)
Federal income tax cost	$3,862,849,770

See accompanying notes to the financial statements.

Ultra S&P500®
Schedule of Portfolio Investments

May 31, 2023

Futures Contracts Purchased

Ultra S&P500® had the following open long futures contracts as of May 31, 2023:

	Number of Contracts	Expiration Date	Trading Currency	Notional Amount	Value and Unrealized Appreciation
S&P 500 E-Mini Index	653	6/16/2023	USD	$136,819,825	$8,655,175

Swap Agreementsa

Ultra S&P500® had the following open non-exchange traded total return swap agreements as of May 31, 2023:

Notional Amount ($)	Termination Date[b]	Counterparty	Rate Paid (Received)[c]	Reference Instrument	Value and Unrealized Appreciation/ (Depreciation)[d] ($)	Financial Instruments for the Benefit of (the Fund)/ the Counterparty ($)	Cash Collateral for the Benefit of (the Fund)/ the Counterparty ($)	Net Amount[e] ($)
439,906,208	3/6/2025	Bank of America NA	5.43%	S&P 500®	1,272,712	(1,272,712)	—	—

713,066,459	2/11/2025	BNP Paribas SA	5.68%	S&P 500®	5,991,607	(5,991,607)	—	—

300,680,251	3/6/2025	Citibank NA	5.74%	S&P 500®	2,962,862	(2,962,862)	—	—

550,337,317	4/8/2024	Goldman Sachs International	5.68%	S&P 500®	30,545,768
666,275,676	11/7/2024	Goldman Sachs International	5.59%	SPDR® S&P 500® ETF Trust	18,716,160
1,216,612,993					49,261,928	(49,261,928)	—	—
196,661,001	11/7/2023	J.P. Morgan Securities	5.48%	S&P 500®	1,140,841	(1,140,841)	—	—

297,620,615	3/6/2025	Morgan Stanley & Co. International plc	5.63%	S&P 500®	3,238,174	—	(3,238,174)	—

515,569,491	11/6/2023	Societe Generale	5.58%	S&P 500®	(51,516,005)	50,690,476	825,529	—

282,782,219	11/7/2024	UBS AG	5.58%	S&P 500®	7,566,565	(7,566,565)	—	—

3,962,899,237					19,918,684
				Total Unrealized Appreciation	71,434,689
				Total Unrealized Depreciation	(51,516,005)

[a]	The Fund's Swap Agreements are not accounted for as hedging instruments under ASC 815.
[b]	Agreements may be terminated at will by either party without penalty. Payment is due at termination/maturity.
[c]	Reflects the floating financing rate, as of May 31, 2023, on the notional amount of the swap agreement paid to the counterparty or received from the counterparty, excluding any commissions. This amount is included as part of the unrealized appreciation/(depreciation).
[d]	The Fund discloses amounts due to the Fund from the counterparty (unrealized appreciation on swap agreements) at period end as an asset on its Statement of Assets and Liabilities. Amounts due to the counterparty from the Fund (unrealized depreciation on swap agreements) are disclosed as a liability on its Statement of Assets and Liabilities. The Fund presents these amounts on a gross basis and does not offset or "net" these amounts on its Statement of Assets and Liabilities.
[e]	Represents the "uncollateralized" amount due from or (to) the counterparty at period end. These amounts could be due to timing differences between the movement of collateral in relation to market movements, or due to agreement provisions allowing minimum "thresholds" that would need to be exceeded prior to the movement of collateral. To the extent that a net amount is due from a counterparty, the Fund would be exposed to the counterparty by such amount and could suffer losses or delays in recovery of that amount in the event of a counterparty default.

Abbreviations
USD	U.S. Dollar

See accompanying notes to the financial statements.

Ultra SmallCap600

Schedule of Portfolio Investments

May 31, 2023

Investments	Shares	Value ($)

COMMON STOCKS - 89.9%

Aerospace & Defense - 1.3%
AAR Corp.*	893	44,748
Aerojet Rocketdyne Holdings, Inc.*	2,068	112,665
AeroVironment, Inc.*	686	64,079
Kaman Corp.	764	15,876
Moog, Inc., Class A	783	76,116
National Presto Industries, Inc.	139	10,361
Triumph Group, Inc.*	1,774	19,851
		343,696
Air Freight & Logistics - 0.5%
Forward Air Corp.	725	70,521
Hub Group, Inc., Class A*	891	65,542
		136,063
Automobile Components - 1.1%
American Axle & Manufacturing Holdings, Inc.*	3,126	21,100
Dorman Products, Inc.*	772	63,343
Gentherm, Inc.*	906	49,794
LCI Industries	694	74,980
Patrick Industries, Inc.	587	38,466
Standard Motor Products, Inc.	512	18,084
XPEL, Inc.*(a)	535	36,845
		302,612
Automobiles - 0.2%
Winnebago Industries, Inc.	833	46,348

Banks - 7.7%
Ameris Bancorp	1,779	56,145
Atlantic Union Bankshares Corp.	2,038	52,091
Axos Financial, Inc.*	1,457	55,104
Banc of California, Inc.	1,498	16,014
BancFirst Corp.	475	40,171
Bancorp, Inc. (The)*	1,519	46,876
BankUnited, Inc.	2,065	39,070
Banner Corp.	933	40,371
Berkshire Hills Bancorp, Inc.	1,210	24,744
Brookline Bancorp, Inc.	2,395	19,687
Capitol Federal Financial, Inc.	3,455	20,661
Central Pacific Financial Corp.	737	10,768
City Holding Co.	405	34,907
Community Bank System, Inc.	1,466	72,479
Customers Bancorp, Inc.*	830	19,107
CVB Financial Corp.	3,586	43,068
Dime Community Bancshares, Inc.	884	14,321
Eagle Bancorp, Inc.	855	17,040
FB Financial Corp.	956	25,487
First Bancorp	1,111	33,441
First Bancorp	4,985	55,633
First Commonwealth Financial Corp.	2,808	35,521
First Financial Bancorp	2,588	49,068
First Hawaiian, Inc.	3,475	57,303
Hanmi Financial Corp.	832	11,981
Heritage Financial Corp.	958	15,663
Hilltop Holdings, Inc.	1,253	36,989
HomeStreet, Inc.	485	2,541
Hope Bancorp, Inc.	3,260	26,145
Independent Bank Corp.	1,245	54,954
Independent Bank Group, Inc.	967	32,269
Lakeland Financial Corp.	692	34,759
National Bank Holdings Corp., Class A	1,026	30,708
NBT Bancorp, Inc.	1,169	39,220
Northfield Bancorp, Inc.	1,139	11,652
Northwest Bancshares, Inc.	3,466	36,428
OFG Bancorp	1,298	31,489
Pacific Premier Bancorp, Inc.	2,593	48,826
PacWest Bancorp	3,219	20,763
Park National Corp.	395	39,006
Pathward Financial, Inc.	752	33,043
Preferred Bank	360	16,603
Provident Financial Services, Inc.	2,054	32,617
Renasant Corp.	1,527	39,885
S&T Bancorp, Inc.	1,064	28,536
Seacoast Banking Corp. of Florida	2,282	47,192
ServisFirst Bancshares, Inc.	1,334	53,760
Simmons First National Corp., Class A	3,466	56,392
Southside Bancshares, Inc.(b)	818	21,677
Stellar Bancorp, Inc.	1,228	28,563
Tompkins Financial Corp.	342	17,887
Triumph Financial, Inc.*	617	32,035
TrustCo Bank Corp.	519	14,340
Trustmark Corp.	1,664	34,744
United Community Banks, Inc.	3,136	70,905
Veritex Holdings, Inc.	1,474	25,456
Washington Federal, Inc.	1,785	46,428
Westamerica Bancorp	734	27,767
WSFS Financial Corp.	1,681	56,213
		2,036,513
Beverages - 0.3%
MGP Ingredients, Inc.	420	39,925
National Beverage Corp.*	637	31,481
		71,406
Biotechnology - 2.1%
Anika Therapeutics, Inc.*	399	10,809
Arcus Biosciences, Inc.*	1,422	29,208
Avid Bioservices, Inc.*(b)	1,700	26,265
Catalyst Pharmaceuticals, Inc.*	2,612	30,169
Coherus Biosciences, Inc.*	1,761	7,202
Cytokinetics, Inc.*	2,582	97,316
Dynavax Technologies Corp.*	3,237	36,999
Eagle Pharmaceuticals, Inc.*	284	5,893
Emergent BioSolutions, Inc.*	1,211	10,330
Enanta Pharmaceuticals, Inc.*	536	12,585
Ironwood Pharmaceuticals, Inc., Class A*	3,641	39,614
iTeos Therapeutics, Inc.*	670	10,908
Myriad Genetics, Inc.*	2,211	48,775
REGENXBIO, Inc.*	1,028	17,712
uniQure NV*	1,124	21,682
Vanda Pharmaceuticals, Inc.*	1,549	9,216
Vericel Corp.*	1,288	41,371
Vir Biotechnology, Inc.*	2,070	55,207
Xencor, Inc.*	1,635	44,308
		555,569
Broadline Retail - 0.0%(c)
Big Lots, Inc.(b)	790	3,966

Building Products - 1.6%
AAON, Inc.	1,147	99,342
American Woodmark Corp.*	453	26,954
Apogee Enterprises, Inc.	606	22,367

See accompanying notes to the financial statements.

Ultra SmallCap600

Schedule of Portfolio Investments

May 31, 2023

Investments	Shares	Value ($)
AZZ, Inc.	679	23,704
Gibraltar Industries, Inc.*	845	44,193
Griffon Corp.	1,295	40,818
Insteel Industries, Inc.	531	15,893
Masterbrand, Inc.*	3,499	36,320
PGT Innovations, Inc.*	1,637	40,712
Quanex Building Products Corp.	907	19,056
Resideo Technologies, Inc.*	3,979	63,783
		433,142
Capital Markets - 0.9%
Avantax, Inc.*	1,086	22,980
B Riley Financial, Inc.	437	15,811
Brightsphere Investment Group, Inc.	882	18,954
Donnelley Financial Solutions, Inc.*	683	30,291
Piper Sandler Cos.	374	47,636
StoneX Group, Inc.*	479	38,459
Virtus Investment Partners, Inc.	185	35,294
WisdomTree, Inc.	3,038	20,659
		230,084
Chemicals - 2.5%
AdvanSix, Inc.	752	24,741
American Vanguard Corp.	759	12,949
Balchem Corp.	877	108,423
FutureFuel Corp.	704	5,977
Hawkins, Inc.	517	24,268
HB Fuller Co.	1,465	92,207
Innospec, Inc.	676	62,435
Koppers Holdings, Inc.	570	16,507
Livent Corp.*	4,894	112,807
Mativ Holdings, Inc.	1,499	22,575
Minerals Technologies, Inc.	885	49,215
Quaker Chemical Corp.	372	70,609
Rayonier Advanced Materials, Inc.*	1,745	5,933
Stepan Co.	576	52,963
Trinseo plc	954	11,849
		673,458
Commercial Services & Supplies - 1.9%
ABM Industries, Inc.	1,803	79,621
Brady Corp., Class A	1,261	60,124
CoreCivic, Inc., REIT*	3,137	27,041
Deluxe Corp.	1,177	17,914
GEO Group, Inc. (The)*	3,387	25,267
Harsco Corp.*	2,168	18,341
Healthcare Services Group, Inc.	2,021	27,304
HNI Corp.	1,261	32,156
Interface, Inc., Class A	1,587	10,998
Liquidity Services, Inc.*	655	9,910
Matthews International Corp., Class A	830	31,955
MillerKnoll, Inc.	2,062	27,940
OPENLANE, Inc.*	2,971	44,624
Pitney Bowes, Inc.	4,415	14,658
UniFirst Corp.	412	70,497
Viad Corp.*	564	13,096
		511,446
Communications Equipment - 1.6%
ADTRAN Holdings, Inc.	1,928	17,178
Clearfield, Inc.*	345	13,493
Comtech Telecommunications Corp.	758	8,702
Digi International, Inc.*	975	35,051
Extreme Networks, Inc.*	3,525	72,615
Harmonic, Inc.*	2,998	52,795
NETGEAR, Inc.*	788	11,056
NetScout Systems, Inc.*	1,839	56,126
Viasat, Inc.*	2,084	92,967
Viavi Solutions, Inc.*	6,133	60,349
		420,332
Construction & Engineering - 1.6%
Arcosa, Inc.	1,319	86,606
Comfort Systems USA, Inc.	976	144,428
Dycom Industries, Inc.*	806	81,753
Granite Construction, Inc.	1,193	43,175
MYR Group, Inc.*	453	57,757
		413,719
Consumer Finance - 0.8%
Bread Financial Holdings, Inc.	1,360	38,325
Encore Capital Group, Inc.*	638	27,479
Enova International, Inc.*	852	39,635
EZCORP, Inc., Class A*	1,437	11,984
Green Dot Corp., Class A*	1,277	23,280
LendingTree, Inc.*	297	5,432
PRA Group, Inc.*	1,063	19,878
PROG Holdings, Inc.*	1,365	44,540
World Acceptance Corp.*	91	10,118
		220,671
Consumer Staples Distribution & Retail - 0.7%
Andersons, Inc. (The)	849	33,119
Chefs' Warehouse, Inc. (The)*	929	28,901
PriceSmart, Inc.	686	49,721
SpartanNash Co.	962	22,030
United Natural Foods, Inc.*	1,632	43,591
		177,362
Containers & Packaging - 0.4%
Myers Industries, Inc.	996	18,625
O-I Glass, Inc.*	4,212	87,273
		105,898
Diversified Consumer Services - 1.0%
Adtalem Global Education, Inc.*	1,240	51,460
Frontdoor, Inc.*	2,223	68,535
Mister Car Wash, Inc.*	2,164	17,853
Perdoceo Education Corp.*	1,833	21,611
Strategic Education, Inc.	607	47,898
Stride, Inc.*	1,117	45,138
		252,495
Diversified REITs - 0.8%
Alexander & Baldwin, Inc., REIT	1,978	36,237
American Assets Trust, Inc., REIT	1,425	27,146
Armada Hoffler Properties, Inc., REIT	1,848	20,402
Essential Properties Realty Trust, Inc., REIT	3,885	92,968
Global Net Lease, Inc., REIT	2,830	27,225
		203,978
Diversified Telecommunication Services - 0.5%
ATN International, Inc.	292	10,959
Cogent Communications Holdings, Inc.	1,166	71,732
Consolidated Communications Holdings, Inc.*	2,015	7,355
Lumen Technologies, Inc.	25,141	49,779
		139,825

See accompanying notes to the financial statements.

Ultra SmallCap600

Schedule of Portfolio Investments

May 31, 2023

Investments	Shares	Value ($)
Electric Utilities - 0.3%
Otter Tail Corp.	1,136	84,303

Electrical Equipment - 0.4%
Encore Wire Corp.	500	81,835
Powell Industries, Inc.	249	14,317
		96,152
Electronic Equipment, Instruments & Components - 4.1%
Advanced Energy Industries, Inc.	1,020	100,113
Arlo Technologies, Inc.*	2,414	23,344
Badger Meter, Inc.	799	110,158
Benchmark Electronics, Inc.	960	22,666
CTS Corp.	870	39,733
ePlus, Inc.*	734	36,252
Fabrinet*	999	113,107
FARO Technologies, Inc.*	512	7,726
Insight Enterprises, Inc.*	827	111,827
Itron, Inc.*	1,233	83,511
Knowles Corp.*	2,489	44,752
Methode Electronics, Inc.	985	42,404
OSI Systems, Inc.*	428	50,936
PC Connection, Inc.	308	13,851
Plexus Corp.*	756	68,554
Rogers Corp.*	513	80,782
Sanmina Corp.*	1,592	84,440
ScanSource, Inc.*	692	19,902
TTM Technologies, Inc.*	2,789	38,209
		1,092,267
Energy Equipment & Services - 1.7%
Archrock, Inc.	3,651	32,859
Bristow Group, Inc., Class A*	642	15,697
Core Laboratories, Inc.	1,272	27,819
DMC Global, Inc.*	506	8,207
Dril-Quip, Inc.*	925	20,674
Helix Energy Solutions Group, Inc.*	3,894	24,454
Helmerich & Payne, Inc.	2,850	88,008
Nabors Industries Ltd.*	245	20,506
NexTier Oilfield Solutions, Inc.*	4,354	32,829
Oceaneering International, Inc.*	2,736	41,888
Oil States International, Inc.*	1,744	11,092
Patterson-UTI Energy, Inc.	5,916	57,622
ProPetro Holding Corp.*	2,625	17,509
RPC, Inc.	2,270	15,095
US Silica Holdings, Inc.*	2,066	23,408
		437,667
Entertainment - 0.2%
Cinemark Holdings, Inc.*	2,924	46,813
Marcus Corp. (The)	666	10,177
		56,990
Financial Services - 1.5%
EVERTEC, Inc.	1,779	61,340
Mr Cooper Group, Inc.*	1,891	87,478
NMI Holdings, Inc., Class A*	2,280	57,342
Payoneer Global, Inc.*	5,446	22,601
Radian Group, Inc.	4,285	109,439
Walker & Dunlop, Inc.	838	61,333
		399,533
Food Products - 1.9%
B&G Foods, Inc.(b)	1,955	25,043
Calavo Growers, Inc.	484	15,648
Cal-Maine Foods, Inc.	1,035	49,214
Fresh Del Monte Produce, Inc.	835	22,011
Hain Celestial Group, Inc. (The)*	2,440	29,792
Hostess Brands, Inc., Class A*	3,653	90,887
J & J Snack Foods Corp.	409	62,966
John B Sanfilippo & Son, Inc.	244	28,360
Seneca Foods Corp., Class A*	145	6,705
Simply Good Foods Co. (The)*	2,307	83,490
Tootsie Roll Industries, Inc.	498	19,457
TreeHouse Foods, Inc.*	1,377	65,201
		498,774
Gas Utilities - 0.4%
Chesapeake Utilities Corp.	484	61,807
Northwest Natural Holding Co.	958	40,906
		102,713
Ground Transportation - 0.7%
ArcBest Corp.	661	55,378
Heartland Express, Inc.	1,271	19,828
Marten Transport Ltd.	1,571	33,227
RXO, Inc.*	3,176	66,283
		174,716
Health Care Equipment & Supplies - 2.8%
AngioDynamics, Inc.*	1,068	10,103
Artivion, Inc.*	1,100	16,478
Avanos Medical, Inc.*	1,269	31,091
CONMED Corp.	832	100,922
Cutera, Inc.*	487	8,186
Embecta Corp.	1,561	43,193
Glaukos Corp.*	1,302	74,240
Heska Corp.*	278	33,285
Inogen, Inc.*	625	6,581
Integer Holdings Corp.*	904	74,001
LeMaitre Vascular, Inc.	528	33,180
Merit Medical Systems, Inc.*	1,553	127,967
Mesa Laboratories, Inc.	137	17,740
NuVasive, Inc.*	1,422	54,264
OraSure Technologies, Inc.*	1,981	9,964
Orthofix Medical, Inc.*	933	17,438
Tandem Diabetes Care, Inc.*	1,754	45,586
Varex Imaging Corp.*	1,094	24,112
Zynex, Inc.*(b)	593	5,562
		733,893
Health Care Providers & Services - 2.9%
AdaptHealth Corp., Class A*	2,095	21,956
Addus HomeCare Corp.*	440	39,666
Agiliti, Inc.*	910	14,897
AMN Healthcare Services, Inc.*	1,182	112,243
Apollo Medical Holdings, Inc.*	1,068	33,770
Community Health Systems, Inc.*	3,418	11,177
CorVel Corp.*	248	48,469
Cross Country Healthcare, Inc.*	967	24,658
Enhabit, Inc.*	1,354	14,569
Ensign Group, Inc. (The)	1,521	134,776
Fulgent Genetics, Inc.*	538	21,396
ModivCare, Inc.*	347	15,591
NeoGenomics, Inc.*	3,446	59,202
Owens & Minor, Inc.*	2,080	42,245
Pediatrix Medical Group, Inc.*	2,235	29,726
RadNet, Inc.*	1,330	38,490
Select Medical Holdings Corp.	2,841	77,758
US Physical Therapy, Inc.	395	40,349
		780,938
Health Care REITs - 0.5%
CareTrust REIT, Inc., REIT	2,715	52,671

See accompanying notes to the financial statements.

Ultra SmallCap600

Schedule of Portfolio Investments

May 31, 2023

Investments	Shares	Value ($)
Community Healthcare Trust, Inc., REIT	642	21,058
LTC Properties, Inc., REIT	1,105	35,481
Universal Health Realty Income Trust, REIT	346	15,113
		124,323
Health Care Technology - 0.6%
Certara, Inc.*	2,877	59,784
Computer Programs and Systems, Inc.*	388	9,258
HealthStream, Inc.	659	15,170
NextGen Healthcare, Inc.*	1,459	22,717
Simulations Plus, Inc.	438	19,355
Veradigm, Inc.*	2,981	35,116
		161,400
Hotel & Resort REITs - 1.0%
Chatham Lodging Trust, REIT	1,332	12,507
DiamondRock Hospitality Co., REIT	5,713	44,847
Pebblebrook Hotel Trust, REIT	3,587	48,640
Service Properties Trust, REIT	4,517	37,085
Summit Hotel Properties, Inc., REIT	2,917	19,106
Sunstone Hotel Investors, Inc., REIT	5,741	56,664
Xenia Hotels & Resorts, Inc., REIT	3,106	36,185
		255,034
Hotels, Restaurants & Leisure - 2.1%
BJ's Restaurants, Inc.*	638	19,000
Bloomin' Brands, Inc.	2,395	57,217
Brinker International, Inc.*	1,202	43,969
Cheesecake Factory, Inc. (The)	1,305	40,886
Chuy's Holdings, Inc.*	491	18,088
Cracker Barrel Old Country Store, Inc.	606	59,400
Dave & Buster's Entertainment, Inc.*	1,146	36,844
Dine Brands Global, Inc.	428	25,607
El Pollo Loco Holdings, Inc.	536	4,899
Golden Entertainment, Inc.*	599	25,242
Jack in the Box, Inc.	562	48,647
Monarch Casino & Resort, Inc.	362	23,490
Ruth's Hospitality Group, Inc.	827	17,723
Sabre Corp.*	8,959	27,773
Shake Shack, Inc., Class A*	1,018	67,361
Six Flags Entertainment Corp.*	2,019	51,585
		567,731
Household Durables - 2.7%
Cavco Industries, Inc.*	221	55,025
Century Communities, Inc.	772	49,122
Ethan Allen Interiors, Inc.	622	15,569
Green Brick Partners, Inc.*	741	35,472
Installed Building Products, Inc.	640	66,906
iRobot Corp.*	743	26,339
La-Z-Boy, Inc.	1,177	31,449
LGI Homes, Inc.*	559	63,597
M/I Homes, Inc.*	748	52,861
MDC Holdings, Inc.	1,584	63,804
Meritage Homes Corp.	998	115,099
Sonos, Inc.*	3,475	50,492
Tri Pointe Homes, Inc.*	2,753	80,415
		706,150
Household Products - 0.4%
Central Garden & Pet Co.*	264	9,583
Central Garden & Pet Co., Class A*	1,123	38,575
WD-40 Co.	371	70,360
		118,518
Industrial REITs - 0.5%
Innovative Industrial Properties, Inc., REIT	763	50,434
LXP Industrial Trust, REIT	7,523	77,788
		128,222
Insurance - 2.2%
Ambac Financial Group, Inc.*	1,227	17,092
American Equity Investment Life Holding Co.	1,894	74,718
AMERISAFE, Inc.	523	26,704
Assured Guaranty Ltd.	1,636	84,663
Employers Holdings, Inc.	742	26,831
Genworth Financial, Inc., Class A*	13,517	72,316
HCI Group, Inc.(b)	185	9,785
Horace Mann Educators Corp.	1,116	33,536
James River Group Holdings Ltd.	1,022	19,561
Mercury General Corp.	725	21,757
Palomar Holdings, Inc.*	688	37,606
ProAssurance Corp.	1,472	17,885
Safety Insurance Group, Inc.	402	29,274
SiriusPoint Ltd.*	2,318	21,580
Stewart Information Services Corp.	740	33,181
Trupanion, Inc.*(b)	959	21,549
United Fire Group, Inc.	591	12,695
Universal Insurance Holdings, Inc.	749	10,748
		571,481
Interactive Media & Services - 0.5%
Cars.com, Inc.*	1,690	29,828
QuinStreet, Inc.*	1,380	12,724
Shutterstock, Inc.	655	32,599
Yelp, Inc., Class A*	1,902	63,717
		138,868
IT Services - 0.3%
Perficient, Inc.*	945	72,264

Leisure Products - 0.2%
Sturm Ruger & Co., Inc.	482	24,852
Vista Outdoor, Inc.*	1,544	41,117
		65,969
Life Sciences Tools & Services - 0.1%
BioLife Solutions, Inc.*	933	21,786
Cytek Biosciences, Inc.*	2,179	17,018
		38,804
Machinery - 4.9%
3D Systems Corp.*	3,579	29,348
Alamo Group, Inc.	281	46,775
Albany International Corp., Class A	849	72,097
Astec Industries, Inc.	620	22,853
Barnes Group, Inc.	1,380	54,303
CIRCOR International, Inc.*	556	16,113
Enerpac Tool Group Corp., Class A	1,554	39,503
EnPro Industries, Inc.	568	57,413
ESCO Technologies, Inc.	704	63,360
Federal Signal Corp.	1,654	87,646
Franklin Electric Co., Inc.	1,062	96,600
Greenbrier Cos., Inc. (The)	894	24,290
Hillenbrand, Inc.	1,893	90,807
John Bean Technologies Corp.	869	92,644

See accompanying notes to the financial statements.

Ultra SmallCap600

Schedule of Portfolio Investments

May 31, 2023

Investments	Shares	Value ($)
Kennametal, Inc.	2,197	54,749
Lindsay Corp.	300	35,340
Mueller Industries, Inc.	1,552	115,252
Proto Labs, Inc.*	740	22,762
SPX Technologies, Inc.*	1,233	94,152
Standex International Corp.	326	44,398
Tennant Co.	507	37,062
Titan International, Inc.*	1,389	13,737
Trinity Industries, Inc.	2,221	46,974
Wabash National Corp.	1,301	30,508
		1,288,686
Marine Transportation - 0.3%
Matson, Inc.	1,031	70,448

Media - 0.4%
AMC Networks, Inc., Class A*	765	8,652
EW Scripps Co. (The), Class A*	1,581	12,458
Gannett Co., Inc.*	3,986	8,849
Scholastic Corp.	807	34,281
TechTarget, Inc.*	729	25,326
Thryv Holdings, Inc.*	837	19,502
		109,068
Metals & Mining - 1.9%
Arconic Corp.*	2,769	80,052
ATI, Inc.*	3,531	122,102
Carpenter Technology Corp.	1,324	60,388
Century Aluminum Co.*	1,396	10,945
Compass Minerals International, Inc.	931	29,541
Haynes International, Inc.	344	14,936
Kaiser Aluminum Corp.	435	26,274
Materion Corp.	560	56,190
Olympic Steel, Inc.	261	10,915
SunCoke Energy, Inc.	2,276	15,454
TimkenSteel Corp.*	1,080	18,392
Tredegar Corp.	686	4,823
Warrior Met Coal, Inc.	1,409	46,187
		496,199
Mortgage Real Estate Investment Trusts (REITs) - 1.0%
Apollo Commercial Real Estate Finance, Inc.	3,546	35,779
ARMOUR Residential REIT, Inc.(b)	4,445	22,314
Ellington Financial, Inc.	1,725	21,632
Franklin BSP Realty Trust, Inc.	2,250	30,353
Invesco Mortgage Capital, Inc.	969	10,271
KKR Real Estate Finance Trust, Inc.	1,584	17,788
New York Mortgage Trust, Inc.	2,531	24,728
PennyMac Mortgage Investment Trust	2,426	28,239
Ready Capital Corp.(b)	2,684	27,135
Redwood Trust, Inc.	3,096	18,328
Two Harbors Investment Corp.	2,634	32,767
		269,334
Multi-Utilities - 0.4%
Avista Corp.	2,013	83,238
Unitil Corp.	438	23,078
		106,316
Office REITs - 0.6%
Brandywine Realty Trust, REIT	4,681	18,256
Easterly Government Properties, Inc., Class A, REIT	2,478	34,395
Hudson Pacific Properties, Inc., REIT	3,502	16,354
JBG SMITH Properties, REIT	2,701	38,246
Office Properties Income Trust, REIT	1,325	9,593
Orion Office REIT, Inc., REIT	1,545	8,575
SL Green Realty Corp., REIT(b)	1,757	40,639
		166,058
Oil, Gas & Consumable Fuels - 2.2%
Callon Petroleum Co.*	1,395	42,729
Civitas Resources, Inc.	1,417	94,656
Comstock Resources, Inc.(b)	2,499	23,291
CONSOL Energy, Inc.	891	48,078
CVR Energy, Inc.	796	18,634
Dorian LPG Ltd.	870	20,080
Green Plains, Inc.*	1,618	46,922
Northern Oil and Gas, Inc.	2,214	66,221
Par Pacific Holdings, Inc.*	1,514	32,278
Ranger Oil Corp., Class A	522	19,183
REX American Resources Corp.*	418	13,769
SM Energy Co.	3,350	88,072
Talos Energy, Inc.*	1,780	21,912
Vital Energy, Inc.*	459	19,044
World Fuel Services Corp.	1,689	38,627
		593,496
Paper & Forest Products - 0.2%
Clearwater Paper Corp.*	457	13,888
Mercer International, Inc.	1,101	9,535
Sylvamo Corp.	872	34,374
		57,797
Passenger Airlines - 0.4%
Allegiant Travel Co.*	427	41,628
Hawaiian Holdings, Inc.*	1,403	11,238
SkyWest, Inc.*	1,381	41,306
Sun Country Airlines Holdings, Inc.*	889	16,713
		110,885
Personal Care Products - 1.3%
Edgewell Personal Care Co.	1,403	54,647
elf Beauty, Inc.*	1,381	143,652
Inter Parfums, Inc.	487	61,167
Medifast, Inc.	298	23,452
Nu Skin Enterprises, Inc., Class A	1,348	44,929
USANA Health Sciences, Inc.*	304	18,444
		346,291
Pharmaceuticals - 1.5%
Amphastar Pharmaceuticals, Inc.*	1,029	45,657
ANI Pharmaceuticals, Inc.*	333	15,032
Cara Therapeutics, Inc.*	1,232	3,918
Collegium Pharmaceutical, Inc.*	916	20,216
Corcept Therapeutics, Inc.*	2,449	57,527
Harmony Biosciences Holdings, Inc.*	809	27,975
Innoviva, Inc.*	1,714	23,122
Ligand Pharmaceuticals, Inc.*	438	30,695
Pacira BioSciences, Inc.*	1,252	47,614
Phibro Animal Health Corp., Class A	555	7,381
Prestige Consumer Healthcare, Inc.*	1,356	77,604
Supernus Pharmaceuticals, Inc.*	1,475	48,881
		405,622

See accompanying notes to the financial statements.

Ultra SmallCap600

Schedule of Portfolio Investments

May 31, 2023

Investments	Shares	Value ($)
Professional Services - 1.1%
CSG Systems International, Inc.	821	39,392
Forrester Research, Inc.*	307	8,811
Heidrick & Struggles International, Inc.	542	13,143
Kelly Services, Inc., Class A	944	16,501
Korn Ferry	1,438	67,586
NV5 Global, Inc.*	340	30,811
Resources Connection, Inc.	872	13,324
TrueBlue, Inc.*	893	14,770
TTEC Holdings, Inc.	516	16,368
Verra Mobility Corp., Class A*	3,803	67,047
		287,753
Real Estate Management & Development - 0.7%
Anywhere Real Estate, Inc.*	2,987	18,131
Cushman & Wakefield plc*	4,435	35,170
Douglas Elliman, Inc.	1,840	5,354
Kennedy-Wilson Holdings, Inc.	3,196	49,314
Marcus & Millichap, Inc.	677	19,870
RE/MAX Holdings, Inc., Class A	498	9,308
St Joe Co. (The)	923	42,929
		180,076
Residential REITs - 0.5%
Centerspace, REIT	411	24,171
Elme Communities, REIT	2,388	36,083
NexPoint Residential Trust, Inc., REIT	626	25,691
Veris Residential, Inc., REIT*	2,162	34,938
		120,883
Retail REITs - 1.3%
Acadia Realty Trust, REIT	2,591	33,346
Getty Realty Corp., REIT	1,160	39,753
Retail Opportunity Investments Corp., REIT	3,398	41,456
RPT Realty, REIT	2,326	21,678
Saul Centers, Inc., REIT	352	11,901
SITE Centers Corp., REIT	5,005	59,660
Tanger Factory Outlet Centers, Inc., REIT	2,847	57,993
Urban Edge Properties, REIT	3,204	42,709
Urstadt Biddle Properties, Inc., Class A, REIT	790	15,287
Whitestone REIT, REIT	1,267	11,124
		334,907
Semiconductors & Semiconductor Equipment - 4.2%
Alpha & Omega Semiconductor Ltd.*	611	16,919
Axcelis Technologies, Inc.*	894	140,850
CEVA, Inc.*	633	15,838
Cohu, Inc.*	1,300	49,842
Diodes, Inc.*	1,241	111,491
FormFactor, Inc.*	2,102	65,772
Ichor Holdings Ltd.*	787	23,846
Kulicke & Soffa Industries, Inc.	1,547	81,805
MaxLinear, Inc., Class A*	1,977	57,748
Onto Innovation, Inc.*	1,351	145,030
PDF Solutions, Inc.*	806	34,054
Photronics, Inc.*	1,684	35,751
Rambus, Inc.*	2,933	187,595
Semtech Corp.*	1,742	37,871
SMART Global Holdings, Inc.*	1,342	30,302
Ultra Clean Holdings, Inc.*	1,241	42,541
Veeco Instruments, Inc.*	1,403	34,247
		1,111,502
Software - 2.8%
8x8, Inc.*	3,084	12,583
A10 Networks, Inc.	1,750	26,058
Adeia, Inc.	2,866	28,115
Agilysys, Inc.*	543	40,367
Alarm.com Holdings, Inc.*	1,362	68,400
Cerence, Inc.*	1,098	31,315
Consensus Cloud Solutions, Inc.*	481	17,532
Digital Turbine, Inc.*	2,463	22,512
DoubleVerify Holdings, Inc.*	2,388	83,270
Ebix, Inc.	641	12,769
InterDigital, Inc.	735	61,034
LivePerson, Inc.*	1,911	7,032
LiveRamp Holdings, Inc.*	1,766	42,984
N-able, Inc.*	1,837	26,085
OneSpan, Inc.*	963	14,580
Progress Software Corp.	1,183	70,980
SPS Commerce, Inc.*	983	153,151
Xperi, Inc.*	1,147	13,569
		732,336
Specialized REITs - 0.6%
Four Corners Property Trust, Inc., REIT	2,289	58,827
Outfront Media, Inc., REIT	3,986	57,080
Safehold, Inc., REIT	1,042	26,904
Uniti Group, Inc., REIT	6,472	24,076
		166,887
Specialty Retail - 4.0%
Aaron's Co., Inc. (The)	840	10,282
Abercrombie & Fitch Co., Class A*	1,337	41,487
Academy Sports & Outdoors, Inc.	2,132	104,383
American Eagle Outfitters, Inc.	4,755	48,358
America's Car-Mart, Inc.*	158	12,882
Asbury Automotive Group, Inc.*	604	126,302
Boot Barn Holdings, Inc.*	813	54,975
Buckle, Inc. (The)	806	24,752
Caleres, Inc.	972	16,777
Chico's FAS, Inc.*	3,412	15,490
Children's Place, Inc. (The)*	334	5,020
Designer Brands, Inc., Class A	1,373	8,609
Genesco, Inc.*	327	5,896
Group 1 Automotive, Inc.	398	88,957
Guess?, Inc.(b)	832	15,983
Haverty Furniture Cos., Inc.	361	9,527
Hibbett, Inc.	347	12,499
Leslie's, Inc.*	4,059	38,479
MarineMax, Inc.*	596	16,909
Monro, Inc.	857	35,454
National Vision Holdings, Inc.*	2,153	54,363
ODP Corp. (The)*	1,100	44,066
PetMed Express, Inc.	575	8,527
Sally Beauty Holdings, Inc.*	2,928	32,969
Shoe Carnival, Inc.	460	9,002
Signet Jewelers Ltd.	1,240	78,728
Sleep Number Corp.*	600	10,884
Sonic Automotive, Inc., Class A	455	18,855
Upbound Group, Inc.	1,367	40,887
Urban Outfitters, Inc.*	1,635	50,391
Zumiez, Inc.*	425	6,830
		1,048,523

See accompanying notes to the financial statements.

Ultra SmallCap600

Schedule of Portfolio Investments

May 31, 2023

Investments	Shares	Value ($)
Technology Hardware, Storage & Peripherals - 0.2%
Avid Technology, Inc.*	906	21,744
Corsair Gaming, Inc.*	1,097	21,633
		43,377
Textiles, Apparel & Luxury Goods - 1.0%
G-III Apparel Group Ltd.*	1,166	18,749
Hanesbrands, Inc.(b)	9,532	39,176
Kontoor Brands, Inc.	1,347	52,749
Movado Group, Inc.	429	10,918
Oxford Industries, Inc.	404	40,376
Steven Madden Ltd.	1,997	62,326
Wolverine World Wide, Inc.	2,149	28,754
		253,048
Tobacco - 0.3%
Universal Corp.	670	34,538
Vector Group Ltd.	3,590	42,039
		76,577
Trading Companies & Distributors - 1.3%
Applied Industrial Technologies, Inc.	1,053	129,477
Boise Cascade Co.	1,076	77,278
DXP Enterprises, Inc.*	430	13,747
GMS, Inc.*	1,136	71,943
NOW, Inc.*	3,013	26,786
Veritiv Corp.	368	38,857
		358,088
Water Utilities - 1.0%
American States Water Co.	1,008	89,531
California Water Service Group	1,496	85,137
Middlesex Water Co.	481	39,134
SJW Group	728	55,714
		269,516
Wireless Telecommunication Services - 0.3%
Gogo, Inc.*	1,771	26,653
Shenandoah Telecommunications Co.	1,367	25,946
Telephone and Data Systems, Inc.	2,723	18,190
		70,789
TOTAL COMMON STOCKS (Cost $27,286,203)		23,759,755

SECURITIES LENDING REINVESTMENTS(d) - 0.8%

INVESTMENT COMPANIES - 0.8%
Invesco Government & Agency Portfolio, Institutional Class 5.04% (Cost $206,403)	206,403	206,403

Investments	Principal Amount ($)	Value ($)
SHORT-TERM INVESTMENTS - 8.9%

REPURCHASE AGREEMENTS(e) - 8.9%
Repurchase Agreements with various counterparties, rates 4.95% - 5.05%, dated 5/31/2023, due 6/1/2023, total to be received $2,346,480
(Cost $2,346,152)	2,346,152	2,346,152

Total Investments - 99.6% (Cost $29,838,758)		26,312,310
Other assets less liabilities - 0.4%		116,864
Net Assets - 100.0%		26,429,174

See accompanying notes to the financial statements.

Ultra SmallCap600

Schedule of Portfolio Investments

May 31, 2023

*	Non-income producing security.
(a)	Security exempt from registration pursuant to Regulation S under the Securities Act of 1933. Regulation S applies to securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States and as such may have restrictions on resale.
(b)	The security or a portion of this security is on loan at May 31, 2023. The total value of securities on loan at May 31, 2023 was $213,903, collateralized in the form of cash with a value of $206,403 that was reinvested in the securities shown in the Securities Lending Reinvestment section of the Schedule of Portfolio Investments and $13,978 of collateral in the form of U.S. Government Treasury Securities, interest rates ranging from 0.00% – 5.25%, and maturity dates ranging from June 8, 2023 – May 15, 2050. The total value of collateral is $220,381.
(c)	Represents less than 0.05% of net assets.
(d)	The security was purchased with cash collateral held from securities on loan at May 31, 2023. The total value of securities purchased was $206,403.
(e)	The Fund invests in Repurchase Agreements jointly with other funds in the Trust. See "Repurchase Agreements" in the Notes to Financial Statements to view the details of each individual agreement and counterparty as well as a description of the securities subject to repurchase.

As of May 31, 2023, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investment securities and derivative instruments, if applicable, for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$2,326,863
Aggregate gross unrealized depreciation	(8,387,343)
Net unrealized depreciation	$(6,060,480)
Federal income tax cost	$29,954,234

See accompanying notes to the financial statements.

Ultra SmallCap600

Schedule of Portfolio Investments

May 31, 2023

Swap Agreementsa

Ultra SmallCap600 had the following open non-exchange traded total return swap agreements as of May 31, 2023:

Notional Amount ($)	Termination Date[b]	Counterparty	Rate Paid (Received)[c]	Reference Instrument	Value and Unrealized Depreciation[d] ($)	Financial Instruments for the Benefit of (the Fund)/ the Counterparty ($)	Cash Collateral for the Benefit of (the Fund)/ the Counterparty ($)	Net Amount[e] ($)
5,366,230	2/11/2025	Bank of America NA	5.43%	S&P SmallCap 600®	(74,033)	—	74,033	—
6,456,140	3/6/2024	Citibank NA	5.43%	S&P SmallCap 600®	(632,906)	—	632,906	—
5,173,694	3/6/2024	Morgan Stanley & Co. International plc	5.68%	S&P SmallCap 600®	(392,188)	—	1,300	(390,888)
4,884,328	4/8/2024	Societe Generale	5.53%	S&P SmallCap 600®	(518,176)	—	89,347	(428,829)
7,220,653	11/7/2024	UBS AG	5.38%	S&P SmallCap 600®	(801,253)	—	801,253	—

29,101,045					(2,418,556)
				Total Unrealized Depreciation	(2,418,556)

[a]	The Fund's Swap Agreements are not accounted for as hedging instruments under ASC 815.
[b]	Agreements may be terminated at will by either party without penalty. Payment is due at termination/maturity.
[c]	Reflects the floating financing rate, as of May 31, 2023, on the notional amount of the swap agreement paid to the counterparty or received from the counterparty, excluding any commissions. This amount is included as part of the unrealized appreciation/(depreciation).
[d]	The Fund discloses amounts due to the Fund from the counterparty (unrealized appreciation on swap agreements) at period end as an asset on its Statement of Assets and Liabilities. Amounts due to the counterparty from the Fund (unrealized depreciation on swap agreements) are disclosed as a liability on its Statement of Assets and Liabilities. The Fund presents these amounts on a gross basis and does not offset or "net" these amounts on its Statement of Assets and Liabilities.
[e]	Represents the "uncollateralized" amount due from or (to) the counterparty at period end. These amounts could be due to timing differences between the movement of collateral in relation to market movements, or due to agreement provisions allowing minimum "thresholds" that would need to be exceeded prior to the movement of collateral. To the extent that a net amount is due from a counterparty, the Fund would be exposed to the counterparty by such amount and could suffer losses or delays in recovery of that amount in the event of a counterparty default.

See accompanying notes to the financial statements.

UltraPro MidCap400

Schedule of Portfolio Investments

May 31, 2023

Investments	Shares	Value ($)

COMMON STOCKS(a) - 83.6%

Aerospace & Defense - 0.8%
Curtiss-Wright Corp.	369	58,324
Hexcel Corp.	811	55,951
Mercury Systems, Inc.*	558	22,649
Woodward, Inc.	576	60,716
		197,640
Air Freight & Logistics - 0.3%
GXO Logistics, Inc.*	1,140	63,749

Automobile Components - 1.5%
Adient plc*	918	30,927
Autoliv, Inc.	745	60,718
Dana, Inc.	1,228	15,804
Fox Factory Holding Corp.*	406	36,102
Gentex Corp.	2,256	59,243
Goodyear Tire & Rubber Co. (The)*	2,721	37,359
Lear Corp.	570	69,916
Visteon Corp.*	271	36,200
		346,269
Automobiles - 0.3%
Harley-Davidson, Inc.	1,279	39,790
Thor Industries, Inc.	515	40,309
		80,099
Banks - 4.6%
Associated Banc-Corp.	1,447	21,430
Bank of Hawaii Corp.	384	15,034
Bank OZK	1,058	36,586
Cadence Bank	1,755	31,520
Cathay General Bancorp	699	20,439
Columbia Banking System, Inc.	1,961	39,279
Commerce Bancshares, Inc.	1,094	52,457
Cullen/Frost Bankers, Inc.	620	62,124
East West Bancorp, Inc.	1,355	64,837
First Financial Bankshares, Inc.(b)	1,248	32,323
First Horizon Corp.	5,163	53,230
FNB Corp.	3,467	38,102
Fulton Financial Corp.	1,613	18,001
Glacier Bancorp, Inc.	1,066	30,722
Hancock Whitney Corp.	824	30,101
Home BancShares, Inc.	1,819	39,054
International Bancshares Corp.	507	21,659
New York Community Bancorp, Inc.	6,615	68,002
Old National Bancorp	2,818	35,000
Pinnacle Financial Partners, Inc.	735	35,758
Prosperity Bancshares, Inc.	879	50,261
SouthState Corp.	728	45,515
Synovus Financial Corp.	1,399	37,899
Texas Capital Bancshares, Inc.*	464	21,947
UMB Financial Corp.	418	23,675
United Bankshares, Inc.	1,292	38,011
Valley National Bancorp	4,043	29,837
Webster Financial Corp.	1,673	59,475
Wintrust Financial Corp.	585	37,188
		1,089,466
Beverages - 0.5%
Boston Beer Co., Inc. (The), Class A*	91	30,712
Celsius Holdings, Inc.*	389	48,831
Coca-Cola Consolidated, Inc.	44	29,117
		108,660
Biotechnology - 1.3%
Arrowhead Pharmaceuticals, Inc.*	1,042	35,855
Exelixis, Inc.*	3,118	60,115
Halozyme Therapeutics, Inc.*	1,300	42,159
Neurocrine Biosciences, Inc.*	929	83,174
United Therapeutics Corp.*	438	91,866
		313,169
Broadline Retail - 0.4%
Kohl's Corp.	1,063	19,474
Macy's, Inc.	2,609	35,456
Nordstrom, Inc.(b)	1,078	16,494
Ollie's Bargain Outlet Holdings, Inc.*	556	30,647
		102,071
Building Products - 3.1%
Advanced Drainage Systems, Inc.	601	58,159
Builders FirstSource, Inc.*	1,416	164,185
Carlisle Cos., Inc.	497	105,583
Fortune Brands Innovations, Inc.	1,234	74,595
Lennox International, Inc.	310	85,408
Owens Corning	899	95,591
Simpson Manufacturing Co., Inc.	408	48,221
Trex Co., Inc.*	1,056	54,226
UFP Industries, Inc.	593	46,313
		732,281
Capital Markets - 1.6%
Affiliated Managers Group, Inc.	361	50,212
Evercore, Inc., Class A	344	37,135
Federated Hermes, Inc., Class B	812	27,957
Interactive Brokers Group, Inc., Class A	989	76,380
Janus Henderson Group plc	1,275	33,507
Jefferies Financial Group, Inc.	1,741	52,352
SEI Investments Co.	981	55,505
Stifel Financial Corp.	1,013	56,292
		389,340
Chemicals - 2.1%
Ashland, Inc.	480	40,742
Avient Corp.	823	30,040
Axalta Coating Systems Ltd.*	2,122	61,559
Cabot Corp.	541	37,048
Chemours Co. (The)	1,427	37,801
Ingevity Corp.*	338	15,950
NewMarket Corp.	64	24,949
Olin Corp.	1,184	56,015
RPM International, Inc.	1,241	99,019
Scotts Miracle-Gro Co. (The)	393	24,838
Sensient Technologies Corp.	404	29,100
Westlake Corp.	331	34,407
		491,468
Commercial Services & Supplies - 1.1%
Brink's Co. (The)	448	29,805
Clean Harbors, Inc.*	485	68,094
MSA Safety, Inc.	353	48,559
Stericycle, Inc.*	886	37,345
Tetra Tech, Inc.	511	70,247
		254,050
Communications Equipment - 0.5%
Calix, Inc.*	547	25,496
Ciena Corp.*	1,427	66,698

See accompanying notes to the financial statements.

UltraPro MidCap400

Schedule of Portfolio Investments

May 31, 2023

Investments	Shares	Value ($)
Lumentum Holdings, Inc.*(b)	659	34,861
		127,055
Construction & Engineering - 1.6%
AECOM	1,336	104,275
EMCOR Group, Inc.	458	75,497
Fluor Corp.*	1,366	36,281
MasTec, Inc.*	571	57,876
MDU Resources Group, Inc.	1,955	57,047
Valmont Industries, Inc.	205	53,765
		384,741
Construction Materials - 0.2%
Eagle Materials, Inc.	347	56,537

Consumer Finance - 0.4%
FirstCash Holdings, Inc.	360	35,475
Navient Corp.	976	14,786
SLM Corp.	2,316	35,342
		85,603
Consumer Staples Distribution & Retail - 1.6%
BJ's Wholesale Club Holdings, Inc.*	1,294	81,069
Casey's General Stores, Inc.	357	80,557
Grocery Outlet Holding Corp.*	850	24,412
Performance Food Group Co.*	1,501	82,990
Sprouts Farmers Market, Inc.*	1,018	35,182
US Foods Holding Corp.*	2,114	84,095
		388,305
Containers & Packaging - 0.8%
AptarGroup, Inc.	629	70,756
Greif, Inc., Class A	247	14,845
Silgan Holdings, Inc.	805	36,217
Sonoco Products Co.	938	56,149
		177,967
Diversified Consumer Services - 0.8%
Graham Holdings Co., Class B	37	20,896
Grand Canyon Education, Inc.*	295	30,904
H&R Block, Inc.	1,465	43,730
Service Corp. International	1,479	94,079
		189,609
Diversified Telecommunication Services - 0.4%
Frontier Communications Parent, Inc.*	2,144	31,903
Iridium Communications, Inc.	1,208	72,528
		104,431
Electric Utilities - 1.1%
ALLETE, Inc.	549	32,704
Hawaiian Electric Industries, Inc.	1,053	37,813
IDACORP, Inc.	487	50,682
OGE Energy Corp.	1,925	67,914
PNM Resources, Inc.	825	37,884
Portland General Electric Co.	859	41,859
		268,856
Electrical Equipment - 1.9%
Acuity Brands, Inc.	308	46,412
EnerSys	393	38,227
Hubbell, Inc., Class B	516	145,749
nVent Electric plc	1,602	69,495
Regal Rexnord Corp.	636	82,610
SunPower Corp.*	823	8,724
Sunrun, Inc.*	2,050	36,162
Vicor Corp.*	213	11,790
		439,169
Electronic Equipment, Instruments & Components - 3.1%
Arrow Electronics, Inc.*	559	70,792
Avnet, Inc.	879	38,535
Belden, Inc.	411	35,958
Cognex Corp.	1,664	91,453
Coherent Corp.*	1,336	49,379
IPG Photonics Corp.*	309	34,135
Jabil, Inc.	1,282	114,765
Littelfuse, Inc.	239	61,194
National Instruments Corp.	1,255	72,539
Novanta, Inc.*	344	56,966
TD SYNNEX Corp.	403	36,020
Vishay Intertechnology, Inc.	1,247	32,148
Vontier Corp.	1,521	45,083
		738,967
Energy Equipment & Services - 0.6%
ChampionX Corp.	1,911	48,272
NOV, Inc.	3,780	53,184
Valaris Ltd.*	579	33,426
		134,882
Entertainment - 0.2%
World Wrestling Entertainment, Inc., Class A	417	42,250

Financial Services - 1.3%
Essent Group Ltd.	1,035	45,716
Euronet Worldwide, Inc.*	452	50,353
MGIC Investment Corp.	2,823	42,684
Voya Financial, Inc.	932	63,190
Western Union Co. (The)	3,595	40,947
WEX, Inc.*	418	69,325
		312,215
Food Products - 1.3%
Darling Ingredients, Inc.*	1,541	97,668
Flowers Foods, Inc.	1,848	46,163
Ingredion, Inc.	633	66,212
Lancaster Colony Corp.	191	37,547
Pilgrim's Pride Corp.*	433	9,613
Post Holdings, Inc.*	516	43,839
		301,042
Gas Utilities - 1.1%
National Fuel Gas Co.	882	44,903
New Jersey Resources Corp.	931	45,107
ONE Gas, Inc.	521	42,170
Southwest Gas Holdings, Inc.	625	36,581
Spire, Inc.	505	32,608
UGI Corp.	2,015	56,359
		257,728
Ground Transportation - 1.7%
Avis Budget Group, Inc.*	240	40,270
Hertz Global Holdings, Inc.*	1,550	24,304
Knight-Swift Transportation Holdings, Inc., Class A	1,545	84,959
Landstar System, Inc.	346	60,681
Ryder System, Inc.	485	38,233
Saia, Inc.*	254	72,177
Werner Enterprises, Inc.	565	24,815
XPO, Inc.*	1,107	51,951
		397,390
Health Care Equipment & Supplies - 3.2%
Enovis Corp.*	458	24,152
Envista Holdings Corp.*	1,570	50,067
Globus Medical, Inc., Class A*	748	40,489

See accompanying notes to the financial statements.

UltraPro MidCap400

Schedule of Portfolio Investments

May 31, 2023

Investments	Shares	Value ($)
Haemonetics Corp.*	486	41,116
ICU Medical, Inc.*	193	33,754
Inari Medical, Inc.*	465	28,086
Integra LifeSciences Holdings Corp.*	698	26,489
Lantheus Holdings, Inc.*	662	57,323
LivaNova plc*	515	22,804
Masimo Corp.*	466	75,417
Neogen Corp.*	2,080	36,379
Omnicell, Inc.*	430	31,571
Penumbra, Inc.*	365	112,179
QuidelOrtho Corp.*	515	43,847
Shockwave Medical, Inc.*	348	95,731
STAAR Surgical Co.*	464	26,921
		746,325
Health Care Providers & Services - 1.9%
Acadia Healthcare Co., Inc.*	875	61,801
Amedisys, Inc.*	311	23,614
Chemed Corp.	143	76,329
Encompass Health Corp.	960	59,539
HealthEquity, Inc.*	814	44,607
Option Care Health, Inc.*	1,610	44,356
Patterson Cos., Inc.	831	21,764
Progyny, Inc.*	724	26,969
R1 RCM, Inc.*	1,322	21,483
Tenet Healthcare Corp.*	1,040	74,048
		454,510
Health Care REITs - 1.0%
Healthcare Realty Trust, Inc., Class A, REIT	3,660	68,112
Medical Properties Trust, Inc., REIT(b)	5,763	47,545
Omega Healthcare Investors, Inc., REIT	2,254	67,192
Physicians Realty Trust, REIT	2,196	29,997
Sabra Health Care REIT, Inc., REIT	2,223	25,031
		237,877
Hotel & Resort REITs - 0.1%
Park Hotels & Resorts, Inc., REIT	2,163	27,989

Hotels, Restaurants & Leisure - 3.0%
Aramark	2,506	98,937
Boyd Gaming Corp.	763	48,626
Choice Hotels International, Inc.	266	30,188
Churchill Downs, Inc.	631	85,703
Hilton Grand Vacations, Inc.*	763	32,618
Light & Wonder, Inc.*	901	52,519
Marriott Vacations Worldwide Corp.	369	45,468
Papa John's International, Inc.	309	21,664
Penn Entertainment, Inc.*	1,492	37,360
Texas Roadhouse, Inc., Class A	643	69,380
Travel + Leisure Co.	782	28,520
Wendy's Co. (The)	1,640	36,096
Wingstop, Inc.	288	57,416
Wyndham Hotels & Resorts, Inc.	849	57,944
		702,439
Household Durables - 1.4%
Helen of Troy Ltd.*	231	22,241
KB Home	784	33,971
Leggett & Platt, Inc.	1,275	38,862
Taylor Morrison Home Corp., Class A*	1,042	44,212
Tempur Sealy International, Inc.	1,639	58,414
Toll Brothers, Inc.	989	66,955
TopBuild Corp.*	307	61,909
		326,564
Household Products - 0.1%
Energizer Holdings, Inc.	638	20,799

Independent Power and Renewable Electricity Producers - 0.2%
Ormat Technologies, Inc.	506	43,061

Industrial REITs - 1.2%
EastGroup Properties, Inc., REIT	418	68,807
First Industrial Realty Trust, Inc., REIT	1,271	66,067
Rexford Industrial Realty, Inc., REIT	1,818	98,972
STAG Industrial, Inc., REIT	1,735	60,378
		294,224
Insurance - 3.4%
American Financial Group, Inc.	673	75,558
Brighthouse Financial, Inc.*	656	26,411
CNO Financial Group, Inc.	1,100	23,881
First American Financial Corp.	995	54,655
Hanover Insurance Group, Inc. (The)	343	38,231
Kemper Corp.	615	26,617
Kinsale Capital Group, Inc.	209	63,323
Old Republic International Corp.	2,654	64,996
Primerica, Inc.	354	64,435
Reinsurance Group of America, Inc.	641	89,740
RenaissanceRe Holdings Ltd.	484	91,171
RLI Corp.	389	48,178
Selective Insurance Group, Inc.	581	56,200
Unum Group	1,798	78,123
		801,519
Interactive Media & Services - 0.2%
TripAdvisor, Inc.*	1,009	15,700
Ziff Davis, Inc.*	453	26,745
		42,445
IT Services - 0.1%
Kyndryl Holdings, Inc.*	1,970	24,743

Leisure Products - 0.9%
Brunswick Corp.	697	52,624
Mattel, Inc.*	3,410	59,368
Polaris, Inc.	526	56,655
Topgolf Callaway Brands Corp.*	1,334	22,771
YETI Holdings, Inc.*	829	30,317
		221,735
Life Sciences Tools & Services - 1.2%
Azenta, Inc.*	664	28,718
Bruker Corp.	962	66,474
Medpace Holdings, Inc.*	242	50,087
Repligen Corp.*	496	83,288
Sotera Health Co.*	950	13,386
Syneos Health, Inc.*	989	41,142
		283,095
Machinery - 3.9%
AGCO Corp.	595	65,617
Chart Industries, Inc.*	408	44,770

See accompanying notes to the financial statements.

UltraPro MidCap400

Schedule of Portfolio Investments

May 31, 2023

Investments	Shares	Value ($)
Crane Co.	458	33,278
Crane NXT Co.	458	24,104
Donaldson Co., Inc.	1,171	68,539
Esab Corp.	497	29,184
Flowserve Corp.	1,256	40,883
Graco, Inc.	1,621	123,990
ITT, Inc.	795	60,547
Lincoln Electric Holdings, Inc.	555	94,161
Middleby Corp. (The)*	519	68,508
Oshkosh Corp.	630	46,513
Terex Corp.	649	30,094
Timken Co. (The)	636	45,506
Toro Co. (The)	1,008	98,613
Watts Water Technologies, Inc., Class A	262	41,514
		915,821
Marine Transportation - 0.2%
Kirby Corp.*	576	41,219

Media - 0.8%
Cable One, Inc.	46	28,144
John Wiley & Sons, Inc., Class A	411	14,796
New York Times Co. (The), Class A	1,583	56,070
Nexstar Media Group, Inc., Class A	362	54,633
TEGNA, Inc.	2,146	33,242
		186,885
Metals & Mining - 2.0%
Alcoa Corp.	1,702	53,987
Cleveland-Cliffs, Inc.*	4,957	68,803
Commercial Metals Co.	1,127	48,179
MP Materials Corp.*	888	18,399
Reliance Steel & Aluminum Co.	564	132,360
Royal Gold, Inc.	633	78,391
United States Steel Corp.	2,181	45,627
Worthington Industries, Inc.	291	16,334
		462,080
Mortgage Real Estate Investment Trusts (REITs) - 0.6%
Annaly Capital Management, Inc.	4,505	85,050
Starwood Property Trust, Inc.(b)	2,978	52,264
		137,314
Multi-Utilities - 0.3%
Black Hills Corp.	626	38,155
NorthWestern Corp.	555	31,407
		69,562
Office REITs - 0.6%
Corporate Office Properties Trust, REIT	1,082	24,691
Cousins Properties, Inc., REIT	1,458	29,043
Douglas Emmett, Inc., REIT	1,691	19,616
Highwoods Properties, Inc., REIT	1,012	20,928
Kilroy Realty Corp., REIT	1,013	27,493
SL Green Realty Corp., REIT	1	21
Vornado Realty Trust, REIT	1,550	21,018
		142,810
Oil, Gas & Consumable Fuels - 2.6%
Antero Midstream Corp.	3,223	32,907
Antero Resources Corp.*	2,656	54,209
Chord Energy Corp.	399	57,073
CNX Resources Corp.*	1,637	25,292
DT Midstream, Inc.	930	42,278
Equitrans Midstream Corp.	4,163	35,511
HF Sinclair Corp.	1,294	53,623
Matador Resources Co.	1,079	47,444
Murphy Oil Corp.	1,405	48,894
PBF Energy, Inc., Class A	1,099	40,454
PDC Energy, Inc.	886	60,797
Range Resources Corp.	2,325	63,635
Southwestern Energy Co.*	10,616	50,638
		612,755
Paper & Forest Products - 0.2%
Louisiana-Pacific Corp.	690	40,379

Passenger Airlines - 0.1%
JetBlue Airways Corp.*	3,121	21,316

Personal Care Products - 0.4%
BellRing Brands, Inc.*	1,284	47,020
Coty, Inc., Class A*	3,526	38,222
		85,242
Pharmaceuticals - 0.5%
Jazz Pharmaceuticals plc*	605	77,537
Perrigo Co. plc	1,294	41,356
		118,893
Professional Services - 2.8%
ASGN, Inc.*	480	31,406
CACI International, Inc., Class A*	227	67,923
Concentrix Corp.	409	35,869
ExlService Holdings, Inc.*	318	47,999
Exponent, Inc.	487	44,473
FTI Consulting, Inc.*	331	62,231
Genpact Ltd.	1,619	59,547
Insperity, Inc.	343	37,977
KBR, Inc.	1,320	77,906
ManpowerGroup, Inc.	487	34,173
Maximus, Inc.	585	47,362
Paylocity Holding Corp.*	397	68,582
Science Applications International Corp.	527	51,293
		666,741
Real Estate Management & Development - 0.3%
Jones Lang LaSalle, Inc.*	456	63,995

Residential REITs - 0.4%
Apartment Income REIT Corp., Class A, REIT	1,430	49,607
Independence Realty Trust, Inc., REIT	2,154	37,199
		86,806
Retail REITs - 1.3%
Agree Realty Corp., REIT	851	54,881
Brixmor Property Group, Inc., REIT	2,884	57,766
Kite Realty Group Trust, REIT	2,107	40,960
Macerich Co. (The), REIT	2,072	19,974
NNN REIT, Inc., REIT	1,746	74,275
Spirit Realty Capital, Inc., REIT	1,343	52,458
		300,314
Semiconductors & Semiconductor Equipment - 2.3%
Allegro MicroSystems, Inc.*	626	24,621
Amkor Technology, Inc.	966	23,937
Cirrus Logic, Inc.*	532	41,326
Lattice Semiconductor Corp.*	1,318	107,167
MACOM Technology Solutions Holdings, Inc.*	496	29,676
MKS Instruments, Inc.	550	53,520

See accompanying notes to the financial statements.

UltraPro MidCap400

Schedule of Portfolio Investments

May 31, 2023

Investments	Shares	Value ($)
Power Integrations, Inc.	547	47,261
Silicon Laboratories, Inc.*	306	43,045
SiTime Corp.*	155	15,371
Synaptics, Inc.*	379	32,609
Universal Display Corp.	418	61,584
Wolfspeed, Inc.*	1,197	57,504
		537,621
Software - 2.1%
ACI Worldwide, Inc.*	1,081	24,658
Aspen Technology, Inc.*	281	46,061
Blackbaud, Inc.*	429	31,471
CommVault Systems, Inc.*	429	29,897
Dynatrace, Inc.*	2,085	106,314
Envestnet, Inc.*	533	27,892
Manhattan Associates, Inc.*	600	108,852
NCR Corp.*	1,328	31,474
Qualys, Inc.*	333	42,045
Teradata Corp.*	979	45,876
		494,540
Specialized REITs - 1.8%
CubeSmart, REIT	2,160	95,990
EPR Properties, REIT	723	30,156
Lamar Advertising Co., Class A, REIT	839	75,409
Life Storage, Inc., REIT	819	104,333
National Storage Affiliates Trust, REIT	812	29,727
PotlatchDeltic Corp., REIT	777	36,154
Rayonier, Inc., REIT	1,417	41,547
		413,316
Specialty Retail - 2.6%
AutoNation, Inc.*	330	43,204
Dick's Sporting Goods, Inc.	576	73,446
Five Below, Inc.*	535	92,298
Foot Locker, Inc.	763	19,319
GameStop Corp., Class A*(b)	2,432	58,490
Gap, Inc. (The)	2,038	16,345
Lithia Motors, Inc., Class A	262	61,119
Murphy USA, Inc.	192	53,073
RH*(b)	181	44,341
Valvoline, Inc.	1,654	63,679
Victoria's Secret & Co.*	777	15,866
Williams-Sonoma, Inc.	640	72,646
		613,826
Technology Hardware, Storage & Peripherals - 0.5%
Super Micro Computer, Inc.*	448	100,330
Xerox Holdings Corp.	1,079	15,181
		115,511
Textiles, Apparel & Luxury Goods - 1.8%
Capri Holdings Ltd.*	1,208	42,401
Carter's, Inc.	367	22,816
Columbia Sportswear Co.	341	25,176
Crocs, Inc.*	594	66,694
Deckers Outdoor Corp.*	253	120,175
PVH Corp.	609	52,386
Skechers USA, Inc., Class A*	1,291	66,319
Under Armour, Inc., Class A*	1,817	13,101
Under Armour, Inc., Class C*	1,824	12,002
		421,070
Trading Companies & Distributors - 1.0%
GATX Corp.	339	40,311
MSC Industrial Direct Co., Inc., Class A	454	40,824
Univar Solutions, Inc.*	1,570	55,923
Watsco, Inc.	320	103,798
		240,856
Water Utilities - 0.4%
Essential Utilities, Inc.	2,297	93,580

TOTAL COMMON STOCKS (Cost $21,489,561)		19,684,786

SECURITIES LENDING REINVESTMENTS(c) - 0.6%

INVESTMENT COMPANIES - 0.6%
Invesco Government & Agency Portfolio, Institutional Class 5.04% (Cost $131,504)	131,504	131,504

Investments	Principal Amount ($)	Value ($)
SHORT-TERM INVESTMENTS - 3.9%

REPURCHASE AGREEMENTS(d) - 3.9%
Repurchase Agreements with various counterparties, rates 4.95% - 5.05%, dated 5/31/2023, due 6/1/2023, total to be received $906,916
(Cost $906,789)	906,789	906,789

Total Investments - 88.1% (Cost $22,527,854)		20,723,079
Other assets less liabilities - 11.9%		2,803,453
Net Assets - 100.0%		23,526,532

See accompanying notes to the financial statements.

UltraPro MidCap400

Schedule of Portfolio Investments

May 31, 2023

*	Non-income producing security.
(a)	All or a portion of these securities are segregated in connection with obligations for swaps with a total value of $2,255,709.
(b)	The security or a portion of this security is on loan at May 31, 2023. The total value of securities on loan at May 31, 2023 was $185,922, collateralized in the form of cash with a value of $131,504 that was reinvested in the securities shown in the Securities Lending Reinvestment section of the Schedule of Portfolio Investments and $66,385 of collateral in the form of U.S. Government Treasury Securities, interest rates ranging from 0.00% – 4.63%, and maturity dates ranging from June 8, 2023 – November 15, 2052. The total value of collateral is $197,889.
(c)	The security was purchased with cash collateral held from securities on loan at May 31, 2023. The total value of securities purchased was $131,504.
(d)	The Fund invests in Repurchase Agreements jointly with other funds in the Trust. See "Repurchase Agreements" in the Notes to Financial Statements to view the details of each individual agreement and counterparty as well as a description of the securities subject to repurchase.

As of May 31, 2023, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investment securities and derivative instruments, if applicable, for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$2,326,116
Aggregate gross unrealized depreciation	(7,412,152)
Net unrealized depreciation	$(5,086,036)
Federal income tax cost	$23,078,759

See accompanying notes to the financial statements.

UltraPro MidCap400

Schedule of Portfolio Investments

May 31, 2023

Futures Contracts Purchased

UltraPro MidCap400 had the following open long futures contracts as of May 31, 2023:

	Number of Contracts	Expiration Date	Trading Currency	Notional Amount	Value and Unrealized Depreciation
S&P Midcap 400 E-Mini Index	3	6/16/2023	USD	$722,700	$(5,883)

Swap Agreementsa

UltraPro MidCap400 had the following open non-exchange traded total return swap agreements as of May 31, 2023:

Notional Amount ($)	Termination Date[b]	Counterparty	Rate Paid (Received)[c]	Reference Instrument	Value and Unrealized Appreciation/ (Depreciation)[d] ($)	Financial Instruments for the Benefit of (the Fund)/ the Counterparty ($)	Cash Collateral for the Benefit of (the Fund)/ the Counterparty ($)	Net Amount[e] ($)
11,130,849	4/8/2024	Bank of America NA	5.48%	S&P MidCap 400®	(597,443)	211,027	386,416	—
4,844,627	4/8/2024	BNP Paribas SA	5.53%	S&P MidCap 400®	(703,081)	—	703,081	—
8,974,472	3/6/2025	Citibank NA	5.48%	S&P MidCap 400®	(446,490)	—	81,117	(365,373)
5,950,530	11/7/2024	Goldman Sachs International	5.58%	S&P MidCap 400®	(731,535)	—	731,535	—
1,068,561	4/8/2024	Morgan Stanley & Co. International plc	5.63%	S&P MidCap 400®	745,024	—	(745,024)	—
8,127,325	4/8/2024	Societe Generale	5.35%	S&P MidCap 400®	(990,160)	979,246	10,914	—
10,076,727	4/8/2024	UBS AG	5.43%	S&P MidCap 400®	(788)	—	788	—

50,173,091					(2,724,473)
				Total Unrealized Appreciation	745,024
				Total Unrealized Depreciation	(3,469,497)

[a]	The Fund's Swap Agreements are not accounted for as hedging instruments under ASC 815.
[b]	Agreements may be terminated at will by either party without penalty. Payment is due at termination/maturity.
[c]	Reflects the floating financing rate, as of May 31, 2023, on the notional amount of the swap agreement paid to the counterparty or received from the counterparty, excluding any commissions. This amount is included as part of the unrealized appreciation/(depreciation).
[d]	The Fund discloses amounts due to the Fund from the counterparty (unrealized appreciation on swap agreements) at period end as an asset on its Statement of Assets and Liabilities. Amounts due to the counterparty from the Fund (unrealized depreciation on swap agreements) are disclosed as a liability on its Statement of Assets and Liabilities. The Fund presents these amounts on a gross basis and does not offset or "net" these amounts on its Statement of Assets and Liabilities.
[e]	Represents the "uncollateralized" amount due from or (to) the counterparty at period end. These amounts could be due to timing differences between the movement of collateral in relation to market movements, or due to agreement provisions allowing minimum "thresholds" that would need to be exceeded prior to the movement of collateral. To the extent that a net amount is due from a counterparty, the Fund would be exposed to the counterparty by such amount and could suffer losses or delays in recovery of that amount in the event of a counterparty default.

Abbreviations
USD	U.S. Dollar

See accompanying notes to the financial statements.

UltraPro Russell2000
Schedule of Portfolio Investments
May 31, 2023

Investments	Shares	Value ($)

COMMON STOCKS(a) - 81.5%

Aerospace & Defense - 0.8%
AAR Corp.*	2,480	124,273
Aerojet Rocketdyne Holdings, Inc.*	5,942	323,720
AeroVironment, Inc.*	1,846	172,435
AerSale Corp.*	1,849	27,772
Archer Aviation, Inc., Class A*	10,854	32,345
Astra Space, Inc.*	11,570	4,164
Astronics Corp.*	1,918	30,496
Cadre Holdings, Inc.	1,426	29,804
Ducommun, Inc.*	828	33,915
Kaman Corp.	2,099	43,617
Kratos Defense & Security Solutions, Inc.*	9,252	121,571
Momentus, Inc., Class A*	4,201	1,413
Moog, Inc., Class A	2,143	208,321
National Presto Industries, Inc.	383	28,549
Park Aerospace Corp.	1,466	19,205
Parsons Corp.*	2,519	112,574
Redwire Corp.*	1,475	3,599
Rocket Lab USA, Inc.*(b)	16,144	73,940
Terran Orbital Corp.*	3,077	3,600
Triumph Group, Inc.*	4,796	53,667
V2X, Inc.*	900	37,125
Virgin Galactic Holdings, Inc.*	18,144	62,778
		1,548,883
Air Freight & Logistics - 0.2%
Air Transport Services Group, Inc.*	4,327	72,261
Forward Air Corp.	2,012	195,707
Hub Group, Inc., Class A*	2,417	177,795
Radiant Logistics, Inc.*	2,772	17,325
		463,088
Automobile Components - 1.1%
Adient plc*	7,107	239,435
American Axle & Manufacturing Holdings, Inc.*	8,462	57,119
Dana, Inc.	9,667	124,414
Dorman Products, Inc.*	1,973	161,885
Fox Factory Holding Corp.*	3,176	282,410
Gentherm, Inc.*	2,481	136,356
Goodyear Tire & Rubber Co. (The)*	21,010	288,467
Holley, Inc.*	3,850	11,396
LCI Industries	1,861	201,062
Luminar Technologies, Inc., Class A*	18,803	128,048
Modine Manufacturing Co.*	3,725	101,655
Motorcar Parts of America, Inc.*	1,422	7,835
Patrick Industries, Inc.	1,621	106,224
Solid Power, Inc.*	9,926	21,738
Standard Motor Products, Inc.	1,508	53,263
Stoneridge, Inc.*	1,971	32,246
Visteon Corp.*	2,084	278,381
XPEL, Inc.*(c)	1,612	111,018
		2,342,952
Automobiles - 0.1%
Canoo, Inc.*	21,225	11,801
Cenntro Electric Group Ltd.*	13,781	4,159
Faraday Future Intelligent Electric, Inc.*	37,934	9,354
Fisker, Inc., Class A*(b)	13,256	83,248
Lordstown Motors Corp.*	879	2,988
Mullen Automotive, Inc.*	3,034	2,203
Winnebago Industries, Inc.	2,231	124,133
Workhorse Group, Inc.*	11,427	9,607
		247,493
Banks - 6.2%
1st Source Corp.	1,207	49,644
ACNB Corp.	619	18,230
Amalgamated Financial Corp.	1,322	18,799
Amerant Bancorp, Inc., Class A	2,076	36,641
American National Bankshares, Inc.	777	22,323
Ameris Bancorp	4,954	156,348
Arrow Financial Corp.	1,061	19,353
Associated Banc-Corp.	11,174	165,487
Atlantic Union Bankshares Corp.	5,607	143,315
Axos Financial, Inc.*	4,292	162,323
Banc of California, Inc.	3,882	41,499
BancFirst Corp.	1,472	124,487
Bancorp, Inc. (The)*	4,086	126,094
Bank First Corp.(b)	578	43,997
Bank of Marin Bancorp	1,171	18,935
Bank of NT Butterfield & Son Ltd. (The)	3,723	93,336
BankUnited, Inc.	5,661	107,106
Bankwell Financial Group, Inc.	422	9,643
Banner Corp.	2,559	110,728
Bar Harbor Bankshares	1,105	26,111
BayCom Corp.	908	14,719
BCB Bancorp, Inc.	1,077	11,427
Berkshire Hills Bancorp, Inc.	3,202	65,481
Blue Foundry Bancorp*	1,895	17,623
Blue Ridge Bankshares, Inc.	1,273	11,062
Bridgewater Bancshares, Inc.*	1,523	13,113
Brookline Bancorp, Inc.	6,371	52,370
Business First Bancshares, Inc.	1,764	25,701
Byline Bancorp, Inc.	1,841	32,623
Cadence Bank	13,580	243,897
Cambridge Bancorp	511	25,826
Camden National Corp.	1,078	31,812
Capital Bancorp, Inc.	674	11,451
Capital City Bank Group, Inc.	1,014	30,491
Capitol Federal Financial, Inc.	9,545	57,079
Capstar Financial Holdings, Inc.	1,524	18,364
Carter Bankshares, Inc.*	1,783	25,140
Cathay General Bancorp	5,225	152,779
Central Pacific Financial Corp.	2,001	29,235
Citizens & Northern Corp.	1,129	21,654
City Holding Co.	1,101	94,895
Civista Bancshares, Inc.	1,151	17,242
CNB Financial Corp.	1,509	25,064
Coastal Financial Corp.*	794	27,163
Colony Bankcorp, Inc.	1,225	11,392
Columbia Financial, Inc.*	2,515	40,617
Community Bank System, Inc.	3,997	197,612
Community Trust Bancorp, Inc.	1,173	39,530
ConnectOne Bancorp, Inc.	2,778	37,725
CrossFirst Bankshares, Inc.*	3,341	32,207
Customers Bancorp, Inc.*	2,285	52,601
CVB Financial Corp.	9,983	119,896
Dime Community Bancshares, Inc.	2,443	39,577
Eagle Bancorp, Inc.	2,317	46,178
Eastern Bankshares, Inc.	11,535	125,155
Enterprise Bancorp, Inc.	700	18,606

See accompanying notes to the financial statements.

UltraPro Russell2000
Schedule of Portfolio Investments
May 31, 2023

Investments	Shares	Value ($)
Enterprise Financial Services Corp.	2,639	107,196
Equity Bancshares, Inc., Class A	1,126	25,155
Esquire Financial Holdings, Inc.	526	22,266
Farmers & Merchants Bancorp, Inc.	945	18,796
Farmers National Banc Corp.(b)	2,614	30,793
FB Financial Corp.	2,681	71,475
Financial Institutions, Inc.	1,130	17,752
First Bancorp	2,871	86,417
First Bancorp	13,501	150,671
First Bancorp, Inc. (The)	728	17,254
First Bancshares, Inc. (The)	1,849	48,148
First Bank(b)	1,161	11,912
First Busey Corp.	3,865	72,275
First Business Financial Services, Inc.	591	15,821
First Commonwealth Financial Corp.	7,614	96,317
First Community Bankshares, Inc.	1,182	31,512
First Financial Bancorp	6,979	132,322
First Financial Bankshares, Inc.	9,731	252,033
First Financial Corp.	830	26,925
First Foundation, Inc.	3,828	14,853
First Guaranty Bancshares, Inc.	452	5,966
First Internet Bancorp	637	7,822
First Interstate BancSystem, Inc., Class A	6,690	147,514
First Merchants Corp.	4,286	113,365
First Mid Bancshares, Inc.	1,395	33,466
First of Long Island Corp. (The)	1,622	16,561
First Western Financial, Inc.*	590	10,042
Five Star Bancorp	943	18,030
Flushing Financial Corp.	2,092	24,372
Fulton Financial Corp.	12,146	135,549
FVCBankcorp, Inc.*	1,117	11,416
German American Bancorp, Inc.	2,073	57,215
Glacier Bancorp, Inc.	8,323	239,869
Great Southern Bancorp, Inc.	700	34,041
Greene County Bancorp, Inc.(b)	508	13,589
Guaranty Bancshares, Inc.	610	14,725
Hancock Whitney Corp.	6,454	235,765
Hanmi Financial Corp.	2,266	32,630
HarborOne Bancorp, Inc.	3,278	26,880
HBT Financial, Inc.	905	15,928
Heartland Financial USA, Inc.	3,076	84,867
Heritage Commerce Corp.	4,397	32,010
Heritage Financial Corp.	2,590	42,346
Hilltop Holdings, Inc.	3,732	110,169
Hingham Institution For Savings (The)(b)	108	20,825
Home Bancorp, Inc.	546	16,811
Home BancShares, Inc.	14,078	302,255
HomeStreet, Inc.	1,343	7,037
HomeTrust Bancshares, Inc.	1,084	21,236
Hope Bancorp, Inc.	8,680	69,614
Horizon Bancorp, Inc.	3,019	26,839
Independent Bank Corp.	1,506	24,623
Independent Bank Corp.	3,432	151,488
Independent Bank Group, Inc.	2,681	89,465
International Bancshares Corp.	4,014	171,478
John Marshall Bancorp, Inc.*	864	17,608
Kearny Financial Corp.	4,451	30,400
Lakeland Bancorp, Inc.	4,661	60,640
Lakeland Financial Corp.	1,837	92,272
Live Oak Bancshares, Inc.	2,451	53,040
Luther Burbank Corp.	1,111	9,555
Macatawa Bank Corp.	1,965	17,135
Mercantile Bank Corp.	1,153	30,013
Metrocity Bankshares, Inc.	1,383	22,723
Metropolitan Bank Holding Corp.*	772	21,848
Mid Penn Bancorp, Inc.	1,072	23,777
Midland States Bancorp, Inc.	1,585	30,654
MidWestOne Financial Group, Inc.	1,059	19,994
MVB Financial Corp.	766	13,604
National Bank Holdings Corp., Class A	2,188	65,487
NBT Bancorp, Inc.	3,131	105,045
Nicolet Bankshares, Inc.	921	57,166
Northeast Bank	488	17,490
Northfield Bancorp, Inc.	3,197	32,705
Northwest Bancshares, Inc.	9,096	95,599
OceanFirst Financial Corp.	4,347	61,727
OFG Bancorp	3,487	84,595
Old National Bancorp	21,961	272,756
Old Second Bancorp, Inc.	3,172	37,556
Origin Bancorp, Inc.	1,680	47,796
Orrstown Financial Services, Inc.	768	13,901
Pacific Premier Bancorp, Inc.	7,021	132,205
Park National Corp.	1,073	105,959
Parke Bancorp, Inc.	758	12,173
Pathward Financial, Inc.	2,038	89,550
PCB Bancorp	853	12,019
Peapack-Gladstone Financial Corp.	1,281	33,806
Peoples Bancorp, Inc.	2,472	63,456
Peoples Financial Services Corp.	524	20,740
Pioneer Bancorp, Inc.*	871	7,438
Preferred Bank	995	45,889
Premier Financial Corp.	2,652	36,969
Primis Financial Corp.	1,658	12,219
Provident Bancorp, Inc.	1,079	8,211
Provident Financial Services, Inc.	5,475	86,943
QCR Holdings, Inc.	1,186	45,566
RBB Bancorp	1,096	11,442
Red River Bancshares, Inc.	326	16,013
Renasant Corp.	4,099	107,066
Republic Bancorp, Inc., Class A	652	27,475
Republic First Bancorp, Inc.*	4,624	6,104
S&T Bancorp, Inc.	2,924	78,422
Sandy Spring Bancorp, Inc.	3,271	68,495
Seacoast Banking Corp. of Florida	5,402	111,713
ServisFirst Bancshares, Inc.	3,756	151,367
Shore Bancshares, Inc.	1,333	15,010
Sierra Bancorp	1,027	16,422
Simmons First National Corp., Class A	9,106	148,155
SmartFinancial, Inc.	1,162	24,518
South Plains Financial, Inc.	732	16,221
Southern First Bancshares, Inc.*	567	13,024
Southern Missouri Bancorp, Inc.	576	21,398
Southside Bancshares, Inc.	2,249	59,598
SouthState Corp.	5,615	351,050
Stellar Bancorp, Inc.	3,397	79,014
Sterling Bancorp, Inc.*	1,296	6,467
Stock Yards Bancorp, Inc.	2,143	89,792
Summit Financial Group, Inc.	837	15,953
Texas Capital Bancshares, Inc.*	3,622	171,321
Third Coast Bancshares, Inc.*	957	15,494
Tompkins Financial Corp.	1,039	54,340
Towne Bank	5,174	120,244

See accompanying notes to the financial statements.

UltraPro Russell2000
Schedule of Portfolio Investments
May 31, 2023

Investments	Shares	Value ($)
TriCo Bancshares	2,336	76,060
Triumph Financial, Inc.*	1,718	89,199
TrustCo Bank Corp.	1,405	38,820
Trustmark Corp.	4,586	95,756
UMB Financial Corp.	3,296	186,685
United Bankshares, Inc.	9,776	287,610
United Community Banks, Inc.	7,961	179,998
Unity Bancorp, Inc.	534	12,148
Univest Financial Corp.	2,156	38,226
USCB Financial Holdings, Inc.*	807	8,005
Valley National Bancorp	32,257	238,057
Veritex Holdings, Inc.	3,933	67,923
Washington Federal, Inc.	4,851	126,175
Washington Trust Bancorp, Inc.	1,280	32,589
WesBanco, Inc.	4,291	103,585
West Bancorp, Inc.	1,214	20,395
Westamerica Bancorp	1,950	73,768
WSFS Financial Corp.	4,589	153,456
		12,600,209
Beverages - 0.6%
Celsius Holdings, Inc.*	4,159	522,079
Coca-Cola Consolidated, Inc.	349	230,947
Duckhorn Portfolio, Inc. (The)*	3,143	40,954
MGP Ingredients, Inc.	1,050	99,813
National Beverage Corp.*	1,768	87,375
Primo Water Corp.	11,798	151,840
Vintage Wine Estates, Inc.*	2,425	2,740
Vita Coco Co., Inc. (The)*	2,087	55,681
		1,191,429
Biotechnology - 6.5%
2seventy bio, Inc.*	2,800	33,348
4D Molecular Therapeutics, Inc.*	2,246	41,237
Aadi Bioscience, Inc.*(b)	1,084	8,672
Absci Corp.*	3,945	7,496
ACADIA Pharmaceuticals, Inc.*	9,001	211,523
Acrivon Therapeutics, Inc.*	648	7,633
Adicet Bio, Inc.*(b)	2,270	12,440
ADMA Biologics, Inc.*	15,674	63,793
Aerovate Therapeutics, Inc.*(b)	687	11,164
Affimed NV*	10,646	9,365
Agenus, Inc.*	22,805	35,576
Agios Pharmaceuticals, Inc.*	4,085	103,269
Akero Therapeutics, Inc.*	2,611	116,398
Alector, Inc.*	4,653	34,618
Alkermes plc*	12,206	353,120
Allogene Therapeutics, Inc.*	5,966	31,321
Allovir, Inc.*	2,324	8,761
Alpine Immune Sciences, Inc.*	1,771	17,639
ALX Oncology Holdings, Inc.*	1,605	10,705
Amicus Therapeutics, Inc.*	20,646	232,474
AnaptysBio, Inc.*	1,519	29,013
Anavex Life Sciences Corp.*(b)	5,177	47,835
Anika Therapeutics, Inc.*	1,092	29,582
Apellis Pharmaceuticals, Inc.*	7,021	602,753
Arbutus Biopharma Corp.*	8,504	21,175
Arcellx, Inc.*	2,213	97,704
Arcturus Therapeutics Holdings, Inc.*	1,730	47,298
Arcus Biosciences, Inc.*	3,844	78,956
Arcutis Biotherapeutics, Inc.*	3,108	23,341
Arrowhead Pharmaceuticals, Inc.*	7,706	265,163
Atara Biotherapeutics, Inc.*	7,056	10,796
Aura Biosciences, Inc.*	1,771	20,048
Aurinia Pharmaceuticals, Inc.*	10,043	89,985
Avid Bioservices, Inc.*	4,573	70,653
Avidity Biosciences, Inc.*	4,887	51,900
Beam Therapeutics, Inc.*(b)	4,757	151,748
BioCryst Pharmaceuticals, Inc.*	13,886	114,837
Biohaven Ltd.*	4,734	82,892
Bioxcel Therapeutics, Inc.*	1,432	25,690
Bluebird Bio, Inc.*	7,715	25,845
Blueprint Medicines Corp.*	4,473	252,814
Bridgebio Pharma, Inc.*	7,927	108,758
C4 Therapeutics, Inc.*	3,148	10,672
CareDx, Inc.*	3,812	30,420
Caribou Biosciences, Inc.*	4,197	18,509
Catalyst Pharmaceuticals, Inc.*	7,263	83,888
Celldex Therapeutics, Inc.*	3,432	109,138
Celularity, Inc., Class A*	4,752	3,613
Century Therapeutics, Inc.*(b)	1,508	4,795
Cerevel Therapeutics Holdings, Inc.*	4,290	139,854
Chimerix, Inc.*	6,302	8,697
Chinook Therapeutics, Inc.*	3,794	91,777
Cogent Biosciences, Inc.*	4,792	56,258
Coherus Biosciences, Inc.*	5,513	22,548
Crinetics Pharmaceuticals, Inc.*	3,940	86,010
CTI BioPharma Corp.*	7,496	67,839
Cullinan Oncology, Inc.*	1,959	20,139
Cytokinetics, Inc.*	6,146	231,643
Day One Biopharmaceuticals, Inc.*	2,073	27,571
Deciphera Pharmaceuticals, Inc.*	3,867	52,205
Denali Therapeutics, Inc.*	8,148	246,233
Design Therapeutics, Inc.*	2,536	14,278
Dynavax Technologies Corp.*	8,949	102,287
Dyne Therapeutics, Inc.*	2,372	30,907
Eagle Pharmaceuticals, Inc.*	766	15,895
Editas Medicine, Inc., Class A*	5,171	47,470
Eiger BioPharmaceuticals, Inc.*	3,120	3,494
Emergent BioSolutions, Inc.*	3,770	32,158
Enanta Pharmaceuticals, Inc.*	1,493	35,056
Enochian Biosciences, Inc.*	1,479	1,329
EQRx, Inc.*(b)	15,049	26,486
Erasca, Inc.*	5,411	14,664
Fate Therapeutics, Inc.*	6,223	31,426
FibroGen, Inc.*	6,547	112,936
Foghorn Therapeutics, Inc.*	1,504	9,460
Generation Bio Co.*	3,600	12,600
Geron Corp.*	32,044	104,784
Gossamer Bio, Inc.*	4,715	6,318
GreenLight Biosciences Holdings PBC*	6,692	1,957
Halozyme Therapeutics, Inc.*	9,970	323,327
Heron Therapeutics, Inc.*	7,702	8,780
HilleVax, Inc.*	1,307	22,245
Humacyte, Inc.*	4,399	15,089
Icosavax, Inc.*	1,664	16,707
Ideaya Biosciences, Inc.*	3,315	75,715
IGM Biosciences, Inc.*	792	9,544
ImmunityBio, Inc.*	6,129	16,855
ImmunoGen, Inc.*	16,074	219,249
Immunovant, Inc.*	3,329	69,942
Inhibrx, Inc.*	2,439	57,707
Inovio Pharmaceuticals, Inc.*	18,507	11,078
Insmed, Inc.*	10,120	192,584
Instil Bio, Inc.*	5,209	3,125
Intellia Therapeutics, Inc.*	6,205	231,198
Intercept Pharmaceuticals, Inc.*	1,832	19,309

See accompanying notes to the financial statements.

UltraPro Russell2000
Schedule of Portfolio Investments
May 31, 2023

Investments	Shares	Value ($)
Invivyd, Inc.*	3,844	6,919
Iovance Biotherapeutics, Inc.*	11,287	98,648
Ironwood Pharmaceuticals, Inc., Class A*	10,233	111,335
iTeos Therapeutics, Inc.*	1,762	28,685
IVERIC bio, Inc.*	10,224	385,956
Janux Therapeutics, Inc.*	1,285	14,932
KalVista Pharmaceuticals, Inc.*	1,832	17,862
Karuna Therapeutics, Inc.*	2,429	550,290
Karyopharm Therapeutics, Inc.*	5,827	13,169
Keros Therapeutics, Inc.*	1,440	68,918
Kezar Life Sciences, Inc.*	3,941	10,956
Kiniksa Pharmaceuticals Ltd., Class A*	2,331	32,308
Kinnate Biopharma, Inc.*	2,186	9,400
Kodiak Sciences, Inc.*	2,495	14,795
Kronos Bio, Inc.*	3,046	5,087
Krystal Biotech, Inc.*	1,597	188,206
Kura Oncology, Inc.*	4,866	64,815
Kymera Therapeutics, Inc.*	2,830	83,315
Lexicon Pharmaceuticals, Inc.*	6,233	20,569
Lyell Immunopharma, Inc.*	12,953	41,320
MacroGenics, Inc.*	4,512	21,071
Madrigal Pharmaceuticals, Inc.*	953	265,325
MannKind Corp.*	19,055	88,415
MeiraGTx Holdings plc*	2,452	16,870
Mersana Therapeutics, Inc.*	6,928	52,099
MiMedx Group, Inc.*	8,446	49,494
Mineralys Therapeutics, Inc.*	907	13,188
Mirum Pharmaceuticals, Inc.*(b)	1,378	36,145
Monte Rosa Therapeutics, Inc.*(b)	2,228	16,443
Morphic Holding, Inc.*	1,925	110,688
Myriad Genetics, Inc.*	5,954	131,345
Nkarta, Inc.*	2,451	11,324
Nurix Therapeutics, Inc.*	3,474	35,157
Nuvalent, Inc., Class A*	1,507	63,445
Ocugen, Inc.*	16,265	7,482
Organogenesis Holdings, Inc., Class A*	5,311	19,279
Outlook Therapeutics, Inc.*	11,578	17,367
Pardes Biosciences, Inc., Class A*	2,570	4,909
PepGen, Inc.*	1,126	16,867
PMV Pharmaceuticals, Inc.*	2,756	14,745
Point Biopharma Global, Inc.*	6,499	60,246
Praxis Precision Medicines, Inc.*	3,571	3,070
Precigen, Inc.*	9,132	10,867
Prime Medicine, Inc.*	790	10,839
Prometheus Biosciences, Inc.*	2,604	517,415
Protagonist Therapeutics, Inc.*	3,483	90,802
Prothena Corp. plc*	2,928	194,507
PTC Therapeutics, Inc.*	5,260	220,762
Rallybio Corp.*	1,408	10,081
RAPT Therapeutics, Inc.*	2,232	44,707
Recursion Pharmaceuticals, Inc., Class A*	10,230	89,717
REGENXBIO, Inc.*	3,007	51,811
Relay Therapeutics, Inc.*	6,371	70,973
Replimune Group, Inc.*	3,494	66,351
REVOLUTION Medicines, Inc.*	6,511	162,319
Rigel Pharmaceuticals, Inc.*	12,919	18,087
Rocket Pharmaceuticals, Inc.*	4,180	87,487
Sage Therapeutics, Inc.*	3,899	193,001
Sana Biotechnology, Inc.*	6,661	40,099
Sangamo Therapeutics, Inc.*	10,017	11,219
Seres Therapeutics, Inc.*	5,273	26,101
SpringWorks Therapeutics, Inc.*	2,695	73,789
Stoke Therapeutics, Inc.*	1,679	18,805
Sutro Biopharma, Inc.*	4,035	18,117
Syndax Pharmaceuticals, Inc.*	4,504	89,945
Talaris Therapeutics, Inc.*	1,726	4,574
Tango Therapeutics, Inc.*	3,489	9,420
Tenaya Therapeutics, Inc.*	3,240	23,328
TG Therapeutics, Inc.*	9,970	265,501
Travere Therapeutics, Inc.*	4,607	82,419
Twist Bioscience Corp.*	4,248	64,357
Tyra Biosciences, Inc.*(b)	992	14,354
Vanda Pharmaceuticals, Inc.*	4,155	24,722
Vaxart, Inc.*	9,624	11,741
Vaxcyte, Inc.*	6,125	303,310
VBI Vaccines, Inc.*	480	1,425
Vera Therapeutics, Inc., Class A*	1,625	13,569
Veracyte, Inc.*	5,364	138,820
Vericel Corp.*	3,534	113,512
Verve Therapeutics, Inc.*	3,502	54,211
Vir Biotechnology, Inc.*	5,430	144,818
Viridian Therapeutics, Inc.*	2,862	68,201
VistaGen Therapeutics, Inc.*	15,492	2,201
Xencor, Inc.*	4,298	116,476
Y-mAbs Therapeutics, Inc.*	2,749	22,349
Zentalis Pharmaceuticals, Inc.*	3,514	91,505
		13,318,179
Broadline Retail - 0.1%
1stdibs.com, Inc.*	1,772	6,716
Big Lots, Inc.	2,124	10,663
ContextLogic, Inc., Class A*(b)	1,444	10,122
Dillard's, Inc., Class A	299	82,318
Groupon, Inc., Class A*	1,632	8,813
Qurate Retail, Inc., Series A*	26,214	21,760
		140,392
Building Products - 1.2%
AAON, Inc.	3,283	284,341
American Woodmark Corp.*	1,238	73,661
Apogee Enterprises, Inc.	1,664	61,418
AZZ, Inc.	1,839	64,199
Caesarstone Ltd.	1,695	7,865
CSW Industrials, Inc.	1,096	155,325
Gibraltar Industries, Inc.*	2,327	121,702
Griffon Corp.	3,265	102,913
Insteel Industries, Inc.	1,402	41,962
Janus International Group, Inc.*	6,113	53,978
JELD-WEN Holding, Inc.*	6,247	81,773
Masonite International Corp.*	1,667	146,813
PGT Innovations, Inc.*	4,326	107,588
Quanex Building Products Corp.	2,480	52,105
Resideo Technologies, Inc.*	10,829	173,589
Simpson Manufacturing Co., Inc.	3,203	378,562
UFP Industries, Inc.	4,476	349,575
View, Inc.*	10,135	1,580
Zurn Elkay Water Solutions Corp.	9,300	209,343
		2,468,292
Capital Markets - 1.3%
Artisan Partners Asset Management, Inc., Class A	4,499	143,968
AssetMark Financial Holdings, Inc.*	1,612	45,265
Associated Capital Group, Inc., Class A	128	4,731

See accompanying notes to the financial statements.

UltraPro Russell2000
Schedule of Portfolio Investments
May 31, 2023

Investments	Shares	Value ($)
Avantax, Inc.*	3,566	75,457
B Riley Financial, Inc.	1,555	56,260
Bakkt Holdings, Inc.*	4,375	6,212
BGC Partners, Inc., Class A	23,604	96,068
Brightsphere Investment Group, Inc.	2,421	52,027
Cohen & Steers, Inc.	1,901	103,433
Diamond Hill Investment Group, Inc.	215	34,136
Donnelley Financial Solutions, Inc.*	1,898	84,176
Federated Hermes, Inc., Class B	6,392	220,077
Fidus Investment Corp.	1	13
Focus Financial Partners, Inc., Class A*	4,342	226,175
GCM Grosvenor, Inc., Class A	3,076	21,224
Hamilton Lane, Inc., Class A	2,691	182,746
Houlihan Lokey, Inc., Class A	3,804	332,127
MarketWise, Inc.	1,274	2,879
Moelis & Co., Class A	4,774	180,791
Open Lending Corp., Class A*	7,898	80,086
Oppenheimer Holdings, Inc., Class A	590	23,134
Perella Weinberg Partners, Class A	2,764	21,642
Piper Sandler Cos.	1,302	165,836
PJT Partners, Inc., Class A	1,768	119,163
Sculptor Capital Management, Inc., Class A	1,860	16,089
Silvercrest Asset Management Group, Inc., Class A	725	14,188
StepStone Group, Inc., Class A	4,120	88,621
StoneX Group, Inc.*	1,319	105,903
Value Line, Inc.	68	3,121
Victory Capital Holdings, Inc., Class A	1,209	37,443
Virtus Investment Partners, Inc.	520	99,206
WisdomTree, Inc.	10,198	69,346
		2,711,543
Chemicals - 1.6%
AdvanSix, Inc.	2,000	65,800
Alto Ingredients, Inc.*	5,408	10,870
American Vanguard Corp.	2,099	35,809
Amyris, Inc.*	15,233	12,851
Aspen Aerogels, Inc.*	3,763	24,723
Avient Corp.	6,816	248,784
Balchem Corp.	2,385	294,858
Cabot Corp.	4,164	285,151
Chase Corp.	566	66,562
Danimer Scientific, Inc., Class A*	6,783	19,603
Diversey Holdings Ltd.*(b)	5,850	48,730
Ecovyst, Inc.*	6,329	63,543
FutureFuel Corp.	1,934	16,420
Hawkins, Inc.	1,452	68,157
HB Fuller Co.	4,022	253,145
Ingevity Corp.*	2,808	132,509
Innospec, Inc.	1,853	171,143
Intrepid Potash, Inc.*	832	14,627
Koppers Holdings, Inc.	1,522	44,077
Kronos Worldwide, Inc.	1,658	13,678
Livent Corp.*	12,134	279,689
LSB Industries, Inc.*	5,532	51,448
Mativ Holdings, Inc.	4,074	61,354
Minerals Technologies, Inc.	2,428	135,021
Origin Materials, Inc.*(b)	7,866	33,273
Orion Engineered Carbons SA	4,529	105,027
Perimeter Solutions SA*	8,787	47,626
PureCycle Technologies, Inc.*(b)	7,955	54,810
Quaker Chemical Corp.	1,015	192,657
Rayonier Advanced Materials, Inc.*	4,622	15,715
Sensient Technologies Corp.	3,142	226,318
Stepan Co.	1,599	147,028
Trinseo plc	2,620	32,540
Tronox Holdings plc	8,759	93,196
Valhi, Inc.	180	2,237
		3,368,979
Commercial Services & Supplies - 1.3%
ABM Industries, Inc.	4,967	219,343
ACCO Brands Corp.	6,886	33,328
ACV Auctions, Inc., Class A*	8,824	150,361
Aris Water Solutions, Inc., Class A	1,648	15,145
Brady Corp., Class A	3,381	161,206
BrightView Holdings, Inc.*	3,071	20,269
Brink's Co. (The)	3,394	225,803
Casella Waste Systems, Inc., Class A*	3,740	337,198
Cimpress plc*	1,321	63,117
CompX International, Inc.	118	2,195
CoreCivic, Inc., REIT*	8,547	73,675
Deluxe Corp.	3,240	49,313
Ennis, Inc.	1,901	36,822
GEO Group, Inc. (The)*	8,865	66,133
Harsco Corp.*	5,879	49,736
Healthcare Services Group, Inc.	5,550	74,980
Heritage-Crystal Clean, Inc.*	1,173	38,897
HNI Corp.	3,415	87,083
Interface, Inc., Class A	4,300	29,799
Li-Cycle Holdings Corp.*	10,232	48,295
Liquidity Services, Inc.*	1,829	27,673
Matthews International Corp., Class A	2,237	86,124
MillerKnoll, Inc.	5,690	77,099
Montrose Environmental Group, Inc.*	2,057	72,180
NL Industries, Inc.	625	3,494
OPENLANE, Inc.*	8,090	121,512
Pitney Bowes, Inc.	12,962	43,034
Quad/Graphics, Inc.*	2,428	7,940
SP Plus Corp.*	1,507	54,870
Steelcase, Inc., Class A	6,516	42,289
UniFirst Corp.	1,120	191,643
Viad Corp.*	1,523	35,364
VSE Corp.	793	37,295
		2,583,215
Communications Equipment - 0.6%
ADTRAN Holdings, Inc.	5,743	51,170
Aviat Networks, Inc.*	840	25,721
Calix, Inc.*	4,304	200,609
Cambium Networks Corp.*	860	13,485
Casa Systems, Inc.*	2,649	2,781
Clearfield, Inc.*	957	37,428
CommScope Holding Co., Inc.*	15,355	63,877
Comtech Telecommunications Corp.	1,936	22,225
Digi International, Inc.*	2,608	93,758
DZS, Inc.*	1,508	9,033
Extreme Networks, Inc.*	9,450	194,670
Harmonic, Inc.*	6,891	121,351

See accompanying notes to the financial statements.

UltraPro Russell2000
Schedule of Portfolio Investments
May 31, 2023

Investments	Shares	Value ($)
Infinera Corp.*(b)	14,470	70,903
Inseego Corp.*	6,451	6,903
NETGEAR, Inc.*	2,121	29,758
NetScout Systems, Inc.*	5,077	154,950
Ondas Holdings, Inc.*	2,702	2,343
Ribbon Communications, Inc.*	5,413	15,048
Viavi Solutions, Inc.*	16,813	165,440
		1,281,453
Construction & Engineering - 1.4%
Ameresco, Inc., Class A*	2,381	102,574
API Group Corp.*	15,491	350,097
Arcosa, Inc.	3,626	238,083
Argan, Inc.	959	38,792
Comfort Systems USA, Inc.	2,654	392,739
Concrete Pumping Holdings, Inc.*	1,919	13,318
Construction Partners, Inc., Class A*	2,988	82,678
Dycom Industries, Inc.*	2,161	219,190
EMCOR Group, Inc.	3,537	583,039
Fluor Corp.*	10,659	283,103
Granite Construction, Inc.	3,313	119,897
Great Lakes Dredge & Dock Corp.*	4,892	31,015
IES Holdings, Inc.*	640	30,349
MYR Group, Inc.*	1,228	156,570
Northwest Pipe Co.*	732	19,442
Primoris Services Corp.	3,971	106,423
Sterling Infrastructure, Inc.*	2,191	100,939
Tutor Perini Corp.*	3,146	16,988
		2,885,236
Construction Materials - 0.2%
Summit Materials, Inc., Class A*	8,902	281,570
United States Lime & Minerals, Inc.	151	27,395
		308,965
Consumer Finance - 0.6%
Atlanticus Holdings Corp.*	315	11,012
Bread Financial Holdings, Inc.	3,749	105,647
Consumer Portfolio Services, Inc.*	691	8,023
Curo Group Holdings Corp.	1,646	1,778
Encore Capital Group, Inc.*	1,734	74,683
Enova International, Inc.*	2,303	107,136
EZCORP, Inc., Class A*	3,672	30,624
FirstCash Holdings, Inc.	2,821	277,981
Green Dot Corp., Class A*	3,521	64,188
LendingClub Corp.*	7,901	64,788
LendingTree, Inc.*	785	14,358
Moneylion, Inc.*	363	4,044
Navient Corp.	7,645	115,822
Nelnet, Inc., Class A	1,092	101,010
NerdWallet, Inc., Class A*	1,946	18,292
Oportun Financial Corp.*	2,105	12,062
OppFi, Inc.*(b)	722	1,473
PRA Group, Inc.*	2,885	53,949
PROG Holdings, Inc.*	3,743	122,134
Regional Management Corp.	567	14,827
Sunlight Financial Holdings, Inc.*	1,761	694
World Acceptance Corp.*	292	32,467
		1,236,992
Consumer Staples Distribution & Retail - 0.5%
Andersons, Inc. (The)	2,397	93,507
Chefs' Warehouse, Inc. (The)*	2,553	79,424
HF Foods Group, Inc.*	2,837	10,213
Ingles Markets, Inc., Class A	1,065	85,487
Natural Grocers by Vitamin Cottage, Inc.	693	7,658
PriceSmart, Inc.	1,923	139,379
Rite Aid Corp.*	4,149	7,427
SpartanNash Co.	2,613	59,838
Sprouts Farmers Market, Inc.*	7,934	274,199
United Natural Foods, Inc.*	4,469	119,367
Village Super Market, Inc., Class A	635	13,179
Weis Markets, Inc.	1,230	73,234
		962,912
Containers & Packaging - 0.3%
Eightco Holdings, Inc.*	100	178
Greif, Inc., Class A	1,863	111,966
Greif, Inc., Class B	398	27,840
Myers Industries, Inc.	2,717	50,808
O-I Glass, Inc.*	11,520	238,695
Pactiv Evergreen, Inc.	3,236	22,717
Ranpak Holdings Corp., Class A*	3,251	10,078
TriMas Corp.	3,136	79,372
		541,654
Distributors - 0.0%(d)
Funko, Inc., Class A*	2,383	29,073
Weyco Group, Inc.	443	12,023
		41,096
Diversified Consumer Services - 0.8%
2U, Inc.*	5,742	22,968
Adtalem Global Education, Inc.*	3,360	139,440
American Public Education, Inc.*	1,402	7,024
Beachbody Co., Inc. (The)*	7,836	3,807
Carriage Services, Inc., Class A	995	26,029
Chegg, Inc.*	9,313	83,631
Coursera, Inc.*	8,544	108,167
Duolingo, Inc., Class A*	1,802	269,525
European Wax Center, Inc., Class A*	1,826	31,645
Frontdoor, Inc.*	6,198	191,084
Graham Holdings Co., Class B	277	156,436
Laureate Education, Inc.	10,067	121,811
Nerdy, Inc.*	4,178	10,821
OneSpaWorld Holdings Ltd.*	4,969	51,827
Perdoceo Education Corp.*	5,036	59,374
Rover Group, Inc., Class A*	7,015	32,620
Strategic Education, Inc.	1,700	134,147
Stride, Inc.*	3,146	127,130
Udemy, Inc.*	5,466	54,660
Universal Technical Institute, Inc.*	2,478	15,933
WW International, Inc.*	4,059	26,627
		1,674,706
Diversified REITs - 0.4%
Alexander & Baldwin, Inc., REIT	5,423	99,349
American Assets Trust, Inc., REIT	3,698	70,447
Armada Hoffler Properties, Inc., REIT	5,024	55,465
Broadstone Net Lease, Inc., REIT	12,959	203,197
CTO Realty Growth, Inc., REIT	1,681	26,795
Empire State Realty Trust, Inc., Class A, REIT	9,961	61,460
Essential Properties Realty Trust, Inc., REIT	10,526	251,887
Gladstone Commercial Corp., REIT	2,933	34,287
Global Net Lease, Inc., REIT	7,802	75,055
One Liberty Properties, Inc., REIT	1,221	24,432
		902,374

See accompanying notes to the financial statements.

UltraPro Russell2000
Schedule of Portfolio Investments
May 31, 2023

Investments	Shares	Value ($)
Diversified Telecommunication Services - 0.6%
Anterix, Inc.*	1,379	45,024
ATN International, Inc.	819	30,737
Bandwidth, Inc., Class A*	1,735	20,647
Charge Enterprises, Inc.*	9,739	8,893
Cogent Communications Holdings, Inc.	3,220	198,094
Consolidated Communications Holdings, Inc.*	5,561	20,298
EchoStar Corp., Class A*	2,518	39,709
Globalstar, Inc.*	51,221	58,392
IDT Corp., Class B*	1,162	35,313
Iridium Communications, Inc.	9,362	562,094
Liberty Latin America Ltd., Class A*	2,864	20,964
Liberty Latin America Ltd., Class C*	10,929	79,782
Ooma, Inc.*	1,752	23,337
Radius Global Infrastructure, Inc., Class A*	5,746	85,041
		1,228,325
Electric Utilities - 0.6%
ALLETE, Inc.	4,292	255,674
MGE Energy, Inc.	2,726	195,618
Otter Tail Corp.	3,079	228,493
PNM Resources, Inc.	6,400	293,888
Portland General Electric Co.	6,701	326,540
Via Renewables, Inc., Class A	183	1,925
		1,302,138
Electrical Equipment - 1.2%
Allied Motion Technologies, Inc.	1,000	33,930
Array Technologies, Inc.*	11,288	250,255
Atkore, Inc.*	2,950	344,471
Babcock & Wilcox Enterprises, Inc.*	4,547	21,826
Blink Charging Co.*(b)	3,156	21,240
Bloom Energy Corp., Class A*	13,469	184,795
Encore Wire Corp.	1,325	216,863
Energy Vault Holdings, Inc.*(b)	6,138	12,890
EnerSys	3,054	297,063
Enovix Corp.*(b)	8,146	108,097
ESS Tech, Inc.*	6,037	6,943
Fluence Energy, Inc., Class A*(b)	2,749	68,175
FTC Solar, Inc.*(b)	3,211	8,862
FuelCell Energy, Inc.*	30,594	64,859
GrafTech International Ltd.	14,511	62,252
Heliogen, Inc.*	6,802	1,668
NEXTracker, Inc., Class A*	2,310	88,358
NuScale Power Corp.*	2,347	17,602
Powell Industries, Inc.	684	39,330
Preformed Line Products Co.	187	28,744
Shoals Technologies Group, Inc., Class A*	12,184	286,202
Stem, Inc.*(b)	10,788	59,550
SunPower Corp.*(b)	6,127	64,946
Thermon Group Holdings, Inc.*	2,481	56,914
TPI Composites, Inc.*	2,738	29,187
Vicor Corp.*	1,648	91,217
		2,466,239
Electronic Equipment, Instruments & Components - 2.2%
908 Devices, Inc.*(b)	1,654	14,406
Advanced Energy Industries, Inc.	2,812	275,998
Aeva Technologies, Inc.*	7,253	8,704
AEye, Inc.*	7,648	1,558
Akoustis Technologies, Inc.*(b)	4,974	15,718
Arlo Technologies, Inc.*	6,501	62,865
Badger Meter, Inc.	2,190	301,935
Belden, Inc.	3,179	278,131
Benchmark Electronics, Inc.	2,614	61,716
Cepton, Inc.*	3,535	1,590
CTS Corp.	2,374	108,420
ePlus, Inc.*	1,985	98,039
Evolv Technologies Holdings, Inc.*	6,293	37,506
Fabrinet*	2,765	313,053
FARO Technologies, Inc.*	1,408	21,247
Focus Universal, Inc.*	1,988	3,320
Identiv, Inc.*	1,650	11,995
Insight Enterprises, Inc.*	2,351	317,902
Itron, Inc.*	3,378	228,792
Kimball Electronics, Inc.*	1,794	44,491
Knowles Corp.*	6,709	120,628
Lightwave Logic, Inc.*(b)	8,457	62,666
Methode Electronics, Inc.	2,654	114,255
MicroVision, Inc.*(b)	12,398	58,147
Mirion Technologies, Inc., Class A*	10,256	81,125
Napco Security Technologies, Inc.	2,358	87,694
nLight, Inc.*	3,328	48,123
Novanta, Inc.*	2,661	440,662
OSI Systems, Inc.*	1,199	142,693
Ouster, Inc.*	2,093	14,253
PAR Technology Corp.*	1,985	68,621
PC Connection, Inc.	843	37,910
Plexus Corp.*	2,057	186,529
Rogers Corp.*	1,406	221,403
Sanmina Corp.*	4,270	226,481
ScanSource, Inc.*	1,891	54,385
SmartRent, Inc., Class A*(b)	9,077	32,677
TTM Technologies, Inc.*	7,588	103,956
Vishay Intertechnology, Inc.	9,725	250,710
Vishay Precision Group, Inc.*	930	32,476
		4,592,780
Energy Equipment & Services - 1.5%
Archrock, Inc.	10,135	91,215
Borr Drilling Ltd.*	15,086	103,339
Bristow Group, Inc., Class A*	1,749	42,763
Cactus, Inc., Class A	4,682	147,858
ChampionX Corp.	14,995	378,774
Diamond Offshore Drilling, Inc.*	7,575	82,946
DMC Global, Inc.*	1,407	22,822
Dril-Quip, Inc.*	2,510	56,098
Expro Group Holdings NV*	6,501	107,852
Helix Energy Solutions Group, Inc.*	10,707	67,240
Helmerich & Payne, Inc.	7,698	237,714
Liberty Energy, Inc., Class A	10,075	118,280
Nabors Industries Ltd.*	679	56,832
Newpark Resources, Inc.*	6,455	22,334
NexTier Oilfield Solutions, Inc.*	13,150	99,151
Noble Corp. plc*	6,315	238,328
Oceaneering International, Inc.*	7,490	114,672
Oil States International, Inc.*	4,712	29,968
Patterson-UTI Energy, Inc.	16,061	156,434
ProFrac Holding Corp., Class A*	1,751	19,646
ProPetro Holding Corp.*	6,539	43,615
RPC, Inc.	5,567	37,021

See accompanying notes to the financial statements.

UltraPro Russell2000
Schedule of Portfolio Investments
May 31, 2023

Investments	Shares	Value ($)
Select Water Solutions, Inc., Class A	5,345	38,805
Solaris Oilfield Infrastructure, Inc., Class A	2,363	17,321
TETRA Technologies, Inc.*	9,318	24,227
Tidewater, Inc.*	3,486	156,208
US Silica Holdings, Inc.*	5,549	62,870
Valaris Ltd.*	4,561	263,307
Weatherford International plc*	5,292	298,680
		3,136,320
Entertainment - 0.3%
Cinemark Holdings, Inc.*	8,159	130,626
IMAX Corp.*	3,522	61,071
Liberty Media Corp.-Liberty Braves, Class A*	751	28,065
Liberty Media Corp.-Liberty Braves, Class C*	2,821	103,474
Lions Gate Entertainment Corp., Class A*	4,365	44,960
Lions Gate Entertainment Corp., Class B*	8,646	83,780
Madison Square Garden Entertainment Corp.*	1,952	68,496
Marcus Corp. (The)	1,781	27,214
Playstudios, Inc.*	5,933	26,876
Reservoir Media, Inc.*	1,530	9,960
Skillz, Inc., Class A*	23,528	11,011
Sphere Entertainment Co.*	1,952	46,594
Vivid Seats, Inc., Class A*	1,919	14,028
		656,155
Financial Services - 1.6%
Alerus Financial Corp.	1,135	18,920
A-Mark Precious Metals, Inc.	1,374	46,537
AvidXchange Holdings, Inc.*	10,976	106,357
Banco Latinoamericano de Comercio Exterior SA, Class E	2,060	40,149
Cannae Holdings, Inc.*	5,199	102,160
Cantaloupe, Inc.*	4,280	26,322
Cass Information Systems, Inc.	1,007	38,890
Compass Diversified Holdings	4,637	90,978
Enact Holdings, Inc.	2,249	54,741
Essent Group Ltd.	7,889	348,457
EVERTEC, Inc.	4,574	157,712
Federal Agricultural Mortgage Corp., Class C	681	91,125
Finance of America Cos., Inc., Class A*	2,936	4,169
Flywire Corp.*	4,269	128,241
Home Point Capital, Inc.*	596	1,377
I3 Verticals, Inc., Class A*	1,728	39,485
International Money Express, Inc.*	2,346	54,662
Jackson Financial, Inc., Class A	5,600	155,120
Marqeta, Inc., Class A*	32,503	155,689
Merchants Bancorp	1,178	26,929
Mr Cooper Group, Inc.*	5,190	240,089
NMI Holdings, Inc., Class A*	6,147	154,597
Payoneer Global, Inc.*	16,512	68,525
Paysafe Ltd.*	2,111	20,391
PennyMac Financial Services, Inc.	2,004	122,324
Priority Technology Holdings, Inc.*	1,326	4,747
Radian Group, Inc.	11,791	301,142
Remitly Global, Inc.*	7,503	137,605
Repay Holdings Corp., Class A*	6,560	41,525
StoneCo Ltd., Class A*	20,752	260,023
SWK Holdings Corp.*	266	4,509
Velocity Financial, Inc.*	644	5,777
Walker & Dunlop, Inc.	2,298	168,191
Waterstone Financial, Inc.	1,417	19,158
		3,236,623
Food Products - 1.0%
Alico, Inc.	526	12,177
AppHarvest, Inc.*	7,738	3,559
B&G Foods, Inc.	5,297	67,855
Benson Hill, Inc.*	12,818	15,253
Beyond Meat, Inc.*	4,596	46,649
BRC, Inc., Class A*(b)	2,023	10,904
Calavo Growers, Inc.	1,292	41,770
Cal-Maine Foods, Inc.	2,839	134,994
Fresh Del Monte Produce, Inc.	2,285	60,233
Hain Celestial Group, Inc. (The)*	6,709	81,917
Hostess Brands, Inc., Class A*	9,995	248,676
J & J Snack Foods Corp.	1,138	175,195
John B Sanfilippo & Son, Inc.	669	77,758
Lancaster Colony Corp.	1,456	286,221
Lifecore Biomedical, Inc.*	1,962	16,069
Local Bounti Corp.*	4,843	2,131
Mission Produce, Inc.*	3,000	36,600
Seneca Foods Corp., Class A*	383	17,710
Simply Good Foods Co. (The)*	6,650	240,664
Sovos Brands, Inc.*	2,868	54,463
SunOpta, Inc.*	7,311	49,203
Tattooed Chef, Inc.*	3,719	2,031
Tootsie Roll Industries, Inc.	1,203	46,984
TreeHouse Foods, Inc.*	3,809	180,356
Utz Brands, Inc.	4,919	80,918
Vital Farms, Inc.*	2,237	32,414
Whole Earth Brands, Inc.*	3,043	8,794
		2,031,498
Gas Utilities - 0.9%
Brookfield Infrastructure Corp., Class A	7,334	338,097
Chesapeake Utilities Corp.	1,304	166,521
New Jersey Resources Corp.	7,209	349,276
Northwest Natural Holding Co.	2,597	110,892
ONE Gas, Inc.	4,026	325,865
Southwest Gas Holdings, Inc.	5,017	293,645
Spire, Inc.	3,818	246,528
		1,830,824
Ground Transportation - 0.6%
ArcBest Corp.	1,811	151,726
Bird Global, Inc., Class A*	525	1,066
Covenant Logistics Group, Inc., Class A	696	26,566
Daseke, Inc.*	3,016	18,096
Heartland Express, Inc.	3,499	54,584
Marten Transport Ltd.	4,366	92,341
PAM Transportation Services, Inc.*	494	12,923
Saia, Inc.*	1,987	564,626
TuSimple Holdings, Inc., Class A*	10,595	21,402
Universal Logistics Holdings, Inc.	538	14,284
Werner Enterprises, Inc.	4,744	208,356
		1,165,970
Health Care Equipment & Supplies - 3.5%
Alphatec Holdings, Inc.*	5,427	82,273
AngioDynamics, Inc.*	2,784	26,337
Artivion, Inc.*	2,915	43,667

See accompanying notes to the financial statements.

UltraPro Russell2000
Schedule of Portfolio Investments
May 31, 2023

Investments	Shares	Value ($)
AtriCure, Inc.*	3,414	153,528
Atrion Corp.	103	53,597
Avanos Medical, Inc.*	3,466	84,917
Axogen, Inc.*	3,036	25,806
Axonics, Inc.*	3,672	177,688
Bioventus, Inc., Class A*	2,392	6,470
Butterfly Network, Inc.*	9,950	24,278
Cerus Corp.*	12,918	27,644
CONMED Corp.	2,179	264,313
Cue Health, Inc.*	8,151	6,207
Cutera, Inc.*	1,242	20,878
Embecta Corp.	4,313	119,341
Figs, Inc., Class A*	9,546	78,659
Glaukos Corp.*	3,425	195,293
Haemonetics Corp.*	3,753	317,504
Heska Corp.*	723	86,565
Inari Medical, Inc.*	3,613	218,225
Inogen, Inc.*	1,721	18,122
Inspire Medical Systems, Inc.*	2,141	626,221
Integer Holdings Corp.*	2,467	201,949
iRadimed Corp.	534	25,114
iRhythm Technologies, Inc.*	2,258	258,022
Lantheus Holdings, Inc.*	5,116	442,994
LeMaitre Vascular, Inc.	1,459	91,684
LivaNova plc*	4,019	177,961
Merit Medical Systems, Inc.*	4,186	344,926
Mesa Laboratories, Inc.	383	49,595
Nano-X Imaging Ltd.*	3,424	60,913
Neogen Corp.*	16,244	284,108
Nevro Corp.*	2,614	72,042
NuVasive, Inc.*	3,921	149,625
Omnicell, Inc.*	3,322	243,901
OraSure Technologies, Inc.*	5,373	27,026
Orthofix Medical, Inc.*	2,566	47,958
OrthoPediatrics Corp.*	1,135	49,032
Outset Medical, Inc.*	3,626	75,530
Owlet, Inc.*	5,305	1,170
Paragon 28, Inc.*	3,649	65,609
PROCEPT BioRobotics Corp.*	1,941	64,926
Pulmonx Corp.*	2,560	30,746
RxSight, Inc.*	1,778	43,330
Senseonics Holdings, Inc.*	35,404	22,673
Shockwave Medical, Inc.*	2,664	732,840
SI-BONE, Inc.*	2,544	64,058
Sight Sciences, Inc.*	1,631	15,641
Silk Road Medical, Inc.*	2,808	84,773
STAAR Surgical Co.*	3,590	208,292
Surmodics, Inc.*	1,021	18,715
Tactile Systems Technology, Inc.*	1,469	30,878
Tenon Medical, Inc.*	565	655
TransMedics Group, Inc.*	2,283	165,883
Treace Medical Concepts, Inc.*	2,754	73,256
UFP Technologies, Inc.*	511	79,016
Utah Medical Products, Inc.	257	24,027
Varex Imaging Corp.*	2,892	63,740
Vicarious Surgical, Inc., Class A*	4,137	8,688
ViewRay, Inc.*	11,084	6,107
Zimvie, Inc.*	1,557	15,539
Zynex, Inc.*(b)	1,613	15,130
		7,095,605
Health Care Providers & Services - 2.1%
23andMe Holding Co., Class A*	19,335	37,123
Accolade, Inc.*	4,980	59,959
AdaptHealth Corp., Class A*	5,408	56,676
Addus HomeCare Corp.*	1,157	104,304
Agiliti, Inc.*	2,087	34,164
AirSculpt Technologies, Inc.	927	7,824
Alignment Healthcare, Inc.*	7,363	43,221
AMN Healthcare Services, Inc.*	3,240	307,670
Apollo Medical Holdings, Inc.*	2,913	92,109
ATI Physical Therapy, Inc.*	5,600	984
Aveanna Healthcare Holdings, Inc.*(b)	3,334	3,934
Brookdale Senior Living, Inc.*	13,923	48,034
Cano Health, Inc.*(b)	12,120	16,483
CareMax, Inc.*	4,376	11,509
Castle Biosciences, Inc.*	1,837	44,878
Clover Health Investments Corp., Class A*	28,920	24,492
Community Health Systems, Inc.*	9,362	30,614
CorVel Corp.*	654	127,818
Cross Country Healthcare, Inc.*	2,673	68,161
DocGo, Inc.*	6,177	55,284
Ensign Group, Inc. (The)	4,032	357,275
Fulgent Genetics, Inc.*	1,566	62,280
GeneDx Holdings Corp., Class A*	671	5,046
HealthEquity, Inc.*	6,215	340,582
Hims & Hers Health, Inc.*	9,085	81,220
Innovage Holding Corp.*	1,432	9,637
Invitae Corp.*	18,255	19,533
Joint Corp. (The)*	1,052	14,917
LifeStance Health Group, Inc.*	5,408	44,292
ModivCare, Inc.*	947	42,549
National HealthCare Corp.	943	57,240
National Research Corp.	1,052	47,235
NeoGenomics, Inc.*	9,423	161,887
Nutex Health, Inc.*	18,950	8,249
Oncology Institute, Inc. (The)*	2,686	1,148
OPKO Health, Inc.*	30,225	42,013
Option Care Health, Inc.*	12,514	344,761
Owens & Minor, Inc.*	5,525	112,213
P3 Health Partners, Inc.*	1,819	7,367
Patterson Cos., Inc.	6,525	170,890
Pediatrix Medical Group, Inc.*	6,124	81,449
Pennant Group, Inc. (The)*	1,933	23,196
PetIQ, Inc., Class A*	2,031	25,855
Privia Health Group, Inc.*	7,055	176,022
Progyny, Inc.*	5,659	210,798
R1 RCM, Inc.*	11,251	182,829
RadNet, Inc.*	3,739	108,207
Select Medical Holdings Corp.	7,796	213,377
Surgery Partners, Inc.*	3,852	144,373
US Physical Therapy, Inc.	963	98,370
		4,370,051
Health Care REITs - 0.5%
CareTrust REIT, Inc., REIT	7,415	143,851
Community Healthcare Trust, Inc., REIT	1,775	58,220
Diversified Healthcare Trust, REIT	17,808	24,219
Global Medical REIT, Inc., REIT	4,569	39,842
LTC Properties, Inc., REIT	2,993	96,105
National Health Investors, Inc., REIT	3,128	163,000
Physicians Realty Trust, REIT	17,069	233,162
Sabra Health Care REIT, Inc., REIT	17,283	194,607

See accompanying notes to the financial statements.

UltraPro Russell2000
Schedule of Portfolio Investments
May 31, 2023

Investments	Shares	Value ($)
Universal Health Realty Income Trust, REIT	959	41,889
		994,895
Health Care Technology - 0.4%
American Well Corp., Class A*	17,173	37,952
Babylon Holdings Ltd., Class A*(b)	324	206
Computer Programs and Systems, Inc.*	1,049	25,029
Evolent Health, Inc., Class A*	6,137	178,832
Health Catalyst, Inc.*	4,107	46,245
HealthStream, Inc.	1,809	41,643
Multiplan Corp.*	28,292	39,326
NextGen Healthcare, Inc.*	4,114	64,055
OptimizeRx Corp.*	1,252	17,578
Phreesia, Inc.*	3,718	111,614
Schrodinger, Inc.*	4,039	135,105
Sharecare, Inc.*	22,317	33,252
Simulations Plus, Inc.	1,168	51,614
Veradigm, Inc.*	8,068	95,041
		877,492
Hotel & Resort REITs - 0.7%
Apple Hospitality REIT, Inc., REIT	16,108	234,049
Ashford Hospitality Trust, Inc., REIT*	2,575	10,686
Braemar Hotels & Resorts, Inc., REIT	4,814	19,689
Chatham Lodging Trust, REIT	3,588	33,691
DiamondRock Hospitality Co., REIT	15,705	123,284
Hersha Hospitality Trust, Class A, REIT	2,349	13,601
Pebblebrook Hotel Trust, REIT	9,725	131,871
RLJ Lodging Trust, REIT	12,009	123,453
Ryman Hospitality Properties, Inc., REIT	4,030	369,672
Service Properties Trust, REIT	12,297	100,959
Summit Hotel Properties, Inc., REIT	7,841	51,359
Sunstone Hotel Investors, Inc., REIT	15,884	156,775
Xenia Hotels & Resorts, Inc., REIT	8,565	99,782
		1,468,871
Hotels, Restaurants & Leisure - 2.3%
Accel Entertainment, Inc., Class A*	4,179	38,990
Bally's Corp.*	2,686	36,503
Biglari Holdings, Inc., Class B*	56	11,538
BJ's Restaurants, Inc.*	1,698	50,566
Bloomin' Brands, Inc.	6,541	156,265
Bluegreen Vacations Holding Corp., Class A	715	20,435
Bowlero Corp.*	2,211	25,338
Brinker International, Inc.*	3,253	118,995
Century Casinos, Inc.*	2,039	13,845
Cheesecake Factory, Inc. (The)	3,627	113,634
Chuy's Holdings, Inc.*	1,341	49,402
Cracker Barrel Old Country Store, Inc.(b)	1,658	162,517
Dave & Buster's Entertainment, Inc.*	3,215	103,362
Denny's Corp.*	4,168	46,140
Dine Brands Global, Inc.	1,105	66,112
El Pollo Loco Holdings, Inc.	1,460	13,344
Everi Holdings, Inc.*	6,459	89,780
F45 Training Holdings, Inc.*	2,782	2,838
First Watch Restaurant Group, Inc.*	1,131	19,962
Full House Resorts, Inc.*	2,461	17,473
Golden Entertainment, Inc.*	1,506	63,463
Hilton Grand Vacations, Inc.*	6,432	274,968
Inspirato, Inc.*	1,535	1,452
Inspired Entertainment, Inc.*	1,596	21,913
International Game Technology plc	7,356	180,443
Jack in the Box, Inc.	1,553	134,428
Krispy Kreme, Inc.	5,378	80,347
Kura Sushi USA, Inc., Class A*	347	28,277
Life Time Group Holdings, Inc.*	3,146	59,805
Light & Wonder, Inc.*	7,070	412,110
Lindblad Expeditions Holdings, Inc.*	2,514	23,833
Monarch Casino & Resort, Inc.	997	64,695
NEOGAMES SA*	975	26,588
Noodles & Co., Class A*	3,060	10,251
ONE Group Hospitality, Inc. (The)*	1,691	11,939
Papa John's International, Inc.	2,443	171,279
Portillo's, Inc., Class A*	2,391	47,987
RCI Hospitality Holdings, Inc.	644	46,516
Red Rock Resorts, Inc., Class A	3,796	173,060
Rush Street Interactive, Inc.*	4,546	13,638
Ruth's Hospitality Group, Inc.	2,366	50,703
Sabre Corp.*	24,418	75,696
SeaWorld Entertainment, Inc.*	2,975	165,886
Shake Shack, Inc., Class A*	2,806	185,673
Sonder Holdings, Inc.*	14,179	10,064
Sweetgreen, Inc., Class A*	6,643	63,308
Target Hospitality Corp.*	2,188	30,916
Texas Roadhouse, Inc., Class A	5,021	541,766
Vacasa, Inc., Class A*	8,657	6,642
Wingstop, Inc.	2,244	447,364
Xponential Fitness, Inc., Class A*	1,529	40,503
		4,622,552
Household Durables - 1.6%
Aterian, Inc.*	4,936	2,883
Beazer Homes USA, Inc.*	2,225	45,101
Cavco Industries, Inc.*	653	162,584
Century Communities, Inc.	2,114	134,514
Dream Finders Homes, Inc., Class A*(b)	1,568	29,071
Ethan Allen Interiors, Inc.	1,695	42,426
GoPro, Inc., Class A*	9,674	40,631
Green Brick Partners, Inc.*	2,035	97,415
Helen of Troy Ltd.*	1,780	171,378
Hovnanian Enterprises, Inc., Class A*	362	30,394
Installed Building Products, Inc.	1,781	186,186
iRobot Corp.*	2,011	71,290
KB Home	5,680	246,114
Landsea Homes Corp.*	708	5,098
La-Z-Boy, Inc.	3,218	85,985
Legacy Housing Corp.*	655	12,471
LGI Homes, Inc.*	1,535	174,637
Lifetime Brands, Inc.	956	4,684
Lovesac Co. (The)*	1,045	22,029
M/I Homes, Inc.*	1,993	140,845
MDC Holdings, Inc.	4,368	175,943
Meritage Homes Corp.	2,719	313,582
Purple Innovation, Inc., Class A	4,712	16,304

See accompanying notes to the financial statements.

UltraPro Russell2000
Schedule of Portfolio Investments
May 31, 2023

Investments	Shares	Value ($)
Skyline Champion Corp.*	3,994	232,171
Snap One Holdings Corp.*	1,349	11,912
Sonos, Inc.*	9,556	138,849
Taylor Morrison Home Corp., Class A*	7,835	332,439
Traeger, Inc.*	2,484	9,166
Tri Pointe Homes, Inc.*	7,554	220,652
Tupperware Brands Corp.*	3,304	2,941
Universal Electronics, Inc.*	907	7,319
Vizio Holding Corp., Class A*	5,076	33,146
Vuzix Corp.*(b)	4,439	22,284
		3,222,444
Household Products - 0.2%
Central Garden & Pet Co.*	738	26,789
Central Garden & Pet Co., Class A*	3,003	103,153
Energizer Holdings, Inc.	5,340	174,084
WD-40 Co.	1,023	194,012
		498,038
Independent Power and Renewable Electricity Producers - 0.4%
Altus Power, Inc., Class A*	6,878	32,671
Clearway Energy, Inc., Class A	2,608	71,668
Clearway Energy, Inc., Class C	6,143	176,488
Montauk Renewables, Inc.*	4,820	33,451
Ormat Technologies, Inc.	3,915	333,166
Sunnova Energy International, Inc.*(b)	7,434	131,284
		778,728
Industrial Conglomerates - 0.0%(d)
Brookfield Business Corp., Class A	1,945	40,009

Industrial REITs - 0.6%
Indus Realty Trust, Inc., REIT	400	26,720
Industrial Logistics Properties Trust, REIT	4,866	8,807
Innovative Industrial Properties, Inc., REIT	2,079	137,422
LXP Industrial Trust, REIT	20,377	210,698
Plymouth Industrial REIT, Inc., REIT	2,822	61,830
STAG Industrial, Inc., REIT	13,509	470,113
Terreno Realty Corp., REIT	6,041	370,495
		1,286,085
Insurance - 1.8%
Ambac Financial Group, Inc.*	3,314	46,164
American Equity Investment Life Holding Co.	5,301	209,125
AMERISAFE, Inc.	1,432	73,118
Argo Group International Holdings Ltd.	2,379	69,729
Bright Health Group, Inc.*	180	1,667
BRP Group, Inc., Class A*	4,550	91,273
CNO Financial Group, Inc.	8,499	184,513
Crawford & Co., Class A	1,158	11,441
Donegal Group, Inc., Class A	1,165	16,753
eHealth, Inc.*	1,851	12,383
Employers Holdings, Inc.	2,036	73,622
Enstar Group Ltd.*	843	198,425
Genworth Financial, Inc., Class A*	37,056	198,250
Goosehead Insurance, Inc., Class A*	1,426	78,687
Greenlight Capital Re Ltd., Class A*	1,956	18,797
HCI Group, Inc.	470	24,858
Hippo Holdings, Inc.*	1,288	20,247
Horace Mann Educators Corp.	3,077	92,464
Investors Title Co.	97	12,857
James River Group Holdings Ltd.	2,753	52,692
Kinsale Capital Group, Inc.	1,622	491,434
Lemonade, Inc.*(b)	3,512	61,882
MBIA, Inc.*	3,595	28,616
Mercury General Corp.	2,003	60,110
National Western Life Group, Inc., Class A	170	63,417
NI Holdings, Inc.*	633	8,672
Oscar Health, Inc., Class A*	9,033	66,302
Palomar Holdings, Inc.*	1,818	99,372
ProAssurance Corp.	4,036	49,037
RLI Corp.	2,924	362,137
Root, Inc., Class A*	590	2,838
Safety Insurance Group, Inc.	1,066	77,626
Selective Insurance Group, Inc.	4,469	432,286
Selectquote, Inc.*	10,135	16,216
SiriusPoint Ltd.*	6,898	64,220
Skyward Specialty Insurance Group, Inc.*	778	18,369
Stewart Information Services Corp.	2,010	90,128
Tiptree, Inc., Class A	1,853	24,441
Trupanion, Inc.*	2,921	65,635
United Fire Group, Inc.	1,599	34,347
Universal Insurance Holdings, Inc.	1,932	27,724
		3,631,874
Interactive Media & Services - 0.5%
Arena Group Holdings, Inc. (The)*	869	3,650
Bumble, Inc., Class A*	7,496	114,689
Cargurus, Inc., Class A*	7,642	143,593
Cars.com, Inc.*	4,953	87,420
DHI Group, Inc.*	3,178	11,632
Eventbrite, Inc., Class A*	5,850	42,471
EverQuote, Inc., Class A*	1,496	13,629
fuboTV, Inc.*(b)	14,075	21,816
Leafly Holdings, Inc.*	2,283	660
MediaAlpha, Inc., Class A*	1,844	16,264
Outbrain, Inc.*	2,728	12,631
QuinStreet, Inc.*	3,794	34,981
Shutterstock, Inc.	1,794	89,287
TrueCar, Inc.*	6,540	14,780
Vimeo, Inc.*	10,718	39,335
Vinco Ventures, Inc.*	879	1,916
Wejo Group Ltd.*	4,298	365
Yelp, Inc., Class A*	5,067	169,745
Ziff Davis, Inc.*	3,420	201,917
ZipRecruiter, Inc., Class A*	5,458	84,435
		1,105,216
IT Services - 0.4%
BigCommerce Holdings, Inc., Series 1*	4,868	38,798
Brightcove, Inc.*	3,118	13,033
CISO Global, Inc.*	4,284	736
Cyxtera Technologies, Inc.*	2,763	448
DigitalOcean Holdings, Inc.*	5,222	204,441
Edgio, Inc.*	10,280	5,296
Fastly, Inc., Class A*	8,499	138,364
Grid Dynamics Holdings, Inc.*	4,016	38,554
Hackett Group, Inc. (The)	1,714	33,235
Information Services Group, Inc.	2,628	13,403
Perficient, Inc.*	2,558	195,610
PFSweb, Inc.	1,263	5,456

See accompanying notes to the financial statements.

UltraPro Russell2000
Schedule of Portfolio Investments
May 31, 2023

Investments	Shares	Value ($)
Rackspace Technology, Inc.*	4,313	6,728
Squarespace, Inc., Class A*	2,280	67,009
Tucows, Inc., Class A*	742	23,076
Unisys Corp.*	4,957	19,481
		803,668
Leisure Products - 0.3%
Acushnet Holdings Corp.	2,493	111,587
AMMO, Inc.*(b)	6,623	11,656
Clarus Corp.	2,159	17,855
Johnson Outdoors, Inc., Class A	399	22,647
Latham Group, Inc.*	3,225	11,610
Malibu Boats, Inc., Class A*	1,524	79,934
Marine Products Corp.	622	9,504
MasterCraft Boat Holdings, Inc.*	1,319	34,954
Smith & Wesson Brands, Inc.	3,400	39,882
Solo Brands, Inc., Class A*	1,644	6,773
Sturm Ruger & Co., Inc.	1,291	66,564
Topgolf Callaway Brands Corp.*	10,475	178,808
Vista Outdoor, Inc.*	4,184	111,420
		703,194
Life Sciences Tools & Services - 0.6%
AbCellera Biologics, Inc.*	15,503	108,056
Adaptive Biotechnologies Corp.*	8,347	58,095
Akoya Biosciences, Inc.*	1,181	6,649
Alpha Teknova, Inc.*	470	1,805
BioLife Solutions, Inc.*	2,523	58,912
Bionano Genomics, Inc.*	22,400	15,499
Codexis, Inc.*	4,583	10,128
CryoPort, Inc.*	3,310	60,937
Cytek Biosciences, Inc.*	8,548	66,760
Inotiv, Inc.*	1,722	10,470
MaxCyte, Inc.*	6,596	26,912
Medpace Holdings, Inc.*	1,900	393,243
NanoString Technologies, Inc.*	3,477	20,480
Nautilus Biotechnology, Inc., Class A*	3,569	10,207
OmniAb, Inc.*	5,769	24,922
Pacific Biosciences of California, Inc.*	18,543	229,562
PhenomeX, Inc.*	4,227	2,959
Quanterix Corp.*	2,541	49,829
Quantum-Si, Inc.*	6,839	10,327
Science 37 Holdings, Inc.*	4,709	1,207
Seer, Inc., Class A*	3,860	14,205
Singular Genomics Systems, Inc.*	4,226	4,458
SomaLogic, Inc.*	11,529	34,933
		1,220,555
Machinery - 3.0%
3D Systems Corp.*	9,486	77,785
Alamo Group, Inc.	754	125,511
Albany International Corp., Class A	2,333	198,118
Astec Industries, Inc.	1,708	62,957
Barnes Group, Inc.	3,664	144,178
Berkshire Grey, Inc.*	3,756	5,221
Blue Bird Corp.*	1,308	33,171
Chart Industries, Inc.*	3,197	350,807
CIRCOR International, Inc.*	1,384	40,108
Columbus McKinnon Corp.	2,098	76,535
Desktop Metal, Inc., Class A*	20,071	37,332
Douglas Dynamics, Inc.	1,682	47,533
Energy Recovery, Inc.*	4,121	98,121
Enerpac Tool Group Corp., Class A	4,281	108,823
EnPro Industries, Inc.	1,559	157,584
ESCO Technologies, Inc.	1,931	173,790
Fathom Digital Manufacturing Corp.*	2,156	992
Federal Signal Corp.	4,473	237,024
Franklin Electric Co., Inc.	3,453	314,085
Gorman-Rupp Co. (The)	1,703	40,753
Greenbrier Cos., Inc. (The)	2,383	64,746
Helios Technologies, Inc.	2,436	120,460
Hillenbrand, Inc.	5,188	248,868
Hillman Solutions Corp.*	10,076	81,616
Hydrofarm Holdings Group, Inc.*	3,269	2,998
Hyliion Holdings Corp.*	10,284	16,866
Hyster-Yale Materials Handling, Inc.	810	37,876
Hyzon Motors, Inc.*	6,572	3,615
John Bean Technologies Corp.	2,369	252,559
Kadant, Inc.	868	164,677
Kennametal, Inc.	6,093	151,838
Lightning eMotors, Inc.*(b)	214	854
Lindsay Corp.	824	97,067
Luxfer Holdings plc	2,032	29,179
Manitowoc Co., Inc. (The)*	2,599	37,296
Markforged Holding Corp.*	8,517	7,580
Microvast Holdings, Inc.*	12,909	16,007
Miller Industries, Inc.	829	27,241
Mueller Industries, Inc.	4,189	311,075
Mueller Water Products, Inc., Class A	11,673	159,920
Nikola Corp.*	25,370	15,831
Omega Flex, Inc.	245	25,522
Proterra, Inc.*	16,739	17,911
Proto Labs, Inc.*	2,035	62,597
RBC Bearings, Inc.*	2,135	423,349
REV Group, Inc.	2,459	24,934
Sarcos Technology and Robotics Corp.*	8,189	3,194
Shyft Group, Inc. (The)	2,584	60,750
SPX Technologies, Inc.*	3,279	250,384
Standex International Corp.	884	120,392
Tennant Co.	1,388	101,463
Terex Corp.	4,993	231,525
Titan International, Inc.*	3,830	37,879
Trinity Industries, Inc.	6,150	130,072
Velo3D, Inc.*(b)	4,282	8,264
Wabash National Corp.	3,559	83,459
Watts Water Technologies, Inc., Class A	2,049	324,664
Xos, Inc.*	4,217	1,763
		6,086,719
Marine Transportation - 0.2%
Costamare, Inc.	3,956	30,540
Eagle Bulk Shipping, Inc.	1,004	39,437
Eneti, Inc.	1,657	15,675
Genco Shipping & Trading Ltd.	2,744	34,053
Golden Ocean Group Ltd.	9,193	64,903
Matson, Inc.	2,797	191,119
Safe Bulkers, Inc.	5,360	16,991
		392,718
Media - 0.6%
AdTheorent Holding Co., Inc.*	2,757	4,825
Advantage Solutions, Inc.*	6,178	11,738
AMC Networks, Inc., Class A*	2,265	25,617
Boston Omaha Corp., Class A*	1,639	31,272
Cardlytics, Inc.*	2,389	12,351

See accompanying notes to the financial statements.

UltraPro Russell2000
Schedule of Portfolio Investments
May 31, 2023

Investments	Shares	Value ($)
Clear Channel Outdoor Holdings, Inc.*	27,613	33,964
Cumulus Media, Inc., Class A*	1,303	4,196
Daily Journal Corp.*	91	26,825
Entravision Communications Corp., Class A	4,445	18,358
EW Scripps Co. (The), Class A*	4,378	34,499
Gambling.com Group Ltd.*	669	6,784
Gannett Co., Inc.*	10,782	23,936
Gray Television, Inc.	6,145	43,199
iHeartMedia, Inc., Class A*	9,026	21,392
Innovid Corp.*	5,793	7,183
Integral Ad Science Holding Corp.*	2,858	54,045
John Wiley & Sons, Inc., Class A	3,216	115,776
Magnite, Inc.*	9,910	117,731
PubMatic, Inc., Class A*	3,233	56,739
Quotient Technology, Inc.*	6,782	18,311
Scholastic Corp.	2,202	93,541
Sinclair Broadcast Group, Inc., Class A	3,000	46,140
Stagwell, Inc., Class A*	5,742	35,600
TechTarget, Inc.*	2,022	70,244
TEGNA, Inc.	16,682	258,404
Thryv Holdings, Inc.*	1,901	44,293
Urban One, Inc., Class A*	619	3,869
Urban One, Inc., Class D*	810	4,625
WideOpenWest, Inc.*	4,013	30,499
		1,255,956
Metals & Mining - 1.4%
5E Advanced Materials, Inc.*	2,929	8,318
Alpha Metallurgical Resources, Inc.	1,140	153,866
Arconic Corp.*	7,599	219,687
ATI, Inc.*	9,294	321,386
Carpenter Technology Corp.	3,577	163,147
Century Aluminum Co.*	3,890	30,498
Coeur Mining, Inc.*	20,858	62,574
Commercial Metals Co.	8,752	374,148
Compass Minerals International, Inc.	2,566	81,419
Constellium SE, Class A*	9,464	141,014
Dakota Gold Corp.*	3,911	12,945
Haynes International, Inc.	927	40,250
Hecla Mining Co.	41,425	220,795
Hycroft Mining Holding Corp., Class A*	11,458	3,850
Ivanhoe Electric, Inc.*(b)	3,471	43,353
Kaiser Aluminum Corp.	1,186	71,634
Materion Corp.	1,529	153,420
Novagold Resources, Inc.*	17,906	92,216
Olympic Steel, Inc.	717	29,985
Piedmont Lithium, Inc.*	1,301	71,256
PolyMet Mining Corp.*	4,179	5,725
Ramaco Resources, Inc.	1,677	12,427
Ryerson Holding Corp.	1,455	49,455
Schnitzer Steel Industries, Inc., Class A	1,921	52,847
SunCoke Energy, Inc.	6,239	42,363
TimkenSteel Corp.*	3,313	56,420
Tredegar Corp.	2,036	14,313
Warrior Met Coal, Inc.	3,856	126,400
Worthington Industries, Inc.	2,353	132,074
		2,787,785
Mortgage Real Estate Investment Trusts (REITs) - 0.9%
AFC Gamma, Inc.	1,220	13,993
Angel Oak Mortgage REIT, Inc.	893	6,564
Apollo Commercial Real Estate Finance, Inc.	10,534	106,288
Arbor Realty Trust, Inc.	12,366	155,935
Ares Commercial Real Estate Corp.(b)	3,843	35,317
ARMOUR Residential REIT, Inc.(b)	12,142	60,953
Blackstone Mortgage Trust, Inc., Class A	12,899	234,633
BrightSpire Capital, Inc., Class A	7,017	41,541
Chicago Atlantic Real Estate Finance, Inc.	407	5,918
Chimera Investment Corp.	17,410	83,916
Claros Mortgage Trust, Inc.	6,887	71,831
Dynex Capital, Inc.	3,949	44,387
Ellington Financial, Inc.	4,747	59,527
Franklin BSP Realty Trust, Inc.	6,212	83,800
Granite Point Mortgage Trust, Inc.	3,886	18,148
Hannon Armstrong Sustainable Infrastructure Capital, Inc.	7,457	175,463
Invesco Mortgage Capital, Inc.	2,663	28,232
KKR Real Estate Finance Trust, Inc.	4,276	48,019
Ladder Capital Corp., Class A	8,506	81,062
MFA Financial, Inc.	7,684	81,297
New York Mortgage Trust, Inc.	6,926	67,667
Nexpoint Real Estate Finance, Inc.	602	8,001
Orchid Island Capital, Inc.(b)	2,800	27,916
PennyMac Mortgage Investment Trust	6,660	77,522
Ready Capital Corp.(b)	9,929	100,382
Redwood Trust, Inc.	8,481	50,208
TPG RE Finance Trust, Inc.	5,160	32,663
Two Harbors Investment Corp.	7,257	90,277
		1,891,460
Multi-Utilities - 0.4%
Avista Corp.	5,524	228,417
Black Hills Corp.	4,868	296,705
NorthWestern Corp.	4,343	245,770
Unitil Corp.	1,191	62,754
		833,646
Office REITs - 0.3%
Brandywine Realty Trust, REIT	12,709	49,565
City Office REIT, Inc., REIT	2,913	13,196
Corporate Office Properties Trust, REIT	8,436	192,509
Easterly Government Properties, Inc., Class A, REIT	6,827	94,759
Equity Commonwealth, REIT	7,847	160,471
Franklin Street Properties Corp., REIT	7,392	10,644
Office Properties Income Trust, REIT	3,588	25,977
Orion Office REIT, Inc., REIT	4,271	23,704
Paramount Group, Inc., REIT	14,020	60,847
Piedmont Office Realty Trust, Inc., Class A, REIT	9,203	57,335
Postal Realty Trust, Inc., Class A, REIT	1,342	19,701
		708,708
Oil, Gas & Consumable Fuels - 3.5%
Aemetis, Inc.*	2,240	10,685

See accompanying notes to the financial statements.

UltraPro Russell2000
Schedule of Portfolio Investments
May 31, 2023

Investments	Shares	Value ($)
Amplify Energy Corp.*(b)	2,669	18,149
Arch Resources, Inc.	1,113	115,029
Ardmore Shipping Corp.	3,061	35,844
Battalion Oil Corp.*	186	1,144
Berry Corp.	5,704	35,935
California Resources Corp.	5,546	208,197
Callon Petroleum Co.*	3,685	112,872
Centrus Energy Corp., Class A*	796	23,474
Chord Energy Corp.	3,111	444,997
Civitas Resources, Inc.	5,522	368,870
Clean Energy Fuels Corp.*	12,690	51,014
CNX Resources Corp.*	12,590	194,516
Comstock Resources, Inc.(b)	6,862	63,954
CONSOL Energy, Inc.	2,569	138,623
Crescent Energy Co., Class A(b)	2,933	27,600
CVR Energy, Inc.	2,213	51,806
Delek US Holdings, Inc.	5,200	114,502
Denbury, Inc.*	3,753	338,408
DHT Holdings, Inc.	10,254	78,853
Dorian LPG Ltd.	2,300	53,084
Earthstone Energy, Inc., Class A*	3,266	39,225
Empire Petroleum Corp.*	772	7,303
Energy Fuels, Inc.*	11,682	68,690
Equitrans Midstream Corp.	30,783	262,579
Excelerate Energy, Inc., Class A	1,389	25,780
FLEX LNG Ltd.	2,156	64,227
Frontline plc	9,336	131,918
Gevo, Inc.*(b)	14,737	19,011
Golar LNG Ltd.*	7,559	155,489
Green Plains, Inc.*	4,030	116,870
Gulfport Energy Corp.*	820	79,556
HighPeak Energy, Inc.(b)	521	6,429
International Seaways, Inc.	3,647	131,474
Kinetik Holdings, Inc., Class A	1,241	40,370
Kosmos Energy Ltd.*	33,806	201,484
Magnolia Oil & Gas Corp., Class A	13,059	252,430
Matador Resources Co.	8,428	370,579
Murphy Oil Corp.	11,038	384,122
NACCO Industries, Inc., Class A	303	9,529
NextDecade Corp.*	2,708	15,029
Nordic American Tankers Ltd.	15,368	53,942
Northern Oil and Gas, Inc.	4,946	147,935
Par Pacific Holdings, Inc.*	3,660	78,031
PBF Energy, Inc., Class A	8,864	326,284
Peabody Energy Corp.(b)	8,470	153,815
Permian Resources Corp., Class A	17,608	164,283
Ranger Oil Corp., Class A	1,437	52,810
REX American Resources Corp.*	1,162	38,276
Riley Exploration Permian, Inc.	805	26,943
Ring Energy, Inc.*	7,058	11,999
SandRidge Energy, Inc.	2,379	32,045
Scorpio Tankers, Inc.	3,521	161,156
SFL Corp. Ltd.	8,599	73,779
SilverBow Resources, Inc.*	879	20,991
Sitio Royalties Corp., Class A(b)	5,314	135,401
SM Energy Co.	9,069	238,424
Talos Energy, Inc.*	5,254	64,677
Teekay Corp.*	5,163	28,964
Teekay Tankers Ltd., Class A	1,712	61,855
Tellurian, Inc.*(b)	38,202	46,224
Uranium Energy Corp.*(b)	26,765	69,321
Ur-Energy, Inc.*	15,678	14,093
VAALCO Energy, Inc.	7,953	30,699
Vertex Energy, Inc.*(b)	4,049	26,197
Vital Energy, Inc.*	1,241	51,489
W&T Offshore, Inc.*	7,077	27,388
World Fuel Services Corp.	4,591	104,996
		7,111,667
Paper & Forest Products - 0.1%
Clearwater Paper Corp.*	1,253	38,079
Glatfelter Corp.	3,293	9,451
Sylvamo Corp.	2,556	100,757
		148,287
Passenger Airlines - 0.3%
Allegiant Travel Co.*	1,179	114,941
Blade Air Mobility, Inc.*	4,250	13,727
Frontier Group Holdings, Inc.*	2,794	22,995
Hawaiian Holdings, Inc.*	3,790	30,358
Joby Aviation, Inc.*(b)	19,289	108,404
SkyWest, Inc.*	3,738	111,803
Spirit Airlines, Inc.	8,162	124,144
Sun Country Airlines Holdings, Inc.*	2,481	46,643
Wheels Up Experience, Inc.*	12,077	3,494
		576,509
Personal Care Products - 0.7%
Beauty Health Co. (The)*	6,556	52,710
BellRing Brands, Inc.*	10,015	366,749
Edgewell Personal Care Co.	3,858	150,269
elf Beauty, Inc.*	3,681	382,898
Herbalife Ltd.*	7,334	86,835
Honest Co., Inc. (The)*	4,926	7,241
Inter Parfums, Inc.	1,343	168,681
Medifast, Inc.	815	64,141
Nature's Sunshine Products, Inc.*	1,004	11,225
Nu Skin Enterprises, Inc., Class A	3,680	122,654
Thorne HealthTech, Inc.*	1,044	4,614
USANA Health Sciences, Inc.*	842	51,084
Veru, Inc.*	4,866	4,817
		1,473,918
Pharmaceuticals - 1.4%
Aclaris Therapeutics, Inc.*	4,836	40,381
Amneal Pharmaceuticals, Inc.*	7,710	18,041
Amphastar Pharmaceuticals, Inc.*	2,867	127,209
Amylyx Pharmaceuticals, Inc.*	3,776	93,229
AN2 Therapeutics, Inc.*	831	4,662
ANI Pharmaceuticals, Inc.*	955	43,109
Arvinas, Inc.*	3,641	79,483
Atea Pharmaceuticals, Inc.*	5,713	22,795
Athira Pharma, Inc.*	2,545	7,050
Axsome Therapeutics, Inc.*	2,398	176,924
Cara Therapeutics, Inc.*	3,351	10,656
Cassava Sciences, Inc.*(b)	2,856	64,860
Collegium Pharmaceutical, Inc.*	2,518	55,572
Corcept Therapeutics, Inc.*	6,469	151,957
DICE Therapeutics, Inc.*	2,651	83,798
Edgewise Therapeutics, Inc.*	2,836	28,700
Esperion Therapeutics, Inc.*	5,522	7,510
Evolus, Inc.*	2,651	23,991
EyePoint Pharmaceuticals, Inc.*(b)	1,951	11,804
Fulcrum Therapeutics, Inc.*	3,861	10,502
Harmony Biosciences Holdings, Inc.*	1,963	67,880
Innoviva, Inc.*	4,736	63,889
Intra-Cellular Therapies, Inc.*	6,858	407,228
Ligand Pharmaceuticals, Inc.*	1,132	79,331
Liquidia Corp.*	3,572	29,005

See accompanying notes to the financial statements.

UltraPro Russell2000
Schedule of Portfolio Investments
May 31, 2023

Investments	Shares	Value ($)
Nektar Therapeutics, Class A*	13,585	7,881
NGM Biopharmaceuticals, Inc.*	3,025	9,166
Nuvation Bio, Inc.*	8,713	14,115
Ocular Therapeutix, Inc.*	5,768	36,915
Pacira BioSciences, Inc.*	3,364	127,933
Phathom Pharmaceuticals, Inc.*	1,837	21,603
Phibro Animal Health Corp., Class A	1,527	20,309
Prestige Consumer Healthcare, Inc.*	3,728	213,353
Reata Pharmaceuticals, Inc., Class A*	2,071	186,494
Relmada Therapeutics, Inc.*	2,050	5,822
Revance Therapeutics, Inc.*	6,044	184,705
Scilex Holding Co.*	4,873	28,994
SIGA Technologies, Inc.	3,526	19,781
Supernus Pharmaceuticals, Inc.*	3,714	123,082
Tarsus Pharmaceuticals, Inc.*	1,376	23,048
Theravance Biopharma, Inc.*	4,889	54,659
Theseus Pharmaceuticals, Inc.*	1,270	9,246
Third Harmonic Bio, Inc.*	946	4,531
Ventyx Biosciences, Inc.*	1,867	64,355
Xeris Biopharma Holdings, Inc.*	9,911	25,372
		2,890,930
Professional Services - 2.0%
Alight, Inc., Class A*	28,822	243,834
ASGN, Inc.*	3,674	240,390
Barrett Business Services, Inc.	512	43,008
CBIZ, Inc.*	3,540	178,487
Conduent, Inc.*	12,710	38,511
CRA International, Inc.	520	48,188
CSG Systems International, Inc.	2,327	111,649
ExlService Holdings, Inc.*	2,425	366,029
Exponent, Inc.	3,809	347,838
First Advantage Corp.*	4,396	59,390
Forrester Research, Inc.*	847	24,309
Franklin Covey Co.*	911	33,634
Heidrick & Struggles International, Inc.	1,463	35,478
HireRight Holdings Corp.*	1,588	16,245
Huron Consulting Group, Inc.*	1,475	119,888
IBEX Holdings Ltd.*	670	13,722
ICF International, Inc.	1,383	154,882
Insperity, Inc.	2,686	297,394
Kelly Services, Inc., Class A	2,527	44,172
Kforce, Inc.	1,481	85,291
Korn Ferry	3,923	184,381
Legalzoom.com, Inc.*	7,182	80,367
Maximus, Inc.	4,535	367,154
NV5 Global, Inc.*	1,014	91,889
Planet Labs PBC*	14,564	66,849
Red Violet, Inc.*(b)	728	14,356
Resources Connection, Inc.	2,403	36,718
Skillsoft Corp.*(b)	6,079	9,422
Spire Global, Inc.*	9,364	6,940
Sterling Check Corp.*	1,772	23,975
TriNet Group, Inc.*	2,805	249,280
TrueBlue, Inc.*	2,409	39,845
TTEC Holdings, Inc.	1,411	44,757
Upwork, Inc.*	9,093	74,563
Verra Mobility Corp., Class A*	10,496	185,044
Willdan Group, Inc.*	871	14,511
		3,992,390
Real Estate Management & Development - 0.5%
American Realty Investors, Inc.*	111	1,915
Anywhere Real Estate, Inc.*	8,036	48,779
Compass, Inc., Class A*	20,762	76,819
Cushman & Wakefield plc*	11,903	94,391
DigitalBridge Group, Inc.	11,826	147,352
Doma Holdings, Inc.*	10,397	3,100
Douglas Elliman, Inc.	5,658	16,465
eXp World Holdings, Inc.(b)	5,215	80,259
Forestar Group, Inc.*	1,362	27,690
FRP Holdings, Inc.*	503	26,563
Kennedy-Wilson Holdings, Inc.	8,841	136,417
Marcus & Millichap, Inc.	1,884	55,295
Newmark Group, Inc., Class A	10,117	57,869
Offerpad Solutions, Inc.*	5,111	3,287
RE/MAX Holdings, Inc., Class A	1,332	24,895
Redfin Corp.*	7,956	77,889
RMR Group, Inc. (The), Class A	1,144	24,630
St Joe Co. (The)	2,580	119,996
Star Holdings*	957	14,834
Stratus Properties, Inc.	436	9,496
Tejon Ranch Co.*	1,557	26,313
Transcontinental Realty Investors, Inc.*	94	3,384
		1,077,638
Residential REITs - 0.4%
Apartment Investment and Management Co., Class A, REIT	11,213	90,937
Bluerock Homes Trust, Inc., REIT*	286	4,576
BRT Apartments Corp., REIT	900	16,524
Centerspace, REIT	1,128	66,338
Clipper Realty, Inc., REIT	896	4,901
Elme Communities, REIT	6,545	98,895
Independence Realty Trust, Inc., REIT	16,817	290,430
NexPoint Residential Trust, Inc., REIT	1,706	70,014
UMH Properties, Inc., REIT	3,950	60,080
Veris Residential, Inc., REIT*	6,450	104,232
		806,927
Retail REITs - 1.2%
Acadia Realty Trust, REIT	6,975	89,768
Agree Realty Corp., REIT	6,555	422,732
Alexander's, Inc., REIT	161	26,430
CBL & Associates Properties, Inc., REIT	1,991	45,912
Getty Realty Corp., REIT	3,160	108,293
InvenTrust Properties Corp., REIT	5,073	109,019
Kite Realty Group Trust, REIT	16,313	317,125
Macerich Co. (The), REIT	16,127	155,464
Necessity Retail REIT, Inc. (The), Class A, REIT	10,005	63,932
NETSTREIT Corp., REIT(b)	4,126	71,999
Phillips Edison & Co., Inc., REIT	8,772	254,476
Retail Opportunity Investments Corp., REIT	9,029	110,154
RPT Realty, REIT	6,324	58,940
Saul Centers, Inc., REIT	884	29,888
SITE Centers Corp., REIT	14,381	171,421
Tanger Factory Outlet Centers, Inc., REIT	7,594	154,690
Urban Edge Properties, REIT	8,567	114,198
Urstadt Biddle Properties, Inc., Class A, REIT	2,139	41,389

See accompanying notes to the financial statements.

UltraPro Russell2000
Schedule of Portfolio Investments
May 31, 2023

Investments	Shares	Value ($)
Whitestone REIT, REIT	3,501	30,739
		2,376,569
Semiconductors & Semiconductor Equipment - 2.5%
ACM Research, Inc., Class A*	3,589	36,285
Alpha & Omega Semiconductor Ltd.*	1,648	45,633
Ambarella, Inc.*	2,776	200,760
Amkor Technology, Inc.	7,598	188,278
Atomera, Inc.*	1,544	14,174
Axcelis Technologies, Inc.*	2,446	385,367
AXT, Inc.*	3,080	10,503
CEVA, Inc.*	1,711	42,809
Cohu, Inc.*	3,522	135,033
Credo Technology Group Holding Ltd.*	7,313	98,140
Diodes, Inc.*	3,334	299,527
FormFactor, Inc.*	5,773	180,637
Ichor Holdings Ltd.*	2,100	63,630
Impinj, Inc.*	1,608	164,563
indie Semiconductor, Inc., Class A*	7,992	75,924
Kulicke & Soffa Industries, Inc.	4,171	220,563
MACOM Technology Solutions Holdings, Inc.*	4,061	242,970
MaxLinear, Inc., Class A*	5,446	159,078
Onto Innovation, Inc.*	3,713	398,591
PDF Solutions, Inc.*	2,252	95,147
Photronics, Inc.*	4,488	95,280
Power Integrations, Inc.	4,248	367,027
Rambus, Inc.*	8,004	511,936
Rigetti Computing, Inc.*	6,120	5,745
Semtech Corp.*	4,739	103,026
Silicon Laboratories, Inc.*	2,371	333,529
SiTime Corp.*	1,214	120,392
SkyWater Technology, Inc.*	880	9,020
SMART Global Holdings, Inc.*	3,637	82,123
Synaptics, Inc.*	2,971	255,625
Transphorm, Inc.*	1,704	6,697
Ultra Clean Holdings, Inc.*	3,382	115,935
Veeco Instruments, Inc.*	3,797	92,685
		5,156,632
Software - 4.2%
8x8, Inc.*	8,432	34,403
A10 Networks, Inc.	4,780	71,174
ACI Worldwide, Inc.*	8,394	191,467
Adeia, Inc.	7,803	76,547
Agilysys, Inc.*	1,482	110,172
Alarm.com Holdings, Inc.*	3,601	180,842
Alkami Technology, Inc.*	2,716	40,740
Altair Engineering, Inc., Class A*	3,891	285,327
American Software, Inc., Class A	2,353	29,954
Amplitude, Inc., Class A*	4,187	40,781
Appfolio, Inc., Class A*	1,469	210,287
Appian Corp., Class A*	2,997	128,362
Applied Digital Corp.*	5,057	42,327
Arteris, Inc.*	1,329	9,250
Asana, Inc., Class A*	5,515	131,698
AvePoint, Inc.*(b)	9,790	64,712
Blackbaud, Inc.*	3,478	255,146
BlackLine, Inc.*	4,134	215,257
Blend Labs, Inc., Class A*	14,174	14,017
Box, Inc., Class A*	10,468	294,884
C3.ai, Inc., Class A*(b)	4,458	178,365
Cerence, Inc.*	3,023	86,216
Cipher Mining, Inc.*(b)	2,923	7,424
Cleanspark, Inc.*	5,454	23,398
Clear Secure, Inc., Class A	4,833	119,423
CommVault Systems, Inc.*	3,334	232,346
Consensus Cloud Solutions, Inc.*	1,407	51,285
Couchbase, Inc.*	2,118	43,461
CS Disco, Inc.*	1,687	13,951
Cvent Holding Corp., Class A*	3,436	29,172
Digimarc Corp.*(b)	1,024	31,601
Digital Turbine, Inc.*	7,030	64,254
Domo, Inc., Class B*	2,316	31,150
E2open Parent Holdings, Inc.*	14,914	74,570
Ebix, Inc.	1,973	39,302
eGain Corp.*	1,578	11,440
Enfusion, Inc., Class A*	2,006	15,968
EngageSmart, Inc.*	2,660	50,487
Envestnet, Inc.*	4,116	215,390
Everbridge, Inc.*	2,996	71,964
EverCommerce, Inc.*	1,785	21,206
ForgeRock, Inc., Class A*	3,276	65,946
Greenidge Generation Holdings, Inc., Class A*	119	281
Instructure Holdings, Inc.*	1,296	31,830
Intapp, Inc.*	1,092	46,159
InterDigital, Inc.	2,225	184,764
IronNet, Inc.*	5,011	1,130
Kaleyra, Inc.*	672	1,868
Latch, Inc.*	8,137	8,137
LivePerson, Inc.*	5,264	19,372
LiveRamp Holdings, Inc.*	4,766	116,004
LiveVox Holdings, Inc.*	1,693	4,673
Marathon Digital Holdings, Inc.*	8,764	85,800
Matterport, Inc.*	16,775	49,822
MeridianLink, Inc.*	1,721	33,560
MicroStrategy, Inc., Class A*	725	218,682
Mitek Systems, Inc.*	3,162	32,948
Model N, Inc.*	2,796	89,248
N-able, Inc.*	5,105	72,491
NextNav, Inc.*	4,959	12,794
Olo, Inc., Class A*	6,733	46,323
ON24, Inc.	3,167	25,304
OneSpan, Inc.*	2,968	44,936
PagerDuty, Inc.*	6,473	176,130
Porch Group, Inc.*	6,135	8,650
PowerSchool Holdings, Inc., Class A*	3,415	64,680
Progress Software Corp.	3,216	192,960
PROS Holdings, Inc.*	3,096	93,871
Q2 Holdings, Inc.*	4,183	121,809
Qualys, Inc.*	2,889	364,765
Rapid7, Inc.*	4,421	210,970
Rimini Street, Inc.*	3,693	16,988
Riot Platforms, Inc.*	11,870	142,440
Sapiens International Corp. NV	2,400	59,616
SecureWorks Corp., Class A*	743	5,996
SolarWinds Corp.*	3,615	33,620
SoundThinking, Inc.*	669	17,053
Sprout Social, Inc., Class A*	3,505	151,802
SPS Commerce, Inc.*	2,716	423,153
Telos Corp.*	4,033	12,946
Tenable Holdings, Inc.*	8,374	343,250
Terawulf, Inc.*	5,262	7,893
Upland Software, Inc.*	2,211	6,213
Varonis Systems, Inc., Class B*	8,011	210,529
Verint Systems, Inc.*	4,851	174,054

See accompanying notes to the financial statements.

UltraPro Russell2000
Schedule of Portfolio Investments
May 31, 2023

Investments	Shares	Value ($)
Veritone, Inc.*(b)	2,342	9,227
Viant Technology, Inc., Class A*	1,077	4,954
Weave Communications, Inc.*	2,364	18,486
WM Technology, Inc.*	5,675	5,789
Workiva, Inc., Class A*	3,571	345,887
Xperi, Inc.*	3,121	36,921
Yext, Inc.*	8,424	77,417
Zeta Global Holdings Corp., Class A*	8,316	75,010
Zuora, Inc., Class A*	9,428	101,728
		8,546,599
Specialized REITs - 0.4%
Farmland Partners, Inc., REIT(b)	3,739	42,438
Four Corners Property Trust, Inc., REIT	6,265	161,010
Gladstone Land Corp., REIT	2,413	38,150
Outfront Media, Inc., REIT	10,964	157,004
PotlatchDeltic Corp., REIT	5,959	277,272
Safehold, Inc., REIT	3,019	77,951
Uniti Group, Inc., REIT	17,769	66,101
		819,926
Specialty Retail - 2.0%
1-800-Flowers.com, Inc., Class A*	1,944	15,785
Aaron's Co., Inc. (The)	2,267	27,748
Abercrombie & Fitch Co., Class A*	3,646	113,135
Academy Sports & Outdoors, Inc.	5,689	278,533
aka Brands Holding Corp.*	839	338
American Eagle Outfitters, Inc.	11,545	117,413
America's Car-Mart, Inc.*	441	35,955
Arko Corp.	6,246	45,284
Asbury Automotive Group, Inc.*	1,660	347,123
BARK, Inc.*	8,109	8,433
Big 5 Sporting Goods Corp.	1,605	12,134
Boot Barn Holdings, Inc.*	2,210	149,440
Buckle, Inc. (The)	2,260	69,405
Build-A-Bear Workshop, Inc.	999	18,162
Caleres, Inc.	2,558	44,151
Camping World Holdings, Inc., Class A(b)	2,911	78,451
CarParts.com, Inc.*	3,800	15,846
Cato Corp. (The), Class A	1,336	10,768
Chico's FAS, Inc.*	9,166	41,614
Children's Place, Inc. (The)*	889	13,362
Citi Trends, Inc.*	606	8,860
Conn's, Inc.*	977	3,967
Container Store Group, Inc. (The)*	2,431	5,980
Designer Brands, Inc., Class A	3,747	23,494
Destination XL Group, Inc.*	4,346	18,079
Duluth Holdings, Inc., Class B*	987	5,330
EVgo, Inc., Class A*	5,087	20,145
Express, Inc.*	4,810	2,744
Foot Locker, Inc.	6,041	152,958
Franchise Group, Inc.	1,952	56,803
Genesco, Inc.*	907	16,353
Group 1 Automotive, Inc.	1,058	236,474
GrowGeneration Corp.*	4,297	15,899
Guess?, Inc.	2,322	44,606
Haverty Furniture Cos., Inc.	1,091	28,791
Hibbett, Inc.	951	34,255
JOANN, Inc.	827	1,290
Lands' End, Inc.*	1,142	7,160
LL Flooring Holdings, Inc.*	2,156	9,702
Lulu's Fashion Lounge Holdings, Inc.*	1,246	3,028
MarineMax, Inc.*	1,608	45,619
Monro, Inc.	2,339	96,764
Murphy USA, Inc.	1,508	416,841
National Vision Holdings, Inc.*	5,874	148,318
ODP Corp. (The)*	2,997	120,060
OneWater Marine, Inc., Class A*	855	23,760
Overstock.com, Inc.*	3,190	59,749
PetMed Express, Inc.	1,509	22,378
RealReal, Inc. (The)*	6,622	8,443
Rent the Runway, Inc., Class A*	3,540	7,115
Revolve Group, Inc., Class A*	3,059	46,558
RumbleON, Inc., Class B*	784	8,561
Sally Beauty Holdings, Inc.*	8,019	90,294
Shoe Carnival, Inc.	1,272	24,893
Signet Jewelers Ltd.	3,350	212,692
Sleep Number Corp.*	1,597	28,970
Sonic Automotive, Inc., Class A	1,345	55,737
Sportsman's Warehouse Holdings, Inc.*	2,795	12,661
Stitch Fix, Inc., Class A*	6,262	22,481
ThredUp, Inc., Class A*(b)	4,394	9,096
Tile Shop Holdings, Inc.*	2,319	12,198
Tilly's, Inc., Class A*	1,693	13,205
Torrid Holdings, Inc.*	1,092	2,490
Upbound Group, Inc.	3,742	111,923
Urban Outfitters, Inc.*	4,781	147,350
Warby Parker, Inc., Class A*	6,249	68,801
Winmark Corp.	209	68,132
Zumiez, Inc.*	1,170	18,802
		4,042,889
Technology Hardware, Storage & Peripherals - 0.6%
Avid Technology, Inc.*	2,603	62,472
CompoSecure, Inc.*(b)	612	4,217
Corsair Gaming, Inc.*	3,023	59,614
Diebold Nixdorf, Inc.*(e)	5,043	630
Eastman Kodak Co.*	4,279	21,438
IonQ, Inc.*(b)	8,999	97,099
Super Micro Computer, Inc.*	3,512	786,512
Turtle Beach Corp.*	1,160	13,201
Xerox Holdings Corp.	8,561	120,453
		1,165,636
Textiles, Apparel & Luxury Goods - 0.6%
Allbirds, Inc., Class A*	7,227	8,528
Crocs, Inc.*	4,543	510,088
Ermenegildo Zegna NV	4,485	51,039
Fossil Group, Inc.*	3,531	7,168
G-III Apparel Group Ltd.*	3,219	51,762
Kontoor Brands, Inc.	4,159	162,866
Movado Group, Inc.	1,132	28,809
Oxford Industries, Inc.	1,120	111,933
PLBY Group, Inc.*	3,366	5,083
Rocky Brands, Inc.	516	9,861
Steven Madden Ltd.	5,764	179,894
Superior Group of Cos., Inc.	883	7,682
Unifi, Inc.*	1,072	7,729
Wolverine World Wide, Inc.	5,797	77,564
		1,220,006
Tobacco - 0.1%
22nd Century Group, Inc.*	12,118	7,524
Turning Point Brands, Inc.	1,107	23,181
Universal Corp.	1,809	93,254
Vector Group Ltd.	10,764	126,046
		250,005

See accompanying notes to the financial statements.

UltraPro Russell2000
Schedule of Portfolio Investments
May 31, 2023

Investments	Shares	Value ($)
Trading Companies & Distributors - 1.5%
Alta Equipment Group, Inc.	1,553	21,136
Applied Industrial Technologies, Inc.	2,866	352,403
Beacon Roofing Supply, Inc.*	3,846	245,913
BlueLinx Holdings, Inc.*	656	53,936
Boise Cascade Co.	2,958	212,444
Custom Truck One Source, Inc.*	4,467	28,768
Distribution Solutions Group, Inc.*	369	16,623
DXP Enterprises, Inc.*	1,139	36,414
GATX Corp.	2,628	312,496
Global Industrial Co.	975	24,258
GMS, Inc.*	3,131	198,286
H&E Equipment Services, Inc.	2,390	85,944
Herc Holdings, Inc.	1,881	190,771
Hudson Technologies, Inc.*	3,229	28,221
Karat Packaging, Inc.	424	6,759
McGrath RentCorp	1,815	161,190
MRC Global, Inc.*	6,215	54,008
NOW, Inc.*	8,257	73,405
Rush Enterprises, Inc., Class A	3,117	162,926
Rush Enterprises, Inc., Class B	490	28,513
Textainer Group Holdings Ltd.	3,254	115,419
Titan Machinery, Inc.*	1,515	38,254
Transcat, Inc.*	534	45,139
Triton International Ltd.	4,364	360,641
Veritiv Corp.	979	103,373
Xometry, Inc., Class A*(b)	2,556	46,775
		3,004,015
Water Utilities - 0.4%
American States Water Co.	2,764	245,498
Artesian Resources Corp., Class A	616	30,492
California Water Service Group	4,063	231,225
Global Water Resources, Inc.	1,020	11,914
Middlesex Water Co.	1,301	105,849
Pure Cycle Corp.*	1,458	14,172
SJW Group	2,022	154,744
York Water Co. (The)	1,063	45,082
		838,976
Wireless Telecommunication Services - 0.1%
Gogo, Inc.*	3,705	55,760
KORE Group Holdings, Inc.*	3,152	4,980
Shenandoah Telecommunications Co.	3,625	68,803
Telephone and Data Systems, Inc.	7,550	50,434
United States Cellular Corp.*	1,100	15,730
		195,707
TOTAL COMMON STOCKS (Cost $205,644,578)		166,838,409

Investments	Number of Rights	Value ($)
RIGHTS - 0.0%(d)

Biotechnology - 0.0%
Aduro Biotech, Inc., CVR*(e)(f)	899	—
Oncternal Therapeutics, Inc., CVR*(e)(f)	23	—
Tobira Therapeutics, Inc., CVR*(e)(f)	218	—
		—
Food Products - 0.0%(d)
Contraf-Nicotex-Tobacco GmbH, CVR*(e)(f)	1,074	537
TOTAL RIGHTS (Cost $2,244)		537

Investments	Shares	Value ($)
SECURITIES LENDING REINVESTMENTS(g) - 1.0%

INVESTMENT COMPANIES - 1.0%
Invesco Government & Agency Portfolio, Institutional Class 5.04% (Cost $1,951,883)	1,951,883	1,951,883

Investments	Principal Amount ($)	Value ($)
SHORT-TERM INVESTMENTS - 13.5%

REPURCHASE AGREEMENTS(h) - 13.5%
Repurchase Agreements with various counterparties, rates 4.95% - 5.05%, dated 5/31/2023, due 6/1/2023, total to be received $27,509,548
(Cost $27,505,698)	27,505,698	27,505,698

Total Investments - 96.0% (Cost $235,104,403)		196,296,527
Other assets less liabilities - 4.0%		8,164,052
Net Assets - 100.0%		204,460,579

See accompanying notes to the financial statements.

UltraPro Russell2000
Schedule of Portfolio Investments
May 31, 2023

*	Non-income producing security.
(a)	All or a portion of these securities are segregated in connection with obligations for swaps with a total value of $29,232,706.
(b)	The security or a portion of this security is on loan at May 31, 2023. The total value of securities on loan at May 31, 2023 was $2,214,445, collateralized in the form of cash with a value of $1,951,883 that was reinvested in the securities shown in the Securities Lending Reinvestment section of the Schedule of Portfolio Investments and $357,395 of collateral in the form of U.S. Government Treasury Securities, interest rates ranging from 0.00% – 5.25%, and maturity dates ranging from June 8, 2023 – November 15, 2052. The total value of collateral is $2,309,278.
(c)	Security exempt from registration pursuant to Regulation S under the Securities Act of 1933. Regulation S applies to securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States and as such may have restrictions on resale.
(d)	Represents less than 0.05% of net assets.
(e)	Security fair valued as of May 31, 2023 in accordance with procedures approved by the Board of Trustees. Total value of all such securities at May 31, 2023 amounted to $1,167, which represents approximately 0.00% of net assets of the Fund.
(f)	Illiquid security.
(g)	The security was purchased with cash collateral held from securities on loan at May 31, 2023. The total value of securities purchased was $1,951,883.
(h)	The Fund invests in Repurchase Agreements jointly with other funds in the Trust. See "Repurchase Agreements" in the Notes to Financial Statements to view the details of each individual agreement and counterparty as well as a description of the securities subject to repurchase.

Abbreviations
CVR	Contingent Value Rights - No defined expiration

As of May 31, 2023, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investment securities and derivative instruments, if applicable, for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$16,846,655
Aggregate gross unrealized depreciation	(104,883,273)
Net unrealized depreciation	$(88,036,618)
Federal income tax cost	$246,080,243

See accompanying notes to the financial statements.

UltraPro Russell2000
Schedule of Portfolio Investments
May 31, 2023

Futures Contracts Purchased
UltraPro Russell2000 had the following open long futures contracts as of May 31, 2023:

	Number of Contracts	Expiration Date	Trading Currency	Notional Amount	Value and Unrealized Appreciation
Russell 2000 E-Mini Index	64	6/16/2023	USD	$5,605,760	$24,024

Swap Agreementsa

UltraPro Russell2000 had the following open non-exchange traded total return swap agreements as of May 31, 2023:

Notional Amount ($)	Termination Date[b]	Counterparty	Rate Paid (Received)[c]	Reference Instrument	Value and Unrealized Depreciation[d] ($)	Financial Instruments for the Benefit of (the Fund)/ the Counterparty ($)	Cash Collateral for the Benefit of (the Fund)/ the Counterparty ($)	Net Amount[e] ($)
41,492,950	3/6/2025	Bank of America NA	4.93%	Russell 2000® Index	(1,136,394)	1,134,174	2,220	—
40,250,698	11/6/2023	Barclays Capital	5.58%	Russell 2000® Index	(5,499,283)	—	5,499,283	—
37,759,197	2/11/2025	BNP Paribas SA	5.23%	Russell 2000® Index	(222,074)	—	222,074	—
62,549,987	11/6/2023	Citibank NA	5.37%	Russell 2000® Index	(430,029)	—	20,400	(409,629)
40,653,118	3/6/2025	Goldman Sachs International	5.48%	Russell 2000® Index	(761,344)	—	761,344	—
52,195,559	11/6/2023	Morgan Stanley & Co. International plc	5.53%	Russell 2000® Index	(17,607,941)	2,077,135	15,530,806	—
69,398,118	4/8/2024	Societe Generale	5.43%	Russell 2000® Index	(7,473,653)	4,581,358	2,892,295	—
96,759,144	11/7/2024	UBS AG	5.08%	Russell 2000® Index	(5,146,208)	—	5,146,208	—
441,058,771					(38,276,926)
				Total Unrealized Depreciation	(38,276,926)

a	The Fund's Swap Agreements are not accounted for as hedging instruments under ASC 815.
b	Agreements may be terminated at will by either party without penalty. Payment is due at termination/maturity.
c	Reflects the floating financing rate, as of May 31, 2023, on the notional amount of the swap agreement paid to the counterparty or received from the counterparty, excluding any commissions. This amount is included as part of the unrealized appreciation/(depreciation).
d	The Fund discloses amounts due to the Fund from the counterparty (unrealized appreciation on swap agreements) at period end as an asset on its Statement of Assets and Liabilities. Amounts due to the counterparty from the Fund (unrealized depreciation on swap agreements) are disclosed as a liability on its Statement of Assets and Liabilities. The Fund presents these amounts on a gross basis and does not offset or "net" these amounts on its Statement of Assets and Liabilities.
e	Represents the "uncollateralized" amount due from or (to) the counterparty at period end. These amounts could be due to timing differences between the movement of collateral in relation to market movements, or due to agreement provisions allowing minimum "thresholds" that would need to be exceeded prior to the movement of collateral. To the extent that a net amount is due from a counterparty, the Fund would be exposed to the counterparty by such amount and could suffer losses or delays in recovery of that amount in the event of a counterparty default.

Abbreviations
USD	U.S. Dollar

See accompanying notes to the financial statements.

UltraPro S&P500®
Schedule of Portfolio Investments
May 31, 2023

Investments	Shares	Value ($)

COMMON STOCKS(a) - 85.8%

Aerospace & Defense - 1.4%
Axon Enterprise, Inc.*	3,956	763,152
Boeing Co. (The)*	32,936	6,774,935
General Dynamics Corp.	13,220	2,699,260
Howmet Aerospace, Inc.	21,575	922,331
Huntington Ingalls Industries, Inc.	2,357	474,653
L3Harris Technologies, Inc.	11,194	1,969,249
Lockheed Martin Corp.	13,362	5,932,862
Northrop Grumman Corp.	8,413	3,663,777
Raytheon Technologies Corp.	85,821	7,907,547
Textron, Inc.	12,275	759,454
TransDigm Group, Inc.	3,033	2,346,480
		34,213,700
Air Freight & Logistics - 0.5%
CH Robinson Worldwide, Inc.	6,925	654,690
Expeditors International of Washington, Inc.	9,283	1,024,008
FedEx Corp.	13,576	2,959,296
United Parcel Service, Inc., Class B	42,773	7,143,091
		11,781,085
Automobile Components - 0.1%
Aptiv plc*	15,846	1,395,716
BorgWarner, Inc.	13,699	607,276
		2,002,992
Automobiles - 1.6%
Ford Motor Co.	229,428	2,753,136
General Motors Co.	81,755	2,649,680
Tesla, Inc.*	157,543	32,127,744
		37,530,560
Banks - 2.6%
Bank of America Corp.	408,968	11,365,221
Citigroup, Inc.	113,448	5,028,015
Citizens Financial Group, Inc.	28,833	743,315
Comerica, Inc.	7,708	278,259
Fifth Third Bancorp	40,083	972,814
Huntington Bancshares, Inc.	84,510	871,298
JPMorgan Chase & Co.	171,814	23,316,878
KeyCorp	54,675	510,665
M&T Bank Corp.	9,941	1,184,570
PNC Financial Services Group, Inc. (The)	23,488	2,720,615
Regions Financial Corp.	54,719	944,997
Truist Financial Corp.	77,671	2,366,635
US Bancorp	81,665	2,441,783
Wells Fargo & Co.	223,282	8,888,856
Zions Bancorp NA(b)	8,795	240,016
		61,873,937
Beverages - 1.5%
Brown-Forman Corp., Class B	10,718	662,051
Coca-Cola Co. (The)	227,988	13,601,764
Constellation Brands, Inc., Class A	9,501	2,308,458
Keurig Dr Pepper, Inc.	49,829	1,550,678
Molson Coors Beverage Co., Class B	11,040	682,824
Monster Beverage Corp.*	44,603	2,614,628
PepsiCo, Inc.	80,740	14,722,939
		36,143,342
Biotechnology - 1.8%
AbbVie, Inc.	103,578	14,289,621
Amgen, Inc.	31,278	6,901,491
Biogen, Inc.*	8,423	2,496,662
Gilead Sciences, Inc.	73,062	5,621,390
Incyte Corp.*	10,868	668,925
Moderna, Inc.*	19,347	2,470,805
Regeneron Pharmaceuticals, Inc.*	6,306	4,638,441
Vertex Pharmaceuticals, Inc.*	15,078	4,878,789
		41,966,124
Broadline Retail - 2.7%
Amazon.com, Inc.*	522,337	62,983,396
eBay, Inc.	31,773	1,351,623
Etsy, Inc.*	7,346	595,393
		64,930,412
Building Products - 0.3%
A O Smith Corp.	7,450	476,353
Allegion plc	5,146	538,992
Carrier Global Corp.	48,826	1,996,983
Johnson Controls International plc	40,207	2,400,358
Masco Corp.	13,231	639,322
Trane Technologies plc	13,380	2,184,018
		8,236,026
Capital Markets - 2.3%
Ameriprise Financial, Inc.	6,139	1,832,307
Bank of New York Mellon Corp. (The)	43,122	1,733,504
BlackRock, Inc.	8,800	5,786,440
Cboe Global Markets, Inc.	6,188	819,415
Charles Schwab Corp. (The)	89,400	4,710,486
CME Group, Inc.	21,051	3,762,866
FactSet Research Systems, Inc.	2,257	868,697
Franklin Resources, Inc.	16,671	400,271
Goldman Sachs Group, Inc. (The)	19,787	6,409,009
Intercontinental Exchange, Inc.	32,727	3,467,426
Invesco Ltd.	26,613	382,695
MarketAxess Holdings, Inc.	2,216	603,661
Moody's Corp.	9,185	2,910,543
Morgan Stanley	76,584	6,261,508
MSCI, Inc., Class A	4,715	2,218,549
Nasdaq, Inc.	19,811	1,096,539
Northern Trust Corp.	12,253	881,236
Raymond James Financial, Inc.	11,314	1,022,220
S&P Global, Inc.	19,266	7,078,906
State Street Corp.	20,445	1,390,669
T. Rowe Price Group, Inc.	13,172	1,411,511
		55,048,458
Chemicals - 1.4%
Air Products and Chemicals, Inc.	13,017	3,503,395
Albemarle Corp.	6,889	1,333,228
Celanese Corp., Class A	5,871	610,701
CF Industries Holdings, Inc.	11,463	705,089
Corteva, Inc.	41,781	2,234,866
Dow, Inc.	41,231	2,011,248
DuPont de Nemours, Inc.	26,851	1,804,119
Eastman Chemical Co.	6,998	539,476
Ecolab, Inc.	14,483	2,390,419
FMC Corp.	7,364	766,445
International Flavors & Fragrances, Inc.	14,918	1,153,012
Linde plc	28,838	10,198,847
LyondellBasell Industries NV, Class A	14,855	1,270,697
Mosaic Co. (The)	19,932	637,027
PPG Industries, Inc.	13,756	1,806,025

See accompanying notes to the financial statements.

UltraPro S&P500®
Schedule of Portfolio Investments
May 31, 2023

Investments	Shares	Value ($)
Sherwin-Williams Co. (The)	13,806	3,144,731
		34,109,325
Commercial Services & Supplies - 0.4%
Cintas Corp.	5,023	2,371,559
Copart, Inc.*	25,163	2,204,027
Republic Services, Inc., Class A	12,060	1,708,058
Rollins, Inc.	13,531	532,039
Waste Management, Inc.	21,802	3,530,180
		10,345,863
Communications Equipment - 0.8%
Arista Networks, Inc.*	14,464	2,405,942
Cisco Systems, Inc.	240,751	11,958,102
F5, Inc.*	3,558	525,090
Juniper Networks, Inc.	18,953	575,603
Motorola Solutions, Inc.	9,821	2,768,736
		18,233,473
Construction & Engineering - 0.1%
Quanta Services, Inc.	8,365	1,485,457

Construction Materials - 0.1%
Martin Marietta Materials, Inc.	3,666	1,459,215
Vulcan Materials Co.	7,823	1,529,396
		2,988,611
Consumer Finance - 0.4%
American Express Co.	34,846	5,525,182
Capital One Financial Corp.	22,335	2,327,530
Discover Financial Services	15,610	1,603,772
Synchrony Financial	25,571	791,678
		10,248,162
Consumer Staples Distribution & Retail - 1.6%
Costco Wholesale Corp.	26,013	13,307,210
Dollar General Corp.	13,127	2,639,708
Dollar Tree, Inc.*	12,220	1,648,234
Kroger Co. (The)	38,132	1,728,524
Sysco Corp.	29,710	2,078,214
Target Corp.	26,992	3,534,062
Walgreens Boots Alliance, Inc.	41,934	1,273,536
Walmart, Inc.	82,133	12,062,874
		38,272,362
Containers & Packaging - 0.2%
Amcor plc	87,044	839,104
Avery Dennison Corp.	4,764	767,623
Ball Corp.	18,412	941,958
International Paper Co.	20,882	614,766
Packaging Corp. of America	5,443	675,095
Sealed Air Corp.	8,462	320,287
Westrock Co.	14,896	417,237
		4,576,070
Distributors - 0.1%
Genuine Parts Co.	8,215	1,223,460
LKQ Corp.	14,844	783,021
Pool Corp.	2,307	729,543
		2,736,024
Diversified Telecommunication Services - 0.6%
AT&T, Inc.	417,596	6,568,785
Verizon Communications, Inc.	246,041	8,766,441
		15,335,226
Electric Utilities - 1.5%
Alliant Energy Corp.	14,685	755,690
American Electric Power Co., Inc.	30,104	2,502,244
Constellation Energy Corp.	19,146	1,608,647
Duke Energy Corp.	45,151	4,031,533
Edison International	22,371	1,510,490
Entergy Corp.	11,922	1,170,740
Evergy, Inc.	13,409	775,711
Eversource Energy	20,398	1,412,154
Exelon Corp.	58,223	2,308,542
FirstEnergy Corp.	31,805	1,189,189
NextEra Energy, Inc.	116,379	8,549,201
NRG Energy, Inc.	13,461	454,847
PG&E Corp.*	94,341	1,598,137
Pinnacle West Capital Corp.	6,665	515,071
PPL Corp.	43,175	1,131,185
Southern Co. (The)	63,825	4,451,794
Xcel Energy, Inc.	32,041	2,091,957
		36,057,132
Electrical Equipment - 0.5%
AMETEK, Inc.	13,416	1,946,259
Eaton Corp. plc	23,262	4,091,786
Emerson Electric Co.	33,479	2,600,649
Generac Holdings, Inc.*	3,733	406,598
Rockwell Automation, Inc.	6,751	1,880,829
		10,926,121
Electronic Equipment, Instruments & Components - 0.5%
Amphenol Corp., Class A	34,890	2,632,450
CDW Corp.	7,960	1,366,652
Corning, Inc.	44,539	1,372,247
Keysight Technologies, Inc.*	10,417	1,685,471
TE Connectivity Ltd.	18,564	2,273,719
Teledyne Technologies, Inc.*	2,673	1,038,861
Trimble, Inc.*	14,507	677,042
Zebra Technologies Corp., Class A*	3,018	792,436
		11,838,878
Energy Equipment & Services - 0.3%
Baker Hughes Co., Class A	58,914	1,605,406
Halliburton Co.	53,029	1,519,281
Schlumberger NV	83,178	3,562,514
		6,687,201
Entertainment - 1.2%
Activision Blizzard, Inc.*	41,740	3,347,548
Electronic Arts, Inc.	15,271	1,954,688
Live Nation Entertainment, Inc.*(b)	8,342	666,859
Netflix, Inc.*	26,157	10,338,031
Take-Two Interactive Software, Inc.*	9,246	1,273,452
Walt Disney Co. (The)*	106,997	9,411,456
Warner Bros Discovery, Inc.*	129,479	1,460,523
		28,452,557
Financial Services - 3.6%
Berkshire Hathaway, Inc., Class B*	105,629	33,915,359
Fidelity National Information Services, Inc.	34,822	1,900,237
Fiserv, Inc.*	37,205	4,174,029
FleetCor Technologies, Inc.*	4,336	982,321
Global Payments, Inc.	15,462	1,510,483
Jack Henry & Associates, Inc.	4,288	655,592
Mastercard, Inc., Class A	49,459	18,053,524
PayPal Holdings, Inc.*	66,266	4,107,829
Visa, Inc., Class A	95,202	21,042,498
		86,341,872
Food Products - 1.0%
Archer-Daniels-Midland Co.	32,040	2,263,626
Bunge Ltd.	8,802	815,417
Campbell Soup Co.	11,759	594,417
Conagra Brands, Inc.	27,938	974,198

See accompanying notes to the financial statements.

UltraPro S&P500®
Schedule of Portfolio Investments
May 31, 2023

Investments	Shares	Value ($)
General Mills, Inc.	34,549	2,907,644
Hershey Co. (The)	8,640	2,243,808
Hormel Foods Corp.	16,941	647,993
J M Smucker Co. (The)	6,223	912,230
Kellogg Co.	15,006	1,001,951
Kraft Heinz Co. (The)	46,588	1,780,593
Lamb Weston Holdings, Inc.	8,413	935,526
McCormick & Co., Inc. (Non-Voting)	14,669	1,257,573
Mondelez International, Inc., Class A	79,829	5,860,247
Tyson Foods, Inc., Class A	16,709	846,144
		23,041,367
Gas Utilities - 0.0%(c)
Atmos Energy Corp.	8,381	966,162

Ground Transportation - 0.7%
CSX Corp.	123,177	3,777,838
JB Hunt Transport Services, Inc.	4,796	800,788
Norfolk Southern Corp.	13,398	2,789,196
Old Dominion Freight Line, Inc.	5,320	1,651,541
Union Pacific Corp.	35,882	6,908,003
		15,927,366
Health Care Equipment & Supplies - 2.4%
Abbott Laboratories	102,197	10,424,094
Align Technology, Inc.*	4,266	1,205,828
Baxter International, Inc.	29,536	1,202,706
Becton Dickinson & Co.	16,602	4,013,699
Boston Scientific Corp.*	83,963	4,322,415
Cooper Cos., Inc. (The)	2,872	1,067,034
DENTSPLY SIRONA, Inc.	12,563	453,776
Dexcom, Inc.*	22,646	2,655,470
Edwards Lifesciences Corp.*	36,213	3,050,221
GE HealthCare Technologies, Inc.	21,265	1,690,780
Hologic, Inc.*	14,504	1,144,221
IDEXX Laboratories, Inc.*	4,786	2,224,389
Insulet Corp.*	4,062	1,114,003
Intuitive Surgical, Inc.*	20,533	6,320,879
Medtronic plc	77,874	6,444,852
ResMed, Inc.	8,636	1,820,382
STERIS plc	5,841	1,168,025
Stryker Corp.	19,795	5,455,106
Teleflex, Inc.	2,676	628,191
Zimmer Biomet Holdings, Inc.	12,347	1,572,267
		57,978,338
Health Care Providers & Services - 2.6%
AmerisourceBergen Corp.	9,478	1,612,682
Cardinal Health, Inc.	15,113	1,243,800
Centene Corp.*	32,256	2,013,097
Cigna Group (The)	17,522	4,335,118
CVS Health Corp.	75,270	5,120,618
DaVita, Inc.*	3,231	302,648
Elevance Health, Inc.	13,993	6,266,345
HCA Healthcare, Inc.	12,385	3,271,993
Henry Schein, Inc.*	7,971	589,057
Humana, Inc.	7,301	3,664,153
Laboratory Corp. of America Holdings	5,193	1,103,668
McKesson Corp.	8,063	3,151,343
Molina Healthcare, Inc.*	3,449	944,681
Quest Diagnostics, Inc.	6,527	865,806
UnitedHealth Group, Inc.	54,744	26,673,467
Universal Health Services, Inc., Class B	3,686	487,031
		61,645,507
Health Care REITs - 0.2%
Healthpeak Properties, Inc., REIT	32,021	639,139
Ventas, Inc., REIT	23,424	1,010,512
Welltower, Inc., REIT	27,653	2,063,190
		3,712,841
Hotel & Resort REITs - 0.0%(c)
Host Hotels & Resorts, Inc., REIT	41,919	695,855

Hotels, Restaurants & Leisure - 1.8%
Booking Holdings, Inc.*	2,289	5,742,575
Caesars Entertainment, Inc.*	12,541	514,306
Carnival Corp.*	58,682	658,999
Chipotle Mexican Grill, Inc., Class A*	1,541	3,199,871
Darden Restaurants, Inc.	7,079	1,122,163
Domino's Pizza, Inc.	2,074	601,149
Expedia Group, Inc.*	8,695	832,198
Hilton Worldwide Holdings, Inc.	15,580	2,120,750
Las Vegas Sands Corp.*	19,249	1,061,197
Marriott International, Inc., Class A	15,745	2,641,854
McDonald's Corp.	42,939	12,242,338
MGM Resorts International	18,459	725,254
Norwegian Cruise Line Holdings Ltd.*	24,691	366,661
Royal Caribbean Cruises Ltd.*	12,865	1,041,679
Starbucks Corp.	67,318	6,572,930
Wynn Resorts Ltd.	5,985	590,720
Yum! Brands, Inc.	16,421	2,113,218
		42,147,862
Household Durables - 0.3%
DR Horton, Inc.	18,297	1,954,852
Garmin Ltd.	9,013	929,691
Lennar Corp., Class A	14,828	1,588,375
Mohawk Industries, Inc.*	3,089	284,312
Newell Brands, Inc.	21,991	182,745
NVR, Inc.*	193	1,071,964
PulteGroup, Inc.	13,256	875,957
Whirlpool Corp.	3,200	413,728
		7,301,624
Household Products - 1.2%
Church & Dwight Co., Inc.	14,330	1,324,808
Clorox Co. (The)	7,219	1,141,901
Colgate-Palmolive Co.	48,892	3,636,587
Kimberly-Clark Corp.	19,817	2,661,027
Procter & Gamble Co. (The)	138,213	19,695,353
		28,459,676
Independent Power and Renewable Electricity Producers - 0.0%(c)
AES Corp. (The)	39,068	771,202

Industrial Conglomerates - 0.7%
3M Co.	32,257	3,009,901
General Electric Co.	63,795	6,477,106
Honeywell International, Inc.	39,078	7,487,345
		16,974,352
Industrial REITs - 0.3%
Prologis, Inc., REIT	54,152	6,744,632

Insurance - 1.8%
Aflac, Inc.	32,791	2,105,510
Allstate Corp. (The)	15,458	1,676,420

See accompanying notes to the financial statements.

UltraPro S&P500®
Schedule of Portfolio Investments
May 31, 2023

Investments	Shares	Value ($)
American International Group, Inc.	43,468	2,296,414
Aon plc, Class A	12,060	3,717,977
Arch Capital Group Ltd.*	21,708	1,513,048
Arthur J Gallagher & Co.	12,388	2,481,688
Assurant, Inc.	3,094	371,249
Brown & Brown, Inc.	13,757	857,474
Chubb Ltd.	24,279	4,511,038
Cincinnati Financial Corp.	9,161	884,036
Everest Re Group Ltd.	2,313	786,466
Globe Life, Inc.	5,310	547,886
Hartford Financial Services Group, Inc. (The)	18,478	1,266,113
Lincoln National Corp.	9,053	189,389
Loews Corp.	11,392	637,952
Marsh & McLennan Cos., Inc.	28,988	5,020,142
MetLife, Inc.	38,614	1,913,324
Principal Financial Group, Inc.	13,384	876,117
Progressive Corp. (The)	34,270	4,383,476
Prudential Financial, Inc.	21,563	1,696,792
Travelers Cos., Inc. (The)	13,512	2,286,771
W R Berkley Corp.	11,935	664,541
Willis Towers Watson plc	6,231	1,363,654
		42,047,477
Interactive Media & Services - 4.8%
Alphabet, Inc., Class A*	349,028	42,885,070
Alphabet, Inc., Class C*	304,193	37,528,290
Match Group, Inc.*	16,376	564,972
Meta Platforms, Inc., Class A*	130,387	34,516,047
		115,494,379
IT Services - 1.0%
Accenture plc, Class A	36,930	11,297,626
Akamai Technologies, Inc.*	9,164	844,188
Cognizant Technology Solutions Corp., Class A	29,797	1,862,014
DXC Technology Co.*	13,390	335,152
EPAM Systems, Inc.*	3,392	870,455
Gartner, Inc.*	4,655	1,596,013
International Business Machines Corp.	53,034	6,819,642
VeriSign, Inc.*	5,385	1,202,578
		24,827,668
Leisure Products - 0.0%(c)
Hasbro, Inc.	7,635	453,137

Life Sciences Tools & Services - 1.4%
Agilent Technologies, Inc.	17,354	2,007,337
Bio-Rad Laboratories, Inc., Class A*	1,282	478,635
Bio-Techne Corp.	9,166	749,687
Charles River Laboratories International, Inc.*	2,971	574,532
Danaher Corp.	38,398	8,816,949
Illumina, Inc.*	9,170	1,803,280
IQVIA Holdings, Inc.*	10,908	2,147,894
Mettler-Toledo International, Inc.*	1,319	1,743,546
Revvity, Inc.	7,415	855,098
Thermo Fisher Scientific, Inc.	23,032	11,710,851
Waters Corp.*	3,513	882,536
West Pharmaceutical Services, Inc.	4,354	1,456,979
		33,227,324
Machinery - 1.4%
Caterpillar, Inc.	30,535	6,282,576
Cummins, Inc.	8,237	1,683,725
Deere & Co.	15,830	5,476,864
Dover Corp.	8,137	1,084,906
Fortive Corp.	20,715	1,348,754
IDEX Corp.	4,443	884,868
Illinois Tool Works, Inc.	16,270	3,558,737
Ingersoll Rand, Inc.	23,735	1,344,825
Nordson Corp.	3,153	687,133
Otis Worldwide Corp.	24,266	1,929,390
PACCAR, Inc.	30,562	2,102,020
Parker-Hannifin Corp.	7,540	2,416,118
Pentair plc	9,634	534,398
Snap-on, Inc.	3,112	774,452
Stanley Black & Decker, Inc.	8,701	652,314
Westinghouse Air Brake Technologies Corp.	10,654	986,880
Xylem, Inc.	14,035	1,406,307
		33,154,267
Media - 0.6%
Charter Communications, Inc., Class A*	6,141	2,002,887
Comcast Corp., Class A	246,469	9,698,555
DISH Network Corp., Class A*	14,702	94,534
Fox Corp., Class A	17,408	543,130
Fox Corp., Class B	8,016	234,147
Interpublic Group of Cos., Inc. (The)	22,802	848,007
News Corp., Class A	22,388	409,924
News Corp., Class B	6,931	128,085
Omnicom Group, Inc.	11,874	1,047,168
Paramount Global, Class B(b)	29,566	449,699
		15,456,136
Metals & Mining - 0.3%
Freeport-McMoRan, Inc.	83,759	2,876,284
Newmont Corp.	46,550	1,887,603
Nucor Corp.	14,808	1,955,544
Steel Dynamics, Inc.	9,794	900,069
		7,619,500
Multi-Utilities - 0.6%
Ameren Corp.	15,133	1,226,832
CenterPoint Energy, Inc.	36,913	1,041,316
CMS Energy Corp.	17,050	988,559
Consolidated Edison, Inc.	20,833	1,943,719
Dominion Energy, Inc.	48,768	2,452,055
DTE Energy Co.	11,309	1,216,848
NiSource, Inc.	23,809	640,224
Public Service Enterprise Group, Inc.	29,254	1,747,927
Sempra Energy	18,439	2,646,550
WEC Energy Group, Inc.	18,500	1,615,975
		15,520,005
Office REITs - 0.1%
Alexandria Real Estate Equities, Inc., REIT	9,182	1,041,790
Boston Properties, Inc., REIT	8,348	406,297
		1,448,087
Oil, Gas & Consumable Fuels - 3.3%
APA Corp.	18,815	597,941
Chevron Corp.	104,268	15,704,846
ConocoPhillips	71,704	7,120,207
Coterra Energy, Inc.	46,235	1,074,964
Devon Energy Corp.	38,295	1,765,399
Diamondback Energy, Inc.	10,759	1,368,007
EOG Resources, Inc.	34,408	3,691,634

See accompanying notes to the financial statements.

UltraPro S&P500®
Schedule of Portfolio Investments
May 31, 2023

Investments	Shares	Value ($)
EQT Corp.	21,499	747,520
Exxon Mobil Corp.	241,270	24,652,969
Hess Corp.	16,262	2,059,908
Kinder Morgan, Inc.	115,916	1,867,407
Marathon Oil Corp.	37,204	824,441
Marathon Petroleum Corp.	26,566	2,787,039
Occidental Petroleum Corp.	42,548	2,453,318
ONEOK, Inc.	26,240	1,486,758
Phillips 66	27,360	2,506,450
Pioneer Natural Resources Co.	13,926	2,777,401
Targa Resources Corp.	13,305	905,405
Valero Energy Corp.	22,588	2,417,819
Williams Cos., Inc. (The)	71,310	2,043,745
		78,853,178
Passenger Airlines - 0.2%
Alaska Air Group, Inc.*	7,492	336,616
American Airlines Group, Inc.*	38,100	563,118
Delta Air Lines, Inc.*	37,567	1,364,809
Southwest Airlines Co.	34,884	1,041,985
United Airlines Holdings, Inc.*	19,130	908,005
		4,214,533
Personal Care Products - 0.1%
Estee Lauder Cos., Inc. (The), Class A	13,545	2,492,686

Pharmaceuticals - 3.6%
Bristol-Myers Squibb Co.	124,571	8,027,355
Catalent, Inc.*	10,551	392,814
Eli Lilly & Co.	46,248	19,861,666
Johnson & Johnson	153,183	23,752,556
Merck & Co., Inc.	148,495	16,395,333
Organon & Co.	14,879	288,504
Pfizer, Inc.	328,825	12,501,926
Viatris, Inc.	71,071	650,300
Zoetis, Inc., Class A	27,369	4,461,421
		86,331,875
Professional Services - 0.7%
Automatic Data Processing, Inc.	24,234	5,064,664
Broadridge Financial Solutions, Inc.	6,924	1,015,889
Ceridian HCM Holding, Inc.*	9,046	559,495
CoStar Group, Inc.*	23,847	1,893,452
Equifax, Inc.	7,131	1,487,669
Jacobs Solutions, Inc.	7,440	815,424
Leidos Holdings, Inc.	8,047	628,149
Paychex, Inc.	18,772	1,969,746
Paycom Software, Inc.	2,774	777,081
Robert Half International, Inc.	6,319	410,861
Verisk Analytics, Inc., Class A	9,112	1,996,530
		16,618,960
Real Estate Management & Development - 0.1%
CBRE Group, Inc., Class A*	18,531	1,388,343

Residential REITs - 0.3%
AvalonBay Communities, Inc., REIT	8,149	1,417,763
Camden Property Trust, REIT	6,475	676,443
Equity Residential, REIT	19,940	1,212,352
Essex Property Trust, Inc., REIT	3,715	802,663
Invitation Homes, Inc., REIT	34,021	1,152,632
Mid-America Apartment Communities, Inc., REIT	6,795	999,273
UDR, Inc., REIT	18,105	718,225
		6,979,351
Retail REITs - 0.2%
Federal Realty Investment Trust, REIT	4,303	379,525
Kimco Realty Corp., REIT	36,238	666,054
Realty Income Corp., REIT	36,765	2,185,312
Regency Centers Corp., REIT	9,056	509,581
Simon Property Group, Inc., REIT	19,141	2,012,676
		5,753,148
Semiconductors & Semiconductor Equipment - 6.2%
Advanced Micro Devices, Inc.*	94,478	11,168,303
Analog Devices, Inc.	29,662	5,270,641
Applied Materials, Inc.	49,413	6,586,753
Broadcom, Inc.	24,475	19,774,821
Enphase Energy, Inc.*	7,995	1,390,171
First Solar, Inc.*	5,832	1,183,663
Intel Corp.	242,389	7,620,710
KLA Corp.	8,066	3,573,157
Lam Research Corp.	7,933	4,892,281
Microchip Technology, Inc.	32,087	2,414,868
Micron Technology, Inc.	63,910	4,358,662
Monolithic Power Systems, Inc.	2,638	1,292,382
NVIDIA Corp.	144,141	54,534,306
NXP Semiconductors NV	15,183	2,719,275
ON Semiconductor Corp.*	25,258	2,111,569
Qorvo, Inc.*	5,877	571,597
QUALCOMM, Inc.	65,312	7,407,034
Skyworks Solutions, Inc.	9,273	959,848
SolarEdge Technologies, Inc.*	3,288	936,521
Teradyne, Inc.	9,070	908,723
Texas Instruments, Inc.	53,064	9,226,768
		148,902,053
Software - 8.9%
Adobe, Inc.*	26,832	11,210,141
ANSYS, Inc.*	5,068	1,639,954
Autodesk, Inc.*	12,620	2,516,302
Cadence Design Systems, Inc.*	16,052	3,706,567
Fair Isaac Corp.*	1,511	1,190,169
Fortinet, Inc.*	38,029	2,598,522
Gen Digital, Inc.	33,302	584,117
Intuit, Inc.	16,480	6,907,098
Microsoft Corp.	436,125	143,219,089
Oracle Corp.	90,043	9,539,155
PTC, Inc.*	6,210	834,624
Roper Technologies, Inc.	6,186	2,809,805
Salesforce, Inc.*	58,560	13,081,133
ServiceNow, Inc.*	11,892	6,478,524
Synopsys, Inc.*	8,955	4,074,167
Tyler Technologies, Inc.*	2,472	981,285
		211,370,652
Specialized REITs - 1.0%
American Tower Corp., REIT	27,341	5,042,774
Crown Castle, Inc., REIT	25,329	2,867,496
Digital Realty Trust, Inc., REIT	16,831	1,724,504
Equinix, Inc., REIT	5,443	4,058,029
Extra Space Storage, Inc., REIT	7,867	1,134,972
Iron Mountain, Inc., REIT	17,014	908,888
Public Storage, REIT	9,218	2,611,459
SBA Communications Corp., Class A, REIT	6,337	1,405,420
VICI Properties, Inc., Class A, REIT	58,810	1,818,993

See accompanying notes to the financial statements.

UltraPro S&P500®
Schedule of Portfolio Investments
May 31, 2023

Investments	Shares	Value ($)
Weyerhaeuser Co., REIT	42,960	1,231,234
		22,803,769
Specialty Retail - 1.8%
Advance Auto Parts, Inc.	3,503	255,334
AutoZone, Inc.*	1,106	2,639,845
Bath & Body Works, Inc.	13,438	473,555
Best Buy Co., Inc.	11,510	836,432
CarMax, Inc.*	9,213	665,271
Home Depot, Inc. (The)	59,690	16,919,130
Lowe's Cos., Inc.	35,424	7,124,829
O'Reilly Automotive, Inc.*	3,671	3,316,051
Ross Stores, Inc.	20,164	2,089,394
TJX Cos., Inc. (The)	67,704	5,198,990
Tractor Supply Co.	6,496	1,361,496
Ulta Beauty, Inc.*	2,971	1,217,605
		42,097,932
Technology Hardware, Storage & Peripherals - 6.7%
Apple, Inc.	871,414	154,458,132
Hewlett Packard Enterprise Co.	75,127	1,083,331
HP, Inc.	50,670	1,472,470
NetApp, Inc.	12,604	836,276
Seagate Technology Holdings plc	11,302	679,250
Western Digital Corp.*	18,737	725,684
		159,255,143
Textiles, Apparel & Luxury Goods - 0.4%
NIKE, Inc., Class B	73,007	7,684,717
Ralph Lauren Corp., Class A	2,436	258,971
Tapestry, Inc.	13,803	552,396
VF Corp.	19,342	333,069
		8,829,153
Tobacco - 0.5%
Altria Group, Inc.	104,572	4,645,088
Philip Morris International, Inc.	90,812	8,173,988
		12,819,076
Trading Companies & Distributors - 0.2%
Fastenal Co.	33,444	1,800,959
United Rentals, Inc.	4,057	1,354,186
WW Grainger, Inc.	2,652	1,721,201
		4,876,346
Water Utilities - 0.1%
American Water Works Co., Inc.	11,261	1,626,651

Wireless Telecommunication Services - 0.2%
T-Mobile US, Inc.*	34,725	4,766,006

TOTAL COMMON STOCKS (Cost $2,322,444,982)		2,047,954,589

SECURITIES LENDING REINVESTMENTS(d) - 0.0%(c)

INVESTMENT COMPANIES - 0.0%(c)
Invesco Government & Agency Portfolio, Institutional Class 5.04% (Cost $294,004)	294,004	294,004

Investments	Principal Amount ($)	Value ($)
SHORT-TERM INVESTMENTS - 8.0%

REPURCHASE AGREEMENTS(e) - 3.9%
Repurchase Agreements with various counterparties, rates 4.95% - 5.05%, dated 5/31/2023, due 6/1/2023, total to be received $92,157,739
(Cost $92,144,841)	92,144,841	92,144,841

U.S. TREASURY OBLIGATIONS(a) - 4.1%
U.S. Treasury Bills
4.69%, 7/13/2023(f)	50,000,000	49,704,527
5.03%, 8/24/2023(f)	50,000,000	49,399,264
TOTAL U.S. TREASURY OBLIGATIONS (Cost $99,160,712)		99,103,791

TOTAL SHORT-TERM INVESTMENTS (Cost $191,305,553)		191,248,632
Total Investments - 93.8% (Cost $2,514,044,539)		2,239,497,225
Other assets less liabilities - 6.2%		147,593,669
Net Assets - 100.0%		2,387,090,894

See accompanying notes to the financial statements.

UltraPro S&P500®
Schedule of Portfolio Investments
May 31, 2023

*	Non-income producing security.
(a)	All or a portion of these securities are segregated in connection with obligations for swaps with a total value of $526,839,019.
(b)	The security or a portion of this security is on loan at May 31, 2023. The total value of securities on loan at May 31, 2023 was $426,191, collateralized in the form of cash with a value of $294,004 that was reinvested in the securities shown in the Securities Lending Reinvestment section of the Schedule of Portfolio Investments and $163,361 of collateral in the form of U.S. Government Treasury Securities, interest rates ranging from 0.00% – 5.25%, and maturity dates ranging from July 15, 2023 – November 15, 2052. The total value of collateral is $457,365.
(c)	Represents less than 0.05% of net assets.
(d)	The security was purchased with cash collateral held from securities on loan at May 31, 2023. The total value of securities purchased was $294,004.
(e)	The Fund invests in Repurchase Agreements jointly with other funds in the Trust. See "Repurchase Agreements" in the Notes to Financial Statements to view the details of each individual agreement and counterparty as well as a description of the securities subject to repurchase.
(f)	The rate shown was the current yield as of May 31, 2023.

As of May 31, 2023, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investment securities and derivative instruments, if applicable, for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$97,849,194
Aggregate gross unrealized depreciation	(395,172,747)
Net unrealized depreciation	$(297,323,553)
Federal income tax cost	$2,538,155,837

See accompanying notes to the financial statements.

UltraPro S&P500®
Schedule of Portfolio Investments
May 31, 2023

Futures Contracts Purchased

UltraPro S&P500® had the following open long futures contracts as of May 31, 2023:

	Number of Contracts	Expiration Date	Trading Currency	Notional Amount	Value and Unrealized Appreciation
S&P 500 E-Mini Index	251	6/16/2023	USD	$52,590,775	$3,383,865

Swap Agreementsa

UltraPro S&P500® had the following open non-exchange traded total return swap agreements as of May 31, 2023:

Notional Amount ($)	Termination Date[b]	Counterparty	Rate Paid (Received)[c]	Reference Instrument	Value and Unrealized Appreciation/ (Depreciation)[d] ($)	Financial Instruments for the Benefit of (the Fund)/ the Counterparty ($)	Cash Collateral for the Benefit of (the Fund)/ the Counterparty ($)	Net Amount[e] ($)
928,269,186	3/6/2025	Bank of America NA	5.43%	S&P 500®	2,051,047	(2,051,047)	—	—
690,641,670	2/11/2025	BNP Paribas SA	5.68%	S&P 500®	6,004,590	(6,004,577)	(13)	—
597,953,940	3/6/2025	Citibank NA	5.74%	S&P 500®	5,148,261	(5,148,261)	—	—
723,386,459	4/8/2024	Goldman Sachs International	5.68%	S&P 500®	(28,224,379)	17,869,089	10,355,290	—
561,522,542	11/7/2023	J.P. Morgan Securities	5.48%	S&P 500®	4,282,284	(4,282,284)	—	—
540,481,278	3/6/2025	Morgan Stanley & Co. International plc	5.63%	S&P 500®	6,055,398	—	(6,055,398)	—
651,104,659	4/8/2024	Societe Generale	5.58%	S&P 500®	(7,300,263)	6,983,896	316,367	—
367,168,807	11/7/2024	UBS AG	5.58%	S&P 500®	9,934,256	(9,934,256)	—	—

5,060,528,541					(2,048,806)
				Total Unrealized Appreciation	33,475,836
				Total Unrealized Depreciation	(35,524,642)

[a]	The Fund's Swap Agreements are not accounted for as hedging instruments under ASC 815.
[b]	Agreements may be terminated at will by either party without penalty. Payment is due at termination/maturity.
[c]	Reflects the floating financing rate, as of May 31, 2023, on the notional amount of the swap agreement paid to the counterparty or received from the counterparty, excluding any commissions. This amount is included as part of the unrealized appreciation/(depreciation).
[d]	The Fund discloses amounts due to the Fund from the counterparty (unrealized appreciation on swap agreements) at period end as an asset on its Statement of Assets and Liabilities. Amounts due to the counterparty from the Fund (unrealized depreciation on swap agreements) are disclosed as a liability on its Statement of Assets and Liabilities. The Fund presents these amounts on a gross basis and does not offset or "net" these amounts on its Statement of Assets and Liabilities.
[e]	Represents the "uncollateralized" amount due from or (to) the counterparty at period end. These amounts could be due to timing differences between the movement of collateral in relation to market movements, or due to agreement provisions allowing minimum "thresholds" that would need to be exceeded prior to the movement of collateral. To the extent that a net amount is due from a counterparty, the Fund would be exposed to the counterparty by such amount and could suffer losses or delays in recovery of that amount in the event of a counterparty default.

Abbreviations
USD	U.S. Dollar

See accompanying notes to the financial statements.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of ProShares Trust and Shareholders of each of the one hundred twenty-one funds listed below

Opinions on the Financial Statements

With respect to each of the funds designated with a number “(1)”, we have audited the accompanying statements of assets and liabilities, including the summary schedules of portfolio investments, as of May 31, 2023, the related statements of operations and of changes in net assets for each of the periods listed below, including the related notes, and the financial highlights for each of the periods indicated therein (included in Item 1 of this Form N-CSR) and the schedules of portfolio investments (included in Item 6 of this Form N-CSR) as of May 31, 2023 (collectively referred to as the “financial statements”), and with respect to each of the funds designated with a number “(2)”, we have audited the accompanying statements of assets and liabilities, including the schedules of portfolio investments, as of May 31, 2023, the related statements of operations, of changes in net assets for each of the periods listed below, including the related notes, and the financial highlights for each of the periods indicated therein (included in Item 1 of this Form N-CSR) (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the funds listed below (constituting ProShares Trust, hereafter collectively referred to as the “Funds”) as of May 31, 2023, the results of each of their operations, the changes in each of their net assets for each of the periods listed below, and each of the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America.

Big Data Refiners ETF	(2)(B)	Short Financials	(2)(A)	Ultra SmallCap600	(1)(A)
Bitcoin Strategy ETF	(2)(G)	Short FTSE China 50	(2)(A)	Ultra Technology	(2)(A)
Decline of the Retail Store ETF	(2)(A)	Short High Yield	(2)(A)	Ultra Utilities	(2)(A)
DJ Brookfield Global Infrastructure ETF	(2)(A)	Short MidCap400	(2)(A)	UltraPro Dow30SM	(2)(A)
Equities for Rising Rates ETF	(2)(A)	Short MSCI EAFE	(2)(A)	UltraPro MidCap400	(1)(A)
Global Listed Private Equity ETF	(2)(A)	Short MSCI Emerging Markets	(2)(A)	UltraPro QQQ	(2)(A)
Hedge Replication ETF	(1)(A)	Short QQQ	(2)(A)	UltraPro Russell2000	(1)(A)
High Yield-Interest Rate Hedged	(2)(A)	Short Real Estate	(2)(A)	UltraPro S&P500®	(1)(A)
Inflation Expectations ETF	(2)(A)	Short Russell2000	(2)(A)	UltraPro Short 20+ Year Treasury	(2)(A)
Investment Grade–Interest Rate Hedged	(2)(A)	Short S&P500®	(2)(A)	UltraPro Short Dow30SM	(2)(A)
K-1 Free Crude Oil Strategy ETF	(2)(A)	Short SmallCap600	(2)(A)	UltraPro Short MidCap400	(2)(A)
Large Cap Core Plus	(1)(A)	Smart Materials ETF	(2)(D)	UltraPro Short QQQ	(2)(A)
Long Online/Short Stores ETF	(2)(A)	Supply Chain Logistics ETF	(2)(F)	UltraPro Short Russell2000	(2)(A)
Merger ETF	(2)(A)	Ultra 20+ Year Treasury	(2)(A)	UltraPro Short S&P500®	(2)(A)
Metaverse ETF	(2)(C)	Ultra 7-10 Year Treasury	(2)(A)	UltraShort 20+ Year Treasury	(2)(A)
MSCI EAFE Dividend Growers ETF	(2)(A)	Ultra Communication Services	(2)(A)	UltraShort 7-10 Year Treasury	(2)(A)
MSCI Emerging Markets Dividend Growers ETF	(2)(A)	Ultra Consumer Discretionary	(2)(A)	UltraShort Consumer Discretionary	(2)(A)
MSCI Europe Dividend Growers ETF	(2)(A)	Ultra Consumer Staples	(2)(A)	UltraShort Consumer Staples	(2)(A)
MSCI Transformational Changes ETF	(2)(A)	Ultra Dow30SM	(2)(A)	UltraShort Dow30SM	(2)(A)
Nanotechnology ETF	(2)(D)	Ultra Energy	(2)(A)	UltraShort Energy	(2)(A)
Nasdaq-100 Dorsey Wright Momentum ETF	(2)(A)	Ultra Financials	(2)(A)	UltraShort Financials	(2)(A)
On-Demand ETF	(2)(D)	Ultra FTSE China 50	(2)(A)	UltraShort FTSE China 50	(2)(A)
Online Retail ETF	(2)(A)	Ultra FTSE Europe	(2)(A)	UltraShort FTSE Europe	(2)(A)
Pet Care ETF	(2)(A)	Ultra Health Care	(2)(A)	UltraShort Health Care	(2)(A)
Russell 2000 Dividend Growers ETF	(2)(A)	Ultra High Yield	(2)(A)	UltraShort Industrials	(2)(A)
Russell U.S. Dividend Growers ETF	(2)(A)	Ultra Industrials	(2)(A)	UltraShort Materials	(2)(A)
S&P 500® Bond ETF	(2)(A)	Ultra Materials	(2)(A)	UltraShort MidCap400	(2)(A)
S&P 500® Dividend Aristocrats ETF	(2)(A)	Ultra MidCap400	(1)(A)	UltraShort MSCI Brazil Capped	(2)(A)
S&P 500® Ex-Energy ETF	(1)(A)	Ultra MSCI Brazil Capped	(2)(A)	UltraShort MSCI EAFE	(2)(A)
S&P 500® Ex-Financials ETF	(1)(A)	Ultra MSCI EAFE	(2)(A)	UltraShort MSCI Emerging Markets	(2)(A)
S&P 500® Ex-Health Care ETF	(1)(A)	Ultra MSCI Emerging Markets	(2)(A)	UltraShort MSCI Japan	(2)(A)
S&P 500® Ex-Technology ETF	(1)(A)	Ultra MSCI Japan	(2)(A)	UltraShort Nasdaq Biotechnology	(2)(A)
S&P Global Core Battery Metals ETF	(2)(E)	Ultra Nasdaq Biotechnology	(1)(A)	UltraShort QQQ	(2)(A)
S&P Kensho Cleantech ETF	(2)(B)	Ultra Nasdaq Cloud Computing	(2)(A)	UltraShort Real Estate	(2)(A)
S&P Kensho Smart Factories ETF	(2)(B)	Ultra Nasdaq Cybersecurity	(2)(A)	UltraShort Russell2000	(2)(A)
S&P MidCap 400 Dividend Aristocrats ETF	(2)(A)	Ultra QQQ	(2)(A)	UltraShort S&P500®	(2)(A)
S&P Technology Dividend Aristocats ETF	(2)(A)	Ultra Real Estate	(2)(A)	UltraShort Semiconductors	(2)(A)
Short 20+ Year Treasury	(2)(A)	Ultra Russell2000	(1)(A)	UltraShort SmallCap600	(2)(A)
Short 7-10 Year Treasury	(2)(A)	Ultra S&P500®	(1)(A)	UltraShort Technology	(2)(A)
Short Bitcoin Strategy ETF	(2)(H)	Ultra Semiconductors	(2)(A)	UltraShort Utilities	(2)(A)
Short Dow30SM	(2)(A)

(A)	Statement of operations for the year ended May 31, 2023 and statement of changes in net assets for each of the two years in the period ended May 31, 2023

(B)	Statement of operations for the year ended May 31, 2023, and statement of changes in net assets for the year ended May 31, 2023 and for the period September 29, 2021 (commencement of investment operations) through May 31, 2022.

(C)	Statement of operations for the year ended May 31, 2023, and statement of changes in net assets for the year ended May 31, 2023 and for the period March 15, 2022 (commencement of investment operations) through May 31, 2022.

(D)	Statement of operations for the year ended May 31, 2023, and statement of changes in net assets for the year ended May 31, 2023 and for the period October 26, 2021 (commencement of investment operations) through May 31, 2022.

(E)	Statement of operations and statement of changes in net assets for the period November 29, 2022 (commencement of investment operations) through May 31, 2023.

(F)	Statement of operations for the year ended May 31, 2023, and statement of changes in net assets for the year ended May 31, 2023 and for the period April 6, 2022 (commencement of investment operations) through May 31, 2022.

(G)	Consolidated statement of assets and liabilities, including the consolidated schedule of portfolio investments, as of May 31, 2023, the related consolidated statement of operations for the year ended May 31, 2023 and the consolidated statement of changes in net assets for the year ended May 31, 2023 and for the period October 18, 2021 (commencement of investment operations) through May 31, 2022.

(H)	Consolidated statement of assets and liabilities, including the consolidated schedule of portfolio investments, as of May 31, 2023, and the related consolidated statement of operations and consolidated statement of changes in net assets for the period June 19, 2022 (commencement of investment operations) through May 31, 2023.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of May 31, 2023 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/ PricewaterhouseCoopers LLP

Baltimore, Maryland

July 27, 2023

We have served as the auditor of one or more investment companies in ProFunds and ProShares Trust group since 1997.

2

(b)	Securities Divested of in accordance with Section 13(c) of the Investment Company Act of 1940.

Not applicable.

Item 7. Disclosure Of Proxy Voting Policies And Procedures For Closed-End Management Investment Companies.

Not applicable to the Registrant.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to the Registrant.

Item 9. Purchase of Equity Securities By Closed-End Management Investment Company And Affiliated Purchasers.

Not applicable to the Registrant.

Item 10. Submission of Matters to a Vote of Security Holders.

The Registrant did not have in place procedures by which shareholders may recommend nominees to the Registrant’s board of trustees.

Item 11. Controls and Procedures.

(a)	The Registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the registrant’s disclosure controls and procedures as conducted within 90 days of the filing date of this report, that those disclosure controls and procedures provide reasonable assurance that the material information required to be disclosed by the Registrant on this report is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b)	There were no changes in the Registrant’s internal control over financial reporting that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable to the Registrant.

Item 13. Exhibits.

(a)(1)	The code of ethics that is the subject of the disclosure required by Item 2 is attached hereto.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(a)(4)	Not applicable.

(b)	Certification required by Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 is attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

ProShares Trust

By:	/s/Todd B. Johnson
Todd B. Johnson
President and Principal Executive Officer
August 4, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Todd B. Johnson
Todd B. Johnson
President and Principal Executive Officer
August 4, 2023

By:	/s/Maria Clem Sell
Maria Clem Sell
Treasurer and Principal Financial Officer
August 4, 2023